UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

Form N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT

INVESTMENT COMPANIES

Investment Company Act File Number 811-04550

THE MAINSTAY FUNDS

(Exact name of Registrant as specified in charter)

51 Madison Avenue, New York, NY 10010

(Address of principal executive offices) (Zip code)

J. Kevin Gao, Esq.

30 Hudson Street

Jersey City, New Jersey 07302

(Name and address of agent for service)

Registrant’s telephone number, including area code: (212) 576-7000

Date of fiscal year end: October 31

Date of reporting period: October 31, 2021

FORM N-CSR

Item 1.	Reports to Stockholders.

MainStay Candriam Emerging Markets Debt Fund

Message from the President and Annual Report
October 31, 2021
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Not FDIC/NCUA Insured	Not a Deposit	May Lose Value	No Bank Guarantee	Not Insured by Any Government Agency

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Message from the President
An improved economic outlook provided support to both the equity and fixed-income markets during the 12-month reporting period ended October 31, 2021, but several factors agitated the markets at times, including inflation concerns, uncertainty about the Federal Reserve’s (“Fed”) policy, the re-emergence of COVID-19, and political standoffs in Washington. While stock markets posted solid gains, bonds finished down somewhat, due largely to a sell-off in U.S. Treasury issues early in the year.
The reporting period began with a dramatic shift in the market environment when the discovery of two COVID-19 vaccine candidates was announced. The $900 billion relief package passed in December also added to investor confidence. On the other hand, late in 2021, government inaction added to market uncertainty as Congress came to a stalemate over the debt ceiling and a $3.5 trillion reconciliation package.
As the reporting period progressed investors became increasingly focused on inflation, and a variety of developments fueled these concerns. Early in 2021, the Fed opted to leave interest rates unchanged, pointing to the low inflation rate. But, mindful of the Fed’s new, more lenient approach to pricing pressures—announced late in 2020—and of sizable fiscal spending enacted in response to the pandemic, investors grew concerned, which led to a sell-off in longer-dated Treasury issues in February and March.
Energy prices continued to rebound from a low point at the height of the pandemic in 2020, and shortages in various sectors, including semiconductors and construction supplies, resulted in rising prices. An anticipated $1+ trillion infrastructure spending bill added to inflation concerns. The Consumer Price Index, a measure of pricing pressures across the economy, ticked up in March, exceeded a 4% annualized rate in April, and remained above 5% through September.
In September, the Fed increased its forecast for inflation in 2021 from 3.4% to 4.2% and its forecast for 2022 from 2.1% to 2.2%. After the reporting period, Fed officials announced that a reduction in the Fed's bond purchasing program would begin in November 2021.
In fixed-income markets, these concerns and the sell-off in issues of longer-term Treasury bonds weighed on investment grade corporate bonds. Early in the reporting period, they performed well as the economic outlook improved, but pricing pressures and uncertainty about when the Fed would reduce its bond-purchasing program took a toll. High-yield bonds fared better, supported by more attractive yields and the improved outlook for economic growth.
In the municipal market, healthy fundamentals, $350 billion in financial support from the federal government, and the prospect of an increase in federal income tax rates on corporations and higher-earning households provided some support. But intermittent fears about the effect of the Delta variant of COVID-19, inflation concerns, and an anticipated rise in Treasury yields weighed on the market at times.
In equities, turmoil in the Treasury market led to a shift early in the reporting period. The rise of yields on longer Treasury issues disrupted the momentum of growth stocks as investors sought to capture the impact of improving economic growth by moving into more cyclical and value-oriented shares. But growth stocks rebounded later as concerns about the pace of the economic recovery arose with the emergence of the Delta variant. Although value stocks outperformed growth stocks in the first half of the reporting period, by the end of the reporting period, their returns were approximately even.
The performance of individual sectors within the S&P 500® Index, a widely regarded benchmark of market performance, varied widely, with inflation and interest-rate sensitive sectors leading. The energy sector more than doubled during the reporting period, followed by the financial sector, while the utilities and consumer staples sectors lagged. Foreign developed markets posted strong returns but underperformed the U.S. market somewhat. Emerging markets gained as well, but a lagging economic and pandemic recovery continued to hinder performance.
In light of higher inflation and rising interest rates, we at New York Life Investments are focused on providing investors with the products and insights they may need to meet the challenge of a changing market environment.
The following annual report contains more detailed information about the specific markets, securities and decisions that affected your MainStay Fund during the 12 months ended October 31, 2021.
Sincerely,
Kirk C. Lehneis
President

The opinions expressed are as of the date of this report and are subject to change. There is no guarantee that any forecast made will come to pass. This material does not constitute investment advice and is not intended as an endorsement of any specific investment. Past performance is no guarantee of future results.
Not part of the Annual Report

Investors should refer to the Fund’s Summary Prospectus and/or Prospectus and consider the Fund’s investment objectives, strategies, risks, charges and expenses carefully before investing. The Summary Prospectus and/or Prospectus contain this and other information about the Fund. You may obtain copies of the Fund’s Summary Prospectus, Prospectus and Statement of Additional Information free of charge, upon request, by calling toll-free 800-624-6782, by writing to NYLIFE Distributors LLC, Attn: MainStay Marketing Department, 30 Hudson Street, Jersey City, NJ 07302 or by sending an e-mail to MainStayShareholderServices@nylim.com. These documents are also available via the MainStay Funds’ website at newyorklifeinvestments.com. Please read the Fund’s Summary Prospectus and/or Prospectus carefully before investing.

Investment and Performance Comparison (Unaudited)
Performance data quoted represents past performance. Past performance is no guarantee of future results. Because of market volatility and other factors, current performance may be lower or higher than the figures shown. Investment return and principal value will fluctuate, and as a result, when shares are redeemed, they may be worth more or less than their original cost. The graph below depicts the historical performance of Class I shares of the Fund. Performance will vary from class to class based on differences in class-specific expenses and sales charges. For performance information current to the most recent month-end, please call 800-624-6782 or visit newyorklifeinvestments.com.
The performance table and graph do not reflect the deduction of taxes that a shareholder would pay on distributions or Fund share redemptions. Total returns reflect maximum applicable sales charges as indicated in the table below, if any, changes in share price, and reinvestment of dividend and capital gain distributions. The graph assumes the initial investment amount shown below and reflects the deduction of all sales charges that would have applied for the period of investment. Performance figures may reflect certain fee waivers and/or expense limitations, without which total returns may have been lower. For more information on share classes and current fee waivers and/or expense limitations (if any), please refer to the Notes to Financial Statements.
Average Annual Total Returns for the Year-Ended October 31, 2021
Class	Sales Charge		Inception Date[1]	One Year	Five Years	Ten Years	Gross Expense Ratio[2]
Class A Shares	Maximum 4.5% Initial Sales Charge	With sales charges	6/1/1998	-0.68%	2.11%	3.50%	1.33%
		Excluding sales charges		4.00	3.05	3.98	1.33
Investor Class Shares[3]	Maximum 4% Initial Sales Charge	With sales charges	2/28/2008	-0.44	1.84	3.27	1.66
		Excluding sales charges		3.70	2.78	3.75	1.66
Class B Shares[4]	Maximum 5% CDSC	With sales charges	6/1/1998	-2.08	1.65	2.97	2.40
	if Redeemed Within the First Six Years of Purchase	Excluding sales charges		2.87	2.00	2.97	2.40
Class C Shares	Maximum 1% CDSC	With sales charges	9/1/1998	1.87	2.01	2.98	2.40
	if Redeemed Within One Year of Purchase	Excluding sales charges		2.87	2.01	2.98	2.40
Class I Shares	No Sales Charge		8/31/2007	4.42	3.36	4.26	1.07

1.	Prior to February 28, 2017, the Fund's primary investment strategies were changed. Effective June 21, 2019, the Fund replaced its prior subadvisor and modified its investment objective and principal investment strategies. The performance in the graph and table prior to those dates reflects its prior subadvisor's, investment objective and principal investment strategies.
2.	The gross expense ratios presented reflect the Fund’s “Total Annual Fund Operating Expenses” from the most recent Prospectus, as supplemented, and may differ from other expense ratios disclosed in this report.
3.	Prior to June 30, 2020, the maximum initial sales charge was 4.5%, which is reflected in the average annual total return figures shown.
4.	Class B shares are closed to all new purchases as well as additional investments by existing Class B shareholders.
The footnotes on the next page are an integral part of the table and graph and should be carefully read in conjunction with them.
5

Benchmark Performance*	One Year	Five Years	Ten Years
JPMorgan EMBI Global Diversified Index[1]	4.41%	4.15%	5.35%
Morningstar Emerging Markets Bond Category Average[2]	4.66	3.51	3.04

1.	The JPMorgan EMBI Global Diversified Index is the Fund’s primary broad-based securities market index for comparison purposes. The JPMorgan EMBI Global Diversified Index is a market-capitalization weighted, total return index tracking the traded market for U.S. dollar-denominated Brady Bonds, Eurobonds, traded loans and local market debt instruments issued by sovereign and quasi-sovereign entities. Results assume reinvestment of all dividends and capital gains. An investment cannot be made directly in an index.
2.	The Morningstar Emerging Markets Bond Category Average is representative of funds that invest more than 65% of their assets in foreign bonds from developing countries. The largest portion of the emerging-markets bond market comes from Latin America, followed by Eastern Europe. Africa, the Middle East, and Asia make up the rest. Results are based on average total returns of similar funds with all dividends and capital gain distributions reinvested.
*	Returns for indices reflect no deductions for fees, expenses or taxes, except for foreign withholding taxes where applicable.
The footnotes on the preceding page are an integral part of the table and graph and should be carefully read in conjunction with them.
6	MainStay Candriam Emerging Markets Debt Fund

Cost in Dollars of a $1,000 Investment in MainStay Candriam Emerging Markets Debt Fund (Unaudited)
The example below is intended to describe the fees and expenses borne by shareholders during the six-month period from May 1, 2021 to October 31, 2021, and the impact of those costs on your investment.
Example
As a shareholder of the Fund you incur two types of costs: (1) transaction costs, including exchange fees and sales charges (loads) on purchases (as applicable), and (2) ongoing costs, including management fees, distribution and/or service (12b-1) fees, and other Fund expenses (as applicable). This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds. The example is based on an investment of $1,000 made at the beginning of the six-month period and held for the entire period from May 1, 2021 to October 31, 2021.
This example illustrates your Fund’s ongoing costs in two ways:
Actual Expenses
The second and third data columns in the table below provide information about actual account values and actual expenses. You may use the information in these columns, together with the amount you invested, to estimate the expenses that you paid during the six months ended October 31, 2021. Simply divide your account value by $1,000 (for example, an
$8,600 account value divided by $1,000 = 8.6), then multiply the result by the number under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.
Hypothetical Example for Comparison Purposes
The fourth and fifth data columns in the table below provide information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balances or expenses you paid for the six-month period shown. You may use this information to compare the ongoing costs of investing in the Fund with the ongoing costs of investing in other mutual funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other mutual funds.
Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as exchange fees or sales charges (loads). Therefore, the fourth and fifth data columns of the table are useful in comparing ongoing costs only and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.
Share Class	Beginning Account Value 5/1/21	Ending Account Value (Based on Actual Returns and Expenses) 10/31/21	Expenses Paid During Period[1]	Ending Account Value (Based on Hypothetical 5% Annualized Return and Actual Expenses) 10/31/21	Expenses Paid During Period[1]	Net Expense Ratio During Period[2]
Class A Shares	$1,000.00	$995.50	$ 5.78	$1,019.41	$ 5.85	1.15%
Investor Class Shares	$1,000.00	$993.60	$ 7.69	$1,017.49	$ 7.78	1.53%
Class B Shares	$1,000.00	$989.70	$11.43	$1,013.71	$11.57	2.28%
Class C Shares	$1,000.00	$990.70	$11.44	$1,013.71	$11.57	2.28%
Class I Shares	$1,000.00	$997.10	$ 4.28	$1,020.92	$ 4.33	0.85%

1.	Expenses are equal to the Fund’s annualized expense ratio of each class multiplied by the average account value over the period, divided by 365 and multiplied by 184 (to reflect the six-month period). The table above represents the actual expenses incurred during the six-month period. In addition to the fees and expenses which the Fund bears directly, it also indirectly bears a pro rata share of the fees and expenses of the underlying funds in which it invests. Such indirect expenses are not included in the above-reported expense figures.
2.	Expenses are equal to the Fund's annualized expense ratio to reflect the six-month period.
7

Country Composition as of October 31, 2021 (Unaudited)
Mexico	5.1%
Colombia	4.1
Azerbaijan	3.4
Indonesia	3.4
United Arab Emirates	3.2
Russia	3.2
Argentina	3.1
South Africa	3.1
Nigeria	3.1
Chile	3.0
Cote D'Ivoire	2.9
Dominican Republic	2.8
Ukraine	2.8
Kenya	2.7
Saudi Arabia	2.5
Oman	2.4
United States	2.3
Ghana	2.3
Bahrain	2.2
Republic Of Serbia	2.0
Peru	2.0
Romania	2.0
Panama	2.0
Kazakhstan	1.8
Brazil	1.7
Hungary	1.6
Iraq	1.5
El Salvador	1.5
India	1.5
Bahamas	1.4%
Morocco	1.3
Qatar	1.3
Costa Rica	1.3
Ecuador	1.2
Senegal	1.0
Namibia	1.0
Tunisia	1.0
Mongolia	1.0
Turkey	1.0
Georgia	0.9
Egypt	0.9
Philippines	0.9
Zambia	0.9
Pakistan	0.8
Venezuela	0.7
Guatemala	0.7
Jordan	0.7
Jamaica	0.7
Paraguay	0.7
Honduras	0.7
Uruguay	0.5
Sri Lanka	0.5
Armenia	0.5
Lebanon	0.3
Other Assets, Less Liabilities	2.9
100.0%
See Portfolio of Investments beginning on page 13 for specific holdings within these categories. The Fund's holdings are subject to change.

Top Ten Holdings and/or Issuers Held as of October 31, 2021 (excluding short-term investments) (Unaudited)
1.	Colombia Government Bond, 3.00%-6.125%, due 1/30/30–6/15/45
2.	Nigeria Government Bond, 6.50%-7.875%, due 11/21/25–11/28/47
3.	Chile Government Bond, 2.45%-3.50%, due 1/31/31–1/22/61
4.	Mexico Government Bond, 2.659%-3.771%, due 5/24/31–4/19/71
5.	Ivory Coast Government Bond, 4.875%-6.125%, due 1/30/32–6/15/33
6.	Dominican Republic Government Bond, 4.50%-6.85%, due 1/25/27–1/30/60
7.	Kenya Government Bond, 6.875%-8.00%, due 6/24/24–5/22/32
8.	State Agency of Roads of Ukraine, 6.25%, due 6/24/28
9.	Ghana Government Bond, 7.75%-8.627%, due 4/7/29–6/16/49
10.	Finance Department Government of Sharjah, 3.625%-4.00%, due 3/10/33–7/28/50

8	MainStay Candriam Emerging Markets Debt Fund

Portfolio Management Discussion and Analysis (Unaudited)
Questions answered by portfolio managers Diliana Deltcheva, CFA, Magda Branet, CFA, and Christopher Mey, CFA, of Candriam Luxembourg S.C.A., the Fund’s Subadvisor
How did MainStay Candriam Emerging Markets Debt Fund perform relative to its benchmark and peer group during the 12 months ended October 31, 2021?
For the 12 months ended October 31, 2021, Class I shares of MainStay Candriam Emerging Markets Debt Fund returned 4.42%, outperforming the 4.41% return of the Fund’s benchmark, the JPMorgan EMBI Global Diversified Index (the "Index"). Over the same period, Class I shares underperformed the 4.66% return of the Morningstar Emerging Markets Bond Category Average.1
What factors affected the Fund’s relative performance during the reporting period?
During a broadly constructive final two months of 2020, in which higher-yielding sovereigns outperformed investment-grade sovereigns, the Fund’s performance benefited relative to the Index. This was primarily due to a combination of overweight exposure in higher-yielding credits, such as Ghana, Kenya and Dominican Republic, and higher-yielding investment-grade credits, such as Saudi Arabia and Romania (where rating downgrade risk declined further as policy uncertainty dissipated after the country’s December parliamentary election). Instrument selection made the strongest positive contributions to the Fund’s relative performance; in Mexico, the Fund held an overweight position in quasi-sovereign Pemex, which benefited from tax reductions to the firm, versus Mexico sovereign; and in South Africa, the Fund held overweight exposure to domestic versus external 10-year bonds (Contributions take weightings and total returns into account.)
In the first quarter of 2021, the top contributors to the Fund’s relative performance included overweight exposure to distressed credits, including Sri Lanka and Zambia, Venezuela–where holdings benefited from higher oil prices and expectations that the Biden administration would credibly engineer regime change, and Bahamas–which confirmed that it could manage the liquidity crisis of 2020 and might benefit from a recovery in tourism in 2021. Moreover, the Fund’s overweight exposure in Iraq contributed positively with the increase in oil prices, while the country moved closer to receiving a $2 billion Rapid Financing Instrument from the International Monetary Fund (IMF). Additionally, underweight positions in U.S. Treasury-sensitive credits like Peru, Russia and Uruguay, and high-yielding Ecuador, which was exposed to the election cycle, contributed positively to relative performance. The Fund’s underweight position in U.S. duration via U.S. Treasury 10-year futures of 1.3 years (14.4%) and average entry rate of 1.33% further enhanced relative performance.
In the second quarter of 2021, particularly during the months of May and June, the Fund’s overweight position in El Salvador detracted from relative performance, as headline risks to the IMF program drove increases in risk premiums. Over the third quarter, weak performance in El Salvador continued following the messy introduction of Bitcoin as legal tender in September pushed expectations for an IMF funding deal and implementation of orthodox macroeconomic policies until year end, despite low debt repayment risks. Furthermore, the Fund’s overweight position in Bahamas resulted in underperformance; the downgrade of its sovereign rating was exacerbated by uncertainty over a placement of a planned $700 million in external debt and miscommunication by the newly appointed Prime Minister resulting in speculation over debt restructuring in September. The top contributors to relative performance included distressed oil exporters (Venezuela), distressed idiosyncratic credits where debt restructurings were completed (Province of Buenos Aires of Argentina), and distressed idiosyncratic credits where political risks were perceived to decline– bringing the country closer to finalizing a debt restructuring (Zambia). Brazilian corporates (Braskem and Rede D'or) also contributed positively to performance as they continued to outperform sovereigns on declining leverage and improving profitability. During October, some of the high yielders mentioned above (Argentina and Venezuela), gave back performance in an environment of poor asset-class sentiment combined with elevated headline risk. However, this was partially mitigated by overweight positions in high yield that recovered relative to prior month’s drawdowns (Bahamas, El Salvador, Zambia). Underweight exposure in Angola added most to relative performance.
What was the Fund’s duration2 strategy during the reporting period?
During the final two months of 2020, the Fund's absolute duration position increased materially (from 8.38 years to 9.48 years), as did its duration position relative to the Index (from +0.47 years to +1.37 years), since we added back exposure to high yield and increased the Fund’s constructive stance on the asset class as a result of reduced U.S. political risk.
During the first quarter of 2021, The Fund's absolute duration position declined significantly (from 9.48 years to 6.69 years), as did its relative duration position (+1.37 basis points to
−1.05 years) as we reduced emerging-market exposure on a net basis and implemented an outright 10-year U.S. Treasury hedge (one year in modified duration3 terms). (A basis point is one one-hundredth of a percentage point.)
The Fund maintained a negative duration stance from April 2021 through October 2021. The Fund’s modified duration underweight

1.	See page 5 for other share class returns, which may be higher or lower than Class I share returns. See page 6 for more information on benchmark and peer group returns.
2.	Duration is a measure of the price sensitivity of a fixed-income investment to changes in interest rates. Duration is expressed as a number of years and is considered a more accurate sensitivity gauge than average maturity. Modified duration is inversely related to the approximate percentage change in price for a given change in yield.
3.	Modified duration is inversely related to the approximate percentage change in price for a given change in yield.
9

position relative to the Index was approximately −1.5 years, with a slightly moderated position of approximately −1.3 years during May, June and July; this was the result of another COVID-19 wave in the United States and heightened concerns over the slowing pace of growth during the third quarter.
Our cautious view on U.S. Treasury rates reflects our constructive, 2021 post-pandemic recovery view, combined with food and energy inflationary pressures and improved employment figures. Despite elevated supply- and demand-linked inflationary pressures, the U.S. Federal Reserve (the “Fed”) maintained a less hawkish stance than expected throughout the summer, before signaling the tapering of its quantitative easing program in October. We still believe that rising U.S. real rates and Treasury volatility may create adverse conditions for risky asset segments like emerging-market debt and we prefer to maintain a short core rates bias.
In February and March of 2021, as well as during August, September and October, the Fund’s short U.S. Treasury position contributed positively to performance. In April to July, the short U.S. Treasury position detracted from performance. For the reporting period as a whole, the U.S. Treasury position detracted just under 20 basis points from relative performance.
How was the Fund affected by shifting currency values during the reporting period?
The Fund was not affected by shifting currency values during the reporting period.
During the reporting period, which countries and/or sectors were the strongest positive contributors to the Fund’s relative performance and which countries and/or sectors were particularly weak?
The main positive contributors to the Fund’s performance relative to the Index during the final two months of 2020 were a combination of overweight positions in higher-yielding credits, such as Ghana, Kenya and Dominican Republic, and higher-yielding investment-grade credits, such as Saudi Arabia and Romania. Instrument selection in Mexico (overweight exposure to quasi-sovereign Pemex versus Mexico sovereign) and South African (overweight exposure to domestic versus external 10-year bonds) added most to performance. The main contributors to performance from January through October 2021 were overweight positions in distressed credits; these included Province of Buenos Aires of Argentina which completed a debt restructuring in August, Venezuela, which benefitted from the recovery of oil prices and Zambia, where presidential elections in
August ushered in a reform minded administration expected to complete a debt restructuring over the next few months.
The main detractors from the Fund’s performance relative to the Index during the closing months of 2020 were underweight positions in higher-yielding Angola and Oman, which were supported by the generalized oil and risk rebound, as well as overweight exposures in Costa Rica, Sri Lanka and Ukraine that lagged on adverse idiosyncratic factors. The main detractors from January through October 2021, were overweight positions in idiosyncratic high yield, where debt sustainability concerns arose in countries such as El Salvador (IMF program uncertainty), Tunisia (political coup over the summer), Ghana (inadequate fiscal consolidation efforts) and Colombia (downgrade to below investment grade in May and upcoming general elections preventing spread recovery).
What were some of the Fund’s largest purchases and sales during the reporting period?
During the final two months of 2020, the Fund added risk following reduced political uncertainty in the United States and the announcement of vaccines that provided relief vis-à-vis the COVID-19 pandemic.
In April 2021, the Fund invested in 10-year local bonds in Colombia (2.5%, 0.2 years in terms of modified duration) and South Africa (1%, 0.1 years in terms of modified duration), reflecting our view that local bonds on a foreign-exchange hedged basis offered value compared to their hard-currency-denominated counterparts.
Specifically, in Colombia, we assessed that downgrade risks were priced in and that the local market was unlikely to experience material outflows, while hard currency sovereign bonds could be exposed to forced selling from investment-grade-limited investors. This view played out after S&P Global Ratings downgraded the credit in May, followed by Fitch Ratings in July. Yet, food and energy price pressures rose in Colombia during the third quarter, and the country’s central bank signaled readiness to start tightening monetary policy by the end of September. The Fund exited its entire local rates position in anticipation of a material impact from the hawkish policy shift.
In South Africa, the Fund’s foreign-exchange hedged local rates position performed in line with hard-currency-denominated counterparts over the reporting period. Growth and inflation remained subdued, lowering risks of sudden shifts in monetary policy. However, the Fund exited its entire South African local bond position in recognition that asset class risk was rising due to the uncertain effect on commodity exporters from an expected 2022
10	MainStay Candriam Emerging Markets Debt Fund

Chinese government-driven slowdown related to that country’s real estate sector leverage unwind.
How did the Fund’s country and/or sector weightings change during the reporting period?
During the last two months of 2020, we retained a constructive risk bias, shifting the beta4 of the Fund toward 1.25 by the end of December via additions in Egypt, Ghana, Dominican Republic, Morocco, Romania and South Africa.
During the first quarter of 2021, the Fund shifted to a more defensive stance, reducing its beta to 1.16 from 1.23, on rising U.S. real rates and Treasury volatility that we believed might create adverse conditions for risk assets in the near term, including emerging-market debt. The reductions spanned recent sovereign outperformers, such as Bahamas, as well as non-sovereigns, such as Braskem (Brazil), Pemex (Mexico) and Tengizchevroil (Kazakhstan). Toward the end of the quarter, the Fund added risk selectively via primary deals in Ghana and Pakistan. We scaled down the Fund’s exposure to high-yield credits with extended valuations, such as Iraq and Jordan, and to U.S. Treasury-sensitive credits expected to come under supply pressure in early 2021, including China, Croatia, Philippines, Qatar and Pertamina (Indonesia).
In the second quarter, the Fund participated in several new issues (Mongolia, Pakistan, Kenya and Qatar Petroleum), and reduced its positions in Uzbekistan and Belarus, anticipating sanctions on the latter two. We significantly increased the Fund's cash level and reduced its beta in August in anticipation of a heavy emerging-market high yield and sub-Saharan supply schedule in the fourth quarter.
In mid-August, we reduced the Fund’s exposure to Afghani neighbors that had performed well year to date (Iraq, Pakistan and Uzbekistan) as the Taliban swept into power. Also, in August, we reduced exposure to Gulf Cooperation Council credits, such as Bahrain, Oman and Qatar Petroleum, taking profits after strong year-to-date performance and seeing limited further upside. In September, we deployed a substantial portion of the Fund’s cash in new CEEMEA (Central and Eastern Europe Middle East and Africa) deals in Hungary, Russia (Phosagro) and Serbia, and covered underweight positions in attractively valued, investment-grade credits, such as Chile, DP World (United Arab
Emirates), India, Kazakhstan. We also scaled down exposure to a list of emerging-market, high-yield credits in September and October, including Argentina, Costa Rica, Dominican Republic, Ecuador, Egypt, Ghana, Turkey and Ukraine.
How was the Fund positioned at the end of the reporting period?
In our opinion, as of October 31, 2021, EMD HC (emerging-market debt hard currency) valuations are somewhat extended given the asset class’s fundamentals. On a relative basis, however, valuations still appear attractive versus developed markets, considering the value of emerging-market high-yield versus investment-grade spread differential. The medium-term case for emerging-market debt is supported by relative valuations in the high-yield segment, abundant global liquidity and a constructive commodities outlook. The main risks to the outlook are rising U.S. Treasury real yields and volatility during the ongoing U.S. cyclical rebound with endogenous emerging-market themes, such as Chinese state interventionism, deteriorating debt sustainability or policy metrics in some emerging markets so far unable to spill over into the broader asset class.
Commodity prices traditionally exhibit high correlation with global demand recoveries, leading us to believe they should perform well in late 2021 and 2022. This in turn should benefit emerging-market energy exporters. The outlook for industrial metals has weakened on Chinese real estate sector interventions that appear likely to slow Chinese growth in late 2021 and early 2022. We remain constructive on oil market dynamics as supply is constrained by lower U.S. production, managed OPEC supply and demand due to the cyclical global recovery. In the medium term, we expect that U.S. dollar weakness is likely to remain anchored by the sizeable twin deficits the country has amassed and by the near doubling of the Fed's balance sheet in 2020. In the near term, the U.S. dollar may sustain its strength especially against non-commodity G10 (a group of 11 industrialized nations that have similar economic interests) and emerging-market currencies if U.S. real yields rise. Uncertainty around the de-rating of the emerging-market universe and the resolution of specific liquidity and solvency issues in some emerging markets remain, although we expect that these will be addressed on a case-by-case basis.
4.	Beta is a measure of volatility in relation to the market as a whole. A beta higher than 1 indicates that a security or portfolio will tend to exhibit higher volatility than the market. A beta lower than 1 indicates that a security or portfolio will tend to exhibit lower volatility than the market.
11

At the end of the reporting period, the Fund had an overweight in B-rated credits5 with structural reform/IMF program linked performance catalysts (Ghana, Egypt and Ukraine). The Fund was also overweight to selective oil exporters with attractive valuations such as Azerbaijan, Bahrain and Oman. Within this segment, the Fund held an underweight position in Angola, as well as a neutral position in Kazakhstan and Nigeria. The Fund was also overweight in BB-rated credits6 (Braskem in Brazil, Dominican Republic, Colombian and South African local bonds) as these appeared less expensive from a 2020 retracement perspective. Finally, the Fund was underweight in U.S. Treasury sensitive, lower-yielding, GCC (Gulf Cooperation Council) countries (Qatar and United Arab Emirates), Latin America issuers (Peru, Uruguay) and Asian (Malaysia, Philippines) credits.
The Fund reduced beta during October 2021, as uncertainty related to the restructuring of the Chinese real estate sector and its impact on near term growth momentum, and to the Fed's reaction function to inflation pressures, are not conducive to asset class performance. The Fund's absolute and relative duration positions did not change materially over the month.
5.	An obligation rated 'B' by Standard & Poor's ("S&P") is deemed by S&P to be more vulnerable to nonpayment than obligations rated 'BB', but the obligor currently has the capacity to meet its financial commitment on the obligation. Adverse business, financial, or economic conditions will likely impair the obligor's capacity or willingness to meet its financial commitment on the obligation. When applied to Fund holdings, ratings are based solely on the creditworthiness of the bonds in the portfolio and are not meant to represent the security or safety of the Fund.
6.	An obligation rated ‘BB’ by S&P is deemed by S&P to be less vulnerable to nonpayment than other speculative issues. In the opinion of S&P, however, the obligor faces major ongoing uncertainties or exposure to adverse business, financial or economic conditions which could lead to the obligor’s inadequate capacity to meet its financial commitment on the obligation. When applied to Fund holdings, ratings are based solely on the creditworthiness of the bonds in the portfolio and are not meant to represent the security or safety of the Fund.
The opinions expressed are those of the portfolio managers as of the date of this report and are subject to change. There is no guarantee that any forecasts will come to pass. This material does not constitute investment advice and is not intended as an endorsement of any specific investment.
12	MainStay Candriam Emerging Markets Debt Fund

Portfolio of Investments October 31, 2021†
	Principal Amount	Value
Long-Term Bonds 94.8%
Corporate Bonds 10.0%
Brazil 1.7%
Braskem Netherlands Finance BV
Series Reg S
4.50%, due 1/10/28	$ 500,000	$ 510,630
Series Reg S
4.50%, due 1/31/30	700,000	710,332
Light Servicos de Eletricidade SA
Series Reg S
4.375%, due 6/18/26	550,000	537,081
		1,758,043
Georgia 0.9%
Georgian Railway JSC
Series Reg S
4.00%, due 6/17/28	950,000	959,500
Mexico 1.1%
Cemex SAB de CV
Series Reg S
3.875%, due 7/11/31	800,000	802,960
Series Reg S
5.20%, due 9/17/30 (a)	300,000	324,810
		1,127,770
Russia 3.2%
ALROSA Finance SA
3.10%, due 6/25/27	600,000	612,306
Lukoil Capital DAC
3.60%, due 10/26/31	1,350,000	1,347,211
Novolipetsk Steel
4.70%, due 5/30/26	208,000	227,742
Phosagro OAO
2.60%, due 9/16/28	1,100,000	1,092,300
		3,279,559
Saudi Arabia 0.5%
SA Global Sukuk Ltd.
Series Reg S
1.602%, due 6/17/26	200,000	197,430
Series Reg S
2.694%, due 6/17/31	350,000	350,560
		547,990
South Africa 0.9%
Bidvest Group UK plc (The)
3.625%, due 9/23/26	950,000	952,375
	Principal Amount	Value

Turkey 1.0%
Aydem Yenilenebilir Enerji A/S
Series Reg S
7.75%, due 2/2/27	$ 1,050,000	$ 997,185
United Arab Emirates 0.6%
DP World Crescent Ltd.
Series Reg S
3.875%, due 7/18/29	600,000	637,729
Venezuela 0.1%
Petroleos de Venezuela SA
5.375%, due 4/12/27 (b)(c)(d)	3,000,000	150,000
Total Corporate Bonds (Cost $11,415,801)		10,410,151
Foreign Government Bonds 84.8%
Argentina 3.1%
Argentine Republic Government Bond
0.50%, due 7/9/30 (e)	513,757	175,243
1.00%, due 7/9/29	233,373	84,600
1.125%, due 7/9/35 (e)	3,366,242	1,038,519
Buenos Aires Government Bond
Series Reg S
3.90%, due 9/1/37 (d)(e)	4,452,803	1,959,278
		3,257,640
Armenia 0.5%
Armenia Government Bond
Series Reg S
3.95%, due 9/26/29	500,000	486,250
Azerbaijan 3.4%
Southern Gas Corridor CJSC
Series Reg S
6.875%, due 3/24/26	1,300,000	1,522,898
State Oil Co. of the Azerbaijan Republic
Series Reg S
6.95%, due 3/18/30	1,700,000	2,078,209
		3,601,107
Bahamas 1.4%
Bahamas Government Bond
Series Reg S
6.00%, due 11/21/28	1,600,000	1,445,216

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.
13

Portfolio of Investments October 31, 2021† (continued)
	Principal Amount	Value
Foreign Government Bonds (continued)
Bahrain 2.2%
Bahrain Government Bond
Series Reg S
4.25%, due 1/25/28	$ 300,000	$ 294,450
Series Reg S
5.25%, due 1/25/33	1,000,000	955,040
Series Reg S
5.25%, due 1/25/33	400,000	382,016
Series Reg S
6.25%, due 1/25/51	700,000	651,608
		2,283,114
Chile 3.0%
Chile Government Bond
2.45%, due 1/31/31	1,000,000	984,410
2.55%, due 1/27/32	500,000	493,285
2.55%, due 7/27/33	700,000	675,717
3.10%, due 1/22/61	500,000	460,865
3.50%, due 4/15/53	550,000	558,305
		3,172,582
Colombia 4.1%
Colombia Government Bond
3.00%, due 1/30/30 (a)	1,000,000	942,840
3.125%, due 4/15/31	500,000	468,265
4.125%, due 2/22/42	250,000	226,372
5.00%, due 6/15/45	500,000	492,390
6.125%, due 1/18/41	1,000,000	1,110,620
Ecopetrol SA
4.625%, due 11/2/31	1,000,000	992,500
		4,232,987
Costa Rica 1.3%
Costa Rica Government Bond
Series Reg S
4.375%, due 4/30/25	400,000	410,600
Series Reg S
6.125%, due 2/19/31	500,000	511,750
Series Reg S
7.00%, due 4/4/44	400,000	399,004
		1,321,354
Cote D'Ivoire 2.9%
Ivory Coast Government Bond
Series Reg S
4.875%, due 1/30/32	EUR 1,000,000	1,128,392
Series Reg S
5.75%, due 12/31/32 (e)	$ 1,227,501	1,227,501
	Principal Amount	Value

Cote D'Ivoire (continued)
Ivory Coast Government Bond (continued)
Series Reg S
6.125%, due 6/15/33	$ 650,000	$ 682,344
		3,038,237
Dominican Republic 2.8%
Dominican Republic Government Bond
Series Reg S
4.50%, due 1/30/30 (a)	400,000	405,004
Series Reg S
4.875%, due 9/23/32	600,000	609,006
Series Reg S
5.875%, due 1/30/60	500,000	490,000
Series Reg S
5.95%, due 1/25/27	250,000	278,752
Series Reg S
5.95%, due 1/25/27	750,000	836,257
Series Reg S
6.85%, due 1/27/45	250,000	278,753
		2,897,772
Ecuador 1.2%
Ecuador Government Bond
Series Reg S
(zero coupon), due 7/31/30	208,496	111,287
Series Reg S
0.50%, due 7/31/40 (e)	1,500,000	896,250
Series Reg S
1.00%, due 7/31/35 (e)	400,000	263,504
		1,271,041
Egypt 0.9%
Egypt Government Bond
Series Reg S
5.875%, due 2/16/31	250,000	225,690
Series Reg S
6.875%, due 4/30/40 (a)	300,000	265,860
Series Reg S
8.70%, due 3/1/49	500,000	466,290
		957,840
El Salvador 1.5%
El Salvador Government Bond
Series Reg S
5.875%, due 1/30/25	89,000	70,755
Series Reg S
6.375%, due 1/18/27 (a)	511,000	392,192

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.
14	MainStay Candriam Emerging Markets Debt Fund

	Principal Amount	Value
Foreign Government Bonds (continued)
El Salvador (continued)
El Salvador Government Bond (continued)
Series Reg S
7.625%, due 2/1/41	$ 1,500,000	$ 1,098,750
		1,561,697
Ghana 2.3%
Ghana Government Bond
Series Reg S
7.75%, due 4/7/29	1,700,000	1,511,103
Series Reg S
7.875%, due 2/11/35	500,000	424,677
Series Reg S
8.625%, due 4/7/34	200,000	176,956
Series Reg S
8.627%, due 6/16/49	300,000	253,291
		2,366,027
Guatemala 0.7%
Guatemala Government Bond
Series Reg S
4.90%, due 6/1/30	500,000	541,505
Series Reg S
6.125%, due 6/1/50	200,000	234,600
		776,105
Honduras 0.7%
Honduras Government Bond
Series Reg S
5.625%, due 6/24/30	700,000	696,500
Hungary 1.6%
Hungary Government Bond
2.125%, due 9/22/31	1,200,000	1,170,590
3.125%, due 9/21/51	500,000	486,391
		1,656,981
India 1.5%
Export-Import Bank of India
Series Reg S
2.25%, due 1/13/31	500,000	466,366
Series Reg S
3.875%, due 2/1/28	1,000,000	1,070,084
		1,536,450
Indonesia 3.4%
Indonesia Government Bond
5.125%, due 1/15/45 (f)	1,000,000	1,214,726
	Principal Amount	Value

Indonesia (continued)
Indonesia Government Bond (continued)
Series Reg S
6.625%, due 2/17/37	$ 500,000	$ 684,069
Pertamina Persero PT
Series Reg S
4.175%, due 1/21/50	400,000	408,285
5.625%, due 5/20/43 (f)	500,000	596,503
Perusahaan Penerbit SBSN Indonesia III
Series Reg S
2.55%, due 6/9/31	600,000	601,446
		3,505,029
Iraq 1.5%
Iraq Government Bond
Series Reg S
5.80%, due 1/15/28	792,187	770,054
Series Reg S
6.752%, due 3/9/23	800,000	816,240
		1,586,294
Jamaica 0.7%
Jamaica Government Bond
7.875%, due 7/28/45	500,000	707,250
Jordan 0.7%
Jordan Government Bond
Series Reg S
7.375%, due 10/10/47	750,000	774,525
Kazakhstan 1.8%
Kazakhstan Government Bond
Series Reg S
6.50%, due 7/21/45	1,300,000	1,872,078
Kenya 2.7%
Kenya Government Bond
Series Reg S
6.875%, due 6/24/24	1,900,000	2,046,992
7.25%, due 2/28/28 (f)	200,000	215,160
Series Reg S
8.00%, due 5/22/32	500,000	543,090
		2,805,242
Lebanon 0.3%
Lebanon Government Bond (b)(d)
Series Reg S
6.65%, due 4/22/24	1,200,000	180,240
The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.
15

Portfolio of Investments October 31, 2021† (continued)
	Principal Amount	Value
Foreign Government Bonds (continued)
Lebanon (continued)
Lebanon Government Bond (b)(d) (continued)
Series Reg S
6.85%, due 3/23/27	$ 1,000,000	$ 150,000
		330,240
Mexico 4.0%
Comision Federal de Electricidad
Series Reg S
3.875%, due 7/26/33	500,000	481,250
Series Reg S
4.677%, due 2/9/51	700,000	650,132
Mexico Government Bond
2.659%, due 5/24/31	1,277,000	1,232,433
3.75%, due 4/19/71	1,000,000	895,740
3.771%, due 5/24/61	1,000,000	920,750
		4,180,305
Mongolia 1.0%
Mongolia Government Bond
Series Reg S
3.50%, due 7/7/27	200,000	190,576
Series Reg S
4.45%, due 7/7/31	200,000	190,744
Series Reg S
5.125%, due 4/7/26	400,000	414,862
Series Reg S
5.625%, due 5/1/23	200,000	208,484
		1,004,666
Morocco 1.3%
Morocco Government Bond
Series Reg S
3.00%, due 12/15/32	250,000	237,095
OCP SA
Series Reg S
3.75%, due 6/23/31	200,000	195,998
Series Reg S
5.125%, due 6/23/51	1,000,000	973,500
		1,406,593
Namibia 1.0%
Namibia Government Bond
Series Reg S
5.25%, due 10/29/25	1,000,000	1,062,780
	Principal Amount	Value

Nigeria 3.1%
Nigeria Government Bond
6.50%, due 11/28/27 (f)	$ 500,000	$ 510,430
Series Reg S
7.625%, due 11/21/25	500,000	544,075
Series Reg S
7.625%, due 11/28/47	1,000,000	932,460
Series Reg S
7.875%, due 2/16/32	1,200,000	1,221,706
		3,208,671
Oman 2.4%
Oman Government Bond
Series Reg S
4.875%, due 2/1/25	400,000	416,929
Series Reg S
4.875%, due 2/1/25	200,000	208,464
Series Reg S
6.25%, due 1/25/31	1,000,000	1,081,250
Series Reg S
7.00%, due 1/25/51	200,000	208,308
Oman Sovereign Sukuk Co.
Series Reg S
4.875%, due 6/15/30	600,000	638,382
		2,553,333
Pakistan 0.8%
Pakistan Government Bond
Series Reg S
7.375%, due 4/8/31	800,000	811,984
Panama 2.0%
Aeropuerto Internacional de Tocumen SA
Series Reg S
5.125%, due 8/11/61	1,000,000	1,041,260
Panama Government Bond
2.252%, due 9/29/32	300,000	282,564
3.87%, due 7/23/60	750,000	746,302
		2,070,126
Paraguay 0.7%
Paraguay Government Bond
Series Reg S
2.739%, due 1/29/33	495,000	475,200
Series Reg S
5.40%, due 3/30/50	200,000	225,500
		700,700

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.
16	MainStay Candriam Emerging Markets Debt Fund

	Principal Amount	Value
Foreign Government Bonds (continued)
Peru 2.0%
Peruvian Government Bond
2.783%, due 1/23/31	$ 500,000	$ 497,250
3.00%, due 1/15/34	800,000	791,200
3.55%, due 3/10/51	800,000	806,056
		2,094,506
Philippines 0.9%
Philippine Government Bond
1.648%, due 6/10/31 (a)	300,000	286,721
3.70%, due 3/1/41	300,000	322,519
3.75%, due 1/14/29	300,000	334,941
		944,181
Qatar 1.3%
Qatar Petroleum
Series Reg S
2.25%, due 7/12/31	900,000	886,500
Series Reg S
3.30%, due 7/12/51	450,000	458,568
		1,345,068
Republic Of Serbia 2.0%
Serbia Government Bond
Series Reg S
1.00%, due 9/23/28	EUR 698,000	778,647
2.05%, due 9/23/36	750,000	805,261
Series Reg S
2.125%, due 12/1/30	$ 550,000	512,655
		2,096,563
Romania 2.0%
Romanian Government Bond
Series Reg S
3.00%, due 2/14/31	300,000	301,712
Series Reg S
3.375%, due 2/8/38	EUR 500,000	587,858
Series Reg S
4.00%, due 2/14/51	$ 600,000	603,540
Series Reg S
5.125%, due 6/15/48	500,000	587,500
		2,080,610
Saudi Arabia 2.0%
Saudi Arabian Oil Co.
Series Reg S
1.625%, due 11/24/25	250,000	248,530
Series Reg S
2.25%, due 11/24/30	700,000	678,034
	Principal Amount	Value

Saudi Arabia (continued)
Saudi Arabian Oil Co. (continued)
Series Reg S
2.25%, due 11/24/30	$ 300,000	$ 290,586
Series Reg S
3.25%, due 11/24/50	900,000	863,100
		2,080,250
Senegal 1.0%
Senegal Government Bond
Series Reg S
5.375%, due 6/8/37	EUR 400,000	443,904
Series Reg S
6.25%, due 5/23/33	$ 400,000	412,315
Series Reg S
6.75%, due 3/13/48	250,000	247,516
		1,103,735
South Africa 2.2%
South Africa Government Bond
4.30%, due 10/12/28	700,000	705,250
4.85%, due 9/30/29	500,000	512,490
4.875%, due 4/14/26	700,000	747,082
6.25%, due 3/8/41	300,000	313,230
		2,278,052
Sri Lanka 0.5%
Sri Lanka Government Bond
Series Reg S
6.20%, due 5/11/27	200,000	124,856
Series Reg S
6.75%, due 4/18/28	400,000	249,396
Series Reg S
6.85%, due 11/3/25	200,000	127,930
		502,182
Tunisia 1.0%
Banque Centrale de Tunisie
Series Reg S
5.625%, due 2/17/24	EUR 650,000	611,940
Series Reg S
5.75%, due 1/30/25	$ 200,000	159,727
Series Reg S
5.75%, due 1/30/25	350,000	279,522
		1,051,189
Ukraine 2.8%
State Agency of Roads of Ukraine
Series Reg S
6.25%, due 6/24/28	2,500,000	2,450,500
The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.
17

Portfolio of Investments October 31, 2021† (continued)
	Principal Amount	Value
Foreign Government Bonds (continued)
Ukraine (continued)
Ukraine Government Bond
Series Reg S
7.75%, due 9/1/27	$ 400,000	$ 430,955
		2,881,455
United Arab Emirates 2.6%
Finance Department Government of Sharjah
Series Reg S
3.625%, due 3/10/33	1,600,000	1,572,064
Series Reg S
4.00%, due 7/28/50	800,000	721,000
United Arab Emirates Government Bond
Series Reg S
3.90%, due 9/9/50	500,000	471,805
		2,764,869
Uruguay 0.5%
Uruguay Government Bond
5.10%, due 6/18/50	400,000	520,572
Venezuela 0.6%
Petroleos de Venezuela SA (b)(c)(d)
Series Reg S
6.00%, due 5/16/24	2,500,000	125,000
Series Reg S
6.00%, due 11/15/26 (g)	2,500,000	125,000
Venezuela Government Bond
Series Reg S
9.25%, due 5/7/28 (b)(c)(d)	4,095,000	394,349
		644,349
Zambia 0.9%
Zambia Government Bond
Series Reg S
8.97%, due 7/30/27 (d)	1,200,000	940,212
Total Foreign Government Bonds (Cost $96,815,628)		88,466,509
Total Long-Term Bonds (Cost $108,231,429)		98,876,660

	Shares	Value
Short-Term Investments 2.3%
Unaffiliated Investment Companies 2.3%
United States 2.3%
BlackRock Liquidity FedFund, 0.025% (h)(i)	500,000	$ 500,000
Wells Fargo Government Money Market Fund, 0.025% (h)(i)	1,876,964	1,876,964
Total Short-Term Investments (Cost $2,376,964)		2,376,964
Total Investments (Cost $110,608,393)	97.1%	101,253,624
Other Assets, Less Liabilities	2.9	3,013,075
Net Assets	100.0%	$ 104,266,699

†	Percentages indicated are based on Fund net assets.
(a)	All or a portion of this security was held on loan. As of October 31, 2021, the aggregate market value of securities on loan was $2,288,217. The Fund received cash collateral with a value of $2,376,964. (See Note 2(K))
(b)	Issue in default.
(c)	Illiquid security—As of October 31, 2021, the total market value deemed illiquid under procedures approved by the Board of Trustees was $794,349, which represented 0.8% of the Fund’s net assets. (Unaudited)
(d)	Issue in non-accrual status.
(e)	Step coupon—Rate shown was the rate in effect as of October 31, 2021.
(f)	May be sold to institutional investors only under Rule 144A or securities offered pursuant to Section 4(a)(2) of the Securities Act of 1933, as amended.
(g)	Coupon rate may change based on changes of the underlying collateral or prepayments of principal. Rate shown was the rate in effect as of October 31, 2021.
(h)	Current yield as of October 31, 2021.
(i)	Represents a security purchased with cash collateral received for securities on loan.

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.
18	MainStay Candriam Emerging Markets Debt Fund

Foreign Currency Forward Contracts
As of October 31, 2021, the Fund held the following foreign currency forward contracts1:
Currency Purchased		Currency Sold		Counterparty	Settlement Date	Unrealized Appreciation (Depreciation)[2]
USD	3,065,180	EUR	2,600,000	JPMorgan Chase Bank N.A.	11/17/21	$ 58,704
USD	1,758,944	EUR	1,500,000	JPMorgan Chase Bank N.A.	11/17/21	24,439
USD	1,883,912	ZAR	27,000,000	JPMorgan Chase Bank N.A.	11/17/21	119,427
Total Unrealized Appreciation						202,570
ZAR	26,800,000	USD	1,819,472	JPMorgan Chase Bank N.A.	11/17/21	(68,058)
Total Unrealized Depreciation						(68,058)
Net Unrealized Appreciation						$ 134,512

1.	Foreign Currency Forward Contracts are subject to limitations such that they cannot be “sold or repurchased,” although the Fund would be able to exit the transaction through other means, such as through the execution of an offsetting transaction.
2.	As of October 31, 2021, cash in the amount of $520,000 was on deposit with a broker or forward commission merchant for forward transactions.
Futures Contracts
As of October 31, 2021, the Fund held the following futures contracts1:
Type	Number of Contracts	Expiration Date	Value at Trade Date	Current Notional Amount	Unrealized Appreciation (Depreciation)[2]
Short Contracts
U.S. Treasury 10 Year Ultra Bonds	(140)	December 2021	$ (20,630,359)	$ (20,304,375)	$ 325,984

1.	As of October 31, 2021, cash in the amount of $338,800 was on deposit with a broker or futures commission merchant for futures transactions.
2.	Represents the difference between the value of the contracts at the time they were opened and the value as of October 31, 2021.

Abbreviation(s):
EUR—Euro
USD—United States Dollar
ZAR—South African Rand
The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.
19

Portfolio of Investments October 31, 2021† (continued)
The following is a summary of the fair valuations according to the inputs used as of October 31, 2021, for valuing the Fund’s assets and liabilities:
Description	Quoted Prices in Active Markets for Identical Assets (Level 1)	Significant Other Observable Inputs (Level 2)	Significant Unobservable Inputs (Level 3)	Total
Asset Valuation Inputs
Investments in Securities (a)
Long-Term Bonds
Corporate Bonds	$ —	$ 10,410,151	$ —	$ 10,410,151
Foreign Government Bonds	—	88,466,509	—	88,466,509
Total Long-Term Bonds	—	98,876,660	—	98,876,660
Short-Term Investments
Unaffiliated Investment Companies	2,376,964	—	—	2,376,964
Total Investments in Securities	2,376,964	98,876,660	—	101,253,624
Other Financial Instruments
Foreign Currency Forward Contracts (b)	—	202,570	—	202,570
Futures Contracts (b)	325,984	—	—	325,984
Total Other Financial Instruments	325,984	202,570	—	528,554
Total Investments in Securities and Other Financial Instruments	$ 2,702,948	$ 99,079,230	$ —	$ 101,782,178
Liability Valuation Inputs
Other Financial Instruments
Foreign Currency Forward Contracts (b)	$ —	$ (68,058)	$ —	$ (68,058)

(a)	For a complete listing of investments and their industries, see the Portfolio of Investments.
(b)	The value listed for these securities reflects unrealized appreciation (depreciation) as shown on the Portfolio of Investments.
The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.
20	MainStay Candriam Emerging Markets Debt Fund

Statement of Assets and Liabilities as of October 31, 2021
Assets
Investment in securities, at value (identified cost $110,608,393) including securities on loan of $2,288,217	$101,253,624
Cash	5,141,109
Cash denominated in foreign currencies (identified cost $178,834)	176,041
Cash collateral on deposit at broker for futures contracts	338,800
Cash collateral on deposit at broker for forward contracts	520,000
Receivables:
Interest	1,221,669
Variation margin on futures contracts	1,156,431
Fund shares sold	29,809
Securities lending	348
Unrealized appreciation on foreign currency forward contracts	202,570
Other assets	34,941
Total assets	110,075,342
Liabilities
Cash collateral received for securities on loan	2,376,964
Payables:
Investment securities purchased	2,887,414
Fund shares redeemed	293,153
Transfer agent (See Note 3)	43,114
Manager (See Note 3)	37,887
Shareholder communication	33,721
NYLIFE Distributors (See Note 3)	24,042
Professional fees	13,960
Custodian	4,288
Trustees	365
Accrued expenses	10,510
Distributions payable	15,167
Unrealized depreciation on foreign currency forward contracts	68,058
Total liabilities	5,808,643
Net assets	$104,266,699
Composition of Net Assets
Shares of beneficial interest outstanding (par value of $.01 per share) unlimited number of shares authorized	$ 107,086
Additional paid-in-capital	127,600,232
127,707,318
Total distributable earnings (loss)	(23,440,619)
Net assets	$104,266,699
Class A
Net assets applicable to outstanding shares	$81,092,299
Shares of beneficial interest outstanding	8,332,498
Net asset value per share outstanding	$ 9.73
Maximum sales charge (4.50% of offering price)	0.46
Maximum offering price per share outstanding	$ 10.19
Investor Class
Net assets applicable to outstanding shares	$12,805,923
Shares of beneficial interest outstanding	1,301,698
Net asset value per share outstanding	$ 9.84
Maximum sales charge (4.00% of offering price)	0.41
Maximum offering price per share outstanding	$ 10.25
Class B
Net assets applicable to outstanding shares	$ 1,128,563
Shares of beneficial interest outstanding	118,530
Net asset value and offering price per share outstanding	$ 9.52
Class C
Net assets applicable to outstanding shares	$ 3,510,625
Shares of beneficial interest outstanding	368,118
Net asset value and offering price per share outstanding	$ 9.54
Class I
Net assets applicable to outstanding shares	$ 5,729,289
Shares of beneficial interest outstanding	587,805
Net asset value and offering price per share outstanding	$ 9.75

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.
21

Statement of Operations for the year ended October 31, 2021
Investment Income (Loss)
Income
Interest (net of foreign tax withholding of $1,084)	$5,258,744
Securities lending	8,098
Dividends-affiliated	7
Total income	5,266,849
Expenses
Manager (See Note 3)	777,933
Distribution/Service—Class A (See Note 3)	211,427
Distribution/Service—Investor Class (See Note 3)	34,015
Distribution/Service—Class B (See Note 3)	14,228
Distribution/Service—Class C (See Note 3)	48,217
Transfer agent (See Note 3)	220,254
Registration	85,931
Professional fees	72,208
Custodian	42,109
Shareholder communication	37,650
Trustees	2,707
Insurance	909
Miscellaneous	20,680
Total expenses before waiver/reimbursement	1,568,268
Expense waiver/reimbursement from Manager (See Note 3)	(182,027)
Net expenses	1,386,241
Net investment income (loss)	3,880,608
Realized and Unrealized Gain (Loss)
Net realized gain (loss) on:
Unaffiliated investment transactions	649,083
Futures transactions	(244,309)
Foreign currency transactions	92,219
Foreign currency forward transactions	(234,802)
Net realized gain (loss)	262,191
Net change in unrealized appreciation (depreciation) on:
Unaffiliated investments	(100,839)
Futures contracts	325,984
Foreign currency forward contracts	104,138
Translation of other assets and liabilities in foreign currencies	7,320
Net change in unrealized appreciation (depreciation)	336,603
Net realized and unrealized gain (loss)	598,794
Net increase (decrease) in net assets resulting from operations	$4,479,402
The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.
22	MainStay Candriam Emerging Markets Debt Fund

Statements of Changes in Net Assets
for the years ended October 31, 2021 and October 31, 2020
	2021	2020
Increase (Decrease) in Net Assets
Operations:
Net investment income (loss)	$ 3,880,608	$ 5,646,222
Net realized gain (loss)	262,191	(4,508,919)
Net change in unrealized appreciation (depreciation)	336,603	(6,122,854)
Net increase (decrease) in net assets resulting from operations	4,479,402	(4,985,551)
Distributions to shareholders:
Class A	(4,028,577)	(3,904,404)
Investor Class	(598,582)	(606,354)
Class B	(56,287)	(75,657)
Class C	(199,315)	(304,393)
Class I	(337,673)	(515,800)
Total distributions to shareholders	(5,220,434)	(5,406,608)
Capital share transactions:
Net proceeds from sales of shares	10,338,246	12,038,594
Net asset value of shares issued to shareholder in reinvestment of distributions	4,945,465	5,139,994
Cost of shares redeemed	(21,792,166)	(35,678,634)
Increase (decrease) in net assets derived from capital share transactions	(6,508,455)	(18,500,046)
Net increase (decrease) in net assets	(7,249,487)	(28,892,205)
Net Assets
Beginning of year	111,516,186	140,408,391
End of year	$104,266,699	$111,516,186
The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.
23

Financial Highlights selected per share data and ratios
	Year Ended October 31,
Class A	2021	2020	2019	2018	2017
Net asset value at beginning of year	$ 9.81	$ 10.46	$ 9.71	$ 10.88	$ 10.52
Net investment income (loss) (a)	0.36	0.47	0.49	0.45	0.53
Net realized and unrealized gain (loss)	0.04	(0.67)	0.76	(1.19)	0.30
Total from investment operations	0.40	(0.20)	1.25	(0.74)	0.83
Less distributions:
From net investment income	(0.48)	(0.45)	(0.50)	(0.43)	(0.36)
Return of capital	—	—	—	—	(0.11)
Total distributions	(0.48)	(0.45)	(0.50)	(0.43)	(0.47)
Net asset value at end of year	$ 9.73	$ 9.81	$ 10.46	$ 9.71	$ 10.88
Total investment return (b)	4.00%	(1.80)%	13.05%	(6.95)%	8.18%
Ratios (to average net assets)/Supplemental Data:
Net investment income (loss)	3.58%	4.70%	4.78%	4.36%	5.04%
Net expenses (c)	1.16%	1.17%	1.23%	1.26%	1.22%
Expenses (before waiver/reimbursement) (c)	1.31%	1.33%	1.26%	1.26%	1.22%
Portfolio turnover rate	112%	102%	102%	44%	37%
Net assets at end of year (in 000’s)	$ 81,092	$ 82,874	$ 93,472	$ 86,452	$ 110,238

(a)	Per share data based on average shares outstanding during the year.
(b)	Total investment return is calculated exclusive of sales charges and assumes the reinvestment of dividends and distributions. For periods of less than one year, total return is not annualized.
(c)	In addition to the fees and expenses which the Fund bears directly, it also indirectly bears a pro-rata share of the fees and expenses of the underlying funds in which it invests. Such indirect expenses are not included in the above expense ratios.

	Year Ended October 31,
Investor Class	2021	2020	2019	2018	2017
Net asset value at beginning of year	$ 9.91	$ 10.57	$ 9.80	$ 10.98	$ 10.61
Net investment income (loss) (a)	0.33	0.44	0.47	0.43	0.52
Net realized and unrealized gain (loss)	0.04	(0.68)	0.77	(1.20)	0.30
Total from investment operations	0.37	(0.24)	1.24	(0.77)	0.82
Less distributions:
From net investment income	(0.44)	(0.42)	(0.47)	(0.41)	(0.35)
Return of capital	—	—	—	—	(0.10)
Total distributions	(0.44)	(0.42)	(0.47)	(0.41)	(0.45)
Net asset value at end of year	$ 9.84	$ 9.91	$ 10.57	$ 9.80	$ 10.98
Total investment return (b)	3.70%	(2.20)%	12.82%	(7.18)%	7.99%
Ratios (to average net assets)/Supplemental Data:
Net investment income (loss)	3.21%	4.38%	4.50%	4.15%	4.86%
Net expenses (c)	1.53%	1.49%	1.52%	1.47%	1.42%
Expenses (before waiver/reimbursement) (c)	1.70%	1.66%	1.56%	1.49%	1.42%
Portfolio turnover rate	112%	102%	102%	44%	37%
Net assets at end of year (in 000's)	$ 12,806	$ 13,801	$ 16,024	$ 15,911	$ 18,613

(a)	Per share data based on average shares outstanding during the year.
(b)	Total investment return is calculated exclusive of sales charges and assumes the reinvestment of dividends and distributions. For periods of less than one year, total return is not annualized.
(c)	In addition to the fees and expenses which the Fund bears directly, it also indirectly bears a pro-rata share of the fees and expenses of the underlying funds in which it invests. Such indirect expenses are not included in the above expense ratios.

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.
24	MainStay Candriam Emerging Markets Debt Fund

Financial Highlights selected per share data and ratios
	Year Ended October 31,
Class B	2021	2020	2019	2018	2017
Net asset value at beginning of year	$ 9.61	$ 10.26	$ 9.52	$ 10.69	$ 10.34
Net investment income (loss) (a)	0.24	0.36	0.38	0.34	0.43
Net realized and unrealized gain (loss)	0.04	(0.66)	0.75	(1.18)	0.29
Total from investment operations	0.28	(0.30)	1.13	(0.84)	0.72
Less distributions:
From net investment income	(0.37)	(0.35)	(0.39)	(0.33)	(0.29)
Return of capital	—	—	—	—	(0.08)
Total distributions	(0.37)	(0.35)	(0.39)	(0.33)	(0.37)
Net asset value at end of year	$ 9.52	$ 9.61	$ 10.26	$ 9.52	$ 10.69
Total investment return (b)	2.87%	(2.91)%	12.04%	(7.98)%	7.20%
Ratios (to average net assets)/Supplemental Data:
Net investment income (loss)	2.49%	3.66%	3.76%	3.37%	4.11%
Net expenses (c)	2.28%	2.24%	2.27%	2.22%	2.17%
Expenses (before waiver/reimbursement) (c)	2.45%	2.40%	2.31%	2.24%	2.17%
Portfolio turnover rate	112%	102%	102%	44%	37%
Net assets at end of year (in 000’s)	$ 1,129	$ 1,789	$ 2,663	$ 3,660	$ 6,012

(a)	Per share data based on average shares outstanding during the year.
(b)	Total investment return is calculated exclusive of sales charges and assumes the reinvestment of dividends and distributions. For periods of less than one year, total return is not annualized.
(c)	In addition to the fees and expenses which the Fund bears directly, it also indirectly bears a pro-rata share of the fees and expenses of the underlying funds in which it invests. Such indirect expenses are not included in the above expense ratios.

	Year Ended October 31,
Class C	2021	2020	2019	2018	2017
Net asset value at beginning of year	$ 9.63	$ 10.27	$ 9.54	$ 10.70	$ 10.35
Net investment income (loss) (a)	0.25	0.36	0.38	0.35	0.43
Net realized and unrealized gain (loss)	0.03	(0.66)	0.74	(1.18)	0.29
Total from investment operations	0.28	(0.30)	1.12	(0.83)	0.72
Less distributions:
From net investment income	(0.37)	(0.34)	(0.39)	(0.33)	(0.29)
Return of capital	—	—	—	—	(0.08)
Total distributions	(0.37)	(0.34)	(0.39)	(0.33)	(0.37)
Net asset value at end of year	$ 9.54	$ 9.63	$ 10.27	$ 9.54	$ 10.70
Total investment return (b)	2.87%	(2.81)%	11.91%	(7.88)%	7.19%
Ratios (to average net assets)/Supplemental Data:
Net investment income (loss)	2.52%	3.68%	3.78%	3.39%	4.11%
Net expenses (c)	2.28%	2.24%	2.27%	2.22%	2.17%
Expenses (before waiver/reimbursement) (c)	2.45%	2.40%	2.31%	2.24%	2.17%
Portfolio turnover rate	112%	102%	102%	44%	37%
Net assets at end of year (in 000’s)	$ 3,511	$ 6,365	$ 11,150	$ 19,246	$ 28,270

(a)	Per share data based on average shares outstanding during the year.
(b)	Total investment return is calculated exclusive of sales charges and assumes the reinvestment of dividends and distributions. For periods of less than one year, total return is not annualized.
(c)	In addition to the fees and expenses which the Fund bears directly, it also indirectly bears a pro-rata share of the fees and expenses of the underlying funds in which it invests. Such indirect expenses are not included in the above expense ratios.

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.
25

Financial Highlights selected per share data and ratios
	Year Ended October 31,
Class I	2021	2020	2019	2018	2017
Net asset value at beginning of year	$ 9.82	$ 10.48	$ 9.72	$ 10.90	$ 10.53
Net investment income (loss) (a)	0.39	0.51	0.52	0.48	0.56
Net realized and unrealized gain (loss)	0.05	(0.69)	0.76	(1.20)	0.31
Total from investment operations	0.44	(0.18)	1.28	(0.72)	0.87
Less distributions:
From net investment income	(0.51)	(0.48)	(0.52)	(0.46)	(0.39)
Return of capital	—	—	—	—	(0.11)
Total distributions	(0.51)	(0.48)	(0.52)	(0.46)	(0.50)
Net asset value at end of year	$ 9.75	$ 9.82	$ 10.48	$ 9.72	$ 10.90
Total investment return (b)	4.42%	(1.59)%	13.46%	(6.80)%	8.54%
Ratios (to average net assets)/Supplemental Data:
Net investment income (loss)	3.86%	5.09%	4.99%	4.60%	5.22%
Net expenses (c)	0.85%	0.85%	0.94%	1.01%	0.97%
Expenses (before waiver/reimbursement) (c)	1.06%	1.07%	1.01%	1.01%	0.97%
Portfolio turnover rate	112%	102%	102%	44%	37%
Net assets at end of year (in 000’s)	$ 5,729	$ 6,687	$ 17,100	$ 10,428	$ 22,717

(a)	Per share data based on average shares outstanding during the year.
(b)	Total investment return is calculated exclusive of sales charges and assumes the reinvestment of dividends and distributions. Class I shares are not subject to sales charges. For periods of less than one year, total return is not annualized.
(c)	In addition to the fees and expenses which the Fund bears directly, it also indirectly bears a pro-rata share of the fees and expenses of the underlying funds in which it invests. Such indirect expenses are not included in the above expense ratios.
The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.
26	MainStay Candriam Emerging Markets Debt Fund

Notes to Financial Statements
Note 1-Organization and Business
The MainStay Funds (the “Trust”) was organized on January 9, 1986, as a Massachusetts business trust. The Trust is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company, and is comprised of twelve funds (collectively referred to as the "Funds"). These financial statements and notes relate to the MainStay Candriam Emerging Markets Debt Fund (the "Fund"), a “diversified” fund, as that term is defined in the 1940 Act, as interpreted or modified by regulatory authorities having jurisdiction, from time to time.
The following table lists the Fund's share classes that have been registered and commenced operations:
Class	Commenced Operations
Class A	June 1, 1998
Investor Class	February 28, 2008
Class B	June 1, 1998
Class C	September 1, 1998
Class I	August 31, 2007
Class R6	N/A*
SIMPLE Class	N/A*

*	Class R6 shares were registered for sale effective as of February 28, 2017 and SIMPLE Class shares were registered for sale effective as of August 31, 2020 but have not yet commenced operations.
Class B shares of the MainStay Group of Funds are closed to all new purchases as well as additional investments by existing Class B shareholders. Existing Class B shareholders may continue to reinvest dividends and capital gains distributions, as well as exchange their Class B shares for Class B shares of other funds in the MainStay Group of Funds as permitted by the current exchange privileges. Class B shareholders continue to be subject to any applicable contingent deferred sales charge ("CDSC") at the time of redemption. All other features of the Class B shares, including but not limited to the fees and expenses applicable to Class B shares, remain unchanged. Unless redeemed, Class B shareholders will remain in Class B shares of their respective fund until the Class B shares are converted to Class A or Investor Class shares pursuant to the applicable conversion schedule.
Class A and Investor Class shares are offered at net asset value (“NAV”) per share plus an initial sales charge. No initial sales charge applies to investments of $1 million or more (and certain other qualified purchases) in Class A and Investor Class shares. However, a CDSC of 1.00% may be imposed on certain redemptions made within 18 months of the date of purchase on shares that were purchased without an initial sales charge. Class C shares are offered at NAV without an initial sales charge, although a 1.00% CDSC may be imposed on certain redemptions of such shares made within one year of the date of purchase of Class C shares. When Class B shares were offered, they were offered at NAV without an initial sales charge, although a CDSC that declines depending on the number of years a shareholder held its Class B shares may be imposed on certain redemptions of such shares made within six years of the date of purchase of such shares. Class I shares are offered at NAV without a sales charge. Class R6 and SIMPLE Class shares are currently expected to be offered at NAV without a sales charge. Depending upon eligibility, Class B shares convert to either Class A or Investor Class shares at the end of the calendar quarter eight years after the date they were purchased. In addition, depending upon eligibility, Class C shares convert to either Class A or Investor Class shares at the end of the calendar quarter ten years after the date they were purchased. Additionally, Investor Class shares may convert automatically to Class A shares. Under certain circumstances and as may be permitted by the Trust’s multiple class plan pursuant to Rule 18f-3 under the 1940 Act, specified share classes of the Fund may be converted to one or more other share classes of the Fund as disclosed in the capital share transactions within these Notes. The classes of shares have the same voting (except for issues that relate solely to one class), dividend, liquidation and other rights, and the same terms and conditions, except that under distribution plans pursuant to Rule 12b-1 under the 1940 Act, Class B and Class C shares are subject to higher distribution and/or service fees than Class A, Investor Class and SIMPLE Class shares. Class I and Class R6 shares are not subject to a distribution and/or service fee.
The Fund's investment objective is to seek total return.
Note 2–Significant Accounting Policies
The Fund is an investment company and accordingly follows the investment company accounting and reporting guidance of the Financial Accounting Standards Board (“FASB”) Accounting Standards Codification Topic 946 Financial Services—Investment Companies. The Fund prepares its financial statements in accordance with generally accepted accounting principles (“GAAP”) in the United States of America and follows the significant accounting policies described below.
(A) Securities Valuation.  Investments are usually valued as of the close of regular trading on the New York Stock Exchange (the "Exchange") (usually 4:00 p.m. Eastern time) on each day the Fund is open for business ("valuation date").
The Board of Trustees of the Trust (the "Board") adopted procedures establishing methodologies for the valuation of the Fund's securities and other assets and delegated the responsibility for valuation determinations under those procedures to the Valuation Committee of the Trust (the “Valuation Committee”). The procedures state that, subject to the oversight of the Board and unless otherwise noted, the responsibility for the day-to-day valuation of portfolio assets (including fair value measurements for the Fund's assets and liabilities) rests with New York Life Investment Management LLC (“New York Life Investments” or the "Manager"), aided to whatever extent necessary by the Subadvisor (as defined in Note 3(A)). To assess the appropriateness of security valuations, the Manager, the Subadvisor or the Fund's third-party service provider, who is subject to oversight by the Manager, regularly compares prior day prices, prices on comparable securities and the sale prices to the prior and current day prices and challenges prices with changes

27

Notes to Financial Statements (continued)
exceeding certain tolerance levels with third-party pricing services or broker sources.
The Board authorized the Valuation Committee to appoint a Valuation Subcommittee (the “Subcommittee”) to establish the prices of securities for which market quotations are not readily available or the prices of which are not otherwise readily determinable under the procedures. The Subcommittee meets (in person, via electronic mail or via teleconference) on an as-needed basis. The Valuation Committee meets to ensure that actions taken by the Subcommittee were appropriate.
For those securities valued through either a standardized fair valuation methodology or a fair valuation measurement, the Subcommittee deals with such valuation and the Valuation Committee reviews and affirms, if appropriate, the reasonableness of the valuation based on such methodologies and measurements on a regular basis after considering information that is reasonably available and deemed relevant by the Valuation Committee. Any action taken by the Subcommittee with respect to the valuation of a portfolio security or other asset is submitted for review and ratification (if appropriate) to the Valuation Committee and the Board at the next regularly scheduled meeting.
"Fair value" is defined as the price the Fund would reasonably expect to receive upon selling an asset or liability in an orderly transaction to an independent buyer in the principal or most advantageous market for the asset or liability. Fair value measurements are determined within a framework that establishes a three-tier hierarchy that maximizes the use of observable market data and minimizes the use of unobservable inputs to establish a classification of fair value measurements for disclosure purposes. "Inputs" refer broadly to the assumptions that market participants would use in pricing the asset or liability, including assumptions about risk, such as the risk inherent in a particular valuation technique used to measure fair value using a pricing model and/or the risk inherent in the inputs for the valuation technique. Inputs may be observable or unobservable. Observable inputs reflect the assumptions market participants would use in pricing the asset or liability based on market data obtained from sources independent of the Fund. Unobservable inputs reflect the Fund’s own assumptions about the assumptions market participants would use in pricing the asset or liability based on the information available. The inputs or methodology used for valuing assets or liabilities may not be an indication of the risks associated with investing in those assets or liabilities. The three-tier hierarchy of inputs is summarized below.
•	Level 1—quoted prices in active markets for an identical asset or liability
•	Level 2—other significant observable inputs (including quoted prices for a similar asset or liability in active markets, interest rates and yield curves, prepayment speeds, credit risk, etc.)
•	Level 3—significant unobservable inputs (including the Fund's own assumptions about the assumptions that market participants would use in measuring fair value of an asset or liability)
The level of an asset or liability within the fair value hierarchy is based on the lowest level of an input, both individually and in the aggregate, that is significant to the fair value measurement. The aggregate value by input level of the Fund’s assets and liabilities as of October 31, 2021, is included at the end of the Portfolio of Investments.
The Fund may use third-party vendor evaluations, whose prices may be derived from one or more of the following standard inputs, among others:
• Benchmark yields	• Reported trades
• Broker/dealer quotes	• Issuer spreads
• Two-sided markets	• Benchmark securities
• Bids/offers	• Reference data (corporate actions or material event notices)
• Industry and economic events	• Comparable bonds
• Monthly payment information
An asset or liability for which market values cannot be measured using the methodologies described above is valued by methods deemed reasonable in good faith by the Valuation Committee, following the procedures established by the Board, to represent fair value. Under these procedures, the Fund generally uses a market-based approach which may use related or comparable assets or liabilities, recent transactions, market multiples, book values and other relevant information. The Fund may also use an income-based valuation approach in which the anticipated future cash flows of the asset or liability are discounted to calculate fair value. Discounts may also be applied due to the nature and/or duration of any restrictions on the disposition of the asset or liability. Fair value represents a good faith approximation of the value of a security. Fair value determinations involve the consideration of a number of subjective factors, an analysis of applicable facts and circumstances and the exercise of judgment. As a result, it is possible that the fair value for a security determined in good faith in accordance with the Fund's valuation procedures may differ from valuations for the same security determined by other funds using their own valuation procedures. Although the Fund's valuation procedures are designed to value a security at the price the Fund may reasonably expect to receive upon the security's sale in an orderly transaction, there can be no assurance that any fair value determination thereunder would, in fact, approximate the amount that the Fund would actually realize upon the sale of the security or the price at which the security would trade if a reliable market price were readily available. During the year ended October 31, 2021, there were no material changes to the fair value methodologies.
Securities which may be valued in this manner include, but are not limited to: (i) a security for which trading has been halted or suspended; (ii) a debt security that has recently gone into default and for which there is not a current market quotation; (iii) a security of an issuer that has entered into a restructuring; (iv) a security that has been delisted from a national exchange; (v) a security for which the market price is not readily available from a third-party pricing source or, if so provided, does not, in the opinion of the Manager or the Subadvisor, reflect the security's market value; (vi) a security subject to trading collars for which no or limited

28	MainStay Candriam Emerging Markets Debt Fund

trading takes place; and (vii) a security whose principal market has been temporarily closed at a time when, under normal conditions, it would be open. Securities valued in this manner are generally categorized as Level 3 in the hierarchy. No securities held by the Fund as of October 31, 2021 were fair valued in such a manner.
Investments in mutual funds, including money market funds, are valued at their respective NAVs at the close of business each day on the valuation date. These securities are generally categorized as Level 1 in the hierarchy.
Futures contracts are valued at the last posted settlement price on the market where such futures are primarily traded. These securities are generally categorized as Level 1 in the hierarchy.
Debt securities (other than convertible and municipal bonds) are valued at the evaluated bid prices (evaluated mean prices in the case of convertible and municipal bonds) supplied by a pricing agent or broker selected by the Manager, in consultation with the Subadvisor. The evaluations are market-based measurements processed through a pricing application and represents the pricing agent’s good faith determination as to what a holder may receive in an orderly transaction under market conditions. The rules-based logic utilizes valuation techniques that reflect participants’ assumptions and vary by asset class and per methodology, maximizing the use of relevant observable data including quoted prices for similar assets, benchmark yield curves and market corroborated inputs. The evaluated bid or mean prices are deemed by the Manager, in consultation with the Subadvisor, to be representative of market values at the regular close of trading of the Exchange on each valuation date. Debt securities purchased on a delayed delivery basis are marked to market daily until settlement at the forward settlement date. Debt securities, including corporate bonds, U.S. government and federal agency bonds, municipal bonds, foreign bonds, convertible bonds, asset-backed securities and mortgage-backed securities are generally categorized as Level 2 in the hierarchy.
Foreign currency forward contracts are valued at their fair market values measured on the basis of the mean between the last current bid and ask prices based on dealer or exchange quotations and are generally categorized as Level 2 in the hierarchy.
Temporary cash investments acquired in excess of 60 days to maturity at the time of purchase are valued using the latest bid prices or using valuations based on a matrix system (which considers such factors as security prices, yields, maturities and ratings), both as furnished by independent pricing services. Temporary cash investments that mature in 60 days or less at the time of purchase ("Short-Term Investments") are valued using the amortized cost method of valuation, unless the use of such method would be inappropriate. The amortized cost method involves valuing a security at its cost on the date of purchase and thereafter assuming a constant amortization to maturity of the difference between such cost and the value on maturity date. Amortized cost approximates the current fair value of a security. Securities valued using the amortized cost method are not valued using quoted prices in an active market and are generally categorized as Level 2 in the hierarchy.
The information above is not intended to reflect an exhaustive list of the methodologies that may be used to value portfolio investments. The valuation procedures permit the use of a variety of valuation methodologies in connection with valuing portfolio investments. The methodology used for a specific type of investment may vary based on the market data available or other considerations. The methodologies summarized above may not represent the specific means by which portfolio investments are valued on any particular business day.
A portfolio investment may be classified as an illiquid investment under the Fund's written liquidity risk management program and related procedures (“Liquidity Program”). Illiquidity of an investment might prevent the sale of such investment at a time when the Manager or the Subadvisor might wish to sell, and these investments could have the effect of decreasing the overall level of the Fund's liquidity. Further, the lack of an established secondary market may make it more difficult to value illiquid investments, requiring the Fund to rely on judgments that may be somewhat subjective in measuring value, which could vary materially from the amount that the Fund could realize upon disposition. Difficulty in selling illiquid investments may result in a loss or may be costly to the Fund. An illiquid investment is any investment that the Manager or Subadvisor reasonably expects cannot be sold or disposed of in current market conditions in seven calendar days or less without the sale or disposition significantly changing the market value of the investment. The liquidity classification of each investment will be made using information obtained after reasonable inquiry and taking into account, among other things, relevant market, trading and investment-specific considerations in accordance with the Liquidity Program. Illiquid investments are often valued in accordance with methods deemed by the Board in good faith to be reasonable and appropriate to accurately reflect their fair value. The liquidity of the Fund's investments was determined as of October 31, 2021, and can change at any time. Illiquid investments as of October 31, 2021, are shown in the Portfolio of Investments.
(B) Income Taxes.  The Fund's policy is to comply with the requirements of the Internal Revenue Code of 1986, as amended (the “Internal Revenue Code”), applicable to regulated investment companies and to distribute all of its taxable income to the shareholders of the Fund within the allowable time limits.
The Manager evaluates the Fund’s tax positions to determine if the tax positions taken meet the minimum recognition threshold in connection with accounting for uncertainties in income tax positions taken or expected to be taken for the purposes of measuring and recognizing tax liabilities in the financial statements. Recognition of tax benefits of an uncertain tax position is permitted only to the extent the position is “more likely than not” to be sustained assuming examination by taxing authorities. The Manager analyzed the Fund's tax positions taken on federal, state and local income tax returns for all open tax years (for up to three tax years) and has concluded that no provisions for federal, state and local income tax are required in the Fund's financial statements. The Fund's federal, state and local income tax and federal excise tax returns
29

Notes to Financial Statements (continued)
for tax years for which the applicable statutes of limitations have not expired are subject to examination by the Internal Revenue Service and state and local departments of revenue.
(C) Foreign Taxes. The Fund may be subject to foreign taxes on income and other transaction-based taxes imposed by certain countries in which it invests. A portion of the taxes on gains on investments or currency purchases/repatriation may be reclaimable. The Fund will accrue such taxes and reclaims as applicable, based upon its current interpretation of tax rules and regulations that exist in the markets in which it invests.
The Fund may be subject to taxation on realized capital gains, repatriation proceeds and other transaction-based taxes imposed by certain countries in which it invests. The Fund will accrue such taxes as applicable based upon its current interpretation of tax rules and regulations that exist in the market in which it invests. Capital gains taxes relating to positions still held are reflected as a liability in the Statement of Assets and Liabilities, as well as an adjustment to the Fund's net unrealized appreciation (depreciation). Taxes related to capital gains realized, if any, are reflected as part of net realized gain (loss) in the Statement of Operations. Changes in tax liabilities related to capital gains taxes on unrealized investment gains, if any, are reflected as part of the change in net unrealized appreciation (depreciation) on investments in the Statement of Operations. Transaction-based charges are generally assessed as a percentage of the transaction amount.
(D) Dividends and Distributions to Shareholders. Dividends and distributions are recorded on the ex-dividend date. The Fund intends to declare and pay dividends from net investment income, if any, at least monthly and distributions from net realized capital and currency gains, if any, at least annually. Unless a shareholder elects otherwise, all dividends and distributions are reinvested at NAV in the same class of shares of the Fund. Dividends and distributions to shareholders are determined in accordance with federal income tax regulations and may differ from determinations using GAAP.
(E) Security Transactions and Investment Income.  The Fund records security transactions on the trade date. Realized gains and losses on security transactions are determined using the identified cost method. Interest income is accrued as earned using the effective interest rate method. Distributions received from real estate investment trusts may be classified as dividends, capital gains and/or return of capital. Discounts and premiums on securities purchased for the Fund are accreted and amortized, respectively, on the effective interest rate method. Income from payment-in-kind securities, to the extent the Fund held any such securities during the year ended October 31, 2021, is accreted daily based on the effective interest method.
Investment income and realized and unrealized gains and losses on investments of the Fund are allocated pro rata to the separate classes of shares based upon their relative net assets on the date the income is earned or realized and unrealized gains and losses are incurred.
The Fund may place a debt security on non-accrual status and reduce related interest income by ceasing current accruals and writing off all or a portion of any interest receivables when the collection of all or a portion of such interest has become doubtful. A debt security is removed from non-accrual status when the issuer resumes interest payments or when collectability of interest is reasonably assured.
(F) Expenses.  Expenses of the Trust are allocated to the individual Funds in proportion to the net assets of the respective Funds when the expenses are incurred, except where direct allocations of expenses can be made. Expenses (other than transfer agent expenses and fees incurred under the shareholder services plans and/or the distribution plans further discussed in Note 3(B)) are allocated to separate classes of shares pro rata based upon their relative net assets on the date the expenses are incurred. The expenses borne by the Fund, including those of related parties to the Fund, are shown in the Statement of Operations.
Additionally, the Fund may invest in mutual funds, which are subject to management fees and other fees that may cause the costs of investing in mutual funds to be greater than the costs of owning the underlying securities directly. These indirect expenses of mutual funds are not included in the amounts shown as expenses in the Statement of Operations or in the expense ratios included in the Financial Highlights.
(G) Use of Estimates.  In preparing financial statements in conformity with GAAP, the Manager makes estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results could differ from those estimates and assumptions.
(H) Futures Contracts.  A futures contract is an agreement to purchase or sell a specified quantity of an underlying instrument at a specified future date and price, or to make or receive a cash payment based on the value of a financial instrument (e.g., foreign currency, interest rate, security or securities index). The Fund is subject to risks such as market price risk and/or interest rate risk in the normal course of investing in these contracts. Upon entering into a futures contract, the Fund is required to pledge to the broker or futures commission merchant an amount of cash and/or U.S. government securities equal to a certain percentage of the collateral amount, known as the “initial margin.” During the period the futures contract is open, changes in the value of the contract are recognized as unrealized appreciation or depreciation by marking to market such contract on a daily basis to reflect the market value of the contract at the end of each day’s trading. The Fund agrees to receive from or pay to the broker or futures commission merchant an amount of cash equal to the daily fluctuation in the value of the contract. Such receipts or payments are known as “variation margin.” When the futures contract is closed, the Fund records a realized gain or loss equal to the difference between the proceeds from (or cost of) the closing transaction and the Fund's basis in the contract.
The use of futures contracts involves, to varying degrees, elements of market risk in excess of the amount recognized in the Statement of Assets and Liabilities. The contract or notional amounts and variation margin reflect the extent of the Fund's involvement in open futures

30	MainStay Candriam Emerging Markets Debt Fund

positions. There are several risks associated with the use of futures contracts as hedging techniques. There can be no assurance that a liquid market will exist at the time when the Fund seeks to close out a futures contract. If no liquid market exists, the Fund would remain obligated to meet margin requirements until the position is closed. Futures contracts may involve a small initial investment relative to the risk assumed, which could result in losses greater than if the Fund did not invest in futures contracts. Futures contracts may be more volatile than direct investments in the instrument underlying the futures and may not correlate to the underlying instrument, causing a given hedge not to achieve its objectives. The Fund's activities in futures contracts have minimal counterparty risk as they are conducted through regulated exchanges that guarantee the futures against default by the counterparty. In the event of a bankruptcy or insolvency of a futures commission merchant that holds margin on behalf of the Fund, the Fund may not be entitled to the return of the entire margin owed to the Fund, potentially resulting in a loss. The Fund may invest in futures contracts to seek enhanced returns or to reduce the risk of loss by hedging certain of its holdings. The Fund's investment in futures contracts and other derivatives may increase the volatility of the Fund's NAVs and may result in a loss to the Fund. Open futures contracts as of October 31, 2021, are shown in the Portfolio of Investments.
(I) Foreign Currency Forward Contracts. The Fund may enter into foreign currency forward contracts, which are agreements to buy or sell foreign currencies on a specified future date at a specified rate. The Fund is subject to foreign currency exchange rate risk in the normal course of investing in these transactions. During the period the forward contract is open, changes in the value of the contract are recognized as unrealized appreciation or depreciation by marking to market such contract on a daily basis to reflect the market value of the contract at the end of each day’s trading. Cash movement occurs on the settlement date. When the forward contract is closed, the Fund records a realized gain or loss equal to the difference between the proceeds from (or cost of) the closing transaction and the Fund's basis in the contract. The Fund may purchase and sell foreign currency forward contracts for purposes of seeking to enhance portfolio returns and manage portfolio risk more efficiently. Foreign currency forward contracts may also be used to gain exposure to a particular currency or to hedge against the risk of loss due to changing currency exchange rates. Foreign currency forward contracts to purchase or sell a foreign currency may also be used in anticipation of future purchases or sales of securities denominated in foreign currency, even if the specific investments have not yet been selected.
The use of foreign currency forward contracts involves, to varying degrees, elements of risk in excess of the amount recognized in the Statement of Assets and Liabilities, including counterparty risk, market risk and illiquidity risk. Counterparty risk is heightened for these instruments because foreign currency forward contracts are not exchange-traded and therefore no clearinghouse or exchange stands ready to meet the obligations under such contracts. Thus, the Fund faces the risk that its counterparties under such contracts may not perform their obligations. Market risk is the risk that the value of a foreign currency forward contract will depreciate due to unfavorable changes in exchange rates. Illiquidity risk arises because the secondary market for foreign currency forward contracts may have less liquidity relative to markets for other securities and financial instruments. Risks also arise from the possible movements in the foreign exchange rates underlying these instruments. While the Fund may enter into forward contracts to reduce currency exchange risks, changes in currency exchange rates may result in poorer overall performance for the Fund than if it had not engaged in such transactions. Exchange rate movements can be large, depending on the currency, and can last for extended periods of time, affecting the value of the Fund's assets. Moreover, there may be an imperfect correlation between the Fund's holdings of securities denominated in a particular currency and forward contracts entered into by the Fund. Such imperfect correlation may prevent the Fund from achieving the intended hedge or expose the Fund to the risk of currency exchange loss. The unrealized appreciation (depreciation) on forward contracts also reflects the Fund's exposure at the valuation date to credit loss in the event of a counterparty’s failure to perform its obligations. Open foreign currency forward contracts as of October 31, 2021, are shown in the Portfolio of Investments.
(J) Foreign Currency Transactions. The Fund's books and records are maintained in U.S. dollars. Prices of securities denominated in foreign currency amounts are translated into U.S. dollars at the mean between the buying and selling rates last quoted by any major U.S. bank at the following dates:
(i) market value of investment securities, other assets and liabilities— at the valuation date; and
(ii) purchases and sales of investment securities, income and expenses—at the date of such transactions.
The assets and liabilities that are denominated in foreign currency amounts are presented at the exchange rates and market values at the close of the period. The realized and unrealized changes in net assets arising from fluctuations in exchange rates and market prices of securities are not separately presented.
Net realized gain (loss) on foreign currency transactions represents net currency gains or losses realized as a result of differences between the amounts of securities sale proceeds or purchase cost, dividends, interest and withholding taxes as recorded on the Fund's books, and the U.S. dollar equivalent amount actually received or paid. Net currency gains or losses from valuing such foreign currency denominated assets and liabilities, other than investments at valuation date exchange rates, are reflected in unrealized foreign exchange gains or losses.
(K) Securities Lending. In order to realize additional income, the Fund may engage in securities lending, subject to the limitations set forth in the 1940 Act and relevant guidance by the staff of the Securities and Exchange Commission (“SEC”). If the Fund engages in securities lending, the Fund will lend through its custodian, JPMorgan Chase Bank, N.A., ("JPMorgan"), acting as securities lending agent on behalf of the Fund. Under the current arrangement, JPMorgan will manage the Fund's
31

Notes to Financial Statements (continued)
collateral in accordance with the securities lending agency agreement between the Fund and JPMorgan, and indemnify the Fund against counterparty risk. The loans will be collateralized by cash (which may be invested in a money market fund) and/or non-cash collateral (which may include U.S. Treasury securities and/or U.S. government agency securities issued or guaranteed by the United States government or its agencies or instrumentalities) at least equal at all times to the market value of the securities loaned. The Fund bears the risk of delay in recovery of, or loss of rights in, the securities loaned. The Fund may also record a realized gain or loss on securities deemed sold due to a borrower’s inability to return securities on loan. The Fund bears the risk of any loss on investment of cash collateral. The Fund will receive compensation for lending its securities in the form of fees or it will retain a portion of interest earned on the investment of any cash collateral. The Fund will also continue to receive interest and dividends on the securities loaned and any gain or loss in the market price of the securities loaned that may occur during the term of the loan will be for the account of the Fund. Income earned from securities lending activities, if any, is reflected in the Statement of Operations. Securities on loan as of October 31, 2021, are shown in the Portfolio of Investments.
Prior to November 23, 2020, these services were provided by State Street Bank and Trust Company (“State Street”).
(L) High Yield and General Debt Securities Risk.  The ability of issuers of debt securities held by the Fund to meet their obligations may be affected by, among other things, economic or political developments in a specific country, industry or region. Debt securities are also subject to the risks associated with changes in interest rates. The Fund’s principal investments include high yield debt securities (commonly referred to as “junk bonds”), which are considered speculative because they present a greater risk of loss, including default, than higher quality debt securities. These securities pay investors a premium—a higher interest rate or yield than investment grade debt securities—because of the increased risk of loss. These securities can also be subject to greater price volatility. In times of unusual or adverse market economic or political conditions, these securities may experience higher than normal default rates.
(M) Foreign Securities Risk and Emerging Markets Risk.  The ability of issuers of debt securities held by the Fund to meet their obligations may be affected by, among other things, economic or political developments in a specific country, industry or region. Debt securities are also subject to the risks associated with changes in interest rates. The Fund may invest in foreign securities, which carry certain risks that are in addition to the usual risks inherent in domestic securities. These risks include those resulting from currency fluctuations, future adverse political or economic developments and possible imposition of currency exchange blockages or other foreign governmental laws or restrictions. The ability of issuers of debt securities held by the Fund to meet their obligations may be affected by, among other things, economic or political developments in a specific country, industry or region.
The risks related to investing in foreign securities are generally greater with respect to securities of companies that conduct their business activities in emerging markets or whose securities are traded principally in emerging markets. The risks of investing in emerging markets include the risks of illiquidity, increased price volatility, smaller market capitalizations, less government regulation, less extensive and less frequent accounting, financial and other reporting requirements, loss resulting from problems in share registration and custody, substantial economic and political disruptions and the nationalization of foreign deposits or assets.
(N) Counterparty Credit Risk.  In order to better define its contractual rights and to secure rights that will help the Fund mitigate its counterparty risk, the Fund may enter into an International Swaps and Derivatives Association, Inc. Master Agreement (“ISDA Master Agreement”) or similar agreement with its counterparties. An ISDA Master Agreement is a bilateral agreement between the Fund and a counterparty that governs certain OTC derivatives and typically contains collateral posting terms and netting provisions. Under an ISDA Master Agreement, the Fund may, under certain circumstances, offset with the counterparty certain derivative financial instruments’ payables and/ or receivables with collateral held and/or posted and create one single net payment. The provisions of the ISDA Master Agreement typically permit a single net payment in the event of default including the bankruptcy or insolvency of the counterparty. Bankruptcy or insolvency laws of a particular jurisdiction may restrict or prohibit the right of offset in bankruptcy, insolvency or other events. In addition, certain ISDA Master Agreements may contain provisions for early termination of OTC derivative transactions in the event the net assets of the Fund decline below specific levels or if the Fund fails to meet the terms of its ISDA Master Agreements. The result would cause the Fund to accelerate payment of any net liability owed to the counterparty.
For financial reporting purposes, the Fund does not offset derivative assets and derivative liabilities that are subject to netting arrangements, if any, in the Statement of Assets and Liabilities.
(O) Indemnifications.  Under the Trust’s organizational documents, its officers and trustees are indemnified against certain liabilities that may arise out of performance of their duties to the Trust. Additionally, in the normal course of business, the Fund enters into contracts with third-party service providers that contain a variety of representations and warranties and that may provide general indemnifications. The Fund's maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Fund that have not yet occurred. The Manager believes that the risk of loss in connection with these potential indemnification obligations is remote. However, there can be no assurance that material liabilities related to such obligations will not arise in the future, which could adversely impact the Fund.
(P) Quantitative Disclosure of Derivative Holdings. The following tables show additional disclosures related to the Fund's derivative and hedging activities, including how such activities are accounted for and their effect on the Fund's financial positions, performance and cash flows.

32	MainStay Candriam Emerging Markets Debt Fund

The Fund entered into futures contracts to hedge against anticipated changes in interest rates that might otherwise have an adverse effect upon the value of the Fund’s securities as well as help manage the duration and yield curve positioning of the portfolio.
The Fund also entered into foreign currency forward contracts to gain exposure to a particular currency or to hedge against the risk of loss due to changing currency exchange rates.
Fair value of derivative instruments as of October 31, 2021:
Asset Derivatives	Foreign Exchange Contracts Risk	Interest Rate Contracts Risk	Total
Futures Contracts - Net Assets—Net unrealized appreciation on futures contracts (a)	$ —	$325,984	$325,984
Forward Contracts - Unrealized appreciation on foreign currency forward contracts	202,570	—	202,570
Total Fair Value	$202,570	$325,984	$528,554

(a)	Includes cumulative appreciation (depreciation) of futures contracts as reported in the Portfolio of Investments. Only current day’s variation margin is reported within the Statement of Assets and Liabilities.

Liability Derivatives	Foreign Exchange Contracts Risk	Total
Forward Contracts - Unrealized depreciation on foreign currency forward contracts	$(68,058)	$(68,058)
Total Fair Value	$(68,058)	$(68,058)
The effect of derivative instruments on the Statement of Operations for the year ended October 31, 2021:
Net Realized Gain (Loss) from:	Foreign Exchange Contracts Risk	Interest Rate Contracts Risk	Total
Futures Contracts	$ —	$(244,309)	$(244,309)
Forward Contracts	(234,802)	—	(234,802)
Total Net Realized Gain (Loss)	$(234,802)	$(244,309)	$(479,111)

Net Change in Unrealized Appreciation (Depreciation)	Foreign Exchange Contracts Risk	Interest Rate Contracts Risk	Total
Futures Contracts	$ —	$325,984	$325,984
Forward Contracts	104,138	—	104,138
Total Net Change in Unrealized Appreciation (Depreciation)	$104,138	$325,984	$430,122

Average Notional Amount	Total
Futures Contracts Short (a)	$(18,633,005)
Forward Contracts Long (b)	$ 1,578,110
Forward Contracts Short	$ (4,989,624)

(a)	Positions were open nine months during the reporting period.
(b)	Positions were open three months during the reporting period.
Note 3–Fees and Related Party Transactions
(A) Manager and Subadvisor. New York Life Investments, a registered investment adviser and an indirect, wholly-owned subsidiary of New York Life Insurance Company (“New York Life”), serves as the Fund’s Manager, pursuant to an Amended and Restated Management Agreement (“Management Agreement”). The Manager provides offices, conducts clerical, recordkeeping and bookkeeping services and keeps most of the financial and accounting records required to be maintained by the Fund. Except for the portion of salaries and expenses that are the responsibility of the Fund, the Manager pays the salaries and expenses of all personnel affiliated with the Fund and certain operational expenses of the Fund. The Fund reimburses New York Life Investments in an amount equal to the portion of the compensation of the Chief Compliance Officer attributable to the Fund. Candriam Luxembourg S.C.A. (“Candriam Luxembourg” or the “Subadvisor”), a registered investment adviser and an indirect, wholly-owned subsidiary of New York Life, serves as Subadvisor to the Fund and is responsible for the day-to-day portfolio management of the Fund. Pursuant to the terms of a Subadvisory Agreement (“Subadvisory Agreement”) between New York Life Investments and Candriam Luxembourg, New York Life Investments pays for the services of the Subadvisor.
Pursuant to the Management Agreement, the Fund pays the Manager a monthly fee for the services performed and the facilities furnished at an annual rate of the Fund’s average daily net assets as follows: 0.70% to $500 million and 0.65% in excess of $500 million. During the year ended October 31, 2021, the effective management fee rate was 0.70% of the Fund’s average daily net assets, exclusive of any applicable waivers/reimbursements.
Effective February 28, 2021, New York Life Investments has contractually agreed to waive fees and/or reimburse expenses so that Total Annual Fund Operating Expenses (excluding taxes, interest, litigation, extraordinary expenses, brokerage and other transaction expenses relating to the purchase or sale of portfolio investments and acquired (underlying) fund fees and expenses) do not exceed the following percentages of daily net assets: Class A, 1.15% and Class I, 0.85%. New York Life Investments will apply an equivalent waiver or reimbursement, in an equal number of basis points of the Class A shares waiver/reimbursement to the Investor Class, Class B and Class C shares. This agreement will remain in effect until February 28, 2022, and shall renew automatically for one-year terms unless New York Life Investments provides written notice of termination prior to the start of the next term or upon approval of the Board.
33

Notes to Financial Statements (continued)
Prior to February 28, 2021, New York Life Investments has contractually agreed to waive fees and/or reimburse expenses so that Total Annual Fund Operating Expenses (excluding taxes, interest, litigation, extraordinary expenses, brokerage and other transaction expenses relating to the purchase or sale of portfolio investments and acquired (underlying) fund fees and expenses) did not exceed the following percentages of average daily net assets: Class A, 1.17% and Class I, 0.85%. New York Life Investments applied an equivalent waiver or reimbursement, in an equal number of basis points of the Class A shares waiver/reimbursement to the Investor Class, Class B and Class C shares.
During the year ended October 31, 2021, New York Life Investments earned fees from the Fund in the amount of $777,933 and waived fees and/or reimbursed expenses in the amount of $182,027 and paid the Subadvisor fees in the amount of $300,130.
JPMorgan provides sub-administration and sub-accounting services to the Fund pursuant to an agreement with New York Life Investments. These services include calculating the daily NAVs of the Fund, maintaining the general ledger and sub-ledger accounts for the calculation of the Fund's NAVs, and assisting New York Life Investments in conducting various aspects of the Fund's administrative operations. For providing these services to the Fund, JPMorgan is compensated by New York Life Investments.
Prior to November 23, 2020, these services were provided by State Street.
Pursuant to an agreement between the Trust and New York Life Investments, New York Life Investments is responsible for providing or procuring certain regulatory reporting services for the Fund. The Fund will reimburse New York Life Investments for the actual costs incurred by New York Life Investments in connection with providing or procuring these services for the Fund.
(B) Distribution and Service Fees.  The Trust, on behalf of the Fund, has entered into a distribution agreement with NYLIFE Distributors LLC (the “Distributor”), an affiliate of New York Life Investments. The Fund has adopted distribution plans (the “Plans”) in accordance with the provisions of Rule 12b-1 under the 1940 Act.
Pursuant to the Class A and Investor Class Plans, the Distributor receives a monthly fee from the Class A and Investor Class shares at an annual rate of 0.25% of the average daily net assets of the Class A and Investor Class shares for distribution and/or service activities as designated by the Distributor. Pursuant to the Class B and Class C Plans, Class B and Class C shares pay the Distributor a monthly distribution fee at an annual rate of 0.75% of the average daily net assets of the Class B and Class C shares along with a service fee at an annual rate of 0.25% of the average daily net assets of the Class B and Class C shares, for a total 12b-1 fee of 1.00%. Class I shares are not subject to a distribution and/or service fee.
The Plans provide that the distribution and service fees are payable to the Distributor regardless of the amounts actually expended by the Distributor for distribution of the Fund's shares and service activities.
(C) Sales Charges.  The Fund was advised by the Distributor that the amount of initial sales charges retained on sales of Class A and Investor Class shares during the year ended October 31, 2021, were $9,011 and $1,130, respectively.
The Fund was also advised that the Distributor retained CDSCs on redemptions of Class A and Class B shares during the year ended October 31, 2021, of $1,506 and $378, respectively.
(D) Transfer, Dividend Disbursing and Shareholder Servicing Agent. NYLIM Service Company LLC, an affiliate of New York Life Investments, is the Fund's transfer, dividend disbursing and shareholder servicing agent pursuant to an agreement between NYLIM Service Company LLC and the Trust. NYLIM Service Company LLC has entered into an agreement with DST Asset Manager Solutions, Inc. ("DST"), pursuant to which DST performs certain transfer agent services on behalf of NYLIM Service Company LLC. New York Life Investments has contractually agreed to limit the transfer agency expenses charged to the Fund’s share classes to a maximum of 0.35% of that share class’s average daily net assets on an annual basis after deducting any applicable Fund or class-level expense reimbursement or small account fees. This agreement will remain in effect until February 28, 2022, and shall renew automatically for one-year terms unless New York Life Investments provides written notice of termination prior to the start of the next term or upon approval of the Board. During the year ended October 31, 2021, transfer agent expenses incurred by the Fund and any reimbursements, pursuant to the aforementioned Transfer Agency expense limitation agreement, were as follows:
Class	Expense	Waived
Class A	$108,329	$ —
Investor Class	71,173	(3,175)
Class B	7,365	(291)
Class C	24,820	(908)
Class I	8,567	—
(E) Small Account Fee.  Shareholders with small accounts adversely impact the cost of providing transfer agency services. In an effort to reduce total transfer agency expenses, the Fund has implemented a small account fee on certain types of accounts. As described in the Fund's prospectus, certain shareholders with an account balance of less than $1,000 ($5,000 for Class A share accounts) are charged an annual per account fee of $20 (assessed semi-annually), the proceeds from which offset transfer agent fees as reflected in the Statement of Operations. This small account fee will not apply to certain types of accounts as described further in the Fund’s prospectus.

34	MainStay Candriam Emerging Markets Debt Fund

(F) Investments in Affiliates (in 000’s).  During the year ended October 31, 2021, purchases and sales transactions, income earned from investments and shares held of investment companies managed by New York Life Investments or its affiliates were as follows:
Affiliated Investment Companies	Value, Beginning of Year	Purchases at Cost	Proceeds from Sales	Net Realized Gain/(Loss) on Sales	Change in Unrealized Appreciation/ (Depreciation)	Value, End of Year	Dividend Income	Other Distributions	Shares End of Year
MainStay U.S. Government Liquidity Fund	$ 5,821	$ 5,161	$ (10,982)	$ —	$ —	$ —	$ —(a)	$ —	—

(a)	Less than $500.

Note 4-Federal Income Tax
As of October 31, 2021, the cost and unrealized appreciation (depreciation) of the Fund’s investment portfolio, including applicable derivative contracts and other financial instruments, as determined on a federal income tax basis, were as follows:
	Federal Tax Cost	Gross Unrealized Appreciation	Gross Unrealized (Depreciation)	Net Unrealized Appreciation/ (Depreciation)
Investments in Securities	$110,631,903	$1,605,297	$(11,174,188)	$(9,568,891)
As of October 31, 2021, the components of accumulated gain (loss) on a tax basis were as follows:
Ordinary income	Accumulated Capital and Other Gain (Loss)	Other Temporary Differences	Unrealized Appreciation (Depreciation)	Total Accumulated Gain (Loss)
$1,289,921	$(13,076,685)	$(2,270,378)	$(9,383,477)	$(23,440,619)
The difference between book-basis and tax-basis unrealized appreciation (depreciation) is primarily due to wash sale adjustments. The other temporary differences are primarily due to interest accruals on defaulted securities.
As of October 31, 2021, for federal income tax purposes, capital loss carryforwards of $12,886,074 were available as shown in the table below, to the extent provided by the regulations to offset future realized gains of the Fund through the years indicated. To the extent that these capital loss carryforwards are used to offset future capital gains, it is probable that the capital gains so offset will not be distributed to shareholders. No capital gain distributions shall be made until any capital loss carryforwards have been fully utilized.
Capital Loss Available Through	Short-Term Capital Loss Amounts (000’s)	Long-Term Capital Loss Amounts (000’s)
Unlimited	$3,366	$9,520
The Fund utilized $196,124 of capital loss carryforwards during the year ended October 31, 2021.
During the years ended October 31, 2021 and October 31, 2020, the tax character of distributions paid as reflected in the Statements of Changes in Net Assets was as follows:
	2021	2020
Distributions paid from:
Ordinary Income	$5,220,434	$5,406,608
Note 5–Custodian
JPMorgan is the custodian of cash and securities held by the Fund. Custodial fees are charged to the Fund based on the Fund's net assets and/or the market value of securities held by the Fund and the number of certain transactions incurred by the Fund.
Prior to November 23, 2020, these services were provided by State Street. The services provided by State Street were a direct expense of the Fund and are included in the Statement of Operations as Custodian fees which totaled $1,835 for the period November 1, 2020 through November 22, 2020.
Note 6–Line of Credit
The Fund and certain other funds managed by New York Life Investments maintain a line of credit with a syndicate of banks in order to secure a source of funds for temporary purposes to meet unanticipated or excessive redemption requests.
Effective July 27, 2021, under the credit agreement (the “Credit Agreement”), the aggregate commitment amount is $600,000,000 with an additional uncommitted amount of $100,000,000. The commitment fee is an annual rate of 0.15% of the average commitment amount payable quarterly, regardless of usage, to JPMorgan, who serves as the agent to the syndicate. The commitment fee is allocated among the Fund and certain other funds managed by New York Life Investments based upon their respective net assets and other factors. Interest on any revolving credit loan is charged based upon the Federal Funds Rate or the one-month London Interbank Offered Rate (“LIBOR”), whichever is higher. The Credit Agreement expires on July 26, 2022, although the Fund, certain other funds managed by New York Life Investments and the syndicate of banks may renew the Credit Agreement for an additional year on the same or different terms or enter into a credit agreement with a different syndicate of banks. Prior to July 27, 2021, the aggregate commitment amount and the commitment fee were the same as those

35

Notes to Financial Statements (continued)
under the current Credit Agreement. During the year ended October 31, 2021, there were no borrowings made or outstanding with respect to the Fund under the Credit Agreement.
Note 7–Interfund Lending Program
Pursuant to an exemptive order issued by the SEC, the Fund, along with certain other funds managed by New York Life Investments, may participate in an interfund lending program. The interfund lending program provides an alternative credit facility that permits the Fund and certain other funds managed by New York Life Investments to lend or borrow money for temporary purposes directly to or from one another, subject to the conditions of the exemptive order. During the year ended October 31, 2021, there were no interfund loans made or outstanding with respect to the Fund.
Note 8–Purchases and Sales of Securities (in 000’s)
During the year ended October 31, 2021, purchases and sales of securities, other than short-term securities, were $115,150 and $119,559, respectively.
Note 9–Capital Share Transactions
Transactions in capital shares for the years ended October 31, 2021 and October 31, 2020, were as follows:
Class A	Shares	Amount
Year ended October 31, 2021:
Shares sold	713,529	$ 7,173,220
Shares issued to shareholders in reinvestment of distributions	375,840	3,784,034
Shares redeemed	(1,340,827)	(13,453,470)
Net increase (decrease) in shares outstanding before conversion	(251,458)	(2,496,216)
Shares converted into Class A (See Note 1)	134,443	1,350,648
Net increase (decrease)	(117,015)	$ (1,145,568)
Year ended October 31, 2020:
Shares sold	696,868	$ 6,940,578
Shares issued to shareholders in reinvestment of distributions	375,972	3,684,567
Shares redeemed	(1,678,861)	(16,459,620)
Net increase (decrease) in shares outstanding before conversion	(606,021)	(5,834,475)
Shares converted into Class A (See Note 1)	125,083	1,241,731
Shares converted from Class A (See Note 1)	(3,814)	(32,724)
Net increase (decrease)	(484,752)	$ (4,625,468)

Investor Class	Shares	Amount
Year ended October 31, 2021:
Shares sold	40,079	$ 408,621
Shares issued to shareholders in reinvestment of distributions	57,221	582,738
Shares redeemed	(157,005)	(1,594,511)
Net increase (decrease) in shares outstanding before conversion	(59,705)	(603,152)
Shares converted into Investor Class (See Note 1)	58,165	584,574
Shares converted from Investor Class (See Note 1)	(89,102)	(911,035)
Net increase (decrease)	(90,642)	$ (929,613)
Year ended October 31, 2020:
Shares sold	84,985	$ 814,508
Shares issued to shareholders in reinvestment of distributions	60,127	595,107
Shares redeemed	(219,231)	(2,167,018)
Net increase (decrease) in shares outstanding before conversion	(74,119)	(757,403)
Shares converted into Investor Class (See Note 1)	43,802	437,065
Shares converted from Investor Class (See Note 1)	(93,645)	(945,640)
Net increase (decrease)	(123,962)	$ (1,265,978)

Class B	Shares	Amount
Year ended October 31, 2021:
Shares sold	841	$ 8,312
Shares issued to shareholders in reinvestment of distributions	4,840	47,946
Shares redeemed	(44,755)	(440,956)
Net increase (decrease) in shares outstanding before conversion	(39,074)	(384,698)
Shares converted from Class B (See Note 1)	(28,531)	(281,622)
Net increase (decrease)	(67,605)	$ (666,320)
Year ended October 31, 2020:
Shares sold	3,472	$ 31,047
Shares issued to shareholders in reinvestment of distributions	6,737	64,708
Shares redeemed	(47,132)	(446,113)
Net increase (decrease) in shares outstanding before conversion	(36,923)	(350,358)
Shares converted from Class B (See Note 1)	(36,532)	(357,664)
Net increase (decrease)	(73,455)	$ (708,022)

36	MainStay Candriam Emerging Markets Debt Fund

Class C	Shares	Amount
Year ended October 31, 2021:
Shares sold	31,829	$ 312,265
Shares issued to shareholders in reinvestment of distributions	19,879	197,409
Shares redeemed	(268,085)	(2,624,073)
Net increase (decrease) in shares outstanding before conversion	(216,377)	(2,114,399)
Shares converted from Class C (See Note 1)	(76,752)	(742,565)
Net increase (decrease)	(293,129)	$ (2,856,964)
Year ended October 31, 2020:
Shares sold	60,247	$ 591,756
Shares issued to shareholders in reinvestment of distributions	29,700	285,515
Shares redeemed	(478,295)	(4,597,030)
Net increase (decrease) in shares outstanding before conversion	(388,348)	(3,719,759)
Shares converted from Class C (See Note 1)	(35,796)	(342,768)
Net increase (decrease)	(424,144)	$ (4,062,527)

Class I	Shares	Amount
Year ended October 31, 2021:
Shares sold	241,535	$ 2,435,828
Shares issued to shareholders in reinvestment of distributions	33,069	333,338
Shares redeemed	(367,578)	(3,679,156)
Net increase (decrease)	(92,974)	$ (909,990)
Year ended October 31, 2020:
Shares sold	353,067	$ 3,660,705
Shares issued to shareholders in reinvestment of distributions	51,147	510,097
Shares redeemed	(1,355,592)	(12,008,853)
Net increase (decrease)	(951,378)	$ (7,838,051)
Note 10–Other Matters
An outbreak of COVID-19, first detected in December 2019, has developed into a global pandemic and has resulted in travel restrictions, closure of international borders, certain businesses and securities markets, restrictions on securities trading activities, prolonged quarantines, supply chain disruptions, and lower consumer demand, as well as general concern and uncertainty. The continued impact of COVID-19 and related new variants is uncertain and could further adversely affect the global economy, national economies, individual issuers and capital markets in unforeseeable ways and result in a substantial and extended economic downturn. Developments that disrupt global economies and financial markets, such as COVID-19, may magnify factors that affect the Fund's performance.
Note 11–Subsequent Events
In connection with the preparation of the financial statements of the Fund as of and for the year ended October 31, 2021, events and transactions subsequent to October 31, 2021, through the date the financial statements were issued have been evaluated by the Manager for possible adjustment and/or disclosure. No subsequent events requiring financial statement adjustment or disclosure have been identified.
37

Report of Independent Registered Public Accounting Firm
To the Shareholders of the Fund and Board of Trustees
The MainStay Funds:
Opinion on the Financial Statements
We have audited the accompanying statement of assets and liabilities of MainStay Candriam Emerging Markets Debt Fund (the Fund), one of the funds constituting The MainStay Funds, including the portfolio of investments, as of October 31, 2021, the related statement of operations for the year then ended, the statements of changes in net assets for each of the years in the two-year period then ended, and the related notes (collectively, the financial statements) and the financial highlights for each of the years in the five-year period then ended. In our opinion, the financial statements and financial highlights present fairly, in all material respects, the financial position of the Fund as of October 31, 2021, the results of its operations for the year then ended, the changes in its net assets for each of the years in the two-year period then ended, and the financial highlights for each of the years in the five-year period then ended, in conformity with U.S. generally accepted accounting principles.
Basis for Opinion
These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.
We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement, whether due to error or fraud. Our audits included performing procedures to assess the risks of material misstatement of the financial statements and financial highlights, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements and financial highlights. Such procedures also included confirmation of securities owned as of October 31, 2021, by correspondence with custodians and brokers or by other appropriate auditing procedures when replies from brokers were not received. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements and financial highlights. We believe that our audits provide a reasonable basis for our opinion.
We have served as the auditor of one or more New York Life Investment Management investment companies since 2003.
Philadelphia, Pennsylvania
December 24, 2021
38	MainStay Candriam Emerging Markets Debt Fund

Federal Income Tax
Information   (Unaudited)
The Fund is required under the Internal Revenue Code to advise shareholders in a written statement as to the federal tax status of dividends paid by the Fund during such fiscal years.
In February 2022, shareholders will receive an IRS Form 1099-DIV or substitute Form 1099, which will show the federal tax status of the distributions received by shareholders in calendar year 2021. The amounts that will be reported on such 1099-DIV or substitute Form 1099 will be the amounts you are to use on your federal income tax return and will differ from the amounts which we must report for the Fund's fiscal year ended October 31, 2021.
Proxy Voting Record
The Fund is required to file with the SEC its proxy voting records for the 12-month period ending June 30 on Form N-PX. The most recent Form N-PX or proxy voting record is available free of charge upon request by calling 800-624-6782; visiting the MainStay Funds’ website at newyorklifeinvestments.com; or visiting the SEC’s website at www.sec.gov.
Shareholder Reports and Quarterly Portfolio Disclosure
The Fund is required to file its complete schedule of portfolio holdings with the SEC 60 days after its first and third fiscal quarter on Form N-PORT. The Fund's holdings report is available free of charge upon request by calling New York Life Investments at 800-624-6782.
39

Board of Trustees and Officers (Unaudited)
The Trustees and officers of the Fund are listed below. The Board oversees the MainStay Group of Funds (which consists of MainStay Funds and MainStay Funds Trust), MainStay VP Funds Trust, MainStay MacKay DefinedTerm Municipal Opportunities Fund, MainStay CBRE Global Infrastructure Megatrends Fund, the Manager and the Subadvisors, and elects the officers of the Funds who are responsible for the day-to-day operations of the Fund. Information pertaining to the Trustees and officers is set forth below. Each Trustee serves until his or her successor is elected and qualified or until his or her resignation, death or removal. Under the Board’s retirement policy, unless an exception is made, a Trustee must tender his or her resignation by the end of the calendar year during which he or she reaches the age of 75. Mr. Nolan reached the age of 75 during the calendar year 2021. Accordingly, Mr. Nolan is expected to serve until the end of calendar year 2021, at which time he intends to retire. Additionally, Ms. Hammond was appointed as a Trustee of the Fund effective as of Mr. Nolan's retirement. Officers are elected annually by the Board. The business address of each Trustee and officer listed below is 51 Madison Avenue, New York, New York 10010. A majority of the Trustees are not “interested persons” (as defined by the 1940 Act and rules adopted by the SEC thereunder) of the Fund (“Independent Trustees”).
Name and Year of Birth	Term of Office, Position(s) Held and Length of Service	Principal Occupation(s) During Past Five Years	Number of Portfolios in Fund Complex Overseen by Trustee	Other Directorships Held by Trustee

Yie-Hsin Hung* 1962	MainStay Funds: Trustee since 2017; MainStay Funds Trust: Trustee since 2017	Senior Vice President of New York Life since joining in 2010, Member of the Executive Management Committee since 2017, Chief Executive Officer, New York Life Investment Management Holdings LLC & New York Life Investment Management LLC since 2015. Senior Managing Director and Co-President of New York Life Investment Management LLC from January 2014 to May 2015. Previously held positions of increasing responsibility, including head of NYLIM International, Alternative Growth Businesses, and Institutional investments since joining New York Life in 2010	78	MainStay VP Funds Trust:
Trustee since 2017 (31 portfolios);
MainStay MacKay DefinedTerm Municipal Opportunities Fund: Trustee
since 2017; and
MainStay CBRE Global Infrastructure Megatrends Fund: Trustee
since June 2021
*	This Trustee is considered to be an “interested person” of the MainStay Group of Funds, MainStay VP Funds Trust and MainStay MacKay DefinedTerm Municipal Opportunities Fund, within the meaning of the 1940 Act because of her affiliation with New York Life Insurance Company, New York Life Investment Management LLC, Candriam Belgium S.A., Candriam Luxembourg S.C.A., IndexIQ Advisors LLC, MacKay Shields LLC, NYL Investors LLC, NYLIFE Securities LLC and/or NYLIFE Distributors LLC, as described in detail above in the column entitled “Principal Occupation(s) During Past Five Years.”

Interested Trustee
40	MainStay Candriam Emerging Markets Debt Fund

Name and Year of Birth	Term of Office, Position(s) Held and Length of Service	Principal Occupation(s) During Past Five Years	Number of Portfolios in Fund Complex Overseen by Trustee	Other Directorships Held by Trustee

David H. Chow 1957	MainStay Funds: Trustee since 2016, Advisory Board Member (June 2015 to December 2015); MainStay Funds Trust: Trustee since 2016, Advisory Board Member (June 2015 to December 2015)	Founder and CEO, DanCourt Management, LLC since 1999	78	MainStay VP Funds Trust: Trustee since 2016, Advisory Board Member (June 2015 to December 2015) (31 portfolios);
MainStay MacKay DefinedTerm Municipal Opportunities Fund: Trustee since 2016, Advisory Board Member (June 2015 to December 2015);
				MainStay CBRE Global Infrastructure Megatrends Fund: Trustee since June 2021; Market Vectors Group of Exchange-Traded Funds: Independent Chairman of the Board of Trustees since 2008 and Trustee since 2006 (56 portfolios); and Berea College of Kentucky: Trustee since 2009, Chair of the Investment Committee since 2018
Susan B. Kerley 1951	MainStay Funds: Chairman since 2017 and Trustee since 2007; MainStay Funds Trust: Chairman since 2017 and Trustee since 1990**	President, Strategic Management Advisors LLC since 1990	78	MainStay VP Funds Trust: Chairman since January 2017 and Trustee since 2007 (31 portfolios)***;
MainStay MacKay DefinedTerm Municipal Opportunities Fund: Chairman since 2017 and Trustee since 2011;
				MainStay CBRE Global Infrastructure Megatrends Fund: Trustee since June 2021; and Legg Mason Partners Funds: Trustee since 1991 (45 portfolios)
Alan R. Latshaw 1951	MainStay Funds: Trustee; MainStay Funds Trust: Trustee since 2007**	Retired; Partner, Ernst & Young LLP (2002 to 2003); Partner, Arthur Andersen LLP (1989 to 2002); Consultant to the MainStay Funds Audit and Compliance Committee (2004 to 2006)	78	MainStay VP Funds Trust: Trustee since 2007 (31 portfolios)***;
MainStay MacKay DefinedTerm Municipal Opportunities Fund: Trustee since 2011; and
				MainStay CBRE Global Infrastructure Megatrends Fund: Trustee since June 2021
Richard H. Nolan, Jr. 1946	MainStay Funds: Trustee since 2007; MainStay Funds Trust: Trustee since 2007**	Managing Director, ICC Capital Management since 2004; President—Shields/Alliance, Alliance Capital Management (1994 to 2004)	78	MainStay VP Funds Trust: Trustee since 2006 (31 portfolios)***; and MainStay MacKay DefinedTerm Municipal Opportunities Fund: Trustee since 2011
Jacques P. Perold 1958	MainStay Funds: Trustee since 2016, Advisory Board Member (June 2015 to December 2015); MainStay Funds Trust: Trustee since 2016, Advisory Board Member (June 2015 to December 2015)	Founder and Chief Executive Officer, Capshift Advisors LLC (Since 2018); President, Fidelity Management & Research Company (2009 to 2014); President and Chief Investment Officer, Geode Capital Management, LLC (2001 to 2009)	78	MainStay VP Funds Trust: Trustee since 2016, Advisory Board Member (June 2015 to December 2015) (31 portfolios);
MainStay MacKay DefinedTerm Municipal Opportunities Fund: Trustee since 2016, Advisory Board Member (June 2015 to December 2015);
MainStay CBRE Global Infrastructure Megatrends Fund: Trustee since June 2021; Partners in Health: Trustee since 2019; Allstate Corporation: Director since 2015;
				and MSCI, Inc.: Director since 2017
Independent Trustees
41

Board of Trustees and Officers (Unaudited) (continued)
Name and Year of Birth	Term of Office, Position(s) Held and Length of Service	Principal Occupation(s) During Past Five Years	Number of Portfolios in Fund Complex Overseen by Trustee	Other Directorships Held by Trustee

Richard S. Trutanic 1952	MainStay Funds: Trustee since 1994; MainStay Funds Trust: Trustee since 2007**	Chairman and Chief Executive Officer, Somerset & Company (financial advisory firm) since 2004; Managing Director, The Carlyle Group (private investment firm) (2002 to 2004); Senior Managing Director, Partner and Board Member, Groupe Arnault S.A. (private investment firm) (1999 to 2002)	78	MainStay VP Funds Trust: Trustee since 2007 (31 portfolios)***;
MainStay MacKay DefinedTerm Municipal Opportunities Fund: Trustee since 2011; and MainStay CBRE Global Infrastructure Megatrends Fund; Trustee since June 2021
**	Includes prior service as a Director/Trustee of certain predecessor entities to MainStay Funds Trust.
***	Includes prior service as a Director of MainStay VP Series Fund, Inc., the predecessor to MainStay VP Funds Trust.

Name and Year of Birth	Term of Office, Position(s) Held and Length of Service	Principal Occupation(s) During Past Five Years	Number of Portfolios in Fund Complex Overseen by Trustee	Other Directorships Held by Trustee

Karen Hammond 1956	MainStay Funds: Advisory Board Member since June 2021; MainStay Funds Trust: Advisory Board Member since June 2021	Retired, Managing Director, Devonshire Investors (2007 to 2013); Senior Vice President, Fidelity Management & Research Co. (2005 to 2007); Senior Vice President and Corporate Treasurer, FMR Corp. (2003 to 2005); Chief Operating Officer, Fidelity Investments Japan (2001 to 2003)	78	MainStay VP Funds Trust: Advisory Board Member since June 2021 (31 portfolios);
MainStay MacKay DefinedTerm Municipal Opportunities Fund: Advisory Board Member since June 2021;
MainStay CBRE Global Infrastructure Megatrends Fund: Advisory Board Member since June 2021;
Two Harbors Investment Corp: Trustee since 2018, Chair of the Special Committee since 2019; Rhode Island School of Design: Trustee and Chair of the Finance Committee since 2015
Advisory Board Member	Independent Trustees
42	MainStay Candriam Emerging Markets Debt Fund

Name and Year of Birth	Position(s) Held and Length of Service	Principal Occupation(s) During Past Five Years

Kirk C. Lehneis 1974	President, MainStay Funds, MainStay Funds Trust since 2017	Chief Operating Officer and Senior Managing Director since 2016, New York Life Investment Management LLC; Chairman of the Board since 2017, NYLIFE Distributors LLC; Chairman of the Board, NYLIM Service Company LLC since 2017; Trustee, President and Principal Executive Officer of IndexIQ Trust, IndexIQ ETF Trust and IndexIQ Active ETF Trust since January 2018; President, MainStay MacKay DefinedTerm Municipal Opportunities Fund and MainStay VP Funds Trust since 2017** and MainStay CBRE Global Infrastructure Megatrends Fund since June 2021; Senior Managing Director, Global Product Development (2015 to 2016); Managing Director, Product Development (2010 to 2015), New York Life Investment Management LLC
Jack R. Benintende 1964	Treasurer and Principal Financial and Accounting Officer, MainStay Funds since 2007, MainStay Funds Trust since 2009	Managing Director, New York Life Investment Management LLC since 2007; Treasurer and Principal Financial and Accounting Officer, MainStay MacKay DefinedTerm Municipal Opportunities Fund since 2011, MainStay VP Funds Trust since 2007** and MainStay CBRE Global Infrastructure Megatrends Fund since June 2021; and Assistant Treasurer, New York Life Investment Management Holdings LLC (2008 to 2012)
J. Kevin Gao 1967	Secretary and Chief Legal Officer, MainStay Funds and MainStay Funds Trust since 2010	Managing Director and Associate General Counsel, New York Life Investment Management LLC since 2010; Secretary and Chief Legal Officer, MainStay MacKay DefinedTerm Municipal Opportunities Fund since 2011, MainStay VP Funds Trust since 2010** and MainStay CBRE Global Infrastructure Megatrends Fund since June 2021
Scott T. Harrington 1959	Vice President— Administration, MainStay Funds since 2005, MainStay Funds Trust since 2009	Managing Director, New York Life Investment Management LLC (including predecessor advisory organizations) since 2000; Member of the Board of Directors, New York Life Trust Company since 2009; Vice President—Administration, MainStay MacKay DefinedTerm Municipal Opportunities Fund since 2011, MainStay VP Funds Trust since 2005** and MainStay CBRE Global Infrastructure Megatrends Fund since June 2021
Kevin M. Bopp 1969	Vice President and Chief Compliance Officer, MainStay Funds and MainStay Funds Trust since 2021 and 2014 to 2020	Vice President and Chief Compliance Officer, New York Life Investments Alternatives LLC and New York Life Investment Management Holdings LLC since 2020; Vice President since 2018 and Chief Compliance Officer since 2016, New York Life Investment Management LLC; Vice President and Chief Compliance Officer, IndexIQ Advisors LLC, IndexIQ Holdings Inc., IndexIQ LLC and IndexIQ Trust since 2017; Director and Associate General Counsel (2011 to 2014) and Vice President and Assistant General Counsel (2010 to 2011), New York Life Investment Management LLC;Vice President and Chief Compliance Officer, MainStay VP Funds Trust and MainStay MacKay DefinedTerm Municipal Opportunities Fund since June 2021 and 2014 to 2020 and MainStay CBRE Global Infrastructure Megatrends Fund since June 2021; Assistant Secretary, MainStay Funds, MainStay Funds Trust and MainStay VP Funds Trust (2010 to 2014)**, MainStay MacKay DefinedTerm Municipal Opportunities Fund (2011 to 2014)
*	The officers listed above are considered to be “interested persons” of the MainStay Group of Funds, MainStay VP Funds Trust and MainStay MacKay DefinedTerm Municipal Opportunities Fund within the meaning of the 1940 Act because of their affiliation with the MainStay Group of Funds, New York Life Insurance Company and/or its affiliates, including New York Life Investment Management LLC, NYLIM Service Company LLC, NYLIFE Securities LLC and/or NYLIFE Distributors LLC, as described in detail in the column captioned “Principal Occupation(s) During Past Five Years.” Officers are elected annually by the Board.
**	Includes prior service as an Officer of MainStay VP Series Fund, Inc., the predecessor to MainStay VP Funds Trust.
Officers of the Trust (Who are not Trustees)*
43

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MainStay Funds
Equity
U.S. Equity
MainStay Epoch U.S. Equity Yield Fund
MainStay MacKay S&P 500 Index Fund
MainStay Winslow Large Cap Growth Fund
MainStay WMC Enduring Capital Fund
MainStay WMC Growth Fund
MainStay WMC Small Companies Fund
MainStay WMC Value Fund
International Equity
MainStay Epoch International Choice Fund
MainStay MacKay International Equity Fund
MainStay WMC International Research Equity Fund
Emerging Markets Equity
MainStay Candriam Emerging Markets Equity Fund
Global Equity
MainStay Epoch Capital Growth Fund
MainStay Epoch Global Equity Yield Fund
Fixed Income
Taxable Income
MainStay Candriam Emerging Markets Debt Fund
MainStay Floating Rate Fund
MainStay MacKay High Yield Corporate Bond Fund
MainStay MacKay Short Duration High Yield Fund
MainStay MacKay Strategic Bond Fund
MainStay MacKay Total Return Bond Fund
MainStay MacKay U.S. Infrastructure Bond Fund
MainStay Short Term Bond Fund
Tax-Exempt Income
MainStay MacKay California Tax Free Opportunities Fund1
MainStay MacKay High Yield Municipal Bond Fund
MainStay MacKay New York Tax Free Opportunities Fund2
MainStay MacKay Short Term Municipal Fund
MainStay MacKay Strategic Municipal Allocation Fund3
MainStay MacKay Tax Free Bond Fund
Money Market
MainStay Money Market Fund
Mixed Asset
MainStay Balanced Fund
MainStay Income Builder Fund
MainStay MacKay Convertible Fund
Speciality
MainStay CBRE Global Infrastructure Fund
MainStay CBRE Real Estate Fund
MainStay Cushing MLP Premier Fund
Asset Allocation
MainStay Conservative Allocation Fund
MainStay Conservative ETF Allocation Fund
MainStay Defensive ETF Allocation Fund
MainStay Equity Allocation Fund
MainStay Equity ETF Allocation Fund
MainStay ESG Multi-Asset Allocation Fund
MainStay Growth Allocation Fund
MainStay Growth ETF Allocation Fund
MainStay Moderate Allocation Fund
MainStay Moderate ETF Allocation Fund

Manager
New York Life Investment Management LLC
New York, New York
Subadvisors
Candriam Belgium S.A.4
Brussels, Belgium
Candriam Luxembourg S.C.A.4
Strassen, Luxembourg
CBRE Investment Management Listed Real Assets LLC
Radnor, Pennsylvania
Cushing Asset Management, LP
Dallas, Texas
Epoch Investment Partners, Inc.
New York, New York
MacKay Shields LLC4
New York, New York
NYL Investors LLC4
New York, New York
Wellington Management Company LLP
Boston, Massachusetts
Winslow Capital Management, LLC
Minneapolis, Minnesota
Legal Counsel
Dechert LLP
Washington, District of Columbia
Independent Registered Public Accounting Firm
KPMG LLP
Philadelphia, Pennsylvania
Distributor
NYLIFE Distributors LLC4
Jersey City, New Jersey
Custodian
JPMorgan Chase Bank, N.A.
New York, New York

  1.
This Fund is registered for sale in AZ, CA, NV, OR, TX, UT, WA and MI (Class A and I shares only), and CO, FL, GA, HI, ID, MA, MD, NH, NJ and NY (Class I shares only).
2.	This Fund is registered for sale in CA, CT, DE, FL, MA, NJ, NY and VT.
3.	Prior to November 30, 2021, the Fund's name was formerly MainStay MacKay Intermediate Tax Free Bond Fund.
4.	An affiliate of New York Life Investment Management LLC.
Not part of the Annual Report

For more information
800-624-6782
newyorklifeinvestments.com
“New York Life Investments” is both a service mark, and the common trade name, of certain investment advisors affiliated with New York Life Insurance Company. The MainStay Funds® are managed by New York Life Investment Management LLC and distributed by NYLIFE Distributors LLC, 30 Hudson Street, Jersey City, NJ 07302, a wholly owned subsidiary of New York Life Insurance Company. NYLIFE Distributors LLC is a Member FINRA/SIPC.
©2021 NYLIFE Distributors LLC. All rights reserved.
1717391MS180-21	MSCEMD11-12/21
(NYLIM) NL218

MainStay Income Builder Fund

Message from the President and Annual Report
October 31, 2021
Sign up for e-delivery of your shareholder reports. For full details on e-delivery, including who can participate and what you can receive via e-delivery, please log in to newyorklifeinvestments.com/accounts.
Not FDIC/NCUA Insured	Not a Deposit	May Lose Value	No Bank Guarantee	Not Insured by Any Government Agency

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Message from the President
An improved economic outlook provided support to both the equity and fixed-income markets during the 12-month reporting period ended October 31, 2021, but several factors agitated the markets at times, including inflation concerns, uncertainty about the Federal Reserve’s (“Fed”) policy, the re-emergence of COVID-19, and political standoffs in Washington. While stock markets posted solid gains, bonds finished down somewhat, due largely to a sell-off in U.S. Treasury issues early in the year.
The reporting period began with a dramatic shift in the market environment when the discovery of two COVID-19 vaccine candidates was announced. The $900 billion relief package passed in December also added to investor confidence. On the other hand, late in 2021, government inaction added to market uncertainty as Congress came to a stalemate over the debt ceiling and a $3.5 trillion reconciliation package.
As the reporting period progressed investors became increasingly focused on inflation, and a variety of developments fueled these concerns. Early in 2021, the Fed opted to leave interest rates unchanged, pointing to the low inflation rate. But, mindful of the Fed’s new, more lenient approach to pricing pressures—announced late in 2020—and of sizable fiscal spending enacted in response to the pandemic, investors grew concerned, which led to a sell-off in longer-dated Treasury issues in February and March.
Energy prices continued to rebound from a low point at the height of the pandemic in 2020, and shortages in various sectors, including semiconductors and construction supplies, resulted in rising prices. An anticipated $1+ trillion infrastructure spending bill added to inflation concerns. The Consumer Price Index, a measure of pricing pressures across the economy, ticked up in March, exceeded a 4% annualized rate in April, and remained above 5% through September.
In September, the Fed increased its forecast for inflation in 2021 from 3.4% to 4.2% and its forecast for 2022 from 2.1% to 2.2%. After the reporting period, Fed officials announced that a reduction in the Fed's bond purchasing program would begin in November 2021.
In fixed-income markets, these concerns and the sell-off in issues of longer-term Treasury bonds weighed on investment grade corporate bonds. Early in the reporting period, they performed well as the economic outlook improved, but pricing pressures and uncertainty about when the Fed would reduce its bond-purchasing program took a toll. High-yield bonds fared better, supported by more attractive yields and the improved outlook for economic growth.
In the municipal market, healthy fundamentals, $350 billion in financial support from the federal government, and the prospect of an increase in federal income tax rates on corporations and higher-earning households provided some support. But intermittent fears about the effect of the Delta variant of COVID-19, inflation concerns, and an anticipated rise in Treasury yields weighed on the market at times.
In equities, turmoil in the Treasury market led to a shift early in the reporting period. The rise of yields on longer Treasury issues disrupted the momentum of growth stocks as investors sought to capture the impact of improving economic growth by moving into more cyclical and value-oriented shares. But growth stocks rebounded later as concerns about the pace of the economic recovery arose with the emergence of the Delta variant. Although value stocks outperformed growth stocks in the first half of the reporting period, by the end of the reporting period, their returns were approximately even.
The performance of individual sectors within the S&P 500® Index, a widely regarded benchmark of market performance, varied widely, with inflation and interest-rate sensitive sectors leading. The energy sector more than doubled during the reporting period, followed by the financial sector, while the utilities and consumer staples sectors lagged. Foreign developed markets posted strong returns but underperformed the U.S. market somewhat. Emerging markets gained as well, but a lagging economic and pandemic recovery continued to hinder performance.
In light of higher inflation and rising interest rates, we at New York Life Investments are focused on providing investors with the products and insights they may need to meet the challenge of a changing market environment.
The following annual report contains more detailed information about the specific markets, securities and decisions that affected your MainStay Fund during the 12 months ended October 31, 2021.
Sincerely,
Kirk C. Lehneis
President

The opinions expressed are as of the date of this report and are subject to change. There is no guarantee that any forecast made will come to pass. This material does not constitute investment advice and is not intended as an endorsement of any specific investment. Past performance is no guarantee of future results.
Not part of the Annual Report

Investors should refer to the Fund’s Summary Prospectus and/or Prospectus and consider the Fund’s investment objectives, strategies, risks, charges and expenses carefully before investing. The Summary Prospectus and/or Prospectus contain this and other information about the Fund. You may obtain copies of the Fund’s Summary Prospectus, Prospectus and Statement of Additional Information free of charge, upon request, by calling toll-free 800-624-6782, by writing to NYLIFE Distributors LLC, Attn: MainStay Marketing Department, 30 Hudson Street, Jersey City, NJ 07302 or by sending an e-mail to MainStayShareholderServices@nylim.com. These documents are also available via the MainStay Funds’ website at newyorklifeinvestments.com. Please read the Fund’s Summary Prospectus and/or Prospectus carefully before investing.

Investment and Performance Comparison (Unaudited)
Performance data quoted represents past performance. Past performance is no guarantee of future results. Because of market volatility and other factors, current performance may be lower or higher than the figures shown. Investment return and principal value will fluctuate, and as a result, when shares are redeemed, they may be worth more or less than their original cost. The graph below depicts the historical performance of Class I shares of the Fund. Performance will vary from class to class based on differences in class-specific expenses and sales charges. For performance information current to the most recent month-end, please call 800-624-6782 or visit newyorklifeinvestments.com.
The performance table and graph do not reflect the deduction of taxes that a shareholder would pay on distributions or Fund share redemptions. Total returns reflect maximum applicable sales charges as indicated in the table below, if any, changes in share price, and reinvestment of dividend and capital gain distributions. The graph assumes the initial investment amount shown below and reflects the deduction of all sales charges that would have applied for the period of investment. Performance figures may reflect certain fee waivers and/or expense limitations, without which total returns may have been lower. For more information on share classes and current fee waivers and/or expense limitations (if any), please refer to the Notes to Financial Statements.
Average Annual Total Returns for the Year-Ended October 31, 2021
Class	Sales Charge		Inception Date	One Year	Five Years	Ten Years or Since Inception	Gross Expense Ratio[1]
Class A Shares[2]	Maximum 3% Initial Sales Charge	With sales charges	1/3/1995	16.15%	6.81%	7.84%	1.03%
		Excluding sales charges		19.74	8.03	8.45	1.03
Investor Class Shares[3]	Maximum 2.5% Initial Sales Charge	With sales charges	2/28/2008	16.57	6.65	7.63	1.18
		Excluding sales charges		19.56	7.87	8.24	1.18
Class B Shares[4]	Maximum 5% CDSC	With sales charges	12/29/1987	13.69	6.75	7.44	1.93
	if Redeemed Within the First Six Years of Purchase	Excluding sales charges		18.69	7.06	7.44	1.93
Class C Shares	Maximum 1% CDSC	With sales charges	9/1/1998	17.68	7.06	7.44	1.93
	if Redeemed Within One Year of Purchase	Excluding sales charges		18.68	7.06	7.44	1.93
Class I Shares	No Sales Charge		1/2/2004	20.10	8.30	8.72	0.78
Class R2 Shares	No Sales Charge		2/27/2015	19.68	7.93	5.87	1.12
Class R3 Shares	No Sales Charge		2/29/2016	19.39	7.66	8.43	1.38
Class R6 Shares	No Sales Charge		2/28/2018	20.20	N/A	8.47	0.68
SIMPLE Class Shares	No Sales Charge		8/31/2020	19.26	N/A	12.91	1.43

1.	The gross expense ratios presented reflect the Fund’s “Total Annual Fund Operating Expenses” from the most recent Prospectus, as supplemented, and may differ from other expense ratios disclosed in this report.
2.	Prior to November 4, 2019, the maximum initial sales charge applicable was 5.5%, which is reflected in the average annual total return figures shown.
3.	Prior to June 30, 2020, the maximum initial sales charge was 3%, which is reflected in the average annual total return figures shown.
4.	Class B shares are closed to all new purchases as well as additional investments by existing Class B shareholders.
The footnotes on the next page are an integral part of the table and graph and should be carefully read in conjunction with them.
5

Benchmark Performance*	One Year	Five Years	Ten Years
MSCI World Index (Net)[1]	40.42%	15.45%	12.19%
Bloomberg U.S. Aggregate Bond Index[2]	-0.48	3.10	3.00
Blended Benchmark Index[3]	22.71	10.66	8.66
Morningstar Allocation - 30% to 50% Equity Category Average[4]	16.78	7.06	5.82

1.	The MSCI World Index (Net) is the Fund's primary broad-based securities market index for comparison purposes. The MSCI World Index (Net) is a free float-adjusted market capitalization weighted index that is designed to measure the equity market performance of developed markets. Results assume reinvestment of all dividends and capital gains. An investment cannot be made directly in an index.
2.	The Fund has selected the Bloomberg U.S. Aggregate Bond Index as a secondary benchmark. The Bloomberg U.S. Aggregate Bond Index measures performance of the investment-grade, U.S. dollar-denominated, fixed-rate taxable bond market, including Treasurys, government-related and corporate securities, mortgage-backed securities (agency fixed-rate and hybrid adjustable-rate mortgage pass-throughs), asset-backed securities and commercial mortgage-backed securities. Results assume reinvestment of all dividends and capital gains. An investment cannot be made directly in an index.
3.	The Fund has selected the Blended Benchmark Index as an additional benchmark. The Blended Benchmark Index consists of the 60% MSCI World Index and 40% of the Bloomberg U.S. Aggregate Bond Index, respectively. Results assume reinvestment of all dividends and capital gains. An investment cannot be made directly in an index.
4.	The Morningstar Allocation – 30% to 50% Equity Category Average is representative of funds that seek to provide both income and capital appreciation by investing in multiple asset classes, including stocks, bonds, and cash. These portfolios are dominated by domestic holdings and have equity exposures between 30% and 50%. Results are based on average total returns of similar funds with all dividends and capital gain distributions reinvested.
*	Returns for indices reflect no deductions for fees, expenses or taxes, except for foreign withholding taxes where applicable.
The footnotes on the preceding page are an integral part of the table and graph and should be carefully read in conjunction with them.
6	MainStay Income Builder Fund

Cost in Dollars of a $1,000 Investment in MainStay Income Builder Fund (Unaudited)
The example below is intended to describe the fees and expenses borne by shareholders during the six-month period from May 1, 2021 to October 31, 2021, and the impact of those costs on your investment.
Example
As a shareholder of the Fund you incur two types of costs: (1) transaction costs, including exchange fees and sales charges (loads) on purchases (as applicable), and (2) ongoing costs, including management fees, distribution and/or service (12b-1) fees, and other Fund expenses (as applicable). This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds. The example is based on an investment of $1,000 made at the beginning of the six-month period and held for the entire period from May 1, 2021 to October 31, 2021.
This example illustrates your Fund’s ongoing costs in two ways:
Actual Expenses
The second and third data columns in the table below provide information about actual account values and actual expenses. You may use the information in these columns, together with the amount you invested, to estimate the expenses that you paid during the six months ended October 31, 2021. Simply divide your account value by $1,000 (for example, an
$8,600 account value divided by $1,000 = 8.6), then multiply the result by the number under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.
Hypothetical Example for Comparison Purposes
The fourth and fifth data columns in the table below provide information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balances or expenses you paid for the six-month period shown. You may use this information to compare the ongoing costs of investing in the Fund with the ongoing costs of investing in other mutual funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other mutual funds.
Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as exchange fees or sales charges (loads). Therefore, the fourth and fifth data columns of the table are useful in comparing ongoing costs only and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.
Share Class	Beginning Account Value 5/1/21	Ending Account Value (Based on Actual Returns and Expenses) 10/31/21	Expenses Paid During Period[1]	Ending Account Value (Based on Hypothetical 5% Annualized Return and Actual Expenses) 10/31/21	Expenses Paid During Period[1]	Net Expense Ratio During Period[2]
Class A Shares	$1,000.00	$1,032.20	$5.02	$1,020.26	$4.99	0.98%
Investor Class Shares	$1,000.00	$1,031.10	$6.04	$1,019.26	$6.01	1.18%
Class B Shares	$1,000.00	$1,027.50	$9.86	$1,015.48	$9.80	1.93%
Class C Shares	$1,000.00	$1,027.60	$9.86	$1,015.48	$9.80	1.93%
Class I Shares	$1,000.00	$1,034.10	$3.74	$1,021.53	$3.72	0.73%
Class R2 Shares	$1,000.00	$1,032.10	$5.53	$1,019.76	$5.50	1.08%
Class R3 Shares	$1,000.00	$1,030.80	$6.81	$1,018.50	$6.77	1.33%
Class R6 Shares	$1,000.00	$1,034.00	$3.33	$1,021.93	$3.31	0.65%
SIMPLE Class Shares	$1,000.00	$1,029.80	$7.32	$1,018.00	$7.27	1.43%

1.	Expenses are equal to the Fund’s annualized expense ratio of each class multiplied by the average account value over the period, divided by 365 and multiplied by 184 (to reflect the six-month period). The table above represents the actual expenses incurred during the six-month period. In addition to the fees and expenses which the Fund bears directly, it also indirectly bears a pro rata share of the fees and expenses of the underlying funds in which it invests. Such indirect expenses are not included in the above-reported expense figures.
2.	Expenses are equal to the Fund's annualized expense ratio to reflect the six-month period.
7

Portfolio Composition as of October 31, 2021 (Unaudited)
See Portfolio of Investments beginning on page 13 for specific holdings within these categories. The Fund's holdings are subject to change.

Top Ten Holdings and/or Issuers Held as of October 31, 2021 (excluding short-term investments) (Unaudited)
1.	U.S. Treasury Notes, 0.375%-1.25%, due 10/31/23–8/15/31
2.	U.S. Treasury Bonds, 1.75%-4.375%, due 11/15/39–8/15/51
3.	Microsoft Corp.
4.	Apple, Inc.
5.	UMBS, 30 Year, 2.00%-4.00%, due 8/1/48–11/1/51
6.	JPMorgan Chase & Co.
7.	Bank of America Corp., 2.087%-8.57%, due 12/20/23–10/20/32
8.	GNMA, 1.00%-3.25%, due 8/16/41–9/20/51
9.	AbbVie, Inc.
10.	Broadcom, Inc.

8	MainStay Income Builder Fund

Portfolio Management Discussion and Analysis (Unaudited)
Questions answered by portfolio managers Jae S. Yoon and Jonathan Swaney of New York Life Investment Management LLC, the Fund’s Manager; Stephen R. Cianci, CFA, and Neil Moriarty III, of MacKay Shields LLC, the Subadvisor for the fixed-income portion of the Fund; and William W. Priest, CFA, Michael A. Welhoelter, CFA, John Tobin, PhD, CFA, and Kera Van Valen, CFA, of Epoch Investment Partners, Inc., the Subadvisor for the equity portion of the Fund.
How did MainStay Income Builder Fund perform relative to its benchmarks and peer group during the 12 months ended October 31, 2021?
For the 12 months ended October 31, 2021, Class I shares of MainStay Income Builder Fund returned 20.10%, underperforming the 40.42% return of the Fund’s primary benchmark, the MSCI World Index (Net). Over the same period, Class I shares outperformed the −0.48% return of the Bloomberg U.S. Aggregate Bond Index, which is the Fund’s secondary benchmark, and underperformed the 22.71% return of the Blended Benchmark Index, which is an additional benchmark of the Fund. For the 12 months ended October 31, 2021, Class I shares of the Fund outperformed the 16.78% return of the Morningstar World Allocation—30% to 50% Equity Category Average.1
During the reporting period, how was the Fund’s performance materially affected by investments in derivatives?
During the reporting period, the fixed-income portion of the Fund used U.S. Treasury futures to hedge the Fund’s duration.2 This position had a positive impact on the Fund’s returns relative to the Bloomberg U.S. Aggregate Bond Index.
What factors affected the relative performance of the equity portion of the Fund during the reporting period?
Equity markets surged in November 2020, and continued to advance for most of the reporting period as the vaccine rollout accelerated, businesses re-opened and a rapid economic recovery supported a rebound in earnings. Market leadership flip-flopped between growth and value. While underperforming the MSCI World Index (Net), the equity portion of the Fund participated in the market rebound. Returns relative to the MSCI World Index (Net) were undermined primarily by overweight exposure to utilities, the weakest performing sector in the benchmark. Stock selection in communication services was challenged by the Fund’s telecommunications holdings. Stock selection in health care further detracted as pharmaceutical holdings were pressured. Relative performance also suffered as the market was led by a handful of U.S. mega-cap stocks in the information technology, consumer discretionary and communication services sectors, most of which are outside of the Fund’s investable universe. From a country perspective, the U.S. and U.K holdings detracted.
Conversely, stock selection in materials made a positive contribution to relative returns due to strong performance from the chemicals and agrochemicals holdings. (Contributions take weightings and total returns into account.) Stock selection in real estate also contributed positively as a result of positions in a pair of health care and document storage real estate investment trusts. Among industrials, good performance from some capital goods holdings enhanced relative performance.
During the reporting period, which sectors and countries were the strongest positive contributors to the relative performance of the equity portion of the Fund and which sectors and countries were particularly weak?
During the reporting period, the strongest positive sector contributors to the relative performance of the equity portion of the Fund included materials and real estate. By country, underweight exposure to Japan made a positive contribution. During the same period, the weakest sector contributor to relative performance was utilities due to overweight exposure and, to a lesser degree, weak selection. Other weak-performing sectors included communication services and health care. From a country perspective, U.S. and U.K. holdings detracted.
During the reporting period, which individual stocks made the strongest positive contributions to absolute performance in the equity portion of the Fund and which stocks detracted the most?
Top positive contributors to the absolute performance of the equity portion of the Fund during the reporting period included fertilizer producer Nutrien and semiconductor equipment maker KLA.
Nutrien is a major producer of plant nutrients such as potash, nitrogen fertilizer and phosphate. The company also operates an extensive retail network for the distribution of nutrients to growers in the United States, Canada, Australia and Brazil, as well as providing an expanding suite of value-enhancing services. Shares outperformed as fundamentals in the agriculture sector recovered and improved, with higher crop prices supporting farmer income and lifting prices for key crop nutrients, such as potash. Nutrien has a transparent shareholder distribution policy that has historically included an attractive, growing dividend along with regular share repurchases.
KLA is a dominant provider of tools for inspection, process control and yield management for the semiconductor industry. Shares outperformed on sustained investment in process control products. The semiconductor market invested in additional

1.	See page 5 for other share class returns, which may be higher or lower than Class I share returns. See page 6 for more information on benchmark and peer group returns.
2.	Duration is a measure of the price sensitivity of a fixed-income investment to changes in interest rates. Duration is expressed as a number of years and is considered a more accurate sensitivity gauge than average maturity.
9

capacity and increasing the throughput of existing capacity to satiate growing semiconductor demand and replenish diminished inventory levels. The company has historically returned a substantial percentage of free cash flow back to shareholders through a progressive dividend and share repurchases.
The most significant detractors from the Fund’s absolute performance during the same period were regulated utility WEC Energy and casino and resort operator Las Vegas Sands.
WEC Energy provides electricity and natural gas services to customers in Wisconsin, Illinois, Minnesota and Michigan. It also owns a majority stake in the American Transmission Company (ATC) that operates high-voltage electric transmission systems. Shares underperformed along with utility peers as the recovery from the COVID-19 pandemic led to a significant rise in interest rates during the reporting period. Management remained focused on generating cash flow from earning investment returns on its rate bases, with overall rate-base growth stemming from infrastructure investments to renew and modernize electricity and gas distribution networks, meet new environmental standards, and reduce energy costs for customers. We expect WEC to deliver mid-to-high single-digit growth and reward its shareholders with an attractive and growing dividend.
Las Vegas Sands is the world's largest developer, owner, and operator of integrated casino resorts. Shares underperformed as visitation trends stalled in the second quarter of 2021, following three consecutive quarters of sequential improvement, due to pandemic-related travel restrictions in Macao and Singapore. Shares were further impacted by subsequent comments from a local government official that Macao plans to increase direct supervision of gambling companies. Las Vegas Sands does not currently pay a dividend, but management has stated its intention to reinstate the company’s dividend once business conditions stabilize. The Fund exited its position in favor of other shareholder yield opportunities.
What were some of the largest purchases and sales in the equity portion of the Fund during the reporting period?
The equity portion of the Fund initiated positions in utility NextEra Energy and power generation equipment maker Cummins during the reporting period.
NextEra Energy is one of the largest utility companies in North America. It not only operates regulated electric utilities in Florida but is also the world's largest generator of renewable energy from solar and wind. The company generates strong cash flow from the regulated operations that are under constructive regulations as well as through attractive long-term contracts for its renewable generation assets. Cash-flow growth is driven by continued investment in the company’s regulated generation, transmission and distribution rate bases, and from the completion of a strong backlog of projects in developing, constructing and operating contracted renewable assets. NextEra has a strong balance sheet and has historically rewarded its shareholders with an attractive and growing dividend.
Cummins is a leading global power solutions company that manufactures and sells diesel, natural gas, electric and hybrid powertrains, and related components to commercial customers. Cash flows are sustained by business model diversification, expense reduction and working capital management. Cash-flow growth drivers include increased diesel engine sales and related aftermarket sales as freight volumes, truck utilization, and trucker profitability improve; market share gains as vertically integrated commercial vehicle manufacturers increasingly outsource diesel engine manufacturing to Cummins; and operating leverage on fixed costs as unit sales expand. Cummins has historically met its long-standing commitment to returning greater than 50% of operating cash flow to shareholders through its growing and well-covered dividend and regular share repurchases.
The equity portion of the Fund’s most significant sales during the same period included entirely closing its positions in French tire manufacturer Michelin and Swedish industrial equipment maker Atlas Copco.
The second largest tire manufacturer in the world, Michelin produces passenger, truck and specialty tires. Michelin aims to outpace industry growth as a result of its industry-leading technology that allows the company to charge premium prices and expand its market share. Passenger tire growth is largely a result of increasing miles driven, from which replacement demand follows. Truck sales are supported by increasing trade, while Michelin's specialty tires depend on robust mining, agriculture, aircraft and infrastructure markets. Michelin has historically paid a well-covered dividend, in addition to maintaining its ongoing share repurchase program. The equity portion of the Fund exited its position to allocate the assets to other shareholder yield opportunities.
Atlas Copco makes products and provides services to improve productivity, energy efficiency and safety in manufacturing processes. Cash flow growth drivers include global industrial production, market share gains driven by the company's high level of product innovation and incremental contributions from acquisitions. Atlas Copco has historically returned cash to shareholders through a growing dividend with a 50% earnings payout target. The equity portion of the Fund exited its position in favor of other investment opportunities.
How did sector and country weightings change in the equity portion of the Fund during the reporting period?
During the reporting period, the most significant sector allocation changes in the equity portion of the Fund included decreased exposure to utilities and increased exposure to information technology, along with smaller increases in consumer
10	MainStay Income Builder Fund

discretionary and industrials. From a country perspective, the equity portion of the Fund’s most significant allocation changes included increased exposure to the United States and a reduction in exposure to Italy. The equity portion of the Fund’s sector and country allocations are a result of our bottom-up fundamental investment process and reflect the companies and securities that we believe can collect and distribute sustainable, growing shareholder yield.
How was the equity portion of the Fund positioned at the end of the reporting period?
As of October 31, 2021, the equity portion of the Fund’s largest sector allocations on an absolute basis were to information technology and financials, while its smallest total sector allocations were to real estate and energy. As of the same date, relative to the MSCI World Index (Net), the equity portion of the Fund held its most overweight exposure to utilities, a defensive sector that is typically more heavily represented in the Fund. The equity portion of the Fund’s most significant underweight exposures were to the information technology and consumer discretionary sectors.
What factors affected the relative performance of the fixed-income portion of the Fund during the reporting period?
Overall risk continued to rally throughout the reporting period. This trend was accentuated by the approval of multiple vaccines in the fourth quarter of 2020, along with the global acceleration of actual vaccinations in the first quarter of 2021. Additionally, the fiscal packages that were passed by the U.S. Congress helped to propel risk assets. Lastly, the U.S. Federal Reserve’s monetary policy remained accommodative. These factors were catalysts that led to risk assets outperforming, especially in the first quarter of 2021 when credit spreads3 narrowed as risk assets rallied, despite a volatile environment that saw long-term Treasury rates rise faster than short-term rates.
The fixed-income portion of the Fund outperformed the Bloomberg U.S. Aggregate Bond Index during the reporting period due, in part, to the Fund’s underweight allocations to U.S. Treasury securities and agency mortgages. At the same time, the Fund held overweight exposure to spread product—specifically, out-of-benchmark allocations to high-yield corporate and convertible bonds—which aided performance. Furthermore, the Fund’s underweight exposure to credits rated AAA4 boosted relative returns. Conversely, an overweight allocation to collateralized mortgage obligations detracted from relative results.
What was the duration strategy of the fixed-income portion of the Fund during the reporting period?
At the beginning of the reporting period, the fixed-income portion of the Fund maintained modestly long duration versus the Bloomberg U.S. Aggregate Bond Index. Toward the middle of the reporting period, the team initially extended the duration profile, then began reducing it, but still maintained a modest long position to offset the spread risk relative to the Index. As of the end of the reporting period, the effective duration of the fixed-income portion of the Fund was 6.4 years – the same as the Index.
During the reporting period, which sectors were the strongest positive contributors to the relative performance of the fixed-income portion of the Fund and which sectors were particularly weak?
During the reporting period, as stated above, the fixed-income portion of the Fund’s underweight exposure and security selection to U.S. Treasury securities contributed positively to relative performance, as did underweight exposure to agency mortgages. An out-of-benchmark allocation to convertible and high-yield corporate bonds was accretive to relative performance.
What were some of the largest purchases and sales in the fixed-income portion of the Fund during the reporting period?
A robust primary calendar for corporate credit offered several opportunities to introduce new names into the fixed-income portion of the Fund in midstream, financials and consumer non-cyclical industries. Meanwhile, the fixed-income portion of the Fund trimmed higher-quality credits with limited total return potential as spreads narrowed.
In emerging markets, the fixed-income portion of the Fund continued to reduce its exposure to Chinese technology companies, as well as to an oil company rumored to be delisted from U.S. stock exchanges. Through the primary market, the fixed-income portion of the Fund added a new issue from a Mexican petrochemical company at favorable terms, as well as a new Brazilian credit in the consumer non-cyclical sector with a strong global presence and solid fundamentals.
Among commercial mortgage-backed securities (“CMBS”), the fixed-income portion of the Fund took advantage of rich valuations by selling holdings of AAA-rated conduit bonds at levels tighter than pre-pandemic. The fixed-income portion of the Fund also continued to add more opportunistic single-asset deals, such as securitizations backed by Las Vegas properties. Other purchases in the CMBS primary market included securitizations backed by
3.	The terms “spread” and “yield spread” may refer to the difference in yield between a security or type of security and comparable U.S. Treasury issues. The terms may also refer to the difference in yield between two specific securities or types of securities at a given time.
4.	An obligation rated ‘AAA’ has the highest rating assigned by Standard & Poor’s (“S&P”), and in the opinion of S&P, the obligor’s capacity to meet its financial commitment on the obligation is extremely strong. When applied to Fund holdings, ratings are based solely on the creditworthiness of the bonds in the portfolio and are not meant to represent the security or safety of the Fund.
11

multifamily housing, an office building in Seattle and industrial properties spread throughout the country. In the secondary market, the fixed-income portion of the Fund purchased seasoned subordinate bonds at attractive yields with, in our judgement, sufficient credit enhancement to withstand stresses in the market.
Among non-agency residential mortgage-backed securities, given strong underlying housing fundamentals, the fixed-income portion of the Fund participated in a credit risk transfer deal brought by Freddie Mac, with underlying collateral characteristics that we consider the strongest ever for the program, given the high FICO credit-risk scores of the borrowers.
How did the sector weightings in the fixed-income portion of the Fund change during the reporting period?
During the reporting period, the fixed-income portion of the Fund maintained its risk-positive positioning, keeping broader exposures fairly consistent. Changes included modest additions to CMBS exposure and U.S. Treasury securities, as well as increased exposure to the high-yield sector. While the fixed-income portion of the Fund also added to its agency mortgage market holdings, exposure remained underweight relative to the Bloomberg U.S. Aggregate Bond Index. During the same period, the fixed-income portion of the Fund trimmed its investment-grade credit and convertible allocations. The most significant activity during the reporting period occurred in sectors where the fixed-income portion of the Fund took advantage of opportunities in the new-issue markets, rotating out of rich secondary positions in favor of cheaper new issues.
How was the fixed-income portion of the Fund positioned at the end of the reporting period?
As of October 31, 2021, relative to the Bloomberg U.S. Aggregate Bond Index, the fixed-income portion of the Fund held overweight exposure to high-yield and investment-grade corporate bonds, along with securitized assets. As of the same date, the fixed-income portion of the Fund held underweight exposure to U.S. Treasury securities and agency mortgages.
The opinions expressed are those of the portfolio managers as of the date of this report and are subject to change. There is no guarantee that any forecasts will come to pass. This material does not constitute investment advice and is not intended as an endorsement of any specific investment.
12	MainStay Income Builder Fund

Portfolio of Investments October 31, 2021†
	Principal Amount	Value
Long-Term Bonds 48.0%
Asset-Backed Securities 4.3%
Automobile Asset-Backed Securities 1.3%
American Credit Acceptance Receivables Trust
Series 2021-3, Class D
1.34%, due 11/15/27 (a)	$ 1,535,000	$ 1,521,480
Avis Budget Rental Car Funding AESOP LLC (a)
Series 2021-1A, Class A
1.38%, due 8/20/27	2,700,000	2,668,812
Series 2020-2A, Class A
2.02%, due 2/20/27	845,000	858,540
Series 2020-1A, Class A
2.33%, due 8/20/26	1,135,000	1,168,365
Drive Auto Receivables Trust
Series 2021-2, Class D
1.39%, due 3/15/29	1,200,000	1,186,569
Ford Credit Auto Owner Trust (a)
Series 2020-2, Class A
1.06%, due 4/15/33	1,105,000	1,091,378
Series 2020-1, Class A
2.04%, due 8/15/31	1,005,000	1,030,495
Ford Credit Floorplan Master Owner Trust
Series 2019-4, Class A
2.44%, due 9/15/26	2,015,000	2,090,702
Series 2017-3, Class A
2.48%, due 9/15/24	1,270,000	1,293,551
Series 2018-4, Class A
4.06%, due 11/15/30	1,480,000	1,665,448
GM Financial Revolving Receivables Trust
Series 2021-1, Class A
1.17%, due 6/12/34 (a)	2,320,000	2,291,475
Hertz Vehicle Financing III LP (a)
Series 2021-2A, Class A
1.68%, due 12/27/27	1,915,000	1,902,509
Series 2021-2A, Class B
2.12%, due 12/27/27	540,000	537,858
Hertz Vehicle Financing LLC
Series 2021-1A, Class B
1.56%, due 12/26/25 (a)	1,235,000	1,232,188
JPMorgan Chase Bank NA
Series 2020-1, Class B
0.991%, due 1/25/28 (a)	487,603	488,498
	Principal Amount	Value

Automobile Asset-Backed Securities (continued)
Santander Revolving Auto Loan Trust
Series 2019-A, Class A
2.51%, due 1/26/32 (a)	$ 720,000	$ 749,139
		21,777,007
Credit Card Asset-Backed Security 0.1%
Capital One Multi-Asset Execution Trust
Series 2019-A3, Class A3
2.06%, due 8/15/28	1,330,000	1,377,305
Home Equity Asset-Backed Securities 0.2%
Carrington Mortgage Loan Trust
Series 2007-HE1, Class A3
0.279% (1 Month LIBOR + 0.19%), due 6/25/37 (b)	2,669,800	2,645,022
Chase Funding Trust
Series 2002-2, Class 1A5
6.333%, due 4/25/32 (c)	23,775	24,099
Equity One Mortgage Pass-Through Trust
Series 2003-3, Class AF4
5.495%, due 12/25/33 (c)	47,728	48,131
JPMorgan Mortgage Acquisition Trust
Series 2007-HE1, Class AF1
0.189% (1 Month LIBOR + 0.10%), due 3/25/47 (b)	344,103	234,520
Mastr Asset-Backed Securities Trust
Series 2006-HE4, Class A1
0.189% (1 Month LIBOR + 0.10%), due 11/25/36 (b)	513,011	220,342
		3,172,114
Other Asset-Backed Securities 2.7%
American Airlines Pass-Through Trust
Series 2016-2, Class AA
3.20%, due 6/15/28	535,160	544,179
Series 2016-2, Class A
3.65%, due 6/15/28	1,243,460	1,219,990
Series 2013-2, Class A
4.95%, due 1/15/23	1,796,123	1,831,310
British Airways Pass-Through Trust
Series 2021-1, Class A
2.90%, due 3/15/35 (United Kingdom) (a)	1,990,000	2,008,045
CF Hippolyta LLC (a)
Series 2021-1A, Class A1
1.53%, due 3/15/61	1,157,106	1,145,618

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.
13

Portfolio of Investments October 31, 2021† (continued)
	Principal Amount	Value
Asset-Backed Securities (continued)
Other Asset-Backed Securities (continued)
CF Hippolyta LLC (a) (continued)
Series 2020-1, Class A1
1.69%, due 7/15/60	$ 1,076,360	$ 1,076,331
Series 2020-1, Class A2
1.99%, due 7/15/60	1,187,158	1,179,445
Crown Castle Towers LLC
4.241%, due 7/15/28 (a)	2,680,000	2,972,745
CVS Pass-Through Trust
5.789%, due 1/10/26 (a)	98,389	107,005
DB Master Finance LLC
Series 2021-1A, Class A23
2.791%, due 11/20/51 (a)	2,255,000	2,264,563
FirstKey Homes Trust
Series 2021-SFR1, Class A
1.538%, due 8/17/38 (a)	2,774,165	2,731,107
Home Partners of America Trust (a)(d)
Series 2021-2, Class A
1.901%, due 12/17/26	720,000	720,053
Series 2021-2, Class B
2.302%, due 12/17/26	1,350,000	1,350,112
MMAF Equipment Finance LLC
Series 2020-BA, Class A4
0.66%, due 11/15/27 (a)	3,750,000	3,692,328
Navient Private Education Refi Loan Trust (a)
Series 2020-DA, Class A
1.69%, due 5/15/69	475,841	479,490
Series 2020-EA, Class A
1.69%, due 5/15/69	1,004,063	1,011,056
Series 2021-EA, Class B
2.03%, due 12/16/69	2,765,000	2,701,089
New Economy Assets Phase 1 Sponsor LLC (a)
Series 2021-1, Class A1
1.91%, due 10/20/61	1,585,000	1,559,090
Series 2021-1, Class B1
2.41%, due 10/20/61	1,535,000	1,528,142
Progress Residential (a)
Series 2021-SFR1, Class A
1.052%, due 4/17/38	1,565,000	1,524,275
Series 2021-SFR3, Class A
1.637%, due 5/17/26	927,818	921,173
Series 2021-SFR4, Class B
1.808%, due 5/17/38	1,780,000	1,761,228
Progress Residential Trust (a)
Series 2021-SFR2, Class A
1.546%, due 4/19/38	885,000	877,565
	Principal Amount	Value

Other Asset-Backed Securities (continued)
Progress Residential Trust (a) (continued)
Series 2021-SFR2, Class B
1.796%, due 4/19/38	$ 2,500,000	$ 2,473,763
Sierra Timeshare Receivables Funding LLC
Series 2020-2A, Class A
1.33%, due 7/20/37 (a)	820,167	815,540
Taco Bell Funding LLC
Series 2021-1A, Class A23
2.542%, due 8/25/51 (a)	2,105,000	2,112,039
U.S. Airways Pass-Through Trust
Series 2012-1, Class A
5.90%, due 10/1/24	1,118,181	1,169,674
Series 2010-1, Class A
6.25%, due 4/22/23	483,193	497,917
United Airlines Pass-Through Trust
Series 2020-1, Class A
5.875%, due 10/15/27	1,779,501	1,990,851
Series 2007-1
6.636%, due 7/2/22	834,823	853,607
		45,119,330
Total Asset-Backed Securities (Cost $70,624,637)		71,445,756
Corporate Bonds 28.5%
Aerospace & Defense 0.3%
BAE Systems plc
3.00%, due 9/15/50 (United Kingdom) (a)	1,285,000	1,275,298
Howmet Aerospace, Inc.
3.00%, due 1/15/29	1,990,000	1,960,150
L3Harris Technologies, Inc.
4.40%, due 6/15/28	2,215,000	2,527,143
		5,762,591
Agriculture 0.1%
BAT Capital Corp.
3.734%, due 9/25/40 (United Kingdom)	2,105,000	2,046,651
Airlines 0.5%
American Airlines, Inc. (a)
5.50%, due 4/20/26	1,400,000	1,468,600
5.75%, due 4/20/29	850,000	914,813
Delta Air Lines, Inc. (a)
4.50%, due 10/20/25	1,080,000	1,152,431

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.
14	MainStay Income Builder Fund

	Principal Amount	Value
Corporate Bonds (continued)
Airlines (continued)
Delta Air Lines, Inc. (a) (continued)
4.75%, due 10/20/28	$ 755,000	$ 838,375
7.00%, due 5/1/25	2,310,000	2,695,656
Mileage Plus Holdings LLC
6.50%, due 6/20/27 (a)	1,860,000	2,024,350
		9,094,225
Auto Manufacturers 1.4%
Ford Motor Co.
8.50%, due 4/21/23	2,100,000	2,302,650
9.00%, due 4/22/25	2,200,000	2,645,500
Ford Motor Credit Co. LLC
2.70%, due 8/10/26	940,000	938,910
3.35%, due 11/1/22	820,000	832,464
4.063%, due 11/1/24	1,935,000	2,029,234
4.25%, due 9/20/22	655,000	669,941
General Motors Co.
6.125%, due 10/1/25	670,000	777,609
General Motors Financial Co., Inc.
2.35%, due 1/8/31	810,000	787,100
2.70%, due 6/10/31	2,015,000	1,991,625
3.15%, due 6/30/22	900,000	913,519
3.45%, due 4/10/22	3,800,000	3,831,974
Nissan Motor Acceptance Co. LLC (a)
1.125%, due 9/16/24	1,935,000	1,919,698
1.85%, due 9/16/26	3,205,000	3,127,922
		22,768,146
Banks 6.9%
Bank of America Corp.
2.087%, due 6/14/29 (e)	1,690,000	1,671,111
2.496%, due 2/13/31 (e)	1,600,000	1,606,657
2.572%, due 10/20/32 (e)	1,195,000	1,197,421
3.004%, due 12/20/23 (e)	1,794,000	1,840,964
3.194%, due 7/23/30 (e)	1,425,000	1,510,954
3.458%, due 3/15/25 (e)	1,700,000	1,791,965
4.20%, due 8/26/24	2,615,000	2,829,192
Series MM
4.30%, due 1/28/25 (e)(f)	2,739,000	2,773,237
Series DD
6.30%, due 3/10/26 (e)(f)	2,085,000	2,409,217
8.57%, due 11/15/24	485,000	585,640
BNP Paribas SA (France) (a)
3.052%, due 1/13/31 (e)	3,630,000	3,774,996
4.625% (5 Year Treasury Constant Maturity Rate + 3.34%), due 2/25/31 (b)(f)(g)	2,090,000	2,100,450
	Principal Amount	Value

Banks (continued)
BPCE SA
2.045%, due 10/19/27 (France) (a)(e)	$ 1,255,000	$ 1,250,038
Citigroup, Inc.
3.352%, due 4/24/25 (e)	2,565,000	2,702,408
3.668%, due 7/24/28 (e)	1,180,000	1,277,098
3.98%, due 3/20/30 (e)	2,370,000	2,642,708
4.05%, due 7/30/22	105,000	107,772
Series Y
4.15% (5 Year Treasury Constant Maturity Rate + 3.00%), due 11/15/26 (b)(f)	2,005,000	2,012,017
5.30%, due 5/6/44	1,200,000	1,585,955
6.625%, due 6/15/32	770,000	1,027,720
6.875%, due 6/1/25 (g)	1,715,000	2,021,100
Citizens Financial Group, Inc.
2.638%, due 9/30/32	3,405,000	3,402,298
Credit Suisse Group AG (Switzerland) (a)(e)
2.593%, due 9/11/25	3,000,000	3,084,918
3.091%, due 5/14/32	1,930,000	1,965,052
Deutsche Bank AG
3.035%, due 5/28/32 (Germany) (e)	600,000	606,352
First Horizon Bank
5.75%, due 5/1/30	1,555,000	1,881,483
First Horizon Corp.
4.00%, due 5/26/25	2,100,000	2,267,977
Freedom Mortgage Corp.
7.625%, due 5/1/26 (a)	1,595,000	1,555,125
Goldman Sachs Group, Inc. (The)
1.295% (3 Month LIBOR + 1.17%), due 5/15/26 (b)	2,245,000	2,294,322
1.431%, due 3/9/27 (e)	1,255,000	1,235,698
1.948%, due 10/21/27 (e)	1,435,000	1,436,392
1.992%, due 1/27/32 (e)	1,370,000	1,312,603
2.615%, due 4/22/32 (e)	1,005,000	1,009,132
2.905%, due 7/24/23 (e)	880,000	893,960
2.908%, due 6/5/23 (e)	800,000	810,492
2.908%, due 7/21/42 (e)	510,000	508,815
3.50%, due 11/16/26	1,085,000	1,162,524
6.75%, due 10/1/37	829,000	1,180,070
HSBC Holdings plc
3.973%, due 5/22/30 (United Kingdom) (e)	2,365,000	2,586,620
JPMorgan Chase & Co. (e)
2.182%, due 6/1/28	1,800,000	1,810,949
2.956%, due 5/13/31	1,115,000	1,151,064
The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.
15

Portfolio of Investments October 31, 2021† (continued)
	Principal Amount	Value
Corporate Bonds (continued)
Banks (continued)
JPMorgan Chase & Co. (e) (continued)
3.54%, due 5/1/28	$ 1,980,000	$ 2,138,480
Series HH
4.60%, due 2/1/25 (f)	2,687,000	2,748,443
Lloyds Banking Group plc (United Kingdom)
4.582%, due 12/10/25	1,633,000	1,805,540
4.65%, due 3/24/26	3,090,000	3,433,334
Macquarie Group Ltd.
2.871%, due 1/14/33 (Australia) (a)(e)	1,925,000	1,913,687
Morgan Stanley
2.484%, due 9/16/36 (e)	1,710,000	1,661,425
2.511%, due 10/20/32 (e)	855,000	852,924
3.125%, due 1/23/23	4,435,000	4,573,037
5.00%, due 11/24/25	2,855,000	3,215,429
7.25%, due 4/1/32	490,000	706,537
NatWest Group plc
3.073% (1 Year Treasury Constant Maturity Rate + 2.55%), due 5/22/28 (United Kingdom) (b)	3,705,000	3,882,459
PNC Bank NA
2.55%, due 12/9/21	2,185,000	2,185,997
PNC Financial Services Group, Inc. (The)
2.55%, due 1/22/30	985,000	1,017,215
Societe Generale SA (France) (a)(b)(f)
4.75% (5 Year Treasury Constant Maturity Rate + 3.93%), due 5/26/26	935,000	957,767
5.375% (5 Year Treasury Constant Maturity Rate + 4.51%), due 11/18/30	2,795,000	2,969,687
Standard Chartered plc (United Kingdom) (a)(b)
2.678% (1 Year Treasury Constant Maturity Rate + 1.20%), due 6/29/32	735,000	719,927
4.75% (5 Year Treasury Constant Maturity Rate + 3.81%), due 1/14/31 (f)(g)	1,225,000	1,203,563
SVB Financial Group
Series C
4.00% (5 Year Treasury Constant Maturity Rate + 3.20%), due 5/15/26 (b)(f)	1,810,000	1,814,525
	Principal Amount	Value

Banks (continued)
Truist Bank
2.636% (5 Year Treasury Constant Maturity Rate + 1.15%), due 9/17/29 (b)	$ 1,900,000	$ 1,968,648
UBS Group AG
4.375% (5 Year Treasury Constant Maturity Rate + 3.31%), due 2/10/31 (Switzerland) (a)(b)(f)	2,350,000	2,334,137
Wachovia Corp.
5.50%, due 8/1/35	315,000	406,286
Wells Fargo & Co.
2.406%, due 10/30/25 (e)	1,795,000	1,853,749
4.90%, due 11/17/45	55,000	70,726
Wells Fargo Bank NA
5.85%, due 2/1/37	140,000	189,572
		115,497,560
Beverages 0.2%
Anheuser-Busch InBev Worldwide, Inc.
4.75%, due 1/23/29 (Belgium)	3,075,000	3,610,344
Biotechnology 0.2%
Biogen, Inc.
3.625%, due 9/15/22	3,480,000	3,575,575
Building Materials 0.4%
Carrier Global Corp.
2.722%, due 2/15/30	2,265,000	2,324,542
Cemex SAB de CV
3.125%, due 3/19/26 (Mexico) (a)	EUR 4,255,000	5,015,090
		7,339,632
Chemicals 0.5%
Braskem Netherlands Finance BV
4.50%, due 1/10/28 (Brazil) (a)	$ 2,135,000	2,180,390
Huntsman International LLC
4.50%, due 5/1/29	1,862,000	2,091,739
International Flavors & Fragrances, Inc.
1.832%, due 10/15/27 (a)	2,300,000	2,269,653
Orbia Advance Corp. SAB de CV
4.00%, due 10/4/27 (Mexico) (a)	1,800,000	1,944,018
		8,485,800
Commercial Services 0.6%
Allied Universal Holdco LLC
6.625%, due 7/15/26 (a)	1,650,000	1,733,539

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.
16	MainStay Income Builder Fund

	Principal Amount	Value
Corporate Bonds (continued)
Commercial Services (continued)
Ashtead Capital, Inc.
4.00%, due 5/1/28 (United Kingdom) (a)	$ 935,000	$ 986,464
California Institute of Technology
3.65%, due 9/1/19	1,413,000	1,640,024
Cintas Corp. No. 2
3.70%, due 4/1/27	2,740,000	3,019,958
Sodexo, Inc.
2.718%, due 4/16/31 (France) (a)	2,370,000	2,420,958
		9,800,943
Computers 0.8%
Apple, Inc.
2.75%, due 1/13/25	1,990,000	2,090,838
Dell International LLC
4.90%, due 10/1/26	1,749,000	1,992,909
5.30%, due 10/1/29	810,000	974,308
8.10%, due 7/15/36	2,300,000	3,484,545
International Business Machines Corp.
7.00%, due 10/30/25	2,050,000	2,503,607
NCR Corp.
5.00%, due 10/1/28 (a)	2,376,000	2,405,700
		13,451,907
Diversified Financial Services 2.1%
AerCap Ireland Capital DAC (Ireland)
2.45%, due 10/29/26	1,585,000	1,599,882
3.30%, due 1/23/23	1,275,000	1,311,881
4.45%, due 12/16/21	1,465,000	1,467,191
4.625%, due 7/1/22	964,000	989,066
Air Lease Corp.
2.30%, due 2/1/25	2,990,000	3,050,445
2.75%, due 1/15/23	1,850,000	1,891,056
3.50%, due 1/15/22	890,000	895,286
4.25%, due 9/15/24	1,185,000	1,276,898
Aircastle Ltd.
5.25% (5 Year Treasury Constant Maturity Rate + 4.41%), due 6/15/26 (a)(b)(f)	1,765,000	1,809,125
Ally Financial, Inc.
3.875%, due 5/21/24	810,000	863,541
8.00%, due 11/1/31	3,260,000	4,667,745
Aviation Capital Group LLC
1.95%, due 1/30/26 (a)	1,210,000	1,194,346
Avolon Holdings Funding Ltd. (Ireland) (a)
2.125%, due 2/21/26	1,515,000	1,498,197
	Principal Amount	Value

Diversified Financial Services (continued)
Avolon Holdings Funding Ltd. (Ireland) (a) (continued)
2.875%, due 2/15/25	$ 2,720,000	$ 2,789,177
Banco BTG Pactual SA (Brazil) (a)
2.75%, due 1/11/26	2,630,000	2,524,826
4.50%, due 1/10/25	850,000	863,813
Capital One Financial Corp.
4.20%, due 10/29/25	435,000	475,702
Discover Financial Services
3.85%, due 11/21/22	1,491,000	1,541,216
OneMain Finance Corp.
3.50%, due 1/15/27	885,000	865,088
3.875%, due 9/15/28	1,085,000	1,057,875
6.125%, due 3/15/24	540,000	574,425
PennyMac Financial Services, Inc.
4.25%, due 2/15/29 (a)	1,275,000	1,201,687
		34,408,468
Electric 1.1%
Arizona Public Service Co.
2.20%, due 12/15/31	1,930,000	1,889,740
Connecticut Light and Power Co. (The)
4.00%, due 4/1/48	1,145,000	1,400,985
Duquesne Light Holdings, Inc.
3.616%, due 8/1/27 (a)	2,265,000	2,416,349
Entergy Louisiana LLC
4.00%, due 3/15/33	2,200,000	2,523,952
Evergy, Inc.
5.292%, due 6/15/22 (c)	1,130,000	1,149,457
Jersey Central Power & Light Co.
2.75%, due 3/1/32 (a)	1,655,000	1,691,612
Ohio Power Co.
Series R
2.90%, due 10/1/51	1,000,000	995,634
Public Service Electric and Gas Co.
3.00%, due 5/15/27	2,235,000	2,400,529
Puget Energy, Inc.
5.625%, due 7/15/22	815,000	833,840
Southern California Edison Co.
Series E
3.70%, due 8/1/25	870,000	939,859
4.00%, due 4/1/47	1,320,000	1,467,511
WEC Energy Group, Inc.
2.237% (3 Month LIBOR + 2.11%), due 5/15/67 (b)	1,095,000	1,023,825
		18,733,293
The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.
17

Portfolio of Investments October 31, 2021† (continued)
	Principal Amount	Value
Corporate Bonds (continued)
Environmental Control 0.3%
Republic Services, Inc.
4.75%, due 5/15/23	$ 881,000	$ 927,384
Stericycle, Inc.
3.875%, due 1/15/29 (a)	280,000	275,800
Waste Connections, Inc.
2.20%, due 1/15/32	1,100,000	1,079,792
Waste Management, Inc.
2.40%, due 5/15/23	2,275,000	2,331,934
		4,614,910
Food 1.1%
JBS USA Food Co.
7.00%, due 1/15/26 (a)	585,000	608,400
Kraft Heinz Foods Co.
4.25%, due 3/1/31	2,888,000	3,261,780
5.00%, due 7/15/35	1,199,000	1,474,250
Nestle Holdings, Inc.
1.00%, due 9/15/27 (a)	3,750,000	3,613,673
Performance Food Group, Inc. (a)
4.25%, due 8/1/29	785,000	785,000
5.50%, due 10/15/27	2,681,000	2,794,943
Smithfield Foods, Inc.
4.25%, due 2/1/27 (a)	1,180,000	1,279,790
Sysco Corp.
3.30%, due 2/15/50	1,130,000	1,178,770
5.95%, due 4/1/30	770,000	974,560
Tyson Foods, Inc.
3.95%, due 8/15/24	2,255,000	2,417,926
		18,389,092
Gas 0.3%
National Fuel Gas Co.
2.95%, due 3/1/31	1,050,000	1,061,818
Southern California Gas Co.
Series VV
4.30%, due 1/15/49	845,000	1,062,002
Southern Co. Gas Capital Corp.
Series 21A
3.15%, due 9/30/51	1,970,000	1,994,115
		4,117,935
Healthcare-Services 0.2%
Health Care Service Corp. A Mutual Legal Reserve Co.
2.20%, due 6/1/30 (a)	1,185,000	1,178,649
	Principal Amount	Value

Healthcare-Services (continued)
NYU Langone Hospitals
Series 2020
3.38%, due 7/1/55	$ 1,490,000	$ 1,582,133
		2,760,782
Home Builders 0.1%
Lennar Corp.
5.875%, due 11/15/24	1,345,000	1,499,460
Thor Industries, Inc.
4.00%, due 10/15/29 (a)	915,000	906,124
		2,405,584
Insurance 1.4%
Athene Global Funding
2.50%, due 3/24/28 (a)	2,405,000	2,434,163
Equitable Holdings, Inc.
5.00%, due 4/20/48	2,305,000	2,951,136
Liberty Mutual Group, Inc.
4.25%, due 6/15/23 (a)	850,000	895,618
MassMutual Global Funding II (a)
2.50%, due 10/17/22	3,347,000	3,410,400
2.95%, due 1/11/25	1,105,000	1,165,581
Peachtree Corners Funding Trust
3.976%, due 2/15/25 (a)	940,000	1,008,521
Principal Life Global Funding II
2.375%, due 11/21/21 (a)	4,070,000	4,074,598
Protective Life Corp.
8.45%, due 10/15/39	1,640,000	2,603,565
Reliance Standard Life Global Funding II
2.50%, due 10/30/24 (a)	2,420,000	2,504,725
Voya Financial, Inc.
3.65%, due 6/15/26	690,000	748,780
Willis North America, Inc.
2.95%, due 9/15/29	1,735,000	1,791,613
3.875%, due 9/15/49	440,000	488,418
		24,077,118
Internet 0.4%
Cablevision Lightpath LLC
3.875%, due 9/15/27 (a)	2,035,000	1,981,480
Expedia Group, Inc.
3.25%, due 2/15/30	3,165,000	3,253,940
3.60%, due 12/15/23	1,135,000	1,193,825
3.80%, due 2/15/28	440,000	474,927
5.00%, due 2/15/26 (g)	60,000	67,388
6.25%, due 5/1/25 (a)	207,000	236,414
		7,207,974

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.
18	MainStay Income Builder Fund

	Principal Amount	Value
Corporate Bonds (continued)
Iron & Steel 0.3%
Vale Overseas Ltd. (Brazil)
6.25%, due 8/10/26	$ 2,585,000	$ 2,997,980
6.875%, due 11/21/36	864,000	1,129,706
		4,127,686
Lodging 0.6%
Hilton Domestic Operating Co., Inc.
4.875%, due 1/15/30	1,715,000	1,830,728
5.75%, due 5/1/28 (a)	740,000	794,575
Las Vegas Sands Corp.
3.20%, due 8/8/24	1,415,000	1,446,792
Marriott International, Inc.
2.30%, due 1/15/22 (g)	2,450,000	2,455,062
Series X
4.00%, due 4/15/28	1,625,000	1,779,287
Sands China Ltd.
5.125%, due 8/8/25 (Macao)	1,310,000	1,392,399
		9,698,843
Machinery-Diversified 0.1%
CNH Industrial Capital LLC
4.20%, due 1/15/24	1,435,000	1,530,827
Media 0.6%
Comcast Corp.
2.937%, due 11/1/56 (a)	1,914,000	1,845,495
3.25%, due 11/1/39	1,665,000	1,749,716
Grupo Televisa SAB
5.25%, due 5/24/49 (Mexico)	1,230,000	1,598,844
Sirius XM Radio, Inc.
4.125%, due 7/1/30 (a)	2,200,000	2,190,188
Sky Ltd.
3.75%, due 9/16/24 (United Kingdom) (a)	950,000	1,023,527
Time Warner Entertainment Co. LP
8.375%, due 3/15/23	800,000	882,439
		9,290,209
Metal Fabricate & Hardware 0.3%
Precision Castparts Corp.
3.25%, due 6/15/25	4,040,000	4,325,503
Mining 0.2%
Glencore Funding LLC
1.625%, due 9/1/25 (Australia) (a)	2,805,000	2,787,380
	Principal Amount	Value

Miscellaneous—Manufacturing 0.2%
Textron Financial Corp.
1.86% (3 Month LIBOR + 1.74%), due 2/15/42 (a)(b)	$ 3,540,000	$ 3,115,200
Oil & Gas 0.8%
Gazprom PJSC Via Gaz Capital SA
7.288%, due 8/16/37 (Russia) (a)	2,065,000	2,783,777
Marathon Petroleum Corp.
4.50%, due 5/1/23	1,455,000	1,528,404
4.70%, due 5/1/25	1,585,000	1,751,191
5.125%, due 12/15/26	1,260,000	1,449,669
Occidental Petroleum Corp.
3.50%, due 8/15/29	1,050,000	1,065,750
4.30%, due 8/15/39	545,000	547,725
Petrobras Global Finance BV
5.50%, due 6/10/51 (Brazil)	1,310,000	1,149,879
Valero Energy Corp.
4.00%, due 4/1/29	1,435,000	1,574,544
6.625%, due 6/15/37	1,050,000	1,434,692
		13,285,631
Packaging & Containers 0.2%
Berry Global, Inc.
4.875%, due 7/15/26 (a)	200,000	209,500
Owens-Brockway Glass Container, Inc.
6.625%, due 5/13/27 (a)	2,640,000	2,821,500
		3,031,000
Pharmaceuticals 0.9%
AbbVie, Inc.
3.45%, due 3/15/22	2,715,000	2,731,712
4.05%, due 11/21/39	2,780,000	3,194,020
Becton Dickinson and Co.
4.669%, due 6/6/47	1,635,000	2,078,374
CVS Health Corp.
2.70%, due 8/21/40	2,930,000	2,809,238
4.78%, due 3/25/38	1,110,000	1,358,088
Teva Pharmaceutical Finance Netherlands III BV
3.15%, due 10/1/26 (Israel)	2,995,000	2,822,788
		14,994,220
Pipelines 1.0%
Cheniere Corpus Christi Holdings LLC
2.742%, due 12/31/39 (a)	1,550,000	1,514,656
Energy Transfer LP
4.95%, due 6/15/28	980,000	1,119,167
5.35%, due 5/15/45	1,000,000	1,182,478
The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.
19

Portfolio of Investments October 31, 2021† (continued)
	Principal Amount	Value
Corporate Bonds (continued)
Pipelines (continued)
Enterprise Products Operating LLC
3.125%, due 7/31/29	$ 1,595,000	$ 1,700,752
3.95%, due 1/31/60	1,460,000	1,600,573
4.20%, due 1/31/50	405,000	463,571
Flex Intermediate Holdco LLC
3.363%, due 6/30/31 (a)	2,030,000	2,054,433
MPLX LP
2.65%, due 8/15/30	1,705,000	1,696,898
4.875%, due 6/1/25	100,000	110,420
Spectra Energy Partners LP
4.75%, due 3/15/24	1,740,000	1,874,448
Transcontinental Gas Pipe Line Co. LLC
4.60%, due 3/15/48	2,340,000	2,857,170
Western Midstream Operating LP
6.50%, due 2/1/50 (c)	860,000	1,029,403
		17,203,969
Real Estate 0.1%
Realogy Group LLC
5.75%, due 1/15/29 (a)	1,305,000	1,352,306
Real Estate Investment Trusts 1.2%
Alexandria Real Estate Equities, Inc.
3.375%, due 8/15/31	1,290,000	1,394,323
American Tower Corp.
3.375%, due 10/15/26	1,920,000	2,051,762
3.60%, due 1/15/28	1,025,000	1,108,973
Digital Realty Trust LP
3.70%, due 8/15/27	500,000	547,653
4.45%, due 7/15/28	2,985,000	3,395,214
Equinix, Inc.
1.25%, due 7/15/25	1,645,000	1,628,296
2.625%, due 11/18/24	1,820,000	1,890,489
GLP Capital LP
3.35%, due 9/1/24	1,280,000	1,348,634
Invitation Homes Operating Partnership LP
2.00%, due 8/15/31	1,600,000	1,518,230
Iron Mountain, Inc.
5.25%, due 7/15/30 (a)	1,690,000	1,764,715
Kilroy Realty LP
3.45%, due 12/15/24	2,060,000	2,183,752
Office Properties Income Trust
2.40%, due 2/1/27	1,335,000	1,301,613
		20,133,654
	Principal Amount	Value

Retail 1.0%
AutoNation, Inc.
4.75%, due 6/1/30	$ 2,430,000	$ 2,822,794
Macy's Retail Holdings LLC
5.875%, due 4/1/29 (a)(g)	1,500,000	1,598,528
McDonald's Corp.
3.35%, due 4/1/23	2,875,000	2,983,180
Nordstrom, Inc. (g)
4.00%, due 3/15/27	1,520,000	1,561,800
4.25%, due 8/1/31	1,260,000	1,259,559
QVC, Inc.
4.375%, due 9/1/28	2,655,000	2,714,738
Starbucks Corp.
4.45%, due 8/15/49	1,305,000	1,624,945
Victoria's Secret & Co.
4.625%, due 7/15/29 (a)	1,830,000	1,838,052
		16,403,596
Semiconductors 0.1%
Broadcom, Inc.
3.50%, due 2/15/41 (a)	760,000	753,920
NXP BV
3.40%, due 5/1/30 (China) (a)	1,255,000	1,348,733
		2,102,653
Software 0.3%
Fiserv, Inc.
3.20%, due 7/1/26	525,000	558,087
MSCI, Inc.
3.25%, due 8/15/33 (a)	510,000	511,974
Oracle Corp.
3.65%, due 3/25/41	575,000	602,372
salesforce.com, Inc.
3.25%, due 4/11/23	1,300,000	1,348,997
3.70%, due 4/11/28	1,915,000	2,141,026
		5,162,456
Telecommunications 1.7%
Altice France SA
5.125%, due 7/15/29 (France) (a)	2,100,000	2,045,253
AT&T, Inc.
3.50%, due 9/15/53	2,184,000	2,218,680
4.35%, due 3/1/29	795,000	902,639
CommScope, Inc.
7.125%, due 7/1/28 (a)	1,755,000	1,730,869
Level 3 Financing, Inc.
3.40%, due 3/1/27 (a)	2,545,000	2,653,137
Sprint Spectrum Co. LLC
4.738%, due 3/20/25 (a)	3,648,750	3,849,431

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.
20	MainStay Income Builder Fund

	Principal Amount	Value
Corporate Bonds (continued)
Telecommunications (continued)
T-Mobile US, Inc.
2.625%, due 2/15/29	$ 2,335,000	$ 2,314,569
3.50%, due 4/15/31 (a)	1,180,000	1,221,182
VEON Holdings BV
4.95%, due 6/16/24 (Netherlands) (a)	2,430,000	2,578,910
Verizon Communications, Inc.
1.225% (3 Month LIBOR + 1.10%), due 5/15/25 (b)	2,705,000	2,764,856
3.40%, due 3/22/41	770,000	807,730
4.016%, due 12/3/29	1,970,000	2,207,754
Vodafone Group plc
4.25%, due 9/17/50 (United Kingdom) (g)	2,830,000	3,317,283
		28,612,293
Total Corporate Bonds (Cost $454,340,697)		475,305,956
Foreign Government Bonds 1.5%
Brazil 0.4%
Brazil Government Bond
3.75%, due 9/12/31	2,295,000	2,094,187
Federative Republic of Brazil
4.625%, due 1/13/28	3,783,000	3,881,245
		5,975,432
Chile 0.5%
Chile Government Bond
2.55%, due 7/27/33	2,580,000	2,490,500
Corp. Nacional del Cobre de Chile
3.00%, due 9/30/29 (a)	2,825,000	2,860,146
Empresa Nacional del Petroleo
3.45%, due 9/16/31 (a)	2,340,000	2,220,075
		7,570,721
Colombia 0.1%
Colombia Government Bond
3.25%, due 4/22/32	1,780,000	1,661,238
Mexico 0.5%
Comision Federal de Electricidad
3.875%, due 7/26/33 (a)	2,755,000	2,651,688
	Principal Amount	Value

Mexico (continued)
Mexico Government Bond
2.659%, due 5/24/31	$ 4,502,000	$ 4,344,880
3.75%, due 4/19/71	1,860,000	1,666,076
		8,662,644
Total Foreign Government Bonds (Cost $24,969,614)		23,870,035
Loan Assignments 0.6%
Containers, Packaging & Glass 0.2%
Mauser Packaging Solutions Holding Co.
Initial Term Loan
3.337% (1 Month LIBOR + 3.25%), due 4/3/24 (b)	3,100,243	3,014,986
Diversified/Conglomerate Service 0.1%
TruGreen LP (b)
First Lien Second Refinancing Term Loan
4.75% (1 Month LIBOR + 4.00%), due 11/2/27	1,334,913	1,334,913
Second Lien Initial Term Loan
9.25% (3 Month LIBOR + 8.50%), due 11/2/28	580,000	585,800
		1,920,713
Finance 0.2%
Alliant Holdings Intermediate LLC
2018 Initial Term Loan
3.337% (1 Month LIBOR + 3.25%), due 5/9/25 (b)	3,091,101	3,065,461
Telecommunications 0.1%
Level 3 Financing, Inc.
Tranche 2027 Term Loan B
1.837% (1 Month LIBOR + 1.75%), due 3/1/27 (b)	2,142,032	2,113,247
Total Loan Assignments (Cost $10,169,543)		10,114,407
Mortgage-Backed Securities 8.0%
Agency (Collateralized Mortgage Obligations) 2.6%
FHLMC
REMIC, Series 5073, Class DG
1.50%, due 8/25/38	2,050,000	2,062,312
The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.
21

Portfolio of Investments October 31, 2021† (continued)
	Principal Amount	Value
Mortgage-Backed Securities (continued)
Agency (Collateralized Mortgage Obligations) (continued)
FHLMC (continued)
REMIC, Series 4993, Class D
2.00%, due 9/25/47	$ 2,150,000	$ 2,170,990
REMIC, Series 5049, Class UI
3.00%, due 12/25/50 (h)	5,010,844	898,563
REMIC, Series 4888, Class BA
3.50%, due 9/15/48	570,475	585,977
REMIC, Series 4877, Class AT
3.50%, due 11/15/48	1,034,886	1,086,808
REMIC, Series 4877, Class BE
3.50%, due 11/15/48	1,279,347	1,331,879
FHLMC, STRIPS
REMIC, Series 358, Class PO
(zero coupon), due 10/15/47	4,543,264	4,283,714
FNMA
REMIC, Series 2021-33, Class AI
2.50%, due 5/25/47 (h)	6,429,580	796,645
REMIC, Series 2021-34, Class MI
2.50%, due 3/25/51 (h)	4,219,793	579,802
REMIC, Series 2013-77, Class CY
3.00%, due 7/25/43	1,777,517	1,801,979
REMIC, Series 2021-53, Class GI
3.00%, due 7/25/48 (h)	5,687,749	895,316
REMIC, Series 2019-13, Class PE
3.00%, due 3/25/49	1,129,358	1,185,454
REMIC, Series 2019-13, Class CA
3.50%, due 4/25/49	1,971,968	2,123,331
REMIC, Series 2021-12, Class GC
3.50%, due 7/25/50	2,208,045	2,352,799
REMIC, Series 2020-10, Class DA
3.50%, due 3/25/60	2,208,966	2,368,519
GNMA
REMIC, Series 2021-78, Class LA
1.00%, due 5/20/51	1,806,109	1,790,236
REMIC, Series 2021-91, Class MF
1.00%, due 5/20/51	1,837,260	1,810,646
REMIC, Series 2021-105, Class DB
1.00%, due 6/20/51	2,166,084	2,040,841
REMIC, Series 2021-15, Class AI
2.00%, due 1/20/51 (h)	5,172,061	583,370
REMIC, Series 2020-188, Class DI
2.50%, due 12/20/50 (h)	7,133,681	995,982
REMIC, Series 2021-25, Class LI
2.50%, due 2/20/51 (h)	6,312,930	730,538
REMIC, Series 2021-30, Class WI
2.50%, due 2/20/51 (h)	7,452,962	1,021,032
	Principal Amount	Value

Agency (Collateralized Mortgage Obligations) (continued)
GNMA (continued)
REMIC, Series 2021-44, Class IQ
3.00%, due 3/20/51 (h)	$ 6,783,760	$ 891,183
REMIC, Series 2021-74, Class HI
3.00%, due 4/20/51 (h)	6,540,690	892,322
REMIC, Series 2021-98, Class KI
3.00%, due 6/20/51 (h)	4,492,581	714,591
REMIC, Series 2021-136, Class TI
3.00%, due 8/20/51 (h)	4,226,332	584,032
REMIC, Series 2021-139, Class IA
3.00%, due 8/20/51 (h)	5,799,527	794,263
REMIC, Series 2021-158, Class NI
3.00%, due 9/20/51 (h)	6,942,452	968,098
REMIC, Series 2013-149, Class BA
3.25%, due 8/16/41	4,150,547	4,337,700
		42,678,922
Commercial Mortgage Loans (Collateralized Mortgage Obligations) 3.0%
Arbor Multi-family Mortgage Securities Trust (a)
Series 2021-MF2, Class AS
2.70%, due 6/15/54 (i)	1,770,000	1,814,760
Series 2021-MF3, Class AS
2.748%, due 10/15/54	2,200,000	2,260,410
Bayview Commercial Asset Trust
Series 2006-4A, Class A1
0.434% (1 Month LIBOR + 0.35%), due 12/25/36 (a)(b)	53,411	51,941
Benchmark Mortgage Trust
Series 2020-B19, Class A2
1.691%, due 9/15/53	2,175,000	2,182,859
BX Commercial Mortgage Trust (a)
Series 2021-VOLT, Class C
1.19% (1 Month LIBOR + 1.10%), due 9/15/36 (b)	2,310,000	2,288,228
Series 2020-VIV2, Class C
3.542%, due 3/9/44 (j)	2,295,000	2,388,414
Series 2020-VIV3, Class B
3.544%, due 3/9/44 (j)	1,622,236	1,712,826
BX Trust (a)
Series 2021-LBA, Class AV
0.891% (1 Month LIBOR + 0.80%), due 2/15/36 (b)	1,910,000	1,905,761
Series 2021-ARIA, Class E
2.324% (1 Month LIBOR + 2.24%), due 10/15/36 (b)	3,500,000	3,484,642
Series 2019-OC11, Class A
3.202%, due 12/9/41	1,255,000	1,327,801

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.
22	MainStay Income Builder Fund

	Principal Amount	Value
Mortgage-Backed Securities (continued)
Commercial Mortgage Loans (Collateralized Mortgage Obligations) (continued)
BX Trust (a) (continued)
Series 2019-OC11, Class C
3.856%, due 12/9/41	$ 570,000	$ 605,954
BXHPP Trust (a)(b)
Series 2021-FILM, Class A
0.74% (1 Month LIBOR + 0.65%), due 8/15/36	695,000	694,163
Series 2021-FILM, Class B
0.99% (1 Month LIBOR + 0.90%), due 8/15/36	2,080,000	2,077,500
Citigroup Commercial Mortgage Trust
Series 2016-GC36, Class A5
3.616%, due 2/10/49	560,000	603,419
Series 2015-P1, Class A5
3.717%, due 9/15/48	1,950,000	2,105,313
CSAIL Commercial Mortgage Trust
Series 2015-C3, Class A4
3.718%, due 8/15/48	2,050,254	2,199,646
Extended Stay America Trust
Series 2021-ESH, Class C
1.791% (1 Month LIBOR + 1.70%), due 7/15/38 (a)(b)	2,303,019	2,305,182
FREMF Mortgage Trust (a)(j)
REMIC, Series 2019-K98, Class C
3.737%, due 10/25/52	780,000	826,262
REMIC, Series 2018-K86, Class C
4.293%, due 11/25/51	700,000	765,968
Hudson Yards Mortgage Trust
Series 2019-30HY, Class A
3.228%, due 7/10/39 (a)	1,615,000	1,735,611
Manhattan West Mortgage Trust
Series 2020-1MW, Class A
2.13%, due 9/10/39 (a)	2,910,000	2,945,954
Morgan Stanley Bank of America Merrill Lynch Trust
Series 2015-C23, Class A3
3.451%, due 7/15/50	1,162,420	1,227,095
Series 2016-C28, Class A4
3.544%, due 1/15/49	560,000	599,988
Morgan Stanley Capital I Trust
Series 2015-UBS8, Class A4
3.809%, due 12/15/48	1,830,000	1,972,081
One Bryant Park Trust
Series 2019-OBP, Class A
2.516%, due 9/15/54 (a)	4,140,000	4,244,627
	Principal Amount	Value

Commercial Mortgage Loans (Collateralized Mortgage Obligations) (continued)
Wells Fargo Commercial Mortgage Trust (a)(j)
Series 2018-1745, Class A
3.749%, due 6/15/36	$ 2,750,000	$ 3,012,373
Series 2018-AUS, Class A
4.058%, due 8/17/36	3,220,000	3,568,290
		50,907,068
Whole Loan (Collateralized Mortgage Obligations) 2.4%
FHLMC STACR REMIC Trust
Series 2020-DNA6, Class M2
2.049% (SOFR 30A + 2.00%), due 12/25/50 (a)(b)	2,975,000	2,997,291
FHLMC STACR Trust (a)(b)
Series 2018-DNA2, Class M2
2.239% (1 Month LIBOR + 2.15%), due 12/25/30	2,985,000	3,014,320
Series 2021-DNA5, Class B1
3.099% (SOFR 30A + 3.05%), due 1/25/34	3,405,000	3,443,304
Series 2018-DNA2, Class B1
3.789% (1 Month LIBOR + 3.70%), due 12/25/30	1,340,000	1,395,041
FHLMC Structured Agency Credit Risk Debt Notes (b)
Series 2015-DNA3, Class M3
4.789% (1 Month LIBOR + 4.70%), due 4/25/28	1,843,006	1,908,147
Series 2016-DNA1, Class M3
5.639% (1 Month LIBOR + 5.55%), due 7/25/28	1,168,816	1,224,417
Flagstar Mortgage Trust
Series 2021-2, Class A2
2.50%, due 4/25/51 (a)(i)	1,847,690	1,862,607
FNMA (b)
Series 2017-C01, Class 1M2
3.639% (1 Month LIBOR + 3.55%), due 7/25/29	2,822,864	2,913,061
Series 2017-C02, Class 2M2
3.739% (1 Month LIBOR + 3.65%), due 9/25/29	1,080,451	1,118,340
GS Mortgage-Backed Securities Corp. Trust (a)(i)
Series 2021-PJ5, Class A8
2.50%, due 10/25/51	1,369,267	1,395,048
Series 2021-PJ7, Class A2
2.50%, due 1/25/52	4,894,796	4,932,843
The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.
23

Portfolio of Investments October 31, 2021† (continued)
	Principal Amount	Value
Mortgage-Backed Securities (continued)
Whole Loan (Collateralized Mortgage Obligations) (continued)
JPMorgan Mortgage Trust (a)(i)
Series 2021-6, Class A4
2.50%, due 10/25/51	$ 1,803,590	$ 1,833,039
Series 2021-7, Class A3
2.50%, due 11/25/51	830,139	837,090
Series 2021-7, Class A4
2.50%, due 11/25/51	1,567,980	1,593,582
Mello Mortgage Capital Acceptance
Series 2021-MTG2, Class A1
2.50%, due 6/25/51 (a)(i)	2,327,210	2,340,466
Mello Warehouse Securitization Trust
Series 2021-2, Class A
0.839% (1 Month LIBOR + 0.75%), due 4/25/55 (a)(b)	1,035,000	1,031,150
New Residential Mortgage Loan Trust (a)
Series 2019-5A, Class B7
4.446%, due 8/25/59 (j)	3,033,596	2,271,475
Series 2019-2A, Class B6
4.946%, due 12/25/57 (i)	938,577	748,737
NewRez Warehouse Securitization Trust
Series 2021-1, Class A
0.839% (1 Month LIBOR + 0.75%), due 5/25/55 (a)(b)	1,565,000	1,563,390
OBX Trust
Series 2021-J1, Class A1
2.50%, due 5/25/51 (a)(i)	867,916	874,923
Seasoned Loans Structured Transaction
Series 2019-1, Class A1
3.50%, due 5/25/29	739,818	772,360
		40,070,631
Total Mortgage-Backed Securities (Cost $133,062,117)		133,656,621
Municipal Bond 0.2%
California 0.2%
Regents of the University of California Medical Center, Pooled, Revenue Bonds
Series N
3.006%, due 5/15/50	2,700,000	2,805,219
Total Municipal Bond (Cost $2,700,000)		2,805,219
	Principal Amount	Value
U.S. Government & Federal Agencies 4.9%
Federal Home Loan Mortgage Corporation (Mortgage Pass-Through Securities) 0.3%
UMBS, 30 Year
2.00%, due 8/1/50	$ 2,871,432	$ 2,873,062
2.50%, due 10/1/51	700,000	719,433
3.50%, due 7/1/50	1,285,447	1,358,173
		4,950,668
Federal National Mortgage Association (Mortgage Pass-Through Securities) 1.0%
FNMA, Other
3.50%, due 2/1/42	1,935,044	2,084,605
UMBS, 20 Year
2.50%, due 5/1/41	808,706	834,357
UMBS, 30 Year
2.00%, due 10/1/50	383,007	385,001
2.00%, due 12/1/50	637,166	637,528
2.00%, due 11/1/51	2,650,000	2,651,504
2.50%, due 8/1/50	218,158	224,840
2.50%, due 10/1/50	191,989	197,358
2.50%, due 11/1/50	1,121,738	1,167,155
2.50%, due 1/1/51	1,087,955	1,122,350
2.50%, due 8/1/51	1,748,778	1,802,722
3.00%, due 3/1/50	1,310,531	1,378,225
3.00%, due 6/1/51	967,594	1,015,119
4.00%, due 8/1/48	2,493,582	2,673,835
4.00%, due 2/1/49	462,994	499,736
		16,674,335
Government National Mortgage Association (Mortgage Pass-Through Securities) 0.0% ‡
GNMA I, 30 Year
6.50%, due 4/15/29	9	10
6.50%, due 8/15/29	6	7
		17
United States Treasury Bonds 1.3%
U.S. Treasury Bonds
1.75%, due 8/15/41	935,000	900,084
2.00%, due 8/15/51	6,265,000	6,354,080
4.375%, due 11/15/39	6,581,000	9,124,711
4.375%, due 5/15/40	4,235,000	5,902,531
		22,281,406
United States Treasury Inflation - Indexed Notes 0.9%
U.S. Treasury Inflation Linked Notes (k)
0.125%, due 1/15/30	3,349,363	3,708,155

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.
24	MainStay Income Builder Fund

	Principal Amount	Value
U.S. Government & Federal Agencies (continued)
United States Treasury Inflation - Indexed Notes (continued)
U.S. Treasury Inflation Linked Notes (k) (continued)
0.125%, due 7/15/30	$ 5,943,134	$ 6,612,511
0.875%, due 1/15/29	4,371,600	5,074,642
		15,395,308
United States Treasury Notes 1.4%
U.S. Treasury Notes
0.375%, due 10/31/23	11,630,000	11,602,288
0.625%, due 10/15/24 (g)	3,760,000	3,745,606
1.125%, due 10/31/26	4,630,000	4,614,808
1.25%, due 8/15/31	2,785,000	2,706,237
		22,668,939
Total U.S. Government & Federal Agencies (Cost $79,475,398)		81,970,673
Total Long-Term Bonds (Cost $775,342,006)		799,168,667

	Shares
Common Stocks 45.0%
Aerospace & Defense 1.1%
BAE Systems plc (United Kingdom)	762,114	5,755,225
Lockheed Martin Corp.	16,193	5,381,258
Raytheon Technologies Corp.	73,160	6,500,997
		17,637,480
Air Freight & Logistics 1.0%
Deutsche Post AG (Registered) (Germany)	135,769	8,399,909
United Parcel Service, Inc., Class B	37,816	8,072,581
		16,472,490
Automobiles 0.3%
Toyota Motor Corp. (Japan)	291,000	5,122,979
Banks 2.1%
JPMorgan Chase & Co.	62,983	10,700,182
PNC Financial Services Group, Inc. (The)	28,791	6,075,765
Royal Bank of Canada (Canada)	104,006	10,825,834
Truist Financial Corp.	124,002	7,870,407
		35,472,188
	Shares	Value

Beverages 1.2%
Coca-Cola Co. (The)	123,594	$ 6,966,994
Coca-Cola Europacific Partners plc (United Kingdom)	149,273	7,859,223
PepsiCo, Inc.	30,747	4,968,715
		19,794,932
Biotechnology 1.0%
AbbVie, Inc.	103,356	11,851,832
Amgen, Inc.	21,809	4,513,809
		16,365,641
Capital Markets 1.4%
BlackRock, Inc.	11,723	11,060,182
Lazard Ltd., Class A	150,188	7,357,710
T. Rowe Price Group, Inc.	22,915	4,969,805
		23,387,697
Chemicals 2.3%
BASF SE (Germany)	81,771	5,887,159
Dow, Inc.	99,950	5,594,202
Linde plc (United Kingdom)	22,804	7,279,037
LyondellBasell Industries NV, Class A	58,109	5,393,677
Nutrien Ltd. (Canada)	191,417	13,381,962
		37,536,037
Commercial Services & Supplies 0.0% ‡
Quad/Graphics, Inc. (l)	10	39
Communications Equipment 0.7%
Cisco Systems, Inc.	210,487	11,780,957
Diversified Telecommunication Services 2.3%
AT&T, Inc.	145,586	3,677,502
BCE, Inc. (Canada)	78,043	4,017,550
Deutsche Telekom AG (Registered) (Germany)	576,909	10,722,528
Orange SA (France)	401,504	4,379,148
Telenor ASA (Norway)	220,882	3,486,620
TELUS Corp. (Canada)	238,014	5,459,936
Verizon Communications, Inc.	118,003	6,252,979
		37,996,263
Electric Utilities 2.0%
American Electric Power Co., Inc.	71,512	6,057,781
Duke Energy Corp.	36,798	3,753,764
Entergy Corp.	42,086	4,335,700
Evergy, Inc.	81,799	5,214,686
Fortis, Inc. (Canada)	83,196	3,703,351
NextEra Energy, Inc.	83,542	7,128,639
The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.
25

Portfolio of Investments October 31, 2021† (continued)
	Shares	Value
Common Stocks (continued)
Electric Utilities (continued)
Terna - Rete Elettrica Nazionale (Italy)	471,354	$ 3,510,151
		33,704,072
Electrical Equipment 1.5%
Eaton Corp. plc	52,976	8,728,326
Emerson Electric Co.	153,211	14,862,999
Hubbell, Inc.	4,286	854,500
		24,445,825
Equity Real Estate Investment Trusts 1.1%
American Tower Corp.	15,802	4,455,690
Iron Mountain, Inc.	134,202	6,124,979
Welltower, Inc.	51,760	4,161,504
WP Carey, Inc.	56,635	4,367,126
		19,109,299
Food Products 0.8%
Danone SA (France)	52,222	3,401,772
Nestle SA (Registered) (Switzerland)	38,754	5,113,869
Orkla ASA (Norway)	564,458	5,489,633
		14,005,274
Gas Utilities 0.2%
Snam SpA (Italy)	669,240	3,788,522
Health Care Equipment & Supplies 0.8%
Medtronic plc	115,762	13,875,233
Hotels, Restaurants & Leisure 1.4%
McDonald's Corp.	21,256	5,219,411
Restaurant Brands International, Inc. (Canada)	212,380	12,029,203
Vail Resorts, Inc.	18,476	6,368,862
		23,617,476
Household Durables 0.3%
Leggett & Platt, Inc.	104,982	4,918,407
Household Products 0.5%
Kimberly-Clark Corp.	31,620	4,094,474
Procter & Gamble Co. (The)	29,058	4,155,003
		8,249,477
Industrial Conglomerates 0.3%
Siemens AG (Registered) (Germany)	35,595	5,772,216
	Shares	Value

Insurance 2.9%
Allianz SE (Registered) (Germany)	30,567	$ 7,107,726
Assicurazioni Generali SpA (Italy)	242,950	5,294,026
AXA SA (France)	267,041	7,766,877
Great-West Lifeco, Inc. (Canada)	123,296	3,627,349
MetLife, Inc.	181,323	11,387,085
Muenchener Rueckversicherungs-Gesellschaft AG (Registered) (Germany)	25,011	7,407,438
Tokio Marine Holdings, Inc. (Japan)	96,900	5,099,418
		47,689,919
IT Services 0.7%
International Business Machines Corp.	87,646	10,964,515
Leisure Products 0.5%
Hasbro, Inc.	83,864	8,030,817
Machinery 0.5%
Cummins, Inc.	33,621	8,063,661
Media 0.2%
Omnicom Group, Inc.	53,525	3,643,982
Multiline Retail 0.5%
Target Corp.	32,799	8,515,276
Multi-Utilities 1.2%
Ameren Corp.	45,203	3,810,161
Dominion Energy, Inc.	66,982	5,085,943
National Grid plc (United Kingdom)	298,953	3,827,022
NiSource, Inc.	153,490	3,786,598
WEC Energy Group, Inc.	40,943	3,687,327
		20,197,051
Oil, Gas & Consumable Fuels 2.1%
Chevron Corp.	61,919	7,089,106
Enterprise Products Partners LP	349,384	7,924,029
Magellan Midstream Partners LP	128,718	6,307,182
Phillips 66	48,452	3,623,241
TotalEnergies SE (France)	202,938	10,174,443
		35,118,001
Personal Products 0.3%
Unilever plc (United Kingdom)	94,393	5,053,582

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.
26	MainStay Income Builder Fund

	Shares	Value
Common Stocks (continued)
Pharmaceuticals 3.6%
AstraZeneca plc, Sponsored ADR (United Kingdom)	205,716	$ 12,832,564
Bayer AG (Registered) (Germany)	55,195	3,105,410
GlaxoSmithKline plc (United Kingdom)	193,928	4,003,827
Johnson & Johnson	34,515	5,621,803
Merck & Co., Inc.	95,173	8,379,983
Novartis AG (Registered) (Switzerland)	58,361	4,821,348
Pfizer, Inc.	102,334	4,476,089
Roche Holding AG (Switzerland)	10,130	3,917,132
Sanofi (France)	70,910	7,084,837
Takeda Pharmaceutical Co. Ltd. (Japan)	199,800	5,614,910
		59,857,903
Semiconductors & Semiconductor Equipment 4.1%
Analog Devices, Inc.	89,871	15,591,720
Broadcom, Inc.	30,392	16,158,514
Intel Corp.	191,390	9,378,110
KLA Corp.	26,620	9,922,871
Taiwan Semiconductor Manufacturing Co. Ltd., Sponsored ADR (Taiwan)	77,887	8,855,752
Texas Instruments, Inc.	46,806	8,775,189
		68,682,156
Software 1.2%
Microsoft Corp.	62,072	20,584,317
Specialty Retail 0.8%
Home Depot, Inc. (The)	24,695	9,180,119
Industria de Diseno Textil SA (Spain) (g)	102,859	3,714,593
		12,894,712
Technology Hardware, Storage & Peripherals 1.5%
Apple, Inc.	113,527	17,006,344
Samsung Electronics Co. Ltd. GDR (Republic of Korea)	5,552	8,289,136
		25,295,480
Textiles, Apparel & Luxury Goods 0.3%
Hanesbrands, Inc.	246,524	4,200,769
Tobacco 1.4%
Altria Group, Inc.	134,295	5,923,753
British American Tobacco plc (United Kingdom)	195,704	6,820,309
	Shares	Value

Tobacco (continued)
British American Tobacco plc, Sponsored ADR (United Kingdom)	63,382	$ 2,213,299
Philip Morris International, Inc.	88,967	8,410,940
		23,368,301
Trading Companies & Distributors 0.7%
MSC Industrial Direct Co., Inc., Class A	90,477	7,606,402
Watsco, Inc.	14,466	4,189,064
		11,795,466
Wireless Telecommunication Services 0.2%
Rogers Communications, Inc., Class B (Canada)	71,874	3,342,815
Total Common Stocks (Cost $594,380,330)		750,351,227
Short-Term Investments 5.8%
Affiliated Investment Company 5.2%
MainStay U.S. Government Liquidity Fund, 0.01% (m)	87,327,730	87,327,730
Unaffiliated Investment Companies 0.6%
BlackRock Liquidity FedFund, 0.025% (m)(n)	208,933	208,933
Wells Fargo Government Money Market Fund, 0.025% (m)(n)	9,687,306	9,687,306
Total Unaffiliated Investment Companies (Cost $9,896,239)		9,896,239
Total Short-Term Investments (Cost $97,223,969)		97,223,969
Total Investments (Cost $1,466,946,305)	98.8%	1,646,743,863
Other Assets, Less Liabilities	1.2	19,563,182
Net Assets	100.0%	$ 1,666,307,045

†	Percentages indicated are based on Fund net assets.
‡	Less than one-tenth of a percent.
(a)	May be sold to institutional investors only under Rule 144A or securities offered pursuant to Section 4(a)(2) of the Securities Act of 1933, as amended.
(b)	Floating rate—Rate shown was the rate in effect as of October 31, 2021.
(c)	Step coupon—Rate shown was the rate in effect as of October 31, 2021.
(d)	Delayed delivery security.
The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.
27

Portfolio of Investments October 31, 2021† (continued)
(e)	Fixed to floating rate—Rate shown was the rate in effect as of October 31, 2021.
(f)	Security is perpetual and, thus, does not have a predetermined maturity date. The date shown, if applicable, reflects the next call date.
(g)	All or a portion of this security was held on loan. As of October 31, 2021, the aggregate market value of securities on loan was $11,161,549; the total market value of collateral held by the Fund was $11,558,631. The market value of the collateral held included non-cash collateral in the form of U.S. Treasury securities with a value of $1,662,392. The Fund received cash collateral with a value of $9,896,239. (See Note 2(L))
(h)	Collateralized Mortgage Obligation Interest Only Strip—Pays a fixed or variable rate of interest based on mortgage loans or mortgage pass-through securities. The principal amount of the underlying pool represents the notional amount on which the current interest was calculated. The value of these stripped securities may be particularly sensitive to changes in prevailing interest rates and are typically more sensitive to changes in prepayment rates than traditional mortgage-backed securities.
(i)	Coupon rate may change based on changes of the underlying collateral or prepayments of principal. Rate shown was the rate in effect as of October 31, 2021.
(j)	Collateral strip rate—A bond whose interest was based on the weighted net interest rate of the collateral. The coupon rate adjusts periodically based on a predetermined schedule. Rate shown was the rate in effect as of October 31, 2021.
(k)	Treasury Inflation Protected Security—Pays a fixed rate of interest on a principal amount that is continuously adjusted for inflation based on the Consumer Price Index-Urban Consumers.
(l)	Non-income producing security.
(m)	Current yield as of October 31, 2021.
(n)	Represents a security purchased with cash collateral received for securities on loan.
Foreign Currency Forward Contracts
As of October 31, 2021, the Fund held the following foreign currency forward contracts1:
Currency Purchased		Currency Sold		Counterparty	Settlement Date	Unrealized Appreciation (Depreciation)
AUD	23,293,000	USD	17,159,930	JPMorgan Chase Bank N.A.	11/1/21	$ 362,230
AUD	23,293,000	USD	17,508,579	JPMorgan Chase Bank N.A.	2/1/22	13,580
JPY	5,081,523,000	USD	44,545,106	JPMorgan Chase Bank N.A.	2/1/22	39,435
USD	48,024,657	EUR	41,207,000	JPMorgan Chase Bank N.A.	11/1/21	389,365
USD	42,737,793	GBP	30,915,000	JPMorgan Chase Bank N.A.	11/1/21	429,069
Total Unrealized Appreciation						1,233,679
The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.
28	MainStay Income Builder Fund

Currency Purchased		Currency Sold		Counterparty	Settlement Date	Unrealized Appreciation (Depreciation)
EUR	41,207,000	USD	48,851,146	JPMorgan Chase Bank N.A.	11/1/21	$ (1,215,854)
EUR	41,207,000	USD	48,140,243	JPMorgan Chase Bank N.A.	2/1/22	(504,950)
GBP	30,915,000	USD	42,941,244	JPMorgan Chase Bank N.A.	11/1/21	(632,521)
GBP	30,915,000	USD	42,733,217	JPMorgan Chase Bank N.A.	2/1/22	(424,494)
JPY	5,081,523,000	USD	46,400,797	JPMorgan Chase Bank N.A.	11/1/21	(1,816,257)
USD	17,499,845	AUD	23,293,000	JPMorgan Chase Bank N.A.	11/1/21	(22,315)
USD	44,491,634	JPY	5,081,523,000	JPMorgan Chase Bank N.A.	11/1/21	(92,906)
Total Unrealized Depreciation						(4,709,297)
Net Unrealized Depreciation						$ (3,475,618)

1.	Foreign Currency Forward Contracts are subject to limitations such that they cannot be “sold or repurchased,” although the Fund would be able to exit the transaction through other means, such as through the execution of an offsetting transaction.
Futures Contracts
As of October 31, 2021, the Fund held the following futures contracts1:
Type	Number of Contracts	Expiration Date	Value at Trade Date	Current Notional Amount	Unrealized Appreciation (Depreciation)[2]
Long Contracts
U.S. Treasury 2 Year Notes	814	December 2021	$ 179,148,955	$ 178,469,500	$ (679,455)
U.S. Treasury 5 Year Notes	467	December 2021	57,472,256	56,857,250	(615,006)
Euro STOXX 50 Index	1,112	December 2021	53,733,555	54,465,449	731,894
FTSE 100 Index	172	December 2021	16,636,407	17,004,617	368,210
Russell 2000 E-Mini Index	295	December 2021	32,784,598	33,855,675	1,071,077
S&P 500 E-Mini Index	278	December 2021	61,441,899	63,898,300	2,456,401
U.S. Treasury Long Bonds	109	December 2021	17,736,329	17,531,969	(204,360)
U.S. Treasury Ultra Bonds	408	December 2021	80,272,123	80,133,750	(138,373)
XAF Financial Index	421	December 2021	48,453,163	52,114,537	3,661,374
XAI E-Mini Industrial Equity Index	620	December 2021	63,638,753	65,100,000	1,461,247
Yen Denominated Nikkei 225 Index	465	December 2021	60,026,863	59,137,311	(889,552)
Total Long Contracts					7,223,457
Short Contracts
U.S. Treasury 10 Year Notes	(232)	December 2021	(30,492,973)	(30,323,125)	169,848
U.S. Treasury 10 Year Ultra Bonds	(388)	December 2021	(57,227,788)	(56,272,125)	955,663
Total Short Contracts					1,125,511
Net Unrealized Appreciation					$ 8,348,968

1.	As of October 31, 2021, cash in the amount of $24,903,060 was on deposit with a broker or futures commission merchant for futures transactions.
2.	Represents the difference between the value of the contracts at the time they were opened and the value as of October 31, 2021.

Abbreviation(s):
ADR—American Depositary Receipt
AUD—Australia Dollar
EUR—Euro
FHLMC—Federal Home Loan Mortgage Corp.
FNMA—Federal National Mortgage Association
FREMF—Freddie Mac Multifamily
FTSE—Financial Times Stock Exchange
GBP—British Pound Sterling
The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.
29

Portfolio of Investments October 31, 2021† (continued)
GDR—Global Depositary Receipt
GNMA—Government National Mortgage Association
JPY—Japanese Yen
LIBOR—London Interbank Offered Rate
REMIC—Real Estate Mortgage Investment Conduit
SOFR—Secured Overnight Financing Rate
UMBS—Uniform Mortgage Backed Securities
USD—United States Dollar
The following is a summary of the fair valuations according to the inputs used as of October 31, 2021, for valuing the Fund’s assets and liabilities:
Description	Quoted Prices in Active Markets for Identical Assets (Level 1)	Significant Other Observable Inputs (Level 2)	Significant Unobservable Inputs (Level 3)	Total
Asset Valuation Inputs
Investments in Securities (a)
Long-Term Bonds
Asset-Backed Securities	$ —	$ 71,445,756	$ —	$ 71,445,756
Corporate Bonds	—	475,305,956	—	475,305,956
Foreign Government Bonds	—	23,870,035	—	23,870,035
Loan Assignments	—	10,114,407	—	10,114,407
Mortgage-Backed Securities	—	133,656,621	—	133,656,621
Municipal Bond	—	2,805,219	—	2,805,219
U.S. Government & Federal Agencies	—	81,970,673	—	81,970,673
Total Long-Term Bonds	—	799,168,667	—	799,168,667
Common Stocks	750,351,227	—	—	750,351,227
Short-Term Investments
Affiliated Investment Company	87,327,730	—	—	87,327,730
Unaffiliated Investment Companies	9,896,239	—	—	9,896,239
Total Short-Term Investments	97,223,969	—	—	97,223,969
Total Investments in Securities	847,575,196	799,168,667	—	1,646,743,863
Other Financial Instruments
Foreign Currency Forward Contracts (b)	—	1,233,679	—	1,233,679
Futures Contracts (b)	10,875,714	—	—	10,875,714
Total Other Financial Instruments	10,875,714	1,233,679	—	12,109,393
Total Investments in Securities and Other Financial Instruments	$ 858,450,910	$ 800,402,346	$ —	$ 1,658,853,256
Liability Valuation Inputs
Other Financial Instruments
Foreign Currency Forward Contracts (b)	$ —	$ (4,709,297)	$ —	$ (4,709,297)
Futures Contracts (b)	(2,526,746)	—	—	(2,526,746)
Total Other Financial Instruments	$ (2,526,746)	$ (4,709,297)	$ —	$ (7,236,043)

(a)	For a complete listing of investments and their industries, see the Portfolio of Investments.
(b)	The value listed for these securities reflects unrealized appreciation (depreciation) as shown on the Portfolio of Investments.
The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.
30	MainStay Income Builder Fund

Statement of Assets and Liabilities as of October 31, 2021
Assets
Investment in unaffiliated securities, at value (identified cost $1,379,618,575) including securities on loan of $11,161,549	$1,559,416,133
Investment in affiliated investment companies, at value (identified cost $87,327,730)	87,327,730
Cash	22,745
Cash denominated in foreign currencies (identified cost $3,288,239)	3,280,290
Cash collateral on deposit at broker for futures contracts	24,903,060
Receivables:
Investment securities sold	20,436,072
Dividends and interest	8,074,515
Fund shares sold	712,747
Variation margin on futures contracts	462,911
Securities lending	16,743
Unrealized appreciation on foreign currency forward contracts	1,233,679
Other assets	131,832
Total assets	1,706,018,457
Liabilities
Cash collateral received for securities on loan	9,896,239
Payables:
Investment securities purchased	22,386,968
Fund shares redeemed	1,023,832
Manager (See Note 3)	860,281
Transfer agent (See Note 3)	348,607
NYLIFE Distributors (See Note 3)	316,862
Shareholder communication	37,979
Professional fees	12,230
Custodian	9,655
Trustees	2,062
Accrued expenses	3,017
Distributions payable	104,383
Unrealized depreciation on foreign currency forward contracts	4,709,297
Total liabilities	39,711,412
Net assets	$1,666,307,045
Composition of Net Assets
Shares of beneficial interest outstanding (par value of $.01 per share) unlimited number of shares authorized	$ 762,511
Additional paid-in-capital	1,402,801,455
1,403,563,966
Total distributable earnings (loss)	262,743,079
Net assets	$1,666,307,045
Class A
Net assets applicable to outstanding shares	$818,764,276
Shares of beneficial interest outstanding	37,636,807
Net asset value per share outstanding	$ 21.75
Maximum sales charge (3.00% of offering price)	0.67
Maximum offering price per share outstanding	$ 22.42
Investor Class
Net assets applicable to outstanding shares	$ 77,887,040
Shares of beneficial interest outstanding	3,576,946
Net asset value per share outstanding	$ 21.77
Maximum sales charge (2.50% of offering price)	0.56
Maximum offering price per share outstanding	$ 22.33
Class B
Net assets applicable to outstanding shares	$ 16,788,892
Shares of beneficial interest outstanding	765,635
Net asset value and offering price per share outstanding	$ 21.93
Class C
Net assets applicable to outstanding shares	$132,596,338
Shares of beneficial interest outstanding	6,059,437
Net asset value and offering price per share outstanding	$ 21.88
Class I
Net assets applicable to outstanding shares	$505,805,811
Shares of beneficial interest outstanding	23,004,759
Net asset value and offering price per share outstanding	$ 21.99
Class R2
Net assets applicable to outstanding shares	$ 2,961,185
Shares of beneficial interest outstanding	136,132
Net asset value and offering price per share outstanding	$ 21.75
Class R3
Net assets applicable to outstanding shares	$ 2,087,547
Shares of beneficial interest outstanding	95,958
Net asset value and offering price per share outstanding	$ 21.75
Class R6
Net assets applicable to outstanding shares	$109,387,145
Shares of beneficial interest outstanding	4,974,101
Net asset value and offering price per share outstanding	$ 21.99
SIMPLE Class
Net assets applicable to outstanding shares	$ 28,811
Shares of beneficial interest outstanding	1,323
Net asset value and offering price per share outstanding	$ 21.78

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.
31

Statement of Operations for the year ended October 31, 2021
Investment Income (Loss)
Income
Interest (net of foreign tax withholding of $2,165)	$ 25,272,012
Dividends-unaffiliated (net of foreign tax withholding of $1,449,859)	23,675,873
Securities lending	118,205
Dividends-affiliated	6,535
Total income	49,072,625
Expenses
Manager (See Note 3)	9,919,000
Distribution/Service—Class A (See Note 3)	1,892,319
Distribution/Service—Investor Class (See Note 3)	204,873
Distribution/Service—Class B (See Note 3)	190,486
Distribution/Service—Class C (See Note 3)	1,475,651
Distribution/Service—Class R2 (See Note 3)	7,940
Distribution/Service—Class R3 (See Note 3)	9,723
Distribution/Service—SIMPLE Class (See Note 3)	139
Transfer agent (See Note 3)	1,803,895
Registration	186,218
Professional fees	128,596
Shareholder communication	127,114
Custodian	81,682
Trustees	36,247
Insurance	11,811
Shareholder service (See Note 3)	5,121
Miscellaneous	66,838
Total expenses	16,147,653
Net investment income (loss)	32,924,972
Realized and Unrealized Gain (Loss)
Net realized gain (loss) on:
Unaffiliated investment transactions	49,220,858
Futures transactions	76,202,951
Foreign currency transactions	(369,926)
Foreign currency forward transactions	(1,869,708)
Net realized gain (loss)	123,184,175
Net change in unrealized appreciation (depreciation) on:
Unaffiliated investments	116,865,987
Futures contracts	12,826,575
Foreign currency forward contracts	(4,530,111)
Translation of other assets and liabilities in foreign currencies	(1,699,765)
Net change in unrealized appreciation (depreciation)	123,462,686
Net realized and unrealized gain (loss)	246,646,861
Net increase (decrease) in net assets resulting from operations	$279,571,833
The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.
32	MainStay Income Builder Fund

Statements of Changes in Net Assets
for the years ended October 31, 2021 and October 31, 2020
	2021	2020
Increase (Decrease) in Net Assets
Operations:
Net investment income (loss)	$ 32,924,972	$ 33,859,779
Net realized gain (loss)	123,184,175	(32,719,980)
Net change in unrealized appreciation (depreciation)	123,462,686	(19,728,631)
Net increase (decrease) in net assets resulting from operations	279,571,833	(18,588,832)
Distributions to shareholders:
Class A	(18,176,751)	(38,695,065)
Investor Class	(1,829,216)	(4,945,627)
Class B	(282,317)	(1,245,001)
Class C	(2,183,521)	(9,531,711)
Class I	(13,104,698)	(30,256,759)
Class R2	(74,013)	(155,024)
Class R3	(40,509)	(49,678)
Class R6	(2,830,897)	(6,279,420)
SIMPLE Class	(545)	(72)
Total distributions to shareholders	(38,522,467)	(91,158,357)
Capital share transactions:
Net proceeds from sales of shares	258,084,982	320,543,037
Net asset value of shares issued to shareholder in reinvestment of distributions	35,293,233	83,497,446
Cost of shares redeemed	(298,729,082)	(384,329,610)
Increase (decrease) in net assets derived from capital share transactions	(5,350,867)	19,710,873
Net increase (decrease) in net assets	235,698,499	(90,036,316)
Net Assets
Beginning of year	1,430,608,546	1,520,644,862
End of year	$1,666,307,045	$1,430,608,546
The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.
33

Financial Highlights selected per share data and ratios
	Year Ended October 31,
Class A	2021	2020	2019	2018	2017
Net asset value at beginning of year	$ 18.61	$ 19.96	$ 18.51	$ 19.97	$ 18.30
Net investment income (loss) (a)	0.43	0.44	0.54	0.52	0.48
Net realized and unrealized gain (loss)	3.22	(0.61)	1.79	(0.97)	1.74
Total from investment operations	3.65	(0.17)	2.33	(0.45)	2.22
Less distributions:
From net investment income	(0.51)	(0.42)	(0.56)	(0.52)	(0.55)
From net realized gain on investments	—	(0.76)	(0.32)	(0.49)	—
Total distributions	(0.51)	(1.18)	(0.88)	(1.01)	(0.55)
Net asset value at end of year	$ 21.75	$ 18.61	$ 19.96	$ 18.51	$ 19.97
Total investment return (b)	19.74%	(0.90)%	13.09%	(2.38)%	12.30%
Ratios (to average net assets)/Supplemental Data:
Net investment income (loss)	2.04%	2.32%	2.83%	2.72%	2.52%
Net expenses (c)	0.99%	1.02%	1.02%	1.01%	1.01%
Portfolio turnover rate	57%(d)	65%(d)	62%(d)	44%(d)	29%
Net assets at end of year (in 000’s)	$ 818,764	$ 638,250	$ 625,049	$ 571,206	$ 652,333

(a)	Per share data based on average shares outstanding during the year.
(b)	Total investment return is calculated exclusive of sales charges and assumes the reinvestment of dividends and distributions. For periods of less than one year, total return is not annualized.
(c)	In addition to the fees and expenses which the Fund bears directly, it also indirectly bears a pro-rata share of the fees and expenses of the underlying funds in which it invests. Such indirect expenses are not included in the above expense ratios.
(d)	The portfolio turnover rates not including mortgage dollar rolls were 56%, 62%, 54% and 36% for the years ended October 31, 2021, 2020, 2019 and 2018, respectively.

	Year Ended October 31,
Investor Class	2021	2020	2019	2018	2017
Net asset value at beginning of year	$ 18.62	$ 19.98	$ 18.52	$ 19.99	$ 18.31
Net investment income (loss) (a)	0.40	0.41	0.51	0.50	0.47
Net realized and unrealized gain (loss)	3.22	(0.62)	1.80	(0.98)	1.73
Total from investment operations	3.62	(0.21)	2.31	(0.48)	2.20
Less distributions:
From net investment income	(0.47)	(0.39)	(0.53)	(0.50)	(0.52)
From net realized gain on investments	—	(0.76)	(0.32)	(0.49)	—
Total distributions	(0.47)	(1.15)	(0.85)	(0.99)	(0.52)
Net asset value at end of year	$ 21.77	$ 18.62	$ 19.98	$ 18.52	$ 19.99
Total investment return (b)	19.56%	(1.11)%	12.98%	(2.56)%	12.19%
Ratios (to average net assets)/Supplemental Data:
Net investment income (loss)	1.88%	2.16%	2.70%	2.59%	2.45%
Net expenses (c)	1.18%	1.17%	1.16%	1.13%	1.14%
Expenses (before waiver/reimbursement) (c)	1.18%	1.17%	1.17%	1.14%	1.14%
Portfolio turnover rate	57%(d)	65%(d)	62%(d)	44%(d)	29%
Net assets at end of year (in 000's)	$ 77,887	$ 79,992	$ 88,050	$ 85,132	$ 94,000

(a)	Per share data based on average shares outstanding during the year.
(b)	Total investment return is calculated exclusive of sales charges and assumes the reinvestment of dividends and distributions. For periods of less than one year, total return is not annualized.
(c)	In addition to the fees and expenses which the Fund bears directly, it also indirectly bears a pro-rata share of the fees and expenses of the underlying funds in which it invests. Such indirect expenses are not included in the above expense ratios.
(d)	The portfolio turnover rates not including mortgage dollar rolls were 56%, 62%, 54% and 36% for the years ended October 31, 2021, 2020, 2019 and 2018, respectively.

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.
34	MainStay Income Builder Fund

Financial Highlights selected per share data and ratios
	Year Ended October 31,
Class B	2021	2020	2019	2018	2017
Net asset value at beginning of year	$ 18.75	$ 20.11	$ 18.64	$ 20.10	$ 18.40
Net investment income (loss) (a)	0.24	0.27	0.37	0.36	0.32
Net realized and unrealized gain (loss)	3.25	(0.62)	1.81	(0.98)	1.74
Total from investment operations	3.49	(0.35)	2.18	(0.62)	2.06
Less distributions:
From net investment income	(0.31)	(0.25)	(0.39)	(0.35)	(0.36)
From net realized gain on investments	—	(0.76)	(0.32)	(0.49)	—
Total distributions	(0.31)	(1.01)	(0.71)	(0.84)	(0.36)
Net asset value at end of year	$ 21.93	$ 18.75	$ 20.11	$ 18.64	$ 20.10
Total investment return (b)	18.69%	(1.84)%	12.11%	(3.22)%	11.27%
Ratios (to average net assets)/Supplemental Data:
Net investment income (loss)	1.13%	1.42%	1.96%	1.85%	1.67%
Net expenses (c)	1.93%	1.92%	1.91%	1.88%	1.89%
Expenses (before waiver/reimbursement) (c)	1.93%	1.92%	1.92%	1.89%	1.89%
Portfolio turnover rate	57%(d)	65%(d)	62%(d)	44%(d)	29%
Net assets at end of year (in 000’s)	$ 16,789	$ 19,409	$ 26,396	$ 30,343	$ 39,475

(a)	Per share data based on average shares outstanding during the year.
(b)	Total investment return is calculated exclusive of sales charges and assumes the reinvestment of dividends and distributions. For periods of less than one year, total return is not annualized.
(c)	In addition to the fees and expenses which the Fund bears directly, it also indirectly bears a pro-rata share of the fees and expenses of the underlying funds in which it invests. Such indirect expenses are not included in the above expense ratios.
(d)	The portfolio turnover rates not including mortgage dollar rolls were 56%, 62%, 54% and 36% for the years ended October 31, 2021, 2020, 2019 and 2018, respectively.

	Year Ended October 31,
Class C	2021	2020	2019	2018	2017
Net asset value at beginning of year	$ 18.71	$ 20.07	$ 18.60	$ 20.07	$ 18.37
Net investment income (loss) (a)	0.24	0.27	0.37	0.36	0.32
Net realized and unrealized gain (loss)	3.24	(0.62)	1.81	(0.99)	1.74
Total from investment operations	3.48	(0.35)	2.18	(0.63)	2.06
Less distributions:
From net investment income	(0.31)	(0.25)	(0.39)	(0.35)	(0.36)
From net realized gain on investments	—	(0.76)	(0.32)	(0.49)	—
Total distributions	(0.31)	(1.01)	(0.71)	(0.84)	(0.36)
Net asset value at end of year	$ 21.88	$ 18.71	$ 20.07	$ 18.60	$ 20.07
Total investment return (b)	18.68%	(1.85)%	12.13%	(3.28)%	11.35%
Ratios (to average net assets)/Supplemental Data:
Net investment income (loss)	1.13%	1.42%	1.95%	1.85%	1.65%
Net expenses (c)	1.93%	1.92%	1.91%	1.88%	1.89%
Expenses (before waiver/reimbursement) (c)	1.93%	1.92%	1.92%	1.89%	1.89%
Portfolio turnover rate	57%(d)	65%(d)	62%(d)	44%(d)	29%
Net assets at end of year (in 000’s)	$ 132,596	$ 148,220	$ 191,737	$ 212,400	$ 266,592

(a)	Per share data based on average shares outstanding during the year.
(b)	Total investment return is calculated exclusive of sales charges and assumes the reinvestment of dividends and distributions. For periods of less than one year, total return is not annualized.
(c)	In addition to the fees and expenses which the Fund bears directly, it also indirectly bears a pro-rata share of the fees and expenses of the underlying funds in which it invests. Such indirect expenses are not included in the above expense ratios.
(d)	The portfolio turnover rates not including mortgage dollar rolls were 56%, 62%, 54% and 36% for the years ended October 31, 2021, 2020, 2019 and 2018, respectively.

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.
35

Financial Highlights selected per share data and ratios
	Year Ended October 31,
Class I	2021	2020	2019	2018	2017
Net asset value at beginning of year	$ 18.80	$ 20.16	$ 18.68	$ 20.15	$ 18.46
Net investment income (loss) (a)	0.49	0.49	0.59	0.58	0.54
Net realized and unrealized gain (loss)	3.26	(0.62)	1.82	(0.99)	1.75
Total from investment operations	3.75	(0.13)	2.41	(0.41)	2.29
Less distributions:
From net investment income	(0.56)	(0.47)	(0.61)	(0.57)	(0.60)
From net realized gain on investments	—	(0.76)	(0.32)	(0.49)	—
Total distributions	(0.56)	(1.23)	(0.93)	(1.06)	(0.60)
Net asset value at end of year	$ 21.99	$ 18.80	$ 20.16	$ 18.68	$ 20.15
Total investment return (b)	20.10%	(0.69)%	13.41%	(2.17)%	12.60%
Ratios (to average net assets)/Supplemental Data:
Net investment income (loss)	2.30%	2.57%	3.09%	3.03%	2.77%
Net expenses (c)	0.74%	0.77%	0.77%	0.76%	0.76%
Portfolio turnover rate	57%(d)	65%(d)	62%(d)	44%(d)	29%
Net assets at end of year (in 000’s)	$ 505,806	$ 448,922	$ 484,614	$ 499,675	$ 766,054

(a)	Per share data based on average shares outstanding during the year.
(b)	Total investment return is calculated exclusive of sales charges and assumes the reinvestment of dividends and distributions. Class I shares are not subject to sales charges. For periods of less than one year, total return is not annualized.
(c)	In addition to the fees and expenses which the Fund bears directly, it also indirectly bears a pro-rata share of the fees and expenses of the underlying funds in which it invests. Such indirect expenses are not included in the above expense ratios.
(d)	The portfolio turnover rates not including mortgage dollar rolls were 56%, 62%, 54% and 36% for the years ended October 31, 2021, 2020, 2019 and 2018, respectively.

	Year Ended October 31,
Class R2	2021	2020	2019	2018	2017
Net asset value at beginning of year	$ 18.61	$ 19.95	$ 18.50	$ 19.96	$ 18.29
Net investment income (loss) (a)	0.41	0.42	0.52	0.50	0.46
Net realized and unrealized gain (loss)	3.22	(0.59)	1.79	(0.97)	1.74
Total from investment operations	3.63	(0.17)	2.31	(0.47)	2.20
Less distributions:
From net investment income	(0.49)	(0.41)	(0.54)	(0.50)	(0.53)
From net realized gain on investments	—	(0.76)	(0.32)	(0.49)	—
Total distributions	(0.49)	(1.17)	(0.86)	(0.99)	(0.53)
Net asset value at end of year	$ 21.75	$ 18.61	$ 19.95	$ 18.50	$ 19.96
Total investment return (b)	19.68%	(1.00)%	12.98%	(2.48)%	12.20%
Ratios (to average net assets)/Supplemental Data:
Net investment income (loss)	1.96%	2.21%	2.77%	2.61%	2.36%
Net expenses (c)	1.09%	1.11%	1.12%	1.11%	1.11%
Portfolio turnover rate	57%(d)	65%(d)	62%(d)	44%(d)	29%
Net assets at end of year (in 000’s)	$ 2,961	$ 3,044	$ 2,524	$ 3,587	$ 4,409

(a)	Per share data based on average shares outstanding during the year.
(b)	Total investment return is calculated exclusive of sales charges and assumes the reinvestment of dividends and distributions. Class R2 shares are not subject to sales charges. For periods of less than one year, total return is not annualized.
(c)	In addition to the fees and expenses which the Fund bears directly, it also indirectly bears a pro-rata share of the fees and expenses of the underlying funds in which it invests. Such indirect expenses are not included in the above expense ratios.
(d)	The portfolio turnover rates not including mortgage dollar rolls were 56%, 62%, 54% and 36% for the years ended October 31, 2021, 2020, 2019 and 2018, respectively.

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.
36	MainStay Income Builder Fund

Financial Highlights selected per share data and ratios
	Year Ended October 31,
Class R3	2021	2020	2019	2018	2017
Net asset value at beginning of year	$ 18.61	$ 19.96	$ 18.51	$ 19.97	$ 18.30
Net investment income (loss) (a)	0.36	0.37	0.45	0.42	0.42
Net realized and unrealized gain (loss)	3.22	(0.60)	1.82	(0.94)	1.73
Total from investment operations	3.58	(0.23)	2.27	(0.52)	2.15
Less distributions:
From net investment income	(0.44)	(0.36)	(0.50)	(0.45)	(0.48)
From net realized gain on investments	—	(0.76)	(0.32)	(0.49)	—
Total distributions	(0.44)	(1.12)	(0.82)	(0.94)	(0.48)
Net asset value at end of year	$ 21.75	$ 18.61	$ 19.96	$ 18.51	$ 19.97
Total investment return (b)	19.39%	(1.24)%	12.70%	(2.73)%	11.89%
Ratios (to average net assets)/Supplemental Data:
Net investment income (loss)	1.70%	1.97%	2.34%	2.19%	2.16%
Net expenses (c)	1.34%	1.37%	1.36%	1.35%	1.36%
Portfolio turnover rate	57%(d)	65%(d)	62%(d)	44%(d)	29%
Net assets at end of year (in 000’s)	$ 2,088	$ 1,196	$ 590	$ 136	$ 201

(a)	Per share data based on average shares outstanding during the year.
(b)	Total investment return is calculated exclusive of sales charges and assumes the reinvestment of dividends and distributions. Class R3 shares are not subject to sales charges. For periods of less than one year, total return is not annualized.
(c)	In addition to the fees and expenses which the Fund bears directly, it also indirectly bears a pro-rata share of the fees and expenses of the underlying funds in which it invests. Such indirect expenses are not included in the above expense ratios.
(d)	The portfolio turnover rates not including mortgage dollar rolls were 56%, 62%, 54% and 36% for the years ended October 31, 2021, 2020, 2019 and 2018, respectively.

	Year Ended October 31,			February 28, 2018^ through October 31, 2018
Class R6	2021	2020	2019
Net asset value at beginning of period	$ 18.80	$ 20.16	$ 18.68	$ 19.19
Net investment income (loss) (a)	0.51	0.51	0.61	0.33
Net realized and unrealized gain (loss)	3.26	(0.62)	1.82	(0.44)
Total from investment operations	3.77	(0.11)	2.43	(0.11)
Less distributions:
From net investment income	(0.58)	(0.49)	(0.63)	(0.40)
From net realized gain on investments	—	(0.76)	(0.32)	—
Total distributions	(0.58)	(1.25)	(0.95)	(0.40)
Net asset value at end of period	$ 21.99	$ 18.80	$ 20.16	$ 18.68
Total investment return (b)	20.20%	(0.60)%	13.52%	(0.61)%
Ratios (to average net assets)/Supplemental Data:
Net investment income (loss)	2.38%	2.67%	3.18%	2.55%††
Net expenses (c)	0.66%	0.67%	0.67%	0.66%††
Portfolio turnover rate (d)	57%	65%	62%	44%
Net assets at end of period (in 000’s)	$ 109,387	$ 91,551	$ 101,685	$ 94,869

^	Inception date.
††	Annualized.
(a)	Per share data based on average shares outstanding during the period.
(b)	Total investment return is calculated exclusive of sales charges and assumes the reinvestment of dividends and distributions. Class R6 shares are not subject to sales charges. For periods of less than one year, total return is not annualized.
(c)	In addition to the fees and expenses which the Fund bears directly, it also indirectly bears a pro-rata share of the fees and expenses of the underlying funds in which it invests. Such indirect expenses are not included in the above expense ratios.
(d)	The portfolio turnover rates not including mortgage dollar rolls were 56%, 62%, 54% and 36% for the years ended October 31, 2021, 2020, 2019 and 2018, respectively.

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.
37

Financial Highlights selected per share data and ratios
	Year Ended October 31,	August 31, 2020^ through October 31,
SIMPLE Class	2021	2020
Net asset value at beginning of period	$ 18.62	$ 19.33
Net investment income (loss) (a)	0.34	0.04
Net realized and unrealized gain (loss)	3.24	(0.69)
Total from investment operations	3.58	(0.65)
Less distributions:
From net investment income	(0.42)	(0.06)
Net asset value at end of period	$ 21.78	$ 18.62
Total investment return (b)	19.26%	(3.39)%
Ratios (to average net assets)/Supplemental Data:
Net investment income (loss)	1.61%	1.62%
Net expenses (c)	1.43%	1.43%
Portfolio turnover rate (d)	57%	65%
Net assets at end of period (in 000’s)	$ 29	$ 24

^	Inception date.
(a)	Per share data based on average shares outstanding during the period.
(b)	Total investment return is calculated exclusive of sales charges and assumes the reinvestment of dividends and distributions. SIMPLE Class shares are not subject to sales charges. For periods of less than one year, total return is not annualized.
(c)	In addition to the fees and expenses which the Fund bears directly, it also indirectly bears a pro-rata share of the fees and expenses of the underlying funds in which it invests. Such indirect expenses are not included in the above expense ratios.
(d)	The portfolio turnover rates not including mortgage dollar rolls were 56% and 62% for the years ended October 31, 2021 and 2020 respectively.
The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.
38	MainStay Income Builder Fund

Notes to Financial Statements
Note 1-Organization and Business
The MainStay Funds (the “Trust”) was organized on January 9, 1986, as a Massachusetts business trust. The Trust is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company, and is comprised of twelve funds (collectively referred to as the "Funds"). These financial statements and notes relate to the MainStay Income Builder Fund (the "Fund"), a “diversified” fund, as that term is defined in the 1940 Act, as interpreted or modified by regulatory authorities having jurisdiction, from time to time.
The following table lists the Fund's share classes that have been registered and commenced operations:
Class	Commenced Operations
Class A	January 3, 1995
Investor Class	February 28, 2008
Class B	December 29, 1987
Class C	September 1, 1998
Class I	January 2, 2004
Class R2	February 27, 2015
Class R3	February 29, 2016
Class R6	February 28, 2018
SIMPLE Class	August 31, 2020
Class B shares of the MainStay Group of Funds are closed to all new purchases as well as additional investments by existing Class B shareholders. Existing Class B shareholders may continue to reinvest dividends and capital gains distributions, as well as exchange their Class B shares for Class B shares of other funds in the MainStay Group of Funds as permitted by the current exchange privileges. Class B shareholders continue to be subject to any applicable contingent deferred sales charge ("CDSC") at the time of redemption. All other features of the Class B shares, including but not limited to the fees and expenses applicable to Class B shares, remain unchanged. Unless redeemed, Class B shareholders will remain in Class B shares of their respective fund until the Class B shares are converted to Class A or Investor Class shares pursuant to the applicable conversion schedule.
Class A and Investor Class shares are offered at net asset value (“NAV”) per share plus an initial sales charge. No initial sales charge applies to investments of $250,000 or more (and certain other qualified purchases) in Class A and Investor Class shares. However, a CDSC of 1.00% may be imposed on certain redemptions made within 18 months of the date of purchase on shares that were purchased without an initial sales charge. Class C shares are offered at NAV without an initial sales charge, although a 1.00% CDSC may be imposed on certain redemptions of such shares made within one year of the date of purchase of Class C shares. When Class B shares were offered, they were offered at NAV without an initial sales charge, although a CDSC that declines depending on the number of years a shareholder has held its Class B shares may be imposed on certain redemptions of such shares made within six years of the date of purchase of such shares. Class I, Class R2, Class R3, Class R6 and SIMPLE Class shares are offered at NAV without a sales charge. Depending upon eligibility, Class B shares convert to either Class A or Investor Class shares at the end of the calendar quarter eight years after the date they were purchased. In addition, depending upon eligibility, Class C shares convert to either Class A or Investor Class shares at the end of the calendar quarter ten years after the date they were purchased. Additionally, Investor Class shares may convert automatically to Class A shares. SIMPLE Class shares convert to Class A shares, or Investor Class shares if you are not eligible to hold Class A shares, at the end of the calendar quarter, ten years after the date they were purchased. Share class conversions are based on the relevant NAVs of the two classes at the time of the conversion, and no sales load or other charge is imposed. Under certain circumstances and as may be permitted by the Trust’s multiple class plan pursuant to Rule 18f-3 under the 1940 Act, specified share classes of the Fund may be converted to one or more other share classes of the Fund as disclosed in the capital share transactions within these Notes. The classes of shares have the same voting (except for issues that relate solely to one class), dividend, liquidation and other rights, and the same terms and conditions, except that under distribution plans pursuant to Rule 12b-1 under the 1940 Act, Class B and Class C shares are subject to higher distribution and/or service fees than Class A, Investor Class, Class R2, Class R3 and SIMPLE Class shares. Class I and Class R6 shares are not subject to a distribution and/or service fee. Class R2 and Class R3 shares are subject to a shareholder service fee, which is in addition to fees paid under the distribution plans for Class R2 and Class R3 shares.
The Fund's investment objective is to seek current income consistent with reasonable opportunity for future growth of capital and income.
Note 2–Significant Accounting Policies
The Fund is an investment company and accordingly follows the investment company accounting and reporting guidance of the Financial Accounting Standards Board (“FASB”) Accounting Standards Codification Topic 946 Financial Services—Investment Companies. The Fund prepares its financial statements in accordance with generally accepted accounting principles (“GAAP”) in the United States of America and follows the significant accounting policies described below.
(A) Securities Valuation.  Investments are usually valued as of the close of regular trading on the New York Stock Exchange (the "Exchange") (usually 4:00 p.m. Eastern time) on each day the Fund is open for business ("valuation date").
The Board of Trustees of the Trust (the "Board") adopted procedures establishing methodologies for the valuation of the Fund's securities and other assets and delegated the responsibility for valuation determinations under those procedures to the Valuation Committee of the Trust (the “Valuation Committee”). The procedures state that, subject to the oversight of the Board and unless otherwise noted, the responsibility for the day-to-day valuation of portfolio assets (including fair value measurements for the Fund's assets and liabilities) rests with New York Life Investment Management LLC (“New York Life Investments” or the "Manager"), aided to whatever extent necessary by the Subadvisors (as

39

Notes to Financial Statements (continued)
defined in Note 3(A)). To assess the appropriateness of security valuations, the Manager, the Subadvisors or the Fund's third-party service provider, who is subject to oversight by the Manager, regularly compares prior day prices, prices on comparable securities and the sale prices to the prior and current day prices and challenges prices with changes exceeding certain tolerance levels with third-party pricing services or broker sources.
The Board authorized the Valuation Committee to appoint a Valuation Subcommittee (the “Subcommittee”) to establish the prices of securities for which market quotations are not readily available or the prices of which are not otherwise readily determinable under the procedures. The Subcommittee meets (in person, via electronic mail or via teleconference) on an as-needed basis. The Valuation Committee meets to ensure that actions taken by the Subcommittee were appropriate.
For those securities valued through either a standardized fair valuation methodology or a fair valuation measurement, the Subcommittee deals with such valuation and the Valuation Committee reviews and affirms, if appropriate, the reasonableness of the valuation based on such methodologies and measurements on a regular basis after considering information that is reasonably available and deemed relevant by the Valuation Committee. Any action taken by the Subcommittee with respect to the valuation of a portfolio security or other asset is submitted for review and ratification (if appropriate) to the Valuation Committee and the Board at the next regularly scheduled meeting.
"Fair value" is defined as the price the Fund would reasonably expect to receive upon selling an asset or liability in an orderly transaction to an independent buyer in the principal or most advantageous market for the asset or liability. Fair value measurements are determined within a framework that establishes a three-tier hierarchy that maximizes the use of observable market data and minimizes the use of unobservable inputs to establish a classification of fair value measurements for disclosure purposes. "Inputs" refer broadly to the assumptions that market participants would use in pricing the asset or liability, including assumptions about risk, such as the risk inherent in a particular valuation technique used to measure fair value using a pricing model and/or the risk inherent in the inputs for the valuation technique. Inputs may be observable or unobservable. Observable inputs reflect the assumptions market participants would use in pricing the asset or liability based on market data obtained from sources independent of the Fund. Unobservable inputs reflect the Fund’s own assumptions about the assumptions market participants would use in pricing the asset or liability based on the information available. The inputs or methodology used for valuing assets or liabilities may not be an indication of the risks associated with investing in those assets or liabilities. The three-tier hierarchy of inputs is summarized below.
•	Level 1—quoted prices in active markets for an identical asset or liability
•	Level 2—other significant observable inputs (including quoted prices for a similar asset or liability in active markets, interest rates and yield curves, prepayment speeds, credit risk, etc.)
•	Level 3—significant unobservable inputs (including the Fund's own assumptions about the assumptions that market participants would use in measuring fair value of an asset or liability)
The level of an asset or liability within the fair value hierarchy is based on the lowest level of an input, both individually and in the aggregate, that is significant to the fair value measurement. The aggregate value by input level of the Fund’s assets and liabilities as of October 31, 2021, is included at the end of the Portfolio of Investments.
The Fund may use third-party vendor evaluations, whose prices may be derived from one or more of the following standard inputs, among others:
• Broker/dealer quotes	• Benchmark securities
• Two-sided markets	• Reference data (corporate actions or material event notices)
• Bids/offers	• Monthly payment information
• Industry and economic events	• Reported trades
An asset or liability for which market values cannot be measured using the methodologies described above is valued by methods deemed reasonable in good faith by the Valuation Committee, following the procedures established by the Board, to represent fair value. Under these procedures, the Fund generally uses a market-based approach which may use related or comparable assets or liabilities, recent transactions, market multiples, book values and other relevant information. The Fund may also use an income-based valuation approach in which the anticipated future cash flows of the asset or liability are discounted to calculate fair value. Discounts may also be applied due to the nature and/or duration of any restrictions on the disposition of the asset or liability. Fair value represents a good faith approximation of the value of a security. Fair value determinations involve the consideration of a number of subjective factors, an analysis of applicable facts and circumstances and the exercise of judgment. As a result, it is possible that the fair value for a security determined in good faith in accordance with the Fund's valuation procedures may differ from valuations for the same security determined by other funds using their own valuation procedures. Although the Fund's valuation procedures are designed to value a security at the price the Fund may reasonably expect to receive upon the security's sale in an orderly transaction, there can be no assurance that any fair value determination thereunder would, in fact, approximate the amount that the Fund would actually realize upon the sale of the security or the price at which the security would trade if a reliable market price were readily available. During the year ended October 31, 2021, there were no material changes to the fair value methodologies.
Securities which may be valued in this manner include, but are not limited to: (i) a security for which trading has been halted or suspended; (ii) a debt security that has recently gone into default and for which there is not a current market quotation; (iii) a security of an issuer that has entered into a restructuring; (iv) a security that has been delisted from a national exchange; (v) a security for which the market price is not readily available from a third-party pricing source or, if so provided, does not, in the opinion of the Manager or the Subadvisors, reflect the security's market

40	MainStay Income Builder Fund

value; (vi) a security subject to trading collars for which no or limited trading takes place; and (vii) a security whose principal market has been temporarily closed at a time when, under normal conditions, it would be open. Securities valued in this manner are generally categorized as Level 3 in the hierarchy. No securities held by the Fund as of October 31, 2021 were fair valued in such a manner.
Certain securities held by the Fund may principally trade in foreign markets. Events may occur between the time the foreign markets close and the time at which the Fund's NAVs are calculated. These events may include, but are not limited to, situations relating to a single issuer in a market sector, significant fluctuations in U.S. or foreign markets, natural disasters, armed conflicts, governmental actions or other developments not tied directly to the securities markets. Should the Manager or the Subadvisors conclude that such events may have affected the accuracy of the last price of such securities reported on the local foreign market, the Subcommittee may, pursuant to procedures adopted by the Board, adjust the value of the local price to reflect the estimated impact on the price of such securities as a result of such events. In this instance, securities are generally categorized as Level 3 in the hierarchy. Additionally, certain foreign equity securities are also fair valued whenever the movement of a particular index exceeds certain thresholds. In such cases, the securities are fair valued by applying factors provided by a third-party vendor in accordance with valuation procedures adopted by the Board and are generally categorized as Level 2 in the hierarchy. No foreign equity securities held by the Fund as of October 31, 2021 were fair valued in such a manner.
Equity securities are valued at the last quoted sales prices as of the close of regular trading on the relevant exchange on each valuation date. Securities that are not traded on the valuation date are valued at the mean of the last quoted bid and ask prices. Prices are normally taken from the principal market in which each security trades. These securities are generally categorized as Level 1 in the hierarchy.
Investments in mutual funds, including money market funds, are valued at their respective NAVs at the close of business each day on the valuation date. These securities are generally categorized as Level 1 in the hierarchy.
Futures contracts are valued at the last posted settlement price on the market where such futures are primarily traded. These securities are generally categorized as Level 1 in the hierarchy.
Municipal debt securities are valued at the evaluated mean prices supplied by a pricing agent or broker selected by the Manager, in consultation with the Subadvisor. The evaluations are market-based measurements processed through a pricing application and represents the pricing agent's good faith determination as to what a holder may receive in an orderly transaction under market conditions. The rules-based logic utilizes valuation techniques that reflect participants' assumptions and vary by asset class and per methodology, maximizing the use of relevant observable data including quoted prices for similar assets, benchmark yield curves and market corroborated inputs. The evaluated bid or mean prices are deemed by the Manager, in consultation with the Subadvisor, to be representative of market values, at the regular close of trading of the Exchange on each valuation date. Municipal debt securities purchased on a delayed delivery basis are marked to market daily until settlement at the forward settlement date. Municipal debt securities are generally categorized as Level 2 in the hierarchy.
Debt securities (other than convertible and municipal bonds) are valued at the evaluated bid prices (evaluated mean prices in the case of convertible and municipal bonds) supplied by a pricing agent or broker selected by the Manager, in consultation with the Subadvisors. The evaluations are market-based measurements processed through a pricing application and represents the pricing agent’s good faith determination as to what a holder may receive in an orderly transaction under market conditions. The rules-based logic utilizes valuation techniques that reflect participants’ assumptions and vary by asset class and per methodology, maximizing the use of relevant observable data including quoted prices for similar assets, benchmark yield curves and market corroborated inputs. The evaluated bid or mean prices are deemed by the Manager, in consultation with the Subadvisors, to be representative of market values at the regular close of trading of the Exchange on each valuation date. Debt securities purchased on a delayed delivery basis are marked to market daily until settlement at the forward settlement date. Debt securities, including corporate bonds, U.S. government and federal agency bonds, municipal bonds, foreign bonds, convertible bonds, asset-backed securities and mortgage-backed securities are generally categorized as Level 2 in the hierarchy.
Foreign currency forward contracts are valued at their fair market values measured on the basis of the mean between the last current bid and ask prices based on dealer or exchange quotations and are generally categorized as Level 2 in the hierarchy.
Loan assignments, participations and commitments are valued at the average of bid quotations obtained from the engaged independent pricing service and are generally categorized as Level 2 in the hierarchy. Certain loan assignments, participations and commitments may be valued by utilizing significant unobservable inputs obtained from the pricing service and are generally categorized as Level 3 in the hierarchy.
Temporary cash investments acquired in excess of 60 days to maturity at the time of purchase are valued using the latest bid prices or using valuations based on a matrix system (which considers such factors as security prices, yields, maturities and ratings), both as furnished by independent pricing services. Temporary cash investments that mature in 60 days or less at the time of purchase ("Short-Term Investments") are valued using the amortized cost method of valuation, unless the use of such method would be inappropriate. The amortized cost method involves valuing a security at its cost on the date of purchase and thereafter assuming a constant amortization to maturity of the difference between such cost and the value on maturity date. Amortized cost approximates the current fair value of a security. Securities valued using the amortized cost method are not valued using quoted prices in an active market and are generally categorized as Level 2 in the hierarchy.
41

Notes to Financial Statements (continued)
The information above is not intended to reflect an exhaustive list of the methodologies that may be used to value portfolio investments. The valuation procedures permit the use of a variety of valuation methodologies in connection with valuing portfolio investments. The methodology used for a specific type of investment may vary based on the market data available or other considerations. The methodologies summarized above may not represent the specific means by which portfolio investments are valued on any particular business day.
A portfolio investment may be classified as an illiquid investment under the Fund's written liquidity risk management program and related procedures (“Liquidity Program”). Illiquidity of an investment might prevent the sale of such investment at a time when the Manager or the Subadvisors might wish to sell, and these investments could have the effect of decreasing the overall level of the Fund's liquidity. Further, the lack of an established secondary market may make it more difficult to value illiquid investments, requiring the Fund to rely on judgments that may be somewhat subjective in measuring value, which could vary materially from the amount that the Fund could realize upon disposition. Difficulty in selling illiquid investments may result in a loss or may be costly to the Fund. An illiquid investment is any investment that the Manager or Subadvisors reasonably expects cannot be sold or disposed of in current market conditions in seven calendar days or less without the sale or disposition significantly changing the market value of the investment. The liquidity classification of each investment will be made using information obtained after reasonable inquiry and taking into account, among other things, relevant market, trading and investment-specific considerations in accordance with the Liquidity Program. Illiquid investments are often valued in accordance with methods deemed by the Board in good faith to be reasonable and appropriate to accurately reflect their fair value. The liquidity of the Fund's investments was determined as of October 31, 2021, and can change at any time. Illiquid investments as of October 31, 2021, are shown in the Portfolio of Investments.
(B) Income Taxes.  The Fund's policy is to comply with the requirements of the Internal Revenue Code of 1986, as amended (the “Internal Revenue Code”), applicable to regulated investment companies and to distribute all of its taxable income to the shareholders of the Fund within the allowable time limits.
The Manager evaluates the Fund’s tax positions to determine if the tax positions taken meet the minimum recognition threshold in connection with accounting for uncertainties in income tax positions taken or expected to be taken for the purposes of measuring and recognizing tax liabilities in the financial statements. Recognition of tax benefits of an uncertain tax position is permitted only to the extent the position is “more likely than not” to be sustained assuming examination by taxing authorities. The Manager analyzed the Fund's tax positions taken on federal, state and local income tax returns for all open tax years (for up to three tax years) and has concluded that no provisions for federal, state and local income tax are required in the Fund's financial statements. The Fund's federal, state and local income tax and federal excise tax returns for tax years for which the applicable statutes of limitations have not expired are subject to examination by the Internal Revenue Service and state and local departments of revenue.
(C) Foreign Taxes. The Fund may be subject to foreign taxes on income and other transaction-based taxes imposed by certain countries in which it invests. A portion of the taxes on gains on investments or currency purchases/repatriation may be reclaimable. The Fund will accrue such taxes and reclaims as applicable, based upon its current interpretation of tax rules and regulations that exist in the markets in which it invests.
The Fund may be subject to taxation on realized capital gains, repatriation proceeds and other transaction-based taxes imposed by certain countries in which it invests. The Fund will accrue such taxes as applicable based upon its current interpretation of tax rules and regulations that exist in the market in which it invests. Capital gains taxes relating to positions still held are reflected as a liability in the Statement of Assets and Liabilities, as well as an adjustment to the Fund's net unrealized appreciation (depreciation). Taxes related to capital gains realized, if any, are reflected as part of net realized gain (loss) in the Statement of Operations. Changes in tax liabilities related to capital gains taxes on unrealized investment gains, if any, are reflected as part of the change in net unrealized appreciation (depreciation) on investments in the Statement of Operations. Transaction-based charges are generally assessed as a percentage of the transaction amount.
(D) Dividends and Distributions to Shareholders. Dividends and distributions are recorded on the ex-dividend date. The Fund intends to declare and pay dividends from net investment income, if any, at least monthly and distributions from net realized capital and currency gains, if any, at least annually. Unless a shareholder elects otherwise, all dividends and distributions are reinvested at NAV in the same class of shares of the Fund. Dividends and distributions to shareholders are determined in accordance with federal income tax regulations and may differ from determinations using GAAP.
(E) Security Transactions and Investment Income.  The Fund records security transactions on the trade date. Realized gains and losses on security transactions are determined using the identified cost method. Dividend income is recognized on the ex-dividend date, net of any foreign tax withheld at the source, and interest income is accrued as earned using the effective interest rate method and includes any realized gains and losses from repayments of principal on mortgage-backed securities. Distributions received from real estate investment trusts may be classified as dividends, capital gains and/or return of capital. Discounts and premiums on securities purchased for the Fund are accreted and amortized, respectively, on the effective interest rate method. Income from payment-in-kind securities, to the extent the Fund held any such securities during the year ended October 31, 2021, is accreted daily based on the effective interest method.
Investment income and realized and unrealized gains and losses on investments of the Fund are allocated pro rata to the separate classes of

42	MainStay Income Builder Fund

shares based upon their relative net assets on the date the income is earned or realized and unrealized gains and losses are incurred.
The Fund may place a debt security on non-accrual status and reduce related interest income by ceasing current accruals and writing off all or a portion of any interest receivables when the collection of all or a portion of such interest has become doubtful. A debt security is removed from non-accrual status when the issuer resumes interest payments or when collectability of interest is reasonably assured.
(F) Expenses.  Expenses of the Trust are allocated to the individual Funds in proportion to the net assets of the respective Funds when the expenses are incurred, except where direct allocations of expenses can be made. Expenses (other than transfer agent expenses and fees incurred under the shareholder services plans and/or the distribution plans further discussed in Note 3(B)) are allocated to separate classes of shares pro rata based upon their relative net assets on the date the expenses are incurred. The expenses borne by the Fund, including those of related parties to the Fund, are shown in the Statement of Operations.
Additionally, the Fund may invest in mutual funds, which are subject to management fees and other fees that may cause the costs of investing in mutual funds to be greater than the costs of owning the underlying securities directly. These indirect expenses of mutual funds are not included in the amounts shown as expenses in the Statement of Operations or in the expense ratios included in the Financial Highlights.
(G) Use of Estimates.  In preparing financial statements in conformity with GAAP, the Manager makes estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results could differ from those estimates and assumptions.
(H) Futures Contracts.  A futures contract is an agreement to purchase or sell a specified quantity of an underlying instrument at a specified future date and price, or to make or receive a cash payment based on the value of a financial instrument (e.g., foreign currency, interest rate, security or securities index). The Fund is subject to risks such as market price risk and/or interest rate risk in the normal course of investing in these contracts. Upon entering into a futures contract, the Fund is required to pledge to the broker or futures commission merchant an amount of cash and/or U.S. government securities equal to a certain percentage of the collateral amount, known as the “initial margin.” During the period the futures contract is open, changes in the value of the contract are recognized as unrealized appreciation or depreciation by marking to market such contract on a daily basis to reflect the market value of the contract at the end of each day’s trading. The Fund agrees to receive from or pay to the broker or futures commission merchant an amount of cash equal to the daily fluctuation in the value of the contract. Such receipts or payments are known as “variation margin.” When the futures contract is closed, the Fund records a realized gain or loss equal to the difference between the proceeds from (or cost of) the closing transaction and the Fund's basis in the contract.
The use of futures contracts involves, to varying degrees, elements of market risk in excess of the amount recognized in the Statement of
Assets and Liabilities. The contract or notional amounts and variation margin reflect the extent of the Fund's involvement in open futures positions. There are several risks associated with the use of futures contracts as hedging techniques. There can be no assurance that a liquid market will exist at the time when the Fund seeks to close out a futures contract. If no liquid market exists, the Fund would remain obligated to meet margin requirements until the position is closed. Futures contracts may involve a small initial investment relative to the risk assumed, which could result in losses greater than if the Fund did not invest in futures contracts. Futures contracts may be more volatile than direct investments in the instrument underlying the futures and may not correlate to the underlying instrument, causing a given hedge not to achieve its objectives. The Fund's activities in futures contracts have minimal counterparty risk as they are conducted through regulated exchanges that guarantee the futures against default by the counterparty. In the event of a bankruptcy or insolvency of a futures commission merchant that holds margin on behalf of the Fund, the Fund may not be entitled to the return of the entire margin owed to the Fund, potentially resulting in a loss. The Fund may invest in futures contracts to seek enhanced returns or to reduce the risk of loss by hedging certain of its holdings. The Fund's investment in futures contracts and other derivatives may increase the volatility of the Fund's NAVs and may result in a loss to the Fund. Open futures contracts as of October 31, 2021, are shown in the Portfolio of Investments.
(I) Loan Assignments, Participations and Commitments.  The Fund may invest in loan assignments and participations ("loans"). Commitments are agreements to make money available to a borrower in a specified amount, at a specified rate and within a specified time. The Fund records an investment when the borrower withdraws money on a commitment or when a funded loan is purchased (trade date) and records interest as earned. These loans pay interest at rates that are periodically reset by reference to a base lending rate plus a spread. These base lending rates are generally the prime rate offered by a designated U.S. bank or the London Interbank Offered Rate ("LIBOR").
The loans in which the Fund may invest are generally readily marketable, but may be subject to some restrictions on resale. For example, the Fund may be contractually obligated to receive approval from the agent bank and/or borrower prior to the sale of these investments. If the Fund purchases an assignment from a lender, the Fund will generally have direct contractual rights against the borrower in favor of the lender. If the Fund purchases a participation interest either from a lender or a participant, the Fund typically will have established a direct contractual relationship with the seller of the participation interest, but not with the borrower. Consequently, the Fund is subject to the credit risk of the lender or participant who sold the participation interest to the Fund, in addition to the usual credit risk of the borrower. In the event that the borrower, selling participant or intermediate participants become insolvent or enter into bankruptcy, the Fund may incur certain costs and delays in realizing payment, or may suffer a loss of principal and/or interest.
43

Notes to Financial Statements (continued)
Unfunded commitments represent the remaining obligation of the Fund to the borrower. At any point in time, up to the maturity date of the issue, the borrower may demand the unfunded portion. Unfunded amounts, if any, are marked to market and any unrealized gains or losses are recorded in the Statement of Assets and Liabilities. As of October 31, 2021, the Fund did not hold any unfunded commitments.
(J) Foreign Currency Forward Contracts. The Fund may enter into foreign currency forward contracts, which are agreements to buy or sell foreign currencies on a specified future date at a specified rate. The Fund is subject to foreign currency exchange rate risk in the normal course of investing in these transactions. During the period the forward contract is open, changes in the value of the contract are recognized as unrealized appreciation or depreciation by marking to market such contract on a daily basis to reflect the market value of the contract at the end of each day’s trading. Cash movement occurs on the settlement date. When the forward contract is closed, the Fund records a realized gain or loss equal to the difference between the proceeds from (or cost of) the closing transaction and the Fund's basis in the contract. The Fund may purchase and sell foreign currency forward contracts for purposes of seeking to enhance portfolio returns and manage portfolio risk more efficiently. Foreign currency forward contracts may also be used to gain exposure to a particular currency or to hedge against the risk of loss due to changing currency exchange rates. Foreign currency forward contracts to purchase or sell a foreign currency may also be used in anticipation of future purchases or sales of securities denominated in foreign currency, even if the specific investments have not yet been selected.
The use of foreign currency forward contracts involves, to varying degrees, elements of risk in excess of the amount recognized in the Statement of Assets and Liabilities, including counterparty risk, market risk and illiquidity risk. Counterparty risk is heightened for these instruments because foreign currency forward contracts are not exchange-traded and therefore no clearinghouse or exchange stands ready to meet the obligations under such contracts. Thus, the Fund faces the risk that its counterparties under such contracts may not perform their obligations. Market risk is the risk that the value of a foreign currency forward contract will depreciate due to unfavorable changes in exchange rates. Illiquidity risk arises because the secondary market for foreign currency forward contracts may have less liquidity relative to markets for other securities and financial instruments. Risks also arise from the possible movements in the foreign exchange rates underlying these instruments. While the Fund may enter into forward contracts to reduce currency exchange risks, changes in currency exchange rates may result in poorer overall performance for the Fund than if it had not engaged in such transactions. Exchange rate movements can be large, depending on the currency, and can last for extended periods of time, affecting the value of the Fund's assets. Moreover, there may be an imperfect correlation between the Fund's holdings of securities denominated in a particular currency and forward contracts entered into by the Fund. Such imperfect correlation may prevent the Fund from achieving the intended hedge or expose the Fund to the risk of currency exchange loss. The unrealized appreciation (depreciation) on forward contracts also reflects the Fund's exposure at the valuation date to credit loss in the event of a counterparty’s failure to perform its obligations. Open foreign currency forward contracts as of October 31, 2021, are shown in the Portfolio of Investments.
(K) Foreign Currency Transactions. The Fund's books and records are maintained in U.S. dollars. Prices of securities denominated in foreign currency amounts are translated into U.S. dollars at the mean between the buying and selling rates last quoted by any major U.S. bank at the following dates:
(i) market value of investment securities, other assets and liabilities— at the valuation date; and
(ii) purchases and sales of investment securities, income and expenses—at the date of such transactions.
The assets and liabilities that are denominated in foreign currency amounts are presented at the exchange rates and market values at the close of the period. The realized and unrealized changes in net assets arising from fluctuations in exchange rates and market prices of securities are not separately presented.
Net realized gain (loss) on foreign currency transactions represents net currency gains or losses realized as a result of differences between the amounts of securities sale proceeds or purchase cost, dividends, interest and withholding taxes as recorded on the Fund's books, and the U.S. dollar equivalent amount actually received or paid. Net currency gains or losses from valuing such foreign currency denominated assets and liabilities, other than investments at valuation date exchange rates, are reflected in unrealized foreign exchange gains or losses.
(L) Securities Lending. In order to realize additional income, the Fund may engage in securities lending, subject to the limitations set forth in the 1940 Act and relevant guidance by the staff of the Securities and Exchange Commission (“SEC”). If the Fund engages in securities lending, the Fund will lend through its custodian, JPMorgan Chase Bank, N.A., ("JPMorgan"), acting as securities lending agent on behalf of the Fund. Under the current arrangement, JPMorgan will manage the Fund's collateral in accordance with the securities lending agency agreement between the Fund and JPMorgan, and indemnify the Fund against counterparty risk. The loans will be collateralized by cash (which may be invested in a money market fund) and/or non-cash collateral (which may include U.S. Treasury securities and/or U.S. government agency securities issued or guaranteed by the United States government or its agencies or instrumentalities) at least equal at all times to the market value of the securities loaned. The Fund bears the risk of delay in recovery of, or loss of rights in, the securities loaned. The Fund may also record a realized gain or loss on securities deemed sold due to a borrower’s inability to return securities on loan. The Fund bears the risk of any loss on investment of cash collateral. The Fund will receive compensation for lending its securities in the form of fees or it will retain a portion of interest earned on the investment of any cash collateral. The Fund will also continue to receive interest and dividends on the securities loaned and any gain or loss in the market price of the securities loaned that may

44	MainStay Income Builder Fund

occur during the term of the loan will be for the account of the Fund. Income earned from securities lending activities, if any, is reflected in the Statement of Operations. Securities on loan as of October 31, 2021, are shown in the Portfolio of Investments.
Prior to November 23, 2020, these services were provided by State Street Bank and Trust Company (“State Street”).
(M) Dollar Rolls. The Fund may enter into dollar roll transactions in which it sells mortgage-backed securities ("MBS") from its portfolio to a counterparty from whom it simultaneously agrees to buy a similar security on a delayed delivery basis. The Fund generally transfers MBS where the MBS are "to be announced," therefore, the Fund accounts for these transactions as purchases and sales.
When accounted for as purchase and sales, the securities sold in connection with the dollar rolls are removed from the portfolio and a realized gain or loss is recognized. The securities the Fund has agreed to acquire are included at market value in the Portfolio of Investments and liabilities for such purchase commitments are included as payables for investments purchased. During the roll period, the Fund foregoes principal and interest paid on the securities. The Fund is compensated by the difference between the current sales price and the forward price for the future as well as by the earnings on the cash proceeds of the initial sale. Dollar rolls may be renewed without physical delivery of the securities subject to the contract. The Fund maintains liquid assets from its portfolio having a value not less than the repurchase price, including accrued interest. Dollar roll transactions involve certain risks, including the risk that the securities returned to the Fund at the end of the roll period, while substantially similar, could be inferior to what was initially sold to the counterparty.
(N) Delayed Delivery Transactions.  The Fund may purchase or sell securities on a delayed delivery basis. These transactions involve a commitment by the Fund to purchase or sell securities for a predetermined price or yield, with payment and delivery taking place beyond the customary settlement period. When delayed delivery purchases are outstanding, the Fund will designate liquid assets in an amount sufficient to meet the purchase price. When purchasing a security on a delayed delivery basis, the Fund assumes the rights and risks of ownership of the security, including the risk of price and yield fluctuations, and takes such fluctuations into account when determining its NAV. The Fund may dispose of or renegotiate a delayed delivery transaction after it is entered into, and may sell delayed delivery securities before they are delivered, which may result in a realized gain or loss. When the Fund has sold a security it owns on a delayed delivery basis, the Fund does not participate in future gains and losses with respect to the security. Delayed delivery transactions as of October 31, 2021, are shown in the Portfolio of Investments.
(O) Securities Risk.  The ability of issuers of debt securities held by the Fund to meet their obligations may be affected by, among other things, economic or political developments in a specific country, industry or region. Debt securities are also subject to the risks associated with changes in interest rates.
The Fund may invest in high-yield debt securities (sometimes called “junk bonds”), which are generally considered speculative because they present a greater risk of loss, including default, than higher quality debt securities. These securities pay investors a premium—a higher interest rate or yield than investment grade debt securities—because of the increased risk of loss. These securities can also be subject to greater price volatility. In times of unusual or adverse market, economic or political conditions, these securities may experience higher than normal default rates.
The Fund may invest in foreign securities, which carry certain risks that are in addition to the usual risks inherent in domestic securities. These risks include those resulting from currency fluctuations, future adverse political or economic developments and possible imposition of currency exchange blockages or other foreign governmental laws or restrictions. These risks are likely to be greater in emerging markets than in developed markets. The ability of issuers of securities held by the Fund to meet their obligations may be affected by, among other things, economic or political developments in a specific country, industry or region.
The Fund may invest in loans which are usually rated below investment grade and are generally considered speculative because they present a greater risk of loss, including default, than higher rated debt securities. These investments pay investors a higher interest rate than investment grade debt securities because of the increased risk of loss. Although certain loans are collateralized, there is no guarantee that the value of the collateral will be sufficient to repay the loan. In a recession or serious credit event, the value of these investments could decline significantly. As a result, the Fund’s NAVs could go down and you could lose money.
In addition, loans generally are subject to extended settlement periods that may be longer than seven days. As a result, the Fund may be adversely affected by selling other investments at an unfavorable time and/or under unfavorable conditions or engaging in borrowing transactions, such as borrowing against its credit facility, to raise cash to meet redemption obligations or pursue other investment opportunities.
In certain circumstances, loans may not be deemed to be securities. As a result, the Fund may not have the protection of anti-fraud provisions of the federal securities laws. In such cases, the Fund generally must rely on the contractual provisions in the loan agreement and common-law fraud protections under applicable state law.
(P) Counterparty Credit Risk.  In order to better define its contractual rights and to secure rights that will help the Fund mitigate its counterparty risk, the Fund may enter into an International Swaps and Derivatives Association, Inc. Master Agreement (“ISDA Master Agreement”) or similar agreement with its counterparties. An ISDA Master Agreement is a bilateral agreement between the Fund and a counterparty that governs certain OTC derivatives and typically contains collateral posting terms and netting provisions. Under an ISDA Master Agreement, the Fund may, under certain circumstances, offset with the counterparty
45

Notes to Financial Statements (continued)
certain derivative financial instruments’ payables and/ or receivables with collateral held and/or posted and create one single net payment. The provisions of the ISDA Master Agreement typically permit a single net payment in the event of default including the bankruptcy or insolvency of the counterparty. Bankruptcy or insolvency laws of a particular jurisdiction may restrict or prohibit the right of offset in bankruptcy, insolvency or other events. In addition, certain ISDA Master Agreements may contain provisions for early termination of OTC derivative transactions in the event the net assets of the Fund decline below specific levels or if the Fund fails to meet the terms of its ISDA Master Agreements. The result would cause the Fund to accelerate payment of any net liability owed to the counterparty.
For financial reporting purposes, the Fund does not offset derivative assets and derivative liabilities that are subject to netting arrangements, if any, in the Statement of Assets and Liabilities.
(Q) LIBOR Replacement Risk. The Fund may invest in certain debt securities, derivatives or other financial instruments that utilize the LIBOR, as a “benchmark” or “reference rate” for various interest rate calculations. The United Kingdom Financial Conduct Authority, which regulates LIBOR, announced that after 2021 it will cease its active encouragement of banks to provide the quotations needed to sustain LIBOR. However, certain LIBOR tenors will continue beyond 2021 and the most widely used LIBOR tenors may continue until mid-2023. As a result, it is anticipated that LIBOR will be discontinued or will no longer be sufficiently robust to be representative of its underlying market around that time. Although financial regulators and industry working groups have suggested alternative reference rates, such as European Interbank Offer Rate (“EURIBOR”), Sterling Overnight Interbank Average Rate (“SONIA”) and Secured Overnight Financing Rate (“SOFR”), there are challenges to converting certain contracts and transactions to a new benchmark and neither the full effects of the transition process nor its ultimate outcome is known. New York Life Investments is currently working to assess exposure and will modify contracts as necessary.
The elimination of LIBOR or changes to other reference rates or any other changes or reforms to the determination or supervision of reference rates could have an adverse impact on the market for, or value of, any securities or payments linked to those reference rates, which may adversely affect the Fund's performance and/or net asset value. Uncertainty and risk also remain regarding the willingness and ability of issuers and lenders to include revised provisions in new and existing contracts or instruments. Consequently, the transition away from LIBOR to other reference rates may lead to increased volatility and illiquidity in markets that are tied to LIBOR, fluctuations in values of LIBOR-related investments or investments in issuers that utilize LIBOR, increased difficulty in borrowing or refinancing and diminished effectiveness of hedging strategies, adversely affecting the Fund's performance. Furthermore, the risks associated with the expected discontinuation of LIBOR and transition may be exacerbated if the work necessary to effect an orderly transition to an alternative reference rate is not completed in a timely manner. While the transition away from LIBOR has already begun with no material adverse effect to the Fund's performance, the transition is expected to last through mid-2023 for some LIBOR tenors. The usefulness of LIBOR as a benchmark could deteriorate anytime during this transition period.
(R) Indemnifications.  Under the Trust’s organizational documents, its officers and trustees are indemnified against certain liabilities that may arise out of performance of their duties to the Trust. Additionally, in the normal course of business, the Fund enters into contracts with third-party service providers that contain a variety of representations and warranties and that may provide general indemnifications. The Fund's maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Fund that have not yet occurred. The Manager believes that the risk of loss in connection with these potential indemnification obligations is remote. However, there can be no assurance that material liabilities related to such obligations will not arise in the future, which could adversely impact the Fund.
(S) Quantitative Disclosure of Derivative Holdings. The following tables show additional disclosures related to the Fund's derivative and hedging activities, including how such activities are accounted for and their effect on the Fund's financial positions, performance and cash flows.
The Fund entered into Treasury futures contracts to hedge against anticipated changes in interest rates that might otherwise have an adverse effect upon the value of the Fund’s securities. The Fund also entered into domestic and foreign equity index futures contracts to increase the equity sensitivity to the Fund.
Foreign currency forward contracts were used to gain exposure to a particular currency or to hedge against the risk of loss due to changing currency exchange rates. These derivatives are not accounted for as hedging instruments.

46	MainStay Income Builder Fund

Fair value of derivative instruments as of October 31, 2021:
Asset Derivatives	Foreign Exchange Contracts Risk	Equity Contracts Risk	Interest Rate Contracts Risk	Total
Futures Contracts - Net Assets—Net unrealized appreciation on futures contracts (a)	$ —	$9,750,203	$1,125,511	$10,875,714
Forward Contracts - Unrealized appreciation on foreign currency forward contracts	1,233,679	—	—	1,233,679
Total Fair Value	$1,233,679	$9,750,203	$1,125,511	$12,109,393

(a)	Includes cumulative appreciation (depreciation) of futures contracts as reported in the Portfolio of Investments. Only current day’s variation margin is reported within the Statement of Assets and Liabilities.

Liability Derivatives	Foreign Exchange Contracts Risk	Equity Contracts Risk	Interest Rate Contracts Risk	Total
Futures Contracts - Net Assets—Net unrealized depreciation on futures contracts (a)	$ —	$(889,552)	$(1,637,194)	$(2,526,746)
Forward Contracts - Unrealized depreciation on foreign currency forward contracts	(4,709,297)	—	—	(4,709,297)
Total Fair Value	$(4,709,297)	$(889,552)	$(1,637,194)	$(7,236,043)

(a)	Includes cumulative appreciation (depreciation) of futures contracts as reported in the Portfolio of Investments. Only current day’s variation margin is reported within the Statement of Assets and Liabilities.
The effect of derivative instruments on the Statement of Operations for the year ended October 31, 2021:
Net Realized Gain (Loss) from:	Foreign Exchange Contracts Risk	Equity Contracts Risk	Interest Rate Contracts Risk	Total
Futures Contracts	$ —	$80,790,234	$(4,587,283)	$76,202,951
Forward Contracts	(1,869,708)	—	—	(1,869,708)
Total Net Realized Gain (Loss)	$(1,869,708)	$80,790,234	$(4,587,283)	$74,333,243

Net Change in Unrealized Appreciation (Depreciation)	Foreign Exchange Contracts Risk	Equity Contracts Risk	Interest Rate Contracts Risk	Total
Futures Contracts	$ —	$11,093,324	$1,733,251	$12,826,575
Forward Contracts	(4,530,111)	—	—	(4,530,111)
Total Net Change in Unrealized Appreciation (Depreciation)	$(4,530,111)	$11,093,324	$1,733,251	$ 8,296,464

Average Notional Amount	Total
Futures Contracts Long	$540,009,211
Futures Contracts Short	$ (58,448,659)
Forward Contracts Long	$158,596,266
Forward Contracts Short (a)	$ (39,208,212)

(a)	Positions were open five months during the reporting period.
Note 3–Fees and Related Party Transactions
(A) Manager and Subadvisors. New York Life Investments, a registered investment adviser and an indirect, wholly-owned subsidiary of New York Life Insurance Company ("New York Life"), serves as the Fund's Manager, pursuant to an Amended and Restated Management Agreement ("Management Agreement"). The Manager provides offices, conducts clerical, recordkeeping and bookkeeping services and keeps most of the financial and accounting records required to be maintained by the Fund. Except for the portion of salaries and expenses that are the responsibility of the Fund, the Manager pays the salaries and expenses of all personnel affiliated with the Fund and certain operational expenses of the Fund. The Fund reimburses New York Life Investments in an amount equal to the portion of the compensation of the Chief Compliance Officer attributable to the Fund. Pursuant to the terms of an Amended and Restated Subadvisory Agreement with New York Life Investments, MacKay Shields LLC ("MacKay Shields" or "Subadvisor"), a registered investment adviser and an indirect, wholly-owned subsidiary of New York Life, serves as a Subadvisor to the Portfolio and is responsible for the day-to-day portfolio management of the fixed-income portion of the Portfolio. Pursuant to the terms of an Amended and Restated Subadvisory Agreement with New York Life Investments, Epoch Investment Partners, Inc. (“Epoch” or “Subadvisor” and, together with MacKay Shields, the
47

Notes to Financial Statements (continued)
“Subadvisors”), a registered investment adviser, also serves as a Subadvisor to the Portfolio and is responsible for the day-to-day portfolio management of the equity portion of the Portfolio. Asset allocation decisions for the Portfolio are made by a committee chaired by New York Life Investments in collaboration with MacKay. New York Life Investments pays for the services of the Subadvisors.
Pursuant to the Management Agreement, the Fund pays the Manager a monthly fee for the services performed and the facilities furnished at an annual rate of the Fund’s average daily net assets as follows: 0.64% up to $500 million; 0.60% from $500 million to $1 billion; 0.575% from $1 billion to $5 billion; and 0.565% in excess of $5 billion, plus a fee for fund accounting services previously provided by New York Life Investments under a separate fund accounting agreement furnished at an annual rate of the Fund’s average daily net assets as follows: 0.05% up to $20 million; 0.0333% from $20 million to $100 million; and 0.01% in excess of $100 million. During the year ended October 31, 2021, the effective management fee rate was 0.61%, inclusive of a fee for fund accounting services of 0.01% of the Fund’s average daily net assets.
In addition, New York Life Investments waived fees and/or reimbursed expenses so that Total Annual Fund Operating Expenses (excluding taxes, interest, litigation, extraordinary expenses, brokerage and other transaction expenses relating to the purchase or sale of portfolio investments, and acquired (underlying) fund fees and expenses) for Class R6 shares did not exceed those of Class I.
During the year ended October 31, 2021, New York Life Investments earned fees from the Fund in the amount of $9,919,000 and paid MacKay Shields and Epoch in the amount of $2,783,931 and $2,261,730, respectively.
JPMorgan provides sub-administration and sub-accounting services to the Fund pursuant to an agreement with New York Life Investments. These services include calculating the daily NAVs of the Fund, maintaining the general ledger and sub-ledger accounts for the calculation of the Fund's NAVs, and assisting New York Life Investments in conducting various aspects of the Fund's administrative operations. For providing these services to the Fund, JPMorgan is compensated by New York Life Investments.
Prior to November 23, 2020, these services were provided by State Street.
Pursuant to an agreement between the Trust and New York Life Investments, New York Life Investments is responsible for providing or procuring certain regulatory reporting services for the Fund. The Fund will reimburse New York Life Investments for the actual costs incurred by New York Life Investments in connection with providing or procuring these services for the Fund.
(B) Distribution and Service Fees.  The Trust, on behalf of the Fund, has entered into a distribution agreement with NYLIFE Distributors LLC (the “Distributor”), an affiliate of New York Life
Investments. The Fund has adopted distribution plans (the “Plans”) in accordance with the provisions of Rule 12b-1 under the 1940 Act.
Pursuant to the Class A, Investor Class and Class R2 Plans, the Distributor receives a monthly fee from the Class A, Investor Class and Class R2 shares at an annual rate of 0.25% of the average daily net assets of the Class A, Investor Class and Class R2 shares for distribution and/or service activities as designated by the Distributor. Pursuant to the Class B and Class C Plans, Class B and Class C shares pay the Distributor a monthly distribution fee at an annual rate of 0.75% of the average daily net assets of the Class B and Class C shares, along with a service fee at an annual rate of 0.25% of the average daily net assets of the Class B and Class C shares, for a total 12b-1 fee of 1.00%. Pursuant to the Class R3 and SIMPLE Class Plans, Class R3 and SIMPLE Class shares pay the Distributor a monthly distribution fee at an annual rate of 0.25% of the average daily net assets of the Class R3 and SIMPLE Class shares, along with a service fee at an annual rate of 0.25% of the average daily net assets of the Class R3 and SIMPLE Class shares, for a total 12b-1 fee of 0.50%. Class I and Class R6 shares are not subject to a distribution and/or service fee.
The Plans provide that the distribution and service fees are payable to the Distributor regardless of the amounts actually expended by the Distributor for distribution of the Fund's shares and service activities.
In accordance with the Shareholder Services Plans for the Class R2 and Class R3 shares, the Manager has agreed to provide, through its affiliates or independent third parties, various shareholder and administrative support services to shareholders of the Class R2 and Class R3 shares. For its services, the Manager, its affiliates or independent third-party service providers are entitled to a shareholder service fee accrued daily and paid monthly at an annual rate of 0.10% of the average daily net assets of the Class R2 and Class R3 shares. This is in addition to any fees paid under the Class R2 and Class R3 Plans.
During the year ended October 31, 2021, shareholder service fees incurred by the Fund were as follows:

Class R2	$ 3,176
Class R3	1,945
(C) Sales Charges.  The Fund was advised by the Distributor that the amount of initial sales charges retained on sales of Class A and Investor Class shares during the year ended October 31, 2021, were $54,795 and $6,796, respectively.
The Fund was also advised that the Distributor retained CDSCs on redemptions of Class A, Investor Class, Class B and Class C shares during the year ended October 31, 2021, of $28,972, $8, $6,100 and $6,539, respectively.
(D) Transfer, Dividend Disbursing and Shareholder Servicing Agent. NYLIM Service Company LLC, an affiliate of New York Life Investments, is the Fund's transfer, dividend disbursing and shareholder servicing agent pursuant to an agreement between NYLIM Service

48	MainStay Income Builder Fund

Company LLC and the Trust. NYLIM Service Company LLC has entered into an agreement with DST Asset Manager Solutions, Inc. ("DST"), pursuant to which DST performs certain transfer agent services on behalf of NYLIM Service Company LLC. New York Life Investments has contractually agreed to limit the transfer agency expenses charged to the Fund’s share classes to a maximum of 0.35% of that share class’s average daily net assets on an annual basis after deducting any applicable Fund or class-level expense reimbursement or small account fees. This agreement will remain in effect until February 28, 2022, and shall renew automatically for one-year terms unless New York Life Investments provides written notice of termination prior to the start of the next term or upon approval of the Board. During the year ended October 31, 2021, transfer agent expenses incurred by the Fund and any reimbursements, pursuant to the aforementioned Transfer Agency expense limitation agreement, were as follows:
Class	Expense	Waived
Class A	$674,019	$—
Investor Class	222,947	—
Class B	51,736	—
Class C	400,983	—
Class I	445,368	—
Class R2	2,849	—
Class R3	1,734	—
Class R6	4,183	—
SIMPLE Class	76	—
(E) Small Account Fee.  Shareholders with small accounts adversely impact the cost of providing transfer agency services. In an effort to reduce total transfer agency expenses, the Fund has implemented a small account fee on certain types of accounts. As described in the Fund's prospectus, certain shareholders with an account balance of less than $1,000 ($5,000 for Class A share accounts) are charged an annual per account fee of $20 (assessed semi-annually), the proceeds from which offset transfer agent fees as reflected in the Statement of Operations. This small account fee will not apply to certain types of accounts as described further in the Fund’s prospectus.
(F) Investments in Affiliates (in 000’s).  During the year ended October 31, 2021, purchases and sales transactions, income earned from investments and shares held of investment companies managed by New York Life Investments or its affiliates were as follows:
Affiliated Investment Companies	Value, Beginning of Year	Purchases at Cost	Proceeds from Sales	Net Realized Gain/(Loss) on Sales	Change in Unrealized Appreciation/ (Depreciation)	Value, End of Year	Dividend Income	Other Distributions	Shares End of Year
MainStay U.S. Government Liquidity Fund	$ 48,170	$ 645,012	$ (605,854)	$ —	$ —	$ 87,328	$ 7	$ —	87,328

(G) Capital. As of October 31, 2021, New York Life and its affiliates beneficially held shares of the Fund with the values and percentages of net assets as follows:
Class R2	$ 36,564	1.2%
Class R6	105,917,362	96.8
SIMPLE Class	28,796	99.9
Note 4-Federal Income Tax
As of October 31, 2021, the cost and unrealized appreciation (depreciation) of the Fund’s investment portfolio, including applicable derivative contracts and other financial instruments, as determined on a federal income tax basis, were as follows:
	Federal Tax Cost	Gross Unrealized Appreciation	Gross Unrealized (Depreciation)	Net Unrealized Appreciation/ (Depreciation)
Investments in Securities	$1,466,638,888	$211,299,275	$(28,456,214)	$182,843,061
49

Notes to Financial Statements (continued)
As of October 31, 2021, the components of accumulated gain (loss) on a tax basis were as follows:
Ordinary income	Accumulated Capital and Other Gain (Loss)	Other Temporary Differences	Unrealized Appreciation (Depreciation)	Total Accumulated Gain (Loss)
$34,684,850	$49,648,259	$(104,383)	$178,514,353	$262,743,079
The difference between book-basis and tax-basis unrealized appreciation (depreciation) is primarily due to wash sale adjustments, mark to market of futures, mark to market of forwards, and partnerships adjustments. The other temporary differences are primarily due to straddle loss deferral, dividends payable and cumulative bond amortization adjustment.
The following table discloses the current year reclassifications between total distributable earnings (loss) and additional paid-in capital arising from permanent differences; net assets as of October 31, 2021 were not affected.
Total Distributable Earnings (Loss)	Additional Paid-In Capital
$(3,602,339)	$3,602,339
The reclassifications for the Fund are primarily due to equalization.
The Fund utilized $39,981,480 of capital loss carryforwards during the year ended October 31, 2021.
During the years ended October 31, 2021 and October 31, 2020, the tax character of distributions paid as reflected in the Statements of Changes in Net Assets was as follows:
	2021	2020
Distributions paid from:
Ordinary Income	$38,522,467	$54,765,080
Long-Term Capital Gains	—	36,393,277
Total	$38,522,467	$91,158,357

Note 5–Custodian
JPMorgan is the custodian of cash and securities held by the Fund. Custodial fees are charged to the Fund based on the Fund's net assets and/or the market value of securities held by the Fund and the number of certain transactions incurred by the Fund.
Prior to November 23, 2020, these services were provided by State Street. The services provided by State Street were a direct expense of the Fund and are included in the Statement of Operations as Custodian fees which totaled $5,303 for the period November 1, 2020 through November 22, 2020.
Note 6–Line of Credit
The Fund and certain other funds managed by New York Life Investments maintain a line of credit with a syndicate of banks in order to secure a source of funds for temporary purposes to meet unanticipated or excessive redemption requests.
Effective July 27, 2021, under the credit agreement (the “Credit Agreement”), the aggregate commitment amount is $600,000,000 with an additional uncommitted amount of $100,000,000. The commitment fee is an annual rate of 0.15% of the average commitment amount payable quarterly, regardless of usage, to JPMorgan, who serves as the agent to the syndicate. The commitment fee is allocated among the Fund and certain other funds managed by New York Life Investments based upon their respective net assets and other factors. Interest on any revolving credit loan is charged based upon the Federal Funds Rate or the one-month LIBOR, whichever is higher. The Credit Agreement expires on July 26, 2022, although the Fund, certain other funds managed by New York Life Investments and the syndicate of banks may renew the Credit Agreement for an additional year on the same or different terms or enter into a credit agreement with a different syndicate of banks. Prior to July 27, 2021, the aggregate commitment amount and the commitment fee were the same as those under the current Credit Agreement. During the year ended October 31, 2021, there were no borrowings made or outstanding with respect to the Fund under the Credit Agreement.
Note 7–Interfund Lending Program
Pursuant to an exemptive order issued by the SEC, the Fund, along with certain other funds managed by New York Life Investments, may participate in an interfund lending program. The interfund lending program provides an alternative credit facility that permits the Fund and certain other funds managed by New York Life Investments to lend or borrow money for temporary purposes directly to or from one another, subject to the conditions of the exemptive order. During the year ended October 31, 2021, there were no interfund loans made or outstanding with respect to the Fund.
Note 8–Purchases and Sales of Securities (in 000’s)
During the year ended October 31, 2021, purchases and sales of U.S. government securities were $200,236 and $184,342, respectively. Purchases and sales of securities, other than U.S. government securities and short-term securities, were $687,231 and $673,398 respectively.
Note 9–Capital Share Transactions
Transactions in capital shares for the years ended October 31, 2021 and October 31, 2020, were as follows:

50	MainStay Income Builder Fund

Class A	Shares	Amount
Year ended October 31, 2021:
Shares sold	6,718,778	$ 142,135,384
Shares issued to shareholders in reinvestment of distributions	822,923	17,256,179
Shares redeemed	(5,138,682)	(108,230,051)
Net increase (decrease) in shares outstanding before conversion	2,403,019	51,161,512
Shares converted into Class A (See Note 1)	947,002	19,889,012
Shares converted from Class A (See Note 1)	(12,521)	(262,968)
Net increase (decrease)	3,337,500	$ 70,787,556
Year ended October 31, 2020:
Shares sold	7,127,473	$ 133,913,849
Shares issued to shareholders in reinvestment of distributions	1,951,567	37,506,471
Shares redeemed	(6,670,244)	(123,495,824)
Net increase (decrease) in shares outstanding before conversion	2,408,796	47,924,496
Shares converted into Class A (See Note 1)	608,398	11,635,143
Shares converted from Class A (See Note 1)	(31,742)	(572,507)
Net increase (decrease)	2,985,452	$ 58,987,132

Investor Class	Shares	Amount
Year ended October 31, 2021:
Shares sold	223,896	$ 4,726,482
Shares issued to shareholders in reinvestment of distributions	86,505	1,810,808
Shares redeemed	(321,356)	(6,764,643)
Net increase (decrease) in shares outstanding before conversion	(10,955)	(227,353)
Shares converted into Investor Class (See Note 1)	67,450	1,433,967
Shares converted from Investor Class (See Note 1)	(774,517)	(16,270,731)
Net increase (decrease)	(718,022)	$ (15,064,117)
Year ended October 31, 2020:
Shares sold	468,570	$ 8,788,800
Shares issued to shareholders in reinvestment of distributions	255,745	4,923,774
Shares redeemed	(419,834)	(7,927,609)
Net increase (decrease) in shares outstanding before conversion	304,481	5,784,965
Shares converted into Investor Class (See Note 1)	67,654	1,261,890
Shares converted from Investor Class (See Note 1)	(484,829)	(9,324,546)
Net increase (decrease)	(112,694)	$ (2,277,691)

Class B	Shares	Amount
Year ended October 31, 2021:
Shares sold	19,890	$ 424,962
Shares issued to shareholders in reinvestment of distributions	10,799	226,696
Shares redeemed	(179,895)	(3,820,460)
Net increase (decrease) in shares outstanding before conversion	(149,206)	(3,168,802)
Shares converted from Class B (See Note 1)	(120,192)	(2,566,421)
Net increase (decrease)	(269,398)	$ (5,735,223)
Year ended October 31, 2020:
Shares sold	30,233	$ 569,662
Shares issued to shareholders in reinvestment of distributions	54,023	1,052,476
Shares redeemed	(224,781)	(4,229,189)
Net increase (decrease) in shares outstanding before conversion	(140,525)	(2,607,051)
Shares converted from Class B (See Note 1)	(137,306)	(2,609,221)
Net increase (decrease)	(277,831)	$ (5,216,272)

Class C	Shares	Amount
Year ended October 31, 2021:
Shares sold	430,737	$ 9,167,564
Shares issued to shareholders in reinvestment of distributions	99,113	2,076,448
Shares redeemed	(2,273,458)	(48,234,588)
Net increase (decrease) in shares outstanding before conversion	(1,743,608)	(36,990,576)
Shares converted from Class C (See Note 1)	(117,199)	(2,478,192)
Net increase (decrease)	(1,860,807)	$ (39,468,768)
Year ended October 31, 2020:
Shares sold	917,156	$ 17,512,908
Shares issued to shareholders in reinvestment of distributions	442,234	8,593,985
Shares redeemed	(2,960,648)	(55,532,149)
Net increase (decrease) in shares outstanding before conversion	(1,601,258)	(29,425,256)
Shares converted from Class C (See Note 1)	(33,696)	(627,959)
Net increase (decrease)	(1,634,954)	$ (30,053,215)

51

Notes to Financial Statements (continued)
Class I	Shares	Amount
Year ended October 31, 2021:
Shares sold	4,197,725	$ 89,307,598
Shares issued to shareholders in reinvestment of distributions	523,290	11,087,943
Shares redeemed	(5,605,451)	(118,883,473)
Net increase (decrease) in shares outstanding before conversion	(884,436)	(18,487,932)
Shares converted into Class I (See Note 1)	12,027	255,333
Net increase (decrease)	(872,409)	$ (18,232,599)
Year ended October 31, 2020:
Shares sold	8,019,937	$ 150,877,719
Shares issued to shareholders in reinvestment of distributions	1,292,612	25,075,976
Shares redeemed	(9,493,240)	(176,280,540)
Net increase (decrease) in shares outstanding before conversion	(180,691)	(326,845)
Shares converted into Class I (See Note 1)	14,271	262,557
Net increase (decrease)	(166,420)	$ (64,288)

Class R2	Shares	Amount
Year ended October 31, 2021:
Shares sold	11,932	$ 250,387
Shares issued to shareholders in reinvestment of distributions	1,273	26,494
Shares redeemed	(40,653)	(863,142)
Net increase (decrease)	(27,448)	$ (586,261)
Year ended October 31, 2020:
Shares sold	39,504	$ 733,426
Shares issued to shareholders in reinvestment of distributions	3,946	75,822
Shares redeemed	(6,397)	(122,183)
Net increase (decrease)	37,053	$ 687,065

Class R3	Shares	Amount
Year ended October 31, 2021:
Shares sold	54,676	$ 1,117,408
Shares issued to shareholders in reinvestment of distributions	1,901	39,796
Shares redeemed	(24,888)	(524,738)
Net increase (decrease)	31,689	$ 632,466
Year ended October 31, 2020:
Shares sold	36,748	$ 715,768
Shares issued to shareholders in reinvestment of distributions	2,565	49,126
Shares redeemed	(4,574)	(86,605)
Net increase (decrease)	34,739	$ 678,289

Class R6	Shares	Amount
Year ended October 31, 2021:
Shares sold	514,043	$ 10,955,197
Shares issued to shareholders in reinvestment of distributions	130,575	2,768,324
Shares redeemed	(538,974)	(11,407,987)
Net increase (decrease)	105,644	$ 2,315,534
Year ended October 31, 2020:
Shares sold	393,526	$ 7,405,905
Shares issued to shareholders in reinvestment of distributions	320,653	6,219,744
Shares redeemed	(888,573)	(16,655,511)
Net increase (decrease) in shares outstanding before conversion	(174,394)	(3,029,862)
Shares converted from Class R6 (See Note 1)	(1,261)	(25,357)
Net increase (decrease)	(175,655)	$ (3,055,219)

SIMPLE Class	Shares	Amount
Year ended October 31, 2021:
Shares issued to shareholders in reinvestment of distributions	26	$ 545
Net increase (decrease)	26	$ 545
Period ended October 31, 2020:(a)
Shares sold	1,293	$ 25,000
Shares issued to shareholders in reinvestment of distributions	4	72
Net increase (decrease)	1,297	$ 25,072

(a)	The inception date of the class was August 31, 2020.
Note 10–Other Matters
An outbreak of COVID-19, first detected in December 2019, has developed into a global pandemic and has resulted in travel restrictions, closure of international borders, certain businesses and securities markets, restrictions on securities trading activities, prolonged quarantines, supply chain disruptions, and lower consumer demand, as well as general concern and uncertainty. The continued impact of COVID-19 and related new variants is uncertain and could further adversely affect the global economy, national economies, individual issuers and capital markets in unforeseeable ways and result in a substantial and extended economic downturn. Developments that disrupt global economies and financial markets, such as COVID-19, may magnify factors that affect the Fund's performance.
Note 11–Subsequent Events
In connection with the preparation of the financial statements of the Fund as of and for the year ended October 31, 2021, events and transactions subsequent to October 31, 2021, through the date the financial statements were issued have been evaluated by the Manager for possible

52	MainStay Income Builder Fund

adjustment and/or disclosure. No subsequent events requiring financial statement adjustment or disclosure have been identified.
53

Report of Independent Registered Public Accounting Firm
To the Shareholders of the Fund and Board of Trustees
The MainStay Funds:
Opinion on the Financial Statements
We have audited the accompanying statement of assets and liabilities of MainStay Income Builder Fund (the Fund), one of the funds constituting The MainStay Funds, including the portfolio of investments, as of October 31, 2021, the related statement of operations for the year then ended, the statements of changes in net assets for each of the years in the two-year period then ended, and the related notes (collectively, the financial statements) and the financial highlights for each of the years or periods in the five-year period then ended. In our opinion, the financial statements and financial highlights present fairly, in all material respects, the financial position of the Fund as of October 31, 2021, the results of its operations for the year then ended, the changes in its net assets for each of the years in the two-year period then ended, and the financial highlights for each of the years or periods in the five-year period then ended, in conformity with U.S. generally accepted accounting principles.
Basis for Opinion
These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.
We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement, whether due to error or fraud. Our audits included performing procedures to assess the risks of material misstatement of the financial statements and financial highlights, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements and financial highlights. Such procedures also included confirmation of securities owned as of October 31, 2021, by correspondence with custodians, the transfer agent, agent banks, and brokers or by other appropriate auditing procedures when replies from brokers and agent banks were not received. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements and financial highlights. We believe that our audits provide a reasonable basis for our opinion.
We have served as the auditor of one or more New York Life Investment Management investment companies since 2003.
Philadelphia, Pennsylvania
December 24, 2021
54	MainStay Income Builder Fund

Federal Income Tax
Information   (Unaudited)
The Fund is required under the Internal Revenue Code to advise shareholders in a written statement as to the federal tax status of dividends paid by the Fund during such fiscal years.
For the fiscal year ended October 31, 2021, the Fund designated approximately $14,336,782 under the Internal Revenue Code as qualified dividend income eligible for reduced tax rates.
The dividends paid by the Fund during the fiscal year ended October 31, 2021 should be multiplied by 18.95% to arrive at the amount eligible for the corporate dividend-received deduction.
In February 2022, shareholders will receive an IRS Form 1099-DIV or substitute Form 1099, which will show the federal tax status of the distributions received by shareholders in calendar year 2021. The amounts that will be reported on such 1099-DIV or substitute Form 1099 will be the amounts you are to use on your federal income tax return and will differ from the amounts which we must report for the Fund's fiscal year ended October 31, 2021.
Proxy Voting Record
The Fund is required to file with the SEC its proxy voting records for the 12-month period ending June 30 on Form N-PX. The most recent Form N-PX or proxy voting record is available free of charge upon request by calling 800-624-6782; visiting the MainStay Funds’ website at newyorklifeinvestments.com; or visiting the SEC’s website at www.sec.gov.
Shareholder Reports and Quarterly Portfolio Disclosure
The Fund is required to file its complete schedule of portfolio holdings with the SEC 60 days after its first and third fiscal quarter on Form N-PORT. The Fund's holdings report is available free of charge upon request by calling New York Life Investments at 800-624-6782.
55

Board of Trustees and Officers (Unaudited)
The Trustees and officers of the Fund are listed below. The Board oversees the MainStay Group of Funds (which consists of MainStay Funds and MainStay Funds Trust), MainStay VP Funds Trust, MainStay MacKay DefinedTerm Municipal Opportunities Fund, MainStay CBRE Global Infrastructure Megatrends Fund, the Manager and the Subadvisors, and elects the officers of the Funds who are responsible for the day-to-day operations of the Fund. Information pertaining to the Trustees and officers is set forth below. Each Trustee serves until his or her successor is elected and qualified or until his or her resignation, death or removal. Under the Board’s retirement policy, unless an exception is made, a Trustee must tender his or her resignation by the end of the calendar year during which he or she reaches the age of 75. Mr. Nolan reached the age of 75 during the calendar year 2021. Accordingly, Mr. Nolan is expected to serve until the end of calendar year 2021, at which time he intends to retire. Additionally, Ms. Hammond was appointed as a Trustee of the Fund effective as of Mr. Nolan's retirement. Officers are elected annually by the Board. The business address of each Trustee and officer listed below is 51 Madison Avenue, New York, New York 10010. A majority of the Trustees are not “interested persons” (as defined by the 1940 Act and rules adopted by the SEC thereunder) of the Fund (“Independent Trustees”).
Name and Year of Birth	Term of Office, Position(s) Held and Length of Service	Principal Occupation(s) During Past Five Years	Number of Portfolios in Fund Complex Overseen by Trustee	Other Directorships Held by Trustee

Yie-Hsin Hung* 1962	MainStay Funds: Trustee since 2017; MainStay Funds Trust: Trustee since 2017	Senior Vice President of New York Life since joining in 2010, Member of the Executive Management Committee since 2017, Chief Executive Officer, New York Life Investment Management Holdings LLC & New York Life Investment Management LLC since 2015. Senior Managing Director and Co-President of New York Life Investment Management LLC from January 2014 to May 2015. Previously held positions of increasing responsibility, including head of NYLIM International, Alternative Growth Businesses, and Institutional investments since joining New York Life in 2010	78	MainStay VP Funds Trust:
Trustee since 2017 (31 portfolios);
MainStay MacKay DefinedTerm Municipal Opportunities Fund: Trustee
since 2017; and
MainStay CBRE Global Infrastructure Megatrends Fund: Trustee
since June 2021
*	This Trustee is considered to be an “interested person” of the MainStay Group of Funds, MainStay VP Funds Trust and MainStay MacKay DefinedTerm Municipal Opportunities Fund, within the meaning of the 1940 Act because of her affiliation with New York Life Insurance Company, New York Life Investment Management LLC, Candriam Belgium S.A., Candriam Luxembourg S.C.A., IndexIQ Advisors LLC, MacKay Shields LLC, NYL Investors LLC, NYLIFE Securities LLC and/or NYLIFE Distributors LLC, as described in detail above in the column entitled “Principal Occupation(s) During Past Five Years.”

Interested Trustee
56	MainStay Income Builder Fund

Name and Year of Birth	Term of Office, Position(s) Held and Length of Service	Principal Occupation(s) During Past Five Years	Number of Portfolios in Fund Complex Overseen by Trustee	Other Directorships Held by Trustee

David H. Chow 1957	MainStay Funds: Trustee since 2016, Advisory Board Member (June 2015 to December 2015); MainStay Funds Trust: Trustee since 2016, Advisory Board Member (June 2015 to December 2015)	Founder and CEO, DanCourt Management, LLC since 1999	78	MainStay VP Funds Trust: Trustee since 2016, Advisory Board Member (June 2015 to December 2015) (31 portfolios);
MainStay MacKay DefinedTerm Municipal Opportunities Fund: Trustee since 2016, Advisory Board Member (June 2015 to December 2015);
				MainStay CBRE Global Infrastructure Megatrends Fund: Trustee since June 2021; Market Vectors Group of Exchange-Traded Funds: Independent Chairman of the Board of Trustees since 2008 and Trustee since 2006 (56 portfolios); and Berea College of Kentucky: Trustee since 2009, Chair of the Investment Committee since 2018
Susan B. Kerley 1951	MainStay Funds: Chairman since 2017 and Trustee since 2007; MainStay Funds Trust: Chairman since 2017 and Trustee since 1990**	President, Strategic Management Advisors LLC since 1990	78	MainStay VP Funds Trust: Chairman since January 2017 and Trustee since 2007 (31 portfolios)***;
MainStay MacKay DefinedTerm Municipal Opportunities Fund: Chairman since 2017 and Trustee since 2011;
				MainStay CBRE Global Infrastructure Megatrends Fund: Trustee since June 2021; and Legg Mason Partners Funds: Trustee since 1991 (45 portfolios)
Alan R. Latshaw 1951	MainStay Funds: Trustee; MainStay Funds Trust: Trustee since 2007**	Retired; Partner, Ernst & Young LLP (2002 to 2003); Partner, Arthur Andersen LLP (1989 to 2002); Consultant to the MainStay Funds Audit and Compliance Committee (2004 to 2006)	78	MainStay VP Funds Trust: Trustee since 2007 (31 portfolios)***;
MainStay MacKay DefinedTerm Municipal Opportunities Fund: Trustee since 2011; and
				MainStay CBRE Global Infrastructure Megatrends Fund: Trustee since June 2021
Richard H. Nolan, Jr. 1946	MainStay Funds: Trustee since 2007; MainStay Funds Trust: Trustee since 2007**	Managing Director, ICC Capital Management since 2004; President—Shields/Alliance, Alliance Capital Management (1994 to 2004)	78	MainStay VP Funds Trust: Trustee since 2006 (31 portfolios)***; and MainStay MacKay DefinedTerm Municipal Opportunities Fund: Trustee since 2011
Jacques P. Perold 1958	MainStay Funds: Trustee since 2016, Advisory Board Member (June 2015 to December 2015); MainStay Funds Trust: Trustee since 2016, Advisory Board Member (June 2015 to December 2015)	Founder and Chief Executive Officer, Capshift Advisors LLC (Since 2018); President, Fidelity Management & Research Company (2009 to 2014); President and Chief Investment Officer, Geode Capital Management, LLC (2001 to 2009)	78	MainStay VP Funds Trust: Trustee since 2016, Advisory Board Member (June 2015 to December 2015) (31 portfolios);
MainStay MacKay DefinedTerm Municipal Opportunities Fund: Trustee since 2016, Advisory Board Member (June 2015 to December 2015);
MainStay CBRE Global Infrastructure Megatrends Fund: Trustee since June 2021; Partners in Health: Trustee since 2019; Allstate Corporation: Director since 2015;
				and MSCI, Inc.: Director since 2017
Independent Trustees
57

Board of Trustees and Officers (Unaudited) (continued)
Name and Year of Birth	Term of Office, Position(s) Held and Length of Service	Principal Occupation(s) During Past Five Years	Number of Portfolios in Fund Complex Overseen by Trustee	Other Directorships Held by Trustee

Richard S. Trutanic 1952	MainStay Funds: Trustee since 1994; MainStay Funds Trust: Trustee since 2007**	Chairman and Chief Executive Officer, Somerset & Company (financial advisory firm) since 2004; Managing Director, The Carlyle Group (private investment firm) (2002 to 2004); Senior Managing Director, Partner and Board Member, Groupe Arnault S.A. (private investment firm) (1999 to 2002)	78	MainStay VP Funds Trust: Trustee since 2007 (31 portfolios)***;
MainStay MacKay DefinedTerm Municipal Opportunities Fund: Trustee since 2011; and MainStay CBRE Global Infrastructure Megatrends Fund; Trustee since June 2021
**	Includes prior service as a Director/Trustee of certain predecessor entities to MainStay Funds Trust.
***	Includes prior service as a Director of MainStay VP Series Fund, Inc., the predecessor to MainStay VP Funds Trust.

Name and Year of Birth	Term of Office, Position(s) Held and Length of Service	Principal Occupation(s) During Past Five Years	Number of Portfolios in Fund Complex Overseen by Trustee	Other Directorships Held by Trustee

Karen Hammond 1956	MainStay Funds: Advisory Board Member since June 2021; MainStay Funds Trust: Advisory Board Member since June 2021	Retired, Managing Director, Devonshire Investors (2007 to 2013); Senior Vice President, Fidelity Management & Research Co. (2005 to 2007); Senior Vice President and Corporate Treasurer, FMR Corp. (2003 to 2005); Chief Operating Officer, Fidelity Investments Japan (2001 to 2003)	78	MainStay VP Funds Trust: Advisory Board Member since June 2021 (31 portfolios);
MainStay MacKay DefinedTerm Municipal Opportunities Fund: Advisory Board Member since June 2021;
MainStay CBRE Global Infrastructure Megatrends Fund: Advisory Board Member since June 2021;
Two Harbors Investment Corp: Trustee since 2018, Chair of the Special Committee since 2019; Rhode Island School of Design: Trustee and Chair of the Finance Committee since 2015
Advisory Board Member	Independent Trustees
58	MainStay Income Builder Fund

Name and Year of Birth	Position(s) Held and Length of Service	Principal Occupation(s) During Past Five Years

Kirk C. Lehneis 1974	President, MainStay Funds, MainStay Funds Trust since 2017	Chief Operating Officer and Senior Managing Director since 2016, New York Life Investment Management LLC; Chairman of the Board since 2017, NYLIFE Distributors LLC; Chairman of the Board, NYLIM Service Company LLC since 2017; Trustee, President and Principal Executive Officer of IndexIQ Trust, IndexIQ ETF Trust and IndexIQ Active ETF Trust since January 2018; President, MainStay MacKay DefinedTerm Municipal Opportunities Fund and MainStay VP Funds Trust since 2017** and MainStay CBRE Global Infrastructure Megatrends Fund since June 2021; Senior Managing Director, Global Product Development (2015 to 2016); Managing Director, Product Development (2010 to 2015), New York Life Investment Management LLC
Jack R. Benintende 1964	Treasurer and Principal Financial and Accounting Officer, MainStay Funds since 2007, MainStay Funds Trust since 2009	Managing Director, New York Life Investment Management LLC since 2007; Treasurer and Principal Financial and Accounting Officer, MainStay MacKay DefinedTerm Municipal Opportunities Fund since 2011, MainStay VP Funds Trust since 2007** and MainStay CBRE Global Infrastructure Megatrends Fund since June 2021; and Assistant Treasurer, New York Life Investment Management Holdings LLC (2008 to 2012)
J. Kevin Gao 1967	Secretary and Chief Legal Officer, MainStay Funds and MainStay Funds Trust since 2010	Managing Director and Associate General Counsel, New York Life Investment Management LLC since 2010; Secretary and Chief Legal Officer, MainStay MacKay DefinedTerm Municipal Opportunities Fund since 2011, MainStay VP Funds Trust since 2010** and MainStay CBRE Global Infrastructure Megatrends Fund since June 2021
Scott T. Harrington 1959	Vice President— Administration, MainStay Funds since 2005, MainStay Funds Trust since 2009	Managing Director, New York Life Investment Management LLC (including predecessor advisory organizations) since 2000; Member of the Board of Directors, New York Life Trust Company since 2009; Vice President—Administration, MainStay MacKay DefinedTerm Municipal Opportunities Fund since 2011, MainStay VP Funds Trust since 2005** and MainStay CBRE Global Infrastructure Megatrends Fund since June 2021
Kevin M. Bopp 1969	Vice President and Chief Compliance Officer, MainStay Funds and MainStay Funds Trust since 2021 and 2014 to 2020	Vice President and Chief Compliance Officer, New York Life Investments Alternatives LLC and New York Life Investment Management Holdings LLC since 2020; Vice President since 2018 and Chief Compliance Officer since 2016, New York Life Investment Management LLC; Vice President and Chief Compliance Officer, IndexIQ Advisors LLC, IndexIQ Holdings Inc., IndexIQ LLC and IndexIQ Trust since 2017; Director and Associate General Counsel (2011 to 2014) and Vice President and Assistant General Counsel (2010 to 2011), New York Life Investment Management LLC;Vice President and Chief Compliance Officer, MainStay VP Funds Trust and MainStay MacKay DefinedTerm Municipal Opportunities Fund since June 2021 and 2014 to 2020 and MainStay CBRE Global Infrastructure Megatrends Fund since June 2021; Assistant Secretary, MainStay Funds, MainStay Funds Trust and MainStay VP Funds Trust (2010 to 2014)**, MainStay MacKay DefinedTerm Municipal Opportunities Fund (2011 to 2014)
*	The officers listed above are considered to be “interested persons” of the MainStay Group of Funds, MainStay VP Funds Trust and MainStay MacKay DefinedTerm Municipal Opportunities Fund within the meaning of the 1940 Act because of their affiliation with the MainStay Group of Funds, New York Life Insurance Company and/or its affiliates, including New York Life Investment Management LLC, NYLIM Service Company LLC, NYLIFE Securities LLC and/or NYLIFE Distributors LLC, as described in detail in the column captioned “Principal Occupation(s) During Past Five Years.” Officers are elected annually by the Board.
**	Includes prior service as an Officer of MainStay VP Series Fund, Inc., the predecessor to MainStay VP Funds Trust.
Officers of the Trust (Who are not Trustees)*
59

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MainStay Funds
Equity
U.S. Equity
MainStay Epoch U.S. Equity Yield Fund
MainStay MacKay S&P 500 Index Fund
MainStay Winslow Large Cap Growth Fund
MainStay WMC Enduring Capital Fund
MainStay WMC Growth Fund
MainStay WMC Small Companies Fund
MainStay WMC Value Fund
International Equity
MainStay Epoch International Choice Fund
MainStay MacKay International Equity Fund
MainStay WMC International Research Equity Fund
Emerging Markets Equity
MainStay Candriam Emerging Markets Equity Fund
Global Equity
MainStay Epoch Capital Growth Fund
MainStay Epoch Global Equity Yield Fund
Fixed Income
Taxable Income
MainStay Candriam Emerging Markets Debt Fund
MainStay Floating Rate Fund
MainStay MacKay High Yield Corporate Bond Fund
MainStay MacKay Short Duration High Yield Fund
MainStay MacKay Strategic Bond Fund
MainStay MacKay Total Return Bond Fund
MainStay MacKay U.S. Infrastructure Bond Fund
MainStay Short Term Bond Fund
Tax-Exempt Income
MainStay MacKay California Tax Free Opportunities Fund1
MainStay MacKay High Yield Municipal Bond Fund
MainStay MacKay New York Tax Free Opportunities Fund2
MainStay MacKay Short Term Municipal Fund
MainStay MacKay Strategic Municipal Allocation Fund3
MainStay MacKay Tax Free Bond Fund
Money Market
MainStay Money Market Fund
Mixed Asset
MainStay Balanced Fund
MainStay Income Builder Fund
MainStay MacKay Convertible Fund
Speciality
MainStay CBRE Global Infrastructure Fund
MainStay CBRE Real Estate Fund
MainStay Cushing MLP Premier Fund
Asset Allocation
MainStay Conservative Allocation Fund
MainStay Conservative ETF Allocation Fund
MainStay Defensive ETF Allocation Fund
MainStay Equity Allocation Fund
MainStay Equity ETF Allocation Fund
MainStay ESG Multi-Asset Allocation Fund
MainStay Growth Allocation Fund
MainStay Growth ETF Allocation Fund
MainStay Moderate Allocation Fund
MainStay Moderate ETF Allocation Fund

Manager
New York Life Investment Management LLC
New York, New York
Subadvisors
Candriam Belgium S.A.4
Brussels, Belgium
Candriam Luxembourg S.C.A.4
Strassen, Luxembourg
CBRE Investment Management Listed Real Assets LLC
Radnor, Pennsylvania
Cushing Asset Management, LP
Dallas, Texas
Epoch Investment Partners, Inc.
New York, New York
MacKay Shields LLC4
New York, New York
NYL Investors LLC4
New York, New York
Wellington Management Company LLP
Boston, Massachusetts
Winslow Capital Management, LLC
Minneapolis, Minnesota
Legal Counsel
Dechert LLP
Washington, District of Columbia
Independent Registered Public Accounting Firm
KPMG LLP
Philadelphia, Pennsylvania
Distributor
NYLIFE Distributors LLC4
Jersey City, New Jersey
Custodian
JPMorgan Chase Bank, N.A.
New York, New York

  1.
This Fund is registered for sale in AZ, CA, NV, OR, TX, UT, WA and MI (Class A and I shares only), and CO, FL, GA, HI, ID, MA, MD, NH, NJ and NY (Class I shares only).
2.	This Fund is registered for sale in CA, CT, DE, FL, MA, NJ, NY and VT.
3.	Prior to November 30, 2021, the Fund's name was formerly MainStay MacKay Intermediate Tax Free Bond Fund.
4.	An affiliate of New York Life Investment Management LLC.
Not part of the Annual Report

For more information
800-624-6782
newyorklifeinvestments.com
“New York Life Investments” is both a service mark, and the common trade name, of certain investment advisors affiliated with New York Life Insurance Company. The MainStay Funds® are managed by New York Life Investment Management LLC and distributed by NYLIFE Distributors LLC, 30 Hudson Street, Jersey City, NJ 07302, a wholly owned subsidiary of New York Life Insurance Company. NYLIFE Distributors LLC is a Member FINRA/SIPC.
©2021 NYLIFE Distributors LLC. All rights reserved.
1717042MS180-21	MSIB11-12/21
(NYLIM) NL216

MainStay MacKay Convertible Fund

Message from the President and Annual Report
October 31, 2021
Sign up for e-delivery of your shareholder reports. For full details on e-delivery, including who can participate and what you can receive via e-delivery, please log in to newyorklifeinvestments.com/accounts.
Not FDIC/NCUA Insured	Not a Deposit	May Lose Value	No Bank Guarantee	Not Insured by Any Government Agency

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Message from the President
An improved economic outlook provided support to both the equity and fixed-income markets during the 12-month reporting period ended October 31, 2021, but several factors agitated the markets at times, including inflation concerns, uncertainty about the Federal Reserve’s (“Fed”) policy, the re-emergence of COVID-19, and political standoffs in Washington. While stock markets posted solid gains, bonds finished down somewhat, due largely to a sell-off in U.S. Treasury issues early in the year.
The reporting period began with a dramatic shift in the market environment when the discovery of two COVID-19 vaccine candidates was announced. The $900 billion relief package passed in December also added to investor confidence. On the other hand, late in 2021, government inaction added to market uncertainty as Congress came to a stalemate over the debt ceiling and a $3.5 trillion reconciliation package.
As the reporting period progressed investors became increasingly focused on inflation, and a variety of developments fueled these concerns. Early in 2021, the Fed opted to leave interest rates unchanged, pointing to the low inflation rate. But, mindful of the Fed’s new, more lenient approach to pricing pressures—announced late in 2020—and of sizable fiscal spending enacted in response to the pandemic, investors grew concerned, which led to a sell-off in longer-dated Treasury issues in February and March.
Energy prices continued to rebound from a low point at the height of the pandemic in 2020, and shortages in various sectors, including semiconductors and construction supplies, resulted in rising prices. An anticipated $1+ trillion infrastructure spending bill added to inflation concerns. The Consumer Price Index, a measure of pricing pressures across the economy, ticked up in March, exceeded a 4% annualized rate in April, and remained above 5% through September.
In September, the Fed increased its forecast for inflation in 2021 from 3.4% to 4.2% and its forecast for 2022 from 2.1% to 2.2%. After the reporting period, Fed officials announced that a reduction in the Fed's bond purchasing program would begin in November 2021.
In fixed-income markets, these concerns and the sell-off in issues of longer-term Treasury bonds weighed on investment grade corporate bonds. Early in the reporting period, they performed well as the economic outlook improved, but pricing pressures and uncertainty about when the Fed would reduce its bond-purchasing program took a toll. High-yield bonds fared better, supported by more attractive yields and the improved outlook for economic growth.
In the municipal market, healthy fundamentals, $350 billion in financial support from the federal government, and the prospect of an increase in federal income tax rates on corporations and higher-earning households provided some support. But intermittent fears about the effect of the Delta variant of COVID-19, inflation concerns, and an anticipated rise in Treasury yields weighed on the market at times.
In equities, turmoil in the Treasury market led to a shift early in the reporting period. The rise of yields on longer Treasury issues disrupted the momentum of growth stocks as investors sought to capture the impact of improving economic growth by moving into more cyclical and value-oriented shares. But growth stocks rebounded later as concerns about the pace of the economic recovery arose with the emergence of the Delta variant. Although value stocks outperformed growth stocks in the first half of the reporting period, by the end of the reporting period, their returns were approximately even.
The performance of individual sectors within the S&P 500® Index, a widely regarded benchmark of market performance, varied widely, with inflation and interest-rate sensitive sectors leading. The energy sector more than doubled during the reporting period, followed by the financial sector, while the utilities and consumer staples sectors lagged. Foreign developed markets posted strong returns but underperformed the U.S. market somewhat. Emerging markets gained as well, but a lagging economic and pandemic recovery continued to hinder performance.
In light of higher inflation and rising interest rates, we at New York Life Investments are focused on providing investors with the products and insights they may need to meet the challenge of a changing market environment.
The following annual report contains more detailed information about the specific markets, securities and decisions that affected your MainStay Fund during the 12 months ended October 31, 2021.
Sincerely,
Kirk C. Lehneis
President

The opinions expressed are as of the date of this report and are subject to change. There is no guarantee that any forecast made will come to pass. This material does not constitute investment advice and is not intended as an endorsement of any specific investment. Past performance is no guarantee of future results.
Not part of the Annual Report

Investors should refer to the Fund’s Summary Prospectus and/or Prospectus and consider the Fund’s investment objectives, strategies, risks, charges and expenses carefully before investing. The Summary Prospectus and/or Prospectus contain this and other information about the Fund. You may obtain copies of the Fund’s Summary Prospectus, Prospectus and Statement of Additional Information free of charge, upon request, by calling toll-free 800-624-6782, by writing to NYLIFE Distributors LLC, Attn: MainStay Marketing Department, 30 Hudson Street, Jersey City, NJ 07302 or by sending an e-mail to MainStayShareholderServices@nylim.com. These documents are also available via the MainStay Funds’ website at newyorklifeinvestments.com. Please read the Fund’s Summary Prospectus and/or Prospectus carefully before investing.

Investment and Performance Comparison (Unaudited)
Performance data quoted represents past performance. Past performance is no guarantee of future results. Because of market volatility and other factors, current performance may be lower or higher than the figures shown. Investment return and principal value will fluctuate, and as a result, when shares are redeemed, they may be worth more or less than their original cost. The graph below depicts the historical performance of Class I shares of the Fund. Performance will vary from class to class based on differences in class-specific expenses and sales charges. For performance information current to the most recent month-end, please call 800-624-6782 or visit newyorklifeinvestments.com.
The performance table and graph do not reflect the deduction of taxes that a shareholder would pay on distributions or Fund share redemptions. Total returns reflect maximum applicable sales charges as indicated in the table below, if any, changes in share price, and reinvestment of dividend and capital gain distributions. The graph assumes the initial investment amount shown below and reflects the deduction of all sales charges that would have applied for the period of investment. Performance figures may reflect certain fee waivers and/or expense limitations, without which total returns may have been lower. For more information on share classes and current fee waivers and/or expense limitations (if any), please refer to the Notes to Financial Statements.
Average Annual Total Returns for the Year-Ended October 31, 2021
Class	Sales Charge		Inception Date	One Year	Five Years	Ten Years	Gross Expense Ratio[1]
Class A Shares	Maximum 5.5% Initial Sales Charge	With sales charges	1/3/1995	22.91%	14.48%	11.52%	0.96%
		Excluding sales charges		30.06	15.78	12.15	0.96
Investor Class Shares[2]	Maximum 5% Initial Sales Charge	With sales charges	2/28/2008	23.28	14.27	11.31	1.16
		Excluding sales charges		29.77	15.57	11.94	1.16
Class B Shares[3]	Maximum 5% CDSC	With sales charges	5/1/1986	23.79	14.48	11.11	1.91
	if Redeemed Within the First Six Years of Purchase	Excluding sales charges		28.79	14.71	11.11	1.91
Class C Shares	Maximum 1% CDSC	With sales charges	9/1/1998	27.84	14.72	11.11	1.91
	if Redeemed Within One Year of Purchase	Excluding sales charges		28.84	14.72	11.11	1.91
Class I Shares	No Sales Charge		11/28/2008	30.43	16.18	12.49	0.71

1.	The gross expense ratios presented reflect the Fund’s “Total Annual Fund Operating Expenses” from the most recent Prospectus, as supplemented, and may differ from other expense ratios disclosed in this report.
2.	Prior to June 30, 2020, the maximum initial sales charge was 5.5%, which is reflected in the average annual total return figures shown.
3.	Class B shares are closed to all new purchases as well as additional investments by existing Class B shareholders.
The footnotes on the next page are an integral part of the table and graph and should be carefully read in conjunction with them.
5

Benchmark Performance*	One Year	Five Years	Ten Years
ICE BofA U.S. Convertible Index[1]	32.95%	18.58%	14.04%
Morningstar Convertibles Category Average[2]	24.57	15.05	11.05

1.	The ICE BofA U.S. Convertible Index is the Fund’s primary broad–based securities market index for comparison purposes. The ICE BofA U.S. Convertible Index is a market-capitalization weighted index of domestic corporate convertible securities. In order to be included in this Index, bonds and preferred stocks must be convertible only to common stock. Results assume reinvestment of all income and capital gains. An investment cannot be made directly in an index.
2.	The Morningstar Convertibles Category Average is representative of funds that are designed to offer some of the capital-appreciation potential of stock portfolios while also supplying some of the safety and yield of bond portfolios. Results are based on average total returns of similar funds with all dividends and capital gain distributions reinvested.
*	Returns for indices reflect no deductions for fees, expenses or taxes, except for foreign withholding taxes where applicable.
The footnotes on the preceding page are an integral part of the table and graph and should be carefully read in conjunction with them.
6	MainStay MacKay Convertible Fund

Cost in Dollars of a $1,000 Investment in MainStay MacKay Convertible Fund (Unaudited)
The example below is intended to describe the fees and expenses borne by shareholders during the six-month period from May 1, 2021 to October 31, 2021, and the impact of those costs on your investment.
Example
As a shareholder of the Fund you incur two types of costs: (1) transaction costs, including exchange fees and sales charges (loads) on purchases (as applicable), and (2) ongoing costs, including management fees, distribution and/or service (12b-1) fees, and other Fund expenses (as applicable). This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds. The example is based on an investment of $1,000 made at the beginning of the six-month period and held for the entire period from May 1, 2021 to October 31, 2021.
This example illustrates your Fund’s ongoing costs in two ways:
Actual Expenses
The second and third data columns in the table below provide information about actual account values and actual expenses. You may use the information in these columns, together with the amount you invested, to estimate the expenses that you paid during the six months ended October 31, 2021. Simply divide your account value by $1,000 (for example, an
$8,600 account value divided by $1,000 = 8.6), then multiply the result by the number under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.
Hypothetical Example for Comparison Purposes
The fourth and fifth data columns in the table below provide information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balances or expenses you paid for the six-month period shown. You may use this information to compare the ongoing costs of investing in the Fund with the ongoing costs of investing in other mutual funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other mutual funds.
Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as exchange fees or sales charges (loads). Therefore, the fourth and fifth data columns of the table are useful in comparing ongoing costs only and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.
Share Class	Beginning Account Value 5/1/21	Ending Account Value (Based on Actual Returns and Expenses) 10/31/21	Expenses Paid During Period[1]	Ending Account Value (Based on Hypothetical 5% Annualized Return and Actual Expenses) 10/31/21	Expenses Paid During Period[1]	Net Expense Ratio During Period[2]
Class A Shares	$1,000.00	$1,043.30	$4.64	$1,020.67	$4.58	0.90%
Investor Class Shares	$1,000.00	$1,042.30	$5.66	$1,019.66	$5.60	1.10%
Class B Shares	$1,000.00	$1,038.30	$9.50	$1,015.88	$9.40	1.85%
Class C Shares	$1,000.00	$1,038.30	$9.50	$1,015.88	$9.40	1.85%
Class I Shares	$1,000.00	$1,044.80	$3.14	$1,022.13	$3.11	0.61%

1.	Expenses are equal to the Fund’s annualized expense ratio of each class multiplied by the average account value over the period, divided by 365 and multiplied by 184 (to reflect the six-month period). The table above represents the actual expenses incurred during the six-month period. In addition to the fees and expenses which the Fund bears directly, it also indirectly bears a pro rata share of the fees and expenses of the underlying funds in which it invests. Such indirect expenses are not included in the above-reported expense figures.
2.	Expenses are equal to the Fund's annualized expense ratio to reflect the six-month period.
7

Portfolio Composition as of October 31, 2021 (Unaudited)
See Portfolio of Investments beginning on page 11 for specific holdings within these categories. The Fund's holdings are subject to change.

Top Ten Holdings and/or Issuers Held as of October 31, 2021 (excluding short-term investments) (Unaudited)
1.	Danaher Corp.
2.	NICE Ltd., (zero coupon), due 9/15/25
3.	Pioneer Natural Resources Co., 0.25%, due 5/15/25
4.	Anthem, Inc., 2.75%, due 10/15/42
5.	Palo Alto Networks, Inc., 0.375%-0.75%, due 7/1/23–6/1/25
6.	Chart Industries, Inc., 1.00%, due 11/15/24
7.	Southwest Airlines Co., 1.25%, due 5/1/25
8.	Microchip Technology, Inc., 0.125%, due 11/15/24
9.	Ford Motor Co., (zero coupon), due 3/15/26
10.	Bank of America Corp.

8	MainStay MacKay Convertible Fund

Portfolio Management Discussion and Analysis (Unaudited)
Questions answered by portfolio manager Edward Silverstein, CFA, of MacKay Shields LLC, the Fund’s Subadvisor.
How did MainStay MacKay Convertible Fund perform relative to its benchmark and peer group during the 12 months ended October 31, 2021?
For the 12 months ended October 31, 2021, Class I shares of MainStay MacKay Convertible Fund returned 30.43%, underperforming the 32.95% return of the Fund’s benchmark, the ICE BofA U.S. Convertible Index (the "Index"). Over the same period, Class I shares outperformed the 24.57% return of the Morningstar Convertibles Category Average.1
What factors affected the Fund’s relative performance during the reporting period?
The Fund underperformed the Index almost entirely due to underweight exposure to electric automobile manufacturer Tesla. Tesla was by the far the largest weighting in the Index, and its convertible bonds appreciated sharply during the reporting period. While the Fund did hold the security, underweight exposure relative to the Index cost nearly 400 basis points of relative performance. (A basis point is one one-hundredth of a percentage point.) The Fund’s cash holdings also detracted from relative performance. Strong-performing holdings in the energy, health care and industrials sectors partially offset these detractors.
During the reporting period, which sectors were the strongest positive contributors to the Fund’s relative performance and which sectors were particularly weak?
Relative to the Index, the sectors making the strongest positive contributions to the Fund’s performance were energy, health care and industrials. (Contributions take weightings and total returns into account.) In energy, the exploration and production subsector benefited from the rise in crude oil and natural gas prices. Holdings of convertible bonds from EQT, Centennial Resource Production and Pioneer Natural Resources were standout performers. In health care, the convertible bonds of health insurer Anthem and the convertible preferred shares of lab equipment and diagnostics company Danaher produced relatively strong returns. In industrials, nearly all of the Fund’s outperformance came from the convertible bonds of Chart Industries. Chart Industries manufactures equipment that cools gas to liquefy it so it can be transported by ship from markets where it is plentiful to markets where it is in short supply. Chart Industries shares rose on investor enthusiasm for the company’s transition to new markets, such as hydrogen energy, and on expectations that Chart Industries would benefit from soaring natural gas prices in Europe and Asia.
During the same period, the most significant detractors from the Fund’s relative performance included the consumer discretionary, real estate and materials sectors. In consumer discretionary, nearly all of the underperformance was the result of the Fund’s underweight to Tesla, as described above. The Fund’s underweight exposure to the real estate and materials sectors also hurt relative performance, as did lack of exposure to some of those sectors’ leading performers.
During the reporting period, which individual stocks made the strongest positive contributions to the Fund’s absolute performance and which stocks detracted the most?
The Fund’s three best-performing individual holdings included the convertible bonds of Tesla, Anthem and Chart Industries, all mentioned above. Tesla convertible bonds climbed sharply during the reporting period as investors became captivated by the company’s clear industry leadership in the transition to electric automobiles. Despite the company’s success, we did not believe that the share price was supported by fundamentals and valuation, and sold the Fund’s position during the reporting period. The convertible bonds of Anthem rose as the company reported several quarters of better-than-expected earnings and gave positive forward guidance. Early in the pandemic, investors feared that the company would experience very high medical claims due to illnesses. In fact, patients often chose to stay home rather than seek non-essential medical attention, or requested options such as telemedicine treatment that were less expensive to provide. The convertible bonds of Chart Industries rose as the company transitioned to new markets, such as hydrogen energy, and in the expectation that Chart Industries would benefit from rapidly rising natural gas prices in Europe and Asia.
During the same period, the most significant detractors from the Fund’s absolute performance were the convertible bonds of Splunk, Exact Sciences and Wix.com. The convertible bonds of application software firm Splunk declined as the company reported several inconsistent quarterly earnings and announced that its chief technology officer resigned. The convertible bonds of cancer screening company Exact Sciences declined after the company reported decent sales results but worse-than-expected profitability. The company’s convertible bond prices were also hurt by the pandemic, which hindered patient and company sales representative access to doctors’ offices. The convertible bonds of website software firm Wix.com declined after the company reported a disappointing quarter in the second half of 2021. It appears that some demand was pulled forward into 2020 when small businesses were desperate to establish an online presence during the pandemic. Investors wrongly concluded that this growth rate from 2020 was sustainable.
What were some of the Fund’s largest purchases and sales during the reporting period?
The Fund’s largest purchases—all of offerings made late in the reporting period—included convertible bonds from automobile maker Ford Motor Company, American mountain resort company

1.	See page 5 for other share class returns, which may be higher or lower than Class I share returns. See page 6 for more information on benchmark and peer group returns.
9

Vail, and oil & gas equipment and services provider Oil States International. The Fund purchased Ford convertible bonds in view of their attractive price on the basis of free cash flow and earnings, and in light of the company’s introduction of several new electric vehicles to meet demands for zero emission products from investors, regulators and, possibly, consumers. The Fund purchased convertible bonds of Vail as we believed the company’s share price was undervalued relative to its prospects for free cash flow growth. We also have faith in the company’s longtime CEO who recently transitioned to the role of chairman. The Fund exchanged its holding of Oil States International convertible bonds for a new issue from the company that offered a higher coupon and greater equity sensitivity. We believed that Oil States International common shares were undervalued based on an expected recovery in oilfield activity as a result of higher commodity prices.
During the same period, convertible bonds from semiconductor manufacturer Micron Technology left the Fund when the company called their convertible bonds. Holdings in software firm Twilio left the Fund when those bonds matured. We sold the Fund’s entire position in Tesla as we did not believe that the company’s share price was supported by fundamentals and valuation.
How did the Fund’s sector weightings change during the reporting period?
During the reporting period, the Fund increased its exposure to the consumer staples, utilities and energy sectors. During the same period, the Fund reduced its exposure to the information technology, health care and materials sectors.
How was the Fund positioned at the end of the reporting period?
As of October 31, 2021, the Fund held overweight exposure to the energy, industrials and health care sectors. As of the same date, the Fund held underweight exposure to the media, information technology and real estate sectors.
The opinions expressed are those of the portfolio manager as of the date of this report and are subject to change. There is no guarantee that any forecasts will come to pass. This material does not constitute investment advice and is not intended as an endorsement of any specific investment.
10	MainStay MacKay Convertible Fund

Portfolio of Investments October 31, 2021†
	Principal Amount	Value
Long-Term Bonds 2.7%
Corporate Bonds 2.7%
Biotechnology 0.5%
Bridgebio Pharma, Inc.
2.50%, due 3/15/27	$ 6,975,000	$ 9,954,269
Leisure Time 0.4%
NCL Corp. Ltd.
5.375%, due 8/1/25	4,670,000	7,778,712
Oil & Gas 0.1%
Valaris Ltd.
Series 1145
8.25% (8.25% Cash or 12.00% PIK), due 4/30/28 (a)	1,461,000	1,519,440
Oil & Gas Services 0.0% ‡
Weatherford International Ltd.
11.00%, due 12/1/24 (b)	238,000	248,115
Semiconductors 1.4%
Silicon Laboratories, Inc.
0.625%, due 6/15/25	18,021,000	29,002,997
Software 0.3%
Five9, Inc.
0.50%, due 6/1/25	4,675,000	6,253,831
Total Corporate Bonds (Cost $40,661,503)		54,757,364
Total Long-Term Bonds (Cost $40,661,503)		54,757,364
Convertible Securities 89.6%
Convertible Bonds 79.3%
Airlines 2.8%
American Airlines Group, Inc.
6.50%, due 7/1/25	7,040,000	10,304,156
JetBlue Airways Corp.
0.50%, due 4/1/26 (b)	4,632,000	4,470,882
Southwest Airlines Co.
1.25%, due 5/1/25	27,566,000	38,799,145
Spirit Airlines, Inc.
1.00%, due 5/15/26	3,315,000	2,998,086
		56,572,269
	Principal Amount	Value

Auto Manufacturers 1.8%
Ford Motor Co.
(zero coupon), due 3/15/26 (b)	$ 31,175,000	$ 37,032,373
Biotechnology 5.3%
Apellis Pharmaceuticals, Inc.
3.50%, due 9/15/26	4,878,000	5,853,600
BioMarin Pharmaceutical, Inc.
0.599%, due 8/1/24	10,875,000	11,221,913
1.25%, due 5/15/27	23,660,000	23,925,620
Exact Sciences Corp.
0.375%, due 3/1/28	22,800,000	24,510,000
Guardant Health, Inc.
(zero coupon), due 11/15/27 (b)	7,026,000	7,772,793
Halozyme Therapeutics, Inc.
0.25%, due 3/1/27 (b)	3,556,000	3,163,512
Illumina, Inc.
(zero coupon), due 8/15/23 (c)	18,223,000	21,430,776
Ionis Pharmaceuticals, Inc.
(zero coupon), due 4/1/26 (b)	9,349,000	8,515,069
		106,393,283
Building Materials 1.0%
Patrick Industries, Inc.
1.00%, due 2/1/23	17,232,000	19,170,203
Commercial Services 3.3%
Alarm.com Holdings, Inc.
(zero coupon), due 1/15/26 (b)	3,775,000	3,482,944
Chegg, Inc.
(zero coupon), due 9/1/26	8,817,000	8,277,077
Euronet Worldwide, Inc.
0.75%, due 3/15/49 (c)	11,900,000	12,894,946
Repay Holdings Corp.
(zero coupon), due 2/1/26 (b)	2,525,000	2,344,164
Sabre GLBL, Inc.
4.00%, due 4/15/25	1,835,000	2,892,670
Shift4 Payments, Inc. (b)
(zero coupon), due 12/15/25	3,720,000	4,052,568
0.50%, due 8/1/27	1,145,000	1,059,812
Square, Inc. (b)(c)
(zero coupon), due 5/1/26	14,521,000	17,073,891
0.25%, due 11/1/27	11,637,000	14,117,438
		66,195,510
Computers 2.5%
Lumentum Holdings, Inc.
0.50%, due 12/15/26	25,385,000	27,733,112

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.
11

Portfolio of Investments October 31, 2021† (continued)
	Principal Amount	Value
Convertible Bonds (continued)
Computers (continued)
Parsons Corp.
0.25%, due 8/15/25	$ 4,641,000	$ 4,729,993
Zscaler, Inc.
0.125%, due 7/1/25	8,613,000	18,622,743
		51,085,848
Cosmetics & Personal Care 0.3%
Beauty Health Co. (The)
1.25%, due 10/1/26 (b)	5,383,000	6,136,767
Diversified Financial Services 0.4%
LendingTree, Inc.
0.625%, due 6/1/22	4,144,000	4,300,810
Upstart Holdings, Inc.
0.25%, due 8/15/26 (b)	2,265,000	3,173,757
		7,474,567
Electric 1.4%
NRG Energy, Inc.
2.75%, due 6/1/48	23,454,000	27,325,306
Energy-Alternate Sources 2.1%
Enphase Energy, Inc.
(zero coupon), due 3/1/26 (b)	9,485,000	10,311,453
NextEra Energy Partners LP
(zero coupon), due 11/15/25 (b)	9,417,000	10,946,353
SolarEdge Technologies, Inc.
(zero coupon), due 9/15/25	14,777,000	21,918,391
		43,176,197
Entertainment 2.3%
Live Nation Entertainment, Inc.
2.50%, due 3/15/23	6,833,000	10,689,545
Marriott Vacations Worldwide Corp.
(zero coupon), due 1/15/26 (b)	3,110,000	3,503,567
Vail Resorts, Inc.
(zero coupon), due 1/1/26 (b)	28,521,000	31,537,010
		45,730,122
Food 0.6%
Chefs' Warehouse, Inc. (The)
1.875%, due 12/1/24	11,507,000	12,701,427
Healthcare-Products 2.6%
CONMED Corp.
2.625%, due 2/1/24	14,746,000	25,326,992
	Principal Amount	Value

Healthcare-Products (continued)
Haemonetics Corp.
(zero coupon), due 3/1/26 (b)	$ 4,672,000	$ 4,102,365
Integra LifeSciences Holdings Corp.
0.50%, due 8/15/25	8,670,000	9,444,231
NuVasive, Inc.
0.375%, due 3/15/25	8,085,000	7,660,538
Omnicell, Inc.
0.25%, due 9/15/25	2,760,000	5,141,148
		51,675,274
Healthcare-Services 3.8%
Anthem, Inc.
2.75%, due 10/15/42	7,380,000	45,493,679
Teladoc Health, Inc.
1.25%, due 6/1/27	29,441,000	30,268,292
		75,761,971
Internet 9.4%
Booking Holdings, Inc.
0.75%, due 5/1/25 (c)	10,000,000	14,884,929
Etsy, Inc.
0.25%, due 6/15/28 (b)	25,139,000	32,237,582
Expedia Group, Inc.
(zero coupon), due 2/15/26 (b)(c)	2,822,000	3,060,708
Match Group Financeco 2, Inc.
0.875%, due 6/15/26 (b)	12,450,000	22,678,704
Match Group Financeco, Inc.
0.875%, due 10/1/22 (b)	2,000	6,942
Okta, Inc.
0.125%, due 9/1/25	5,611,000	8,160,421
Palo Alto Networks, Inc.
0.375%, due 6/1/25	9,385,000	16,452,844
0.75%, due 7/1/23	13,659,000	26,305,775
Q2 Holdings, Inc.
0.75%, due 6/1/26	4,395,000	4,879,733
Shopify, Inc.
0.125%, due 11/1/25	16,390,000	20,876,763
Snap, Inc.
(zero coupon), due 5/1/27 (b)	10,018,000	10,194,401
Twitter, Inc.
(zero coupon), due 3/15/26 (b)	7,010,000	6,459,416
Uber Technologies, Inc.
(zero coupon), due 12/15/25 (b)	4,665,000	4,511,176
Wix.com Ltd.
(zero coupon), due 7/1/23	4,632,000	6,596,785
Zendesk, Inc.
0.625%, due 6/15/25	8,790,000	10,388,723
		187,694,902

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.
12	MainStay MacKay Convertible Fund

	Principal Amount	Value
Convertible Bonds (continued)
Leisure Time 0.8%
NCL Corp. Ltd.
6.00%, due 5/15/24	$ 2,849,000	$ 5,896,116
Royal Caribbean Cruises Ltd.
4.25%, due 6/15/23	8,243,000	11,159,600
		17,055,716
Machinery-Diversified 2.1%
Chart Industries, Inc.
1.00%, due 11/15/24 (b)	13,592,000	41,296,159
Media 3.7%
Cable One, Inc.
1.125%, due 3/15/28 (b)	17,808,000	17,531,244
DISH Network Corp.
(zero coupon), due 12/15/25 (b)	23,010,000	26,519,716
Liberty Media Corp.
1.375%, due 10/15/23	11,345,000	16,457,612
Liberty Media Corp-Liberty Formula One
1.00%, due 1/30/23	9,441,000	14,419,505
		74,928,077
Oil & Gas 5.0%
Centennial Resource Production LLC
3.25%, due 4/1/28	14,317,000	19,899,470
EQT Corp.
1.75%, due 5/1/26	22,078,000	34,614,180
Pioneer Natural Resources Co.
0.25%, due 5/15/25	26,272,000	46,561,030
		101,074,680
Oil & Gas Services 2.2%
Helix Energy Solutions Group, Inc.
6.75%, due 2/15/26	17,843,000	18,465,346
Oil States International, Inc.
1.50%, due 2/15/23	1,104,000	1,032,041
4.75%, due 4/1/26 (b)	25,301,000	24,061,110
		43,558,497
Pharmaceuticals 3.2%
Dexcom, Inc.
0.25%, due 11/15/25 (c)	23,353,000	29,928,076
Neurocrine Biosciences, Inc.
2.25%, due 5/15/24 (c)	14,430,000	20,526,675
	Principal Amount	Value

Pharmaceuticals (continued)
Pacira BioSciences, Inc.
0.75%, due 8/1/25	$ 11,078,000	$ 11,656,061
2.375%, due 4/1/22	1,655,000	1,704,855
		63,815,667
Real Estate Investment Trusts 0.7%
Summit Hotel Properties, Inc.
1.50%, due 2/15/26	12,566,000	13,498,759
Retail 2.2%
American Eagle Outfitters, Inc.
3.75%, due 4/15/25	2,695,000	7,688,217
Burlington Stores, Inc.
2.25%, due 4/15/25	19,158,000	27,547,657
Cheesecake Factory, Inc. (The)
0.375%, due 6/15/26	9,208,000	8,392,055
		43,627,929
Semiconductors 3.1%
Microchip Technology, Inc.
0.125%, due 11/15/24 (c)	33,300,000	37,379,250
ON Semiconductor Corp.
1.625%, due 10/15/23	2,305,000	5,428,008
Rambus, Inc.
1.375%, due 2/1/23	9,996,000	13,125,747
Wolfspeed, Inc.
1.75%, due 5/1/26	2,320,000	6,025,021
		61,958,026
Software 10.4%
Akamai Technologies, Inc.
0.375%, due 9/1/27	16,529,000	18,212,892
Avalara, Inc.
0.25%, due 8/1/26 (b)	2,285,000	2,397,612
Bentley Systems, Inc.
0.125%, due 1/15/26 (b)	3,570,000	4,069,800
Bill.com Holdings, Inc.
(zero coupon), due 12/1/25 (b)	4,680,000	9,058,842
Coupa Software, Inc.
0.375%, due 6/15/26	10,679,000	11,740,780
Datadog, Inc.
0.125%, due 6/15/25	9,636,000	18,296,634
Envestnet, Inc.
1.75%, due 6/1/23	20,827,000	27,231,053
Everbridge, Inc.
0.125%, due 12/15/24	12,641,000	19,263,975
MongoDB, Inc.
0.25%, due 1/15/26	7,075,000	17,804,050
The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.
13

Portfolio of Investments October 31, 2021† (continued)
	Principal Amount	Value
Convertible Bonds (continued)
Software (continued)
RingCentral, Inc.
(zero coupon), due 3/1/25	$ 21,079,000	$ 21,724,544
Splunk, Inc.
0.50%, due 9/15/23	16,180,000	20,267,294
Workday, Inc.
0.25%, due 10/1/22	11,093,000	21,923,096
Ziff Davis, Inc.
1.75%, due 11/1/26 (b)(c)	5,220,000	7,139,281
Zynga, Inc.
(zero coupon), due 12/15/26 (b)	8,635,000	8,339,275
		207,469,128
Telecommunications 4.8%
Infinera Corp.
2.50%, due 3/1/27	7,050,000	8,854,719
InterDigital, Inc.
2.00%, due 6/1/24	4,500,000	4,874,063
NICE Ltd.
(zero coupon), due 9/15/25 (c)	46,000,000	54,222,657
Viavi Solutions, Inc.
1.00%, due 3/1/24	14,679,000	18,878,442
Vonage Holdings Corp.
1.75%, due 6/1/24	8,091,000	9,479,813
		96,309,694
Transportation 1.0%
Atlas Air Worldwide Holdings, Inc.
1.875%, due 6/1/24	14,207,000	20,706,702
Trucking & Leasing 0.5%
Greenbrier Cos., Inc. (The)
2.875%, due 4/15/28 (b)	8,991,000	9,378,920
Total Convertible Bonds (Cost $1,315,369,984)		1,588,803,973

	Shares
Convertible Preferred Stocks 10.3%
Banks 1.7%
Bank of America Corp.
Series L
7.25% (d)	12,072	17,289,760
Wells Fargo & Co.
Series L
7.50% (d)	11,552	17,558,693
		34,848,453
	Shares	Value

Capital Markets 0.8%
KKR & Co., Inc.
Series C
6.00% (c)	165,650	$ 16,571,626
Chemicals 0.3%
Lyondellbasell Advanced Polymers, Inc.
6.00% (d)	5,832	5,832,000
Electric Utilities 0.9%
PG&E Corp.
5.50%	160,900	18,197,790
Health Care Equipment & Supplies 3.9%
Becton Dickinson and Co.
Series B
6.00% (c)	86,450	4,547,270
Danaher Corp.
Series A
4.75%	34,880	72,733,520
		77,280,790
Independent Power and Renewable Electricity Producers 0.8%
AES Corp. (The)
6.875% (c)	147,100	14,858,571
Machinery 1.1%
RBC Bearings, Inc.
Series A
5.00%	15,834	1,893,588
Stanley Black & Decker, Inc.
5.25% (c)	182,200	19,663,024
		21,556,612
Semiconductors & Semiconductor Equipment 0.8%
Broadcom, Inc.
Series A
8.00%	9,655	16,194,718
Total Convertible Preferred Stocks (Cost $166,879,731)		205,340,560
Total Convertible Securities (Cost $1,482,249,715)		1,794,144,533
Common Stocks 1.7%
Banks 0.9%
Bank of America Corp.	398,621	19,046,112

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.
14	MainStay MacKay Convertible Fund

	Shares	Value
Common Stocks (continued)
Energy Equipment & Services 0.8%
Valaris Ltd. (e)	204,006	$ 7,185,091
Weatherford International plc (e)	272,914	7,930,881
		15,115,972
Total Common Stocks (Cost $16,882,330)		34,162,084
Short-Term Investments 10.9%
Affiliated Investment Company 5.7%
MainStay U.S. Government Liquidity Fund, 0.01% (f)	113,964,023	113,964,023
Unaffiliated Investment Companies 5.2%
BlackRock Liquidity FedFund, 0.025% (f)(g)	45,000,000	45,000,000
Wells Fargo Government Money Market Fund, 0.025% (f)(g)	58,859,614	58,859,614
		103,859,614
Total Short-Term Investments (Cost $217,823,637)		217,823,637
Total Investments (Cost $1,757,617,185)	104.9%	2,100,887,618
Other Assets, Less Liabilities	(4.9)	(98,107,606)
Net Assets	100.0%	$ 2,002,780,012

†	Percentages indicated are based on Fund net assets.
‡	Less than one-tenth of a percent.
(a)	PIK ("Payment-in-Kind")—issuer may pay interest or dividends with additional securities and/or in cash.
(b)	May be sold to institutional investors only under Rule 144A or securities offered pursuant to Section 4(a)(2) of the Securities Act of 1933, as amended.
(c)	All or a portion of this security was held on loan. As of October 31, 2021, the aggregate market value of securities on loan was $102,400,480; the total market value of collateral held by the Fund was $103,921,914. The market value of the collateral held included non-cash collateral in the form of U.S. Treasury securities with a value of $62,300. The Fund received cash collateral with a value of $103,859,614. (See Note 2(G))
(d)	Security is perpetual and, thus, does not have a predetermined maturity date. The date shown, if applicable, reflects the next call date.
(e)	Non-income producing security.
(f)	Current yield as of October 31, 2021.
(g)	Represents a security purchased with cash collateral received for securities on loan.
The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.
15

Portfolio of Investments October 31, 2021† (continued)
The following is a summary of the fair valuations according to the inputs used as of October 31, 2021, for valuing the Fund’s assets:
Description	Quoted Prices in Active Markets for Identical Assets (Level 1)	Significant Other Observable Inputs (Level 2)	Significant Unobservable Inputs (Level 3)	Total
Asset Valuation Inputs
Investments in Securities (a)
Long-Term Bonds
Corporate Bonds	$ —	$ 54,757,364	$ —	$ 54,757,364
Total Corporate Bonds	—	54,757,364	—	54,757,364
Convertible Securities
Convertible Bonds	—	1,588,803,973	—	1,588,803,973
Convertible Preferred Stocks	205,340,560	—	—	205,340,560
Total Convertible Securities	205,340,560	1,588,803,973	—	1,794,144,533
Common Stocks	34,162,084	—	—	34,162,084
Short-Term Investments
Affiliated Investment Company	113,964,023	—	—	113,964,023
Unaffiliated Investment Companies	103,859,614	—	—	103,859,614
Total Short-Term Investments	217,823,637	—	—	217,823,637
Total Investments in Securities	$ 457,326,281	$ 1,643,561,337	$ —	$ 2,100,887,618

(a)	For a complete listing of investments and their industries, see the Portfolio of Investments.
The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.
16	MainStay MacKay Convertible Fund

Statement of Assets and Liabilities as of October 31, 2021
Assets
Investment in unaffiliated securities, at value (identified cost $1,643,653,162) including securities on loan of $102,400,480	$1,986,923,595
Investment in affiliated investment companies, at value (identified cost $113,964,023)	113,964,023
Cash	244
Due from custodian	1,404,408
Receivables:
Fund shares sold	4,649,446
Dividends and interest	3,892,822
Investment securities sold	980,459
Securities lending	45,972
Other assets	52,116
Total assets	2,111,913,085
Liabilities
Cash collateral received for securities on loan	103,859,614
Payables:
Investment securities purchased	2,671,551
Fund shares redeemed	1,030,416
Manager (See Note 3)	892,131
Transfer agent (See Note 3)	350,877
NYLIFE Distributors (See Note 3)	253,360
Shareholder communication	50,978
Professional fees	17,956
Custodian	3,911
Trustees	1,979
Accrued expenses	300
Total liabilities	109,133,073
Net assets	$2,002,780,012
Composition of Net Assets
Shares of beneficial interest outstanding (par value of $.01 per share) unlimited number of shares authorized	$ 788,098
Additional paid-in-capital	1,291,087,093
1,291,875,191
Total distributable earnings (loss)	710,904,821
Net assets	$2,002,780,012
Class A
Net assets applicable to outstanding shares	$891,432,997
Shares of beneficial interest outstanding	35,096,749
Net asset value per share outstanding	$ 25.40
Maximum sales charge (5.50% of offering price)	1.48
Maximum offering price per share outstanding	$ 26.88
Investor Class
Net assets applicable to outstanding shares	$ 53,737,673
Shares of beneficial interest outstanding	2,116,644
Net asset value per share outstanding	$ 25.39
Maximum sales charge (5.00% of offering price)	1.34
Maximum offering price per share outstanding	$ 26.73
Class B
Net assets applicable to outstanding shares	$ 10,226,124
Shares of beneficial interest outstanding	409,900
Net asset value and offering price per share outstanding	$ 24.95
Class C
Net assets applicable to outstanding shares	$ 55,753,638
Shares of beneficial interest outstanding	2,237,716
Net asset value and offering price per share outstanding	$ 24.92
Class I
Net assets applicable to outstanding shares	$991,629,580
Shares of beneficial interest outstanding	38,948,800
Net asset value and offering price per share outstanding	$ 25.46

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.
17

Statement of Operations for the year ended October 31, 2021
Investment Income (Loss)
Income
Interest	$ 13,032,077
Dividends-unaffiliated	7,685,069
Securities lending	321,478
Dividends-affiliated	8,159
Total income	21,046,783
Expenses
Manager (See Note 3)	10,523,166
Distribution/Service—Class A (See Note 3)	2,070,016
Distribution/Service—Investor Class (See Note 3)	141,925
Distribution/Service—Class B (See Note 3)	110,866
Distribution/Service—Class C (See Note 3)	578,301
Transfer agent (See Note 3)	1,898,953
Professional fees	133,719
Registration	125,365
Shareholder communication	102,441
Trustees	42,619
Custodian	33,068
Insurance	12,054
Miscellaneous	46,311
Total expenses before waiver/reimbursement	15,818,804
Expense waiver/reimbursement from Manager (See Note 3)	(503,766)
Net expenses	15,315,038
Net investment income (loss)	5,731,745
Realized and Unrealized Gain (Loss)
Net realized gain (loss) on unaffiliated investments	418,909,274
Net change in unrealized appreciation (depreciation) on unaffiliated investments	55,935,875
Net realized and unrealized gain (loss)	474,845,149
Net increase (decrease) in net assets resulting from operations	$480,576,894
The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.
18	MainStay MacKay Convertible Fund

Statements of Changes in Net Assets
for the years ended October 31, 2021 and October 31, 2020
	2021	2020
Increase (Decrease) in Net Assets
Operations:
Net investment income (loss)	$ 5,731,745	$ 7,023,112
Net realized gain (loss)	418,909,274	136,092,037
Net change in unrealized appreciation (depreciation)	55,935,875	126,219,090
Net increase (decrease) in net assets resulting from operations	480,576,894	269,334,239
Distributions to shareholders:
Class A	(49,364,131)	(13,476,076)
Investor Class	(4,182,074)	(1,333,183)
Class B	(728,517)	(222,915)
Class C	(3,711,279)	(1,152,529)
Class I	(65,504,118)	(21,838,382)
Total distributions to shareholders	(123,490,119)	(38,023,085)
Capital share transactions:
Net proceeds from sales of shares	391,249,469	441,125,603
Net asset value of shares issued to shareholder in reinvestment of distributions	109,969,298	34,121,687
Cost of shares redeemed	(487,172,790)	(526,300,928)
Increase (decrease) in net assets derived from capital share transactions	14,045,977	(51,053,638)
Net increase (decrease) in net assets	371,132,752	180,257,516
Net Assets
Beginning of year	1,631,647,260	1,451,389,744
End of year	$2,002,780,012	$1,631,647,260
The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.
19

Financial Highlights selected per share data and ratios
	Year Ended October 31,
Class A	2021	2020	2019	2018	2017
Net asset value at beginning of year	$ 20.90	$ 17.81	$ 17.07	$ 17.75	$ 15.72
Net investment income (loss) (a)	0.05	0.06	0.12	0.15	0.19
Net realized and unrealized gain (loss)	6.01	3.47	1.60	0.40	2.34
Total from investment operations	6.06	3.53	1.72	0.55	2.53
Less distributions:
From net investment income	(0.13)	(0.13)	(0.15)	(0.22)	(0.24)
From net realized gain on investments	(1.43)	(0.31)	(0.83)	(1.01)	(0.26)
Total distributions	(1.56)	(0.44)	(0.98)	(1.23)	(0.50)
Net asset value at end of year	$ 25.40	$ 20.90	$ 17.81	$ 17.07	$ 17.75
Total investment return (b)	30.06%	20.27%	10.75%	3.28%	16.30%
Ratios (to average net assets)/Supplemental Data:
Net investment income (loss)	0.19%	0.33%	0.67%	0.87%	1.12%
Net expenses (c)	0.91%	0.96%	0.98%	0.98%	0.98%
Expenses (before waiver/reimbursement) (c)	0.91%	0.96%	0.98%	0.98%	0.99%
Portfolio turnover rate	49%	46%	23%	43%	38%
Net assets at end of year (in 000’s)	$ 891,433	$ 657,626	$ 545,605	$ 518,381	$ 482,341

(a)	Per share data based on average shares outstanding during the year.
(b)	Total investment return is calculated exclusive of sales charges and assumes the reinvestment of dividends and distributions. For periods of less than one year, total return is not annualized.
(c)	In addition to the fees and expenses which the Fund bears directly, it also indirectly bears a pro-rata share of the fees and expenses of the underlying funds in which it invests. Such indirect expenses are not included in the above expense ratios.

	Year Ended October 31,
Investor Class	2021	2020	2019	2018	2017
Net asset value at beginning of year	$ 20.90	$ 17.80	$ 17.07	$ 17.75	$ 15.72
Net investment income (loss) (a)	(0.00)‡	0.03	0.09	0.13	0.16
Net realized and unrealized gain (loss)	6.00	3.47	1.59	0.39	2.34
Total from investment operations	6.00	3.50	1.68	0.52	2.50
Less distributions:
From net investment income	(0.08)	(0.09)	(0.12)	(0.19)	(0.21)
From net realized gain on investments	(1.43)	(0.31)	(0.83)	(1.01)	(0.26)
Total distributions	(1.51)	(0.40)	(0.95)	(1.20)	(0.47)
Net asset value at end of year	$ 25.39	$ 20.90	$ 17.80	$ 17.07	$ 17.75
Total investment return (b)	29.77%	20.08%	10.50%	3.12%	16.11%
Ratios (to average net assets)/Supplemental Data:
Net investment income (loss)	(0.01)%	0.13%	0.51%	0.72%	0.95%
Net expenses (c)	1.12%	1.16%	1.15%	1.13%	1.14%
Expenses (before waiver/reimbursement) (c)	1.12%	1.16%	1.17%	1.14%	1.15%
Portfolio turnover rate	49%	46%	23%	43%	38%
Net assets at end of year (in 000's)	$ 53,738	$ 57,829	$ 59,242	$ 52,723	$ 56,289

‡	Less than one cent per share.
(a)	Per share data based on average shares outstanding during the year.
(b)	Total investment return is calculated exclusive of sales charges and assumes the reinvestment of dividends and distributions. For periods of less than one year, total return is not annualized.
(c)	In addition to the fees and expenses which the Fund bears directly, it also indirectly bears a pro-rata share of the fees and expenses of the underlying funds in which it invests. Such indirect expenses are not included in the above expense ratios.

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.
20	MainStay MacKay Convertible Fund

Financial Highlights selected per share data and ratios
	Year Ended October 31,
Class B	2021	2020	2019	2018	2017
Net asset value at beginning of year	$ 20.67	$ 17.68	$ 16.98	$ 17.67	$ 15.66
Net investment income (loss) (a)	(0.18)	(0.11)	(0.04)	(0.01)	0.04
Net realized and unrealized gain (loss)	5.93	3.44	1.60	0.39	2.32
Total from investment operations	5.75	3.33	1.56	0.38	2.36
Less distributions:
From net investment income	(0.04)	(0.03)	(0.03)	(0.06)	(0.09)
From net realized gain on investments	(1.43)	(0.31)	(0.83)	(1.01)	(0.26)
Total distributions	(1.47)	(0.34)	(0.86)	(1.07)	(0.35)
Net asset value at end of year	$ 24.95	$ 20.67	$ 17.68	$ 16.98	$ 17.67
Total investment return (b)	28.79%	19.15%	9.76%	2.35%	15.21%
Ratios (to average net assets)/Supplemental Data:
Net investment income (loss)	(0.76)%	(0.61)%	(0.23)%	(0.03)%	0.21%
Net expenses (c)	1.87%	1.91%	1.90%	1.88%	1.89%
Expenses (before waiver/reimbursement) (c)	1.87%	1.91%	1.92%	1.89%	1.90%
Portfolio turnover rate	49%	46%	23%	43%	38%
Net assets at end of year (in 000’s)	$ 10,226	$ 10,454	$ 11,786	$ 15,051	$ 19,290

(a)	Per share data based on average shares outstanding during the year.
(b)	Total investment return is calculated exclusive of sales charges and assumes the reinvestment of dividends and distributions. For periods of less than one year, total return is not annualized.
(c)	In addition to the fees and expenses which the Fund bears directly, it also indirectly bears a pro-rata share of the fees and expenses of the underlying funds in which it invests. Such indirect expenses are not included in the above expense ratios.

	Year Ended October 31,
Class C	2021	2020	2019	2018	2017
Net asset value at beginning of year	$ 20.64	$ 17.65	$ 16.96	$ 17.65	$ 15.64
Net investment income (loss) (a)	(0.18)	(0.11)	(0.04)	(0.00)‡	0.04
Net realized and unrealized gain (loss)	5.93	3.44	1.59	0.38	2.32
Total from investment operations	5.75	3.33	1.55	0.38	2.36
Less distributions:
From net investment income	(0.04)	(0.03)	(0.03)	(0.06)	(0.09)
From net realized gain on investments	(1.43)	(0.31)	(0.83)	(1.01)	(0.26)
Total distributions	(1.47)	(0.34)	(0.86)	(1.07)	(0.35)
Net asset value at end of year	$ 24.92	$ 20.64	$ 17.65	$ 16.96	$ 17.65
Total investment return (b)	28.84%	19.18%	9.71%	2.35%	15.23%
Ratios (to average net assets)/Supplemental Data:
Net investment income (loss)	(0.77)%	(0.61)%	(0.23)%	(0.03)%	0.21%
Net expenses (c)	1.87%	1.91%	1.90%	1.88%	1.89%
Expenses (before waiver/reimbursement) (c)	1.87%	1.91%	1.92%	1.89%	1.90%
Portfolio turnover rate	49%	46%	23%	43%	38%
Net assets at end of year (in 000’s)	$ 55,754	$ 52,999	$ 60,891	$ 80,830	$ 82,335

‡	Less than one cent per share.
(a)	Per share data based on average shares outstanding during the year.
(b)	Total investment return is calculated exclusive of sales charges and assumes the reinvestment of dividends and distributions. For periods of less than one year, total return is not annualized.
(c)	In addition to the fees and expenses which the Fund bears directly, it also indirectly bears a pro-rata share of the fees and expenses of the underlying funds in which it invests. Such indirect expenses are not included in the above expense ratios.

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.
21

Financial Highlights selected per share data and ratios
	Year Ended October 31,
Class I	2021	2020	2019	2018	2017
Net asset value at beginning of year	$ 20.95	$ 17.85	$ 17.11	$ 17.79	$ 15.75
Net investment income (loss) (a)	0.12	0.13	0.18	0.22	0.25
Net realized and unrealized gain (loss)	6.02	3.48	1.60	0.39	2.34
Total from investment operations	6.14	3.61	1.78	0.61	2.59
Less distributions:
From net investment income	(0.20)	(0.20)	(0.21)	(0.28)	(0.29)
From net realized gain on investments	(1.43)	(0.31)	(0.83)	(1.01)	(0.26)
Total distributions	(1.63)	(0.51)	(1.04)	(1.29)	(0.55)
Net asset value at end of year	$ 25.46	$ 20.95	$ 17.85	$ 17.11	$ 17.79
Total investment return (b)	30.43%	20.71%	11.14%	3.65%	16.69%
Ratios (to average net assets)/Supplemental Data:
Net investment income (loss)	0.49%	0.68%	1.04%	1.25%	1.45%
Net expenses (c)	0.61%	0.61%	0.61%	0.61%	0.64%
Expenses (before waiver/reimbursement) (c)	0.66%	0.71%	0.73%	0.73%	0.74%
Portfolio turnover rate	49%	46%	23%	43%	38%
Net assets at end of year (in 000’s)	$ 991,630	$ 852,739	$ 773,865	$ 683,594	$ 562,526

(a)	Per share data based on average shares outstanding during the year.
(b)	Total investment return is calculated exclusive of sales charges and assumes the reinvestment of dividends and distributions. Class I shares are not subject to sales charges. For periods of less than one year, total return is not annualized.
(c)	In addition to the fees and expenses which the Fund bears directly, it also indirectly bears a pro-rata share of the fees and expenses of the underlying funds in which it invests. Such indirect expenses are not included in the above expense ratios.
The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.
22	MainStay MacKay Convertible Fund

Notes to Financial Statements
Note 1-Organization and Business
The MainStay Funds (the “Trust”) was organized on January 9, 1986, as a Massachusetts business trust. The Trust is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company, and is comprised of twelve funds (collectively referred to as the "Funds"). These financial statements and notes relate to the MainStay MacKay Convertible Fund (the "Fund"), a “diversified” fund, as that term is defined in the 1940 Act, as interpreted or modified by regulatory authorities having jurisdiction, from time to time.
The following table lists the Fund's share classes that have been registered and commenced operations:
Class	Commenced Operations
Class A	January 3, 1995
Investor Class	February 28, 2008
Class B	May 1, 1986
Class C	September 1, 1998
Class I	November 28, 2008
Class R6	N/A*
SIMPLE Class	N/A*

*	Class R6 shares were registered for sale effective as of February 28, 2017 and SIMPLE Class shares were registered for sale effective as of August 31, 2020 but have not yet commenced operations.
Class B shares of the MainStay Group of Funds are closed to all new purchases as well as additional investments by existing Class B shareholders. Existing Class B shareholders may continue to reinvest dividends and capital gains distributions, as well as exchange their Class B shares for Class B shares of other funds in the MainStay Group of Funds as permitted by the current exchange privileges. Class B shareholders continue to be subject to any applicable contingent deferred sales charge ("CDSC") at the time of redemption. All other features of the Class B shares, including but not limited to the fees and expenses applicable to Class B shares, remain unchanged. Unless redeemed, Class B shareholders will remain in Class B shares of their respective fund until the Class B shares are converted to Class A or Investor Class shares pursuant to the applicable conversion schedule.
Class A and Investor Class shares are offered at net asset value (“NAV”) per share plus an initial sales charge. No initial sales charge applies to investments of $1 million or more (and certain other qualified purchases) in Class A and Investor Class shares. However, a CDSC of 1.00% may be imposed on certain redemptions made within 18 months of the date of purchase on shares that were purchased without an initial sales charge. Class C shares are offered at NAV without an initial sales charge, although a 1.00% CDSC may be imposed on certain redemptions of such shares made within one year of the date of purchase of Class C shares. When Class B shares were offered, they were offered at NAV without an initial sales charge, although a CDSC that declines depending on the number of years a shareholder held its Class B shares may be imposed on certain redemptions of such shares made within six years of the date of purchase of such shares. Class I shares are offered at NAV without a sales charge. Class R6 and SIMPLE Class shares are currently expected to be offered at NAV without a sales charge. Depending upon eligibility, Class B shares convert to either Class A or Investor Class shares at the end of the calendar quarter eight years after the date they were purchased. In addition, depending upon eligibility, Class C shares convert to either Class A or Investor Class shares at the end of the calendar quarter ten years after the date they were purchased. Additionally, Investor Class shares may convert automatically to Class A shares. Under certain circumstances and as may be permitted by the Trust’s multiple class plan pursuant to Rule 18f-3 under the 1940 Act, specified share classes of the Fund may be converted to one or more other share classes of the Fund as disclosed in the capital share transactions within these Notes. The classes of shares have the same voting (except for issues that relate solely to one class), dividend, liquidation and other rights, and the same terms and conditions, except that under distribution plans pursuant to Rule 12b-1 under the 1940 Act, Class B and Class C shares are subject to higher distribution and/or service fees than Class A, Investor Class and SIMPLE Class shares. Class I and Class R6 shares are not subject to a distribution and/or service fee.
The Fund's investment objective is to seek capital appreciation together with current income.
Note 2–Significant Accounting Policies
The Fund is an investment company and accordingly follows the investment company accounting and reporting guidance of the Financial Accounting Standards Board (“FASB”) Accounting Standards Codification Topic 946 Financial Services—Investment Companies. The Fund prepares its financial statements in accordance with generally accepted accounting principles (“GAAP”) in the United States of America and follows the significant accounting policies described below.
(A) Securities Valuation.  Investments are usually valued as of the close of regular trading on the New York Stock Exchange (the "Exchange") (usually 4:00 p.m. Eastern time) on each day the Fund is open for business ("valuation date").
The Board of Trustees of the Trust (the "Board") adopted procedures establishing methodologies for the valuation of the Fund's securities and other assets and delegated the responsibility for valuation determinations under those procedures to the Valuation Committee of the Trust (the “Valuation Committee”). The procedures state that, subject to the oversight of the Board and unless otherwise noted, the responsibility for the day-to-day valuation of portfolio assets (including fair value measurements for the Fund's assets and liabilities) rests with New York Life Investment Management LLC (“New York Life Investments” or the "Manager"), aided to whatever extent necessary by the Subadvisor (as defined in Note 3(A)). To assess the appropriateness of security valuations, the Manager, the Subadvisor or the Fund's third-party service provider, who is subject to oversight by the Manager, regularly compares prior day prices, prices on comparable securities and the sale prices to the prior and current day prices and challenges prices with changes

23

Notes to Financial Statements (continued)
exceeding certain tolerance levels with third-party pricing services or broker sources.
The Board authorized the Valuation Committee to appoint a Valuation Subcommittee (the “Subcommittee”) to establish the prices of securities for which market quotations are not readily available or the prices of which are not otherwise readily determinable under the procedures. The Subcommittee meets (in person, via electronic mail or via teleconference) on an as-needed basis. The Valuation Committee meets to ensure that actions taken by the Subcommittee were appropriate.
For those securities valued through either a standardized fair valuation methodology or a fair valuation measurement, the Subcommittee deals with such valuation and the Valuation Committee reviews and affirms, if appropriate, the reasonableness of the valuation based on such methodologies and measurements on a regular basis after considering information that is reasonably available and deemed relevant by the Valuation Committee. Any action taken by the Subcommittee with respect to the valuation of a portfolio security or other asset is submitted for review and ratification (if appropriate) to the Valuation Committee and the Board at the next regularly scheduled meeting.
"Fair value" is defined as the price the Fund would reasonably expect to receive upon selling an asset or liability in an orderly transaction to an independent buyer in the principal or most advantageous market for the asset or liability. Fair value measurements are determined within a framework that establishes a three-tier hierarchy that maximizes the use of observable market data and minimizes the use of unobservable inputs to establish a classification of fair value measurements for disclosure purposes. "Inputs" refer broadly to the assumptions that market participants would use in pricing the asset or liability, including assumptions about risk, such as the risk inherent in a particular valuation technique used to measure fair value using a pricing model and/or the risk inherent in the inputs for the valuation technique. Inputs may be observable or unobservable. Observable inputs reflect the assumptions market participants would use in pricing the asset or liability based on market data obtained from sources independent of the Fund. Unobservable inputs reflect the Fund’s own assumptions about the assumptions market participants would use in pricing the asset or liability based on the information available. The inputs or methodology used for valuing assets or liabilities may not be an indication of the risks associated with investing in those assets or liabilities. The three-tier hierarchy of inputs is summarized below.
•	Level 1—quoted prices in active markets for an identical asset or liability
•	Level 2—other significant observable inputs (including quoted prices for a similar asset or liability in active markets, interest rates and yield curves, prepayment speeds, credit risk, etc.)
•	Level 3—significant unobservable inputs (including the Fund's own assumptions about the assumptions that market participants would use in measuring fair value of an asset or liability)
The level of an asset or liability within the fair value hierarchy is based on the lowest level of an input, both individually and in the aggregate, that is significant to the fair value measurement. The aggregate value by input level of the Fund’s assets and liabilities as of October 31, 2021, is included at the end of the Portfolio of Investments.
The Fund may use third-party vendor evaluations, whose prices may be derived from one or more of the following standard inputs, among others:
• Benchmark yields	• Reported trades
• Broker/dealer quotes	• Issuer spreads
• Two-sided markets	• Benchmark securities
• Bids/offers	• Reference data (corporate actions or material event notices)
• Industry and economic events	• Comparable bonds
• Monthly payment information
An asset or liability for which market values cannot be measured using the methodologies described above is valued by methods deemed reasonable in good faith by the Valuation Committee, following the procedures established by the Board, to represent fair value. Under these procedures, the Fund generally uses a market-based approach which may use related or comparable assets or liabilities, recent transactions, market multiples, book values and other relevant information. The Fund may also use an income-based valuation approach in which the anticipated future cash flows of the asset or liability are discounted to calculate fair value. Discounts may also be applied due to the nature and/or duration of any restrictions on the disposition of the asset or liability. Fair value represents a good faith approximation of the value of a security. Fair value determinations involve the consideration of a number of subjective factors, an analysis of applicable facts and circumstances and the exercise of judgment. As a result, it is possible that the fair value for a security determined in good faith in accordance with the Fund's valuation procedures may differ from valuations for the same security determined by other funds using their own valuation procedures. Although the Fund's valuation procedures are designed to value a security at the price the Fund may reasonably expect to receive upon the security's sale in an orderly transaction, there can be no assurance that any fair value determination thereunder would, in fact, approximate the amount that the Fund would actually realize upon the sale of the security or the price at which the security would trade if a reliable market price were readily available. During the year ended October 31, 2021, there were no material changes to the fair value methodologies.
Securities which may be valued in this manner include, but are not limited to: (i) a security for which trading has been halted or suspended; (ii) a debt security that has recently gone into default and for which there is not a current market quotation; (iii) a security of an issuer that has entered into a restructuring; (iv) a security that has been delisted from a national exchange; (v) a security for which the market price is not readily available from a third-party pricing source or, if so provided, does not, in the opinion of the Manager or the Subadvisor, reflect the security's market value; (vi) a security subject to trading collars for which no or limited

24	MainStay MacKay Convertible Fund

trading takes place; and (vii) a security whose principal market has been temporarily closed at a time when, under normal conditions, it would be open. Securities valued in this manner are generally categorized as Level 3 in the hierarchy. No securities held by the Fund as of October 31, 2021 were fair valued in such a manner.
Equity securities are valued at the last quoted sales prices as of the close of regular trading on the relevant exchange on each valuation date. Securities that are not traded on the valuation date are valued at the mean of the last quoted bid and ask prices. Prices are normally taken from the principal market in which each security trades. These securities are generally categorized as Level 1 in the hierarchy.
Investments in mutual funds, including money market funds, are valued at their respective NAVs at the close of business each day on the valuation date. These securities are generally categorized as Level 1 in the hierarchy.
Debt securities (other than convertible and municipal bonds) are valued at the evaluated bid prices (evaluated mean prices in the case of convertible and municipal bonds) supplied by a pricing agent or broker selected by the Manager, in consultation with the Subadvisor. The evaluations are market-based measurements processed through a pricing application and represents the pricing agent’s good faith determination as to what a holder may receive in an orderly transaction under market conditions. The rules-based logic utilizes valuation techniques that reflect participants’ assumptions and vary by asset class and per methodology, maximizing the use of relevant observable data including quoted prices for similar assets, benchmark yield curves and market corroborated inputs. The evaluated bid or mean prices are deemed by the Manager, in consultation with the Subadvisor, to be representative of market values at the regular close of trading of the Exchange on each valuation date. Debt securities purchased on a delayed delivery basis are marked to market daily until settlement at the forward settlement date. Debt securities, including corporate bonds, U.S. government and federal agency bonds, municipal bonds, foreign bonds, convertible bonds, asset-backed securities and mortgage-backed securities are generally categorized as Level 2 in the hierarchy.
Temporary cash investments acquired in excess of 60 days to maturity at the time of purchase are valued using the latest bid prices or using valuations based on a matrix system (which considers such factors as security prices, yields, maturities and ratings), both as furnished by independent pricing services. Temporary cash investments that mature in 60 days or less at the time of purchase ("Short-Term Investments") are valued using the amortized cost method of valuation, unless the use of such method would be inappropriate. The amortized cost method involves valuing a security at its cost on the date of purchase and thereafter assuming a constant amortization to maturity of the difference between such cost and the value on maturity date. Amortized cost approximates the current fair value of a security. Securities valued using the amortized cost method are not valued using quoted prices in an active market and are generally categorized as Level 2 in the hierarchy.
The information above is not intended to reflect an exhaustive list of the methodologies that may be used to value portfolio investments. The valuation procedures permit the use of a variety of valuation methodologies in connection with valuing portfolio investments. The methodology used for a specific type of investment may vary based on the market data available or other considerations. The methodologies summarized above may not represent the specific means by which portfolio investments are valued on any particular business day.
(B) Income Taxes.  The Fund's policy is to comply with the requirements of the Internal Revenue Code of 1986, as amended (the “Internal Revenue Code”), applicable to regulated investment companies and to distribute all of its taxable income to the shareholders of the Fund within the allowable time limits.
The Manager evaluates the Fund’s tax positions to determine if the tax positions taken meet the minimum recognition threshold in connection with accounting for uncertainties in income tax positions taken or expected to be taken for the purposes of measuring and recognizing tax liabilities in the financial statements. Recognition of tax benefits of an uncertain tax position is permitted only to the extent the position is “more likely than not” to be sustained assuming examination by taxing authorities. The Manager analyzed the Fund's tax positions taken on federal, state and local income tax returns for all open tax years (for up to three tax years) and has concluded that no provisions for federal, state and local income tax are required in the Fund's financial statements. The Fund's federal, state and local income tax and federal excise tax returns for tax years for which the applicable statutes of limitations have not expired are subject to examination by the Internal Revenue Service and state and local departments of revenue.
(C) Dividends and Distributions to Shareholders. Dividends and distributions are recorded on the ex-dividend date. The Fund intends to declare and pay dividends from net investment income, if any, at least quarterly and distributions from net realized capital and currency gains, if any, at least annually. Unless a shareholder elects otherwise, all dividends and distributions are reinvested at NAV in the same class of shares of the Fund. Dividends and distributions to shareholders are determined in accordance with federal income tax regulations and may differ from determinations using GAAP.
(D) Security Transactions and Investment Income.  The Fund records security transactions on the trade date. Realized gains and losses on security transactions are determined using the identified cost method. Dividend income is recognized on the ex-dividend date, net of any foreign tax withheld at the source, and interest income is accrued as earned using the effective interest rate method. Distributions received from real estate investment trusts may be classified as dividends, capital gains and/or return of capital. Discounts and premiums on securities purchased for the Fund are accreted and amortized, respectively, on the effective interest rate method over the life of the respective securities.
Investment income and realized and unrealized gains and losses on investments of the Fund are allocated pro rata to the separate classes of
25

Notes to Financial Statements (continued)
shares based upon their relative net assets on the date the income is earned or realized and unrealized gains and losses are incurred.
The Fund may place a debt security on non-accrual status and reduce related interest income by ceasing current accruals and writing off all or a portion of any interest receivables when the collection of all or a portion of such interest has become doubtful. A debt security is removed from non-accrual status when the issuer resumes interest payments or when collectability of interest is reasonably assured.
(E) Expenses.  Expenses of the Trust are allocated to the individual Funds in proportion to the net assets of the respective Funds when the expenses are incurred, except where direct allocations of expenses can be made. Expenses (other than transfer agent expenses and fees incurred under the shareholder services plans and/or the distribution plans further discussed in Note 3(B)) are allocated to separate classes of shares pro rata based upon their relative net assets on the date the expenses are incurred. The expenses borne by the Fund, including those of related parties to the Fund, are shown in the Statement of Operations.
Additionally, the Fund may invest in mutual funds, which are subject to management fees and other fees that may cause the costs of investing in mutual funds to be greater than the costs of owning the underlying securities directly. These indirect expenses of mutual funds are not included in the amounts shown as expenses in the Statement of Operations or in the expense ratios included in the Financial Highlights.
(F) Use of Estimates.  In preparing financial statements in conformity with GAAP, the Manager makes estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results could differ from those estimates and assumptions.
(G) Securities Lending. In order to realize additional income, the Fund may engage in securities lending, subject to the limitations set forth in the 1940 Act and relevant guidance by the staff of the Securities and Exchange Commission (“SEC”). If the Fund engages in securities lending, the Fund will lend through its custodian, JPMorgan Chase Bank, N.A., ("JPMorgan"), acting as securities lending agent on behalf of the Fund. Under the current arrangement, JPMorgan will manage the Fund's collateral in accordance with the securities lending agency agreement between the Fund and JPMorgan, and indemnify the Fund against counterparty risk. The loans will be collateralized by cash (which may be invested in a money market fund) and/or non-cash collateral (which may include U.S. Treasury securities and/or U.S. government agency securities issued or guaranteed by the United States government or its agencies or instrumentalities) at least equal at all times to the market value of the securities loaned. The Fund bears the risk of delay in recovery of, or loss of rights in, the securities loaned. The Fund may also record a realized gain or loss on securities deemed sold due to a borrower’s inability to return securities on loan. The Fund bears the risk of any loss on investment of cash collateral. The Fund will receive compensation for lending its securities in the form of fees or it will retain a portion of interest earned on the investment of any cash collateral. The Fund will also continue to receive interest and dividends on the securities loaned and any gain or loss in the market price of the securities loaned that may occur during the term of the loan will be for the account of the Fund. Income earned from securities lending activities, if any, is reflected in the Statement of Operations. Securities on loan as of October 31, 2021, are shown in the Portfolio of Investments.
Prior to November 23, 2020, these services were provided by State Street Bank and Trust Company (“State Street”).
(H) Debt and Convertible Securities Risk.  The ability of issuers of debt securities held by the Fund to meet their obligations may be affected by, among other things, economic or political developments in a specific country, industry or region. Debt securities are also subject to the risks associated with changes in interest rates.
Convertible securities may be subordinate to other securities. In part, the total return for a convertible security depends upon the performance of the underlying stock into which it can be converted. Also, issuers of convertible securities are often not as strong financially as those issuing securities with higher credit ratings, are more likely to encounter financial difficulties and typically are more vulnerable to changes in the economy, such as a recession or a sustained period of rising interest rates, which could affect their ability to make interest and principal payments.
(I) Indemnifications.  Under the Trust’s organizational documents, its officers and trustees are indemnified against certain liabilities that may arise out of performance of their duties to the Trust. Additionally, in the normal course of business, the Fund enters into contracts with third-party service providers that contain a variety of representations and warranties and that may provide general indemnifications. The Fund's maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Fund that have not yet occurred. The Manager believes that the risk of loss in connection with these potential indemnification obligations is remote. However, there can be no assurance that material liabilities related to such obligations will not arise in the future, which could adversely impact the Fund.
Note 3–Fees and Related Party Transactions
(A) Manager and Subadvisor. New York Life Investments, a registered investment adviser and an indirect, wholly-owned subsidiary of New York Life Insurance Company ("New York Life"), serves as the Fund's Manager, pursuant to an Amended and Restated Management Agreement ("Management Agreement"). The Manager provides offices, conducts clerical, recordkeeping and bookkeeping services and keeps most of the financial and accounting records required to be maintained by the Fund. Except for the portion of salaries and expenses that are the responsibility of the Fund, the Manager pays the salaries and expenses of all personnel affiliated with the Fund and certain operational expenses of the Fund. The Fund reimburses New York Life Investments in an amount equal to the portion of the compensation of the Chief Compliance Officer attributable to the Fund. MacKay Shields LLC ("MacKay Shields" or the "Subadvisor"), a registered investment adviser and an indirect, wholly-owned subsidiary of New York Life, serves as Subadvisor to the Fund and is responsible for

26	MainStay MacKay Convertible Fund

the day-to-day portfolio management of the Fund. Pursuant to the terms of an Amended and Restated Subadvisory Agreement ("Subadvisory Agreement") between New York Life Investments and MacKay Shields, New York Life Investments pays for the services of the Subadvisor.
Pursuant to the Management Agreement, the Fund pays the Manager a monthly fee for the services performed and the facilities furnished at an annual rate of the Fund’s average daily net assets as follows: 0.60% up to $500 million; 0.55% from $500 million to $1 billion; 0.50% from $1 billion to $2 billion; and 0.49% in excess of $2 billion, plus a fee for fund accounting services previously provided by New York Life Investments under a separate fund accounting agreement furnished at an annual rate of the Fund’s average daily net assets as follows: 0.05% up to $20 million; 0.0333% from $20 million to $100 million; and 0.01% in excess of $100 million. During the year ended October 31, 2021, the effective management fee rate was 0.55%, inclusive of a fee for fund accounting services of 0.01% of the Fund’s average daily net assets.
New York Life Investments has contractually agreed to waive fees and/or reimburse expenses so that Total Annual Fund Operating Expenses (excluding taxes, interest, litigation, extraordinary expenses, brokerage and other transaction expenses relating to the purchase or sale of portfolio investments and acquired (underlying) fund fees and expenses) of Class I shares do not exceed 0.61% of the Fund's average net assets. This agreement will remain in effect until February 28, 2022, and shall renew automatically for one-year terms unless New York Life Investments provides written notice of termination prior to the start of the next term or upon approval of the Board.
During the year ended October 31, 2021, New York Life Investments earned fees from the Fund in the amount of $10,523,166 and waived fees and/or reimbursed expenses in the amount of $503,766 and paid the Subadvisor fees in the amount of $4,903,573.
JPMorgan provides sub-administration and sub-accounting services to the Fund pursuant to an agreement with New York Life Investments. These services include calculating the daily NAVs of the Fund, maintaining the general ledger and sub-ledger accounts for the calculation of the Fund's NAVs, and assisting New York Life Investments in conducting various aspects of the Fund's administrative operations. For providing these services to the Fund, JPMorgan is compensated by New York Life Investments.
Prior to November 23, 2020, these services were provided by State Street.
Pursuant to an agreement between the Trust and New York Life Investments, New York Life Investments is responsible for providing or procuring certain regulatory reporting services for the Fund. The Fund will reimburse New York Life Investments for the actual costs incurred by New York Life Investments in connection with providing or procuring these services for the Fund.
(B) Distribution and Service Fees.  The Trust, on behalf of the Fund, has entered into a distribution agreement with NYLIFE Distributors LLC (the “Distributor”), an affiliate of New York Life Investments. The Fund has adopted distribution plans (the “Plans”) in accordance with the provisions of Rule 12b-1 under the 1940 Act.
Pursuant to the Class A and Investor Class Plans, the Distributor receives a monthly fee from the Class A and Investor Class shares at an annual rate of 0.25% of the average daily net assets of the Class A and Investor Class shares for distribution and/or service activities as designated by the Distributor. Pursuant to the Class B and Class C Plans, Class B and Class C shares pay the Distributor a monthly distribution fee at an annual rate of 0.75% of the average daily net assets of the Class B and Class C shares along with a service fee at an annual rate of 0.25% of the average daily net assets of the Class B and Class C shares, for a total 12b-1 fee of 1.00%. Class I shares are not subject to a distribution and/or service fee.
The Plans provide that the distribution and service fees are payable to the Distributor regardless of the amounts actually expended by the Distributor for distribution of the Fund's shares and service activities.
(C) Sales Charges.  The Fund was advised by the Distributor that the amount of initial sales charges retained on sales of Class A and Investor Class shares during the year ended October 31, 2021, were $197,450 and $16,421, respectively.
The Fund was also advised that the Distributor retained CDSCs on redemptions of Class A, Class B and Class C shares during the year ended October 31, 2021, of $9,321, $2,567 and $1,970, respectively.
(D) Transfer, Dividend Disbursing and Shareholder Servicing Agent. NYLIM Service Company LLC, an affiliate of New York Life Investments, is the Fund's transfer, dividend disbursing and shareholder servicing agent pursuant to an agreement between NYLIM Service Company LLC and the Trust. NYLIM Service Company LLC has entered into an agreement with DST Asset Manager Solutions, Inc. ("DST"), pursuant to which DST performs certain transfer agent services on behalf of NYLIM Service Company LLC. New York Life Investments has contractually agreed to limit the transfer agency expenses charged to the Fund’s share classes to a maximum of 0.35% of that share class’s average daily net assets on an annual basis after deducting any applicable Fund or class-level expense reimbursement or small account fees. This agreement will remain in effect until February 28, 2022, and shall renew automatically for one-year terms unless New York Life Investments provides written notice of termination prior to the start of the next term or upon approval of the Board. During the year ended October 31, 2021, transfer agent expenses incurred by the Fund and any
27

Notes to Financial Statements (continued)
reimbursements, pursuant to the aforementioned Transfer Agency expense limitation agreement, were as follows:
Class	Expense	Waived
Class A	$709,625	$—
Investor Class	165,438	—
Class B	32,335	—
Class C	168,448	—
Class I	823,107	—
(E) Small Account Fee.  Shareholders with small accounts adversely impact the cost of providing transfer agency services. In an effort to reduce total transfer agency expenses, the Fund has implemented a small account fee on certain types of accounts. As described in the Fund's prospectus, certain shareholders with an account balance of less than $1,000 ($5,000 for Class A share accounts) are charged an annual per account fee of $20 (assessed semi-annually), the proceeds from which offset transfer agent fees as reflected in the Statement of Operations. This small account fee will not apply to certain types of accounts as described further in the Fund’s prospectus.

(F) Investments in Affiliates (in 000’s).  During the year ended October 31, 2021, purchases and sales transactions, income earned from investments and shares held of investment companies managed by New York Life Investments or its affiliates were as follows:
Affiliated Investment Companies	Value, Beginning of Year	Purchases at Cost	Proceeds from Sales	Net Realized Gain/(Loss) on Sales	Change in Unrealized Appreciation/ (Depreciation)	Value, End of Year	Dividend Income	Other Distributions	Shares End of Year
MainStay U.S. Government Liquidity Fund	$ 60,631	$ 600,809	$ (547,476)	$ —	$ —	$ 113,964	$ 8	$ —	113,964

(G) Capital. As of October 31, 2021, New York Life and its affiliates beneficially held shares of the Fund with the values and percentages of net assets as follows:
Class I	$3,944,215	0.4%
Note 4-Federal Income Tax
As of October 31, 2021, the cost and unrealized appreciation (depreciation) of the Fund’s investment portfolio, including applicable derivative contracts and other financial instruments, as determined on a federal income tax basis, were as follows:
	Federal Tax Cost	Gross Unrealized Appreciation	Gross Unrealized (Depreciation)	Net Unrealized Appreciation/ (Depreciation)
Investments in Securities	$1,762,524,671	$365,936,403	$(27,573,456)	$338,362,947
As of October 31, 2021, the components of accumulated gain (loss) on a tax basis were as follows:
Ordinary income	Accumulated Capital and Other Gain (Loss)	Other Temporary Differences	Unrealized Appreciation (Depreciation)	Total Accumulated Gain (Loss)
$58,945,159	$315,025,026	$(1,428,311)	$338,362,947	$710,904,821
The difference between book-basis and tax-basis unrealized appreciation (depreciation) is primarily due to cumulative convertible bond, contingent payment debt instruments (CPDI), and debt to equity adjustments. The other temporary differences are primarily due to defaulted bond income accruals.
The following table discloses the current year reclassifications between total distributable earnings (loss) and additional paid-in capital arising from permanent differences; net assets as of October 31, 2021 were not affected.
Total Distributable Earnings (Loss)	Additional Paid-In Capital
$(36,219,192)	$36,219,192
The reclassifications for the Fund are primarily due to equalization.
During the years ended October 31, 2021 and October 31, 2020, the tax character of distributions paid as reflected in the Statements of Changes in Net Assets was as follows:
	2021	2020
Distributions paid from:
Ordinary Income	$ 22,294,305	$12,864,160
Long-Term Capital Gains	101,195,814	25,158,925
Total	$123,490,119	$38,023,085
Note 5–Custodian
JPMorgan is the custodian of cash and securities held by the Fund. Custodial fees are charged to the Fund based on the Fund's net assets and/or the market value of securities held by the Fund and the number of certain transactions incurred by the Fund.
Prior to November 23, 2020, these services were provided by State Street. The services provided by State Street were a direct expense of the Fund and are included in the Statement of Operations as Custodian fees
28	MainStay MacKay Convertible Fund

which totaled $1,835 for the period November 1, 2020 through November 22, 2020.
Note 6–Line of Credit
The Fund and certain other funds managed by New York Life Investments maintain a line of credit with a syndicate of banks in order to secure a source of funds for temporary purposes to meet unanticipated or excessive redemption requests.
Effective July 27, 2021, under the credit agreement (the “Credit Agreement”), the aggregate commitment amount is $600,000,000 with an additional uncommitted amount of $100,000,000. The commitment fee is an annual rate of 0.15% of the average commitment amount payable quarterly, regardless of usage, to JPMorgan, who serves as the agent to the syndicate. The commitment fee is allocated among the Fund and certain other funds managed by New York Life Investments based upon their respective net assets and other factors. Interest on any revolving credit loan is charged based upon the Federal Funds Rate or the one-month London Interbank Offered Rate (“LIBOR”), whichever is higher. The Credit Agreement expires on July 26, 2022, although the Fund, certain other funds managed by New York Life Investments and the syndicate of banks may renew the Credit Agreement for an additional year on the same or different terms or enter into a credit agreement with a different syndicate of banks. Prior to July 27, 2021, the aggregate commitment amount and the commitment fee were the same as those under the current Credit Agreement. During the year ended October 31, 2021, there were no borrowings made or outstanding with respect to the Fund under the Credit Agreement.
Note 7–Interfund Lending Program
Pursuant to an exemptive order issued by the SEC, the Fund, along with certain other funds managed by New York Life Investments, may participate in an interfund lending program. The interfund lending program provides an alternative credit facility that permits the Fund and certain other funds managed by New York Life Investments to lend or borrow money for temporary purposes directly to or from one another, subject to the conditions of the exemptive order. During the year ended October 31, 2021, there were no interfund loans made or outstanding with respect to the Fund.
Note 8–Purchases and Sales of Securities (in 000’s)
During the year ended October 31, 2021, purchases and sales of securities, other than short-term securities, were $894,399 and $1,046,771, respectively.
Note 9–Capital Share Transactions
Transactions in capital shares for the years ended October 31, 2021 and October 31, 2020, were as follows:
Class A	Shares	Amount
Year ended October 31, 2021:
Shares sold	5,285,332	$ 126,501,641
Shares issued to shareholders in reinvestment of distributions	2,139,264	47,470,507
Shares redeemed	(4,849,726)	(115,920,808)
Net increase (decrease) in shares outstanding before conversion	2,574,870	58,051,340
Shares converted into Class A (See Note 1)	1,081,489	25,339,661
Shares converted from Class A (See Note 1)	(19,008)	(458,361)
Net increase (decrease)	3,637,351	$ 82,932,640
Year ended October 31, 2020:
Shares sold	4,824,291	$ 91,966,797
Shares issued to shareholders in reinvestment of distributions	740,743	13,145,043
Shares redeemed	(5,573,401)	(102,784,136)
Net increase (decrease) in shares outstanding before conversion	(8,367)	2,327,704
Shares converted into Class A (See Note 1)	880,877	16,956,773
Shares converted from Class A (See Note 1)	(53,288)	(999,795)
Net increase (decrease)	819,222	$ 18,284,682

Investor Class	Shares	Amount
Year ended October 31, 2021:
Shares sold	213,974	$ 5,108,766
Shares issued to shareholders in reinvestment of distributions	188,154	4,165,962
Shares redeemed	(205,771)	(4,914,608)
Net increase (decrease) in shares outstanding before conversion	196,357	4,360,120
Shares converted into Investor Class (See Note 1)	61,379	1,489,594
Shares converted from Investor Class (See Note 1)	(908,162)	(21,202,336)
Net increase (decrease)	(650,426)	$ (15,352,622)
Year ended October 31, 2020:
Shares sold	437,729	$ 8,173,460
Shares issued to shareholders in reinvestment of distributions	74,975	1,326,608
Shares redeemed	(338,316)	(6,247,912)
Net increase (decrease) in shares outstanding before conversion	174,388	3,252,156
Shares converted into Investor Class (See Note 1)	61,840	1,123,928
Shares converted from Investor Class (See Note 1)	(796,900)	(15,363,947)
Net increase (decrease)	(560,672)	$ (10,987,863)

29

Notes to Financial Statements (continued)
Class B	Shares	Amount
Year ended October 31, 2021:
Shares sold	21,411	$ 501,679
Shares issued to shareholders in reinvestment of distributions	31,173	683,004
Shares redeemed	(62,432)	(1,473,676)
Net increase (decrease) in shares outstanding before conversion	(9,848)	(288,993)
Shares converted from Class B (See Note 1)	(86,082)	(2,040,685)
Net increase (decrease)	(95,930)	$ (2,329,678)
Year ended October 31, 2020:
Shares sold	28,921	$ 552,676
Shares issued to shareholders in reinvestment of distributions	11,800	208,506
Shares redeemed	(110,550)	(2,042,015)
Net increase (decrease) in shares outstanding before conversion	(69,829)	(1,280,833)
Shares converted from Class B (See Note 1)	(91,151)	(1,666,664)
Net increase (decrease)	(160,980)	$ (2,947,497)

Class C	Shares	Amount
Year ended October 31, 2021:
Shares sold	362,202	$ 8,480,082
Shares issued to shareholders in reinvestment of distributions	162,889	3,564,001
Shares redeemed	(702,549)	(16,493,148)
Net increase (decrease) in shares outstanding before conversion	(177,458)	(4,449,065)
Shares converted from Class C (See Note 1)	(152,398)	(3,586,031)
Net increase (decrease)	(329,856)	$ (8,035,096)
Year ended October 31, 2020:
Shares sold	464,089	$ 8,568,551
Shares issued to shareholders in reinvestment of distributions	54,069	954,315
Shares redeemed	(1,360,299)	(25,010,993)
Net increase (decrease) in shares outstanding before conversion	(842,141)	(15,488,127)
Shares converted from Class C (See Note 1)	(39,567)	(762,500)
Net increase (decrease)	(881,708)	$ (16,250,627)

Class I	Shares	Amount
Year ended October 31, 2021:
Shares sold	10,387,931	$ 250,657,301
Shares issued to shareholders in reinvestment of distributions	2,426,302	54,085,824
Shares redeemed	(14,587,388)	(348,370,550)
Net increase (decrease) in shares outstanding before conversion	(1,773,155)	(43,627,425)
Shares converted into Class I (See Note 1)	18,947	458,158
Net increase (decrease)	(1,754,208)	$ (43,169,267)
Year ended October 31, 2020:
Shares sold	17,361,683	$ 331,864,119
Shares issued to shareholders in reinvestment of distributions	1,037,248	18,487,215
Shares redeemed	(21,094,224)	(390,215,872)
Net increase (decrease) in shares outstanding before conversion	(2,695,293)	(39,864,538)
Shares converted into Class I (See Note 1)	36,723	712,205
Net increase (decrease)	(2,658,570)	$ (39,152,333)
Note 10–Other Matters
An outbreak of COVID-19, first detected in December 2019, has developed into a global pandemic and has resulted in travel restrictions, closure of international borders, certain businesses and securities markets, restrictions on securities trading activities, prolonged quarantines, supply chain disruptions, and lower consumer demand, as well as general concern and uncertainty. The continued impact of COVID-19 and related new variants is uncertain and could further adversely affect the global economy, national economies, individual issuers and capital markets in unforeseeable ways and result in a substantial and extended economic downturn. Developments that disrupt global economies and financial markets, such as COVID-19, may magnify factors that affect the Fund's performance.
Note 11–Subsequent Events
In connection with the preparation of the financial statements of the Fund as of and for the year ended October 31, 2021, events and transactions subsequent to October 31, 2021, through the date the financial statements were issued have been evaluated by the Manager for possible adjustment and/or disclosure. No subsequent events requiring financial statement adjustment or disclosure have been identified.

30	MainStay MacKay Convertible Fund

Report of Independent Registered Public Accounting Firm
To the Shareholders of the Fund and Board of Trustees
The MainStay Funds:
Opinion on the Financial Statements
We have audited the accompanying statement of assets and liabilities of MainStay MacKay Convertible Fund (the Fund), one of the funds constituting The MainStay Funds, including the portfolio of investments, as of October 31, 2021, the related statement of operations for the year then ended, the statements of changes in net assets for each of the years in the two-year period then ended, and the related notes (collectively, the financial statements) and the financial highlights for each of the years in the five-year period then ended. In our opinion, the financial statements and financial highlights present fairly, in all material respects, the financial position of the Fund as of October 31, 2021, the results of its operations for the year then ended, the changes in its net assets for each of the years in the two-year period then ended, and the financial highlights for each of the years in the five-year period then ended, in conformity with U.S. generally accepted accounting principles.
Basis for Opinion
These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.
We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement, whether due to error or fraud. Our audits included performing procedures to assess the risks of material misstatement of the financial statements and financial highlights, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements and financial highlights. Such procedures also included confirmation of securities owned as of October 31, 2021, by correspondence with custodians, the transfer agent, and brokers or by other appropriate auditing procedures when replies from brokers were not received. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements and financial highlights. We believe that our audits provide a reasonable basis for our opinion.
We have served as the auditor of one or more New York Life Investment Management investment companies since 2003.
Philadelphia, Pennsylvania
December 24, 2021
31

Federal Income Tax
Information   (Unaudited)
The Fund is required under the Internal Revenue Code to advise shareholders in a written statement as to the federal tax status of dividends paid by the Fund during such fiscal years. Accordingly, the Fund paid $101,195,814 as long term capital gain distributions.
For the fiscal year ended October 31, 2021, the Fund designated approximately $5,617,650 under the Internal Revenue Code as qualified dividend income eligible for reduced tax rates.
The dividends paid by the Fund during the fiscal year ended October 31, 2021 should be multiplied by 17.66% to arrive at the amount eligible for the corporate dividend-received deduction.
In February 2022, shareholders will receive an IRS Form 1099-DIV or substitute Form 1099, which will show the federal tax status of the distributions received by shareholders in calendar year 2021. The amounts that will be reported on such 1099-DIV or substitute Form 1099 will be the amounts you are to use on your federal income tax return and will differ from the amounts which we must report for the Fund's fiscal year ended October 31, 2021.
Proxy Voting Record
The Fund is required to file with the SEC its proxy voting records for the 12-month period ending June 30 on Form N-PX. The most recent Form N-PX or proxy voting record is available free of charge upon request by calling 800-624-6782; visiting the MainStay Funds’ website at newyorklifeinvestments.com; or visiting the SEC’s website at www.sec.gov.
Shareholder Reports and Quarterly Portfolio Disclosure
The Fund is required to file its complete schedule of portfolio holdings with the SEC 60 days after its first and third fiscal quarter on Form N-PORT. The Fund's holdings report is available free of charge upon request by calling New York Life Investments at 800-624-6782.
32	MainStay MacKay Convertible Fund

Board of Trustees and Officers (Unaudited)
The Trustees and officers of the Fund are listed below. The Board oversees the MainStay Group of Funds (which consists of MainStay Funds and MainStay Funds Trust), MainStay VP Funds Trust, MainStay MacKay DefinedTerm Municipal Opportunities Fund, MainStay CBRE Global Infrastructure Megatrends Fund, the Manager and the Subadvisors, and elects the officers of the Funds who are responsible for the day-to-day operations of the Fund. Information pertaining to the Trustees and officers is set forth below. Each Trustee serves until his or her successor is elected and qualified or until his or her resignation, death or removal. Under the Board’s retirement policy, unless an exception is made, a Trustee must tender his or her resignation by the end of the calendar year during which he or she reaches the age of 75. Mr. Nolan reached the age of 75 during the calendar year 2021. Accordingly, Mr. Nolan is expected to serve until the end of calendar year 2021, at which time he intends to retire. Additionally, Ms. Hammond was appointed as a Trustee of the Fund effective as of Mr. Nolan's retirement. Officers are elected annually by the Board. The business address of each Trustee and officer listed below is 51 Madison Avenue, New York, New York 10010. A majority of the Trustees are not “interested persons” (as defined by the 1940 Act and rules adopted by the SEC thereunder) of the Fund (“Independent Trustees”).
Name and Year of Birth	Term of Office, Position(s) Held and Length of Service	Principal Occupation(s) During Past Five Years	Number of Portfolios in Fund Complex Overseen by Trustee	Other Directorships Held by Trustee

Yie-Hsin Hung* 1962	MainStay Funds: Trustee since 2017; MainStay Funds Trust: Trustee since 2017	Senior Vice President of New York Life since joining in 2010, Member of the Executive Management Committee since 2017, Chief Executive Officer, New York Life Investment Management Holdings LLC & New York Life Investment Management LLC since 2015. Senior Managing Director and Co-President of New York Life Investment Management LLC from January 2014 to May 2015. Previously held positions of increasing responsibility, including head of NYLIM International, Alternative Growth Businesses, and Institutional investments since joining New York Life in 2010	78	MainStay VP Funds Trust:
Trustee since 2017 (31 portfolios);
MainStay MacKay DefinedTerm Municipal Opportunities Fund: Trustee
since 2017; and
MainStay CBRE Global Infrastructure Megatrends Fund: Trustee
since June 2021
*	This Trustee is considered to be an “interested person” of the MainStay Group of Funds, MainStay VP Funds Trust and MainStay MacKay DefinedTerm Municipal Opportunities Fund, within the meaning of the 1940 Act because of her affiliation with New York Life Insurance Company, New York Life Investment Management LLC, Candriam Belgium S.A., Candriam Luxembourg S.C.A., IndexIQ Advisors LLC, MacKay Shields LLC, NYL Investors LLC, NYLIFE Securities LLC and/or NYLIFE Distributors LLC, as described in detail above in the column entitled “Principal Occupation(s) During Past Five Years.”

Interested Trustee
33

Board of Trustees and Officers (Unaudited) (continued)
Name and Year of Birth	Term of Office, Position(s) Held and Length of Service	Principal Occupation(s) During Past Five Years	Number of Portfolios in Fund Complex Overseen by Trustee	Other Directorships Held by Trustee

David H. Chow 1957	MainStay Funds: Trustee since 2016, Advisory Board Member (June 2015 to December 2015); MainStay Funds Trust: Trustee since 2016, Advisory Board Member (June 2015 to December 2015)	Founder and CEO, DanCourt Management, LLC since 1999	78	MainStay VP Funds Trust: Trustee since 2016, Advisory Board Member (June 2015 to December 2015) (31 portfolios);
MainStay MacKay DefinedTerm Municipal Opportunities Fund: Trustee since 2016, Advisory Board Member (June 2015 to December 2015);
				MainStay CBRE Global Infrastructure Megatrends Fund: Trustee since June 2021; Market Vectors Group of Exchange-Traded Funds: Independent Chairman of the Board of Trustees since 2008 and Trustee since 2006 (56 portfolios); and Berea College of Kentucky: Trustee since 2009, Chair of the Investment Committee since 2018
Susan B. Kerley 1951	MainStay Funds: Chairman since 2017 and Trustee since 2007; MainStay Funds Trust: Chairman since 2017 and Trustee since 1990**	President, Strategic Management Advisors LLC since 1990	78	MainStay VP Funds Trust: Chairman since January 2017 and Trustee since 2007 (31 portfolios)***;
MainStay MacKay DefinedTerm Municipal Opportunities Fund: Chairman since 2017 and Trustee since 2011;
				MainStay CBRE Global Infrastructure Megatrends Fund: Trustee since June 2021; and Legg Mason Partners Funds: Trustee since 1991 (45 portfolios)
Alan R. Latshaw 1951	MainStay Funds: Trustee; MainStay Funds Trust: Trustee since 2007**	Retired; Partner, Ernst & Young LLP (2002 to 2003); Partner, Arthur Andersen LLP (1989 to 2002); Consultant to the MainStay Funds Audit and Compliance Committee (2004 to 2006)	78	MainStay VP Funds Trust: Trustee since 2007 (31 portfolios)***;
MainStay MacKay DefinedTerm Municipal Opportunities Fund: Trustee since 2011; and
				MainStay CBRE Global Infrastructure Megatrends Fund: Trustee since June 2021
Richard H. Nolan, Jr. 1946	MainStay Funds: Trustee since 2007; MainStay Funds Trust: Trustee since 2007**	Managing Director, ICC Capital Management since 2004; President—Shields/Alliance, Alliance Capital Management (1994 to 2004)	78	MainStay VP Funds Trust: Trustee since 2006 (31 portfolios)***; and MainStay MacKay DefinedTerm Municipal Opportunities Fund: Trustee since 2011
Jacques P. Perold 1958	MainStay Funds: Trustee since 2016, Advisory Board Member (June 2015 to December 2015); MainStay Funds Trust: Trustee since 2016, Advisory Board Member (June 2015 to December 2015)	Founder and Chief Executive Officer, Capshift Advisors LLC (Since 2018); President, Fidelity Management & Research Company (2009 to 2014); President and Chief Investment Officer, Geode Capital Management, LLC (2001 to 2009)	78	MainStay VP Funds Trust: Trustee since 2016, Advisory Board Member (June 2015 to December 2015) (31 portfolios);
MainStay MacKay DefinedTerm Municipal Opportunities Fund: Trustee since 2016, Advisory Board Member (June 2015 to December 2015);
MainStay CBRE Global Infrastructure Megatrends Fund: Trustee since June 2021; Partners in Health: Trustee since 2019; Allstate Corporation: Director since 2015;
				and MSCI, Inc.: Director since 2017
Independent Trustees
34	MainStay MacKay Convertible Fund

Name and Year of Birth	Term of Office, Position(s) Held and Length of Service	Principal Occupation(s) During Past Five Years	Number of Portfolios in Fund Complex Overseen by Trustee	Other Directorships Held by Trustee

Richard S. Trutanic 1952	MainStay Funds: Trustee since 1994; MainStay Funds Trust: Trustee since 2007**	Chairman and Chief Executive Officer, Somerset & Company (financial advisory firm) since 2004; Managing Director, The Carlyle Group (private investment firm) (2002 to 2004); Senior Managing Director, Partner and Board Member, Groupe Arnault S.A. (private investment firm) (1999 to 2002)	78	MainStay VP Funds Trust: Trustee since 2007 (31 portfolios)***;
MainStay MacKay DefinedTerm Municipal Opportunities Fund: Trustee since 2011; and MainStay CBRE Global Infrastructure Megatrends Fund; Trustee since June 2021
**	Includes prior service as a Director/Trustee of certain predecessor entities to MainStay Funds Trust.
***	Includes prior service as a Director of MainStay VP Series Fund, Inc., the predecessor to MainStay VP Funds Trust.

Name and Year of Birth	Term of Office, Position(s) Held and Length of Service	Principal Occupation(s) During Past Five Years	Number of Portfolios in Fund Complex Overseen by Trustee	Other Directorships Held by Trustee

Karen Hammond 1956	MainStay Funds: Advisory Board Member since June 2021; MainStay Funds Trust: Advisory Board Member since June 2021	Retired, Managing Director, Devonshire Investors (2007 to 2013); Senior Vice President, Fidelity Management & Research Co. (2005 to 2007); Senior Vice President and Corporate Treasurer, FMR Corp. (2003 to 2005); Chief Operating Officer, Fidelity Investments Japan (2001 to 2003)	78	MainStay VP Funds Trust: Advisory Board Member since June 2021 (31 portfolios);
MainStay MacKay DefinedTerm Municipal Opportunities Fund: Advisory Board Member since June 2021;
MainStay CBRE Global Infrastructure Megatrends Fund: Advisory Board Member since June 2021;
Two Harbors Investment Corp: Trustee since 2018, Chair of the Special Committee since 2019; Rhode Island School of Design: Trustee and Chair of the Finance Committee since 2015
Advisory Board Member	Independent Trustees
35

Board of Trustees and Officers (Unaudited) (continued)
Name and Year of Birth	Position(s) Held and Length of Service	Principal Occupation(s) During Past Five Years

Kirk C. Lehneis 1974	President, MainStay Funds, MainStay Funds Trust since 2017	Chief Operating Officer and Senior Managing Director since 2016, New York Life Investment Management LLC; Chairman of the Board since 2017, NYLIFE Distributors LLC; Chairman of the Board, NYLIM Service Company LLC since 2017; Trustee, President and Principal Executive Officer of IndexIQ Trust, IndexIQ ETF Trust and IndexIQ Active ETF Trust since January 2018; President, MainStay MacKay DefinedTerm Municipal Opportunities Fund and MainStay VP Funds Trust since 2017** and MainStay CBRE Global Infrastructure Megatrends Fund since June 2021; Senior Managing Director, Global Product Development (2015 to 2016); Managing Director, Product Development (2010 to 2015), New York Life Investment Management LLC
Jack R. Benintende 1964	Treasurer and Principal Financial and Accounting Officer, MainStay Funds since 2007, MainStay Funds Trust since 2009	Managing Director, New York Life Investment Management LLC since 2007; Treasurer and Principal Financial and Accounting Officer, MainStay MacKay DefinedTerm Municipal Opportunities Fund since 2011, MainStay VP Funds Trust since 2007** and MainStay CBRE Global Infrastructure Megatrends Fund since June 2021; and Assistant Treasurer, New York Life Investment Management Holdings LLC (2008 to 2012)
J. Kevin Gao 1967	Secretary and Chief Legal Officer, MainStay Funds and MainStay Funds Trust since 2010	Managing Director and Associate General Counsel, New York Life Investment Management LLC since 2010; Secretary and Chief Legal Officer, MainStay MacKay DefinedTerm Municipal Opportunities Fund since 2011, MainStay VP Funds Trust since 2010** and MainStay CBRE Global Infrastructure Megatrends Fund since June 2021
Scott T. Harrington 1959	Vice President— Administration, MainStay Funds since 2005, MainStay Funds Trust since 2009	Managing Director, New York Life Investment Management LLC (including predecessor advisory organizations) since 2000; Member of the Board of Directors, New York Life Trust Company since 2009; Vice President—Administration, MainStay MacKay DefinedTerm Municipal Opportunities Fund since 2011, MainStay VP Funds Trust since 2005** and MainStay CBRE Global Infrastructure Megatrends Fund since June 2021
Kevin M. Bopp 1969	Vice President and Chief Compliance Officer, MainStay Funds and MainStay Funds Trust since 2021 and 2014 to 2020	Vice President and Chief Compliance Officer, New York Life Investments Alternatives LLC and New York Life Investment Management Holdings LLC since 2020; Vice President since 2018 and Chief Compliance Officer since 2016, New York Life Investment Management LLC; Vice President and Chief Compliance Officer, IndexIQ Advisors LLC, IndexIQ Holdings Inc., IndexIQ LLC and IndexIQ Trust since 2017; Director and Associate General Counsel (2011 to 2014) and Vice President and Assistant General Counsel (2010 to 2011), New York Life Investment Management LLC;Vice President and Chief Compliance Officer, MainStay VP Funds Trust and MainStay MacKay DefinedTerm Municipal Opportunities Fund since June 2021 and 2014 to 2020 and MainStay CBRE Global Infrastructure Megatrends Fund since June 2021; Assistant Secretary, MainStay Funds, MainStay Funds Trust and MainStay VP Funds Trust (2010 to 2014)**, MainStay MacKay DefinedTerm Municipal Opportunities Fund (2011 to 2014)
*	The officers listed above are considered to be “interested persons” of the MainStay Group of Funds, MainStay VP Funds Trust and MainStay MacKay DefinedTerm Municipal Opportunities Fund within the meaning of the 1940 Act because of their affiliation with the MainStay Group of Funds, New York Life Insurance Company and/or its affiliates, including New York Life Investment Management LLC, NYLIM Service Company LLC, NYLIFE Securities LLC and/or NYLIFE Distributors LLC, as described in detail in the column captioned “Principal Occupation(s) During Past Five Years.” Officers are elected annually by the Board.
**	Includes prior service as an Officer of MainStay VP Series Fund, Inc., the predecessor to MainStay VP Funds Trust.
Officers of the Trust (Who are not Trustees)*
36	MainStay MacKay Convertible Fund

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MainStay Funds
Equity
U.S. Equity
MainStay Epoch U.S. Equity Yield Fund
MainStay MacKay S&P 500 Index Fund
MainStay Winslow Large Cap Growth Fund
MainStay WMC Enduring Capital Fund
MainStay WMC Growth Fund
MainStay WMC Small Companies Fund
MainStay WMC Value Fund
International Equity
MainStay Epoch International Choice Fund
MainStay MacKay International Equity Fund
MainStay WMC International Research Equity Fund
Emerging Markets Equity
MainStay Candriam Emerging Markets Equity Fund
Global Equity
MainStay Epoch Capital Growth Fund
MainStay Epoch Global Equity Yield Fund
Fixed Income
Taxable Income
MainStay Candriam Emerging Markets Debt Fund
MainStay Floating Rate Fund
MainStay MacKay High Yield Corporate Bond Fund
MainStay MacKay Short Duration High Yield Fund
MainStay MacKay Strategic Bond Fund
MainStay MacKay Total Return Bond Fund
MainStay MacKay U.S. Infrastructure Bond Fund
MainStay Short Term Bond Fund
Tax-Exempt Income
MainStay MacKay California Tax Free Opportunities Fund1
MainStay MacKay High Yield Municipal Bond Fund
MainStay MacKay New York Tax Free Opportunities Fund2
MainStay MacKay Short Term Municipal Fund
MainStay MacKay Strategic Municipal Allocation Fund3
MainStay MacKay Tax Free Bond Fund
Money Market
MainStay Money Market Fund
Mixed Asset
MainStay Balanced Fund
MainStay Income Builder Fund
MainStay MacKay Convertible Fund
Speciality
MainStay CBRE Global Infrastructure Fund
MainStay CBRE Real Estate Fund
MainStay Cushing MLP Premier Fund
Asset Allocation
MainStay Conservative Allocation Fund
MainStay Conservative ETF Allocation Fund
MainStay Defensive ETF Allocation Fund
MainStay Equity Allocation Fund
MainStay Equity ETF Allocation Fund
MainStay ESG Multi-Asset Allocation Fund
MainStay Growth Allocation Fund
MainStay Growth ETF Allocation Fund
MainStay Moderate Allocation Fund
MainStay Moderate ETF Allocation Fund

Manager
New York Life Investment Management LLC
New York, New York
Subadvisors
Candriam Belgium S.A.4
Brussels, Belgium
Candriam Luxembourg S.C.A.4
Strassen, Luxembourg
CBRE Investment Management Listed Real Assets LLC
Radnor, Pennsylvania
Cushing Asset Management, LP
Dallas, Texas
Epoch Investment Partners, Inc.
New York, New York
MacKay Shields LLC4
New York, New York
NYL Investors LLC4
New York, New York
Wellington Management Company LLP
Boston, Massachusetts
Winslow Capital Management, LLC
Minneapolis, Minnesota
Legal Counsel
Dechert LLP
Washington, District of Columbia
Independent Registered Public Accounting Firm
KPMG LLP
Philadelphia, Pennsylvania
Distributor
NYLIFE Distributors LLC4
Jersey City, New Jersey
Custodian
JPMorgan Chase Bank, N.A.
New York, New York

  1.
This Fund is registered for sale in AZ, CA, NV, OR, TX, UT, WA and MI (Class A and I shares only), and CO, FL, GA, HI, ID, MA, MD, NH, NJ and NY (Class I shares only).
2.	This Fund is registered for sale in CA, CT, DE, FL, MA, NJ, NY and VT.
3.	Prior to November 30, 2021, the Fund's name was formerly MainStay MacKay Intermediate Tax Free Bond Fund.
4.	An affiliate of New York Life Investment Management LLC.
Not part of the Annual Report

For more information
800-624-6782
newyorklifeinvestments.com
“New York Life Investments” is both a service mark, and the common trade name, of certain investment advisors affiliated with New York Life Insurance Company. The MainStay Funds® are managed by New York Life Investment Management LLC and distributed by NYLIFE Distributors LLC, 30 Hudson Street, Jersey City, NJ 07302, a wholly owned subsidiary of New York Life Insurance Company. NYLIFE Distributors LLC is a Member FINRA/SIPC.
©2021 NYLIFE Distributors LLC. All rights reserved.
1716013MS180-21	MSC11-12/21
(NYLIM) NL210

MainStay MacKay High Yield Corporate Bond Fund

Message from the President and Annual Report
October 31, 2021
Sign up for e-delivery of your shareholder reports. For full details on e-delivery, including who can participate and what you can receive via e-delivery, please log in to newyorklifeinvestments.com/accounts.
Not FDIC/NCUA Insured	Not a Deposit	May Lose Value	No Bank Guarantee	Not Insured by Any Government Agency

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Message from the President
An improved economic outlook provided support to both the equity and fixed-income markets during the 12-month reporting period ended October 31, 2021, but several factors agitated the markets at times, including inflation concerns, uncertainty about the Federal Reserve’s (“Fed”) policy, the re-emergence of COVID-19, and political standoffs in Washington. While stock markets posted solid gains, bonds finished down somewhat, due largely to a sell-off in U.S. Treasury issues early in the year.
The reporting period began with a dramatic shift in the market environment when the discovery of two COVID-19 vaccine candidates was announced. The $900 billion relief package passed in December also added to investor confidence. On the other hand, late in 2021, government inaction added to market uncertainty as Congress came to a stalemate over the debt ceiling and a $3.5 trillion reconciliation package.
As the reporting period progressed investors became increasingly focused on inflation, and a variety of developments fueled these concerns. Early in 2021, the Fed opted to leave interest rates unchanged, pointing to the low inflation rate. But, mindful of the Fed’s new, more lenient approach to pricing pressures—announced late in 2020—and of sizable fiscal spending enacted in response to the pandemic, investors grew concerned, which led to a sell-off in longer-dated Treasury issues in February and March.
Energy prices continued to rebound from a low point at the height of the pandemic in 2020, and shortages in various sectors, including semiconductors and construction supplies, resulted in rising prices. An anticipated $1+ trillion infrastructure spending bill added to inflation concerns. The Consumer Price Index, a measure of pricing pressures across the economy, ticked up in March, exceeded a 4% annualized rate in April, and remained above 5% through September.
In September, the Fed increased its forecast for inflation in 2021 from 3.4% to 4.2% and its forecast for 2022 from 2.1% to 2.2%. After the reporting period, Fed officials announced that a reduction in the Fed's bond purchasing program would begin in November 2021.
In fixed-income markets, these concerns and the sell-off in issues of longer-term Treasury bonds weighed on investment grade corporate bonds. Early in the reporting period, they performed well as the economic outlook improved, but pricing pressures and uncertainty about when the Fed would reduce its bond-purchasing program took a toll. High-yield bonds fared better, supported by more attractive yields and the improved outlook for economic growth.
In the municipal market, healthy fundamentals, $350 billion in financial support from the federal government, and the prospect of an increase in federal income tax rates on corporations and higher-earning households provided some support. But intermittent fears about the effect of the Delta variant of COVID-19, inflation concerns, and an anticipated rise in Treasury yields weighed on the market at times.
In equities, turmoil in the Treasury market led to a shift early in the reporting period. The rise of yields on longer Treasury issues disrupted the momentum of growth stocks as investors sought to capture the impact of improving economic growth by moving into more cyclical and value-oriented shares. But growth stocks rebounded later as concerns about the pace of the economic recovery arose with the emergence of the Delta variant. Although value stocks outperformed growth stocks in the first half of the reporting period, by the end of the reporting period, their returns were approximately even.
The performance of individual sectors within the S&P 500® Index, a widely regarded benchmark of market performance, varied widely, with inflation and interest-rate sensitive sectors leading. The energy sector more than doubled during the reporting period, followed by the financial sector, while the utilities and consumer staples sectors lagged. Foreign developed markets posted strong returns but underperformed the U.S. market somewhat. Emerging markets gained as well, but a lagging economic and pandemic recovery continued to hinder performance.
In light of higher inflation and rising interest rates, we at New York Life Investments are focused on providing investors with the products and insights they may need to meet the challenge of a changing market environment.
The following annual report contains more detailed information about the specific markets, securities and decisions that affected your MainStay Fund during the 12 months ended October 31, 2021.
Sincerely,
Kirk C. Lehneis
President

The opinions expressed are as of the date of this report and are subject to change. There is no guarantee that any forecast made will come to pass. This material does not constitute investment advice and is not intended as an endorsement of any specific investment. Past performance is no guarantee of future results.
Not part of the Annual Report

Investors should refer to the Fund’s Summary Prospectus and/or Prospectus and consider the Fund’s investment objectives, strategies, risks, charges and expenses carefully before investing. The Summary Prospectus and/or Prospectus contain this and other information about the Fund. You may obtain copies of the Fund’s Summary Prospectus, Prospectus and Statement of Additional Information free of charge, upon request, by calling toll-free 800-624-6782, by writing to NYLIFE Distributors LLC, Attn: MainStay Marketing Department, 30 Hudson Street, Jersey City, NJ 07302 or by sending an e-mail to MainStayShareholderServices@nylim.com. These documents are also available via the MainStay Funds’ website at newyorklifeinvestments.com. Please read the Fund’s Summary Prospectus and/or Prospectus carefully before investing.

Investment and Performance Comparison (Unaudited)
Performance data quoted represents past performance. Past performance is no guarantee of future results. Because of market volatility and other factors, current performance may be lower or higher than the figures shown. Investment return and principal value will fluctuate, and as a result, when shares are redeemed, they may be worth more or less than their original cost. The graph below depicts the historical performance of Class I shares of the Fund. Performance will vary from class to class based on differences in class-specific expenses and sales charges. For performance information current to the most recent month-end, please call 800-624-6782 or visit newyorklifeinvestments.com.
The performance table and graph do not reflect the deduction of taxes that a shareholder would pay on distributions or Fund share redemptions. Total returns reflect maximum applicable sales charges as indicated in the table below, if any, changes in share price, and reinvestment of dividend and capital gain distributions. The graph assumes the initial investment amount shown below and reflects the deduction of all sales charges that would have applied for the period of investment. Performance figures may reflect certain fee waivers and/or expense limitations, without which total returns may have been lower. For more information on share classes and current fee waivers and/or expense limitations (if any), please refer to the Notes to Financial Statements.
Average Annual Total Returns for the Year-Ended October 31, 2021
Class	Sales Charge		Inception Date	One Year	Five Years	Ten Years or Since Inception	Gross Expense Ratio[1]
Class A Shares	Maximum 4.5% Initial Sales Charge	With sales charges	1/3/1995	4.45%	4.47%	5.50%	0.99%
		Excluding sales charges		9.37	5.44	5.98	0.99
Investor Class Shares[2]	Maximum 4% Initial Sales Charge	With sales charges	2/28/2008	4.88	4.39	5.45	1.08
		Excluding sales charges		9.25	5.36	5.94	1.08
Class B Shares[3]	Maximum 5% CDSC	With sales charges	5/1/1986	3.52	4.25	5.14	1.83
	if Redeemed Within the First Six Years of Purchase	Excluding sales charges		8.52	4.58	5.14	1.83
Class C Shares	Maximum 1% CDSC	With sales charges	9/1/1998	7.31	4.54	5.14	1.83
	if Redeemed Within One Year of Purchase	Excluding sales charges		8.31	4.54	5.14	1.83
Class I Shares	No Sales Charge		1/2/2004	9.65	5.68	6.25	0.74
Class R1 Shares	No Sales Charge		6/29/2012	9.55	5.58	5.87	0.84
Class R2 Shares	No Sales Charge		5/1/2008	9.28	5.34	5.88	1.09
Class R3 Shares	No Sales Charge		2/29/2016	9.01	5.05	7.14	1.34
Class R6 Shares	No Sales Charge		6/17/2013	9.64	5.80	5.61	0.60
SIMPLE Class Shares	No Sales Charge		8/31/2020	8.98	N/A	6.98	1.33

1.	The gross expense ratios presented reflect the Fund’s “Total Annual Fund Operating Expenses” from the most recent Prospectus, as supplemented, and may differ from other expense ratios disclosed in this report.
2.	Prior to June 30, 2020, the maximum initial sales charge was 4.5%, which is reflected in the average annual total return figures shown.
3.	Class B shares are closed to all new purchases as well as additional investments by existing Class B shareholders.
The footnotes on the next page are an integral part of the table and graph and should be carefully read in conjunction with them.
5

Benchmark Performance*	One Year	Five Years	Ten Years
ICE BofA U.S. High Yield Constrained Index[1]	10.75%	6.23%	6.65%
Morningstar High Yield Bond Category Average[2]	9.99	5.18	5.50

1.	The ICE BofA U.S. High Yield Constrained Index is the Fund's primary broad-based securities market index for comparison purposes. The ICE BofA U.S. High Yield Constrained Index is a market value-weighted index of all domestic and Yankee high-yield bonds, including deferred interest bonds and payment-in-kind securities. Issuers included in the Index have maturities of one year or more and have a credit rating lower than BBB-/Baa3, but are not in default. No single issuer may constitute greater than 2% of the Index. Results assume reinvestment of all dividends and capital gains. An investment cannot be made directly in an index.
2.	The Morningstar High Yield Bond Category Average is representative of funds that concentrate on lower-quality bonds, which are riskier than those of higher-quality companies. These portfolios primarily invest in U.S. high-income debt securities where at least 65% or more of bond assets are not rated or are rated by a major agency such as Standard & Poor’s or Moody’s at the level of BB and below. Results are based on average total returns of similar funds with all dividends and capital gain distributions reinvested.
*	Returns for indices reflect no deductions for fees, expenses or taxes, except for foreign withholding taxes where applicable.
The footnotes on the preceding page are an integral part of the table and graph and should be carefully read in conjunction with them.
6	MainStay MacKay High Yield Corporate Bond Fund

Cost in Dollars of a $1,000 Investment in MainStay MacKay High Yield Corporate Bond Fund (Unaudited)
The example below is intended to describe the fees and expenses borne by shareholders during the six-month period from May 1, 2021 to October 31, 2021, and the impact of those costs on your investment.
Example
As a shareholder of the Fund you incur two types of costs: (1) transaction costs, including exchange fees and sales charges (loads) on purchases (as applicable), and (2) ongoing costs, including management fees, distribution and/or service (12b-1) fees, and other Fund expenses (as applicable). This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds. The example is based on an investment of $1,000 made at the beginning of the six-month period and held for the entire period from May 1, 2021 to October 31, 2021.
This example illustrates your Fund’s ongoing costs in two ways:
Actual Expenses
The second and third data columns in the table below provide information about actual account values and actual expenses. You may use the information in these columns, together with the amount you invested, to estimate the expenses that you paid during the six months ended October 31, 2021. Simply divide your account value by $1,000 (for example, an
$8,600 account value divided by $1,000 = 8.6), then multiply the result by the number under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.
Hypothetical Example for Comparison Purposes
The fourth and fifth data columns in the table below provide information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balances or expenses you paid for the six-month period shown. You may use this information to compare the ongoing costs of investing in the Fund with the ongoing costs of investing in other mutual funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other mutual funds.
Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as exchange fees or sales charges (loads). Therefore, the fourth and fifth data columns of the table are useful in comparing ongoing costs only and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.
Share Class	Beginning Account Value 5/1/21	Ending Account Value (Based on Actual Returns and Expenses) 10/31/21	Expenses Paid During Period[1]	Ending Account Value (Based on Hypothetical 5% Annualized Return and Actual Expenses) 10/31/21	Expenses Paid During Period[1]	Net Expense Ratio During Period[2]
Class A Shares	$1,000.00	$1,021.40	$4.84	$1,020.42	$4.84	0.95%
Investor Class Shares	$1,000.00	$1,021.00	$5.60	$1,019.66	$5.60	1.10%
Class B Shares	$1,000.00	$1,017.30	$9.41	$1,015.88	$9.40	1.85%
Class C Shares	$1,000.00	$1,015.50	$9.40	$1,015.88	$9.40	1.85%
Class I Shares	$1,000.00	$1,022.70	$3.57	$1,021.68	$3.57	0.70%
Class R1 Shares	$1,000.00	$1,022.20	$4.08	$1,021.17	$4.08	0.80%
Class R2 Shares	$1,000.00	$1,021.00	$5.35	$1,019.91	$5.35	1.05%
Class R3 Shares	$1,000.00	$1,019.70	$6.62	$1,018.65	$6.61	1.30%
Class R6 Shares	$1,000.00	$1,021.70	$2.90	$1,022.33	$2.91	0.57%
SIMPLE Class Shares	$1,000.00	$1,019.80	$6.82	$1,018.45	$6.82	1.34%

1.	Expenses are equal to the Fund’s annualized expense ratio of each class multiplied by the average account value over the period, divided by 365 and multiplied by 184 (to reflect the six-month period). The table above represents the actual expenses incurred during the six-month period. In addition to the fees and expenses which the Fund bears directly, it also indirectly bears a pro rata share of the fees and expenses of the underlying funds in which it invests. Such indirect expenses are not included in the above-reported expense figures.
2.	Expenses are equal to the Fund's annualized expense ratio to reflect the six-month period.
7

Portfolio Composition as of October 31, 2021 (Unaudited)
‡    Less than one-tenth of percent.
See Portfolio of Investments beginning on page 11 for specific holdings within these categories. The Fund's holdings are subject to change.

Top Ten Holdings and/or Issuers Held as of October 31, 2021 (excluding short-term investments) (Unaudited)
1.	CCO Holdings LLC, 4.25%-5.50%, due 5/1/26–1/15/34
2.	HCA, Inc., 3.50%-8.36%, due 5/1/23–11/6/33
3.	Carnival Corp., 4.00%-10.50%, due 2/1/26–5/1/29
4.	MGM Growth Properties Operating Partnership LP, 3.875%-5.75%, due 5/1/24–2/15/29
5.	MSCI, Inc., 3.25%-4.00%, due 11/15/29–8/15/33
6.	TransDigm, Inc., 4.625%-8.00%, due 12/15/25–5/1/29
7.	Netflix, Inc., 3.625%-5.875%, due 2/15/22–6/15/30
8.	T-Mobile US, Inc., 2.625%-5.375%, due 4/15/22–4/15/50
9.	Sprint Capital Corp., 6.875%, due 11/15/28
10.	Gulfport Energy Operating Corp.

8	MainStay MacKay High Yield Corporate Bond Fund

Portfolio Management Discussion and Analysis (Unaudited)
Questions answered by portfolio manager Andrew Susser of MacKay Shields LLC, the Fund’s Subadvisor
How did MainStay MacKay High Yield Corporate Bond Fund perform relative to its benchmark and peer group during the 12 months ended October 31, 2021?
For the 12 months ended October 31, 2021, Class I shares of MainStay MacKay High Yield Corporate Bond Fund returned 9.65%, underperforming the 10.75% return of the Fund’s benchmark, the ICE BofA U.S. High Yield Constrained Index (the “Index”). Over the same period, Class I shares also underperformed the 9.99% return of the Morningstar High Yield Bond Category Average.1
What factors affected the Fund’s relative performance during the reporting period?
During the reporting period, the Fund, and the high-yield market as a whole, produced strong absolute returns as positive news surrounding vaccine efficacy, coupled with the ongoing investor demand for yield, drove risk assets higher. Credits rated CCC2 and stressed names materially outperformed the broader market and spreads3 continued to tighten. By the end of the reporting period, spreads were below 330 basis points, tighter than in January 2020, prior to the pandemic. (A basis point is one one-hundredth of a percentage point.) The new issue market continued to be very strong, with the vast majority of issuance being refinancing. In calendar year 2020, over $320 billion in new issuance (from U.S. issuers) came to market, while that number stood at over $365 billion for the first 10 months of 2021.
The Fund’s returns slightly trailed the return of the Index largely due to a strong rally in lower quality credits that gained momentum in the fourth quarter of 2020 and continued into 2021. The Fund’s underweight exposure to credits rated CCC detracted from relative returns. However, this effect was partially offset by positive security selection within the Fund.
What was the Fund’s duration4 strategy during the reporting period?
The Fund’s duration is the result of our bottom-up fundamental analysis and is a residual of the investment process. As of October 31, 2021, the Fund’s modified duration to worst5 was 3.22 years, while the modified duration to worst of the Index was 3.94 years.
During the reporting period, which sectors were the strongest positive contributors to the Fund’s relative performance and which sectors were particularly weak?
From a sector perspective, the strongest positive contributions to the Fund’s relative performance came from overweight allocation and security selection in the energy sector. (Contributions take weightings and total returns into account.) The Fund’s position in Gulfport Energy was a leading contributor for this group as the bonds outperformed the broader market. In addition, security selection among media and automotive holdings contributed positively to relative performance. Conversely, security selection in leisure and services detracted from relative returns.
From a credit quality perspective, the most significant detractor from relative performance was the Fund’s underweight allocation to CCC credits. As of the end of the reporting period, the Fund continued to hold underweight exposure to this part of the market as CCC valuations looked particularly elevated, both in absolute and relative measures. In our opinion, even if credit fundamentals remain strong, they may not provide the returns investors expect due to stretched valuations. At the same time, we believe they are the most vulnerable to a slowing economy or a sell-off in equity markets.
What were some of the Fund’s largest purchases and sales during the reporting period?
During the reporting period, we selectively trimmed the Fund’s positions in “fallen angels” (credits downgraded from investment grade to high yield) that were purchased at the height of the pandemic and recovered nicely thereafter. Additionally, some of the Fund’s energy bond holdings were tendered by the issuing company, slightly lowering the Fund’s overall weight to that sector. During the same period, the Fund purchased new issues in toy manufacturer Mattel and energy producer New Fortress Energy.
How did the Fund’s sector weightings change during the reporting period?
There were no material changes to the Fund’s sector weightings during the reporting period. On the margin, we added to the Fund’s holdings in the health care and services sectors while

1.	See page 5 for other share class returns, which may be higher or lower than Class I share returns. See page 6 for more information on benchmark and peer group returns.
2.	An obligation rated ‘CCC’ by Standard & Poor’s (“S&P”) is deemed by S&P to be currently vulnerable to nonpayment and is dependent upon favorable business, financial and economic conditions for the obligor to meet its financial commitment on the obligation. It is the opinion of S&P that in the event of adverse business, financial or economic conditions, the obligor is not likely to have the capacity to meet its financial commitment on the obligation. When applied to Fund holdings, ratings are based solely on the creditworthiness of the bonds in the portfolio and are not meant to represent the security or safety of the Fund.
3.	The terms “spread” and “yield spread” may refer to the difference in yield between a security or type of security and comparable U.S. Treasury issues. The terms may also refer to the difference in yield between two specific securities or types of securities at a given time.
4.	Duration is a measure of the price sensitivity of a fixed-income investment to changes in interest rates. Duration is expressed as a number of years and is considered a more accurate sensitivity gauge than average maturity.
5.	Modified duration is inversely related to the approximate percentage change in price for a given change in yield. Duration to worst is the duration of a bond computed using the bond’s nearest call date or maturity, whichever comes first. This measure ignores future cash flow fluctuations due to embedded optionality.
9

moderately trimming exposure to the consumer goods and telecommunications sectors.
How was the Fund positioned at the end of the reporting period?
As of October 31, 2021, the Fund held underweight exposure to bonds rated CCC, and held overweight exposure to higher-quality issuers. Across sectors, while the Fund’s energy weight was moderately trimmed, the Fund retained slightly overweight exposure relative to the Index. The fund also held overweight exposure to basic industry. As of the same date, the Fund held underweight exposure to consumer goods and telecommunications.
The opinions expressed are those of the portfolio manager as of the date of this report and are subject to change. There is no guarantee that any forecasts will come to pass. This material does not constitute investment advice and is not intended as an endorsement of any specific investment.
10	MainStay MacKay High Yield Corporate Bond Fund

Portfolio of Investments October 31, 2021†
	Principal Amount	Value
Long-Term Bonds 92.3%
Convertible Bonds 1.2%
Investment Companies 0.2%
Ares Capital Corp.
4.625%, due 3/1/24	$ 17,785,000	$ 20,298,021
Media 0.5%
DISH Network Corp.
2.375%, due 3/15/24	37,079,000	36,105,676
3.375%, due 8/15/26	25,200,000	25,737,676
		61,843,352
Oil & Gas 0.2%
Gulfport Energy Operating Corp.
10.00% (10.00% Cash or 15.00% PIK), due 11/29/21 (a)	4,051,000	23,951,537
Oil & Gas Services 0.3%
Forum Energy Technologies, Inc.
9.00% (6.25% Cash and 2.75% PIK), due 8/4/25 (b)	34,886,987	34,362,500
Total Convertible Bonds (Cost $111,484,495)		140,455,410
Corporate Bonds 87.9%
Advertising 1.1%
Lamar Media Corp.
3.625%, due 1/15/31	38,590,000	37,842,898
3.75%, due 2/15/28	21,000,000	21,226,800
4.00%, due 2/15/30	18,500,000	18,781,940
4.875%, due 1/15/29	5,000,000	5,237,500
Outfront Media Capital LLC (c)
4.25%, due 1/15/29	7,275,000	7,129,500
4.625%, due 3/15/30	6,305,000	6,303,108
5.00%, due 8/15/27	19,500,000	19,890,000
6.25%, due 6/15/25	15,216,000	15,919,740
		132,331,486
Aerospace & Defense 1.8%
F-Brasile SpA
Series XR
7.375%, due 8/15/26 (c)	23,280,000	23,629,200
Rolls-Royce plc
5.75%, due 10/15/27 (c)	9,000,000	9,958,950
TransDigm UK Holdings plc
6.875%, due 5/15/26	18,100,000	19,063,282
	Principal Amount	Value

Aerospace & Defense (continued)
TransDigm, Inc.
4.625%, due 1/15/29	$ 30,700,000	$ 30,508,125
4.875%, due 5/1/29	22,920,000	22,987,183
6.25%, due 3/15/26 (c)	80,375,000	83,891,407
7.50%, due 3/15/27	11,915,000	12,495,856
8.00%, due 12/15/25 (c)	11,000,000	11,701,250
		214,235,253
Airlines 0.9%
American Airlines, Inc. (c)
5.50%, due 4/20/26	18,160,000	19,049,840
5.75%, due 4/20/29	11,500,000	12,376,875
Delta Air Lines, Inc.
4.50%, due 10/20/25 (c)	17,200,000	18,353,535
4.75%, due 10/20/28 (c)	23,500,000	26,095,129
7.00%, due 5/1/25 (c)	3,506,000	4,091,330
7.375%, due 1/15/26	7,000,000	8,232,776
Mileage Plus Holdings LLC
6.50%, due 6/20/27 (c)	18,910,000	20,580,888
Spirit Loyalty Cayman Ltd.
8.00%, due 9/20/25 (c)	4,487,951	5,023,532
		113,803,905
Auto Manufacturers 2.1%
Ford Holdings LLC
9.30%, due 3/1/30	30,695,000	41,843,731
Ford Motor Co.
7.45%, due 7/16/31	16,935,000	22,417,706
9.00%, due 4/22/25	8,400,000	10,101,000
9.625%, due 4/22/30	7,000,000	10,084,410
Ford Motor Credit Co. LLC
3.339%, due 3/28/22	6,000,000	6,034,200
3.375%, due 11/13/25	12,000,000	12,330,000
4.00%, due 11/13/30	25,000,000	26,093,750
4.125%, due 8/17/27	4,000,000	4,245,000
4.271%, due 1/9/27	7,500,000	7,959,675
4.389%, due 1/8/26	2,500,000	2,675,000
5.125%, due 6/16/25	13,000,000	14,105,000
5.584%, due 3/18/24	3,660,000	3,943,650
General Motors Co.
6.80%, due 10/1/27	5,500,000	6,779,671
General Motors Financial Co., Inc.
4.35%, due 4/9/25	7,410,000	8,063,070
5.25%, due 3/1/26	14,220,000	16,081,653
JB Poindexter & Co., Inc.
7.125%, due 4/15/26 (c)	41,745,000	43,884,432

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.
11

Portfolio of Investments October 31, 2021† (continued)
	Principal Amount	Value
Corporate Bonds (continued)
Auto Manufacturers (continued)
PM General Purchaser LLC
9.50%, due 10/1/28 (c)	$ 16,140,000	$ 16,825,950
		253,467,898
Auto Parts & Equipment 2.2%
Adient Global Holdings Ltd.
4.875%, due 8/15/26 (c)	24,525,000	24,968,532
Adient US LLC
9.00%, due 4/15/25 (c)	8,635,000	9,239,450
Dealer Tire LLC
8.00%, due 2/1/28 (c)	15,045,000	15,646,800
Exide Global Holding Netherlands CV
10.75%, due 10/26/24 (d)(e)(f)	13,730,000	13,482,860
Goodyear Tire & Rubber Co. (The) (c)
5.00%, due 7/15/29	14,400,000	15,192,000
5.25%, due 7/15/31	8,220,000	8,747,724
IHO Verwaltungs GmbH (b)(c)
4.75% (4.75% Cash or 5.50% PIK), due 9/15/26	34,785,000	35,610,448
6.00% (6.00% Cash or 6.75% PIK), due 5/15/27	36,674,000	38,049,275
6.375% (6.375% Cash or 7.125% PIK), due 5/15/29	32,170,000	34,783,813
Meritor, Inc.
6.25%, due 6/1/25 (c)	8,000,000	8,370,000
Real Hero Merger Sub 2, Inc.
6.25%, due 2/1/29 (c)	39,945,000	41,043,487
Tenneco, Inc.
5.375%, due 12/15/24	4,100,000	4,063,100
7.875%, due 1/15/29 (c)	13,000,000	14,218,750
		263,416,239
Beverages 0.0% ‡
Primo Water Holdings, Inc.
4.375%, due 4/30/29 (c)	5,000,000	4,955,360
Biotechnology 0.1%
Grifols Escrow Issuer SA
4.75%, due 10/15/28 (c)	12,595,000	12,783,925
Building Materials 1.3%
Griffon Corp.
5.75%, due 3/1/28	5,300,000	5,538,500
	Principal Amount	Value

Building Materials (continued)
James Hardie International Finance DAC
5.00%, due 1/15/28 (c)	$ 31,840,000	$ 33,113,600
Koppers, Inc.
6.00%, due 2/15/25 (c)	27,535,000	28,193,913
New Enterprise Stone & Lime Co., Inc.
5.25%, due 7/15/28 (c)	9,400,000	9,483,472
Patrick Industries, Inc. (c)
4.75%, due 5/1/29	6,090,000	6,044,325
7.50%, due 10/15/27	21,040,000	22,539,100
PGT Innovations, Inc.
4.375%, due 10/1/29 (c)	14,700,000	14,571,375
Summit Materials LLC (c)
5.25%, due 1/15/29	15,500,000	16,236,250
6.50%, due 3/15/27	21,730,000	22,707,850
		158,428,385
Chemicals 2.1%
CVR Partners LP
6.125%, due 6/15/28 (c)	6,175,000	6,391,125
EverArc Escrow SARL
5.00%, due 10/30/29 (c)	24,585,000	24,585,000
GPD Cos., Inc.
10.125%, due 4/1/26 (c)	32,307,000	34,568,490
Innophos Holdings, Inc.
9.375%, due 2/15/28 (c)	27,851,000	30,079,080
Iris Holdings, Inc.
8.75% (8.75% Cash or 9.50% PIK), due 2/15/26 (b)(c)	16,675,000	16,925,125
NOVA Chemicals Corp. (c)
4.875%, due 6/1/24	9,810,000	10,209,757
5.25%, due 6/1/27	12,500,000	13,155,875
SCIH Salt Holdings, Inc. (c)
4.875%, due 5/1/28	10,000,000	9,775,000
6.625%, due 5/1/29	28,755,000	27,065,644
SCIL IV LLC
5.375%, due 11/1/26 (c)	10,200,000	10,282,926
SPCM SA (c)
3.125%, due 3/15/27	5,750,000	5,685,313
3.375%, due 3/15/30	5,750,000	5,620,625
TPC Group, Inc. (c)
10.50%, due 8/1/24	12,082,000	10,994,620
10.875%, due 8/1/24	22,000,721	23,458,269
TPC Group, Inc. Escrow Claim Shares
(zero coupon), due 12/31/49 (d)(e)(f)(g)	220,007	—

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.
12	MainStay MacKay High Yield Corporate Bond Fund

	Principal Amount	Value
Corporate Bonds (continued)
Chemicals (continued)
Unifrax Escrow Issuer Corp. (c)
5.25%, due 9/30/28	$ 12,210,000	$ 12,179,475
7.50%, due 9/30/29	7,630,000	7,582,312
WR Grace Holdings LLC
5.625%, due 8/15/29 (c)	11,650,000	11,751,937
		260,310,573
Coal 0.2%
Coronado Finance Pty. Ltd.
10.75%, due 5/15/26 (c)	9,800,000	10,656,422
Natural Resource Partners LP
9.125%, due 6/30/25 (c)	14,600,000	14,700,740
		25,357,162
Commercial Services 3.1%
Allied Universal Holdco LLC
6.625%, due 7/15/26 (c)	6,460,000	6,787,070
AMN Healthcare, Inc. (c)
4.00%, due 4/15/29	7,500,000	7,612,500
4.625%, due 10/1/27	10,977,000	11,279,089
Ashtead Capital, Inc. (c)
4.00%, due 5/1/28	13,500,000	14,243,057
4.25%, due 11/1/29	7,000,000	7,584,763
Cimpress plc
7.00%, due 6/15/26 (c)	30,585,000	31,770,169
Gartner, Inc. (c)
3.75%, due 10/1/30	18,870,000	19,129,463
4.50%, due 7/1/28	4,000,000	4,164,800
Graham Holdings Co.
5.75%, due 6/1/26 (c)	39,695,000	41,350,281
HealthEquity, Inc.
4.50%, due 10/1/29 (c)	6,000,000	6,067,500
IHS Markit Ltd. (c)
4.75%, due 2/15/25	3,000,000	3,296,250
5.00%, due 11/1/22	28,545,000	29,472,713
Korn Ferry
4.625%, due 12/15/27 (c)	10,685,000	11,018,906
MPH Acquisition Holdings LLC (c)
5.50%, due 9/1/28	11,150,000	11,072,315
5.75%, due 11/1/28	19,705,000	17,972,832
NESCO Holdings II, Inc.
5.50%, due 4/15/29 (c)	12,650,000	12,808,125
Nielsen Finance LLC (c)
4.50%, due 7/15/29	5,995,000	5,861,611
4.75%, due 7/15/31	4,000,000	3,898,400
Ritchie Bros Auctioneers, Inc.
5.375%, due 1/15/25 (c)	30,925,000	31,466,188
	Principal Amount	Value

Commercial Services (continued)
Service Corp. International
3.375%, due 8/15/30	$ 17,700,000	$ 17,434,500
Square, Inc.
3.50%, due 6/1/31 (c)	4,000,000	4,100,000
United Rentals North America, Inc.
3.75%, due 1/15/32	10,000,000	9,976,000
3.875%, due 11/15/27	10,735,000	11,247,918
3.875%, due 2/15/31	17,500,000	17,629,500
4.875%, due 1/15/28	10,700,000	11,294,385
5.25%, due 1/15/30	3,500,000	3,788,750
WW International, Inc.
4.50%, due 4/15/29 (c)	23,110,000	22,127,825
		374,454,910
Computers 0.0% ‡
Booz Allen Hamilton, Inc.
4.00%, due 7/1/29 (c)	5,000,000	5,062,500
Cosmetics & Personal Care 0.3%
Edgewell Personal Care Co. (c)
4.125%, due 4/1/29	27,480,000	26,999,100
5.50%, due 6/1/28	13,505,000	14,128,333
		41,127,433
Distribution & Wholesale 0.6%
Avient Corp.
5.25%, due 3/15/23	26,406,000	27,660,285
5.75%, due 5/15/25 (c)	8,550,000	8,934,750
G-III Apparel Group Ltd.
7.875%, due 8/15/25 (c)	22,000,000	23,457,500
H&E Equipment Services, Inc.
3.875%, due 12/15/28 (c)	13,920,000	13,815,600
		73,868,135
Diversified Financial Services 1.8%
Credit Acceptance Corp.
5.125%, due 12/31/24 (c)	15,215,000	15,557,337
6.625%, due 3/15/26	32,875,000	34,231,094
Enact Holdings, Inc.
6.50%, due 8/15/25 (c)	25,600,000	28,032,000
Jefferies Finance LLC
5.00%, due 8/15/28 (c)	26,800,000	27,163,408
LPL Holdings, Inc. (c)
4.00%, due 3/15/29	29,810,000	30,406,200
4.375%, due 5/15/31	9,000,000	9,213,750
4.625%, due 11/15/27	9,000,000	9,270,000
Oxford Finance LLC
6.375%, due 12/15/22 (c)	17,860,000	17,946,085
The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.
13

Portfolio of Investments October 31, 2021† (continued)
	Principal Amount	Value
Corporate Bonds (continued)
Diversified Financial Services (continued)
PennyMac Financial Services, Inc. (c)
4.25%, due 2/15/29	$ 13,000,000	$ 12,252,500
5.75%, due 9/15/31	11,600,000	11,411,500
PRA Group, Inc.
7.375%, due 9/1/25 (c)	16,400,000	17,486,500
StoneX Group, Inc.
8.625%, due 6/15/25 (c)	8,196,000	8,708,250
		221,678,624
Electric 1.6%
Clearway Energy Operating LLC
4.75%, due 3/15/28 (c)	22,940,000	24,270,520
DPL, Inc.
4.125%, due 7/1/25	22,825,000	24,140,405
Keystone Power Pass-Through Holders LLC
13.00% (13.00% PIK), due 6/1/24 (b)(c)(e)	11,715,981	8,552,666
Leeward Renewable Energy Operations LLC
4.25%, due 7/1/29 (c)	16,665,000	16,746,659
NextEra Energy Operating Partners LP
3.875%, due 10/15/26 (c)	16,330,000	17,371,037
NRG Energy, Inc.
5.75%, due 1/15/28	3,000,000	3,180,000
6.625%, due 1/15/27	3,220,000	3,334,680
Pattern Energy Operations LP
4.50%, due 8/15/28 (c)	18,500,000	19,147,500
PG&E Corp.
5.00%, due 7/1/28	23,300,000	24,232,000
5.25%, due 7/1/30	13,000,000	13,581,750
Vistra Corp.
8.00% (5 Year Treasury Constant Maturity Rate + 6.93%), due 10/15/26 (a)(c)(h)	26,800,000	28,109,716
Vistra Operations Co. LLC (c)
4.375%, due 5/1/29	5,000,000	4,950,000
5.00%, due 7/31/27	10,500,000	10,762,500
		198,379,433
	Principal Amount	Value

Electrical Components & Equipment 0.1%
WESCO Distribution, Inc. (c)
7.125%, due 6/15/25	$ 6,665,000	$ 7,064,900
7.25%, due 6/15/28	5,000,000	5,514,550
		12,579,450
Energy-Alternate Sources 0.1%
Renewable Energy Group, Inc.
5.875%, due 6/1/28 (c)	16,550,000	17,398,187
Engineering & Construction 0.6%
Arcosa, Inc.
4.375%, due 4/15/29 (c)	5,345,000	5,455,588
Artera Services LLC
9.033%, due 12/4/25 (c)	15,425,000	16,466,187
Great Lakes Dredge & Dock Corp.
5.25%, due 6/1/29 (c)	8,385,000	8,529,809
TopBuild Corp.
4.125%, due 2/15/32 (c)	16,250,000	16,392,188
Weekley Homes LLC
4.875%, due 9/15/28 (c)	21,580,000	22,335,300
		69,179,072
Entertainment 2.4%
Affinity Gaming
6.875%, due 12/15/27 (c)	11,640,000	12,067,188
Allen Media LLC
10.50%, due 2/15/28 (c)	14,870,000	15,929,487
Caesars Entertainment, Inc.
4.625%, due 10/15/29 (c)	5,000,000	5,024,000
CCM Merger, Inc.
6.375%, due 5/1/26 (c)	5,000,000	5,237,500
Churchill Downs, Inc. (c)
4.75%, due 1/15/28	40,625,000	41,996,094
5.50%, due 4/1/27	38,727,000	40,034,036
International Game Technology plc
6.25%, due 1/15/27 (c)	25,700,000	28,912,500
Jacobs Entertainment, Inc.
7.875%, due 2/1/24 (c)	10,359,000	10,669,770
Live Nation Entertainment, Inc. (c)
3.75%, due 1/15/28	5,980,000	5,920,200
6.50%, due 5/15/27	39,280,000	43,011,600
Merlin Entertainments Ltd.
5.75%, due 6/15/26 (c)	34,400,000	35,617,072
Midwest Gaming Borrower LLC
4.875%, due 5/1/29 (c)	6,750,000	6,809,940
Motion Bondco DAC
6.625%, due 11/15/27 (c)	15,100,000	15,100,000

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.
14	MainStay MacKay High Yield Corporate Bond Fund

	Principal Amount	Value
Corporate Bonds (continued)
Entertainment (continued)
Powdr Corp.
6.00%, due 8/1/25 (c)	$ 11,070,000	$ 11,568,150
Vail Resorts, Inc.
6.25%, due 5/15/25 (c)	10,095,000	10,633,064
		288,530,601
Environmental Control 0.1%
Madison IAQ LLC (c)
4.125%, due 6/30/28	8,250,000	8,207,265
5.875%, due 6/30/29	4,245,000	4,213,163
		12,420,428
Food 2.1%
B&G Foods, Inc.
5.25%, due 4/1/25	24,375,000	24,862,500
Kraft Heinz Foods Co.
3.875%, due 5/15/27	17,155,000	18,589,674
4.25%, due 3/1/31	9,500,000	10,729,538
6.50%, due 2/9/40	24,794,000	35,385,550
6.875%, due 1/26/39	34,650,000	50,750,894
7.125%, due 8/1/39 (c)	8,225,000	12,481,472
Lamb Weston Holdings, Inc.
4.875%, due 5/15/28 (c)	12,310,000	13,209,985
Land O' Lakes, Inc.
6.00%, due 11/15/22 (c)	21,000,000	21,851,983
Land O'Lakes Capital Trust I
7.45%, due 3/15/28 (c)	18,586,000	21,407,818
Nathan's Famous, Inc.
6.625%, due 11/1/25 (c)	4,000,000	4,073,000
Post Holdings, Inc.
4.625%, due 4/15/30 (c)	5,000,000	5,025,000
Simmons Foods, Inc.
4.625%, due 3/1/29 (c)	17,350,000	17,523,500
TreeHouse Foods, Inc.
4.00%, due 9/1/28	13,600,000	12,989,337
		248,880,251
Food Service 0.2%
Aramark Services, Inc.
6.375%, due 5/1/25 (c)	26,315,000	27,693,643
Forest Products & Paper 1.0%
Glatfelter Corp.
4.75%, due 11/15/29 (c)	9,550,000	9,729,062
Mercer International, Inc.
5.125%, due 2/1/29	36,710,000	36,497,816
5.50%, due 1/15/26	2,585,000	2,617,313
	Principal Amount	Value

Forest Products & Paper (continued)
Schweitzer-Mauduit International, Inc.
6.875%, due 10/1/26 (c)	$ 12,500,000	$ 13,046,874
Smurfit Kappa Treasury Funding DAC
7.50%, due 11/20/25	45,070,000	54,760,050
		116,651,115
Gas 0.7%
AmeriGas Partners LP
5.625%, due 5/20/24	20,106,000	21,714,480
5.75%, due 5/20/27	13,560,000	15,168,894
5.875%, due 8/20/26	25,075,000	27,958,625
Rockpoint Gas Storage Canada Ltd.
7.00%, due 3/31/23 (c)	19,230,000	19,278,075
		84,120,074
Hand & Machine Tools 0.1%
Werner FinCo. LP
8.75%, due 7/15/25 (c)	13,030,000	13,551,200
Healthcare-Products 1.1%
Hologic, Inc. (c)
3.25%, due 2/15/29	29,000,000	28,764,375
4.625%, due 2/1/28	10,205,000	10,625,956
Mozart Debt Merger Sub, Inc. (c)
3.875%, due 4/1/29	16,125,000	16,044,375
5.25%, due 10/1/29	9,250,000	9,388,750
Teleflex, Inc.
4.25%, due 6/1/28 (c)	39,005,000	40,075,687
4.625%, due 11/15/27	5,000,000	5,181,250
Varex Imaging Corp.
7.875%, due 10/15/27 (c)	18,002,000	20,030,826
		130,111,219
Healthcare-Services 4.8%
Acadia Healthcare Co., Inc. (c)
5.00%, due 4/15/29	7,000,000	7,140,000
5.50%, due 7/1/28	8,950,000	9,330,375
Catalent Pharma Solutions, Inc. (c)
3.125%, due 2/15/29	27,560,000	26,767,650
3.50%, due 4/1/30	11,155,000	11,071,337
5.00%, due 7/15/27	15,395,000	15,895,337
Centene Corp.
3.00%, due 10/15/30	11,700,000	11,891,646
4.625%, due 12/15/29	15,070,000	16,256,762
Charles River Laboratories International, Inc.
4.00%, due 3/15/31 (c)	5,000,000	5,168,750
The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.
15

Portfolio of Investments October 31, 2021† (continued)
	Principal Amount	Value
Corporate Bonds (continued)
Healthcare-Services (continued)
DaVita, Inc. (c)
3.75%, due 2/15/31	$ 7,500,000	$ 7,106,250
4.625%, due 6/1/30	10,780,000	10,833,469
Encompass Health Corp.
4.50%, due 2/1/28	25,720,000	26,185,468
4.625%, due 4/1/31	5,000,000	5,087,500
4.75%, due 2/1/30	25,390,000	26,024,750
HCA, Inc.
3.50%, due 9/1/30	20,920,000	22,000,518
5.25%, due 4/15/25	10,000,000	11,213,378
5.375%, due 2/1/25	26,525,000	29,509,062
5.375%, due 9/1/26	4,170,000	4,748,998
5.625%, due 9/1/28	11,000,000	12,891,779
5.875%, due 5/1/23	7,240,000	7,737,750
5.875%, due 2/15/26	25,000,000	28,468,750
5.875%, due 2/1/29	4,565,000	5,433,309
7.50%, due 11/6/33	44,975,000	64,089,375
7.58%, due 9/15/25	11,020,000	13,224,000
7.69%, due 6/15/25	31,650,000	37,980,000
8.36%, due 4/15/24	4,524,000	5,219,565
IQVIA, Inc. (c)
5.00%, due 10/15/26	30,113,000	30,939,605
5.00%, due 5/15/27	5,000,000	5,182,850
Legacy LifePoint Health LLC
6.75%, due 4/15/25 (c)	9,190,000	9,626,525
LifePoint Health, Inc.
5.375%, due 1/15/29 (c)	17,378,000	17,030,440
ModivCare Escrow Issuer, Inc.
5.00%, due 10/1/29 (c)	13,200,000	13,426,644
ModivCare, Inc.
5.875%, due 11/15/25 (c)	6,000,000	6,300,000
Molina Healthcare, Inc.
3.875%, due 11/15/30 (c)	13,500,000	13,921,875
4.375%, due 6/15/28 (c)	6,335,000	6,556,725
5.375%, due 11/15/22 (i)	8,180,000	8,404,950
RegionalCare Hospital Partners Holdings, Inc.
9.75%, due 12/1/26 (c)	35,490,000	37,441,950
Select Medical Corp.
6.25%, due 8/15/26 (c)	9,950,000	10,407,367
		580,514,709
Holding Companies-Diversified 0.3%
Stena International SA (c)
5.75%, due 3/1/24	5,000,000	5,150,000
6.125%, due 2/1/25	34,995,000	35,869,875
		41,019,875
	Principal Amount	Value

Home Builders 2.2%
Adams Homes, Inc.
7.50%, due 2/15/25 (c)	$ 21,730,000	$ 22,653,525
Ashton Woods USA LLC
6.625%, due 1/15/28 (c)	6,000,000	6,345,000
Brookfield Residential Properties, Inc.
6.25%, due 9/15/27 (c)	17,360,000	18,076,100
Century Communities, Inc.
3.875%, due 8/15/29 (c)	15,245,000	15,192,557
6.75%, due 6/1/27	26,205,000	27,824,469
Installed Building Products, Inc.
5.75%, due 2/1/28 (c)	17,080,000	17,891,300
M/I Homes, Inc.
3.95%, due 2/15/30 (c)	7,950,000	7,850,625
4.95%, due 2/1/28	7,500,000	7,800,000
Meritage Homes Corp.
3.875%, due 4/15/29 (c)	21,415,000	22,191,294
5.125%, due 6/6/27	8,515,000	9,387,788
Picasso Finance Sub, Inc.
6.125%, due 6/15/25 (c)	16,550,000	17,418,875
Shea Homes LP (c)
4.75%, due 2/15/28	26,925,000	27,126,937
4.75%, due 4/1/29	9,875,000	9,924,375
STL Holding Co. LLC
7.50%, due 2/15/26 (c)	12,000,000	12,600,000
Thor Industries, Inc.
4.00%, due 10/15/29 (c)	5,500,000	5,446,650
Williams Scotsman International, Inc.
4.625%, due 8/15/28 (c)	15,700,000	16,229,875
Winnebago Industries, Inc.
6.25%, due 7/15/28 (c)	15,795,000	17,078,344
		261,037,714
Home Furnishings 0.0% ‡
Tempur Sealy International, Inc.
3.875%, due 10/15/31 (c)	2,000,000	1,981,900
Household Products & Wares 0.2%
Central Garden & Pet Co.
4.125%, due 10/15/30	9,350,000	9,419,658
Spectrum Brands, Inc.
5.75%, due 7/15/25	11,687,000	11,949,957
		21,369,615
Housewares 0.2%
Newell Brands, Inc.
4.875%, due 6/1/25	5,035,000	5,515,037

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.
16	MainStay MacKay High Yield Corporate Bond Fund

	Principal Amount	Value
Corporate Bonds (continued)
Housewares (continued)
Scotts Miracle-Gro Co. (The) (c)
4.00%, due 4/1/31	$ 13,565,000	$ 13,454,445
4.375%, due 2/1/32	8,115,000	8,156,021
		27,125,503
Insurance 0.9%
BroadStreet Partners, Inc.
5.875%, due 4/15/29 (c)	9,225,000	9,063,562
Fairfax Financial Holdings Ltd.
8.30%, due 4/15/26	5,435,000	6,682,743
Fidelity & Guaranty Life Holdings, Inc.
5.50%, due 5/1/25 (c)	15,725,000	17,711,838
MGIC Investment Corp.
5.25%, due 8/15/28	20,175,000	21,464,788
NMI Holdings, Inc.
7.375%, due 6/1/25 (c)	16,000,000	18,383,520
Radian Group, Inc.
4.875%, due 3/15/27	5,000,000	5,456,250
USI, Inc.
6.875%, due 5/1/25 (c)	25,170,000	25,547,550
		104,310,251
Internet 2.3%
Cars.com, Inc.
6.375%, due 11/1/28 (c)	17,470,000	18,284,102
Match Group Holdings II LLC
3.625%, due 10/1/31 (c)	12,750,000	12,376,935
Netflix, Inc.
3.625%, due 6/15/25 (c)	10,000,000	10,632,443
4.875%, due 4/15/28	10,131,000	11,606,276
4.875%, due 6/15/30 (c)	11,000,000	12,925,000
5.375%, due 11/15/29 (c)	9,430,000	11,374,277
5.50%, due 2/15/22	22,265,000	22,571,144
5.75%, due 3/1/24	24,961,000	27,488,301
5.875%, due 2/15/25	7,411,000	8,402,221
5.875%, due 11/15/28	32,450,000	39,498,140
Northwest Fiber LLC
4.75%, due 4/30/27 (c)	8,250,000	8,054,063
Uber Technologies, Inc. (c)
6.25%, due 1/15/28	4,125,000	4,429,425
7.50%, due 5/15/25	12,075,000	12,871,588
7.50%, due 9/15/27	23,710,000	25,935,183
VeriSign, Inc.
4.75%, due 7/15/27	19,419,000	20,329,751
5.25%, due 4/1/25	26,661,000	29,793,668
		276,572,517
	Principal Amount	Value

Investment Companies 1.3%
ARES Capital Corp.
4.20%, due 6/10/24	$ 5,000,000	$ 5,322,781
Compass Group Diversified Holdings LLC
5.25%, due 4/15/29 (c)	34,750,000	36,140,000
FS Energy and Power Fund
7.50%, due 8/15/23 (c)	84,732,000	88,121,280
Icahn Enterprises LP
5.25%, due 5/15/27	13,705,000	14,253,200
6.25%, due 5/15/26	12,770,000	13,376,575
		157,213,836
Iron & Steel 0.9%
Allegheny Ludlum LLC
6.95%, due 12/15/25	22,688,000	24,786,640
Big River Steel LLC
6.625%, due 1/31/29 (c)	29,600,000	32,153,000
Mineral Resources Ltd.
8.125%, due 5/1/27 (c)	48,540,000	52,404,755
		109,344,395
Leisure Time 2.5%
Carlson Travel, Inc. (c)
6.75%, due 12/15/25 (g)(j)	52,916,000	25,399,680
10.50%, due 3/31/25 (i)	47,513,112	49,176,071
11.50% (9.50% Cash and 2.00% PIK), due 12/15/26 (b)(g)(j)(k)	32,358,545	970,756
Carnival Corp. (c)
4.00%, due 8/1/28	34,500,000	34,500,000
5.75%, due 3/1/27	61,000,000	62,067,500
6.00%, due 5/1/29	32,000,000	31,980,000
7.625%, due 3/1/26	8,500,000	8,955,515
9.875%, due 8/1/27	31,843,000	36,659,254
10.50%, due 2/1/26	28,445,000	33,053,090
Royal Caribbean Cruises Ltd.
5.50%, due 4/1/28 (c)	22,770,000	23,168,475
		305,930,341
Lodging 1.6%
Boyd Gaming Corp.
4.75%, due 12/1/27	28,435,000	29,296,580
4.75%, due 6/15/31 (c)	39,725,000	40,867,384
8.625%, due 6/1/25 (c)	8,000,000	8,620,000
Hilton Domestic Operating Co., Inc.
3.75%, due 5/1/29 (c)	5,000,000	5,000,000
4.00%, due 5/1/31 (c)	23,090,000	23,200,486
4.875%, due 1/15/30	24,325,000	25,966,451
5.375%, due 5/1/25 (c)	5,000,000	5,212,250
The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.
17

Portfolio of Investments October 31, 2021† (continued)
	Principal Amount	Value
Corporate Bonds (continued)
Lodging (continued)
Hilton Domestic Operating Co., Inc. (continued)
5.75%, due 5/1/28 (c)	$ 12,500,000	$ 13,421,875
Hyatt Hotels Corp.
5.375%, due 4/23/25	7,715,000	8,595,932
5.75%, due 4/23/30	8,095,000	9,747,328
Marriott International, Inc.
Series GG
3.50%, due 10/15/32	9,200,000	9,730,195
Series FF
4.625%, due 6/15/30	3,000,000	3,416,260
Series EE
5.75%, due 5/1/25	2,957,000	3,351,525
Station Casinos LLC
4.50%, due 2/15/28 (c)	9,820,000	9,893,650
		196,319,916
Machinery—Construction & Mining 0.3%
Terex Corp.
5.00%, due 5/15/29 (c)	7,000,000	7,140,000
Vertiv Group Corp.
4.125%, due 11/15/28 (c)	24,150,000	23,999,062
		31,139,062
Machinery-Diversified 0.6%
Briggs & Stratton Corp. Escrow Claim Shares
6.875%, due 12/15/20 (g)(j)(l)	9,200,000	759,000
Colfax Corp.
6.375%, due 2/15/26 (c)	13,980,000	14,539,200
Stevens Holding Co., Inc.
6.125%, due 10/1/26 (c)	19,315,000	20,811,913
TK Elevator Holdco GmbH
7.625%, due 7/15/28 (c)	9,526,000	10,097,560
TK Elevator U.S. Newco, Inc.
5.25%, due 7/15/27 (c)	21,025,000	21,399,245
		67,606,918
Media 6.2%
Block Communications, Inc.
4.875%, due 3/1/28 (c)	15,000,000	15,300,000
Cable One, Inc.
4.00%, due 11/15/30 (c)	37,800,000	37,129,806
CCO Holdings LLC
4.25%, due 2/1/31 (c)	34,815,000	34,658,332
4.25%, due 1/15/34 (c)	25,550,000	24,778,645
4.50%, due 8/15/30 (c)	42,430,000	43,188,648
4.50%, due 5/1/32	41,900,000	42,098,187
	Principal Amount	Value

Media (continued)
CCO Holdings LLC (continued)
4.50%, due 6/1/33 (c)	$ 16,100,000	$ 16,059,750
4.75%, due 3/1/30 (c)	31,835,000	32,869,637
5.00%, due 2/1/28 (c)	21,000,000	21,840,000
5.125%, due 5/1/27 (c)	41,225,000	42,719,406
5.375%, due 6/1/29 (c)	13,495,000	14,500,378
5.50%, due 5/1/26 (c)	413,000	426,629
CSC Holdings LLC (c)
5.75%, due 1/15/30	23,900,000	23,582,130
6.50%, due 2/1/29	7,000,000	7,507,500
Diamond Sports Group LLC
6.625%, due 8/15/27 (c)	7,000,000	2,087,505
DIRECTV Holdings LLC
5.875%, due 8/15/27 (c)	11,700,000	12,128,805
DISH DBS Corp.
5.875%, due 7/15/22	14,537,000	14,900,425
7.75%, due 7/1/26	30,375,000	33,754,219
LCPR Senior Secured Financing DAC (c)
5.125%, due 7/15/29	12,100,000	12,190,750
6.75%, due 10/15/27	53,680,000	56,364,000
Meredith Corp.
6.50%, due 7/1/25	5,000,000	5,338,500
6.875%, due 2/1/26	69,733,000	72,375,881
News Corp.
3.875%, due 5/15/29 (c)	42,070,000	42,701,050
Quebecor Media, Inc.
5.75%, due 1/15/23	25,505,000	26,844,012
Scripps Escrow, Inc.
5.875%, due 7/15/27 (c)	5,000,000	5,075,000
Sirius XM Radio, Inc. (c)
3.125%, due 9/1/26	11,000,000	11,013,750
3.875%, due 9/1/31	20,330,000	19,529,608
4.00%, due 7/15/28	2,970,000	2,991,384
5.00%, due 8/1/27	13,000,000	13,568,750
5.50%, due 7/1/29	11,590,000	12,502,713
Sterling Entertainment Enterprises LLC
10.25%, due 1/15/25 (d)(e)(f)(l)	20,000,000	20,000,000
Townsquare Media, Inc.
6.875%, due 2/1/26 (c)	4,155,000	4,341,975
Videotron Ltd.
5.375%, due 6/15/24 (c)	17,850,000	19,166,438
Virgin Media Finance plc
5.00%, due 7/15/30 (c)	12,500,000	12,429,219
		755,963,032

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.
18	MainStay MacKay High Yield Corporate Bond Fund

	Principal Amount	Value
Corporate Bonds (continued)
Metal Fabricate & Hardware 0.4%
Advanced Drainage Systems, Inc.
5.00%, due 9/30/27 (c)	$ 18,315,000	$ 19,047,600
Park-Ohio Industries, Inc.
6.625%, due 4/15/27	12,415,000	11,670,100
Roller Bearing Co. of America, Inc.
4.375%, due 10/15/29 (c)	11,500,000	11,715,625
		42,433,325
Mining 2.0%
Arconic Corp.
6.00%, due 5/15/25 (c)	8,695,000	9,097,144
Century Aluminum Co.
7.50%, due 4/1/28 (c)	23,550,000	24,904,125
Compass Minerals International, Inc. (c)
4.875%, due 7/15/24	7,000,000	7,288,750
6.75%, due 12/1/27	31,535,000	33,387,681
First Quantum Minerals Ltd. (c)
6.875%, due 10/15/27	10,000,000	10,675,000
7.25%, due 4/1/23	25,027,000	25,482,491
7.50%, due 4/1/25	5,000,000	5,175,000
IAMGOLD Corp.
5.75%, due 10/15/28 (c)	28,000,000	27,475,000
Joseph T Ryerson & Son, Inc.
8.50%, due 8/1/28 (c)	7,800,000	8,677,500
Novelis Corp. (c)
3.25%, due 11/15/26	25,000,000	24,937,500
3.875%, due 8/15/31	28,645,000	27,966,114
4.75%, due 1/30/30	30,955,000	32,193,200
		237,259,505
Miscellaneous—Manufacturing 1.0%
Amsted Industries, Inc. (c)
4.625%, due 5/15/30	2,100,000	2,157,750
5.625%, due 7/1/27	24,395,000	25,370,800
EnPro Industries, Inc.
5.75%, due 10/15/26	21,784,000	22,791,512
FXI Holdings, Inc. (c)
7.875%, due 11/1/24	2,445,000	2,490,844
12.25%, due 11/15/26	22,892,000	25,468,037
Hillenbrand, Inc.
3.75%, due 3/1/31	5,395,000	5,273,612
5.00%, due 9/15/26 (i)	5,000,000	5,593,750
5.75%, due 6/15/25	7,850,000	8,271,937
LSB Industries, Inc.
6.25%, due 10/15/28 (c)	19,205,000	19,385,335
		116,803,577
	Principal Amount	Value

Office Furnishings 0.1%
Interface, Inc.
5.50%, due 12/1/28 (c)	$ 16,952,000	$ 17,587,700
Oil & Gas 7.0%
Apache Corp.
4.625%, due 11/15/25	6,000,000	6,467,940
Ascent Resources Utica Holdings LLC (c)
7.00%, due 11/1/26	10,000,000	10,325,000
9.00%, due 11/1/27	11,295,000	15,445,913
Bonanza Creek Energy, Inc.
5.00%, due 10/15/26 (c)	5,500,000	5,556,100
7.50%, due 4/30/26	6,800,000	6,800,000
California Resources Corp.
7.125%, due 2/1/26 (c)	11,000,000	11,604,615
Callon Petroleum Co.
6.125%, due 10/1/24	17,750,000	17,511,263
9.00%, due 4/1/25 (c)	25,965,000	27,912,375
Centennial Resource Production LLC (c)
5.375%, due 1/15/26	15,572,000	15,494,140
6.875%, due 4/1/27	23,400,000	23,926,500
Chevron USA, Inc.
3.85%, due 1/15/28	5,560,000	6,230,635
3.90%, due 11/15/24	5,815,000	6,294,894
Colgate Energy Partners III LLC
7.75%, due 2/15/26 (c)	20,645,000	22,038,537
Comstock Resources, Inc.
6.75%, due 3/1/29 (c)	8,080,000	8,686,000
Continental Resources, Inc.
4.50%, due 4/15/23	2,500,000	2,599,800
Encino Acquisition Partners Holdings LLC
8.50%, due 5/1/28 (c)	38,705,000	40,446,725
Endeavor Energy Resources LP
6.625%, due 7/15/25 (c)	7,025,000	7,408,124
EQT Corp.
6.625%, due 2/1/25 (i)	18,899,000	21,261,375
Gulfport Energy Operating Corp.
8.00%, due 5/17/26 (c)	30,637,302	33,930,812
Gulfport Energy Operating Corp. Escrow Claim Shares (g)
6.00%, due 10/15/24	50,754,000	2,791,470
6.375%, due 5/15/25	24,354,000	1,339,470
6.375%, due 1/15/26	11,915,000	655,325
6.625%, due 5/1/23	17,072,000	938,960
Hilcorp Energy I LP (c)
5.75%, due 2/1/29	4,000,000	4,060,000
The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.
19

Portfolio of Investments October 31, 2021† (continued)
	Principal Amount	Value
Corporate Bonds (continued)
Oil & Gas (continued)
Hilcorp Energy I LP (c) (continued)
6.00%, due 2/1/31	$ 4,395,000	$ 4,510,911
Laredo Petroleum, Inc.
7.75%, due 7/31/29 (c)	13,095,000	12,898,575
Marathon Oil Corp.
4.40%, due 7/15/27	7,825,000	8,677,870
6.80%, due 3/15/32	5,000,000	6,505,521
Matador Resources Co.
5.875%, due 9/15/26	20,495,000	21,163,342
Moss Creek Resources Holdings, Inc.
7.50%, due 1/15/26 (c)	12,465,000	11,339,411
Murphy Oil Corp.
6.875%, due 8/15/24	6,528,000	6,656,602
Occidental Petroleum Corp.
3.20%, due 8/15/26	12,000,000	12,150,000
3.40%, due 4/15/26	2,744,000	2,799,813
3.50%, due 8/15/29	5,000,000	5,075,000
5.55%, due 3/15/26	30,505,000	33,669,894
5.875%, due 9/1/25	6,000,000	6,660,000
6.125%, due 1/1/31	10,000,000	11,975,000
6.375%, due 9/1/28	6,635,000	7,777,083
6.45%, due 9/15/36	6,850,000	8,716,625
6.625%, due 9/1/30	13,270,000	16,237,836
6.95%, due 7/1/24	13,950,000	15,693,750
7.15%, due 5/15/28	4,000,000	4,726,720
Parkland Corp. (c)
4.50%, due 10/1/29	14,985,000	15,078,656
5.875%, due 7/15/27	12,025,000	12,701,406
PBF Holding Co. LLC
6.00%, due 2/15/28	5,555,000	4,026,292
7.25%, due 6/15/25	9,205,000	7,207,929
9.25%, due 5/15/25 (c)	23,790,000	23,076,300
PDC Energy, Inc.
6.125%, due 9/15/24	22,880,000	23,194,600
Range Resources Corp.
5.875%, due 7/1/22	9,604,000	9,676,030
9.25%, due 2/1/26	36,000,000	38,880,000
Rockcliff Energy II LLC
5.50%, due 10/15/29 (c)	19,500,000	20,007,000
Southwestern Energy Co.
5.375%, due 3/15/30	15,330,000	16,172,843
6.45%, due 1/23/25 (i)	13,932,000	15,185,880
7.75%, due 10/1/27	2,500,000	2,684,375
8.375%, due 9/15/28	3,000,000	3,345,000
Sunoco LP
6.00%, due 4/15/27	19,965,000	20,913,337
	Principal Amount	Value

Oil & Gas (continued)
Talos Production, Inc.
12.00%, due 1/15/26	$ 81,465,000	$ 88,386,267
Transocean Guardian Ltd.
5.875%, due 1/15/24 (c)	8,780,350	8,560,841
Transocean Pontus Ltd.
6.125%, due 8/1/25 (c)	1,862,600	1,862,600
Transocean Poseidon Ltd.
6.875%, due 2/1/27 (c)	11,750,000	11,720,625
Transocean Sentry Ltd.
5.375%, due 5/15/23 (c)	11,487,151	11,257,408
Viper Energy Partners LP
5.375%, due 11/1/27 (c)	14,350,000	14,959,875
		845,857,190
Oil & Gas Services 0.8%
Bristow Group, Inc.
6.875%, due 3/1/28 (c)	22,350,000	23,188,125
Nine Energy Service, Inc.
8.75%, due 11/1/23 (c)	26,500,000	13,647,500
TechnipFMC plc
6.50%, due 2/1/26 (c)	28,615,000	30,513,716
Weatherford International Ltd. (c)
6.50%, due 9/15/28	11,500,000	12,146,875
8.625%, due 4/30/30	12,195,000	12,526,338
		92,022,554
Packaging & Containers 0.5%
ARD Finance SA
6.50% (6.50% Cash or 7.25% PIK), due 6/30/27 (b)(c)	19,985,000	20,934,288
Cascades, Inc. (c)
5.125%, due 1/15/26	11,306,000	11,927,830
5.375%, due 1/15/28	22,385,000	23,420,306
Graphic Packaging International LLC
3.50%, due 3/1/29 (c)	5,000,000	4,950,000
		61,232,424
Pharmaceuticals 2.4%
180 Medical, Inc.
3.875%, due 10/15/29 (c)	9,740,000	9,794,909
Bausch Health Americas, Inc. (c)
8.50%, due 1/31/27	11,915,000	12,644,794
9.25%, due 4/1/26	14,000,000	14,875,000
Bausch Health Cos., Inc. (c)
5.00%, due 1/30/28	10,315,000	9,520,951
5.25%, due 1/30/30	2,390,000	2,157,033
5.25%, due 2/15/31	2,140,000	1,923,389
6.125%, due 4/15/25	14,676,000	14,947,800

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.
20	MainStay MacKay High Yield Corporate Bond Fund

	Principal Amount	Value
Corporate Bonds (continued)
Pharmaceuticals (continued)
Bausch Health Cos., Inc. (c) (continued)
6.25%, due 2/15/29	$ 9,000,000	$ 8,718,750
7.00%, due 1/15/28	7,000,000	7,088,445
7.25%, due 5/30/29	5,000,000	5,067,550
Cheplapharm Arzneimittel GmbH
5.50%, due 1/15/28 (c)	5,000,000	5,153,125
Jazz Securities DAC
4.375%, due 1/15/29 (c)	36,540,000	37,544,850
Organon & Co. (c)
4.125%, due 4/30/28	31,900,000	32,338,625
5.125%, due 4/30/31	25,000,000	25,785,750
Owens & Minor, Inc.
4.50%, due 3/31/29 (c)	13,570,000	13,620,887
Par Pharmaceutical, Inc.
7.50%, due 4/1/27 (c)	26,701,000	26,934,634
Prestige Brands, Inc. (c)
3.75%, due 4/1/31	18,985,000	18,342,832
5.125%, due 1/15/28	24,750,000	25,801,875
Vizient, Inc.
6.25%, due 5/15/27 (c)	14,300,000	14,987,973
		287,249,172
Pipelines 4.9%
ANR Pipeline Co.
7.375%, due 2/15/24	2,555,000	2,863,890
9.625%, due 11/1/21	10,349,000	10,349,000
Antero Midstream Partners LP (c)
5.375%, due 6/15/29	6,000,000	6,269,700
5.75%, due 1/15/28	8,000,000	8,370,000
Cheniere Energy Partners LP (c)
3.25%, due 1/31/32	8,500,000	8,425,200
4.00%, due 3/1/31	25,000,000	26,000,400
CNX Midstream Partners LP
4.75%, due 4/15/30 (c)	5,360,000	5,366,700
DT Midstream, Inc. (c)
4.125%, due 6/15/29	5,000,000	5,035,750
4.375%, due 6/15/31	11,195,000	11,342,326
Enable Midstream Partners LP
3.90%, due 5/15/24 (i)	3,000,000	3,161,908
4.40%, due 3/15/27	15,475,000	16,920,977
4.95%, due 5/15/28	16,610,000	18,556,844
EQM Midstream Partners LP (c)
4.50%, due 1/15/29	7,705,000	7,926,519
4.75%, due 1/15/31	11,005,000	11,393,752
6.00%, due 7/1/25	12,250,000	13,291,250
6.50%, due 7/1/27	8,900,000	9,901,250
	Principal Amount	Value

Pipelines (continued)
Genesis Energy LP
6.25%, due 5/15/26	$ 8,635,000	$ 8,354,362
7.75%, due 2/1/28	15,300,000	15,112,422
8.00%, due 1/15/27	17,300,000	17,381,310
Harvest Midstream I LP
7.50%, due 9/1/28 (c)	23,250,000	24,412,500
Hess Midstream Operations LP
5.625%, due 2/15/26 (c)	1,000,000	1,036,250
Holly Energy Partners LP
5.00%, due 2/1/28 (c)	9,870,000	9,894,675
ITT Holdings LLC
6.50%, due 8/1/29 (c)	8,800,000	8,822,000
MPLX LP
4.875%, due 12/1/24	12,000,000	13,154,712
New Fortress Energy, Inc.
6.50%, due 9/30/26 (c)	12,705,000	12,347,227
NGL Energy Operating LLC
7.50%, due 2/1/26 (c)	11,760,000	11,925,463
NGPL PipeCo LLC (c)
4.875%, due 8/15/27	16,630,000	18,659,630
7.768%, due 12/15/37	10,630,000	15,278,970
NuStar Logistics LP
5.75%, due 10/1/25	3,000,000	3,210,000
6.00%, due 6/1/26	15,000,000	15,937,500
Oasis Midstream Partners LP
8.00%, due 4/1/29 (c)	8,600,000	9,341,750
PBF Logistics LP
6.875%, due 5/15/23	6,050,000	5,878,845
Plains All American Pipeline LP
Series B
6.125%, due 11/15/22 (a)(m)	43,828,000	39,554,770
Rockies Express Pipeline LLC (c)
3.60%, due 5/15/25	7,000,000	7,287,630
4.80%, due 5/15/30	15,220,000	16,209,300
Ruby Pipeline LLC
8.00%, due 4/1/22 (c)(i)	54,771,243	50,938,495
Summit Midstream Holdings LLC
8.50%, due 10/15/26 (c)	21,455,000	21,567,210
Tallgrass Energy Partners LP (c)
6.00%, due 3/1/27	19,000,000	19,688,750
7.50%, due 10/1/25	8,500,000	9,190,625
Targa Resources Partners LP
5.00%, due 1/15/28	6,320,000	6,650,789
5.875%, due 4/15/26	7,590,000	7,924,491
6.50%, due 7/15/27	10,116,000	10,836,765
TransMontaigne Partners LP
6.125%, due 2/15/26	22,140,000	22,361,400
The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.
21

Portfolio of Investments October 31, 2021† (continued)
	Principal Amount	Value
Corporate Bonds (continued)
Pipelines (continued)
Western Midstream Operating LP
4.65%, due 7/1/26	$ 5,000,000	$ 5,400,000
4.75%, due 8/15/28	12,000,000	13,202,400
6.50%, due 2/1/50 (i)	3,000,000	3,590,940
		590,326,647
Real Estate 0.7%
Howard Hughes Corp. (The) (c)
4.125%, due 2/1/29	10,000,000	10,010,100
4.375%, due 2/1/31	10,155,000	10,157,234
Newmark Group, Inc.
6.125%, due 11/15/23	43,914,000	47,427,120
Realogy Group LLC
9.375%, due 4/1/27 (c)	18,500,000	20,234,375
		87,828,829
Real Estate Investment Trusts 3.0%
CTR Partnership LP
3.875%, due 6/30/28 (c)	12,425,000	12,611,375
GLP Capital LP
5.25%, due 6/1/25	10,000,000	11,093,100
5.30%, due 1/15/29	14,080,000	16,108,365
5.375%, due 11/1/23	6,000,000	6,437,340
5.375%, due 4/15/26	5,620,000	6,337,618
5.75%, due 6/1/28	3,850,000	4,470,505
Host Hotels & Resorts LP
Series I
3.50%, due 9/15/30	10,650,000	10,984,526
MGM Growth Properties Operating Partnership LP
3.875%, due 2/15/29 (c)	44,460,000	47,084,029
4.625%, due 6/15/25 (c)	21,650,000	23,273,750
5.625%, due 5/1/24	63,960,000	69,386,891
5.75%, due 2/1/27	26,800,000	30,552,000
MPT Operating Partnership LP
3.50%, due 3/15/31	2,000,000	2,015,200
4.625%, due 8/1/29	3,940,000	4,166,550
5.00%, due 10/15/27	23,425,000	24,659,497
5.25%, due 8/1/26	5,500,000	5,665,000
RHP Hotel Properties LP
4.50%, due 2/15/29 (c)	10,755,000	10,647,450
4.75%, due 10/15/27	28,050,000	28,611,000
SBA Communications Corp.
3.125%, due 2/1/29 (c)	18,000,000	17,280,000
3.875%, due 2/15/27	10,000,000	10,312,800
	Principal Amount	Value

Real Estate Investment Trusts (continued)
VICI Properties LP (c)
3.75%, due 2/15/27	$ 12,987,000	$ 13,344,143
4.125%, due 8/15/30	7,080,000	7,434,000
		362,475,139
Retail 4.0%
1011778 B.C. Unlimited Liability Co. (c)
3.50%, due 2/15/29	11,305,000	10,965,850
3.875%, due 1/15/28	26,885,000	26,819,938
4.00%, due 10/15/30	48,877,000	47,348,616
Asbury Automotive Group, Inc.
4.50%, due 3/1/28	23,137,000	23,541,898
4.75%, due 3/1/30	16,525,000	16,855,500
CEC Entertainment LLC
6.75%, due 5/1/26 (c)	12,950,000	12,941,971
Dave & Buster's, Inc.
7.625%, due 11/1/25 (c)	6,947,000	7,460,105
Group 1 Automotive, Inc.
4.00%, due 8/15/28 (c)	15,250,000	15,253,050
Ken Garff Automotive LLC
4.875%, due 9/15/28 (c)	24,000,000	24,300,000
KFC Holding Co.
4.75%, due 6/1/27 (c)	18,287,000	18,927,045
LCM Investments Holdings II LLC
4.875%, due 5/1/29 (c)	38,515,000	39,547,972
Lithia Motors, Inc. (c)
3.875%, due 6/1/29	10,000,000	10,362,500
4.375%, due 1/15/31	5,000,000	5,324,550
Murphy Oil USA, Inc.
4.75%, due 9/15/29	7,500,000	7,900,875
5.625%, due 5/1/27	10,417,000	10,820,659
NMG Holding Co., Inc.
7.125%, due 4/1/26 (c)	64,485,000	67,728,595
Sonic Automotive, Inc. (c)
4.625%, due 11/15/29	14,390,000	14,431,731
4.875%, due 11/15/31	12,335,000	12,335,000
Ultra Resources, Inc. Escrow Claim Shares
6.875%, due 4/15/22 (d)(e)(f)(g)	28,880,000	—
Yum! Brands, Inc.
3.625%, due 3/15/31	36,870,000	36,440,465
4.625%, due 1/31/32	36,000,000	37,440,000
4.75%, due 1/15/30 (c)	33,885,000	36,172,238
7.75%, due 4/1/25 (c)	4,500,000	4,785,525
		487,704,083

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.
22	MainStay MacKay High Yield Corporate Bond Fund

	Principal Amount	Value
Corporate Bonds (continued)
Software 3.9%
ACI Worldwide, Inc.
5.75%, due 8/15/26 (c)	$ 7,500,000	$ 7,837,500
Ascend Learning LLC
6.875%, due 8/1/25 (c)	27,000,000	27,472,500
Camelot Finance SA
4.50%, due 11/1/26 (c)	15,990,000	16,609,613
CDK Global, Inc.
4.875%, due 6/1/27	8,570,000	8,920,990
5.25%, due 5/15/29 (c)	5,000,000	5,362,500
Change Healthcare Holdings LLC
5.75%, due 3/1/25 (c)	13,500,000	13,601,250
Clarivate Science Holdings Corp. (c)
3.875%, due 7/1/28	18,535,000	18,326,481
4.875%, due 7/1/29	27,900,000	27,780,030
Fair Isaac Corp.
5.25%, due 5/15/26 (c)	12,250,000	13,658,750
MSCI, Inc. (c)
3.25%, due 8/15/33	23,000,000	23,089,010
3.625%, due 9/1/30	32,125,000	32,928,125
3.625%, due 11/1/31	30,375,000	31,286,250
3.875%, due 2/15/31	44,255,000	45,653,339
4.00%, due 11/15/29	34,330,000	35,874,850
Open Text Corp. (c)
3.875%, due 2/15/28	17,385,000	17,515,388
5.875%, due 6/1/26	30,090,000	31,067,925
Open Text Holdings, Inc.
4.125%, due 2/15/30 (c)	30,047,000	30,545,789
PTC, Inc. (c)
3.625%, due 2/15/25	11,000,000	11,179,025
4.00%, due 2/15/28	32,619,000	33,067,511
SS&C Technologies, Inc.
5.50%, due 9/30/27 (c)	22,995,000	24,202,237
Veritas US, Inc.
7.50%, due 9/1/25 (c)	11,000,000	11,398,750
		467,377,813
Telecommunications 4.4%
CommScope Technologies LLC
6.00%, due 6/15/25 (c)	3,000,000	2,969,490
CommScope, Inc.
8.25%, due 3/1/27 (c)	25,815,000	26,303,936
Connect Finco SARL
6.75%, due 10/1/26 (c)	54,590,000	56,637,125
Hughes Satellite Systems Corp.
5.25%, due 8/1/26	18,000,000	20,092,500
6.625%, due 8/1/26	19,275,000	21,852,068
	Principal Amount	Value

Telecommunications (continued)
Level 3 Financing, Inc.
5.375%, due 5/1/25	$ 31,477,000	$ 32,216,710
Lumen Technologies, Inc.
Series T
5.80%, due 3/15/22	28,940,000	29,269,337
Sprint Capital Corp.
6.875%, due 11/15/28	104,520,000	132,159,269
Sprint Corp.
7.875%, due 9/15/23	46,900,000	52,000,375
Switch Ltd.
3.75%, due 9/15/28 (c)	18,195,000	18,104,025
T-Mobile US, Inc.
2.625%, due 2/15/29	9,690,000	9,605,213
2.875%, due 2/15/31	34,390,000	34,175,062
4.00%, due 4/15/22	3,000,000	3,037,500
4.50%, due 4/15/50	15,000,000	17,729,484
4.75%, due 2/1/28	37,210,000	39,256,550
5.375%, due 4/15/27	33,000,000	34,361,250
Vmed O2 UK Financing I plc
4.75%, due 7/15/31 (c)	8,130,000	8,170,650
		537,940,544
Toys, Games & Hobbies 0.3%
Mattel, Inc. (c)
3.375%, due 4/1/26	6,600,000	6,789,618
3.75%, due 4/1/29	10,000,000	10,388,000
5.875%, due 12/15/27	19,775,000	21,258,125
		38,435,743
Transportation 0.5%
Seaspan Corp.
5.50%, due 8/1/29 (c)	10,500,000	10,604,055
Teekay Corp.
9.25%, due 11/15/22 (c)	6,000,000	6,187,500
Watco Cos. LLC
6.50%, due 6/15/27 (c)	43,800,000	46,537,500
		63,329,055
Total Corporate Bonds (Cost $10,210,499,810)		10,648,089,345
Loan Assignments 3.2%
Automobile 0.3%
Dealer Tire LLC
Term Loan B1
4.337% (1 Month LIBOR + 4.25%), due 1/1/38 (h)	17,178,901	17,174,606
The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.
23

Portfolio of Investments October 31, 2021† (continued)
	Principal Amount	Value
Loan Assignments (continued)
Automobile (continued)
Neenah Foundry Co.
Term Loan
TBD, due 10/1/26 (d)	$ 19,695,000	$ 19,498,050
		36,672,656
Beverage, Food & Tobacco 0.1%
United Natural Foods, Inc.
O Facility
3.587% (1 Month LIBOR + 3.50%), due 10/22/25 (h)	15,898,102	15,900,312
Electronics 0.1%
Camelot U.S. Acquisition 1 Co. (h)
Initial Term Loan
3.087% (1 Month LIBOR + 3.00%), due 10/30/26	4,882,180	4,859,806
Amendment No. 2 Incremental Term Loan
4.00% (1 Month LIBOR + 3.00%), due 10/30/26	4,962,500	4,968,703
		9,828,509
Finance 0.2%
Icon plc
Lux Term Loan
3.00% (3 Month LIBOR + 2.50%), due 7/1/28 (h)	7,985,426	7,985,426
Truck Hero, Inc.
Initial Term Loan
4.00% (1 Month LIBOR + 3.25%), due 1/31/28 (h)	8,877,694	8,835,525
		16,820,951
Healthcare 0.1%
Medline Borrower LP
Initial Dollar Term Loan
3.75% (1 Month LIBOR + 3.25%), due 10/23/28 (h)	12,000,000	12,012,060
Healthcare, Education & Childcare 0.3%
Ascend Learning LLC
Initial Term Loan
4.00% (1 Month LIBOR + 3.00%), due 7/12/24 (h)	5,850,195	5,843,796
LifePoint Health, Inc.
First Lien Term Loan B
3.837% (1 Month LIBOR + 3.75%), due 11/16/25 (h)	20,153,924	20,095,981
	Principal Amount	Value

Healthcare, Education & Childcare (continued)
Organon & Co.
Dollar Term Loan
3.50% (3 Month LIBOR + 3.00%), due 6/2/28 (h)	$ 10,972,500	$ 10,991,362
		36,931,139
Insurance 0.1%
USI, Inc.
2017 New Term Loan
3.132% (3 Month LIBOR + 3.00%), due 5/16/24 (h)	14,408,643	14,295,434
Leisure, Amusement, Motion Pictures & Entertainment 0.1%
Carnival Corp.
2021 Incremental Term Advance B
4.00% (3 Month LIBOR + 3.25%), due 10/18/28 (h)	12,000,000	11,985,000
NASCAR Holdings LLC
Initial Term Loan
2.587% (1 Month LIBOR + 2.50%), due 10/19/26 (h)	4,205,745	4,191,407
		16,176,407
Manufacturing 0.1%
Adient US LLC
Term Loan B1
3.587% (1 Month LIBOR + 3.50%), due 4/8/28 (h)	15,960,000	15,957,510
Media 0.2%
DIRECTV Financing LLC
Closing Date Term Loan
5.75% (3 Month LIBOR + 5.00%), due 8/2/27 (h)	23,500,000	23,509,800
Mining, Steel, Iron & Non-Precious Metals 0.1%
Keystone Power Pass-Through Ho
Term Loan
TBD (3 Month LIBOR + 18.00%), due 4/30/22 (d)(e)(h)	5,180,750	5,180,750
Oil & Gas 0.2%
Ascent Resources Utica Holdings LLC
Second Lien Term Loan
10.00% (3 Month LIBOR + 9.00%), due 11/1/25 (h)	9,011,000	9,867,045

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.
24	MainStay MacKay High Yield Corporate Bond Fund

	Principal Amount	Value
Loan Assignments (continued)
Oil & Gas (continued)
PetroQuest Energy LLC (b)(d)(e)
2020 Term Loan
TBD (8.50% PIK), due 9/19/26	$ 1,975,292	$ 1,975,292
Term Loan
8.50% (8.50% PIK) (1 Month LIBOR + 7.50%), due 11/8/23 (f)(h)	19,254,478	15,403,582
		27,245,919
Personal & Nondurable Consumer Products 0.7%
Great Outdoors Group LLC
Term Loan B1
5.00% (3 Month LIBOR + 4.25%), due 3/6/28 (h)	79,400,000	79,648,125
Pharmaceuticals 0.1%
Bausch Health Cos., Inc.
First Incremental Term Loan
2.837% (1 Month LIBOR + 2.75%), due 11/27/25 (h)	12,074,417	12,044,231
Services: Business 0.1%
GIP II Blue Holding LP
Initial Term Loan
5.50% (3 Month LIBOR + 4.50%), due 9/29/28 (h)	12,000,000	12,015,000
Icon plc
U.S. Term Loan
3.00% (3 Month LIBOR + 2.50%), due 7/3/28 (h)	1,989,574	1,989,574
		14,004,574
Utilities 0.4%
PG&E Corp.
Term Loan
3.50% (3 Month LIBOR + 3.00%), due 6/23/25 (h)	49,035,859	48,484,205
Total Loan Assignments (Cost $384,857,550)		384,712,582
Total Long-Term Bonds (Cost $10,706,841,855)		11,173,257,337

	Shares	Value
Common Stocks 2.0%
Commercial Services & Supplies 0.1%
ATD New Holdings, Inc. (d)(n)	142,545	$ 10,263,240
Electric Utilities 0.0% ‡
Keycon Power Holdings LLC (d)(e)(f)(n)	38,880	389
Electrical Equipment 0.3%
Energy Technologies, Inc. (d)(e)(f)(n)	16,724	30,521,300
Hotels, Restaurants & Leisure 0.0% ‡
Carlson Travel, Inc. (d)(f)(l)(n)	25,452	—
Independent Power and Renewable Electricity Producers 0.3%
GenOn Energy, Inc. (d)(l)	386,241	40,555,305
Metals & Mining 0.1%
Franco-Nevada Corp.	65,000	9,283,950
Neenah Enterprises, Inc. (d)(e)(f)(l)(n)	720,961	7,584,510
		16,868,460
Oil, Gas & Consumable Fuels 1.2%
California Resources Corp. (n)	72,364	3,338,151
Gulfport Energy Operating Corp. (n)	1,150,446	94,382,590
PetroQuest Energy, Inc. (d)(e)(f)(n)	28,470,874	—
Talos Energy, Inc. (n)	2,074,193	26,902,283
Titan Energy LLC (d)(e)(f)(n)	91,174	—
Whiting Petroleum Corp. (n)	232,077	15,115,175
		139,738,199
Software 0.0% ‡
ASG Warrant Corp. (d)(e)(f)(n)	12,502	—
Total Common Stocks (Cost $255,911,376)		237,946,893
Preferred Stocks 0.2%
Electrical Equipment 0.2%
Energy Technologies Ltd. (d)(e)(f)(n)	37,258	27,850,355
The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.
25

Portfolio of Investments October 31, 2021† (continued)
	Shares	Value
Preferred Stocks (continued)
Oil, Gas & Consumable Fuels 0.0% ‡
Gulfport Energy Operating Corp., 10.00%(10.00% Cash or 15.00% PIK) (b)(d)(e)(f)(l)	145	$ 771,581
Total Preferred Stocks (Cost $35,657,837)		28,621,936
Exchange-Traded Funds 0.5%
iShares Gold Trust (n)	929,500	31,537,935
iShares iBoxx High Yield Corporate Bond ETF	65,000	5,650,450
SPDR Gold Shares (n)	130,336	21,720,494
Vanguard Value ETF	36,762	5,247,408
Total Exchange-Traded Funds (Cost $51,581,299)		64,156,287

	Number of Warrants
Warrant 0.0% ‡
Oil, Gas & Consumable Fuels 0.0% ‡
California Resources Corp.
Expires 10/27/24 (n)	36,093	559,081
Total Warrant (Cost $14,437)		559,081
Total Investments (Cost $11,050,006,804)	95.0%	11,504,541,534
Other Assets, Less Liabilities	5.0	606,144,901
Net Assets	100.0%	$ 12,110,686,435

†	Percentages indicated are based on Fund net assets.
‡	Less than one-tenth of a percent.
(a)	Security is perpetual and, thus, does not have a predetermined maturity date. The date shown, if applicable, reflects the next call date.
(b)	PIK ("Payment-in-Kind")—issuer may pay interest or dividends with additional securities and/or in cash.
(c)	May be sold to institutional investors only under Rule 144A or securities offered pursuant to Section 4(a)(2) of the Securities Act of 1933, as amended.
(d)	Fair valued security—Represents fair value as measured in good faith under procedures approved by the Board of Trustees. As of October 31, 2021, the total market value was $193,087,214, which represented 1.6% of the Fund’s net assets.
(e)	Illiquid security—As of October 31, 2021, the total market value deemed illiquid under procedures approved by the Board of Trustees was $131,323,285, which represented 1.1% of the Fund’s net assets. (Unaudited)
(f)	Security in which significant unobservable inputs (Level 3) were used in determining fair value.
(g)	Issue in non-accrual status.
(h)	Floating rate—Rate shown was the rate in effect as of October 31, 2021.
(i)	Step coupon—Rate shown was the rate in effect as of October 31, 2021.
(j)	Issue in default.
(k)	Coupon rate may change based on changes of the underlying collateral or prepayments of principal. Rate shown was the rate in effect as of October 31, 2021.
(l)	Restricted security. (See Note 6)
(m)	Fixed to floating rate—Rate shown was the rate in effect as of October 31, 2021.
(n)	Non-income producing security.

Abbreviation(s):
ETF—Exchange-Traded Fund
LIBOR—London Interbank Offered Rate
SPDR—Standard & Poor’s Depositary Receipt
TBD—To Be Determined

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.
26	MainStay MacKay High Yield Corporate Bond Fund

The following is a summary of the fair valuations according to the inputs used as of October 31, 2021, for valuing the Fund’s assets:
Description	Quoted Prices in Active Markets for Identical Assets (Level 1)	Significant Other Observable Inputs (Level 2)	Significant Unobservable Inputs (Level 3)	Total
Asset Valuation Inputs
Investments in Securities (a)
Long-Term Bonds
Convertible Bonds	$ —	$ 140,455,410	$ —	$ 140,455,410
Corporate Bonds	—	10,614,606,485	33,482,860	10,648,089,345
Loan Assignments	—	369,309,000	15,403,582	384,712,582
Total Long-Term Bonds	—	11,124,370,895	48,886,442	11,173,257,337
Common Stocks	149,022,149	50,818,545	38,106,199	237,946,893
Preferred Stocks	—	—	28,621,936	28,621,936
Exchange-Traded Funds	64,156,287	—	—	64,156,287
Warrant	559,081	—	—	559,081
Total Investments in Securities	$ 213,737,517	$ 11,175,189,440	$ 115,614,577	$ 11,504,541,534

(a)	For a complete listing of investments and their industries, see the Portfolio of Investments.
The following is a reconciliation of investments in which significant unobservable inputs (Level 3) were used in determining value:
Investments in Securities	Balance as of October 31, 2020	Accrued Discounts (Premiums)	Realized Gain (Loss)	Change in Unrealized Appreciation (Depreciation)	Purchases	Sales	Transfers in to Level 3	Transfers out of Level 3	Balance as of October 31, 2021	Change in Unrealized Appreciation (Depreciation) from Investments Still Held as of October 31, 2021
Long-Term Bonds
Corporate Bonds	$ 32,017,390	$316,950	$(37,348,307)	$38,496,827	$ —	$ —	$ —	$ —	$ 33,482,860	$ 972,215
Loan Assignments	21,944,560	35,037	2,921	602,250	1,866,338	(9,047,524)	—	—	15,403,582	(696,356)
Common Stocks	80,034,187	—	2,091,567	19,769,990	110,502	(2,105,138)	3,651	(61,798,560)	38,106,199	21,567,722
Preferred Stocks	33,565,732	—	—	(5,086,796)	143,000	—	—	—	28,621,936	(5,086,796)
Total	$167,561,869	$351,987	$(35,253,819)	$53,782,271	$2,119,840	$(11,152,662)	$3,651	$(61,798,560)	$115,614,577	$16,756,785
As of October 31, 2021, a Common Stock with a market value of $3,651 transferred from Level 2 to Level 3 as the fair value for this Common Stock utilized significant unobservable inputs. As of October 31, 2020, the fair value obtained for this Common Stock utilized significant other observable inputs.
As of October 31, 2021, a Common Stock with a market value of $61,798,560 transferred from Level 3 to Level 2 as the fair value for this Common Stock utilized significant unobservable inputs. As of October 31, 2020, the fair value obtained for this Common Stock utilized significant other observable inputs.
The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.
27

Statement of Assets and Liabilities as of October 31, 2021
Assets
Investment in securities, at value (identified cost $11,050,006,804)	$11,504,541,534
Cash	546,942,271
Due from custodian	592,178
Receivables:
Interest	157,242,977
Fund shares sold	22,541,292
Investment securities sold	11,335,022
Other assets	120,892
Total assets	12,243,316,166
Liabilities
Payables:
Investment securities purchased	91,229,372
Fund shares redeemed	28,358,323
Manager (See Note 3)	5,531,364
Transfer agent (See Note 3)	2,084,653
NYLIFE Distributors (See Note 3)	1,077,236
Shareholder communication	804,742
Professional fees	73,379
Trustees	21,270
Custodian	10,482
Accrued expenses	6,901
Distributions payable	3,432,009
Total liabilities	132,629,731
Net assets	$12,110,686,435
Composition of Net Assets
Shares of beneficial interest outstanding (par value of $.01 per share) unlimited number of shares authorized	$ 21,536,766
Additional paid-in-capital	11,919,694,442
11,941,231,208
Total distributable earnings (loss)	169,455,227
Net assets	$12,110,686,435
Class A
Net assets applicable to outstanding shares	$3,901,512,239
Shares of beneficial interest outstanding	693,387,075
Net asset value per share outstanding	$ 5.63
Maximum sales charge (4.50% of offering price)	0.27
Maximum offering price per share outstanding	$ 5.90
Investor Class
Net assets applicable to outstanding shares	$ 139,214,110
Shares of beneficial interest outstanding	24,568,176
Net asset value per share outstanding	$ 5.67
Maximum sales charge (4.00% of offering price)	0.24
Maximum offering price per share outstanding	$ 5.91
Class B
Net assets applicable to outstanding shares	$ 26,622,272
Shares of beneficial interest outstanding	4,755,989
Net asset value and offering price per share outstanding	$ 5.60
Class C
Net assets applicable to outstanding shares	$ 214,695,902
Shares of beneficial interest outstanding	38,331,823
Net asset value and offering price per share outstanding	$ 5.60
Class I
Net assets applicable to outstanding shares	$4,116,696,726
Shares of beneficial interest outstanding	731,476,162
Net asset value and offering price per share outstanding	$ 5.63
Class R1
Net assets applicable to outstanding shares	$ 61,986
Shares of beneficial interest outstanding	11,035
Net asset value and offering price per share outstanding	$ 5.62
Class R2
Net assets applicable to outstanding shares	$ 10,639,847
Shares of beneficial interest outstanding	1,890,481
Net asset value and offering price per share outstanding	$ 5.63
Class R3
Net assets applicable to outstanding shares	$ 3,630,288
Shares of beneficial interest outstanding	645,967
Net asset value and offering price per share outstanding	$ 5.62
Class R6
Net assets applicable to outstanding shares	$3,697,586,031
Shares of beneficial interest outstanding	658,605,135
Net asset value and offering price per share outstanding	$ 5.61
SIMPLE Class
Net assets applicable to outstanding shares	$ 27,034
Shares of beneficial interest outstanding	4,770
Net asset value and offering price per share outstanding	$ 5.67

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.
28	MainStay MacKay High Yield Corporate Bond Fund

Statement of Operations for the year ended October 31, 2021
Investment Income (Loss)
Income
Interest	$ 638,367,323
Dividends (net of foreign tax withholding of $7,196)	16,825,172
Securities lending	112
Other	1,301,359
Total income	656,493,966
Expenses
Manager (See Note 3)	65,815,700
Distribution/Service—Class A (See Note 3)	9,843,143
Distribution/Service—Investor Class (See Note 3)	369,961
Distribution/Service—Class B (See Note 3)	342,235
Distribution/Service—Class C (See Note 3)	2,554,645
Distribution/Service—Class R2 (See Note 3)	27,057
Distribution/Service—Class R3 (See Note 3)	15,313
Distribution/Service—SIMPLE Class (See Note 3)	132
Transfer agent (See Note 3)	11,897,579
Shareholder communication	1,693,329
Professional fees	625,558
Registration	520,224
Trustees	283,766
Custodian	120,115
Insurance	80,555
Shareholder service (See Note 3)	13,945
Miscellaneous	336,640
Total expenses	94,539,897
Net investment income (loss)	561,954,069
Realized and Unrealized Gain (Loss)
Net realized gain (loss) on investments	219,481,230
Net change in unrealized appreciation (depreciation) on investments	336,122,360
Net realized and unrealized gain (loss)	555,603,590
Net increase (decrease) in net assets resulting from operations	$1,117,557,659
The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.
29

Statements of Changes in Net Assets
for the years ended October 31, 2021 and October 31, 2020
	2021	2020
Increase (Decrease) in Net Assets
Operations:
Net investment income (loss)	$ 561,954,069	$ 581,584,037
Net realized gain (loss)	219,481,230	(211,397,989)
Net change in unrealized appreciation (depreciation)	336,122,360	64,514,837
Net increase (decrease) in net assets resulting from operations	1,117,557,659	434,700,885
Distributions to shareholders:
Class A	(176,416,889)	(177,680,636)
Investor Class	(6,494,080)	(8,009,437)
Class B	(1,264,772)	(2,399,380)
Class C	(9,396,090)	(15,036,249)
Class I	(186,334,257)	(186,258,181)
Class R1	(2,744)	(2,637)
Class R2	(475,941)	(677,108)
Class R3	(129,139)	(79,045)
Class R6	(190,139,469)	(193,592,509)
SIMPLE Class	(1,106)	(205)
	(570,654,487)	(583,735,387)
Distributions to shareholders from return of capital:
Class A	(19,429,957)	(18,631,215)
Investor Class	(715,236)	(839,853)
Class B	(139,298)	(251,594)
Class C	(1,034,853)	(1,576,669)
Class I	(20,522,222)	(19,530,637)
Class R1	(302)	(276)
Class R2	(52,419)	(71,000)
Class R3	(14,223)	(8,289)
Class R6	(20,941,315)	(20,299,700)
SIMPLE Class	(122)	(21)
	(62,849,947)	(61,209,254)
Total distributions to shareholders	(633,504,434)	(644,944,641)
Capital share transactions:
Net proceeds from sales of shares	3,657,661,509	5,414,314,356
Net asset value of shares issued to shareholder in reinvestment of distributions	591,279,027	598,382,398
Cost of shares redeemed	(4,586,290,263)	(3,491,257,176)
Increase (decrease) in net assets derived from capital share transactions	(337,349,727)	2,521,439,578
Net increase (decrease) in net assets	146,703,498	2,311,195,822
	2021	2020
Net Assets
Beginning of year	$11,963,982,937	$ 9,652,787,115
End of year	$12,110,686,435	$11,963,982,937

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.
30	MainStay MacKay High Yield Corporate Bond Fund

Financial Highlights selected per share data and ratios
	Year Ended October 31,
Class A	2021	2020	2019	2018	2017
Net asset value at beginning of year	$ 5.41	$ 5.61	$ 5.52	$ 5.77	$ 5.74
Net investment income (loss) (a)	0.25	0.29	0.29	0.29	0.30
Net realized and unrealized gain (loss)	0.25	(0.17)	0.12	(0.22)	0.09
Total from investment operations	0.50	0.12	0.41	0.07	0.39
Less distributions:
From net investment income	(0.25)	(0.29)	(0.29)	(0.29)	(0.31)
Return of capital	(0.03)	(0.03)	(0.03)	(0.03)	(0.05)
Total distributions	(0.28)	(0.32)	(0.32)	(0.32)	(0.36)
Net asset value at end of year	$ 5.63	$ 5.41	$ 5.61	$ 5.52	$ 5.77
Total investment return (b)	9.37%	2.26%	7.58%	1.29%	6.91%
Ratios (to average net assets)/Supplemental Data:
Net investment income (loss)	4.38%	5.35%	5.21%	5.15%	5.25%
Net expenses (c)	0.95%	0.97%	0.99%	0.99%	0.97%
Portfolio turnover rate	40%	38%	30%	30%	43%
Net assets at end of year (in 000’s)	$ 3,901,512	$ 3,525,782	$ 3,405,587	$ 3,290,659	$ 3,683,113

(a)	Per share data based on average shares outstanding during the year.
(b)	Total investment return is calculated exclusive of sales charges and assumes the reinvestment of dividends and distributions. For periods of less than one year, total return is not annualized.
(c)	In addition to the fees and expenses which the Fund bears directly, it also indirectly bears a pro-rata share of the fees and expenses of the underlying funds in which it invests. Such indirect expenses are not included in the above expense ratios.

	Year Ended October 31,
Investor Class	2021	2020	2019	2018	2017
Net asset value at beginning of year	$ 5.45	$ 5.65	$ 5.57	$ 5.82	$ 5.79
Net investment income (loss) (a)	0.24	0.29	0.29	0.29	0.30
Net realized and unrealized gain (loss)	0.26	(0.17)	0.11	(0.22)	0.09
Total from investment operations	0.50	0.12	0.40	0.07	0.39
Less distributions:
From net investment income	(0.25)	(0.29)	(0.29)	(0.29)	(0.31)
Return of capital	(0.03)	(0.03)	(0.03)	(0.03)	(0.05)
Total distributions	(0.28)	(0.32)	(0.32)	(0.32)	(0.36)
Net asset value at end of year	$ 5.67	$ 5.45	$ 5.65	$ 5.57	$ 5.82
Total investment return (b)	9.25%	2.24%	7.33%	1.29%	6.90%
Ratios (to average net assets)/Supplemental Data:
Net investment income (loss)	4.26%	5.27%	5.15%	5.12%	5.21%
Net expenses (c)	1.08%	1.06%	1.05%	1.03%	1.02%
Portfolio turnover rate	40%	38%	30%	30%	43%
Net assets at end of year (in 000's)	$ 139,214	$ 149,726	$ 162,260	$ 159,970	$ 167,139

(a)	Per share data based on average shares outstanding during the year.
(b)	Total investment return is calculated exclusive of sales charges and assumes the reinvestment of dividends and distributions. For periods of less than one year, total return is not annualized.
(c)	In addition to the fees and expenses which the Fund bears directly, it also indirectly bears a pro-rata share of the fees and expenses of the underlying funds in which it invests. Such indirect expenses are not included in the above expense ratios.

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.
31

Financial Highlights selected per share data and ratios
	Year Ended October 31,
Class B	2021	2020	2019	2018	2017
Net asset value at beginning of year	$ 5.38	$ 5.58	$ 5.50	$ 5.74	$ 5.71
Net investment income (loss) (a)	0.20	0.25	0.24	0.25	0.26
Net realized and unrealized gain (loss)	0.25	(0.18)	0.11	(0.21)	0.08
Total from investment operations	0.45	0.07	0.35	0.04	0.34
Less distributions:
From net investment income	(0.21)	(0.24)	(0.25)	(0.26)	(0.27)
Return of capital	(0.02)	(0.03)	(0.02)	(0.02)	(0.04)
Total distributions	(0.23)	(0.27)	(0.27)	(0.28)	(0.31)
Net asset value at end of year	$ 5.60	$ 5.38	$ 5.58	$ 5.50	$ 5.74
Total investment return (b)	8.52%	1.39%	6.52%	0.64%	6.06%
Ratios (to average net assets)/Supplemental Data:
Net investment income (loss)	3.56%	4.55%	4.41%	4.37%	4.47%
Net expenses (c)	1.83%	1.81%	1.80%	1.78%	1.77%
Portfolio turnover rate	40%	38%	30%	30%	43%
Net assets at end of year (in 000’s)	$ 26,622	$ 45,661	$ 63,517	$ 81,221	$ 108,263

(a)	Per share data based on average shares outstanding during the year.
(b)	Total investment return is calculated exclusive of sales charges and assumes the reinvestment of dividends and distributions. For periods of less than one year, total return is not annualized.
(c)	In addition to the fees and expenses which the Fund bears directly, it also indirectly bears a pro-rata share of the fees and expenses of the underlying funds in which it invests. Such indirect expenses are not included in the above expense ratios.

	Year Ended October 31,
Class C	2021	2020	2019	2018	2017
Net asset value at beginning of year	$ 5.39	$ 5.59	$ 5.50	$ 5.74	$ 5.72
Net investment income (loss) (a)	0.20	0.25	0.24	0.25	0.26
Net realized and unrealized gain (loss)	0.24	(0.18)	0.12	(0.21)	0.07
Total from investment operations	0.44	0.07	0.36	0.04	0.33
Less distributions:
From net investment income	(0.21)	(0.24)	(0.25)	(0.26)	(0.27)
Return of capital	(0.02)	(0.03)	(0.02)	(0.02)	(0.04)
Total distributions	(0.23)	(0.27)	(0.27)	(0.28)	(0.31)
Net asset value at end of year	$ 5.60	$ 5.39	$ 5.59	$ 5.50	$ 5.74
Total investment return (b)	8.31%	1.39%	6.71%	0.64%	5.87%
Ratios (to average net assets)/Supplemental Data:
Net investment income (loss)	3.54%	4.54%	4.41%	4.36%	4.45%
Net expenses (c)	1.83%	1.81%	1.80%	1.78%	1.77%
Portfolio turnover rate	40%	38%	30%	30%	43.0%
Net assets at end of year (in 000’s)	$ 214,696	$ 297,431	$ 373,760	$ 550,819	$ 676,463

(a)	Per share data based on average shares outstanding during the year.
(b)	Total investment return is calculated exclusive of sales charges and assumes the reinvestment of dividends and distributions. For periods of less than one year, total return is not annualized.
(c)	In addition to the fees and expenses which the Fund bears directly, it also indirectly bears a pro-rata share of the fees and expenses of the underlying funds in which it invests. Such indirect expenses are not included in the above expense ratios.

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.
32	MainStay MacKay High Yield Corporate Bond Fund

Financial Highlights selected per share data and ratios
	Year Ended October 31,
Class I	2021	2020	2019	2018	2017
Net asset value at beginning of year	$ 5.41	$ 5.61	$ 5.53	$ 5.78	$ 5.75
Net investment income (loss) (a)	0.26	0.30	0.30	0.31	0.32
Net realized and unrealized gain (loss)	0.26	(0.17)	0.11	(0.22)	0.08
Total from investment operations	0.52	0.13	0.41	0.09	0.40
Less distributions:
From net investment income	(0.27)	(0.30)	(0.30)	(0.31)	(0.32)
Return of capital	(0.03)	(0.03)	(0.03)	(0.03)	(0.05)
Total distributions	(0.30)	(0.33)	(0.33)	(0.34)	(0.37)
Net asset value at end of year	$ 5.63	$ 5.41	$ 5.61	$ 5.53	$ 5.78
Total investment return (b)	9.65%	2.56%	7.68%	1.57%	7.17%
Ratios (to average net assets)/Supplemental Data:
Net investment income (loss)	4.62%	5.60%	5.45%	5.40%	5.51%
Net expenses (c)	0.70%	0.72%	0.74%	0.74%	0.72%
Portfolio turnover rate	40%	38%	30%	30%	43%
Net assets at end of year (in 000’s)	$ 4,116,697	$ 3,509,954	$ 3,451,487	$ 3,709,306	$ 4,067,560

(a)	Per share data based on average shares outstanding during the year.
(b)	Total investment return is calculated exclusive of sales charges and assumes the reinvestment of dividends and distributions. Class I shares are not subject to sales charges. For periods of less than one year, total return is not annualized.
(c)	In addition to the fees and expenses which the Fund bears directly, it also indirectly bears a pro-rata share of the fees and expenses of the underlying funds in which it invests. Such indirect expenses are not included in the above expense ratios.

	Year Ended October 31,
Class R1	2021	2020	2019	2018	2017
Net asset value at beginning of year	$ 5.40	$ 5.60	$ 5.52	$ 5.77	$ 5.74
Net investment income (loss) (a)	0.25	0.30	0.30	0.30	0.32
Net realized and unrealized gain (loss)	0.26	(0.17)	0.11	(0.22)	0.07
Total from investment operations	0.51	0.13	0.41	0.08	0.39
Less distributions:
From net investment income	(0.26)	(0.30)	(0.30)	(0.30)	(0.31)
Return of capital	(0.03)	(0.03)	(0.03)	(0.03)	(0.05)
Total distributions	(0.29)	(0.33)	(0.33)	(0.33)	(0.36)
Net asset value at end of year	$ 5.62	$ 5.40	$ 5.60	$ 5.52	$ 5.77
Total investment return (b)	9.55%	2.45%	7.58%	1.46%	7.07%
Ratios (to average net assets)/Supplemental Data:
Net investment income (loss)	4.51%	5.52%	5.36%	5.25%	5.48%
Net expenses (c)	0.80%	0.82%	0.84%	0.84%	0.82%
Portfolio turnover rate	40%	38%	30%	30%	43%
Net assets at end of year (in 000’s)	$ 62	$ 51	$ 53	$ 72	$ 37

(a)	Per share data based on average shares outstanding during the year.
(b)	Total investment return is calculated exclusive of sales charges and assumes the reinvestment of dividends and distributions. Class R1 shares are not subject to sales charges. For periods of less than one year, total return is not annualized.
(c)	In addition to the fees and expenses which the Fund bears directly, it also indirectly bears a pro-rata share of the fees and expenses of the underlying funds in which it invests. Such indirect expenses are not included in the above expense ratios.

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.
33

Financial Highlights selected per share data and ratios
	Year Ended October 31,
Class R2	2021	2020	2019	2018	2017
Net asset value at beginning of year	$ 5.41	$ 5.61	$ 5.52	$ 5.77	$ 5.74
Net investment income (loss) (a)	0.24	0.29	0.28	0.29	0.30
Net realized and unrealized gain (loss)	0.26	(0.18)	0.12	(0.22)	0.08
Total from investment operations	0.50	0.11	0.40	0.07	0.38
Less distributions:
From net investment income	(0.25)	(0.28)	(0.29)	(0.29)	(0.30)
Return of capital	(0.03)	(0.03)	(0.02)	(0.03)	(0.05)
Total distributions	(0.28)	(0.31)	(0.31)	(0.32)	(0.35)
Net asset value at end of year	$ 5.63	$ 5.41	$ 5.61	$ 5.52	$ 5.77
Total investment return (b)	9.28%	2.17%	7.49%	1.20%	6.80%
Ratios (to average net assets)/Supplemental Data:
Net investment income (loss)	4.28%	5.26%	5.10%	5.06%	5.16%
Net expenses (c)	1.05%	1.07%	1.09%	1.09%	1.07%
Portfolio turnover rate	40%	38%	30%	30%	43%
Net assets at end of year (in 000’s)	$ 10,640	$ 13,006	$ 13,866	$ 11,116	$ 9,562

(a)	Per share data based on average shares outstanding during the year.
(b)	Total investment return is calculated exclusive of sales charges and assumes the reinvestment of dividends and distributions. Class R2 shares are not subject to sales charges. For periods of less than one year, total return is not annualized.
(c)	In addition to the fees and expenses which the Fund bears directly, it also indirectly bears a pro-rata share of the fees and expenses of the underlying funds in which it invests. Such indirect expenses are not included in the above expense ratios.

	Year Ended October 31,
Class R3	2021	2020	2019	2018	2017
Net asset value at beginning of year	$ 5.40	$ 5.60	$ 5.52	$ 5.77	$ 5.74
Net investment income (loss) (a)	0.22	0.27	0.27	0.27	0.28
Net realized and unrealized gain (loss)	0.26	(0.17)	0.11	(0.22)	0.09
Total from investment operations	0.48	0.10	0.38	0.05	0.37
Less distributions:
From net investment income	(0.23)	(0.27)	(0.28)	(0.28)	(0.29)
Return of capital	(0.03)	(0.03)	(0.02)	(0.02)	(0.05)
Total distributions	(0.26)	(0.30)	(0.30)	(0.30)	(0.34)
Net asset value at end of year	$ 5.62	$ 5.40	$ 5.60	$ 5.52	$ 5.77
Total investment return (b)	9.01%	1.90%	7.03%	0.96%	6.58%
Ratios (to average net assets)/Supplemental Data:
Net investment income (loss)	3.98%	4.96%	4.84%	4.77%	4.81%
Net expenses (c)	1.30%	1.32%	1.34%	1.34%	1.32%
Portfolio turnover rate	40%	38%	30%	30%	43%
Net assets at end of year (in 000’s)	$ 3,630	$ 1,924	$ 1,281	$ 606	$ 392

(a)	Per share data based on average shares outstanding during the year.
(b)	Total investment return is calculated exclusive of sales charges and assumes the reinvestment of dividends and distributions. Class R3 shares are not subject to sales charges. For periods of less than one year, total return is not annualized.
(c)	In addition to the fees and expenses which the Fund bears directly, it also indirectly bears a pro-rata share of the fees and expenses of the underlying funds in which it invests. Such indirect expenses are not included in the above expense ratios.

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.
34	MainStay MacKay High Yield Corporate Bond Fund

Financial Highlights selected per share data and ratios
	Year Ended October 31,
Class R6	2021	2020	2019	2018	2017
Net asset value at beginning of year	$ 5.40	$ 5.60	$ 5.52	$ 5.77	$ 5.74
Net investment income (loss) (a)	0.27	0.31	0.31	0.31	0.32
Net realized and unrealized gain (loss)	0.24	(0.17)	0.11	(0.21)	0.09
Total from investment operations	0.51	0.14	0.42	0.10	0.41
Less distributions:
From net investment income	(0.27)	(0.31)	(0.31)	(0.32)	0.33
Return of capital	(0.03)	(0.03)	(0.03)	(0.03)	(0.05)
Total distributions	(0.30)	(0.34)	(0.34)	(0.35)	(0.38)
Net asset value at end of year	$ 5.61	$ 5.40	$ 5.60	$ 5.52	$ 5.77
Total investment return (b)	9.64%	2.70%	7.84%	1.71%	7.36%
Ratios (to average net assets)/Supplemental Data:
Net investment income (loss)	4.79%	5.65%	5.60%	5.54%	5.45%
Net expenses (c)	0.57%	0.58%	0.58%	0.58%	0.58%
Portfolio turnover rate	40%	38%	30%	30%	43%
Net assets at end of year (in 000’s)	$ 3,697,586	$ 4,420,424	$ 2,180,977	$ 904,028	$ 1,668,163

(a)	Per share data based on average shares outstanding during the year.
(b)	Total investment return is calculated exclusive of sales charges and assumes the reinvestment of dividends and distributions. Class R6 shares are not subject to sales charges. For periods of less than one year, total return is not annualized.
(c)	In addition to the fees and expenses which the Fund bears directly, it also indirectly bears a pro-rata share of the fees and expenses of the underlying funds in which it invests. Such indirect expenses are not included in the above expense ratios.

	Year Ended October 31,	August 31, 2020^ through October 31,
SIMPLE Class	2021	2020
Net asset value at beginning of period	$ 5.45	$ 5.54
Net investment income (loss) (a)	0.23	0.04
Net realized and unrealized gain (loss)	0.25	(0.08)
Total from investment operations	0.48	(0.04)
Less distributions:
From net investment income	(0.23)	(0.05)
Return of capital	(0.03)	(0.00)‡
Total distributions	(0.26)	(0.05)
Net asset value at end of period	$ 5.67	$ 5.45
Total investment return (b)	8.98%	(0.72)%
Ratios (to average net assets)/Supplemental Data:
Net investment income (loss)	4.00%	4.74%††
Net expenses (c)	1.33%	1.30%††
Portfolio turnover rate	40%	38%
Net assets at end of period (in 000’s)	$ 27	$ 25

^	Inception date.
‡	Less than one cent per share.
††	Annualized.
(a)	Per share data based on average shares outstanding during the period.
(b)	Total investment return is calculated exclusive of sales charges and assumes the reinvestment of dividends and distributions. SIMPLE Class shares are not subject to sales charges. For periods of less than one year, total return is not annualized.
(c)	In addition to the fees and expenses which the Fund bears directly, it also indirectly bears a pro-rata share of the fees and expenses of the underlying funds in which it invests. Such indirect expenses are not included in the above expense ratios.
The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.
35

Notes to Financial Statements
Note 1-Organization and Business
The MainStay Funds (the “Trust”) was organized on January 9, 1986, as a Massachusetts business trust. The Trust is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company, and is comprised of twelve funds (collectively referred to as the "Funds"). These financial statements and notes relate to the MainStay MacKay High Yield Corporate Bond Fund (the "Fund"), a “diversified” fund, as that term is defined in the 1940 Act, as interpreted or modified by regulatory authorities having jurisdiction, from time to time.
The following table lists the Fund's share classes that have been registered and commenced operations:
Class	Commenced Operations
Class A	January 3, 1995
Investor Class	February 28, 2008
Class B	May 1, 1986
Class C	September 1, 1998
Class I	January 2, 2004
Class R1	June 29, 2012
Class R2	May 1, 2008
Class R3	February 29, 2016
Class R6	June 17, 2013
SIMPLE Class	August 31, 2020
Class B shares of the MainStay Group of Funds are closed to all new purchases as well as additional investments by existing Class B shareholders. Existing Class B shareholders may continue to reinvest dividends and capital gains distributions, as well as exchange their Class B shares for Class B shares of other funds in the MainStay Group of Funds as permitted by the current exchange privileges. Class B shareholders continue to be subject to any applicable contingent deferred sales charge ("CDSC") at the time of redemption. All other features of the Class B shares, including but not limited to the fees and expenses applicable to Class B shares, remain unchanged. Unless redeemed, Class B shareholders will remain in Class B shares of their respective fund until the Class B shares are converted to Class A or Investor Class shares pursuant to the applicable conversion schedule.
Class A and Investor Class shares are offered at net asset value (“NAV”) per share plus an initial sales charge. No initial sales charge applies to investments of $1 million or more (and certain other qualified purchases) in Class A and Investor Class shares. However, a CDSC of 1.00% may be imposed on certain redemptions made within 18 months of the date of purchase on shares that were purchased without an initial sales charge. Class C shares are offered at NAV without an initial sales charge, although a 1.00% CDSC may be imposed on certain redemptions of such shares made within one year of the date of purchase of Class C shares. When Class B shares were offered, they were offered at NAV without an initial sales charge, although a CDSC that declines depending on the number of years a shareholder held its Class B shares may be imposed on certain redemptions of such shares made within six years of the date of purchase of such shares. Class I, Class R1, Class R2, Class R3, Class R6 and SIMPLE Class shares are offered at NAV without a sales charge. Depending upon eligibility, Class B shares convert to either Class A or Investor Class shares at the end of the calendar quarter eight years after the date they were purchased. In addition, depending upon eligibility, Class C shares convert to either Class A or Investor Class shares at the end of the calendar quarter ten years after the date they were purchased. Additionally, Investor Class shares may convert automatically to Class A shares. SIMPLE Class shares convert to Class A shares, or Investor Class shares if you are not eligible to hold Class A shares, at the end of the calendar quarter, ten years after the date they were purchased. Share class conversions are based on the relevant NAVs of the two classes at the time of the conversion, and no sales load or other charge is imposed. Under certain circumstances and as may be permitted by the Trust’s multiple class plan pursuant to Rule 18f-3 under the 1940 Act, specified share classes of the Fund may be converted to one or more other share classes of the Fund as disclosed in the capital share trans-actions within these Notes. The classes of shares have the same voting (except for issues that relate solely to one class), dividend, liquidation and other rights, and the same terms and conditions, except that under distribution plans pursuant to Rule 12b-1 under the 1940 Act, Class B and Class C shares are subject to higher distribution and/or service fees than Class A, Investor Class, Class R2, Class R3 and SIMPLE Class shares. Class I, Class R1 and Class R6 shares are not subject to a distribution and/or service fee. Class R1, Class R2 and Class R3 shares are subject to a shareholder service fee, which is in addition to fees paid under the distribution plans for Class R2 and Class R3 shares.
The Fund's investment objective is to seek maximum current income through investment in a diversified portfolio of high-yield debt securities. Capital appreciation is a secondary objective.
Note 2–Significant Accounting Policies
The Fund is an investment company and accordingly follows the investment company accounting and reporting guidance of the Financial Accounting Standards Board (“FASB”) Accounting Standards Codification Topic 946 Financial Services—Investment Companies. The Fund prepares its financial statements in accordance with generally accepted accounting principles (“GAAP”) in the United States of America and follows the significant accounting policies described below.
(A) Securities Valuation.  Investments are usually valued as of the close of regular trading on the New York Stock Exchange (the "Exchange") (usually 4:00 p.m. Eastern time) on each day the Fund is open for business ("valuation date").
The Board of Trustees of the Trust (the "Board") adopted procedures establishing methodologies for the valuation of the Fund's securities and other assets and delegated the responsibility for valuation determinations under those procedures to the Valuation Committee of the Trust (the “Valuation Committee”). The procedures state that, subject to the oversight of the Board and unless otherwise noted, the responsibility for the day-to-day valuation of portfolio assets (including fair value

36	MainStay MacKay High Yield Corporate Bond Fund

measurements for the Fund's assets and liabilities) rests with New York Life Investment Management LLC (“New York Life Investments” or the "Manager"), aided to whatever extent necessary by the Subadvisor (as defined in Note 3(A)). To assess the appropriateness of security valuations, the Manager, the Subadvisor or the Fund's third-party service provider, who is subject to oversight by the Manager, regularly compares prior day prices, prices on comparable securities and the sale prices to the prior and current day prices and challenges prices with changes exceeding certain tolerance levels with third-party pricing services or broker sources.
The Board authorized the Valuation Committee to appoint a Valuation Subcommittee (the “Subcommittee”) to establish the prices of securities for which market quotations are not readily available or the prices of which are not otherwise readily determinable under the procedures. The Subcommittee meets (in person, via electronic mail or via teleconference) on an as-needed basis. The Valuation Committee meets to ensure that actions taken by the Subcommittee were appropriate.
For those securities valued through either a standardized fair valuation methodology or a fair valuation measurement, the Subcommittee deals with such valuation and the Valuation Committee reviews and affirms, if appropriate, the reasonableness of the valuation based on such methodologies and measurements on a regular basis after considering information that is reasonably available and deemed relevant by the Valuation Committee. Any action taken by the Subcommittee with respect to the valuation of a portfolio security or other asset is submitted for review and ratification (if appropriate) to the Valuation Committee and the Board at the next regularly scheduled meeting.
"Fair value" is defined as the price the Fund would reasonably expect to receive upon selling an asset or liability in an orderly transaction to an independent buyer in the principal or most advantageous market for the asset or liability. Fair value measurements are determined within a framework that establishes a three-tier hierarchy that maximizes the use of observable market data and minimizes the use of unobservable inputs to establish a classification of fair value measurements for disclosure purposes. "Inputs" refer broadly to the assumptions that market participants would use in pricing the asset or liability, including assumptions about risk, such as the risk inherent in a particular valuation technique used to measure fair value using a pricing model and/or the risk inherent in the inputs for the valuation technique. Inputs may be observable or unobservable. Observable inputs reflect the assumptions market participants would use in pricing the asset or liability based on market data obtained from sources independent of the Fund. Unobservable inputs reflect the Fund’s own assumptions about the assumptions market participants would use in pricing the asset or liability based on the information available. The inputs or methodology used for valuing assets or liabilities may not be an indication of the risks associated with investing in those assets or liabilities. The three-tier hierarchy of inputs is summarized below.
•	Level 1—quoted prices in active markets for an identical asset or liability
•	Level 2—other significant observable inputs (including quoted prices for a similar asset or liability in active markets, interest rates and yield curves, prepayment speeds, credit risk, etc.)
•	Level 3—significant unobservable inputs (including the Fund's own assumptions about the assumptions that market participants would use in measuring fair value of an asset or liability)
The level of an asset or liability within the fair value hierarchy is based on the lowest level of an input, both individually and in the aggregate, that is significant to the fair value measurement. The aggregate value by input level of the Fund’s assets and liabilities as of October 31, 2021, is included at the end of the Portfolio of Investments.
The Fund may use third-party vendor evaluations, whose prices may be derived from one or more of the following standard inputs, among others:
• Benchmark yields	• Reported trades
• Broker/dealer quotes	• Issuer spreads
• Two-sided markets	• Benchmark securities
• Bids/offers	• Reference data (corporate actions or material event notices)
• Industry and economic events	• Comparable bonds
• Monthly payment information
An asset or liability for which market values cannot be measured using the methodologies described above is valued by methods deemed reasonable in good faith by the Valuation Committee, following the procedures established by the Board, to represent fair value. Under these procedures, the Fund generally uses a market-based approach which may use related or comparable assets or liabilities, recent transactions, market multiples, book values and other relevant information. The Fund may also use an income-based valuation approach in which the anticipated future cash flows of the asset or liability are discounted to calculate fair value. Discounts may also be applied due to the nature and/or duration of any restrictions on the disposition of the asset or liability. Fair value represents a good faith approximation of the value of a security. Fair value determinations involve the consideration of a number of subjective factors, an analysis of applicable facts and circumstances and the exercise of judgment. As a result, it is possible that the fair value for a security determined in good faith in accordance with the Fund's valuation procedures may differ from valuations for the same security determined by other funds using their own valuation procedures. Although the Fund's valuation procedures are designed to value a security at the price the Fund may reasonably expect to receive upon the security's sale in an orderly transaction, there can be no assurance that any fair value determination thereunder would, in fact, approximate the amount that the Fund would actually realize upon the sale of the security or the price at which the security would trade if a reliable market price were readily available. During the year ended October 31, 2021, there were no material changes to the fair value methodologies.
Securities which may be valued in this manner include, but are not limited to: (i) a security for which trading has been halted or suspended; (ii) a
37

Notes to Financial Statements (continued)
debt security that has recently gone into default and for which there is not a current market quotation; (iii) a security of an issuer that has entered into a restructuring; (iv) a security that has been delisted from a national exchange; (v) a security for which the market price is not readily available from a third-party pricing source or, if so provided, does not, in the opinion of the Manager or the Subadvisor, reflect the security's market value; (vi) a security subject to trading collars for which no or limited trading takes place; and (vii) a security whose principal market has been temporarily closed at a time when, under normal conditions, it would be open. Securities valued in this manner are generally categorized as Level 3 in the hierarchy. Securities that were fair valued in such a manner as of October 31, 2021, are shown in the Portfolio of Investments.
Equity securities, including exchange-traded funds ("ETFs"), are valued at the last quoted sales prices as of the close of regular trading on the relevant exchange on each valuation date. Securities that are not traded on the valuation date are valued at the mean of the last quoted bid and ask prices. Prices are normally taken from the principal market in which each security trades. These securities are generally categorized as Level 1 in the hierarchy.
Debt securities (other than convertible and municipal bonds) are valued at the evaluated bid prices (evaluated mean prices in the case of convertible and municipal bonds) supplied by a pricing agent or broker selected by the Manager, in consultation with the Subadvisor. The evaluations are market-based measurements processed through a pricing application and represents the pricing agent’s good faith determination as to what a holder may receive in an orderly transaction under market conditions. The rules-based logic utilizes valuation techniques that reflect participants’ assumptions and vary by asset class and per methodology, maximizing the use of relevant observable data including quoted prices for similar assets, benchmark yield curves and market corroborated inputs. The evaluated bid or mean prices are deemed by the Manager, in consultation with the Subadvisor, to be representative of market values at the regular close of trading of the Exchange on each valuation date. Debt securities purchased on a delayed delivery basis are marked to market daily until settlement at the forward settlement date. Debt securities, including corporate bonds, U.S. government and federal agency bonds, municipal bonds, foreign bonds, convertible bonds, asset-backed securities and mortgage-backed securities are generally categorized as Level 2 in the hierarchy.
Loan assignments, participations and commitments are valued at the average of bid quotations obtained from the engaged independent pricing service and are generally categorized as Level 2 in the hierarchy. Certain loan assignments, participations and commitments may be valued by utilizing significant unobservable inputs obtained from the pricing service and are generally categorized as Level 3 in the hierarchy. No securities held by the Fund as of October 31, 2021 were fair valued utilizing significant unobservable inputs obtained from the pricing service.
The information above is not intended to reflect an exhaustive list of the methodologies that may be used to value portfolio investments. The valuation procedures permit the use of a variety of valuation methodologies in connection with valuing portfolio investments. The methodology used for a specific type of investment may vary based on the market data available or other considerations. The methodologies summarized above may not represent the specific means by which portfolio investments are valued on any particular business day.
The valuation techniques and significant amounts of unobservable inputs used in the fair valuation measurement of the Fund’s Level 3 securities are outlined in the table below. A significant increase or decrease in any of those inputs in isolation would result in a significantly higher or lower fair value measurement.
Asset Class	Fair Value at 10/31/21	Valuation Technique	Unobserva- ble Inputs	Inputs /Range
Corporate Bonds*	$13,482,860	Income Approach	Spread Adjustment	0.72%

Loan Assignments	15,403,582	Market Approach	Implied natural gas price	$2.70
			Discount Rate	10.00%

Common Stocks	389	Market Approach	Ownership % of equity interest	16.56%-39.70%
	30,521,300	Market Approach	EBITDA Multiple	6.50x-9.00x
	7,584,510	Market Approach	EBITDA Multiple	5.75x
	0	Market Approach	Implied natural gas price	$2.70
			Discount Rate	10.00%

Preferred Stock	27,850,355	Income Approach	Spread Adjustment	4.21%
	771,581	Market Approach	Liquidity discount	10.00%
	$95,614,577
* The table above does not include a level 3 investment that was valued by a broker. As of October 31, 2021, the value of this investment was $20,000,000. The inputs for this investment were not readily available or cannot be reasonably estimated.
A portfolio investment may be classified as an illiquid investment under the Fund's written liquidity risk management program and related procedures (“Liquidity Program”). Illiquidity of an investment might prevent the sale of such investment at a time when the Manager or the Subadvisor might wish to sell, and these investments could have the effect of decreasing the overall level of the Fund's liquidity. Further, the lack of an established secondary market may make it more difficult to value illiquid investments, requiring the Fund to rely on judgments that may be somewhat subjective in measuring value, which could vary

38	MainStay MacKay High Yield Corporate Bond Fund

materially from the amount that the Fund could realize upon disposition. Difficulty in selling illiquid investments may result in a loss or may be costly to the Fund. An illiquid investment is any investment that the Manager or Subadvisor reasonably expects cannot be sold or disposed of in current market conditions in seven calendar days or less without the sale or disposition significantly changing the market value of the investment. The liquidity classification of each investment will be made using information obtained after reasonable inquiry and taking into account, among other things, relevant market, trading and investment-specific considerations in accordance with the Liquidity Program. Illiquid investments are often valued in accordance with methods deemed by the Board in good faith to be reasonable and appropriate to accurately reflect their fair value. The liquidity of the Fund's investments was determined as of October 31, 2021, and can change at any time. Illiquid investments as of October 31, 2021, are shown in the Portfolio of Investments.
(B) Income Taxes.  The Fund’s policy is to comply with the requirements of the Internal Revenue Code of 1986, as amended (the “Internal Revenue Code”), applicable to regulated investment companies and to distribute all of its taxable income to the shareholders of the Fund within the allowable time limits.
The Manager evaluates the Fund’s tax positions to determine if the tax positions taken meet the minimum recognition threshold in connection with accounting for uncertainties in income tax positions taken or expected to be taken for the purposes of measuring and recognizing tax liabilities in the financial statements. Recognition of tax benefits of an uncertain tax position is permitted only to the extent the position is “more likely than not” to be sustained assuming examination by taxing authorities. The Manager analyzed the Fund’s tax positions taken on federal, state and local income tax returns for all open tax years (for up to three tax years) and has concluded that no provisions for federal, state and local income tax are required in the Fund’s financial statements. The Fund’s federal, state and local income tax and federal excise tax returns for tax years for which the applicable statutes of limitations have not expired are subject to examination by the Internal Revenue Service and state and local departments of revenue.
(C) Dividends and Distributions to Shareholders. Dividends and distributions are recorded on the ex-dividend date. The Fund intends to declare and pay dividends from net investment income, if any, at least monthly and distributions from net realized capital and currency gains, if any, at least annually. Unless a shareholder elects otherwise, all dividends and distributions are reinvested at NAV in the same class of shares of the Fund. Dividends and distributions to shareholders are determined in accordance with federal income tax regulations and may differ from determinations using GAAP.
(D) Security Transactions and Investment Income.  The Fund records security transactions on the trade date. Realized gains and losses on security transactions are determined using the identified cost method. Dividend income is recognized on the ex-dividend date, net of any foreign tax withheld at the source, and interest income is accrued as earned using the effective interest rate method. Distributions received from real estate investment trusts may be classified as dividends, capital gains and/or return of capital. Discounts and premiums on securities purchased for the Fund are accreted and amortized, respectively, on the effective interest rate method. Income from payment-in-kind securities is accreted daily based on the effective interest method.
Investment income and realized and unrealized gains and losses on investments of the Fund are allocated pro rata to the separate classes of shares based upon their relative net assets on the date the income is earned or realized and unrealized gains and losses are incurred.
The Fund may place a debt security on non-accrual status and reduce related interest income by ceasing current accruals and writing off all or a portion of any interest receivables when the collection of all or a portion of such interest has become doubtful. A debt security is removed from non-accrual status when the issuer resumes interest payments or when collectability of interest is reasonably assured.
(E) Expenses.  Expenses of the Trust are allocated to the individual Funds in proportion to the net assets of the respective Funds when the expenses are incurred, except where direct allocations of expenses can be made. Expenses (other than transfer agent expenses and fees incurred under the shareholder services plans and/or the distribution plans further discussed in Note 3(B)) are allocated to separate classes of shares pro rata based upon their relative net assets on the date the expenses are incurred. The expenses borne by the Fund, including those of related parties to the Fund, are shown in the Statement of Operations.
Additionally, the Fund may invest in ETFs and mutual funds, which are subject to management fees and other fees that may cause the costs of investing in ETFs and mutual funds to be greater than the costs of owning the underlying securities directly. These indirect expenses of ETFs and mutual funds are not included in the amounts shown as expenses in the Statement of Operations or in the expense ratios included in the Financial Highlights.
(F) Use of Estimates.  In preparing financial statements in conformity with GAAP, the Manager makes estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results could differ from those estimates and assumptions.
(G) Loan Assignments, Participations and Commitments.  The Fund may invest in loan assignments and participations ("loans"). Commitments are agreements to make money available to a borrower in a specified amount, at a specified rate and within a specified time. The Fund records an investment when the borrower withdraws money on a commitment or when a funded loan is purchased (trade date) and records interest as earned. These loans pay interest at rates that are periodically reset by reference to a base lending rate plus a spread. These base lending rates are generally the prime rate offered by a designated U.S. bank or the London Interbank Offered Rate ("LIBOR").
The loans in which the Fund may invest are generally readily marketable, but may be subject to some restrictions on resale. For example, the Fund
39

Notes to Financial Statements (continued)
may be contractually obligated to receive approval from the agent bank and/or borrower prior to the sale of these investments. If the Fund purchases an assignment from a lender, the Fund will generally have direct contractual rights against the borrower in favor of the lender. If the Fund purchases a participation interest either from a lender or a participant, the Fund typically will have established a direct contractual relationship with the seller of the participation interest, but not with the borrower. Consequently, the Fund is subject to the credit risk of the lender or participant who sold the participation interest to the Fund, in addition to the usual credit risk of the borrower. In the event that the borrower, selling participant or intermediate participants become insolvent or enter into bankruptcy, the Fund may incur certain costs and delays in realizing payment, or may suffer a loss of principal and/or interest.
Unfunded commitments represent the remaining obligation of the Fund to the borrower. At any point in time, up to the maturity date of the issue, the borrower may demand the unfunded portion. Unfunded amounts, if any, are marked to market and any unrealized gains or losses are recorded in the Statement of Assets and Liabilities. As of October 31, 2021, the Fund held unfunded commitments. (See Note 5).
(H) Securities Lending. In order to realize additional income, the Fund may engage in securities lending, subject to the limitations set forth in the 1940 Act and relevant guidance by the staff of the Securities and Exchange Commission (“SEC”). If the Fund engages in securities lending, the Fund will lend through its custodian, JPMorgan Chase Bank, N.A., ("JPMorgan"), acting as securities lending agent on behalf of the Fund. Under the current arrangement, JPMorgan will manage the Fund's collateral in accordance with the securities lending agency agreement between the Fund and JPMorgan, and indemnify the Fund against counterparty risk. The loans will be collateralized by cash (which may be invested in a money market fund) and/or non-cash collateral (which may include U.S. Treasury securities and/or U.S. government agency securities issued or guaranteed by the United States government or its agencies or instrumentalities) at least equal at all times to the market value of the securities loaned. The Fund bears the risk of delay in recovery of, or loss of rights in, the securities loaned. The Fund may also record a realized gain or loss on securities deemed sold due to a borrower’s inability to return securities on loan. The Fund bears the risk of any loss on investment of cash collateral. The Fund will receive compensation for lending its securities in the form of fees or it will retain a portion of interest earned on the investment of any cash collateral. The Fund will also continue to receive interest and dividends on the securities loaned and any gain or loss in the market price of the securities loaned that may occur during the term of the loan will be for the account of the Fund. Income earned from securities lending activities, if any, is reflected in the Statement of Operations. As of October 31, 2021, the Fund did not have any portfolio securities on loan.
Prior to November 23, 2020, these services were provided by State Street Bank and Trust Company (“State Street”).
(I) Rights and Warrants.  Rights are certificates that permit the holder to purchase a certain number of shares, or a fractional share, of a new stock from the issuer at a specific price. Warrants are instruments that entitle the holder to buy an equity security at a specific price for a specific period of time. These investments can provide a greater potential for profit or loss than an equivalent investment in the underlying security. Prices of these investments do not necessarily move in tandem with the prices of the underlying securities.
There is risk involved in the purchase of rights and warrants in that these investments are speculative investments. The Fund could also lose the entire value of its investment in warrants if such warrants are not exercised by the date of its expiration. The Fund is exposed to risk until the sale or exercise of each right or warrant is completed. Warrants as of October 31, 2021 are shown in the Portfolio of Investments.
(J) Debt Securities Risk.  The ability of issuers of debt securities held by the Fund to meet their obligations may be affected by, among other things, economic or political developments in a specific country, industry or region. Debt securities are also subject to the risks associated with changes in interest rates. The Fund primarily invests in high-yield debt securities (commonly referred to as “junk bonds”), which are considered speculative because they present a greater risk of loss, including default, than higher rated debt securities. These securities pay investors a premium—a higher interest rate or yield than investment grade debt securities—because of the increased risk of loss. These securities can also be subject to greater price volatility. In times of unusual or adverse market, economic or political conditions, these securities may experience higher than normal default rates.
The loans in which the Fund invests are usually rated below investment grade, or if unrated, determined by the Subadvisor to be of comparable quality (commonly referred to as “junk bonds”) and are generally considered speculative because they present a greater risk of loss, including default, than higher quality debt securities. Moreover, such securities may, under certain circumstances, be particularly susceptible to liquidity and valuation risks.
Although certain loans are collateralized, there is no guarantee that the value of the collateral will be sufficient to repay the loan. In a recession or serious credit event, the value of these investments could decline significantly. As a result, the Fund’s NAVs could go down and you could lose money.
In addition, loans generally are subject to extended settlement periods that may be longer than seven days. As a result, the Fund may be adversely affected by selling other investments at an unfavorable time and/or under unfavorable conditions or engaging in borrowing transactions, such as borrowing against its credit facility, to raise cash to meet redemption obligations or pursue other investment opportunities.
In certain circumstances, loans may not be deemed to be securities. As a result, the Fund may not have the protection of the anti-fraud provisions of the federal securities laws. In such cases, the Fund generally must rely

40	MainStay MacKay High Yield Corporate Bond Fund

on the contractual provisions in the loan agreement and common-law fraud protections under applicable state law.
(K) LIBOR Replacement Risk. The Fund may invest in certain debt securities, derivatives or other financial instruments that utilize the LIBOR, as a “benchmark” or “reference rate” for various interest rate calculations. The United Kingdom Financial Conduct Authority, which regulates LIBOR, announced that after 2021 it will cease its active encouragement of banks to provide the quotations needed to sustain LIBOR. However, certain LIBOR tenors will continue beyond 2021 and the most widely used LIBOR tenors may continue until mid-2023. As a result, it is anticipated that LIBOR will be discontinued or will no longer be sufficiently robust to be representative of its underlying market around that time. Although financial regulators and industry working groups have suggested alternative reference rates, such as European Interbank Offer Rate (“EURIBOR”), Sterling Overnight Interbank Average Rate (“SONIA”) and Secured Overnight Financing Rate (“SOFR”), there are challenges to converting certain contracts and transactions to a new benchmark and neither the full effects of the transition process nor its ultimate outcome is known. New York Life Investments is currently working to assess exposure and will modify contracts as necessary.
The elimination of LIBOR or changes to other reference rates or any other changes or reforms to the determination or supervision of reference rates could have an adverse impact on the market for, or value of, any securities or payments linked to those reference rates, which may adversely affect the Fund's performance and/or net asset value. Uncertainty and risk also remain regarding the willingness and ability of issuers and lenders to include revised provisions in new and existing contracts or instruments. Consequently, the transition away from LIBOR to other reference rates may lead to increased volatility and illiquidity in markets that are tied to LIBOR, fluctuations in values of LIBOR-related investments or investments in issuers that utilize LIBOR, increased difficulty in borrowing or refinancing and diminished effectiveness of hedging strategies, adversely affecting the Fund's performance. Furthermore, the risks associated with the expected discontinuation of LIBOR and transition may be exacerbated if the work necessary to effect an orderly transition to an alternative reference rate is not completed in a timely manner. While the transition away from LIBOR has already begun with no material adverse effect to the Fund's performance, the transition is expected to last through mid-2023 for some LIBOR tenors. The usefulness of LIBOR as a benchmark could deteriorate anytime during this transition period.
(L) Indemnifications.  Under the Trust’s organizational documents, its officers and trustees are indemnified against certain liabilities that may arise out of performance of their duties to the Trust. Additionally, in the normal course of business, the Fund enters into contracts with third-party service providers that contain a variety of representations and warranties and that may provide general indemnifications. The Fund's maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Fund that have not yet occurred. The Manager believes that the risk of loss in connection with these potential indemnification obligations is remote. However, there can be no assurance that material liabilities related to such obligations will not arise in the future, which could adversely impact the Fund.
Note 3–Fees and Related Party Transactions
(A) Manager and Subadvisor. New York Life Investments, a registered investment adviser and an indirect, wholly-owned subsidiary of New York Life Insurance Company ("New York Life"), serves as the Fund's Manager, pursuant to an Amended and Restated Management Agreement ("Management Agreement"). The Manager provides offices, conducts clerical, recordkeeping and bookkeeping services and keeps most of the financial and accounting records required to be maintained by the Fund. Except for the portion of salaries and expenses that are the responsibility of the Fund, the Manager pays the salaries and expenses of all personnel affiliated with the Fund and certain operational expenses of the Fund. The Fund reimburses New York Life Investments in an amount equal to the portion of the compensation of the Chief Compliance Officer attributable to the Fund. MacKay Shields LLC ("MacKay Shields" or the "Subadvisor"), a registered investment adviser and an indirect, wholly-owned subsidiary of New York Life, serves as Subadvisor to the Fund and is responsible for the day-to-day portfolio management of the Fund. Pursuant to the terms of an Amended and Restated Subadvisory Agreement ("Subadvisory Agreement") between New York Life Investments and MacKay Shields, New York Life Investments pays for the services of the Subadvisor.
Pursuant to the Management Agreement, the Fund pays the Manager a monthly fee for the services performed and the facilities furnished at an annual rate of the Fund’s average daily net assets as follows: 0.60% up to $500 million; 0.55% from $500 million up to $5 billion; 0.525% from $5 billion up to $7 billion; 0.50% from $7 billion up to $10 billion; 0.49% from $10 billion to $15 billion; and 0.48% in excess of $15 billion, plus a fee for fund accounting services previously provided by New York Life Investments under a separate fund accounting agreement furnished at an annual rate of the Fund’s average daily net assets as follows: 0.05% up to $20 million; 0.0333% from $20 million to $100 million; and 0.01% in excess of $100 million. During the year ended October 31, 2021, the effective management fee rate was 0.53%, inclusive of a fee for fund accounting services of 0.01% of the Fund’s average daily net assets.
New York Life Investments has contractually agreed to waive fees and/or reimburse expenses so that Total Annual Fund Operating Expenses (excluding taxes, interest, litigation, extraordinary expenses, brokerage and other transaction expenses relating to the purchase or sale of portfolio investments and acquired (underlying) fund fees and expenses) of Class R6 do not exceed those of Class I. This agreement will remain in effect until February 28, 2022, and shall renew automatically for one-year terms unless New York Life Investments provides written notice of termination prior to the start of the next term or upon approval of the Board.
During the year ended October 31, 2021, New York Life Investments earned fees from the Fund in the amount of $65,815,700 and paid the Subadvisor in the amount of $32,278,529.
41

Notes to Financial Statements (continued)
JPMorgan provides sub-administration and sub-accounting services to the Fund pursuant to an agreement with New York Life Investments. These services include calculating the daily NAVs of the Fund, maintaining the general ledger and sub-ledger accounts for the calculation of the Fund's NAVs, and assisting New York Life Investments in conducting various aspects of the Fund's administrative operations. For providing these services to the Fund, JPMorgan is compensated by New York Life Investments.
Prior to November 23, 2020, these services were provided by State Street.
Pursuant to an agreement between the Trust and New York Life Investments, New York Life Investments is responsible for providing or procuring certain regulatory reporting services for the Fund. The Fund will reimburse New York Life Investments for the actual costs incurred by New York Life Investments in connection with providing or procuring these services for the Fund.
(B) Distribution and Service Fees.  The Trust, on behalf of the Fund, has entered into a distribution agreement with NYLIFE Distributors LLC (the “Distributor”), an affiliate of New York Life Investments. The Fund has adopted distribution plans (the “Plans”) in accordance with the provisions of Rule 12b-1 under the 1940 Act.
Pursuant to the Class A, Investor Class and Class R2 Plans, the Distributor receives a monthly fee from the Class A, Investor Class and Class R2 shares at an annual rate of 0.25% of the average daily net assets of the Class A, Investor Class and Class R2 shares for distribution and/or service activities as designated by the Distributor. Pursuant to the Class B and Class C Plans, Class B and Class C shares pay the Distributor a monthly distribution fee at an annual rate of 0.75% of the average daily net assets of the Class B and Class C shares, along with a service fee at an annual rate of 0.25% of the average daily net assets of the Class B and Class C shares, for a total 12b-1 fee of 1.00%. Pursuant to the Class R3 and SIMPLE Class Plans, Class R3 and SIMPLE Class shares pay the Distributor a monthly distribution fee at an annual rate of 0.25% of the average daily net assets of the Class R3 and SIMPLE Class shares, along with a service fee at an annual rate of 0.25% of the average daily net assets of the Class R3 and SIMPLE Class shares, for a total 12b-1 fee of 0.50%. Class I, Class R1 and Class R6 shares are not subject to a distribution and/or service fee.
The Plans provide that the distribution and service fees are payable to the Distributor regardless of the amounts actually expended by the Distributor for distribution of the Fund's shares and service activities.
In accordance with the Shareholder Services Plans for the Class R1, Class R2 and Class R3 shares, the Manager has agreed to provide, through its affiliates or independent third parties, various shareholder and administrative support services to shareholders of the Class R1, Class R2 and Class R3 shares. For its services, the Manager, its affiliates or independent third-party service providers are entitled to a shareholder service fee accrued daily and paid monthly at an annual rate of 0.10% of the average daily net assets of the Class R1, Class R2 and Class R3 shares. This is in addition to any fees paid under the Class R2 and Class R3 Plans.
During the year ended October 31, 2021, shareholder service fees incurred by the Fund were as follows:

Class R1	$ 59
Class R2	10,823
Class R3	3,063
(C) Sales Charges.  The Fund was advised by the Distributor that the amount of initial sales charges retained on sales of Class A and Investor Class shares during the year ended October 31, 2021, were $746,900 and $39,304, respectively.
The Fund was also advised that the Distributor retained CDSCs on redemptions of Class A, Investor Class, Class B and Class C shares during the year ended October 31, 2021, of $27,010, $63, $15,453 and $15,704, respectively.
(D) Transfer, Dividend Disbursing and Shareholder Servicing Agent. NYLIM Service Company LLC, an affiliate of New York Life Investments, is the Fund's transfer, dividend disbursing and shareholder servicing agent pursuant to an agreement between NYLIM Service Company LLC and the Trust. NYLIM Service Company LLC has entered into an agreement with DST Asset Manager Solutions, Inc. ("DST"), pursuant to which DST performs certain transfer agent services on behalf of NYLIM Service Company LLC. New York Life Investments has contractually agreed to limit the transfer agency expenses charged to the Fund’s share classes to a maximum of 0.35% of that share class’s average daily net assets on an annual basis after deducting any applicable Fund or class-level expense reimbursement or small account fees. This agreement will remain in effect until February 28, 2022, and shall renew automatically for one-year terms unless New York Life Investments provides written notice of termination prior to the start of the next term or upon approval of the Board. During the year ended October 31, 2021, transfer agent expenses incurred by the Fund and any reimbursements, pursuant to the aforementioned Transfer Agency expense limitation agreement, were as follows:
Class	Expense	Waived
Class A	$5,278,141	$—
Investor Class	389,078	—
Class B	89,013	—
Class C	666,814	—
Class I	5,297,101	—
Class R1	80	—
Class R2	14,512	—
Class R3	4,101	—
Class R6	158,669	—
SIMPLE Class	70	—

42	MainStay MacKay High Yield Corporate Bond Fund

(E) Small Account Fee.  Shareholders with small accounts adversely impact the cost of providing transfer agency services. In an effort to reduce total transfer agency expenses, the Fund has implemented a small account fee on certain types of accounts. As described in the Fund's prospectus, certain shareholders with an account balance of less than $1,000 ($5,000 for Class A share accounts) are charged an annual per account fee of $20 (assessed semi-annually), the proceeds from which offset transfer agent fees as reflected in the Statement of Operations. This small account fee will not apply to certain types of accounts as described further in the Fund’s prospectus.
(F) Capital. As of October 31, 2021, New York Life and its affiliates beneficially held shares of the Fund with the values and percentages of net assets as follows:
Class I	$13,427,086	0.3%
Class R1	42,422	68.4
SIMPLE Class	27,034	100.0
Note 4-Federal Income Tax
As of October 31, 2021, the cost and unrealized appreciation (depreciation) of the Fund’s investment portfolio, including applicable derivative contracts and other financial instruments, as determined on a federal income tax basis, were as follows:
	Federal Tax Cost	Gross Unrealized Appreciation	Gross Unrealized (Depreciation)	Net Unrealized Appreciation/ (Depreciation)
Investments in Securities	$11,022,446,500	$685,754,401	$(203,659,367)	$482,095,034
As of October 31, 2021, the components of accumulated gain (loss) on a tax basis were as follows:
Ordinary income	Accumulated Capital and Other Gain (Loss)	Other Temporary Differences	Unrealized Appreciation (Depreciation)	Total Accumulated Gain (Loss)
$—	$(295,865,044)	$(16,747,334)	$482,067,605	$169,455,227
The difference between book-basis and tax-basis unrealized appreciation (depreciation) is primarily due to wash sales and cumulative bond amortization adjustment. The other temporary differences are primarily due to interest accruals on defaulted securities.
As of October 31, 2021, for federal income tax purposes, capital loss carryforwards of $295,865,044 were available as shown in the table below, to the extent provided by the regulations to offset future realized gains of the Fund through the years indicated. To the extent that these capital loss carryforwards are used to offset future capital gains, it is probable that the capital gains so offset will not be distributed to shareholders. No capital gain distributions shall be made until any capital loss carryforwards have been fully utilized.
Capital Loss Available Through	Short-Term Capital Loss Amounts (000’s)	Long-Term Capital Loss Amounts (000’s)
Unlimited	$—	$295,865
The Fund utilized $190,282,815 of capital loss carryforwards during the year ended October 31, 2021.
During the years ended October 31, 2021 and October 31, 2020, the tax character of distributions paid as reflected in the Statements of Changes in Net Assets was as follows:
	2021	2020
Distributions paid from:
Ordinary Income	$570,654,487	$583,735,387
Return of Capital	62,849,947	61,209,254
Total	$633,504,434	$644,944,641
Note 5–Commitments and Contingencies
As of October 31, 2021, the Fund had unfunded commitments pursuant to the following loan agreements:
Borrower	Unfunded Commitments	Unrealized Appreciation/ (Depreciation)
Neenah Foundry, Term Loan, TBD, due 4/1/23	$1,285,000	$—
Commitments are available until maturity date.
Note 6–Restricted Securities
Restricted securities are subject to legal or contractual restrictions on resale. Private placement securities are generally considered to be restricted except for those securities traded between qualified institutional investors under the provisions of Rule 144A of the Securities Act of 1933, as amended. Disposal of restricted securities may involve time consuming negotiations and expenses, and prompt sale at an acceptable price may be difficult to achieve.
43

Notes to Financial Statements (continued)
As of October 31, 2021, restricted securities held by the Fund were as follows:
Security	Date(s) of Acquisition	Principal Amount/ Shares	Cost	10/31/21 Value	Percent of Net Assets
Briggs & Stratton Corp. Escrow Claim Shares
Corporate Bond 6.875%, due 12/15/20	2/26/21	$ 9,200,000	$ 9,323,706	$ 759,000	0.0%‡
Carlson Travel, Inc.
Common Stock	9/4/20 - 2/4/21	25,452	—	—	0.0
GenOn Energy, Inc.
Common Stock	12/14/18	386,241	43,250,890	40,555,305	0.3
Gulfport Energy Operating Corp.
Preferred Stock	8/4/21 - 9/2/21	145	143,000	771,581	0.0‡
Neenah Enterprises, Inc.
Common Stock	4/12/20	720,961	6,114,571	7,584,510	0.1
Sterling Entertainment Enterprises LLC
Corporate Bond 10.25%, due 1/15/25	12/28/17	$ 20,000,000	19,836,675	20,000,000	0.2
Total			$ 78,668,842	$ 69,670,396	0.6%

‡	Less than one-tenth of a percent.

Note 7–Custodian
JPMorgan is the custodian of cash and securities held by the Fund. Custodial fees are charged to the Fund based on the Fund's net assets and/or the market value of securities held by the Fund and the number of certain transactions incurred by the Fund.
Prior to November 23, 2020, these services were provided by State Street. The services provided by State Street were a direct expense of the Fund and are included in the Statement of Operations as Custodian fees which totaled $5,445 for the period November 1, 2020 through November 22, 2020.
Note 8–Line of Credit
The Fund and certain other funds managed by New York Life Investments maintain a line of credit with a syndicate of banks in order to secure a source of funds for temporary purposes to meet unanticipated or excessive redemption requests.
Effective July 27, 2021, under the credit agreement (the “Credit Agreement”), the aggregate commitment amount is $600,000,000 with an additional uncommitted amount of $100,000,000. The commitment fee is an annual rate of 0.15% of the average commitment amount payable quarterly, regardless of usage, to JPMorgan, who serves as the agent to the syndicate. The commitment fee is allocated among the Fund and certain other funds managed by New York Life Investments based upon their respective net assets and other factors. Interest on any revolving credit loan is charged based upon the Federal Funds Rate or the one-month LIBOR, whichever is higher. The Credit Agreement expires on July 26, 2022, although the Fund, certain other funds managed by New York Life Investments and the syndicate of banks may renew the Credit
Agreement for an additional year on the same or different terms or enter into a credit agreement with a different syndicate of banks. Prior to July 27, 2021, the aggregate commitment amount and the commitment fee were the same as those under the current Credit Agreement. During the year ended October 31, 2021, there were no borrowings made or outstanding with respect to the Fund under the Credit Agreement.
Note 9–Interfund Lending Program
Pursuant to an exemptive order issued by the SEC, the Fund, along with certain other funds managed by New York Life Investments, may participate in an interfund lending program. The interfund lending program provides an alternative credit facility that permits the Fund and certain other funds managed by New York Life Investments to lend or borrow money for temporary purposes directly to or from one another, subject to the conditions of the exemptive order. During the year ended October 31, 2021, there were no interfund loans made or outstanding with respect to the Fund.
Note 10–Purchases and Sales of Securities (in 000’s)
During the year ended October 31, 2021, purchases and sales of securities, other than short-term securities, were $4,582,626 and $4,597,716, respectively.
The Fund may purchase securities from or sell securities to other portfolios managed by the Subadvisor. These interportfolio transactions are primarily used for cash management purposes and are made pursuant to Rule 17a-7 under the 1940 Act. During the year ended October 31, 2021, such purchases were $4,039.

44	MainStay MacKay High Yield Corporate Bond Fund

Note 11–Capital Share Transactions
Transactions in capital shares for the years ended October 31, 2021 and October 31, 2020, were as follows:
Class A	Shares	Amount
Year ended October 31, 2021:
Shares sold	182,959,300	$ 1,025,339,543
Shares issued to shareholders in reinvestment of distributions	30,312,090	170,864,213
Shares redeemed	(184,263,914)	(1,037,267,473)
Net increase (decrease) in shares outstanding before conversion	29,007,476	158,936,283
Shares converted into Class A (See Note 1)	13,304,124	74,965,256
Shares converted from Class A (See Note 1)	(738,769)	(4,105,394)
Net increase (decrease)	41,572,831	$ 229,796,145
Year ended October 31, 2020:
Shares sold	162,189,152	$ 862,805,279
Shares issued to shareholders in reinvestment of distributions	31,290,846	168,572,345
Shares redeemed	(153,726,255)	(818,209,762)
Net increase (decrease) in shares outstanding before conversion	39,753,743	213,167,862
Shares converted into Class A (See Note 1)	7,327,259	39,745,182
Shares converted from Class A (See Note 1)	(2,426,758)	(13,511,692)
Net increase (decrease)	44,654,244	$ 239,401,352

Investor Class	Shares	Amount
Year ended October 31, 2021:
Shares sold	2,019,528	$ 11,484,430
Shares issued to shareholders in reinvestment of distributions	1,208,390	6,860,244
Shares redeemed	(2,683,946)	(15,254,757)
Net increase (decrease) in shares outstanding before conversion	543,972	3,089,917
Shares converted into Investor Class (See Note 1)	1,170,092	6,648,892
Shares converted from Investor Class (See Note 1)	(4,618,620)	(26,265,419)
Net increase (decrease)	(2,904,556)	$ (16,526,610)
Year ended October 31, 2020:
Shares sold	3,476,036	$ 18,943,660
Shares issued to shareholders in reinvestment of distributions	1,553,045	8,430,250
Shares redeemed	(3,567,862)	(19,332,577)
Net increase (decrease) in shares outstanding before conversion	1,461,219	8,041,333
Shares converted into Investor Class (See Note 1)	949,252	5,122,805
Shares converted from Investor Class (See Note 1)	(3,638,926)	(19,982,653)
Net increase (decrease)	(1,228,455)	$ (6,818,515)

Class B	Shares	Amount
Year ended October 31, 2021:
Shares sold	88,863	$ 498,977
Shares issued to shareholders in reinvestment of distributions	223,935	1,254,633
Shares redeemed	(2,893,905)	(16,203,403)
Net increase (decrease) in shares outstanding before conversion	(2,581,107)	(14,449,793)
Shares converted from Class B (See Note 1)	(1,142,315)	(6,416,728)
Net increase (decrease)	(3,723,422)	$ (20,866,521)
Year ended October 31, 2020:
Shares sold	220,973	$ 1,194,012
Shares issued to shareholders in reinvestment of distributions	453,682	2,434,490
Shares redeemed	(2,243,156)	(12,006,607)
Net increase (decrease) in shares outstanding before conversion	(1,568,501)	(8,378,105)
Shares converted from Class B (See Note 1)	(1,327,691)	(7,151,912)
Net increase (decrease)	(2,896,192)	$ (15,530,017)

45

Notes to Financial Statements (continued)
Class C	Shares	Amount
Year ended October 31, 2021:
Shares sold	5,342,346	$ 29,948,303
Shares issued to shareholders in reinvestment of distributions	1,751,952	9,827,127
Shares redeemed	(17,257,202)	(96,733,225)
Net increase (decrease) in shares outstanding before conversion	(10,162,904)	(56,957,795)
Shares converted from Class C (See Note 1)	(6,710,654)	(37,512,191)
Net increase (decrease)	(16,873,558)	$ (94,469,986)
Year ended October 31, 2020:
Shares sold	9,226,500	$ 48,471,453
Shares issued to shareholders in reinvestment of distributions	2,812,640	15,100,791
Shares redeemed	(22,129,547)	(118,456,173)
Net increase (decrease) in shares outstanding before conversion	(10,090,407)	(54,883,929)
Shares converted from Class C (See Note 1)	(1,610,770)	(8,681,316)
Net increase (decrease)	(11,701,177)	$ (63,565,245)

Class I	Shares	Amount
Year ended October 31, 2021:
Shares sold	252,182,456	$ 1,423,359,102
Shares issued to shareholders in reinvestment of distributions	34,136,456	192,459,085
Shares redeemed	(200,939,792)	(1,134,669,152)
Net increase (decrease) in shares outstanding before conversion	85,379,120	481,149,035
Shares converted into Class I (See Note 1)	745,634	4,142,155
Shares converted from Class I (See Note 1)	(3,354,187)	(18,908,988)
Net increase (decrease)	82,770,567	$ 466,382,202
Year ended October 31, 2020:
Shares sold	316,267,141	$ 1,685,293,008
Shares issued to shareholders in reinvestment of distributions	35,224,225	189,883,002
Shares redeemed	(318,299,322)	(1,713,046,438)
Net increase (decrease) in shares outstanding before conversion	33,192,044	162,129,572
Shares converted into Class I (See Note 1)	570,677	3,030,446
Net increase (decrease)	33,762,721	$ 165,160,018

Class R1	Shares	Amount
Year ended October 31, 2021:
Shares sold	1,473	$ 8,263
Shares issued to shareholders in reinvestment of distributions	541	3,046
Shares redeemed	(366)	(2,073)
Net increase (decrease)	1,648	$ 9,236
Year ended October 31, 2020:
Shares sold	638	$ 3,461
Shares issued to shareholders in reinvestment of distributions	542	2,913
Shares redeemed	(1,231)	(6,888)
Net increase (decrease)	(51)	$ (514)

Class R2	Shares	Amount
Year ended October 31, 2021:
Shares sold	452,963	$ 2,558,748
Shares issued to shareholders in reinvestment of distributions	76,461	431,139
Shares redeemed	(1,040,259)	(5,766,291)
Net increase (decrease) in shares outstanding before conversion	(510,835)	(2,776,404)
Shares converted from Class R2 (See Note 1)	(2,744)	(15,506)
Net increase (decrease)	(513,579)	$ (2,791,910)
Year ended October 31, 2020:
Shares sold	385,054	$ 2,096,445
Shares issued to shareholders in reinvestment of distributions	119,352	643,342
Shares redeemed	(565,097)	(3,035,083)
Net increase (decrease) in shares outstanding before conversion	(60,691)	(295,296)
Shares converted from Class R2 (See Note 1)	(6,682)	(36,415)
Net increase (decrease)	(67,373)	$ (331,711)

Class R3	Shares	Amount
Year ended October 31, 2021:
Shares sold	365,846	$ 2,061,921
Shares issued to shareholders in reinvestment of distributions	24,106	135,884
Shares redeemed	(99,976)	(563,591)
Net increase (decrease)	289,976	$ 1,634,214
Year ended October 31, 2020:
Shares sold	166,149	$ 909,222
Shares issued to shareholders in reinvestment of distributions	15,330	82,408
Shares redeemed	(52,384)	(283,628)
Net increase (decrease) in shares outstanding before conversion	129,095	708,002
Shares converted from Class R3 (See Note 1)	(1,651)	(9,031)
Net increase (decrease)	127,444	$ 698,971

46	MainStay MacKay High Yield Corporate Bond Fund

Class R6	Shares	Amount
Year ended October 31, 2021:
Shares sold	206,190,406	$ 1,162,402,222
Shares issued to shareholders in reinvestment of distributions	37,259,768	209,442,428
Shares redeemed	(405,022,996)	(2,279,825,918)
Net increase (decrease) in shares outstanding before conversion	(161,572,822)	(907,981,268)
Shares converted into Class R6 (See Note 1)	3,360,148	18,908,988
Shares converted from Class R6 (See Note 1)	(2,026,448)	(11,445,445)
Net increase (decrease)	(160,239,122)	$ (900,517,725)
Year ended October 31, 2020:
Shares sold	541,233,062	$ 2,794,572,816
Shares issued to shareholders in reinvestment of distributions	39,761,619	213,232,631
Shares redeemed	(151,718,551)	(806,880,020)
Net increase (decrease) in shares outstanding before conversion	429,276,130	2,200,925,427
Shares converted into Class R6 (See Note 1)	1,761,091	10,020,608
Shares converted from Class R6 (See Note 1)	(1,588,011)	(8,546,022)
Net increase (decrease)	429,449,210	$ 2,202,400,013

SIMPLE Class	Shares	Amount
Year ended October 31, 2021:
Shares issued to shareholders in reinvestment of distributions	216	$ 1,228
Shares redeemed	(774)	(4,380)
Net increase (decrease) in shares outstanding before conversion	(558)	(3,152)
Shares converted into SIMPLE Class (See Note 1)	774	4,380
Net increase (decrease)	216	$ 1,228
Period ended October 31, 2020:(a)
Shares sold	4,513	$ 25,000
Shares issued to shareholders in reinvestment of distributions	41	226
Net increase (decrease)	4,554	$ 25,226

(a)	The inception date of the class was August 31, 2020.
Note 12–Other Matters
An outbreak of COVID-19, first detected in December 2019, has developed into a global pandemic and has resulted in travel restrictions, closure of international borders, certain businesses and securities markets, restrictions on securities trading activities, prolonged quarantines, supply chain disruptions, and lower consumer demand, as well as general concern and uncertainty. The continued impact of COVID-19 and related new variants is uncertain and could further adversely affect the global economy, national economies, individual issuers and capital markets in unforeseeable ways and result in a substantial and extended economic downturn. Developments that disrupt global economies and financial markets, such as COVID-19, may magnify factors that affect the Fund's performance.
Note 13–Subsequent Events
In connection with the preparation of the financial statements of the Fund as of and for the year ended October 31, 2021, events and transactions subsequent to October 31, 2021, through the date the financial statements were issued have been evaluated by the Manager for possible adjustment and/or disclosure. No subsequent events requiring financial statement adjustment or disclosure have been identified.
47

Report of Independent Registered Public Accounting Firm
To the Shareholders of the Fund and Board of Trustees
The MainStay Funds:
Opinion on the Financial Statements
We have audited the accompanying statement of assets and liabilities of MainStay MacKay High Yield Corporate Bond Fund (the Fund), one of the funds constituting The MainStay Funds, including the portfolio of investments, as of October 31, 2021, the related statement of operations for the year then ended, the statements of changes in net assets for each of the years in the two-year period then ended, and the related notes (collectively, the financial statements) and the financial highlights for each of the years or periods in the five-year period then ended. In our opinion, the financial statements and financial highlights present fairly, in all material respects, the financial position of the Fund as of October 31, 2021, the results of its operations for the year then ended, the changes in its net assets for each of the years in the two-year period then ended, and the financial highlights for each of the years or periods in the five-year period then ended, in conformity with U.S. generally accepted accounting principles.
Basis for Opinion
These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.
We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement, whether due to error or fraud. Our audits included performing procedures to assess the risks of material misstatement of the financial statements and financial highlights, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements and financial highlights. Such procedures also included confirmation of securities owned as of October 31, 2021, by correspondence with custodians, agent banks, and brokers or by other appropriate auditing procedures when replies from brokers and agent banks were not received. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements and financial highlights. We believe that our audits provide a reasonable basis for our opinion.
We have served as the auditor of one or more New York Life Investment Management investment companies since 2003.
Philadelphia, Pennsylvania
December 24, 2021
48	MainStay MacKay High Yield Corporate Bond Fund

Federal Income Tax
Information   (Unaudited)
The Fund is required under the Internal Revenue Code to advise shareholders in a written statement as to the federal tax status of dividends paid by the Fund during such fiscal years.
In February 2022, shareholders will receive an IRS Form 1099-DIV or substitute Form 1099, which will show the federal tax status of the distributions received by shareholders in calendar year 2021. The amounts that will be reported on such 1099-DIV or substitute Form 1099 will be the amounts you are to use on your federal income tax return and will differ from the amounts which we must report for the Fund's fiscal year ended October 31, 2021.
Proxy Voting Record
The Fund is required to file with the SEC its proxy voting records for the 12-month period ending June 30 on Form N-PX. The most recent Form N-PX or proxy voting record is available free of charge upon request by calling 800-624-6782; visiting the MainStay Funds’ website at newyorklifeinvestments.com; or visiting the SEC’s website at www.sec.gov.
Shareholder Reports and Quarterly Portfolio Disclosure
The Fund is required to file its complete schedule of portfolio holdings with the SEC 60 days after its first and third fiscal quarter on Form N-PORT. The Fund's holdings report is available free of charge upon request by calling New York Life Investments at 800-624-6782.
49

Board of Trustees and Officers (Unaudited)
The Trustees and officers of the Fund are listed below. The Board oversees the MainStay Group of Funds (which consists of MainStay Funds and MainStay Funds Trust), MainStay VP Funds Trust, MainStay MacKay DefinedTerm Municipal Opportunities Fund, MainStay CBRE Global Infrastructure Megatrends Fund, the Manager and the Subadvisors, and elects the officers of the Funds who are responsible for the day-to-day operations of the Fund. Information pertaining to the Trustees and officers is set forth below. Each Trustee serves until his or her successor is elected and qualified or until his or her resignation, death or removal. Under the Board’s retirement policy, unless an exception is made, a Trustee must tender his or her resignation by the end of the calendar year during which he or she reaches the age of 75. Mr. Nolan reached the age of 75 during the calendar year 2021. Accordingly, Mr. Nolan is expected to serve until the end of calendar year 2021, at which time he intends to retire. Additionally, Ms. Hammond was appointed as a Trustee of the Fund effective as of Mr. Nolan's retirement. Officers are elected annually by the Board. The business address of each Trustee and officer listed below is 51 Madison Avenue, New York, New York 10010. A majority of the Trustees are not “interested persons” (as defined by the 1940 Act and rules adopted by the SEC thereunder) of the Fund (“Independent Trustees”).
Name and Year of Birth	Term of Office, Position(s) Held and Length of Service	Principal Occupation(s) During Past Five Years	Number of Portfolios in Fund Complex Overseen by Trustee	Other Directorships Held by Trustee

Yie-Hsin Hung* 1962	MainStay Funds: Trustee since 2017; MainStay Funds Trust: Trustee since 2017	Senior Vice President of New York Life since joining in 2010, Member of the Executive Management Committee since 2017, Chief Executive Officer, New York Life Investment Management Holdings LLC & New York Life Investment Management LLC since 2015. Senior Managing Director and Co-President of New York Life Investment Management LLC from January 2014 to May 2015. Previously held positions of increasing responsibility, including head of NYLIM International, Alternative Growth Businesses, and Institutional investments since joining New York Life in 2010	78	MainStay VP Funds Trust:
Trustee since 2017 (31 portfolios);
MainStay MacKay DefinedTerm Municipal Opportunities Fund: Trustee
since 2017; and
MainStay CBRE Global Infrastructure Megatrends Fund: Trustee
since June 2021
*	This Trustee is considered to be an “interested person” of the MainStay Group of Funds, MainStay VP Funds Trust and MainStay MacKay DefinedTerm Municipal Opportunities Fund, within the meaning of the 1940 Act because of her affiliation with New York Life Insurance Company, New York Life Investment Management LLC, Candriam Belgium S.A., Candriam Luxembourg S.C.A., IndexIQ Advisors LLC, MacKay Shields LLC, NYL Investors LLC, NYLIFE Securities LLC and/or NYLIFE Distributors LLC, as described in detail above in the column entitled “Principal Occupation(s) During Past Five Years.”

Interested Trustee
50	MainStay MacKay High Yield Corporate Bond Fund

Name and Year of Birth	Term of Office, Position(s) Held and Length of Service	Principal Occupation(s) During Past Five Years	Number of Portfolios in Fund Complex Overseen by Trustee	Other Directorships Held by Trustee

David H. Chow 1957	MainStay Funds: Trustee since 2016, Advisory Board Member (June 2015 to December 2015); MainStay Funds Trust: Trustee since 2016, Advisory Board Member (June 2015 to December 2015)	Founder and CEO, DanCourt Management, LLC since 1999	78	MainStay VP Funds Trust: Trustee since 2016, Advisory Board Member (June 2015 to December 2015) (31 portfolios);
MainStay MacKay DefinedTerm Municipal Opportunities Fund: Trustee since 2016, Advisory Board Member (June 2015 to December 2015);
				MainStay CBRE Global Infrastructure Megatrends Fund: Trustee since June 2021; Market Vectors Group of Exchange-Traded Funds: Independent Chairman of the Board of Trustees since 2008 and Trustee since 2006 (56 portfolios); and Berea College of Kentucky: Trustee since 2009, Chair of the Investment Committee since 2018
Susan B. Kerley 1951	MainStay Funds: Chairman since 2017 and Trustee since 2007; MainStay Funds Trust: Chairman since 2017 and Trustee since 1990**	President, Strategic Management Advisors LLC since 1990	78	MainStay VP Funds Trust: Chairman since January 2017 and Trustee since 2007 (31 portfolios)***;
MainStay MacKay DefinedTerm Municipal Opportunities Fund: Chairman since 2017 and Trustee since 2011;
				MainStay CBRE Global Infrastructure Megatrends Fund: Trustee since June 2021; and Legg Mason Partners Funds: Trustee since 1991 (45 portfolios)
Alan R. Latshaw 1951	MainStay Funds: Trustee; MainStay Funds Trust: Trustee since 2007**	Retired; Partner, Ernst & Young LLP (2002 to 2003); Partner, Arthur Andersen LLP (1989 to 2002); Consultant to the MainStay Funds Audit and Compliance Committee (2004 to 2006)	78	MainStay VP Funds Trust: Trustee since 2007 (31 portfolios)***;
MainStay MacKay DefinedTerm Municipal Opportunities Fund: Trustee since 2011; and
				MainStay CBRE Global Infrastructure Megatrends Fund: Trustee since June 2021
Richard H. Nolan, Jr. 1946	MainStay Funds: Trustee since 2007; MainStay Funds Trust: Trustee since 2007**	Managing Director, ICC Capital Management since 2004; President—Shields/Alliance, Alliance Capital Management (1994 to 2004)	78	MainStay VP Funds Trust: Trustee since 2006 (31 portfolios)***; and MainStay MacKay DefinedTerm Municipal Opportunities Fund: Trustee since 2011
Jacques P. Perold 1958	MainStay Funds: Trustee since 2016, Advisory Board Member (June 2015 to December 2015); MainStay Funds Trust: Trustee since 2016, Advisory Board Member (June 2015 to December 2015)	Founder and Chief Executive Officer, Capshift Advisors LLC (Since 2018); President, Fidelity Management & Research Company (2009 to 2014); President and Chief Investment Officer, Geode Capital Management, LLC (2001 to 2009)	78	MainStay VP Funds Trust: Trustee since 2016, Advisory Board Member (June 2015 to December 2015) (31 portfolios);
MainStay MacKay DefinedTerm Municipal Opportunities Fund: Trustee since 2016, Advisory Board Member (June 2015 to December 2015);
MainStay CBRE Global Infrastructure Megatrends Fund: Trustee since June 2021; Partners in Health: Trustee since 2019; Allstate Corporation: Director since 2015;
				and MSCI, Inc.: Director since 2017
Independent Trustees
51

Board of Trustees and Officers (Unaudited) (continued)
Name and Year of Birth	Term of Office, Position(s) Held and Length of Service	Principal Occupation(s) During Past Five Years	Number of Portfolios in Fund Complex Overseen by Trustee	Other Directorships Held by Trustee

Richard S. Trutanic 1952	MainStay Funds: Trustee since 1994; MainStay Funds Trust: Trustee since 2007**	Chairman and Chief Executive Officer, Somerset & Company (financial advisory firm) since 2004; Managing Director, The Carlyle Group (private investment firm) (2002 to 2004); Senior Managing Director, Partner and Board Member, Groupe Arnault S.A. (private investment firm) (1999 to 2002)	78	MainStay VP Funds Trust: Trustee since 2007 (31 portfolios)***;
MainStay MacKay DefinedTerm Municipal Opportunities Fund: Trustee since 2011; and MainStay CBRE Global Infrastructure Megatrends Fund; Trustee since June 2021
**	Includes prior service as a Director/Trustee of certain predecessor entities to MainStay Funds Trust.
***	Includes prior service as a Director of MainStay VP Series Fund, Inc., the predecessor to MainStay VP Funds Trust.

Name and Year of Birth	Term of Office, Position(s) Held and Length of Service	Principal Occupation(s) During Past Five Years	Number of Portfolios in Fund Complex Overseen by Trustee	Other Directorships Held by Trustee

Karen Hammond 1956	MainStay Funds: Advisory Board Member since June 2021; MainStay Funds Trust: Advisory Board Member since June 2021	Retired, Managing Director, Devonshire Investors (2007 to 2013); Senior Vice President, Fidelity Management & Research Co. (2005 to 2007); Senior Vice President and Corporate Treasurer, FMR Corp. (2003 to 2005); Chief Operating Officer, Fidelity Investments Japan (2001 to 2003)	78	MainStay VP Funds Trust: Advisory Board Member since June 2021 (31 portfolios);
MainStay MacKay DefinedTerm Municipal Opportunities Fund: Advisory Board Member since June 2021;
MainStay CBRE Global Infrastructure Megatrends Fund: Advisory Board Member since June 2021;
Two Harbors Investment Corp: Trustee since 2018, Chair of the Special Committee since 2019; Rhode Island School of Design: Trustee and Chair of the Finance Committee since 2015
Advisory Board Member	Independent Trustees
52	MainStay MacKay High Yield Corporate Bond Fund

Name and Year of Birth	Position(s) Held and Length of Service	Principal Occupation(s) During Past Five Years

Kirk C. Lehneis 1974	President, MainStay Funds, MainStay Funds Trust since 2017	Chief Operating Officer and Senior Managing Director since 2016, New York Life Investment Management LLC; Chairman of the Board since 2017, NYLIFE Distributors LLC; Chairman of the Board, NYLIM Service Company LLC since 2017; Trustee, President and Principal Executive Officer of IndexIQ Trust, IndexIQ ETF Trust and IndexIQ Active ETF Trust since January 2018; President, MainStay MacKay DefinedTerm Municipal Opportunities Fund and MainStay VP Funds Trust since 2017** and MainStay CBRE Global Infrastructure Megatrends Fund since June 2021; Senior Managing Director, Global Product Development (2015 to 2016); Managing Director, Product Development (2010 to 2015), New York Life Investment Management LLC
Jack R. Benintende 1964	Treasurer and Principal Financial and Accounting Officer, MainStay Funds since 2007, MainStay Funds Trust since 2009	Managing Director, New York Life Investment Management LLC since 2007; Treasurer and Principal Financial and Accounting Officer, MainStay MacKay DefinedTerm Municipal Opportunities Fund since 2011, MainStay VP Funds Trust since 2007** and MainStay CBRE Global Infrastructure Megatrends Fund since June 2021; and Assistant Treasurer, New York Life Investment Management Holdings LLC (2008 to 2012)
J. Kevin Gao 1967	Secretary and Chief Legal Officer, MainStay Funds and MainStay Funds Trust since 2010	Managing Director and Associate General Counsel, New York Life Investment Management LLC since 2010; Secretary and Chief Legal Officer, MainStay MacKay DefinedTerm Municipal Opportunities Fund since 2011, MainStay VP Funds Trust since 2010** and MainStay CBRE Global Infrastructure Megatrends Fund since June 2021
Scott T. Harrington 1959	Vice President— Administration, MainStay Funds since 2005, MainStay Funds Trust since 2009	Managing Director, New York Life Investment Management LLC (including predecessor advisory organizations) since 2000; Member of the Board of Directors, New York Life Trust Company since 2009; Vice President—Administration, MainStay MacKay DefinedTerm Municipal Opportunities Fund since 2011, MainStay VP Funds Trust since 2005** and MainStay CBRE Global Infrastructure Megatrends Fund since June 2021
Kevin M. Bopp 1969	Vice President and Chief Compliance Officer, MainStay Funds and MainStay Funds Trust since 2021 and 2014 to 2020	Vice President and Chief Compliance Officer, New York Life Investments Alternatives LLC and New York Life Investment Management Holdings LLC since 2020; Vice President since 2018 and Chief Compliance Officer since 2016, New York Life Investment Management LLC; Vice President and Chief Compliance Officer, IndexIQ Advisors LLC, IndexIQ Holdings Inc., IndexIQ LLC and IndexIQ Trust since 2017; Director and Associate General Counsel (2011 to 2014) and Vice President and Assistant General Counsel (2010 to 2011), New York Life Investment Management LLC;Vice President and Chief Compliance Officer, MainStay VP Funds Trust and MainStay MacKay DefinedTerm Municipal Opportunities Fund since June 2021 and 2014 to 2020 and MainStay CBRE Global Infrastructure Megatrends Fund since June 2021; Assistant Secretary, MainStay Funds, MainStay Funds Trust and MainStay VP Funds Trust (2010 to 2014)**, MainStay MacKay DefinedTerm Municipal Opportunities Fund (2011 to 2014)
*	The officers listed above are considered to be “interested persons” of the MainStay Group of Funds, MainStay VP Funds Trust and MainStay MacKay DefinedTerm Municipal Opportunities Fund within the meaning of the 1940 Act because of their affiliation with the MainStay Group of Funds, New York Life Insurance Company and/or its affiliates, including New York Life Investment Management LLC, NYLIM Service Company LLC, NYLIFE Securities LLC and/or NYLIFE Distributors LLC, as described in detail in the column captioned “Principal Occupation(s) During Past Five Years.” Officers are elected annually by the Board.
**	Includes prior service as an Officer of MainStay VP Series Fund, Inc., the predecessor to MainStay VP Funds Trust.
Officers of the Trust (Who are not Trustees)*
53

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MainStay Funds
Equity
U.S. Equity
MainStay Epoch U.S. Equity Yield Fund
MainStay MacKay S&P 500 Index Fund
MainStay Winslow Large Cap Growth Fund
MainStay WMC Enduring Capital Fund
MainStay WMC Growth Fund
MainStay WMC Small Companies Fund
MainStay WMC Value Fund
International Equity
MainStay Epoch International Choice Fund
MainStay MacKay International Equity Fund
MainStay WMC International Research Equity Fund
Emerging Markets Equity
MainStay Candriam Emerging Markets Equity Fund
Global Equity
MainStay Epoch Capital Growth Fund
MainStay Epoch Global Equity Yield Fund
Fixed Income
Taxable Income
MainStay Candriam Emerging Markets Debt Fund
MainStay Floating Rate Fund
MainStay MacKay High Yield Corporate Bond Fund
MainStay MacKay Short Duration High Yield Fund
MainStay MacKay Strategic Bond Fund
MainStay MacKay Total Return Bond Fund
MainStay MacKay U.S. Infrastructure Bond Fund
MainStay Short Term Bond Fund
Tax-Exempt Income
MainStay MacKay California Tax Free Opportunities Fund1
MainStay MacKay High Yield Municipal Bond Fund
MainStay MacKay New York Tax Free Opportunities Fund2
MainStay MacKay Short Term Municipal Fund
MainStay MacKay Strategic Municipal Allocation Fund3
MainStay MacKay Tax Free Bond Fund
Money Market
MainStay Money Market Fund
Mixed Asset
MainStay Balanced Fund
MainStay Income Builder Fund
MainStay MacKay Convertible Fund
Speciality
MainStay CBRE Global Infrastructure Fund
MainStay CBRE Real Estate Fund
MainStay Cushing MLP Premier Fund
Asset Allocation
MainStay Conservative Allocation Fund
MainStay Conservative ETF Allocation Fund
MainStay Defensive ETF Allocation Fund
MainStay Equity Allocation Fund
MainStay Equity ETF Allocation Fund
MainStay ESG Multi-Asset Allocation Fund
MainStay Growth Allocation Fund
MainStay Growth ETF Allocation Fund
MainStay Moderate Allocation Fund
MainStay Moderate ETF Allocation Fund

Manager
New York Life Investment Management LLC
New York, New York
Subadvisors
Candriam Belgium S.A.4
Brussels, Belgium
Candriam Luxembourg S.C.A.4
Strassen, Luxembourg
CBRE Investment Management Listed Real Assets LLC
Radnor, Pennsylvania
Cushing Asset Management, LP
Dallas, Texas
Epoch Investment Partners, Inc.
New York, New York
MacKay Shields LLC4
New York, New York
NYL Investors LLC4
New York, New York
Wellington Management Company LLP
Boston, Massachusetts
Winslow Capital Management, LLC
Minneapolis, Minnesota
Legal Counsel
Dechert LLP
Washington, District of Columbia
Independent Registered Public Accounting Firm
KPMG LLP
Philadelphia, Pennsylvania
Distributor
NYLIFE Distributors LLC4
Jersey City, New Jersey
Custodian
JPMorgan Chase Bank, N.A.
New York, New York

  1.
This Fund is registered for sale in AZ, CA, NV, OR, TX, UT, WA and MI (Class A and I shares only), and CO, FL, GA, HI, ID, MA, MD, NH, NJ and NY (Class I shares only).
2.	This Fund is registered for sale in CA, CT, DE, FL, MA, NJ, NY and VT.
3.	Prior to November 30, 2021, the Fund's name was formerly MainStay MacKay Intermediate Tax Free Bond Fund.
4.	An affiliate of New York Life Investment Management LLC.
Not part of the Annual Report

For more information
800-624-6782
newyorklifeinvestments.com
“New York Life Investments” is both a service mark, and the common trade name, of certain investment advisors affiliated with New York Life Insurance Company. The MainStay Funds® are managed by New York Life Investment Management LLC and distributed by NYLIFE Distributors LLC, 30 Hudson Street, Jersey City, NJ 07302, a wholly owned subsidiary of New York Life Insurance Company. NYLIFE Distributors LLC is a Member FINRA/SIPC.
©2021 NYLIFE Distributors LLC. All rights reserved.
1717584MS180-21	MSHY11-12/21
(NYLIM) NL212

MainStay MacKay International Equity Fund

Message from the President and Annual Report
October 31, 2021
Sign up for e-delivery of your shareholder reports. For full details on e-delivery, including who can participate and what you can receive via e-delivery, please log in to newyorklifeinvestments.com/accounts.
Not FDIC/NCUA Insured	Not a Deposit	May Lose Value	No Bank Guarantee	Not Insured by Any Government Agency

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Message from the President
An improved economic outlook provided support to both the equity and fixed-income markets during the 12-month reporting period ended October 31, 2021, but several factors agitated the markets at times, including inflation concerns, uncertainty about the Federal Reserve’s (“Fed”) policy, the re-emergence of COVID-19, and political standoffs in Washington. While stock markets posted solid gains, bonds finished down somewhat, due largely to a sell-off in U.S. Treasury issues early in the year.
The reporting period began with a dramatic shift in the market environment when the discovery of two COVID-19 vaccine candidates was announced. The $900 billion relief package passed in December also added to investor confidence. On the other hand, late in 2021, government inaction added to market uncertainty as Congress came to a stalemate over the debt ceiling and a $3.5 trillion reconciliation package.
As the reporting period progressed investors became increasingly focused on inflation, and a variety of developments fueled these concerns. Early in 2021, the Fed opted to leave interest rates unchanged, pointing to the low inflation rate. But, mindful of the Fed’s new, more lenient approach to pricing pressures—announced late in 2020—and of sizable fiscal spending enacted in response to the pandemic, investors grew concerned, which led to a sell-off in longer-dated Treasury issues in February and March.
Energy prices continued to rebound from a low point at the height of the pandemic in 2020, and shortages in various sectors, including semiconductors and construction supplies, resulted in rising prices. An anticipated $1+ trillion infrastructure spending bill added to inflation concerns. The Consumer Price Index, a measure of pricing pressures across the economy, ticked up in March, exceeded a 4% annualized rate in April, and remained above 5% through September.
In September, the Fed increased its forecast for inflation in 2021 from 3.4% to 4.2% and its forecast for 2022 from 2.1% to 2.2%. After the reporting period, Fed officials announced that a reduction in the Fed's bond purchasing program would begin in November 2021.
In fixed-income markets, these concerns and the sell-off in issues of longer-term Treasury bonds weighed on investment grade corporate bonds. Early in the reporting period, they performed well as the economic outlook improved, but pricing pressures and uncertainty about when the Fed would reduce its bond-purchasing program took a toll. High-yield bonds fared better, supported by more attractive yields and the improved outlook for economic growth.
In the municipal market, healthy fundamentals, $350 billion in financial support from the federal government, and the prospect of an increase in federal income tax rates on corporations and higher-earning households provided some support. But intermittent fears about the effect of the Delta variant of COVID-19, inflation concerns, and an anticipated rise in Treasury yields weighed on the market at times.
In equities, turmoil in the Treasury market led to a shift early in the reporting period. The rise of yields on longer Treasury issues disrupted the momentum of growth stocks as investors sought to capture the impact of improving economic growth by moving into more cyclical and value-oriented shares. But growth stocks rebounded later as concerns about the pace of the economic recovery arose with the emergence of the Delta variant. Although value stocks outperformed growth stocks in the first half of the reporting period, by the end of the reporting period, their returns were approximately even.
The performance of individual sectors within the S&P 500® Index, a widely regarded benchmark of market performance, varied widely, with inflation and interest-rate sensitive sectors leading. The energy sector more than doubled during the reporting period, followed by the financial sector, while the utilities and consumer staples sectors lagged. Foreign developed markets posted strong returns but underperformed the U.S. market somewhat. Emerging markets gained as well, but a lagging economic and pandemic recovery continued to hinder performance.
In light of higher inflation and rising interest rates, we at New York Life Investments are focused on providing investors with the products and insights they may need to meet the challenge of a changing market environment.
The following annual report contains more detailed information about the specific markets, securities and decisions that affected your MainStay Fund during the 12 months ended October 31, 2021.
Sincerely,
Kirk C. Lehneis
President

The opinions expressed are as of the date of this report and are subject to change. There is no guarantee that any forecast made will come to pass. This material does not constitute investment advice and is not intended as an endorsement of any specific investment. Past performance is no guarantee of future results.
Not part of the Annual Report

Investors should refer to the Fund’s Summary Prospectus and/or Prospectus and consider the Fund’s investment objectives, strategies, risks, charges and expenses carefully before investing. The Summary Prospectus and/or Prospectus contain this and other information about the Fund. You may obtain copies of the Fund’s Summary Prospectus, Prospectus and Statement of Additional Information free of charge, upon request, by calling toll-free 800-624-6782, by writing to NYLIFE Distributors LLC, Attn: MainStay Marketing Department, 30 Hudson Street, Jersey City, NJ 07302 or by sending an e-mail to MainStayShareholderServices@nylim.com. These documents are also available via the MainStay Funds’ website at newyorklifeinvestments.com. Please read the Fund’s Summary Prospectus and/or Prospectus carefully before investing.

Investment and Performance Comparison (Unaudited)
Performance data quoted represents past performance. Past performance is no guarantee of future results. Because of market volatility and other factors, current performance may be lower or higher than the figures shown. Investment return and principal value will fluctuate, and as a result, when shares are redeemed, they may be worth more or less than their original cost. The graph below depicts the historical performance of Class I shares of the Fund. Performance will vary from class to class based on differences in class-specific expenses and sales charges. For performance information current to the most recent month-end, please call 800-624-6782 or visit newyorklifeinvestments.com.
The performance table and graph do not reflect the deduction of taxes that a shareholder would pay on distributions or Fund share redemptions. Total returns reflect maximum applicable sales charges as indicated in the table below, if any, changes in share price, and reinvestment of dividend and capital gain distributions. The graph assumes the initial investment amount shown below and reflects the deduction of all sales charges that would have applied for the period of investment. Performance figures may reflect certain fee waivers and/or expense limitations, without which total returns may have been lower. For more information on share classes and current fee waivers and/or expense limitations (if any), please refer to the Notes to Financial Statements.
Average Annual Total Returns for the Year-Ended October 31, 2021
Class	Sales Charge		Inception Date	One Year	Five Years	Ten Years or Since Inception	Gross Expense Ratio[1]
Class A Shares	Maximum 5.5% Initial Sales Charge	With sales charges	1/3/1995	26.92%	12.47%	8.96%	1.40%
		Excluding sales charges		34.31	13.75	9.57	1.40
Investor Class Shares[2]	Maximum 5% Initial Sales Charge	With sales charges	2/28/2008	27.11	12.06	8.57	1.75
		Excluding sales charges		33.80	13.34	9.18	1.75
Class B Shares[3]	Maximum 5% CDSC	With sales charges	9/13/1994	27.84	12.25	8.37	2.50
	if Redeemed Within the First Six Years of Purchase	Excluding sales charges		32.84	12.50	8.37	2.50
Class C Shares	Maximum 1% CDSC	With sales charges	9/1/1998	31.69	12.48	8.36	2.50
	if Redeemed Within One Year of Purchase	Excluding sales charges		32.69	12.48	8.36	2.50
Class I Shares	No Sales Charge		1/2/2004	34.72	14.10	9.87	1.15
Class R1 Shares	No Sales Charge		1/2/2004	34.46	13.93	9.74	1.25
Class R2 Shares	No Sales Charge		1/2/2004	34.14	13.64	9.46	1.50
Class R3 Shares	No Sales Charge		4/28/2006	33.77	13.35	9.18	1.75
Class R6 Shares	No Sales Charge		2/28/2019	34.74	N/A	18.99	1.02

1.	The gross expense ratios presented reflect the Fund’s “Total Annual Fund Operating Expenses” from the most recent Prospectus, as supplemented, and may differ from other expense ratios disclosed in this report.
2.	Prior to June 30, 2020, the maximum initial sales charge was 5.5%, which is reflected in the average annual total return figures shown.
3.	Class B shares are closed to all new purchases as well as additional investments by existing Class B shareholders.
The footnotes on the next page are an integral part of the table and graph and should be carefully read in conjunction with them.
5

Benchmark Performance*	One Year	Five Years	Ten Years
MSCI ACWI® Ex. U.S. Index (Net)[1]	29.66%	9.77%	6.66%
MSCI EAFE Index® (Net)[2]	34.18	9.79	7.37
Morningstar Foreign Large Growth Category Average[3]	28.48	13.68	9.29

1.	The Fund has selected the MSCI ACWI® (All Country World Index) Ex U.S. Index (Net) as its primary benchmark. The MSCI ACWI® Ex U.S. Index (Net) is a free float-adjusted market capitalization weighted index that is designed to measure the equity market performance of developed and emerging markets, excluding the U.S. Results assume reinvestment of all income and capital gains. An investment cannot be made directly in an index.
2.	The MSCI EAFE® Index (Net) is the Fund's secondary benchmark. The MSCI EAFE® Index (Net) consists of international stocks representing the developed world outside of North America. Results assume reinvestment of all dividends and capital gains. An investment cannot be made directly in an index.
3.	The Morningstar Foreign Large Growth Category Average is representative of funds that focus on high-priced growth stocks, mainly outside of the United States. Most of these funds divide their assets among a dozen or more developed markets, including Japan, Britain, France, and Germany. These funds primarily invest in stocks that have market caps in the top 70% of each economically integrated market and will have less than 20% of assets invested in U.S. stocks. Results are based on average total returns of similar funds with all dividends and capital gain distributions reinvested.
*	Returns for indices reflect no deductions for fees, expenses or taxes, except for foreign withholding taxes where applicable.
The footnotes on the preceding page are an integral part of the table and graph and should be carefully read in conjunction with them.
6	MainStay MacKay International Equity Fund

Cost in Dollars of a $1,000 Investment in MainStay MacKay International Equity Fund (Unaudited)
The example below is intended to describe the fees and expenses borne by shareholders during the six-month period from May 1, 2021 to October 31, 2021, and the impact of those costs on your investment.
Example
As a shareholder of the Fund you incur two types of costs: (1) transaction costs, including exchange fees and sales charges (loads) on purchases (as applicable), and (2) ongoing costs, including management fees, distribution and/or service (12b-1) fees, and other Fund expenses (as applicable). This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds. The example is based on an investment of $1,000 made at the beginning of the six-month period and held for the entire period from May 1, 2021 to October 31, 2021.
This example illustrates your Fund’s ongoing costs in two ways:
Actual Expenses
The second and third data columns in the table below provide information about actual account values and actual expenses. You may use the information in these columns, together with the amount you invested, to estimate the expenses that you paid during the six months ended October 31, 2021. Simply divide your account value by $1,000 (for example, an
$8,600 account value divided by $1,000 = 8.6), then multiply the result by the number under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.
Hypothetical Example for Comparison Purposes
The fourth and fifth data columns in the table below provide information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balances or expenses you paid for the six-month period shown. You may use this information to compare the ongoing costs of investing in the Fund with the ongoing costs of investing in other mutual funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other mutual funds.
Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as exchange fees or sales charges (loads). Therefore, the fourth and fifth data columns of the table are useful in comparing ongoing costs only and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.
Share Class	Beginning Account Value 5/1/21	Ending Account Value (Based on Actual Returns and Expenses) 10/31/21	Expenses Paid During Period[1]	Ending Account Value (Based on Hypothetical 5% Annualized Return and Actual Expenses) 10/31/21	Expenses Paid During Period[1]	Net Expense Ratio During Period[2]
Class A Shares	$1,000.00	$1,080.80	$ 6.19	$1,019.26	$ 6.01	1.18%
Investor Class Shares	$1,000.00	$1,078.70	$ 8.28	$1,017.24	$ 8.03	1.58%
Class B Shares	$1,000.00	$1,075.10	$12.19	$1,013.46	$11.82	2.33%
Class C Shares	$1,000.00	$1,074.00	$12.18	$1,013.46	$11.82	2.33%
Class I Shares	$1,000.00	$1,082.80	$ 4.46	$1,020.92	$ 4.33	0.85%
Class R1 Shares	$1,000.00	$1,082.00	$ 5.41	$1,020.01	$ 5.24	1.03%
Class R2 Shares	$1,000.00	$1,080.30	$ 6.71	$1,018.75	$ 6.51	1.28%
Class R3 Shares	$1,000.00	$1,079.10	$ 8.02	$1,017.49	$ 7.78	1.53%
Class R6 Shares	$1,000.00	$1,083.20	$ 4.36	$1,021.02	$ 4.23	0.83%

1.	Expenses are equal to the Fund’s annualized expense ratio of each class multiplied by the average account value over the period, divided by 365 and multiplied by 184 (to reflect the six-month period). The table above represents the actual expenses incurred during the six-month period. In addition to the fees and expenses which the Fund bears directly, it also indirectly bears a pro rata share of the fees and expenses of the underlying funds in which it invests. Such indirect expenses are not included in the above-reported expense figures.
2.	Expenses are equal to the Fund's annualized expense ratio to reflect the six-month period.
7

Country Composition as of October 31, 2021 (Unaudited)
United Kingdom	15.2%
Germany	12.8
United States	12.5
Japan	11.7
France	9.3
Netherlands	6.6
India	4.8
China	3.8
Switzerland	3.7
Taiwan	3.4
Ireland	3.2
Spain	3.0
Denmark	2.3%
Sweden	2.2
Brazil	2.1
Mexico	1.1
Canada	1.0
Italy	0.9
Israel	0.9
Finland	0.4
Other Assets, Less Liabilities	–0.9
100.0%
See Portfolio of Investments beginning on page 11 for specific holdings within these categories. The Fund's holdings are subject to change.

Top Ten Holdings and/or Issuers Held as of October 31, 2021 (excluding short-term investments) (Unaudited)
1.	Tencent Holdings Ltd.
2.	CyberAgent, Inc.
3.	Taiwan Semiconductor Manufacturing Co. Ltd.,Sponsored ADR
4.	Prudential plc
5.	Koninklijke Philips NV
6.	ICON plc
7.	Industria de Diseno Textil SA
8.	Teleperformance
9.	Deutsche Boerse AG
10.	St James's Place plc

8	MainStay MacKay International Equity Fund

Portfolio Management Discussion and Analysis (Unaudited)
Questions answered by portfolio managers Carlos Garcia-Tunon, CFA, Ian Murdoch, CFA, and Lawrence Rosenberg, CFA, of MacKay Shields LLC, the Fund’s Subadvisor.
How did MainStay MacKay International Equity Fund perform relative to its benchmarks and peer group during the 12 months ended October 31, 2021?
For the 12 months ended October 31, 2021, Class I shares of MainStay MacKay International Equity Fund returned 34.72%, outperforming the 29.66% return of the Fund’s primary benchmark, the MSCI ACWI® Ex. U.S. Index (Net) (the “Index”), and the 34.18% return of the Fund’s secondary benchmark, the MSCI EAFE® (Europe, Australasia, Far East) Index (Net). Over the same period, Class I shares outperformed the 28.48% return of the Morningstar Foreign Large Growth Category Average.1
What factors affected the Fund’s relative performance during the reporting period?
A number of events propelled assets that have significant price volatility higher during the reporting period. These included Joseph Biden’s U.S. Presidential win and news of multiple efficacious COVID-19 vaccines; followed by a fairly quick rollout of those vaccines. Combined with lofty U.S. stimulus plans, these events spurred optimism for a normalization in global economic activity and increased inflation expectations. This, in turn, drove sector and style rotation, with international value stocks meaningfully outperforming international growth stocks.
Canadian stocks were notable outperformers compared to the MSCI ACWI® Ex U.S. Index (Net) as the value of many commodities, and notably crude oil, experienced a material jump in the reporting period. European equities outperformed as they were seen to benefit disproportionately from growing expectations for a cyclical recovery and strengthening inflation. Asia Pacific ex-Japan stocks also outperformed as Australia benefited from the commodities upcycle, and Singapore from its regional stability in the face of heightened Chinese uncertainty.
Emerging markets varied widely but collectively underperformed the Index as several countries grappled with unique COVID-19 or economic challenges. China, in particular, was a noteworthy underperformer as its property sector teetered financially and the government tightened regulations on select industries. Japanese shares also underperformed on a relative basis as investors sought higher-beta2 risk exposures and the country faced recurring waves of COVID-19 infections.
The Fund outperformed the Index during the reporting period primarily due to stock selection.
During the reporting period, which sectors were the strongest positive contributors to the Fund’s relative performance and which sectors were particularly weak?
During the reporting period, the sectors making the strongest positive contributions to the Fund’s performance relative to the Index were consumer discretionary, health care and information technology. (Contributions take weightings and total returns into account.) During the same period, the weakest contributors to relative performance were the communication services, energy and materials sectors.
During the reporting period, which individual stocks made the strongest positive contributions to the Fund’s absolute performance and which stocks detracted the most?
The top contributors to the Fund’s absolute performance during the reporting period included U.K.-domiciled, Asia-focused global life insurer Prudential plc; U.K. wealth manager St. James’s Place; and Spanish omni-channel apparel retailer Industria de Diseño Textil (“Inditex”). The most significant detractors from absolute performance during the same period were Chinese Internet value-added service provider Tencent, Danish natural food ingredient and bioscience company Chr. Hansen, and U.K. home emergency and repair services provider HomeServe.
What were some of the Fund’s largest purchases and sales during the reporting period?
During the reporting period, the Fund’s largest initial purchase was in German multinational online fashion platform Zalando, while the largest increased purchase was in Irish clinical research outsourcer ICON. The Fund’s largest full sale was in Danish diabetes-focused pharmaceutical company Novo Nordisk, while the most significantly reduced position was in global management and technology consulting firm Accenture.
How did the Fund’s sector and/or country weightings change during the reporting period?
During the reporting period, the Fund’s largest increases in sector exposure relative to the Index were in consumer discretionary,

1.	See page 5 for other share class returns, which may be higher or lower than Class I share returns. See page 6 for more information on benchmark and peer group returns.
2.	Beta is a measure of volatility in relation to the market as a whole. A beta higher than 1 indicates that a security or portfolio will tend to exhibit higher volatility than the market. A beta lower than 1 indicates that a security or portfolio will tend to exhibit lower volatility than the market.
9

industrials and financials, while the most significant decreases were in information technology, real estate and materials. From a country perspective, the Fund increased its weightings in Ireland, France and Switzerland, and decreased holdings in Denmark, the U.K. and Spain.
How was the Fund positioned at the end of the reporting period?
As of October 31, 2021, the Fund’s largest overweight exposures relative to the MSCI ACWI® Ex. U.S. Index (Net) were to the health care and technology sectors. As of the same date, the Fund’s most significant underweight exposures were to the consumer staples and energy sectors.
The opinions expressed are those of the portfolio managers as of the date of this report and are subject to change. There is no guarantee that any forecasts will come to pass. This material does not constitute investment advice and is not intended as an endorsement of any specific investment.
10	MainStay MacKay International Equity Fund

Portfolio of Investments October 31, 2021†
	Shares	Value
Common Stocks 97.5%
Brazil 2.1%
Notre Dame Intermedica Participacoes SA (Health Care Providers & Services)	817,252	$ 9,293,602
Canada 1.0%
Constellation Software, Inc. (Software)	2,410	4,235,396
China 3.8%
Tencent Holdings Ltd. (Interactive Media & Services)	267,499	16,537,114
Denmark 2.3%
Chr Hansen Holding A/S (Chemicals)	128,842	10,251,298
Finland 0.4%
Musti Group Oyj (Specialty Retail)	48,544	1,906,851
France 9.3%
BioMerieux (Health Care Equipment & Supplies)	31,634	4,024,408
Dassault Systemes SE (Software)	74,267	4,325,257
Edenred (IT Services)	195,359	10,562,303
Sartorius Stedim Biotech (Life Sciences Tools & Services)	15,573	8,572,737
Teleperformance (Professional Services)	32,113	13,404,981
		40,889,686
Germany 12.8%
Carl Zeiss Meditec AG (Health Care Equipment & Supplies)	17,252	3,469,139
Deutsche Boerse AG (Capital Markets)	78,074	12,960,409
SAP SE (Software)	82,166	11,903,382
Scout24 SE (Interactive Media & Services) (a)	132,485	9,219,790
Symrise AG (Chemicals)	49,076	6,782,293
Zalando SE (Internet & Direct Marketing Retail) (a)(b)	130,964	12,350,754
		56,685,767
India 4.8%
HDFC Bank Ltd. (Banks)	532,415	11,254,260
Housing Development Finance Corp. Ltd. (Thrifts & Mortgage Finance)	258,682	9,827,196
		21,081,456
	Shares	Value

Ireland 3.2%
ICON plc (Life Sciences Tools & Services) (b)	49,201	$ 14,109,371
Israel 0.9%
NICE Ltd., Sponsored ADR (Software) (b)	13,633	3,858,412
Italy 0.9%
Reply SpA (IT Services)	20,549	3,983,654
Japan 11.7%
CyberAgent, Inc. (Media)	901,600	15,029,963
JMDC, Inc. (Health Care Technology) (b)	56,600	4,240,965
Menicon Co. Ltd. (Health Care Equipment & Supplies)	154,200	5,790,533
Relo Group, Inc. (Real Estate Management & Development)	441,900	9,138,480
SMS Co. Ltd. (Professional Services)	195,500	7,581,575
TechnoPro Holdings, Inc. (Professional Services)	313,000	9,955,034
		51,736,550
Mexico 1.1%
Regional SAB de CV (Banks)	923,101	4,828,480
Netherlands 6.6%
Adyen NV (IT Services) (a)(b)	1,287	3,883,829
Koninklijke DSM NV (Chemicals)	47,812	10,448,920
Koninklijke Philips NV (Health Care Equipment & Supplies)	311,611	14,670,054
		29,002,803
Spain 3.0%
Industria de Diseno Textil SA (Specialty Retail) (c)	372,225	13,442,325
Sweden 2.2%
Hexagon AB, Class B (Electronic Equipment, Instruments & Components)	273,273	4,391,206
MIPS AB (Leisure Products)	45,089	5,444,491
		9,835,697
Switzerland 3.7%
Belimo Holding AG (Registered) (Building Products)	7,737	4,495,505

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.
11

Portfolio of Investments October 31, 2021† (continued)
	Shares	Value
Common Stocks (continued)
Switzerland (continued)
Lonza Group AG (Registered) (Life Sciences Tools & Services)	14,501	$ 11,887,779
		16,383,284
Taiwan 3.4%
Taiwan Semiconductor Manufacturing Co. Ltd., Sponsored ADR (Semiconductors & Semiconductor Equipment)	131,852	14,991,572
United Kingdom 15.2%
Diageo plc (Beverages)	234,994	11,680,550
Experian plc (Professional Services)	229,667	10,519,982
HomeServe plc (Commercial Services & Supplies)	523,546	6,126,065
Linde plc (Chemicals)	35,953	11,476,198
Prudential plc (Insurance)	719,908	14,724,264
St James's Place plc (Capital Markets)	572,555	12,376,490
		66,903,549
United States 9.1%
Accenture plc, Class A (IT Services)	12,934	4,640,590
Aon plc, Class A (Insurance)	36,715	11,745,863
Fiverr International Ltd. (Internet & Direct Marketing Retail) (b)	21,392	3,644,127
Globant SA (IT Services) (b)	12,019	3,836,345
STERIS plc (Health Care Equipment & Supplies)	19,987	4,671,761
TE Connectivity Ltd. (Electronic Equipment, Instruments & Components)	80,707	11,783,222
		40,321,908
Total Common Stocks (Cost $334,178,768)		430,278,775
	Shares	Value
Short-Term Investments 3.4%
Affiliated Investment Company 0.2%
United States 0.2%
MainStay U.S. Government Liquidity Fund, 0.01% (d)	611,447	$ 611,447
Unaffiliated Investment Company 3.2%
United States 3.2%
Wells Fargo Government Money Market Fund, 0.025% (d)(e)	14,181,658	14,181,658
Total Short-Term Investments (Cost $14,793,105)		14,793,105
Total Investments (Cost $348,971,873)	100.9%	445,071,880
Other Assets, Less Liabilities	(0.9)	(3,764,494)
Net Assets	100.0%	$ 441,307,386

†	Percentages indicated are based on Fund net assets.
(a)	May be sold to institutional investors only under Rule 144A or securities offered pursuant to Section 4(a)(2) of the Securities Act of 1933, as amended.
(b)	Non-income producing security.
(c)	All or a portion of this security was held on loan. As of October 31, 2021, the aggregate market value of securities on loan was $13,442,217. The Fund received cash collateral with a value of $14,181,658. (See Note 2(I))
(d)	Current yield as of October 31, 2021.
(e)	Represents a security purchased with cash collateral received for securities on loan.

Abbreviation(s):
ADR—American Depositary Receipt

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.
12	MainStay MacKay International Equity Fund

The following is a summary of the fair valuations according to the inputs used as of October 31, 2021, for valuing the Fund’s assets:
Description	Quoted Prices in Active Markets for Identical Assets (Level 1)	Significant Other Observable Inputs (Level 2)	Significant Unobservable Inputs (Level 3)	Total
Asset Valuation Inputs
Investments in Securities (a)
Common Stocks	$ 430,278,775	$ —	$ —	$ 430,278,775
Short-Term Investments
Affiliated Investment Company	611,447	—	—	611,447
Unaffiliated Investment Company	14,181,658	—	—	14,181,658
Total Short-Term Investments	14,793,105	—	—	14,793,105
Total Investments in Securities	$ 445,071,880	$ —	$ —	$ 445,071,880

(a)	For a complete listing of investments and their industries, see the Portfolio of Investments.
The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.
13

Portfolio of Investments October 31, 2021† (continued)
The table below sets forth the diversification of the Fund’s investments by industry.
Industry Diversification
	Value	Percent
Banks	$ 16,082,740	3.7%
Beverages	11,680,550	2.7
Building Products	4,495,505	1.0
Capital Markets	25,336,899	5.7
Chemicals	38,958,709	8.8
Commercial Services & Supplies	6,126,065	1.4
Electronic Equipment, Instruments & Components	16,174,428	3.7
Health Care Equipment & Supplies	32,625,895	7.3
Health Care Providers & Services	9,293,602	2.1
Health Care Technology	4,240,965	1.0
Insurance	26,470,127	6.0
Interactive Media & Services	25,756,904	5.9
Internet & Direct Marketing Retail	15,994,881	3.6
IT Services	26,906,721	6.1
Leisure Products	5,444,491	1.2
Life Sciences Tools & Services	34,569,887	7.9
Media	15,029,963	3.4
Professional Services	41,461,572	9.3
Real Estate Management & Development	9,138,480	2.1
Semiconductors & Semiconductor Equipment	14,991,572	3.4
Software	24,322,447	5.6
Specialty Retail	15,349,176	3.4
Thrifts & Mortgage Finance	9,827,196	2.2
	430,278,775	97.5
Short-Term Investments	14,793,105	3.4
Other Assets, Less Liabilities	(3,764,494)	(0.9)
Net Assets	$441,307,386	100.0%

†	Percentages indicated are based on Fund net assets.
The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.
14	MainStay MacKay International Equity Fund

Statement of Assets and Liabilities as of October 31, 2021
Assets
Investment in unaffiliated securities, at value (identified cost $348,360,426) including securities on loan of $13,442,217	$444,460,433
Investment in affiliated investment companies, at value (identified cost $611,447)	611,447
Cash	100
Cash denominated in foreign currencies (identified cost $12,898,856)	12,936,132
Due from custodian	1,772,481
Receivables:
Investment securities sold	2,274,305
Dividends and interest	672,191
Fund shares sold	188,008
Securities lending	619
Other assets	34,558
Total assets	462,950,274
Liabilities
Cash collateral received for securities on loan	14,181,658
Payables:
Investment securities purchased	6,641,369
Foreign capital gains tax (See Note 2)	377,345
Manager (See Note 3)	265,746
Fund shares redeemed	59,876
Transfer agent (See Note 3)	59,504
NYLIFE Distributors (See Note 3)	27,682
Shareholder communication	17,576
Professional fees	6,079
Custodian	3,749
Trustees	388
Accrued expenses	1,916
Total liabilities	21,642,888
Net assets	$441,307,386
Composition of Net Assets
Shares of beneficial interest outstanding (par value of $.01 per share) unlimited number of shares authorized	$ 185,357
Additional paid-in-capital	293,053,041
293,238,398
Total distributable earnings (loss)	148,068,988
Net assets	$441,307,386
Class A
Net assets applicable to outstanding shares	$ 89,075,631
Shares of beneficial interest outstanding	3,763,675
Net asset value per share outstanding	$ 23.67
Maximum sales charge (5.50% of offering price)	1.38
Maximum offering price per share outstanding	$ 25.05
Investor Class
Net assets applicable to outstanding shares	$ 21,990,380
Shares of beneficial interest outstanding	943,759
Net asset value per share outstanding	$ 23.30
Maximum sales charge (5.00% of offering price)	1.23
Maximum offering price per share outstanding	$ 24.53
Class B
Net assets applicable to outstanding shares	$ 2,191,959
Shares of beneficial interest outstanding	109,333
Net asset value and offering price per share outstanding	$ 20.05
Class C
Net assets applicable to outstanding shares	$ 2,470,497
Shares of beneficial interest outstanding	123,262
Net asset value and offering price per share outstanding	$ 20.04
Class I
Net assets applicable to outstanding shares	$ 53,913,946
Shares of beneficial interest outstanding	2,253,284
Net asset value and offering price per share outstanding	$ 23.93
Class R1
Net assets applicable to outstanding shares	$ 157,487
Shares of beneficial interest outstanding	6,632
Net asset value and offering price per share outstanding	$ 23.75
Class R2
Net assets applicable to outstanding shares	$ 291,116
Shares of beneficial interest outstanding	12,294
Net asset value and offering price per share outstanding	$ 23.68
Class R3
Net assets applicable to outstanding shares	$ 942,312
Shares of beneficial interest outstanding	40,409
Net asset value and offering price per share outstanding	$ 23.32
Class R6
Net assets applicable to outstanding shares	$270,274,058
Shares of beneficial interest outstanding	11,283,025
Net asset value and offering price per share outstanding	$ 23.95

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.
15

Statement of Operations for the year ended October 31, 2021
Investment Income (Loss)
Income
Dividends-unaffiliated (net of foreign tax withholding of $464,548)	$ 4,998,971
Securities lending	29,817
Dividends-affiliated	52
Total income	5,028,840
Expenses
Manager (See Note 3)	3,622,937
Distribution/Service—Class A (See Note 3)	199,335
Distribution/Service—Investor Class (See Note 3)	58,957
Distribution/Service—Class B (See Note 3)	24,433
Distribution/Service—Class C (See Note 3)	28,084
Distribution/Service—Class R2 (See Note 3)	1,263
Distribution/Service—Class R3 (See Note 3)	6,570
Transfer agent (See Note 3)	282,838
Registration	123,885
Professional fees	78,691
Custodian	68,412
Shareholder communication	36,608
Trustees	8,952
Insurance	2,532
Shareholder service (See Note 3)	1,984
Miscellaneous	35,053
Total expenses before waiver/reimbursement	4,580,534
Expense waiver/reimbursement from Manager (See Note 3)	(652,212)
Net expenses	3,928,322
Net investment income (loss)	1,100,518
Realized and Unrealized Gain (Loss)
Net realized gain (loss) on:
Unaffiliated investment transactions	57,581,749
Foreign currency transactions	684,157
Net realized gain (loss)	58,265,906
Net change in unrealized appreciation (depreciation) on:
Unaffiliated investments(a)	53,675,535
Translation of other assets and liabilities in foreign currencies	164,385
Net change in unrealized appreciation (depreciation)	53,839,920
Net realized and unrealized gain (loss)	112,105,826
Net increase (decrease) in net assets resulting from operations	$113,206,344

(a)	Net change in unrealized appreciation (depreciation) on investments recorded net of foreign capital gains tax in the amount of $(306,185).
The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.
16	MainStay MacKay International Equity Fund

Statements of Changes in Net Assets
for the years ended October 31, 2021 and October 31, 2020
	2021	2020
Increase (Decrease) in Net Assets
Operations:
Net investment income (loss)	$ 1,100,518	$ 461,055
Net realized gain (loss)	58,265,906	10,333,966
Net change in unrealized appreciation (depreciation)	53,839,920	17,780,932
Net increase (decrease) in net assets resulting from operations	113,206,344	28,575,953
Distributions to shareholders:
Class A	(2,496,321)	(1,722,435)
Investor Class	(878,981)	(658,491)
Class B	(104,666)	(97,268)
Class C	(133,782)	(119,383)
Class I	(1,460,845)	(1,446,255)
Class R1	(5,793)	(8,457)
Class R2	(19,645)	(12,558)
Class R3	(47,741)	(31,572)
Class R6	(8,406,730)	(6,312,311)
Total distributions to shareholders	(13,554,504)	(10,408,730)
Capital share transactions:
Net proceeds from sales of shares	44,435,679	37,289,281
Net asset value of shares issued to shareholder in reinvestment of distributions	13,508,107	10,370,218
Cost of shares redeemed	(43,961,450)	(49,485,401)
Increase (decrease) in net assets derived from capital share transactions	13,982,336	(1,825,902)
Net increase (decrease) in net assets	113,634,176	16,341,321
Net Assets
Beginning of year	327,673,210	311,331,889
End of year	$441,307,386	$327,673,210
The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.
17

Financial Highlights selected per share data and ratios
	Year Ended October 31,
Class A	2021	2020	2019	2018	2017
Net asset value at beginning of year	$ 18.27	$ 17.12	$ 15.48	$ 16.38	$ 13.51
Net investment income (loss) (a)	0.01	(0.01)	0.09	0.03	0.00‡
Net realized and unrealized gain (loss)	6.13	1.68	1.70	(0.84)	2.91
Total from investment operations	6.14	1.67	1.79	(0.81)	2.91
Less distributions:
From net investment income	—	(0.05)	—	(0.09)	(0.04)
From net realized gain on investments	(0.74)	(0.47)	(0.15)	—	—
Total distributions	(0.74)	(0.52)	(0.15)	(0.09)	(0.04)
Net asset value at end of year	$ 23.67	$ 18.27	$ 17.12	$ 15.48	$ 16.38
Total investment return (b)	34.31%	9.84%	11.74%	(4.98)%	21.59%
Ratios (to average net assets)/Supplemental Data:
Net investment income (loss)	0.05%	(0.09)%	0.57%	0.17%	0.01%
Net expenses (c)	1.18%	1.21%	1.21%	1.32%	1.34%
Expenses (before waiver/reimbursement) (c)	1.33%	1.40%	1.35%	1.32%	1.34%
Portfolio turnover rate	101%	135%	58%	53%	45%
Net assets at end of year (in 000’s)	$ 89,076	$ 61,795	$ 57,566	$ 59,304	$ 54,553

‡	Less than one cent per share.
(a)	Per share data based on average shares outstanding during the year.
(b)	Total investment return is calculated exclusive of sales charges and assumes the reinvestment of dividends and distributions. For periods of less than one year, total return is not annualized.
(c)	In addition to the fees and expenses which the Fund bears directly, it also indirectly bears a pro-rata share of the fees and expenses of the underlying funds in which it invests. Such indirect expenses are not included in the above expense ratios.

	Year Ended October 31,
Investor Class	2021	2020	2019	2018	2017
Net asset value at beginning of year	$ 18.06	$ 16.94	$ 15.38	$ 16.27	$ 13.43
Net investment income (loss) (a)	(0.06)	(0.07)	0.03	(0.03)	(0.04)
Net realized and unrealized gain (loss)	6.04	1.66	1.68	(0.83)	2.88
Total from investment operations	5.98	1.59	1.71	(0.86)	2.84
Less distributions:
From net investment income	—	—	—	(0.03)	—
From net realized gain on investments	(0.74)	(0.47)	(0.15)	—	—
Total distributions	(0.74)	(0.47)	(0.15)	(0.03)	—
Net asset value at end of year	$ 23.30	$ 18.06	$ 16.94	$ 15.38	$ 16.27
Total investment return (b)	33.80%	9.40%	11.36%	(5.31)%	21.15%
Ratios (to average net assets)/Supplemental Data:
Net investment income (loss)	(0.30)%	(0.43)%	0.21%	(0.19)%	(0.26)%
Net expenses (c)	1.56%	1.56%	1.59%	1.66%	1.69%
Expenses (before waiver/reimbursement) (c)	1.71%	1.75%	1.75%	1.70%	1.69%
Portfolio turnover rate	101%	135%	58%	53%	45%
Net assets at end of year (in 000's)	$ 21,990	$ 21,699	$ 23,870	$ 21,679	$ 25,029

(a)	Per share data based on average shares outstanding during the year.
(b)	Total investment return is calculated exclusive of sales charges and assumes the reinvestment of dividends and distributions. For periods of less than one year, total return is not annualized.
(c)	In addition to the fees and expenses which the Fund bears directly, it also indirectly bears a pro-rata share of the fees and expenses of the underlying funds in which it invests. Such indirect expenses are not included in the above expense ratios.

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.
18	MainStay MacKay International Equity Fund

Financial Highlights selected per share data and ratios
	Year Ended October 31,
Class B	2021	2020	2019	2018	2017
Net asset value at beginning of year	$ 15.74	$ 14.94	$ 13.68	$ 14.55	$ 12.10
Net investment income (loss) (a)	(0.20)	(0.18)	(0.08)	(0.14)	(0.14)
Net realized and unrealized gain (loss)	5.25	1.45	1.49	(0.73)	2.59
Total from investment operations	5.05	1.27	1.41	(0.87)	2.45
Less distributions:
From net realized gain on investments	(0.74)	(0.47)	(0.15)	—	—
Net asset value at end of year	$ 20.05	$ 15.74	$ 14.94	$ 13.68	$ 14.55
Total investment return (b)	32.84%	8.57%	10.49%	(5.98)%	20.25%
Ratios (to average net assets)/Supplemental Data:
Net investment income (loss)	(1.06)%	(1.20)%	(0.59)%	(0.95)%	(1.05)%
Net expenses (c)	2.31%	2.31%	2.35%	2.41%	2.44%
Expenses (before waiver/reimbursement) (c)	2.46%	2.50%	2.50%	2.44%	2.44%
Portfolio turnover rate	101%	135%	58%	53%	45%
Net assets at end of year (in 000’s)	$ 2,192	$ 2,368	$ 3,345	$ 4,404	$ 6,210

(a)	Per share data based on average shares outstanding during the year.
(b)	Total investment return is calculated exclusive of sales charges and assumes the reinvestment of dividends and distributions. For periods of less than one year, total return is not annualized.
(c)	In addition to the fees and expenses which the Fund bears directly, it also indirectly bears a pro-rata share of the fees and expenses of the underlying funds in which it invests. Such indirect expenses are not included in the above expense ratios.

	Year Ended October 31,
Class C	2021	2020	2019	2018	2017
Net asset value at beginning of year	$ 15.75	$ 14.93	$ 13.68	$ 14.56	$ 12.10
Net investment income (loss) (a)	(0.21)	(0.18)	(0.09)	(0.14)	(0.14)
Net realized and unrealized gain (loss)	5.24	1.47	1.49	(0.74)	2.60
Total from investment operations	5.03	1.29	1.40	(0.88)	2.46
Less distributions:
From net realized gain on investments	(0.74)	(0.47)	(0.15)	—	—
Net asset value at end of year	$ 20.04	$ 15.75	$ 14.93	$ 13.68	$ 14.56
Total investment return (b)	32.69%	8.64%	10.49%	(6.04)%	20.33%
Ratios (to average net assets)/Supplemental Data:
Net investment income (loss)	(1.12)%	(1.20)%	(0.65)%	(0.93)%	(1.05)%
Net expenses (c)	2.31%	2.31%	2.35%	2.41%	2.44%
Expenses (before waiver/reimbursement) (c)	2.46%	2.50%	2.50%	2.44%	2.44%
Portfolio turnover rate	101%	135%	58%	53%	45%
Net assets at end of year (in 000’s)	$ 2,470	$ 2,952	$ 3,915	$ 6,960	$ 7,564

(a)	Per share data based on average shares outstanding during the year.
(b)	Total investment return is calculated exclusive of sales charges and assumes the reinvestment of dividends and distributions. For periods of less than one year, total return is not annualized.
(c)	In addition to the fees and expenses which the Fund bears directly, it also indirectly bears a pro-rata share of the fees and expenses of the underlying funds in which it invests. Such indirect expenses are not included in the above expense ratios.

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.
19

Financial Highlights selected per share data and ratios
	Year Ended October 31,
Class I	2021	2020	2019	2018	2017
Net asset value at beginning of year	$ 18.43	$ 17.28	$ 15.57	$ 16.48	$ 13.59
Net investment income (loss) (a)	0.09	0.05	0.09	0.07	0.05
Net realized and unrealized gain (loss)	6.17	1.69	1.78	(0.85)	2.91
Total from investment operations	6.26	1.74	1.87	(0.78)	2.96
Less distributions:
From net investment income	(0.02)	(0.12)	(0.01)	(0.13)	(0.07)
From net realized gain on investments	(0.74)	(0.47)	(0.15)	—	—
Total distributions	(0.76)	(0.59)	(0.16)	(0.13)	(0.07)
Net asset value at end of year	$ 23.93	$ 18.43	$ 17.28	$ 15.57	$ 16.48
Total investment return (b)	34.72%	10.22%	12.19%	(4.80)%	21.94%
Ratios (to average net assets)/Supplemental Data:
Net investment income (loss)	0.39%	0.27%	0.55%	0.42%	0.31%
Net expenses (c)	0.85%	0.85%	0.92%	1.07%	1.09%
Expenses (before waiver/reimbursement) (c)	1.08%	1.16%	1.10%	1.07%	1.09%
Portfolio turnover rate	101%	135%	58%	53%	45%
Net assets at end of year (in 000’s)	$ 53,914	$ 35,880	$ 43,280	$ 213,030	$ 205,009

(a)	Per share data based on average shares outstanding during the year.
(b)	Total investment return is calculated exclusive of sales charges and assumes the reinvestment of dividends and distributions. Class I shares are not subject to sales charges. For periods of less than one year, total return is not annualized.
(c)	In addition to the fees and expenses which the Fund bears directly, it also indirectly bears a pro-rata share of the fees and expenses of the underlying funds in which it invests. Such indirect expenses are not included in the above expense ratios.

	Year Ended October 31,
Class R1	2021	2020	2019	2018	2017
Net asset value at beginning of year	$ 18.31	$ 17.15	$ 15.48	$ 16.38	$ 13.51
Net investment income (loss) (a)	0.05	(0.01)	0.05	0.05	0.03
Net realized and unrealized gain (loss)	6.13	1.71	1.77	(0.84)	2.90
Total from investment operations	6.18	1.70	1.82	(0.79)	2.93
Less distributions:
From net investment income	—	(0.07)	—	(0.11)	(0.06)
From net realized gain on investments	(0.74)	(0.47)	(0.15)	—	—
Total distributions	(0.74)	(0.54)	(0.15)	(0.11)	(0.06)
Net asset value at end of year	$ 23.75	$ 18.31	$ 17.15	$ 15.48	$ 16.38
Total investment return (b)	34.46%	10.05%	11.93%	(4.86)%	21.78%
Ratios (to average net assets)/Supplemental Data:
Net investment income (loss)	0.23%	(0.05)%	0.33%	0.29%	0.21%
Net expenses (c)	1.03%	1.06%	1.11%	1.17%	1.19%
Expenses (before waiver/reimbursement) (c)	1.18%	1.25%	1.19%	1.17%	1.19%
Portfolio turnover rate	101%	135%	58%	53%	45%
Net assets at end of year (in 000’s)	$ 157	$ 143	$ 265	$ 2,109	$ 2,616

(a)	Per share data based on average shares outstanding during the year.
(b)	Total investment return is calculated exclusive of sales charges and assumes the reinvestment of dividends and distributions. Class R1 shares are not subject to sales charges. For periods of less than one year, total return is not annualized.
(c)	In addition to the fees and expenses which the Fund bears directly, it also indirectly bears a pro-rata share of the fees and expenses of the underlying funds in which it invests. Such indirect expenses are not included in the above expense ratios.

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.
20	MainStay MacKay International Equity Fund

Financial Highlights selected per share data and ratios
	Year Ended October 31,
Class R2	2021	2020	2019	2018	2017
Net asset value at beginning of year	$ 18.30	$ 17.15	$ 15.52	$ 16.42	$ 13.54
Net investment income (loss) (a)	(0.01)	(0.03)	0.06	(0.02)	0.01
Net realized and unrealized gain (loss)	6.13	1.68	1.72	(0.80)	2.89
Total from investment operations	6.12	1.65	1.78	(0.82)	2.90
Less distributions:
From net investment income	—	(0.03)	—	(0.08)	(0.02)
From net realized gain on investments	(0.74)	(0.47)	(0.15)	—	—
Total distributions	(0.74)	(0.50)	(0.15)	(0.08)	(0.02)
Net asset value at end of year	$ 23.68	$ 18.30	$ 17.15	$ 15.52	$ 16.42
Total investment return (b)	34.14%	9.72%	11.64%	(5.06)%(c)	21.55%(c)
Ratios (to average net assets)/Supplemental Data:
Net investment income (loss)	(0.06)%	(0.18)%	0.38%	(0.13)%	0.06%
Net expenses (d)	1.28%	1.31%	1.31%	1.42%	1.44%
Expenses (before waiver/reimbursement) (d)	1.43%	1.50%	1.45%	1.42%	1.44%
Portfolio turnover rate	101%	135%	58%	53%	45%
Net assets at end of year (in 000’s)	$ 291	$ 486	$ 454	$ 602	$ 1,201

(a)	Per share data based on average shares outstanding during the year.
(b)	Total investment return is calculated exclusive of sales charges and assumes the reinvestment of dividends and distributions. Class R2 shares are not subject to sales charges. For periods of less than one year, total return is not annualized.
(c)	Total investment return may reflect adjustments to conform to generally accepted accounting principles.
(d)	In addition to the fees and expenses which the Fund bears directly, it also indirectly bears a pro-rata share of the fees and expenses of the underlying funds in which it invests. Such indirect expenses are not included in the above expense ratios.

	Year Ended October 31,
Class R3	2021	2020	2019	2018	2017
Net asset value at beginning of year	$ 18.08	$ 16.96	$ 15.38	$ 16.29	$ 13.44
Net investment income (loss) (a)	(0.06)	(0.08)	0.03	(0.04)	(0.04)
Net realized and unrealized gain (loss)	6.04	1.67	1.70	(0.83)	2.89
Total from investment operations	5.98	1.59	1.73	(0.87)	2.85
Less distributions:
From net investment income	—	—	—	(0.04)	—
From net realized gain on investments	(0.74)	(0.47)	(0.15)	—	—
Total distributions	(0.74)	(0.47)	(0.15)	(0.04)	—
Net asset value at end of year	$ 23.32	$ 18.08	$ 16.96	$ 15.38	$ 16.29
Total investment return (b)	33.77%	9.46%	11.35%	(5.39)%(c)	21.21%
Ratios (to average net assets)/Supplemental Data:
Net investment income (loss)	(0.28)%	(0.46)%	0.22%	(0.21)%	(0.27)%
Net expenses (d)	1.53%	1.56%	1.56%	1.67%	1.69%
Expenses (before waiver/reimbursement) (d)	1.68%	1.75%	1.70%	1.67%	1.69%
Portfolio turnover rate	101%	135%	58%	53%	45%
Net assets at end of year (in 000’s)	$ 942	$ 1,140	$ 1,154	$ 1,057	$ 1,446

(a)	Per share data based on average shares outstanding during the year.
(b)	Total investment return is calculated exclusive of sales charges and assumes the reinvestment of dividends and distributions. Class R3 shares are not subject to sales charges. For periods of less than one year, total return is not annualized.
(c)	Total investment return may reflect adjustments to conform to generally accepted accounting principles.
(d)	In addition to the fees and expenses which the Fund bears directly, it also indirectly bears a pro-rata share of the fees and expenses of the underlying funds in which it invests. Such indirect expenses are not included in the above expense ratios.

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.
21

Financial Highlights selected per share data and ratios
	Year Ended October 31,		February 28, 2019^ through October 31, 2019
Class R6	2021	2020
Net asset value at beginning of period	$ 18.45	$ 17.28	$ 16.13
Net investment income (loss) (a)	0.09	0.05	0.15
Net realized and unrealized gain (loss)	6.18	1.70	1.00
Total from investment operations	6.27	1.75	1.15
Less distributions:
From net investment income	(0.03)	(0.11)	—
From net realized gain on investments	(0.74)	(0.47)	—
Total distributions	(0.77)	(0.58)	—
Net asset value at end of period	$ 23.95	$ 18.45	$ 17.28
Total investment return (b)	34.74%	10.27%	7.13%
Ratios (to average net assets)/Supplemental Data:
Net investment income (loss)	0.40%	0.31%	1.37%††
Net expenses (c)	0.83%	0.83%	0.83%††
Expenses (before waiver/reimbursement) (c)	0.98%	1.02%	1.00%††
Portfolio turnover rate	101%	135%	58%
Net assets at end of period (in 000’s)	$ 270,274	$ 201,210	$ 177,483

^	Inception date.
††	Annualized.
(a)	Per share data based on average shares outstanding during the year.
(b)	Total investment return is calculated exclusive of sales charges and assumes the reinvestment of dividends and distributions. Class R6 shares are not subject to sales charges. For periods of less than one year, total return is not annualized.
(c)	In addition to the fees and expenses which the Fund bears directly, it also indirectly bears a pro-rata share of the fees and expenses of the underlying funds in which it invests. Such indirect expenses are not included in the above expense ratios.
The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.
22	MainStay MacKay International Equity Fund

Notes to Financial Statements
Note 1-Organization and Business
The MainStay Funds (the “Trust”) was organized on January 9, 1986, as a Massachusetts business trust. The Trust is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company, and is comprised of twelve funds (collectively referred to as the "Funds"). These financial statements and notes relate to the MainStay MacKay International Equity Fund (the "Fund"), a “diversified” fund, as that term is defined in the 1940 Act, as interpreted or modified by regulatory authorities having jurisdiction, from time to time.
The following table lists the Fund's share classes that have been registered and commenced operations:
Class	Commenced Operations
Class A	January 3, 1995
Investor Class	February 28, 2008
Class B	September 13, 1994
Class C	September 1, 1998
Class I	January 2, 2004
Class R1	January 2, 2004
Class R2	January 2, 2004
Class R3	April 28, 2006
Class R6	February 28, 2019
SIMPLE Class	N/A*

*	SIMPLE Class shares were registered for sale effective as of August 31, 2020 but have not yet commenced operations.
Class B shares of the MainStay Group of Funds are closed to all new purchases as well as additional investments by existing Class B shareholders. Existing Class B shareholders may continue to reinvest dividends and capital gains distributions, as well as exchange their Class B shares for Class B shares of other funds in the MainStay Group of Funds as permitted by the current exchange privileges. Class B shareholders continue to be subject to any applicable contingent deferred sales charge ("CDSC") at the time of redemption. All other features of the Class B shares, including but not limited to the fees and expenses applicable to Class B shares, remain unchanged. Unless redeemed, Class B shareholders will remain in Class B shares of their respective fund until the Class B shares are converted to Class A or Investor Class shares pursuant to the applicable conversion schedule.
Class A and Investor Class shares are offered at net asset value (“NAV”) per share plus an initial sales charge. No initial sales charge applies to investments of $1 million or more (and certain other qualified purchases) in Class A and Investor Class shares. However, a CDSC of 1.00% may be imposed on certain redemptions made within 18 months of the date of purchase on shares that were purchased without an initial sales charge. Class C shares are offered at NAV without an initial sales charge, although a 1.00% CDSC may be imposed on certain redemptions of such shares made within one year of the date of purchase of Class C shares. When Class B shares were offered, they were offered at NAV without an initial sales charge, although a CDSC that declines depending on the number of years a shareholder held its Class B shares may be imposed on certain redemptions of such shares made within six years of the date of purchase of such shares. Class I, Class R1, Class R2, Class R3 and Class R6 shares are offered at NAV without a sales charge. SIMPLE Class shares are currently expected to be offered at NAV without a sales charge. Depending upon eligibility, Class B shares convert to either Class A or Investor Class shares at the end of the calendar quarter eight years after the date they were purchased. In addition, depending upon eligibility, Class C shares convert to either Class A or Investor Class shares at the end of the calendar quarter ten years after the date they were purchased. Additionally, Investor Class shares may convert automatically to Class A shares. Under certain circumstances and as may be permitted by the Trust’s multiple class plan pursuant to Rule 18f-3 under the 1940 Act, specified share classes of the Fund may be converted to one or more other share classes of the Fund as disclosed in the capital share transactions within these Notes. The classes of shares have the same voting (except for issues that relate solely to one class), dividend, liquidation and other rights, and the same terms and conditions, except that under distribution plans pursuant to Rule 12b-1 under the 1940 Act, Class B and Class C shares are subject to higher distribution and/or service fees than Class A, Investor Class, Class R2, Class R3 and SIMPLE Class shares. Class I, Class R1 and Class R6 shares are not subject to a distribution and/or service fee. Class R1, Class R2 and Class R3 shares are subject to a shareholder service fee, which is in addition to fees paid under the distribution plans for Class R2 and Class R3 shares.
The Fund's investment objective is to seek long-term growth of capital.
Note 2–Significant Accounting Policies
The Fund is an investment company and accordingly follows the investment company accounting and reporting guidance of the Financial Accounting Standards Board (“FASB”) Accounting Standards Codification Topic 946 Financial Services—Investment Companies. The Fund prepares its financial statements in accordance with generally accepted accounting principles (“GAAP”) in the United States of America and follows the significant accounting policies described below.
(A) Securities Valuation.  Investments are usually valued as of the close of regular trading on the New York Stock Exchange (the "Exchange") (usually 4:00 p.m. Eastern time) on each day the Fund is open for business ("valuation date").
The Board of Trustees of the Trust (the "Board") adopted procedures establishing methodologies for the valuation of the Fund's securities and other assets and delegated the responsibility for valuation determinations under those procedures to the Valuation Committee of the Trust (the “Valuation Committee”). The procedures state that, subject to the oversight of the Board and unless otherwise noted, the responsibility for the day-to-day valuation of portfolio assets (including fair value measurements for the Fund's assets and liabilities) rests with New York Life Investment Management LLC (“New York Life Investments” or the "Manager"), aided to whatever extent necessary by the Subadvisor (as

23

Notes to Financial Statements (continued)
defined in Note 3(A)). To assess the appropriateness of security valuations, the Manager, the Subadvisor or the Fund's third-party service provider, who is subject to oversight by the Manager, regularly compares prior day prices, prices on comparable securities and the sale prices to the prior and current day prices and challenges prices with changes exceeding certain tolerance levels with third-party pricing services or broker sources.
The Board authorized the Valuation Committee to appoint a Valuation Subcommittee (the “Subcommittee”) to establish the prices of securities for which market quotations are not readily available or the prices of which are not otherwise readily determinable under the procedures. The Subcommittee meets (in person, via electronic mail or via teleconference) on an as-needed basis. The Valuation Committee meets to ensure that actions taken by the Subcommittee were appropriate.
For those securities valued through either a standardized fair valuation methodology or a fair valuation measurement, the Subcommittee deals with such valuation and the Valuation Committee reviews and affirms, if appropriate, the reasonableness of the valuation based on such methodologies and measurements on a regular basis after considering information that is reasonably available and deemed relevant by the Valuation Committee. Any action taken by the Subcommittee with respect to the valuation of a portfolio security or other asset is submitted for review and ratification (if appropriate) to the Valuation Committee and the Board at the next regularly scheduled meeting.
"Fair value" is defined as the price the Fund would reasonably expect to receive upon selling an asset or liability in an orderly transaction to an independent buyer in the principal or most advantageous market for the asset or liability. Fair value measurements are determined within a framework that establishes a three-tier hierarchy that maximizes the use of observable market data and minimizes the use of unobservable inputs to establish a classification of fair value measurements for disclosure purposes. "Inputs" refer broadly to the assumptions that market participants would use in pricing the asset or liability, including assumptions about risk, such as the risk inherent in a particular valuation technique used to measure fair value using a pricing model and/or the risk inherent in the inputs for the valuation technique. Inputs may be observable or unobservable. Observable inputs reflect the assumptions market participants would use in pricing the asset or liability based on market data obtained from sources independent of the Fund. Unobservable inputs reflect the Fund’s own assumptions about the assumptions market participants would use in pricing the asset or liability based on the information available. The inputs or methodology used for valuing assets or liabilities may not be an indication of the risks associated with investing in those assets or liabilities. The three-tier hierarchy of inputs is summarized below.
•	Level 1—quoted prices in active markets for an identical asset or liability
•	Level 2—other significant observable inputs (including quoted prices for a similar asset or liability in active markets, interest rates and yield curves, prepayment speeds, credit risk, etc.)
•	Level 3—significant unobservable inputs (including the Fund's own assumptions about the assumptions that market participants would use in measuring fair value of an asset or liability)
The level of an asset or liability within the fair value hierarchy is based on the lowest level of an input, both individually and in the aggregate, that is significant to the fair value measurement. The aggregate value by input level of the Fund’s assets and liabilities as of October 31, 2021, is included at the end of the Portfolio of Investments.
The Fund may use third-party vendor evaluations, whose prices may be derived from one or more of the following standard inputs, among others:
• Broker/dealer quotes	• Benchmark securities
• Two-sided markets	• Reference data (corporate actions or material event notices)
• Bids/offers	• Monthly payment information
• Industry and economic events	• Reported trades
An asset or liability for which market values cannot be measured using the methodologies described above is valued by methods deemed reasonable in good faith by the Valuation Committee, following the procedures established by the Board, to represent fair value. Under these procedures, the Fund generally uses a market-based approach which may use related or comparable assets or liabilities, recent transactions, market multiples, book values and other relevant information. The Fund may also use an income-based valuation approach in which the anticipated future cash flows of the asset or liability are discounted to calculate fair value. Discounts may also be applied due to the nature and/or duration of any restrictions on the disposition of the asset or liability. Fair value represents a good faith approximation of the value of a security. Fair value determinations involve the consideration of a number of subjective factors, an analysis of applicable facts and circumstances and the exercise of judgment. As a result, it is possible that the fair value for a security determined in good faith in accordance with the Fund's valuation procedures may differ from valuations for the same security determined by other funds using their own valuation procedures. Although the Fund's valuation procedures are designed to value a security at the price the Fund may reasonably expect to receive upon the security's sale in an orderly transaction, there can be no assurance that any fair value determination thereunder would, in fact, approximate the amount that the Fund would actually realize upon the sale of the security or the price at which the security would trade if a reliable market price were readily available. During the year ended October 31, 2021, there were no material changes to the fair value methodologies.
Securities which may be valued in this manner include, but are not limited to: (i) a security for which trading has been halted or suspended; (ii) a debt security that has recently gone into default and for which there is not a current market quotation; (iii) a security of an issuer that has entered into a restructuring; (iv) a security that has been delisted from a national exchange; (v) a security for which the market price is not readily available from a third-party pricing source or, if so provided, does not, in the opinion of the Manager or the Subadvisor, reflect the security's market

24	MainStay MacKay International Equity Fund

value; (vi) a security subject to trading collars for which no or limited trading takes place; and (vii) a security whose principal market has been temporarily closed at a time when, under normal conditions, it would be open. Securities valued in this manner are generally categorized as Level 3 in the hierarchy. No securities held by the Fund as of October 31, 2021 were fair valued in such a manner.
Certain securities held by the Fund may principally trade in foreign markets. Events may occur between the time the foreign markets close and the time at which the Fund's NAVs are calculated. These events may include, but are not limited to, situations relating to a single issuer in a market sector, significant fluctuations in U.S. or foreign markets, natural disasters, armed conflicts, governmental actions or other developments not tied directly to the securities markets. Should the Manager or the Subadvisor conclude that such events may have affected the accuracy of the last price of such securities reported on the local foreign market, the Subcommittee may, pursuant to procedures adopted by the Board, adjust the value of the local price to reflect the estimated impact on the price of such securities as a result of such events. In this instance, securities are generally categorized as Level 3 in the hierarchy. Additionally, certain foreign equity securities are also fair valued whenever the movement of a particular index exceeds certain thresholds. In such cases, the securities are fair valued by applying factors provided by a third-party vendor in accordance with valuation procedures adopted by the Board and are generally categorized as Level 2 in the hierarchy. No foreign equity securities held by the Fund as of October 31, 2021 were fair valued in such a manner.
Equity securities are valued at the last quoted sales prices as of the close of regular trading on the relevant exchange on each valuation date. Securities that are not traded on the valuation date are valued at the mean of the last quoted bid and ask prices. Prices are normally taken from the principal market in which each security trades. These securities are generally categorized as Level 1 in the hierarchy.
Investments in mutual funds, including money market funds, are valued at their respective NAVs at the close of business each day on the valuation date. These securities are generally categorized as Level 1 in the hierarchy.
Temporary cash investments acquired in excess of 60 days to maturity at the time of purchase are valued using the latest bid prices or using valuations based on a matrix system (which considers such factors as security prices, yields, maturities and ratings), both as furnished by independent pricing services. Temporary cash investments that mature in 60 days or less at the time of purchase ("Short-Term Investments") are valued using the amortized cost method of valuation, unless the use of such method would be inappropriate. The amortized cost method involves valuing a security at its cost on the date of purchase and thereafter assuming a constant amortization to maturity of the difference between such cost and the value on maturity date. Amortized cost approximates the current fair value of a security. Securities valued using the amortized cost method are not valued using quoted prices in an active market and are generally categorized as Level 2 in the hierarchy.
The information above is not intended to reflect an exhaustive list of the methodologies that may be used to value portfolio investments. The valuation procedures permit the use of a variety of valuation methodologies in connection with valuing portfolio investments. The methodology used for a specific type of investment may vary based on the market data available or other considerations. The methodologies summarized above may not represent the specific means by which portfolio investments are valued on any particular business day.
(B) Income Taxes.  The Fund's policy is to comply with the requirements of the Internal Revenue Code of 1986, as amended (the “Internal Revenue Code”), applicable to regulated investment companies and to distribute all of its taxable income to the shareholders of the Fund within the allowable time limits.
The Manager evaluates the Fund’s tax positions to determine if the tax positions taken meet the minimum recognition threshold in connection with accounting for uncertainties in income tax positions taken or expected to be taken for the purposes of measuring and recognizing tax liabilities in the financial statements. Recognition of tax benefits of an uncertain tax position is permitted only to the extent the position is “more likely than not” to be sustained assuming examination by taxing authorities. The Manager analyzed the Fund's tax positions taken on federal, state and local income tax returns for all open tax years (for up to three tax years) and has concluded that no provisions for federal, state and local income tax are required in the Fund's financial statements. The Fund's federal, state and local income tax and federal excise tax returns for tax years for which the applicable statutes of limitations have not expired are subject to examination by the Internal Revenue Service and state and local departments of revenue.
(C) Foreign Taxes. The Fund may be subject to foreign taxes on income and other transaction-based taxes imposed by certain countries in which it invests. A portion of the taxes on gains on investments or currency purchases/repatriation may be reclaimable. The Fund will accrue such taxes and reclaims as applicable, based upon its current interpretation of tax rules and regulations that exist in the markets in which it invests.
The Fund may be subject to taxation on realized capital gains, repatriation proceeds and other transaction-based taxes imposed by certain countries in which it invests. The Fund will accrue such taxes as applicable based upon its current interpretation of tax rules and regulations that exist in the market in which it invests. Capital gains taxes relating to positions still held are reflected as a liability in the Statement of Assets and Liabilities, as well as an adjustment to the Fund's net unrealized appreciation (depreciation). Taxes related to capital gains realized, if any, are reflected as part of net realized gain (loss) in the Statement of Operations. Changes in tax liabilities related to capital gains taxes on unrealized investment gains, if any, are reflected as part of the change in net unrealized appreciation (depreciation) on investments in the Statement of Operations. Transaction-based charges are generally assessed as a percentage of the transaction amount.
25

Notes to Financial Statements (continued)
(D) Dividends and Distributions to Shareholders. Dividends and distributions are recorded on the ex-dividend date. The Fund intends to declare and pay dividends from net investment income and distributions from net realized capital and currency gains, if any, at least annually. Unless a shareholder elects otherwise, all dividends and distributions are reinvested at NAV in the same class of shares of the Fund. Dividends and distributions to shareholders are determined in accordance with federal income tax regulations and may differ from determinations using GAAP.
(E) Security Transactions and Investment Income.  The Fund records security transactions on the trade date. Realized gains and losses on security transactions are determined using the identified cost method. Dividend income is recognized on the ex-dividend date, net of any foreign tax withheld at the source, and interest income is accrued as earned using the effective interest rate method. Distributions received from real estate investment trusts may be classified as dividends, capital gains and/or return of capital.
Investment income and realized and unrealized gains and losses on investments of the Fund are allocated pro rata to the separate classes of shares based upon their relative net assets on the date the income is earned or realized and unrealized gains and losses are incurred.
(F) Expenses.  Expenses of the Trust are allocated to the individual Funds in proportion to the net assets of the respective Funds when the expenses are incurred, except where direct allocations of expenses can be made. Expenses (other than transfer agent expenses and fees incurred under the shareholder services plans and/or the distribution plans further discussed in Note 3(B)) are allocated to separate classes of shares pro rata based upon their relative net assets on the date the expenses are incurred. The expenses borne by the Fund, including those of related parties to the Fund, are shown in the Statement of Operations.
Additionally, the Fund may invest in mutual funds, which are subject to management fees and other fees that may cause the costs of investing in mutual funds to be greater than the costs of owning the underlying securities directly. These indirect expenses of mutual funds are not included in the amounts shown as expenses in the Statement of Operations or in the expense ratios included in the Financial Highlights.
(G) Use of Estimates.  In preparing financial statements in conformity with GAAP, the Manager makes estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results could differ from those estimates and assumptions.
(H) Foreign Currency Transactions. The Fund's books and records are maintained in U.S. dollars. Prices of securities denominated in foreign currency amounts are translated into U.S. dollars at the mean between the buying and selling rates last quoted by any major U.S. bank at the following dates:
(i) market value of investment securities, other assets and liabilities— at the valuation date; and
(ii) purchases and sales of investment securities, income and expenses—at the date of such transactions.
The assets and liabilities that are denominated in foreign currency amounts are presented at the exchange rates and market values at the close of the period. The realized and unrealized changes in net assets arising from fluctuations in exchange rates and market prices of securities are not separately presented.
Net realized gain (loss) on foreign currency transactions represents net currency gains or losses realized as a result of differences between the amounts of securities sale proceeds or purchase cost, dividends, interest and withholding taxes as recorded on the Fund's books, and the U.S. dollar equivalent amount actually received or paid. Net currency gains or losses from valuing such foreign currency denominated assets and liabilities, other than investments at valuation date exchange rates, are reflected in unrealized foreign exchange gains or losses.
(I) Securities Lending. In order to realize additional income, the Fund may engage in securities lending, subject to the limitations set forth in the 1940 Act and relevant guidance by the staff of the Securities and Exchange Commission (“SEC”). If the Fund engages in securities lending, the Fund will lend through its custodian, JPMorgan Chase Bank, N.A., ("JPMorgan"), acting as securities lending agent on behalf of the Fund. Under the current arrangement, JPMorgan will manage the Fund's collateral in accordance with the securities lending agency agreement between the Fund and JPMorgan, and indemnify the Fund against counterparty risk. The loans will be collateralized by cash (which may be invested in a money market fund) and/or non-cash collateral (which may include U.S. Treasury securities and/or U.S. government agency securities issued or guaranteed by the United States government or its agencies or instrumentalities) at least equal at all times to the market value of the securities loaned. The Fund bears the risk of delay in recovery of, or loss of rights in, the securities loaned. The Fund may also record a realized gain or loss on securities deemed sold due to a borrower’s inability to return securities on loan. The Fund bears the risk of any loss on investment of cash collateral. The Fund will receive compensation for lending its securities in the form of fees or it will retain a portion of interest earned on the investment of any cash collateral. The Fund will also continue to receive interest and dividends on the securities loaned and any gain or loss in the market price of the securities loaned that may occur during the term of the loan will be for the account of the Fund. Income earned from securities lending activities, if any, is reflected in the Statement of Operations. Securities on loan as of October 31, 2021, are shown in the Portfolio of Investments.
Prior to November 23, 2020, these services were provided by State Street Bank and Trust Company (“State Street”).
(J) Foreign Securities Risk.  The Fund may invest in foreign securities, which carry certain risks that are in addition to the usual risks inherent in domestic securities. These risks include those resulting from currency fluctuations, future adverse political or economic developments and possible imposition of currency exchange blockages or other foreign governmental laws or restrictions. These risks are likely to be greater in emerging markets than in developed markets. The ability of issuers of debt securities held by the Fund to meet their obligations may be affected

26	MainStay MacKay International Equity Fund

by, among other things, economic or political developments in a specific country, industry or region.
(K) Indemnifications.  Under the Trust’s organizational documents, its officers and trustees are indemnified against certain liabilities that may arise out of performance of their duties to the Trust. Additionally, in the normal course of business, the Fund enters into contracts with third-party service providers that contain a variety of representations and warranties and that may provide general indemnifications. The Fund's maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Fund that have not yet occurred. The Manager believes that the risk of loss in connection with these potential indemnification obligations is remote. However, there can be no assurance that material liabilities related to such obligations will not arise in the future, which could adversely impact the Fund.
Note 3–Fees and Related Party Transactions
(A) Manager and Subadvisor. New York Life Investments, a registered investment adviser and an indirect, wholly-owned subsidiary of New York Life Insurance Company ("New York Life"), serves as the Fund's Manager, pursuant to an Amended and Restated Management Agreement ("Management Agreement"). The Manager provides offices, conducts clerical, recordkeeping and bookkeeping services and keeps most of the financial and accounting records required to be maintained by the Fund. Except for the portion of salaries and expenses that are the responsibility of the Fund, the Manager pays the salaries and expenses of all personnel affiliated with the Fund and certain operational expenses of the Fund. The Fund reimburses New York Life Investments in an amount equal to the portion of the compensation of the Chief Compliance Officer attributable to the Fund. MacKay Shields LLC ("MacKay Shields" or the "Subadvisor"), a registered investment adviser and an indirect, wholly-owned subsidiary of New York Life, serves as Subadvisor to the Fund and is responsible for the day-to-day portfolio management of the Fund. Pursuant to the terms of an Amended and Restated Subadvisory Agreement ("Subadvisory Agreement") between New York Life Investments and MacKay Shields, New York Life Investments pays for the services of the Subadvisor.
Pursuant to the Management Agreement, the Fund pays the Manager a monthly fee for the services performed and the facilities furnished at an annual rate of the Fund’s average daily net assets as follows: 0.89% up to $500 million; and 0.85% in excess of $500 million. During the year ended October 31, 2021, the effective management fee rate was 0.89% of the Fund’s average daily net assets, exclusive of any applicable waivers/reimbursements.
New York Life Investments has contractually agreed to waive fees and/or reimburse expenses so that Total Annual Fund Operating Expenses (excluding taxes, interest, litigation, extraordinary expenses, brokerage and other transaction expenses relating to the purchase or sale of portfolio investments and acquired (underlying) fund fees and expenses) do not exceed the following percentages of daily net assets: Class I, 0.85% and Class R6, 0.83%. New York Life Investments will apply an equivalent waiver or reimbursement, in an equal number of basis points of the Class R6 shares waiver/reimbursement to the Class A, Investor Class, Class B, Class C, Class R1, Class R2 and Class R3 shares. This agreement will remain in effect until February 28, 2022, and shall renew automatically for one-year terms unless New York Life Investments provides written notice of termination prior to the start of the next term or upon approval of the Board.
New York Life Investments has agreed to voluntarily waive fees and/or reimburse expenses of the appropriate class of the Fund so that Total Annual Fund Operating Expenses (excluding taxes, interest, litigation, extraordinary expenses, brokerage and other transaction expenses relating to the purchase and sale of portfolio investments, and acquired (underlying) fund fees and expenses) of a class do not exceed the following percentages of average daily net assets: Investor Class, 1.85%; Class B, 2.60%; and Class C, 2.60%. These voluntary waivers or reimbursements may be discontinued at any time without notice.
During the year ended October 31, 2021, New York Life Investments earned fees from the Fund in the amount of $3,622,937 and waived fees and/or reimbursed expenses in the amount of $652,212 and paid the Subadvisor fees in the amount of $1,482,429.
JPMorgan provides sub-administration and sub-accounting services to the Fund pursuant to an agreement with New York Life Investments. These services include calculating the daily NAVs of the Fund, maintaining the general ledger and sub-ledger accounts for the calculation of the Fund's NAVs, and assisting New York Life Investments in conducting various aspects of the Fund's administrative operations. For providing these services to the Fund, JPMorgan is compensated by New York Life Investments.
Prior to November 23, 2020, these services were provided by State Street.
Pursuant to an agreement between the Trust and New York Life Investments, New York Life Investments is responsible for providing or procuring certain regulatory reporting services for the Fund. The Fund will reimburse New York Life Investments for the actual costs incurred by New York Life Investments in connection with providing or procuring these services for the Fund.
(B) Distribution and Service Fees.  The Trust, on behalf of the Fund, has entered into a distribution agreement with NYLIFE Distributors LLC (the “Distributor”), an affiliate of New York Life Investments. The Fund has adopted distribution plans (the “Plans”) in accordance with the provisions of Rule 12b-1 under the 1940 Act.
Pursuant to the Class A, Investor Class and Class R2 Plans, the Distributor receives a monthly fee from the Class A, Investor Class and Class R2 shares at an annual rate of 0.25% of the average daily net assets of the Class A, Investor Class and Class R2 shares for distribution and/or service activities as designated by the Distributor. Pursuant to the Class B and Class C Plans, Class B and Class C shares pay the Distributor a monthly distribution fee at an annual rate of 0.75% of the average daily net assets of the Class B and Class C shares, along with a
27

Notes to Financial Statements (continued)
service fee at an annual rate of 0.25% of the average daily net assets of the Class B and Class C shares, for a total 12b-1 fee of 1.00%. Pursuant to the Class R3 Plan, Class R3 shares pay the Distributor a monthly distribution fee at an annual rate of 0.25% of the average daily net assets of the Class R3 shares, along with a service fee at an annual rate of 0.25% of the average daily net assets of the Class R3 shares, for a total 12b-1 fee of 0.50%. Class I, Class R1 and Class R6 shares are not subject to a distribution and/or service fee.
The Plans provide that the distribution and service fees are payable to the Distributor regardless of the amounts actually expended by the Distributor for distribution of the Fund's shares and service activities.
In accordance with the Shareholder Services Plans for the Class R1, Class R2 and Class R3 shares, the Manager has agreed to provide, through its affiliates or independent third parties, various shareholder and administrative support services to shareholders of the Class R1, Class R2 and Class R3 shares. For its services, the Manager, its affiliates or independent third-party service providers are entitled to a shareholder service fee accrued daily and paid monthly at an annual rate of 0.10% of the average daily net assets of the Class R1, Class R2 and Class R3 shares. This is in addition to any fees paid under the Class R2 and Class R3 Plans.
During the year ended October 31, 2021, shareholder service fees incurred by the Fund were as follows:

Class R1	$ 165
Class R2	505
Class R3	1,314
(C) Sales Charges.  The Fund was advised by the Distributor that the amount of initial sales charges retained on sales of Class A and Investor Class shares during the year ended October 31, 2021, were $14,279 and $4,031, respectively.
The Fund was also advised that the Distributor retained CDSCs on redemptions of Class A, Investor Class, Class B and Class C shares during the year ended October 31, 2021, of $1,366, $1, $915 and $398, respectively.
(D) Transfer, Dividend Disbursing and Shareholder Servicing Agent. NYLIM Service Company LLC, an affiliate of New York Life Investments, is the Fund's transfer, dividend disbursing and shareholder servicing agent pursuant to an agreement between NYLIM Service Company LLC and the Trust. NYLIM Service Company LLC has entered into an agreement with DST Asset Manager Solutions, Inc. ("DST"), pursuant to which DST performs certain transfer agent services on behalf of NYLIM Service Company LLC. New York Life Investments has contractually agreed to limit the transfer agency expenses charged to the Fund’s share classes to a maximum of 0.35% of that share class’s average daily net assets on an annual basis after deducting any applicable Fund or class-level expense reimbursement or small account fees. This agreement will remain in effect until February 28, 2022, and shall renew automatically for one-year terms unless New York Life Investments provides written notice of termination prior to the start of the next term or upon approval of the Board. During the year ended October 31, 2021, transfer agent expenses incurred by the Fund and any reimbursements, pursuant to the aforementioned Transfer Agency expense limitation agreement, were as follows:
Class	Expense	Waived
Class A	$ 83,243	$—
Investor Class	113,387	—
Class B	11,704	—
Class C	13,429	—
Class I	48,981	—
Class R1	174	—
Class R2	542	—
Class R3	1,398	—
Class R6	9,980	—
(E) Small Account Fee.  Shareholders with small accounts adversely impact the cost of providing transfer agency services. In an effort to reduce total transfer agency expenses, the Fund has implemented a small account fee on certain types of accounts. As described in the Fund's prospectus, certain shareholders with an account balance of less than $1,000 ($5,000 for Class A share accounts) are charged an annual per account fee of $20 (assessed semi-annually), the proceeds from which offset transfer agent fees as reflected in the Statement of Operations. This small account fee will not apply to certain types of accounts as described further in the Fund’s prospectus.

(F) Investments in Affiliates (in 000’s).  During the year ended October 31, 2021, purchases and sales transactions, income earned from investments and shares held of investment companies managed by New York Life Investments or its affiliates were as follows:
Affiliated Investment Companies	Value, Beginning of Year	Purchases at Cost	Proceeds from Sales	Net Realized Gain/(Loss) on Sales	Change in Unrealized Appreciation/ (Depreciation)	Value, End of Year	Dividend Income	Other Distributions	Shares End of Year
MainStay U.S. Government Liquidity Fund	$ 565	$ 28,110	$ (28,064)	$ —	$ —	$ 611	$ —(a)	$ —	611

(a)	Less than $500.
28	MainStay MacKay International Equity Fund

(G) Capital. As of October 31, 2021, New York Life and its affiliates beneficially held shares of the Fund with the values and percentages of net assets as follows:
Class I	$ 17,676,326	32.8%
Class R6	211,720,188	78.3
Note 4-Federal Income Tax
As of October 31, 2021, the cost and unrealized appreciation (depreciation) of the Fund’s investment portfolio, including applicable derivative contracts and other financial instruments, as determined on a federal income tax basis, were as follows:
	Federal Tax Cost	Gross Unrealized Appreciation	Gross Unrealized (Depreciation)	Net Unrealized Appreciation/ (Depreciation)
Investments in Securities	$352,795,388	$95,833,501	$(3,557,009)	$92,276,492
As of October 31, 2021, the components of accumulated gain (loss) on a tax basis were as follows:
Ordinary income	Accumulated Capital and Other Gain (Loss)	Unrealized Appreciation (Depreciation)	Total Accumulated Gain (Loss)
$22,636,720	$33,444,767	$91,987,501	$148,068,988
The difference between book-basis and tax-basis unrealized appreciation (depreciation) is primarily due to wash sale adjustments and Passive Foreign Investment Company (“PFIC”) adjustments.
The following table discloses the current year reclassifications between total distributable earnings (loss) and additional paid-in capital arising from permanent differences; net assets as of October 31, 2021 were not affected.
Total Distributable Earnings (Loss)	Additional Paid-In Capital
$(3,023,988)	$3,023,988
The reclassifications for the Fund are primarily due to equalization.
During the years ended October 31, 2021 and October 31, 2020, the tax character of distributions paid as reflected in the Statements of Changes in Net Assets was as follows:
	2021	2020
Distributions paid from:
Ordinary Income	$ 8,006,740	$ 1,693,597
Long-Term Capital Gains	5,547,764	8,715,133
Total	$13,554,504	$10,408,730
Note 5–Custodian
JPMorgan is the custodian of cash and securities held by the Fund. Custodial fees are charged to the Fund based on the Fund's net assets and/or the market value of securities held by the Fund and the number of certain transactions incurred by the Fund.
Prior to November 23, 2020, these services were provided by State Street. The services provided by State Street were a direct expense of the Fund and are included in the Statement of Operations as Custodian fees which totaled $6,213 for the period November 1, 2020 through November 22, 2020.
Note 6–Line of Credit
The Fund and certain other funds managed by New York Life Investments maintain a line of credit with a syndicate of banks in order to secure a source of funds for temporary purposes to meet unanticipated or excessive redemption requests.
Effective July 27, 2021, under the credit agreement (the “Credit Agreement”), the aggregate commitment amount is $600,000,000 with an additional uncommitted amount of $100,000,000. The commitment fee is an annual rate of 0.15% of the average commitment amount payable quarterly, regardless of usage, to JPMorgan, who serves as the agent to the syndicate. The commitment fee is allocated among the Fund and certain other funds managed by New York Life Investments based upon their respective net assets and other factors. Interest on any revolving credit loan is charged based upon the Federal Funds Rate or the one-month London Interbank Offered Rate (“LIBOR”), whichever is higher. The Credit Agreement expires on July 26, 2022, although the Fund, certain other funds managed by New York Life Investments and the syndicate of banks may renew the Credit Agreement for an additional year on the same or different terms or enter into a credit agreement with a different syndicate of banks. Prior to July 27, 2021, the aggregate commitment amount and the commitment fee were the same as those under the current Credit Agreement. During the year ended October 31, 2021, there were no borrowings made or outstanding with respect to the Fund under the Credit Agreement.
Note 7–Interfund Lending Program
Pursuant to an exemptive order issued by the SEC, the Fund, along with certain other funds managed by New York Life Investments, may participate in an interfund lending program. The interfund lending program provides an alternative credit facility that permits the Fund and certain other funds managed by New York Life Investments to lend or borrow money for temporary purposes directly to or from one another, subject to the conditions of the exemptive order. During the year ended October 31, 2021, there were no interfund loans made or outstanding with respect to the Fund.

29

Notes to Financial Statements (continued)
Note 8–Purchases and Sales of Securities (in 000’s)
During the year ended October 31, 2021, purchases and sales of securities, other than short-term securities, were $394,317 and $392,458, respectively.
Note 9–Capital Share Transactions
Transactions in capital shares for the years ended October 31, 2021 and October 31, 2020, were as follows:
Class A	Shares	Amount
Year ended October 31, 2021:
Shares sold	439,982	$ 9,546,189
Shares issued to shareholders in reinvestment of distributions	122,230	2,462,926
Shares redeemed	(481,241)	(10,442,551)
Net increase (decrease) in shares outstanding before conversion	80,971	1,566,564
Shares converted into Class A (See Note 1)	301,169	6,650,481
Shares converted from Class A (See Note 1)	(115)	(2,340)
Net increase (decrease)	382,025	$ 8,214,705
Year ended October 31, 2020:
Shares sold	305,883	$ 5,330,979
Shares issued to shareholders in reinvestment of distributions	95,951	1,698,341
Shares redeemed	(600,551)	(10,083,501)
Net increase (decrease) in shares outstanding before conversion	(198,717)	(3,054,181)
Shares converted into Class A (See Note 1)	223,664	4,030,614
Shares converted from Class A (See Note 1)	(5,124)	(79,523)
Net increase (decrease)	19,823	$ 896,910

Investor Class	Shares	Amount
Year ended October 31, 2021:
Shares sold	53,338	$ 1,151,658
Shares issued to shareholders in reinvestment of distributions	44,113	877,859
Shares redeemed	(92,836)	(1,997,436)
Net increase (decrease) in shares outstanding before conversion	4,615	32,081
Shares converted into Investor Class (See Note 1)	22,666	486,379
Shares converted from Investor Class (See Note 1)	(284,938)	(6,205,441)
Net increase (decrease)	(257,657)	$ (5,686,981)
Year ended October 31, 2020:
Shares sold	83,420	$ 1,384,378
Shares issued to shareholders in reinvestment of distributions	37,405	656,557
Shares redeemed	(147,323)	(2,489,350)
Net increase (decrease) in shares outstanding before conversion	(26,498)	(448,415)
Shares converted into Investor Class (See Note 1)	27,800	458,079
Shares converted from Investor Class (See Note 1)	(208,691)	(3,739,070)
Net increase (decrease)	(207,389)	$ (3,729,406)

Class B	Shares	Amount
Year ended October 31, 2021:
Shares sold	2,841	$ 51,762
Shares issued to shareholders in reinvestment of distributions	6,071	104,666
Shares redeemed	(19,104)	(357,112)
Net increase (decrease) in shares outstanding before conversion	(10,192)	(200,684)
Shares converted from Class B (See Note 1)	(30,867)	(579,598)
Net increase (decrease)	(41,059)	$ (780,282)
Year ended October 31, 2020:
Shares sold	1,072	$ 15,470
Shares issued to shareholders in reinvestment of distributions	6,316	97,267
Shares redeemed	(39,599)	(579,400)
Net increase (decrease) in shares outstanding before conversion	(32,211)	(466,663)
Shares converted from Class B (See Note 1)	(41,338)	(610,299)
Net increase (decrease)	(73,549)	$ (1,076,962)

30	MainStay MacKay International Equity Fund

Class C	Shares	Amount
Year ended October 31, 2021:
Shares sold	9,708	$ 182,118
Shares issued to shareholders in reinvestment of distributions	7,760	133,783
Shares redeemed	(62,839)	(1,151,894)
Net increase (decrease) in shares outstanding before conversion	(45,371)	(835,993)
Shares converted from Class C (See Note 1)	(18,849)	(349,481)
Net increase (decrease)	(64,220)	$ (1,185,474)
Year ended October 31, 2020:
Shares sold	17,456	$ 265,182
Shares issued to shareholders in reinvestment of distributions	7,668	118,089
Shares redeemed	(95,370)	(1,445,206)
Net increase (decrease) in shares outstanding before conversion	(70,246)	(1,061,935)
Shares converted from Class C (See Note 1)	(4,412)	(64,219)
Net increase (decrease)	(74,658)	$ (1,126,154)

Class I	Shares	Amount
Year ended October 31, 2021:
Shares sold	508,899	$ 11,312,447
Shares issued to shareholders in reinvestment of distributions	71,624	1,454,680
Shares redeemed	(274,230)	(6,066,101)
Net increase (decrease)	306,293	$ 6,701,026
Year ended October 31, 2020:
Shares sold	176,080	$ 3,133,855
Shares issued to shareholders in reinvestment of distributions	80,878	1,438,833
Shares redeemed	(815,405)	(13,551,566)
Net increase (decrease) in shares outstanding before conversion	(558,447)	(8,978,878)
Shares converted into Class I (See Note 1)	232	4,418
Net increase (decrease)	(558,215)	$ (8,974,460)

Class R1	Shares	Amount
Year ended October 31, 2021:
Shares sold	977	$ 21,179
Shares issued to shareholders in reinvestment of distributions	287	5,793
Shares redeemed	(2,424)	(53,729)
Net increase (decrease)	(1,160)	$ (26,757)
Year ended October 31, 2020:
Shares sold	1,016	$ 17,294
Shares issued to shareholders in reinvestment of distributions	478	8,457
Shares redeemed	(9,157)	(160,158)
Net increase (decrease)	(7,663)	$ (134,407)

Class R2	Shares	Amount
Year ended October 31, 2021:
Shares sold	787	$ 16,945
Shares issued to shareholders in reinvestment of distributions	697	14,076
Shares redeemed	(15,737)	(367,300)
Net increase (decrease)	(14,253)	$ (336,279)
Year ended October 31, 2020:
Shares sold	1,521	$ 26,460
Shares issued to shareholders in reinvestment of distributions	501	8,885
Shares redeemed	(1,949)	(34,210)
Net increase (decrease)	73	$ 1,135

Class R3	Shares	Amount
Year ended October 31, 2021:
Shares sold	9,642	$ 204,513
Shares issued to shareholders in reinvestment of distributions	2,389	47,594
Shares redeemed	(34,705)	(776,187)
Net increase (decrease)	(22,674)	$ (524,080)
Year ended October 31, 2020:
Shares sold	14,635	$ 248,807
Shares issued to shareholders in reinvestment of distributions	1,793	31,478
Shares redeemed	(21,410)	(336,531)
Net increase (decrease)	(4,982)	$ (56,246)

Class R6	Shares	Amount
Year ended October 31, 2021:
Shares sold	982,195	$ 21,948,868
Shares issued to shareholders in reinvestment of distributions	413,514	8,406,730
Shares redeemed	(1,021,160)	(22,749,140)
Net increase (decrease)	374,549	$ 7,606,458
Year ended October 31, 2020:
Shares sold	1,496,857	$ 26,866,856
Shares issued to shareholders in reinvestment of distributions	354,425	6,312,311
Shares redeemed	(1,215,108)	(20,805,479)
Net increase (decrease)	636,174	$ 12,373,688
Note 10–Other Matters
An outbreak of COVID-19, first detected in December 2019, has developed into a global pandemic and has resulted in travel restrictions, closure of international borders, certain businesses and securities markets, restrictions on securities trading activities, prolonged quarantines, supply chain disruptions, and lower consumer demand, as well as general concern and uncertainty. The continued impact of COVID-19 and related new variants is uncertain and could further adversely affect the global economy, national economies, individual issuers and capital markets in unforeseeable ways and result in a
31

Notes to Financial Statements (continued)
substantial and extended economic downturn. Developments that disrupt global economies and financial markets, such as COVID-19, may magnify factors that affect the Fund's performance.
Note 11–Subsequent Events
In connection with the preparation of the financial statements of the Fund as of and for the year ended October 31, 2021, events and transactions subsequent to October 31, 2021, through the date the financial statements were issued have been evaluated by the Manager for possible adjustment and/or disclosure. No subsequent events requiring financial statement adjustment or disclosure have been identified.
32	MainStay MacKay International Equity Fund

Report of Independent Registered Public Accounting Firm
To the Shareholders of the Fund and Board of Trustees
The MainStay Funds:
Opinion on the Financial Statements
We have audited the accompanying statement of assets and liabilities of MainStay MacKay International Equity Fund (the Fund), one of the funds constituting The MainStay Funds, including the portfolio of investments, as of October 31, 2021, the related statement of operations for the year then ended, the statements of changes in net assets for each of the years in the two-year period then ended, and the related notes (collectively, the financial statements) and the financial highlights for each of the years or periods in the five-year period then ended. In our opinion, the financial statements and financial highlights present fairly, in all material respects, the financial position of the Fund as of October 31, 2021, the results of its operations for the year then ended, the changes in its net assets for each of the years in the two-year period then ended, and the financial highlights for each of the years or periods in the five-year period then ended, in conformity with U.S. generally accepted accounting principles.
Basis for Opinion
These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.
We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement, whether due to error or fraud. Our audits included performing procedures to assess the risks of material misstatement of the financial statements and financial highlights, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements and financial highlights. Such procedures also included confirmation of securities owned as of October 31, 2021, by correspondence with custodians, the transfer agent, and brokers or by other appropriate auditing procedures when replies from brokers were not received. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements and financial highlights. We believe that our audits provide a reasonable basis for our opinion.
We have served as the auditor of one or more New York Life Investment Management investment companies since 2003.
Philadelphia, Pennsylvania
December 24, 2021
33

Federal Income Tax
Information   (Unaudited)
The Fund is required under the Internal Revenue Code to advise shareholders in a written statement as to the federal tax status of dividends paid by the Fund during such fiscal years. Accordingly, the Fund paid $5,547,764 as long term capital gain distributions.
For the fiscal year ended October 31, 2021, the Fund designated approximately $3,480,187 under the Internal Revenue Code as qualified dividend income eligible for reduced tax rates.
In accordance with federal tax law, the Fund elected to provide each shareholder with their portion of the Fund’s foreign taxes paid and the income sourced from foreign countries. Accordingly, the Fund made the following designations regarding its fiscal year ended October 31, 2021:
•    the total amount of taxes credited to foreign countries was $942,124.
•    the total amount of income sourced from foreign countries was $4,541,116.
In February 2022, shareholders will receive an IRS Form 1099-DIV or substitute Form 1099, which will show the federal tax status of the distributions received by shareholders in calendar year 2021. The amounts that will be reported on such 1099-DIV or substitute Form 1099 will be the amounts you are to use on your federal income tax return and will differ from the amounts which we must report for the Fund's fiscal year ended October 31, 2021.
Proxy Voting Record
The Fund is required to file with the SEC its proxy voting records for the 12-month period ending June 30 on Form N-PX. The most recent Form N-PX or proxy voting record is available free of charge upon request by calling 800-624-6782; visiting the MainStay Funds’ website at newyorklifeinvestments.com; or visiting the SEC’s website at www.sec.gov.
Shareholder Reports and Quarterly Portfolio Disclosure
The Fund is required to file its complete schedule of portfolio holdings with the SEC 60 days after its first and third fiscal quarter on Form N-PORT. The Fund's holdings report is available free of charge upon request by calling New York Life Investments at 800-624-6782.
34	MainStay MacKay International Equity Fund

Board of Trustees and Officers (Unaudited)
The Trustees and officers of the Fund are listed below. The Board oversees the MainStay Group of Funds (which consists of MainStay Funds and MainStay Funds Trust), MainStay VP Funds Trust, MainStay MacKay DefinedTerm Municipal Opportunities Fund, MainStay CBRE Global Infrastructure Megatrends Fund, the Manager and the Subadvisors, and elects the officers of the Funds who are responsible for the day-to-day operations of the Fund. Information pertaining to the Trustees and officers is set forth below. Each Trustee serves until his or her successor is elected and qualified or until his or her resignation, death or removal. Under the Board’s retirement policy, unless an exception is made, a Trustee must tender his or her resignation by the end of the calendar year during which he or she reaches the age of 75. Mr. Nolan reached the age of 75 during the calendar year 2021. Accordingly, Mr. Nolan is expected to serve until the end of calendar year 2021, at which time he intends to retire. Additionally, Ms. Hammond was appointed as a Trustee of the Fund effective as of Mr. Nolan's retirement. Officers are elected annually by the Board. The business address of each Trustee and officer listed below is 51 Madison Avenue, New York, New York 10010. A majority of the Trustees are not “interested persons” (as defined by the 1940 Act and rules adopted by the SEC thereunder) of the Fund (“Independent Trustees”).
Name and Year of Birth	Term of Office, Position(s) Held and Length of Service	Principal Occupation(s) During Past Five Years	Number of Portfolios in Fund Complex Overseen by Trustee	Other Directorships Held by Trustee

Yie-Hsin Hung* 1962	MainStay Funds: Trustee since 2017; MainStay Funds Trust: Trustee since 2017	Senior Vice President of New York Life since joining in 2010, Member of the Executive Management Committee since 2017, Chief Executive Officer, New York Life Investment Management Holdings LLC & New York Life Investment Management LLC since 2015. Senior Managing Director and Co-President of New York Life Investment Management LLC from January 2014 to May 2015. Previously held positions of increasing responsibility, including head of NYLIM International, Alternative Growth Businesses, and Institutional investments since joining New York Life in 2010	78	MainStay VP Funds Trust:
Trustee since 2017 (31 portfolios);
MainStay MacKay DefinedTerm Municipal Opportunities Fund: Trustee
since 2017; and
MainStay CBRE Global Infrastructure Megatrends Fund: Trustee
since June 2021
*	This Trustee is considered to be an “interested person” of the MainStay Group of Funds, MainStay VP Funds Trust and MainStay MacKay DefinedTerm Municipal Opportunities Fund, within the meaning of the 1940 Act because of her affiliation with New York Life Insurance Company, New York Life Investment Management LLC, Candriam Belgium S.A., Candriam Luxembourg S.C.A., IndexIQ Advisors LLC, MacKay Shields LLC, NYL Investors LLC, NYLIFE Securities LLC and/or NYLIFE Distributors LLC, as described in detail above in the column entitled “Principal Occupation(s) During Past Five Years.”

Interested Trustee
35

Board of Trustees and Officers (Unaudited) (continued)
Name and Year of Birth	Term of Office, Position(s) Held and Length of Service	Principal Occupation(s) During Past Five Years	Number of Portfolios in Fund Complex Overseen by Trustee	Other Directorships Held by Trustee

David H. Chow 1957	MainStay Funds: Trustee since 2016, Advisory Board Member (June 2015 to December 2015); MainStay Funds Trust: Trustee since 2016, Advisory Board Member (June 2015 to December 2015)	Founder and CEO, DanCourt Management, LLC since 1999	78	MainStay VP Funds Trust: Trustee since 2016, Advisory Board Member (June 2015 to December 2015) (31 portfolios);
MainStay MacKay DefinedTerm Municipal Opportunities Fund: Trustee since 2016, Advisory Board Member (June 2015 to December 2015);
				MainStay CBRE Global Infrastructure Megatrends Fund: Trustee since June 2021; Market Vectors Group of Exchange-Traded Funds: Independent Chairman of the Board of Trustees since 2008 and Trustee since 2006 (56 portfolios); and Berea College of Kentucky: Trustee since 2009, Chair of the Investment Committee since 2018
Susan B. Kerley 1951	MainStay Funds: Chairman since 2017 and Trustee since 2007; MainStay Funds Trust: Chairman since 2017 and Trustee since 1990**	President, Strategic Management Advisors LLC since 1990	78	MainStay VP Funds Trust: Chairman since January 2017 and Trustee since 2007 (31 portfolios)***;
MainStay MacKay DefinedTerm Municipal Opportunities Fund: Chairman since 2017 and Trustee since 2011;
				MainStay CBRE Global Infrastructure Megatrends Fund: Trustee since June 2021; and Legg Mason Partners Funds: Trustee since 1991 (45 portfolios)
Alan R. Latshaw 1951	MainStay Funds: Trustee; MainStay Funds Trust: Trustee since 2007**	Retired; Partner, Ernst & Young LLP (2002 to 2003); Partner, Arthur Andersen LLP (1989 to 2002); Consultant to the MainStay Funds Audit and Compliance Committee (2004 to 2006)	78	MainStay VP Funds Trust: Trustee since 2007 (31 portfolios)***;
MainStay MacKay DefinedTerm Municipal Opportunities Fund: Trustee since 2011; and
				MainStay CBRE Global Infrastructure Megatrends Fund: Trustee since June 2021
Richard H. Nolan, Jr. 1946	MainStay Funds: Trustee since 2007; MainStay Funds Trust: Trustee since 2007**	Managing Director, ICC Capital Management since 2004; President—Shields/Alliance, Alliance Capital Management (1994 to 2004)	78	MainStay VP Funds Trust: Trustee since 2006 (31 portfolios)***; and MainStay MacKay DefinedTerm Municipal Opportunities Fund: Trustee since 2011
Jacques P. Perold 1958	MainStay Funds: Trustee since 2016, Advisory Board Member (June 2015 to December 2015); MainStay Funds Trust: Trustee since 2016, Advisory Board Member (June 2015 to December 2015)	Founder and Chief Executive Officer, Capshift Advisors LLC (Since 2018); President, Fidelity Management & Research Company (2009 to 2014); President and Chief Investment Officer, Geode Capital Management, LLC (2001 to 2009)	78	MainStay VP Funds Trust: Trustee since 2016, Advisory Board Member (June 2015 to December 2015) (31 portfolios);
MainStay MacKay DefinedTerm Municipal Opportunities Fund: Trustee since 2016, Advisory Board Member (June 2015 to December 2015);
MainStay CBRE Global Infrastructure Megatrends Fund: Trustee since June 2021; Partners in Health: Trustee since 2019; Allstate Corporation: Director since 2015;
				and MSCI, Inc.: Director since 2017
Independent Trustees
36	MainStay MacKay International Equity Fund

Name and Year of Birth	Term of Office, Position(s) Held and Length of Service	Principal Occupation(s) During Past Five Years	Number of Portfolios in Fund Complex Overseen by Trustee	Other Directorships Held by Trustee

Richard S. Trutanic 1952	MainStay Funds: Trustee since 1994; MainStay Funds Trust: Trustee since 2007**	Chairman and Chief Executive Officer, Somerset & Company (financial advisory firm) since 2004; Managing Director, The Carlyle Group (private investment firm) (2002 to 2004); Senior Managing Director, Partner and Board Member, Groupe Arnault S.A. (private investment firm) (1999 to 2002)	78	MainStay VP Funds Trust: Trustee since 2007 (31 portfolios)***;
MainStay MacKay DefinedTerm Municipal Opportunities Fund: Trustee since 2011; and MainStay CBRE Global Infrastructure Megatrends Fund; Trustee since June 2021
**	Includes prior service as a Director/Trustee of certain predecessor entities to MainStay Funds Trust.
***	Includes prior service as a Director of MainStay VP Series Fund, Inc., the predecessor to MainStay VP Funds Trust.

Name and Year of Birth	Term of Office, Position(s) Held and Length of Service	Principal Occupation(s) During Past Five Years	Number of Portfolios in Fund Complex Overseen by Trustee	Other Directorships Held by Trustee

Karen Hammond 1956	MainStay Funds: Advisory Board Member since June 2021; MainStay Funds Trust: Advisory Board Member since June 2021	Retired, Managing Director, Devonshire Investors (2007 to 2013); Senior Vice President, Fidelity Management & Research Co. (2005 to 2007); Senior Vice President and Corporate Treasurer, FMR Corp. (2003 to 2005); Chief Operating Officer, Fidelity Investments Japan (2001 to 2003)	78	MainStay VP Funds Trust: Advisory Board Member since June 2021 (31 portfolios);
MainStay MacKay DefinedTerm Municipal Opportunities Fund: Advisory Board Member since June 2021;
MainStay CBRE Global Infrastructure Megatrends Fund: Advisory Board Member since June 2021;
Two Harbors Investment Corp: Trustee since 2018, Chair of the Special Committee since 2019; Rhode Island School of Design: Trustee and Chair of the Finance Committee since 2015
Advisory Board Member	Independent Trustees
37

Board of Trustees and Officers (Unaudited) (continued)
Name and Year of Birth	Position(s) Held and Length of Service	Principal Occupation(s) During Past Five Years

Kirk C. Lehneis 1974	President, MainStay Funds, MainStay Funds Trust since 2017	Chief Operating Officer and Senior Managing Director since 2016, New York Life Investment Management LLC; Chairman of the Board since 2017, NYLIFE Distributors LLC; Chairman of the Board, NYLIM Service Company LLC since 2017; Trustee, President and Principal Executive Officer of IndexIQ Trust, IndexIQ ETF Trust and IndexIQ Active ETF Trust since January 2018; President, MainStay MacKay DefinedTerm Municipal Opportunities Fund and MainStay VP Funds Trust since 2017** and MainStay CBRE Global Infrastructure Megatrends Fund since June 2021; Senior Managing Director, Global Product Development (2015 to 2016); Managing Director, Product Development (2010 to 2015), New York Life Investment Management LLC
Jack R. Benintende 1964	Treasurer and Principal Financial and Accounting Officer, MainStay Funds since 2007, MainStay Funds Trust since 2009	Managing Director, New York Life Investment Management LLC since 2007; Treasurer and Principal Financial and Accounting Officer, MainStay MacKay DefinedTerm Municipal Opportunities Fund since 2011, MainStay VP Funds Trust since 2007** and MainStay CBRE Global Infrastructure Megatrends Fund since June 2021; and Assistant Treasurer, New York Life Investment Management Holdings LLC (2008 to 2012)
J. Kevin Gao 1967	Secretary and Chief Legal Officer, MainStay Funds and MainStay Funds Trust since 2010	Managing Director and Associate General Counsel, New York Life Investment Management LLC since 2010; Secretary and Chief Legal Officer, MainStay MacKay DefinedTerm Municipal Opportunities Fund since 2011, MainStay VP Funds Trust since 2010** and MainStay CBRE Global Infrastructure Megatrends Fund since June 2021
Scott T. Harrington 1959	Vice President— Administration, MainStay Funds since 2005, MainStay Funds Trust since 2009	Managing Director, New York Life Investment Management LLC (including predecessor advisory organizations) since 2000; Member of the Board of Directors, New York Life Trust Company since 2009; Vice President—Administration, MainStay MacKay DefinedTerm Municipal Opportunities Fund since 2011, MainStay VP Funds Trust since 2005** and MainStay CBRE Global Infrastructure Megatrends Fund since June 2021
Kevin M. Bopp 1969	Vice President and Chief Compliance Officer, MainStay Funds and MainStay Funds Trust since 2021 and 2014 to 2020	Vice President and Chief Compliance Officer, New York Life Investments Alternatives LLC and New York Life Investment Management Holdings LLC since 2020; Vice President since 2018 and Chief Compliance Officer since 2016, New York Life Investment Management LLC; Vice President and Chief Compliance Officer, IndexIQ Advisors LLC, IndexIQ Holdings Inc., IndexIQ LLC and IndexIQ Trust since 2017; Director and Associate General Counsel (2011 to 2014) and Vice President and Assistant General Counsel (2010 to 2011), New York Life Investment Management LLC;Vice President and Chief Compliance Officer, MainStay VP Funds Trust and MainStay MacKay DefinedTerm Municipal Opportunities Fund since June 2021 and 2014 to 2020 and MainStay CBRE Global Infrastructure Megatrends Fund since June 2021; Assistant Secretary, MainStay Funds, MainStay Funds Trust and MainStay VP Funds Trust (2010 to 2014)**, MainStay MacKay DefinedTerm Municipal Opportunities Fund (2011 to 2014)
*	The officers listed above are considered to be “interested persons” of the MainStay Group of Funds, MainStay VP Funds Trust and MainStay MacKay DefinedTerm Municipal Opportunities Fund within the meaning of the 1940 Act because of their affiliation with the MainStay Group of Funds, New York Life Insurance Company and/or its affiliates, including New York Life Investment Management LLC, NYLIM Service Company LLC, NYLIFE Securities LLC and/or NYLIFE Distributors LLC, as described in detail in the column captioned “Principal Occupation(s) During Past Five Years.” Officers are elected annually by the Board.
**	Includes prior service as an Officer of MainStay VP Series Fund, Inc., the predecessor to MainStay VP Funds Trust.
Officers of the Trust (Who are not Trustees)*
38	MainStay MacKay International Equity Fund

MainStay Funds
Equity
U.S. Equity
MainStay Epoch U.S. Equity Yield Fund
MainStay MacKay S&P 500 Index Fund
MainStay Winslow Large Cap Growth Fund
MainStay WMC Enduring Capital Fund
MainStay WMC Growth Fund
MainStay WMC Small Companies Fund
MainStay WMC Value Fund
International Equity
MainStay Epoch International Choice Fund
MainStay MacKay International Equity Fund
MainStay WMC International Research Equity Fund
Emerging Markets Equity
MainStay Candriam Emerging Markets Equity Fund
Global Equity
MainStay Epoch Capital Growth Fund
MainStay Epoch Global Equity Yield Fund
Fixed Income
Taxable Income
MainStay Candriam Emerging Markets Debt Fund
MainStay Floating Rate Fund
MainStay MacKay High Yield Corporate Bond Fund
MainStay MacKay Short Duration High Yield Fund
MainStay MacKay Strategic Bond Fund
MainStay MacKay Total Return Bond Fund
MainStay MacKay U.S. Infrastructure Bond Fund
MainStay Short Term Bond Fund
Tax-Exempt Income
MainStay MacKay California Tax Free Opportunities Fund1
MainStay MacKay High Yield Municipal Bond Fund
MainStay MacKay New York Tax Free Opportunities Fund2
MainStay MacKay Short Term Municipal Fund
MainStay MacKay Strategic Municipal Allocation Fund3
MainStay MacKay Tax Free Bond Fund
Money Market
MainStay Money Market Fund
Mixed Asset
MainStay Balanced Fund
MainStay Income Builder Fund
MainStay MacKay Convertible Fund
Speciality
MainStay CBRE Global Infrastructure Fund
MainStay CBRE Real Estate Fund
MainStay Cushing MLP Premier Fund
Asset Allocation
MainStay Conservative Allocation Fund
MainStay Conservative ETF Allocation Fund
MainStay Defensive ETF Allocation Fund
MainStay Equity Allocation Fund
MainStay Equity ETF Allocation Fund
MainStay ESG Multi-Asset Allocation Fund
MainStay Growth Allocation Fund
MainStay Growth ETF Allocation Fund
MainStay Moderate Allocation Fund
MainStay Moderate ETF Allocation Fund

Manager
New York Life Investment Management LLC
New York, New York
Subadvisors
Candriam Belgium S.A.4
Brussels, Belgium
Candriam Luxembourg S.C.A.4
Strassen, Luxembourg
CBRE Investment Management Listed Real Assets LLC
Radnor, Pennsylvania
Cushing Asset Management, LP
Dallas, Texas
Epoch Investment Partners, Inc.
New York, New York
MacKay Shields LLC4
New York, New York
NYL Investors LLC4
New York, New York
Wellington Management Company LLP
Boston, Massachusetts
Winslow Capital Management, LLC
Minneapolis, Minnesota
Legal Counsel
Dechert LLP
Washington, District of Columbia
Independent Registered Public Accounting Firm
KPMG LLP
Philadelphia, Pennsylvania
Distributor
NYLIFE Distributors LLC4
Jersey City, New Jersey
Custodian
JPMorgan Chase Bank, N.A.
New York, New York

  1.
This Fund is registered for sale in AZ, CA, NV, OR, TX, UT, WA and MI (Class A and I shares only), and CO, FL, GA, HI, ID, MA, MD, NH, NJ and NY (Class I shares only).
2.	This Fund is registered for sale in CA, CT, DE, FL, MA, NJ, NY and VT.
3.	Prior to November 30, 2021, the Fund's name was formerly MainStay MacKay Intermediate Tax Free Bond Fund.
4.	An affiliate of New York Life Investment Management LLC.
Not part of the Annual Report

For more information
800-624-6782
newyorklifeinvestments.com
“New York Life Investments” is both a service mark, and the common trade name, of certain investment advisors affiliated with New York Life Insurance Company. The MainStay Funds® are managed by New York Life Investment Management LLC and distributed by NYLIFE Distributors LLC, 30 Hudson Street, Jersey City, NJ 07302, a wholly owned subsidiary of New York Life Insurance Company. NYLIFE Distributors LLC is a Member FINRA/SIPC.
©2021 NYLIFE Distributors LLC. All rights reserved.
1715994MS180-21	MSIE11-12/21
(NYLIM) NL213

MainStay MacKay Strategic Bond Fund
(formerly known as MainStay MacKay Unconstrained Bond Fund)

Message from the President and Annual Report
October 31, 2021
Sign up for e-delivery of your shareholder reports. For full details on e-delivery, including who can participate and what you can receive via e-delivery, please log in to newyorklifeinvestments.com/accounts.
Not FDIC/NCUA Insured	Not a Deposit	May Lose Value	No Bank Guarantee	Not Insured by Any Government Agency

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Message from the President
An improved economic outlook provided support to both the equity and fixed-income markets during the 12-month reporting period ended October 31, 2021, but several factors agitated the markets at times, including inflation concerns, uncertainty about the Federal Reserve’s (“Fed”) policy, the re-emergence of COVID-19, and political standoffs in Washington. While stock markets posted solid gains, bonds finished down somewhat, due largely to a sell-off in U.S. Treasury issues early in the year.
The reporting period began with a dramatic shift in the market environment when the discovery of two COVID-19 vaccine candidates was announced. The $900 billion relief package passed in December also added to investor confidence. On the other hand, late in 2021, government inaction added to market uncertainty as Congress came to a stalemate over the debt ceiling and a $3.5 trillion reconciliation package.
As the reporting period progressed investors became increasingly focused on inflation, and a variety of developments fueled these concerns. Early in 2021, the Fed opted to leave interest rates unchanged, pointing to the low inflation rate. But, mindful of the Fed’s new, more lenient approach to pricing pressures—announced late in 2020—and of sizable fiscal spending enacted in response to the pandemic, investors grew concerned, which led to a sell-off in longer-dated Treasury issues in February and March.
Energy prices continued to rebound from a low point at the height of the pandemic in 2020, and shortages in various sectors, including semiconductors and construction supplies, resulted in rising prices. An anticipated $1+ trillion infrastructure spending bill added to inflation concerns. The Consumer Price Index, a measure of pricing pressures across the economy, ticked up in March, exceeded a 4% annualized rate in April, and remained above 5% through September.
In September, the Fed increased its forecast for inflation in 2021 from 3.4% to 4.2% and its forecast for 2022 from 2.1% to 2.2%. After the reporting period, Fed officials announced that a reduction in the Fed's bond purchasing program would begin in November 2021.
In fixed-income markets, these concerns and the sell-off in issues of longer-term Treasury bonds weighed on investment grade corporate bonds. Early in the reporting period, they performed well as the economic outlook improved, but pricing pressures and uncertainty about when the Fed would reduce its bond-purchasing program took a toll. High-yield bonds fared better, supported by more attractive yields and the improved outlook for economic growth.
In the municipal market, healthy fundamentals, $350 billion in financial support from the federal government, and the prospect of an increase in federal income tax rates on corporations and higher-earning households provided some support. But intermittent fears about the effect of the Delta variant of COVID-19, inflation concerns, and an anticipated rise in Treasury yields weighed on the market at times.
In equities, turmoil in the Treasury market led to a shift early in the reporting period. The rise of yields on longer Treasury issues disrupted the momentum of growth stocks as investors sought to capture the impact of improving economic growth by moving into more cyclical and value-oriented shares. But growth stocks rebounded later as concerns about the pace of the economic recovery arose with the emergence of the Delta variant. Although value stocks outperformed growth stocks in the first half of the reporting period, by the end of the reporting period, their returns were approximately even.
The performance of individual sectors within the S&P 500® Index, a widely regarded benchmark of market performance, varied widely, with inflation and interest-rate sensitive sectors leading. The energy sector more than doubled during the reporting period, followed by the financial sector, while the utilities and consumer staples sectors lagged. Foreign developed markets posted strong returns but underperformed the U.S. market somewhat. Emerging markets gained as well, but a lagging economic and pandemic recovery continued to hinder performance.
In light of higher inflation and rising interest rates, we at New York Life Investments are focused on providing investors with the products and insights they may need to meet the challenge of a changing market environment.
The following annual report contains more detailed information about the specific markets, securities and decisions that affected your MainStay Fund during the 12 months ended October 31, 2021.
Sincerely,
Kirk C. Lehneis
President

The opinions expressed are as of the date of this report and are subject to change. There is no guarantee that any forecast made will come to pass. This material does not constitute investment advice and is not intended as an endorsement of any specific investment. Past performance is no guarantee of future results.
Not part of the Annual Report

Investors should refer to the Fund’s Summary Prospectus and/or Prospectus and consider the Fund’s investment objectives, strategies, risks, charges and expenses carefully before investing. The Summary Prospectus and/or Prospectus contain this and other information about the Fund. You may obtain copies of the Fund’s Summary Prospectus, Prospectus and Statement of Additional Information free of charge, upon request, by calling toll-free 800-624-6782, by writing to NYLIFE Distributors LLC, Attn: MainStay Marketing Department, 30 Hudson Street, Jersey City, NJ 07302 or by sending an e-mail to MainStayShareholderServices@nylim.com. These documents are also available via the MainStay Funds’ website at newyorklifeinvestments.com. Please read the Fund’s Summary Prospectus and/or Prospectus carefully before investing.

Investment and Performance Comparison (Unaudited)
Performance data quoted represents past performance. Past performance is no guarantee of future results. Because of market volatility and other factors, current performance may be lower or higher than the figures shown. Investment return and principal value will fluctuate, and as a result, when shares are redeemed, they may be worth more or less than their original cost. The graph below depicts the historical performance of Class I shares of the Fund. Performance will vary from class to class based on differences in class-specific expenses and sales charges. For performance information current to the most recent month-end, please call 800-624-6782 or visit newyorklifeinvestments.com.
The performance table and graph do not reflect the deduction of taxes that a shareholder would pay on distributions or Fund share redemptions. Total returns reflect maximum applicable sales charges as indicated in the table below, if any, changes in share price, and reinvestment of dividend and capital gain distributions. The graph assumes the initial investment amount shown below and reflects the deduction of all sales charges that would have applied for the period of investment. Performance figures may reflect certain fee waivers and/or expense limitations, without which total returns may have been lower. For more information on share classes and current fee waivers and/or expense limitations (if any), please refer to the Notes to Financial Statements.
Average Annual Total Returns for the Year-Ended October 31, 2021
Class	Sales Charge		Inception Date	One Year	Five Years	Ten Years or Since Inception	Gross Expense Ratio[1]
Class A Shares	Maximum 4.5% Initial Sales Charge	With sales charges	2/28/1997	0.85%	2.59%	3.44%	1.19%
		Excluding sales charges		5.61	3.54	3.91	1.19
Investor Class Shares[2]	Maximum 4.0% Initial Sales Charge	With sales charges	2/28/2008	1.20	2.53	3.36	1.25
		Excluding sales charges		5.41	3.48	3.84	1.25
Class B Shares[3]	Maximum 5.0% CDSC	With sales charges	2/28/1997	-0.43	2.33	3.06	2.01
	if Redeemed Within the First Six Years of Purchase	Excluding sales charges		4.57	2.70	3.06	2.01
Class C Shares	Maximum 1% CDSC	With sales charges	9/1/1998	3.69	2.72	3.08	2.01
	if Redeemed Within One Year of Purchase	Excluding sales charges		4.69	2.72	3.08	2.01
Class I Shares	No Sales Charge		1/2/2004	5.88	3.80	4.17	0.95
Class R2 Shares	No Sales Charge		2/28/2014	5.49	3.46	2.62	1.30
Class R3 Shares	No Sales Charge		2/29/2016	5.21	3.17	4.49	1.53
Class R6 Shares	No Sales Charge		2/28/2018	5.97	N/A	4.06	0.83

1.	The gross expense ratios presented reflect the Fund’s “Total Annual Fund Operating Expenses” from the most recent Prospectus, as supplemented, and may differ from other expense ratios disclosed in this report.
2.	Prior to June 30, 2020, the maximum initial sales charge was 4.5%, which is reflected in the average annual total return figures shown.
3.	Class B shares are closed to all new purchases as well as additional investments by existing Class B shareholders.

The footnotes on the next page are an integral part of the table and graph and should be carefully read in conjunction with them.
5

Benchmark Performance*	One Year	Five Years	Ten Years
Bloomberg U.S. Aggregate Bond Index[1]	-0.48%	3.10%	3.00%
ICE BofA U.S. Dollar 3-Month Deposit Offered Rate Constant Maturity Index[2]	0.19	1.43	0.90
Morningstar Nontraditional Bond Category Average[3]	5.21	3.00	2.57

1.	The Bloomberg U.S. Aggregate Bond Index is the Fund's primary benchmark. The Bloomberg U.S. Aggregate Bond Index is a broad-based benchmark that measures the investment grade, U.S. dollar denominated, fixed-rate taxable bond market, including Treasurys, government-related and corporate securities, mortgage-backed securities (agency fixed-rate and hybrid adjustable rate mortgage passthroughs), asset-backed securities and commercial mortgage-backed securities. Results assume reinvestment of all dividends and capital gains. An investment cannot be made directly in an index.
2.	The Fund has selected the ICE BofA U.S. Dollar 3-Month Deposit Offered Rate Constant Maturity Index as a secondary benchmark. The ICE BofA U.S. Dollar 3-Month Deposit Offered Rate Constant Maturity Index is unmanaged and tracks the performance of a synthetic asset paying London Interbank Offered Rate to a stated maturity. The index is based on the assumed purchase at par of a synthetic instrument having exactly its stated maturity and with a coupon equal to that day’s fixing rate. That issue is assumed to be sold the following business day (priced at a yield equal to the current day fixing rate) and rolled into a new instrument. Results assume reinvestment of all dividends and capital gains. An investment cannot be made directly in an index.
3.	The Fund has selected the Morningstar Nontraditional Bond Category Average as an additional benchmark. The Morningstar Nontraditional Bond Category Average contains funds that pursue strategies divergent in one or more ways from conventional practice in the broader bond-fund universe. Morningstar category averages are equal-weighted returns based on constituents of the category at the end of the period. Results assume reinvestment of all dividends and capital gains. An investment cannot be made directly in an index.
*	Returns for indices reflect no deductions for fees, expenses or taxes, except for foreign withholding taxes where applicable.
The footnotes on the preceding page are an integral part of the table and graph and should be carefully read in conjunction with them.
6	MainStay MacKay Strategic Bond Fund

Cost in Dollars of a $1,000 Investment in MainStay MacKay Strategic Bond Fund (Unaudited)
The example below is intended to describe the fees and expenses borne by shareholders during the six-month period from May 1, 2021 to October 31, 2021, and the impact of those costs on your investment.
Example
As a shareholder of the Fund you incur two types of costs: (1) transaction costs, including exchange fees and sales charges (loads) on purchases (as applicable), and (2) ongoing costs, including management fees, distribution and/or service (12b-1) fees, and other Fund expenses (as applicable). This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds. The example is based on an investment of $1,000 made at the beginning of the six-month period and held for the entire period from May 1, 2021 to October 31, 2021.
This example illustrates your Fund’s ongoing costs in two ways:
Actual Expenses
The second and third data columns in the table below provide information about actual account values and actual expenses. You may use the information in these columns, together with the amount you invested, to estimate the expenses that you paid during the six months ended October 31, 2021. Simply divide your account value by $1,000 (for example, an
$8,600 account value divided by $1,000 = 8.6), then multiply the result by the number under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.
Hypothetical Example for Comparison Purposes
The fourth and fifth data columns in the table below provide information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balances or expenses you paid for the six-month period shown. You may use this information to compare the ongoing costs of investing in the Fund with the ongoing costs of investing in other mutual funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other mutual funds.
Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as exchange fees or sales charges (loads). Therefore, the fourth and fifth data columns of the table are useful in comparing ongoing costs only and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.
Share Class	Beginning Account Value 5/1/21	Ending Account Value (Based on Actual Returns and Expenses) 10/31/21	Expenses Paid During Period[1]	Ending Account Value (Based on Hypothetical 5% Annualized Return and Actual Expenses) 10/31/21	Expenses Paid During Period[1]	Net Expense Ratio During Period[2,3]
Class A Shares	$1,000.00	$1,011.20	$5.32	$1,019.91	$5.35	1.05%
Investor Class Shares	$1,000.00	$1,010.30	$6.08	$1,019.16	$6.11	1.20%
Class B Shares	$1,000.00	$1,006.60	$9.86	$1,015.37	$9.91	1.95%
Class C Shares	$1,000.00	$1,006.60	$9.86	$1,015.37	$9.91	1.95%
Class I Shares	$1,000.00	$1,012.70	$3.86	$1,021.37	$3.87	0.76%
Class R2 Shares	$1,000.00	$1,011.80	$5.83	$1,019.41	$5.85	1.15%
Class R3 Shares	$1,000.00	$1,009.10	$7.04	$1,018.20	$7.07	1.39%
Class R6 Shares	$1,000.00	$1,013.00	$3.45	$1,021.78	$3.47	0.68%

1.	Expenses are equal to the Fund’s annualized expense ratio of each class multiplied by the average account value over the period, divided by 365 and multiplied by 184 (to reflect the six-month period). The table above represents the actual expenses incurred during the six-month period. In addition to the fees and expenses which the Fund bears directly, it also indirectly bears a pro rata share of the fees and expenses of the underlying funds in which it invests. Such indirect expenses are not included in the above-reported expense figures.
2.	Expenses are equal to the Fund's annualized expense ratio to reflect the six-month period.
3.	Expenses are inclusive of dividends and interest on investments sold short.
7

Portfolio Composition as of October 31, 2021 (Unaudited)
‡ Less than one-tenth of a percent.
See Portfolio of Investments beginning on page 11 for specific holdings within these categories. The Fund's holdings are subject to change.

Top Ten Holdings and/or Issuers Held as of October 31, 2021 (excluding short-term investments) (Unaudited)
1.	FNMA, (zero coupon)-5.961%, due 4/25/28–3/25/60
2.	U.S. Treasury Inflation Linked Notes, 0.125%-0.875%, due 1/15/29–7/15/30
3.	Bank of America Corp., 2.087%-8.57%, due 11/15/24–10/20/32
4.	Ally Financial, Inc., 5.75%-8.00%, due 11/20/25–11/1/31
5.	Air Lease Corp., 2.30%-3.25%, due 2/1/25–3/1/25
6.	Federative Republic of Brazil, 4.625%, due 1/13/28
7.	Petroleos Mexicanos, 6.50%-6.75%, due 3/13/27–9/21/47
8.	Dell International LLC, 4.90%-8.10%, due 10/1/26–7/15/36
9.	Goldman Sachs Group, Inc. (The), 1.948%-4.125%, due 11/10/26–7/21/42
10.	FHLMC, STRIPS, (zero coupon), due 10/15/47

8	MainStay MacKay Strategic Bond Fund

Portfolio Management Discussion and Analysis (Unaudited)
Questions answered by portfolio managers, Stephen R. Cianci, CFA, Matt Jacob, Neil Moriarty III, and Shu-Yang Tan, CFA, of MacKay Shields LLC, the Fund’s Subadvisor.
How did MainStay MacKay Strategic Bond Fund perform relative to its benchmarks and peer group during the 12 months ended October 31, 2021?
For the 12 months ended October 31, 2021, Class I shares of MainStay MacKay Strategic Bond Fund returned 5.88%, outperforming the −0.48% return of the Fund’s primary benchmark, the Bloomberg U.S. Aggregate Bond Index, and the 0.19% return of the Fund’s secondary benchmark, the ICE BofA U.S. Dollar 3-Month Deposit Offered Rate Constant Maturity Index. Over the same period, Class I shares outperformed the 5.21% return of the Morningstar Nontraditional Bond Category Average.1
Were there any changes to the Fund during the reporting period?
Effective February 28, 2021, the Fund’s name was changed from MainStay MacKay Unconstrained Bond Fund to MainStay MacKay Strategic Bond Fund. For more information about this change refer to the supplement dated December 11, 2020. Effective July 20, 2021, Joseph Cantwell no longer served as a portfolio manager of the Fund. For more information about this change refer to supplement dated July 20, 2021.
What factors affected the Fund’s relative performance during the reporting period?
Overall risk continued to rally throughout the reporting period. This trend was accentuated by the approval of multiple vaccines in the fourth quarter of 2020, along with the global acceleration of actual vaccinations in the first quarter of 2021. Additionally, the fiscal packages that were passed by the U.S. Congress helped to propel risk assets. Lastly, the U.S. Federal Reserve’s monetary policy remained accommodative. These factors were catalysts that led to risk assets out-performing, especially in the first quarter of 2021 when credit spreads2 narrowed as risk assets rallied, despite a volatile environment that saw long-term Treasury rates rise faster than short-term rates.
The Fund outperformed the Bloomberg U.S. Aggregate Bond Index during the reporting period due, in part, to the Fund’s underweight allocations to U.S. Treasury securities. At the same time, the Fund held overweight exposure to spread product—specifically, investment-grade and high-yield corporate bonds—in which overweight positions and positive security selection aided performance. Furthermore, the Fund’s underweight exposure to credits rated AAA3 boosted relative returns. Conversely, an overweight allocation to consumer asset-backed securities detracted from relative results, although good security selection helped offset some of these losses.
During the reporting period, how was the Fund’s performance materially affected by investments in derivatives?
During the reporting period, the Fund used U.S. Treasury futures to hedge its duration.4 This position had a positive impact on returns as rates rose.
What was the Fund’s duration strategy during the reporting period?
The Fund does not track a fixed-income index and can demonstrate a low correlation to the Bloomberg U.S. Aggregate Bond Index. The average duration of the Fund will normally vary from 0 to 7 years. Duration positioning is based on what is most appropriate at a given point in the cycle. Towards the middle of the reporting period, the Fund’s management team extended the duration profile of the Fund, but then began reducing its duration to offset the spread risk. At the end of the reporting period, the Fund’s effective duration was 2.0 years compared to 6.4 years for the benchmark.
During the reporting period, which sectors were the strongest positive contributors to the Fund’s relative performance and which sectors were particularly weak?
During the reporting period, as stated above, the Fund’s underweight exposure to U.S. Treasury securities made a positive contribution to relative performance. (Contributions take weightings and total returns into account.) Furthermore, overweight exposure to corporate bonds, both investment grade and high yield, bolstered relative performance. Within the Fund’s corporate positions, security selection among capital goods, banking and technology holdings aided results, while a small overweight position in auto-backed bonds detracted slightly.
What were some of the Fund’s largest purchases and sales during the reporting period?
A robust primary calendar for corporate credit offered several opportunities to introduce new names into the Fund in midstream, financials and consumer non-cyclical industries. Meanwhile, the Fund trimmed exposure to higher-quality credits with limited total return potential as spreads narrowed.

1.	See page 5 for other share class returns, which may be higher or lower than Class I share returns. See page 6 for more information on benchmark and peer group returns.
2.	The terms “spread” and “yield spread” may refer to the difference in yield between a security or type of security and comparable U.S. Treasury issues. The terms may also refer to the difference in yield between two specific securities or types of securities at a given time.
3.	An obligation rated ‘AAA’ has the highest rating assigned by Standard & Poor’s (“S&P”), and in the opinion of S&P, the obligor’s capacity to meet its financial commitment on the obligation is extremely strong. When applied to Fund holdings, ratings are based solely on the creditworthiness of the bonds in the portfolio and are not meant to represent the security or safety of the Fund.
4.	Duration is a measure of the price sensitivity of a fixed-income investment to changes in interest rates. Duration is expressed as a number of years and is considered a more accurate sensitivity gauge than average maturity.
9

In emerging markets, the Fund reduced exposure to Chinese technology companies, as well as to an oil company rumored to be delisted from U.S. stock exchanges. Through the primary market, the Fund added a new issue from a Mexican petrochemical company at favorable terms, as well as a new Brazilian credit in the consumer non-cyclical sector with a strong global presence and solid fundamentals.
Among commercial mortgage-backed securities (“CMBS”), the Fund took advantage of rich valuations by selling holdings of AAA-rated conduit bonds at levels tighter than pre-pandemic. The Fund also continued to add more opportunistic single-asset deals, such as securitizations backed by Las Vegas properties. Other purchases in the CMBS primary market included securitizations backed by multifamily housing, an office building in Seattle and industrial properties spread throughout the country. In the secondary market, the Fund purchased seasoned subordinate bonds at attractive yields with, in our judgement, sufficient credit enhancement to withstand stresses in the market.
Among non-agency residential mortgage-backed securities, given strong underlying housing fundamentals, the Fund participated in a credit risk transfer deal brought by Freddie Mac, with underlying collateral characteristics that we consider the strongest ever for the program, given the high FICO credit-risk scores of the borrowers.
How did the Fund’s sector weightings change during the reporting period?
During the reporting period, the Fund maintained its risk-positive positioning, keeping broader exposures fairly consistent. Changes included modest additions to CMBS exposure and agency commercial mortgage obligations. At the same time, the Fund trimmed a small amount of its investment-grade credit and bank loans allocations. The most significant activity during the reporting period occurred in sectors where the Fund took advantage of opportunities in the new-issue markets, rotating out of rich secondary positions in favor of cheaper new issues.
How was the Fund positioned at the end of the reporting period?
As of October 31, 2021, relative to the Bloomberg U.S. Aggregate Bond Index, the Fund held overweight exposure to high-yield and investment-grade corporate bonds, along with securitized assets. As of the same date, the Fund held underweight exposure to U.S. Treasury securities and agency mortgages.
The opinions expressed are those of the portfolio managers as of the date of this report and are subject to change. There is no guarantee that any forecasts will come to pass. This material does not constitute investment advice and is not intended as an endorsement of any specific investment.
10	MainStay MacKay Strategic Bond Fund

Portfolio of Investments October 31, 2021†
	Principal Amount	Value
Long-Term Bonds 91.7%
Asset-Backed Securities 11.3%
Automobile Asset-Backed Securities 4.1%
American Credit Acceptance Receivables Trust (a)
Series 2021-4, Class D
1.82%, due 2/14/28	$ 1,520,000	$ 1,517,781
Series 2020-2, Class C
3.88%, due 4/13/26	2,725,000	2,830,404
Avis Budget Rental Car Funding AESOP LLC (a)
Series 2021-1A, Class A
1.38%, due 8/20/27	2,000,000	1,976,898
Series 2020-2A, Class A
2.02%, due 2/20/27	1,775,000	1,803,442
Series 2020-1A, Class A
2.33%, due 8/20/26	1,260,000	1,297,039
Drive Auto Receivables Trust
Series 2021-2, Class D
1.39%, due 3/15/29	1,000,000	988,808
Series 2021-1, Class D
1.45%, due 1/16/29	2,215,000	2,211,884
Flagship Credit Auto Trust
Series 2019-2, Class E
4.52%, due 12/15/26 (a)	815,000	849,227
Ford Credit Floorplan Master Owner Trust
Series 2019-4, Class A
2.44%, due 9/15/26	1,465,000	1,520,039
Series 2018-4, Class A
4.06%, due 11/15/30	1,570,000	1,766,725
GLS Auto Receivables Issuer Trust
Series 2021-3A, Class D
1.48%, due 7/15/27 (a)	2,455,000	2,425,920
GLS Auto Receivables Trust
Series 2021-2A, Class D
1.42%, due 4/15/27 (a)	915,000	904,473
Hertz Vehicle Financing III LP (a)
Series 2021-2A, Class B
2.12%, due 12/27/27	1,325,000	1,319,744
Series 2021-2A, Class C
2.52%, due 12/27/27	3,285,000	3,299,900
Hertz Vehicle Financing LLC
Series 2021-1A, Class C
2.05%, due 12/26/25 (a)	1,225,000	1,225,832
Santander Drive Auto Receivables Trust
Series 2021-4, Class D
1.67%, due 10/15/27	2,760,000	2,751,792
Santander Revolving Auto Loan Trust
Series 2019-A, Class A
2.51%, due 1/26/32 (a)	675,000	702,318
		29,392,226
	Principal Amount	Value

Home Equity Asset-Backed Securities 0.5%
Carrington Mortgage Loan Trust
Series 2007-HE1, Class A3
0.279% (1 Month LIBOR + 0.19%), due 6/25/37 (b)	$ 2,452,879	$ 2,430,115
First NLC Trust
Series 2007-1, Class A1
0.159% (1 Month LIBOR + 0.07%), due 8/25/37 (a)(b)	265,569	170,714
GSAA Home Equity Trust
Series 2007-8, Class A3
0.989% (1 Month LIBOR + 0.90%), due 8/25/37 (b)	73,452	73,684
JPMorgan Mortgage Acquisition Trust
Series 2007-HE1, Class AF1
0.189% (1 Month LIBOR + 0.10%), due 3/25/47 (b)	95,328	64,970
Mastr Asset-Backed Securities Trust
Series 2006-HE4, Class A1
0.189% (1 Month LIBOR + 0.10%), due 11/25/36 (b)	72,453	31,119
Morgan Stanley ABS Capital I, Inc. Trust (b)
Series 2007-HE4, Class A2A
0.199% (1 Month LIBOR + 0.11%), due 2/25/37	77,212	32,989
Series 2007-HE7, Class M1
2.089% (1 Month LIBOR + 2.00%), due 7/25/37	635,000	670,502
		3,474,093
Other Asset-Backed Securities 6.7%
American Airlines Pass-Through Trust
Series 2019-1, Class B
3.85%, due 2/15/28	922,816	879,115
Series 2016-1, Class A
4.10%, due 1/15/28	971,376	980,379
Series 2013-2, Class A
4.95%, due 1/15/23	1,358,528	1,385,143
Series 2016-1, Class B
5.25%, due 1/15/24	1,006,712	992,008
CF Hippolyta LLC (a)
Series 2020-1, Class A1
1.69%, due 7/15/60	843,382	843,358
Series 2021-1A, Class B1
1.98%, due 3/15/61	3,813,079	3,790,182
Series 2020-1, Class A2
1.99%, due 7/15/60	1,201,883	1,194,074

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.
11

Portfolio of Investments October 31, 2021† (continued)
	Principal Amount	Value
Asset-Backed Securities (continued)
Other Asset-Backed Securities (continued)
Continental Airlines Pass-Through Trust
Series 2007-1, Class A
5.983%, due 4/19/22	$ 584,300	$ 592,903
Crown Castle Towers LLC
4.241%, due 7/15/28 (a)	3,825,000	4,242,817
CVS Pass-Through Trust
5.789%, due 1/10/26 (a)	31,370	34,118
DB Master Finance LLC (a)
Series 2021-1A, Class A23
2.791%, due 11/20/51	1,780,000	1,787,549
Series 2019-1A, Class A23
4.352%, due 5/20/49	1,421,000	1,534,877
Domino's Pizza Master Issuer LLC (a)
Series 2018-1A, Class A2I
4.116%, due 7/25/48	155,200	159,542
Series 2015-1A, Class A2II
4.474%, due 10/25/45	2,037,750	2,109,352
FirstKey Homes Trust (a)
Series 2021-SFR2, Class B
1.607%, due 9/17/38	1,355,000	1,324,987
Series 2021-SFR1, Class B
1.788%, due 8/17/38	2,015,000	2,001,129
Series 2021-SFR1, Class C
1.888%, due 8/17/38	2,650,000	2,615,074
Home Partners of America Trust
Series 2021-2, Class B
2.302%, due 12/17/26 (a)(c)	1,765,000	1,765,146
Navient Private Education Refi Loan Trust (a)
Series 2021-EA, Class B
2.03%, due 12/16/69	2,025,000	1,978,194
Series 2020-GA, Class B
2.50%, due 9/16/69	1,145,000	1,152,238
Series 2020-HA, Class B
2.78%, due 1/15/69	500,000	512,109
New Economy Assets Phase 1 Sponsor LLC (a)
Series 2021-1, Class A1
1.91%, due 10/20/61	1,260,000	1,239,403
Series 2021-1, Class B1
2.41%, due 10/20/61	1,215,000	1,209,571
Progress Residential
Series 2021-SFR4, Class B
1.808%, due 5/17/38 (a)	1,340,000	1,325,868
Progress Residential Trust
Series 2021-SFR2, Class B
1.796%, due 4/19/38 (a)	2,000,000	1,979,010
	Principal Amount	Value

Other Asset-Backed Securities (continued)
Sierra Timeshare Receivables Funding LLC
Series 2021-1A, Class C
1.79%, due 11/20/37 (a)	$ 516,656	$ 513,008
Taco Bell Funding LLC
Series 2021-1A, Class A23
2.542%, due 8/25/51 (a)	1,575,000	1,580,267
U.S. Airways Pass-Through Trust
Series 2010-1, Class A
6.25%, due 4/22/23	3,301,816	3,402,436
United Airlines Pass-Through Trust
Series 2014-2, Class B
4.625%, due 9/3/22	2,750,333	2,815,223
Series 2020-1, Class A
5.875%, due 10/15/27	1,377,532	1,541,141
		47,480,221
Total Asset-Backed Securities (Cost $79,528,857)		80,346,540
Corporate Bonds 47.1%
Aerospace & Defense 0.3%
BAE Systems plc
3.00%, due 9/15/50 (a)	605,000	600,432
Howmet Aerospace, Inc.
3.00%, due 1/15/29	1,500,000	1,477,500
		2,077,932
Agriculture 0.2%
BAT Capital Corp.
3.734%, due 9/25/40	1,330,000	1,293,133
Airlines 1.0%
American Airlines, Inc. (a)
5.50%, due 4/20/26	1,100,000	1,153,900
5.75%, due 4/20/29	660,000	710,325
Delta Air Lines, Inc. (a)
4.50%, due 10/20/25	845,000	901,671
4.75%, due 10/20/28	590,000	655,155
7.00%, due 5/1/25	2,010,000	2,345,571
Mileage Plus Holdings LLC
6.50%, due 6/20/27 (a)	1,520,000	1,654,307
		7,420,929
Auto Manufacturers 2.5%
Ford Motor Co.
8.50%, due 4/21/23	1,925,000	2,110,762
9.00%, due 4/22/25	2,000,000	2,405,000

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.
12	MainStay MacKay Strategic Bond Fund

	Principal Amount	Value
Corporate Bonds (continued)
Auto Manufacturers (continued)
Ford Motor Credit Co. LLC
3.35%, due 11/1/22	$ 1,115,000	$ 1,131,948
4.063%, due 11/1/24	2,280,000	2,391,036
4.25%, due 9/20/22	860,000	879,617
General Motors Co.
6.125%, due 10/1/25	585,000	678,957
General Motors Financial Co., Inc.
2.35%, due 1/8/31	708,000	687,984
2.70%, due 6/10/31	1,525,000	1,507,309
2.90%, due 2/26/25	2,500,000	2,601,436
Nissan Motor Acceptance Co. LLC
1.85%, due 9/16/26 (a)	3,610,000	3,523,182
		17,917,231
Banks 10.4%
Bank of America Corp.
2.087%, due 6/14/29 (d)	1,275,000	1,260,749
2.572%, due 10/20/32 (d)	940,000	941,905
Series MM
4.30%, due 1/28/25 (d)(e)	2,656,000	2,689,200
Series DD
6.30%, due 3/10/26 (d)(e)(f)	3,570,000	4,125,135
8.57%, due 11/15/24	1,645,000	1,986,346
Barclays plc
2.852%, due 5/7/26 (d)	2,375,000	2,471,161
4.375% (5 Year Treasury Constant Maturity Rate + 3.41%), due 3/15/28 (b)(e)	2,535,000	2,493,933
BNP Paribas SA (a)
3.052%, due 1/13/31 (d)	2,135,000	2,220,280
4.625% (5 Year Treasury Constant Maturity Rate + 3.34%), due 2/25/31 (b)(e)	1,610,000	1,618,050
BPCE SA
2.045%, due 10/19/27 (a)(d)	990,000	986,086
Citigroup, Inc. (e)
Series Y
4.15% (5 Year Treasury Constant Maturity Rate + 3.00%), due 11/15/26 (b)	1,590,000	1,595,565
Series M
6.30%, due 5/15/24 (d)	3,260,000	3,471,248
Citizens Financial Group, Inc.
2.638%, due 9/30/32	2,270,000	2,268,198
	Principal Amount	Value

Banks (continued)
Citizens Financial Group, Inc. (continued)
Series G
4.00% (5 Year Treasury Constant Maturity Rate + 3.22%), due 10/6/26 (b)(e)	$ 1,095,000	$ 1,103,213
Credit Suisse Group AG
3.091%, due 5/14/32 (a)(d)	1,485,000	1,511,970
Deutsche Bank AG
3.035%, due 5/28/32 (d)	460,000	464,870
4.875% (USISDA05 + 2.55%), due 12/1/32 (b)	1,710,000	1,857,858
Freedom Mortgage Corp.
7.625%, due 5/1/26 (a)	1,955,000	1,906,125
Goldman Sachs Group, Inc. (The)
1.948%, due 10/21/27 (d)	2,830,000	2,832,745
2.908%, due 7/21/42 (d)	380,000	379,117
3.21%, due 4/22/42 (d)	1,330,000	1,378,486
Series V
4.125% (5 Year Treasury Constant Maturity Rate + 2.95%), due 11/10/26 (b)(e)	1,430,000	1,434,576
Intesa Sanpaolo SpA
4.198%, due 6/1/32 (a)	2,350,000	2,369,052
JPMorgan Chase & Co. (d)
2.956%, due 5/13/31	980,000	1,011,697
Series HH
4.60%, due 2/1/25 (e)	2,457,000	2,513,183
Lloyds Banking Group plc
4.582%, due 12/10/25	1,365,000	1,509,224
4.65%, due 3/24/26	1,985,000	2,205,556
Macquarie Group Ltd.
2.871%, due 1/14/33 (a)(d)	1,490,000	1,481,244
Morgan Stanley (d)
2.484%, due 9/16/36	1,300,000	1,263,072
2.511%, due 10/20/32	670,000	668,373
NatWest Group plc (b)
3.073% (1 Year Treasury Constant Maturity Rate + 2.55%), due 5/22/28	2,145,000	2,247,739
4.60% (5 Year Treasury Constant Maturity Rate + 3.10%), due 6/28/31 (e)	1,860,000	1,832,100
Popular, Inc.
6.125%, due 9/14/23	1,582,000	1,689,124
Santander Holdings USA, Inc.
3.40%, due 1/18/23	1,500,000	1,543,689
The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.
13

Portfolio of Investments October 31, 2021† (continued)
	Principal Amount	Value
Corporate Bonds (continued)
Banks (continued)
Societe Generale SA (a)(b)(e)
4.75% (5 Year Treasury Constant Maturity Rate + 3.93%), due 5/26/26	$ 715,000	$ 732,410
5.375% (5 Year Treasury Constant Maturity Rate + 4.51%), due 11/18/30	2,015,000	2,140,938
Standard Chartered plc (a)(b)
2.678% (1 Year Treasury Constant Maturity Rate + 1.20%), due 6/29/32	780,000	764,004
4.75% (5 Year Treasury Constant Maturity Rate + 3.81%), due 1/14/31 (e)(f)	945,000	928,463
SVB Financial Group
Series C
4.00% (5 Year Treasury Constant Maturity Rate + 3.20%), due 5/15/26 (b)(e)	1,385,000	1,388,463
Texas Capital Bancshares, Inc.
4.00% (5 Year Treasury Constant Maturity Rate + 3.15%), due 5/6/31 (b)	1,075,000	1,119,242
UBS Group AG
4.375% (5 Year Treasury Constant Maturity Rate + 3.31%), due 2/10/31 (a)(b)(e)	1,825,000	1,812,681
Wells Fargo & Co. (d)
3.584%, due 5/22/28	380,000	409,849
Series S
5.90%, due 6/15/24 (e)	3,295,000	3,512,997
		74,139,916
Beverages 0.3%
Anheuser-Busch InBev Worldwide, Inc.
4.75%, due 1/23/29	1,770,000	2,078,149
Biotechnology 0.1%
Biogen, Inc.
3.15%, due 5/1/50	890,000	874,142
Chemicals 0.9%
Alpek SAB de CV
3.25%, due 2/25/31 (a)	825,000	816,758
Braskem Netherlands Finance BV
4.50%, due 1/10/28 (a)	1,250,000	1,276,575
	Principal Amount	Value

Chemicals (continued)
International Flavors & Fragrances, Inc.
2.30%, due 11/1/30 (a)	$ 1,475,000	$ 1,454,585
Orbia Advance Corp. SAB de CV
4.00%, due 10/4/27 (a)	2,600,000	2,808,026
		6,355,944
Commercial Services 1.6%
Allied Universal Holdco LLC
6.625%, due 7/15/26 (a)	2,130,000	2,237,842
Ashtead Capital, Inc.
4.25%, due 11/1/29 (a)	2,060,000	2,232,087
California Institute of Technology
3.65%, due 9/1/19	1,118,000	1,297,627
IHS Markit Ltd.
3.625%, due 5/1/24	3,710,000	3,914,050
Sodexo, Inc.
2.718%, due 4/16/31 (a)	1,805,000	1,843,810
		11,525,416
Computers 1.3%
Dell International LLC
4.90%, due 10/1/26	4,000,000	4,557,825
8.10%, due 7/15/36	1,045,000	1,583,195
NCR Corp. (a)
5.00%, due 10/1/28	1,629,000	1,649,362
6.125%, due 9/1/29	717,000	770,335
Teledyne FLIR LLC
2.50%, due 8/1/30	965,000	969,285
		9,530,002
Diversified Financial Services 4.0%
AerCap Ireland Capital DAC
3.00%, due 10/29/28	1,650,000	1,672,986
3.50%, due 5/26/22	892,000	904,487
Air Lease Corp.
2.30%, due 2/1/25	3,275,000	3,341,207
3.25%, due 3/1/25	4,000,000	4,191,825
Aircastle Ltd.
5.25% (5 Year Treasury Constant Maturity Rate + 4.41%), due 6/15/26 (a)(b)(e)	1,325,000	1,358,125
Ally Financial, Inc.
5.75%, due 11/20/25	3,820,000	4,336,493
8.00%, due 11/1/31	3,280,000	4,696,382
Avolon Holdings Funding Ltd.
3.25%, due 2/15/27 (a)	2,125,000	2,181,117
Banco BTG Pactual SA
2.75%, due 1/11/26 (a)	2,695,000	2,587,227

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.
14	MainStay MacKay Strategic Bond Fund

	Principal Amount	Value
Corporate Bonds (continued)
Diversified Financial Services (continued)
OneMain Finance Corp.
3.50%, due 1/15/27	$ 1,835,000	$ 1,793,712
X-Caliber Funding LLC
Series A
5.00%, due 9/24/24 (a)(g)(h)	1,340,000	1,341,675
		28,405,236
Electric 1.9%
Appalachian Power Co.
Series X
3.30%, due 6/1/27	1,800,000	1,935,527
Duke Energy Corp.
4.875% (5 Year Treasury Constant Maturity Rate + 3.39%), due 9/16/24 (b)(e)	2,415,000	2,563,523
Ohio Power Co.
Series R
2.90%, due 10/1/51	955,000	950,831
Pacific Gas and Electric Co.
3.50%, due 8/1/50	1,205,000	1,145,323
Potomac Electric Power Co.
4.15%, due 3/15/43	1,305,000	1,553,888
WEC Energy Group, Inc.
2.237% (3 Month LIBOR + 2.11%), due 5/15/67 (b)	5,495,000	5,137,824
		13,286,916
Environmental Control 0.0% ‡
Stericycle, Inc.
3.875%, due 1/15/29 (a)	215,000	211,775
Food 1.2%
JBS USA Food Co.
7.00%, due 1/15/26 (a)	960,000	998,400
Kraft Heinz Foods Co.
4.25%, due 3/1/31	1,722,000	1,944,870
5.00%, due 7/15/35	809,000	994,719
Performance Food Group, Inc. (a)
4.25%, due 8/1/29	660,000	660,000
5.50%, due 10/15/27	1,946,000	2,028,705
Smithfield Foods, Inc.
3.00%, due 10/15/30 (a)	1,520,000	1,520,407
Tyson Foods, Inc.
3.95%, due 8/15/24	2,000	2,145
		8,149,246
	Principal Amount	Value

Gas 0.3%
National Fuel Gas Co.
2.95%, due 3/1/31	$ 810,000	$ 819,116
Southern Co. Gas Capital Corp.
Series 21A
3.15%, due 9/30/51 (f)	1,500,000	1,518,362
		2,337,478
Healthcare-Services 0.4%
Health Care Service Corp. A Mutual Legal Reserve Co.
3.20%, due 6/1/50 (a)	1,165,000	1,228,012
NYU Langone Hospitals
Series 2020
3.38%, due 7/1/55	1,635,000	1,736,099
		2,964,111
Home Builders 0.4%
Lennar Corp.
4.75%, due 11/29/27	188,000	213,690
Thor Industries, Inc.
4.00%, due 10/15/29 (a)	1,575,000	1,559,722
Toll Brothers Finance Corp.
3.80%, due 11/1/29 (f)	495,000	530,269
4.35%, due 2/15/28	303,000	330,649
		2,634,330
Household Products & Wares 0.2%
Kronos Acquisition Holdings, Inc.
5.00%, due 12/31/26 (a)	1,710,000	1,692,900
Insurance 2.1%
Athene Global Funding
2.50%, due 3/24/28 (a)	1,900,000	1,923,040
Empower Finance 2020 LP
3.075%, due 9/17/51 (a)	1,495,000	1,558,979
Lincoln National Corp.
2.482% (3 Month LIBOR + 2.36%), due 5/17/66 (b)	3,537,000	3,183,300
NMI Holdings, Inc.
7.375%, due 6/1/25 (a)	685,000	787,044
Protective Life Corp.
8.45%, due 10/15/39	2,476,000	3,930,747
Reliance Standard Life Global Funding II
2.50%, due 10/30/24 (a)	2,900,000	3,001,530
Willis North America, Inc.
3.875%, due 9/15/49	425,000	471,768
		14,856,408
The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.
15

Portfolio of Investments October 31, 2021† (continued)
	Principal Amount	Value
Corporate Bonds (continued)
Internet 1.1%
Cablevision Lightpath LLC
3.875%, due 9/15/27 (a)	$ 1,480,000	$ 1,441,076
Expedia Group, Inc.
3.25%, due 2/15/30	3,920,000	4,030,156
3.60%, due 12/15/23	895,000	941,386
6.25%, due 5/1/25 (a)	189,000	215,856
Match Group Holdings II LLC (a)
3.625%, due 10/1/31	1,400,000	1,359,036
4.125%, due 8/1/30	122,000	125,508
		8,113,018
Iron & Steel 0.6%
Vale Overseas Ltd.
3.75%, due 7/8/30	1,660,000	1,688,967
6.25%, due 8/10/26	1,980,000	2,296,325
		3,985,292
Lodging 1.7%
Hilton Domestic Operating Co., Inc.
4.875%, due 1/15/30	1,930,000	2,060,237
5.375%, due 5/1/25 (a)	935,000	974,691
Hyatt Hotels Corp.
1.80%, due 10/1/24	3,920,000	3,934,504
Marriott International, Inc.
3.75%, due 10/1/25 (f)	4,253,000	4,563,722
Series X
4.00%, due 4/15/28	605,000	662,442
		12,195,596
Machinery-Diversified 0.2%
Clark Equipment Co.
5.875%, due 6/1/25 (a)	1,225,000	1,277,063
Media 0.5%
Grupo Televisa SAB
5.25%, due 5/24/49	1,695,000	2,203,285
Time Warner Entertainment Co. LP
8.375%, due 3/15/23	1,087,000	1,199,014
		3,402,299
Mining 0.6%
Glencore Funding LLC
1.625%, due 9/1/25 (a)	2,225,000	2,211,024
Industrias Penoles SAB de CV
4.75%, due 8/6/50 (a)	1,962,000	2,128,770
		4,339,794
	Principal Amount	Value

Miscellaneous—Manufacturing 0.5%
Textron Financial Corp.
1.86% (3 Month LIBOR + 1.74%), due 2/15/42 (a)(b)	$ 4,350,000	$ 3,828,000
Oil & Gas 1.2%
Gazprom PJSC Via Gaz Capital SA
7.288%, due 8/16/37 (a)	2,520,000	3,397,151
Marathon Petroleum Corp.
4.50%, due 5/1/23	1,330,000	1,397,098
4.70%, due 5/1/25	1,450,000	1,602,036
Occidental Petroleum Corp.
3.50%, due 8/15/29	775,000	786,625
4.30%, due 8/15/39	400,000	402,000
Petrobras Global Finance BV
5.50%, due 6/10/51 (f)	810,000	710,994
		8,295,904
Packaging & Containers 0.4%
Berry Global, Inc.
4.875%, due 7/15/26 (a)	135,000	141,412
Owens-Brockway Glass Container, Inc.
6.625%, due 5/13/27 (a)	2,325,000	2,484,844
		2,626,256
Pharmaceuticals 0.8%
AbbVie, Inc.
4.25%, due 11/21/49	2,790,000	3,355,302
Teva Pharmaceutical Finance Netherlands III BV
3.15%, due 10/1/26	2,146,000	2,022,605
		5,377,907
Pipelines 3.3%
Cheniere Corpus Christi Holdings LLC
2.742%, due 12/31/39 (a)	1,150,000	1,123,777
CNX Midstream Partners LP
4.75%, due 4/15/30 (a)	1,490,000	1,491,862
Energy Transfer LP
Series H
6.50% (5 Year Treasury Constant Maturity Rate + 5.69%), due 11/15/26 (b)(e)	1,395,000	1,443,825
Enterprise Products Operating LLC
3.95%, due 1/31/60	1,630,000	1,786,941
4.20%, due 1/31/50	520,000	595,202
Flex Intermediate Holdco LLC
3.363%, due 6/30/31 (a)	1,540,000	1,558,535
Hess Midstream Operations LP (a)
4.25%, due 2/15/30	1,820,000	1,820,000

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.
16	MainStay MacKay Strategic Bond Fund

	Principal Amount	Value
Corporate Bonds (continued)
Pipelines (continued)
Hess Midstream Operations LP (a) (continued)
5.625%, due 2/15/26	$ 367,000	$ 380,304
Kinder Morgan, Inc.
5.625%, due 11/15/23 (a)	2,449,000	2,648,074
7.75%, due 1/15/32	2,035,000	2,885,717
MPLX LP
4.00%, due 3/15/28	560,000	615,940
Plains All American Pipeline LP
3.80%, due 9/15/30	1,040,000	1,098,757
Sabine Pass Liquefaction LLC
5.75%, due 5/15/24	2,146,000	2,362,689
Western Midstream Operating LP
6.50%, due 2/1/50 (i)	1,800,000	2,154,564
Williams Cos., Inc. (The)
3.50%, due 10/15/51	1,425,000	1,458,455
		23,424,642
Real Estate Investment Trusts 1.1%
CyrusOne LP
3.45%, due 11/15/29	1,850,000	1,941,464
GLP Capital LP
3.35%, due 9/1/24	1,535,000	1,617,307
Host Hotels & Resorts LP
Series D
3.75%, due 10/15/23	472,000	491,712
Iron Mountain, Inc.
4.875%, due 9/15/29 (a)	1,941,000	2,005,247
Office Properties Income Trust
2.65%, due 6/15/26	1,520,000	1,519,080
		7,574,810
Retail 2.4%
AutoNation, Inc.
4.75%, due 6/1/30	2,300,000	2,671,780
Darden Restaurants, Inc.
3.85%, due 5/1/27	3,512,000	3,817,813
Macy's Retail Holdings LLC
5.875%, due 4/1/29 (a)(f)	1,170,000	1,246,852
Nordstrom, Inc.
4.00%, due 3/15/27	595,000	611,362
4.25%, due 8/1/31 (f)	2,150,000	2,149,247
QVC, Inc.
4.375%, due 9/1/28	2,100,000	2,147,250
Starbucks Corp.
4.45%, due 8/15/49	1,970,000	2,452,982
	Principal Amount	Value

Retail (continued)
Victoria's Secret & Co.
4.625%, due 7/15/29 (a)	$ 1,680,000	$ 1,687,392
		16,784,678
Semiconductors 0.6%
Broadcom, Inc. (a)
3.469%, due 4/15/34	2,040,000	2,104,627
3.75%, due 2/15/51	620,000	640,754
NXP BV
3.40%, due 5/1/30 (a)	1,135,000	1,219,771
		3,965,152
Software 0.1%
MSCI, Inc.
3.25%, due 8/15/33 (a)	405,000	406,567
Oracle Corp.
3.65%, due 3/25/41	450,000	471,422
		877,989
Telecommunications 2.9%
Altice France SA
5.125%, due 7/15/29 (a)	1,655,000	1,611,854
AT&T, Inc.
3.65%, due 6/1/51	1,485,000	1,544,557
CommScope Technologies LLC
5.00%, due 3/15/27 (a)	794,000	736,704
Sprint Corp.
7.875%, due 9/15/23	3,620,000	4,013,675
Sprint Spectrum Co. LLC
4.738%, due 3/20/25 (a)	1,973,125	2,081,647
T-Mobile US, Inc.
2.625%, due 2/15/29	1,790,000	1,774,337
3.50%, due 4/15/31 (a)	885,000	915,887
VEON Holdings BV
4.95%, due 6/16/24 (a)	3,345,000	3,549,982
Verizon Communications, Inc.
3.40%, due 3/22/41	600,000	629,400
4.016%, due 12/3/29	1,495,000	1,675,428
Vodafone Group plc
4.25%, due 9/17/50 (f)	1,815,000	2,127,516
		20,660,987
Total Corporate Bonds (Cost $319,109,502)		334,480,581
Foreign Government Bonds 4.3%
Brazil 1.2%
Brazil Government Bond
3.75%, due 9/12/31	1,770,000	1,615,125
The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.
17

Portfolio of Investments October 31, 2021† (continued)
	Principal Amount	Value
Foreign Government Bonds (continued)
Brazil (continued)
Federative Republic of Brazil
4.625%, due 1/13/28	$ 7,099,000	$ 7,283,361
		8,898,486
Chile 1.0%
Chile Government Bond
2.55%, due 7/27/33	1,915,000	1,848,569
Corp. Nacional del Cobre de Chile (a)
3.00%, due 9/30/29	1,890,000	1,913,513
3.75%, due 1/15/31	1,290,000	1,366,667
Empresa Nacional del Petroleo
3.45%, due 9/16/31 (a)	1,780,000	1,688,775
		6,817,524
Colombia 0.2%
Colombia Government Bond
3.25%, due 4/22/32	1,365,000	1,273,927
Mexico 1.9%
Comision Federal de Electricidad (a)
3.875%, due 7/26/33	525,000	505,313
4.677%, due 2/9/51	1,855,000	1,722,850
Mexico Government Bond
2.659%, due 5/24/31	2,802,000	2,704,210
3.75%, due 4/19/71	1,480,000	1,325,695
Petroleos Mexicanos
6.50%, due 3/13/27	2,535,000	2,702,310
6.75%, due 9/21/47	4,835,000	4,276,557
		13,236,935
Total Foreign Government Bonds (Cost $31,767,776)		30,226,872
Loan Assignments 2.9%
Containers, Packaging & Glass 0.6%
Mauser Packaging Solutions Holding Co.
Initial Term Loan
3.337% (1 Month LIBOR + 3.25%), due 4/3/24 (b)	4,559,757	4,434,364
Diversified/Conglomerate Service 0.7%
Change Healthcare Holdings, Inc.
Closing Date Term Loan
3.50% (1 Month LIBOR + 2.50%), due 3/1/24 (b)	3,584,878	3,580,397
	Principal Amount	Value

Diversified/Conglomerate Service (continued)
TruGreen LP (b)
First Lien Second Refinancing Term Loan
4.75% (1 Month LIBOR + 4.00%), due 11/2/27	$ 1,037,162	$ 1,037,162
Second Lien Initial Term Loan
9.25% (3 Month LIBOR + 8.50%), due 11/2/28	450,000	454,500
		5,072,059
Finance 0.5%
Alliant Holdings Intermediate LLC
2018 Initial Term Loan
3.337% (1 Month LIBOR + 3.25%), due 5/9/25 (b)	3,605,468	3,575,561
Personal, Food & Miscellaneous Services 0.2%
1011778 B.C. Unlimited Liability Co.
Term Loan B4
1.837% (1 Month LIBOR + 1.75%), due 11/19/26 (b)	1,381,917	1,353,587
Telecommunications 0.9%
Level 3 Financing, Inc.
Tranche 2027 Term Loan B
1.837% (1 Month LIBOR + 1.75%), due 3/1/27 (b)	2,698,623	2,662,359
SBA Senior Finance II LLC
Initial Term Loan
1.84% (1 Month LIBOR + 1.75%), due 4/11/25 (b)	3,437,211	3,406,276
		6,068,635
Total Loan Assignments (Cost $20,666,538)		20,504,206
Mortgage-Backed Securities 22.4%
Agency (Collateralized Mortgage Obligations) 3.0%
FHLMC (j)
REMIC, Series 5070, Class IG
1.50%, due 1/25/44	6,412,636	361,798
REMIC, Series 5048, Class IC
2.00%, due 12/25/50	6,934,877	684,125
REMIC, Series 5051, Class KI
2.50%, due 12/25/50	4,282,774	704,396
REMIC, Series 5036, Class IO
3.50%, due 11/25/50	3,827,099	625,088

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.
18	MainStay MacKay Strategic Bond Fund

	Principal Amount	Value
Mortgage-Backed Securities (continued)
Agency (Collateralized Mortgage Obligations) (continued)
FHLMC (j) (continued)
REMIC, Series 4924, Class NS
5.961% (1 Month LIBOR + 6.05%), due 10/25/49 (b)	$ 3,151,237	$ 436,016
REMIC, Series 4957, Class SB
5.961% (1 Month LIBOR + 6.05%), due 11/25/49 (b)	1,953,718	361,056
FHLMC, STRIPS
REMIC, Series 358, Class PO
(zero coupon), due 10/15/47	3,485,780	3,286,643
FNMA
REMIC, Series 2013-110, Class CO
(zero coupon), due 12/25/39	1,472,465	1,383,190
REMIC, Series 2013-105, Class QO
(zero coupon), due 5/25/40	542,107	504,764
REMIC, Series 2013-105, Class KO
(zero coupon), due 10/25/43	453,046	429,750
REMIC, Series 2013-110, Class DO
(zero coupon), due 11/25/43	641,271	594,370
REMIC, Series 2020-78, Class TI
2.00%, due 11/25/50 (j)	4,111,645	467,182
REMIC, Series 2020-91, Class MI
2.00%, due 12/25/50 (j)	4,859,114	526,153
REMIC, Series 2021-2, Class AI
2.00%, due 2/25/51 (j)	10,001,919	1,093,710
REMIC, Series 2020-91, Class AI
2.50%, due 12/25/50 (j)	4,045,161	621,986
REMIC, Series 2021-7, Class EI
2.50%, due 2/25/51 (j)	2,901,689	369,648
REMIC, Series 2021-13, Class BI
3.00%, due 2/25/50 (j)	2,441,100	254,183
REMIC, Series 2020-10, Class DA
3.50%, due 3/25/60	2,315,733	2,482,998
REMIC, Series 2019-32, Class SB
5.961% (1 Month LIBOR + 6.05%), due 6/25/49 (b)(j)	2,857,099	473,093
FREMF Mortgage Trust
REMIC, Series 2017-K63, Class C
3.872%, due 2/25/50 (a)(k)	1,275,000	1,351,759
GNMA
REMIC, Series 2021-78, Class LA
1.00%, due 5/20/51	799,203	792,180
REMIC, Series 2021-91, Class MF
1.00%, due 5/20/51	973,748	959,642
REMIC, Series 2021-15, Class AI
2.00%, due 1/20/51 (j)	3,809,529	429,686
	Principal Amount	Value

Agency (Collateralized Mortgage Obligations) (continued)
GNMA (continued)
REMIC, Series 2021-57, Class AI
2.00%, due 2/20/51 (j)	$ 5,072,156	$ 591,959
REMIC, Series 2021-57, Class IB
2.50%, due 2/20/51 (j)	3,270,221	428,026
REMIC, Series 2021-25, Class LI
2.50%, due 2/20/51 (j)	2,910,446	336,799
REMIC, Series 2021-158, Class NI
3.00%, due 9/20/51 (j)	5,265,483	734,252
		21,284,452
Commercial Mortgage Loans (Collateralized Mortgage Obligations) 10.7%
Bayview Commercial Asset Trust (a)(b)
Series 2006-4A, Class A1
0.434% (1 Month LIBOR + 0.35%), due 12/25/36	11,408	11,094
Series 2005-3A, Class A1
0.569% (1 Month LIBOR + 0.48%), due 11/25/35	856,264	818,543
BX Commercial Mortgage Trust (a)
Series 2021-VOLT, Class D
1.74% (1 Month LIBOR + 1.65%), due 9/15/36 (b)	1,540,000	1,539,541
Series 2021-VOLT, Class E
2.09% (1 Month LIBOR + 2.00%), due 9/15/36 (b)	2,125,000	2,124,998
Series 2020-VIV2, Class C
3.542%, due 3/9/44 (k)	1,705,000	1,774,399
Series 2020-VIV3, Class B
3.544%, due 3/9/44 (k)	1,380,000	1,457,063
Series 2020-VIVA, Class D
3.549%, due 3/11/44 (k)	750,000	758,892
BX Trust (a)
Series 2021-MFM1, Class C
1.29% (1 Month LIBOR + 1.20%), due 1/15/34 (b)	2,695,000	2,694,999
Series 2021-MFM1, Class D
1.59% (1 Month LIBOR + 1.50%), due 1/15/34 (b)	1,010,000	1,010,300
Series 2021-LBA, Class DV
1.691% (1 Month LIBOR + 1.60%), due 2/15/36 (b)	1,270,000	1,263,616
Series 2021-ARIA, Class E
2.324% (1 Month LIBOR + 2.24%), due 10/15/36 (b)	2,700,000	2,688,152
Series 2019-OC11, Class A
3.202%, due 12/9/41	1,020,000	1,079,169
The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.
19

Portfolio of Investments October 31, 2021† (continued)
	Principal Amount	Value
Mortgage-Backed Securities (continued)
Commercial Mortgage Loans (Collateralized Mortgage Obligations) (continued)
BX Trust (a) (continued)
Series 2019-OC11, Class C
3.856%, due 12/9/41	$ 1,265,000	$ 1,344,793
Series 2019-OC11, Class E
4.075%, due 12/9/41 (k)	3,495,000	3,503,240
BXHPP Trust
Series 2021-FILM, Class C
1.19% (1 Month LIBOR + 1.10%), due 8/15/36 (a)(b)	1,090,000	1,087,269
Citigroup Commercial Mortgage Trust
Series 2015-GC27, Class AS
3.571%, due 2/10/48	840,000	879,070
COMM Mortgage Trust
Series 2012-CR4, Class AM
3.251%, due 10/15/45	1,280,000	1,291,836
Commercial Mortgage Trust
Series 2013-CR9, Class B
4.269%, due 7/10/45 (a)(k)	1,020,000	1,023,391
CSAIL Commercial Mortgage Trust
Series 2015-C3, Class A4
3.718%, due 8/15/48	2,636,000	2,828,072
CSMC WEST Trust
Series 2020-WEST, Class A
3.04%, due 2/15/35 (a)	2,250,000	2,332,812
DROP Mortgage Trust
Series 2021-FILE, Class A
1.24% (1 Month LIBOR + 1.15%), due 4/15/26 (a)(b)	1,065,000	1,066,845
Extended Stay America Trust
Series 2021-ESH, Class D
2.341% (1 Month LIBOR + 2.25%), due 7/15/38 (a)(b)	1,611,616	1,615,653
FREMF Mortgage Trust (a)(k)
REMIC, Series 2018-K154, Class B
4.02%, due 11/25/32	1,750,000	1,857,334
REMIC, Series 2018-K155, Class B
4.163%, due 4/25/33	2,135,000	2,309,566
REMIC, Series 2018-K81, Class C
4.168%, due 9/25/51	1,385,000	1,504,985
REMIC, Series 2019-K87, Class C
4.322%, due 1/25/51	950,000	1,040,658
REMIC, Series 2019-K88, Class C
4.38%, due 2/25/52	1,470,000	1,621,895
	Principal Amount	Value

Commercial Mortgage Loans (Collateralized Mortgage Obligations) (continued)
GS Mortgage Securities Corp. Trust
Series 2019-BOCA, Class A
1.29% (1 Month LIBOR + 1.20%), due 6/15/38 (a)(b)	$ 4,110,000	$ 4,116,676
GS Mortgage Securities Trust
Series 2017-GS7, Class A4
3.43%, due 8/10/50	2,720,000	2,943,081
Hudson Yards Mortgage Trust
Series 2019-30HY, Class A
3.228%, due 7/10/39 (a)	1,480,000	1,590,529
JPMBB Commercial Mortgage Securities Trust
Series 2014-C26, Class A3
3.231%, due 1/15/48	1,885,680	1,958,005
JPMorgan Chase Commercial Mortgage Securities Corp.
Series 2018-AON, Class B
4.379%, due 7/5/31 (a)(k)	1,330,000	1,388,195
Manhattan West Mortgage Trust
Series 2020-1MW, Class A
2.13%, due 9/10/39 (a)	1,260,000	1,275,568
Morgan Stanley Bank of America Merrill Lynch Trust
Series 2015-C23, Class A3
3.451%, due 7/15/50	1,254,830	1,324,647
One Bryant Park Trust
Series 2019-OBP, Class A
2.516%, due 9/15/54 (a)	3,825,000	3,921,666
SLG Office Trust
Series 2021-OVA, Class D
2.851%, due 7/15/41 (a)	1,100,000	1,085,820
UBS-Barclays Commercial Mortgage Trust
Series 2013-C6, Class B
3.875%, due 4/10/46 (a)(l)	1,010,000	1,015,784
Wells Fargo Commercial Mortgage Trust
Series 2019-C53, Class A4
3.04%, due 10/15/52	3,100,000	3,304,846
Series 2018-1745, Class A
3.749%, due 6/15/36 (a)(k)	2,900,000	3,176,685
Series 2018-AUS, Class A
4.058%, due 8/17/36 (a)(k)	4,410,000	4,887,006
WFRBS Commercial Mortgage Trust
Series 2012-C7, Class AS
4.09%, due 6/15/45 (l)	1,480,000	1,486,056
		76,002,749

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.
20	MainStay MacKay Strategic Bond Fund

	Principal Amount	Value
Mortgage-Backed Securities (continued)
Whole Loan (Collateralized Mortgage Obligations) 8.7%
Alternative Loan Trust
Series 2005-31, Class 1A1
0.649% (1 Month LIBOR + 0.56%), due 8/25/35 (b)	$ 2,318,814	$ 2,214,902
Banc of America Alternative Loan Trust
Series 2005-11, Class 2CB1
6.00%, due 12/25/35	454,070	453,363
Connecticut Avenue Securities Trust (a)(b)
Series 2020-R02, Class 2M2
2.089% (1 Month LIBOR + 2.00%), due 1/25/40	1,992,602	1,999,121
Series 2021-R01, Class 1B1
3.15% (SOFR 30A + 3.10%), due 10/25/41	2,205,000	2,215,337
FHLMC STACR REMIC Trust
Series 2020-DNA6, Class M2
2.049% (SOFR 30A + 2.00%), due 12/25/50 (a)(b)	3,395,000	3,420,438
FHLMC STACR Trust (a)(b)
Series 2018-DNA2, Class M2
2.239% (1 Month LIBOR + 2.15%), due 12/25/30	2,265,000	2,287,248
Series 2018-HQA2, Class M2
2.389% (1 Month LIBOR + 2.30%), due 10/25/48	665,000	673,685
Series 2021-DNA5, Class B1
3.099% (SOFR 30A + 3.05%), due 1/25/34	1,840,000	1,860,699
Series 2019-DNA3, Class B1
3.339% (1 Month LIBOR + 3.25%), due 7/25/49	1,590,000	1,612,138
Series 2018-DNA2, Class B1
3.789% (1 Month LIBOR + 3.70%), due 12/25/30	2,850,000	2,967,065
FHLMC Structured Agency Credit Risk Debt Notes (b)
Series 2018-HQA1, Class M2
2.389% (1 Month LIBOR + 2.30%), due 9/25/30	1,189,893	1,199,860
Series 2016-DNA4, Class M3
3.889% (1 Month LIBOR + 3.80%), due 3/25/29	1,482,293	1,532,586
FNMA (b)
Series 2017-C05, Class 1M2
2.289% (1 Month LIBOR + 2.20%), due 1/25/30	990,626	1,008,268
	Principal Amount	Value

Whole Loan (Collateralized Mortgage Obligations) (continued)
FNMA (b) (continued)
Series 2018-C02, Class 2M2
2.289% (1 Month LIBOR + 2.20%), due 8/25/30	$ 1,645,086	$ 1,660,783
Series 2017-C07, Class 2M2
2.589% (1 Month LIBOR + 2.50%), due 5/25/30	3,329,485	3,386,163
Series 2018-C04, Class 2M2
2.639% (1 Month LIBOR + 2.55%), due 12/25/30	2,085,519	2,119,492
Series 2017-C04, Class 2M2
2.939% (1 Month LIBOR + 2.85%), due 11/25/29	1,132,123	1,161,209
Series 2017-C02, Class 2M2
3.739% (1 Month LIBOR + 3.65%), due 9/25/29	1,768,011	1,830,010
Series 2016-C06, Class 1M2
4.339% (1 Month LIBOR + 4.25%), due 4/25/29	2,542,180	2,640,981
Series 2016-C07, Class 2M2
4.439% (1 Month LIBOR + 4.35%), due 5/25/29	2,180,454	2,273,606
Series 2015-C04, Class 1M2
5.789% (1 Month LIBOR + 5.70%), due 4/25/28	777,603	822,716
Galton Funding Mortgage Trust
Series 2018-2, Class A51
4.50%, due 10/25/58 (a)(l)	1,293,897	1,315,484
GreenPoint Mortgage Funding Trust
Series 2007-AR3, Class A1
0.529% (1 Month LIBOR + 0.44%), due 6/25/37 (b)	455,266	457,963
GS Mortgage-Backed Securities Corp. Trust
Series 2021-PJ7, Class A2
2.50%, due 1/25/52 (a)(l)	2,202,658	2,219,780
Impac Secured Assets Trust
Series 2006-5, Class 2A
0.489% (1 Month LIBOR + 0.40%), due 12/25/36 (b)	53,665	52,879
Mello Warehouse Securitization Trust
Series 2021-1, Class B
0.989% (1 Month LIBOR + 0.90%), due 2/25/55 (a)(b)	1,060,000	1,057,541
New Residential Mortgage Loan Trust (a)
Series 2019-5A, Class B7
4.446%, due 8/25/59 (k)	2,377,908	1,780,513
Series 2019-4A, Class B6
4.744%, due 12/25/58 (l)	2,050,055	1,587,524
The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.
21

Portfolio of Investments October 31, 2021† (continued)
	Principal Amount	Value
Mortgage-Backed Securities (continued)
Whole Loan (Collateralized Mortgage Obligations) (continued)
New Residential Mortgage Loan Trust (a) (continued)
Series 2019-2A, Class B6
4.946%, due 12/25/57 (l)	$ 845,164	$ 674,218
NewRez Warehouse Securitization Trust
Series 2021-1, Class B
0.989% (1 Month LIBOR + 0.90%), due 5/25/55 (a)(b)	3,085,000	3,077,090
Sequoia Mortgage Trust
Series 2018-7, Class B3
4.235%, due 9/25/48 (a)(l)	1,418,200	1,427,222
STACR Trust (a)(b)
Series 2018-DNA3, Class M2
2.189% (1 Month LIBOR + 2.10%), due 9/25/48	1,425,000	1,443,751
Series 2018-HRP2, Class M3
2.489% (1 Month LIBOR + 2.40%), due 2/25/47	4,080,000	4,164,783
Series 2018-HRP1, Class B1
3.839% (1 Month LIBOR + 3.75%), due 4/25/43	1,785,000	1,833,067
Series 2018-HRP2, Class B1
4.289% (1 Month LIBOR + 4.20%), due 2/25/47	600,000	639,187
WaMu Mortgage Pass-Through Certificates Trust
Series 2006-AR9, Class 2A
1.738% (11th District Cost of Funds Index + 1.50%), due 8/25/46 (b)	635,211	627,176
		61,697,848
Total Mortgage-Backed Securities (Cost $156,602,341)		158,985,049
Municipal Bonds 0.5%
California 0.5%
Golden State Tobacco Securitization Corp. Revenue Bonds
Series B, Insured: State Appropriations
3.293%, due 6/1/42	1,040,000	1,054,847
	Principal Amount	Value

California (continued)
Regents of the University of California Medical Center, Pooled Revenue Bonds
Series N
3.006%, due 5/15/50	$ 2,760,000	$ 2,867,557
		3,922,404
Total Municipal Bonds (Cost $3,800,000)		3,922,404
U.S. Government & Federal Agencies 3.2%
United States Treasury Inflation - Indexed Notes 3.2%
U.S. Treasury Inflation Linked Notes (m)
0.125%, due 1/15/30	9,697,204	10,735,993
0.125%, due 7/15/30	6,626,008	7,372,296
0.875%, due 1/15/29	4,160,333	4,829,399
		22,937,688
Total U.S. Government & Federal Agencies (Cost $21,774,136)		22,937,688
Total Long-Term Bonds (Cost $633,249,150)		651,403,340

	Shares
Common Stocks 0.0% ‡
Commercial Services & Supplies 0.0% ‡
Quad/Graphics, Inc. (n)	14	55
Tobacco 0.0% ‡
Turning Point Brands, Inc.	6,802	259,632
Total Common Stocks (Cost $0)		259,687
Short-Term Investments 8.4%
Affiliated Investment Company 7.5%
MainStay U.S. Government Liquidity Fund, 0.01% (o)	53,258,649	53,258,649
Unaffiliated Investment Companies 0.9%
BlackRock Liquidity FedFund, 0.025% (o)(p)	3,728,236	3,728,236

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.
22	MainStay MacKay Strategic Bond Fund

	Shares	Value
Short-Term Investments (continued)
Unaffiliated Investment Companies (continued)
Wells Fargo Government Money Market Fund, 0.025% (o)(p)	3,071,746	$ 3,071,746
Total Unaffiliated Investment Companies (Cost $6,799,982)		6,799,982
Total Short-Term Investments (Cost $60,058,631)		60,058,631
Total Investments (Cost $693,307,781)	100.1%	711,721,658
Other Assets, Less Liabilities	(0.1)	(974,989)
Net Assets	100.0%	$ 710,746,669

†	Percentages indicated are based on Fund net assets.
‡	Less than one-tenth of a percent.
(a)	May be sold to institutional investors only under Rule 144A or securities offered pursuant to Section 4(a)(2) of the Securities Act of 1933, as amended.
(b)	Floating rate—Rate shown was the rate in effect as of October 31, 2021.
(c)	Delayed delivery security.
(d)	Fixed to floating rate—Rate shown was the rate in effect as of October 31, 2021.
(e)	Security is perpetual and, thus, does not have a predetermined maturity date. The date shown, if applicable, reflects the next call date.
(f)	All or a portion of this security was held on loan. As of October 31, 2021, the aggregate market value of securities on loan was $6,587,220. The Fund received cash collateral with a value of $6,799,982. (See Note 2(N))
(g)	Fair valued security—Represents fair value as measured in good faith under procedures approved by the Board of Trustees. As of October 31, 2021, the total market value was $1,341,675, which represented 0.2% of the Fund’s net assets.
(h)	Security in which significant unobservable inputs (Level 3) were used in determining fair value.
(i)	Step coupon—Rate shown was the rate in effect as of October 31, 2021.
(j)	Collateralized Mortgage Obligation Interest Only Strip—Pays a fixed or variable rate of interest based on mortgage loans or mortgage pass-through securities. The principal amount of the underlying pool represents the notional amount on which the current interest was calculated. The value of these stripped securities may be particularly sensitive to changes in prevailing interest rates and are typically more sensitive to changes in prepayment rates than traditional mortgage-backed securities.
(k)	Collateral strip rate—A bond whose interest was based on the weighted net interest rate of the collateral. The coupon rate adjusts periodically based on a predetermined schedule. Rate shown was the rate in effect as of October 31, 2021.
(l)	Coupon rate may change based on changes of the underlying collateral or prepayments of principal. Rate shown was the rate in effect as of October 31, 2021.
(m)	Treasury Inflation Protected Security—Pays a fixed rate of interest on a principal amount that is continuously adjusted for inflation based on the Consumer Price Index-Urban Consumers.
(n)	Non-income producing security.
(o)	Current yield as of October 31, 2021.
(p)	Represents a security purchased with cash collateral received for securities on loan.
Foreign Currency Forward Contracts
As of October 31, 2021, the Fund held the following foreign currency forward contracts1:
Currency Purchased		Currency Sold		Counterparty	Settlement Date	Unrealized Appreciation (Depreciation)
USD	4,318,798	EUR	3,643,000	JPMorgan Chase Bank N.A.	11/1/21	$ 107,491
USD	4,266,464	EUR	3,652,000	JPMorgan Chase Bank N.A.	2/1/22	44,752
Total Unrealized Appreciation						152,243
EUR	3,643,000	USD	4,245,731	JPMorgan Chase Bank N.A.	11/1/21	(34,423)
EUR	3,600,000	USD	4,190,000	JPMorgan Chase Bank N.A.	2/1/22	(18,698)
Total Unrealized Depreciation						(53,121)
Net Unrealized Appreciation						$ 99,122

1.	Foreign Currency Forward Contracts are subject to limitations such that they cannot be “sold or repurchased,” although the Fund would be able to exit the transaction through other means, such as through the execution of an offsetting transaction.
The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.
23

Portfolio of Investments October 31, 2021† (continued)
Futures Contracts
As of October 31, 2021, the Fund held the following futures contracts1:
Type	Number of Contracts	Expiration Date	Value at Trade Date	Current Notional Amount	Unrealized Appreciation (Depreciation)[2]
Long Contracts
U.S. Treasury 2 Year Notes	60	December 2021	$ 13,210,911	$ 13,155,000	$ (55,911)
U.S. Treasury Long Bonds	21	December 2021	3,387,781	3,377,719	(10,062)
Total Long Contracts					(65,973)
Short Contracts
U.S. Treasury 5 Year Notes	(515)	December 2021	(63,336,753)	(62,701,251)	635,502
U.S. Treasury 10 Year Notes	(911)	December 2021	(120,993,410)	(119,070,547)	1,922,863
U.S. Treasury 10 Year Ultra Bonds	(358)	December 2021	(52,806,035)	(51,921,187)	884,848
U.S. Treasury Ultra Bonds	(46)	December 2021	(9,024,152)	(9,034,687)	(10,535)
Total Short Contracts					3,432,678
Net Unrealized Appreciation					$ 3,366,705

1.	As of October 31, 2021, cash in the amount of $2,736,451 was on deposit with a broker or futures commission merchant for futures transactions.
2.	Represents the difference between the value of the contracts at the time they were opened and the value as of October 31, 2021.
Swap Contracts
As of October 31, 2021, the Fund held the following centrally cleared interest swap agreements1:
Notional Amount	Currency	Expiration Date	Payments made by Fund	Payments Received by Fund	Payment Frequency Paid/Received	Upfront Premiums Paid/ (Received)	Value	Unrealized Appreciation/ (Depreciation)
$ 40,000,000	USD	3/16/23	Fixed 2.793%	3 month USD LIBOR	Semi-Annually/Quarterly	$ —	$ (1,290,032)	$ (1,290,032)
41,000,000	USD	3/29/23	Fixed 2.762%	3 month USD LIBOR	Semi-Annually/Quarterly	—	(1,331,772)	(1,331,772)
						$ —	$ (2,621,804)	$ (2,621,804)

1.	As of October 31, 2021, cash in the amount of $542,403 was on deposit with a broker for centrally cleared swap agreements.

Abbreviation(s):
EUR—Euro
FHLMC—Federal Home Loan Mortgage Corp.
FNMA—Federal National Mortgage Association
FREMF—Freddie Mac Multifamily
GNMA—Government National Mortgage Association
LIBOR—London Interbank Offered Rate
REMIC—Real Estate Mortgage Investment Conduit
SOFR—Secured Overnight Financing Rate
USD—United States Dollar
USISDA—U.S. dollar International Swaps and Derivatives Association
The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.
24	MainStay MacKay Strategic Bond Fund

The following is a summary of the fair valuations according to the inputs used as of October 31, 2021, for valuing the Fund’s assets and liabilities:
Description	Quoted Prices in Active Markets for Identical Assets (Level 1)	Significant Other Observable Inputs (Level 2)	Significant Unobservable Inputs (Level 3)	Total
Asset Valuation Inputs
Investments in Securities (a)
Long-Term Bonds
Asset-Backed Securities	$ —	$ 80,346,540	$ —	$ 80,346,540
Corporate Bonds	—	333,138,906	1,341,675	334,480,581
Foreign Government Bonds	—	30,226,872	—	30,226,872
Loan Assignments	—	20,504,206	—	20,504,206
Mortgage-Backed Securities	—	158,985,049	—	158,985,049
Municipal Bonds	—	3,922,404	—	3,922,404
U.S. Government & Federal Agencies	—	22,937,688	—	22,937,688
Total Long-Term Bonds	—	650,061,665	1,341,675	651,403,340
Common Stocks	259,687	—	—	259,687
Short-Term Investments
Affiliated Investment Company	53,258,649	—	—	53,258,649
Unaffiliated Investment Companies	6,799,982	—	—	6,799,982
Total Short-Term Investments	60,058,631	—	—	60,058,631
Total Investments in Securities	60,318,318	650,061,665	1,341,675	711,721,658
Other Financial Instruments
Foreign Currency Forward Contracts (b)	—	152,243	—	152,243
Futures Contracts (b)	3,443,213	—	—	3,443,213
Total Other Financial Instruments	3,443,213	152,243	—	3,595,456
Total Investments in Securities and Other Financial Instruments	$ 63,761,531	$ 650,213,908	$ 1,341,675	$ 715,317,114
Liability Valuation Inputs
Other Financial Instruments
Foreign Currency Forward Contracts (b)	$ —	$ (53,121)	$ —	$ (53,121)
Futures Contracts (b)	(76,508)	—	—	(76,508)
Interest Rate Swaps (b)	—	(2,621,804)	—	(2,621,804)
Total Other Financial Instruments	(76,508)	(2,674,925)	—	(2,751,433)
Total Investments in Securities and Other Financial Instruments	$ (76,508)	$ (2,674,925)	$ —	$ (2,751,433)

(a)	For a complete listing of investments and their industries, see the Portfolio of Investments.
(b)	The value listed for these securities reflects unrealized appreciation (depreciation) as shown on the Portfolio of Investments.
The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.
25

Statement of Assets and Liabilities as of October 31, 2021
Assets
Investment in unaffiliated securities, at value (identified cost $640,049,132) including securities on loan of $6,587,220	$ 658,463,009
Investment in affiliated investment companies, at value (identified cost $53,258,649)	53,258,649
Cash	39,298
Cash denominated in foreign currencies (identified cost $60,312)	60,116
Cash collateral on deposit at broker for futures contracts	2,736,451
Cash collateral on deposit at broker for swap contracts	542,403
Receivables:
Interest	4,461,630
Fund shares sold	1,012,242
Variation margin on futures contracts	215,284
Investment securities sold	97,582
Variation margin on centrally cleared swap contracts	66,455
Securities lending	4,413
Unrealized appreciation on foreign currency forward contracts	152,243
Other assets	34,410
Total assets	721,144,185
Liabilities
Cash collateral received for securities on loan	6,799,982
Payables:
Investment securities purchased	1,764,982
Fund shares redeemed	956,598
Manager (See Note 3)	342,082
Transfer agent (See Note 3)	176,831
NYLIFE Distributors (See Note 3)	87,909
Shareholder communication	65,508
Professional fees	17,609
Custodian	4,246
Trustees	2,108
Accrued expenses	7,717
Distributions payable	118,823
Unrealized depreciation on foreign currency forward contracts	53,121
Total liabilities	10,397,516
Net assets	$ 710,746,669
Composition of Net Assets
Shares of beneficial interest outstanding (par value of $.01 per share) unlimited number of shares authorized	$ 780,484
Additional paid-in-capital	876,672,196
877,452,680
Total distributable earnings (loss)	(166,706,011)
Net assets	$ 710,746,669
Class A
Net assets applicable to outstanding shares	$192,190,316
Shares of beneficial interest outstanding	21,114,158
Net asset value per share outstanding	$ 9.10
Maximum sales charge (4.50% of offering price)	0.43
Maximum offering price per share outstanding	$ 9.53
Investor Class
Net assets applicable to outstanding shares	$ 16,874,179
Shares of beneficial interest outstanding	1,837,563
Net asset value per share outstanding	$ 9.18
Maximum sales charge (4.00% of offering price)	0.38
Maximum offering price per share outstanding	$ 9.56
Class B
Net assets applicable to outstanding shares	$ 3,191,345
Shares of beneficial interest outstanding	352,439
Net asset value and offering price per share outstanding	$ 9.06
Class C
Net assets applicable to outstanding shares	$ 46,536,505
Shares of beneficial interest outstanding	5,143,006
Net asset value and offering price per share outstanding	$ 9.05
Class I
Net assets applicable to outstanding shares	$448,881,341
Shares of beneficial interest outstanding	49,264,320
Net asset value and offering price per share outstanding	$ 9.11
Class R2
Net assets applicable to outstanding shares	$ 1,046,685
Shares of beneficial interest outstanding	114,949
Net asset value and offering price per share outstanding	$ 9.11
Class R3
Net assets applicable to outstanding shares	$ 619,222
Shares of beneficial interest outstanding	68,011
Net asset value and offering price per share outstanding	$ 9.10
Class R6
Net assets applicable to outstanding shares	$ 1,407,076
Shares of beneficial interest outstanding	153,944
Net asset value and offering price per share outstanding	$ 9.14

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.
26	MainStay MacKay Strategic Bond Fund

Statement of Operations for the year ended October 31, 2021
Investment Income (Loss)
Income
Interest	$23,731,393
Securities lending	12,377
Dividends-affiliated	3,426
Dividends-unaffiliated (net of foreign tax withholding of $100)	1,348
Total income	23,748,544
Expenses
Manager (See Note 3)	4,077,850
Distribution/Service—Class A (See Note 3)	457,404
Distribution/Service—Investor Class (See Note 3)	44,125
Distribution/Service—Class B (See Note 3)	40,384
Distribution/Service—Class C (See Note 3)	553,934
Distribution/Service—Class R2 (See Note 3)	2,535
Distribution/Service—Class R3 (See Note 3)	1,798
Transfer agent (See Note 3)	954,610
Interest on investments sold short	176,208
Registration	153,738
Shareholder communication	94,743
Professional fees	91,962
Custodian	42,530
Trustees	16,556
Insurance	6,253
Broker fees and charges on short sales	3,758
Shareholder service (See Note 3)	1,374
Miscellaneous	30,041
Total expenses before waiver/reimbursement	6,749,803
Expense waiver/reimbursement from Manager (See Note 3)	(95,224)
Net expenses	6,654,579
Net investment income (loss)	17,093,965
Realized and Unrealized Gain (Loss)
Net realized gain (loss) on:
Unaffiliated investment transactions	18,884,659
Futures transactions	5,857,439
Investments sold short	(323,676)
Swap transactions	(2,115,186)
Foreign currency transactions	(439,795)
Foreign currency forward transactions	(718,128)
Net realized gain (loss)	21,145,313
Net change in unrealized appreciation (depreciation) on:
Unaffiliated investments	(4,967,426)
Futures contracts	907,704
Investments sold short	130,500
Swap contracts	2,276,063
Foreign currency forward contracts	663,375
Translation of other assets and liabilities in foreign currencies	(3,454)
Net change in unrealized appreciation (depreciation)	(993,238)
Net realized and unrealized gain (loss)	20,152,075
Net increase (decrease) in net assets resulting from operations	$37,246,040

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.
27

Statements of Changes in Net Assets
for the years ended October 31, 2021 and October 31, 2020
	2021	2020
Increase (Decrease) in Net Assets
Operations:
Net investment income (loss)	$ 17,093,965	$ 20,944,697
Net realized gain (loss)	21,145,313	(4,133,341)
Net change in unrealized appreciation (depreciation)	(993,238)	(1,070,079)
Net increase (decrease) in net assets resulting from operations	37,246,040	15,741,277
Distributions to shareholders:
Class A	(3,635,420)	(4,402,631)
Investor Class	(323,097)	(440,469)
Class B	(45,962)	(108,106)
Class C	(629,126)	(1,281,225)
Class I	(9,317,197)	(13,052,942)
Class R2	(19,150)	(143,506)
Class R3	(5,926)	(5,136)
Class R6	(24,072)	(197,722)
	(13,999,950)	(19,631,737)
Distributions to shareholders from return of capital:
Class A	(221,004)	(131,689)
Investor Class	(19,642)	(13,175)
Class B	(2,794)	(3,234)
Class C	(38,246)	(38,323)
Class I	(566,411)	(390,433)
Class R2	(1,164)	(4,292)
Class R3	(360)	(154)
Class R6	(1,463)	(5,914)
	(851,084)	(587,214)
Total distributions to shareholders	(14,851,034)	(20,218,951)
Capital share transactions:
Net proceeds from sales of shares	165,058,912	207,685,790
Net asset value of shares issued to shareholder in reinvestment of distributions	13,300,032	18,303,153
Cost of shares redeemed	(160,495,682)	(503,088,197)
Increase (decrease) in net assets derived from capital share transactions	17,863,262	(277,099,254)
Net increase (decrease) in net assets	40,258,268	(281,576,928)
Net Assets
Beginning of year	670,488,401	952,065,329
End of year	$ 710,746,669	$ 670,488,401
The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.
28	MainStay MacKay Strategic Bond Fund

Financial Highlights selected per share data and ratios
	Year Ended October 31,
Class A	2021	2020	2019	2018	2017
Net asset value at beginning of year	$ 8.80	$ 8.74	$ 8.65	$ 8.90	$ 8.81
Net investment income (loss) (a)	0.22	0.22	0.23	0.24	0.25
Net realized and unrealized gain (loss)	0.27	0.06	0.11	(0.22)	0.15
Total from investment operations	0.49	0.28	0.34	0.02	0.40
Less distributions:
From net investment income	(0.18)	(0.21)	(0.25)	(0.27)	(0.31)
Return of capital	(0.01)	(0.01)	—	(0.00)‡	(0.00)‡
Total distributions	(0.19)	(0.22)	(0.25)	(0.27)	(0.31)
Net asset value at end of year	$ 9.10	$ 8.80	$ 8.74	$ 8.65	$ 8.90
Total investment return (b)	5.61%	3.27%	3.99%	0.25%	4.65%
Ratios (to average net assets)/Supplemental Data:
Net investment income (loss)	2.43%	2.60%	2.66%	2.69%	2.79%
Net expenses (c)(d)	1.07%	1.18%	1.27%	1.25%	1.13%
Portfolio turnover rate	53%	56%(e)	50%(e)	22%	41%
Net assets at end of year (in 000’s)	$ 192,190	$ 175,682	$ 197,686	$ 220,618	$ 302,192

‡	Less than one cent per share.
(a)	Per share data based on average shares outstanding during the year.
(b)	Total investment return is calculated exclusive of sales charges and assumes the reinvestment of dividends and distributions. For periods of less than one year, total return is not annualized.
(c)	In addition to the fees and expenses which the Fund bears directly, it also indirectly bears a pro-rata share of the fees and expenses of the underlying funds in which it invests. Such indirect expenses are not included in the above expense ratios.
(d)	The expense ratios presented below show the impact of short sales expense:

Year Ended	Net Expenses (excluding short sale expenses)	Short Sales Expenses
October 31, 2021	1.04%	0.03%
October 31, 2020	1.07%	0.11%
October 31, 2019	1.07%	0.20%
October 31, 2018	1.03%	0.22%
October 31, 2017	1.01%	0.12%

(e)	The portfolio turnover rate not including mortgage dollar rolls was 53% and 44% for the years ended October 31, 2020 and 2019, respectively.

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.
29

Financial Highlights selected per share data and ratios
	Year Ended October 31,
Investor Class	2021	2020	2019	2018	2017
Net asset value at beginning of year	$ 8.88	$ 8.81	$ 8.72	$ 8.97	$ 8.88
Net investment income (loss) (a)	0.21	0.22	0.23	0.24	0.24
Net realized and unrealized gain (loss)	0.27	0.06	0.11	(0.22)	0.16
Total from investment operations	0.48	0.28	0.34	0.02	0.40
Less distributions:
From net investment income	(0.17)	(0.20)	(0.25)	(0.27)	(0.31)
Return of capital	(0.01)	(0.01)	—	(0.00)‡	(0.00)‡
Total distributions	(0.18)	(0.21)	(0.25)	(0.27)	(0.31)
Net asset value at end of year	$ 9.18	$ 8.88	$ 8.81	$ 8.72	$ 8.97
Total investment return (b)	5.41%	3.29%	3.93%	0.23%	4.59%
Ratios (to average net assets)/Supplemental Data:
Net investment income (loss)	2.30%	2.54%	2.63%	2.68%	2.74%
Net expenses (c)(d)	1.20%	1.24%	1.29%	1.27%	1.15%
Portfolio turnover rate	53%	56%(e)	50%(e)	22%	41%
Net assets at end of year (in 000's)	$ 16,874	$ 18,139	$ 19,748	$ 20,451	$ 22,033

‡	Less than one cent per share.
(a)	Per share data based on average shares outstanding during the year.
(b)	Total investment return is calculated exclusive of sales charges and assumes the reinvestment of dividends and distributions. For periods of less than one year, total return is not annualized.
(c)	In addition to the fees and expenses which the Fund bears directly, it also indirectly bears a pro-rata share of the fees and expenses of the underlying funds in which it invests. Such indirect expenses are not included in the above expense ratios.
(d)	The expense ratios presented below show the impact of short sales expense:

Year Ended	Net Expenses (excluding short sale expenses)	Short Sales Expenses
October 31, 2021	1.17%	0.03%
October 31, 2020	1.13%	0.11%
October 31, 2019	1.09%	0.20%
October 31, 2018	1.05%	0.22%
October 31, 2017	1.03%	0.12%

(e)	The portfolio turnover rate not including mortgage dollar rolls was 53% and 44% for the years ended October 31, 2020 and 2019, respectively.

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.
30	MainStay MacKay Strategic Bond Fund

Financial Highlights selected per share data and ratios
	Year Ended October 31,
Class B	2021	2020	2019	2018	2017
Net asset value at beginning of year	$ 8.76	$ 8.70	$ 8.61	$ 8.86	$ 8.77
Net investment income (loss) (a)	0.14	0.15	0.16	0.17	0.18
Net realized and unrealized gain (loss)	0.27	0.06	0.11	(0.22)	0.15
Total from investment operations	0.41	0.21	0.27	(0.05)	0.33
Less distributions:
From net investment income	(0.10)	(0.15)	(0.18)	(0.20)	(0.24)
Return of capital	(0.01)	(0.00)‡	—	(0.00)‡	(0.00)‡
Total distributions	(0.11)	(0.15)	(0.18)	(0.20)	(0.24)
Net asset value at end of year	$ 9.06	$ 8.76	$ 8.70	$ 8.61	$ 8.86
Total investment return (b)	4.57%	2.44%	3.20%	(0.52)%	3.86%
Ratios (to average net assets)/Supplemental Data:
Net investment income (loss)	1.55%	1.77%	1.90%	1.92%	2.00%
Net expenses (c)(d)	1.95%	2.00%	2.04%	2.02%	1.90%
Portfolio turnover rate	53%	56%(e)	50%(e)	22%	41%
Net assets at end of year (in 000’s)	$ 3,191	$ 4,872	$ 7,970	$ 11,015	$ 15,223

‡	Less than one cent per share.
(a)	Per share data based on average shares outstanding during the year.
(b)	Total investment return is calculated exclusive of sales charges and assumes the reinvestment of dividends and distributions. For periods of less than one year, total return is not annualized.
(c)	In addition to the fees and expenses which the Fund bears directly, it also indirectly bears a pro-rata share of the fees and expenses of the underlying funds in which it invests. Such indirect expenses are not included in the above expense ratios.
(d)	The expense ratios presented below show the impact of short sales expense:

Year Ended	Net Expenses (excluding short sale expenses)	Short Sales Expenses
October 31, 2021	1.92%	0.03%
October 31, 2020	1.89%	0.11%
October 31, 2019	1.84%	0.20%
October 31, 2018	1.80%	0.22%
October 31, 2017	1.78%	0.12%

(e)	The portfolio turnover rate not including mortgage dollar rolls was 53% and 44% for the years ended October 31, 2020 and 2019, respectively.

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.
31

Financial Highlights selected per share data and ratios
	Year Ended October 31,
Class C	2021	2020	2019	2018	2017
Net asset value at beginning of year	$ 8.75	$ 8.69	$ 8.60	$ 8.85	$ 8.76
Net investment income (loss) (a)	0.14	0.15	0.16	0.17	0.18
Net realized and unrealized gain (loss)	0.27	0.06	0.11	(0.22)	0.15
Total from investment operations	0.41	0.21	0.27	(0.05)	0.33
Less distributions:
From net investment income	(0.10)	(0.15)	(0.18)	(0.20)	(0.24)
Return of capital	(0.01)	(0.00)‡	—	(0.00)‡	(0.00)‡
Total distributions	(0.11)	(0.15)	(0.18)	(0.20)	(0.24)
Net asset value at end of year	$ 9.05	$ 8.75	$ 8.69	$ 8.60	$ 8.85
Total investment return (b)	4.69%	2.45%	3.21%	(0.52)%	3.86%
Ratios (to average net assets)/Supplemental Data:
Net investment income (loss)	1.55%	1.78%	1.90%	1.92%	2.00%
Net expenses (c)(d)	1.95%	2.00%	2.04%	2.02%	1.90%
Portfolio turnover rate	53%	56%(e)	50%(e)	22%	41%
Net assets at end of year (in 000’s)	$ 46,537	$ 65,158	$ 91,598	$ 128,279	$ 167,595

‡	Less than one cent per share.
(a)	Per share data based on average shares outstanding during the year.
(b)	Total investment return is calculated exclusive of sales charges and assumes the reinvestment of dividends and distributions. For periods of less than one year, total return is not annualized.
(c)	In addition to the fees and expenses which the Fund bears directly, it also indirectly bears a pro-rata share of the fees and expenses of the underlying funds in which it invests. Such indirect expenses are not included in the above expense ratios.
(d)	The expense ratios presented below show the impact of short sales expense:

Year Ended	Net Expenses (excluding short sale expenses)	Short Sales Expenses
October 31, 2021	1.92%	0.03%
October 31, 2020	1.89%	0.11%
October 31, 2019	1.84%	0.20%
October 31, 2018	1.80%	0.22%
October 31, 2017	1.78%	0.12%

(e)	The portfolio turnover rate not including mortgage dollar rolls was 53% and 44% for the years ended October 31, 2020 and 2019, respectively.

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.
32	MainStay MacKay Strategic Bond Fund

Financial Highlights selected per share data and ratios
	Year Ended October 31,
Class I	2021	2020	2019	2018	2017
Net asset value at beginning of year	$ 8.81	$ 8.75	$ 8.66	$ 8.91	$ 8.82
Net investment income (loss) (a)	0.25	0.24	0.25	0.26	0.26
Net realized and unrealized gain (loss)	0.27	0.06	0.11	(0.22)	0.16
Total from investment operations	0.52	0.30	0.36	0.04	0.42
Less distributions:
From net investment income	(0.21)	(0.23)	(0.27)	(0.29)	(0.33)
Return of capital	(0.01)	(0.01)	—	(0.00)‡	(0.00)‡
Total distributions	(0.22)	(0.24)	(0.27)	(0.29)	(0.33)
Net asset value at end of year	$ 9.11	$ 8.81	$ 8.75	$ 8.66	$ 8.91
Total investment return (b)	5.88%	3.53%	4.24%	0.51%	4.90%
Ratios (to average net assets)/Supplemental Data:
Net investment income (loss)	2.70%	2.83%	2.91%	2.94%	2.99%
Net expenses (c)(d)	0.79%	0.94%	1.02%	1.00%	0.88%
Expenses (before waiver/reimbursement)	0.82%	0.94%	1.02%	1.00%	0.88%
Portfolio turnover rate	53%	56%(e)	50%(e)	22%	41%
Net assets at end of year (in 000’s)	$ 448,881	$ 404,964	$ 604,981	$ 717,129	$ 837,363

‡	Less than one cent per share.
(a)	Per share data based on average shares outstanding during the year.
(b)	Total investment return is calculated exclusive of sales charges and assumes the reinvestment of dividends and distributions. Class I shares are not subject to sales charges. For periods of less than one year, total return is not annualized.
(c)	In addition to the fees and expenses which the Fund bears directly, it also indirectly bears a pro-rata share of the fees and expenses of the underlying funds in which it invests. Such indirect expenses are not included in the above expense ratios.
(d)	The expense ratios presented below show the impact of short sales expense:

Year Ended	Net Expenses (excluding short sale expenses)	Short Sales Expenses
October 31, 2021	0.76%	0.03%
October 31, 2020	0.83%	0.11%
October 31, 2019	0.82%	0.20%
October 31, 2018	0.78%	0.22%
October 31, 2017	0.76%	0.12%

(e)	The portfolio turnover rate not including mortgage dollar rolls was 53% and 44% for the years ended October 31, 2020 and 2019, respectively.

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.
33

Financial Highlights selected per share data and ratios
	Year Ended October 31,
Class R2	2021	2020	2019	2018	2017
Net asset value at beginning of year	$ 8.81	$ 8.74	$ 8.65	$ 8.90	$ 8.81
Net investment income (loss) (a)	0.21	0.21	0.22	0.23	0.23
Net realized and unrealized gain (loss)	0.27	0.07	0.11	(0.22)	0.16
Total from investment operations	0.48	0.28	0.33	0.01	0.39
Less distributions:
From net investment income	(0.17)	(0.20)	(0.24)	(0.26)	(0.30)
Return of capital	(0.01)	(0.01)	—	(0.00)‡	(0.00)‡
Total distributions	(0.18)	(0.21)	(0.24)	(0.26)	(0.30)
Net asset value at end of year	$ 9.11	$ 8.81	$ 8.74	$ 8.65	$ 8.90
Total investment return (b)	5.49%	3.27%	3.89%	0.16%	4.54%
Ratios (to average net assets)/Supplemental Data:
Net investment income (loss)	2.33%	2.49%	2.54%	2.67%	2.63%
Net expenses (c)(d)	1.17%	1.29%	1.37%	1.34%	1.23%
Portfolio turnover rate	53%	56%(e)	50%(e)	22%	41%
Net assets at end of year (in 000’s)	$ 1,047	$ 934	$ 7,232	$ 6,657	$ 773

‡	Less than one cent per share.
(a)	Per share data based on average shares outstanding during the year.
(b)	Total investment return is calculated exclusive of sales charges and assumes the reinvestment of dividends and distributions. Class R2 shares are not subject to sales charges. For periods of less than one year, total return is not annualized.
(c)	In addition to the fees and expenses which the Fund bears directly, it also indirectly bears a pro-rata share of the fees and expenses of the underlying funds in which it invests. Such indirect expenses are not included in the above expense ratios.
(d)	The expense ratios presented below show the impact of short sales expense:

Year Ended	Net Expenses (excluding short sale expenses)	Short Sales Expenses
October 31, 2021	1.14%	0.03%
October 31, 2020	1.18%	0.11%
October 31, 2019	1.17%	0.20%
October 31, 2018	1.14%	0.20%
October 31, 2017	1.11%	0.12%

(e)	The portfolio turnover rate not including mortgage dollar rolls was 53% and 44% for the years ended October 31, 2020 and 2019, respectively.

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.
34	MainStay MacKay Strategic Bond Fund

Financial Highlights selected per share data and ratios
	Year Ended October 31,
Class R3	2021	2020	2019	2018	2017
Net asset value at beginning of year	$ 8.80	$ 8.74	$ 8.65	$ 8.90	$ 8.81
Net investment income (loss) (a)	0.19	0.20	0.20	0.21	0.21
Net realized and unrealized gain (loss)	0.27	0.05	0.11	(0.22)	0.16
Total from investment operations	0.46	0.25	0.31	(0.01)	0.37
Less distributions:
From net investment income	(0.15)	(0.18)	(0.22)	(0.24)	(0.28)
Return of capital	(0.01)	(0.01)	—	(0.00)‡	(0.00)‡
Total distributions	(0.16)	(0.19)	(0.22)	(0.24)	(0.28)
Net asset value at end of year	$ 9.10	$ 8.80	$ 8.74	$ 8.65	$ 8.90
Total investment return (b)	5.21%	2.90%	3.63%	(0.09)%	4.28%
Ratios (to average net assets)/Supplemental Data:
Net investment income (loss)	2.05%	2.27%	2.29%	2.36%	2.34%
Net expenses (c)(d)	1.42%	1.52%	1.62%	1.60%	1.48%
Portfolio turnover rate	53%	56%(e)	50%(e)	22%	41%
Net assets at end of year (in 000’s)	$ 619	$ 276	$ 218	$ 190	$ 114

‡	Less than one cent per share.
(a)	Per share data based on average shares outstanding during the year.
(b)	Total investment return is calculated exclusive of sales charges and assumes the reinvestment of dividends and distributions. Class R3 shares are not subject to sales charges. For periods of less than one year, total return is not annualized.
(c)	In addition to the fees and expenses which the Fund bears directly, it also indirectly bears a pro-rata share of the fees and expenses of the underlying funds in which it invests. Such indirect expenses are not included in the above expense ratios.
(d)	The expense ratios presented below show the impact of short sales expense:

Year Ended	Net Expenses (excluding short sale expenses)	Short Sales Expenses
October 31, 2021	1.39%	0.03%
October 31, 2020	1.41%	0.11%
October 31, 2019	1.42%	0.20%
October 31, 2018	1.38%	0.22%
October 31, 2017	1.36%	0.12%

(e)	The portfolio turnover rate not including mortgage dollar rolls was 53% and 44% for the years ended October 31, 2020 and 2019, respectively.

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.
35

Financial Highlights selected per share data and ratios
	Year Ended October 31,			February 28, 2018^ through October 31, 2018
Class R6	2021	2020	2019
Net asset value at beginning of period	$ 8.84	$ 8.75	$ 8.66	$ 8.83
Net investment income (loss) (a)	0.26	0.25	0.27	0.19
Net realized and unrealized gain (loss)	0.26	0.09	0.11	(0.14)
Total from investment operations	0.52	0.34	0.38	0.05
Less distributions:
From net investment income	(0.21)	(0.24)	(0.29)	(0.22)
Return of capital	(0.01)	(0.01)	—	(0.00)‡
Total distributions	(0.22)	(0.25)	(0.29)	(0.22)
Net asset value at end of period	$ 9.14	$ 8.84	$ 8.75	$ 8.66
Total investment return (b)	5.97%	4.04%	4.43%	0.54%
Ratios (to average net assets)/Supplemental Data:
Net investment income (loss)	2.83%	2.88%	3.13%	3.18%††
Net expenses (c)(d)	0.69%	0.82%	0.84%	0.85%††
Portfolio turnover rate	53%	56%(e)	50%(e)	22%
Net assets at end of period (in 000’s)	$ 1,407	$ 465	$ 22,632	$ 52,504

^	Inception date.
‡	Less than one cent per share.
††	Annualized.
(a)	Per share data based on average shares outstanding during the period.
(b)	Total investment return is calculated exclusive of sales charges and assumes the reinvestment of dividends and distributions. Class R6 shares are not subject to sales charges. For periods of less than one year, total return is not annualized.
(c)	In addition to the fees and expenses which the Fund bears directly, it also indirectly bears a pro-rata share of the fees and expenses of the underlying funds in which it invests. Such indirect expenses are not included in the above expense ratios.
(d)	The expense ratios presented below show the impact of short sales expense:

Year Ended	Net Expenses (excluding short sale expenses)	Short Sales Expenses
October 31, 2021	0.67%	0.02%
October 31, 2020	0.66%	0.16%
October 31, 2019	0.64%	0.20%
October 31, 2018	0.62%	0.23%

(e)	The portfolio turnover rate not including mortgage dollar rolls was 53% and 44% for the years ended October 31, 2020 and 2019, respectively.
The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.
36	MainStay MacKay Strategic Bond Fund

Notes to Financial Statements
Note 1-Organization and Business
The MainStay Funds (the “Trust”) was organized on January 9, 1986, as a Massachusetts business trust. The Trust is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company, and is comprised of twelve funds (collectively referred to as the "Funds"). These financial statements and notes relate to the MainStay MacKay Strategic Bond Fund (formerly known as MainStay MacKay Unconstrained Bond Fund) (the "Fund"), a “diversified” fund, as that term is defined in the 1940 Act, as interpreted or modified by regulatory authorities having jurisdiction, from time to time.
The following table lists the Fund's share classes that have been registered and commenced operations:
Class	Commenced Operations
Class A	February 28, 1997
Investor Class	February 28, 2008
Class B	February 28, 1997
Class C	September 1, 1998
Class I	January 2, 2004
Class R2	February 28, 2014
Class R3	February 29, 2016
Class R6	February 28, 2018
SIMPLE Class	N/A*

*	SIMPLE Class shares were registered for sale effective as of August 31, 2020 but have not yet commenced operations.
Class B shares of the MainStay Group of Funds are closed to all new purchases as well as additional investments by existing Class B shareholders. Existing Class B shareholders may continue to reinvest dividends and capital gains distributions, as well as exchange their Class B shares for Class B shares of other funds in the MainStay Group of Funds as permitted by the current exchange privileges. Class B shareholders continue to be subject to any applicable contingent deferred sales charge ("CDSC") at the time of redemption. All other features of the Class B shares, including but not limited to the fees and expenses applicable to Class B shares, remain unchanged. Unless redeemed, Class B shareholders will remain in Class B shares of their respective fund until the Class B shares are converted to Class A or Investor Class shares pursuant to the applicable conversion schedule.
Class A and Investor Class shares are offered at net asset value (“NAV”) per share plus an initial sales charge. No initial sales charge applies to investments of $1 million or more (and certain other qualified purchases) in Class A and Investor Class shares. However, a CDSC of 1.00% may be imposed on certain redemptions made within 18 months of the date of purchase on shares that were purchased without an initial sales charge. Class C shares are offered at NAV without an initial sales charge, although a 1.00% CDSC may be imposed on certain redemptions of such shares made within one year of the date of purchase of Class C shares. When Class B shares were offered, they were offered at NAV without an initial sales charge, although a CDSC that declines depending on the number of years a shareholder held its Class B shares may be imposed on certain redemptions of such shares made within six years of the date of purchase of such shares. Class I, Class R2, Class R3 and Class R6 shares are offered at NAV without a sales charge. SIMPLE Class shares are currently expected to be offered at NAV without a sales charge. Depending upon eligibility, Class B shares convert to either Class A or Investor Class shares at the end of the calendar quarter eight years after the date they were purchased. In addition, depending upon eligibility, Class C shares convert to either Class A or Investor Class shares at the end of the calendar quarter ten years after the date they were purchased. Additionally, Investor Class shares may convert automatically to Class A shares. Under certain circumstances and as may be permitted by the Trust’s multiple class plan pursuant to Rule 18f-3 under the 1940 Act, specified share classes of the Fund may be converted to one or more other share classes of the Fund as disclosed in the capital share transactions within these Notes. The classes of shares have the same voting (except for issues that relate solely to one class), dividend, liquidation and other rights, and the same terms and conditions, except that under distribution plans pursuant to Rule 12b-1 under the 1940 Act, Class B and Class C shares are subject to higher distribution and/or service fees than Class A, Investor Class, Class R2 and SIMPLE Class shares. Class I and Class R6 shares are not subject to a distribution and/or service fee. Class R2 and Class R3 shares are subject to a shareholder service fee. This is in addition to any fees paid under a distribution plan, where applicable.
The Fund's investment objective is to seek total return by investing primarily in domestic and foreign debt securities.
Note 2–Significant Accounting Policies
The Fund is an investment company and accordingly follows the investment company accounting and reporting guidance of the Financial Accounting Standards Board (“FASB”) Accounting Standards Codification Topic 946 Financial Services—Investment Companies. The Fund prepares its financial statements in accordance with generally accepted accounting principles (“GAAP”) in the United States of America and follows the significant accounting policies described below.
(A) Securities Valuation.  Investments are usually valued as of the close of regular trading on the New York Stock Exchange (the "Exchange") (usually 4:00 p.m. Eastern time) on each day the Fund is open for business ("valuation date").
The Board of Trustees of the Trust (the "Board") adopted procedures establishing methodologies for the valuation of the Fund's securities and other assets and delegated the responsibility for valuation determinations under those procedures to the Valuation Committee of the Trust (the “Valuation Committee”). The procedures state that, subject to the oversight of the Board and unless otherwise noted, the responsibility for the day-to-day valuation of portfolio assets (including fair value measurements for the Fund's assets and liabilities) rests with New York Life Investment Management LLC (“New York Life Investments” or the "Manager"), aided to whatever extent necessary by the Subadvisor (as defined in Note 3(A)). To assess the appropriateness of security

37

Notes to Financial Statements (continued)
valuations, the Manager, the Subadvisor or the Fund's third-party service provider, who is subject to oversight by the Manager, regularly compares prior day prices, prices on comparable securities and the sale prices to the prior and current day prices and challenges prices with changes exceeding certain tolerance levels with third-party pricing services or broker sources.
The Board authorized the Valuation Committee to appoint a Valuation Subcommittee (the “Subcommittee”) to establish the prices of securities for which market quotations are not readily available or the prices of which are not otherwise readily determinable under the procedures. The Subcommittee meets (in person, via electronic mail or via teleconference) on an as-needed basis. The Valuation Committee meets to ensure that actions taken by the Subcommittee were appropriate.
For those securities valued through either a standardized fair valuation methodology or a fair valuation measurement, the Subcommittee deals with such valuation and the Valuation Committee reviews and affirms, if appropriate, the reasonableness of the valuation based on such methodologies and measurements on a regular basis after considering information that is reasonably available and deemed relevant by the Valuation Committee. Any action taken by the Subcommittee with respect to the valuation of a portfolio security or other asset is submitted for review and ratification (if appropriate) to the Valuation Committee and the Board at the next regularly scheduled meeting.
"Fair value" is defined as the price the Fund would reasonably expect to receive upon selling an asset or liability in an orderly transaction to an independent buyer in the principal or most advantageous market for the asset or liability. Fair value measurements are determined within a framework that establishes a three-tier hierarchy that maximizes the use of observable market data and minimizes the use of unobservable inputs to establish a classification of fair value measurements for disclosure purposes. "Inputs" refer broadly to the assumptions that market participants would use in pricing the asset or liability, including assumptions about risk, such as the risk inherent in a particular valuation technique used to measure fair value using a pricing model and/or the risk inherent in the inputs for the valuation technique. Inputs may be observable or unobservable. Observable inputs reflect the assumptions market participants would use in pricing the asset or liability based on market data obtained from sources independent of the Fund. Unobservable inputs reflect the Fund’s own assumptions about the assumptions market participants would use in pricing the asset or liability based on the information available. The inputs or methodology used for valuing assets or liabilities may not be an indication of the risks associated with investing in those assets or liabilities. The three-tier hierarchy of inputs is summarized below.
•	Level 1—quoted prices in active markets for an identical asset or liability
•	Level 2—other significant observable inputs (including quoted prices for a similar asset or liability in active markets, interest rates and yield curves, prepayment speeds, credit risk, etc.)
•	Level 3—significant unobservable inputs (including the Fund's own assumptions about the assumptions that market participants would use in measuring fair value of an asset or liability)
The level of an asset or liability within the fair value hierarchy is based on the lowest level of an input, both individually and in the aggregate, that is significant to the fair value measurement. The aggregate value by input level of the Fund’s assets and liabilities as of October 31, 2021, is included at the end of the Portfolio of Investments.
The Fund may use third-party vendor evaluations, whose prices may be derived from one or more of the following standard inputs, among others:
• Benchmark yields	• Reported trades
• Broker/dealer quotes	• Issuer spreads
• Two-sided markets	• Benchmark securities
• Bids/offers	• Reference data (corporate actions or material event notices)
• Industry and economic events	• Comparable bonds
• Monthly payment information
An asset or liability for which market values cannot be measured using the methodologies described above is valued by methods deemed reasonable in good faith by the Valuation Committee, following the procedures established by the Board, to represent fair value. Under these procedures, the Fund generally uses a market-based approach which may use related or comparable assets or liabilities, recent transactions, market multiples, book values and other relevant information. The Fund may also use an income-based valuation approach in which the anticipated future cash flows of the asset or liability are discounted to calculate fair value. Discounts may also be applied due to the nature and/or duration of any restrictions on the disposition of the asset or liability. Fair value represents a good faith approximation of the value of a security. Fair value determinations involve the consideration of a number of subjective factors, an analysis of applicable facts and circumstances and the exercise of judgment. As a result, it is possible that the fair value for a security determined in good faith in accordance with the Fund's valuation procedures may differ from valuations for the same security determined by other funds using their own valuation procedures. Although the Fund's valuation procedures are designed to value a security at the price the Fund may reasonably expect to receive upon the security's sale in an orderly transaction, there can be no assurance that any fair value determination thereunder would, in fact, approximate the amount that the Fund would actually realize upon the sale of the security or the price at which the security would trade if a reliable market price were readily available. During the year ended October 31, 2021, there were no material changes to the fair value methodologies.
Securities which may be valued in this manner include, but are not limited to: (i) a security for which trading has been halted or suspended; (ii) a debt security that has recently gone into default and for which there is not a current market quotation; (iii) a security of an issuer that has entered into a restructuring; (iv) a security that has been delisted from a national exchange; (v) a security for which the market price is not readily available

38	MainStay MacKay Strategic Bond Fund

from a third-party pricing source or, if so provided, does not, in the opinion of the Manager or the Subadvisor, reflect the security's market value; (vi) a security subject to trading collars for which no or limited trading takes place; and (vii) a security whose principal market has been temporarily closed at a time when, under normal conditions, it would be open. Securities valued in this manner are generally categorized as Level 3 in the hierarchy. Securities that were fair valued in such a manner as of October 31, 2021, are shown in the Portfolio of Investments.
Certain securities held by the Fund may principally trade in foreign markets. Events may occur between the time the foreign markets close and the time at which the Fund's NAVs are calculated. These events may include, but are not limited to, situations relating to a single issuer in a market sector, significant fluctuations in U.S. or foreign markets, natural disasters, armed conflicts, governmental actions or other developments not tied directly to the securities markets. Should the Manager or the Subadvisor conclude that such events may have affected the accuracy of the last price of such securities reported on the local foreign market, the Subcommittee may, pursuant to procedures adopted by the Board, adjust the value of the local price to reflect the estimated impact on the price of such securities as a result of such events. In this instance, securities are generally categorized as Level 3 in the hierarchy. Additionally, certain foreign equity securities are also fair valued whenever the movement of a particular index exceeds certain thresholds. In such cases, the securities are fair valued by applying factors provided by a third-party vendor in accordance with valuation procedures adopted by the Board and are generally categorized as Level 2 in the hierarchy. No foreign equity securities held by the Fund as of October 31, 2021 were fair valued in such a manner.
Equity securities are valued at the last quoted sales prices as of the close of regular trading on the relevant exchange on each valuation date. Securities that are not traded on the valuation date are valued at the mean of the last quoted bid and ask prices. Prices are normally taken from the principal market in which each security trades. These securities are generally categorized as Level 1 in the hierarchy.
Investments in mutual funds, including money market funds, are valued at their respective NAVs at the close of business each day on the valuation date. These securities are generally categorized as Level 1 in the hierarchy.
Futures contracts are valued at the last posted settlement price on the market where such futures are primarily traded. These securities are generally categorized as Level 1 in the hierarchy.
Swaps are marked to market daily based upon quotations from pricing agents, brokers or market makers. These securities are generally categorized as Level 2 in the hierarchy.
Debt securities (other than convertible and municipal bonds) are valued at the evaluated bid prices (evaluated mean prices in the case of convertible and municipal bonds) supplied by a pricing agent or broker selected by the Manager, in consultation with the Subadvisor. The evaluations are market-based measurements processed through a pricing application and represents the pricing agent’s good faith determination as to what a holder may receive in an orderly transaction under market conditions. The rules-based logic utilizes valuation techniques that reflect participants’ assumptions and vary by asset class and per methodology, maximizing the use of relevant observable data including quoted prices for similar assets, benchmark yield curves and market corroborated inputs. The evaluated bid or mean prices are deemed by the Manager, in consultation with the Subadvisor, to be representative of market values at the regular close of trading of the Exchange on each valuation date. Debt securities purchased on a delayed delivery basis are marked to market daily until settlement at the forward settlement date. Debt securities, including corporate bonds, U.S. government and federal agency bonds, municipal bonds, foreign bonds, convertible bonds, asset-backed securities and mortgage-backed securities are generally categorized as Level 2 in the hierarchy.
Foreign currency forward contracts are valued at their fair market values measured on the basis of the mean between the last current bid and ask prices based on dealer or exchange quotations and are generally categorized as Level 2 in the hierarchy.
Loan assignments, participations and commitments are valued at the average of bid quotations obtained from the engaged independent pricing service and are generally categorized as Level 2 in the hierarchy. Certain loan assignments, participations and commitments may be valued by utilizing significant unobservable inputs obtained from the pricing service and are generally categorized as Level 3 in the hierarchy.
Temporary cash investments acquired in excess of 60 days to maturity at the time of purchase are valued using the latest bid prices or using valuations based on a matrix system (which considers such factors as security prices, yields, maturities and ratings), both as furnished by independent pricing services. Temporary cash investments that mature in 60 days or less at the time of purchase ("Short-Term Investments") are valued using the amortized cost method of valuation, unless the use of such method would be inappropriate. The amortized cost method involves valuing a security at its cost on the date of purchase and thereafter assuming a constant amortization to maturity of the difference between such cost and the value on maturity date. Amortized cost approximates the current fair value of a security. Securities valued using the amortized cost method are not valued using quoted prices in an active market and are generally categorized as Level 2 in the hierarchy.
The information above is not intended to reflect an exhaustive list of the methodologies that may be used to value portfolio investments. The valuation procedures permit the use of a variety of valuation methodologies in connection with valuing portfolio investments. The methodology used for a specific type of investment may vary based on the market data available or other considerations. The methodologies summarized above may not represent the specific means by which portfolio investments are valued on any particular business day.
39

Notes to Financial Statements (continued)
(B) Income Taxes.  The Fund's policy is to comply with the requirements of the Internal Revenue Code of 1986, as amended (the “Internal Revenue Code”), applicable to regulated investment companies and to distribute all of its taxable income to the shareholders of the Fund within the allowable time limits.
The Manager evaluates the Fund’s tax positions to determine if the tax positions taken meet the minimum recognition threshold in connection with accounting for uncertainties in income tax positions taken or expected to be taken for the purposes of measuring and recognizing tax liabilities in the financial statements. Recognition of tax benefits of an uncertain tax position is permitted only to the extent the position is “more likely than not” to be sustained assuming examination by taxing authorities. The Manager analyzed the Fund's tax positions taken on federal, state and local income tax returns for all open tax years (for up to three tax years) and has concluded that no provisions for federal, state and local income tax are required in the Fund's financial statements. The Fund's federal, state and local income tax and federal excise tax returns for tax years for which the applicable statutes of limitations have not expired are subject to examination by the Internal Revenue Service and state and local departments of revenue.
(C) Foreign Taxes. The Fund may be subject to foreign taxes on income and other transaction-based taxes imposed by certain countries in which it invests. A portion of the taxes on gains on investments or currency purchases/repatriation may be reclaimable. The Fund will accrue such taxes and reclaims as applicable, based upon its current interpretation of tax rules and regulations that exist in the markets in which it invests.
The Fund may be subject to taxation on realized capital gains, repatriation proceeds and other transaction-based taxes imposed by certain countries in which it invests. The Fund will accrue such taxes as applicable based upon its current interpretation of tax rules and regulations that exist in the market in which it invests. Capital gains taxes relating to positions still held are reflected as a liability in the Statement of Assets and Liabilities, as well as an adjustment to the Fund's net unrealized appreciation (depreciation). Taxes related to capital gains realized, if any, are reflected as part of net realized gain (loss) in the Statement of Operations. Changes in tax liabilities related to capital gains taxes on unrealized investment gains, if any, are reflected as part of the change in net unrealized appreciation (depreciation) on investments in the Statement of Operations. Transaction-based charges are generally assessed as a percentage of the transaction amount.
(D) Dividends and Distributions to Shareholders. Dividends and distributions are recorded on the ex-dividend date. The Fund intends to declare and pay dividends from net investment income, if any, at least monthly and distributions from net realized capital and currency gains, if any, at least annually. Unless a shareholder elects otherwise, all dividends and distributions are reinvested at NAV in the same class of shares of the Fund. Dividends and distributions to shareholders are determined in accordance with federal income tax regulations and may differ from determinations using GAAP.
(E) Security Transactions and Investment Income.  The Fund records security transactions on the trade date. Realized gains and losses on security transactions are determined using the identified cost method. Dividend income is recognized on the ex-dividend date, net of any foreign tax withheld at the source, and interest income is accrued as earned using the effective interest rate method and includes any realized gains and losses from repayments of principal on mortgage-backed securities. Distributions received from real estate investment trusts may be classified as dividends, capital gains and/or return of capital. Discounts and premiums on securities purchased for the Fund are accreted and amortized, respectively, on the effective interest rate method.
Investment income and realized and unrealized gains and losses on investments of the Fund are allocated pro rata to the separate classes of shares based upon their relative net assets on the date the income is earned or realized and unrealized gains and losses are incurred.
The Fund may place a debt security on non-accrual status and reduce related interest income by ceasing current accruals and writing off all or a portion of any interest receivables when the collection of all or a portion of such interest has become doubtful. A debt security is removed from non-accrual status when the issuer resumes interest payments or when collectability of interest is reasonably assured.
(F) Expenses.  Expenses of the Trust are allocated to the individual Funds in proportion to the net assets of the respective Funds when the expenses are incurred, except where direct allocations of expenses can be made. Expenses (other than transfer agent expenses and fees incurred under the shareholder services plans and/or the distribution plans further discussed in Note 3(B)) are allocated to separate classes of shares pro rata based upon their relative net assets on the date the expenses are incurred. The expenses borne by the Fund, including those of related parties to the Fund, are shown in the Statement of Operations.
Additionally, the Fund may invest in mutual funds, which are subject to management fees and other fees that may cause the costs of investing in mutual funds to be greater than the costs of owning the underlying securities directly. These indirect expenses of mutual funds are not included in the amounts shown as expenses in the Statement of Operations or in the expense ratios included in the Financial Highlights.
(G) Use of Estimates.  In preparing financial statements in conformity with GAAP, the Manager makes estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results could differ from those estimates and assumptions.
(H) Futures Contracts.  A futures contract is an agreement to purchase or sell a specified quantity of an underlying instrument at a specified future date and price, or to make or receive a cash payment based on the value of a financial instrument (e.g., foreign currency, interest rate, security or securities index). The Fund is subject to risks such as market price risk and/or interest rate risk in the normal course of investing in these contracts. Upon entering into a futures contract, the Fund is required to pledge to the broker or futures commission merchant an amount of cash and/or U.S. government securities equal to a certain

40	MainStay MacKay Strategic Bond Fund

percentage of the collateral amount, known as the “initial margin.” During the period the futures contract is open, changes in the value of the contract are recognized as unrealized appreciation or depreciation by marking to market such contract on a daily basis to reflect the market value of the contract at the end of each day’s trading. The Fund agrees to receive from or pay to the broker or futures commission merchant an amount of cash equal to the daily fluctuation in the value of the contract. Such receipts or payments are known as “variation margin.” When the futures contract is closed, the Fund records a realized gain or loss equal to the difference between the proceeds from (or cost of) the closing transaction and the Fund's basis in the contract.
The use of futures contracts involves, to varying degrees, elements of market risk in excess of the amount recognized in the Statement of Assets and Liabilities. The contract or notional amounts and variation margin reflect the extent of the Fund's involvement in open futures positions. There are several risks associated with the use of futures contracts as hedging techniques. There can be no assurance that a liquid market will exist at the time when the Fund seeks to close out a futures contract. If no liquid market exists, the Fund would remain obligated to meet margin requirements until the position is closed. Futures contracts may involve a small initial investment relative to the risk assumed, which could result in losses greater than if the Fund did not invest in futures contracts. Futures contracts may be more volatile than direct investments in the instrument underlying the futures and may not correlate to the underlying instrument, causing a given hedge not to achieve its objectives. The Fund's activities in futures contracts have minimal counterparty risk as they are conducted through regulated exchanges that guarantee the futures against default by the counterparty. In the event of a bankruptcy or insolvency of a futures commission merchant that holds margin on behalf of the Fund, the Fund may not be entitled to the return of the entire margin owed to the Fund, potentially resulting in a loss. The Fund may invest in futures contracts to seek enhanced returns or to reduce the risk of loss by hedging certain of its holdings. The Fund's investment in futures contracts and other derivatives may increase the volatility of the Fund's NAVs and may result in a loss to the Fund. Open futures contracts as of October 31, 2021, are shown in the Portfolio of Investments.
(I) Loan Assignments, Participations and Commitments.  The Fund may invest in loan assignments and participations ("loans"). Commitments are agreements to make money available to a borrower in a specified amount, at a specified rate and within a specified time. The Fund records an investment when the borrower withdraws money on a commitment or when a funded loan is purchased (trade date) and records interest as earned. These loans pay interest at rates that are periodically reset by reference to a base lending rate plus a spread. These base lending rates are generally the prime rate offered by a designated U.S. bank or the London Interbank Offered Rate ("LIBOR").
The loans in which the Fund may invest are generally readily marketable, but may be subject to some restrictions on resale. For example, the Fund may be contractually obligated to receive approval from the agent bank and/or borrower prior to the sale of these investments. If the Fund purchases an assignment from a lender, the Fund will generally have direct contractual rights against the borrower in favor of the lender. If the Fund purchases a participation interest either from a lender or a participant, the Fund typically will have established a direct contractual relationship with the seller of the participation interest, but not with the borrower. Consequently, the Fund is subject to the credit risk of the lender or participant who sold the participation interest to the Fund, in addition to the usual credit risk of the borrower. In the event that the borrower, selling participant or intermediate participants become insolvent or enter into bankruptcy, the Fund may incur certain costs and delays in realizing payment, or may suffer a loss of principal and/or interest.
Unfunded commitments represent the remaining obligation of the Fund to the borrower. At any point in time, up to the maturity date of the issue, the borrower may demand the unfunded portion. Unfunded amounts, if any, are marked to market and any unrealized gains or losses are recorded in the Statement of Assets and Liabilities. As of October 31, 2021, the Fund did not hold any unfunded commitments.
(J) Swap Contracts. The Fund may enter into credit default, interest rate, equity, index and currency exchange rate swap contracts (“swaps”). In a typical swap transaction, two parties agree to exchange the future returns (or differentials in rates of future returns) earned or realized at periodic intervals on a particular investment or instrument based on a notional principal amount. Generally, the Fund will enter into a swap on a net basis, which means that the two payment streams under the swap are netted, with the Fund receiving or paying (as the case may be) only the net amount of the two payment streams. Therefore, the Fund's current obligation under a swap generally will be equal to the net amount to be paid or received under the swap, based on the relative value of notional positions attributable to each counterparty to the swap. The payments may be adjusted for transaction costs, interest payments, the amount of interest paid on the investment or instrument or other factors. Collateral, in the form of cash or securities, may be required to be held in segregated accounts with the custodian bank or broker in accordance with the terms of the swap. Swap agreements are privately negotiated in the over the counter (“OTC”) market and may be executed in a multilateral or other trade facilities platform, such as a registered commodities exchange (“centrally cleared swaps”).
Certain standardized swaps, including certain credit default and interest rate swaps, are subject to mandatory clearing and exchange-trading, and more types of standardized swaps are expected to be subject to mandatory clearing and exchange-trading in the future. The counterparty risk for exchange-traded and cleared derivatives is expected to be generally lower than for uncleared derivatives, but cleared contracts are not risk-free. In a cleared derivative transaction, the Fund typically enters into the transaction with a financial institution counterparty, and performance of the transaction is effectively guaranteed by a central clearinghouse, thereby reducing or eliminating the Fund's exposure to the credit risk of its original counterparty. The Fund will be required to post specified levels of margin with the clearinghouse or at the instruction of
41

Notes to Financial Statements (continued)
the clearinghouse; the margin required by a clearinghouse may be greater than the margin the Fund would be required to post in an uncleared transaction. As of October 31, 2021, all swap positions outstanding are shown in the Portfolio of Investments.
Swaps are marked to market daily based upon quotations from pricing agents, brokers, or market makers and the change in value, if any, is recorded as unrealized appreciation or depreciation. Any payments made or received upon entering into a swap would be amortized or accreted over the life of the swap and recorded as a realized gain or loss. Early termination of a swap is recorded as a realized gain or loss. Daily changes in valuation of centrally cleared swaps, if any, are recorded as a receivable or payable for the change in value as appropriate on the Statement of Assets and Liabilities.
The Fund bears the risk of loss of the amount expected to be received under a swap in the event of the default or bankruptcy of the swap counterparty. The Fund may be able to eliminate its exposure under a swap either by assignment or other disposition, or by entering into an offsetting swap with the same party or a similar credit-worthy party. Swaps are not actively traded on financial markets. Entering into swaps involves elements of credit, market, and documentation risk in excess of the amounts recognized on the Statement of Assets and Liabilities. Such risks involve the possibilities that there will be no liquid market for these swaps, that the counterparty to the swaps may default on its obligation to perform or disagree as to the meaning of the contractual terms in the swaps and that there may be unfavorable changes in interest rates, the price of the index or the security underlying these transactions.
Interest Rate Swaps : An interest rate swap is an agreement between two parties where one stream of future interest payments is exchanged for another based on a specified principal amount. Interest rate swaps often exchange a fixed payment for a floating payment that is linked to an interest rate (most often LIBOR). The Fund will typically use interest rate swaps to limit, or manage, its exposure to fluctuations in interest rates, or to obtain a marginally lower interest rate than it would have been able to get without the swap.
(K) Foreign Currency Forward Contracts. The Fund may enter into foreign currency forward contracts, which are agreements to buy or sell foreign currencies on a specified future date at a specified rate. The Fund is subject to foreign currency exchange rate risk in the normal course of investing in these transactions. During the period the forward contract is open, changes in the value of the contract are recognized as unrealized appreciation or depreciation by marking to market such contract on a daily basis to reflect the market value of the contract at the end of each day’s trading. Cash movement occurs on the settlement date. When the forward contract is closed, the Fund records a realized gain or loss equal to the difference between the proceeds from (or cost of) the closing transaction and the Fund's basis in the contract. The Fund may purchase and sell foreign currency forward contracts for purposes of seeking to enhance portfolio returns and manage portfolio risk more efficiently. Foreign currency forward contracts may also be used to gain exposure to a particular currency or to hedge against the risk of loss due to changing currency exchange rates. Foreign currency forward contracts to purchase or sell a foreign currency may also be used in anticipation of future purchases or sales of securities denominated in foreign currency, even if the specific investments have not yet been selected.
The use of foreign currency forward contracts involves, to varying degrees, elements of risk in excess of the amount recognized in the Statement of Assets and Liabilities, including counterparty risk, market risk and illiquidity risk. Counterparty risk is heightened for these instruments because foreign currency forward contracts are not exchange-traded and therefore no clearinghouse or exchange stands ready to meet the obligations under such contracts. Thus, the Fund faces the risk that its counterparties under such contracts may not perform their obligations. Market risk is the risk that the value of a foreign currency forward contract will depreciate due to unfavorable changes in exchange rates. Illiquidity risk arises because the secondary market for foreign currency forward contracts may have less liquidity relative to markets for other securities and financial instruments. Risks also arise from the possible movements in the foreign exchange rates underlying these instruments. While the Fund may enter into forward contracts to reduce currency exchange risks, changes in currency exchange rates may result in poorer overall performance for the Fund than if it had not engaged in such transactions. Exchange rate movements can be large, depending on the currency, and can last for extended periods of time, affecting the value of the Fund's assets. Moreover, there may be an imperfect correlation between the Fund's holdings of securities denominated in a particular currency and forward contracts entered into by the Fund. Such imperfect correlation may prevent the Fund from achieving the intended hedge or expose the Fund to the risk of currency exchange loss. The unrealized appreciation (depreciation) on forward contracts also reflects the Fund's exposure at the valuation date to credit loss in the event of a counterparty’s failure to perform its obligations. Open foreign currency forward contracts as of October 31, 2021, are shown in the Portfolio of Investments.
(L) Foreign Currency Transactions. The Fund's books and records are maintained in U.S. dollars. Prices of securities denominated in foreign currency amounts are translated into U.S. dollars at the mean between the buying and selling rates last quoted by any major U.S. bank at the following dates:
(i) market value of investment securities, other assets and liabilities— at the valuation date; and
(ii) purchases and sales of investment securities, income and expenses—at the date of such transactions.
The assets and liabilities that are denominated in foreign currency amounts are presented at the exchange rates and market values at the close of the period. The realized and unrealized changes in net assets arising from fluctuations in exchange rates and market prices of securities are not separately presented.
Net realized gain (loss) on foreign currency transactions represents net currency gains or losses realized as a result of differences between the

42	MainStay MacKay Strategic Bond Fund

amounts of securities sale proceeds or purchase cost, dividends, interest and withholding taxes as recorded on the Fund's books, and the U.S. dollar equivalent amount actually received or paid. Net currency gains or losses from valuing such foreign currency denominated assets and liabilities, other than investments at valuation date exchange rates, are reflected in unrealized foreign exchange gains or losses.
(M) Securities Sold Short.  During the year ended October 31, 2021, the Fund engaged in sales of securities it did not own ("short sales") as part of its investment strategies. When the Fund enters into a short sale, it must segregate or maintain with a broker the cash proceeds from the security sold short or other securities as collateral for its obligation to deliver the security upon conclusion of the sale. During the period a short position is open, depending on the nature and type of security, a short position is reflected as a liability and is marked to market in accordance with the valuation methodologies previously detailed (See Note 2(A)). Liabilities for securities sold short are closed out by purchasing the applicable securities for delivery to the counterparty broker. A gain, limited to the price at which the Fund sold the security short, or a loss, unlimited as to dollar amount, will be recognized upon termination of a short sale if the market price on the date the short position is closed out is less or greater, respectively, than the proceeds originally received. Any such gain or loss may be offset, completely or in part, by the change in the value of the hedged investments. Interest on short positions held is accrued daily, while dividends declared on short positions existing on the record date are recorded on the ex-dividend date as a dividend expense in the Statement of Operations. Broker fees and other expenses related to securities sold short are disclosed in the Statement of Operations. Short sales involve risk of loss in excess of the related amounts reflected in the Statement of Assets and Liabilities. As of October 31, 2021, the there were no securities sold short.
(N) Securities Lending. In order to realize additional income, the Fund may engage in securities lending, subject to the limitations set forth in the 1940 Act and relevant guidance by the staff of the Securities and Exchange Commission (“SEC”). If the Fund engages in securities lending, the Fund will lend through its custodian, JPMorgan Chase Bank, N.A., ("JPMorgan"), acting as securities lending agent on behalf of the Fund. Under the current arrangement, JPMorgan will manage the Fund's collateral in accordance with the securities lending agency agreement between the Fund and JPMorgan, and indemnify the Fund against counterparty risk. The loans will be collateralized by cash (which may be invested in a money market fund) and/or non-cash collateral (which may include U.S. Treasury securities and/or U.S. government agency securities issued or guaranteed by the United States government or its agencies or instrumentalities) at least equal at all times to the market value of the securities loaned. The Fund bears the risk of delay in recovery of, or loss of rights in, the securities loaned. The Fund may also record a realized gain or loss on securities deemed sold due to a borrower’s inability to return securities on loan. The Fund bears the risk of any loss on investment of cash collateral. The Fund will receive compensation for lending its securities in the form of fees or it will retain a portion of interest earned on the investment of any cash collateral. The Fund will also continue to receive interest and dividends on the securities loaned and any gain or loss in the market price of the securities loaned that may occur during the term of the loan will be for the account of the Fund. Income earned from securities lending activities, if any, is reflected in the Statement of Operations. Securities on loan as of October 31, 2021, are shown in the Portfolio of Investments.
Prior to November 23, 2020, these services were provided by State Street Bank and Trust Company (“State Street”).
(O) Dollar Rolls. The Fund may enter into dollar roll transactions in which it sells mortgage-backed securities ("MBS") from its portfolio to a counterparty from whom it simultaneously agrees to buy a similar security on a delayed delivery basis. The Fund generally transfers MBS where the MBS are "to be announced," therefore, the Fund accounts for these transactions as purchases and sales.
When accounted for as purchase and sales, the securities sold in connection with the dollar rolls are removed from the portfolio and a realized gain or loss is recognized. The securities the Fund has agreed to acquire are included at market value in the Portfolio of Investments and liabilities for such purchase commitments are included as payables for investments purchased. During the roll period, the Fund foregoes principal and interest paid on the securities. The Fund is compensated by the difference between the current sales price and the forward price for the future as well as by the earnings on the cash proceeds of the initial sale. Dollar rolls may be renewed without physical delivery of the securities subject to the contract. The Fund maintains liquid assets from its portfolio having a value not less than the repurchase price, including accrued interest. Dollar roll transactions involve certain risks, including the risk that the securities returned to the Fund at the end of the roll period, while substantially similar, could be inferior to what was initially sold to the counterparty.
(P) Delayed Delivery Transactions.  The Fund may purchase or sell securities on a delayed delivery basis. These transactions involve a commitment by the Fund to purchase or sell securities for a predetermined price or yield, with payment and delivery taking place beyond the customary settlement period. When delayed delivery purchases are outstanding, the Fund will designate liquid assets in an amount sufficient to meet the purchase price. When purchasing a security on a delayed delivery basis, the Fund assumes the rights and risks of ownership of the security, including the risk of price and yield fluctuations, and takes such fluctuations into account when determining its NAV. The Fund may dispose of or renegotiate a delayed delivery transaction after it is entered into, and may sell delayed delivery securities before they are delivered, which may result in a realized gain or loss. When the Fund has sold a security it owns on a delayed delivery basis, the Fund does not participate in future gains and losses with respect to the security. Delayed delivery transactions as of October 31, 2021, are shown in the Portfolio of Investments.
43

Notes to Financial Statements (continued)
(Q) Debt and Foreign Securities Risk.  The ability of issuers of debt securities held by the Fund to meet their obligations may be affected by, among other things, economic or political developments in a specific country, industry or region. Debt securities are also subject to the risks associated with changes in interest rates. The Fund primarily invests in high yield debt securities (commonly referred to as “junk bonds”), which are considered speculative because they present a greater risk of loss, including default, than higher rated debt securities. These securities pay investors a premium—a higher interest rate or yield than investment grade debt securities—because of the increased risk of loss. These securities can also be subject to greater price volatility. In times of unusual or adverse market, economic or political conditions, these securities may experience higher than normal default rates.
Investments in the Fund are not guaranteed, even though some of the Fund’s underlying investments are guaranteed by the U.S. government or its agencies or instrumentalities. The principal risk of mortgage-related and asset-backed securities is that the underlying debt may be prepaid ahead of schedule, if interest rates fall, thereby reducing the value of the Fund’s investment. If interest rates rise, less of the debt may be prepaid and the Fund may lose money because the Fund may be unable to invest in higher yielding assets. The Fund is subject to interest-rate risk and can lose principal value when interest rates rise. Bonds are also subject to credit risk, in which the bond issuer may fail to pay interest and principal in a timely manner.
The Fund may invest in loans which are usually rated below investment grade and are generally considered speculative because they present a greater risk of loss, including default, than higher rated debt securities. These investments pay investors a higher interest rate than investment grade debt securities because of the increased risk of loss. Although certain loans are collateralized, there is no guarantee that the value of the collateral will be sufficient to repay the loan. In a recession or serious credit event, the value of these investments could decline significantly. As a result of these and other events, the Fund’s NAVs could go down and you could lose money.
In addition, loans generally are subject to the extended settlement periods that may be longer than seven days. As a result, the Fund may be adversely affected by selling other investments at an unfavorable time and/or under unfavorable conditions or engaging in borrowing trans-actions, such as borrowing against its credit facility, to raise cash to meet redemption obligations or pursue other investment opportunities.
In certain circumstances, loans may not be deemed to be securities. As a result, the Fund may not have the protection of anti-fraud provisions of the federal securities laws. In such cases, the Fund generally must rely on the contractual provisions in the loan agreement and common-law fraud protections under applicable state law.
The ability of issuers of debt securities held by the Fund to meet their obligations may be affected by, among other things, economic or political developments in a specific country, industry or region. Debt securities are also subject to the risks associated with changes in interest rates. The
Fund may invest in foreign securities, which carry certain risks that are in addition to the usual risks inherent in domestic securities. These risks include those resulting from currency fluctuations, future adverse political or economic developments and possible imposition of currency exchange blockages or other foreign governmental laws or restrictions. These risks are likely to be greater in emerging markets than in developed markets. The ability of issuers of debt securities held by the Fund to meet their obligations may be affected by, among other things, economic or political developments in a specific country, industry or region.
(R) Counterparty Credit Risk.  In order to better define its contractual rights and to secure rights that will help the Fund mitigate its counterparty risk, the Fund may enter into an International Swaps and Derivatives Association, Inc. Master Agreement (“ISDA Master Agreement”) or similar agreement with its counterparties. An ISDA Master Agreement is a bilateral agreement between the Fund and a counterparty that governs certain OTC derivatives and typically contains collateral posting terms and netting provisions. Under an ISDA Master Agreement, the Fund may, under certain circumstances, offset with the counterparty certain derivative financial instruments’ payables and/ or receivables with collateral held and/or posted and create one single net payment. The provisions of the ISDA Master Agreement typically permit a single net payment in the event of default including the bankruptcy or insolvency of the counterparty. Bankruptcy or insolvency laws of a particular jurisdiction may restrict or prohibit the right of offset in bankruptcy, insolvency or other events. In addition, certain ISDA Master Agreements may contain provisions for early termination of OTC derivative transactions in the event the net assets of the Fund decline below specific levels or if the Fund fails to meet the terms of its ISDA Master Agreements. The result would cause the Fund to accelerate payment of any net liability owed to the counterparty.
For financial reporting purposes, the Fund does not offset derivative assets and derivative liabilities that are subject to netting arrangements, if any, in the Statement of Assets and Liabilities.
(S) LIBOR Replacement Risk. The Fund may invest in certain debt securities, derivatives or other financial instruments that utilize the LIBOR, as a “benchmark” or “reference rate” for various interest rate calculations. The United Kingdom Financial Conduct Authority, which regulates LIBOR, announced that after 2021 it will cease its active encouragement of banks to provide the quotations needed to sustain LIBOR. However, certain LIBOR tenors will continue beyond 2021 and the most widely used LIBOR tenors may continue until mid-2023. As a result, it is anticipated that LIBOR will be discontinued or will no longer be sufficiently robust to be representative of its underlying market around that time. Although financial regulators and industry working groups have suggested alternative reference rates, such as European Interbank Offer Rate (“EURIBOR”), Sterling Overnight Interbank Average Rate (“SONIA”) and Secured Overnight Financing Rate (“SOFR”), there are challenges to converting certain contracts and transactions to a new benchmark and neither the full effects of the transition process nor its ultimate outcome is

44	MainStay MacKay Strategic Bond Fund

known. New York Life Investments is currently working to assess exposure and will modify contracts as necessary.
The elimination of LIBOR or changes to other reference rates or any other changes or reforms to the determination or supervision of reference rates could have an adverse impact on the market for, or value of, any securities or payments linked to those reference rates, which may adversely affect the Fund's performance and/or net asset value. Uncertainty and risk also remain regarding the willingness and ability of issuers and lenders to include revised provisions in new and existing contracts or instruments. Consequently, the transition away from LIBOR to other reference rates may lead to increased volatility and illiquidity in markets that are tied to LIBOR, fluctuations in values of LIBOR-related investments or investments in issuers that utilize LIBOR, increased difficulty in borrowing or refinancing and diminished effectiveness of hedging strategies, adversely affecting the Fund's performance. Furthermore, the risks associated with the expected discontinuation of LIBOR and transition may be exacerbated if the work necessary to effect an orderly transition to an alternative reference rate is not completed in a timely manner. While the transition away from LIBOR has already begun with no material adverse effect to the Fund's performance, the transition is expected to last through mid-2023 for some LIBOR tenors. The usefulness of LIBOR as a benchmark could deteriorate anytime during this transition period.
(T) Indemnifications.  Under the Trust’s organizational documents, its officers and trustees are indemnified against certain liabilities that may arise out of performance of their duties to the Trust. Additionally, in the normal course of business, the Fund enters into contracts with third-party service providers that contain a variety of representations and warranties and that may provide general indemnifications. The Fund's maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Fund that have not yet occurred. The Manager believes that the risk of loss in connection with these potential indemnification obligations is remote. However, there can be no assurance that material liabilities related to such obligations will not arise in the future, which could adversely impact the Fund.
(U) Quantitative Disclosure of Derivative Holdings. The following tables show additional disclosures related to the Fund's derivative and hedging activities, including how such activities are accounted for and their effect on the Fund's financial positions, performance and cash flows.
The Fund entered into futures contracts to help manage the duration and yield curve positioning of the portfolio while minimizing the exposure to wider bid/ask spreads in traditional bonds. The Fund entered into interest rate and credit default swap contracts in order to obtain a desired return at a lower cost to the Fund, rather than directly investing in an instrument yielding that desired return or to hedge against credit and interest rate risk. The Fund also entered into foreign currency forward contracts to gain exposure to a particular currency or to hedge against the risk of loss due to changing currency exchange rates. These derivatives are not accounted for as hedging instruments.
Fair value of derivative instruments as of October 31, 2021:
Asset Derivatives	Foreign Exchange Contracts Risk	Interest Rate Contracts Risk	Total
Futures Contracts - Net Assets—Net unrealized appreciation on futures contracts (a)	$ —	$3,443,213	$3,443,213
Forward Contracts - Unrealized appreciation on foreign currency forward contracts	152,243	—	152,243
Total Fair Value	$152,243	$3,443,213	$3,595,456

(a)	Includes cumulative appreciation (depreciation) of futures contracts as reported in the Portfolio of Investments. Only current day’s variation margin is reported within the Statement of Assets and Liabilities.

Liability Derivatives	Foreign Exchange Contracts Risk	Interest Rate Contracts Risk	Total
Futures Contracts - Net Assets—Net unrealized depreciation on futures contracts (a)	$ —	$ (76,508)	$ (76,508)
Centrally Cleared Swap Contracts - Net Assets—Net unrealized depreciation on swap contracts (b)	—	(2,621,804)	(2,621,804)
Forward Contracts - Unrealized depreciation on foreign currency forward contracts	(53,121)	—	(53,121)
Total Fair Value	$(53,121)	$(2,698,312)	$(2,751,433)

(a)	Includes cumulative appreciation (depreciation) of futures contracts as reported in the Portfolio of Investments. Only current day’s variation margin is reported within the Statement of Assets and Liabilities.
(b)	Includes cumulative appreciation (depreciation) of centrally cleared swap agreements as reported in the Portfolio of Investments. Only the current day’s variation margin is reported within the Statement of Assets and Liabilities.
45

Notes to Financial Statements (continued)
The effect of derivative instruments on the Statement of Operations for the year ended October 31, 2021:
Net Realized Gain (Loss) from:	Foreign Exchange Contracts Risk	Interest Rate Contracts Risk	Total
Futures Contracts	$ —	$ 5,857,439	$ 5,857,439
Swap Contracts	—	(2,115,186)	(2,115,186)
Forward Contracts	(718,128)	—	(718,128)
Total Net Realized Gain (Loss)	$(718,128)	$ 3,742,253	$ 3,024,125

Net Change in Unrealized Appreciation (Depreciation)	Foreign Exchange Contracts Risk	Interest Rate Contracts Risk	Total
Futures Contracts	$ —	$ 907,704	$ 907,704
Swap Contracts	—	2,276,063	2,276,063
Forward Contracts	663,375	—	663,375
Total Net Change in Unrealized Appreciation (Depreciation)	$663,375	$3,183,767	$3,847,142

Average Notional Amount	Total
Futures Contracts Long	$ 47,402,877
Futures Contracts Short	$(152,049,425)
Swap Contracts Long	$ 81,000,000
Forward Contracts Long (a)	$ 3,887,358
Forward Contracts Short	$ (8,793,432)

(a)	Positions were open five months during the reporting period.
Note 3–Fees and Related Party Transactions
(A) Manager and Subadvisor. New York Life Investments, a registered investment adviser and an indirect, wholly-owned subsidiary of New York Life Insurance Company ("New York Life"), serves as the Fund's Manager, pursuant to an Amended and Restated Management Agreement ("Management Agreement"). The Manager provides offices, conducts clerical, recordkeeping and bookkeeping services and keeps most of the financial and accounting records required to be maintained by the Fund. Except for the portion of salaries and expenses that are the responsibility of the Fund, the Manager pays the salaries and expenses of all personnel affiliated with the Fund and certain operational expenses of the Fund. The Fund reimburses New York Life Investments in an amount equal to the portion of the compensation of the Chief Compliance Officer attributable to the Fund. MacKay Shields LLC ("MacKay Shields" or the "Subadvisor"), a registered investment adviser and an indirect, wholly-owned subsidiary of New York Life, serves as Subadvisor to the Fund and is responsible for the day-to-day portfolio management of the Fund. Pursuant to the terms of an Amended and Restated Subadvisory Agreement ("Subadvisory Agreement") between New York Life Investments and MacKay Shields, New York Life Investments pays for the services of the Subadvisor.
Pursuant to the Management Agreement, the Fund pays the Manager a monthly fee for the services performed and the facilities furnished at an annual rate of the Fund’s average daily net assets as follows: 0.60% up to $500 million; 0.55% from $500 million to $1 billion; 0.50% from $1 billion to $5 billion; and 0.475% in excess of $5 billion, plus a fee for fund accounting services previously provided by New York Life Investments under a separate fund accounting agreement furnished at an annual rate of the Fund’s average daily net assets as follows: 0.05% up to $20 million; 0.0333% from $20 million to $100 million; and 0.01% in excess of $100 million. During the year ended October 31, 2021, the effective management fee rate was 0.60%, inclusive of a fee for fund accounting services of 0.01% of the Fund’s average daily net assets.
Effective July 1, 2021, New York Life Investments has contractually agreed to waive fees and/or reimburse expenses so that Total Annual Fund Operating Expenses (excluding taxes, interest expenses (including interest on securities sold short), litigation, extraordinary expenses, brokerage and other transaction expenses relating to the purchase or sale of portfolio investments and acquired (underlying) fund fees and expenses) for Class I shares do not exceed 0.70% of its average daily net assets, and, for Class R6, do not exceed those of Class I. This agreement will remain in effect until February 28, 2023, and shall renew automatically for one-year terms unless New York Life Investments provides written notice of termination prior to the start of the next term or upon approval of the Board.
Prior to July 1, 2021, New York Life Investments had contractually agreed to waive fees and/or reimburse expenses so that Class R6 fees and expenses did not exceed those of Class I.
During the year ended October 31, 2021, New York Life Investments earned fees from the Fund in the amount of $4,077,850 and paid the Subadvisor in the amount of $1,944,048.
JPMorgan provides sub-administration and sub-accounting services to the Fund pursuant to an agreement with New York Life Investments. These services include calculating the daily NAVs of the Fund, maintaining the general ledger and sub-ledger accounts for the calculation of the Fund's NAVs, and assisting New York Life Investments
46	MainStay MacKay Strategic Bond Fund

in conducting various aspects of the Fund's administrative operations. For providing these services to the Fund, JPMorgan is compensated by New York Life Investments.
Prior to November 23, 2020, these services were provided by State Street.
Pursuant to an agreement between the Trust and New York Life Investments, New York Life Investments is responsible for providing or procuring certain regulatory reporting services for the Fund. The Fund will reimburse New York Life Investments for the actual costs incurred by New York Life Investments in connection with providing or procuring these services for the Fund.
(B) Distribution and Service Fees.  The Trust, on behalf of the Fund, has entered into a distribution agreement with NYLIFE Distributors LLC (the “Distributor”), an affiliate of New York Life Investments. The Fund has adopted distribution plans (the “Plans”) in accordance with the provisions of Rule 12b-1 under the 1940 Act.
Pursuant to the Class A, Investor Class and Class R2 Plans, the Distributor receives a monthly fee from the Class A, Investor Class and Class R2 shares at an annual rate of 0.25% of the average daily net assets of the Class A, Investor Class and Class R2 shares for distribution and/or service activities as designated by the Distributor. Pursuant to the Class B and Class C Plans, Class B and Class C shares pay the Distributor a monthly distribution fee at an annual rate of 0.75% of the average daily net assets of the Class B and Class C shares, along with a service fee at an annual rate of 0.25% of the average daily net assets of the Class B and Class C shares, for a total 12b-1 fee of 1.00%. Pursuant to the Class R3 Plan, Class R3 shares pay the Distributor a monthly distribution fee at an annual rate of 0.25% of the average daily net assets of the Class R3 shares, along with a service fee at an annual rate of 0.25% of the average daily net assets of the Class R3 shares, for a total 12b-1 fee of 0.50%. Class I and Class R6 shares are not subject to a distribution and/or service fee.
The Plans provide that the distribution and service fees are payable to the Distributor regardless of the amounts actually expended by the Distributor for distribution of the Fund's shares and service activities.
In accordance with the Shareholder Services Plans for the Class R2 and Class R3 shares, the Manager has agreed to provide, through its affiliates or independent third parties, various shareholder and administrative support services to shareholders of the Class R2 and Class R3 shares. For its services, the Manager, its affiliates or independent third-party service providers are entitled to a shareholder service fee accrued daily and paid monthly at an annual rate of 0.10% of the average daily net assets of the Class R2 and Class R3 shares. This is in addition to any fees paid under the Class R2 and Class R3 Plans.
During the year ended October 31, 2021, shareholder service fees incurred by the Fund were as follows:

Class R2	$ 1,014
Class R3	360
(C) Sales Charges.  The Fund was advised by the Distributor that the amount of initial sales charges retained on sales of Class A and Investor Class shares during the year ended October 31, 2021, were $28,957 and $2,400, respectively.
The Fund was also advised that the Distributor retained CDSCs on redemptions of Class A, Class B and Class C shares during the year ended October 31, 2021, of $2,546, $1,468 and $1,255, respectively.
(D) Transfer, Dividend Disbursing and Shareholder Servicing Agent. NYLIM Service Company LLC, an affiliate of New York Life Investments, is the Fund's transfer, dividend disbursing and shareholder servicing agent pursuant to an agreement between NYLIM Service Company LLC and the Trust. NYLIM Service Company LLC has entered into an agreement with DST Asset Manager Solutions, Inc. ("DST"), pursuant to which DST performs certain transfer agent services on behalf of NYLIM Service Company LLC. New York Life Investments has contractually agreed to limit the transfer agency expenses charged to the Fund’s share classes to a maximum of 0.35% of that share class’s average daily net assets on an annual basis after deducting any applicable Fund or class-level expense reimbursement or small account fees. This agreement will remain in effect until February 28, 2022, and shall renew automatically for one-year terms unless New York Life Investments provides written notice of termination prior to the start of the next term or upon approval of the Board. During the year ended October 31, 2021, transfer agent expenses incurred by the Fund and any reimbursements, pursuant to the aforementioned Transfer Agency expense limitation agreement, were as follows:
Class	Expense	Waived
Class A	$231,144	$—
Investor Class	45,196	—
Class B	10,242	—
Class C	140,930	—
Class I	525,326	—
Class R2	1,283	—
Class R3	449	—
Class R6	40	—
(E) Small Account Fee.  Shareholders with small accounts adversely impact the cost of providing transfer agency services. In an effort to reduce total transfer agency expenses, the Fund has implemented a small account fee on certain types of accounts. As described in the Fund's prospectus, certain shareholders with an account balance of less than $1,000 ($5,000 for Class A share accounts) are charged an annual per account fee of $20 (assessed semi-annually), the proceeds from which offset transfer agent fees as reflected in the Statement of Operations.
47

Notes to Financial Statements (continued)
This small account fee will not apply to certain types of accounts as described further in the Fund’s prospectus.
(F) Investments in Affiliates (in 000’s).  During the year ended October 31, 2021, purchases and sales transactions, income earned from investments and shares held of investment companies managed by New York Life Investments or its affiliates were as follows:
Affiliated Investment Companies	Value, Beginning of Year	Purchases at Cost	Proceeds from Sales	Net Realized Gain/(Loss) on Sales	Change in Unrealized Appreciation/ (Depreciation)	Value, End of Year	Dividend Income	Other Distributions	Shares End of Year
MainStay U.S. Government Liquidity Fund	$ 30,619	$ 276,655	$ (254,015)	$ —	$ —	$ 53,259	$ 3	$ —	53,259

(G) Capital. As of October 31, 2021, New York Life and its affiliates beneficially held shares of the Fund with the values and percentages of net assets as follows:
Class I	$985,602	0.2%
Class R3	32,034	5.2
Class R6	28,888	2.1
Note 4-Federal Income Tax
As of October 31, 2021, the cost and unrealized appreciation (depreciation) of the Fund’s investment portfolio, including applicable derivative contracts and other financial instruments, as determined on a federal income tax basis, were as follows:
	Federal Tax Cost	Gross Unrealized Appreciation	Gross Unrealized (Depreciation)	Net Unrealized Appreciation/ (Depreciation)
Investments in Securities	$693,297,558	$22,420,105	$(7,935,344)	$14,484,761
As of October 31, 2021, the components of accumulated gain (loss) on a tax basis were as follows:
Ordinary income	Accumulated Capital and Other Gain (Loss)	Other Temporary Differences	Unrealized Appreciation (Depreciation)	Total Accumulated Gain (Loss)
$—	$(181,892,991)	$(118,823)	$15,305,804	$(166,706,011)
The difference between book-basis and tax-basis unrealized appreciation (depreciation) is primarily due to mark to market of forwards and futures contracts. The other temporary differences are primarily due to dividends payable.
As of October 31, 2021, for federal income tax purposes, capital loss carryforwards of $180,575,457 were available as shown in the table below, to the extent provided by the regulations to offset future realized gains of the Fund through the years indicated. To the extent that these capital loss carryforwards are used to offset future capital gains, it is probable that the capital gains so offset will not be distributed to shareholders. No capital gain distributions shall be made until any capital loss carryforwards have been fully utilized.
Capital Loss Available Through	Short-Term Capital Loss Amounts (000’s)	Long-Term Capital Loss Amounts (000’s)
Unlimited	$27,869	$152,707
The Fund utilized $27,165,017 of capital loss carryforwards during the year ended October 31, 2021.
During the years ended October 31, 2021 and October 31, 2020, the tax character of distributions paid as reflected in the Statements of Changes in Net Assets was as follows:
	2021	2020
Distributions paid from:
Ordinary Income	$13,999,950	$19,631,737
Return of Capital	851,084	587,214
Total	$14,851,034	$20,218,951
Note 5–Custodian
JPMorgan is the custodian of cash and securities held by the Fund. Custodial fees are charged to the Fund based on the Fund's net assets and/or the market value of securities held by the Fund and the number of certain transactions incurred by the Fund.
Prior to November 23, 2020, these services were provided by State Street. The services provided by State Street were a direct expense of the Fund and are included in the Statement of Operations as Custodian fees which totaled $2,458 for the period November 1, 2020 through November 22, 2020.
Note 6–Line of Credit
The Fund and certain other funds managed by New York Life Investments maintain a line of credit with a syndicate of banks in order to secure a source of funds for temporary purposes to meet unanticipated or excessive redemption requests.
Effective July 27, 2021, under the credit agreement (the “Credit Agreement”), the aggregate commitment amount is $600,000,000 with an additional uncommitted amount of $100,000,000. The commitment fee is an annual rate of 0.15% of the average commitment amount payable quarterly, regardless of usage, to JPMorgan, who serves as the

48	MainStay MacKay Strategic Bond Fund

agent to the syndicate. The commitment fee is allocated among the Fund and certain other funds managed by New York Life Investments based upon their respective net assets and other factors. Interest on any revolving credit loan is charged based upon the Federal Funds Rate or the one-month LIBOR, whichever is higher. The Credit Agreement expires on July 26, 2022, although the Fund, certain other funds managed by New York Life Investments and the syndicate of banks may renew the Credit Agreement for an additional year on the same or different terms or enter into a credit agreement with a different syndicate of banks. Prior to July 27, 2021, the aggregate commitment amount and the commitment fee were the same as those under the current Credit Agreement. During the year ended October 31, 2021, there were no borrowings made or outstanding with respect to the Fund under the Credit Agreement.
Note 7–Interfund Lending Program
Pursuant to an exemptive order issued by the SEC, the Fund, along with certain other funds managed by New York Life Investments, may participate in an interfund lending program. The interfund lending program provides an alternative credit facility that permits the Fund and certain other funds managed by New York Life Investments to lend or borrow money for temporary purposes directly to or from one another, subject to the conditions of the exemptive order. During the year ended October 31, 2021, there were no interfund loans made or outstanding with respect to the Fund.
Note 8–Purchases and Sales of Securities (in 000’s)
During the year ended October 31, 2021, purchases and sales of U.S. government securities were $22,281 and $21,454, respectively. Purchases and sales of securities, other than U.S. government securities and short-term securities, were $329,672 and $317,436 respectively.
Note 9–Capital Share Transactions
Transactions in capital shares for the years ended October 31, 2021 and October 31, 2020, were as follows:
Class A	Shares	Amount
Year ended October 31, 2021:
Shares sold	4,142,465	$ 37,695,529
Shares issued to shareholders in reinvestment of distributions	386,703	3,514,807
Shares redeemed	(3,881,418)	(35,230,020)
Net increase (decrease) in shares outstanding before conversion	647,750	5,980,316
Shares converted into Class A (See Note 1)	598,420	5,426,216
Shares converted from Class A (See Note 1)	(90,110)	(816,457)
Net increase (decrease)	1,156,060	$ 10,590,075
Year ended October 31, 2020:
Shares sold	3,549,959	$ 30,759,137
Shares issued to shareholders in reinvestment of distributions	488,987	4,220,842
Shares redeemed	(6,892,108)	(59,273,038)
Net increase (decrease) in shares outstanding before conversion	(2,853,162)	(24,293,059)
Shares converted into Class A (See Note 1)	265,023	2,297,846
Shares converted from Class A (See Note 1)	(70,039)	(603,380)
Net increase (decrease)	(2,658,178)	$ (22,598,593)

Investor Class	Shares	Amount
Year ended October 31, 2021:
Shares sold	113,560	$ 1,040,464
Shares issued to shareholders in reinvestment of distributions	36,650	335,936
Shares redeemed	(273,230)	(2,505,424)
Net increase (decrease) in shares outstanding before conversion	(123,020)	(1,129,024)
Shares converted into Investor Class (See Note 1)	155,880	1,424,394
Shares converted from Investor Class (See Note 1)	(238,288)	(2,185,706)
Net increase (decrease)	(205,428)	$ (1,890,336)
Year ended October 31, 2020:
Shares sold	155,915	$ 1,356,863
Shares issued to shareholders in reinvestment of distributions	51,115	444,676
Shares redeemed	(304,909)	(2,639,908)
Net increase (decrease) in shares outstanding before conversion	(97,879)	(838,369)
Shares converted into Investor Class (See Note 1)	83,544	726,787
Shares converted from Investor Class (See Note 1)	(183,114)	(1,598,912)
Net increase (decrease)	(197,449)	$ (1,710,494)

49

Notes to Financial Statements (continued)
Class B	Shares	Amount
Year ended October 31, 2021:
Shares sold	8,800	$ 78,983
Shares issued to shareholders in reinvestment of distributions	4,318	39,009
Shares redeemed	(146,647)	(1,325,666)
Net increase (decrease) in shares outstanding before conversion	(133,529)	(1,207,674)
Shares converted from Class B (See Note 1)	(70,410)	(635,484)
Net increase (decrease)	(203,939)	$ (1,843,158)
Year ended October 31, 2020:
Shares sold	13,761	$ 117,932
Shares issued to shareholders in reinvestment of distributions	10,913	93,552
Shares redeemed	(309,879)	(2,667,687)
Net increase (decrease) in shares outstanding before conversion	(285,205)	(2,456,203)
Shares converted from Class B (See Note 1)	(74,998)	(645,966)
Net increase (decrease)	(360,203)	$ (3,102,169)

Class C	Shares	Amount
Year ended October 31, 2021:
Shares sold	471,716	$ 4,268,995
Shares issued to shareholders in reinvestment of distributions	72,232	652,329
Shares redeemed	(2,400,170)	(21,673,078)
Net increase (decrease) in shares outstanding before conversion	(1,856,222)	(16,751,754)
Shares converted from Class C (See Note 1)	(447,633)	(4,024,920)
Net increase (decrease)	(2,303,855)	$ (20,776,674)
Year ended October 31, 2020:
Shares sold	425,749	$ 3,655,007
Shares issued to shareholders in reinvestment of distributions	140,651	1,205,409
Shares redeemed	(3,582,005)	(30,766,598)
Net increase (decrease) in shares outstanding before conversion	(3,015,605)	(25,906,182)
Shares converted from Class C (See Note 1)	(79,690)	(688,962)
Net increase (decrease)	(3,095,295)	$ (26,595,144)

Class I	Shares	Amount
Year ended October 31, 2021:
Shares sold	13,192,767	$ 120,262,456
Shares issued to shareholders in reinvestment of distributions	956,891	8,707,229
Shares redeemed	(10,934,086)	(99,338,416)
Net increase (decrease) in shares outstanding before conversion	3,215,572	29,631,269
Shares converted into Class I (See Note 1)	89,508	811,957
Net increase (decrease)	3,305,080	$ 30,443,226
Year ended October 31, 2020:
Shares sold	19,754,574	$ 169,630,141
Shares issued to shareholders in reinvestment of distributions	1,386,876	11,983,027
Shares redeemed	(44,391,197)	(377,209,880)
Net increase (decrease) in shares outstanding before conversion	(23,249,747)	(195,596,712)
Shares converted into Class I (See Note 1)	59,162	512,587
Net increase (decrease)	(23,190,585)	$(195,084,125)

Class R2	Shares	Amount
Year ended October 31, 2021:
Shares sold	14,072	$ 127,816
Shares issued to shareholders in reinvestment of distributions	2,234	20,315
Shares redeemed	(7,400)	(67,031)
Net increase (decrease)	8,906	$ 81,100
Year ended October 31, 2020:
Shares sold	134,616	$ 1,173,741
Shares issued to shareholders in reinvestment of distributions	17,187	147,798
Shares redeemed	(873,599)	(7,642,240)
Net increase (decrease)	(721,796)	$ (6,320,701)

Class R3	Shares	Amount
Year ended October 31, 2021:
Shares sold	57,029	$ 519,396
Shares issued to shareholders in reinvestment of distributions	536	4,872
Shares redeemed	(20,844)	(189,665)
Net increase (decrease)	36,721	$ 334,603
Year ended October 31, 2020:
Shares sold	7,100	$ 62,561
Shares issued to shareholders in reinvestment of distributions	488	4,213
Shares redeemed	(1,200)	(10,300)
Net increase (decrease)	6,388	$ 56,474

50	MainStay MacKay Strategic Bond Fund

Class R6	Shares	Amount
Year ended October 31, 2021:
Shares sold	116,756	$ 1,065,273
Shares issued to shareholders in reinvestment of distributions	2,794	25,535
Shares redeemed	(18,194)	(166,382)
Net increase (decrease)	101,356	$ 924,426
Year ended October 31, 2020:
Shares sold	107,790	$ 930,408
Shares issued to shareholders in reinvestment of distributions	23,680	203,636
Shares redeemed	(2,666,072)	(22,878,546)
Net increase (decrease)	(2,534,602)	$ (21,744,502)
Note 10–Other Matters
An outbreak of COVID-19, first detected in December 2019, has developed into a global pandemic and has resulted in travel restrictions, closure of international borders, certain businesses and securities markets, restrictions on securities trading activities, prolonged quarantines, supply chain disruptions, and lower consumer demand, as well as general concern and uncertainty. The continued impact of COVID-19 and related new variants is uncertain and could further adversely affect the global economy, national economies, individual issuers and capital markets in unforeseeable ways and result in a substantial and extended economic downturn. Developments that disrupt global economies and financial markets, such as COVID-19, may magnify factors that affect the Fund's performance.
Note 11–Subsequent Events
In connection with the preparation of the financial statements of the Fund as of and for the year ended October 31, 2021, events and transactions subsequent to October 31, 2021, through the date the financial statements were issued have been evaluated by the Manager for possible adjustment and/or disclosure. No subsequent events requiring financial statement adjustment or disclosure have been identified.
51

Report of Independent Registered Public Accounting Firm
To the Shareholders of the Fund and Board of Trustees
The MainStay Funds:
Opinion on the Financial Statements
We have audited the accompanying statement of assets and liabilities of MainStay MacKay Strategic Bond Fund (formerly, MainStay MacKay Unconstrained Bond Fund) (the Fund), one of the funds constituting The MainStay Funds, including the portfolio of investments, as of October 31, 2021, the related statement of operations for the year then ended, the statements of changes in net assets for each of the years in the two-year period then ended, and the related notes (collectively, the financial statements) and the financial highlights for each of the years or periods in the five-year period then ended. In our opinion, the financial statements and financial highlights present fairly, in all material respects, the financial position of the Fund as of October 31, 2021, the results of its operations for the year then ended, the changes in its net assets for each of the years in the two-year period then ended, and the financial highlights for each of the years or periods in the five-year period then ended, in conformity with U.S. generally accepted accounting principles.
Basis for Opinion
These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.
We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement, whether due to error or fraud. Our audits included performing procedures to assess the risks of material misstatement of the financial statements and financial highlights, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements and financial highlights. Such procedures also included confirmation of securities owned as of October 31, 2021, by correspondence with custodians, the transfer agent, agent banks, and brokers or by other appropriate auditing procedures when replies from brokers and agent banks were not received. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements and financial highlights. We believe that our audits provide a reasonable basis for our opinion.
We have served as the auditor of one or more New York Life Investment Management investment companies since 2003.
Philadelphia, Pennsylvania
December 24, 2021
52	MainStay MacKay Strategic Bond Fund

Federal Income Tax
Information   (Unaudited)
The Fund is required under the Internal Revenue Code to advise shareholders in a written statement as to the federal tax status of dividends paid by the Fund during such fiscal years.
For the fiscal year ended October 31, 2021, the Fund designated approximately $1,592 under the Internal Revenue Code as qualified dividend income eligible for reduced tax rates.
The dividends paid by the Fund during the fiscal year ended October 31, 2021 should be multiplied by 0.01% to arrive at the amount eligible for the corporate dividend-received deduction.
In February 2022, shareholders will receive an IRS Form 1099-DIV or substitute Form 1099, which will show the federal tax status of the distributions received by shareholders in calendar year 2021. The amounts that will be reported on such 1099-DIV or substitute Form 1099 will be the amounts you are to use on your federal income tax return and will differ from the amounts which we must report for the Fund's fiscal year ended October 31, 2021.
Proxy Voting Record
The Fund is required to file with the SEC its proxy voting records for the 12-month period ending June 30 on Form N-PX. The most recent Form N-PX or proxy voting record is available free of charge upon request by calling 800-624-6782; visiting the MainStay Funds’ website at newyorklifeinvestments.com; or visiting the SEC’s website at www.sec.gov.
Shareholder Reports and Quarterly Portfolio Disclosure
The Fund is required to file its complete schedule of portfolio holdings with the SEC 60 days after its first and third fiscal quarter on Form N-PORT. The Fund's holdings report is available free of charge upon request by calling New York Life Investments at 800-624-6782.
53

Board of Trustees and Officers (Unaudited)
The Trustees and officers of the Fund are listed below. The Board oversees the MainStay Group of Funds (which consists of MainStay Funds and MainStay Funds Trust), MainStay VP Funds Trust, MainStay MacKay DefinedTerm Municipal Opportunities Fund, MainStay CBRE Global Infrastructure Megatrends Fund, the Manager and the Subadvisors, and elects the officers of the Funds who are responsible for the day-to-day operations of the Fund. Information pertaining to the Trustees and officers is set forth below. Each Trustee serves until his or her successor is elected and qualified or until his or her resignation, death or removal. Under the Board’s retirement policy, unless an exception is made, a Trustee must tender his or her resignation by the end of the calendar year during which he or she reaches the age of 75. Mr. Nolan reached the age of 75 during the calendar year 2021. Accordingly, Mr. Nolan is expected to serve until the end of calendar year 2021, at which time he intends to retire. Additionally, Ms. Hammond was appointed as a Trustee of the Fund effective as of Mr. Nolan's retirement. Officers are elected annually by the Board. The business address of each Trustee and officer listed below is 51 Madison Avenue, New York, New York 10010. A majority of the Trustees are not “interested persons” (as defined by the 1940 Act and rules adopted by the SEC thereunder) of the Fund (“Independent Trustees”).
Name and Year of Birth	Term of Office, Position(s) Held and Length of Service	Principal Occupation(s) During Past Five Years	Number of Portfolios in Fund Complex Overseen by Trustee	Other Directorships Held by Trustee

Yie-Hsin Hung* 1962	MainStay Funds: Trustee since 2017; MainStay Funds Trust: Trustee since 2017	Senior Vice President of New York Life since joining in 2010, Member of the Executive Management Committee since 2017, Chief Executive Officer, New York Life Investment Management Holdings LLC & New York Life Investment Management LLC since 2015. Senior Managing Director and Co-President of New York Life Investment Management LLC from January 2014 to May 2015. Previously held positions of increasing responsibility, including head of NYLIM International, Alternative Growth Businesses, and Institutional investments since joining New York Life in 2010	78	MainStay VP Funds Trust:
Trustee since 2017 (31 portfolios);
MainStay MacKay DefinedTerm Municipal Opportunities Fund: Trustee
since 2017; and
MainStay CBRE Global Infrastructure Megatrends Fund: Trustee
since June 2021
*	This Trustee is considered to be an “interested person” of the MainStay Group of Funds, MainStay VP Funds Trust and MainStay MacKay DefinedTerm Municipal Opportunities Fund, within the meaning of the 1940 Act because of her affiliation with New York Life Insurance Company, New York Life Investment Management LLC, Candriam Belgium S.A., Candriam Luxembourg S.C.A., IndexIQ Advisors LLC, MacKay Shields LLC, NYL Investors LLC, NYLIFE Securities LLC and/or NYLIFE Distributors LLC, as described in detail above in the column entitled “Principal Occupation(s) During Past Five Years.”

Interested Trustee
54	MainStay MacKay Strategic Bond Fund

Name and Year of Birth	Term of Office, Position(s) Held and Length of Service	Principal Occupation(s) During Past Five Years	Number of Portfolios in Fund Complex Overseen by Trustee	Other Directorships Held by Trustee

David H. Chow 1957	MainStay Funds: Trustee since 2016, Advisory Board Member (June 2015 to December 2015); MainStay Funds Trust: Trustee since 2016, Advisory Board Member (June 2015 to December 2015)	Founder and CEO, DanCourt Management, LLC since 1999	78	MainStay VP Funds Trust: Trustee since 2016, Advisory Board Member (June 2015 to December 2015) (31 portfolios);
MainStay MacKay DefinedTerm Municipal Opportunities Fund: Trustee since 2016, Advisory Board Member (June 2015 to December 2015);
				MainStay CBRE Global Infrastructure Megatrends Fund: Trustee since June 2021; Market Vectors Group of Exchange-Traded Funds: Independent Chairman of the Board of Trustees since 2008 and Trustee since 2006 (56 portfolios); and Berea College of Kentucky: Trustee since 2009, Chair of the Investment Committee since 2018
Susan B. Kerley 1951	MainStay Funds: Chairman since 2017 and Trustee since 2007; MainStay Funds Trust: Chairman since 2017 and Trustee since 1990**	President, Strategic Management Advisors LLC since 1990	78	MainStay VP Funds Trust: Chairman since January 2017 and Trustee since 2007 (31 portfolios)***;
MainStay MacKay DefinedTerm Municipal Opportunities Fund: Chairman since 2017 and Trustee since 2011;
				MainStay CBRE Global Infrastructure Megatrends Fund: Trustee since June 2021; and Legg Mason Partners Funds: Trustee since 1991 (45 portfolios)
Alan R. Latshaw 1951	MainStay Funds: Trustee; MainStay Funds Trust: Trustee since 2007**	Retired; Partner, Ernst & Young LLP (2002 to 2003); Partner, Arthur Andersen LLP (1989 to 2002); Consultant to the MainStay Funds Audit and Compliance Committee (2004 to 2006)	78	MainStay VP Funds Trust: Trustee since 2007 (31 portfolios)***;
MainStay MacKay DefinedTerm Municipal Opportunities Fund: Trustee since 2011; and
				MainStay CBRE Global Infrastructure Megatrends Fund: Trustee since June 2021
Richard H. Nolan, Jr. 1946	MainStay Funds: Trustee since 2007; MainStay Funds Trust: Trustee since 2007**	Managing Director, ICC Capital Management since 2004; President—Shields/Alliance, Alliance Capital Management (1994 to 2004)	78	MainStay VP Funds Trust: Trustee since 2006 (31 portfolios)***; and MainStay MacKay DefinedTerm Municipal Opportunities Fund: Trustee since 2011
Jacques P. Perold 1958	MainStay Funds: Trustee since 2016, Advisory Board Member (June 2015 to December 2015); MainStay Funds Trust: Trustee since 2016, Advisory Board Member (June 2015 to December 2015)	Founder and Chief Executive Officer, Capshift Advisors LLC (Since 2018); President, Fidelity Management & Research Company (2009 to 2014); President and Chief Investment Officer, Geode Capital Management, LLC (2001 to 2009)	78	MainStay VP Funds Trust: Trustee since 2016, Advisory Board Member (June 2015 to December 2015) (31 portfolios);
MainStay MacKay DefinedTerm Municipal Opportunities Fund: Trustee since 2016, Advisory Board Member (June 2015 to December 2015);
MainStay CBRE Global Infrastructure Megatrends Fund: Trustee since June 2021; Partners in Health: Trustee since 2019; Allstate Corporation: Director since 2015;
				and MSCI, Inc.: Director since 2017
Independent Trustees
55

Board of Trustees and Officers (Unaudited) (continued)
Name and Year of Birth	Term of Office, Position(s) Held and Length of Service	Principal Occupation(s) During Past Five Years	Number of Portfolios in Fund Complex Overseen by Trustee	Other Directorships Held by Trustee

Richard S. Trutanic 1952	MainStay Funds: Trustee since 1994; MainStay Funds Trust: Trustee since 2007**	Chairman and Chief Executive Officer, Somerset & Company (financial advisory firm) since 2004; Managing Director, The Carlyle Group (private investment firm) (2002 to 2004); Senior Managing Director, Partner and Board Member, Groupe Arnault S.A. (private investment firm) (1999 to 2002)	78	MainStay VP Funds Trust: Trustee since 2007 (31 portfolios)***;
MainStay MacKay DefinedTerm Municipal Opportunities Fund: Trustee since 2011; and MainStay CBRE Global Infrastructure Megatrends Fund; Trustee since June 2021
**	Includes prior service as a Director/Trustee of certain predecessor entities to MainStay Funds Trust.
***	Includes prior service as a Director of MainStay VP Series Fund, Inc., the predecessor to MainStay VP Funds Trust.

Name and Year of Birth	Term of Office, Position(s) Held and Length of Service	Principal Occupation(s) During Past Five Years	Number of Portfolios in Fund Complex Overseen by Trustee	Other Directorships Held by Trustee

Karen Hammond 1956	MainStay Funds: Advisory Board Member since June 2021; MainStay Funds Trust: Advisory Board Member since June 2021	Retired, Managing Director, Devonshire Investors (2007 to 2013); Senior Vice President, Fidelity Management & Research Co. (2005 to 2007); Senior Vice President and Corporate Treasurer, FMR Corp. (2003 to 2005); Chief Operating Officer, Fidelity Investments Japan (2001 to 2003)	78	MainStay VP Funds Trust: Advisory Board Member since June 2021 (31 portfolios);
MainStay MacKay DefinedTerm Municipal Opportunities Fund: Advisory Board Member since June 2021;
MainStay CBRE Global Infrastructure Megatrends Fund: Advisory Board Member since June 2021;
Two Harbors Investment Corp: Trustee since 2018, Chair of the Special Committee since 2019; Rhode Island School of Design: Trustee and Chair of the Finance Committee since 2015
Advisory Board Member	Independent Trustees
56	MainStay MacKay Strategic Bond Fund

Name and Year of Birth	Position(s) Held and Length of Service	Principal Occupation(s) During Past Five Years

Kirk C. Lehneis 1974	President, MainStay Funds, MainStay Funds Trust since 2017	Chief Operating Officer and Senior Managing Director since 2016, New York Life Investment Management LLC; Chairman of the Board since 2017, NYLIFE Distributors LLC; Chairman of the Board, NYLIM Service Company LLC since 2017; Trustee, President and Principal Executive Officer of IndexIQ Trust, IndexIQ ETF Trust and IndexIQ Active ETF Trust since January 2018; President, MainStay MacKay DefinedTerm Municipal Opportunities Fund and MainStay VP Funds Trust since 2017** and MainStay CBRE Global Infrastructure Megatrends Fund since June 2021; Senior Managing Director, Global Product Development (2015 to 2016); Managing Director, Product Development (2010 to 2015), New York Life Investment Management LLC
Jack R. Benintende 1964	Treasurer and Principal Financial and Accounting Officer, MainStay Funds since 2007, MainStay Funds Trust since 2009	Managing Director, New York Life Investment Management LLC since 2007; Treasurer and Principal Financial and Accounting Officer, MainStay MacKay DefinedTerm Municipal Opportunities Fund since 2011, MainStay VP Funds Trust since 2007** and MainStay CBRE Global Infrastructure Megatrends Fund since June 2021; and Assistant Treasurer, New York Life Investment Management Holdings LLC (2008 to 2012)
J. Kevin Gao 1967	Secretary and Chief Legal Officer, MainStay Funds and MainStay Funds Trust since 2010	Managing Director and Associate General Counsel, New York Life Investment Management LLC since 2010; Secretary and Chief Legal Officer, MainStay MacKay DefinedTerm Municipal Opportunities Fund since 2011, MainStay VP Funds Trust since 2010** and MainStay CBRE Global Infrastructure Megatrends Fund since June 2021
Scott T. Harrington 1959	Vice President— Administration, MainStay Funds since 2005, MainStay Funds Trust since 2009	Managing Director, New York Life Investment Management LLC (including predecessor advisory organizations) since 2000; Member of the Board of Directors, New York Life Trust Company since 2009; Vice President—Administration, MainStay MacKay DefinedTerm Municipal Opportunities Fund since 2011, MainStay VP Funds Trust since 2005** and MainStay CBRE Global Infrastructure Megatrends Fund since June 2021
Kevin M. Bopp 1969	Vice President and Chief Compliance Officer, MainStay Funds and MainStay Funds Trust since 2021 and 2014 to 2020	Vice President and Chief Compliance Officer, New York Life Investments Alternatives LLC and New York Life Investment Management Holdings LLC since 2020; Vice President since 2018 and Chief Compliance Officer since 2016, New York Life Investment Management LLC; Vice President and Chief Compliance Officer, IndexIQ Advisors LLC, IndexIQ Holdings Inc., IndexIQ LLC and IndexIQ Trust since 2017; Director and Associate General Counsel (2011 to 2014) and Vice President and Assistant General Counsel (2010 to 2011), New York Life Investment Management LLC;Vice President and Chief Compliance Officer, MainStay VP Funds Trust and MainStay MacKay DefinedTerm Municipal Opportunities Fund since June 2021 and 2014 to 2020 and MainStay CBRE Global Infrastructure Megatrends Fund since June 2021; Assistant Secretary, MainStay Funds, MainStay Funds Trust and MainStay VP Funds Trust (2010 to 2014)**, MainStay MacKay DefinedTerm Municipal Opportunities Fund (2011 to 2014)
*	The officers listed above are considered to be “interested persons” of the MainStay Group of Funds, MainStay VP Funds Trust and MainStay MacKay DefinedTerm Municipal Opportunities Fund within the meaning of the 1940 Act because of their affiliation with the MainStay Group of Funds, New York Life Insurance Company and/or its affiliates, including New York Life Investment Management LLC, NYLIM Service Company LLC, NYLIFE Securities LLC and/or NYLIFE Distributors LLC, as described in detail in the column captioned “Principal Occupation(s) During Past Five Years.” Officers are elected annually by the Board.
**	Includes prior service as an Officer of MainStay VP Series Fund, Inc., the predecessor to MainStay VP Funds Trust.
Officers of the Trust (Who are not Trustees)*
57

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MainStay Funds
Equity
U.S. Equity
MainStay Epoch U.S. Equity Yield Fund
MainStay MacKay S&P 500 Index Fund
MainStay Winslow Large Cap Growth Fund
MainStay WMC Enduring Capital Fund
MainStay WMC Growth Fund
MainStay WMC Small Companies Fund
MainStay WMC Value Fund
International Equity
MainStay Epoch International Choice Fund
MainStay MacKay International Equity Fund
MainStay WMC International Research Equity Fund
Emerging Markets Equity
MainStay Candriam Emerging Markets Equity Fund
Global Equity
MainStay Epoch Capital Growth Fund
MainStay Epoch Global Equity Yield Fund
Fixed Income
Taxable Income
MainStay Candriam Emerging Markets Debt Fund
MainStay Floating Rate Fund
MainStay MacKay High Yield Corporate Bond Fund
MainStay MacKay Short Duration High Yield Fund
MainStay MacKay Strategic Bond Fund
MainStay MacKay Total Return Bond Fund
MainStay MacKay U.S. Infrastructure Bond Fund
MainStay Short Term Bond Fund
Tax-Exempt Income
MainStay MacKay California Tax Free Opportunities Fund1
MainStay MacKay High Yield Municipal Bond Fund
MainStay MacKay New York Tax Free Opportunities Fund2
MainStay MacKay Short Term Municipal Fund
MainStay MacKay Strategic Municipal Allocation Fund3
MainStay MacKay Tax Free Bond Fund
Money Market
MainStay Money Market Fund
Mixed Asset
MainStay Balanced Fund
MainStay Income Builder Fund
MainStay MacKay Convertible Fund
Speciality
MainStay CBRE Global Infrastructure Fund
MainStay CBRE Real Estate Fund
MainStay Cushing MLP Premier Fund
Asset Allocation
MainStay Conservative Allocation Fund
MainStay Conservative ETF Allocation Fund
MainStay Defensive ETF Allocation Fund
MainStay Equity Allocation Fund
MainStay Equity ETF Allocation Fund
MainStay ESG Multi-Asset Allocation Fund
MainStay Growth Allocation Fund
MainStay Growth ETF Allocation Fund
MainStay Moderate Allocation Fund
MainStay Moderate ETF Allocation Fund

Manager
New York Life Investment Management LLC
New York, New York
Subadvisors
Candriam Belgium S.A.4
Brussels, Belgium
Candriam Luxembourg S.C.A.4
Strassen, Luxembourg
CBRE Investment Management Listed Real Assets LLC
Radnor, Pennsylvania
Cushing Asset Management, LP
Dallas, Texas
Epoch Investment Partners, Inc.
New York, New York
MacKay Shields LLC4
New York, New York
NYL Investors LLC4
New York, New York
Wellington Management Company LLP
Boston, Massachusetts
Winslow Capital Management, LLC
Minneapolis, Minnesota
Legal Counsel
Dechert LLP
Washington, District of Columbia
Independent Registered Public Accounting Firm
KPMG LLP
Philadelphia, Pennsylvania
Distributor
NYLIFE Distributors LLC4
Jersey City, New Jersey
Custodian
JPMorgan Chase Bank, N.A.
New York, New York

  1.
This Fund is registered for sale in AZ, CA, NV, OR, TX, UT, WA and MI (Class A and I shares only), and CO, FL, GA, HI, ID, MA, MD, NH, NJ and NY (Class I shares only).
2.	This Fund is registered for sale in CA, CT, DE, FL, MA, NJ, NY and VT.
3.	Prior to November 30, 2021, the Fund's name was formerly MainStay MacKay Intermediate Tax Free Bond Fund.
4.	An affiliate of New York Life Investment Management LLC.
Not part of the Annual Report

For more information
800-624-6782
newyorklifeinvestments.com
“New York Life Investments” is both a service mark, and the common trade name, of certain investment advisors affiliated with New York Life Insurance Company. The MainStay Funds® are managed by New York Life Investment Management LLC and distributed by NYLIFE Distributors LLC, 30 Hudson Street, Jersey City, NJ 07302, a wholly owned subsidiary of New York Life Insurance Company. NYLIFE Distributors LLC is a Member FINRA/SIPC.
©2021 NYLIFE Distributors LLC. All rights reserved.
1717044MS180-21	MSSB11-12/21
(NYLIM) NL052

MainStay MacKay Tax Free Bond Fund

Message from the President and Annual Report
October 31, 2021
Sign up for e-delivery of your shareholder reports. For full details on e-delivery, including who can participate and what you can receive via e-delivery, please log in to newyorklifeinvestments.com/accounts.
Not FDIC/NCUA Insured	Not a Deposit	May Lose Value	No Bank Guarantee	Not Insured by Any Government Agency

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Message from the President
An improved economic outlook provided support to both the equity and fixed-income markets during the 12-month reporting period ended October 31, 2021, but several factors agitated the markets at times, including inflation concerns, uncertainty about the Federal Reserve’s (“Fed”) policy, the re-emergence of COVID-19, and political standoffs in Washington. While stock markets posted solid gains, bonds finished down somewhat, due largely to a sell-off in U.S. Treasury issues early in the year.
The reporting period began with a dramatic shift in the market environment when the discovery of two COVID-19 vaccine candidates was announced. The $900 billion relief package passed in December also added to investor confidence. On the other hand, late in 2021, government inaction added to market uncertainty as Congress came to a stalemate over the debt ceiling and a $3.5 trillion reconciliation package.
As the reporting period progressed investors became increasingly focused on inflation, and a variety of developments fueled these concerns. Early in 2021, the Fed opted to leave interest rates unchanged, pointing to the low inflation rate. But, mindful of the Fed’s new, more lenient approach to pricing pressures—announced late in 2020—and of sizable fiscal spending enacted in response to the pandemic, investors grew concerned, which led to a sell-off in longer-dated Treasury issues in February and March.
Energy prices continued to rebound from a low point at the height of the pandemic in 2020, and shortages in various sectors, including semiconductors and construction supplies, resulted in rising prices. An anticipated $1+ trillion infrastructure spending bill added to inflation concerns. The Consumer Price Index, a measure of pricing pressures across the economy, ticked up in March, exceeded a 4% annualized rate in April, and remained above 5% through September.
In September, the Fed increased its forecast for inflation in 2021 from 3.4% to 4.2% and its forecast for 2022 from 2.1% to 2.2%. After the reporting period, Fed officials announced that a reduction in the Fed's bond purchasing program would begin in November 2021.
In fixed-income markets, these concerns and the sell-off in issues of longer-term Treasury bonds weighed on investment grade corporate bonds. Early in the reporting period, they performed well as the economic outlook improved, but pricing pressures and uncertainty about when the Fed would reduce its bond-purchasing program took a toll. High-yield bonds fared better, supported by more attractive yields and the improved outlook for economic growth.
In the municipal market, healthy fundamentals, $350 billion in financial support from the federal government, and the prospect of an increase in federal income tax rates on corporations and higher-earning households provided some support. But intermittent fears about the effect of the Delta variant of COVID-19, inflation concerns, and an anticipated rise in Treasury yields weighed on the market at times.
In equities, turmoil in the Treasury market led to a shift early in the reporting period. The rise of yields on longer Treasury issues disrupted the momentum of growth stocks as investors sought to capture the impact of improving economic growth by moving into more cyclical and value-oriented shares. But growth stocks rebounded later as concerns about the pace of the economic recovery arose with the emergence of the Delta variant. Although value stocks outperformed growth stocks in the first half of the reporting period, by the end of the reporting period, their returns were approximately even.
The performance of individual sectors within the S&P 500® Index, a widely regarded benchmark of market performance, varied widely, with inflation and interest-rate sensitive sectors leading. The energy sector more than doubled during the reporting period, followed by the financial sector, while the utilities and consumer staples sectors lagged. Foreign developed markets posted strong returns but underperformed the U.S. market somewhat. Emerging markets gained as well, but a lagging economic and pandemic recovery continued to hinder performance.
In light of higher inflation and rising interest rates, we at New York Life Investments are focused on providing investors with the products and insights they may need to meet the challenge of a changing market environment.
The following annual report contains more detailed information about the specific markets, securities and decisions that affected your MainStay Fund during the 12 months ended October 31, 2021.
Sincerely,
Kirk C. Lehneis
President

The opinions expressed are as of the date of this report and are subject to change. There is no guarantee that any forecast made will come to pass. This material does not constitute investment advice and is not intended as an endorsement of any specific investment. Past performance is no guarantee of future results.
Not part of the Annual Report

Investors should refer to the Fund’s Summary Prospectus and/or Prospectus and consider the Fund’s investment objectives, strategies, risks, charges and expenses carefully before investing. The Summary Prospectus and/or Prospectus contain this and other information about the Fund. You may obtain copies of the Fund’s Summary Prospectus, Prospectus and Statement of Additional Information free of charge, upon request, by calling toll-free 800-624-6782, by writing to NYLIFE Distributors LLC, Attn: MainStay Marketing Department, 30 Hudson Street, Jersey City, NJ 07302 or by sending an e-mail to MainStayShareholderServices@nylim.com. These documents are also available via the MainStay Funds’ website at newyorklifeinvestments.com. Please read the Fund’s Summary Prospectus and/or Prospectus carefully before investing.

Investment and Performance Comparison (Unaudited)
Performance data quoted represents past performance. Past performance is no guarantee of future results. Because of market volatility and other factors, current performance may be lower or higher than the figures shown. Investment return and principal value will fluctuate, and as a result, when shares are redeemed, they may be worth more or less than their original cost. The graph below depicts the historical performance of Class I shares of the Fund. Performance will vary from class to class based on differences in class-specific expenses and sales charges. For performance information current to the most recent month-end, please call 800-624-6782 or visit newyorklifeinvestments.com.
The performance table and graph do not reflect the deduction of taxes that a shareholder would pay on distributions or Fund share redemptions. Total returns reflect maximum applicable sales charges as indicated in the table below, if any, changes in share price, and reinvestment of dividend and capital gain distributions. The graph assumes the initial investment amount shown below and reflects the deduction of all sales charges that would have applied for the period of investment. Performance figures may reflect certain fee waivers and/or expense limitations, without which total returns may have been lower. For more information on share classes and current fee waivers and/or expense limitations (if any), please refer to the Notes to Financial Statements.
Average Annual Total Returns for the Year-Ended October 31, 2021
Class	Sales Charge		Inception Date	One Year	Five Years	Ten Years or Since Inception	Gross Expense Ratio[1]
Class A Shares	Maximum 4.5% Initial Sales Charge	With sales charges	1/3/1995	-0.83%	2.71%	4.20%	0.75%
		Excluding sales charges		3.84	3.66	4.68	0.75
Investor Class Shares[2]	Maximum 4% Initial Sales Charge	With sales charges	2/28/2008	-0.35	2.71	4.18	0.76
		Excluding sales charges		3.80	3.66	4.66	0.76
Class B Shares[3]	Maximum 5% CDSC	With sales charges	5/1/1986	-1.44	3.05	4.40	1.01
	if Redeemed Within the First Six Years of Purchase	Excluding sales charges		3.56	3.41	4.40	1.01
Class C Shares	Maximum 1% CDSC	With sales charges	9/1/1998	2.46	3.40	4.39	1.01
	if Redeemed Within One Year of Purchase	Excluding sales charges		3.46	3.40	4.39	1.01
Class C2 Shares	Maximum 1% CDSC	With sales charges	8/31/2020	2.39	N/A	2.42	1.16
	if Redeemed Within One Year of Purchase	Excluding sales charges		3.39	N/A	2.42	1.16
Class I Shares	No Sales Charge		12/21/2009	4.00	3.92	4.93	0.50
Class R6 Shares	No Sales Charge		11/1/2019	4.15	N/A	4.04	0.44

1.	The gross expense ratios presented reflect the Fund’s “Total Annual Fund Operating Expenses” from the most recent Prospectus, as supplemented, and may differ from other expense ratios disclosed in this report.
2.	Prior to June 30, 2020, the maximum initial sales charge was 4.5%, which is reflected in the average annual total return figures shown.
3.	Class B shares are closed to all new purchases as well as additional investments by existing Class B shareholders.
The footnotes on the next page are an integral part of the table and graph and should be carefully read in conjunction with them.
5

Benchmark Performance*	One Year	Five Years	Ten Years
Bloomberg Municipal Bond Index[1]	2.64%	3.41%	3.88%
Morningstar Muni National Long Category Average[2]	4.57	3.49	4.02

1.	The Bloomberg Municipal Bond Index is the Fund's primary broadbased securities market index for comparison purposes. The Bloomberg Municipal Bond Index is considered representative of the broadbased market for investment-grade, tax-exempt bonds with a maturity of at least one year. Bonds subject to the alternative minimum tax or with floating or zero coupons are excluded. Results assume reinvestment of all dividends and capital gains. An investment cannot be made directly in an index.
2.	The Morningstar Muni National Long Category Average is representative of funds that invest in bonds issued by various state and local governments to fund public projects. The income from these bonds is generally free from federal taxes. These portfolios have durations of more than 7 years. Results are based on average total returns of similar funds with all dividends and capital gain distributions reinvested.
*	Returns for indices reflect no deductions for fees, expenses or taxes, except for foreign withholding taxes where applicable.
The footnotes on the preceding page are an integral part of the table and graph and should be carefully read in conjunction with them.
6	MainStay MacKay Tax Free Bond Fund

Cost in Dollars of a $1,000 Investment in MainStay MacKay Tax Free Bond Fund (Unaudited)
The example below is intended to describe the fees and expenses borne by shareholders during the six-month period from May 1, 2021 to October 31, 2021, and the impact of those costs on your investment.
Example
As a shareholder of the Fund you incur two types of costs: (1) transaction costs, including exchange fees and sales charges (loads) on purchases (as applicable), and (2) ongoing costs, including management fees, distribution and/or service (12b-1) fees, and other Fund expenses (as applicable). This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds. The example is based on an investment of $1,000 made at the beginning of the six-month period and held for the entire period from May 1, 2021 to October 31, 2021.
This example illustrates your Fund’s ongoing costs in two ways:
Actual Expenses
The second and third data columns in the table below provide information about actual account values and actual expenses. You may use the information in these columns, together with the amount you invested, to estimate the expenses that you paid during the six months ended October 31, 2021. Simply divide your account value by $1,000 (for example, an
$8,600 account value divided by $1,000 = 8.6), then multiply the result by the number under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.
Hypothetical Example for Comparison Purposes
The fourth and fifth data columns in the table below provide information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balances or expenses you paid for the six-month period shown. You may use this information to compare the ongoing costs of investing in the Fund with the ongoing costs of investing in other mutual funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other mutual funds.
Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as exchange fees or sales charges (loads). Therefore, the fourth and fifth data columns of the table are useful in comparing ongoing costs only and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.
Share Class	Beginning Account Value 5/1/21	Ending Account Value (Based on Actual Returns and Expenses) 10/31/21	Expenses Paid During Period[1]	Ending Account Value (Based on Hypothetical 5% Annualized Return and Actual Expenses) 10/31/21	Expenses Paid During Period[1]	Net Expense Ratio During Period[2]
Class A Shares	$1,000.00	$1,000.80	$3.73	$1,021.47	$3.77	0.74%
Investor Class Shares	$1,000.00	$1,000.70	$3.83	$1,021.37	$3.87	0.76%
Class B Shares	$1,000.00	$ 999.40	$5.09	$1,020.11	$5.14	1.01%
Class C Shares	$1,000.00	$ 998.50	$5.09	$1,020.11	$5.14	1.01%
Class C2 Shares	$1,000.00	$ 998.70	$5.79	$1,019.41	$5.85	1.15%
Class I Shares	$1,000.00	$1,001.10	$2.47	$1,022.73	$2.50	0.49%
Class R6 Shares	$1,000.00	$1,002.30	$2.17	$1,023.04	$2.19	0.43%

1.	Expenses are equal to the Fund’s annualized expense ratio of each class multiplied by the average account value over the period, divided by 365 and multiplied by 184 (to reflect the six-month period). The table above represents the actual expenses incurred during the six-month period. In addition to the fees and expenses which the Fund bears directly, it also indirectly bears a pro rata share of the fees and expenses of the underlying funds in which it invests. Such indirect expenses are not included in the above-reported expense figures.
2.	Expenses are equal to the Fund's annualized expense ratio to reflect the six-month period.
7

Portfolio Composition as of October 31, 2021 (Unaudited)
New York	20.7%
California	14.2
Illinois	8.8
Texas	5.7
New Jersey	4.8
Florida	4.0
Utah	3.4
Georgia	2.9
Connecticut	2.4
Pennsylvania	2.2
South Carolina	1.9
Nevada	1.7
Nebraska	1.5
Iowa	1.4
Alabama	1.2
District of Columbia	1.2
Washington	1.2
Ohio	1.2
Maryland	1.2
Michigan	1.1
Virginia	1.1
Wisconsin	1.0
Puerto Rico	1.0
Colorado	1.0
Indiana	0.9
Missouri	0.8
Oregon	0.8
Arizona	0.6
Delaware	0.6
Tennessee	0.6%
U.S. Virgin Islands	0.5
Louisiana	0.5
Massachusetts	0.5
Minnesota	0.5
Arkansas	0.5
Oklahoma	0.4
Idaho	0.4
Guam	0.3
Kentucky	0.3
Rhode Island	0.3
Montana	0.3
North Carolina	0.2
Hawaii	0.2
North Dakota	0.2
New Mexico	0.1
Kansas	0.1
New Hampshire	0.1
South Dakota	0.1
Wyoming	0.1
Alaska	0.0‡
Maine	0.0‡
Mississippi	0.0‡
Vermont	0.0‡
Short–Term Investments	4.7
Other Assets, Less Liabilities	–1.4
100.0%
‡ Less than one-tenth of a percent.
See Portfolio of Investments beginning on page 11 for specific holdings within these categories. The Fund's holdings are subject to change.

Top Ten Holdings and/or Issuers Held as of October 31, 2021 (excluding short-term investments) (Unaudited)
1.	Metropolitan Transportation Authority, 0.584%-5.25%, due 11/15/21–11/15/48
2.	New York State Urban Development Corp., 3.00%-5.00%, due 3/15/28–3/15/50
3.	New York State Dormitory Authority, 3.00%-5.25%, due 10/1/33–3/15/49
4.	New York City Transitional Finance Authority, 3.00%-5.00%, due 5/1/32–11/1/42
5.	City of Salt Lake City UT, 4.00%-5.00%, due 7/1/42–7/1/51
6.	New York State Thruway Authority, 3.50%-5.00%, due 1/1/31–1/1/50
7.	City of New York NY, 0.11%-5.25%, due 8/1/23–3/1/50
8.	State of New Jersey, 2.00%-5.00%, due 6/1/28–6/1/42
9.	State of California, 0.01%-5.25%, due 10/1/34–5/1/48
10.	San Francisco City & County Airport Commission, 5.00%, due 5/1/35–5/1/50

8	MainStay MacKay Tax Free Bond Fund

Portfolio Management Discussion and Analysis (Unaudited)
Questions answered by portfolio managers John Loffredo, CFA, Robert DiMella, CFA, Michael Petty, David Dowden, Scott Sprauer, Frances Lewis and Michael Denlinger, CFA, of MacKay Shields LLC, the Fund’s Subadvisor.
How did MainStay MacKay Tax Free Bond Fund perform relative to its benchmark and peer group during the 12 months ended October 31, 2021?
For the 12 months ended October 31, 2021, Class I shares of MainStay MacKay Tax Free Bond Fund returned 4.00%, outperforming the 2.64% return of the Fund’s benchmark, the Bloomberg Municipal Bond Index (the "Index"). Over the same period, Class I shares underperformed the 4.57% return of the Morningstar Muni National Long Category Average.1
Were there any changes to the Fund during the reporting period?
During the reporting period, Michael Denlinger was added as a portfolio manager of the Fund.
What factors affected the Fund’s relative performance during the reporting period?
During the reporting period, there was increased municipal demand with the availability of COVID-19 vaccines and growing expectations that the American Rescue Plan Act of 2021 could have a potentially massive impact on the fiscal health of states, local governments, and an array of municipal government agencies and authorities. While tax-exempt and taxable investment-grade municipal bonds posted positive returns, the high-yield segment of the market outperformed both, as investors extended out the yield curve2 and went down the rating scale looking for yield. Performance among long-end maturities also outperformed short-end maturities, and states Illinois and New Jersey outperformed the overall municipal market.
The Fund outperformed the Index primarily due to security selection, which stems from the team’s actively managed approach with deep credit research at its core. The Fund’s underweight allocation and security selection among bonds rated AAA and AA made one of the largest positive contributions to relative performance.3 (Contributions take weightings and total returns into account.) From a geographic perspective, overweight exposure and security selection in the state of Illinois aided relative performance, as did security selection among California and New York holdings. Underweight allocation to bonds maturing within 10 years further bolstered relative returns.
During the reporting period, how was the Fund’s performance materially affected by investments in derivatives?
During the reporting period, the Fund was hedged with U.S. Treasury futures. This position contributed positively to the Fund’s performance.
What was the Fund’s duration4 strategy during the reporting period?
As relative value investors, the team aims to keep the Fund’s duration within a neutral range relative to that of the Index. At the end of the reporting period, the Fund's modified duration to worst5 was 4.81 years, which was in line with the Index.
During the reporting period, which sectors were the strongest positive contributors to the Fund’s relative performance and which sectors were particularly weak?
During the reporting period, security selection in the local general obligation, state general obligation and special tax sectors made positive contributions to the Fund’s relative performance. Conversely, security selection in the housing sector weakened relative performance.
What were some of the Fund’s largest purchases and sales during the reporting period?
As the Fund remains focused on diversification and liquidity, no individual purchase or sale was considered significant, although sector overweights or security structure, in their entirety, did have an impact on the Fund's performance during the reporting period.

1.	See page 5 for other share class returns, which may be higher or lower than Class I share returns. See page 6 for more information on benchmark and peer group returns.
2.	The yield curve is a line that plots the yields of various securities of similar quality—typically U.S. Treasury issues—across a range of maturities. The U.S. Treasury yield curve serves as a benchmark for other debt and is used in economic forecasting.
3.	An obligation rated ‘AAA’ has the highest rating assigned by Standard & Poor’s (“S&P”), and in the opinion of S&P, the obligor’s capacity to meet its financial commitment on the obligation is extremely strong. An obligation rated ‘AA’ by S&P is deemed by S&P to differ from the highest-rated obligations only to a small degree. In the opinion of S&P, the obligor's capacity to meet its financial commitment on the obligation is very strong. When applied to Fund holdings, ratings are based solely on the creditworthiness of the bonds in the portfolio and are not meant to represent the security or safety of the Fund.
4.	Duration is a measure of the price sensitivity of a fixed-income investment to changes in interest rates. Duration is expressed as a number of years and is considered a more accurate sensitivity gauge than average maturity.
5.	Modified duration is inversely related to the approximate percentage change in price for a given change in yield. Duration to worst is the duration of a bond computed using the bond’s nearest call date or maturity, whichever comes first. This measure ignores future cash flow fluctuations due to embedded optionality.
9

How did the Fund’s weightings change during the reporting period?
During the reporting period, the Fund increased its sector exposure to electric, IDR/PCR (industry development revenue/pollution control revenue) and state general obligation. In addition, the Fund increased its exposure to bonds rated A,6 and to bonds with maturities of 5-to-10 years.
Conversely, the Fund decreased its sector exposure to prerefunded/ETM (escrowed to maturity), local general obligation and special tax. The Fund decreased its state exposure to California and Illinois as well as its credit exposure to bonds rated AAA. Lastly, the Fund decreased its maturity exposure to 15-to-20 year bonds.
How was the Fund positioned at the end of the reporting period?
As of October 31, 2021, the Fund held overweight positions relative to the Index in credits rated A, bonds from New York and Illinois, and bonds in the transportation and special tax sectors.
As of the same date, the Fund held underweight exposure to securities rated AAA, bonds from Texas and California, and bonds in the state general obligation and water/sewer sectors.
6.	An obligation rated ‘A’ by S&P is deemed by S&P to be somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than obligations in higher-rated categories. In the opinion of S&P, however, the obligor's capacity to meet its financial commitment on the obligation is still strong. When applied to Fund holdings, ratings are based solely on the creditworthiness of the bonds in the portfolio and are not meant to represent the security or safety of the Fund.
The opinions expressed are those of the portfolio managers as of the date of this report and are subject to change. There is no guarantee that any forecasts will come to pass. This material does not constitute investment advice and is not intended as an endorsement of any specific investment.
10	MainStay MacKay Tax Free Bond Fund

Portfolio of Investments October 31, 2021†
	Principal Amount	Value
Municipal Bonds 95.5%
Long-Term Municipal Bonds 90.0%
Alabama 1.2%
City of Birmingham AL, Unlimited General Obligation
Series A
5.00%, due 3/1/43 (a)	$ 2,650,000	$ 2,818,718
County of Jefferson AL, Sewer, Revenue Bonds, Sub. Lien
Series D
6.00%, due 10/1/42	5,910,000	6,754,151
Health Care Authority of the City of Huntsville (The), HH Health System, Revenue Bonds
Series B
4.00%, due 6/1/45	20,370,000	23,400,145
Houston County Health Care Authority, Southeast Alabama Medical Centre, Revenue Bonds
Series A
5.00%, due 10/1/25	1,000,000	1,155,683
Lower Alabama Gas District (The), Gas Project, Project No. 2, Revenue Bonds
4.00%, due 12/1/50 (b)	750,000	841,484
Lower Alabama Gas District (The), Revenue Bonds
Series A
5.00%, due 9/1/46	10,000,000	14,223,616
Southeast Energy Authority, A Cooperative District, Project No. 1, Revenue Bonds
Series A
4.00%, due 10/1/28	2,400,000	2,811,418
Series A
4.00%, due 11/1/51 (b)	38,500,000	44,958,510
University of South Alabama, Revenue Bonds
Insured: AGM
4.00%, due 11/1/35	2,000,000	2,249,007
Insured: AGM
5.00%, due 11/1/29	1,110,000	1,310,964
Insured: AGM
5.00%, due 11/1/30	2,000,000	2,358,209
	Principal Amount	Value

Alabama (continued)
Water Works Board of the City of Birmingham (The), Revenue Bonds
Series B
5.00%, due 1/1/32	$ 6,140,000	$ 7,485,909
		110,367,814
Alaska 0.0% ‡
Alaska Industrial Development & Export Authority, Greater Fairbanks Community Hospital Foundation Obligated Group, Revenue Bonds
5.00%, due 4/1/32	3,550,000	3,729,699
Arizona 0.6%
Arizona Board of Regents, Revenue Bonds
Series A
5.00%, due 7/1/39	2,000,000	2,555,438
Series A
5.00%, due 7/1/43	3,480,000	4,406,884
Arizona Health Facilities Authority, Phoenix Children's Hospital, Revenue Bonds
Series A
5.00%, due 2/1/42	1,000,000	1,011,609
Arizona Industrial Development Authority, Provident Group, NCCU Properties LLC, Central University Project, Revenue Bonds
Series A, Insured: BAM
4.00%, due 6/1/44	940,000	1,053,856
Arizona Industrial Development Authority, Phoenix Children's Hospital, Revenue Bonds
Series A
4.00%, due 2/1/50	18,850,000	21,654,381
Maricopa County Industrial Development Authority, Banner Health Obligated Group, Revenue Bonds
Series A
4.00%, due 1/1/41	11,010,000	12,464,766
Series E
4.00%, due 1/1/45	7,000,000	8,098,483

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.
11

Portfolio of Investments October 31, 2021† (continued)
	Principal Amount	Value
Long-Term Municipal Bonds (continued)
Arizona (continued)
Maricopa County Unified School District No. 090 Saddle Mountain, Unlimited General Obligation
Insured: AGM
4.00%, due 7/1/35	$ 7,175,000	$ 8,415,189
		59,660,606
Arkansas 0.4%
County of Pulaski AR, Arkansas Children's Hospital, Revenue Bonds
5.00%, due 3/1/34	2,000,000	2,368,588
Pulaski County Special School District, Arkansas Construction Bonds, Limited General Obligation
Insured: State Aid Withholding
4.00%, due 2/1/48	15,500,000	15,940,544
Springdale Public Facilities Board, Arkansas Children's Northwest, Inc., Revenue Bonds
5.00%, due 3/1/34	2,890,000	3,358,627
Springdale School District No. 50, Limited General Obligation
Insured: State Aid Withholding
4.00%, due 6/1/36	2,500,000	2,548,234
Insured: State Aid Withholding
4.00%, due 6/1/40	10,400,000	10,585,790
University of Arkansas, UALR Campus, Revenue Bonds
5.00%, due 10/1/29	1,315,000	1,568,600
5.00%, due 10/1/30	1,110,000	1,322,963
5.00%, due 10/1/31	1,205,000	1,435,129
		39,128,475
California 12.7%
Alta Loma School District, Unlimited General Obligation
Series C
4.00%, due 8/1/45	4,500,000	5,255,583
Series B
5.00%, due 8/1/44	4,000,000	4,865,768
Antelope Valley Community College District, Unlimited General Obligation
Series B
3.00%, due 8/1/50	10,000,000	10,429,407
	Principal Amount	Value

California (continued)
Antelope Valley Community College District, Election 2016, Unlimited General Obligation
Series A
4.50%, due 8/1/38	$ 11,500,000	$ 13,799,025
Bay Area Toll Authority, Revenue Bonds
Series S-H
5.00%, due 4/1/44	2,615,000	3,229,535
California Community Choice Financing Authority, Clean Energy Project, Green Bond, Revenue Bonds
Series B-1
4.00%, due 2/1/52 (b)	39,750,000	47,780,164
California Health Facilities Financing Authority, Providence St. Joseph Health Obligated Group, Revenue Bonds
Series A
4.00%, due 10/1/35	1,230,000	1,383,251
California Health Facilities Financing Authority, CommonSpirit Health Obligated Group, Revenue Bonds
Series A
4.00%, due 4/1/45	10,150,000	11,574,199
California Health Facilities Financing Authority, City of Hope Obligated Group, Revenue Bonds
4.00%, due 11/15/45	5,000,000	5,748,319
5.00%, due 11/15/49	18,000,000	21,310,097
California Health Facilities Financing Authority, Sutter Health Obligated Group, Revenue Bonds
Series A
5.00%, due 11/15/34	5,000,000	5,915,176
California Infrastructure and Economic Development Bank, California State Teachers' Retirement System, Green Bond, Revenue Bonds
5.00%, due 8/1/49	10,000,000	12,254,994
California Municipal Finance Authority, Southern California Institute of Architecture Project, Revenue Bonds
5.00%, due 12/1/23	405,000	439,474
5.00%, due 12/1/24	425,000	476,799

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.
12	MainStay MacKay Tax Free Bond Fund

	Principal Amount	Value
Long-Term Municipal Bonds (continued)
California (continued)
California Municipal Finance Authority, Southern California Institute of Architecture Project, Revenue Bonds (continued)
5.00%, due 12/1/25	$ 450,000	$ 519,181
5.00%, due 12/1/26	470,000	555,980
5.00%, due 12/1/27	495,000	597,375
5.00%, due 12/1/28	520,000	623,701
California Municipal Finance Authority, CHF-Davis I LLC, West Village Student Housing Project, Revenue Bonds
5.00%, due 5/15/32	1,570,000	1,934,443
Insured: BAM
5.00%, due 5/15/32	1,500,000	1,858,313
Insured: BAM
5.00%, due 5/15/36	4,400,000	5,433,262
Insured: BAM
5.00%, due 5/15/39	9,815,000	12,056,398
Insured: BAM
5.00%, due 5/15/43	11,750,000	14,317,149
California School Facilities Financing Authority, Azusa Unified School District, Revenue Bonds
Insured: AGM
(zero coupon), due 8/1/49	16,000,000	5,239,061
California State University, Revenue Bonds
Series A
5.00%, due 11/1/44	26,470,000	33,535,203
California Statewide Communities Development Authority, Front Porch Communities & Services, Revenue Bonds
Series A
3.00%, due 4/1/37	5,730,000	5,993,488
Chino Valley Unified School District, Election 2016, Limited General Obligation
Series B
3.375%, due 8/1/50	10,370,000	11,128,213
Series B
4.00%, due 8/1/45	14,310,000	16,687,672
Chula Vista Elementary School District, Revenue Bonds
(zero coupon), due 8/1/23	5,000,000	4,963,801
	Principal Amount	Value

California (continued)
City of Escondido CA, Unlimited General Obligation
5.00%, due 9/1/36	$ 5,000,000	$ 5,773,048
City of Long Beach CA, Airport System, Revenue Bonds
Series A
5.00%, due 6/1/30	5,000,000	5,018,249
City of Los Angeles CA, Department of Airports, Revenue Bonds, Senior Lien (c)
Series C
4.00%, due 5/15/50	20,000,000	22,652,352
Series C
5.00%, due 5/15/34	12,280,000	15,470,881
City of Los Angeles CA, Department of Airports, Revenue Bonds
Series E
5.00%, due 5/15/36 (c)	3,205,000	4,016,018
Series E
5.00%, due 5/15/37 (c)	1,000,000	1,250,305
Series F
5.00%, due 5/15/37 (c)	2,350,000	2,892,629
Series A
5.00%, due 5/15/40	6,850,000	8,672,425
Series C
5.00%, due 5/15/44 (c)	4,285,000	5,179,640
Series E
5.00%, due 5/15/44 (c)	10,000,000	12,364,395
Series A
5.00%, due 5/15/51 (c)	17,625,000	21,794,775
City of Los Angeles CA, Los Angeles International Airport, Revenue Bonds (c)
Series A
5.00%, due 5/15/30	2,000,000	2,131,134
Series A
5.00%, due 5/15/31	2,000,000	2,130,816
City of Los Angeles CA, Wastewater System, Green Bond, Revenue Bonds
Series A
5.00%, due 6/1/43	10,000,000	12,239,285
City of Sacramento CA, Transient Occupancy Tax, Revenue Bonds
Series A
5.00%, due 6/1/28	2,700,000	3,297,079
Series A
5.00%, due 6/1/29	3,165,000	3,849,792
The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.
13

Portfolio of Investments October 31, 2021† (continued)
	Principal Amount	Value
Long-Term Municipal Bonds (continued)
California (continued)
City of Sacramento CA, Transient Occupancy Tax, Revenue Bonds (continued)
Series A
5.00%, due 6/1/30	$ 4,920,000	$ 5,968,445
Series A
5.00%, due 6/1/32	2,260,000	2,723,689
Series A
5.00%, due 6/1/33	1,225,000	1,473,776
Coachella Valley Unified School District, Election 2005, Unlimited General Obligation
Series F, Insured: BAM
5.00%, due 8/1/46	12,385,000	14,485,749
Coast Community College District, Election 2012, Unlimited General Obligation
Series D
4.50%, due 8/1/39	15,000,000	17,704,016
Compton Unified School District, Unlimited General Obligation
Series B, Insured: BAM
(zero coupon), due 6/1/38	1,250,000	785,284
Series B, Insured: BAM
(zero coupon), due 6/1/39	5,105,000	3,087,057
Series B, Insured: BAM
(zero coupon), due 6/1/40	1,500,000	872,431
Series B, Insured: BAM
(zero coupon), due 6/1/41	1,750,000	978,200
Corona-Norco Unified School District, Election 2014, Unlimited General Obligation
Series C
4.00%, due 8/1/49	7,000,000	7,988,239
Cotati-Rohnert Park Unified School District, Election 2016, Unlimited General Obligation
Series C, Insured: AGM
5.00%, due 8/1/42	2,865,000	3,371,203
El Monte Union High School District, Unlimited General Obligation
Series A
5.00%, due 6/1/49	17,390,000	20,852,318
	Principal Amount	Value

California (continued)
Enterprise Elementary School District, Unlimited General Obligation
Series B, Insured: AGM
5.00%, due 8/1/49	$ 5,000,000	$ 5,848,102
Firebaugh-Las Deltas Unified School District, Election 2016, Unlimited General Obligation
Series A, Insured: AGM
5.25%, due 8/1/41	3,000,000	3,678,275
Fontana Public Facilities Financing Authority, City of Fontana, Revenue Bonds
Series A, Insured: BAM
5.00%, due 9/1/32	1,320,000	1,484,178
Fontana Unified School District, Unlimited General Obligation
Series C
(zero coupon), due 8/1/35	14,800,000	7,392,254
Series C
(zero coupon), due 8/1/36	15,500,000	7,191,654
Foothill-Eastern Transportation Corridor Agency, Revenue Bonds
Series B-2, Insured: AGM
3.50%, due 1/15/53	4,800,000	5,307,251
Golden State Tobacco Securitization Corp., Revenue Bonds
Series A-1
5.00%, due 6/1/33	12,545,000	15,141,350
Golden State Tobacco Securitization Corp., Asset-Backed, Revenue Bonds
Series A, Insured: AGM
5.00%, due 6/1/40	5,410,000	6,294,835
Jurupa Unified School District, Election 2014, Unlimited General Obligation
Series C
5.25%, due 8/1/43	5,500,000	6,897,042
Live Oak Elementary School District, Certificate of Participation
Insured: AGM
5.00%, due 8/1/39	3,205,000	3,741,063
Live Oak Unified School District, Election 2016, Unlimited General Obligation
Series B, Insured: AGM
5.00%, due 8/1/48	1,500,000	1,793,388

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.
14	MainStay MacKay Tax Free Bond Fund

	Principal Amount	Value
Long-Term Municipal Bonds (continued)
California (continued)
Los Angeles County Public Works Financing Authority, County of Los Angeles, Revenue Bonds
Series E-1
5.00%, due 12/1/49	$ 7,630,000	$ 9,575,443
Los Angeles Unified School District, Unlimited General Obligation
Series C
4.00%, due 7/1/33	3,500,000	4,264,076
Series C
4.00%, due 7/1/36	6,000,000	7,179,840
Series C
4.00%, due 7/1/37	5,000,000	5,949,362
Los Angeles Unified School District, Election 2008, Unlimited General Obligation
Series B-1
5.25%, due 7/1/42	68,405,000	83,875,988
Napa Valley Unified School District, Election 2016, Unlimited General Obligation
Series C, Insured: AGM
4.00%, due 8/1/44	9,000,000	10,149,276
Novato Unified School District, Election 2016, Unlimited General Obligation
Series C
2.00%, due 8/1/39	4,645,000	4,482,256
Oakland Unified School District, Alameda County, Unlimited General Obligation
Insured: AGM
5.00%, due 8/1/27	1,160,000	1,349,465
Insured: AGM
5.00%, due 8/1/28	1,755,000	2,040,570
Insured: AGM
5.00%, due 8/1/29	2,535,000	2,944,480
Paramount Unified School District, Election 2006, Unlimited General Obligation
Insured: BAM
(zero coupon), due 8/1/43	25,000,000	6,466,995
Pomona Unified School District, Election 2008, Unlimited General Obligation
Series E, Insured: AGM
5.00%, due 8/1/30	3,285,000	3,396,818
	Principal Amount	Value

California (continued)
Richmond Joint Powers Financing Authority, Civic Center Project, Revenue Bonds
Series A, Insured: AGM
5.00%, due 11/1/37	$ 3,660,000	$ 4,479,892
Riverside County Community Facilities District No. 07-2, Special Tax
Insured: AGM
4.00%, due 9/1/45	4,000,000	4,628,232
Riverside County Redevelopment Successor Agency, Jurupa Valley Project, Tax Allocation
Series B, Insured: BAM
5.00%, due 10/1/30	2,645,000	3,064,434
Riverside County Transportation Commission, Revenue Bonds, Senior Lien
Series B-1
3.00%, due 6/1/49	12,835,000	13,113,721
Series B-1
4.00%, due 6/1/37	3,000,000	3,549,439
Series B-1
4.00%, due 6/1/38	4,000,000	4,717,566
Series B-1
4.00%, due 6/1/40	4,250,000	4,976,875
Riverside County Transportation Commission, Sales Tax, Revenue Bonds
Series B
4.00%, due 6/1/36	20,000,000	22,977,914
Riverside Unified School District, Election 2016, Unlimited General Obligation
Series B
4.00%, due 8/1/42	5,000,000	5,701,664
San Bernardino City Unified School District, Election 2012, Unlimited General Obligation
Series A, Insured: AGM
5.00%, due 8/1/30	1,000,000	1,082,898
San Bernardino Community College District, Election 2018, Unlimited General Obligation
Series A
3.00%, due 8/1/41	7,500,000	8,507,809
The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.
15

Portfolio of Investments October 31, 2021† (continued)
	Principal Amount	Value
Long-Term Municipal Bonds (continued)
California (continued)
San Diego Association of Governments South Bay Expressway, South Bay Expressway, Revenue Bonds, Senior Lien
Series A
5.00%, due 7/1/30	$ 2,475,000	$ 2,998,158
Series A
5.00%, due 7/1/32	1,800,000	2,173,978
Series A
5.00%, due 7/1/38	1,150,000	1,380,965
San Diego County Regional Airport Authority, Revenue Bonds
Series A
4.00%, due 7/1/38	1,750,000	2,020,492
San Diego County Water Authority, Revenue Bonds
Series A
5.00%, due 5/1/34	2,000,000	2,097,028
San Diego Public Facilities Financing Authority, Capital Improvement Projects, Revenue Bonds
Series A
5.00%, due 10/15/44	3,000,000	3,436,835
San Francisco Bay Area Rapid Transit District, Green Bonds, Unlimited General Obligation
Series C-1
3.00%, due 8/1/50	47,500,000	50,187,673
San Francisco City & County Airport Commission, San Francisco International Airport, Revenue Bonds, Second Series
Series E
5.00%, due 5/1/35 (c)	8,350,000	10,320,482
Series E
5.00%, due 5/1/37 (c)	7,535,000	9,266,511
Series E
5.00%, due 5/1/45 (c)	3,250,000	3,934,110
Series A
5.00%, due 5/1/47 (c)	9,000,000	10,678,278
Series D
5.00%, due 5/1/48 (c)	9,000,000	10,790,550
Series E
5.00%, due 5/1/50 (c)	19,255,000	23,152,287
Series F
5.00%, due 5/1/50	29,580,000	36,118,192
	Principal Amount	Value

California (continued)
San Francisco City & County Airport Commission, San Francisco International Airport, Revenue Bonds (c)
Series A
5.00%, due 5/1/36	$ 4,245,000	$ 5,232,527
Series A
5.00%, due 5/1/38	6,000,000	7,364,979
Series A
5.00%, due 5/1/49	15,000,000	18,059,995
San Francisco City & County Airport Comm-San Francisco International Airport, Revenue Bonds, Second Series
Series E
5.00%, due 5/1/36 (c)	3,220,000	3,969,078
San Jose Evergreen Community College District, Election 2016, Unlimited General Obligation
Series B
3.00%, due 9/1/37	1,000,000	1,088,886
San Marcos Schools Financing Authority, San Marcos Unified School District, Revenue Bonds
Insured: AGM
5.00%, due 8/15/34	1,000,000	1,193,593
Insured: AGM
5.00%, due 8/15/35	1,000,000	1,192,217
Insured: AGM
5.00%, due 8/15/36	1,100,000	1,309,624
Santa Clara Valley Water District, Revenue Bonds
Series A
5.00%, due 6/1/49	2,865,000	3,401,535
Santa Monica Community College District, Election 2016, Unlimited General Obligation
Series A
4.00%, due 8/1/47	8,580,000	9,863,610
Selma Unified School District, Election 2006, Unlimited General Obligation
Series D, Insured: AGM
(zero coupon), due 8/1/39	730,000	458,107
Series D, Insured: AGM
(zero coupon), due 8/1/41	730,000	427,291

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.
16	MainStay MacKay Tax Free Bond Fund

	Principal Amount	Value
Long-Term Municipal Bonds (continued)
California (continued)
Sierra Joint Community College District, Election 2018, Unlimited General Obligation
Series A
4.00%, due 8/1/53	$ 3,500,000	$ 4,017,810
Simi Valley Unified School District, Election 2016, Unlimited General Obligation
Series A
5.00%, due 8/1/39	1,000,000	1,218,463
Series A
5.00%, due 8/1/40	1,195,000	1,454,091
Solano County Community College District, Election 2012, Unlimited General Obligation
Series C
5.25%, due 8/1/42	16,460,000	20,660,511
Southern California Water Replenishment District, Revenue Bonds
5.00%, due 8/1/38	1,750,000	2,161,966
State of California, Various Purposes, Unlimited General Obligation
3.00%, due 11/1/34	3,445,000	3,822,420
3.00%, due 11/1/35	4,000,000	4,421,262
4.00%, due 10/1/34	20,790,000	24,740,803
4.00%, due 3/1/37	20,100,000	23,727,903
4.00%, due 10/1/37	6,000,000	7,213,136
4.00%, due 3/1/38	8,000,000	9,424,100
4.00%, due 3/1/40	7,500,000	8,798,398
4.00%, due 3/1/46	20,000,000	23,131,702
5.25%, due 10/1/39	5,635,000	6,714,856
State of California, Unlimited General Obligation
4.00%, due 3/1/36	13,000,000	15,408,442
5.00%, due 10/1/39	5,000,000	6,343,809
5.00%, due 4/1/45	2,000,000	2,483,605
Tahoe-Truckee Unified School District, Election 2014, Unlimited General Obligation
Series B
5.00%, due 8/1/41	2,200,000	2,594,285
Temecula Valley Unified School District, Election 2012, Unlimited General Obligation
Series D
3.00%, due 8/1/44	4,650,000	4,936,500
	Principal Amount	Value

California (continued)
Tulare County Transportation Authority, Sales Tax, Revenue Bonds
4.00%, due 2/1/37	$ 5,945,000	$ 7,002,988
Turlock Irrigation District, Revenue Bonds
5.00%, due 1/1/44	4,000,000	5,018,530
Twin Rivers Unified School District, Election 2006, Unlimited General Obligation
Series Series 2008, Insured: AGM
(zero coupon), due 8/1/32	5,120,000	4,143,838
University of California, Revenue Bonds
Series AV
5.00%, due 5/15/42	1,725,000	2,085,749
Series AZ
5.00%, due 5/15/43	9,180,000	11,254,591
Series AZ
5.25%, due 5/15/58	5,905,000	7,315,287
Westminster School District, Election 2008, Unlimited General Obligation
Series B, Insured: BAM
(zero coupon), due 8/1/48	13,900,000	2,466,091
Winters Joint Unified School District, Election 2016, Unlimited General Obligation
Series B, Insured: BAM
5.00%, due 8/1/46	1,400,000	1,691,644
		1,188,542,427
Colorado 0.9%
Adams State University, Revenue Bonds
Series A, Insured: State Higher Education Intercept Program
4.00%, due 5/15/37	750,000	868,085
Series A, Insured: State Higher Education Intercept Program
4.00%, due 5/15/39	1,085,000	1,250,837
Series A, Insured: State Higher Education Intercept Program
4.00%, due 5/15/42	1,500,000	1,718,355
City & County of Denver CO, Airport System, Revenue Bonds (c)
Series A
5.00%, due 12/1/25	5,370,000	6,270,420
The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.
17

Portfolio of Investments October 31, 2021† (continued)
	Principal Amount	Value
Long-Term Municipal Bonds (continued)
Colorado (continued)
City & County of Denver CO, Airport System, Revenue Bonds (c) (continued)
Series A
5.25%, due 12/1/48	$ 10,000,000	$ 12,196,474
City & County of Denver CO, Convention Center Expansion Project, Certificate of Participation
Series A
5.375%, due 6/1/43	2,875,000	3,406,855
Colorado Health Facilities Authority, AdventHealth Obligated Group, Revenue Bonds
Series A
4.00%, due 11/15/46	16,000,000	18,684,616
Colorado Health Facilities Authority, CommonSpirit Health Obligated Group, Revenue Bonds
Series A-2
4.00%, due 8/1/49	15,975,000	17,747,172
Colorado Housing and Finance Authority, Revenue Bonds
Series C, Class I, Insured: GNMA
4.25%, due 11/1/48	4,325,000	4,744,933
Denver Convention Center Hotel Authority, Revenue Bonds, Senior Lien
5.00%, due 12/1/36	1,000,000	1,141,940
Regional Transportation District, Certificate of Participation
Series A
4.50%, due 6/1/44	10,000,000	10,469,526
South Suburban Park & Recreation District, Unlimited General Obligation
4.00%, due 12/15/38	1,140,000	1,333,429
Vista Ridge Metropolitan District, Unlimited General Obligation
Series A, Insured: BAM
5.00%, due 12/1/31	1,250,000	1,469,241
		81,301,883
Connecticut 2.3%
City of Bridgeport CT, Unlimited General Obligation
Series D, Insured: AGM
5.00%, due 8/15/33	3,090,000	3,663,214
	Principal Amount	Value

Connecticut (continued)
City of Bridgeport CT, Unlimited General Obligation (continued)
Series D, Insured: AGM
5.00%, due 8/15/34	$ 3,090,000	$ 3,656,860
Series D, Insured: AGM
5.00%, due 8/15/35	3,090,000	3,653,688
Series D, Insured: AGM
5.00%, due 8/15/36	3,090,000	3,647,354
City of Hartford CT, Unlimited General Obligation
Series A, Insured: State Guaranteed
5.00%, due 4/1/28	2,500,000	2,544,927
Series A, Insured: State Guaranteed
5.00%, due 4/1/29	895,000	910,642
Series A, Insured: AGM State Guaranteed
5.00%, due 4/1/32	195,000	198,445
Series C, Insured: AGM State Guaranteed
5.00%, due 7/15/32	7,470,000	8,551,504
Series C, Insured: AGM State Guaranteed
5.00%, due 7/15/34	2,500,000	2,855,591
City of New Haven CT, Unlimited General Obligation
Series A, Insured: AGM
5.00%, due 8/15/29	1,450,000	1,713,770
Connecticut Housing Finance Authority, Revenue Bonds
Series C-1
4.00%, due 11/15/45	3,975,000	4,316,629
Series B-1
4.00%, due 5/15/49	2,360,000	2,620,826
State of Connecticut, Unlimited General Obligation
Series A
3.00%, due 1/15/32	10,660,000	11,895,073
Series A
3.00%, due 1/15/33	6,000,000	6,655,128
Series A
3.00%, due 1/15/35	7,310,000	8,033,528
Series A
4.00%, due 4/15/37	2,920,000	3,417,217
Series A
5.00%, due 3/1/28	1,990,000	2,195,544

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.
18	MainStay MacKay Tax Free Bond Fund

	Principal Amount	Value
Long-Term Municipal Bonds (continued)
Connecticut (continued)
State of Connecticut, Unlimited General Obligation (continued)
Series F
5.00%, due 9/15/28	$ 12,810,000	$ 16,197,587
Series C
5.00%, due 6/15/33	1,775,000	2,199,978
Series E, Insured: BAM
5.00%, due 9/15/33	4,500,000	5,644,537
Series C
5.00%, due 6/15/34	1,375,000	1,702,761
Series A
5.00%, due 4/15/35	6,000,000	7,203,067
Series E, Insured: BAM
5.00%, due 9/15/35	2,325,000	2,906,121
Series A
5.00%, due 4/15/36	2,050,000	2,556,743
Series E, Insured: BAM
5.00%, due 9/15/37	2,000,000	2,496,697
Series A
5.00%, due 4/15/39	1,250,000	1,549,414
Series A
5.00%, due 1/15/40	750,000	941,558
State of Connecticut, Social Bond, Unlimited General Obligation
Series B
3.00%, due 6/1/32	5,000,000	5,594,932
Series B
3.00%, due 6/1/33	2,000,000	2,224,795
Series B
3.00%, due 6/1/38	3,375,000	3,677,411
Series B
3.00%, due 6/1/39	4,375,000	4,746,620
Series B
3.00%, due 6/1/40	5,425,000	5,872,771
State of Connecticut, Transportation Infrastructure, Special Tax, Revenue Bonds
Series A
3.125%, due 5/1/40	4,250,000	4,626,519
Series A
4.00%, due 5/1/39	9,550,000	11,214,809
Series A
5.00%, due 9/1/30	5,000,000	5,624,898
Series A
5.00%, due 9/1/30	1,830,000	2,186,319
Series A
5.00%, due 1/1/31	5,000,000	6,139,987
	Principal Amount	Value

Connecticut (continued)
State of Connecticut, Transportation Infrastructure, Special Tax, Revenue Bonds (continued)
Series A, Insured: BAM
5.00%, due 9/1/31	$ 14,470,000	$ 17,317,786
Series A
5.00%, due 9/1/33	13,000,000	15,510,832
Series A
5.00%, due 9/1/34	3,250,000	3,645,430
Series A
5.00%, due 1/1/36	4,075,000	4,972,261
University of Connecticut, Revenue Bonds
Series A
5.00%, due 11/1/33	2,000,000	2,482,344
Series A
5.00%, due 11/1/35	3,990,000	4,934,981
		214,701,098
Delaware 0.6%
Delaware State Health Facilities Authority, Christiana Health Care System Obligated Group, Revenue Bonds
Series A
5.00%, due 10/1/34	6,360,000	8,080,621
Series A
5.00%, due 10/1/35	8,085,000	10,258,592
Series A
5.00%, due 10/1/37	9,135,000	11,535,750
Series A
5.00%, due 10/1/38	5,000,000	6,301,634
Series A
5.00%, due 10/1/45	18,155,000	22,548,325
		58,724,922
District of Columbia 1.1%
District of Columbia, Bryant Street Project, Tax Allocation
4.00%, due 6/1/39	2,370,000	2,768,939
4.00%, due 6/1/43	2,035,000	2,353,545
District of Columbia, Friendship Public Charter School, Inc., Revenue Bonds
Series A
5.00%, due 6/1/42	5,500,000	5,780,898
The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.
19

Portfolio of Investments October 31, 2021† (continued)
	Principal Amount	Value
Long-Term Municipal Bonds (continued)
District of Columbia (continued)
Metropolitan Washington Airports Authority, Airport System, Revenue Bonds (c)
Series A
4.00%, due 10/1/36	$ 2,350,000	$ 2,735,284
Series A
5.00%, due 10/1/31	4,000,000	5,077,402
Series A
5.00%, due 10/1/32	4,000,000	5,070,847
Series A
5.00%, due 10/1/33	3,175,000	4,019,884
Metropolitan Washington Airports Authority, Dulles Toll Road, Metrorail & Capital Improvement Project, Revenue Bonds, Second Lien
Series C, Insured: AGC
6.50%, due 10/1/41 (a)	8,000,000	10,071,502
Metropolitan Washington Airports Authority Aviation, Revenue Bonds (c)
Series A
5.00%, due 10/1/29	10,415,000	13,115,479
Series A
5.00%, due 10/1/35	4,145,000	5,331,607
Metropolitan Washington Airports Authority Dulles Toll Road, Dulles Toll Road, Metrorail & Capital Improvement Project, Revenue Bonds, Sub. Lien
Series B
4.00%, due 10/1/39	1,000,000	1,137,054
Series B
5.00%, due 10/1/33	1,500,000	1,864,934
Metropolitan Washington Airports Authority Dulles Toll Road, Dulles Toll Road, Metrorail & Capital Improvement Project, Revenue Bonds
Series B
6.50%, due 10/1/44 (a)	7,140,000	9,403,251
Washington Metropolitan Area Transit Authority, Green bond, Revenue Bonds
Series A
3.00%, due 7/15/36	10,425,000	11,549,638
	Principal Amount	Value

District of Columbia (continued)
Washington Metropolitan Area Transit Authority, Green bond, Revenue Bonds (continued)
Series A
3.00%, due 7/15/40	$ 7,775,000	$ 8,488,519
Series A
3.00%, due 7/15/43	16,755,000	18,067,525
		106,836,308
Florida 4.0%
Central Florida Expressway Authority, Revenue Bonds, Senior Lien
Insured: AGM
4.00%, due 7/1/37	3,705,000	4,454,115
Central Florida Expressway Authority, Revenue Bonds
Series A
5.00%, due 7/1/35	2,205,000	2,773,567
City of Gainesville FL, Revenue Bonds
Series A
5.00%, due 10/1/44	12,580,000	15,596,746
City of Miami Beach FL, Beach Parking, Revenue Bonds
Insured: BAM
5.00%, due 9/1/40	2,500,000	2,867,168
City of Miami FL, Parking System, Revenue Bonds
Insured: BAM
4.00%, due 10/1/33	1,520,000	1,771,584
Insured: BAM
4.00%, due 10/1/36	3,395,000	3,926,221
Insured: BAM
4.00%, due 10/1/37	2,535,000	2,924,424
Insured: BAM
4.00%, due 10/1/38	1,675,000	1,925,788
Insured: BAM
4.00%, due 10/1/39	2,820,000	3,235,270
City of Orlando FL, Tourist Development Tax, Unrefunded, Revenue Bonds
Series C, Insured: AGC
5.50%, due 11/1/38	1,600,000	1,604,926
City of South Miami FL, Miami Health Facilities Authority, Inc., Revenue Bonds
5.00%, due 8/15/42	20,000,000	24,227,870

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.
20	MainStay MacKay Tax Free Bond Fund

	Principal Amount	Value
Long-Term Municipal Bonds (continued)
Florida (continued)
County of Broward FL, Airport System, Revenue Bonds
Series A
5.00%, due 10/1/49 (c)	$ 4,000,000	$ 4,822,050
County of Lee FL, Airport, Revenue Bonds (c)
Series B
5.00%, due 10/1/34	6,180,000	7,923,203
Series B
5.00%, due 10/1/35	6,485,000	8,294,141
Series B
5.00%, due 10/1/39	7,240,000	9,139,575
County of Miami-Dade FL, Water & Sewer System, Revenue Bonds
3.00%, due 10/1/36	2,100,000	2,308,887
4.00%, due 10/1/42	3,000,000	3,533,257
Series A
4.00%, due 10/1/44	9,500,000	10,705,655
Series B
5.00%, due 10/1/31	10,000,000	11,649,116
Series B
5.00%, due 10/1/44	20,000,000	24,846,210
County of Miami-Dade FL, Aviation, Revenue Bonds
Series A
4.00%, due 10/1/38	2,250,000	2,615,892
County of Miami-Dade FL, Seaport Department, Revenue Bonds
Series A-1, Insured: AGM
4.00%, due 10/1/45 (c)	22,000,000	25,389,894
County of Miami-Dade FL, Transit System, Revenue Bonds
Series A
4.00%, due 7/1/48	19,340,000	22,158,264
County of Miami-Dade FL, Unlimited General Obligation
Series A
5.00%, due 7/1/37	2,000,000	2,365,430
County of Sarasota FL, Utility System, Revenue Bonds
Series A
5.00%, due 10/1/40	5,750,000	7,076,877
Florida Governmental Utility Authority, Revenue Bonds
Insured: AGM
4.00%, due 10/1/37	1,375,000	1,600,495
	Principal Amount	Value

Florida (continued)
Florida Governmental Utility Authority, Revenue Bonds (continued)
Insured: AGM
4.00%, due 10/1/39	$ 1,400,000	$ 1,622,833
Florida Keys Aqueduct Authority, Revenue Bonds
Series A
5.00%, due 9/1/49	6,000,000	6,818,231
Greater Orlando Aviation Authority, Revenue Bonds
Series A
5.00%, due 10/1/32 (c)	7,025,000	8,761,811
JEA Electric System, Revenue Bonds
Series B
4.00%, due 10/1/36	4,500,000	5,174,467
Miami-Dade County Health Facilities Authority, Nicklaus Children's Hospital, Revenue Bonds
Series A
4.00%, due 8/1/46	1,860,000	2,124,715
Series A
4.00%, due 8/1/51 (d)	10,750,000	12,231,788
North Sumter County Utility Dependent District, Sumter Water Conservation Authority Project, Revenue Bonds
Insured: AGM
5.00%, due 10/1/46	10,000,000	12,722,897
Insured: AGM
5.00%, due 10/1/52	11,000,000	13,918,124
Orange County Health Facilities Authority, Presbyterian Retirement Communities, Inc., Revenue Bonds
5.00%, due 8/1/31	1,500,000	1,642,089
Putnam County Development Authority, Seminole Electric Cooperative, Inc., Revenue Bonds
Series A
5.00%, due 3/15/42	5,000,000	5,937,730
State of Florida Department of Transportation, Revenue Bonds
3.00%, due 7/1/32	7,600,000	8,434,783
3.00%, due 7/1/33	7,810,000	8,634,945
The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.
21

Portfolio of Investments October 31, 2021† (continued)
	Principal Amount	Value
Long-Term Municipal Bonds (continued)
Florida (continued)
State of Florida Department of Transportation Turnpike System, Revenue Bonds
Series C
3.00%, due 7/1/35 (d)	$ 8,835,000	$ 9,651,109
University of Florida Department of Housing & Residence Education Housing System Revenue Bonds
Series A, Insured: BAM
3.00%, due 7/1/51	28,960,000	30,216,377
Village Community Development District No. 8, Special Assessment
Insured: AGM
3.50%, due 5/1/40	6,095,000	6,677,934
West Palm Beach Community Redevelopment Agency, City Center Community Redevelopment Area, Tax Allocation
5.00%, due 3/1/34	10,100,000	12,524,152
5.00%, due 3/1/35	10,620,000	13,142,134
		369,972,744
Georgia 2.2%
Atlanta Development Authority (The), New Downtown Atlanta Stadium Project, Revenue Bonds
Series A-1
5.00%, due 7/1/33	1,000,000	1,137,941
Brookhaven Development Authority, Children's Healthcare of Atlanta, Revenue Bonds
Series A
4.00%, due 7/1/44	7,915,000	9,123,935
Series A
5.00%, due 7/1/32	1,550,000	1,976,760
Series A
5.00%, due 7/1/33	2,380,000	3,029,403
Series A
5.00%, due 7/1/35	1,900,000	2,408,845
Series A
5.00%, due 7/1/36	2,850,000	3,599,220
Series A
5.00%, due 7/1/37	2,800,000	3,527,750
Series A
5.00%, due 7/1/38	2,250,000	2,829,378
	Principal Amount	Value

Georgia (continued)
Brookhaven Development Authority, Children's Healthcare of Atlanta, Revenue Bonds (continued)
Series A
5.00%, due 7/1/39	$ 1,300,000	$ 1,631,406
City of Atlanta GA, Department of Aviation, Revenue Bonds
Series C
5.00%, due 1/1/42	1,310,000	1,320,088
City of Dalton (The) GA, Georgia Combined Utilities, Revenue Bonds
5.00%, due 3/1/30	2,055,000	2,455,442
Coweta County Development Authority, Piedmont Healthcare, Inc., Revenue Bonds
Series A
5.00%, due 7/1/44	5,000,000	6,159,534
Gainesville & Hall County Hospital Authority, Northeast Health System, Inc. Project, Revenue Bonds
Series A, Insured: County Guaranteed
5.25%, due 8/15/49	5,155,000	5,953,676
Main Street Natural Gas, Inc., Revenue Bonds
Series A
5.00%, due 5/15/35	3,000,000	4,044,619
Series A
5.00%, due 5/15/36	3,700,000	5,035,872
Municipal Electric Authority of Georgia, Plant Voglte Units 3&4 Project, Revenue Bonds
Series A
4.00%, due 1/1/51	10,615,000	11,790,717
Municipal Electric Authority of Georgia, Project One Subordinated Bonds, Revenue Bonds
Series A
5.00%, due 1/1/35	5,000,000	5,611,995
Series A
5.00%, due 1/1/45	3,300,000	4,064,034
Series A
5.00%, due 1/1/50	4,000,000	4,901,994

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.
22	MainStay MacKay Tax Free Bond Fund

	Principal Amount	Value
Long-Term Municipal Bonds (continued)
Georgia (continued)
Municipal Electric Authority of Georgia, Plant Vogtle Units 3 & 4 Project, Revenue Bonds
Series A
5.00%, due 1/1/37	$ 1,000,000	$ 1,210,568
Series A
5.00%, due 1/1/38	1,340,000	1,621,301
Series A
5.00%, due 1/1/49	52,395,000	62,876,132
Series A
5.00%, due 1/1/56	6,000,000	7,170,589
Series A
5.00%, due 1/1/56	5,100,000	6,143,941
Series A
5.00%, due 1/1/59	10,000,000	11,950,982
Series B
5.00%, due 1/1/59	8,000,000	9,533,159
Series A, Insured: AGM
5.00%, due 1/1/62	9,000,000	10,842,249
Private Colleges & Universities Authority, Savannah College of Art & Design, Revenue Bonds (d)
4.00%, due 4/1/38	1,400,000	1,633,545
4.00%, due 4/1/39	1,300,000	1,513,096
4.00%, due 4/1/41	1,650,000	1,912,807
4.00%, due 4/1/44	3,650,000	4,203,750
State of Georgia, Unlimited General Obligation
Series A
5.00%, due 8/1/32	6,175,000	8,113,074
		209,327,802
Guam 0.3%
Antonio B Won Pat International Airport Authority, Revenue Bonds (c)
Series C, Insured: AGM
6.125%, due 10/1/43	4,075,000	4,514,646
Series C, Insured: AGM
6.125%, due 10/1/43	925,000	1,009,580
Guam Government Waterworks Authority, Water and Wastewater System, Revenue Bonds
5.00%, due 7/1/40	1,730,000	1,981,941
5.00%, due 1/1/46	5,000,000	5,585,710
Series A
5.00%, due 1/1/50	1,660,000	2,001,331
	Principal Amount	Value

Guam (continued)
Guam Government Waterworks Authority, Water and Wastewater System, Revenue Bonds (continued)
5.25%, due 7/1/33	$ 1,000,000	$ 1,079,993
Guam Power Authority, Revenue Bonds
Series A, Insured: AGM
5.00%, due 10/1/30	5,610,000	5,820,403
Series A, Insured: AGM
5.00%, due 10/1/44	655,000	715,546
Territory of Guam, Section 30, Revenue Bonds
Series A
5.00%, due 12/1/27	2,265,000	2,677,457
Series A
5.00%, due 12/1/34	2,290,000	2,648,542
Territory of Guam, Business Privilege Tax, Revenue Bonds
Series A
5.125%, due 1/1/42	3,085,000	3,109,647
		31,144,796
Hawaii 0.2%
State of Hawaii Department of Budget & Finance, Hawaiian Electric Co., Inc., Revenue Bonds
3.50%, due 10/1/49	7,000,000	7,261,303
State of Hawaii Department of Budget & Finance, Hawai'i Pacific Health Obligated Group, Revenue Bonds
Series A
6.00%, due 7/1/33	3,000,000	3,278,826
State of Hawaii State Highway Fund, Revenue Bonds
Series A
5.00%, due 1/1/38	2,765,000	3,430,759
Series A
5.00%, due 1/1/39	3,150,000	3,900,916
Series A
5.00%, due 1/1/40	2,140,000	2,645,803
		20,517,607
The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.
23

Portfolio of Investments October 31, 2021† (continued)
	Principal Amount	Value
Long-Term Municipal Bonds (continued)
Idaho 0.4%
Idaho Housing & Finance Association, Federal Highway Trust Fund, Revenue Bonds
Series A
5.00%, due 7/15/36	$ 16,920,000	$ 21,164,837
Series A
5.00%, due 7/15/37	10,000,000	12,479,241
		33,644,078
Illinois 8.6%
Chicago Board of Education, Capital Appreciation, School Reform, Unlimited General Obligation
Series A, Insured: NATL-RE
(zero coupon), due 12/1/26	19,995,000	18,673,668
Chicago Board of Education, Unlimited General Obligation
Series A, Insured: AGM
5.00%, due 12/1/27	8,250,000	10,107,035
Series A, Insured: AGM
5.50%, due 12/1/39	11,455,000	11,485,116
Chicago Board of Education, Revenue Bonds
6.00%, due 4/1/46	19,485,000	23,451,992
Chicago O'Hare International Airport, Revenue Bonds, Senior Lien
Series A
4.00%, due 1/1/32 (c)	2,900,000	2,917,950
Series A
4.00%, due 1/1/37	11,790,000	13,586,581
Series A, Insured: AGM
4.00%, due 1/1/37	15,000,000	17,346,945
Series A, Insured: BAM
4.00%, due 1/1/37	5,000,000	5,782,315
Series B, Insured: AGM
4.00%, due 1/1/53	10,000,000	11,263,144
Series C
5.00%, due 1/1/35	6,000,000	6,982,816
Series D
5.00%, due 1/1/47 (c)	5,000,000	5,850,680
Series C
5.50%, due 1/1/34 (c)	3,000,000	3,167,191
Chicago O'Hare International Airport, Revenue Bonds
Series A
5.00%, due 1/1/32 (c)	15,000,000	16,850,058
	Principal Amount	Value

Illinois (continued)
Chicago O'Hare International Airport, Passenger Facility Charge, Revenue Bonds
Series A
5.00%, due 1/1/30	$ 2,915,000	$ 2,942,348
Series B
5.00%, due 1/1/31 (c)	2,000,000	2,018,764
Chicago Park District, Limited General Obligation
Series A, Insured: BAM
4.00%, due 1/1/31	1,955,000	2,287,158
Series C, Insured: BAM
4.00%, due 1/1/38	2,800,000	3,213,213
Series A
5.00%, due 1/1/28	1,000,000	1,156,733
Series A
5.00%, due 1/1/29	750,000	863,740
Series A
5.00%, due 1/1/31	1,000,000	1,144,374
Series A
5.00%, due 1/1/35	2,000,000	2,277,521
Chicago Park District, Unlimited General Obligation
Series F-2
4.00%, due 1/1/38	1,150,000	1,303,055
Series F-2
5.00%, due 1/1/37	2,050,000	2,511,073
Chicago Park District, Personal Property Replacement Tax, Unlimited General Obligation
Series D, Insured: BAM
4.00%, due 1/1/34	4,555,000	5,282,637
Chicago Park District, Limited Tax, Limited General Obligation
Series B, Insured: BAM
5.00%, due 1/1/29	2,500,000	2,749,191
Series A
5.50%, due 1/1/33	2,000,000	2,223,187
Series A
5.75%, due 1/1/38	4,000,000	4,467,921
Chicago Park District, Special Recreation Activity Alternate Revenue Source, Unlimited General Obligation
Insured: BAM
5.00%, due 11/15/30	1,435,000	1,806,464

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.
24	MainStay MacKay Tax Free Bond Fund

	Principal Amount	Value
Long-Term Municipal Bonds (continued)
Illinois (continued)
Chicago Transit Authority, Sales Tax Receipts, Revenue Bonds, Second Lien
Series A
4.00%, due 12/1/50	$ 32,730,000	$ 37,247,614
5.00%, due 12/1/46	2,480,000	2,919,827
Chicago Transit Authority, Sales Tax Receipts, Revenue Bonds
5.25%, due 12/1/29	2,000,000	2,008,226
Chicago Transit Authority, Sales Tax Receipts Fund, Revenue Bonds
5.25%, due 12/1/31	1,735,000	1,742,136
City of Chicago Heights IL, Unlimited General Obligation
Series B, Insured: BAM
5.25%, due 12/1/34	2,115,000	2,584,759
City of Chicago IL, Waterworks, Revenue Bonds, Second Lien
4.00%, due 11/1/37	1,250,000	1,285,350
Series 2, Insured: AGM
5.00%, due 11/1/28	2,000,000	2,478,974
Series 2, Insured: AGM
5.00%, due 11/1/30	3,000,000	3,675,702
Series 2, Insured: AGM
5.00%, due 11/1/32	5,000,000	6,097,265
Series 2, Insured: AGM
5.00%, due 11/1/33	10,000,000	12,183,958
Series 2, Insured: AGM
5.00%, due 11/1/38	3,500,000	4,231,545
Insured: AGM
5.25%, due 11/1/33	5,000,000	6,180,374
Insured: AGM
5.25%, due 11/1/34	1,860,000	2,299,163
Insured: AGM
5.25%, due 11/1/35	3,025,000	3,745,524
City of Chicago IL, Waterworks, Project, Revenue Bonds, Second Lien
5.00%, due 11/1/27	1,655,000	1,856,984
5.00%, due 11/1/29	1,700,000	1,894,882
City of Chicago IL, Wastewater Transmission Project, Revenue Bonds, Second Lien
5.00%, due 1/1/28	1,000,000	1,094,660
Series B, Insured: AGM
5.00%, due 1/1/30	7,585,000	9,096,562
5.00%, due 1/1/33	2,000,000	2,179,343
	Principal Amount	Value

Illinois (continued)
City of Chicago IL, Wastewater Transmission Project, Revenue Bonds, Second Lien (continued)
Series B
5.00%, due 1/1/33	$ 2,490,000	$ 2,960,811
5.00%, due 1/1/39	8,420,000	9,175,034
5.00%, due 1/1/44	13,090,000	14,257,882
Series A, Insured: AGM
5.25%, due 1/1/42	4,000,000	4,800,693
City of Chicago IL, Motor Fuel Tax, Revenue Bonds
Insured: AGM
5.00%, due 1/1/33	4,725,000	5,068,245
City of Chicago IL, Project, Unlimited General Obligation
Series A
5.00%, due 1/1/40	1,750,000	1,763,336
City of Chicago IL, Unlimited General Obligation
Series A
5.50%, due 1/1/49	10,000,000	12,012,900
Series A
6.00%, due 1/1/38	43,000,000	52,225,241
Series A, Insured: BAM
6.00%, due 1/1/38	6,000,000	7,300,306
Cook County Community College District No. 508, Unlimited General Obligation
Insured: BAM
5.50%, due 12/1/38	5,000,000	5,460,030
Cook County Community High School District No. 212 Leyden, Revenue Bonds
Series C, Insured: BAM
5.00%, due 12/1/30	3,370,000	3,831,438
Series C, Insured: BAM
5.00%, due 12/1/31	2,610,000	2,966,515
County of Will IL, Unlimited General Obligation
5.00%, due 11/15/45	18,000,000	21,183,017
Illinois Finance Authority, University of Chicago, Revenue Bonds
Series A
4.00%, due 4/1/50	10,775,000	12,362,986
Illinois Finance Authority, Carle Foundation (The), Revenue Bonds
Series A
5.00%, due 8/15/35	5,000,000	6,546,288
The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.
25

Portfolio of Investments October 31, 2021† (continued)
	Principal Amount	Value
Long-Term Municipal Bonds (continued)
Illinois (continued)
Illinois Finance Authority, Carle Foundation (The), Revenue Bonds (continued)
Series A
5.00%, due 8/15/36	$ 4,825,000	$ 6,298,311
Illinois Finance Authority, Rehab Institute of Chicago, Revenue Bonds
Series A
6.00%, due 7/1/43	9,600,000	10,232,701
Illinois Sports Facilities Authority (The), Revenue Bonds
Insured: AGM
5.25%, due 6/15/31	5,000,000	5,481,888
Illinois State Toll Highway Authority, Revenue Bonds, Senior Lien
Series B
5.00%, due 1/1/41	5,665,000	6,643,538
Metropolitan Pier & Exposition Authority, McCormick Place Expansion Project, Revenue Bonds
Series A, Insured: NATL-RE
(zero coupon), due 6/15/36	58,750,000	41,010,132
Metropolitan Pier & Exposition Authority, McCormick Place Expansion Project, Capital Appreciation, Revenue Bonds
Insured: AGM
(zero coupon), due 6/15/44	10,000,000	5,388,066
Rock Island County Public Building Commission, County of Rock Island, Revenue Bonds
Insured: AGM
5.00%, due 12/1/36	2,645,000	3,140,335
Sales Tax Securitization Corp., Revenue Bonds
Series A
4.00%, due 1/1/48	20,000,000	22,262,384
Series C
5.00%, due 1/1/33	2,000,000	2,470,489
Series A
5.00%, due 1/1/40	4,915,000	5,854,923
Series 2018C
5.00%, due 1/1/43	10,000,000	12,101,877
Series C
5.25%, due 1/1/35	9,000,000	11,224,755
	Principal Amount	Value

Illinois (continued)
Sales Tax Securitization Corp., Revenue Bonds (continued)
Series 2018C
5.25%, due 1/1/43	$ 20,000,000	$ 24,537,722
Sales Tax Securitization Corp., Revenue Bonds, Second Lien
Series A, Insured: BAM
5.00%, due 1/1/37	1,650,000	2,071,976
Sangamon County School District No. 186 Springfield, Unlimited General Obligation
Series C, Insured: AGM
5.00%, due 6/1/28	1,005,000	1,255,119
Series C, Insured: AGM
5.00%, due 6/1/34	1,000,000	1,282,991
Series C, Insured: AGM
5.00%, due 6/1/38	1,635,000	2,077,663
Series C, Insured: AGM
5.00%, due 6/1/39	1,000,000	1,267,882
Southern Illinois University, Housing & Auxiliary Facilities System, Revenue Bonds
Series 2015B, Insured: BAM
5.00%, due 4/1/26	1,175,000	1,339,234
Series B, Insured: BAM
5.00%, due 4/1/29	1,620,000	1,833,547
Series B, Insured: BAM
5.00%, due 4/1/30	1,000,000	1,128,226
State of Illinois, Sales Tax, Revenue Bonds
Series C
4.00%, due 6/15/27	2,000,000	2,264,886
State of Illinois, Unlimited General Obligation
Series C
4.00%, due 10/1/40	5,000,000	5,607,346
Insured: BAM
4.00%, due 6/1/41	10,000,000	11,111,587
Series D
5.00%, due 11/1/26	8,725,000	10,295,854
5.00%, due 2/1/27	4,730,000	5,607,803
5.00%, due 1/1/28	6,155,000	7,134,717
5.00%, due 2/1/28	10,000,000	11,782,949
Series D
5.00%, due 11/1/28	7,380,000	8,803,009
5.25%, due 2/1/32	10,000,000	10,967,780
5.50%, due 5/1/39	15,000,000	18,622,191
5.75%, due 5/1/45	5,000,000	6,211,817

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.
26	MainStay MacKay Tax Free Bond Fund

	Principal Amount	Value
Long-Term Municipal Bonds (continued)
Illinois (continued)
State of Illinois, Unlimited General Obligation (continued)
Series A
6.00%, due 5/1/27	$ 9,665,000	$ 12,005,356
United City of Yorkville IL, Special Tax
Insured: AGM
5.00%, due 3/1/32	3,773,000	4,306,337
University of Illinois, University of Illinois Auxiliary Facilities System, Revenue Bonds
Series A, Insured: BAM
3.00%, due 4/1/35	3,495,000	3,805,958
Village of Bellwood, Unlimited General Obligation
Insured: AGM
5.00%, due 12/1/29	1,500,000	1,754,808
Village of Oswego, Unlimited General Obligation
5.00%, due 12/15/33	7,670,000	9,007,159
Village of Rosemont IL, Corporate Purpose, Unlimited General Obligation
Series A, Insured: AGM
5.00%, due 12/1/40	8,090,000	9,578,710
Village of Schaumburg IL, Unlimited General Obligation
Series A
4.00%, due 12/1/41	37,350,000	39,066,098
Western Illinois Economic Development Authority, City of Quincy, Revenue Bonds
Series B, Insured: BAM
4.00%, due 12/1/34	1,500,000	1,702,732
		798,971,296
Indiana 0.9%
Indiana Finance Authority, Educational Facilities-Butler University, Revenue Bonds
Series B
5.00%, due 2/1/24	2,100,000	2,124,105
Series A
5.00%, due 2/1/25	2,215,000	2,240,131
Series B
5.00%, due 2/1/25	2,210,000	2,235,074
Series B
5.00%, due 2/1/26	2,320,000	2,345,413
	Principal Amount	Value

Indiana (continued)
Indiana Finance Authority, CWA Authority Project, Revenue Bonds, First Lien
Series S
5.00%, due 10/1/37	$ 18,830,000	$ 24,819,128
Indiana University, Revenue Bonds
Series A
4.00%, due 6/1/32	2,595,000	3,112,711
Series A
4.00%, due 6/1/33	1,885,000	2,255,992
Series A
4.00%, due 6/1/38	3,015,000	3,564,059
Series A
4.00%, due 6/1/39	3,095,000	3,650,188
Indianapolis Local Public Improvement Bond Bank, Public Improvement, Revenue Bonds
Series A, Insured: AGM
4.00%, due 6/1/37	22,080,000	26,123,872
Series A, Insured: AGM
4.00%, due 6/1/38	5,000,000	5,896,958
Vanderburgh County Redevelopment District, Tax Allocation
Insured: AGM
5.00%, due 2/1/31	1,460,000	1,702,817
		80,070,448
Iowa 1.4%
City of Coralville IA, Certificate of Participation
Series E
4.00%, due 6/1/22	1,405,000	1,422,552
Series E
4.00%, due 6/1/23	1,320,000	1,363,277
Iowa Finance Authority, Renewable Natural Gas Project, Green Bond, Revenue Bonds
1.50%, due 1/1/42 (b)(c)	3,000,000	3,018,632
Iowa Finance Authority, Mortgage-Backed Securities Program, Revenue Bonds
Series A, Insured: GNMA / FNMA / FHLMC
4.00%, due 7/1/47	2,435,000	2,708,675
Series C, Insured: GNMA / FNMA / FHLMC
4.00%, due 7/1/48	1,440,000	1,554,465
The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.
27

Portfolio of Investments October 31, 2021† (continued)
	Principal Amount	Value
Long-Term Municipal Bonds (continued)
Iowa (continued)
PEFA, Inc., Revenue Bonds
5.00%, due 9/1/49 (b)	$ 102,820,000	$ 121,588,331
		131,655,932
Kansas 0.1%
City of Hutchinson KS, Hutchinson Regional Medical Center, Inc., Revenue Bonds
5.00%, due 12/1/26	565,000	663,188
5.00%, due 12/1/28	410,000	477,095
5.00%, due 12/1/30	500,000	576,233
University of Kansas Hospital Authority, KU Health System, Revenue Bonds
5.00%, due 9/1/33	2,500,000	2,887,547
5.00%, due 9/1/34	5,000,000	5,768,958
5.00%, due 9/1/35	2,800,000	3,227,185
		13,600,206
Kentucky 0.2%
City of Ashland KY, Ashland Hospital Corp., King's Daughters Medical Center Project, Revenue Bonds
Series A
5.00%, due 2/1/23	1,525,000	1,608,834
Fayette County School District Finance Corp., Fayette County School District, Revenue Bonds
Series A, Insured: State Intercept
4.00%, due 5/1/38	2,995,000	3,340,316
Kentucky Public Energy Authority, Revenue Bonds
Series A
4.00%, due 4/1/48 (b)	15,000,000	16,135,448
		21,084,598
Louisiana 0.5%
City of Shreveport LA, Unlimited General Obligation
Insured: BAM
5.00%, due 8/1/30	5,355,000	6,497,028
Louisiana Public Facilities Authority, Unrefunded-Ochsner Clinic Foundation Project, Revenue Bonds
5.00%, due 5/15/34	2,010,000	2,331,297
	Principal Amount	Value

Louisiana (continued)
Louisiana Stadium & Exposition District, Revenue Bonds
5.00%, due 7/3/23	$ 11,200,000	$ 11,783,986
Louisiana Stadium & Exposition District, Revenue Bonds, Senior Lien
Series A
5.00%, due 7/1/30	1,485,000	1,593,885
Port New Orleans Board of Commissioners, Revenue Bonds
Series D
5.00%, due 4/1/50	7,325,000	8,935,609
State of Louisiana, Unlimited General Obligation
Series A
4.00%, due 2/1/34	9,830,000	10,569,533
		41,711,338
Maine 0.0% ‡
Maine State Housing Authority, Revenue Bonds
Series F
3.65%, due 11/15/42	1,110,000	1,167,994
Maryland 0.8%
City of Baltimore MD, Water Project, Revenue Bonds
Series A
4.00%, due 7/1/37	2,065,000	2,417,851
County of Baltimore MD, Public Improvement, Unlimited General Obligation
4.00%, due 3/1/37	5,565,000	6,603,759
Maryland Stadium Authority, Construction and Reviatalization Program, Certificate of Participation
Series A, Insured: State Intercept
5.00%, due 5/1/42	24,645,000	29,887,349
State of Maryland Department of Transportation, Revenue Bonds
Series A
3.00%, due 10/1/32	16,170,000	17,879,339
Series A
3.00%, due 10/1/33	12,920,000	14,157,656
		70,945,954

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.
28	MainStay MacKay Tax Free Bond Fund

	Principal Amount	Value
Long-Term Municipal Bonds (continued)
Massachusetts 0.5%
Commonwealth of Massachusetts, Limited General Obligation
Series B
3.00%, due 4/1/47	$ 3,000,000	$ 3,182,624
Commonwealth of Massachusetts, Consolidated Loan, Limited General Obligation
Series B
3.00%, due 4/1/48	12,000,000	12,720,343
Series B
3.00%, due 4/1/49	13,500,000	14,271,497
Massachusetts Development Finance Agency, WGBH Educational Foundation, Revenue Bonds
4.00%, due 1/1/33	1,000,000	1,134,341
Massachusetts Housing Finance Agency, Single Family Housing, Revenue Bonds
Series 199
4.00%, due 12/1/48	2,675,000	2,879,405
Massachusetts School Building Authority, Revenue Bonds
Series A
5.00%, due 8/15/45	4,585,000	5,816,391
University of Massachusetts Building Authority, University of Massachusetts, Revenue Bonds, Senior Lien
Series 2021-1
5.00%, due 11/1/21	4,340,000	4,340,000
		44,344,601
Michigan 1.1%
City of Detroit MI, Water and Sewage Disposable System, Revenue Bonds
Series A
5.25%, due 7/1/39	12,400,000	12,820,128
Detroit City School District, Improvement School Building & Site, Unlimited General Obligation
Series A, Insured: Q-SBLF
5.00%, due 5/1/29	3,620,000	3,705,573
Series A, Insured: Q-SBLF
5.00%, due 5/1/33	4,535,000	4,641,051
	Principal Amount	Value

Michigan (continued)
Detroit City School District, School Building and Site Improvement, Unlimited General Obligation
Series A, Insured: AGM
5.25%, due 5/1/30	$ 5,000,000	$ 6,584,129
Downriver Utility Wastewater Authority, Revenue Bonds
Insured: AGM
5.00%, due 4/1/31	1,600,000	1,982,041
Grand Rapids Public Schools, Unlimited General Obligation
Insured: AGM
5.00%, due 11/1/42	1,400,000	1,714,399
Great Lakes Water Authority, Water Supply System, Revenue Bonds, Senior Lien
Series C
5.25%, due 7/1/35	20,000,000	24,053,922
Hudsonville Public Schools, Unlimited General Obligation
Series I, Insured: Q-SBLF
4.00%, due 5/1/42	1,800,000	2,114,410
Lincoln Consolidated School District, Unlimited General Obligation
Series A, Insured: AGM Q-SBLF
5.00%, due 5/1/28	2,030,000	2,410,859
Series A, Insured: AGM Q-SBLF
5.00%, due 5/1/30	1,455,000	1,709,639
Series A, Insured: AGM Q-SBLF
5.00%, due 5/1/40	1,500,000	1,738,853
Livonia Public Schools, Unlimited General Obligation
Series II, Insured: AGM
5.00%, due 5/1/40	4,365,000	5,085,581
Michigan Finance Authority, Tobacco Settlement Asset-Backed, Revenue Bonds, Senior Lien
Series A, Class 1
4.00%, due 6/1/36	2,000,000	2,348,755
Michigan Finance Authority, Wayne County Criminal Justice Center Project, Revenue Bonds, Senior Lien
5.00%, due 11/1/25	1,000,000	1,171,255
5.00%, due 11/1/27	1,200,000	1,478,244
The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.
29

Portfolio of Investments October 31, 2021† (continued)
	Principal Amount	Value
Long-Term Municipal Bonds (continued)
Michigan (continued)
Michigan Finance Authority, Great Lakes Water Authority Sewage Disposal System, Revenue Bonds, Second Lien
Series C-7, Insured: NATL-RE
5.00%, due 7/1/32	$ 2,500,000	$ 2,787,541
Michigan Finance Authority, Great Lakes Water Authority Sewage Disposal System, Revenue Bonds, Senior Lien
Series C-3, Insured: AGM
5.00%, due 7/1/33	3,000,000	3,347,589
Michigan Finance Authority, Local Government Loan Program, Revenue Bonds
Series D-1
5.00%, due 7/1/34	500,000	573,937
Michigan Finance Authority, Local Government Loan Program, Revenue Bonds, Senior Lien
Series C-1
5.00%, due 7/1/44	2,500,000	2,580,113
Michigan Finance Authority, Great Lakes Water Authority Water Supply System, Revenue Bonds
Series D-1, Insured: AGM
5.00%, due 7/1/35	2,000,000	2,227,779
Series D-6, Insured: NATL-RE
5.00%, due 7/1/36	7,500,000	8,337,295
South Huron Valley Utility Authority, State Of Michigan 2020 Sewage Disposal System Improvement, Revenue Bonds
Insured: BAM
4.00%, due 5/1/34	5,185,000	6,136,968
Thornapple Kellogg School District, Unlimited General Obligation
Insured: Q-SBLF
4.00%, due 5/1/44	1,665,000	1,932,118
Tri-County Area School District, Unlimited General Obligation
Insured: AGM
4.00%, due 5/1/30	1,225,000	1,457,684
Insured: AGM
4.00%, due 5/1/31	1,285,000	1,520,549
	Principal Amount	Value

Michigan (continued)
Tri-County Area School District, Unlimited General Obligation (continued)
Insured: AGM
4.00%, due 5/1/32	$ 1,350,000	$ 1,595,935
		106,056,347
Minnesota 0.3%
Anoka-Hennepin Independent School District No. 11, Unlimited General Obligation
Series A, Insured: SD CRED PROG
3.00%, due 2/1/45	1,720,000	1,820,868
City of St Paul Minnesota MN, Fairview Health Services, Revenue Bonds
Series A
4.00%, due 11/15/37	1,000,000	1,133,257
Minnesota Housing Finance Agency, Residential Housing Finance, Revenue Bonds
Series E, Insured: GNMA / FNMA / FHLMC
4.25%, due 1/1/49	3,640,000	3,997,865
Minnesota Office of Higher Education, Student Loan Program, Revenue Bonds, Senior Lien
2.65%, due 11/1/38 (c)	3,240,000	3,296,592
White Bear Lake Independent School District No. 624, Unlimited General Obligation
Series A, Insured: SD CRED PROG
3.00%, due 2/1/44	12,705,000	13,453,013
		23,701,595
Mississippi 0.0% ‡
Mississippi Home Corp., Single Family Mortgage Housing, Revenue Bonds
Series A, Insured: GNMA / FNMA / FHLMC
4.00%, due 12/1/44	1,450,000	1,575,274

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.
30	MainStay MacKay Tax Free Bond Fund

	Principal Amount	Value
Long-Term Municipal Bonds (continued)
Missouri 0.7%
City of Kansas City MO, Improvement Downtown Arena Project, Revenue Bonds
Series E
5.00%, due 4/1/40	$ 10,055,000	$ 11,362,845
Kansas City Industrial Development Authority, International Airport Terminal Modernization Project, Revenue Bonds
Series A, Insured: AGM
4.00%, due 3/1/50 (c)	15,000,000	16,764,394
Kansas City Industrial Development Authority, Airport, Revenue Bonds (c)
Series A, Insured: AGM
4.00%, due 3/1/50	2,280,000	2,548,188
Series B
5.00%, due 3/1/46	6,430,000	7,674,320
Missouri Housing Development Commission, First Place Homeownership Loan Program, Revenue Bonds
Series A, Insured: GNMA / FNMA / FHLMC
4.25%, due 5/1/47	6,070,000	6,717,798
Series A, Insured: GNMA / FNMA / FHLMC
4.25%, due 5/1/49	3,260,000	3,585,838
Missouri State Health & Educational Facilities Authority, BJC Healthcare System, Revenue Bonds
4.50%, due 1/1/39	2,865,000	3,083,535
Springfield School District No. R-12, Unlimited General Obligation
4.00%, due 3/1/35	3,140,000	3,707,148
St Louis Municipal Finance Corp., Convention Center Expansion, Revenue Bonds
Insured: AGM
5.00%, due 10/1/49	5,260,000	6,412,554
State of Missouri, SSM Health Care, Revenue Bonds
Series A
5.00%, due 6/1/30	4,000,000	4,447,764
		66,304,384
	Principal Amount	Value

Montana 0.3%
Montana Board of Housing, Single Family Mortgage, Revenue Bonds
Series B
3.40%, due 12/1/33	$ 1,135,000	$ 1,217,690
Series B
3.60%, due 6/1/37	1,470,000	1,578,715
Montana Facility Finance Authority, Benefis Health System Obligated Group, Revenue Bonds
5.00%, due 2/15/30	1,790,000	2,135,351
5.00%, due 2/15/31	1,500,000	1,785,694
5.00%, due 2/15/33	1,320,000	1,564,641
5.00%, due 2/15/34	1,200,000	1,419,020
Silver Bow County School District No. 1, School Building, Unlimited General Obligation
4.00%, due 7/1/30	1,745,000	2,060,277
4.00%, due 7/1/32	1,945,000	2,279,632
4.00%, due 7/1/33	2,020,000	2,362,859
Yellowstone County K-12 School District No. 26 Lockwood, School District No. 26 Lockwood, Unlimited General Obligation
5.00%, due 7/1/29	2,260,000	2,809,867
5.00%, due 7/1/30	2,500,000	3,089,347
5.00%, due 7/1/31	3,015,000	3,711,141
5.00%, due 7/1/32	3,300,000	4,052,117
		30,066,351
Nebraska 1.5%
Central Plains Energy, Nebraska Gas Project No. 3, Revenue Bonds
Series A
5.00%, due 9/1/42	14,495,000	20,804,136
5.00%, due 9/1/42	13,960,000	14,498,426
Nebraska Investment Finance Authority, Single Family Housing, Revenue Bonds
Series C
4.00%, due 9/1/48	3,875,000	4,215,924
Omaha Public Power District, Electric System, Revenue Bonds
Series A
4.00%, due 2/1/51	61,920,000	71,690,796
Series A
5.00%, due 2/1/46	25,355,000	31,859,645
		143,068,927
The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.
31

Portfolio of Investments October 31, 2021† (continued)
	Principal Amount	Value
Long-Term Municipal Bonds (continued)
Nevada 1.7%
Clark County School District, Limited General Obligation
Series B, Insured: BAM
3.00%, due 6/15/35	$ 12,040,000	$ 12,931,342
Series B, Insured: BAM
3.00%, due 6/15/36	12,400,000	13,273,384
Series B, Insured: BAM
3.00%, due 6/15/37	5,000,000	5,344,924
Series B, Insured: BAM
3.00%, due 6/15/39	6,340,000	6,695,155
Series C
4.00%, due 6/15/32	5,000,000	5,603,094
Series B, Insured: AGM
4.00%, due 6/15/35	5,395,000	6,343,924
Series C
4.00%, due 6/15/37	4,845,000	5,499,052
Series B, Insured: BAM
5.00%, due 6/15/34	5,750,000	7,160,724
County of Clark NV, Limited General Obligation
3.00%, due 11/1/33	10,000,000	11,206,918
County of Clark NV, Park Improvement, Limited General Obligation
4.00%, due 12/1/35	8,425,000	9,832,519
4.00%, due 12/1/36	5,000,000	5,824,236
Las Vegas Convention & Visitors Authority, Convention Center Expansion, Revenue Bonds
Series B
4.00%, due 7/1/49	9,800,000	10,906,537
Series B
5.00%, due 7/1/31	1,245,000	1,519,156
Series B
5.00%, due 7/1/43	20,000,000	23,928,010
Las Vegas Valley Water District, Water Improvement, Limited General Obligation
Series A
5.00%, due 6/1/46	3,665,000	4,299,816
Washoe County School District, Limited General Obligation
Series A, Insured: BAM
3.00%, due 6/1/33	3,000,000	3,302,688
Series A, Insured: BAM
3.00%, due 6/1/34	2,490,000	2,725,543
	Principal Amount	Value

Nevada (continued)
Washoe County School District, School Improvement Bonds, Limited General Obligation
Series A
4.00%, due 10/1/49	$ 20,000,000	$ 22,965,386
		159,362,408
New Hampshire 0.1%
City of Manchester NH, General Airport, Revenue Bonds
Series A, Insured: AGM
5.00%, due 1/1/26	1,800,000	1,813,589
New Hampshire Business Finance Authority, Pennichuck Water Works, Inc., Revenue Bonds
Series A
4.00%, due 4/1/50 (c)	5,525,000	6,109,901
		7,923,490
New Jersey 4.5%
Atlantic County Improvement Authority (The), Stockton University, Revenue Bonds
Series A, Insured: AGM
5.00%, due 7/1/31	2,670,000	3,115,337
Series A, Insured: AGM
5.00%, due 7/1/32	1,305,000	1,520,090
Series A, Insured: AGM
5.00%, due 7/1/33	1,395,000	1,622,178
City of Atlantic City NJ, Unlimited General Obligation
Series B, Insured: AGM State Aid Withholding
5.00%, due 3/1/32	3,400,000	4,049,081
New Brunswick Parking Authority, City Guaranteed Parking, Revenue Bonds
Series A, Insured: BAM
5.00%, due 9/1/28	2,500,000	2,985,467
Series A, Insured: BAM
5.00%, due 9/1/29	2,370,000	2,822,794
Series A, Insured: BAM
5.00%, due 9/1/30	4,605,000	5,475,199
Series A, Insured: BAM
5.00%, due 9/1/31	6,780,000	8,057,676
New Jersey Building Authority, Unrefunded, Revenue Bonds
Series A, Insured: BAM
5.00%, due 6/15/25	2,015,000	2,327,610

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.
32	MainStay MacKay Tax Free Bond Fund

	Principal Amount	Value
Long-Term Municipal Bonds (continued)
New Jersey (continued)
New Jersey Building Authority, Unrefunded, Revenue Bonds (continued)
Series A, Insured: BAM
5.00%, due 6/15/28	$ 1,805,000	$ 2,138,103
New Jersey Economic Development Authority, The Goethals Bridge Replacement Project, Revenue Bonds (c)
5.00%, due 1/1/28	1,000,000	1,095,356
5.50%, due 1/1/26	1,000,000	1,109,725
New Jersey Economic Development Authority, State of New Jersey Motor Vehicle Surcharge, Revenue Bonds
Series A, Insured: BAM
5.00%, due 7/1/28	2,000,000	2,434,077
New Jersey Educational Facilities Authority, Stockton University, Revenue Bonds
Series A, Insured: BAM
5.00%, due 7/1/29	4,775,000	5,645,318
Series A, Insured: BAM
5.00%, due 7/1/30	5,000,000	5,892,616
Series A, Insured: BAM
5.00%, due 7/1/31	3,000,000	3,528,457
New Jersey Health Care Facilities Financing Authority, AtlantiCare Health System Obligated Group, Revenue Bonds
3.00%, due 7/1/39	2,020,000	2,158,094
3.00%, due 7/1/40	2,750,000	2,931,457
3.00%, due 7/1/41	2,300,000	2,444,826
3.00%, due 7/1/46	10,885,000	11,393,528
New Jersey Health Care Facilities Financing Authority, Hackensack Meridian Health, Inc., Revenue Bonds
Series A
5.00%, due 7/1/38	10,000,000	11,966,116
New Jersey Higher Education Student Assistance Authority, Subordinate Student loan, Revenue Bonds
Series C
4.00%, due 12/1/48 (c)	2,250,000	2,398,275
	Principal Amount	Value

New Jersey (continued)
New Jersey Housing & Mortgage Finance Agency, Single-Family Home Mortgage, Revenue Bonds
Series E
3.50%, due 4/1/51	$ 25,270,000	$ 27,682,335
Series C
4.75%, due 10/1/50	9,560,000	10,698,555
New Jersey Transportation Trust Fund Authority, Transportation System, Revenue Bonds
Series C, Insured: NATL-RE
(zero coupon), due 12/15/30	20,000,000	16,779,746
Series C, Insured: AGM
(zero coupon), due 12/15/34	30,000,000	22,734,522
Series A
5.00%, due 12/15/26	4,500,000	5,416,011
Series BB
5.00%, due 6/15/44	11,255,000	13,480,730
Series AA
5.00%, due 6/15/46	7,440,000	8,883,038
Series AA
5.25%, due 6/15/43	10,205,000	12,414,503
New Jersey Transportation Trust Fund Authority, Federal Highway Reimbursement, Revenue Bonds
Series A
5.00%, due 6/15/28	4,800,000	5,648,561
Series A
5.00%, due 6/15/29	8,380,000	9,837,246
New Jersey Transportation Trust Fund Authority, Transportation Program, Revenue Bonds
Series AA
5.00%, due 6/15/44	13,255,000	14,077,913
New Jersey Turnpike Authority, Revenue Bonds
Series E
5.00%, due 1/1/45	2,000,000	2,262,729
Newark Housing Authority Scholarship Foundation A New Jersey Non (The), Police Facility, Revenue Bonds
Insured: AGM MUN GOVT GTD
4.00%, due 12/1/27	500,000	572,634
Insured: AGM MUN GOVT GTD
4.00%, due 12/1/29	250,000	283,221
Insured: AGM MUN GOVT GTD
4.00%, due 12/1/31	225,000	253,191
The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.
33

Portfolio of Investments October 31, 2021† (continued)
	Principal Amount	Value
Long-Term Municipal Bonds (continued)
New Jersey (continued)
Newark Housing Authority Scholarship Foundation A New Jersey Non (The), Police Facility, Revenue Bonds (continued)
Insured: AGM MUN GOVT GTD
5.00%, due 12/1/28	$ 750,000	$ 903,602
Insured: AGM MUN GOVT GTD
5.00%, due 12/1/38	1,740,000	2,062,077
South Jersey Transportation Authority, Revenue Bonds
Series A, Insured: AGM
5.00%, due 11/1/31	1,750,000	2,214,342
Series A, Insured: AGM
5.00%, due 11/1/32	1,500,000	1,893,367
Series A, Insured: BAM
5.00%, due 11/1/45	2,000,000	2,479,442
State of New Jersey, Unlimited General Obligation
2.00%, due 6/1/34	12,505,000	12,195,823
State of New Jersey, COVID-19 General Obligation Emergency Bonds, Unlimited General Obligation
Series A
4.00%, due 6/1/30	32,060,000	38,553,926
Series A
4.00%, due 6/1/31	31,800,000	38,651,717
Series A
5.00%, due 6/1/28	10,000,000	12,366,960
Series A
5.00%, due 6/1/29	10,675,000	13,446,391
State of New Jersey, Various Purposes, Unlimited General Obligation
5.00%, due 6/1/40	5,000,000	6,033,745
5.00%, due 6/1/41	11,500,000	13,852,578
5.00%, due 6/1/42	10,000,000	12,022,636
Tobacco Settlement Financing Corp., Revenue Bonds
Series A
5.00%, due 6/1/31	3,000,000	3,633,779
Series A
5.00%, due 6/1/33	6,500,000	7,829,396
Series A
5.00%, due 6/1/34	1,500,000	1,801,968
	Principal Amount	Value

New Jersey (continued)
Tobacco Settlement Financing Corp., Revenue Bonds (continued)
Series A
5.00%, due 6/1/36	$ 6,000,000	$ 7,177,290
		415,255,354
New Mexico 0.1%
City of Albuquerque NM, Gross Receipts Lodgers Tax, Revenue Bonds
Series A
4.00%, due 7/1/36	2,490,000	2,932,333
New Mexico Hospital Equipment Loan Council, Presbyterian Healthcare Services, Revenue Bonds
Series A
5.00%, due 8/1/44	5,000,000	6,195,813
		9,128,146
New York 19.9%
Build NYC Resource Corp., Royal Charter Properties, Inc., Revenue Bonds
Insured: AGM
5.00%, due 12/15/21	1,075,000	1,080,878
City of New York NY, Unlimited General Obligation
Series A-1
3.00%, due 8/1/36	10,520,000	11,401,905
Series A, A-1
4.00%, due 8/1/38	10,000,000	11,639,777
Series A-1
4.00%, due 8/1/39	3,280,000	3,874,096
Series A-1
4.00%, due 8/1/40	4,070,000	4,792,758
Series D-1, Insured: BAM
4.00%, due 3/1/41	12,500,000	14,450,421
Series C
4.00%, due 8/1/41	2,300,000	2,665,319
Series D-1, Insured: BAM
4.00%, due 3/1/50	22,760,000	25,934,232
Series I
5.00%, due 8/1/23	3,675,000	3,805,890
Series A-1
5.00%, due 8/1/35	3,910,000	5,086,315
Series A-1
5.00%, due 8/1/39	4,000,000	4,967,295

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.
34	MainStay MacKay Tax Free Bond Fund

	Principal Amount	Value
Long-Term Municipal Bonds (continued)
New York (continued)
City of New York NY, Unlimited General Obligation (continued)
Series B-1
5.00%, due 10/1/42	$ 2,870,000	$ 3,555,002
Series F-1
5.00%, due 4/1/43	7,455,000	8,972,459
Series B-1
5.00%, due 10/1/43	3,555,000	4,395,564
Series B-1
5.25%, due 10/1/32	20,000,000	24,760,194
County of Nassau NY, Limited General Obligation
Series A
2.00%, due 12/10/21	50,000,000	50,099,750
Series C, Insured: BAM
5.00%, due 4/1/37	2,525,000	2,957,818
Series B, Insured: AGM
5.00%, due 4/1/44	5,000,000	6,211,912
County of Suffolk NY, Public Improvement, Limited General Obligation
Series B, Insured: AGM
3.00%, due 10/15/31	4,460,000	4,787,244
Series B, Insured: AGM
5.00%, due 10/15/28	4,020,000	4,977,069
Hudson Yards Infrastructure Corp., Second Indenture, Revenue Bonds
Series A, Insured: AGM
4.00%, due 2/15/47	8,690,000	9,720,585
Long Island Power Authority, Revenue Bonds
Series A
4.00%, due 9/1/32	5,745,000	7,034,897
Series A
4.00%, due 9/1/33	4,000,000	4,866,403
Series A
4.00%, due 9/1/34	5,000,000	5,834,639
Series A, Insured: BAM
5.00%, due 9/1/39	10,000,000	11,189,721
Series A, Insured: BAM
5.00%, due 9/1/44	10,000,000	11,144,920
Long Island Power Authority, Electric System, Revenue Bonds
5.00%, due 9/1/39	1,875,000	2,329,738
Series B
5.00%, due 9/1/45	8,970,000	10,287,398
	Principal Amount	Value

New York (continued)
Metropolitan Transportation Authority, Revenue Bonds
Series A-2S
4.00%, due 2/1/22	$ 12,500,000	$ 12,614,476
Series D-1
5.00%, due 9/1/22	25,560,000	26,555,879
Series D-1
5.00%, due 11/15/26	2,785,000	3,243,983
Series D
5.00%, due 11/15/26	2,000,000	2,092,952
Series A-1
5.00%, due 11/15/37	1,300,000	1,456,910
Series C
5.00%, due 11/15/38	7,500,000	7,927,411
5.00%, due 11/15/38	5,385,000	5,790,526
Series A-1
5.00%, due 11/15/40	4,890,000	5,475,178
Series C
5.00%, due 11/15/42	10,000,000	10,551,370
Series E
5.00%, due 11/15/43	2,500,000	2,680,729
Series B
5.00%, due 11/15/43	1,575,000	1,661,193
Series C-1
5.25%, due 11/15/29	2,230,000	2,589,253
Series B
5.25%, due 11/15/35	2,870,000	3,160,233
Metropolitan Transportation Authority, Green Bond, Revenue Bonds
Series A-1, Insured: AGM
4.00%, due 11/15/42	7,500,000	8,697,316
Series A-1, Insured: AGM
4.00%, due 11/15/44	4,845,000	5,593,491
Series C, Insured: AGM
4.00%, due 11/15/48	10,715,000	12,322,994
Series C, Insured: AGM-CR
5.00%, due 11/15/40	5,000,000	6,192,702
Series A-1
5.00%, due 11/15/41	2,910,000	3,316,003
Series C, Insured: BAM
5.00%, due 11/15/43	4,250,000	5,234,746
Series D
5.00%, due 11/15/45	12,500,000	15,070,379
The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.
35

Portfolio of Investments October 31, 2021† (continued)
	Principal Amount	Value
Long-Term Municipal Bonds (continued)
New York (continued)
Metropolitan Transportation Authority, Climate Certified Green Bond, Revenue Bonds
Series C, Insured: AGM
4.00%, due 11/15/47	$ 1,880,000	$ 2,163,810
Series C, Insured: BAM
5.00%, due 11/15/44	14,845,000	18,247,915
Metropolitan Transportation Authority, Dedicated Tax Fund, Revenue Bonds
Series A
5.00%, due 3/1/22	40,210,000	40,837,771
Series A
5.00%, due 11/15/22	6,095,000	6,399,733
Series B, Insured: FGIC
5.25%, due 11/15/21	400,000	400,722
Series A
5.25%, due 11/15/33	8,750,000	10,563,145
Series A
5.25%, due 11/15/34	10,000,000	12,076,927
Series A
5.25%, due 11/15/36	10,515,000	12,682,686
Metropolitan Transportation Authority, Dedicated Tax Fund, Green Bond, Revenue Bonds
Series B-1
5.00%, due 11/15/36	13,340,000	15,881,910
New York City Housing Development Corp., Green Bond, Revenue Bonds
Insured: FHA 542(C)
2.25%, due 11/1/36	4,700,000	4,736,346
New York City Housing Development Corp., Multi-Family Housing, Green Bond, Revenue Bonds
Series J
3.05%, due 11/1/49	12,790,000	13,154,763
Series G-1-B
3.05%, due 5/1/50	24,270,000	24,712,083
Series J
3.15%, due 11/1/54	23,145,000	23,839,385
New York City Housing Development Corp., Multi-Family Housing, Revenue Bonds
Series E-1-C
4.95%, due 11/1/46	4,625,000	5,312,458
	Principal Amount	Value

New York (continued)
New York City Industrial Development Agency, Yankee Stadium Project, Revenue Bonds
Series A, Insured: AGM
4.00%, due 3/1/31	$ 4,075,000	$ 4,856,786
New York City Transitional Finance Authority, Future Tax Secured, Revenue Bonds
Series A
3.00%, due 11/1/37	10,000,000	10,742,925
Series B-1
4.00%, due 11/1/37	30,300,000	35,763,651
Series C
4.00%, due 5/1/38	14,250,000	16,689,653
Series C-1
4.00%, due 11/1/38	11,380,000	13,285,688
Series B-1
4.00%, due 11/1/38	7,875,000	9,276,150
Series C
4.00%, due 5/1/40	6,835,000	7,969,734
Series B-1
4.00%, due 11/1/41	11,500,000	13,441,463
Series C
4.00%, due 5/1/42	10,000,000	11,589,185
Series B-1
4.00%, due 11/1/42	12,315,000	14,358,249
Series F-1
5.00%, due 5/1/32	4,000,000	4,856,376
Series A-1
5.00%, due 5/1/33	10,000,000	11,808,077
Series A-2
5.00%, due 8/1/34	7,795,000	9,477,196
Series E-1
5.00%, due 2/1/37	5,000,000	5,810,048
Series E-1
5.00%, due 2/1/41	2,500,000	2,832,334
Series F-1
5.00%, due 5/1/42	11,500,000	13,779,955
New York City Transitional Finance Authority Building Aid, Revenue Bonds
Series S-1, Insured: State Aid Withholding
5.00%, due 7/15/33	6,060,000	6,916,145
Series S-2, Insured: State Aid Withholding
5.00%, due 7/15/34	3,000,000	3,476,030

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.
36	MainStay MacKay Tax Free Bond Fund

	Principal Amount	Value
Long-Term Municipal Bonds (continued)
New York (continued)
New York City Transitional Finance Authority Building Aid, Revenue Bonds (continued)
Series S-1, Insured: State Aid Withholding
5.00%, due 7/15/36	$ 10,000,000	$ 11,381,937
Series S-1, Insured: State Aid Withholding
5.00%, due 7/15/43	8,555,000	9,948,183
New York City Transitional Finance Authority Future Tax Secured, Revenue Bonds
Series A-1
4.00%, due 11/1/35	4,025,000	4,843,738
Series A-1
4.00%, due 11/1/37	4,205,000	5,018,282
Series A-1
4.00%, due 11/1/38	6,410,000	7,618,148
Series E-1
4.00%, due 2/1/42	6,500,000	7,564,831
New York City Water & Sewer System, Second General Resolution, Revenue Bonds
Series DD-2
3.50%, due 6/15/40	2,000,000	2,209,986
Series AA-1
3.50%, due 6/15/48	25,930,000	28,466,068
Series DD-3
4.00%, due 6/15/42	5,000,000	5,802,547
Series AA-2
4.00%, due 6/15/43	4,695,000	5,472,843
Series EE
5.00%, due 6/15/40	15,585,000	19,020,877
Series EE
5.00%, due 6/15/47	11,710,000	12,525,806
Series CC-1
5.00%, due 6/15/47	10,000,000	11,096,306
New York Convention Center Development Corp., Hotel Unit Fee, Revenue Bonds, Sub. Lien
Series B, Insured: BAM
(zero coupon), due 11/15/36	5,050,000	3,551,959
New York Liberty Development Corp., Bank of America Tower at One Bryant Park Project, Revenue Bonds
2.45%, due 9/15/69	12,925,000	13,382,864
	Principal Amount	Value

New York (continued)
New York Liberty Development Corp., 4 World Trade Center Project, Revenue Bonds
Series A
3.00%, due 11/15/51	$ 10,000,000	$ 10,207,442
5.75%, due 11/15/51	18,940,000	18,978,060
New York Liberty Development Corp., Revenue Bonds
Series 1WTC
5.00%, due 12/15/41	12,315,000	12,379,777
New York State Dormitory Authority, Revenue Bonds
Series A
3.00%, due 3/15/38	8,000,000	8,560,315
New York State Dormitory Authority, State Personal Income Tax, Revenue Bonds
Series D
4.00%, due 2/15/39	10,480,000	12,238,202
Series A
4.00%, due 3/15/40	32,000,000	37,542,048
Series D
4.00%, due 2/15/47	25,250,000	29,030,203
Series E
5.00%, due 3/15/34	4,190,000	4,853,521
Series B
5.00%, due 2/15/38	13,490,000	16,381,386
Series D
5.00%, due 2/15/48	10,200,000	12,545,332
Series A
5.25%, due 3/15/39	1,840,000	2,321,602
New York State Dormitory Authority, Sales Tax, Revenue Bonds
Series C
4.00%, due 3/15/44	11,385,000	12,964,620
Series A
5.00%, due 3/15/40	8,280,000	9,951,078
Series A
5.00%, due 3/15/40	23,580,000	28,869,256
Series E
5.00%, due 3/15/40	5,000,000	6,205,698
Series A
5.00%, due 3/15/43	7,500,000	9,153,483
Series A
5.00%, due 3/15/44	5,000,000	5,981,439
The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.
37

Portfolio of Investments October 31, 2021† (continued)
	Principal Amount	Value
Long-Term Municipal Bonds (continued)
New York (continued)
New York State Dormitory Authority, State of New York Personal Income Tax, Revenue Bonds
Series A
4.00%, due 3/15/49	$ 1,830,000	$ 2,072,814
New York State Dormitory Authority, School District Revenue Financing Program, Revenue Bonds
Series A, Insured: AGM
5.00%, due 10/1/33	750,000	935,668
Series A, Insured: AGM
5.00%, due 10/1/34	3,700,000	4,602,504
New York State Dormitory Authority, University Facilities, Revenue Bonds
Series A
5.00%, due 7/1/36	1,000,000	1,206,605
Series A
5.00%, due 7/1/38	1,000,000	1,205,691
New York State Thruway Authority, Revenue Bonds
Series L
3.50%, due 1/1/37	1,500,000	1,661,988
Series O
4.00%, due 1/1/38	3,000,000	3,536,619
Series O
4.00%, due 1/1/39	6,410,000	7,537,326
Series N
4.00%, due 1/1/41	9,000,000	10,363,725
Series N
4.00%, due 1/1/45	7,000,000	7,989,204
Series L
5.00%, due 1/1/31	3,550,000	4,354,650
Series L
5.00%, due 1/1/34	2,430,000	2,957,682
Series N
5.00%, due 1/1/34	10,855,000	13,850,122
Series N
5.00%, due 1/1/35	5,000,000	6,350,517
Series N
5.00%, due 1/1/36	16,260,000	20,568,607
Series N
5.00%, due 1/1/38	5,665,000	7,124,060
	Principal Amount	Value

New York (continued)
New York State Thruway Authority, Junior Indebtedness Obligations, Revenue Bonds
Series B
4.00%, due 1/1/39	$ 16,555,000	$ 19,144,781
Series B
4.00%, due 1/1/45	8,900,000	10,150,535
Series B
4.00%, due 1/1/50	14,250,000	16,166,769
New York State Thruway Authority, State of New York Personal Income Tax, Revenue Bonds
Series A-1
4.00%, due 3/15/44	4,420,000	5,121,566
New York State Thruway Authority, General Revenue Junior Indebtedness Obligation, Revenue Bonds
Series B, Insured: AGM
4.00%, due 1/1/50	10,940,000	12,499,415
New York State Urban Development Corp., State Personal Income Tax, Revenue Bonds
Series C
3.00%, due 3/15/40	18,965,000	20,091,999
Series E
4.00%, due 3/15/34	15,000,000	17,708,761
Series C
4.00%, due 3/15/42	4,635,000	5,411,038
Series C
4.00%, due 3/15/49	4,000,000	4,618,826
Series A
5.00%, due 3/15/30	12,350,000	14,524,666
Series A
5.00%, due 3/15/43	10,360,000	12,678,086
5.00%, due 3/15/47	5,000,000	6,205,295
New York State Urban Development Corp., State of New York Sales Tax, Revenue Bonds
Series A
3.00%, due 3/15/40	25,250,000	26,786,765
Series A
3.00%, due 3/15/50	25,000,000	26,017,197
Series A
4.00%, due 3/15/43	20,000,000	23,442,872
Series A
5.00%, due 3/15/28	10,000,000	12,501,342

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.
38	MainStay MacKay Tax Free Bond Fund

	Principal Amount	Value
Long-Term Municipal Bonds (continued)
New York (continued)
New York State Urban Development Corp., State of New York Sales Tax, Revenue Bonds (continued)
Series A
5.00%, due 3/15/29	$ 12,185,000	$ 15,568,983
New York State Urban Development Corp., State of New York Personal Income Tax, Revenue Bonds
Series E
4.00%, due 3/15/37	18,500,000	21,570,730
Series C
5.00%, due 3/15/43	2,500,000	3,129,083
New York State Urban Development Corp., Sales Tax, Revenue Bonds
Series A
5.00%, due 3/15/41	10,000,000	12,546,092
New York Transportation Development Corp., Laguardia Airport Terminal B Redevelopment Project, Revenue Bonds (c)
Series A, Insured: AGM
4.00%, due 7/1/31	10,925,000	11,843,527
Series A, Insured: AGM
4.00%, due 7/1/36	24,800,000	26,768,378
Onondaga County Trust for Cultural Resources, Syracuse University Project, Revenue Bonds
4.00%, due 12/1/49	3,000,000	3,481,869
5.00%, due 12/1/43	18,995,000	23,998,351
Port Authority of New York & New Jersey, Revenue Bonds
Series 222
4.00%, due 7/15/37	4,250,000	5,022,526
Series 222
4.00%, due 7/15/39	8,915,000	10,487,980
Series 222
4.00%, due 7/15/40	2,000,000	2,348,222
4.00%, due 11/1/41 (c)	5,395,000	6,283,901
Port Authority of New York & New Jersey, Consolidated 218th, Revenue Bonds (c)
Series 218
4.00%, due 11/1/37	1,720,000	2,004,861
Series 218
5.00%, due 11/1/44	3,190,000	3,859,234
Series 218
5.00%, due 11/1/49	3,500,000	4,206,371
	Principal Amount	Value

New York (continued)
Port Authority of New York & New Jersey, Consolidated 214th, Revenue Bonds
Series 214
4.00%, due 9/1/43 (c)	$ 11,355,000	$ 13,043,802
Port Authority of New York & New Jersey, Consolidated 172nd, Revenue Bonds, Second Series
Series One Hundered Seventy - Second Series
4.25%, due 10/1/32	5,000,000	5,074,378
Port Authority of New York & New Jersey, Consolidated 197th, Revenue Bonds (c)
Series 197
5.00%, due 11/15/34	12,500,000	14,845,766
Series 197
5.00%, due 11/15/35	10,000,000	11,860,451
Port Authority of New York & New Jersey, Consolidated 221st, Revenue Bonds
Series 221
5.00%, due 7/15/35 (c)	3,000,000	3,774,023
Rensselaer City School District, Certificate of Participation
Insured: AGM State Aid Withholding
5.00%, due 6/1/30	1,880,000	2,204,717
Insured: AGM State Aid Withholding
5.00%, due 6/1/32	2,000,000	2,342,513
Triborough Bridge & Tunnel Authority, Payroll Mobility Tax, Revenue Bonds, Senior Lien
Series C-2
3.00%, due 5/15/32	5,000,000	5,616,817
Series C-2
3.00%, due 5/15/33	4,110,000	4,572,516
Series C-3
3.00%, due 5/15/51	5,000,000	5,197,265
Series C-2
4.00%, due 5/15/34	3,045,000	3,699,736
Series C-1A
4.00%, due 5/15/42	4,500,000	5,307,397
Triborough Bridge & Tunnel Authority, Revenue Bonds
Series B
5.00%, due 11/15/35	8,560,000	10,377,803
The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.
39

Portfolio of Investments October 31, 2021† (continued)
	Principal Amount	Value
Long-Term Municipal Bonds (continued)
New York (continued)
Triborough Bridge & Tunnel Authority, Revenue Bonds (continued)
Series B
5.00%, due 11/15/38	$ 3,600,000	$ 4,356,567
Series A
5.00%, due 11/15/43	6,000,000	7,431,769
Series A
5.00%, due 11/15/45	12,540,000	15,187,564
Triborough Bridge & Tunnel Authority, MTA Bridges & Tunnels, Revenue Bonds
Series A
5.00%, due 11/15/46	7,855,000	9,504,050
Series A
5.00%, due 11/15/49	17,500,000	21,512,158
Series A
5.00%, due 11/15/49	33,500,000	42,178,286
TSASC, Inc., Tobacco Settlement Bonds, Revenue Bonds
Series A
5.00%, due 6/1/34	6,990,000	8,256,840
Series A
5.00%, due 6/1/35	2,865,000	3,379,670
		1,861,290,950
North Dakota 0.2%
State Board of Higher Education of the State of North Dakota, University of North Dakota Housing & Auxiliary Facilities, Revenue Bonds
Series A, Insured: AGM
4.00%, due 4/1/44	4,000,000	4,580,459
University of North Dakota, Housing Infrastructure Project, Certificate of Participation
Series A, Insured: AGM
3.00%, due 6/1/61	13,000,000	13,234,909
		17,815,368
Ohio 1.1%
Akron Bath Copley Joint Township Hospital District, Children's Hospital Medical Center of Akron, Revenue Bonds
5.00%, due 11/15/42	7,000,000	7,166,034
	Principal Amount	Value

Ohio (continued)
American Municipal Power, Inc., Prairie State Energy Campus Project, Revenue Bonds
Series A
4.00%, due 2/15/34	$ 26,910,000	$ 31,210,710
Series A
5.00%, due 2/15/33	10,020,000	12,525,337
Buckeye Tobacco Settlement Financing Authority, Revenue Bonds, Senior Lien
Series A-2, Class 1
4.00%, due 6/1/37	2,000,000	2,289,984
Series A-2, Class 1
5.00%, due 6/1/36	1,000,000	1,237,223
Clermont County Port Authority, West Clermont Local School District Project, Revenue Bonds
Insured: BAM
5.00%, due 12/1/32	2,200,000	2,547,757
Insured: BAM
5.00%, due 12/1/33	1,335,000	1,543,707
Cleveland-Cuyahoga County Port Authority, Annual Appropriation Bonds, Revenue Bonds
6.00%, due 11/15/25	1,980,000	1,988,802
County of Hamilton OH, Christ Hospital Project, Revenue Bonds
5.50%, due 6/1/42	2,000,000	2,061,554
Ohio Higher Educational Facility Commission, Oberlin College Project, Revenue Bonds
5.00%, due 10/1/31	2,800,000	3,028,565
Ohio Housing Finance Agency, Residential Mortgage, Revenue Bonds
Series A, Insured: GNMA / FNMA / FHLMC
4.50%, due 9/1/48	4,405,000	4,861,507
State of Ohio, Cleveland Clinic Health System Obligated Group, Revenue Bonds
4.00%, due 1/1/46	11,000,000	12,640,388
University of Cincinnati, Revenue Bonds
Series A
5.00%, due 6/1/45	13,025,000	15,707,128
		98,808,696

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.
40	MainStay MacKay Tax Free Bond Fund

	Principal Amount	Value
Long-Term Municipal Bonds (continued)
Oklahoma 0.4%
Garfield County Educational Facilities Authority, Enid Public Schools Project, Revenue Bonds
Series A
5.00%, due 9/1/26	$ 1,800,000	$ 2,156,140
Series A
5.00%, due 9/1/27	3,780,000	4,497,167
Series A
5.00%, due 9/1/28	5,000,000	5,924,890
Series A
5.00%, due 9/1/29	4,620,000	5,457,868
Lincoln County Educational Facilities Authority, Stroud Public Schools Project, Revenue Bonds
5.00%, due 9/1/28	3,200,000	3,791,929
5.00%, due 9/1/29	2,370,000	2,799,815
Oklahoma Housing Finance Agency, Revenue Bonds
Series A
4.75%, due 9/1/48	2,385,000	2,660,396
Oklahoma Municipal Power Authority, Power Suply System, Revenue Bonds
Series A, Insured: AGM
4.00%, due 1/1/47	7,044,000	8,168,396
Weatherford Industrial Trust, Custer County Independent School District No. 26 Weatherford, Revenue Bonds
5.00%, due 3/1/31	1,820,000	2,262,661
5.00%, due 3/1/33	2,500,000	3,092,374
		40,811,636
Oregon 0.7%
Port of Portland Airport OR, Airport, Revenue Bonds
Series A
5.00%, due 7/1/37 (c)	10,550,000	13,131,986
State of Oregon Housing & Community Services Department, Single Family Mortgage Program, Revenue Bonds
Series C
4.50%, due 7/1/49	7,060,000	7,671,432
	Principal Amount	Value

Oregon (continued)
University of Oregon, Revenue Bonds
Series A
3.50%, due 4/1/52	$ 44,130,000	$ 48,542,409
		69,345,827
Pennsylvania 2.2%
City of Philadelphia PA, Unlimited General Obligation
Series B
5.00%, due 2/1/38	5,650,000	6,979,852
City of Philadelphia PA, Water & Wastewater, Revenue Bonds
Series A
5.00%, due 10/1/47	12,000,000	14,384,938
Commonwealth Financing Authority, Tobacco Master Settlement Payment, Revenue Bonds
Insured: AGM
4.00%, due 6/1/39	6,000,000	6,795,623
Insured: BAM
5.00%, due 6/1/31	10,000,000	12,249,248
Commonwealth of Pennsylvania, Unlimited General Obligation, First Series
Series First
4.00%, due 3/1/35	5,000,000	5,755,808
DuBois Hospital Authority, Penn Highlands Healthcare Obligated Group, Revenue Bonds
4.00%, due 7/15/50	6,000,000	6,606,056
Gateway School District Alleghany County, Limited General Obligation
Insured: BAM
3.00%, due 10/15/43	2,500,000	2,679,491
Geisinger Authority, Geisinger Health System Obligated Group, Revenue Bonds
Series A
4.00%, due 4/1/39	7,680,000	8,831,707
Lancaster County Hospital Authority, Penn State Health, Revenue Bonds (d)
5.00%, due 11/1/46	9,250,000	11,268,037
5.00%, due 11/1/51	9,500,000	11,519,571
Monroeville Finance Authority, UPMC Obligated Group, Revenue Bonds
4.25%, due 2/15/42	12,000,000	12,334,598
The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.
41

Portfolio of Investments October 31, 2021† (continued)
	Principal Amount	Value
Long-Term Municipal Bonds (continued)
Pennsylvania (continued)
Pennsylvania Economic Development Financing Authority, UPMC Obligated Group, Revenue Bonds
Series A
4.00%, due 11/15/36	$ 4,965,000	$ 5,668,251
Series A
4.00%, due 11/15/42	7,500,000	8,450,594
Pennsylvania Higher Educational Facilities Authority, University of Pennsylvania Health System, Revenue Bonds
4.00%, due 8/15/44	13,355,000	15,425,065
Pennsylvania Turnpike Commission, Revenue Bonds
Series A, Insured: BAM
5.00%, due 12/1/44	10,000,000	12,513,526
Series A-1
5.00%, due 12/1/46	5,705,000	6,636,837
Series E, Insured: AGM-CR
6.375%, due 12/1/38	3,100,000	4,040,303
Philadelphia Gas Works Co., 1998 General Ordinance, Revenue Bonds
Series 14T
5.00%, due 10/1/31	2,300,000	2,734,510
Pittsburgh Water & Sewer Authority, Revenue Bonds, First Lien
Series A, Insured: AGM
5.00%, due 9/1/44	4,530,000	5,609,335
State Public School Building Authority, Philadelphia Community College, Revenue Bonds
Series A, Insured: BAM
5.00%, due 6/15/28	5,505,000	6,265,232
State Public School Building Authority, School District of Philadelphia (The), Revenue Bonds
Series A, Insured: AGM State Aid Withholding
5.00%, due 6/1/31	30,000,000	35,945,808
Upper Merion Area School District, Limited General Obligation
Series A, Insured: State Aid Withholding
3.00%, due 1/15/41	1,300,000	1,407,627
	Principal Amount	Value

Pennsylvania (continued)
Upper Merion Area School District, Limited General Obligation (continued)
Series A, Insured: State Aid Withholding
3.00%, due 1/15/42	$ 2,000,000	$ 2,159,138
Series A, Insured: State Aid Withholding
3.00%, due 1/15/43	3,000,000	3,233,066
		209,494,221
Puerto Rico 1.0%
Commonwealth of Puerto Rico, Public Improvement, Unlimited General Obligation
Series A, Insured: AGC
5.00%, due 7/1/26	575,000	579,015
Series A, Insured: AGC
5.00%, due 7/1/27	525,000	528,666
Series A-4, Insured: AGM
5.00%, due 7/1/31	5,170,000	5,206,097
Series A, Insured: AGM
5.00%, due 7/1/35	34,920,000	35,227,324
Series C, Insured: AGM
5.375%, due 7/1/28	700,000	707,330
Series C, Insured: AGM
5.75%, due 7/1/37	1,150,000	1,166,053
Series C-9, Insured: NATL-RE
6.00%, due 7/1/27	2,240,000	2,263,264
Commonwealth of Puerto Rico, Unrefunded, Unlimited General Obligation
Series A, Insured: AGC
5.00%, due 7/1/34	285,000	286,990
Series B, Insured: AGC
5.25%, due 7/1/32	500,000	504,654
Puerto Rico Commonwealth Aqueduct & Sewer Authority, Revenue Bonds, Senior Lien
Series A, Insured: AGC
6.125%, due 7/1/24	420,000	447,085
Puerto Rico Convention Center District Authority, Hotel Occupancy Tax, Revenue Bonds
Series A, Insured: AGC
4.50%, due 7/1/36	4,855,000	4,866,300

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.
42	MainStay MacKay Tax Free Bond Fund

	Principal Amount	Value
Long-Term Municipal Bonds (continued)
Puerto Rico (continued)
Puerto Rico Electric Power Authority, Revenue Bonds
Series DDD, Insured: AGM
3.625%, due 7/1/23	$ 3,115,000	$ 3,114,998
Series UU, Insured: AGC
4.25%, due 7/1/27	2,345,000	2,344,998
Series NN, Insured: NATL-RE
4.75%, due 7/1/33	1,140,000	1,154,421
Series RR, Insured: NATL-RE
5.00%, due 7/1/22	1,450,000	1,470,082
Series PP, Insured: NATL-RE
5.00%, due 7/1/23	1,105,000	1,120,304
Series SS, Insured: NATL-RE
5.00%, due 7/1/23	825,000	836,426
Series UU, Insured: AGM
5.00%, due 7/1/23	2,290,000	2,305,989
Series PP, Insured: NATL-RE
5.00%, due 7/1/24	2,915,000	2,955,372
Series UU, Insured: AGM
5.00%, due 7/1/24	4,415,000	4,445,825
Series TT, Insured: AGM
5.00%, due 7/1/27	500,000	503,491
Series SS, Insured: AGM
5.00%, due 7/1/30	550,000	553,840
Series VV, Insured: NATL-RE
5.25%, due 7/1/26	1,875,000	2,012,254
Series VV, Insured: NATL-RE
5.25%, due 7/1/29	1,470,000	1,595,476
Series VV, Insured: NATL-RE
5.25%, due 7/1/32	1,225,000	1,329,091
Series VV, Insured: NATL-RE
5.25%, due 7/1/34	550,000	599,205
Puerto Rico Highway & Transportation Authority, Unrefunded, Revenue Bonds
Series D, Insured: AGM
5.00%, due 7/1/27	2,240,000	2,255,640
Series J, Insured: NATL-RE
5.00%, due 7/1/29	650,000	659,002
Puerto Rico Highway & Transportation Authority, Revenue Bonds
Series L, Insured: NATL-RE
5.25%, due 7/1/24	2,195,000	2,326,231
	Principal Amount	Value

Puerto Rico (continued)
Puerto Rico Municipal Finance Agency, Revenue Bonds
Series A, Insured: AGM
4.75%, due 8/1/22	$ 820,000	$ 823,817
Series A, Insured: AGM
5.00%, due 8/1/27	290,000	292,025
Series A, Insured: AGM
5.00%, due 8/1/30	1,440,000	1,450,054
Series C, Insured: AGC
5.25%, due 8/1/23	340,000	359,296
Puerto Rico Public Buildings Authority, Government Facilities, Revenue Bonds
Series F, Insured: NATL-RE XLCA - ICR Commonwealth
5.25%, due 7/1/23	265,000	274,806
Series K, Insured: AGM State Guaranteed
5.25%, due 7/1/27	1,150,000	1,160,705
Series M-3, Insured: NATL COMMWLTH GTD
6.00%, due 7/1/26	300,000	303,116
Series M-3, Insured: NATL COMMWLTH GTD
6.00%, due 7/1/27	7,465,000	7,542,531
Puerto Rico Sales Tax Financing Corp., Revenue Bonds
Insured: BHAC
(zero coupon), due 8/1/54	98,098	23,016
		95,594,789
Rhode Island 0.3%
City of Cranston RI, Unlimited General Obligation
Series A, Insured: BAM
5.00%, due 8/1/37	1,335,000	1,684,432
Providence Public Building Authority, Various Capital Projects, Revenue Bonds
Series A, Insured: AGM
5.875%, due 6/15/26	1,565,000	1,571,436
Rhode Island Health and Educational Building Corp., City of Providence, Revenue Bonds
Series D, Insured: BAM
4.00%, due 5/15/32	3,695,000	4,512,774
Series D, Insured: BAM
4.00%, due 5/15/41	2,485,000	2,938,084
The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.
43

Portfolio of Investments October 31, 2021† (continued)
	Principal Amount	Value
Long-Term Municipal Bonds (continued)
Rhode Island (continued)
Rhode Island Health and Educational Building Corp., Lifespan Obligated Group, Revenue Bonds
5.00%, due 5/15/26	$ 5,000,000	$ 5,900,589
Rhode Island Health and Educational Building Corp., Public Schools Financing Program, Revenue Bonds
Series B
5.00%, due 5/15/33	1,045,000	1,302,078
Series B
5.00%, due 5/15/34	1,095,000	1,361,423
Series B
5.00%, due 5/15/35	1,150,000	1,427,234
Series B
5.00%, due 5/15/36	1,205,000	1,491,486
Series B
5.00%, due 5/15/37	1,265,000	1,562,129
Rhode Island Housing and Mortgage Finance Corp., Homeownership Opportunity, Revenue Bonds
Series 69-B, Insured: GNMA / FNMA / FHLMC
4.00%, due 10/1/48	3,955,000	4,325,917
		28,077,582
South Carolina 1.9%
Patriots Energy Group Financing Agency, Gas Supply, Revenue Bonds
Series A
4.00%, due 10/1/48 (b)	4,355,000	4,677,859
Piedmont Municipal Power Agency, Revenue Bonds
Series C, Insured: AGC
5.75%, due 1/1/34	10,345,000	10,391,286
South Carolina Public Service Authority, Revenue Bonds
Series A
3.00%, due 12/1/41	7,550,000	8,044,339
Series A
4.00%, due 12/1/40	7,750,000	9,019,430
Series A
4.00%, due 12/1/42	15,370,000	17,764,082
Series C
5.00%, due 12/1/29	5,000,000	5,628,048
	Principal Amount	Value

South Carolina (continued)
South Carolina Public Service Authority, Revenue Bonds (continued)
Series A
5.00%, due 12/1/32	$ 10,000,000	$ 11,752,537
Series A
5.00%, due 12/1/43	15,000,000	18,856,948
Series B
5.00%, due 12/1/46	3,125,000	3,689,318
Series B
5.00%, due 12/1/56	2,500,000	2,934,242
Series E
5.25%, due 12/1/55	28,780,000	33,505,523
South Carolina Public Service Authority, Santee Cooper Project, Revenue Bonds
Series A
5.00%, due 12/1/25	6,445,000	6,469,946
Series D
5.00%, due 12/1/26	1,215,000	1,248,871
Series C
5.00%, due 12/1/36	3,860,000	3,874,941
Series C, Insured: AGM
5.00%, due 12/1/36	2,000,000	2,007,741
Series D
5.00%, due 12/1/43	5,290,000	5,439,049
South Carolina State Housing Finance & Development Authority, Revenue Bonds
Series A
4.50%, due 7/1/48	2,870,000	3,132,916
South Carolina Transportation Infrastructure Bank, Revenue Bonds
Series A, Insured: AGM
5.00%, due 10/1/35	6,110,000	7,451,386
Series A
5.00%, due 10/1/36	15,000,000	18,259,813
Sumter Two School Facilities, Inc., Sumter School District Project, Revenue Bonds
Series C, Insured: BAM
5.00%, due 12/1/27	1,100,000	1,271,399
		175,419,674

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.
44	MainStay MacKay Tax Free Bond Fund

	Principal Amount	Value
Long-Term Municipal Bonds (continued)
South Dakota 0.1%
South Dakota Conservancy District, State Revolving Fund Program, Revenue Bonds
5.00%, due 8/1/37	$ 1,750,000	$ 2,170,781
5.00%, due 8/1/38	3,000,000	3,714,961
		5,885,742
Tennessee 0.6%
Metropolitan Government Nashville & Davidson County Health & Educational Facilities Board, Belmont University, Revenue Bonds
4.00%, due 5/1/39	3,140,000	3,716,540
4.00%, due 5/1/40	3,265,000	3,855,423
5.00%, due 5/1/27	1,270,000	1,548,155
5.00%, due 5/1/31	1,100,000	1,410,153
Metropolitan Nashville Airport Authority (The), Revenue Bonds (c)
Series B
4.00%, due 7/1/49	2,035,000	2,281,417
Series B
5.00%, due 7/1/32	2,500,000	3,140,202
Series B
5.00%, due 7/1/33	5,700,000	7,144,354
Series B
5.00%, due 7/1/49	18,090,000	21,858,089
Tennessee Housing Development Agency, Revenue Bonds
4.50%, due 7/1/49	6,090,000	6,718,985
		51,673,318
Texas 4.8%
Bexar County Hospital District, Certficates of Obligation, Limited General Obligation
4.00%, due 2/15/37	4,200,000	4,738,477
Board of Regents of the University of Texas System, Revenue Bonds
Series A
5.00%, due 8/15/33	10,070,000	12,839,458
Central Texas Turnpike System, Revenue Bonds
Series C
5.00%, due 8/15/34	5,000,000	5,589,987
	Principal Amount	Value

Texas (continued)
Central Texas Turnpike System, Revenue Bonds (continued)
Series C
5.00%, due 8/15/42	$ 2,135,000	$ 2,383,046
City of Austin TX, Airport System, Revenue Bonds (c)
5.00%, due 11/15/24	4,000,000	4,529,075
5.00%, due 11/15/25	4,000,000	4,666,236
Series B
5.00%, due 11/15/44	30,155,000	36,757,962
Series B
5.00%, due 11/15/48	3,490,000	4,221,179
City of Corpus Christi TX, Utility System, Revenue Bonds, Junior Lien
Series A
3.00%, due 7/15/40	3,085,000	3,393,225
City of Dallas TX, Waterworks & Sewer System, Revenue Bonds
Series C
3.00%, due 10/1/50	18,000,000	19,240,861
City of Dallas TX, Hotel Occupancy Tax, Revenue Bonds (d)
4.00%, due 8/15/33	1,000,000	1,120,087
4.00%, due 8/15/37	2,000,000	2,230,199
City of Donna TX, Tax & International Toll Bridge, Limited General Obligation
Insured: BAM
5.00%, due 2/15/30	1,035,000	1,135,929
City of Houston TX, Airport System, Revenue Bonds, Sub. Lien
Series A
4.00%, due 7/1/46 (c)	8,830,000	10,055,094
City of Houston TX, Hotel Occupancy Tax & Special Tax, Revenue Bonds
5.00%, due 9/1/26	565,000	631,878
5.00%, due 9/1/31	2,450,000	2,708,862
5.00%, due 9/1/34	1,550,000	1,713,127
City of Houston TX, Limited General Obligation
Series A
5.00%, due 3/1/29	5,000,000	6,032,537
City of Lubbock TX, Electric Light & Power System, Revenue Bonds
4.00%, due 4/15/51	750,000	852,872
The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.
45

Portfolio of Investments October 31, 2021† (continued)
	Principal Amount	Value
Long-Term Municipal Bonds (continued)
Texas (continued)
City of San Antonio TX, Electric & Gas Systems, Revenue Bonds
5.00%, due 2/1/49	$ 4,150,000	$ 5,145,319
Dallas Area Rapid Transit, Revenue Bonds
Series B
4.00%, due 12/1/36	9,000,000	10,195,508
Dallas County Hospital District, Limited General Obligation
5.00%, due 8/15/30	10,000,000	12,441,386
Dallas Fort Worth International Airport, Revenue Bonds
Series B
4.00%, due 11/1/35	21,390,000	25,164,413
Series C
5.125%, due 11/1/43 (c)	5,310,000	5,563,207
Grand Parkway Transportation Corp., Revenue Bonds
Series C
4.00%, due 10/1/49	26,470,000	30,197,169
Series A
5.00%, due 10/1/35	1,500,000	1,856,143
Series A
5.00%, due 10/1/43	8,625,000	10,568,922
Harris County Cultural Education Facilities Finance Corp., Memorial Hermann Health System, Revenue Bonds
Series A
5.00%, due 7/1/38	4,280,000	4,942,004
Love Field Airport Modernization Corp., Revenue Bonds (c)
Insured: AGM
4.00%, due 11/1/34	9,500,000	11,249,113
Insured: AGM
4.00%, due 11/1/35	7,000,000	8,276,153
Insured: AGM
4.00%, due 11/1/36	8,000,000	9,432,134
Insured: AGM
5.00%, due 11/1/33	10,660,000	13,775,880
North Harris County Regional Water Authority, Revenue Bonds, Senior Lien
Insured: BAM
5.00%, due 12/15/32	3,215,000	3,379,618
	Principal Amount	Value

Texas (continued)
North Texas Tollway Authority, North Texas Tollway System, Revenue Bonds
Series A
5.00%, due 1/1/34	$ 1,400,000	$ 1,585,322
Series A
5.00%, due 1/1/35	2,950,000	3,336,534
Series A, Insured: BAM
5.00%, due 1/1/38	9,500,000	10,722,470
Series B
5.00%, due 1/1/40	22,140,000	23,309,672
Tarrant County Cultural Education Facilities Finance Corp., Buckner Retirement Services, Revenue Bonds
Series A
5.00%, due 11/15/23	1,245,000	1,355,991
Series A
5.00%, due 11/15/24	1,305,000	1,475,922
Series A
5.00%, due 11/15/25	1,370,000	1,598,781
Series A
5.00%, due 11/15/26	1,440,000	1,721,924
Series B
5.00%, due 11/15/46	3,590,000	4,091,714
Texas Department of Housing & Community Affairs, Residential Mortgage, Revenue Bonds
Series A, Insured: GNMA / FNMA
4.75%, due 1/1/49	20,000	22,121
Texas Municipal Gas Acquisition & Supply Corp. III, Gas Supply, Revenue Bonds
5.00%, due 12/15/28	9,000,000	11,122,615
5.00%, due 12/15/29	22,715,000	28,507,866
Texas Municipal Gas Acquisition & Supply Corp. III, Revenue Bonds
5.00%, due 12/15/30	3,250,000	4,135,288
Texas Municipal Power Agency, Transmission System, Revenue Bonds
Insured: AGM
2.00%, due 9/1/33	3,000,000	2,956,642
Insured: AGM
3.00%, due 9/1/46	5,000,000	5,207,051

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.
46	MainStay MacKay Tax Free Bond Fund

	Principal Amount	Value
Long-Term Municipal Bonds (continued)
Texas (continued)
Texas Municipal Power Agency, Revenue Bonds
Insured: AGM
2.50%, due 9/1/51	$ 2,100,000	$ 2,009,365
Texas Private Activity Bond Surface Transportation Corp., LBJ Infrastructure Group LLC, Revenue Bonds, Senior Lien
4.00%, due 12/31/37	4,250,000	4,966,189
4.00%, due 12/31/38	3,000,000	3,494,846
4.00%, due 6/30/39	3,000,000	3,483,625
Texas Public Finance Authority, Financing System-Texas Southern University, Revenue Bonds
Insured: BAM
4.00%, due 5/1/31	1,000,000	1,104,912
Insured: BAM
4.00%, due 5/1/32	1,295,000	1,428,222
Texas State University System, Revenue Bonds
Series A
4.00%, due 3/15/35	2,000,000	2,327,937
Town of Prosper TX, Certificates Of Obligation, Limited General Obligation
4.00%, due 2/15/31	1,235,000	1,437,777
Viridian Municipal Management District, Unlimited General Obligation
Series A, Insured: BAM
6.00%, due 12/1/32	500,000	578,391
West Harris County Regional Water Authority, Revenue Bonds
Insured: BAM
3.50%, due 12/15/46	12,210,000	13,544,720
Insured: BAM
3.50%, due 12/15/60	30,000,000	32,605,899
5.00%, due 12/15/39	1,200,000	1,515,707
		446,674,563
U.S. Virgin Islands 0.5%
Virgin Islands Public Finance Authority, Revenue Bonds
5.00%, due 9/1/30 (e)	5,000,000	5,638,644
	Principal Amount	Value

U.S. Virgin Islands (continued)
Virgin Islands Public Finance Authority, United States Virgin Islands Federal Excise Tax, Revenue Bonds
Series A, Insured: AGM
5.00%, due 10/1/32	$ 15,655,000	$ 16,152,602
Virgin Islands Public Finance Authority, Matching Fund Loan, Revenue Bonds
Series A
5.00%, due 10/1/32	5,100,000	5,063,142
Series A
6.625%, due 10/1/29	5,855,000	5,902,694
Series A
6.75%, due 10/1/37	5,000,000	5,040,730
Virgin Islands Public Finance Authority, United States Virgin Islands, Revenue Bonds
Series C, Insured: AGM
5.00%, due 10/1/39	5,920,000	6,428,909
		44,226,721
Utah 3.4%
City of Salt Lake City UT, Airport, Revenue Bonds (c)
Series A
4.00%, due 7/1/51	50,145,000	57,064,930
Series A
5.00%, due 7/1/42	18,790,000	22,295,955
Series A
5.00%, due 7/1/43	22,555,000	27,063,066
Series A
5.00%, due 7/1/46	17,700,000	21,986,220
Series A
5.00%, due 7/1/47	26,195,000	31,049,009
County of Utah UT, IHC Health Services, Inc., Revenue Bonds
Series A
4.00%, due 5/15/43	9,500,000	11,038,295
Series B
4.00%, due 5/15/47	1,670,000	1,799,176
Series A
5.00%, due 5/15/43	19,725,000	24,728,735
Utah Charter School Finance Authority, Spectrum Academy Project, Revenue Bonds
Insured: UT CSCE
4.00%, due 4/15/45	2,975,000	3,369,648
The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.
47

Portfolio of Investments October 31, 2021† (continued)
	Principal Amount	Value
Long-Term Municipal Bonds (continued)
Utah (continued)
Utah Housing Corp., Revenue Bonds
Series E, Insured: GNMA
2.00%, due 4/21/51	$ 9,835,984	$ 10,016,558
Series F, Insured: GNMA
2.50%, due 5/21/51	9,360,268	9,770,835
Series G, Insured: GNMA
2.50%, due 6/21/51	11,781,550	12,298,321
Series H, Insured: GNMA
2.50%, due 7/21/51	13,540,137	14,134,044
Utah Housing Corp., Mortgage-Backed, Revenue Bonds
Series H, Insured: GNMA
4.50%, due 10/21/48	973,640	1,008,989
Series J, Insured: GNMA
4.50%, due 12/21/48	1,166,348	1,223,752
Series A, Insured: GNMA
4.50%, due 1/21/49	3,016,968	3,165,454
Series B, Insured: GNMA
4.50%, due 2/21/49	1,978,502	2,075,878
Utah Infrastructure Agency, Revenue Bonds
5.00%, due 10/15/38	1,990,000	2,390,135
5.00%, due 10/15/41	2,175,000	2,598,045
Utah Transit Authority, Revenue Bonds
4.00%, due 6/15/39	27,885,000	28,546,803
Series 2018-2
4.00%, due 12/15/41	13,300,000	15,171,097
Utah Transit Authority, Sales Tax, Revenue Bonds
Insured: BAM
5.00%, due 12/15/40	2,780,000	3,379,813
Weber Basin Water Conservancy District, Revenue Bonds
Series A
5.00%, due 10/1/44	5,130,000	6,385,937
		312,560,695
Vermont 0.0% ‡
Vermont Educational & Health Buildings Financing Agency, Middlebury College Project, Revenue Bonds
4.00%, due 11/1/36	1,250,000	1,468,820
	Principal Amount	Value

Virginia 1.1%
Arlington County Industrial Development Authority, Virginia Hospital Center, Revenue Bonds
3.75%, due 7/1/50	$ 10,000,000	$ 11,148,456
4.00%, due 7/1/45	12,000,000	13,831,587
Hampton Roads Transportation Accountability Commission, Revenue Bonds, Senior Lien
Series A
4.00%, due 7/1/50	6,500,000	7,562,242
Series A
4.00%, due 7/1/55	37,835,000	43,918,100
Virginia Housing Development Authority, Revenue Bonds
Series B
3.35%, due 5/1/54	3,800,000	3,955,076
Virginia Resources Authority, Infrastructure Revenue, Revenue Bonds
Series A, Insured: Moral Obligation
5.00%, due 11/1/30	2,245,000	2,353,450
Virginia Small Business Financing Authority, 95 Express Lanes LLC, Revenue Bonds, Senior Lien
5.00%, due 7/1/49 (c)	20,000,000	20,137,610
		102,906,521
Washington 1.2%
Central Puget Sound Regional Transit Authority, Sales Tax & Motor Vehicle Excise Tax, Green Bond, Revenue Bonds
Series S-1
3.00%, due 11/1/36	3,200,000	3,520,800
Port of Seattle, Revenue Bonds
Series C
5.00%, due 8/1/37 (c)	10,605,000	13,549,975
State of Washington, Unlimited General Obligation
Series A
5.00%, due 8/1/31	5,310,000	7,092,920
Series A
5.00%, due 8/1/32	19,750,000	26,295,812
Series A
5.00%, due 8/1/41	9,905,000	12,890,975

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.
48	MainStay MacKay Tax Free Bond Fund

	Principal Amount	Value
Long-Term Municipal Bonds (continued)
Washington (continued)
University of Washington, Revenue Bonds
Series A
4.00%, due 4/1/38	$ 1,860,000	$ 2,213,460
Series A
4.00%, due 4/1/39	2,345,000	2,784,289
Series B
5.00%, due 6/1/37	2,765,000	3,170,376
Washington Higher Education Facilities Authority, Seattle Pacific University Project, Revenue Bonds
Series A
5.00%, due 10/1/32	1,330,000	1,668,692
Series A
5.00%, due 10/1/35	1,000,000	1,247,088
Series A
5.00%, due 10/1/38	1,175,000	1,455,017
Series A
5.00%, due 10/1/45	1,600,000	1,951,085
Washington State Convention Center Public Facilities District, Lodging Tax, Revenue Bonds
Series B, Insured: AGM
3.00%, due 7/1/58	3,640,000	3,785,197
Series B, Insured: AGM
3.00%, due 7/1/58	22,290,000	23,179,130
Washington State Housing Finance Commission, Single Family Program, Revenue Bonds
Series 1N
4.00%, due 12/1/48	4,525,000	4,897,827
Series 1N
4.00%, due 6/1/49	240,000	260,807
		109,963,450
Wisconsin 0.3%
Public Finance Authority, Appalachian Regional Healthcare System Obligated Group, Revenue Bonds
5.00%, due 7/1/39	350,000	439,502
Wisconsin Center District, Junior Dedicated, Revenue Bonds, Junior Lien
Series A
5.00%, due 12/15/31	3,665,000	3,826,261
	Principal Amount	Value

Wisconsin (continued)
Wisconsin Center District, Junior Dedicated, Revenue Bonds, Junior Lien (continued)
Series A
5.00%, due 12/15/32	$ 2,850,000	$ 2,972,959
Wisconsin Health & Educational Facilities Authority, Aspirus, Inc. Obligated Group, Revenue Bonds
4.00%, due 8/15/46 (d)	12,500,000	14,308,770
Wisconsin Health & Educational Facilities Authority, Miriam Osborn Memorial Home Association Project, Revenue Bonds
Series C
5.00%, due 2/15/23	2,110,000	2,234,571
Wisconsin Housing & Economic Development Authority, Revenue Bonds
Series D
4.00%, due 3/1/47	4,230,000	4,608,439
		28,390,502
Wyoming 0.1%
Wyoming Community Development Authority, Revenue Bonds
Series 3
4.00%, due 6/1/43	3,045,000	3,286,812
Series 1
4.00%, due 12/1/48	2,975,000	3,228,009
		6,514,821
Total Long-Term Municipal Bonds (Cost $8,024,375,255)		8,400,518,798
Short-Term Municipal Notes 5.5%
Arkansas 0.1%
City of Osceola AR, Plum Point Energy Associates LLC Project, Revenue Bonds
0.06%, due 4/1/36 (f)	5,000,000	5,000,000
California 0.6%
California Pollution Control Financing Authority, Republic Services, Inc., Revenue Bonds (e)(f)
Series B
0.13%, due 8/1/24	4,500,000	4,500,000
The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.
49

Portfolio of Investments October 31, 2021† (continued)
	Principal Amount	Value
Short-Term Municipal Notes (continued)
California (continued)
California Pollution Control Financing Authority, Republic Services, Inc., Revenue Bonds (e)(f) (continued)
Series A
0.18%, due 8/1/23 (c)	$ 25,000,000	$ 25,000,000
Metropolitan Water District of Southern California, Waterworks, Revenue Bonds
Series C
0.19%, due 7/1/47 (f)	15,000,000	15,005,056
State of California, Unlimited General Obligation
Series A
0.01%, due 5/1/48 (f)	10,000,000	10,000,000
		54,505,056
Colorado 0.1%
E-470 Public Highway Authority, Revenue Bonds
Series B
0.384%, due 9/1/39 (f)	7,500,000	7,517,932
Connecticut 0.1%
Connecticut State Health & Educational Facilities Authority, Yale-New Haven Health Obligated Group, Revenue Bonds
Series C
0.06%, due 7/1/25 (f)	6,900,000	6,900,000
District of Columbia 0.1%
Tender Option Bond Trust Receipts/Certificates, Revenue Bonds
Series 2020-YX1120
0.08%, due 10/1/49 (e)(f)	8,390,000	8,390,000
Georgia 0.7%
Development Authority of Appling County, Oglethorpe Power Corp. Project, Revenue Bonds
Series A
1.50%, due 1/1/38 (f)	2,500,000	2,562,368
	Principal Amount	Value

Georgia (continued)
Development Authority of Burke County (The), Georgia Power Company Plant Vogtle Project, Revenue Bonds (f)
0.09%, due 11/1/52	$ 22,655,000	$ 22,655,000
0.12%, due 11/1/48	15,000,000	15,000,000
Development Authority of Burke County (The), Oglethorpe Power Corp. Project, Revenue Bonds
Series A
1.50%, due 1/1/40 (f)	7,365,000	7,548,735
Development Authority of Floyd County, Georgia Power Company Hammond Project, Revenue Bonds, First Series
0.08%, due 7/1/22 (f)	15,000,000	15,000,000
Development Authority of Monroe County (The), Oglethorpe Power Corp. Scherer Project, Revenue Bonds
Series A
1.50%, due 1/1/39 (f)	3,750,000	3,843,552
		66,609,655
Illinois 0.2%
Tender Option Bond Trust Receipts/Certificates, Revenue Bonds
Series 2015-XF1009, Insured: AGM
0.09%, due 6/15/32 (e)(f)	17,390,000	17,390,000
Kentucky 0.1%
County of Meade KY, Nucor Corp., Green Bond, Revenue Bonds
Series A-1
0.06%, due 7/1/60 (c)(f)	8,160,000	8,160,000
Maryland 0.4%
Maryland Health & Higher Educational Facilities Authority, University of Maryland Medical System, Revenue Bonds
Series E
0.03%, due 7/1/41 (f)	33,885,000	33,885,000

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.
50	MainStay MacKay Tax Free Bond Fund

	Principal Amount	Value
Short-Term Municipal Notes (continued)
Michigan 0.0% ‡
Michigan State Building Authority, Multi-Modal Facilities Program, Revenue Bonds
Series III
0.09%, due 10/15/42 (f)	$ 3,500,000	$ 3,500,000
Minnesota 0.2%
County of Hennepin MN, Unlimited General Obligation
Series B
0.05%, due 12/1/38 (f)	22,260,000	22,260,000
Missouri 0.1%
Rib Floater Trust Various States, Revenue Bonds
Series 2019-016
0.09%, due 6/1/45 (e)(f)	11,000,000	11,000,000
Tender Option Bond Trust Receipts/Certificates, Revenue Bonds
Series 2020-YX1159
0.10%, due 3/1/46 (e)(f)	3,165,000	3,165,000
		14,165,000
New Jersey 0.3%
New Jersey Economic Development Authority, New Jersey-American Water Co., Inc., Revenue Bonds
Series D
1.10%, due 11/1/29 (c)(f)	5,000,000	4,955,847
New Jersey Turnpike Authority, Revenue Bonds
Series D-1
0.758%, due 1/1/24 (f)	25,750,000	25,988,298
		30,944,145
New York 0.6%
City of New York NY, Limited General Obligation (f)
Series 3
0.11%, due 4/1/42	7,500,000	7,500,000
Series 2
0.11%, due 4/1/42	9,900,000	9,900,000
Metropolitan Transportation Authority, Revenue Bonds
Insured: AGM
0.584%, due 11/1/32 (f)	28,000,000	28,100,705
	Principal Amount	Value

New York (continued)
New York City Housing Development Corp., Multi-Family, Sustainable Neighborhood, Revenue Bonds
Series E-3
0.05%, due 5/1/59 (f)	$ 2,300,000	$ 2,300,000
Tender Option Bond Trust Receipts/Certificates, Revenue Bonds
Series 2016-XM0454
0.13%, due 9/15/40 (e)(f)	5,000,000	5,000,000
Triborough Bridge & Tunnel Authority, MTA Bridges & Tunnels, Revenue Bonds
Series 2005B-4A
0.414%, due 1/1/32 (f)	2,750,000	2,753,654
		55,554,359
North Carolina 0.2%
Raleigh Durham Airport Authority, Revenue Bonds
Series C
0.03%, due 5/1/36 (f)	20,680,000	20,680,000
Ohio 0.1%
State of Ohio, Capital Facilities, Revenue Bonds
Series C
0.07%, due 10/1/36 (f)	9,500,000	9,500,000
Oregon 0.1%
Oregon State Facilities Authority, PeaceHealth Obligated Group, Revenue Bonds
Series B
0.03%, due 8/1/34 (f)	9,200,000	9,200,000
South Carolina 0.0% ‡
South Carolina State Housing Finance & Development Authority, Franklin Square LP, Revenue Bonds
0.06%, due 11/1/41 (f)	200,000	200,000
The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.
51

Portfolio of Investments October 31, 2021† (continued)
	Principal Amount	Value
Short-Term Municipal Notes (continued)
Texas 0.9%
Harris County Health Facilities Development Corp., Methodist Hospital, Revenue Bonds (f)
Series A-1
0.03%, due 12/1/41	$ 22,825,000	$ 22,825,000
Series A-2
0.03%, due 12/1/41	14,875,000	14,875,000
Texas Municipal Gas Acquisition & Supply Corp. II, Revenue Bonds
Series C
0.767%, due 9/15/27 (f)	43,200,000	43,434,684
		81,134,684
Wisconsin 0.6%
Public Finance Authority, Waste Management, Inc., Revenue Bonds
Series A
0.20%, due 9/1/27 (c)(f)	12,000,000	12,000,000
State of Wisconsin, Unlimited General Obligation
Series A
0.055%, due 5/1/29 (f)	25,000,000	25,000,000
Wisconsin Health & Educational Facilities Authority, Educational Facilities Authority, Marshfield Clinic Health System Inc., Revenue Bonds
Series A
0.04%, due 2/15/50 (f)	18,685,000	18,685,000
		55,685,000
Total Short-Term Municipal Notes (Cost $510,496,117)		511,180,831
Total Municipal Bonds (Cost $8,534,871,372)		8,911,699,629

	Shares
Closed-End Funds 1.2%
California 0.9%
Invesco California Value Municipal Income Trust, 1.10%, due 12/1/22(e)	80,000,000	80,000,000
	Shares	Value

New York 0.2%
Nuveen New York Quality Municipal Income Fund, 0.25%, due 5/1/47 (c)(e)	20,000,000	$ 20,000,000
North Carolina 0.0% ‡
Invesco Municipal Income Opportunities Trust II, 1.10%, due 12/1/22 (e)(g)	5,000,000	5,000,000
Wisconsin 0.1%
Nuveen Quality Municipal Income Fund, 0.25%, due 3/1/29	11,800,000	11,800,000
Total Closed-End Funds (Cost $116,800,000)		116,800,000
Short-Term Investments 4.7%
Unaffiliated Investment Companies 4.7%
BlackRock Liquidity Funds MuniCash, 0.005% (h)	328,346,325	328,381,378
JPMorgan Institutional Tax Free Money Market Fund, 0.006% (h)	109,405,017	109,459,720
Total Short-Term Investments (Cost $437,841,098)		437,841,098
Total Investments (Cost $9,089,512,470)	101.4%	9,466,340,727
Other Assets, Less Liabilities	(1.4)	(132,995,107)
Net Assets	100.0%	$ 9,333,345,620

†	Percentages indicated are based on Fund net assets.
‡	Less than one-tenth of a percent.
(a)	Step coupon—Rate shown was the rate in effect as of October 31, 2021.
(b)	Coupon rate may change based on changes of the underlying collateral or prepayments of principal. Rate shown was the rate in effect as of October 31, 2021.
(c)	Interest on these securities was subject to alternative minimum tax.
(d)	Delayed delivery security.
(e)	May be sold to institutional investors only under Rule 144A or securities offered pursuant to Section 4(a)(2) of the Securities Act of 1933, as amended.

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.
52	MainStay MacKay Tax Free Bond Fund

(f)	Variable-rate demand notes (VRDNs)—Provide the right to sell the security at face value on either that day or within the rate-reset period. VRDNs will normally trade as if the maturity is the earlier put date, even though stated maturity is longer. The interest rate is reset on the put date at a stipulated daily, weekly, monthly, quarterly, or other specified time interval to reflect current market conditions. These securities do not indicate a reference rate and spread in their description. The maturity date shown is the final maturity.
(g)	Floating rate—Rate shown was the rate in effect as of October 31, 2021.
(h)	Current yield as of October 31, 2021.
Futures Contracts
As of October 31, 2021, the Fund held the following futures contracts1:
Type	Number of Contracts	Expiration Date	Value at Trade Date	Current Notional Amount	Unrealized Appreciation (Depreciation)[2]
Short Contracts
U.S. Treasury 10 Year Notes	(4,750)	December 2021	$ (631,829,249)	$ (620,839,844)	$ 10,989,406
U.S. Treasury Long Bonds	(750)	December 2021	(121,715,035)	(120,632,813)	1,082,222
Net Unrealized Appreciation					$ 12,071,628

1.	As of October 31, 2021, cash in the amount of $9,275,000 was on deposit with a broker or futures commission merchant for futures transactions.
2.	Represents the difference between the value of the contracts at the time they were opened and the value as of October 31, 2021.

Abbreviation(s):
AGC—Assured Guaranty Corp.
AGM—Assured Guaranty Municipal Corp.
BAM—Build America Mutual Assurance Co.
BHAC—Berkshire Hathaway Assurance Corp.
COMMWLTH GTD—Commonwealth Guaranteed
CR—Custodial Receipts
FGIC—Financial Guaranty Insurance Company
FHA—Federal Housing Administration
FHLMC—Federal Home Loan Mortgage Corp.
FNMA—Federal National Mortgage Association
GNMA—Government National Mortgage Association
ICR—Issuer credit ratings
MUN GOVT GTD—Municipal Government Guaranteed
NATL—National Public Finance Guarantee Corp.
NATL-RE—National Public Finance Guarantee Corp.
Q-SBLF—Qualified School Board Loan Fund
SD CRED PROG—School District Credit Enhancement Program
UT CSCE—Utah Charter School Credit Enhancement Program
XLCA—XL Capital Assurance
The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.
53

Portfolio of Investments October 31, 2021† (continued)
The following is a summary of the fair valuations according to the inputs used as of October 31, 2021, for valuing the Fund’s assets:
Description	Quoted Prices in Active Markets for Identical Assets (Level 1)	Significant Other Observable Inputs (Level 2)	Significant Unobservable Inputs (Level 3)	Total
Asset Valuation Inputs
Investments in Securities (a)
Municipal Bonds
Long-Term Municipal Bonds	$ —	$ 8,400,518,798	$ —	$ 8,400,518,798
Short-Term Municipal Notes	—	511,180,831	—	511,180,831
Total Municipal Bonds	—	8,911,699,629	—	8,911,699,629
Closed-End Funds	—	116,800,000	—	116,800,000
Short-Term Investments
Unaffiliated Investment Companies	437,841,098	—	—	437,841,098
Total Investments in Securities	437,841,098	9,028,499,629	—	9,466,340,727
Other Financial Instruments
Futures Contracts (b)	12,071,628	—	—	12,071,628
Total Other Financial Instruments	12,071,628	—	—	12,071,628
Total Investments in Securities and Other Financial Instruments	$ 449,912,726	$ 9,028,499,629	$ —	$ 9,478,412,355

(a)	For a complete listing of investments and their industries, see the Portfolio of Investments.
(b)	The value listed for these securities reflects unrealized appreciation (depreciation) as shown on the Portfolio of Investments.
The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.
54	MainStay MacKay Tax Free Bond Fund

Statement of Assets and Liabilities as of October 31, 2021
Assets
Investment in securities, at value (identified cost $9,089,512,470)	$9,466,340,727
Cash	822
Cash collateral on deposit at broker for futures contracts	9,275,000
Receivables:
Interest	93,621,492
Fund shares sold	29,332,421
Investment securities sold	26,520,903
Other assets	37,909
Total assets	9,625,129,274
Liabilities
Payables:
Investment securities purchased	266,442,833
Fund shares redeemed	16,528,925
Manager (See Note 3)	3,199,609
NYLIFE Distributors (See Note 3)	742,760
Transfer agent (See Note 3)	533,068
Variation margin on futures contracts	35,141
Professional fees	33,896
Trustees	7,418
Shareholder communication	6,351
Custodian	1,977
Accrued expenses	14,195
Distributions payable	4,237,481
Total liabilities	291,783,654
Net assets	$9,333,345,620
Composition of Net Assets
Shares of beneficial interest outstanding (par value of $.01 per share) unlimited number of shares authorized	$ 8,802,992
Additional paid-in-capital	9,020,875,632
9,029,678,624
Total distributable earnings (loss)	303,666,996
Net assets	$9,333,345,620
Class A
Net assets applicable to outstanding shares	$3,134,090,295
Shares of beneficial interest outstanding	295,657,436
Net asset value per share outstanding	$ 10.60
Maximum sales charge (4.50% of offering price)	0.50
Maximum offering price per share outstanding	$ 11.10
Investor Class
Net assets applicable to outstanding shares	$ 9,026,938
Shares of beneficial interest outstanding	847,792
Net asset value per share outstanding	$ 10.65
Maximum sales charge (4.00% of offering price)	0.44
Maximum offering price per share outstanding	$ 11.09
Class B
Net assets applicable to outstanding shares	$ 7,006,158
Shares of beneficial interest outstanding	661,120
Net asset value and offering price per share outstanding	$ 10.60
Class C
Net assets applicable to outstanding shares	$ 194,544,722
Shares of beneficial interest outstanding	18,348,176
Net asset value and offering price per share outstanding	$ 10.60
Class C2
Net assets applicable to outstanding shares	$ 2,990,013
Shares of beneficial interest outstanding	282,169
Net asset value and offering price per share outstanding	$ 10.60
Class I
Net assets applicable to outstanding shares	$5,709,407,903
Shares of beneficial interest outstanding	538,460,607
Net asset value and offering price per share outstanding	$ 10.60
Class R6
Net assets applicable to outstanding shares	$ 276,279,591
Shares of beneficial interest outstanding	26,041,934
Net asset value and offering price per share outstanding	$ 10.61

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.
55

Statement of Operations for the year ended October 31, 2021
Investment Income (Loss)
Income
Interest	$202,236,834
Expenses
Manager (See Note 3)	35,074,826
Distribution/Service—Class A (See Note 3)	7,261,573
Distribution/Service—Investor Class (See Note 3)	22,929
Distribution/Service—Class B (See Note 3)	40,681
Distribution/Service—Class C (See Note 3)	1,065,582
Distribution/Service—Class C2 (See Note 3)	11,274
Transfer agent (See Note 3)	4,570,762
Registration	597,606
Professional fees	386,932
Shareholder communication	226,452
Trustees	189,655
Custodian	91,899
Insurance	51,495
Miscellaneous	196,198
Total expenses	49,787,864
Net investment income (loss)	152,448,970
Realized and Unrealized Gain (Loss)
Net realized gain (loss) on:
Unaffiliated investment transactions	46,205,366
Futures transactions	6,619,638
Net realized gain (loss)	52,825,004
Net change in unrealized appreciation (depreciation) on:
Unaffiliated investments	87,009,823
Futures contracts	9,247,889
Net change in unrealized appreciation (depreciation)	96,257,712
Net realized and unrealized gain (loss)	149,082,716
Net increase (decrease) in net assets resulting from operations	$301,531,686
The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.
56	MainStay MacKay Tax Free Bond Fund

Statements of Changes in Net Assets
for the years ended October 31, 2021 and October 31, 2020
	2021	2020
Increase (Decrease) in Net Assets
Operations:
Net investment income (loss)	$ 152,448,970	$ 133,277,608
Net realized gain (loss)	52,825,004	16,233,287
Net change in unrealized appreciation (depreciation)	96,257,712	85,374,477
Net increase (decrease) in net assets resulting from operations	301,531,686	234,885,372
Distributions to shareholders:
Class A	(62,271,084)	(61,436,754)
Investor Class	(194,857)	(252,488)
Class B	(154,197)	(272,310)
Class C	(4,017,163)	(5,412,059)
Class C2	(28,298)	(295)
Class I	(123,894,470)	(98,634,481)
Class R6	(6,007,788)	(2,964,947)
Total distributions to shareholders	(196,567,857)	(168,973,334)
Capital share transactions:
Net proceeds from sales of shares	3,301,684,748	4,265,384,837
Net asset value of shares issued to shareholder in reinvestment of distributions	144,640,383	122,276,059
Cost of shares redeemed	(1,760,456,507)	(1,754,536,854)
Increase (decrease) in net assets derived from capital share transactions	1,685,868,624	2,633,124,042
Net increase (decrease) in net assets	1,790,832,453	2,699,036,080
Net Assets
Beginning of year	7,542,513,167	4,843,477,087
End of year	$ 9,333,345,620	$ 7,542,513,167
The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.
57

Financial Highlights selected per share data and ratios
	Year Ended October 31,
Class A	2021	2020	2019	2018	2017
Net asset value at beginning of year	$ 10.43	$ 10.33	$ 9.80	$ 10.02	$ 10.18
Net investment income (loss)	0.17(a)	0.26	0.30	0.31	0.31
Net realized and unrealized gain (loss)	0.23	0.11	0.53	(0.22)	(0.16)
Total from investment operations	0.40	0.37	0.83	0.09	0.15
Less distributions:
From net investment income	(0.23)	(0.27)	(0.30)	(0.31)	(0.31)
Net asset value at end of year	$ 10.60	$ 10.43	$ 10.33	$ 9.80	$ 10.02
Total investment return (b)	3.84%	3.66%	8.55%	0.94%	1.50%
Ratios (to average net assets)/Supplemental Data:
Net investment income (loss)	1.63%	2.04%	2.93%	3.15%	3.05%
Net expenses (c)	0.73%	0.75%	0.78%	0.80%	0.81%
Portfolio turnover rate	39%(d)	72%(d)	38%(d)	40%	62%
Net assets at end of year (in 000’s)	$ 3,134,090	$ 2,674,765	$ 1,728,643	$ 1,405,803	$ 1,564,955

(a)	Per share data based on average shares outstanding during the year.
(b)	Total investment return is calculated exclusive of sales charges and assumes the reinvestment of dividends and distributions. For periods of less than one year, total return is not annualized.
(c)	In addition to the fees and expenses which the Fund bears directly, it also indirectly bears a pro-rata share of the fees and expenses of the underlying funds in which it invests. Such indirect expenses are not included in the above expense ratios.
(d)	The portfolio turnover rate includes variable rate demand notes.

	Year Ended October 31,
Investor Class	2021	2020	2019	2018	2017
Net asset value at beginning of year	$ 10.48	$ 10.38	$ 9.84	$ 10.06	$ 10.23
Net investment income (loss)	0.17(a)	0.20	0.30	0.32	0.31
Net realized and unrealized gain (loss)	0.23	0.17	0.54	(0.22)	(0.17)
Total from investment operations	0.40	0.37	0.84	0.10	0.14
Less distributions:
From net investment income	(0.23)	(0.27)	(0.30)	(0.32)	(0.31)
Net asset value at end of year	$ 10.65	$ 10.48	$ 10.38	$ 9.84	$ 10.06
Total investment return (b)	3.80%	3.64%	8.63%	0.97%	1.43%
Ratios (to average net assets)/Supplemental Data:
Net investment income (loss)	1.61%	2.04%	2.95%	3.17%	3.10%
Net expenses (c)	0.76%	0.76%	0.77%	0.78%	0.79%
Portfolio turnover rate	39%(d)	72%(d)	38%(d)	40%	62%
Net assets at end of year (in 000's)	$ 9,027	$ 9,334	$ 9,815	$ 9,690	$ 10,216

(a)	Per share data based on average shares outstanding during the year.
(b)	Total investment return is calculated exclusive of sales charges and assumes the reinvestment of dividends and distributions. For periods of less than one year, total return is not annualized.
(c)	In addition to the fees and expenses which the Fund bears directly, it also indirectly bears a pro-rata share of the fees and expenses of the underlying funds in which it invests. Such indirect expenses are not included in the above expense ratios.
(d)	The portfolio turnover rate includes variable rate demand notes.

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.
58	MainStay MacKay Tax Free Bond Fund

Financial Highlights selected per share data and ratios
	Year Ended October 31,
Class B	2021	2020	2019	2018	2017
Net asset value at beginning of year	$ 10.43	$ 10.33	$ 9.80	$ 10.01	$ 10.18
Net investment income (loss)	0.15(a)	0.12	0.27	0.29	0.28
Net realized and unrealized gain (loss)	0.22	0.23	0.53	(0.21)	(0.17)
Total from investment operations	0.37	0.35	0.80	0.08	0.11
Less distributions:
From net investment income	(0.20)	(0.25)	(0.27)	(0.29)	(0.28)
Net asset value at end of year	$ 10.60	$ 10.43	$ 10.33	$ 9.80	$ 10.01
Total investment return (b)	3.56%	3.38%	8.28%	0.81%	1.17%
Ratios (to average net assets)/Supplemental Data:
Net investment income (loss)	1.38%	1.80%	2.71%	2.92%	2.85%
Net expenses (c)	1.01%	1.01%	1.02%	1.03%	1.04%
Portfolio turnover rate	39%(d)	72%(d)	38%(d)	40%	62%
Net assets at end of year (in 000’s)	$ 7,006	$ 9,286	$ 12,354	$ 14,704	$ 17,068

(a)	Per share data based on average shares outstanding during the year.
(b)	Total investment return is calculated exclusive of sales charges and assumes the reinvestment of dividends and distributions. For periods of less than one year, total return is not annualized.
(c)	In addition to the fees and expenses which the Fund bears directly, it also indirectly bears a pro-rata share of the fees and expenses of the underlying funds in which it invests. Such indirect expenses are not included in the above expense ratios.
(d)	The portfolio turnover rate includes variable rate demand notes.

	Year Ended October 31,
Class C	2021	2020	2019	2018	2017
Net asset value at beginning of year	$ 10.44	$ 10.34	$ 9.80	$ 10.02	$ 10.18
Net investment income (loss)	0.15(a)	0.18	0.27	0.29	0.28
Net realized and unrealized gain (loss)	0.21	0.17	0.54	(0.22)	(0.16)
Total from investment operations	0.36	0.35	0.81	0.07	0.12
Less distributions:
From net investment income	(0.20)	(0.25)	(0.27)	(0.29)	(0.28)
Net asset value at end of year	$ 10.60	$ 10.44	$ 10.34	$ 9.80	$ 10.02
Total investment return (b)	3.46%	3.38%	8.39%	0.71%	1.27%
Ratios (to average net assets)/Supplemental Data:
Net investment income (loss)	1.37%	1.79%	2.69%	2.92%	2.85%
Net expenses (c)	1.01%	1.01%	1.02%	1.03%	1.04%
Portfolio turnover rate	39%(d)	72%(d)	38%(d)	40%	62%
Net assets at end of year (in 000’s)	$ 194,545	$ 220,146	$ 225,762	$ 213,883	$ 241,526

(a)	Per share data based on average shares outstanding during the year.
(b)	Total investment return is calculated exclusive of sales charges and assumes the reinvestment of dividends and distributions. For periods of less than one year, total return is not annualized.
(c)	In addition to the fees and expenses which the Fund bears directly, it also indirectly bears a pro-rata share of the fees and expenses of the underlying funds in which it invests. Such indirect expenses are not included in the above expense ratios.
(d)	The portfolio turnover rate includes variable rate demand notes.

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.
59

Financial Highlights selected per share data and ratios
	Year Ended October 31,	August 31, 2020^ through October 31, 2020
Class C2	2021
Net asset value at beginning of period	$ 10.43	$ 10.52
Net investment income (loss)	0.12(a)	0.03
Net realized and unrealized gain (loss)	0.23	(0.09)
Total from investment operations	0.35	(0.06)
Less distributions:
From net investment income	(0.18)	(0.03)
Net asset value at end of period	$ 10.60	$ 10.43
Total investment return (b)	3.39%	(0.54)%
Ratios (to average net assets)/Supplemental Data:
Net investment income (loss)	1.12%	1.02%††
Net expenses (c)	1.15%	1.15%††
Portfolio turnover rate (d)	39%	72%
Net assets at end of period (in 000’s)	$ 2,990	$ 251

^	Inception date.
††	Annualized.
(a)	Per share data based on average shares outstanding during the period.
(b)	Total investment return is calculated exclusive of sales charges and assumes the reinvestment of dividends and distributions. For periods of less than one year, total return is not annualized.
(c)	In addition to the fees and expenses which the Fund bears directly, it also indirectly bears a pro-rata share of the fees and expenses of the underlying funds in which it invests. Such indirect expenses are not included in the above expense ratios.
(d)	The portfolio turnover rate includes variable rate demand notes.

	Year Ended October 31,
Class I	2021	2020	2019	2018	2017
Net asset value at beginning of year	$ 10.44	$ 10.34	$ 9.80	$ 10.02	$ 10.18
Net investment income (loss)	0.20(a)	0.29	0.32	0.34	0.33
Net realized and unrealized gain (loss)	0.22	0.11	0.54	(0.22)	(0.16)
Total from investment operations	0.42	0.40	0.86	0.12	0.17
Less distributions:
From net investment income	(0.26)	(0.30)	(0.32)	(0.34)	(0.33)
Net asset value at end of year	$ 10.60	$ 10.44	$ 10.34	$ 9.80	$ 10.02
Total investment return (b)	4.00%	3.91%	8.93%	1.19%	1.75%
Ratios (to average net assets)/Supplemental Data:
Net investment income (loss)	1.87%	2.28%	3.14%	3.40%	3.31%
Net expenses (c)	0.48%	0.50%	0.52%	0.55%	0.56%
Portfolio turnover rate	39%(d)	72%(d)	38%(d)	40%	62%
Net assets at end of year (in 000’s)	$ 5,709,408	$ 4,430,985	$ 2,866,903	$ 1,320,591	$ 1,019,263

(a)	Per share data based on average shares outstanding during the year.
(b)	Total investment return is calculated exclusive of sales charges and assumes the reinvestment of dividends and distributions. Class I shares are not subject to sales charges. For periods of less than one year, total return is not annualized.
(c)	In addition to the fees and expenses which the Fund bears directly, it also indirectly bears a pro-rata share of the fees and expenses of the underlying funds in which it invests. Such indirect expenses are not included in the above expense ratios.
(d)	The portfolio turnover rate includes variable rate demand notes.

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.
60	MainStay MacKay Tax Free Bond Fund

Financial Highlights selected per share data and ratios
	Year Ended October 31,	November 1, 2019^ through October 31,
Class R6	2021	2020
Net asset value at beginning of period	$ 10.44	$ 10.34
Net investment income (loss)	0.21(a)	0.27
Net realized and unrealized gain (loss)	0.22	0.13
Total from investment operations	0.43	0.40
Less distributions:
From net investment income	(0.26)	(0.30)
Net asset value at end of period	$ 10.61	$ 10.44
Total investment return (b)	4.15%	3.95%
Ratios (to average net assets)/Supplemental Data:
Net investment income (loss)	1.92%	2.27%
Net expenses (c)	0.43%	0.44%
Portfolio turnover rate (d)	39%	72%
Net assets at end of period (in 000’s)	$ 276,280	$ 197,746

^	Inception date.
(a)	Per share data based on average shares outstanding during the period.
(b)	Total investment return is calculated exclusive of sales charges and assumes the reinvestment of dividends and distributions. Class R6 shares are not subject to sales charges. For periods of less than one year, total return is not annualized.
(c)	In addition to the fees and expenses which the Fund bears directly, it also indirectly bears a pro-rata share of the fees and expenses of the underlying funds in which it invests. Such indirect expenses are not included in the above expense ratios.
(d)	The portfolio turnover rate includes variable rate demand notes.
The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.
61

Notes to Financial Statements
Note 1-Organization and Business
The MainStay Funds (the “Trust”) was organized on January 9, 1986, as a Massachusetts business trust. The Trust is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company, and is comprised of twelve funds (collectively referred to as the "Funds"). These financial statements and notes relate to the MainStay MacKay Tax Free Bond Fund (the "Fund"), a “diversified” fund, as that term is defined in the 1940 Act, as interpreted or modified by regulatory authorities having jurisdiction, from time to time.
The following table lists the Fund's share classes that have been registered and commenced operations:
Class	Commenced Operations
Class A	January 3, 1995
Investor Class	February 28, 2008
Class B	May 1, 1986
Class C	September 1, 1998
Class C2	August 31, 2020
Class I	December 21, 2009
Class R6	November 1, 2019
SIMPLE Class	N/A*

*	SIMPLE Class shares were registered for sale effective as of August 31, 2020 but have not yet commenced operations.
Class B shares of the MainStay Group of Funds are closed to all new purchases as well as additional investments by existing Class B shareholders. Existing Class B shareholders may continue to reinvest dividends and capital gains distributions, as well as exchange their Class B shares for Class B shares of other funds in the MainStay Group of Funds as permitted by the current exchange privileges. Class B shareholders continue to be subject to any applicable contingent deferred sales charge ("CDSC") at the time of redemption. All other features of the Class B shares, including but not limited to the fees and expenses applicable to Class B shares, remain unchanged. Unless redeemed, Class B shareholders will remain in Class B shares of their respective fund until the Class B shares are converted to Class A or Investor Class shares pursuant to the applicable conversion schedule.
Class A and Investor Class shares are offered at net asset value (“NAV”) per share plus an initial sales charge. No initial sales charge applies to investments of $250,000 or more (and certain other qualified purchases) in Class A and Investor Class shares. However, a CDSC of 1.00% may be imposed on certain redemptions made within 18 months of the date of purchase on shares that were purchased without an initial sales charge. Class C and Class C2 shares are offered at NAV without an initial sales charge, although a 1.00% CDSC may be imposed on certain redemptions of such shares made within one year of the date of purchase of Class C and Class C2 shares. When Class B shares were offered, they were offered at NAV without an initial sales charge, although a CDSC that declines depending on the number of years a shareholder held its Class B shares may be imposed on certain redemptions of such shares made within six years of the date of purchase of such shares. Class I and Class R6 shares are offered at NAV without a sales charge. SIMPLE Class shares are currently expected to be offered at NAV without a sales charge. Depending upon eligibility, Class B shares convert to either Class A or Investor Class shares at the end of the calendar quarter eight years after the date they were purchased. In addition, depending upon eligibility, Class C shares convert to either Class A or Investor Class shares at the end of the calendar quarter ten years after the date they were purchased. Additionally, Investor Class shares may convert automatically to Class A shares. Under certain circumstances and as may be permitted by the Trust’s multiple class plan pursuant to Rule 18f-3 under the 1940 Act, specified share classes of the Fund may be converted to one or more other share classes of the Fund as disclosed in the capital share transactions within these Notes. The classes of shares have the same voting (except for issues that relate solely to one class), dividend, liquidation and other rights, and the same terms and conditions, except that under distribution plans pursuant to Rule 12b-1 under the 1940 Act, Class B, Class C and Class C2 shares are subject to higher distribution and/or service fees than Class A, Investor Class or SIMPLE Class shares. Class I and Class R6 shares are not subject to a distribution and/or service fee.
The Fund's investment objective is to seek current income exempt from regular federal income tax.
Note 2–Significant Accounting Policies
The Fund is an investment company and accordingly follows the investment company accounting and reporting guidance of the Financial Accounting Standards Board (“FASB”) Accounting Standards Codification Topic 946 Financial Services—Investment Companies. The Fund prepares its financial statements in accordance with generally accepted accounting principles (“GAAP”) in the United States of America and follows the significant accounting policies described below.
(A) Securities Valuation.  Investments are usually valued as of the close of regular trading on the New York Stock Exchange (the "Exchange") (usually 4:00 p.m. Eastern time) on each day the Fund is open for business ("valuation date").
The Board of Trustees of the Trust (the "Board") adopted procedures establishing methodologies for the valuation of the Fund's securities and other assets and delegated the responsibility for valuation determinations under those procedures to the Valuation Committee of the Trust (the “Valuation Committee”). The procedures state that, subject to the oversight of the Board and unless otherwise noted, the responsibility for the day-to-day valuation of portfolio assets (including fair value measurements for the Fund's assets and liabilities) rests with New York Life Investment Management LLC (“New York Life Investments” or the "Manager"), aided to whatever extent necessary by the Subadvisor (as defined in Note 3(A)). To assess the appropriateness of security valuations, the Manager, the Subadvisor or the Fund's third-party service provider, who is subject to oversight by the Manager, regularly compares prior day prices, prices on comparable securities and the sale prices to

62	MainStay MacKay Tax Free Bond Fund

the prior and current day prices and challenges prices with changes exceeding certain tolerance levels with third-party pricing services or broker sources.
The Board authorized the Valuation Committee to appoint a Valuation Subcommittee (the “Subcommittee”) to establish the prices of securities for which market quotations are not readily available or the prices of which are not otherwise readily determinable under the procedures. The Subcommittee meets (in person, via electronic mail or via teleconference) on an as-needed basis. The Valuation Committee meets to ensure that actions taken by the Subcommittee were appropriate.
For those securities valued through either a standardized fair valuation methodology or a fair valuation measurement, the Subcommittee deals with such valuation and the Valuation Committee reviews and affirms, if appropriate, the reasonableness of the valuation based on such methodologies and measurements on a regular basis after considering information that is reasonably available and deemed relevant by the Valuation Committee. Any action taken by the Subcommittee with respect to the valuation of a portfolio security or other asset is submitted for review and ratification (if appropriate) to the Valuation Committee and the Board at the next regularly scheduled meeting.
"Fair value" is defined as the price the Fund would reasonably expect to receive upon selling an asset or liability in an orderly transaction to an independent buyer in the principal or most advantageous market for the asset or liability. Fair value measurements are determined within a framework that establishes a three-tier hierarchy that maximizes the use of observable market data and minimizes the use of unobservable inputs to establish a classification of fair value measurements for disclosure purposes. "Inputs" refer broadly to the assumptions that market participants would use in pricing the asset or liability, including assumptions about risk, such as the risk inherent in a particular valuation technique used to measure fair value using a pricing model and/or the risk inherent in the inputs for the valuation technique. Inputs may be observable or unobservable. Observable inputs reflect the assumptions market participants would use in pricing the asset or liability based on market data obtained from sources independent of the Fund. Unobservable inputs reflect the Fund’s own assumptions about the assumptions market participants would use in pricing the asset or liability based on the information available. The inputs or methodology used for valuing assets or liabilities may not be an indication of the risks associated with investing in those assets or liabilities. The three-tier hierarchy of inputs is summarized below.
•	Level 1—quoted prices in active markets for an identical asset or liability
•	Level 2—other significant observable inputs (including quoted prices for a similar asset or liability in active markets, interest rates and yield curves, prepayment speeds, credit risk, etc.)
•	Level 3—significant unobservable inputs (including the Fund's own assumptions about the assumptions that market participants would use in measuring fair value of an asset or liability)
The level of an asset or liability within the fair value hierarchy is based on the lowest level of an input, both individually and in the aggregate, that is significant to the fair value measurement. The aggregate value by input level of the Fund’s assets and liabilities as of October 31, 2021, is included at the end of the Portfolio of Investments.
The Fund may use third-party vendor evaluations, whose prices may be derived from one or more of the following standard inputs, among others:
• Benchmark yields	• Reported trades
• Broker/dealer quotes	• Issuer spreads
• Two-sided markets	• Benchmark securities
• Bids/offers	• Reference data (corporate actions or material event notices)
• Industry and economic events	• Comparable bonds
• Monthly payment information
An asset or liability for which market values cannot be measured using the methodologies described above is valued by methods deemed reasonable in good faith by the Valuation Committee, following the procedures established by the Board, to represent fair value. Under these procedures, the Fund generally uses a market-based approach which may use related or comparable assets or liabilities, recent transactions, market multiples, book values and other relevant information. The Fund may also use an income-based valuation approach in which the anticipated future cash flows of the asset or liability are discounted to calculate fair value. Discounts may also be applied due to the nature and/or duration of any restrictions on the disposition of the asset or liability. Fair value represents a good faith approximation of the value of a security. Fair value determinations involve the consideration of a number of subjective factors, an analysis of applicable facts and circumstances and the exercise of judgment. As a result, it is possible that the fair value for a security determined in good faith in accordance with the Fund's valuation procedures may differ from valuations for the same security determined by other funds using their own valuation procedures. Although the Fund's valuation procedures are designed to value a security at the price the Fund may reasonably expect to receive upon the security's sale in an orderly transaction, there can be no assurance that any fair value determination thereunder would, in fact, approximate the amount that the Fund would actually realize upon the sale of the security or the price at which the security would trade if a reliable market price were readily available. During the year ended October 31, 2021, there were no material changes to the fair value methodologies.
Securities which may be valued in this manner include, but are not limited to: (i) a security for which trading has been halted or suspended; (ii) a debt security that has recently gone into default and for which there is not a current market quotation; (iii) a security of an issuer that has entered into a restructuring; (iv) a security that has been delisted from a national exchange; (v) a security for which the market price is not readily available from a third-party pricing source or, if so provided, does not, in the opinion of the Manager or the Subadvisor, reflect the security's market value; (vi) a security subject to trading collars for which no or limited
63

Notes to Financial Statements (continued)
trading takes place; and (vii) a security whose principal market has been temporarily closed at a time when, under normal conditions, it would be open. Securities valued in this manner are generally categorized as Level 3 in the hierarchy. No securities held by the Fund as of October 31, 2021 were fair valued in such a manner.
Investments in mutual funds, including money market funds, are valued at their respective NAVs at the close of business each day on the valuation date. These securities are generally categorized as Level 1 in the hierarchy.
Futures contracts are valued at the last posted settlement price on the market where such futures are primarily traded. These securities are generally categorized as Level 1 in the hierarchy.
Municipal debt securities are valued at the evaluated mean prices supplied by a pricing agent or broker selected by the Manager, in consultation with the Subadvisor. The evaluations are market-based measurements processed through a pricing application and represents the pricing agent's good faith determination as to what a holder may receive in an orderly transaction under market conditions. The rules-based logic utilizes valuation techniques that reflect participants' assumptions and vary by asset class and per methodology, maximizing the use of relevant observable data including quoted prices for similar assets, benchmark yield curves and market corroborated inputs. The evaluated bid or mean prices are deemed by the Manager, in consultation with the Subadvisor, to be representative of market values, at the regular close of trading of the Exchange on each valuation date. Municipal debt securities purchased on a delayed delivery basis are marked to market daily until settlement at the forward settlement date. Municipal debt securities are generally categorized as Level 2 in the hierarchy.
In calculating NAV, each closed-end fund is valued at market value, which will generally be determined using the last reported official closing or last trading price on the exchange or market on which the security is primarily traded at the time of valuation. Price information on closed-end funds is taken from the exchange where the security is primarily traded. In addition, because closed-end funds and exchange-traded funds trade on a secondary market, their shares may trade at a premium or discount to the actual net asset value of their portfolio securities and their shares may have greater volatility because of the potential lack of liquidity. These closed-end funds are generally categorized as Level 1 in the hierarchy.
Temporary cash investments acquired in excess of 60 days to maturity at the time of purchase are valued using the latest bid prices or using valuations based on a matrix system (which considers such factors as security prices, yields, maturities and ratings), both as furnished by independent pricing services. Temporary cash investments that mature in 60 days or less at the time of purchase ("Short-Term Investments") are valued using the amortized cost method of valuation, unless the use of such method would be inappropriate. The amortized cost method involves valuing a security at its cost on the date of purchase and thereafter assuming a constant amortization to maturity of the difference between such cost and the value on maturity date. Amortized cost approximates the current fair value of a security. Securities valued using the amortized cost method are not valued using quoted prices in an active market and are generally categorized as Level 2 in the hierarchy.
The information above is not intended to reflect an exhaustive list of the methodologies that may be used to value portfolio investments. The valuation procedures permit the use of a variety of valuation methodologies in connection with valuing portfolio investments. The methodology used for a specific type of investment may vary based on the market data available or other considerations. The methodologies summarized above may not represent the specific means by which portfolio investments are valued on any particular business day.
(B) Income Taxes.  The Fund's policy is to comply with the requirements of the Internal Revenue Code of 1986, as amended (the “Internal Revenue Code”), applicable to regulated investment companies and to distribute all of its taxable income to the shareholders of the Fund within the allowable time limits.
The Manager evaluates the Fund’s tax positions to determine if the tax positions taken meet the minimum recognition threshold in connection with accounting for uncertainties in income tax positions taken or expected to be taken for the purposes of measuring and recognizing tax liabilities in the financial statements. Recognition of tax benefits of an uncertain tax position is permitted only to the extent the position is “more likely than not” to be sustained assuming examination by taxing authorities. The Manager analyzed the Fund's tax positions taken on federal, state and local income tax returns for all open tax years (for up to three tax years) and has concluded that no provisions for federal, state and local income tax are required in the Fund's financial statements. The Fund's federal, state and local income tax and federal excise tax returns for tax years for which the applicable statutes of limitations have not expired are subject to examination by the Internal Revenue Service and state and local departments of revenue.
(C) Dividends and Distributions to Shareholders. Dividends and distributions are recorded on the ex-dividend date. The Fund intends to declare dividends from net investment income, if any, daily and intends to pay them at least monthly and declares and pays distributions from net realized capital gains, if any, at least annually. Unless a shareholder elects otherwise, all dividends and distributions are reinvested at NAV in the same class of shares of the Fund. Dividends and distributions to shareholders are determined in accordance with federal income tax regulations and may differ from determinations using GAAP.
(D) Security Transactions and Investment Income.  The Fund records security transactions on the trade date. Realized gains and losses on security transactions are determined using the identified cost method. Distributions received from real estate investment trusts may be classified as dividends, capital gains and/or return of capital. Discounts and premiums on securities purchased, other than temporary cash investments that mature in 60 days or less at the time of purchase, for the Fund are accreted and amortized, respectively, on the effective interest rate method.

64	MainStay MacKay Tax Free Bond Fund

Investment income and realized and unrealized gains and losses on investments of the Fund are allocated pro rata to the separate classes of shares based upon their relative net assets on the date the income is earned or realized and unrealized gains and losses are incurred.
The Fund may place a debt security on non-accrual status and reduce related interest income by ceasing current accruals and writing off all or a portion of any interest receivables when the collection of all or a portion of such interest has become doubtful. A debt security is removed from non-accrual status when the issuer resumes interest payments or when collectability of interest is reasonably assured.
(E) Expenses.  Expenses of the Trust are allocated to the individual Funds in proportion to the net assets of the respective Funds when the expenses are incurred, except where direct allocations of expenses can be made. Expenses (other than transfer agent expenses and fees incurred under the shareholder services plans and/or the distribution plans further discussed in Note 3(B)) are allocated to separate classes of shares pro rata based upon their relative net assets on the date the expenses are incurred. The expenses borne by the Fund, including those of related parties to the Fund, are shown in the Statement of Operations.
Additionally, the Fund may invest in mutual funds, which are subject to management fees and other fees that may cause the costs of investing in mutual funds to be greater than the costs of owning the underlying securities directly. These indirect expenses of mutual funds are not included in the amounts shown as expenses in the Statement of Operations or in the expense ratios included in the Financial Highlights.
(F) Use of Estimates.  In preparing financial statements in conformity with GAAP, the Manager makes estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results could differ from those estimates and assumptions.
(G) Futures Contracts.  A futures contract is an agreement to purchase or sell a specified quantity of an underlying instrument at a specified future date and price, or to make or receive a cash payment based on the value of a financial instrument (e.g., foreign currency, interest rate, security or securities index). The Fund is subject to risks such as market price risk and/or interest rate risk in the normal course of investing in these contracts. Upon entering into a futures contract, the Fund is required to pledge to the broker or futures commission merchant an amount of cash and/or U.S. government securities equal to a certain percentage of the collateral amount, known as the “initial margin.” During the period the futures contract is open, changes in the value of the contract are recognized as unrealized appreciation or depreciation by marking to market such contract on a daily basis to reflect the market value of the contract at the end of each day’s trading. The Fund agrees to receive from or pay to the broker or futures commission merchant an amount of cash equal to the daily fluctuation in the value of the contract. Such receipts or payments are known as “variation margin.” When the futures contract is closed, the Fund records a realized gain or loss equal to the difference between the proceeds from (or cost of) the closing transaction and the Fund's basis in the contract.
The use of futures contracts involves, to varying degrees, elements of market risk in excess of the amount recognized in the Statement of Assets and Liabilities. The contract or notional amounts and variation margin reflect the extent of the Fund's involvement in open futures positions. There are several risks associated with the use of futures contracts as hedging techniques. There can be no assurance that a liquid market will exist at the time when the Fund seeks to close out a futures contract. If no liquid market exists, the Fund would remain obligated to meet margin requirements until the position is closed. Futures contracts may involve a small initial investment relative to the risk assumed, which could result in losses greater than if the Fund did not invest in futures contracts. Futures contracts may be more volatile than direct investments in the instrument underlying the futures and may not correlate to the underlying instrument, causing a given hedge not to achieve its objectives. The Fund's activities in futures contracts have minimal counterparty risk as they are conducted through regulated exchanges that guarantee the futures against default by the counterparty. In the event of a bankruptcy or insolvency of a futures commission merchant that holds margin on behalf of the Fund, the Fund may not be entitled to the return of the entire margin owed to the Fund, potentially resulting in a loss. The Fund may invest in futures contracts to seek enhanced returns or to reduce the risk of loss by hedging certain of its holdings. The Fund's investment in futures contracts and other derivatives may increase the volatility of the Fund's NAVs and may result in a loss to the Fund. Open futures contracts as of October 31, 2021, are shown in the Portfolio of Investments.
(H) Delayed Delivery Transactions.  The Fund may purchase or sell securities on a delayed delivery basis. These transactions involve a commitment by the Fund to purchase or sell securities for a predetermined price or yield, with payment and delivery taking place beyond the customary settlement period. When delayed delivery purchases are outstanding, the Fund will designate liquid assets in an amount sufficient to meet the purchase price. When purchasing a security on a delayed delivery basis, the Fund assumes the rights and risks of ownership of the security, including the risk of price and yield fluctuations, and takes such fluctuations into account when determining its NAV. The Fund may dispose of or renegotiate a delayed delivery transaction after it is entered into, and may sell delayed delivery securities before they are delivered, which may result in a realized gain or loss. When the Fund has sold a security it owns on a delayed delivery basis, the Fund does not participate in future gains and losses with respect to the security. Delayed delivery transactions as of October 31, 2021, are shown in the Portfolio of Investments.
(I) Municipal Bond Risk.  The Fund may invest more heavily in municipal bonds from certain cities, states, territories or regions than others, which may increase the Fund’s exposure to losses resulting from economic, political, regulatory occurrences, or declines in tax revenue impacting these particular cities, states, territories or regions. In addition, many state and municipal governments that issue securities are under significant economic and financial stress and may not be able to satisfy their obligations, and these events may be made worse due to economic
65

Notes to Financial Statements (continued)
challenges posed by COVID-19. The Fund may invest a substantial amount of its assets in municipal bonds whose interest is paid solely from revenues of similar projects, such as tobacco settlement bonds. If the Fund concentrates its investments in this manner, it assumes the legal and economic risks relating to such projects and this may have a significant impact on the Fund’s investment performance.
Certain of the issuers in which the Fund may invest have recently experienced, or may experience, significant financial difficulties and repeated credit rating downgrades. On May 3, 2017, the Commonwealth of Puerto Rico (the "Commonwealth") began proceedings pursuant to the Puerto Rico Oversight, Management, and Economic Stability Act (“PROMESA”) to seek bankruptcy-type protections from approximately $74 billion in debt and approximately $48 billion in unfunded pension obligations. In addition, the economic downturn following the outbreak of COVID-19 and the resulting pressure on Puerto Rico’s budget have further contributed to its financial challenges. The federal government has passed certain relief packages, such as the Coronavirus Aid, Relief, and Economic Security Act and the American Rescue Plan, which include more than $5 billion in disaster relief funds for the U.S. territories, including Puerto Rico. However, there can be no assurances that the federal funds allocated to the Commonwealth will be sufficient to address the economic challenges arising from COVID-19. Puerto Rico has reached agreements with the majority of its bondholders relating to restructuring of the Commonwealth Employee Retirement System, Commonwealth of Puerto Rico, Public Building Authority, Convention Center, Highway Authority, and Infrastructure Financing Authority. Under the terms of these agreements, amounts due to bondholders, including the Fund, may be substantially lower than the original investment. Any agreement to restructure such outstanding debt must be approved by the judge overseeing the debt restructuring. Puerto Rico’s debt restructuring process and other economic, political, social, environmental or health factors or developments could occur rapidly and may significantly affect the value of municipal securities of Puerto Rico. Due to the ongoing budget impact from COVID-19 on the Commonwealth’s finances, the Federal Oversight and Management Board for Puerto Rico or the Commonwealth itself could seek to revise or even terminate earlier agreements reached with certain creditors prior to the outbreak of COVID-19. Any agreement between the Federal Oversight and Management Board and creditors is subject to approval by the judge overseeing the Title III proceedings. The composition of the Federal Oversight and Management Board has changed significantly during the past year due to existing members either stepping down or being replaced following the expiration of a member's term. There is no assurance that board members will approve the restructuring agreements the prior board had negotiated.
The Fund’s vulnerability to potential losses associated with such developments may be reduced through investing in municipal securities that feature credit enhancements (such as bond insurance). The bond insurance provider pays both principal and interest when due to the bond holder. The magnitude of Puerto Rico’s debt restructuring or other adverse economic developments could pose significant strains on the ability of municipal securities insurers to meet all future claims. As of October 31, 2021, 100.0% of the Puerto Rico municipal securities held by the Fund were insured.
(J) Indemnifications.  Under the Trust’s organizational documents, its officers and trustees are indemnified against certain liabilities that may arise out of performance of their duties to the Trust. Additionally, in the normal course of business, the Fund enters into contracts with third-party service providers that contain a variety of representations and warranties and that may provide general indemnifications. The Fund's maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Fund that have not yet occurred. The Manager believes that the risk of loss in connection with these potential indemnification obligations is remote. However, there can be no assurance that material liabilities related to such obligations will not arise in the future, which could adversely impact the Fund.
(K) Quantitative Disclosure of Derivative Holdings. The following tables show additional disclosures related to the Fund's derivative and hedging activities, including how such activities are accounted for and their effect on the Fund's financial positions, performance and cash flows.
The Fund entered into futures contracts to help manage the duration and yield curve positioning of the portfolio. These derivatives are not accounted for as hedging instruments.
Fair value of derivative instruments as of October 31, 2021:
Asset Derivatives	Interest Rate Contracts Risk	Total
Futures Contracts - Net Assets—Net unrealized appreciation on futures contracts (a)	$12,071,628	$12,071,628
Total Fair Value	$12,071,628	$12,071,628

(a)	Includes cumulative appreciation (depreciation) of futures contracts as reported in the Portfolio of Investments. Only current day’s variation margin is reported within the Statement of Assets and Liabilities.
The effect of derivative instruments on the Statement of Operations for the year ended October 31, 2021:
Net Realized Gain (Loss) from:	Interest Rate Contracts Risk	Total
Futures Contracts	$6,619,638	$6,619,638
Total Net Realized Gain (Loss)	$6,619,638	$6,619,638

66	MainStay MacKay Tax Free Bond Fund

Net Change in Unrealized Appreciation (Depreciation)	Interest Rate Contracts Risk	Total
Futures Contracts	$9,247,889	$9,247,889
Total Net Change in Unrealized Appreciation (Depreciation)	$9,247,889	$9,247,889

Average Notional Amount	Total
Futures Contracts Short	$(611,264,388)
Note 3–Fees and Related Party Transactions
(A) Manager and Subadvisor. New York Life Investments, a registered investment adviser and an indirect, wholly-owned subsidiary of New York Life Insurance Company ("New York Life"), serves as the Fund's Manager, pursuant to an Amended and Restated Management Agreement ("Management Agreement"). The Manager provides offices, conducts clerical, recordkeeping and bookkeeping services and keeps most of the financial and accounting records required to be maintained by the Fund. Except for the portion of salaries and expenses that are the responsibility of the Fund, the Manager pays the salaries and expenses of all personnel affiliated with the Fund and certain operational expenses of the Fund. The Fund reimburses New York Life Investments in an amount equal to the portion of the compensation of the Chief Compliance Officer attributable to the Fund. MacKay Shields LLC ("MacKay Shields" or the "Subadvisor"), a registered investment adviser and an indirect, wholly-owned subsidiary of New York Life, serves as Subadvisor to the Fund and is responsible for the day-to-day portfolio management of the Fund. Pursuant to the terms of an Amended and Restated Subadvisory Agreement ("Subadvisory Agreement") between New York Life Investments and MacKay Shields, New York Life Investments pays for the services of the Subadvisor.
Effective February 28, 2021, pursuant to the Management Agreement, the Fund pays the Manager a monthly fee for the services performed and the facilities furnished at an annual rate of the Fund’s average daily net assets as follows: 0.45% up to $500 million; 0.425% from $500 million to $1 billion; 0.40% from $1 billion to $5 billion; 0.39% on assets from $5 billion to $7 billion; and 0.38% on assets in excess of $7 billion, plus a fee for fund accounting services previously provided by New York Life Investments under a separate fund accounting agreement furnished at an annual rate of the Fund’s average daily net assets as follows: 0.05% up to $20 million; 0.0333% from $20 million to $100 million; and 0.01% in excess of $100 million.
Prior to February 28, 2021, the Fund paid the Manager a monthly fee for the services performed and the facilities furnished at an annual rate of the Fund’s average daily net assets as follows: 0.45% up to $500 million; 0.425% from $500 million to $1 billion; 0.40% from $1 billion to $5 billion and 0.39% in excess of $5 billion, plus a fee for fund accounting services previously provided by New York Life Investments under a separate fund accounting agreement furnished at an annual rate of the Fund’s average daily net assets as follows: 0.05% up to
$20 million; 0.0333% from $20 million to $100 million; and 0.01% in excess of $100 million. During the year ended October 31, 2021, the effective management fee rate was 0.41%, inclusive of a fee for fund accounting services of 0.01% of the Fund’s average daily net assets.
Prior to February 28, 2021, New York Life Investments had contractually agreed to waive fees and/or reimburse expenses so that Total Annual Fund Operating Expenses (excluding taxes, interest, litigation, extraordinary expenses, brokerage and other transaction expenses relating to the purchase or sale of portfolio investments, and acquired (underlying) fund fees and expenses) for Class A shares did not exceed 0.82% of the Fund’s average daily net assets. New York Life Investments applied an equivalent waiver or reimbursement, in an equal number of basis points, to the other share classes of the Fund, except for Class R6 shares. In addition, New York Life Investments waived fees and/or reimbursed expenses so that Total Annual Fund Operating Expenses (excluding taxes, interest, litigation, extraordinary expenses, brokerage and other transaction expenses relating to the purchase or sale of portfolio investments, and acquired (underlying) fund fees and expenses) for Class R6 shares did not exceed those of Class I.
During the year ended October 31, 2021, New York Life Investments earned fees from the Fund in the amount of $35,074,826 and paid the Subadvisor in the amount of $17,095,639. There were no waived fees and/or reimbursed expenses.
JPMorgan Chase Bank, N.A. ("JPMorgan") provides sub-administration and sub-accounting services to the Fund pursuant to an agreement with New York Life Investments. These services include calculating the daily NAVs of the Fund, maintaining the general ledger and sub-ledger accounts for the calculation of the Fund's NAVs, and assisting New York Life Investments in conducting various aspects of the Fund's administrative operations. For providing these services to the Fund, JPMorgan is compensated by New York Life Investments.
Prior to November 23, 2020, these services were provided by State Street Bank and Trust Company ("State Street").
Pursuant to an agreement between the Trust and New York Life Investments, New York Life Investments is responsible for providing or procuring certain regulatory reporting services for the Fund. The Fund will reimburse New York Life Investments for the actual costs incurred by New York Life Investments in connection with providing or procuring these services for the Fund.
(B) Distribution and Service Fees.  The Trust, on behalf of the Fund, has entered into a distribution agreement with NYLIFE Distributors LLC (the “Distributor”), an affiliate of New York Life Investments. The Fund has adopted distribution plans (the “Plans”) in accordance with the provisions of Rule 12b-1 under the 1940 Act.
Pursuant to the Class A and Investor Class Plans, the Distributor receives a monthly fee from the Class A and Investor Class shares at an annual rate of 0.25% of the average daily net assets of the Class A and Investor Class shares for distribution and/or service activities as designated by the
67

Notes to Financial Statements (continued)
Distributor. Pursuant to the Class B and Class C Plans, Class B and Class C shares pay the Distributor a monthly distribution fee at an annual rate of 0.25% of the average daily net assets of the Class B and Class C shares along with a service fee at an annual rate of 0.25% of the average daily net assets of the Class B and Class C shares, for a total 12b-1 fee of 0.50%. Pursuant to the Class C2 Plan, Class C2 shares pay the Distributor a monthly distribution fee at an annual rate of 0.40% of the average daily net assets of the Class C2 shares, along with a service fee at an annual rate of 0.25% of the average daily net assets of the Class C2 shares, for a total 12b-1 fee of 0.65%. Class I and Class R6 shares are not subject to a distribution and/or service fee.
The Plans provide that the distribution and service fees are payable to the Distributor regardless of the amounts actually expended by the Distributor for distribution of the Fund's shares and service activities.
(C) Sales Charges.  The Fund was advised by the Distributor that the amount of initial sales charges retained on sales of Class A and Investor Class shares during the year ended October 31, 2021, were $77,571 and $2,356, respectively.
The Fund was also advised that the Distributor retained CDSCs on redemptions of Class A, Investor Class, Class B and Class C shares during the year ended October 31, 2021, of $234,999, $750, $5,503 and $25,102, respectively.
(D) Transfer, Dividend Disbursing and Shareholder Servicing Agent. NYLIM Service Company LLC, an affiliate of New York Life Investments, is the Fund's transfer, dividend disbursing and shareholder servicing agent pursuant to an agreement between NYLIM Service Company LLC and the Trust. NYLIM Service Company LLC has entered into an agreement with DST Asset Manager Solutions, Inc. ("DST"), pursuant to which DST performs certain transfer agent services on behalf of NYLIM Service Company LLC. New York Life Investments has contractually agreed to limit the transfer agency expenses charged to the Fund’s share classes to a maximum of 0.35% of that share class’s average daily net assets on an annual basis after deducting any applicable Fund or class-level expense reimbursement or small account fees. This agreement will remain in effect until February 28, 2022, and shall renew automatically for one-year terms unless New York Life Investments provides written notice of termination prior to the start of the next term or upon approval of the Board. During the year ended October 31, 2021, transfer agent expenses incurred by the Fund and any reimbursements, pursuant to the aforementioned Transfer Agency expense limitation agreement, were as follows:
Class	Expense	Waived
Class A	$1,569,277	$—
Investor Class	7,024	—
Class B	6,217	—
Class C	163,115	—
Class C2	1,361	—
Class I	2,813,893	—
Class R6	9,875	—
(E) Small Account Fee.  Shareholders with small accounts adversely impact the cost of providing transfer agency services. In an effort to reduce total transfer agency expenses, the Fund has implemented a small account fee on certain types of accounts. As described in the Fund's prospectus, certain shareholders with an account balance of less than $1,000 ($5,000 for Class A share accounts) are charged an annual per account fee of $20 (assessed semi-annually), the proceeds from which offset transfer agent fees as reflected in the Statement of Operations. This small account fee will not apply to certain types of accounts as described further in the Fund’s prospectus.
(F) Capital. As of October 31, 2021, New York Life and its affiliates beneficially held shares of the Fund with the values and percentages of net assets as follows:
Class C2	$25,675	0.9%
Class R6	27,014	0.0‡

‡	Less than one-tenth of a percent.
Note 4-Federal Income Tax
As of October 31, 2021, the cost and unrealized appreciation (depreciation) of the Fund’s investment portfolio, including applicable derivative contracts and other financial instruments, as determined on a federal income tax basis, were as follows:
	Federal Tax Cost	Gross Unrealized Appreciation	Gross Unrealized (Depreciation)	Net Unrealized Appreciation/ (Depreciation)
Investments in Securities	$9,189,196,872	$291,535,030	$(14,391,175)	$277,143,855
As of October 31, 2021, the components of accumulated gain (loss) on a tax basis were as follows:
Ordinary income	Undistributed Tax Exempt Income	Accumulated Capital and Other Gain (Loss)	Other Temporary Differences	Unrealized Appreciation (Depreciation)	Total Accumulated Gain (Loss)
$—	$3,848,771	$26,911,851	$(4,237,481)	$277,143,855	$303,666,996

68	MainStay MacKay Tax Free Bond Fund

The difference between book-basis and tax-basis unrealized appreciation (depreciation) is primarily due to mark to market of futures contracts and cumulative bond amortization adjustments. The other temporary differences are primarily due to dividends payable and wash sales.
The Fund utilized $24,598,626 of capital loss carryforwards during the year ended October 31, 2021.
During the years ended October 31, 2021 and October 31, 2020, the tax character of distributions paid as reflected in the Statements of Changes in Net Assets was as follows:
	2021	2020
Distributions paid from:
Ordinary Income	$ 1,569,420	$ 322,848
Exempt Interest Dividends	194,998,437	168,650,486
Total	$196,567,857	$168,973,334
Note 5–Custodian
JPMorgan is the custodian of cash and securities held by the Fund. Custodial fees are charged to the Fund based on the Fund's net assets and/or the market value of securities held by the Fund and the number of certain transactions incurred by the Fund.
Prior to November 23, 2020, these services were provided by State Street. The services provided by State Street were a direct expense of the Fund and are included in the Statement of Operations as Custodian fees which totaled $4,295 for the period November 1, 2020 through November 22, 2020.
Note 6–Line of Credit
The Fund and certain other funds managed by New York Life Investments maintain a line of credit with a syndicate of banks in order to secure a source of funds for temporary purposes to meet unanticipated or excessive redemption requests.
Effective July 27, 2021, under the credit agreement (the “Credit Agreement”), the aggregate commitment amount is $600,000,000 with an additional uncommitted amount of $100,000,000. The commitment fee is an annual rate of 0.15% of the average commitment amount payable quarterly, regardless of usage, to JPMorgan, who serves as the agent to the syndicate. The commitment fee is allocated among the Fund and certain other funds managed by New York Life Investments based upon their respective net assets and other factors. Interest on any revolving credit loan is charged based upon the Federal Funds Rate or the one-month London Interbank Offered Rate ("LIBOR"), whichever is higher. The Credit Agreement expires on July 26, 2022, although the Fund, certain other funds managed by New York Life Investments and the syndicate of banks may renew the Credit Agreement for an additional year on the same or different terms or enter into a credit agreement with a different syndicate of banks. Prior to July 27, 2021, the aggregate commitment amount and the commitment fee were the same as those under the current Credit Agreement. During the year ended October 31,
2021, there were no borrowings made or outstanding with respect to the Fund under the Credit Agreement.
Note 7–Interfund Lending Program
Pursuant to an exemptive order issued by the SEC, the Fund, along with certain other funds managed by New York Life Investments, may participate in an interfund lending program. The interfund lending program provides an alternative credit facility that permits the Fund and certain other funds managed by New York Life Investments to lend or borrow money for temporary purposes directly to or from one another, subject to the conditions of the exemptive order. During the year ended October 31, 2021, there were no interfund loans made or outstanding with respect to the Fund.
Note 8–Purchases and Sales of Securities (in 000’s)
During the year ended October 31, 2021, purchases and sales of securities, other than short-term securities, were $4,741,637 and $3,182,932, respectively.
Note 9–Capital Share Transactions
Transactions in capital shares for the years ended October 31, 2021 and October 31, 2020, were as follows:
Class A	Shares	Amount
Year ended October 31, 2021:
Shares sold	99,478,301	$1,062,918,922
Shares issued to shareholders in reinvestment of distributions	5,084,065	54,338,767
Shares redeemed	(65,780,209)	(702,941,180)
Net increase (decrease) in shares outstanding before conversion	38,782,157	414,316,509
Shares converted into Class A (See Note 1)	681,707	7,257,068
Shares converted from Class A (See Note 1)	(159,616)	(1,709,072)
Net increase (decrease)	39,304,248	$ 419,864,505
Year ended October 31, 2020:
Shares sold	157,611,398	$1,621,322,710
Shares issued to shareholders in reinvestment of distributions	5,260,382	54,696,460
Shares redeemed	(73,877,620)	(761,621,950)
Net increase (decrease) in shares outstanding before conversion	88,994,160	914,397,220
Shares converted into Class A (See Note 1)	541,773	5,625,267
Shares converted from Class A (See Note 1)	(472,247)	(4,948,405)
Net increase (decrease)	89,063,686	$ 915,074,082

69

Notes to Financial Statements (continued)
Investor Class	Shares	Amount
Year ended October 31, 2021:
Shares sold	161,146	$ 1,727,078
Shares issued to shareholders in reinvestment of distributions	17,057	183,105
Shares redeemed	(115,386)	(1,241,105)
Net increase (decrease) in shares outstanding before conversion	62,817	669,078
Shares converted into Investor Class (See Note 1)	53,106	568,532
Shares converted from Investor Class (See Note 1)	(158,778)	(1,706,829)
Net increase (decrease)	(42,855)	$ (469,219)
Year ended October 31, 2020:
Shares sold	218,794	$ 2,273,329
Shares issued to shareholders in reinvestment of distributions	22,612	236,084
Shares redeemed	(114,676)	(1,193,871)
Net increase (decrease) in shares outstanding before conversion	126,730	1,315,542
Shares converted into Investor Class (See Note 1)	39,045	407,397
Shares converted from Investor Class (See Note 1)	(221,001)	(2,293,359)
Net increase (decrease)	(55,226)	$ (570,420)

Class B	Shares	Amount
Year ended October 31, 2021:
Shares sold	981	$ 10,463
Shares issued to shareholders in reinvestment of distributions	13,643	145,760
Shares redeemed	(201,005)	(2,144,217)
Net increase (decrease) in shares outstanding before conversion	(186,381)	(1,987,994)
Shares converted from Class B (See Note 1)	(42,736)	(456,262)
Net increase (decrease)	(229,117)	$ (2,444,256)
Year ended October 31, 2020:
Shares sold	253,107	$ 2,612,189
Shares issued to shareholders in reinvestment of distributions	24,633	255,982
Shares redeemed	(546,601)	(5,546,225)
Net increase (decrease) in shares outstanding before conversion	(268,861)	(2,678,054)
Shares converted from Class B (See Note 1)	(36,760)	(381,759)
Net increase (decrease)	(305,621)	$ (3,059,813)

Class C	Shares	Amount
Year ended October 31, 2021:
Shares sold	3,305,683	$ 35,365,767
Shares issued to shareholders in reinvestment of distributions	290,475	3,105,096
Shares redeemed	(5,862,251)	(62,577,165)
Net increase (decrease) in shares outstanding before conversion	(2,266,093)	(24,106,302)
Shares converted from Class C (See Note 1)	(479,209)	(5,096,642)
Net increase (decrease)	(2,745,302)	$ (29,202,944)
Year ended October 31, 2020:
Shares sold	6,054,077	$ 62,779,856
Shares issued to shareholders in reinvestment of distributions	382,748	3,980,400
Shares redeemed	(6,954,302)	(72,186,731)
Net increase (decrease) in shares outstanding before conversion	(517,477)	(5,426,475)
Shares converted from Class C (See Note 1)	(230,958)	(2,395,190)
Net increase (decrease)	(748,435)	$ (7,821,665)

Class C2	Shares	Amount
Year ended October 31, 2021:
Shares sold	258,813	$ 2,765,102
Shares issued to shareholders in reinvestment of distributions	2,647	28,298
Shares redeemed	(3,318)	(35,775)
Net increase (decrease)	258,142	$ 2,757,625
Period ended October 31, 2020:(a)
Shares sold	23,999	$ 250,964
Shares issued to shareholders in reinvestment of distributions	28	295
Shares redeemed	(0) ‡	(5)
Net increase (decrease)	24,027	$ 251,254

70	MainStay MacKay Tax Free Bond Fund

Class I	Shares	Amount
Year ended October 31, 2021:
Shares sold	196,260,720	$2,100,235,655
Shares issued to shareholders in reinvestment of distributions	8,112,416	86,740,578
Shares redeemed	(89,967,840)	(962,334,386)
Net increase (decrease) in shares outstanding before conversion	114,405,296	1,224,641,847
Shares converted into Class I (See Note 1)	142,757	1,529,574
Shares converted from Class I (See Note 1)	(639,170)	(6,825,840)
Net increase (decrease)	113,908,883	$1,219,345,581
Year ended October 31, 2020:
Shares sold	229,489,098	$2,384,123,938
Shares issued to shareholders in reinvestment of distributions	6,061,484	63,084,471
Shares redeemed	(84,329,184)	(869,303,407)
Net increase (decrease) in shares outstanding before conversion	151,221,398	1,577,905,002
Shares converted into Class I (See Note 1)	459,012	4,807,540
Shares converted from Class I (See Note 1)	(4,502,591)	(47,113,382)
Net increase (decrease)	147,177,819	$1,535,599,160

Class R6	Shares	Amount
Year ended October 31, 2021:
Shares sold	9,221,629	$ 98,661,761
Shares issued to shareholders in reinvestment of distributions	9,235	98,779
Shares redeemed	(2,727,931)	(29,182,679)
Net increase (decrease) in shares outstanding before conversion	6,502,933	69,577,861
Shares converted into Class R6 (See Note 1)	636,397	6,804,674
Shares converted from Class R6 (See Note 1)	(33,992)	(365,203)
Net increase (decrease)	7,105,338	$ 76,017,332
Period ended October 31, 2020:(b)
Shares sold	18,912,996	$ 192,021,851
Shares issued to shareholders in reinvestment of distributions	2,153	22,367
Shares redeemed	(4,398,883)	(44,684,665)
Net increase (decrease) in shares outstanding before conversion	14,516,266	147,359,553
Shares converted into Class R6 (See Note 1)	4,510,631	47,243,588
Shares converted from Class R6 (See Note 1)	(90,301)	(951,697)
Net increase (decrease)	18,936,596	$ 193,651,444

‡	Less than one cent per share.
(a)	The inception date of the class was August 31, 2020.
(b)	The inception date of the class was November 1, 2019.
Note 10–Other Matters
An outbreak of COVID-19, first detected in December 2019, has developed into a global pandemic and has resulted in travel restrictions, closure of international borders, certain businesses and securities markets, restrictions on securities trading activities, prolonged quarantines, supply chain disruptions, and lower consumer demand, as well as general concern and uncertainty. The continued impact of COVID-19 and related new variants is uncertain and could further adversely affect the global economy, national economies, individual issuers and capital markets in unforeseeable ways and result in a substantial and extended economic downturn. Developments that disrupt global economies and financial markets, such as COVID-19, may magnify factors that affect the Fund's performance.
Note 11–Subsequent Events
In connection with the preparation of the financial statements of the Fund as of and for the year ended October 31, 2021, events and transactions subsequent to October 31, 2021, through the date the financial statements were issued have been evaluated by the Manager for possible adjustment and/or disclosure. No subsequent events requiring financial statement adjustment or disclosure have been identified.
71

Report of Independent Registered Public Accounting Firm
To the Shareholders of the Fund and Board of Trustees
The MainStay Funds:
Opinion on the Financial Statements
We have audited the accompanying statement of assets and liabilities of MainStay MacKay Tax Free Bond Fund (the Fund), one of the funds constituting The MainStay Funds, including the portfolio of investments, as of October 31, 2021, the related statement of operations for the year then ended, the statements of changes in net assets for each of the years in the two-year period then ended, and the related notes (collectively, the financial statements) and the financial highlights for each of the years or periods in the five-year period then ended. In our opinion, the financial statements and financial highlights present fairly, in all material respects, the financial position of the Fund as of October 31, 2021, the results of its operations for the year then ended, the changes in its net assets for each of the years in the two-year period then ended, and the financial highlights for each of the years or periods in the five-year period then ended, in conformity with U.S. generally accepted accounting principles.
Basis for Opinion
These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.
We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement, whether due to error or fraud. Our audits included performing procedures to assess the risks of material misstatement of the financial statements and financial highlights, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements and financial highlights. Such procedures also included confirmation of securities owned as of October 31, 2021, by correspondence with custodians and brokers or by other appropriate auditing procedures when replies from brokers were not received. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements and financial highlights. We believe that our audits provide a reasonable basis for our opinion.
We have served as the auditor of one or more New York Life Investment Management investment companies since 2003.
Philadelphia, Pennsylvania
December 24, 2021
72	MainStay MacKay Tax Free Bond Fund

Federal Income Tax
Information   (Unaudited)
The Fund is required under the Internal Revenue Code to advise shareholders in a written statement as to the federal tax status of dividends paid by the Fund during such fiscal years.
For Federal individual income tax purposes, the Fund designated 99.2% of the ordinary income dividends paid during its fiscal year ended October 31, 2021 as attributable to interest income from Tax Exempt Municipal Bonds. Such dividends are currently exempt from Federal income taxes under Section 103(a) of the Internal Revenue Code.
In February 2022, shareholders will receive an IRS Form 1099-DIV or substitute Form 1099, which will show the federal tax status of the distributions received by shareholders in calendar year 2021. The amounts that will be reported on such 1099-DIV or substitute Form 1099 will be the amounts you are to use on your federal income tax return and will differ from the amounts which we must report for the Fund's fiscal year ended October 31, 2021.
Proxy Voting Record
The Fund is required to file with the SEC its proxy voting records for the 12-month period ending June 30 on Form N-PX. The most recent Form N-PX or proxy voting record is available free of charge upon request by calling 800-624-6782; visiting the MainStay Funds’ website at newyorklifeinvestments.com; or visiting the SEC’s website at www.sec.gov.
Shareholder Reports and Quarterly Portfolio Disclosure
The Fund is required to file its complete schedule of portfolio holdings with the SEC 60 days after its first and third fiscal quarter on Form N-PORT. The Fund's holdings report is available free of charge upon request by calling New York Life Investments at 800-624-6782.
73

Board of Trustees and Officers (Unaudited)
The Trustees and officers of the Fund are listed below. The Board oversees the MainStay Group of Funds (which consists of MainStay Funds and MainStay Funds Trust), MainStay VP Funds Trust, MainStay MacKay DefinedTerm Municipal Opportunities Fund, MainStay CBRE Global Infrastructure Megatrends Fund, the Manager and the Subadvisors, and elects the officers of the Funds who are responsible for the day-to-day operations of the Fund. Information pertaining to the Trustees and officers is set forth below. Each Trustee serves until his or her successor is elected and qualified or until his or her resignation, death or removal. Under the Board’s retirement policy, unless an exception is made, a Trustee must tender his or her resignation by the end of the calendar year during which he or she reaches the age of 75. Mr. Nolan reached the age of 75 during the calendar year 2021. Accordingly, Mr. Nolan is expected to serve until the end of calendar year 2021, at which time he intends to retire. Additionally, Ms. Hammond was appointed as a Trustee of the Fund effective as of Mr. Nolan's retirement. Officers are elected annually by the Board. The business address of each Trustee and officer listed below is 51 Madison Avenue, New York, New York 10010. A majority of the Trustees are not “interested persons” (as defined by the 1940 Act and rules adopted by the SEC thereunder) of the Fund (“Independent Trustees”).
Name and Year of Birth	Term of Office, Position(s) Held and Length of Service	Principal Occupation(s) During Past Five Years	Number of Portfolios in Fund Complex Overseen by Trustee	Other Directorships Held by Trustee

Yie-Hsin Hung* 1962	MainStay Funds: Trustee since 2017; MainStay Funds Trust: Trustee since 2017	Senior Vice President of New York Life since joining in 2010, Member of the Executive Management Committee since 2017, Chief Executive Officer, New York Life Investment Management Holdings LLC & New York Life Investment Management LLC since 2015. Senior Managing Director and Co-President of New York Life Investment Management LLC from January 2014 to May 2015. Previously held positions of increasing responsibility, including head of NYLIM International, Alternative Growth Businesses, and Institutional investments since joining New York Life in 2010	78	MainStay VP Funds Trust:
Trustee since 2017 (31 portfolios);
MainStay MacKay DefinedTerm Municipal Opportunities Fund: Trustee
since 2017; and
MainStay CBRE Global Infrastructure Megatrends Fund: Trustee
since June 2021
*	This Trustee is considered to be an “interested person” of the MainStay Group of Funds, MainStay VP Funds Trust and MainStay MacKay DefinedTerm Municipal Opportunities Fund, within the meaning of the 1940 Act because of her affiliation with New York Life Insurance Company, New York Life Investment Management LLC, Candriam Belgium S.A., Candriam Luxembourg S.C.A., IndexIQ Advisors LLC, MacKay Shields LLC, NYL Investors LLC, NYLIFE Securities LLC and/or NYLIFE Distributors LLC, as described in detail above in the column entitled “Principal Occupation(s) During Past Five Years.”

Interested Trustee
74	MainStay MacKay Tax Free Bond Fund

Name and Year of Birth	Term of Office, Position(s) Held and Length of Service	Principal Occupation(s) During Past Five Years	Number of Portfolios in Fund Complex Overseen by Trustee	Other Directorships Held by Trustee

David H. Chow 1957	MainStay Funds: Trustee since 2016, Advisory Board Member (June 2015 to December 2015); MainStay Funds Trust: Trustee since 2016, Advisory Board Member (June 2015 to December 2015)	Founder and CEO, DanCourt Management, LLC since 1999	78	MainStay VP Funds Trust: Trustee since 2016, Advisory Board Member (June 2015 to December 2015) (31 portfolios);
MainStay MacKay DefinedTerm Municipal Opportunities Fund: Trustee since 2016, Advisory Board Member (June 2015 to December 2015);
				MainStay CBRE Global Infrastructure Megatrends Fund: Trustee since June 2021; Market Vectors Group of Exchange-Traded Funds: Independent Chairman of the Board of Trustees since 2008 and Trustee since 2006 (56 portfolios); and Berea College of Kentucky: Trustee since 2009, Chair of the Investment Committee since 2018
Susan B. Kerley 1951	MainStay Funds: Chairman since 2017 and Trustee since 2007; MainStay Funds Trust: Chairman since 2017 and Trustee since 1990**	President, Strategic Management Advisors LLC since 1990	78	MainStay VP Funds Trust: Chairman since January 2017 and Trustee since 2007 (31 portfolios)***;
MainStay MacKay DefinedTerm Municipal Opportunities Fund: Chairman since 2017 and Trustee since 2011;
				MainStay CBRE Global Infrastructure Megatrends Fund: Trustee since June 2021; and Legg Mason Partners Funds: Trustee since 1991 (45 portfolios)
Alan R. Latshaw 1951	MainStay Funds: Trustee; MainStay Funds Trust: Trustee since 2007**	Retired; Partner, Ernst & Young LLP (2002 to 2003); Partner, Arthur Andersen LLP (1989 to 2002); Consultant to the MainStay Funds Audit and Compliance Committee (2004 to 2006)	78	MainStay VP Funds Trust: Trustee since 2007 (31 portfolios)***;
MainStay MacKay DefinedTerm Municipal Opportunities Fund: Trustee since 2011; and
				MainStay CBRE Global Infrastructure Megatrends Fund: Trustee since June 2021
Richard H. Nolan, Jr. 1946	MainStay Funds: Trustee since 2007; MainStay Funds Trust: Trustee since 2007**	Managing Director, ICC Capital Management since 2004; President—Shields/Alliance, Alliance Capital Management (1994 to 2004)	78	MainStay VP Funds Trust: Trustee since 2006 (31 portfolios)***; and MainStay MacKay DefinedTerm Municipal Opportunities Fund: Trustee since 2011
Jacques P. Perold 1958	MainStay Funds: Trustee since 2016, Advisory Board Member (June 2015 to December 2015); MainStay Funds Trust: Trustee since 2016, Advisory Board Member (June 2015 to December 2015)	Founder and Chief Executive Officer, Capshift Advisors LLC (Since 2018); President, Fidelity Management & Research Company (2009 to 2014); President and Chief Investment Officer, Geode Capital Management, LLC (2001 to 2009)	78	MainStay VP Funds Trust: Trustee since 2016, Advisory Board Member (June 2015 to December 2015) (31 portfolios);
MainStay MacKay DefinedTerm Municipal Opportunities Fund: Trustee since 2016, Advisory Board Member (June 2015 to December 2015);
MainStay CBRE Global Infrastructure Megatrends Fund: Trustee since June 2021; Partners in Health: Trustee since 2019; Allstate Corporation: Director since 2015;
				and MSCI, Inc.: Director since 2017
Independent Trustees
75

Board of Trustees and Officers (Unaudited) (continued)
Name and Year of Birth	Term of Office, Position(s) Held and Length of Service	Principal Occupation(s) During Past Five Years	Number of Portfolios in Fund Complex Overseen by Trustee	Other Directorships Held by Trustee

Richard S. Trutanic 1952	MainStay Funds: Trustee since 1994; MainStay Funds Trust: Trustee since 2007**	Chairman and Chief Executive Officer, Somerset & Company (financial advisory firm) since 2004; Managing Director, The Carlyle Group (private investment firm) (2002 to 2004); Senior Managing Director, Partner and Board Member, Groupe Arnault S.A. (private investment firm) (1999 to 2002)	78	MainStay VP Funds Trust: Trustee since 2007 (31 portfolios)***;
MainStay MacKay DefinedTerm Municipal Opportunities Fund: Trustee since 2011; and MainStay CBRE Global Infrastructure Megatrends Fund; Trustee since June 2021
**	Includes prior service as a Director/Trustee of certain predecessor entities to MainStay Funds Trust.
***	Includes prior service as a Director of MainStay VP Series Fund, Inc., the predecessor to MainStay VP Funds Trust.

Name and Year of Birth	Term of Office, Position(s) Held and Length of Service	Principal Occupation(s) During Past Five Years	Number of Portfolios in Fund Complex Overseen by Trustee	Other Directorships Held by Trustee

Karen Hammond 1956	MainStay Funds: Advisory Board Member since June 2021; MainStay Funds Trust: Advisory Board Member since June 2021	Retired, Managing Director, Devonshire Investors (2007 to 2013); Senior Vice President, Fidelity Management & Research Co. (2005 to 2007); Senior Vice President and Corporate Treasurer, FMR Corp. (2003 to 2005); Chief Operating Officer, Fidelity Investments Japan (2001 to 2003)	78	MainStay VP Funds Trust: Advisory Board Member since June 2021 (31 portfolios);
MainStay MacKay DefinedTerm Municipal Opportunities Fund: Advisory Board Member since June 2021;
MainStay CBRE Global Infrastructure Megatrends Fund: Advisory Board Member since June 2021;
Two Harbors Investment Corp: Trustee since 2018, Chair of the Special Committee since 2019; Rhode Island School of Design: Trustee and Chair of the Finance Committee since 2015
Advisory Board Member	Independent Trustees
76	MainStay MacKay Tax Free Bond Fund

Name and Year of Birth	Position(s) Held and Length of Service	Principal Occupation(s) During Past Five Years

Kirk C. Lehneis 1974	President, MainStay Funds, MainStay Funds Trust since 2017	Chief Operating Officer and Senior Managing Director since 2016, New York Life Investment Management LLC; Chairman of the Board since 2017, NYLIFE Distributors LLC; Chairman of the Board, NYLIM Service Company LLC since 2017; Trustee, President and Principal Executive Officer of IndexIQ Trust, IndexIQ ETF Trust and IndexIQ Active ETF Trust since January 2018; President, MainStay MacKay DefinedTerm Municipal Opportunities Fund and MainStay VP Funds Trust since 2017** and MainStay CBRE Global Infrastructure Megatrends Fund since June 2021; Senior Managing Director, Global Product Development (2015 to 2016); Managing Director, Product Development (2010 to 2015), New York Life Investment Management LLC
Jack R. Benintende 1964	Treasurer and Principal Financial and Accounting Officer, MainStay Funds since 2007, MainStay Funds Trust since 2009	Managing Director, New York Life Investment Management LLC since 2007; Treasurer and Principal Financial and Accounting Officer, MainStay MacKay DefinedTerm Municipal Opportunities Fund since 2011, MainStay VP Funds Trust since 2007** and MainStay CBRE Global Infrastructure Megatrends Fund since June 2021; and Assistant Treasurer, New York Life Investment Management Holdings LLC (2008 to 2012)
J. Kevin Gao 1967	Secretary and Chief Legal Officer, MainStay Funds and MainStay Funds Trust since 2010	Managing Director and Associate General Counsel, New York Life Investment Management LLC since 2010; Secretary and Chief Legal Officer, MainStay MacKay DefinedTerm Municipal Opportunities Fund since 2011, MainStay VP Funds Trust since 2010** and MainStay CBRE Global Infrastructure Megatrends Fund since June 2021
Scott T. Harrington 1959	Vice President— Administration, MainStay Funds since 2005, MainStay Funds Trust since 2009	Managing Director, New York Life Investment Management LLC (including predecessor advisory organizations) since 2000; Member of the Board of Directors, New York Life Trust Company since 2009; Vice President—Administration, MainStay MacKay DefinedTerm Municipal Opportunities Fund since 2011, MainStay VP Funds Trust since 2005** and MainStay CBRE Global Infrastructure Megatrends Fund since June 2021
Kevin M. Bopp 1969	Vice President and Chief Compliance Officer, MainStay Funds and MainStay Funds Trust since 2021 and 2014 to 2020	Vice President and Chief Compliance Officer, New York Life Investments Alternatives LLC and New York Life Investment Management Holdings LLC since 2020; Vice President since 2018 and Chief Compliance Officer since 2016, New York Life Investment Management LLC; Vice President and Chief Compliance Officer, IndexIQ Advisors LLC, IndexIQ Holdings Inc., IndexIQ LLC and IndexIQ Trust since 2017; Director and Associate General Counsel (2011 to 2014) and Vice President and Assistant General Counsel (2010 to 2011), New York Life Investment Management LLC;Vice President and Chief Compliance Officer, MainStay VP Funds Trust and MainStay MacKay DefinedTerm Municipal Opportunities Fund since June 2021 and 2014 to 2020 and MainStay CBRE Global Infrastructure Megatrends Fund since June 2021; Assistant Secretary, MainStay Funds, MainStay Funds Trust and MainStay VP Funds Trust (2010 to 2014)**, MainStay MacKay DefinedTerm Municipal Opportunities Fund (2011 to 2014)
*	The officers listed above are considered to be “interested persons” of the MainStay Group of Funds, MainStay VP Funds Trust and MainStay MacKay DefinedTerm Municipal Opportunities Fund within the meaning of the 1940 Act because of their affiliation with the MainStay Group of Funds, New York Life Insurance Company and/or its affiliates, including New York Life Investment Management LLC, NYLIM Service Company LLC, NYLIFE Securities LLC and/or NYLIFE Distributors LLC, as described in detail in the column captioned “Principal Occupation(s) During Past Five Years.” Officers are elected annually by the Board.
**	Includes prior service as an Officer of MainStay VP Series Fund, Inc., the predecessor to MainStay VP Funds Trust.
Officers of the Trust (Who are not Trustees)*
77

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MainStay Funds
Equity
U.S. Equity
MainStay Epoch U.S. Equity Yield Fund
MainStay MacKay S&P 500 Index Fund
MainStay Winslow Large Cap Growth Fund
MainStay WMC Enduring Capital Fund
MainStay WMC Growth Fund
MainStay WMC Small Companies Fund
MainStay WMC Value Fund
International Equity
MainStay Epoch International Choice Fund
MainStay MacKay International Equity Fund
MainStay WMC International Research Equity Fund
Emerging Markets Equity
MainStay Candriam Emerging Markets Equity Fund
Global Equity
MainStay Epoch Capital Growth Fund
MainStay Epoch Global Equity Yield Fund
Fixed Income
Taxable Income
MainStay Candriam Emerging Markets Debt Fund
MainStay Floating Rate Fund
MainStay MacKay High Yield Corporate Bond Fund
MainStay MacKay Short Duration High Yield Fund
MainStay MacKay Strategic Bond Fund
MainStay MacKay Total Return Bond Fund
MainStay MacKay U.S. Infrastructure Bond Fund
MainStay Short Term Bond Fund
Tax-Exempt Income
MainStay MacKay California Tax Free Opportunities Fund1
MainStay MacKay High Yield Municipal Bond Fund
MainStay MacKay New York Tax Free Opportunities Fund2
MainStay MacKay Short Term Municipal Fund
MainStay MacKay Strategic Municipal Allocation Fund3
MainStay MacKay Tax Free Bond Fund
Money Market
MainStay Money Market Fund
Mixed Asset
MainStay Balanced Fund
MainStay Income Builder Fund
MainStay MacKay Convertible Fund
Speciality
MainStay CBRE Global Infrastructure Fund
MainStay CBRE Real Estate Fund
MainStay Cushing MLP Premier Fund
Asset Allocation
MainStay Conservative Allocation Fund
MainStay Conservative ETF Allocation Fund
MainStay Defensive ETF Allocation Fund
MainStay Equity Allocation Fund
MainStay Equity ETF Allocation Fund
MainStay ESG Multi-Asset Allocation Fund
MainStay Growth Allocation Fund
MainStay Growth ETF Allocation Fund
MainStay Moderate Allocation Fund
MainStay Moderate ETF Allocation Fund

Manager
New York Life Investment Management LLC
New York, New York
Subadvisors
Candriam Belgium S.A.4
Brussels, Belgium
Candriam Luxembourg S.C.A.4
Strassen, Luxembourg
CBRE Investment Management Listed Real Assets LLC
Radnor, Pennsylvania
Cushing Asset Management, LP
Dallas, Texas
Epoch Investment Partners, Inc.
New York, New York
MacKay Shields LLC4
New York, New York
NYL Investors LLC4
New York, New York
Wellington Management Company LLP
Boston, Massachusetts
Winslow Capital Management, LLC
Minneapolis, Minnesota
Legal Counsel
Dechert LLP
Washington, District of Columbia
Independent Registered Public Accounting Firm
KPMG LLP
Philadelphia, Pennsylvania
Distributor
NYLIFE Distributors LLC4
Jersey City, New Jersey
Custodian
JPMorgan Chase Bank, N.A.
New York, New York

  1.
This Fund is registered for sale in AZ, CA, NV, OR, TX, UT, WA and MI (Class A and I shares only), and CO, FL, GA, HI, ID, MA, MD, NH, NJ and NY (Class I shares only).
2.	This Fund is registered for sale in CA, CT, DE, FL, MA, NJ, NY and VT.
3.	Prior to November 30, 2021, the Fund's name was formerly MainStay MacKay Intermediate Tax Free Bond Fund.
4.	An affiliate of New York Life Investment Management LLC.
Not part of the Annual Report

For more information
800-624-6782
newyorklifeinvestments.com
“New York Life Investments” is both a service mark, and the common trade name, of certain investment advisors affiliated with New York Life Insurance Company. The MainStay Funds® are managed by New York Life Investment Management LLC and distributed by NYLIFE Distributors LLC, 30 Hudson Street, Jersey City, NJ 07302, a wholly owned subsidiary of New York Life Insurance Company. NYLIFE Distributors LLC is a Member FINRA/SIPC.
©2021 NYLIFE Distributors LLC. All rights reserved.
1716275MS180-21	MST11-12/21
(NYLIM) NL215

MainStay MacKay U.S. Infrastructure Bond Fund

Message from the President and Annual Report
October 31, 2021
Sign up for e-delivery of your shareholder reports. For full details on e-delivery, including who can participate and what you can receive via e-delivery, please log in to newyorklifeinvestments.com/accounts.
Not FDIC/NCUA Insured	Not a Deposit	May Lose Value	No Bank Guarantee	Not Insured by Any Government Agency

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Message from the President
An improved economic outlook provided support to both the equity and fixed-income markets during the 12-month reporting period ended October 31, 2021, but several factors agitated the markets at times, including inflation concerns, uncertainty about the Federal Reserve’s (“Fed”) policy, the re-emergence of COVID-19, and political standoffs in Washington. While stock markets posted solid gains, bonds finished down somewhat, due largely to a sell-off in U.S. Treasury issues early in the year.
The reporting period began with a dramatic shift in the market environment when the discovery of two COVID-19 vaccine candidates was announced. The $900 billion relief package passed in December also added to investor confidence. On the other hand, late in 2021, government inaction added to market uncertainty as Congress came to a stalemate over the debt ceiling and a $3.5 trillion reconciliation package.
As the reporting period progressed investors became increasingly focused on inflation, and a variety of developments fueled these concerns. Early in 2021, the Fed opted to leave interest rates unchanged, pointing to the low inflation rate. But, mindful of the Fed’s new, more lenient approach to pricing pressures—announced late in 2020—and of sizable fiscal spending enacted in response to the pandemic, investors grew concerned, which led to a sell-off in longer-dated Treasury issues in February and March.
Energy prices continued to rebound from a low point at the height of the pandemic in 2020, and shortages in various sectors, including semiconductors and construction supplies, resulted in rising prices. An anticipated $1+ trillion infrastructure spending bill added to inflation concerns. The Consumer Price Index, a measure of pricing pressures across the economy, ticked up in March, exceeded a 4% annualized rate in April, and remained above 5% through September.
In September, the Fed increased its forecast for inflation in 2021 from 3.4% to 4.2% and its forecast for 2022 from 2.1% to 2.2%. After the reporting period, Fed officials announced that a reduction in the Fed's bond purchasing program would begin in November 2021.
In fixed-income markets, these concerns and the sell-off in issues of longer-term Treasury bonds weighed on investment grade corporate bonds. Early in the reporting period, they performed well as the economic outlook improved, but pricing pressures and uncertainty about when the Fed would reduce its bond-purchasing program took a toll. High-yield bonds fared better, supported by more attractive yields and the improved outlook for economic growth.
In the municipal market, healthy fundamentals, $350 billion in financial support from the federal government, and the prospect of an increase in federal income tax rates on corporations and higher-earning households provided some support. But intermittent fears about the effect of the Delta variant of COVID-19, inflation concerns, and an anticipated rise in Treasury yields weighed on the market at times.
In equities, turmoil in the Treasury market led to a shift early in the reporting period. The rise of yields on longer Treasury issues disrupted the momentum of growth stocks as investors sought to capture the impact of improving economic growth by moving into more cyclical and value-oriented shares. But growth stocks rebounded later as concerns about the pace of the economic recovery arose with the emergence of the Delta variant. Although value stocks outperformed growth stocks in the first half of the reporting period, by the end of the reporting period, their returns were approximately even.
The performance of individual sectors within the S&P 500® Index, a widely regarded benchmark of market performance, varied widely, with inflation and interest-rate sensitive sectors leading. The energy sector more than doubled during the reporting period, followed by the financial sector, while the utilities and consumer staples sectors lagged. Foreign developed markets posted strong returns but underperformed the U.S. market somewhat. Emerging markets gained as well, but a lagging economic and pandemic recovery continued to hinder performance.
In light of higher inflation and rising interest rates, we at New York Life Investments are focused on providing investors with the products and insights they may need to meet the challenge of a changing market environment.
The following annual report contains more detailed information about the specific markets, securities and decisions that affected your MainStay Fund during the 12 months ended October 31, 2021.
Sincerely,
Kirk C. Lehneis
President

The opinions expressed are as of the date of this report and are subject to change. There is no guarantee that any forecast made will come to pass. This material does not constitute investment advice and is not intended as an endorsement of any specific investment. Past performance is no guarantee of future results.
Not part of the Annual Report

Investors should refer to the Fund’s Summary Prospectus and/or Prospectus and consider the Fund’s investment objectives, strategies, risks, charges and expenses carefully before investing. The Summary Prospectus and/or Prospectus contain this and other information about the Fund. You may obtain copies of the Fund’s Summary Prospectus, Prospectus and Statement of Additional Information free of charge, upon request, by calling toll-free 800-624-6782, by writing to NYLIFE Distributors LLC, Attn: MainStay Marketing Department, 30 Hudson Street, Jersey City, NJ 07302 or by sending an e-mail to MainStayShareholderServices@nylim.com. These documents are also available via the MainStay Funds’ website at newyorklifeinvestments.com. Please read the Fund’s Summary Prospectus and/or Prospectus carefully before investing.

Investment and Performance Comparison (Unaudited)
Performance data quoted represents past performance. Past performance is no guarantee of future results. Because of market volatility and other factors, current performance may be lower or higher than the figures shown. Investment return and principal value will fluctuate, and as a result, when shares are redeemed, they may be worth more or less than their original cost. The graph below depicts the historical performance of Class I shares of the Fund. Performance will vary from class to class based on differences in class-specific expenses and sales charges. For performance information current to the most recent month-end, please call 800-624-6782 or visit newyorklifeinvestments.com.
The performance table and graph do not reflect the deduction of taxes that a shareholder would pay on distributions or Fund share redemptions. Total returns reflect maximum applicable sales charges as indicated in the table below, if any, changes in share price, and reinvestment of dividend and capital gain distributions. The graph assumes the initial investment amount shown below and reflects the deduction of all sales charges that would have applied for the period of investment. Performance figures may reflect certain fee waivers and/or expense limitations, without which total returns may have been lower. For more information on share classes and current fee waivers and/or expense limitations (if any), please refer to the Notes to Financial Statements.
Average Annual Total Returns for the Year-Ended October 31, 2021[1]
Class	Sales Charge		Inception Date	One Year	Five Years	Ten Years or Since Inception	Gross Expense Ratio[2]
Class A Shares	Maximum 4.5% Initial Sales Charge	With sales charges	1/3/1995	-2.25%	1.83%	1.84%	0.98%
		Excluding sales charges		2.36	2.77	2.31	0.98
Investor Class Shares	Maximum 4% Initial Sales Charge	With sales charges	2/28/2008	-2.06	1.53	1.56	1.28
		Excluding sales charges		2.02	2.47	2.03	1.28
Class B Shares[3]	Maximum 5% CDSC	With sales charges	5/1/1986	-3.71	1.31	1.28	2.03
	if Redeemed Within the First Six Years of Purchase	Excluding sales charges		1.28	1.69	1.28	2.03
Class C Shares	Maximum 1% CDSC	With sales charges	9/1/1998	0.28	1.71	1.28	2.03
	if Redeemed Within One Year of Purchase	Excluding sales charges		1.27	1.71	1.28	2.03
Class I Shares	No Sales Charge		1/2/2004	2.58	3.05	2.57	0.73
Class R6 Shares	No Sales Charge		11/1/2019	2.65	N/A	3.25	0.58

1.	Effective February 28, 2019 and June 21, 2019, the Fund modified its principal investment strategies. The past performance in the bar chart and table prior to those dates reflects the Fund’s prior principal investment strategies.
2.	The gross expense ratios presented reflect the Fund’s “Total Annual Fund Operating Expenses” from the most recent Prospectus, as supplemented, and may differ from other expense ratios disclosed in this report.
3.	Class B shares are closed to all new purchases as well as additional investments by existing Class B shareholders.
The footnotes on the next page are an integral part of the table and graph and should be carefully read in conjunction with them.
5

Benchmark Performance*	One Year	Five Years	Ten Years
Bloomberg 5-10 Year Taxable Municipal Bond Index[1]	1.31%	4.07%	4.48%
Bloomberg Taxable Municipal Bond Index[2]	3.93	5.39	5.87
Morningstar Intermediate Core Bond Category Average[3]	-0.13	3.04	3.11

1.	The Fund has selected the Bloomberg 5-10 Year Taxable Municipal Bond Index as its primary benchmark as a replacement for the Bloomberg Taxable Municipal Bond Index because it believes that the Bloomberg 5-10 Year Taxable Municipal Bond Index is more reflective of its current investment style. The Bloomberg 5-10 Year Taxable Municipal Bond Index is the 5-10 year component of the Bloomberg Taxable Municipal Bond Index.
2.	The Bloomberg Taxable Municipal Index is a rules-based, market value weighted index engineered for the long-term taxable bond market. Results assume reinvestment of all income and capital gains. An investment cannot be made directly in an index.
3.	The Morningstar Intermediate Core Bond Category Average is representative of funds that invest primarily in investment-grade U.S. fixed-income issues including government, corporate, and securitized debt, and hold less than 5% in below-investment-grade exposures. Their durations (a measure of interest-rate sensitivity) typically range between 75% and 125% of the three-year average of the effective duration of the Morningstar Core Bond Index. Results are based on average total returns of similar funds with all dividends and capital gain distributions reinvested.
*	Returns for indices reflect no deductions for fees, expenses or taxes, except for foreign withholding taxes where applicable.
The footnotes on the preceding page are an integral part of the table and graph and should be carefully read in conjunction with them.
6	MainStay MacKay U.S. Infrastructure Bond Fund

Cost in Dollars of a $1,000 Investment in MainStay MacKay U.S. Infrastructure Bond Fund (Unaudited)
The example below is intended to describe the fees and expenses borne by shareholders during the six-month period from May 1, 2021 to October 31, 2021, and the impact of those costs on your investment.
Example
As a shareholder of the Fund you incur two types of costs: (1) transaction costs, including exchange fees and sales charges (loads) on purchases (as applicable), and (2) ongoing costs, including management fees, distribution and/or service (12b-1) fees, and other Fund expenses (as applicable). This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds. The example is based on an investment of $1,000 made at the beginning of the six-month period and held for the entire period from May 1, 2021 to October 31, 2021.
This example illustrates your Fund’s ongoing costs in two ways:
Actual Expenses
The second and third data columns in the table below provide information about actual account values and actual expenses. You may use the information in these columns, together with the amount you invested, to estimate the expenses that you paid during the six months ended October 31, 2021. Simply divide your account value by $1,000 (for example, an
$8,600 account value divided by $1,000 = 8.6), then multiply the result by the number under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.
Hypothetical Example for Comparison Purposes
The fourth and fifth data columns in the table below provide information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balances or expenses you paid for the six-month period shown. You may use this information to compare the ongoing costs of investing in the Fund with the ongoing costs of investing in other mutual funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other mutual funds.
Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as exchange fees or sales charges (loads). Therefore, the fourth and fifth data columns of the table are useful in comparing ongoing costs only and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.
Share Class	Beginning Account Value 5/1/21	Ending Account Value (Based on Actual Returns and Expenses) 10/31/21	Expenses Paid During Period[1]	Ending Account Value (Based on Hypothetical 5% Annualized Return and Actual Expenses) 10/31/21	Expenses Paid During Period[1]	Net Expense Ratio During Period[2]
Class A Shares	$1,000.00	$1,012.10	$4.31	$1,020.92	$4.33	0.85%
Investor Class Shares	$1,000.00	$1,010.40	$5.93	$1,019.31	$5.96	1.17%
Class B Shares	$1,000.00	$1,006.70	$9.71	$1,015.53	$9.75	1.92%
Class C Shares	$1,000.00	$1,006.70	$9.71	$1,015.53	$9.75	1.92%
Class I Shares	$1,000.00	$1,013.20	$3.04	$1,022.18	$3.06	0.60%
Class R6 Shares	$1,000.00	$1,012.40	$2.69	$1,022.53	$2.70	0.53%

1.	Expenses are equal to the Fund’s annualized expense ratio of each class multiplied by the average account value over the period, divided by 365 and multiplied by 184 (to reflect the six-month period). The table above represents the actual expenses incurred during the six-month period. In addition to the fees and expenses which the Fund bears directly, it also indirectly bears a pro rata share of the fees and expenses of the underlying funds in which it invests. Such indirect expenses are not included in the above-reported expense figures.
2.	Expenses are equal to the Fund's annualized expense ratio to reflect the six-month period.
7

Portfolio Composition as of October 31, 2021 (Unaudited)
‡ Less than one-tenth of a percent.
See Portfolio of Investments beginning on page 11 for specific holdings within these categories. The Fund's holdings are subject to change.

Top Ten Holdings and/or Issuers Held as of October 31, 2021 (excluding short-term investments) (Unaudited)
1.	California Statewide Communities Development Authority, 2.14%-2.34%, due 4/1/30–4/1/32
2.	State of New York, 1.84%, due 3/15/30
3.	California Health Facilities Financing Authority, 2.584%-2.984%, due 6/1/29–6/1/33
4.	State of Illinois Sales Tax, 2.159%-3.00%, due 6/15/25–6/15/31
5.	Guam Government Waterworks Authority, 2.75%-3.25%, due 7/1/30–7/1/34
6.	State of Connecticut, 2.09%-5.85%, due 7/1/28–3/15/32
7.	Reading Area Water Authority, 2.209%-2.439%, due 12/1/28–12/1/31
8.	Texas Transportation Commission, 1.383%, due 10/1/28
9.	West Contra Costa Unified School District, 2.121%-2.422%, due 8/1/27–8/1/31
10.	Connecticut State Health & Educational Facilities Authority, 1.70%-2.25%, due 11/1/27–11/1/31

8	MainStay MacKay U.S. Infrastructure Bond Fund

Portfolio Management Discussion and Analysis (Unaudited)
Questions answered by portfolio managers John Loffredo, CFA, Robert DiMella, CFA, Michael Petty, David Dowden, Scott Sprauer, Frances Lewis, Robert Burke, CFA, John Lawlor and Michael Denlinger, CFA, of MacKay Shields LLC, the Fund’s Subadvisor.
How did MainStay MacKay U.S. Infrastructure Bond Fund perform relative to its benchmarks and peer group during the 12 months ended October 31, 2021?
For the 12 months ended October 31, 2021, Class I shares of MainStay MacKay U.S. Infrastructure Bond Fund returned 2.58%, outperforming the 1.31% return of the Fund’s primary benchmark, the Bloomberg 5–10 Year Taxable Municipal Bond Index (the “Index”). Over the same period, Class I shares underperformed the 3.93% return of the Bloomberg Taxable Municipal Bond Index, which is the Fund’s secondary benchmark, and outperformed the −0.13% return of the Morningstar Intermediate Core Bond Category Average.1
Were there any changes to the Fund during the reporting period?
Effective February 28, 2021, the Fund selected the Bloomberg 5-10 Year Taxable Municipal Bond Index as its primary benchmark as a replacement for the Bloomberg Taxable Municipal Bond Index. Also during the reporting period, Michael Denlinger was added as a portfolio manager of the Fund.
What factors affected the Fund’s relative performance during the reporting period?
During the reporting period, there was increased municipal demand with the availability of COVID-19 vaccines and growing expectations that the American Rescue Plan Act of 2021 could have a potentially massive impact on the fiscal health of states, local governments, and an array of municipal government agencies and authorities. While tax-exempt and taxable investment-grade municipal bonds posted positive returns, the high-yield segment of the market outperformed both, as investors extended out the yield curve2 and went down the rating scale looking for yield. Performance among long-end maturities also outperformed short-end maturities, and states Illinois and New Jersey outperformed the overall municipal market.
The Fund outperformed the Bloomberg 5–10 Year Taxable Municipal Bond Index primarily due to security selection, stemming from the team’s actively managed approach with deep credit research at its core. The Fund’s underweight allocation and security selection among bonds rated AAA and AA made positive contributions to relative performance.3 (Contributions take weightings and total returns into account.) From a geographic perspective, security selection in New York and Oregon further bolstered relative performance. Conversely, among maturities, overweight allocation to zero-to-five year bonds detracted, while strong security selection in these maturities helped offset some of the losses.
During the reporting period, how was the Fund’s performance materially affected by investments in derivatives?
During the reporting period, the Fund was hedged with U.S. Treasury futures to help remain neutral to the Index duration.4 This position contributed positively to the Fund’s performance.
What was the Fund’s duration strategy during the reporting period?
As relative value investors, the team aims to keep the Fund’s duration within a neutral range relative to that of the Index. At the end of the reporting period, the Fund's modified duration to worst5 was 5.81 years, while the Index modified duration to worst was 5.95 years.
During the reporting period, which sectors were the strongest positive contributors to the Fund’s relative performance and which sectors were particularly weak?
During the reporting period, underweight allocation and security selection in the special tax, state general obligation and local general obligation sectors made positive contributions to the Fund’s relative performance. Conversely, overweight allocation to the other revenue and water/sewer sectors detracted; however, strong security selection in these holdings helped offset some of the losses.
What were some of the Fund’s largest purchases and sales during the reporting period?
As the Fund remains focused on diversification and liquidity, no individual purchase or sale was considered significant, although sector overweights or security structure, in their entirety, did impact the Fund's performance during the reporting period.

1.	See page 5 for other share class returns, which may be higher or lower than Class I share returns. See page 6 for more information on benchmark and peer group returns.
2.	The yield curve is a line that plots the yields of various securities of similar quality—typically U.S. Treasury issues—across a range of maturities. The U.S. Treasury yield curve serves as a benchmark for other debt and is used in economic forecasting.
3.	An obligation rated ‘AAA’ has the highest rating assigned by Standard & Poor’s (“S&P”), and in the opinion of S&P, the obligor’s capacity to meet its financial commitment on the obligation is extremely strong. An obligation rated ‘AA’ by S&P is deemed by S&P to differ from the highest-rated obligations only to a small degree. In the opinion of S&P, the obligor's capacity to meet its financial commitment on the obligation is very strong. When applied to Fund holdings, ratings are based solely on the creditworthiness of the bonds in the portfolio and are not meant to represent the security or safety of the Fund.
4.	Duration is a measure of the price sensitivity of a fixed-income investment to changes in interest rates. Duration is expressed as a number of years and is considered a more accurate sensitivity gauge than average maturity.
5.	Modified duration is inversely related to the approximate percentage change in price for a given change in yield. Duration to worst is the duration of a bond computed using the bond’s nearest call date or maturity, whichever comes first. This measure ignores future cash flow fluctuations due to embedded optionality.
9

How did the Fund’s weightings change during the reporting period?
During the reporting period, the Fund increased its sector exposure to hospital, special tax and transportation. In addition, the Fund increased its state exposure to Arizona, New York and Connecticut, and its credit exposure to bonds rated AA and A.6
During the same period, the Fund decreased sector exposure to education, local general obligation and water/sewer. The Fund also decreased state exposure to Ohio, New Jersey and California, credit exposure to bonds rated AAA and BBB,7 and maturity exposure to bonds maturing within one year.
How was the Fund positioned at the end of the reporting period?
As of October 31, 2021, the Fund held overweight positions relative to the Bloomberg 5–10 Year Taxable Municipal Bond Index in bonds in the water/sewer and hospital sectors, bonds from states Illinois and Ohio, and credits rated A. As of the same date, the Fund held underweight exposure to the special tax and state general obligation sectors, bonds from New York and securities rated AAA.
6.	An obligation rated ‘A’ by S&P is deemed by S&P to be somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than obligations in higher-rated categories. In the opinion of S&P, however, the obligor's capacity to meet its financial commitment on the obligation is still strong. When applied to Fund holdings, ratings are based solely on the creditworthiness of the bonds in the portfolio and are not meant to represent the security or safety of the Fund.
7.	An obligation rated ‘BBB’ by S&P is deemed by S&P to exhibit adequate protection parameters. In the opinion of S&P, however, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity of the obligor to meet its financial commitment on the obligation. When applied to Fund holdings, ratings are based solely on the creditworthiness of the bonds in the portfolio and are not meant to represent the security or safety of the Fund.
The opinions expressed are those of the portfolio managers as of the date of this report and are subject to change. There is no guarantee that any forecasts will come to pass. This material does not constitute investment advice and is not intended as an endorsement of any specific investment.
10	MainStay MacKay U.S. Infrastructure Bond Fund

Portfolio of Investments October 31, 2021†
	Principal Amount	Value
Long-Term Bonds 94.5%
Corporate Bonds 6.5%
Commercial Services 1.1%
Howard University
Series 2020, Insured: AGM
2.657%, due 10/1/26	$ 1,500,000	$ 1,523,449
Mather Foundation
Series 2021
2.675%, due 10/1/31	5,000,000	4,973,747
		6,497,196
Electric 0.2%
Duke Energy Florida Project Finance LLC
Series 2026
2.538%, due 9/1/29	1,100,000	1,143,925
Entertainment 0.2%
Smithsonian Institution
1.967%, due 9/1/31	1,500,000	1,497,340
Healthcare-Services 5.0%
Banner Health
2.48%, due 1/1/32	3,000,000	3,026,285
Baptist Health Obligated Group
3.289%, due 12/1/28	650,000	672,123
Northwell Healthcare, Inc.
3.391%, due 11/1/27	1,937,000	2,070,374
Ochsner LSU Health System of North Louisiana
Series 2021
2.51%, due 5/15/31	3,500,000	3,407,422
Piedmont Healthcare, Inc.
Series 2032
2.044%, due 1/1/32	5,000,000	4,836,707
Rogers Memorial Hospital, Inc.
Series 2019
2.631%, due 7/1/26	1,080,000	1,123,688
Series 2019
2.988%, due 7/1/29	505,000	518,846
Series 2019
3.188%, due 7/1/31	640,000	659,812
Series 2019
3.792%, due 7/1/39	2,480,000	2,585,918
Southeast Alaska Regional Health Consortium
Insured: AGM
2.262%, due 7/1/31	3,000,000	2,924,067
	Principal Amount	Value

Healthcare-Services (continued)
SSM Health Care Corp.
Series A
3.823%, due 6/1/27	$ 5,000,000	$ 5,520,832
Sun Health Services
Series 19B
2.98%, due 11/15/27	1,110,000	1,100,094
Toledo Hospital (The)
Series B
5.325%, due 11/15/28	2,000,000	2,265,513
		30,711,681
Total Corporate Bonds (Cost $39,804,111)		39,850,142
Municipal Bonds 88.0%
Alabama 0.8%
Alabama Federal Aid Highway Finance Authority Revenue Bonds
Series B
1.727%, due 9/1/28	3,875,000	3,874,860
Water Works Board of the City of Birmingham (The) Revenue Bonds, Senior Lien
2.013%, due 1/1/32	1,000,000	995,536
		4,870,396
Alaska 0.5%
Alaska Municipal Bond Bank Authority Revenue Bonds
Series 2
2.122%, due 12/1/31	3,210,000	3,196,095
Arizona 2.1%
Arizona Industrial Development Authority, Provident Group, NCCU Properties LLC, Central University Project Revenue Bonds
Series B, Insured: BAM
3.10%, due 6/1/25	600,000	620,344
Arizona Industrial Development Authority, Voyager Foundation Inc., Project Revenue Bonds
Series 2020
3.65%, due 10/1/29	1,115,000	1,079,610

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.
11

Portfolio of Investments October 31, 2021† (continued)
	Principal Amount	Value
Municipal Bonds (continued)
Arizona (continued)
Arizona Industrial Development Authority, Voyager Foundation Inc., Project Revenue Bonds (continued)
Series 2020
3.90%, due 10/1/34	$ 1,900,000	$ 1,823,163
Arizona School Facilities Board, Qualified School Construction Bonds Certificate Participation
Series 0
6.00%, due 9/1/27	4,000,000	4,901,965
City of Phoenix AZ Unlimited General Obligation
Series A
5.269%, due 7/1/34	3,650,000	4,419,340
		12,844,422
Arkansas 0.3%
City of Rogers AR Revenue Bonds
Series A
3.828%, due 11/1/25	1,675,000	1,836,785
California 18.3%
Anaheim Housing and Public Improvements Authority, Water System Revenue Bonds
Series B
1.998%, due 10/1/27	1,000,000	1,018,551
Series B
2.123%, due 10/1/28	1,000,000	1,018,046
Series B
2.273%, due 10/1/30	1,000,000	1,018,117
Antelope Valley Community College District Unlimited General Obligation
2.338%, due 8/1/31	2,000,000	2,050,122
Bay Area Toll Authority Revenue Bonds
Series F-1
2.069%, due 4/1/31	3,065,000	3,080,758
Series F-1
2.574%, due 4/1/31	1,500,000	1,569,428
	Principal Amount	Value

California (continued)
California Educational Facilities Authority, Chapman University Revenue Bonds
Series A
3.281%, due 4/1/28	$ 1,000,000	$ 1,040,159
Series A
3.661%, due 4/1/33	3,300,000	3,450,702
California Health Facilities Financing Authority, Personal Income Tax, No Place Like Home Program Revenue Bonds, Senior Lien
2.584%, due 6/1/29	3,000,000	3,131,058
2.864%, due 6/1/31	4,000,000	4,224,276
2.984%, due 6/1/33	2,370,000	2,493,477
California Infrastructure and Economic Development Bank, J. David Gladstone Institutes (The) Revenue Bonds
3.20%, due 10/1/29	1,785,000	1,855,307
California Municipal Finance Authority, Harvey Mudd College Revenue Bonds
2.262%, due 12/1/30	1,520,000	1,543,531
California Statewide Communities Development Authority, Front Porch Communities & Services Revenue Bonds
Series B
2.14%, due 4/1/30	5,395,000	5,223,775
Series B
2.34%, due 4/1/32	1,975,000	1,909,492
California Statewide Communities Development Authority, Buck Institute for Research on Aging Revenue Bonds
Insured: AGM
2.148%, due 11/15/30	3,985,000	3,940,305
Chabot-Las Positas Community College District Unlimited General Obligation
1.89%, due 8/1/31	3,000,000	2,975,146
City of Los Angeles CA Unlimited General Obligation
Series A
1.70%, due 9/1/28 (a)	5,000,000	4,975,232

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.
12	MainStay MacKay U.S. Infrastructure Bond Fund

	Principal Amount	Value
Municipal Bonds (continued)
California (continued)
City of Montebello CA Revenue Bonds
Insured: AGM
3.343%, due 6/1/31	$ 1,000,000	$ 1,067,793
Insured: AGM
3.393%, due 6/1/32	1,000,000	1,074,676
City of Sacramento CA, Water Revenue Bonds
2.297%, due 9/1/30	1,000,000	1,032,116
City of San Buenaventura CA, Water Revenue Revenue Bonds
2.727%, due 1/1/40	2,755,000	2,703,342
Coast Community College District Unlimited General Obligation
2.588%, due 8/1/29	2,565,000	2,718,332
El Cajon Redevelopment Agency, Cajon Redevelopment Project Tax Allocation
Insured: AGM-CR AMBAC
7.70%, due 10/1/30	1,990,000	2,638,597
Foothill-Eastern Transportation Corridor Agency Revenue Bonds, Senior Lien
Series B, Insured: AGM
2.291%, due 1/15/33	1,700,000	1,667,039
Inglewood Joint Powers Authority, City of Inglewood Revenue Bonds
Insured: BAM
3.469%, due 8/1/29	1,000,000	1,071,551
La Quinta Redevelopment Agency Successor Agency Tax Allocation
2.354%, due 9/1/30	1,475,000	1,505,025
Los Angeles Community College District, Election 2008 Unlimited General Obligation
Series B
7.53%, due 8/1/29	2,250,000	3,084,764
Lynwood Housing Authority Revenue Bonds
4.00%, due 9/1/29	2,370,000	2,398,221
	Principal Amount	Value

California (continued)
Norman Y Mineta San Jose International Airport SJC Revenue Bonds
Series C
2.46%, due 3/1/31	$ 1,130,000	$ 1,144,374
Port of Oakland Revenue Bonds, Senior Lien
2.099%, due 5/1/30	2,500,000	2,495,258
Series R
2.199%, due 5/1/31	3,150,000	3,152,450
Riverside County Infrastructure Financing Authority, County of Riverside Revenue Bonds
Series B
1.976%, due 11/1/28	6,555,000	6,556,667
Riverside County Transportation Commission Revenue Bonds, Senior Lien
Series A
2.627%, due 6/1/31	1,200,000	1,195,535
San Bernardino Community College District, Election 2018 Unlimited General Obligation
Series A-1
2.64%, due 8/1/29	3,500,000	3,680,794
San Diego County Regional Transportation Commission Revenue Bonds
Series A
2.499%, due 4/1/30	2,000,000	2,086,137
San Diego Public Facilities Financing Authority, Water Utility Revenue Bonds
Series B
1.903%, due 8/1/26	2,750,000	2,822,114
San Luis Unit/Westlands Water District Financing Authority Revenue Bonds
Series A, Insured: AGM
2.028%, due 9/1/27	2,000,000	2,049,024
Santa Clarita Community College District Unlimited General Obligation
2.632%, due 8/1/28	500,000	531,245
2.682%, due 8/1/29	600,000	639,486
2.762%, due 8/1/30	600,000	644,067
2.812%, due 8/1/31	650,000	701,681
The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.
13

Portfolio of Investments October 31, 2021† (continued)
	Principal Amount	Value
Municipal Bonds (continued)
California (continued)
Solano County Community College District Unlimited General Obligation
2.717%, due 8/1/29	$ 450,000	$ 477,061
2.817%, due 8/1/30	575,000	614,970
2.867%, due 8/1/31	675,000	727,590
2.917%, due 8/1/32	650,000	701,733
2.967%, due 8/1/33	630,000	681,874
Transbay Joint Powers Authority, Green Bond Tax Allocation
Series 2020A
3.58%, due 10/1/32	2,730,000	2,991,672
University of California Revenue Bonds
Series BD
3.349%, due 7/1/29	1,500,000	1,663,909
Ventura County Public Financing Authority Revenue Bonds
Series A
1.741%, due 11/1/27	2,000,000	1,995,587
West Contra Costa Unified School District Unlimited General Obligation
Series B, Insured: AGM
2.121%, due 8/1/31	1,000,000	1,009,434
2.177%, due 8/1/27	4,000,000	4,129,913
2.422%, due 8/1/30	2,500,000	2,586,562
		112,758,075
Colorado 1.2%
City & County of Denver CO, Airport System Revenue Bonds
Series C
1.722%, due 11/15/27	3,500,000	3,511,288
Colorado Bridge Enterprise, Central 70 Project Revenue Bonds
Series A
2.543%, due 12/31/32	2,670,000	2,690,994
Colorado Housing and Finance Authority Revenue Bonds
Series G-1, Insured: GNMA
3.65%, due 11/1/46	885,000	950,608
		7,152,890
	Principal Amount	Value

Connecticut 4.1%
City of Bridgeport CT Unlimited General Obligation
Series D, Insured: BAM
2.913%, due 9/15/28	$ 1,650,000	$ 1,737,411
City of Waterbury CT Unlimited General Obligation
Series C
2.492%, due 9/1/31	2,855,000	2,962,223
Connecticut State Health & Educational Facilities Authority, Connecticut State University System Revenue Bonds
Insured: BAM
1.70%, due 11/1/27	6,460,000	6,387,111
Series R-2, Insured: BAM
2.25%, due 11/1/31	1,200,000	1,195,910
State of Connecticut Unlimited General Obligation
Series A
2.09%, due 6/1/31	5,000,000	4,990,841
Series A
2.547%, due 7/1/28	1,000,000	1,046,007
Series A
2.627%, due 7/1/29	1,000,000	1,051,971
Series A
5.85%, due 3/15/32	1,000,000	1,309,004
State of Connecticut Bradley International Airport CFC, Ground Transportation Center Project Revenue Bonds
Series B
3.024%, due 7/1/25	2,045,000	2,125,671
3.431%, due 7/1/28	1,195,000	1,264,321
Town of Hamden CT Unlimited General Obligation
Series B, Insured: BAM
2.80%, due 8/1/31	1,250,000	1,288,371
		25,358,841
Delaware 0.1%
Delaware Municipal Electric Corp. (The), Middletown & Seaford Project Revenue Bonds
Series B, Insured: BAM
4.35%, due 10/1/34	500,000	529,245

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.
14	MainStay MacKay U.S. Infrastructure Bond Fund

	Principal Amount	Value
Municipal Bonds (continued)
District of Columbia 0.4%
District of Columbia Revenue Bonds
Series B
2.632%, due 3/1/30	$ 1,000,000	$ 1,059,040
Washington Convention & Sports Authority Revenue Bonds, Senior Lien
Series C
1.93%, due 10/1/28	1,600,000	1,592,293
		2,651,333
Florida 5.5%
City of Deltona FL, Utility System Revenue Bonds
Insured: BAM
2.539%, due 10/1/41	1,250,000	1,227,894
City of Miami FL, Street & Sidewalk Improvement Program Revenue Bonds
Series B, Insured: AGM
4.592%, due 1/1/33 (b)	1,115,000	1,262,500
City of Miramar FL Revenue Bonds
2.183%, due 10/1/32	1,000,000	995,354
County of Broward FL, Airport System Revenue Bonds
Insured: BAM
2.504%, due 10/1/28	1,965,000	2,043,503
County of Miami-Dade FL, Transit System Revenue Bonds
Series B
1.25%, due 7/1/27	2,750,000	2,696,547
County of Miami-Dade FL Revenue Bonds
Series A
1.621%, due 10/1/27	2,500,000	2,446,294
County of Miami-Dade FL, Seaport Department Revenue Bonds
Series A-3, Insured: AGM
2.162%, due 10/1/32	2,500,000	2,421,775
County of Miami-Dade FL, Aviation Revenue Bonds
Series E
2.449%, due 10/1/29	1,000,000	1,034,481
	Principal Amount	Value

Florida (continued)
County of Miami-Dade FL, Aviation Revenue Bonds (continued)
Series B
3.275%, due 10/1/29	$ 2,715,000	$ 2,972,158
County of Miami-Dade FL, Water & Sewer System Revenue Bonds
Series C
2.601%, due 10/1/29	2,145,000	2,263,703
Miami-Dade County Health Facilities Authority, Nicklaus Children's Hospital (a) Revenue Bonds
Series B
2.014%, due 8/1/27	2,085,000	2,080,563
Series B
2.214%, due 8/1/28	3,500,000	3,490,098
Reedy Creek Improvement District Limited General Obligation
Series A
2.047%, due 6/1/28	2,000,000	2,042,753
St Johns County Industrial Development Authority, Flagler Health Revenue Bonds
Series B, Insured: AGM
2.538%, due 10/1/30	2,500,000	2,611,278
State Board of Administration Finance Corp. Revenue Bonds
Series 2020A
2.154%, due 7/1/30	2,000,000	1,997,931
Tampa-Hillsborough County Expressway Authority Revenue Bonds
Series B, Insured: BAM
1.64%, due 7/1/27	2,500,000	2,502,630
		34,089,462
Georgia 0.7%
Municipal Electric Authority of Georgia, Project One Subordinated Bonds Revenue Bonds
Series B
2.117%, due 1/1/28	1,000,000	996,230
Series B
2.897%, due 1/1/35	3,080,000	3,079,386
		4,075,616
The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.
15

Portfolio of Investments October 31, 2021† (continued)
	Principal Amount	Value
Municipal Bonds (continued)
Guam 2.1%
Antonio B Won Pat International Airport Authority Revenue Bonds
Series A
2.499%, due 10/1/25	$ 740,000	$ 742,442
Series A
2.699%, due 10/1/26	610,000	610,453
Series A
2.899%, due 10/1/27	825,000	823,699
Series A
3.099%, due 10/1/28	765,000	765,183
Series B
3.319%, due 10/1/25	1,000,000	1,077,197
Guam Government Waterworks Authority Revenue Bonds
Series B
2.75%, due 7/1/30	6,500,000	6,454,968
Series B
3.25%, due 7/1/34	2,000,000	2,024,713
Port Authority of Guam Revenue Bonds
Series C
4.532%, due 7/1/27	500,000	544,220
		13,042,875
Hawaii 1.5%
City & County of Honolulu HI, Build America Bonds Unlimited General Obligation
Series A
5.518%, due 12/1/28	2,400,000	2,978,301
State of Hawaii Unlimited General Obligation
Series GJ
1.71%, due 8/1/28	5,000,000	5,016,064
State of Hawaii Airports System, Customer Facility Charge Revenue Bonds
Series A
3.14%, due 7/1/47	1,500,000	1,509,561
		9,503,926
	Principal Amount	Value

Illinois 7.2%
Chicago O'Hare International Airport Revenue Bonds, Senior Lien
Series D
1.704%, due 1/1/26	$ 5,000,000	$ 5,062,456
City of Chicago Heights IL Unlimited General Obligation
Series A, Insured: BAM
7.25%, due 12/1/34	3,815,000	5,361,273
City of Chicago IL, Taxable Project Unlimited General Obligation
Series C-1, Insured: BAM
7.781%, due 1/1/35	2,195,000	3,251,878
County of Cook IL, Build America Bonds Unlimited General Obligation
Insured: AGM
6.229%, due 11/15/34	1,725,000	2,355,797
Series B
6.36%, due 11/15/33	1,500,000	2,047,537
Lake County Community Unit School District No. 187 North Chicago Unlimited General Obligation
Series A, Insured: BAM
4.25%, due 1/1/26	500,000	556,046
Series A, Insured: BAM
4.25%, due 1/1/29	750,000	837,367
Series A, Insured: BAM
4.25%, due 1/1/30	750,000	836,711
Sales Tax Securitization Corp. Revenue Bonds, Second Lien
Series B, Insured: BAM
2.857%, due 1/1/31	3,000,000	3,151,199
Sales Tax Securitization Corp. Revenue Bonds
3.372%, due 1/1/31	3,550,000	3,818,566
Sangamon County Water Reclamation District, Alternative Revenue Source Unlimited General Obligation
Series B
2.907%, due 1/1/34	1,885,000	1,916,969
State of Illinois Unlimited General Obligation
Series B
4.31%, due 4/1/23	500,000	518,319
5.10%, due 6/1/33	1,000,000	1,166,928
State of Illinois, Build America Bonds Unlimited General Obligation
5.95%, due 3/1/23	450,000	475,437

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.
16	MainStay MacKay U.S. Infrastructure Bond Fund

	Principal Amount	Value
Municipal Bonds (continued)
Illinois (continued)
State of Illinois, Build America Bonds Unlimited General Obligation (continued)
Series 3, Insured: AGM
6.725%, due 4/1/35	$ 1,510,000	$ 1,927,636
Insured: AGM
6.875%, due 7/1/25	2,000,000	2,226,906
State of Illinois Sales Tax Revenue Bonds, Junior Lien
Series B
2.159%, due 6/15/29	2,250,000	2,192,001
Series B
2.359%, due 6/15/31	2,500,000	2,415,411
State of Illinois Sales Tax Revenue Bonds
3.00%, due 6/15/25	3,750,000	3,931,919
		44,050,356
Indiana 0.4%
Indiana University Revenue Bonds
Series B
2.19%, due 6/1/30	1,000,000	1,020,832
Series B
2.29%, due 6/1/31	1,250,000	1,282,429
		2,303,261
Kentucky 1.2%
Kenton County Airport Board, Customer Facility Charge Revenue Bonds
3.826%, due 1/1/29	925,000	1,006,548
4.489%, due 1/1/39	2,500,000	2,750,540
4.689%, due 1/1/49	1,400,000	1,538,913
Kentucky Economic Development Finance Authority, Louisville Arena Project Revenue Bonds
Series B, Insured: AGM
4.435%, due 12/1/38	2,000,000	2,194,110
		7,490,111
Louisiana 1.6%
City of Bossier City LA, Utilities Revenue Bonds
Insured: BAM
2.00%, due 10/1/30	1,650,000	1,652,481
	Principal Amount	Value

Louisiana (continued)
City of New Orleans LA, Sewerage Service Revenue Bonds
Insured: AGM
1.641%, due 6/1/29	$ 2,000,000	$ 1,926,282
Louisiana Local Government Environmental Facilities & Community Development Authority, East Baton Rouge Sewerage Commission Revenue Bonds, Sub. Lien
Series A
1.547%, due 2/1/27	2,505,000	2,481,718
Series A, Insured: AGM
2.343%, due 2/1/33	2,000,000	2,018,032
State of Louisiana Gasoline & Fuels Tax Revenue Bonds
Series A-2
1.498%, due 5/1/28	1,700,000	1,672,479
		9,750,992
Maryland 1.4%
City of Baltimore MD, Water Project Revenue Bonds
Series B
1.925%, due 7/1/31	1,045,000	1,032,467
County of Baltimore MD, Build America Bonds Unlimited General Obligation
4.90%, due 11/1/32	1,000,000	1,217,414
Maryland Community Development Administration, Department of Housing & Community Development Revenue Bonds
Series D
2.644%, due 3/1/50	1,335,000	1,380,274
Maryland Economic Development Corp., Seagirt Marine Terminal Project Revenue Bonds
Series B
4.00%, due 6/1/26	3,650,000	3,834,038
Series B
4.125%, due 6/1/29	580,000	609,428
Series B
4.125%, due 6/1/30	500,000	521,811
		8,595,432
The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.
17

Portfolio of Investments October 31, 2021† (continued)
	Principal Amount	Value
Municipal Bonds (continued)
Massachusetts 2.1%
Commonwealth of Massachusetts Limited General Obligation
Series E
1.52%, due 11/1/30	$ 2,400,000	$ 2,341,912
Massachusetts Development Finance Agency, Berklee College of Music Issue Revenue Bonds
Series A
1.902%, due 10/1/27	1,000,000	994,665
Massachusetts Development Finance Agency, Lesley University Revenue Bonds
Series B
3.165%, due 7/1/32	1,705,000	1,778,272
Massachusetts Development Finance Agency, Wellforce Obligated Group Revenue Bonds
Series B, Insured: AGM
4.496%, due 7/1/33	2,545,000	2,850,326
Massachusetts Educational Financing Authority, Educational Loan Revenue Bonds, Senior Lien
Series A
2.455%, due 7/1/30	2,500,000	2,546,630
Series A
2.555%, due 7/1/31	2,050,000	2,089,246
		12,601,051
Michigan 1.5%
City of Grand Rapids MI, Sanitary Sewer System Revenue Bonds
2.012%, due 1/1/32	2,000,000	1,990,889
Michigan Finance Authority, Local Government Loan Program Revenue Bonds
Series C-1, Insured: State Aid Direct Deposit
3.585%, due 11/1/35	1,000,000	1,116,376
Series E, Insured: State Aid Direct Deposit
8.369%, due 11/1/35	715,000	1,062,227
	Principal Amount	Value

Michigan (continued)
Michigan Strategic Fund, Flint Water Advocacy Fund Project Revenue Bonds
Series A
2.128%, due 9/1/31	$ 5,000,000	$ 5,001,165
		9,170,657
Missouri 0.2%
State of Missouri, Health & Educational Facilities Authority Revenue Bonds
Series B
2.744%, due 10/1/26	1,185,000	1,240,079
Nebraska 0.2%
Nebraska Public Power District Revenue Bonds
Series B-1
2.593%, due 1/1/29	1,350,000	1,421,163
New Jersey 2.6%
Casino Reinvestment Development Authority, Inc. Revenue Bonds
Series B, Insured: NATL-RE
5.46%, due 6/1/25	2,105,000	2,215,913
City of Vineland NJ Unlimited General Obligation
3.193%, due 4/15/29	1,175,000	1,238,735
New Jersey Economic Development Authority, State Pension Funding Bonds Revenue Bonds
Series A, Insured: NATL-RE
7.425%, due 2/15/29	534,000	677,781
New Jersey Educational Facilities Authority, The College Of New Jersey Revenue Bonds
Series G, Insured: BAM
3.459%, due 7/1/32	1,330,000	1,489,177
New Jersey Transportation Trust Fund Authority, Transportation System Revenue Bonds
Series B
2.631%, due 6/15/24	4,150,000	4,302,370

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.
18	MainStay MacKay U.S. Infrastructure Bond Fund

	Principal Amount	Value
Municipal Bonds (continued)
New Jersey (continued)
North Hudson Sewerage Authority Revenue Bonds, Senior Lien
Insured: AGM
2.978%, due 6/1/29	$ 1,000,000	$ 1,066,223
South Jersey Transportation Authority Revenue Bonds
Series B, Insured: BAM
2.381%, due 11/1/27	1,750,000	1,761,818
Series B
3.12%, due 11/1/26	500,000	528,506
Series B
3.26%, due 11/1/27	500,000	531,073
Series B
3.36%, due 11/1/28	2,000,000	2,129,356
		15,940,952
New York 5.2%
Brookhaven Local Development Corp., Long Island Community Hospital Project Revenue Bonds
Series B
4.50%, due 10/1/25	1,710,000	1,780,107
Brookhaven Local Development Corp., Long Island Community Hospital Health Care Services Foundation Revenue Bonds
Series A, Insured: AGM-CR
6.00%, due 10/1/30	1,855,000	2,269,670
City of Yonkers NY Limited General Obligation
Series C, Insured: BAM
2.818%, due 5/1/28	1,000,000	1,027,877
Metropolitan Transportation Authority Revenue Bonds
Series A-1
5.00%, due 2/1/23	5,000,000	5,287,916
New York City Industrial Development Agency, Yankee Stadium Project Revenue Bonds
Series B, Insured: AGM
2.681%, due 3/1/33	1,750,000	1,783,798
New York State Dormitory Authority, State Personal Income Tax Revenue Bonds
Series C
2.152%, due 3/15/31	5,090,000	5,065,902
	Principal Amount	Value

New York (continued)
New York State Dormitory Authority, Montefiore Obligated Group Revenue Bonds
Series B, Insured: AGM
4.946%, due 8/1/48	$ 1,000,000	$ 1,138,389
New York State Energy Research & Development Authority, Residential Solar And Energy Efficiency Financing, Green Bond Revenue Bonds
Series A
3.62%, due 4/1/25	750,000	803,131
Series A
3.77%, due 4/1/26	1,045,000	1,136,654
Series A
3.927%, due 4/1/27	995,000	1,097,899
Port Authority of New York & New Jersey, Consolidated 159th Revenue Bonds
Series B
6.04%, due 12/1/29	620,000	796,305
State of New York Unlimited General Obligation
Series B
1.84%, due 3/15/30	10,000,000	10,015,010
		32,202,658
Ohio 4.0%
American Municipal Power, Inc., Hydroelectric Projects Revenue Bonds
Series D
3.014%, due 2/15/31	2,000,000	2,115,348
Series C
7.334%, due 2/15/28	4,000,000	5,004,730
City of Cleveland OH, Airport System Revenue Bonds
Series A, Insured: BAM
2.882%, due 1/1/31	1,400,000	1,488,978
Dayton Metro Library Unlimited General Obligation
2.676%, due 12/1/29	2,035,000	2,161,849
JobsOhio Beverage System Revenue Bonds
Series B
3.985%, due 1/1/29	2,050,000	2,281,479
The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.
19

Portfolio of Investments October 31, 2021† (continued)
	Principal Amount	Value
Municipal Bonds (continued)
Ohio (continued)
Northeast Ohio Regional Sewer District, Wastewater Improvement Revenue Bonds
2.419%, due 11/15/30	$ 1,245,000	$ 1,300,194
2.519%, due 11/15/31	1,655,000	1,733,635
State of Ohio, Common Schools Unlimited General Obligation
Series A
1.50%, due 9/15/29	3,000,000	2,961,554
Summit County Development Finance Authority, Franciscan University of Steubenville Project Revenue Bonds
Series B
5.125%, due 11/1/48	1,000,000	1,102,399
Series A
6.00%, due 11/1/48 (b)	1,750,000	2,036,613
University of Cincinnati Revenue Bonds
Series B
2.533%, due 6/1/29	2,500,000	2,620,075
		24,806,854
Oklahoma 0.7%
Oklahoma Municipal Power Authority, Power Suply System Revenue Bonds
Series B, Insured: AGM
2.151%, due 1/1/31	1,500,000	1,501,942
Series B, Insured: AGM
2.251%, due 1/1/32	1,450,000	1,460,406
Series B, Insured: AGM
2.351%, due 1/1/33	1,475,000	1,492,693
		4,455,041
Oregon 2.0%
Oregon State Facilities Authority, Lewis & Clark College Project Revenue Bonds
Series A
2.486%, due 10/1/35	4,000,000	3,862,505
Port of Portland Airport OR, Portland International Airport Customer Facility Charge Revenue Bonds
4.067%, due 7/1/39	1,000,000	1,075,349
	Principal Amount	Value

Oregon (continued)
State of Oregon, Article Xi-Q State Projects Unlimited General Obligation
Series G
1.315%, due 5/1/27	$ 1,000,000	$ 992,692
State of Oregon Unlimited General Obligation
1.70%, due 8/1/29	2,135,000	2,135,129
1.70%, due 8/1/29	2,000,000	2,000,121
1.80%, due 8/1/30	1,000,000	1,003,334
Washington & Multnomah Counties School District No. 48J Beaverton Unlimited General Obligation
Insured: School Bond Guaranty
1.693%, due 6/15/30	1,500,000	1,485,309
		12,554,439
Pennsylvania 6.1%
Authority Improvement Municipalities, Carlow University Revenue Bonds
Series B
5.00%, due 11/1/53	1,000,000	1,029,417
City of Philadelphia PA, Water & Wastewater Revenue Bonds
Series B
1.734%, due 11/1/28	2,740,000	2,718,857
City of Philadelphia PA Unlimited General Obligation
Series B, Insured: AGM
1.738%, due 7/15/30	3,050,000	2,979,782
Series A
2.664%, due 7/15/28	3,000,000	3,131,059
County of Allegheny PA Unlimited General Obligation
Series C-79
1.438%, due 11/1/27	3,605,000	3,571,740
County of Beaver PA Unlimited General Obligation
Series B, Insured: BAM
3.979%, due 11/15/29	1,805,000	2,053,054
Pennsylvania Economic Development Financing Authority, Build America Bonds Revenue Bonds
Series B
6.532%, due 6/15/39	1,495,000	2,114,467

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.
20	MainStay MacKay U.S. Infrastructure Bond Fund

	Principal Amount	Value
Municipal Bonds (continued)
Pennsylvania (continued)
Pennsylvania Higher Educational Facilities Authority, Widener University Revenue Bonds
Series B
2.789%, due 7/15/30	$ 2,080,000	$ 2,057,915
Philadelphia Authority for Industrial Development Revenue Bonds
1.625%, due 4/15/26	1,850,000	1,862,844
2.216%, due 4/15/28	2,250,000	2,286,377
Reading Area Water Authority, Green Bond Revenue Bonds
Insured: BAM
2.209%, due 12/1/28	2,345,000	2,363,463
Insured: BAM
2.309%, due 12/1/29	2,390,000	2,417,655
Insured: BAM
2.439%, due 12/1/31	3,295,000	3,352,981
State Public School Building Authority, School District of Philadelphia (The) Revenue Bonds
Series A, Insured: State Aid Withholding
3.046%, due 4/1/28	1,920,000	2,006,880
Temple University-of The Commonwealth System of Higher Education Revenue Bonds
Insured: State Appropriations
1.857%, due 4/1/27	3,445,000	3,469,227
		37,415,718
Rhode Island 0.4%
Rhode Island Commerce Corp., Historic Structures Tax Credit Financing Program Revenue Bonds
Series A
3.297%, due 5/1/28	1,000,000	1,082,920
Rhode Island Turnpike & Bridge Authority Revenue Bonds
Series 1
2.761%, due 12/1/29	1,570,000	1,651,272
		2,734,192
	Principal Amount	Value

South Carolina 1.1%
South Carolina Public Service Authority Revenue Bonds
Series E
4.322%, due 12/1/27	$ 6,040,000	$ 6,849,794
South Dakota 0.2%
Sioux Falls School District No. 49-5 Unlimited General Obligation
Insured: State Aid Withholding
1.982%, due 8/1/31	1,015,000	1,028,362
Tennessee 0.6%
Metropolitan Government Nashville & Davidson County Health & Educational Facilities Board, Lipscomb University Project Revenue Bonds
Series B
4.409%, due 10/1/34	1,280,000	1,353,695
Tennessee Energy Acquisition Corp. Revenue Bonds
Series A
4.00%, due 5/1/48 (c)	2,500,000	2,618,220
		3,971,915
Texas 7.3%
Central Texas Regional Mobility Authority Revenue Bonds, Senior Lien
Series C
1.837%, due 1/1/27	1,290,000	1,299,451
City of Austin TX, Rental Car Special Facility Revenue Bonds
Insured: AGM
1.71%, due 11/15/29	1,645,000	1,614,473
City of Corpus Christi TX, Utility System Revenue Bonds, Junior Lien
Series B
1.489%, due 7/15/27	2,250,000	2,239,270
Series B
1.706%, due 7/15/28	2,500,000	2,485,995
City of Garland TX, Electric Utility System Revenue Bonds
Series B, Insured: AGM
2.172%, due 3/1/32	1,000,000	995,990
The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.
21

Portfolio of Investments October 31, 2021† (continued)
	Principal Amount	Value
Municipal Bonds (continued)
Texas (continued)
City of Houston TX, Combined Utility System Revenue Bonds, First Lien
Series B
1.516%, due 11/15/28	$ 1,400,000	$ 1,373,340
City of Houston TX, Airport System Revenue Bonds, Sub. Lien
Series C
1.816%, due 7/1/27	2,000,000	2,008,110
City of Houston TX Limited General Obligation
Series B
2.366%, due 3/1/28	2,855,000	2,959,363
Dallas Fort Worth International Airport Revenue Bonds
Series C
1.749%, due 11/1/27	2,000,000	1,998,758
Series C
1.932%, due 11/1/28 (a)	3,000,000	2,992,192
El Paso Independent School District Unlimited General Obligation
Series A, Insured: PSF
5.00%, due 8/15/28	4,000,000	4,847,332
Gainesville Hospital District Limited General Obligation
Series A
4.753%, due 8/15/23	1,520,000	1,606,786
Pflugerville Independent School District Unlimited General Obligation
Insured: PSF
4.25%, due 2/15/30	1,500,000	1,785,695
Port of Corpus Christi Authority of Nueces County Revenue Bonds, Senior Lien
Series B
4.875%, due 12/1/38	2,000,000	2,310,169
San Antonio Education Facilities Corp., University of the Incarnate Word Project Revenue Bonds
Series B
2.50%, due 4/1/29	1,000,000	985,871
Series B
2.65%, due 4/1/30	1,100,000	1,090,009
Series B
2.73%, due 4/1/31	750,000	743,909
	Principal Amount	Value

Texas (continued)
Tarrant County Cultural Education Facilities Finance Corp., Hendrick Medical Center Obligated Group Revenue Bonds
Insured: AGM
1.824%, due 9/1/27	$ 900,000	$ 892,491
Insured: AGM
2.411%, due 9/1/31	2,350,000	2,364,100
Texas Transportation Commission Unlimited General Obligation
1.383%, due 10/1/28	8,270,000	8,123,660
		44,716,964
Utah 0.6%
County of Salt Lake UT, Convention Hotel Revenue Bonds
5.25%, due 10/1/34 (b)	3,610,000	3,904,284
Virginia 1.1%
Farmville Industrial Development Authority, Longwood University Student Housing Project Revenue Bonds
Series B
5.00%, due 1/1/34	2,000,000	2,142,959
Fredericksburg Economic Development Authority, Fredericksburg Stadium Project Revenue Bonds
Series A
4.00%, due 9/1/29 (b)	2,150,000	2,312,071
Virginia Resources Authority, Infrastructure Revenue Revenue Bonds
Series C, Insured: Moral Obligation
2.55%, due 11/1/28	2,050,000	2,164,206
		6,619,236
Washington 0.9%
Klickitat County Public Utility District No. 1 Revenue Bonds
Series B, Insured: AGM
2.803%, due 12/1/29	700,000	728,863
Northwest Open Access Network Revenue Bonds
1.95%, due 12/1/28	1,865,000	1,845,617

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.
22	MainStay MacKay U.S. Infrastructure Bond Fund

	Principal Amount	Value
Municipal Bonds (continued)
Washington (continued)
Northwest Open Access Network Revenue Bonds (continued)
2.04%, due 12/1/29	$ 1,000,000	$ 988,784
Spokane Public Facilities District Revenue Bonds
Series B
1.996%, due 12/1/30	2,000,000	2,000,320
		5,563,584
West Virginia 0.6%
County of Ohio WV, Special District Excise Tax Revenue Bonds
Series A
4.00%, due 3/1/40	3,500,000	3,458,163
Wisconsin 1.2%
State of Wisconsin Unlimited General Obligation
Series 4
1.402%, due 5/1/29	5,500,000	5,371,282
State of Wisconsin Revenue Bonds
Series A
2.399%, due 5/1/30	2,000,000	2,075,814
		7,447,096
Total Municipal Bonds (Cost $531,384,241)		542,202,315
U.S. Government & Federal Agencies 0.0% ‡
Federal Home Loan Mortgage Corporation (Mortgage Pass-Through Securities) 0.0% ‡
FHLMC Gold Pools, 30 Year
4.00%, due 10/1/48	154,123	169,231
6.50%, due 4/1/37	26,099	30,643
		199,874
	Principal Amount	Value

Government National Mortgage Association (Mortgage Pass-Through Security) 0.0% ‡
GNMA I, 30 Year
6.50%, due 4/15/31	$ 109,517	$ 125,788
Total U.S. Government & Federal Agencies (Cost $292,443)		325,662
Total Long-Term Bonds (Cost $571,480,795)		582,378,119

	Shares
Short-Term Investments 8.3%
Affiliated Investment Company 7.2%
MainStay U.S. Government Liquidity Fund, 0.01% (d)	44,540,211	44,540,211

	Principal Amount
Short-Term Municipal Notes 1.1%
County of Sacramento CA Insured: AGM
1.536%, due7/10/30 (e)	2,500,000	2,494,272
Clifton Higher Education Finance Corp. Insured: PSF
0.75%, due8/15/50 (b)(e)	4,000,000	4,005,266
Total Short-Term Municipal Notes (Cost $6,491,116)		6,499,538
Total Short-Term Investments (Cost $51,031,327)		51,039,749
Total Investments (Cost $622,512,122)	102.8%	633,417,868
Other Assets, Less Liabilities	(2.8)	(17,453,296)
Net Assets	100.0%	$ 615,964,572

†	Percentages indicated are based on Fund net assets.
‡	Less than one-tenth of a percent.
(a)	Delayed delivery security.
(b)	May be sold to institutional investors only under Rule 144A or securities offered pursuant to Section 4(a)(2) of the Securities Act of 1933, as amended.
(c)	Coupon rate may change based on changes of the underlying collateral or prepayments of principal. Rate shown was the rate in effect as of October 31, 2021.
(d)	Current yield as of October 31, 2021.
The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.
23

Portfolio of Investments October 31, 2021† (continued)
(e)	Variable-rate demand notes (VRDNs)—Provide the right to sell the security at face value on either that day or within the rate-reset period. VRDNs will normally trade as if the maturity is the earlier put date, even though stated maturity is longer. The interest rate is reset on the put date at a stipulated daily, weekly, monthly, quarterly, or other specified time interval to reflect current market conditions. These securities do not indicate a reference rate and spread in their description. The maturity date shown is the final maturity.
Futures Contracts
As of October 31, 2021, the Fund held the following futures contracts1:
Type	Number of Contracts	Expiration Date	Value at Trade Date	Current Notional Amount	Unrealized Appreciation (Depreciation)[2]
Short Contracts
U.S. Treasury 10 Year Notes	(300)	December 2021	$ (39,795,415)	$ (39,210,937)	$ 584,478
U.S. Treasury Long Bonds	(25)	December 2021	(4,010,098)	(4,021,094)	(10,996)
Net Unrealized Appreciation					$ 573,482

1.	As of October 31, 2021, cash in the amount of $507,500 was on deposit with a broker or futures commission merchant for futures transactions.
2.	Represents the difference between the value of the contracts at the time they were opened and the value as of October 31, 2021.

Abbreviation(s):
AGM—Assured Guaranty Municipal Corp.
AMBAC—Ambac Assurance Corp.
BAM—Build America Mutual Assurance Co.
CR—Custodial Receipts
FHLMC—Federal Home Loan Mortgage Corp.
GNMA—Government National Mortgage Association
NATL-RE—National Public Finance Guarantee Corp.
PSF—Permanent School Fund
The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.
24	MainStay MacKay U.S. Infrastructure Bond Fund

The following is a summary of the fair valuations according to the inputs used as of October 31, 2021, for valuing the Fund’s assets and liabilities:
Description	Quoted Prices in Active Markets for Identical Assets (Level 1)	Significant Other Observable Inputs (Level 2)	Significant Unobservable Inputs (Level 3)	Total
Asset Valuation Inputs
Investments in Securities (a)
Long-Term Bonds
Corporate Bonds	$ —	$ 39,850,142	$ —	$ 39,850,142
Municipal Bonds	—	542,202,315	—	542,202,315
U.S. Government & Federal Agencies	—	325,662	—	325,662
Total Long-Term Bonds	—	582,378,119	—	582,378,119
Short-Term Investments
Affiliated Investment Company	44,540,211	—	—	44,540,211
Short-Term Municipal Notes	—	6,499,538	—	6,499,538
Total Short-Term Investments	44,540,211	6,499,538	—	51,039,749
Total Investments in Securities	44,540,211	588,877,657	—	633,417,868
Other Financial Instruments
Futures Contracts (b)	584,478	—	—	584,478
Total Investments in Securities and Other Financial Instruments	$ 45,124,689	$ 588,877,657	$ —	$ 634,002,346
Liability Valuation Inputs
Other Financial Instruments
Futures Contracts (b)	$ (10,996)	$ —	$ —	$ (10,996)

(a)	For a complete listing of investments and their industries, see the Portfolio of Investments.
(b)	The value listed for these securities reflects unrealized appreciation (depreciation) as shown on the Portfolio of Investments.
The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.
25

Statement of Assets and Liabilities as of October 31, 2021
Assets
Investment in unaffiliated securities, at value (identified cost $577,971,911)	$588,877,657
Investment in affiliated investment companies, at value (identified cost $44,540,211)	44,540,211
Cash	55
Cash collateral on deposit at broker for futures contracts	507,500
Receivables:
Interest	4,538,605
Investment securities sold	1,973,420
Fund shares sold	1,280,814
Variation margin on futures contracts	5,468
Other assets	48,032
Total assets	641,771,762
Liabilities
Payables:
Investment securities purchased	16,585,000
Fund shares redeemed	8,504,971
Dividend payable	294,560
Manager (See Note 3)	197,055
Transfer agent (See Note 3)	139,627
NYLIFE Distributors (See Note 3)	34,360
Professional fees	29,791
Shareholder communication	19,080
Trustees	559
Accrued expenses	2,187
Total liabilities	25,807,190
Net assets	$615,964,572
Composition of Net Assets
Shares of beneficial interest outstanding (par value of $.01 per share) unlimited number of shares authorized	$ 698,560
Additional paid-in-capital	599,524,858
600,223,418
Total distributable earnings (loss)	15,741,154
Net assets	$615,964,572
Class A
Net assets applicable to outstanding shares	$111,625,621
Shares of beneficial interest outstanding	12,772,651
Net asset value per share outstanding	$ 8.74
Maximum sales charge (4.50% of offering price)	0.41
Maximum offering price per share outstanding	$ 9.15
Investor Class
Net assets applicable to outstanding shares	$ 17,994,378
Shares of beneficial interest outstanding	2,049,809
Net asset value per share outstanding	$ 8.78
Maximum sales charge (4.00% of offering price)	0.37
Maximum offering price per share outstanding	$ 9.15
Class B
Net assets applicable to outstanding shares	$ 1,342,945
Shares of beneficial interest outstanding	153,671
Net asset value and offering price per share outstanding	$ 8.74
Class C
Net assets applicable to outstanding shares	$ 6,480,888
Shares of beneficial interest outstanding	741,688
Net asset value and offering price per share outstanding	$ 8.74
Class I
Net assets applicable to outstanding shares	$329,021,027
Shares of beneficial interest outstanding	37,232,690
Net asset value and offering price per share outstanding	$ 8.84
Class R6
Net assets applicable to outstanding shares	$149,499,713
Shares of beneficial interest outstanding	16,905,499
Net asset value and offering price per share outstanding	$ 8.84

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.
26	MainStay MacKay U.S. Infrastructure Bond Fund

Statement of Operations for the year ended October 31, 2021
Investment Income (Loss)
Income
Interest	$13,432,904
Dividends-affiliated	3,032
Other	218
Total income	13,436,154
Expenses
Manager (See Note 3)	2,882,732
Transfer agent (See Note 3)	767,576
Distribution/Service—Class A (See Note 3)	279,850
Distribution/Service—Investor Class (See Note 3)	47,345
Distribution/Service—Class B (See Note 3)	16,371
Distribution/Service—Class C (See Note 3)	79,705
Registration	153,873
Professional fees	94,807
Shareholder communication	52,799
Custodian	41,192
Trustees	12,977
Insurance	3,652
Miscellaneous	18,067
Total expenses before waiver/reimbursement	4,450,946
Expense waiver/reimbursement from Manager (See Note 3)	(543,457)
Net expenses	3,907,489
Net investment income (loss)	9,528,665
Realized and Unrealized Gain (Loss)
Net realized gain (loss) on:
Unaffiliated investment transactions	3,384,756
Futures transactions	1,280,858
Net realized gain (loss)	4,665,614
Net change in unrealized appreciation (depreciation) on:
Unaffiliated investments	(1,276,107)
Futures contracts	345,581
Net change in unrealized appreciation (depreciation)	(930,526)
Net realized and unrealized gain (loss)	3,735,088
Net increase (decrease) in net assets resulting from operations	$13,263,753
The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.
27

Statements of Changes in Net Assets
for the years ended October 31, 2021 and October 31, 2020
	2021	2020
Increase (Decrease) in Net Assets
Operations:
Net investment income (loss)	$ 9,528,665	$ 8,862,817
Net realized gain (loss)	4,665,614	7,771,192
Net change in unrealized appreciation (depreciation)	(930,526)	4,583,107
Net increase (decrease) in net assets resulting from operations	13,263,753	21,217,116
Distributions to shareholders:
Class A	(2,956,871)	(1,754,280)
Investor Class	(450,420)	(324,263)
Class B	(28,456)	(20,251)
Class C	(145,405)	(93,576)
Class I	(9,030,341)	(3,817,800)
Class R6	(3,572,136)	(2,994,329)
Total distributions to shareholders	(16,183,629)	(9,004,499)
Capital share transactions:
Net proceeds from sales of shares	319,836,169	506,198,949
Net asset value of shares issued to shareholder in reinvestment of distributions	11,662,330	8,017,362
Cost of shares redeemed	(221,362,280)	(316,791,224)
Increase (decrease) in net assets derived from capital share transactions	110,136,219	197,425,087
Net increase (decrease) in net assets	107,216,343	209,637,704
Net Assets
Beginning of year	508,748,229	299,110,525
End of year	$ 615,964,572	$ 508,748,229
The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.
28	MainStay MacKay U.S. Infrastructure Bond Fund

Financial Highlights selected per share data and ratios
	Year Ended October 31,
Class A	2021	2020	2019	2018	2017
Net asset value at beginning of year	$ 8.77	$ 8.64	$ 7.93	$ 8.33	$ 8.56
Net investment income (loss) (a)	0.13	0.16	0.21	0.19	0.17
Net realized and unrealized gain (loss)	0.07	0.14	0.71	(0.40)	(0.22)
Total from investment operations	0.20	0.30	0.92	(0.21)	(0.05)
Less distributions:
From net investment income	(0.13)	(0.17)	(0.21)	(0.19)	(0.18)
From net realized gain on investments	(0.10)	—	—	—	—
Return of capital	—	—	(0.00)‡	—	—
Total distributions	(0.23)	(0.17)	(0.21)	(0.19)	(0.18)
Net asset value at end of year	$ 8.74	$ 8.77	$ 8.64	$ 7.93	$ 8.33
Total investment return (b)	2.36%	3.45%	11.76%	(2.54)%	(0.60)%
Ratios (to average net assets)/Supplemental Data:
Net investment income (loss)	1.49%	1.84%	2.52%	2.31%	2.07%
Net expenses (c)	0.85%	0.85%	0.89%	1.00%	1.00%
Expenses (before waiver/reimbursement) (c)	0.96%	0.98%	1.02%	1.04%	1.00%
Portfolio turnover rate	51%(d)	89%(d)	124%(d)	58%(e)	20%(e)
Net assets at end of year (in 000’s)	$ 111,626	$ 103,475	$ 84,513	$ 68,269	$ 82,828

‡	Less than one cent per share.
(a)	Per share data based on average shares outstanding during the year.
(b)	Total investment return is calculated exclusive of sales charges and assumes the reinvestment of dividends and distributions. For periods of less than one year, total return is not annualized.
(c)	In addition to the fees and expenses which the Fund bears directly, it also indirectly bears a pro-rata share of the fees and expenses of the underlying funds in which it invests. Such indirect expenses are not included in the above expense ratios.
(d)	The portfolio turnover rate includes variable rate demand notes.
(e)	The portfolio turnover rates not including mortgage dollar rolls were 52% and 6% for the years ended October 31, 2018 and 2017, respectively.

	Year Ended October 31,
Investor Class	2021	2020	2019	2018	2017
Net asset value at beginning of year	$ 8.81	$ 8.68	$ 7.97	$ 8.36	$ 8.59
Net investment income (loss) (a)	0.10	0.14	0.19	0.16	0.15
Net realized and unrealized gain (loss)	0.07	0.13	0.71	(0.39)	(0.23)
Total from investment operations	0.17	0.27	0.90	(0.23)	(0.08)
Less distributions:
From net investment income	(0.10)	(0.14)	(0.19)	(0.16)	(0.15)
From net realized gain on investments	(0.10)	—	—	—	—
Return of capital	—	—	(0.00)‡	—	—
Total distributions	(0.20)	(0.14)	(0.19)	(0.16)	(0.15)
Net asset value at end of year	$ 8.78	$ 8.81	$ 8.68	$ 7.97	$ 8.36
Total investment return (b)	2.02%	3.14%	11.36%	(2.72)%	(0.91)%
Ratios (to average net assets)/Supplemental Data:
Net investment income (loss)	1.16%	1.57%	2.21%	1.98%	1.77%
Net expenses (c)	1.17%	1.15%	1.21%	1.33%	1.30%
Expenses (before waiver/reimbursement) (c)	1.33%	1.28%	1.35%	1.44%	1.30%
Portfolio turnover rate	51%(d)	89%(d)	124%(d)	58%(e)	20%(e)
Net assets at end of year (in 000's)	$ 17,994	$ 19,459	$ 20,520	$ 21,012	$ 24,187

‡	Less than one cent per share.
(a)	Per share data based on average shares outstanding during the year.
(b)	Total investment return is calculated exclusive of sales charges and assumes the reinvestment of dividends and distributions. For periods of less than one year, total return is not annualized.
(c)	In addition to the fees and expenses which the Fund bears directly, it also indirectly bears a pro-rata share of the fees and expenses of the underlying funds in which it invests. Such indirect expenses are not included in the above expense ratios.
(d)	The portfolio turnover rate includes variable rate demand notes.
(e)	The portfolio turnover rates not including mortgage dollar rolls were 52% and 6% for the years ended October 31, 2018 and 2017, respectively.

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.
29

Financial Highlights selected per share data and ratios
	Year Ended October 31,
Class B	2021	2020	2019	2018	2017
Net asset value at beginning of year	$ 8.77	$ 8.64	$ 7.94	$ 8.33	$ 8.56
Net investment income (loss) (a)	0.04	0.07	0.12	0.10	0.08
Net realized and unrealized gain (loss)	0.07	0.14	0.70	(0.39)	(0.22)
Total from investment operations	0.11	0.21	0.82	(0.29)	(0.14)
Less distributions:
From net investment income	(0.04)	(0.08)	(0.12)	(0.10)	(0.09)
From net realized gain on investments	(0.10)	—	—	—	—
Return of capital	—	—	(0.00)‡	—	—
Total distributions	(0.14)	(0.08)	(0.12)	(0.10)	(0.09)
Net asset value at end of year	$ 8.74	$ 8.77	$ 8.64	$ 7.94	$ 8.33
Total investment return (b)	1.28%	2.39%	10.46%	(3.46)%	(1.66)%
Ratios (to average net assets)/Supplemental Data:
Net investment income (loss)	0.42%	0.85%	1.46%	1.23%	1.01%
Net expenses (c)	1.92%	1.90%	1.96%	2.08%	2.05%
Expenses (before waiver/reimbursement) (c)	2.08%	2.03%	2.10%	2.19%	2.05%
Portfolio turnover rate	51%(d)	89%(d)	124%(d)	58%(e)	20%(e)
Net assets at end of year (in 000’s)	$ 1,343	$ 1,902	$ 2,621	$ 3,224	$ 4,730

‡	Less than one cent per share.
(a)	Per share data based on average shares outstanding during the year.
(b)	Total investment return is calculated exclusive of sales charges and assumes the reinvestment of dividends and distributions. For periods of less than one year, total return is not annualized.
(c)	In addition to the fees and expenses which the Fund bears directly, it also indirectly bears a pro-rata share of the fees and expenses of the underlying funds in which it invests. Such indirect expenses are not included in the above expense ratios.
(d)	The portfolio turnover rate includes variable rate demand notes.
(e)	The portfolio turnover rates not including mortgage dollar rolls were 52% and 6% for the years ended October 31, 2018 and 2017, respectively.

	Year Ended October 31,
Class C	2021	2020	2019	2018	2017
Net asset value at beginning of year	$ 8.77	$ 8.64	$ 7.93	$ 8.32	$ 8.55
Net investment income (loss) (a)	0.04	0.08	0.12	0.10	0.08
Net realized and unrealized gain (loss)	0.07	0.13	0.71	(0.39)	(0.22)
Total from investment operations	0.11	0.21	0.83	(0.29)	(0.14)
Less distributions:
From net investment income	(0.04)	(0.08)	(0.12)	(0.10)	(0.09)
From net realized gain on investments	(0.10)	—	—	—	—
Return of capital	—	—	(0.00)‡	—	—
Total distributions	(0.14)	(0.08)	(0.12)	(0.10)	(0.09)
Net asset value at end of year	$ 8.74	$ 8.77	$ 8.64	$ 7.93	$ 8.32
Total investment return (b)	1.27%	2.38%	10.59%	(3.46)%	(1.66)%
Ratios (to average net assets)/Supplemental Data:
Net investment income (loss)	0.42%	0.88%	1.47%	1.23%	1.00%
Net expenses (c)	1.92%	1.90%	1.96%	2.08%	2.05%
Expenses (before waiver/reimbursement) (c)	2.08%	2.02%	2.10%	2.19%	2.05%
Portfolio turnover rate	51%(d)	89%(d)	124%(d)	58%(e)	20%(e)
Net assets at end of year (in 000’s)	$ 6,481	$ 8,708	$ 14,152	$ 7,612	$ 9,472

‡	Less than one cent per share.
(a)	Per share data based on average shares outstanding during the year.
(b)	Total investment return is calculated exclusive of sales charges and assumes the reinvestment of dividends and distributions. For periods of less than one year, total return is not annualized.
(c)	In addition to the fees and expenses which the Fund bears directly, it also indirectly bears a pro-rata share of the fees and expenses of the underlying funds in which it invests. Such indirect expenses are not included in the above expense ratios.
(d)	The portfolio turnover rate includes variable rate demand notes.
(e)	The portfolio turnover rates not including mortgage dollar rolls were 52% and 6% for the years ended October 31, 2018 and 2017, respectively.

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.
30	MainStay MacKay U.S. Infrastructure Bond Fund

Financial Highlights selected per share data and ratios
	Year Ended October 31,
Class I	2021	2020	2019	2018	2017
Net asset value at beginning of year	$ 8.87	$ 8.73	$ 8.02	$ 8.42	$ 8.64
Net investment income (loss) (a)	0.15	0.17	0.24	0.21	0.20
Net realized and unrealized gain (loss)	0.07	0.16	0.71	(0.40)	(0.22)
Total from investment operations	0.22	0.33	0.95	(0.19)	(0.02)
Less distributions:
From net investment income	(0.15)	(0.19)	(0.24)	(0.21)	(0.20)
From net realized gain on investments	(0.10)	—	—	—	—
Return of capital	—	—	(0.00)‡	—	—
Total distributions	(0.25)	(0.19)	(0.24)	(0.21)	(0.20)
Net asset value at end of year	$ 8.84	$ 8.87	$ 8.73	$ 8.02	$ 8.42
Total investment return (b)	2.58%	3.78%	11.95%	(2.26)%	(0.23)%
Ratios (to average net assets)/Supplemental Data:
Net investment income (loss)	1.71%	1.97%	2.64%	2.56%	2.33%
Net expenses (c)	0.60%	0.60%	0.60%	0.75%	0.75%
Expenses (before waiver/reimbursement) (c)	0.71%	0.72%	0.74%	0.79%	0.75%
Portfolio turnover rate	51%(d)	89%(d)	124%(d)	58%(e)	20%(e)
Net assets at end of year (in 000’s)	$ 329,021	$ 292,000	$ 177,305	$ 5,003	$ 6,926

‡	Less than one cent per share.
(a)	Per share data based on average shares outstanding during the year.
(b)	Total investment return is calculated exclusive of sales charges and assumes the reinvestment of dividends and distributions. Class I shares are not subject to sales charges. For periods of less than one year, total return is not annualized.
(c)	In addition to the fees and expenses which the Fund bears directly, it also indirectly bears a pro-rata share of the fees and expenses of the underlying funds in which it invests. Such indirect expenses are not included in the above expense ratios.
(d)	The portfolio turnover rate includes variable rate demand notes.
(e)	The portfolio turnover rates not including mortgage dollar rolls were 52% and 6% for the years ended October 31, 2018 and 2017, respectively.

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.
31

Financial Highlights selected per share data and ratios
	Year Ended October 31,	November 1, 2019^ through October 31,
Class R6	2021	2020
Net asset value at beginning of period	$ 8.87	$ 8.72
Net investment income (loss) (a)	0.16	0.19
Net realized and unrealized gain (loss)	0.07	0.15
Total from investment operations	0.23	0.34
Less distributions:
From net investment income	(0.16)	(0.19)
From net realized gain on investments	(0.10)	—
Total distributions	(0.26)	(0.19)
Net asset value at end of period	$ 8.84	$ 8.87
Total investment return (b)	2.65%	3.85%
Ratios (to average net assets)/Supplemental Data:
Net investment income (loss)	1.77%	2.16%
Net expenses (c)	0.53%	0.53%
Expenses (before waiver/reimbursement) (c)	0.56%	0.58%
Portfolio turnover rate (d)	51%	89%
Net assets at end of period (in 000’s)	$ 149,500	$ 83,204

^	Inception date.
(a)	Per share data based on average shares outstanding during the period.
(b)	Total investment return is calculated exclusive of sales charges and assumes the reinvestment of dividends and distributions. Class R6 shares are not subject to sales charges. For periods of less than one year, total return is not annualized.
(c)	In addition to the fees and expenses which the Fund bears directly, it also indirectly bears a pro-rata share of the fees and expenses of the underlying funds in which it invests. Such indirect expenses are not included in the above expense ratios.
(d)	The portfolio turnover rate includes variable rate demand notes.
The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.
32	MainStay MacKay U.S. Infrastructure Bond Fund

Notes to Financial Statements
Note 1-Organization and Business
The MainStay Funds (the “Trust”) was organized on January 9, 1986, as a Massachusetts business trust. The Trust is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company, and is comprised of twelve funds (collectively referred to as the "Funds"). These financial statements and notes relate to the MainStay MacKay U.S. Infrastructure Bond Fund (the "Fund"), a “diversified” fund, as that term is defined in the 1940 Act, as interpreted or modified by regulatory authorities having jurisdiction, from time to time.
The following table lists the Fund's share classes that have been registered and commenced operations:
Class	Commenced Operations
Class A	January 3, 1995
Investor Class	February 28, 2008
Class B	May 1, 1986
Class C	September 1, 1998
Class I	January 2, 2004
Class R6	November 1, 2019
SIMPLE Class	N/A*

*	SIMPLE Class shares were registered for sale effective as of August 31, 2020 but have not yet commenced operations.
Class B shares of the MainStay Group of Funds are closed to all new purchases as well as additional investments by existing Class B shareholders. Existing Class B shareholders may continue to reinvest dividends and capital gains distributions, as well as exchange their Class B shares for Class B shares of other funds in the MainStay Group of Funds as permitted by the current exchange privileges. Class B shareholders continue to be subject to any applicable contingent deferred sales charge ("CDSC") at the time of redemption. All other features of the Class B shares, including but not limited to the fees and expenses applicable to Class B shares, remain unchanged. Unless redeemed, Class B shareholders will remain in Class B shares of their respective fund until the Class B shares are converted to Class A or Investor Class shares pursuant to the applicable conversion schedule.
Class A and Investor Class shares are offered at net asset value (“NAV”) per share plus an initial sales charge. No initial sales charge applies to investments of $250,000 or more (and certain other qualified purchases) in Class A and Investor Class shares. A CDSC of 1.00% may be imposed on certain redemptions of Class A and Investor Class shares made within 18 months of the date of purchase on shares that were purchased without an initial sales charge. Class C shares are offered at NAV without an initial sales charge, although a 1.00% CDSC may be imposed on certain redemptions of such shares made within one year of the date of purchase of Class C shares. Investments in Class C shares are subject to a purchase maximum of $250,000. When Class B shares were offered, they were offered at NAV without an initial sales charge, although a CDSC that declines depending on the number of years a shareholder held its Class B shares may be imposed on certain redemptions of such shares made within six years of the date of purchase of such shares. Class I and Class R6 shares are offered at NAV without a sales charge. SIMPLE Class shares are currently expected to be offered at NAV without a sales charge. Depending upon eligibility, Class B shares convert to either Class A or Investor Class shares at the end of the calendar quarter eight years after the date they were purchased. In addition, depending upon eligibility, Class C shares convert to either Class A or Investor Class shares at the end of the calendar quarter ten years after the date they were purchased. Additionally, Investor Class shares may convert automatically to Class A shares. Under certain circumstances and as may be permitted by the Trust’s multiple class plan pursuant to Rule 18f-3 under the 1940 Act, specified share classes of the Fund may be converted to one or more other share classes of the Fund as disclosed in the capital share transactions within these Notes. The classes of shares have the same voting (except for issues that relate solely to one class), dividend, liquidation and other rights, and the same terms and conditions, except that under distribution plans pursuant to Rule 12b-1 under the 1940 Act, Class B and Class C shares are subject to higher distribution and/or service fees than Class A, Investor Class and SIMPLE Class shares. Class I and Class R6 shares are not subject to a distribution and/or service fee.
The Fund's investment objective is to seek current income.
Note 2–Significant Accounting Policies
The Fund is an investment company and accordingly follows the investment company accounting and reporting guidance of the Financial Accounting Standards Board (“FASB”) Accounting Standards Codification Topic 946 Financial Services—Investment Companies. The Fund prepares its financial statements in accordance with generally accepted accounting principles (“GAAP”) in the United States of America and follows the significant accounting policies described below.
(A) Securities Valuation.  Investments are usually valued as of the close of regular trading on the New York Stock Exchange (the "Exchange") (usually 4:00 p.m. Eastern time) on each day the Fund is open for business ("valuation date").
The Board of Trustees of the Trust (the "Board") adopted procedures establishing methodologies for the valuation of the Fund's securities and other assets and delegated the responsibility for valuation determinations under those procedures to the Valuation Committee of the Trust (the “Valuation Committee”). The procedures state that, subject to the oversight of the Board and unless otherwise noted, the responsibility for the day-to-day valuation of portfolio assets (including fair value measurements for the Fund's assets and liabilities) rests with New York Life Investment Management LLC (“New York Life Investments” or the "Manager"), aided to whatever extent necessary by the Subadvisor (as defined in Note 3(A)). To assess the appropriateness of security valuations, the Manager, the Subadvisor or the Fund's third-party service provider, who is subject to oversight by the Manager, regularly compares prior day prices, prices on comparable securities and the sale prices to the prior and current day prices and challenges prices with changes

33

Notes to Financial Statements (continued)
exceeding certain tolerance levels with third-party pricing services or broker sources.
The Board authorized the Valuation Committee to appoint a Valuation Subcommittee (the “Subcommittee”) to establish the prices of securities for which market quotations are not readily available or the prices of which are not otherwise readily determinable under the procedures. The Subcommittee meets (in person, via electronic mail or via teleconference) on an as-needed basis. The Valuation Committee meets to ensure that actions taken by the Subcommittee were appropriate.
For those securities valued through either a standardized fair valuation methodology or a fair valuation measurement, the Subcommittee deals with such valuation and the Valuation Committee reviews and affirms, if appropriate, the reasonableness of the valuation based on such methodologies and measurements on a regular basis after considering information that is reasonably available and deemed relevant by the Valuation Committee. Any action taken by the Subcommittee with respect to the valuation of a portfolio security or other asset is submitted for review and ratification (if appropriate) to the Valuation Committee and the Board at the next regularly scheduled meeting.
"Fair value" is defined as the price the Fund would reasonably expect to receive upon selling an asset or liability in an orderly transaction to an independent buyer in the principal or most advantageous market for the asset or liability. Fair value measurements are determined within a framework that establishes a three-tier hierarchy that maximizes the use of observable market data and minimizes the use of unobservable inputs to establish a classification of fair value measurements for disclosure purposes. "Inputs" refer broadly to the assumptions that market participants would use in pricing the asset or liability, including assumptions about risk, such as the risk inherent in a particular valuation technique used to measure fair value using a pricing model and/or the risk inherent in the inputs for the valuation technique. Inputs may be observable or unobservable. Observable inputs reflect the assumptions market participants would use in pricing the asset or liability based on market data obtained from sources independent of the Fund. Unobservable inputs reflect the Fund’s own assumptions about the assumptions market participants would use in pricing the asset or liability based on the information available. The inputs or methodology used for valuing assets or liabilities may not be an indication of the risks associated with investing in those assets or liabilities. The three-tier hierarchy of inputs is summarized below.
•	Level 1—quoted prices in active markets for an identical asset or liability
•	Level 2—other significant observable inputs (including quoted prices for a similar asset or liability in active markets, interest rates and yield curves, prepayment speeds, credit risk, etc.)
•	Level 3—significant unobservable inputs (including the Fund's own assumptions about the assumptions that market participants would use in measuring fair value of an asset or liability)
The level of an asset or liability within the fair value hierarchy is based on the lowest level of an input, both individually and in the aggregate, that is significant to the fair value measurement. The aggregate value by input level of the Fund’s assets and liabilities as of October 31, 2021, is included at the end of the Portfolio of Investments.
The Fund may use third-party vendor evaluations, whose prices may be derived from one or more of the following standard inputs, among others:
• Benchmark yields	• Reported trades
• Broker/dealer quotes	• Issuer spreads
• Two-sided markets	• Benchmark securities
• Bids/offers	• Reference data (corporate actions or material event notices)
• Industry and economic events	• Comparable bonds
• Monthly payment information
An asset or liability for which market values cannot be measured using the methodologies described above is valued by methods deemed reasonable in good faith by the Valuation Committee, following the procedures established by the Board, to represent fair value. Under these procedures, the Fund generally uses a market-based approach which may use related or comparable assets or liabilities, recent transactions, market multiples, book values and other relevant information. The Fund may also use an income-based valuation approach in which the anticipated future cash flows of the asset or liability are discounted to calculate fair value. Discounts may also be applied due to the nature and/or duration of any restrictions on the disposition of the asset or liability. Fair value represents a good faith approximation of the value of a security. Fair value determinations involve the consideration of a number of subjective factors, an analysis of applicable facts and circumstances and the exercise of judgment. As a result, it is possible that the fair value for a security determined in good faith in accordance with the Fund's valuation procedures may differ from valuations for the same security determined by other funds using their own valuation procedures. Although the Fund's valuation procedures are designed to value a security at the price the Fund may reasonably expect to receive upon the security's sale in an orderly transaction, there can be no assurance that any fair value determination thereunder would, in fact, approximate the amount that the Fund would actually realize upon the sale of the security or the price at which the security would trade if a reliable market price were readily available. During the year ended October 31, 2021, there were no material changes to the fair value methodologies.
Securities which may be valued in this manner include, but are not limited to: (i) a security for which trading has been halted or suspended; (ii) a debt security that has recently gone into default and for which there is not a current market quotation; (iii) a security of an issuer that has entered into a restructuring; (iv) a security that has been delisted from a national exchange; (v) a security for which the market price is not readily available from a third-party pricing source or, if so provided, does not, in the opinion of the Manager or the Subadvisor, reflect the security's market value; (vi) a security subject to trading collars for which no or limited

34	MainStay MacKay U.S. Infrastructure Bond Fund

trading takes place; and (vii) a security whose principal market has been temporarily closed at a time when, under normal conditions, it would be open. Securities valued in this manner are generally categorized as Level 3 in the hierarchy. No securities held by the Fund as of October 31, 2021 were fair valued in such a manner.
Investments in mutual funds, including money market funds, are valued at their respective NAVs at the close of business each day on the valuation date. These securities are generally categorized as Level 1 in the hierarchy.
Futures contracts are valued at the last posted settlement price on the market where such futures are primarily traded. These securities are generally categorized as Level 1 in the hierarchy.
Debt securities (other than convertible and municipal bonds) are valued at the evaluated bid prices (evaluated mean prices in the case of convertible and municipal bonds) supplied by a pricing agent or broker selected by the Manager, in consultation with the Subadvisor. The evaluations are market-based measurements processed through a pricing application and represents the pricing agent’s good faith determination as to what a holder may receive in an orderly transaction under market conditions. The rules-based logic utilizes valuation techniques that reflect participants’ assumptions and vary by asset class and per methodology, maximizing the use of relevant observable data including quoted prices for similar assets, benchmark yield curves and market corroborated inputs. The evaluated bid or mean prices are deemed by the Manager, in consultation with the Subadvisor, to be representative of market values at the regular close of trading of the Exchange on each valuation date. Debt securities purchased on a delayed delivery basis are marked to market daily until settlement at the forward settlement date. Debt securities, including corporate bonds, U.S. government and federal agency bonds, municipal bonds, foreign bonds, convertible bonds, asset-backed securities and mortgage-backed securities are generally categorized as Level 2 in the hierarchy.
Temporary cash investments acquired in excess of 60 days to maturity at the time of purchase are valued using the latest bid prices or using valuations based on a matrix system (which considers such factors as security prices, yields, maturities and ratings), both as furnished by independent pricing services. Temporary cash investments that mature in 60 days or less at the time of purchase ("Short-Term Investments") are valued using the amortized cost method of valuation, unless the use of such method would be inappropriate. The amortized cost method involves valuing a security at its cost on the date of purchase and thereafter assuming a constant amortization to maturity of the difference between such cost and the value on maturity date. Amortized cost approximates the current fair value of a security. Securities valued using the amortized cost method are not valued using quoted prices in an active market and are generally categorized as Level 2 in the hierarchy.
The information above is not intended to reflect an exhaustive list of the methodologies that may be used to value portfolio investments. The valuation procedures permit the use of a variety of valuation methodologies in connection with valuing portfolio investments. The methodology used for a specific type of investment may vary based on the market data available or other considerations. The methodologies summarized above may not represent the specific means by which portfolio investments are valued on any particular business day.
(B) Income Taxes.  The Fund's policy is to comply with the requirements of the Internal Revenue Code of 1986, as amended (the “Internal Revenue Code”), applicable to regulated investment companies and to distribute all of its taxable income to the shareholders of the Fund within the allowable time limits.
The Manager evaluates the Fund’s tax positions to determine if the tax positions taken meet the minimum recognition threshold in connection with accounting for uncertainties in income tax positions taken or expected to be taken for the purposes of measuring and recognizing tax liabilities in the financial statements. Recognition of tax benefits of an uncertain tax position is permitted only to the extent the position is “more likely than not” to be sustained assuming examination by taxing authorities. The Manager analyzed the Fund's tax positions taken on federal, state and local income tax returns for all open tax years (for up to three tax years) and has concluded that no provisions for federal, state and local income tax are required in the Fund's financial statements. The Fund's federal, state and local income tax and federal excise tax returns for tax years for which the applicable statutes of limitations have not expired are subject to examination by the Internal Revenue Service and state and local departments of revenue.
(C) Dividends and Distributions to Shareholders. Dividends and distributions are recorded on the ex-dividend date. The Fund intends to declare dividends from net investment income, if any, daily and intends to pay them at least monthly and pays distributions from net realized capital and currency gains, if any, at least annually. Unless a shareholder elects otherwise, all dividends and distributions are reinvested at NAV in the same class of shares of the Fund. Dividends and distributions to shareholders are determined in accordance with federal income tax regulations and may differ from determinations using GAAP.
(D) Security Transactions and Investment Income.  The Fund records security transactions on the trade date. Realized gains and losses on security transactions are determined using the identified cost method. Interest income is accrued as earned using the effective interest rate method and includes any realized gains and losses from repayments of principal on mortgage-backed securities. Distributions received from real estate investment trusts may be classified as dividends, capital gains and/or return of capital. Discounts and premiums on securities purchased, other than temporary cash investments that mature in 60 days or less at the time of purchase, for the Fund are accreted and amortized, respectively, on the effective interest rate method.
Investment income and realized and unrealized gains and losses on investments of the Fund are allocated pro rata to the separate classes of shares based upon their relative net assets on the date the income is earned or realized and unrealized gains and losses are incurred.
35

Notes to Financial Statements (continued)
The Fund may place a debt security on non-accrual status and reduce related interest income by ceasing current accruals and writing off all or a portion of any interest receivables when the collection of all or a portion of such interest has become doubtful. A debt security is removed from non-accrual status when the issuer resumes interest payments or when collectability of interest is reasonably assured.
(E) Expenses.  Expenses of the Trust are allocated to the individual Funds in proportion to the net assets of the respective Funds when the expenses are incurred, except where direct allocations of expenses can be made. Expenses (other than transfer agent expenses and fees incurred under the shareholder services plans and/or the distribution plans further discussed in Note 3(B)) are allocated to separate classes of shares pro rata based upon their relative net assets on the date the expenses are incurred. The expenses borne by the Fund, including those of related parties to the Fund, are shown in the Statement of Operations.
Additionally, the Fund may invest in mutual funds, which are subject to management fees and other fees that may cause the costs of investing in mutual funds to be greater than the costs of owning the underlying securities directly. These indirect expenses of mutual funds are not included in the amounts shown as expenses in the Statement of Operations or in the expense ratios included in the Financial Highlights.
(F) Use of Estimates.  In preparing financial statements in conformity with GAAP, the Manager makes estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results could differ from those estimates and assumptions.
(G) Futures Contracts.  A futures contract is an agreement to purchase or sell a specified quantity of an underlying instrument at a specified future date and price, or to make or receive a cash payment based on the value of a financial instrument (e.g., foreign currency, interest rate, security or securities index). The Fund is subject to risks such as market price risk and/or interest rate risk in the normal course of investing in these contracts. Upon entering into a futures contract, the Fund is required to pledge to the broker or futures commission merchant an amount of cash and/or U.S. government securities equal to a certain percentage of the collateral amount, known as the “initial margin.” During the period the futures contract is open, changes in the value of the contract are recognized as unrealized appreciation or depreciation by marking to market such contract on a daily basis to reflect the market value of the contract at the end of each day’s trading. The Fund agrees to receive from or pay to the broker or futures commission merchant an amount of cash equal to the daily fluctuation in the value of the contract. Such receipts or payments are known as “variation margin.” When the futures contract is closed, the Fund records a realized gain or loss equal to the difference between the proceeds from (or cost of) the closing transaction and the Fund's basis in the contract.
The use of futures contracts involves, to varying degrees, elements of market risk in excess of the amount recognized in the Statement of Assets and Liabilities. The contract or notional amounts and variation margin reflect the extent of the Fund's involvement in open futures positions. There are several risks associated with the use of futures contracts as hedging techniques. There can be no assurance that a liquid market will exist at the time when the Fund seeks to close out a futures contract. If no liquid market exists, the Fund would remain obligated to meet margin requirements until the position is closed. Futures contracts may involve a small initial investment relative to the risk assumed, which could result in losses greater than if the Fund did not invest in futures contracts. Futures contracts may be more volatile than direct investments in the instrument underlying the futures and may not correlate to the underlying instrument, causing a given hedge not to achieve its objectives. The Fund's activities in futures contracts have minimal counterparty risk as they are conducted through regulated exchanges that guarantee the futures against default by the counterparty. In the event of a bankruptcy or insolvency of a futures commission merchant that holds margin on behalf of the Fund, the Fund may not be entitled to the return of the entire margin owed to the Fund, potentially resulting in a loss. The Fund may invest in futures contracts to seek enhanced returns or to reduce the risk of loss by hedging certain of its holdings. The Fund's investment in futures contracts and other derivatives may increase the volatility of the Fund's NAVs and may result in a loss to the Fund. Open futures contracts as of October 31, 2021, are shown in the Portfolio of Investments.
(H) Securities Lending. In order to realize additional income, the Fund may engage in securities lending, subject to the limitations set forth in the 1940 Act and relevant guidance by the staff of the Securities and Exchange Commission (“SEC”). If the Fund engages in securities lending, the Fund will lend through its custodian, JPMorgan Chase Bank, N.A., ("JPMorgan"), acting as securities lending agent on behalf of the Fund. Under the current arrangement, JPMorgan will manage the Fund's collateral in accordance with the securities lending agency agreement between the Fund and JPMorgan, and indemnify the Fund against counterparty risk. The loans will be collateralized by cash (which may be invested in a money market fund) and/or non-cash collateral (which may include U.S. Treasury securities and/or U.S. government agency securities issued or guaranteed by the United States government or its agencies or instrumentalities) at least equal at all times to the market value of the securities loaned. The Fund bears the risk of delay in recovery of, or loss of rights in, the securities loaned. The Fund may also record a realized gain or loss on securities deemed sold due to a borrower’s inability to return securities on loan. The Fund bears the risk of any loss on investment of cash collateral. The Fund will receive compensation for lending its securities in the form of fees or it will retain a portion of interest earned on the investment of any cash collateral. The Fund will also continue to receive interest and dividends on the securities loaned and any gain or loss in the market price of the securities loaned that may occur during the term of the loan will be for the account of the Fund. Income earned from securities lending activities, if any, is reflected in the Statement of Operations. As of October 31, 2021, the Fund did not have any portfolio securities on loan.
Prior to November 23, 2020, these services were provided by State Street Bank and Trust Company (“State Street”).

36	MainStay MacKay U.S. Infrastructure Bond Fund

(I) Delayed Delivery Transactions.  The Fund may purchase or sell securities on a delayed delivery basis. These transactions involve a commitment by the Fund to purchase or sell securities for a predetermined price or yield, with payment and delivery taking place beyond the customary settlement period. When delayed delivery purchases are outstanding, the Fund will designate liquid assets in an amount sufficient to meet the purchase price. When purchasing a security on a delayed delivery basis, the Fund assumes the rights and risks of ownership of the security, including the risk of price and yield fluctuations, and takes such fluctuations into account when determining its NAV. The Fund may dispose of or renegotiate a delayed delivery transaction after it is entered into, and may sell delayed delivery securities before they are delivered, which may result in a realized gain or loss. When the Fund has sold a security it owns on a delayed delivery basis, the Fund does not participate in future gains and losses with respect to the security. Delayed delivery transactions as of October 31, 2021, are shown in the Portfolio of Investments.
(J) Government, Infrastructure Investment and Municipal Bond Risk.  Investments in the Fund are not guaranteed, even though some of the Fund’s underlying investments are guaranteed by the U.S. government or its agencies or instrumentalities. The principal risk of mortgage-related and asset-backed securities is that the underlying debt may be prepaid ahead of schedule, if interest rates fall, thereby reducing the value of the Fund’s investment. If interest rates rise, less of the debt may be prepaid and the Fund may lose money because the Fund may be unable to invest in higher yielding assets. The Fund is subject to interest-rate risk and can lose principal value when interest rates rise. Bonds are also subject to credit risk, in which the bond issuer may fail to pay interest and principal in a timely manner.
The Fund’s investments in infrastructure-related securities will expose the Fund to potential adverse economic, regulatory, political, legal and other changes affecting such investments. Issuers of securities in infrastructure-related businesses are subject to a variety of factors that may adversely affect their business or operations, including high interest costs in connection with capital construction programs, high leverage, costs associated with environmental or other regulations and the effects of economic slowdowns. Rising interest rates could lead to higher financing costs and reduced earnings for infrastructure companies.
Municipal bond risks include the inability of the issuer to repay the obligation, the relative lack of information about certain issuers, and the possibility of future tax and legislative changes, which could affect the market for and value of municipal securities.
Municipalities continue to experience political, economic and financial difficulties in the current economic environment. The ability of a municipal issuer to make payments and the value of municipal bonds can be affected by uncertainties in the municipal securities market. Such uncertainties could cause increased volatility in the municipal securities market and could negatively impact the Fund’s net asset value, and/or the distributions paid by the Fund.
(K) LIBOR Replacement Risk. The Fund may invest in certain debt securities, derivatives or other financial instruments that utilize the London Interbank Offered Rate ("LIBOR"), as a “benchmark” or “reference rate” for various interest rate calculations. The United Kingdom Financial Conduct Authority, which regulates LIBOR, announced that after 2021 it will cease its active encouragement of banks to provide the quotations needed to sustain LIBOR. However, certain LIBOR tenors will continue beyond 2021 and the most widely used LIBOR tenors may continue until mid-2023. As a result, it is anticipated that LIBOR will be discontinued or will no longer be sufficiently robust to be representative of its underlying market around that time. Although financial regulators and industry working groups have suggested alternative reference rates, such as European Interbank Offer Rate (“EURIBOR”), Sterling Overnight Interbank Average Rate (“SONIA”) and Secured Overnight Financing Rate (“SOFR”), there are challenges to converting certain contracts and transactions to a new benchmark and neither the full effects of the transition process nor its ultimate outcome is known. New York Life Investments is currently working to assess exposure and will modify contracts as necessary.
The elimination of LIBOR or changes to other reference rates or any other changes or reforms to the determination or supervision of reference rates could have an adverse impact on the market for, or value of, any securities or payments linked to those reference rates, which may adversely affect the Fund's performance and/or net asset value. Uncertainty and risk also remain regarding the willingness and ability of issuers and lenders to include revised provisions in new and existing contracts or instruments. Consequently, the transition away from LIBOR to other reference rates may lead to increased volatility and illiquidity in markets that are tied to LIBOR, fluctuations in values of LIBOR-related investments or investments in issuers that utilize LIBOR, increased difficulty in borrowing or refinancing and diminished effectiveness of hedging strategies, adversely affecting the Fund's performance. Furthermore, the risks associated with the expected discontinuation of LIBOR and transition may be exacerbated if the work necessary to effect an orderly transition to an alternative reference rate is not completed in a timely manner. While the transition away from LIBOR has already begun with no material adverse effect to the Fund's performance, the transition is expected to last through mid-2023 for some LIBOR tenors. The usefulness of LIBOR as a benchmark could deteriorate anytime during this transition period.
(L) Indemnifications.  Under the Trust’s organizational documents, its officers and trustees are indemnified against certain liabilities that may arise out of performance of their duties to the Trust. Additionally, in the normal course of business, the Fund enters into contracts with third-party service providers that contain a variety of representations and warranties and that may provide general indemnifications. The Fund's maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Fund that have not yet occurred. The Manager believes that the risk of loss in connection with these potential indemnification obligations is remote. However, there can be no assurance that material liabilities related to such obligations will not arise in the future, which could adversely impact the Fund.
37

Notes to Financial Statements (continued)
(M) Quantitative Disclosure of Derivative Holdings. The following tables show additional disclosures related to the Fund's derivative and hedging activities, including how such activities are accounted for and their effect on the Fund's financial positions, performance and cash flows.
The Fund entered into futures contracts to help manage the duration and yield curve positioning of the portfolio. These derivatives are not accounted for as hedging instruments.
Fair value of derivative instruments as of October 31, 2021:
Asset Derivatives	Interest Rate Contracts Risk	Total
Futures Contracts - Net Assets—Net unrealized appreciation on futures contracts	$584,478	$584,478
Total Fair Value	$584,478	$584,478

Liability Derivatives	Interest Rate Contracts Risk	Total
Futures Contracts - Net Assets—Net unrealized depreciation on futures contracts	$(10,996)	$(10,996)
Total Fair Value	$(10,996)	$(10,996)
The effect of derivative instruments on the Statement of Operations for the year ended October 31, 2021:
Net Realized Gain (Loss) from:	Interest Rate Contracts Risk	Total
Futures Contracts	$1,280,858	$1,280,858
Total Net Realized Gain (Loss)	$1,280,858	$1,280,858

Net Change in Unrealized Appreciation (Depreciation)	Interest Rate Contracts Risk	Total
Futures Contracts	$345,581	$345,581
Total Net Change in Unrealized Appreciation (Depreciation)	$345,581	$345,581

Average Notional Amount	Total
Futures Contracts Short (a)	$(32,484,453)

(a)	Positions were open ten months during the reporting period.
Note 3–Fees and Related Party Transactions
(A) Manager and Subadvisor. New York Life Investments, a registered investment adviser and an indirect, wholly-owned subsidiary of New York Life Insurance Company ("New York Life"), serves as the Fund's
Manager, pursuant to an Amended and Restated Management Agreement ("Management Agreement"). The Manager provides offices, conducts clerical, recordkeeping and bookkeeping services and keeps most of the financial and accounting records required to be maintained by the Fund. Except for the portion of salaries and expenses that are the responsibility of the Fund, the Manager pays the salaries and expenses of all personnel affiliated with the Fund and certain operational expenses of the Fund. The Fund reimburses New York Life Investments in an amount equal to the portion of the compensation of the Chief Compliance Officer attributable to the Fund. MacKay Shields LLC ("MacKay Shields" or the "Subadvisor"), a registered investment adviser and an indirect, wholly-owned subsidiary of New York Life, serves as Subadvisor to the Fund and is responsible for the day-to-day portfolio management of the Fund. Pursuant to the terms of an Amended and Restated Subadvisory Agreement ("Subadvisory Agreement") between New York Life Investments and MacKay Shields, New York Life Investments pays for the services of the Subadvisor.
Pursuant to the Management Agreement, the Fund pays the Manager a monthly fee for the services performed and the facilities furnished at an annual rate of the Fund’s average daily net assets as follows: 0.50% up to $500 million; 0.475% from $500 million to $1 billion; and 0.45% in excess of $1 billion. During the year ended October 31, 2021, the effective management fee rate was 0.50% of the Fund’s average daily net assets, exclusive of any applicable waivers/reimbursements.
New York Life Investments has contractually agreed to waive fees and/or reimburse expenses so that Total Annual Fund Operating Expenses (excluding taxes, interest, litigation, extraordinary expenses, brokerage and other transaction expenses relating to the purchase or sale of portfolio investments and acquired (underlying) fund fees and expenses) do not exceed the following percentages of daily net assets: Class A, 0.85% and Class R6, 0.53%. New York Life Investments will apply an equivalent waiver or reimbursement, in an equal number of basis points of basis points of the Class A shares waiver/ reimbursement to Investor Class, Class B, Class C and Class I shares. This agreement will remain in effect until February 28, 2022, and shall renew automatically for one-year terms unless New York Life Investments provides written notice of termination prior to the start of the next term or upon approval of the Board.
During the year ended October 31, 2021, New York Life Investments earned fees from the Fund in the amount of $2,882,732 and waived fees and/or reimbursed expenses in the amount of $543,457 and paid the Subadvisor fees in the amount of $1,169,644.
JPMorgan Chase Bank, N.A. ("JPMorgan") provides sub-administration and sub-accounting services to the Fund pursuant to an agreement with New York Life Investments. These services include calculating the daily NAVs of the Fund, maintaining the general ledger and sub-ledger accounts for the calculation of the Fund's NAVs, and assisting New York Life Investments in conducting various aspects of the Fund's administrative operations. For providing these services to the Fund, JPMorgan is compensated by New York Life Investments.

38	MainStay MacKay U.S. Infrastructure Bond Fund

Prior to November 23, 2020, these services were provided by State Street Bank and Trust Company ("State Street").
Pursuant to an agreement between the Trust and New York Life Investments, New York Life Investments is responsible for providing or procuring certain regulatory reporting services for the Fund. The Fund will reimburse New York Life Investments for the actual costs incurred by New York Life Investments in connection with providing or procuring these services for the Fund.
(B) Distribution and Service Fees.  The Trust, on behalf of the Fund, has entered into a distribution agreement with NYLIFE Distributors LLC (the “Distributor”), an affiliate of New York Life Investments. The Fund has adopted distribution plans (the “Plans”) in accordance with the provisions of Rule 12b-1 under the 1940 Act.
Pursuant to the Class A and Investor Class Plans, the Distributor receives a monthly fee from the Class A and Investor Class shares at an annual rate of 0.25% of the average daily net assets of the Class A and Investor Class shares for distribution and/or service activities as designated by the Distributor. Pursuant to the Class B and Class C Plans, Class B and Class C shares pay the Distributor a monthly distribution fee at an annual rate of 0.75% of the average daily net assets of the Class B and Class C shares along with a service fee at an annual rate of 0.25% of the average daily net assets of the Class B and Class C shares, for a total 12b-1 fee of 1.00%. Class I and Class R6 shares are not subject to a distribution and/or service fee.
The Plans provide that the distribution and service fees are payable to the Distributor regardless of the amounts actually expended by the Distributor for distribution of the Fund's shares and service activities.
(C) Sales Charges.  The Fund was advised by the Distributor that the amount of initial sales charges retained on sales of Class A and Investor Class shares during the year ended October 31, 2021, were $5,033 and $1,531, respectively.
The Fund was also advised that the Distributor retained CDSCs on redemptions of Class A, Investor Class, Class B and Class C shares during the year ended October 31, 2021, of $32,740, $36, $1,079 and $4,616, respectively.
(D) Transfer, Dividend Disbursing and Shareholder Servicing Agent. NYLIM Service Company LLC, an affiliate of New York Life Investments, is the Fund's transfer, dividend disbursing and shareholder servicing agent pursuant to an agreement between NYLIM Service Company LLC and the Trust. NYLIM Service Company LLC has entered into an agreement with DST Asset Manager Solutions, Inc. ("DST"), pursuant to which DST performs certain transfer agent services on behalf of NYLIM Service Company LLC. New York Life Investments has contractually agreed to limit the transfer agency expenses charged to the Fund’s share classes to a maximum of 0.35% of that share class’s average daily net assets on an annual basis after deducting any applicable Fund or class-level expense reimbursement or small account fees. This agreement will remain in effect until February 28, 2022, and shall renew automatically for one-year terms unless New York Life Investments provides written notice of termination prior to the start of the next term or upon approval of the Board. During the year ended October 31, 2021, transfer agent expenses incurred by the Fund and any reimbursements, pursuant to the aforementioned Transfer Agency expense limitation agreement, were as follows:
Class	Expense	Waived
Class A	$162,238	$ —
Investor Class	99,010	(10,443)
Class B	8,449	(806)
Class C	41,044	(3,844)
Class I	451,662	—
Class R6	5,173	—
(E) Small Account Fee.  Shareholders with small accounts adversely impact the cost of providing transfer agency services. In an effort to reduce total transfer agency expenses, the Fund has implemented a small account fee on certain types of accounts. As described in the Fund's prospectus, certain shareholders with an account balance of less than $1,000 ($5,000 for Class A share accounts) are charged an annual per account fee of $20 (assessed semi-annually), the proceeds from which offset transfer agent fees as reflected in the Statement of Operations. This small account fee will not apply to certain types of accounts as described further in the Fund’s prospectus.
(F) Investments in Affiliates (in 000’s).  During the year ended October 31, 2021, purchases and sales transactions, income earned from investments and shares held of investment companies managed by New York Life Investments or its affiliates were as follows:
Affiliated Investment Companies	Value, Beginning of Year	Purchases at Cost	Proceeds from Sales	Net Realized Gain/(Loss) on Sales	Change in Unrealized Appreciation/ (Depreciation)	Value, End of Year	Dividend Income	Other Distributions	Shares End of Year
MainStay U.S. Government Liquidity Fund	$ —	$ 317,814	$ (273,274)	$ —	$ —	$ 44,540	$ 3	$ —	44,540

39

Notes to Financial Statements (continued)
(G) Capital. As of October 31, 2021, New York Life and its affiliates beneficially held shares of the Fund with the values and percentages of net assets as follows:
Class R6	$26,643	0.0%‡

‡	Less than one-tenth of a percent.
Note 4-Federal Income Tax
As of October 31, 2021, the cost and unrealized appreciation (depreciation) of the Fund’s investment portfolio, including applicable derivative contracts and other financial instruments, as determined on a federal income tax basis, were as follows:
	Federal Tax Cost	Gross Unrealized Appreciation	Gross Unrealized (Depreciation)	Net Unrealized Appreciation/ (Depreciation)
Investments in Securities	$622,682,556	$14,007,313	$(3,272,001)	$10,735,312
As of October 31, 2021, the components of accumulated gain (loss) on a tax basis were as follows:
Ordinary income	Accumulated Capital and Other Gain (Loss)	Other Temporary Differences	Unrealized Appreciation (Depreciation)	Total Accumulated Gain (Loss)
$2,563,748	$2,804,355	$(294,560)	$10,667,611	$15,741,154
The difference between book-basis and tax-basis unrealized appreciation (depreciation) is primarily due to mark to market of futures contracts and cumulative bond amortization adjustments.
During the years ended October 31, 2021 and October 31, 2020, the tax character of distributions paid as reflected in the Statements of Changes in Net Assets was as follows:
	2021	2020
Distributions paid from:
Ordinary Income	$16,183,629	$9,004,499
Note 5–Custodian
JPMorgan is the custodian of cash and securities held by the Fund. Custodial fees are charged to the Fund based on the Fund's net assets and/or the market value of securities held by the Fund and the number of certain transactions incurred by the Fund.
Prior to November 23, 2020, these services were provided by State Street. The services provided by State Street were a direct expense of the Fund and are included in the Statement of Operations as Custodian fees which totaled $1,773 for the period November 1, 2020 through November 22, 2020.
Note 6–Line of Credit
The Fund and certain other funds managed by New York Life Investments maintain a line of credit with a syndicate of banks in order to secure a source of funds for temporary purposes to meet unanticipated or excessive redemption requests.
Effective July 27, 2021, under the credit agreement (the “Credit Agreement”), the aggregate commitment amount is $600,000,000 with an additional uncommitted amount of $100,000,000. The commitment fee is an annual rate of 0.15% of the average commitment amount payable quarterly, regardless of usage, to JPMorgan, who serves as the agent to the syndicate. The commitment fee is allocated among the Fund and certain other funds managed by New York Life Investments based upon their respective net assets and other factors. Interest on any revolving credit loan is charged based upon the Federal Funds Rate or the one-month LIBOR, whichever is higher. The Credit Agreement expires on July 26, 2022, although the Fund, certain other funds managed by New York Life Investments and the syndicate of banks may renew the Credit Agreement for an additional year on the same or different terms or enter into a credit agreement with a different syndicate of banks. Prior to July 27, 2021, the aggregate commitment amount and the commitment fee were the same as those under the current Credit Agreement. During the year ended October 31, 2021, there were no borrowings made or outstanding with respect to the Fund under the Credit Agreement.
Note 7–Interfund Lending Program
Pursuant to an exemptive order issued by the SEC, the Fund, along with certain other funds managed by New York Life Investments, may participate in an interfund lending program. The interfund lending program provides an alternative credit facility that permits the Fund and certain other funds managed by New York Life Investments to lend or borrow money for temporary purposes directly to or from one another, subject to the conditions of the exemptive order. During the year ended October 31, 2021, there were no interfund loans made or outstanding with respect to the Fund.
Note 8–Purchases and Sales of Securities (in 000’s)
During the year ended October 31, 2021, purchases and sales of securities, other than short-term securities, were $381,964 and $280,746, respectively.
Note 9–Capital Share Transactions
Transactions in capital shares for the years ended October 31, 2021 and October 31, 2020, were as follows:

40	MainStay MacKay U.S. Infrastructure Bond Fund

Class A	Shares	Amount
Year ended October 31, 2021:
Shares sold	3,243,597	$ 28,520,389
Shares issued to shareholders in reinvestment of distributions	312,146	2,745,125
Shares redeemed	(2,814,703)	(24,731,219)
Net increase (decrease) in shares outstanding before conversion	741,040	6,534,295
Shares converted into Class A (See Note 1)	233,023	2,040,783
Net increase (decrease)	974,063	$ 8,575,078
Year ended October 31, 2020:
Shares sold	3,581,160	$ 31,130,263
Shares issued to shareholders in reinvestment of distributions	188,669	1,645,048
Shares redeemed	(1,957,726)	(16,997,883)
Net increase (decrease) in shares outstanding before conversion	1,812,103	15,777,428
Shares converted into Class A (See Note 1)	217,000	1,885,861
Shares converted from Class A (See Note 1)	(11,740)	(99,177)
Net increase (decrease)	2,017,363	$ 17,564,112

Investor Class	Shares	Amount
Year ended October 31, 2021:
Shares sold	46,213	$ 407,507
Shares issued to shareholders in reinvestment of distributions	49,608	438,291
Shares redeemed	(192,589)	(1,701,261)
Net increase (decrease) in shares outstanding before conversion	(96,768)	(855,463)
Shares converted into Investor Class (See Note 1)	41,622	365,724
Shares converted from Investor Class (See Note 1)	(104,097)	(921,180)
Net increase (decrease)	(159,243)	$ (1,410,919)
Year ended October 31, 2020:
Shares sold	149,694	$ 1,311,706
Shares issued to shareholders in reinvestment of distributions	35,776	313,146
Shares redeemed	(225,826)	(1,968,500)
Net increase (decrease) in shares outstanding before conversion	(40,356)	(343,648)
Shares converted into Investor Class (See Note 1)	56,369	495,075
Shares converted from Investor Class (See Note 1)	(171,249)	(1,493,289)
Net increase (decrease)	(155,236)	$ (1,341,862)

Class B	Shares	Amount
Year ended October 31, 2021:
Shares sold	3,916	$ 34,199
Shares issued to shareholders in reinvestment of distributions	2,946	25,919
Shares redeemed	(25,637)	(225,034)
Net increase (decrease) in shares outstanding before conversion	(18,775)	(164,916)
Shares converted from Class B (See Note 1)	(44,355)	(389,025)
Net increase (decrease)	(63,130)	$ (553,941)
Year ended October 31, 2020:
Shares sold	15,226	$ 128,529
Shares issued to shareholders in reinvestment of distributions	2,122	18,468
Shares redeemed	(48,244)	(417,353)
Net increase (decrease) in shares outstanding before conversion	(30,896)	(270,356)
Shares converted from Class B (See Note 1)	(55,577)	(487,410)
Net increase (decrease)	(86,473)	$ (757,766)

Class C	Shares	Amount
Year ended October 31, 2021:
Shares sold	199,251	$ 1,753,337
Shares issued to shareholders in reinvestment of distributions	14,417	126,836
Shares redeemed	(378,685)	(3,316,090)
Net increase (decrease) in shares outstanding before conversion	(165,017)	(1,435,917)
Shares converted from Class C (See Note 1)	(86,340)	(748,419)
Net increase (decrease)	(251,357)	$ (2,184,336)
Year ended October 31, 2020:
Shares sold	1,153,768	$ 10,234,702
Shares issued to shareholders in reinvestment of distributions	9,972	86,769
Shares redeemed	(1,786,435)	(15,500,354)
Net increase (decrease) in shares outstanding before conversion	(622,695)	(5,178,883)
Shares converted from Class C (See Note 1)	(22,622)	(197,934)
Net increase (decrease)	(645,317)	$ (5,376,817)

41

Notes to Financial Statements (continued)
Class I	Shares	Amount
Year ended October 31, 2021:
Shares sold	23,803,402	$ 211,714,321
Shares issued to shareholders in reinvestment of distributions	906,427	8,061,200
Shares redeemed	(20,410,262)	(181,052,686)
Net increase (decrease)	4,299,567	$ 38,722,835
Year ended October 31, 2020:
Shares sold	36,185,559	$ 318,007,846
Shares issued to shareholders in reinvestment of distributions	418,535	3,695,502
Shares redeemed	(12,947,404)	(114,102,580)
Net increase (decrease) in shares outstanding before conversion	23,656,690	207,600,768
Shares converted from Class I (See Note 1)	(11,026,106)	(96,147,647)
Net increase (decrease)	12,630,584	$ 111,453,121

Class R6	Shares	Amount
Year ended October 31, 2021:
Shares sold	8,698,022	$ 77,406,416
Shares issued to shareholders in reinvestment of distributions	29,780	264,959
Shares redeemed	(1,160,797)	(10,335,990)
Net increase (decrease) in shares outstanding before conversion	7,567,005	67,335,385
Shares converted from Class R6 (See Note 1)	(39,110)	(347,883)
Net increase (decrease)	7,527,895	$ 66,987,502
Period ended October 31, 2020:(a)
Shares sold	16,784,819	$ 145,385,903
Shares issued to shareholders in reinvestment of distributions	256,439	2,258,429
Shares redeemed	(18,678,194)	(167,804,554)
Net increase (decrease) in shares outstanding before conversion	(1,636,936)	(20,160,222)
Shares converted into Class R6 (See Note 1)	11,026,106	96,147,647
Shares converted from Class R6 (See Note 1)	(11,566)	(103,126)
Net increase (decrease)	9,377,604	$ 75,884,299

(a)	The inception date of the class was November 1, 2019.
Note 10–Other Matters
An outbreak of COVID-19, first detected in December 2019, has developed into a global pandemic and has resulted in travel restrictions, closure of international borders, certain businesses and securities markets, restrictions on securities trading activities, prolonged quarantines, supply chain disruptions, and lower consumer demand, as well as general concern and uncertainty. The continued impact of COVID-19 and related new variants is uncertain and could further adversely affect the global economy, national economies, individual issuers and capital markets in unforeseeable ways and result in a substantial and extended economic downturn. Developments that disrupt global economies and financial markets, such as COVID-19, may magnify factors that affect the Fund's performance.
Note 11–Subsequent Events
In connection with the preparation of the financial statements of the Fund as of and for the year ended October 31, 2021, events and transactions subsequent to October 31, 2021, through the date the financial statements were issued have been evaluated by the Manager for possible adjustment and/or disclosure. No subsequent events requiring financial statement adjustment or disclosure have been identified.

42	MainStay MacKay U.S. Infrastructure Bond Fund

Report of Independent Registered Public Accounting Firm
To the Shareholders of the Fund and Board of Trustees
The MainStay Funds:
Opinion on the Financial Statements
We have audited the accompanying statement of assets and liabilities of MainStay MacKay U.S. Infrastructure Bond Fund (the Fund), one of the funds constituting The MainStay Funds, including the portfolio of investments, as of October 31, 2021, the related statement of operations for the year then ended, the statements of changes in net assets for each of the years in the two-year period then ended, and the related notes (collectively, the financial statements) and the financial highlights for each of the years or periods in the five-year period then ended. In our opinion, the financial statements and financial highlights present fairly, in all material respects, the financial position of the Fund as of October 31, 2021, the results of its operations for the year then ended, the changes in its net assets for each of the years in the two-year period then ended, and the financial highlights for each of the years or periods in the five-year period then ended, in conformity with U.S. generally accepted accounting principles.
Basis for Opinion
These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.
We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement, whether due to error or fraud. Our audits included performing procedures to assess the risks of material misstatement of the financial statements and financial highlights, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements and financial highlights. Such procedures also included confirmation of securities owned as of October 31, 2021, by correspondence with the custodian, the transfer agent, and brokers or by other appropriate auditing procedures when replies from brokers were not received. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements and financial highlights. We believe that our audits provide a reasonable basis for our opinion.
We have served as the auditor of one or more New York Life Investment Management investment companies since 2003.
Philadelphia, Pennsylvania
December 24, 2021
43

Federal Income Tax
Information   (Unaudited)
In February 2022, shareholders will receive an IRS Form 1099-DIV or substitute Form 1099, which will show the federal tax status of the distributions received by shareholders in calendar year 2021. The amounts that will be reported on such 1099-DIV or substitute Form 1099 will be the amounts you are to use on your federal income tax return and will differ from the amounts which we must report for the Fund's fiscal year ended October 31, 2021.
Proxy Voting Record
The Fund is required to file with the SEC its proxy voting records for the 12-month period ending June 30 on Form N-PX. The most recent Form N-PX or proxy voting record is available free of charge upon request by calling 800-624-6782; visiting the MainStay Funds’ website at newyorklifeinvestments.com; or visiting the SEC’s website at www.sec.gov.
Shareholder Reports and Quarterly Portfolio Disclosure
The Fund is required to file its complete schedule of portfolio holdings with the SEC 60 days after its first and third fiscal quarter on Form N-PORT. The Fund's holdings report is available free of charge upon request by calling New York Life Investments at 800-624-6782.
44	MainStay MacKay U.S. Infrastructure Bond Fund

Board of Trustees and Officers (Unaudited)
The Trustees and officers of the Fund are listed below. The Board oversees the MainStay Group of Funds (which consists of MainStay Funds and MainStay Funds Trust), MainStay VP Funds Trust, MainStay MacKay DefinedTerm Municipal Opportunities Fund, MainStay CBRE Global Infrastructure Megatrends Fund, the Manager and the Subadvisors, and elects the officers of the Funds who are responsible for the day-to-day operations of the Fund. Information pertaining to the Trustees and officers is set forth below. Each Trustee serves until his or her successor is elected and qualified or until his or her resignation, death or removal. Under the Board’s retirement policy, unless an exception is made, a Trustee must tender his or her resignation by the end of the calendar year during which he or she reaches the age of 75. Mr. Nolan reached the age of 75 during the calendar year 2021. Accordingly, Mr. Nolan is expected to serve until the end of calendar year 2021, at which time he intends to retire. Additionally, Ms. Hammond was appointed as a Trustee of the Fund effective as of Mr. Nolan's retirement. Officers are elected annually by the Board. The business address of each Trustee and officer listed below is 51 Madison Avenue, New York, New York 10010. A majority of the Trustees are not “interested persons” (as defined by the 1940 Act and rules adopted by the SEC thereunder) of the Fund (“Independent Trustees”).
Name and Year of Birth	Term of Office, Position(s) Held and Length of Service	Principal Occupation(s) During Past Five Years	Number of Portfolios in Fund Complex Overseen by Trustee	Other Directorships Held by Trustee

Yie-Hsin Hung* 1962	MainStay Funds: Trustee since 2017; MainStay Funds Trust: Trustee since 2017	Senior Vice President of New York Life since joining in 2010, Member of the Executive Management Committee since 2017, Chief Executive Officer, New York Life Investment Management Holdings LLC & New York Life Investment Management LLC since 2015. Senior Managing Director and Co-President of New York Life Investment Management LLC from January 2014 to May 2015. Previously held positions of increasing responsibility, including head of NYLIM International, Alternative Growth Businesses, and Institutional investments since joining New York Life in 2010	78	MainStay VP Funds Trust:
Trustee since 2017 (31 portfolios);
MainStay MacKay DefinedTerm Municipal Opportunities Fund: Trustee
since 2017; and
MainStay CBRE Global Infrastructure Megatrends Fund: Trustee
since June 2021
*	This Trustee is considered to be an “interested person” of the MainStay Group of Funds, MainStay VP Funds Trust and MainStay MacKay DefinedTerm Municipal Opportunities Fund, within the meaning of the 1940 Act because of her affiliation with New York Life Insurance Company, New York Life Investment Management LLC, Candriam Belgium S.A., Candriam Luxembourg S.C.A., IndexIQ Advisors LLC, MacKay Shields LLC, NYL Investors LLC, NYLIFE Securities LLC and/or NYLIFE Distributors LLC, as described in detail above in the column entitled “Principal Occupation(s) During Past Five Years.”

Interested Trustee
45

Board of Trustees and Officers (Unaudited) (continued)
Name and Year of Birth	Term of Office, Position(s) Held and Length of Service	Principal Occupation(s) During Past Five Years	Number of Portfolios in Fund Complex Overseen by Trustee	Other Directorships Held by Trustee

David H. Chow 1957	MainStay Funds: Trustee since 2016, Advisory Board Member (June 2015 to December 2015); MainStay Funds Trust: Trustee since 2016, Advisory Board Member (June 2015 to December 2015)	Founder and CEO, DanCourt Management, LLC since 1999	78	MainStay VP Funds Trust: Trustee since 2016, Advisory Board Member (June 2015 to December 2015) (31 portfolios);
MainStay MacKay DefinedTerm Municipal Opportunities Fund: Trustee since 2016, Advisory Board Member (June 2015 to December 2015);
				MainStay CBRE Global Infrastructure Megatrends Fund: Trustee since June 2021; Market Vectors Group of Exchange-Traded Funds: Independent Chairman of the Board of Trustees since 2008 and Trustee since 2006 (56 portfolios); and Berea College of Kentucky: Trustee since 2009, Chair of the Investment Committee since 2018
Susan B. Kerley 1951	MainStay Funds: Chairman since 2017 and Trustee since 2007; MainStay Funds Trust: Chairman since 2017 and Trustee since 1990**	President, Strategic Management Advisors LLC since 1990	78	MainStay VP Funds Trust: Chairman since January 2017 and Trustee since 2007 (31 portfolios)***;
MainStay MacKay DefinedTerm Municipal Opportunities Fund: Chairman since 2017 and Trustee since 2011;
				MainStay CBRE Global Infrastructure Megatrends Fund: Trustee since June 2021; and Legg Mason Partners Funds: Trustee since 1991 (45 portfolios)
Alan R. Latshaw 1951	MainStay Funds: Trustee; MainStay Funds Trust: Trustee since 2007**	Retired; Partner, Ernst & Young LLP (2002 to 2003); Partner, Arthur Andersen LLP (1989 to 2002); Consultant to the MainStay Funds Audit and Compliance Committee (2004 to 2006)	78	MainStay VP Funds Trust: Trustee since 2007 (31 portfolios)***;
MainStay MacKay DefinedTerm Municipal Opportunities Fund: Trustee since 2011; and
				MainStay CBRE Global Infrastructure Megatrends Fund: Trustee since June 2021
Richard H. Nolan, Jr. 1946	MainStay Funds: Trustee since 2007; MainStay Funds Trust: Trustee since 2007**	Managing Director, ICC Capital Management since 2004; President—Shields/Alliance, Alliance Capital Management (1994 to 2004)	78	MainStay VP Funds Trust: Trustee since 2006 (31 portfolios)***; and MainStay MacKay DefinedTerm Municipal Opportunities Fund: Trustee since 2011
Jacques P. Perold 1958	MainStay Funds: Trustee since 2016, Advisory Board Member (June 2015 to December 2015); MainStay Funds Trust: Trustee since 2016, Advisory Board Member (June 2015 to December 2015)	Founder and Chief Executive Officer, Capshift Advisors LLC (Since 2018); President, Fidelity Management & Research Company (2009 to 2014); President and Chief Investment Officer, Geode Capital Management, LLC (2001 to 2009)	78	MainStay VP Funds Trust: Trustee since 2016, Advisory Board Member (June 2015 to December 2015) (31 portfolios);
MainStay MacKay DefinedTerm Municipal Opportunities Fund: Trustee since 2016, Advisory Board Member (June 2015 to December 2015);
MainStay CBRE Global Infrastructure Megatrends Fund: Trustee since June 2021; Partners in Health: Trustee since 2019; Allstate Corporation: Director since 2015;
				and MSCI, Inc.: Director since 2017
Independent Trustees
46	MainStay MacKay U.S. Infrastructure Bond Fund

Name and Year of Birth	Term of Office, Position(s) Held and Length of Service	Principal Occupation(s) During Past Five Years	Number of Portfolios in Fund Complex Overseen by Trustee	Other Directorships Held by Trustee

Richard S. Trutanic 1952	MainStay Funds: Trustee since 1994; MainStay Funds Trust: Trustee since 2007**	Chairman and Chief Executive Officer, Somerset & Company (financial advisory firm) since 2004; Managing Director, The Carlyle Group (private investment firm) (2002 to 2004); Senior Managing Director, Partner and Board Member, Groupe Arnault S.A. (private investment firm) (1999 to 2002)	78	MainStay VP Funds Trust: Trustee since 2007 (31 portfolios)***;
MainStay MacKay DefinedTerm Municipal Opportunities Fund: Trustee since 2011; and MainStay CBRE Global Infrastructure Megatrends Fund; Trustee since June 2021
**	Includes prior service as a Director/Trustee of certain predecessor entities to MainStay Funds Trust.
***	Includes prior service as a Director of MainStay VP Series Fund, Inc., the predecessor to MainStay VP Funds Trust.

Name and Year of Birth	Term of Office, Position(s) Held and Length of Service	Principal Occupation(s) During Past Five Years	Number of Portfolios in Fund Complex Overseen by Trustee	Other Directorships Held by Trustee

Karen Hammond 1956	MainStay Funds: Advisory Board Member since June 2021; MainStay Funds Trust: Advisory Board Member since June 2021	Retired, Managing Director, Devonshire Investors (2007 to 2013); Senior Vice President, Fidelity Management & Research Co. (2005 to 2007); Senior Vice President and Corporate Treasurer, FMR Corp. (2003 to 2005); Chief Operating Officer, Fidelity Investments Japan (2001 to 2003)	78	MainStay VP Funds Trust: Advisory Board Member since June 2021 (31 portfolios);
MainStay MacKay DefinedTerm Municipal Opportunities Fund: Advisory Board Member since June 2021;
MainStay CBRE Global Infrastructure Megatrends Fund: Advisory Board Member since June 2021;
Two Harbors Investment Corp: Trustee since 2018, Chair of the Special Committee since 2019; Rhode Island School of Design: Trustee and Chair of the Finance Committee since 2015
Advisory Board Member	Independent Trustees
47

Board of Trustees and Officers (Unaudited) (continued)
Name and Year of Birth	Position(s) Held and Length of Service	Principal Occupation(s) During Past Five Years

Kirk C. Lehneis 1974	President, MainStay Funds, MainStay Funds Trust since 2017	Chief Operating Officer and Senior Managing Director since 2016, New York Life Investment Management LLC; Chairman of the Board since 2017, NYLIFE Distributors LLC; Chairman of the Board, NYLIM Service Company LLC since 2017; Trustee, President and Principal Executive Officer of IndexIQ Trust, IndexIQ ETF Trust and IndexIQ Active ETF Trust since January 2018; President, MainStay MacKay DefinedTerm Municipal Opportunities Fund and MainStay VP Funds Trust since 2017** and MainStay CBRE Global Infrastructure Megatrends Fund since June 2021; Senior Managing Director, Global Product Development (2015 to 2016); Managing Director, Product Development (2010 to 2015), New York Life Investment Management LLC
Jack R. Benintende 1964	Treasurer and Principal Financial and Accounting Officer, MainStay Funds since 2007, MainStay Funds Trust since 2009	Managing Director, New York Life Investment Management LLC since 2007; Treasurer and Principal Financial and Accounting Officer, MainStay MacKay DefinedTerm Municipal Opportunities Fund since 2011, MainStay VP Funds Trust since 2007** and MainStay CBRE Global Infrastructure Megatrends Fund since June 2021; and Assistant Treasurer, New York Life Investment Management Holdings LLC (2008 to 2012)
J. Kevin Gao 1967	Secretary and Chief Legal Officer, MainStay Funds and MainStay Funds Trust since 2010	Managing Director and Associate General Counsel, New York Life Investment Management LLC since 2010; Secretary and Chief Legal Officer, MainStay MacKay DefinedTerm Municipal Opportunities Fund since 2011, MainStay VP Funds Trust since 2010** and MainStay CBRE Global Infrastructure Megatrends Fund since June 2021
Scott T. Harrington 1959	Vice President— Administration, MainStay Funds since 2005, MainStay Funds Trust since 2009	Managing Director, New York Life Investment Management LLC (including predecessor advisory organizations) since 2000; Member of the Board of Directors, New York Life Trust Company since 2009; Vice President—Administration, MainStay MacKay DefinedTerm Municipal Opportunities Fund since 2011, MainStay VP Funds Trust since 2005** and MainStay CBRE Global Infrastructure Megatrends Fund since June 2021
Kevin M. Bopp 1969	Vice President and Chief Compliance Officer, MainStay Funds and MainStay Funds Trust since 2021 and 2014 to 2020	Vice President and Chief Compliance Officer, New York Life Investments Alternatives LLC and New York Life Investment Management Holdings LLC since 2020; Vice President since 2018 and Chief Compliance Officer since 2016, New York Life Investment Management LLC; Vice President and Chief Compliance Officer, IndexIQ Advisors LLC, IndexIQ Holdings Inc., IndexIQ LLC and IndexIQ Trust since 2017; Director and Associate General Counsel (2011 to 2014) and Vice President and Assistant General Counsel (2010 to 2011), New York Life Investment Management LLC;Vice President and Chief Compliance Officer, MainStay VP Funds Trust and MainStay MacKay DefinedTerm Municipal Opportunities Fund since June 2021 and 2014 to 2020 and MainStay CBRE Global Infrastructure Megatrends Fund since June 2021; Assistant Secretary, MainStay Funds, MainStay Funds Trust and MainStay VP Funds Trust (2010 to 2014)**, MainStay MacKay DefinedTerm Municipal Opportunities Fund (2011 to 2014)
*	The officers listed above are considered to be “interested persons” of the MainStay Group of Funds, MainStay VP Funds Trust and MainStay MacKay DefinedTerm Municipal Opportunities Fund within the meaning of the 1940 Act because of their affiliation with the MainStay Group of Funds, New York Life Insurance Company and/or its affiliates, including New York Life Investment Management LLC, NYLIM Service Company LLC, NYLIFE Securities LLC and/or NYLIFE Distributors LLC, as described in detail in the column captioned “Principal Occupation(s) During Past Five Years.” Officers are elected annually by the Board.
**	Includes prior service as an Officer of MainStay VP Series Fund, Inc., the predecessor to MainStay VP Funds Trust.
Officers of the Trust (Who are not Trustees)*
48	MainStay MacKay U.S. Infrastructure Bond Fund

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MainStay Funds
Equity
U.S. Equity
MainStay Epoch U.S. Equity Yield Fund
MainStay MacKay S&P 500 Index Fund
MainStay Winslow Large Cap Growth Fund
MainStay WMC Enduring Capital Fund
MainStay WMC Growth Fund
MainStay WMC Small Companies Fund
MainStay WMC Value Fund
International Equity
MainStay Epoch International Choice Fund
MainStay MacKay International Equity Fund
MainStay WMC International Research Equity Fund
Emerging Markets Equity
MainStay Candriam Emerging Markets Equity Fund
Global Equity
MainStay Epoch Capital Growth Fund
MainStay Epoch Global Equity Yield Fund
Fixed Income
Taxable Income
MainStay Candriam Emerging Markets Debt Fund
MainStay Floating Rate Fund
MainStay MacKay High Yield Corporate Bond Fund
MainStay MacKay Short Duration High Yield Fund
MainStay MacKay Strategic Bond Fund
MainStay MacKay Total Return Bond Fund
MainStay MacKay U.S. Infrastructure Bond Fund
MainStay Short Term Bond Fund
Tax-Exempt Income
MainStay MacKay California Tax Free Opportunities Fund1
MainStay MacKay High Yield Municipal Bond Fund
MainStay MacKay New York Tax Free Opportunities Fund2
MainStay MacKay Short Term Municipal Fund
MainStay MacKay Strategic Municipal Allocation Fund3
MainStay MacKay Tax Free Bond Fund
Money Market
MainStay Money Market Fund
Mixed Asset
MainStay Balanced Fund
MainStay Income Builder Fund
MainStay MacKay Convertible Fund
Speciality
MainStay CBRE Global Infrastructure Fund
MainStay CBRE Real Estate Fund
MainStay Cushing MLP Premier Fund
Asset Allocation
MainStay Conservative Allocation Fund
MainStay Conservative ETF Allocation Fund
MainStay Defensive ETF Allocation Fund
MainStay Equity Allocation Fund
MainStay Equity ETF Allocation Fund
MainStay ESG Multi-Asset Allocation Fund
MainStay Growth Allocation Fund
MainStay Growth ETF Allocation Fund
MainStay Moderate Allocation Fund
MainStay Moderate ETF Allocation Fund

Manager
New York Life Investment Management LLC
New York, New York
Subadvisors
Candriam Belgium S.A.4
Brussels, Belgium
Candriam Luxembourg S.C.A.4
Strassen, Luxembourg
CBRE Investment Management Listed Real Assets LLC
Radnor, Pennsylvania
Cushing Asset Management, LP
Dallas, Texas
Epoch Investment Partners, Inc.
New York, New York
MacKay Shields LLC4
New York, New York
NYL Investors LLC4
New York, New York
Wellington Management Company LLP
Boston, Massachusetts
Winslow Capital Management, LLC
Minneapolis, Minnesota
Legal Counsel
Dechert LLP
Washington, District of Columbia
Independent Registered Public Accounting Firm
KPMG LLP
Philadelphia, Pennsylvania
Distributor
NYLIFE Distributors LLC4
Jersey City, New Jersey
Custodian
JPMorgan Chase Bank, N.A.
New York, New York

  1.
This Fund is registered for sale in AZ, CA, NV, OR, TX, UT, WA and MI (Class A and I shares only), and CO, FL, GA, HI, ID, MA, MD, NH, NJ and NY (Class I shares only).
2.	This Fund is registered for sale in CA, CT, DE, FL, MA, NJ, NY and VT.
3.	Prior to November 30, 2021, the Fund's name was formerly MainStay MacKay Intermediate Tax Free Bond Fund.
4.	An affiliate of New York Life Investment Management LLC.
Not part of the Annual Report

For more information
800-624-6782
newyorklifeinvestments.com
“New York Life Investments” is both a service mark, and the common trade name, of certain investment advisors affiliated with New York Life Insurance Company. The MainStay Funds® are managed by New York Life Investment Management LLC and distributed by NYLIFE Distributors LLC, 30 Hudson Street, Jersey City, NJ 07302, a wholly owned subsidiary of New York Life Insurance Company. NYLIFE Distributors LLC is a Member FINRA/SIPC.
©2021 NYLIFE Distributors LLC. All rights reserved.
1716016MS180-21	MSINF11-12/21
(NYLIM) NL211

MainStay Money Market Fund

Message from the President and Annual Report
October 31, 2021
Sign up for e-delivery of your shareholder reports. For full details on e-delivery, including who can participate and what you can receive via e-delivery, please log in to newyorklifeinvestments.com/accounts.
Not FDIC/NCUA Insured	Not a Deposit	May Lose Value	No Bank Guarantee	Not Insured by Any Government Agency

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Message from the President
An improved economic outlook provided support to both the equity and fixed-income markets during the 12-month reporting period ended October 31, 2021, but several factors agitated the markets at times, including inflation concerns, uncertainty about the Federal Reserve’s (“Fed”) policy, the re-emergence of COVID-19, and political standoffs in Washington. While stock markets posted solid gains, bonds finished down somewhat, due largely to a sell-off in U.S. Treasury issues early in the year.
The reporting period began with a dramatic shift in the market environment when the discovery of two COVID-19 vaccine candidates was announced. The $900 billion relief package passed in December also added to investor confidence. On the other hand, late in 2021, government inaction added to market uncertainty as Congress came to a stalemate over the debt ceiling and a $3.5 trillion reconciliation package.
As the reporting period progressed investors became increasingly focused on inflation, and a variety of developments fueled these concerns. Early in 2021, the Fed opted to leave interest rates unchanged, pointing to the low inflation rate. But, mindful of the Fed’s new, more lenient approach to pricing pressures—announced late in 2020—and of sizable fiscal spending enacted in response to the pandemic, investors grew concerned, which led to a sell-off in longer-dated Treasury issues in February and March.
Energy prices continued to rebound from a low point at the height of the pandemic in 2020, and shortages in various sectors, including semiconductors and construction supplies, resulted in rising prices. An anticipated $1+ trillion infrastructure spending bill added to inflation concerns. The Consumer Price Index, a measure of pricing pressures across the economy, ticked up in March, exceeded a 4% annualized rate in April, and remained above 5% through September.
In September, the Fed increased its forecast for inflation in 2021 from 3.4% to 4.2% and its forecast for 2022 from 2.1% to 2.2%. After the reporting period, Fed officials announced that a reduction in the Fed's bond purchasing program would begin in November 2021.
In fixed-income markets, these concerns and the sell-off in issues of longer-term Treasury bonds weighed on investment grade corporate bonds. Early in the reporting period, they performed well as the economic outlook improved, but pricing pressures and uncertainty about when the Fed would reduce its bond-purchasing program took a toll. High-yield bonds fared better, supported by more attractive yields and the improved outlook for economic growth.
In the municipal market, healthy fundamentals, $350 billion in financial support from the federal government, and the prospect of an increase in federal income tax rates on corporations and higher-earning households provided some support. But intermittent fears about the effect of the Delta variant of COVID-19, inflation concerns, and an anticipated rise in Treasury yields weighed on the market at times.
In equities, turmoil in the Treasury market led to a shift early in the reporting period. The rise of yields on longer Treasury issues disrupted the momentum of growth stocks as investors sought to capture the impact of improving economic growth by moving into more cyclical and value-oriented shares. But growth stocks rebounded later as concerns about the pace of the economic recovery arose with the emergence of the Delta variant. Although value stocks outperformed growth stocks in the first half of the reporting period, by the end of the reporting period, their returns were approximately even.
The performance of individual sectors within the S&P 500® Index, a widely regarded benchmark of market performance, varied widely, with inflation and interest-rate sensitive sectors leading. The energy sector more than doubled during the reporting period, followed by the financial sector, while the utilities and consumer staples sectors lagged. Foreign developed markets posted strong returns but underperformed the U.S. market somewhat. Emerging markets gained as well, but a lagging economic and pandemic recovery continued to hinder performance.
In light of higher inflation and rising interest rates, we at New York Life Investments are focused on providing investors with the products and insights they may need to meet the challenge of a changing market environment.
The following annual report contains more detailed information about the specific markets, securities and decisions that affected your MainStay Fund during the 12 months ended October 31, 2021.
Sincerely,
Kirk C. Lehneis
President

The opinions expressed are as of the date of this report and are subject to change. There is no guarantee that any forecast made will come to pass. This material does not constitute investment advice and is not intended as an endorsement of any specific investment. Past performance is no guarantee of future results.
Not part of the Annual Report

An investment in the Fund is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. Although the Fund seeks to preserve the value of your investment at $1.00 per share, it is possible to lose money by investing in the Fund. The Fund’s sponsor has no legal obligation to provide financial support to the Fund, and you should not expect that the sponsor will provide financial support at any time. The Fund may impose a fee upon the sale of your shares or may temporarily suspend your ability to sell shares if the Fund’s liquidity falls below required minimums because of market conditions or other factors.
Investors should refer to the Fund’s Summary Prospectus and/or Prospectus and consider the Fund’s investment objectives, strategies, risks, charges and expenses carefully before investing. The Summary Prospectus and/or Prospectus contain this and other information about the Fund. You may obtain copies of the Fund’s Summary Prospectus, Prospectus and Statement of Additional Information free of charge, upon request, by calling toll-free 800-624-6782, by writing to NYLIFE Distributors LLC, Attn: MainStay Marketing Department, 30 Hudson Street, Jersey City, NJ 07302 or by sending an e-mail to MainStayShareholderServices@nylim.com. These documents are also available via the MainStay Funds’ website at newyorklifeinvestments.com. Please read the Fund’s Summary Prospectus and/or Prospectus carefully before investing.

Investment and Performance Comparison (Unaudited)
Performance data quoted represents past performance. Past performance is no guarantee of future results. Because of market volatility and other factors, current performance may be lower or higher than the figures shown. Investment return and principal value will fluctuate, and as a result, when shares are redeemed, they may be worth more or less than their original cost. The graph below depicts the historical performance of Class B3 shares of the Fund. Performance will vary from class to class based on differences in class-specific expenses. For performance information current to the most recent month-end, please call 800-624-6782 or visit newyorklifeinvestments.com.
The performance table and graph do not reflect the deduction of taxes that a shareholder would pay on distributions or Fund share redemptions. Total returns reflect changes in share price, and reinvestment of dividend and capital gain distributions. The graph assumes the initial investment amount shown below. Performance figures may reflect certain fee waivers and/or expense limitations, without which total returns may have been lower. For more information on share classes and current fee waivers and/or expense limitations (if any), please refer to the Notes to Financial Statements.
Average Annual Total Returns for the Year-Ended October 31, 2021
Class	Sales Charge	Inception Date	One Year	Five Years	Ten Years or Since Inception	Gross Expense Ratio[1]
Class A Shares[2]	No Sales Charge	1/3/1995	0.01%	0.77%	0.39%	0.55%
Investor Class Shares[2]	No Sales Charge	2/28/2008	0.01	0.62	0.32	0.90
Class B Shares[2,3]	No Sales Charge	5/1/1986	0.01	0.62	0.32	0.90
Class C Shares[2]	No Sales Charge	9/1/1998	0.01	0.62	0.32	0.90
SIMPLE Class Shares[2]	No Sales Charge	8/31/2020	0.01	N/A	0.01	0.90

1.	The gross expense ratios presented reflect the Fund’s “Total Annual Fund Operating Expenses” from the most recent Prospectus, as supplemented, and may differ from other expense ratios disclosed in this report.
2.	As of October 31, 2021, MainStay Money Market Fund had an effective 7-day yield of 0.01% for Class A, 0.01% for Investor Class, 0.01% for Class B, 0.01% for Class C and 0.015% for SIMPLE Class shares. The 7-day current yield was 0.01% for Class A, 0.01% for Investor Class, 0.01% for Class B, 0.01% for Class C and 0.015% for SIMPLE Class shares. These yields reflect certain expense limitations. Had these expense limitations not been in effect, the effective 7-day yield would have been -0.44%, -1.24%,-1.24%, -1.24% and -1.23%, for Class A, Investor Class, Class B, Class C and SIMPLE Class shares, respectively, and the 7-day current yield would have been -0.44%, -1.24%,-1.24%, -1.24% and -1.23%, for Class A, Investor Class, Class B, Class C and SIMPLE Class shares, respectively. The current yield reflects the Fund’s earnings better than the Fund’s total return.
3.	Class B shares are closed to all new purchases as well as additional investments by existing Class B shareholders.
The footnotes on the next page are an integral part of the table and graph and should be carefully read in conjunction with them.
5

Benchmark Performance*	One Year	Five Years	Ten Years
Average Lipper Money Market Fund[1]	0.02%	0.88%	0.46%

1.	The Average Lipper Money Market Fund is an equally weighted performance average adjusted for capital gains distributions and income dividends of all of the money market funds in the Lipper Universe. Lipper Inc., a wholly-owned subsidiary of Thomson Reuters, is an independent monitor of mutual fund performance. Results do not reflect any deduction of sales charges. Lipper averages are not class specific. Lipper returns are unaudited. Results are based on average total returns of similar funds with all dividend and capital gain distributions reinvested.
*	Returns for indices reflect no deductions for fees, expenses or taxes, except for foreign withholding taxes where applicable.
The footnotes on the preceding page are an integral part of the table and graph and should be carefully read in conjunction with them.
6	MainStay Money Market Fund

Cost in Dollars of a $1,000 Investment in MainStay Money Market Fund (Unaudited)
The example below is intended to describe the fees and expenses borne by shareholders during the six-month period from May 1, 2021 to October 31, 2021, and the impact of those costs on your investment.
Example
As a shareholder of the Fund you incur two types of costs: (1) transaction costs, including exchange fees and sales charges (loads) on purchases (as applicable), and (2) ongoing costs, including management fees, distribution and/or service (12b-1) fees, and other Fund expenses (as applicable). This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds. The example is based on an investment of $1,000 made at the beginning of the six-month period and held for the entire period from May 1, 2021 to October 31, 2021.
This example illustrates your Fund’s ongoing costs in two ways:
Actual Expenses
The second and third data columns in the table below provide information about actual account values and actual expenses. You may use the information in these columns, together with the amount you invested, to estimate the expenses that you paid during the six months ended October 31, 2021. Simply divide your account value by $1,000 (for example, an
$8,600 account value divided by $1,000 = 8.6), then multiply the result by the number under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.
Hypothetical Example for Comparison Purposes
The fourth and fifth data columns in the table below provide information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balances or expenses you paid for the six-month period shown. You may use this information to compare the ongoing costs of investing in the Fund with the ongoing costs of investing in other mutual funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other mutual funds.
Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as exchange fees or sales charges (loads). Therefore, the fourth and fifth data columns of the table are useful in comparing ongoing costs only and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.
Share Class	Beginning Account Value 5/1/21	Ending Account Value (Based on Actual Returns and Expenses) 10/31/21	Expenses Paid During Period[1]	Ending Account Value (Based on Hypothetical 5% Annualized Return and Actual Expenses) 10/31/21	Expenses Paid During Period[1]	Net Expense Ratio During Period[2]
Class A Shares	$1,000.00	$1,000.10	$0.55	$1,024.65	$0.56	0.11%
Investor Class Shares	$1,000.00	$1,000.10	$0.35	$1,024.85	$0.36	0.07%
Class B Shares	$1,000.00	$1,000.10	$0.40	$1,024.80	$0.41	0.08%
Class C Shares	$1,000.00	$1,000.10	$0.35	$1,024.85	$0.36	0.07%
SIMPLE Class Shares	$1,000.00	$1,000.10	$0.40	$1,024.80	$0.41	0.08%

1.	Expenses are equal to the Fund’s annualized expense ratio of each class multiplied by the average account value over the period, divided by 365 and multiplied by 184 (to reflect the six-month period). The table above represents the actual expenses incurred during the six-month period. In addition to the fees and expenses which the Fund bears directly, it also indirectly bears a pro rata share of the fees and expenses of the underlying funds in which it invests. Such indirect expenses are not included in the above-reported expense figures.
2.	Expenses are equal to the Fund's annualized expense ratio to reflect the six-month period.
7

Portfolio Composition as of October 31, 2021 (Unaudited)
‡ Less than one-tenth of a percent.
See Portfolio of Investments beginning on page 10 for specific holdings within these categories. The Fund's holdings are subject to change.

8	MainStay Money Market Fund

Portfolio Management Discussion and Analysis (Unaudited)
Questions answered by NYL Investors LLC, the Fund’s Subadvisor.
How did MainStay Money Market Fund perform relative to its benchmark and peer group during the 12 months ended October 31, 2021?
For the 12 months ended October 31, 2021, Class A shares of MainStay Money Market Fund provided a 7-day effective yield of 0.01% and a 7-day current yield of 0.01%. For the 12 months ended October 31, 2021, Class A shares returned 0.01%, underperforming the 0.02% return of the Average Lipper Money Market Fund.1
What factors affected the Fund’s relative performance during the reporting period?
The Fund’s relative performance was impacted by the market level of interest rates, since the U.S. Federal Reserve lowered the rate target to near zero at the onset of the pandemic. A byproduct of this rate action has been a reduction in non-financial commercial paper issuance, resulting in a tightening of spreads.2
What was the Fund’s duration3 strategy during the reporting period?
The Fund’s strategy has been to take advantage of any term premium using floating-rate commercial paper and certificates of deposit with a 13-month or shorter maturity. The result of using secured overnight financing rate indexed floaters has been a meaningful increase to weighted average life (“WAL”) and a very modest increase in weighted average maturity (“WAM”). As of the end of the reporting period, the Fund’s WAM was 38 days and its WAL was 102 days.
During the reporting period, which sectors were the strongest positive contributors to the Fund’s relative performance and which sectors were particularly weak?
Commercial paper and certificates of deposit provided the strongest positive contributions to the Fund’s performance relative to the Average Lipper Money Market Fund. (Contributions take weightings and total returns into account.) Over the same period, U.S. Treasury bills and agency discount notes were the Fund’s weakest relative performers.
What were some of the Fund’s largest purchases and sales during the reporting period?
From a return standpoint, the most significant purchases came in the form of longer-dated, fixed and floating commercial paper and certificates of deposit. The buy-and-hold nature of the Fund meant that there were no meaningful sales during the reporting period.
How did the Fund’s sector weightings change during the reporting period?
During the reporting period, allocations to floating-rate assets more than doubled, while certificates of deposit increased more modestly and commercial paper fell. While not an allocation decision, repurchase agreements declined as well, due to counterparty cutback.

1.	See page 5 for other share class returns, which may be higher or lower than Class A share returns. See page 6 for more information on benchmark and peer group returns.
2.	The terms “spread” and “yield spread” may refer to the difference in yield between a security or type of security and comparable U.S. Treasury issues. The terms may also refer to the difference in yield between two specific securities or types of securities at a given time.
3.	Duration is a measure of the price sensitivity of a fixed-income investment to changes in interest rates. Duration is expressed as a number of years and is considered a more accurate sensitivity gauge than average maturity.
The opinions expressed are those of the portfolio manager as of the date of this report and are subject to change. There is no guarantee that any forecasts will come to pass. This material does not constitute investment advice and is not intended as an endorsement of any specific investment.
9

Portfolio of Investments October 31, 2021†
	Principal Amount	Value
Short-Term Investments 100.0%
Certificates Of Deposit 22.1%
Bank of Montreal
0.20% (SOFR + 0.20%), due 9/27/22 (a)	$ 15,000,000	$ 15,000,000
Bank of Nova Scotia
0.23% (SOFR + 0.23%), due 5/11/22 (a)	20,000,000	20,000,000
Canadian Imperial Bank of Commerce
0.21% (SOFR + 0.21%), due 7/15/22 (a)	19,000,000	19,000,000
Cooperatieve Rabobank UA
0.15% (SOFR + 0.15%), due 4/28/22 (a)	20,000,000	20,000,000
Natixis SA
0.23% (SOFR + 0.23%), due 6/17/22 (a)	19,000,000	19,000,000
Total Certificates Of Deposit (Cost $93,000,000)		93,000,000
Commercial Paper 41.0%
BASF SE
0.09%, due 11/2/21	20,000,000	19,999,950
CDP Financial, Inc.
0.13%, due 2/7/22 (b)	20,000,000	19,992,922
Credit Agricole Corporate and Investment Bank
0.07%, due 11/4/21	20,000,000	19,999,883
National Australia Bank Ltd.
0.181% (3 Month LIBOR + 0.18%), due 11/5/21 (a)	18,000,000	18,000,000
National Bank of Canada
0.14%, due 1/24/22	10,000,000	9,996,733
Ontario Teachers' Finance Trust
0.13%, due 4/7/22 (b)	18,000,000	17,989,795
Royal Bank of Canada
0.19% (SOFR + 0.19%), due 9/16/22 (a)	18,000,000	18,000,000
Stanley Black & Decker, Inc.
0.07%, due 11/2/21	20,000,000	19,999,961
Sumitomo Mitsui Trust Bank Ltd.
0.07%, due 11/1/21	4,250,000	4,250,000
TotalEnergies Capital Canada Ltd.
0.13%, due 2/15/22	20,000,000	19,992,345
Westpac Securities NZ Ltd.
0.18%, due 11/4/21	4,000,000	3,999,940
Total Commercial Paper (Cost $172,221,529)		172,221,529
	Principal Amount	Value

Repurchase Agreements 7.2%
RBC Capital Markets LLC 0.04%, dated 4/30/21 due 11/1/21 Proceeds at Maturity $5,456,018 (Collateralized by United States Treasury securities with rates between 0.00% and 1.63% and maturity dates between 12/15/21 and 7/15/24, with a Principal Amount of $5,598,400 and a Market Value of $5,565,150)	5,456,000	$ 5,456,000
TD Securities (U.S.A), LLC 0.05%, dated 10/29/21 due 11/1/21 Proceeds at Maturity $25,000,104 (Collateralized by United States Treasury securities with rate of 2.38% and maturity dates 01/31/23, with a Principal Amount of $24,705,100 and a Market Value of $25,500,071)	25,000,000	25,000,000
Total Repurchase Agreements (Cost $30,456,000)		30,456,000
U.S. Treasury Debt 29.7%
U.S. Treasury Bills (c)
0.05%, due 11/4/21	$ 3,000,000	2,999,988
0.06%, due 11/9/21	1,000,000	999,987
0.065%, due 11/2/21	1,000,000	999,998
0.068%, due 12/23/21	40,000,000	39,996,100
0.074%, due 12/28/21	80,000,000	79,990,617
Total U.S. Treasury Debt (Cost $124,986,690)		124,986,690
Total Short-Term Investments (Cost $420,664,219)	100.0%	420,664,219
Other Assets, Less Liabilities	(0.0)‡	(150,141)
Net Assets	100.0%	$ 420,514,078

†	Percentages indicated are based on Fund net assets.
‡	Less than one-tenth of a percent.
(a)	Floating rate—Rate shown was the rate in effect as of October 31, 2021.
(b)	May be sold to institutional investors only under Rule 144A or securities offered pursuant to Section 4(a)(2) of the Securities Act of 1933, as amended.
(c)	Interest rate shown represents yield to maturity.

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.
10	MainStay Money Market Fund

Abbreviation(s):
LIBOR—London Interbank Offered Rate
SOFR—Secured Overnight Financing Rate
The following is a summary of the fair valuations according to the inputs used as of October 31, 2021, for valuing the Fund’s assets:
Description	Quoted Prices in Active Markets for Identical Assets (Level 1)	Significant Other Observable Inputs (Level 2)	Significant Unobservable Inputs (Level 3)	Total
Asset Valuation Inputs
Investments in Securities (a)
Short-Term Investments
Certificates Of Deposit	$ —	$ 93,000,000	$ —	$ 93,000,000
Commercial Paper	—	172,221,529	—	172,221,529
Repurchase Agreements	—	30,456,000	—	30,456,000
U.S. Treasury Debt	—	124,986,690	—	124,986,690
Total Investments in Securities	$ —	$ 420,664,219	$ —	$ 420,664,219

(a)	For a complete listing of investments and their industries, see the Portfolio of Investments.
The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.
11

Statement of Assets and Liabilities as of October 31, 2021
Assets
Investment in securities, at value (amortized cost $390,208,219)	$390,208,219
Repurchase agreements, at value (amortized cost $30,456,000)	30,456,000
Cash	3,928
Receivables:
Interest	29,411
Other assets	218,044
Total assets	420,915,602
Liabilities
Payables:
Transfer agent (See Note 3)	148,738
Manager (See Note 3)	114,380
Fund shares redeemed	75,183
Shareholder communication	29,413
Professional fees	16,081
Custodian	11,654
Trustees	1,062
Accrued expenses	4,742
Dividends payable	271
Total liabilities	401,524
Net assets	$420,514,078
Composition of Net Assets
Shares of beneficial interest outstanding (par value of $.01 per share) unlimited number of shares authorized	$ 4,205,220
Additional paid-in-capital	416,277,589
420,482,809
Total distributable earnings (loss)	31,269
Net assets	$420,514,078
Class A
Net assets applicable to outstanding shares	$354,743,293
Shares of beneficial interest outstanding	354,739,126
Net asset value and offering price per share outstanding	$ 1.00
Investor Class
Net assets applicable to outstanding shares	$ 22,095,743
Shares of beneficial interest outstanding	22,105,165
Net asset value and offering price per share outstanding	$ 1.00
Class B
Net assets applicable to outstanding shares	$ 25,709,132
Shares of beneficial interest outstanding	25,712,178
Net asset value and offering price per share outstanding	$ 1.00
Class C
Net assets applicable to outstanding shares	$ 17,940,905
Shares of beneficial interest outstanding	17,940,576
Net asset value and offering price per share outstanding	$ 1.00
SIMPLE Class
Net assets applicable to outstanding shares	$ 25,005
Shares of beneficial interest outstanding	25,004
Net asset value and offering price per share outstanding	$ 1.00

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.
12	MainStay Money Market Fund

Statement of Operations for the year ended October 31, 2021
Investment Income (Loss)
Income
Interest	$ 592,745
Expenses
Manager (See Note 3)	1,820,760
Transfer agent (See Note 3)	645,141
Registration	137,774
Professional fees	73,239
Shareholder communication	43,485
Custodian	31,359
Trustees	10,715
Insurance	4,389
Miscellaneous	12,129
Total expenses before waiver/reimbursement	2,778,991
Expense waiver/reimbursement from Manager (See Note 3)	(2,231,810)
Net expenses	547,181
Net investment income (loss)	45,564
Realized Gain (Loss)
Net realized gain (loss) on investments	2,652
Net increase (decrease) in net assets resulting from operations	$ 48,216
The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.
13

Statements of Changes in Net Assets
for the years ended October 31, 2021 and October 31, 2020
	2021	2020
Increase (Decrease) in Net Assets
Operations:
Net investment income (loss)	$ 45,564	$ 1,571,395
Net realized gain (loss)	2,652	39,794
Net increase (decrease) in net assets resulting from operations	48,216	1,611,189
Distributions to shareholders:
Class A	(38,110)	(1,296,502)
Investor Class	(2,527)	(95,085)
Class B	(2,768)	(108,934)
Class C	(2,115)	(70,584)
SIMPLE Class	(4)	(1)
Total distributions to shareholders	(45,524)	(1,571,106)
Capital share transactions:
Net proceeds from sales of shares	368,286,798	684,343,367
Net asset value of shares issued to shareholder in reinvestment of distributions	36,445	1,524,810
Cost of shares redeemed	(449,690,249)	(555,872,249)
Increase (decrease) in net assets derived from capital share transactions	(81,367,006)	129,995,928
Net increase (decrease) in net assets	(81,364,314)	130,036,011
Net Assets
Beginning of year	501,878,392	371,842,381
End of year	$ 420,514,078	$ 501,878,392
The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.
14	MainStay Money Market Fund

Financial Highlights selected per share data and ratios
	Year Ended October 31,
Class A	2021	2020	2019	2018	2017
Net asset value at beginning of year	$ 1.00	$ 1.00	$ 1.00	$ 1.00	$ 1.00
Net investment income (loss) (a)	0.00‡	0.00‡	0.02	0.01	0.00‡
Net realized and unrealized gain (loss)	0.00‡	0.00‡	0.00‡	(0.00)‡	0.00‡
Total from investment operations	0.00‡	0.00‡	0.02	0.01	0.00‡
Less distributions:
From net investment income	(0.00)‡	(0.00)‡	(0.02)	(0.01)	(0.00)‡
Net asset value at end of year	$ 1.00	$ 1.00	$ 1.00	$ 1.00	$ 1.00
Total investment return (b)	0.01%	0.45%	1.84%	1.21%	0.35%
Ratios (to average net assets)/Supplemental Data:
Net investment income (loss)	0.01%	0.37%	1.82%	1.20%	0.32%
Net expenses	0.12%	0.39%	0.56%	0.57%	0.59%
Expenses (before waiver/reimbursement)	0.54%	0.55%	0.56%	0.57%	0.60%
Net assets at end of year (in 000’s)	$ 354,743	$ 415,041	$ 290,421	$ 235,855	$ 227,572

‡	Less than one cent per share.
(a)	Per share data based on average shares outstanding during the year.
(b)	Total investment return is calculated exclusive of sales charges and assumes the reinvestment of distributions. For periods of less than one year, total return is not annualized.

	Year Ended October 31,
Investor Class	2021	2020	2019	2018	2017
Net asset value at beginning of year	$ 1.00	$ 1.00	$ 1.00	$ 1.00	$ 1.00
Net investment income (loss) (a)	0.00‡	0.00‡	0.02	0.01	0.00‡
Net realized and unrealized gain (loss)	0.00‡	0.00‡	0.00‡	(0.00)‡	0.00‡
Total from investment operations	0.00‡	0.00‡	0.02	0.01	0.00‡
Less distributions:
From net investment income	(0.00)‡	(0.00)‡	(0.02)	(0.01)	(0.00)‡
Net asset value at end of year	$ 1.00	$ 1.00	$ 1.00	$ 1.00	$ 1.00
Total investment return (b)	0.01%	0.35%	1.59%	0.98%	0.20%
Ratios (to average net assets)/Supplemental Data:
Net investment income (loss)	0.01%	0.33%	1.58%	0.97%	0.18%
Net expenses	0.12%	0.51%	0.80%	0.80%	0.73%
Expenses (before waiver/reimbursement)	0.96%	0.91%	0.88%	0.84%	0.79%
Net assets at end of year (in 000's)	$ 22,096	$ 28,427	$ 28,133	$ 26,548	$ 27,087

‡	Less than one cent per share.
(a)	Per share data based on average shares outstanding during the year.
(b)	Total investment return is calculated exclusive of sales charges and assumes the reinvestment of distributions. For periods of less than one year, total return is not annualized.

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.
15

Financial Highlights selected per share data and ratios
	Year Ended October 31,
Class B	2021	2020	2019	2018	2017
Net asset value at beginning of year	$ 1.00	$ 1.00	$ 1.00	$ 1.00	$ 1.00
Net investment income (loss) (a)	0.00‡	0.00‡	0.02	0.01	0.00‡
Net realized and unrealized gain (loss)	0.00‡	0.00‡	0.00‡	(0.00)‡	0.00‡
Total from investment operations	0.00‡	0.00‡	0.02	0.01	0.00‡
Less distributions:
From net investment income	(0.00)‡	(0.00)‡	(0.02)	(0.01)	(0.00)‡
Net asset value at end of year	$ 1.00	$ 1.00	$ 1.00	$ 1.00	$ 1.00
Total investment return (b)	0.01%	0.35%	1.59%	0.98%	0.20%
Ratios (to average net assets)/Supplemental Data:
Net investment income (loss)	0.01%	0.35%	1.59%	0.96%	0.17%
Net expenses	0.12%	0.52%	0.80%	0.80%	0.73%
Expenses (before waiver/reimbursement)	0.97%	0.90%	0.88%	0.84%	0.79%
Net assets at end of year (in 000’s)	$ 25,709	$ 30,215	$ 32,981	$ 37,284	$ 43,351

‡	Less than one cent per share.
(a)	Per share data based on average shares outstanding during the year.
(b)	Total investment return is calculated exclusive of sales charges and assumes the reinvestment of distributions. For periods of less than one year, total return is not annualized.

	Year Ended October 31,
Class C	2021	2020	2019	2018	2017
Net asset value at beginning of year	$ 1.00	$ 1.00	$ 1.00	$ 1.00	$ 1.00
Net investment income (loss) (a)	0.00‡	0.00‡	0.02	0.01	0.00‡
Net realized and unrealized gain (loss)	0.00‡	0.00‡	0.00‡	(0.00)‡	0.00‡
Total from investment operations	0.00‡	0.00‡	0.02	0.01	0.00‡
Less distributions:
From net investment income	(0.00)‡	(0.00)‡	(0.02)	(0.01)	(0.00)‡
Net asset value at end of year	$ 1.00	$ 1.00	$ 1.00	$ 1.00	$ 1.00
Total investment return (b)	0.01%	0.35%	1.60%	0.98%	0.20%
Ratios (to average net assets)/Supplemental Data:
Net investment income (loss)	0.01%	0.27%	1.59%	0.94%	0.17%
Net expenses	0.12%	0.50%	0.80%	0.80%	0.73%
Expenses (before waiver/reimbursement)	0.96%	0.90%	0.88%	0.84%	0.79%
Net assets at end of year (in 000’s)	$ 17,941	$ 28,171	$ 20,308	$ 22,983	$ 30,831

‡	Less than one cent per share.
(a)	Per share data based on average shares outstanding during the year.
(b)	Total investment return is calculated exclusive of sales charges and assumes the reinvestment of distributions. For periods of less than one year, total return is not annualized.

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.
16	MainStay Money Market Fund

Financial Highlights selected per share data and ratios
	Year Ended October 31,	August 31, 2020^ through October 31,
SIMPLE Class	2021	2020
Net asset value at beginning of period	$ 1.00	$ 1.00
Net investment income (loss) (a)	0.00‡	(0.00)‡
Net realized and unrealized gain (loss)	0.00‡	0.00‡
Total from investment operations	0.00‡	0.00‡
Less distributions:
From net investment income	(0.00)‡	(0.00)‡
Net asset value at end of period	$ 1.00	$ 1.00
Total investment return (b)	0.01%	0.00%‡‡
Ratios (to average net assets)/Supplemental Data:
Net investment income (loss)	0.01%	(0.02)%††
Net expenses	0.12%	0.19%††
Expenses (before waiver/reimbursement)	0.97%	0.95%††
Net assets at end of period (in 000’s)	$ 25	$ 25

^	Inception date.
‡	Less than one cent per share.
‡‡	Less than one-tenth percent.
††	Annualized.
(a)	Per share data based on average shares outstanding during the period.
(b)	Total investment return is calculated exclusive of sales charges and assumes the reinvestment of dividends and distributions. SIMPLE Class shares are not subject to sales charges. For periods of less than one year, total return is not annualized.
The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.
17

Notes to Financial Statements
Note 1-Organization and Business
The MainStay Funds (the “Trust”) was organized on January 9, 1986, as a Massachusetts business trust. The Trust is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company, and is comprised of twelve funds (collectively referred to as the "Funds"). These financial statements and notes relate to the MainStay Money Market Fund (the "Fund"), a “diversified” fund, as that term is defined in the 1940 Act, as interpreted or modified by regulatory authorities having jurisdiction, from time to time.
The following table lists the Fund's share classes that have been registered and commenced operations:
Class	Commenced Operations
Class A	January 3, 1995
Investor Class	February 28, 2008
Class B	May 1, 1986
Class C	September 1, 1998
SIMPLE Class	August 31, 2020
Class R6	N/A*

*	Class R6 shares were registered for sale effective as of February 28, 2020 but have not yet commenced operations.
Class A, Class I, Class C, Investor Class and SIMPLE Class shares are offered at net asset value (“NAV”) without an initial sales charge. Class B shares of the MainStay Group of Funds are closed to all new purchases as well as additional investments by existing Class B shareholders. Existing Class B shareholders may continue to reinvest dividends and capital gains distributions, as well as exchange their Class B shares for Class B shares of other funds in the MainStay Group of Funds as permitted by the current exchange privileges. All other features of the Class B shares, including but not limited to the fees and expenses applicable to Class B shares, remain unchanged. Unless redeemed, Class B shareholders will remain in Class B shares of their respective fund until the Class B shares are converted to Class A or Investor Class shares pursuant to the applicable conversion schedule. Depending upon eligibility, Class B shares convert to either Class A or Investor Class shares at the end of the calendar quarter eight years after the date they were purchased. Additionally, Investor Class shares may convert automatically to Class A shares. SIMPLE Class shares convert to Class A shares, or Investor Class shares if you are not eligible to hold Class A shares, at the end of the calendar quarter, ten years after the date they were purchased. Share class conversions are based on the relevant NAVs of the two classes at the time of the conversion, and no sales load or other charge is imposed. Under certain circumstances and as may be permitted by the Trust’s multiple class plan pursuant to Rule 18f-3 under the 1940 Act, specified share classes of the Fund may be converted to one or more other share classes of the Fund as disclosed in the capital share transactions within these Notes. The classes of shares have the same voting (except for issues that relate solely to one class), dividend, liquidation and other rights, and the same terms and conditions.
The Fund's investment objective is to seek a high level of current income while preserving capital and maintaining liquidity.
Note 2–Significant Accounting Policies
The Fund is an investment company and accordingly follows the investment company accounting and reporting guidance of the Financial Accounting Standards Board (“FASB”) Accounting Standards Codification Topic 946 Financial Services—Investment Companies. The Fund prepares its financial statements in accordance with generally accepted accounting principles (“GAAP”) in the United States of America and follows the significant accounting policies described below.
(A) Valuation of Shares. You could lose money by investing in the Fund. Although the Fund seeks to preserve the value of your investment at $1.00 per share by using the amortized cost method of valuation, it cannot guarantee it will do so. The Fund may impose a fee upon the sale of your shares or may temporarily suspend your ability to sell shares if the Fund's liquidity falls below required minimums because of market conditions or other factors. An investment in the Fund is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. The Fund's sponsor has no legal obligation to provide financial support to the Fund, and you should not expect that the sponsor will provide financial support to the Fund at any time.
(B) Securities Valuation.  Securities are valued using the amortized cost method of valuation, unless the use of such method would be inappropriate per the requirements of Rule 2a-7 under the 1940 Act. The amortized cost method involves valuing a security at its cost on the date of purchase and thereafter assuming a constant amortization to maturity of the difference between such cost and the value on maturity date. Amortized cost approximates the current fair value of a security.
The Board of Trustees of the Trust (the "Board") adopted procedures establishing methodologies for the valuation of the Fund's securities and other assets and delegated the responsibility for valuation determinations under those procedures to the Valuation Committee of the Trust (the “Valuation Committee”). The procedures state that, subject to the oversight of the Board and unless otherwise noted, the responsibility for the day-to-day valuation of portfolio assets (including fair value measurements for the Fund's assets and liabilities) rests with New York Life Investment Management LLC (“New York Life Investments” or the "Manager"), aided to whatever extent necessary by the Subadvisor (as defined in Note 3(A)). To assess the appropriateness of security valuations, the Manager, the Subadvisor or the Fund's third-party service provider, who is subject to oversight by the Manager, regularly compares prior day prices, prices on comparable securities and the sale prices to the prior and current day prices and challenges prices with changes exceeding certain tolerance levels with third-party pricing services or broker sources.
The Board authorized the Valuation Committee to appoint a Valuation Subcommittee (the “Subcommittee”) to establish the prices of securities for which market quotations are not readily available or the prices of

18

which are not otherwise readily determinable under the procedures. The Subcommittee meets (in person, via electronic mail or via teleconference) on an as-needed basis. The Valuation Committee meets to ensure that actions taken by the Subcommittee were appropriate.
For those securities valued through either a standardized fair valuation methodology or a fair valuation measurement, the Subcommittee deals with such valuation and the Valuation Committee reviews and affirms, if appropriate, the reasonableness of the valuation based on such methodologies and measurements on a regular basis after considering information that is reasonably available and deemed relevant by the Valuation Committee. Any action taken by the Subcommittee with respect to the valuation of a portfolio security or other asset is submitted for review and ratification (if appropriate) to the Valuation Committee and the Board at the next regularly scheduled meeting.
"Fair value" is defined as the price the Fund would reasonably expect to receive upon selling an asset or liability in an orderly transaction to an independent buyer in the principal or most advantageous market for the asset or liability. Fair value measurements are determined within a framework that establishes a three-tier hierarchy that maximizes the use of observable market data and minimizes the use of unobservable inputs to establish a classification of fair value measurements for disclosure purposes. "Inputs" refer broadly to the assumptions that market participants would use in pricing the asset or liability, including assumptions about risk, such as the risk inherent in a particular valuation technique used to measure fair value using a pricing model and/or the risk inherent in the inputs for the valuation technique. Inputs may be observable or unobservable. Observable inputs reflect the assumptions market participants would use in pricing the asset or liability based on market data obtained from sources independent of the Fund. Unobservable inputs reflect the Fund’s own assumptions about the assumptions market participants would use in pricing the asset or liability based on the information available. The inputs or methodology used for valuing assets or liabilities may not be an indication of the risks associated with investing in those assets or liabilities. The three-tier hierarchy of inputs is summarized below.
•	Level 1—quoted prices in active markets for an identical asset or liability
•	Level 2—other significant observable inputs (including quoted prices for a similar asset or liability in active markets, interest rates and yield curves, prepayment speeds, credit risk, etc.)
•	Level 3—significant unobservable inputs (including the Fund's own assumptions about the assumptions that market participants would use in measuring fair value of an asset or liability)
Securities valued at amortized cost are not obtained from a quoted price in an active market and are generally categorized as Level 2 in the hierarchy. The level of an asset or liability within the fair value hierarchy is based on the lowest level of an input, both individually and in the aggregate, that is significant to the fair value measurement. As of October
31, 2021, the aggregate value by input level of the Fund’s assets and liabilities is included at the end of the Portfolio of Investments.
The Fund may use third-party vendor evaluations, whose prices may be derived from one or more of the following standard inputs, among others:
• Benchmark yields	• Reported trades
• Broker/dealer quotes	• Issuer spreads
• Two-sided markets	• Benchmark securities
• Bids/offers	• Reference data (corporate actions or material event notices)
• Industry and economic events	• Comparable bonds
• Monthly payment information
An asset or liability for which market values cannot be measured using the methodologies described above is valued by methods deemed reasonable in good faith by the Valuation Committee, following the procedures established by the Board, to represent fair value. Under these procedures, the Fund may utilize some of the following fair value techniques: multi-dimensional relational pricing models and option adjusted spread pricing. During the year ended October 31, 2021, there were no material changes to the fair value methodologies. Securities valued in this manner are generally categorized as Level 3 in the hierarchy. No securities held by the Fund as of October 31, 2021, were fair valued in such a manner.
The information above is not intended to reflect an exhaustive list of the methodologies that may be used to value portfolio investments. The valuation procedures permit the use of a variety of valuation methodologies in connection with valuing portfolio investments. The methodology used for a specific type of investment may vary based on the market data available or other considerations. The methodologies summarized above may not represent the specific means by which portfolio investments are valued on any particular business day.
(C) Income Taxes.  The Fund's policy is to comply with the requirements of the Internal Revenue Code of 1986, as amended (the “Internal Revenue Code”), applicable to regulated investment companies and to distribute all of its taxable income to the shareholders of the Fund within the allowable time limits.
The Manager evaluates the Fund’s tax positions to determine if the tax positions taken meet the minimum recognition threshold in connection with accounting for uncertainties in income tax positions taken or expected to be taken for the purposes of measuring and recognizing tax liabilities in the financial statements. Recognition of tax benefits of an uncertain tax position is permitted only to the extent the position is “more likely than not” to be sustained assuming examination by taxing authorities. The Manager analyzed the Fund's tax positions taken on federal, state and local income tax returns for all open tax years (for up to three tax years) and has concluded that no provisions for federal, state and local income tax are required in the Fund's financial statements. The Fund's federal, state and local income tax and federal excise tax returns for tax years for which the applicable statutes of limitations have not
19

Notes to Financial Statements (continued)
expired are subject to examination by the Internal Revenue Service and state and local departments of revenue.
(D) Dividends and Distributions to Shareholders. Dividends and distributions are recorded on the ex-dividend date. The Fund intends to declare dividends from net investment income, if any, daily and intends to pay them at least monthly and declares and pays distributions from net realized capital and currency gains, if any, at least annually. Unless a shareholder elects otherwise, all dividends and distributions are reinvested at NAV in the same class of shares of the Fund. Dividends and distributions to shareholders are determined in accordance with federal income tax regulations and may differ from determinations using GAAP.
(E) Security Transactions and Investment Income.  The Fund records security transactions on the trade date. Realized gains and losses on security transactions are determined using the identified cost method. Dividends and distributions received by the Fund from the Underlying Funds are recorded on the ex-dividend date.
Investment income and realized and unrealized gains and losses on investments of the Fund are allocated pro rata to the separate classes of shares based upon their relative net assets on the date the income is earned or realized and unrealized gains and losses are incurred.
(F) Expenses.  Expenses of the Trust are allocated to the individual Funds in proportion to the net assets of the respective Funds when the expenses are incurred, except where direct allocations of expenses can be made. Expenses (other than transfer agent expenses and fees incurred under the shareholder services plans and/or the distribution plans further discussed in Note 3(B)) are allocated to separate classes of shares pro rata based upon their relative net assets on the date the expenses are incurred. The expenses borne by the Fund, including those of related parties to the Fund, are shown in the Statement of Operations.
(G) Use of Estimates.  In preparing financial statements in conformity with GAAP, the Manager makes estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results could differ from those estimates and assumptions.
(H) Repurchase Agreements.  The Fund may enter into repurchase agreements (i.e., buy a security from another party with the agreement that it will be sold back in the future) to earn income. The Fund may enter into repurchase agreements only with counterparties, usually financial institutions, that are deemed by the Manager or the Subadvisor to be creditworthy, pursuant to guidelines established by the Board. During the term of any repurchase agreement, the Manager or the Subadvisor will continue to monitor the creditworthiness of the counterparty. Under the 1940 Act, repurchase agreements are considered to be collateralized loans by the Fund to the counterparty secured by the securities transferred to the Fund.
Repurchase agreements are subject to counterparty risk, meaning the Fund could lose money by the counterparty’s failure to perform under the terms of the agreement. The Fund mitigates this risk by ensuring the repurchase agreement is collateralized by cash, U.S. government securities, fixed income securities and/or other securities. The collateral is held by the Fund's custodian and valued daily on a mark to market basis to determine if the value, including accrued interest, exceeds the repurchase price. In the event of the counterparty’s default on the obligation to repurchase, the Fund has the right to liquidate the collateral and apply the proceeds in satisfaction of the obligation. Under certain circumstances, such as in the event of default or bankruptcy by the counterparty, realization and/or retention of the collateral may be limited or subject to delay, to legal proceedings and possible realized loss to the Fund. Repurchase agreements as of October 31, 2021, are shown in the Portfolio of Investments.
(I) Debt Securities Risk.  The Fund’s investments may include securities such as variable rate notes, floaters and mortgage-related and asset-backed securities. If expectations about changes in interest rates or assessments of an issuer’s credit worthiness or market conditions are incorrect, investments in these types of securities could lose money for the Fund.
The Fund may also invest in U.S. dollar-denominated securities of foreign issuers, which carry certain risks in addition to the usual risks inherent in domestic instruments. These risks include those resulting from future adverse political or economic developments and possible imposition of foreign governmental laws or restrictions. The ability of issuers of debt securities held by the Fund to meet their obligations may be affected by, among other things, economic or political developments in a specific country, industry or region.
(J) LIBOR Replacement Risk. The Fund may invest in certain debt securities, derivatives or other financial instruments that utilize the London Interbank Offered Rate ("LIBOR"), as a “benchmark” or “reference rate” for various interest rate calculations. The United Kingdom Financial Conduct Authority, which regulates LIBOR, announced that after 2021 it will cease its active encouragement of banks to provide the quotations needed to sustain LIBOR. However, certain LIBOR tenors will continue beyond 2021 and the most widely used LIBOR tenors may continue until mid-2023. As a result, it is anticipated that LIBOR will be discontinued or will no longer be sufficiently robust to be representative of its underlying market around that time. Although financial regulators and industry working groups have suggested alternative reference rates, such as European Interbank Offer Rate (“EURIBOR”), Sterling Overnight Interbank Average Rate (“SONIA”) and Secured Overnight Financing Rate (“SOFR”), there are challenges to converting certain contracts and transactions to a new benchmark and neither the full effects of the transition process nor its ultimate outcome is known. New York Life Investments is currently working to assess exposure and will modify contracts as necessary.
The elimination of LIBOR or changes to other reference rates or any other changes or reforms to the determination or supervision of reference rates could have an adverse impact on the market for, or value of, any securities or payments linked to those reference rates, which may adversely affect the Fund's performance and/or net asset value. Uncertainty and risk also remain regarding the willingness and ability of issuers and lenders to include revised provisions in new and existing

20

contracts or instruments. Consequently, the transition away from LIBOR to other reference rates may lead to increased volatility and illiquidity in markets that are tied to LIBOR, fluctuations in values of LIBOR-related investments or investments in issuers that utilize LIBOR, increased difficulty in borrowing or refinancing and diminished effectiveness of hedging strategies, adversely affecting the Fund's performance. Furthermore, the risks associated with the expected discontinuation of LIBOR and transition may be exacerbated if the work necessary to effect an orderly transition to an alternative reference rate is not completed in a timely manner. While the transition away from LIBOR has already begun with no material adverse effect to the Fund's performance, the transition is expected to last through mid-2023 for some LIBOR tenors. The usefulness of LIBOR as a benchmark could deteriorate anytime during this transition period.
(K) Indemnifications.  Under the Trust’s organizational documents, its officers and trustees are indemnified against certain liabilities that may arise out of performance of their duties to the Trust. Additionally, in the normal course of business, the Fund enters into contracts with third-party service providers that contain a variety of representations and warranties and that may provide general indemnifications. The Fund's maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Fund that have not yet occurred. The Manager believes that the risk of loss in connection with these potential indemnification obligations is remote. However, there can be no assurance that material liabilities related to such obligations will not arise in the future, which could adversely impact the Fund.
Note 3–Fees and Related Party Transactions
(A) Manager and Subadvisor. New York Life Investments, a registered investment adviser and an indirect, wholly-owned subsidiary of New York Life Insurance Company ("New York Life"), serves as the Fund's Manager pursuant to an Amended and Restated Management Agreement ("Management Agreement"). The Manager provides offices, conducts clerical, recordkeeping and bookkeeping services and keeps most of the financial and accounting records required to be maintained by the Fund. Except for the portion of salaries and expenses that are the responsibility of the Fund, the Manager pays the salaries and expenses of all personnel affiliated with the Fund and certain operational expenses of the Fund. The Fund reimburses New York Life Investments in an amount equal to the portion of the compensation of the Chief Compliance Officer attributable to the Fund. NYL Investors LLC ("NYL Investors" or ''Subadvisor''), a registered investment adviser and a direct, wholly-owned subsidiary of New York Life, serves as Subadvisor to the Fund and is responsible for the day-to-day portfolio management of the Fund. Pursuant to the terms of a Subadvisory Agreement ("Subadvisory Agreement") between New York Life Investments and NYL Investors, New York Life Investments pays for the services of the Subadvisor.
Pursuant to the Management Agreement, the Fund pays the Manager a monthly fee for the services performed and the facilities furnished at an annual rate of the Fund’s average daily net assets as follows: 0.40% up to $500 million; 0.35% from $500 million to $1 billion; and 0.30% in excess of $1 billion. During the year ended October 31, 2021, the effective management fee rate was 0.40% of the Fund’s average daily net assets, exclusive of any applicable waivers/reimbursements.
New York Life Investments has contractually agreed to waive fees and/or reimburse expenses so that Total Annual Fund Operating Expenses (excluding taxes, interest, litigation, extraordinary expenses, brokerage and other transaction expenses relating to the purchase or sale of portfolio investments and acquired (underlying) fund fees and expenses) do not exceed the following percentages of average daily net assets: Class A, 0.70%; Investor Class, 0.80%; Class B, 0.80%; Class C, 0.80% and SIMPLE Class, 0.80%. This agreement will remain in effect until February 28, 2022, and shall renew automatically for one-year terms unless New York Life Investments provides written notice of termination prior to the start of the next term or upon approval of the Board.
New York Life Investments may voluntarily waive or reimburse expenses of the Fund to the extent it deems appropriate to enhance the yield of the Fund’s during periods when expenses have a significant impact on the yield of the Fund, as applicable, because of low interest rates. This expense limitation policy is voluntary and in addition to any contractual arrangements that may be in place with respect to the Fund and described in the Fund’s prospectus.
During the year ended October 31, 2021, New York Life Investments earned fees from the Fund in the amount of $1,820,760 and paid the Subadvisor in the amount of $849,852. Additionally, New York Life Investments reimbursed expenses in the amount of $2,231,810, without which the Fund’s total returns would have been lower.
JPMorgan Chase Bank, N.A. ("JPMorgan") provides sub-administration and sub-accounting services to the Fund pursuant to an agreement with New York Life Investments. These services include calculating the daily NAVs of the Fund, maintaining the general ledger and sub-ledger accounts for the calculation of the Fund's NAVs, and assisting New York Life Investments in conducting various aspects of the Fund's administrative operations. For providing these services to the Fund, JPMorgan is compensated by New York Life Investments.
Prior to November 23, 2020, these services were provided by State Street Bank and Trust Company ("State Street").
Pursuant to an agreement between the Trust and New York Life Investments, New York Life Investments is responsible for providing or procuring certain regulatory reporting services for the Fund. The Fund will reimburse New York Life Investments for the actual costs incurred by New York Life Investments in connection with providing or procuring these services for the Fund.
(B) Sales Charges.  Although the Fund does not assess a CDSC upon redemption of Class B or Class C shares of the Fund, the applicable CDSC will be assessed when shares are redeemed from the Fund if the shareholder previously exchanged his or her investment into the Fund
21

Notes to Financial Statements (continued)
from another fund within the MainStay Group of Funds. The Fund was advised that the Distributor received from shareholders the proceeds from CDSCs of Class A, Investor Class, Class B and Class C during the year ended October 31, 2021, of $168,925, $122, $23,884 and $9,463, respectively.
(C) Transfer, Dividend Disbursing and Shareholder Servicing Agent. NYLIM Service Company LLC, an affiliate of New York Life Investments, is the Fund's transfer, dividend disbursing and shareholder servicing agent pursuant to an agreement between NYLIM Service Company LLC and the Trust. NYLIM Service Company LLC has entered into an agreement with DST Asset Manager Solutions, Inc. ("DST"), pursuant to which DST performs certain transfer agent services on behalf of NYLIM Service Company LLC. New York Life Investments has contractually agreed to limit the transfer agency expenses charged to the Fund’s share classes to a maximum of 0.35% of that share class’s average daily net assets on an annual basis after deducting any applicable Fund or class-level expense reimbursement or small account fees. This agreement will remain in effect until February 28, 2022, and shall renew automatically for one-year terms unless New York Life Investments provides written notice of termination prior to the start of the next term or upon approval of the Board. During the year ended October 31, 2021, transfer agent expenses incurred by the Fund and any reimbursements, pursuant to the aforementioned Transfer Agency expense limitation agreement, were as follows:
Class	Expense	Waived
Class A	$278,863	$—
Investor Class	124,657	—
Class B	137,838	—
Class C	103,657	—
SIMPLE Class	126	—
(D) Small Account Fee.  Shareholders with small accounts adversely impact the cost of providing transfer agency services. In an effort to reduce total transfer agency expenses, the Fund has implemented a small account fee on certain types of accounts. As described in the Fund's prospectus, certain shareholders with an account balance of less than $1,000 ($5,000 for Class A share accounts) are charged an annual per account fee of $20 (assessed semi-annually), the proceeds from which offset transfer agent fees as reflected in the Statement of Operations. This small account fee will not apply to certain types of accounts as described further in the Fund’s prospectus.
(E) Capital. As of October 31, 2021, New York Life and its affiliates beneficially held shares of the Fund with the values and percentages of net assets as follows:
SIMPLE Class	$25,004	100.0%
Note 4-Federal Income Tax
The amortized cost also represents the aggregate cost for federal income tax purposes.
	Federal Tax Cost	Gross Unrealized Appreciation	Gross Unrealized (Depreciation)	Net Unrealized Appreciation/ (Depreciation)
Investments in Securities	$420,664,286	$0	$(67)	$(67)
As of October 31, 2021, the components of accumulated gain (loss) on a tax basis were as follows:
Ordinary income	Accumulated Capital and Other Gain (Loss)	Other Temporary Differences	Unrealized Appreciation (Depreciation)	Total Accumulated Gain (Loss)
$31,607	$—	$(271)	$(67)	$31,269
The difference between book-basis and tax-basis unrealized appreciation (depreciation) is primarily due to wash sale adjustments. The other temporary differences are primarily due to dividends payable.
The following table discloses the current year reclassifications between total distributable earnings (loss) and additional paid-in capital arising from permanent differences; net assets as of October 31, 2021 were not affected.
Total Distributable Earnings (Loss)	Additional Paid-In Capital
$(12,508)	$12,508
The reclassifications for the Fund are primarily due to equalization.
During the years ended October 31, 2021 and October 31, 2020, the tax character of distributions paid as reflected in the Statements of Changes in Net Assets was as follows:
	2021	2020
Distributions paid from:
Ordinary Income	$45,524	$1,571,106
Note 5–Custodian
JPMorgan is the custodian of cash and securities held by the Fund. Custodial fees are charged to the Fund based on the Fund's net assets and/or the market value of securities held by the Fund and the number of certain transactions incurred by the Fund.
Prior to November 23, 2020, these services were provided by State Street. The services provided by State Street were a direct expense of the Fund and are included in the Statement of Operations as Custodian fees which totaled $2,574 for the period November 1, 2020 through November 22, 2020.

22

Note 6–Interfund Lending Program
Pursuant to an exemptive order issued by the SEC, the Fund, along with certain other funds managed by New York Life Investments, may participate in an interfund lending program. The interfund lending program provides an alternative credit facility that permits the Fund and certain other funds managed by New York Life Investments to lend or borrow money for temporary purposes directly to or from one another, subject to the conditions of the exemptive order. During the year ended October 31, 2021, there were no interfund loans made or outstanding with respect to the Fund.
Note 7–Capital Share Transactions
Transactions in capital shares for the years ended October 31, 2021 and October 31, 2020, were as follows:
Class A (at $1 per share)	Shares
Year ended October 31, 2021:
Shares sold	340,675,734
Shares issued to shareholders in reinvestment of distributions	20,131
Shares redeemed	(410,827,373)
Shares converted into Class A (See Note 1)	9,888,238
Shares converted from Class A (See Note 1)	(55,680)
Net increase (decrease)	(60,298,950)
Year ended October 31, 2020 :
Shares sold	601,124,007
Shares issued to shareholders in reinvestment of distributions	1,257,799
Shares redeemed	(492,493,653)
Net increase (decrease) in shares outstanding before conversion	109,888,153
Shares converted into Class A (See Note 1)	15,683,919
Shares converted from Class A (See Note 1)	(983,961)
Net increase (decrease)	124,588,111

Investor Class (at $1 per share)	Shares
Year ended October 31, 2021:
Shares sold	16,943,609
Shares issued to shareholders in reinvestment of distributions	811
Shares redeemed	(14,259,565)
Shares converted into Investor Class (See Note 1)	175,065
Shares converted from Investor Class (See Note 1)	(9,191,211)
Net increase (decrease)	(6,331,291)
Year ended October 31, 2020 :
Shares sold	38,675,933
Shares issued to shareholders in reinvestment of distributions	90,306
Shares redeemed	(23,968,779)
Net increase (decrease) in shares outstanding before conversion	14,797,460
Shares converted into Investor Class (See Note 1)	1,036,162
Shares converted from Investor Class (See Note 1)	(15,542,396)
Net increase (decrease)	291,226

Class B (at $1 per share)	Shares
Year ended October 31, 2021:
Shares sold	1,636,627
Shares issued to shareholders in reinvestment of distributions	2,084
Shares redeemed	(6,104,060)
Shares converted from Class B (See Note 1)	(40,794)
Net increase (decrease)	(4,506,143)
Year ended October 31, 2020 :
Shares sold	6,683,934
Shares issued to shareholders in reinvestment of distributions	107,207
Shares redeemed	(9,441,545)
Net increase (decrease) in shares outstanding before conversion	(2,650,404)
Shares converted from Class B (See Note 1)	(117,832)
Net increase (decrease)	(2,768,236)

Class C (at $1 per share)	Shares
Year ended October 31, 2021:
Shares sold	9,030,802
Shares issued to shareholders in reinvestment of distributions	1,824
Shares redeemed	(18,486,789)
Shares converted from Class C (See Note 1)	(775,618)
Net increase (decrease)	(10,229,781)
Year ended October 31, 2020 :
Shares sold	37,834,493
Shares issued to shareholders in reinvestment of distributions	69,497
Shares redeemed	(29,968,272)
Net increase (decrease) in shares outstanding before conversion	7,935,718
Shares converted from Class C (See Note 1)	(75,892)
Net increase (decrease)	7,859,826

SIMPLE Class (at $1 per share)	Shares
Year ended October 31, 2021:
Shares issued to shareholders in reinvestment of distributions	3
Net increase (decrease)	3
Year ended October 31, 2020 (a):
Shares sold	25,000
Shares issued to shareholders in reinvestment of distributions	1
Net increase (decrease)	25,001

(a)	The inception date of the class was August 31, 2020.
Note 8–Other Matters
An outbreak of COVID-19, first detected in December 2019, has developed into a global pandemic and has resulted in travel restrictions, closure of international borders, certain businesses and securities markets, restrictions on securities trading activities, prolonged quarantines, supply chain disruptions, and lower consumer demand, as well as general concern and uncertainty. The continued impact of COVID-19 and related new variants is uncertain and could further adversely affect the global economy, national economies, individual
23

Notes to Financial Statements (continued)
issuers and capital markets in unforeseeable ways and result in a substantial and extended economic downturn. Developments that disrupt global economies and financial markets, such as COVID-19, may magnify factors that affect the Fund's performance.
Note 9–Subsequent Events
In connection with the preparation of the financial statements of the Fund as of and for the year ended October 31, 2021, events and transactions subsequent to October 31, 2021, through the date the financial statements were issued have been evaluated by the Manager for possible adjustment and/or disclosure. No subsequent events requiring financial statement adjustment or disclosure have been identified.
24

Report of Independent Registered Public Accounting Firm
To the Shareholders of the Fund and Board of Trustees
The MainStay Funds:
Opinion on the Financial Statements
We have audited the accompanying statement of assets and liabilities of MainStay Money Market Fund (the Fund), one of the funds constituting The MainStay Funds, including the portfolio of investments, as of October 31, 2021, the related statement of operations for the year then ended, the statements of changes in net assets for each of the years in the two-year period then ended, and the related notes (collectively, the financial statements) and the financial highlights for each of the years or periods in the five-year period then ended. In our opinion, the financial statements and financial highlights present fairly, in all material respects, the financial position of the Fund as of October 31, 2021, the results of its operations for the year then ended, the changes in its net assets for each of the years in the two-year period then ended, and the financial highlights for each of the years or periods in the five-year period then ended, in conformity with U.S. generally accepted accounting principles.
Basis for Opinion
These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.
We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement, whether due to error or fraud. Our audits included performing procedures to assess the risks of material misstatement of the financial statements and financial highlights, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements and financial highlights. Such procedures also included confirmation of securities owned as of October 31, 2021, by correspondence with the custodian and brokers. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements and financial highlights. We believe that our audits provide a reasonable basis for our opinion.
We have served as the auditor of one or more New York Life Investment Management investment companies since 2003.
Philadelphia, Pennsylvania
December 24, 2021
25

Federal Income Tax
Information   (Unaudited)
In February 2022, shareholders will receive an IRS Form 1099-DIV or substitute Form 1099, which will show the federal tax status of the distributions received by shareholders in calendar year 2021. The amounts that will be reported on such 1099-DIV or substitute Form 1099 will be the amounts you are to use on your federal income tax return and will differ from the amounts which we must report for the Fund's fiscal year ended October 31, 2021.
Proxy Voting Record
The Fund is required to file with the SEC its proxy voting records for the 12-month period ending June 30 on Form N-PX. The most recent Form N-PX or proxy voting record is available free of charge upon request by calling 800-624-6782; visiting the MainStay Funds’ website at newyorklifeinvestments.com; or visiting the SEC’s website at www.sec.gov.
Shareholder Reports and Quarterly Portfolio Disclosure
The Fund is required to file a Form N-MFP every month disclosing its portfolio holdings. The Fund's Form N-MFP is available free of charge upon request by calling New York Life Investments at 800-624-6782.
26

Board of Trustees and Officers (Unaudited)
The Trustees and officers of the Fund are listed below. The Board oversees the MainStay Group of Funds (which consists of MainStay Funds and MainStay Funds Trust), MainStay VP Funds Trust, MainStay MacKay DefinedTerm Municipal Opportunities Fund, MainStay CBRE Global Infrastructure Megatrends Fund, the Manager and the Subadvisors, and elects the officers of the Funds who are responsible for the day-to-day operations of the Fund. Information pertaining to the Trustees and officers is set forth below. Each Trustee serves until his or her successor is elected and qualified or until his or her resignation, death or removal. Under the Board’s retirement policy, unless an exception is made, a Trustee must tender his or her resignation by the end of the calendar year during which he or she reaches the age of 75. Mr. Nolan reached the age of 75 during the calendar year 2021. Accordingly, Mr. Nolan is expected to serve until the end of calendar year 2021, at which time he intends to retire. Additionally, Ms. Hammond was appointed as a Trustee of the Fund effective as of Mr. Nolan's retirement. Officers are elected annually by the Board. The business address of each Trustee and officer listed below is 51 Madison Avenue, New York, New York 10010. A majority of the Trustees are not “interested persons” (as defined by the 1940 Act and rules adopted by the SEC thereunder) of the Fund (“Independent Trustees”).
Name and Year of Birth	Term of Office, Position(s) Held and Length of Service	Principal Occupation(s) During Past Five Years	Number of Portfolios in Fund Complex Overseen by Trustee	Other Directorships Held by Trustee

Yie-Hsin Hung* 1962	MainStay Funds: Trustee since 2017; MainStay Funds Trust: Trustee since 2017	Senior Vice President of New York Life since joining in 2010, Member of the Executive Management Committee since 2017, Chief Executive Officer, New York Life Investment Management Holdings LLC & New York Life Investment Management LLC since 2015. Senior Managing Director and Co-President of New York Life Investment Management LLC from January 2014 to May 2015. Previously held positions of increasing responsibility, including head of NYLIM International, Alternative Growth Businesses, and Institutional investments since joining New York Life in 2010	78	MainStay VP Funds Trust:
Trustee since 2017 (31 portfolios);
MainStay MacKay DefinedTerm Municipal Opportunities Fund: Trustee
since 2017; and
MainStay CBRE Global Infrastructure Megatrends Fund: Trustee
since June 2021
*	This Trustee is considered to be an “interested person” of the MainStay Group of Funds, MainStay VP Funds Trust and MainStay MacKay DefinedTerm Municipal Opportunities Fund, within the meaning of the 1940 Act because of her affiliation with New York Life Insurance Company, New York Life Investment Management LLC, Candriam Belgium S.A., Candriam Luxembourg S.C.A., IndexIQ Advisors LLC, MacKay Shields LLC, NYL Investors LLC, NYLIFE Securities LLC and/or NYLIFE Distributors LLC, as described in detail above in the column entitled “Principal Occupation(s) During Past Five Years.”

Interested Trustee
27

Board of Trustees and Officers (Unaudited) (continued)
Name and Year of Birth	Term of Office, Position(s) Held and Length of Service	Principal Occupation(s) During Past Five Years	Number of Portfolios in Fund Complex Overseen by Trustee	Other Directorships Held by Trustee

David H. Chow 1957	MainStay Funds: Trustee since 2016, Advisory Board Member (June 2015 to December 2015); MainStay Funds Trust: Trustee since 2016, Advisory Board Member (June 2015 to December 2015)	Founder and CEO, DanCourt Management, LLC since 1999	78	MainStay VP Funds Trust: Trustee since 2016, Advisory Board Member (June 2015 to December 2015) (31 portfolios);
MainStay MacKay DefinedTerm Municipal Opportunities Fund: Trustee since 2016, Advisory Board Member (June 2015 to December 2015);
				MainStay CBRE Global Infrastructure Megatrends Fund: Trustee since June 2021; Market Vectors Group of Exchange-Traded Funds: Independent Chairman of the Board of Trustees since 2008 and Trustee since 2006 (56 portfolios); and Berea College of Kentucky: Trustee since 2009, Chair of the Investment Committee since 2018
Susan B. Kerley 1951	MainStay Funds: Chairman since 2017 and Trustee since 2007; MainStay Funds Trust: Chairman since 2017 and Trustee since 1990**	President, Strategic Management Advisors LLC since 1990	78	MainStay VP Funds Trust: Chairman since January 2017 and Trustee since 2007 (31 portfolios)***;
MainStay MacKay DefinedTerm Municipal Opportunities Fund: Chairman since 2017 and Trustee since 2011;
				MainStay CBRE Global Infrastructure Megatrends Fund: Trustee since June 2021; and Legg Mason Partners Funds: Trustee since 1991 (45 portfolios)
Alan R. Latshaw 1951	MainStay Funds: Trustee; MainStay Funds Trust: Trustee since 2007**	Retired; Partner, Ernst & Young LLP (2002 to 2003); Partner, Arthur Andersen LLP (1989 to 2002); Consultant to the MainStay Funds Audit and Compliance Committee (2004 to 2006)	78	MainStay VP Funds Trust: Trustee since 2007 (31 portfolios)***;
MainStay MacKay DefinedTerm Municipal Opportunities Fund: Trustee since 2011; and
				MainStay CBRE Global Infrastructure Megatrends Fund: Trustee since June 2021
Richard H. Nolan, Jr. 1946	MainStay Funds: Trustee since 2007; MainStay Funds Trust: Trustee since 2007**	Managing Director, ICC Capital Management since 2004; President—Shields/Alliance, Alliance Capital Management (1994 to 2004)	78	MainStay VP Funds Trust: Trustee since 2006 (31 portfolios)***; and MainStay MacKay DefinedTerm Municipal Opportunities Fund: Trustee since 2011
Jacques P. Perold 1958	MainStay Funds: Trustee since 2016, Advisory Board Member (June 2015 to December 2015); MainStay Funds Trust: Trustee since 2016, Advisory Board Member (June 2015 to December 2015)	Founder and Chief Executive Officer, Capshift Advisors LLC (Since 2018); President, Fidelity Management & Research Company (2009 to 2014); President and Chief Investment Officer, Geode Capital Management, LLC (2001 to 2009)	78	MainStay VP Funds Trust: Trustee since 2016, Advisory Board Member (June 2015 to December 2015) (31 portfolios);
MainStay MacKay DefinedTerm Municipal Opportunities Fund: Trustee since 2016, Advisory Board Member (June 2015 to December 2015);
MainStay CBRE Global Infrastructure Megatrends Fund: Trustee since June 2021; Partners in Health: Trustee since 2019; Allstate Corporation: Director since 2015;
				and MSCI, Inc.: Director since 2017
Independent Trustees
28	MainStay Money Market Fund

Name and Year of Birth	Term of Office, Position(s) Held and Length of Service	Principal Occupation(s) During Past Five Years	Number of Portfolios in Fund Complex Overseen by Trustee	Other Directorships Held by Trustee

Richard S. Trutanic 1952	MainStay Funds: Trustee since 1994; MainStay Funds Trust: Trustee since 2007**	Chairman and Chief Executive Officer, Somerset & Company (financial advisory firm) since 2004; Managing Director, The Carlyle Group (private investment firm) (2002 to 2004); Senior Managing Director, Partner and Board Member, Groupe Arnault S.A. (private investment firm) (1999 to 2002)	78	MainStay VP Funds Trust: Trustee since 2007 (31 portfolios)***;
MainStay MacKay DefinedTerm Municipal Opportunities Fund: Trustee since 2011; and MainStay CBRE Global Infrastructure Megatrends Fund; Trustee since June 2021
**	Includes prior service as a Director/Trustee of certain predecessor entities to MainStay Funds Trust.
***	Includes prior service as a Director of MainStay VP Series Fund, Inc., the predecessor to MainStay VP Funds Trust.

Name and Year of Birth	Term of Office, Position(s) Held and Length of Service	Principal Occupation(s) During Past Five Years	Number of Portfolios in Fund Complex Overseen by Trustee	Other Directorships Held by Trustee

Karen Hammond 1956	MainStay Funds: Advisory Board Member since June 2021; MainStay Funds Trust: Advisory Board Member since June 2021	Retired, Managing Director, Devonshire Investors (2007 to 2013); Senior Vice President, Fidelity Management & Research Co. (2005 to 2007); Senior Vice President and Corporate Treasurer, FMR Corp. (2003 to 2005); Chief Operating Officer, Fidelity Investments Japan (2001 to 2003)	78	MainStay VP Funds Trust: Advisory Board Member since June 2021 (31 portfolios);
MainStay MacKay DefinedTerm Municipal Opportunities Fund: Advisory Board Member since June 2021;
MainStay CBRE Global Infrastructure Megatrends Fund: Advisory Board Member since June 2021;
Two Harbors Investment Corp: Trustee since 2018, Chair of the Special Committee since 2019; Rhode Island School of Design: Trustee and Chair of the Finance Committee since 2015
Advisory Board Member	Independent Trustees
29

Board of Trustees and Officers (Unaudited) (continued)
Name and Year of Birth	Position(s) Held and Length of Service	Principal Occupation(s) During Past Five Years

Kirk C. Lehneis 1974	President, MainStay Funds, MainStay Funds Trust since 2017	Chief Operating Officer and Senior Managing Director since 2016, New York Life Investment Management LLC; Chairman of the Board since 2017, NYLIFE Distributors LLC; Chairman of the Board, NYLIM Service Company LLC since 2017; Trustee, President and Principal Executive Officer of IndexIQ Trust, IndexIQ ETF Trust and IndexIQ Active ETF Trust since January 2018; President, MainStay MacKay DefinedTerm Municipal Opportunities Fund and MainStay VP Funds Trust since 2017** and MainStay CBRE Global Infrastructure Megatrends Fund since June 2021; Senior Managing Director, Global Product Development (2015 to 2016); Managing Director, Product Development (2010 to 2015), New York Life Investment Management LLC
Jack R. Benintende 1964	Treasurer and Principal Financial and Accounting Officer, MainStay Funds since 2007, MainStay Funds Trust since 2009	Managing Director, New York Life Investment Management LLC since 2007; Treasurer and Principal Financial and Accounting Officer, MainStay MacKay DefinedTerm Municipal Opportunities Fund since 2011, MainStay VP Funds Trust since 2007** and MainStay CBRE Global Infrastructure Megatrends Fund since June 2021; and Assistant Treasurer, New York Life Investment Management Holdings LLC (2008 to 2012)
J. Kevin Gao 1967	Secretary and Chief Legal Officer, MainStay Funds and MainStay Funds Trust since 2010	Managing Director and Associate General Counsel, New York Life Investment Management LLC since 2010; Secretary and Chief Legal Officer, MainStay MacKay DefinedTerm Municipal Opportunities Fund since 2011, MainStay VP Funds Trust since 2010** and MainStay CBRE Global Infrastructure Megatrends Fund since June 2021
Scott T. Harrington 1959	Vice President— Administration, MainStay Funds since 2005, MainStay Funds Trust since 2009	Managing Director, New York Life Investment Management LLC (including predecessor advisory organizations) since 2000; Member of the Board of Directors, New York Life Trust Company since 2009; Vice President—Administration, MainStay MacKay DefinedTerm Municipal Opportunities Fund since 2011, MainStay VP Funds Trust since 2005** and MainStay CBRE Global Infrastructure Megatrends Fund since June 2021
Kevin M. Bopp 1969	Vice President and Chief Compliance Officer, MainStay Funds and MainStay Funds Trust since 2021 and 2014 to 2020	Vice President and Chief Compliance Officer, New York Life Investments Alternatives LLC and New York Life Investment Management Holdings LLC since 2020; Vice President since 2018 and Chief Compliance Officer since 2016, New York Life Investment Management LLC; Vice President and Chief Compliance Officer, IndexIQ Advisors LLC, IndexIQ Holdings Inc., IndexIQ LLC and IndexIQ Trust since 2017; Director and Associate General Counsel (2011 to 2014) and Vice President and Assistant General Counsel (2010 to 2011), New York Life Investment Management LLC;Vice President and Chief Compliance Officer, MainStay VP Funds Trust and MainStay MacKay DefinedTerm Municipal Opportunities Fund since June 2021 and 2014 to 2020 and MainStay CBRE Global Infrastructure Megatrends Fund since June 2021; Assistant Secretary, MainStay Funds, MainStay Funds Trust and MainStay VP Funds Trust (2010 to 2014)**, MainStay MacKay DefinedTerm Municipal Opportunities Fund (2011 to 2014)
*	The officers listed above are considered to be “interested persons” of the MainStay Group of Funds, MainStay VP Funds Trust and MainStay MacKay DefinedTerm Municipal Opportunities Fund within the meaning of the 1940 Act because of their affiliation with the MainStay Group of Funds, New York Life Insurance Company and/or its affiliates, including New York Life Investment Management LLC, NYLIM Service Company LLC, NYLIFE Securities LLC and/or NYLIFE Distributors LLC, as described in detail in the column captioned “Principal Occupation(s) During Past Five Years.” Officers are elected annually by the Board.
**	Includes prior service as an Officer of MainStay VP Series Fund, Inc., the predecessor to MainStay VP Funds Trust.
Officers of the Trust (Who are not Trustees)*
30	MainStay Money Market Fund

MainStay Funds
Equity
U.S. Equity
MainStay Epoch U.S. Equity Yield Fund
MainStay MacKay S&P 500 Index Fund
MainStay Winslow Large Cap Growth Fund
MainStay WMC Enduring Capital Fund
MainStay WMC Growth Fund
MainStay WMC Small Companies Fund
MainStay WMC Value Fund
International Equity
MainStay Epoch International Choice Fund
MainStay MacKay International Equity Fund
MainStay WMC International Research Equity Fund
Emerging Markets Equity
MainStay Candriam Emerging Markets Equity Fund
Global Equity
MainStay Epoch Capital Growth Fund
MainStay Epoch Global Equity Yield Fund
Fixed Income
Taxable Income
MainStay Candriam Emerging Markets Debt Fund
MainStay Floating Rate Fund
MainStay MacKay High Yield Corporate Bond Fund
MainStay MacKay Short Duration High Yield Fund
MainStay MacKay Strategic Bond Fund
MainStay MacKay Total Return Bond Fund
MainStay MacKay U.S. Infrastructure Bond Fund
MainStay Short Term Bond Fund
Tax-Exempt Income
MainStay MacKay California Tax Free Opportunities Fund1
MainStay MacKay High Yield Municipal Bond Fund
MainStay MacKay New York Tax Free Opportunities Fund2
MainStay MacKay Short Term Municipal Fund
MainStay MacKay Strategic Municipal Allocation Fund3
MainStay MacKay Tax Free Bond Fund
Money Market
MainStay Money Market Fund
Mixed Asset
MainStay Balanced Fund
MainStay Income Builder Fund
MainStay MacKay Convertible Fund
Speciality
MainStay CBRE Global Infrastructure Fund
MainStay CBRE Real Estate Fund
MainStay Cushing MLP Premier Fund
Asset Allocation
MainStay Conservative Allocation Fund
MainStay Conservative ETF Allocation Fund
MainStay Defensive ETF Allocation Fund
MainStay Equity Allocation Fund
MainStay Equity ETF Allocation Fund
MainStay ESG Multi-Asset Allocation Fund
MainStay Growth Allocation Fund
MainStay Growth ETF Allocation Fund
MainStay Moderate Allocation Fund
MainStay Moderate ETF Allocation Fund

Manager
New York Life Investment Management LLC
New York, New York
Subadvisors
Candriam Belgium S.A.4
Brussels, Belgium
Candriam Luxembourg S.C.A.4
Strassen, Luxembourg
CBRE Investment Management Listed Real Assets LLC
Radnor, Pennsylvania
Cushing Asset Management, LP
Dallas, Texas
Epoch Investment Partners, Inc.
New York, New York
MacKay Shields LLC4
New York, New York
NYL Investors LLC4
New York, New York
Wellington Management Company LLP
Boston, Massachusetts
Winslow Capital Management, LLC
Minneapolis, Minnesota
Legal Counsel
Dechert LLP
Washington, District of Columbia
Independent Registered Public Accounting Firm
KPMG LLP
Philadelphia, Pennsylvania
Distributor
NYLIFE Distributors LLC4
Jersey City, New Jersey
Custodian
JPMorgan Chase Bank, N.A.
New York, New York

  1.
This Fund is registered for sale in AZ, CA, NV, OR, TX, UT, WA and MI (Class A and I shares only), and CO, FL, GA, HI, ID, MA, MD, NH, NJ and NY (Class I shares only).
2.	This Fund is registered for sale in CA, CT, DE, FL, MA, NJ, NY and VT.
3.	Prior to November 30, 2021, the Fund's name was formerly MainStay MacKay Intermediate Tax Free Bond Fund.
4.	An affiliate of New York Life Investment Management LLC.
Not part of the Annual Report

For more information
800-624-6782
newyorklifeinvestments.com
“New York Life Investments” is both a service mark, and the common trade name, of certain investment advisors affiliated with New York Life Insurance Company. The MainStay Funds® are managed by New York Life Investment Management LLC and distributed by NYLIFE Distributors LLC, 30 Hudson Street, Jersey City, NJ 07302, a wholly owned subsidiary of New York Life Insurance Company. NYLIFE Distributors LLC is a Member FINRA/SIPC.
©2021 NYLIFE Distributors LLC. All rights reserved.
1715987MS180-21	MSMM11-12/21
(NYLIM) NL214

MainStay Winslow Large Cap Growth Fund

Message from the President and Annual Report
October 31, 2021
Sign up for e-delivery of your shareholder reports. For full details on e-delivery, including who can participate and what you can receive via e-delivery, please log in to newyorklifeinvestments.com/accounts.
Not FDIC/NCUA Insured	Not a Deposit	May Lose Value	No Bank Guarantee	Not Insured by Any Government Agency

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Message from the President
An improved economic outlook provided support to both the equity and fixed-income markets during the 12-month reporting period ended October 31, 2021, but several factors agitated the markets at times, including inflation concerns, uncertainty about the Federal Reserve’s (“Fed”) policy, the re-emergence of COVID-19, and political standoffs in Washington. While stock markets posted solid gains, bonds finished down somewhat, due largely to a sell-off in U.S. Treasury issues early in the year.
The reporting period began with a dramatic shift in the market environment when the discovery of two COVID-19 vaccine candidates was announced. The $900 billion relief package passed in December also added to investor confidence. On the other hand, late in 2021, government inaction added to market uncertainty as Congress came to a stalemate over the debt ceiling and a $3.5 trillion reconciliation package.
As the reporting period progressed investors became increasingly focused on inflation, and a variety of developments fueled these concerns. Early in 2021, the Fed opted to leave interest rates unchanged, pointing to the low inflation rate. But, mindful of the Fed’s new, more lenient approach to pricing pressures—announced late in 2020—and of sizable fiscal spending enacted in response to the pandemic, investors grew concerned, which led to a sell-off in longer-dated Treasury issues in February and March.
Energy prices continued to rebound from a low point at the height of the pandemic in 2020, and shortages in various sectors, including semiconductors and construction supplies, resulted in rising prices. An anticipated $1+ trillion infrastructure spending bill added to inflation concerns. The Consumer Price Index, a measure of pricing pressures across the economy, ticked up in March, exceeded a 4% annualized rate in April, and remained above 5% through September.
In September, the Fed increased its forecast for inflation in 2021 from 3.4% to 4.2% and its forecast for 2022 from 2.1% to 2.2%. After the reporting period, Fed officials announced that a reduction in the Fed's bond purchasing program would begin in November 2021.
In fixed-income markets, these concerns and the sell-off in issues of longer-term Treasury bonds weighed on investment grade corporate bonds. Early in the reporting period, they performed well as the economic outlook improved, but pricing pressures and uncertainty about when the Fed would reduce its bond-purchasing program took a toll. High-yield bonds fared better, supported by more attractive yields and the improved outlook for economic growth.
In the municipal market, healthy fundamentals, $350 billion in financial support from the federal government, and the prospect of an increase in federal income tax rates on corporations and higher-earning households provided some support. But intermittent fears about the effect of the Delta variant of COVID-19, inflation concerns, and an anticipated rise in Treasury yields weighed on the market at times.
In equities, turmoil in the Treasury market led to a shift early in the reporting period. The rise of yields on longer Treasury issues disrupted the momentum of growth stocks as investors sought to capture the impact of improving economic growth by moving into more cyclical and value-oriented shares. But growth stocks rebounded later as concerns about the pace of the economic recovery arose with the emergence of the Delta variant. Although value stocks outperformed growth stocks in the first half of the reporting period, by the end of the reporting period, their returns were approximately even.
The performance of individual sectors within the S&P 500® Index, a widely regarded benchmark of market performance, varied widely, with inflation and interest-rate sensitive sectors leading. The energy sector more than doubled during the reporting period, followed by the financial sector, while the utilities and consumer staples sectors lagged. Foreign developed markets posted strong returns but underperformed the U.S. market somewhat. Emerging markets gained as well, but a lagging economic and pandemic recovery continued to hinder performance.
In light of higher inflation and rising interest rates, we at New York Life Investments are focused on providing investors with the products and insights they may need to meet the challenge of a changing market environment.
The following annual report contains more detailed information about the specific markets, securities and decisions that affected your MainStay Fund during the 12 months ended October 31, 2021.
Sincerely,
Kirk C. Lehneis
President

The opinions expressed are as of the date of this report and are subject to change. There is no guarantee that any forecast made will come to pass. This material does not constitute investment advice and is not intended as an endorsement of any specific investment. Past performance is no guarantee of future results.
Not part of the Annual Report

Investors should refer to the Fund’s Summary Prospectus and/or Prospectus and consider the Fund’s investment objectives, strategies, risks, charges and expenses carefully before investing. The Summary Prospectus and/or Prospectus contain this and other information about the Fund. You may obtain copies of the Fund’s Summary Prospectus, Prospectus and Statement of Additional Information free of charge, upon request, by calling toll-free 800-624-6782, by writing to NYLIFE Distributors LLC, Attn: MainStay Marketing Department, 30 Hudson Street, Jersey City, NJ 07302 or by sending an e-mail to MainStayShareholderServices@nylim.com. These documents are also available via the MainStay Funds’ website at newyorklifeinvestments.com. Please read the Fund’s Summary Prospectus and/or Prospectus carefully before investing.

Investment and Performance Comparison (Unaudited)
Performance data quoted represents past performance. Past performance is no guarantee of future results. Because of market volatility and other factors, current performance may be lower or higher than the figures shown. Investment return and principal value will fluctuate, and as a result, when shares are redeemed, they may be worth more or less than their original cost. The graph below depicts the historical performance of Class I shares of the Fund. Performance will vary from class to class based on differences in class-specific expenses and sales charges. For performance information current to the most recent month-end, please call 800-624-6782 or visit newyorklifeinvestments.com.
The performance table and graph do not reflect the deduction of taxes that a shareholder would pay on distributions or Fund share redemptions. Total returns reflect maximum applicable sales charges as indicated in the table below, if any, changes in share price, and reinvestment of dividend and capital gain distributions. The graph assumes the initial investment amount shown below and reflects the deduction of all sales charges that would have applied for the period of investment. Performance figures may reflect certain fee waivers and/or expense limitations, without which total returns may have been lower. For more information on share classes and current fee waivers and/or expense limitations (if any), please refer to the Notes to Financial Statements.
Average Annual Total Returns for the Year-Ended October 31, 2021
Class	Sales Charge		Inception Date	One Year	Five Years	Ten Years or Since Inception	Gross Expense Ratio[1]
Class A Shares	Maximum 5.5% Initial Sales Charge	With sales charges	7/1/1995	34.34%	24.07%	17.52%	0.97%
		Excluding sales charges		42.16	25.48	18.19	0.97
Investor Class Shares[2]	Maximum 5% Initial Sales Charge	With sales charges	2/28/2008	34.88	23.92	17.42	1.10
		Excluding sales charges		41.98	25.33	18.09	1.10
Class B Shares[3]	Maximum 5% CDSC	With sales charges	4/1/2005	35.80	24.24	17.21	1.85
	if Redeemed Within the First Six Years of Purchase	Excluding sales charges		40.80	24.41	17.21	1.85
Class C Shares	Maximum 1% CDSC	With sales charges	4/1/2005	39.77	24.40	17.22	1.85
	if Redeemed Within One Year of Purchase	Excluding sales charges		40.77	24.40	17.22	1.85
Class I Shares	No Sales Charge		4/1/2005	42.46	25.79	18.49	0.72
Class R1 Shares	No Sales Charge		4/1/2005	42.30	25.66	18.37	0.82
Class R2 Shares	No Sales Charge		4/1/2005	42.04	25.37	18.08	1.07
Class R3 Shares	No Sales Charge		4/28/2006	41.60	25.03	17.78	1.32
Class R6 Shares	No Sales Charge		6/17/2013	42.65	25.91	19.45	0.64
SIMPLE Class Shares	No Sales Charge		8/31/2020	41.59	N/A	24.90	1.35

1.	The gross expense ratios presented reflect the Fund’s “Total Annual Fund Operating Expenses” from the most recent Prospectus, as supplemented, and may differ from other expense ratios disclosed in this report.
2.	Prior to June 30, 2020, the maximum initial sales charge was 5.5%, which is reflected in the average annual total return figures shown.
3.	Class B shares are closed to all new purchases as well as additional investments by existing Class B shareholders.
The footnotes on the next page are an integral part of the table and graph and should be carefully read in conjunction with them.
5

Benchmark Performance*	One Year	Five Years	Ten Years
Russell 1000® Growth Index[1]	43.21%	25.49%	19.42%
S&P 500® Index[2]	42.91	18.93	16.22
Morningstar Large Growth Category Average[3]	39.60	22.35	16.89

1.	The Russell 1000® Growth Index is the Fund's primary benchmark. The Russell 1000® Growth Index is a broad-based benchmark that measures the performance of the large-cap growth segment of the U.S. equity universe. It includes those Russell 1000® Index companies with higher price-to-book ratios and higher forecasted growth values. Results assume reinvestment of all dividends and capital gains. An investment cannot be made directly in an index.
2.	The S&P 500® Index is the Fund's secondary benchmark. “S&P 500®" is a trademark of The McGraw-Hill Companies, Inc. The S&P 500® Index is widely regarded as the standard index for measuring large-cap U.S. stock market performance. Results assume reinvestment of all dividends and capital gains. An investment cannot be made directly in an index.
3.	The Morningstar Large Growth Category Average is representative of funds that invest primarily in big U.S. companies that are projected to grow faster than other large-cap stocks. Stocks in the top 70% of the capitalization of the U.S. equity market are defined as large cap. Growth is defined based on fast growth and high valuations. Most of these funds focus on companies in rapidly expanding industries. Results are based on average total returns of similar funds with all dividends and capital gain distributions reinvested.
*	Returns for indices reflect no deductions for fees, expenses or taxes, except for foreign withholding taxes where applicable.
The footnotes on the preceding page are an integral part of the table and graph and should be carefully read in conjunction with them.
6	MainStay Winslow Large Cap Growth Fund

Cost in Dollars of a $1,000 Investment in MainStay Winslow Large Cap Growth Fund (Unaudited)
The example below is intended to describe the fees and expenses borne by shareholders during the six-month period from May 1, 2021 to October 31, 2021, and the impact of those costs on your investment.
Example
As a shareholder of the Fund you incur two types of costs: (1) transaction costs, including exchange fees and sales charges (loads) on purchases (as applicable), and (2) ongoing costs, including management fees, distribution and/or service (12b-1) fees, and other Fund expenses (as applicable). This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds. The example is based on an investment of $1,000 made at the beginning of the six-month period and held for the entire period from May 1, 2021 to October 31, 2021.
This example illustrates your Fund’s ongoing costs in two ways:
Actual Expenses
The second and third data columns in the table below provide information about actual account values and actual expenses. You may use the information in these columns, together with the amount you invested, to estimate the expenses that you paid during the six months ended October 31, 2021. Simply divide your account value by $1,000 (for example, an
$8,600 account value divided by $1,000 = 8.6), then multiply the result by the number under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.
Hypothetical Example for Comparison Purposes
The fourth and fifth data columns in the table below provide information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balances or expenses you paid for the six-month period shown. You may use this information to compare the ongoing costs of investing in the Fund with the ongoing costs of investing in other mutual funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other mutual funds.
Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as exchange fees or sales charges (loads). Therefore, the fourth and fifth data columns of the table are useful in comparing ongoing costs only and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.
Share Class	Beginning Account Value 5/1/21	Ending Account Value (Based on Actual Returns and Expenses) 10/31/21	Expenses Paid During Period[1]	Ending Account Value (Based on Hypothetical 5% Annualized Return and Actual Expenses) 10/31/21	Expenses Paid During Period[1]	Net Expense Ratio During Period[2]
Class A Shares	$1,000.00	$1,153.00	$5.05	$1,020.52	$4.74	0.93%
Investor Class Shares	$1,000.00	$1,151.90	$5.86	$1,019.76	$5.50	1.08%
Class B Shares	$1,000.00	$1,147.60	$9.91	$1,015.98	$9.30	1.83%
Class C Shares	$1,000.00	$1,146.90	$9.90	$1,015.98	$9.30	1.83%
Class I Shares	$1,000.00	$1,153.70	$3.69	$1,021.78	$3.47	0.68%
Class R1 Shares	$1,000.00	$1,153.20	$4.23	$1,021.27	$3.97	0.78%
Class R2 Shares	$1,000.00	$1,152.00	$5.59	$1,020.01	$5.24	1.03%
Class R3 Shares	$1,000.00	$1,150.60	$6.94	$1,018.75	$6.51	1.28%
Class R6 Shares	$1,000.00	$1,155.00	$3.37	$1,022.08	$3.16	0.62%
SIMPLE Class Shares	$1,000.00	$1,150.60	$7.26	$1,018.45	$6.82	1.34%

1.	Expenses are equal to the Fund’s annualized expense ratio of each class multiplied by the average account value over the period, divided by 365 and multiplied by 184 (to reflect the six-month period). The table above represents the actual expenses incurred during the six-month period. In addition to the fees and expenses which the Fund bears directly, it also indirectly bears a pro rata share of the fees and expenses of the underlying funds in which it invests. Such indirect expenses are not included in the above-reported expense figures.
2.	Expenses are equal to the Fund's annualized expense ratio to reflect the six-month period.
7

Industry Composition as of October 31, 2021 (Unaudited)
Software	23.3%
Interactive Media & Services	12.4
IT Services	8.0
Semiconductors & Semiconductor Equipment	7.3
Internet & Direct Marketing Retail	6.4
Textiles, Apparel & Luxury Goods	4.9
Hotels, Restaurants & Leisure	3.6
Life Sciences Tools & Services	3.2
Health Care Equipment & Supplies	3.1
Technology Hardware, Storage & Peripherals	3.0
Automobiles	2.2
Chemicals	1.9
Entertainment	1.9
Specialty Retail	1.8
Capital Markets	1.8
Pharmaceuticals	1.6
Health Care Providers & Services	1.5%
Professional Services	1.5
Road & Rail	1.5
Containers & Packaging	1.3
Personal Products	1.3
Electronic Equipment, Instruments & Components	1.3
Auto Components	1.2
Health Care Technology	1.1
Machinery	1.0
Electrical Equipment	0.2
Real Estate Management & Development	0.0‡
Short–Term Investments	1.4
Other Assets, Less Liabilities	0.3
100.0%
‡    Less than one-tenth of percent.
See Portfolio of Investments beginning on page 11 for specific holdings within these categories. The Fund's holdings are subject to change.

Top Ten Holdings and/or Issuers Held as of October 31, 2021 (excluding short-term investments) (Unaudited)
1.	Microsoft Corp.
2.	Alphabet, Inc.
3.	Amazon.com, Inc.
4.	Adobe, Inc.
5.	NIKE, Inc., Class B
6.	Apple, Inc.
7.	salesforce.com, Inc.
8.	NVIDIA Corp.
9.	Visa, Inc., Class A
10.	Meta Platforms, Inc., Class A

8	MainStay Winslow Large Cap Growth Fund

Portfolio Management Discussion and Analysis (Unaudited)
Questions answered by portfolio managers Justin H. Kelly, CFA, and Patrick M. Burton, CFA, of Winslow Capital Management, LLC, the Fund’s Subadvisor.
How did MainStay Winslow Large Cap Growth Fund perform relative to its benchmarks and peer group during the 12 months ended October 31, 2021?
For the 12 months ended October 31, 2021, Class I shares of MainStay Winslow Large Cap Growth Fund returned 42.46%, underperforming the 43.21% return of the Fund’s primary benchmark, the Russell 1000® Growth Index. Over the same period, Class I shares also underperformed the 42.91% return of the S&P 500® Index, which is the Fund’s secondary benchmark, and outperformed the 39.60% return of the Morningstar Large Growth Category Average.1
What factors affected the Fund’s relative performance during the reporting period?
While the Fund’s absolute returns were strong, reflecting a resurging global economy, relative returns modestly lagged the Russell 1000® Growth Index due to relatively weak stock selection in the industrials and real estate sectors.
During the reporting period, which sectors were the strongest positive contributors to the Fund’s relative performance and which sectors were particularly weak?
Positioning and stock selection in the consumer staples and health care sectors made the strongest positive contributions to the Fund’s relative performance for the reporting period. (Contributions take weightings and total returns into account.) Relative returns also benefited from the Fund’s underweight exposure to the weak-performing consumer staples sector, where holdings of The Estee Lauder Companies further bolstered relative performance. Another positive area of relative performance was the health care sector, where underweight exposure proved accretive, as did contributions from several strong individual stock selections, including IQVIA Holdings, Doximity and Edwards Lifesciences.
The most significant detractors from relative performance from a sector perspective were industrials and real estate, where disappointing individual stock selection undermined returns. The Fund’s sector weightings are derived from bottom-up fundamental analysis of individual securities rather than macroeconomic views.
During the reporting period, which individual stocks made the strongest positive contributions to the Fund’s absolute performance and which stocks detracted the most?
The stocks that made the strongest positive contributions to the Fund’s absolute performance during the reporting period included semiconductor equipment maker ASML Holding and software development product company Atlassian. ASML’s position as the leading source of key EUV (extreme ultraviolet) lithography tools for semiconductor chip manufacturing positioned it for strong secular growth at a time of widespread chip shortages and planned manufacturing expansions. Atlassian’s unique self-serve business model has led the company to a dominant market share and industry-leading margins. The company’s broadening product line and transitioning pricing structure has given it significant pricing power and produced above-consensus growth metrics.
While the Fund’s absolute performance benefited from a position in electric vehicle manufacturer Tesla, which saw its share price more than double during the reporting period, underweight exposure to the company significantly detracted from relative performance. On the basis of absolute return alone, the most significant detractor from the Fund’s performance was cloud-based website platform Wix.Com. Despite reiterating guidance during the reporting period, the company reported slowing growth metrics, driving shares lower and leading us to sell the Fund’s position as we reduced our growth and valuation targets.
What were some of the Fund’s largest purchases and sales during the reporting period?
During the reporting period, the Fund’s largest purchases included shares in enterprise cloud computing solutions company ServiceNow and home improvement retailer Lowe’s. ServiceNow is a leader in the rapidly growing workflow automation and information technology (“IT”) operations management software market. The company is broadening its services beyond its legacy stronghold of IT service management. We believe that Lowe’s appears poised to benefit from strong home improvement trends due to home price appreciation and limited availability of home supply materials. Longer-term growth opportunities include expanding professional usage in addition to do-it-yourself customers, installation services and online sales.
The largest net sales included a partial sale of the Fund’s position in consumer electronics company Apple and a full sale of the Fund’s position in cable operator Charter Communications. While the Fund continued to hold a meaningful position in Apple, we trimmed the position given accelerated demand for iPhone, Mac, iPad and services in 2020 and 2021, which we believed was likely to make year-on-year revenue comparisons difficult going forward. Another concern was the modest differentiation between the iPhone 12 and the new iPhone 13, which we thought could dampen revenue growth for the company in coming quarters. Charter Communications is one of the largest cable operators in the U.S., providing video, Internet and voice services to residential and commercial customers. We sold the Fund’s holdings in preference for other consumer companies we feel are better positioned to benefit from resurging demand in the wake of the COVID-19 pandemic.

1.	See page 5 for other share class returns, which may be higher or lower than Class I share returns. See page 6 for more information on benchmark and peer group returns.
9

How did the Fund’s sector weightings change during the reporting period?
The largest sector-weighting increases occurred in the consumer discretionary and industrials sectors. While information technology remained the Fund’s largest sector in absolute terms, we trimmed holdings in the sector over the reporting period. The next-largest sector weight decrease was in real estate, which the Fund reduced to essentially a zero weight.
How was the Fund positioned at the end of the reporting period?
The core of the Fund’s portfolio continues to be characterized by companies with digitally enhanced business models, strong free cash flow margins and sustainable competitive advantages. Our flexible "No Preferred Habitat" investment style allows the team to diversify the portfolio across three different, yet complementary, types of growth companies: dynamic growth, consistent growth and cyclical growth. As of October 31, 2021, dynamic growth companies represented the largest percentage of holdings, with the remainder fairly evenly split between consistent growth and cyclical growth companies.
The opinions expressed are those of the portfolio managers as of the date of this report and are subject to change. There is no guarantee that any forecasts will come to pass. This material does not constitute investment advice and is not intended as an endorsement of any specific investment.
10	MainStay Winslow Large Cap Growth Fund

Portfolio of Investments October 31, 2021†
	Shares	Value
Common Stocks 98.3%
Auto Components 1.2%
Aptiv plc (a)	1,135,250	$ 196,273,373
Automobiles 2.2%
Tesla, Inc. (a)	331,500	369,291,000
Capital Markets 1.8%
Moody's Corp.	417,150	168,591,172
MSCI, Inc.	188,500	125,329,880
		293,921,052
Chemicals 1.9%
Linde plc	990,630	316,209,096
Containers & Packaging 1.3%
Ball Corp.	2,404,050	219,922,494
Electrical Equipment 0.2%
Fluence Energy, Inc. (a)	800,100	28,459,557
Electronic Equipment, Instruments & Components 1.3%
TE Connectivity Ltd.	1,458,100	212,882,600
Entertainment 1.9%
Netflix, Inc. (a)	453,400	312,986,554
Health Care Equipment & Supplies 3.1%
Align Technology, Inc. (a)	399,200	249,248,504
Intuitive Surgical, Inc. (a)	737,700	266,405,601
		515,654,105
Health Care Providers & Services 1.5%
UnitedHealth Group, Inc.	560,300	258,001,341
Health Care Technology 1.1%
Veeva Systems, Inc., Class A (a)	570,150	180,743,252
Hotels, Restaurants & Leisure 3.6%
Airbnb, Inc., Class A (a)	1,062,200	181,275,052
Chipotle Mexican Grill, Inc. (a)	138,900	247,107,267
Hilton Worldwide Holdings, Inc. (a)	1,195,600	172,106,620
		600,488,939
	Shares	Value

Interactive Media & Services 12.4%
Alphabet, Inc. (a)
Class A	199,551	$ 590,854,547
Class C	202,026	599,089,920

Bumble, Inc., Class A (a)	2,962,300	155,579,996
Match Group, Inc. (a)	1,223,300	184,449,174
Meta Platforms, Inc., Class A (a)	1,208,840	391,144,359
Snap, Inc., Class A (a)	2,565,400	134,888,732
		2,056,006,728
Internet & Direct Marketing Retail 6.4%
Amazon.com, Inc. (a)	315,770	1,064,912,221
IT Services 8.0%
Mastercard, Inc., Class A	630,500	211,545,360
Payoneer Global, Inc. (a)	1,301,000	9,822,550
PayPal Holdings, Inc. (a)	1,585,180	368,697,016
Snowflake, Inc., Class A (a)	472,500	167,189,400
Square, Inc., Class A (a)	675,800	171,991,100
Visa, Inc., Class A	1,926,500	407,974,905
		1,337,220,331
Life Sciences Tools & Services 3.2%
Agilent Technologies, Inc.	1,488,800	234,471,112
Bio-Techne Corp.	219,300	114,836,445
IQVIA Holdings, Inc. (a)	714,200	186,706,164
		536,013,721
Machinery 1.0%
Parker-Hannifin Corp.	584,300	173,297,537
Personal Products 1.3%
Estee Lauder Cos., Inc. (The), Class A	657,620	213,285,895
Pharmaceuticals 1.6%
Zoetis, Inc.	1,222,340	264,269,908
Professional Services 1.5%
CoStar Group, Inc. (a)	2,915,600	250,887,380
Real Estate Management & Development 0.0% ‡
Compass, Inc., Class A (a)(b)	443,000	5,803,300
Road & Rail 1.5%
Union Pacific Corp.	1,019,000	245,986,600

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.
11

Portfolio of Investments October 31, 2021† (continued)
	Shares	Value
Common Stocks (continued)
Semiconductors & Semiconductor Equipment 7.3%
Advanced Micro Devices, Inc. (a)	2,304,200	$ 277,033,966
Analog Devices, Inc.	1,418,940	246,171,901
ASML Holding NV (Registered)	320,970	260,910,093
NVIDIA Corp.	1,700,800	434,843,536
		1,218,959,496
Software 23.3%
Adobe, Inc. (a)	890,310	579,022,012
Atlassian Corp. plc, Class A (a)	494,250	226,430,752
Intuit, Inc.	497,510	311,436,285
Microsoft Corp.	5,021,130	1,665,107,130
salesforce.com, Inc. (a)	1,492,590	447,314,297
ServiceNow, Inc. (a)	511,300	356,764,688
Workday, Inc., Class A (a)	1,024,470	297,075,811
		3,883,150,975
Specialty Retail 1.8%
Lowe's Cos., Inc.	1,272,700	297,582,714
Technology Hardware, Storage & Peripherals 3.0%
Apple, Inc.	3,319,300	497,231,140
Textiles, Apparel & Luxury Goods 4.9%
Lululemon Athletica, Inc. (a)	613,700	285,990,337
NIKE, Inc., Class B	3,025,540	506,142,587
On Holding AG, Class A (a)(b)	499,400	17,059,504
		809,192,428
Total Common Stocks (Cost $7,278,430,046)		16,358,633,737
Short-Term Investments 1.4%
Affiliated Investment Company 1.4%
MainStay U.S. Government Liquidity Fund, 0.01% (c)(d)	238,862,599	238,862,599
	Shares	Value

Unaffiliated Investment Company 0.0% ‡
Wells Fargo Government Money Market Fund, 0.025% (d)(e)	147,920	$ 147,920
Total Short-Term Investments (Cost $239,010,519)		239,010,519
Total Investments (Cost $7,517,440,565)	99.7%	16,597,644,256
Other Assets, Less Liabilities	0.3	42,498,878
Net Assets	100.0%	$ 16,640,143,134

†	Percentages indicated are based on Fund net assets.
‡	Less than one-tenth of a percent.
(a)	Non-income producing security.
(b)	All or a portion of this security was held on loan. As of October 31, 2021, the aggregate market value of securities on loan was $3,385,143; the total market value of collateral held by the Fund was $3,405,248. The market value of the collateral held included non-cash collateral in the form of U.S. Treasury securities with a value of $3,257,328. The Fund received cash collateral with a value of $147,920. (See Note 2(G))
(c)	As of October 31, 2021, the Fund's ownership exceeds 5% of the outstanding shares of the Underlying Fund’s share class.
(d)	Current yield as of October 31, 2021.
(e)	Represents a security purchased with cash collateral received for securities on loan.

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.
12	MainStay Winslow Large Cap Growth Fund

The following is a summary of the fair valuations according to the inputs used as of October 31, 2021, for valuing the Fund’s assets:
Description	Quoted Prices in Active Markets for Identical Assets (Level 1)	Significant Other Observable Inputs (Level 2)	Significant Unobservable Inputs (Level 3)	Total
Asset Valuation Inputs
Investments in Securities (a)
Common Stocks	$ 16,358,633,737	$ —	$ —	$ 16,358,633,737
Short-Term Investments
Affiliated Investment Company	238,862,599	—	—	238,862,599
Unaffiliated Investment Company	147,920	—	—	147,920
Total Short-Term Investments	239,010,519	—	—	239,010,519
Total Investments in Securities	$ 16,597,644,256	$ —	$ —	$ 16,597,644,256

(a)	For a complete listing of investments and their industries, see the Portfolio of Investments.
The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.
13

Statement of Assets and Liabilities as of October 31, 2021
Assets
Investment in unaffiliated securities, at value (identified cost $7,278,577,966) including securities on loan of $3,385,143	$16,358,781,657
Investment in affiliated investment companies, at value (identified cost $238,862,599)	238,862,599
Cash	4,845
Receivables:
Investment securities sold	115,907,882
Fund shares sold	14,574,683
Dividends	1,614,125
Securities lending	8,585
Other assets	96,179
Total assets	16,729,850,555
Liabilities
Cash collateral received for securities on loan	147,920
Payables:
Investment securities purchased	44,961,484
Fund shares redeemed	34,009,505
Manager (See Note 3)	8,083,215
Transfer agent (See Note 3)	1,511,035
NYLIFE Distributors (See Note 3)	651,108
Shareholder communication	247,888
Professional fees	63,970
Trustees	16,265
Custodian	8,741
Accrued expenses	6,290
Total liabilities	89,707,421
Net assets	$16,640,143,134
Composition of Net Assets
Shares of beneficial interest outstanding (par value of $.01 per share) unlimited number of shares authorized	$ 10,174,823
Additional paid-in-capital	4,405,172,056
4,415,346,879
Total distributable earnings (loss)	12,224,796,255
Net assets	$16,640,143,134
Class A
Net assets applicable to outstanding shares	$1,745,832,706
Shares of beneficial interest outstanding	117,017,871
Net asset value per share outstanding	$ 14.92
Maximum sales charge (5.50% of offering price)	0.87
Maximum offering price per share outstanding	$ 15.79
Investor Class
Net assets applicable to outstanding shares	$ 106,353,610
Shares of beneficial interest outstanding	7,302,370
Net asset value per share outstanding	$ 14.56
Maximum sales charge (5.00% of offering price)	0.77
Maximum offering price per share outstanding	$ 15.33
Class B
Net assets applicable to outstanding shares	$ 20,532,749
Shares of beneficial interest outstanding	1,873,006
Net asset value and offering price per share outstanding	$ 10.96
Class C
Net assets applicable to outstanding shares	$ 90,376,604
Shares of beneficial interest outstanding	8,265,544
Net asset value and offering price per share outstanding	$ 10.93
Class I
Net assets applicable to outstanding shares	$8,434,291,211
Shares of beneficial interest outstanding	506,198,910
Net asset value and offering price per share outstanding	$ 16.66
Class R1
Net assets applicable to outstanding shares	$1,207,902,924
Shares of beneficial interest outstanding	75,337,750
Net asset value and offering price per share outstanding	$ 16.03
Class R2
Net assets applicable to outstanding shares	$ 188,790,278
Shares of beneficial interest outstanding	12,774,045
Net asset value and offering price per share outstanding	$ 14.78
Class R3
Net assets applicable to outstanding shares	$ 63,194,614
Shares of beneficial interest outstanding	4,646,128
Net asset value and offering price per share outstanding	$ 13.60
Class R6
Net assets applicable to outstanding shares	$4,782,797,551
Shares of beneficial interest outstanding	284,061,783
Net asset value and offering price per share outstanding	$ 16.84

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.
14	MainStay Winslow Large Cap Growth Fund

SIMPLE Class
Net assets applicable to outstanding shares	$70,887
Shares of beneficial interest outstanding	4,882
Net asset value and offering price per share outstanding	$ 14.52
The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.
15

Statement of Operations for the year ended October 31, 2021
Investment Income (Loss)
Income
Dividends-unaffiliated (net of foreign tax withholding of $224,993)	$ 62,146,039
Securities lending	175,756
Dividends-affiliated	10,461
Total income	62,332,256
Expenses
Manager (See Note 3)	94,549,675
Transfer agent (See Note 3)	8,233,527
Distribution/Service—Class A (See Note 3)	4,099,973
Distribution/Service—Investor Class (See Note 3)	276,448
Distribution/Service—Class B (See Note 3)	207,460
Distribution/Service—Class C (See Note 3)	928,019
Distribution/Service—Class R2 (See Note 3)	442,118
Distribution/Service—Class R3 (See Note 3)	308,801
Distribution/Service—SIMPLE Class (See Note 3)	231
Shareholder service (See Note 3)	1,310,047
Professional fees	653,231
Shareholder communication	540,960
Trustees	341,506
Registration	299,505
Custodian	124,824
Insurance	98,546
Miscellaneous	395,260
Total expenses before waiver/reimbursement	112,810,131
Expense waiver/reimbursement from Manager (See Note 3)	(1,761,928)
Net expenses	111,048,203
Net investment income (loss)	(48,715,947)
Realized and Unrealized Gain (Loss)
Net realized gain (loss) on unaffiliated investments	3,677,702,280
Net change in unrealized appreciation (depreciation) on unaffiliated investments	1,807,847,917
Net realized and unrealized gain (loss)	5,485,550,197
Net increase (decrease) in net assets resulting from operations	$5,436,834,250
The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.
16	MainStay Winslow Large Cap Growth Fund

Statements of Changes in Net Assets
for the years ended October 31, 2021 and October 31, 2020
	2021	2020
Increase (Decrease) in Net Assets
Operations:
Net investment income (loss)	$ (48,715,947)	$ (11,097,027)
Net realized gain (loss)	3,677,702,280	820,924,239
Net change in unrealized appreciation (depreciation)	1,807,847,917	2,446,952,380
Net increase (decrease) in net assets resulting from operations	5,436,834,250	3,256,779,592
Distributions to shareholders:
Class A	(77,969,502)	(111,361,863)
Investor Class	(6,618,988)	(12,020,268)
Class B	(1,541,249)	(2,904,982)
Class C	(7,351,321)	(18,187,627)
Class I	(355,187,292)	(608,819,185)
Class R1	(49,620,776)	(94,596,707)
Class R2	(8,981,664)	(17,824,571)
Class R3	(3,495,754)	(6,648,447)
Class R6	(207,330,897)	(315,525,286)
SIMPLE Class	(1,359)	—
Total distributions to shareholders	(718,098,802)	(1,187,888,936)
Capital share transactions:
Net proceeds from sales of shares	2,324,245,742	2,681,398,278
Net asset value of shares issued to shareholder in reinvestment of distributions	659,913,063	1,090,257,801
Cost of shares redeemed	(4,567,266,116)	(3,975,423,287)
Increase (decrease) in net assets derived from capital share transactions	(1,583,107,311)	(203,767,208)
Net increase (decrease) in net assets	3,135,628,137	1,865,123,448
Net Assets
Beginning of year	13,504,514,997	11,639,391,549
End of year	$16,640,143,134	$13,504,514,997
The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.
17

Financial Highlights selected per share data and ratios
	Year Ended October 31,
Class A	2021	2020	2019	2018	2017
Net asset value at beginning of year	$ 11.08	$ 9.59	$ 9.95	$ 10.41	$ 9.17
Net investment income (loss) (a)	(0.07)	(0.03)	(0.02)	(0.02)	(0.01)
Net realized and unrealized gain (loss)	4.55	2.58	1.48	1.12	2.31
Total from investment operations	4.48	2.55	1.46	1.10	2.30
Less distributions:
From net investment income	—	—	—	(0.00)‡	—
From net realized gain on investments	(0.64)	(1.06)	(1.82)	(1.56)	(1.06)
Total distributions	(0.64)	(1.06)	(1.82)	(1.56)	(1.06)
Net asset value at end of year	$ 14.92	$ 11.08	$ 9.59	$ 9.95	$ 10.41
Total investment return (b)	42.16%	29.44%	17.05%	12.36%	28.54%
Ratios (to average net assets)/Supplemental Data:
Net investment income (loss)	(0.53)%	(0.31)%	(0.20)%	(0.21)%	(0.15)%
Net expenses (c)	0.93%	0.97%	0.99%	0.97%	1.00%
Expenses (before waiver/reimbursement) (c)	0.94%	0.97%	0.99%	0.98%	1.00%
Portfolio turnover rate	66%	44%	54%	52%	61%
Net assets at end of year (in 000’s)	$ 1,745,833	$ 1,341,381	$ 1,008,608	$ 1,092,962	$ 960,123

‡	Less than one cent per share.
(a)	Per share data based on average shares outstanding during the year.
(b)	Total investment return is calculated exclusive of sales charges and assumes the reinvestment of dividends and distributions. For periods of less than one year, total return is not annualized.
(c)	In addition to the fees and expenses which the Fund bears directly, it also indirectly bears a pro-rata share of the fees and expenses of the underlying funds in which it invests. Such indirect expenses are not included in the above expense ratios.

	Year Ended October 31,
Investor Class	2021	2020	2019	2018	2017
Net asset value at beginning of year	$ 10.84	$ 9.42	$ 9.81	$ 10.30	$ 9.09
Net investment income (loss) (a)	(0.08)	(0.04)	(0.03)	(0.03)	(0.02)
Net realized and unrealized gain (loss)	4.44	2.52	1.46	1.10	2.29
Total from investment operations	4.36	2.48	1.43	1.07	2.27
Less distributions:
From net realized gain on investments	(0.64)	(1.06)	(1.82)	(1.56)	(1.06)
Net asset value at end of year	$ 14.56	$ 10.84	$ 9.42	$ 9.81	$ 10.30
Total investment return (b)	41.98%	29.19%	16.96%	12.19%	28.45%
Ratios (to average net assets)/Supplemental Data:
Net investment income (loss)	(0.67)%	(0.43)%	(0.31)%	(0.30)%	(0.19)%
Net expenses (c)	1.08%	1.10%	1.09%	1.06%	1.07%
Expenses (before waiver/reimbursement) (c)	1.09%	1.10%	1.10%	1.07%	1.07%
Portfolio turnover rate	66%	44%	54%	52%	61%
Net assets at end of year (in 000's)	$ 106,354	$ 110,831	$ 109,236	$ 103,987	$ 108,078

(a)	Per share data based on average shares outstanding during the year.
(b)	Total investment return is calculated exclusive of sales charges and assumes the reinvestment of dividends and distributions. For periods of less than one year, total return is not annualized.
(c)	In addition to the fees and expenses which the Fund bears directly, it also indirectly bears a pro-rata share of the fees and expenses of the underlying funds in which it invests. Such indirect expenses are not included in the above expense ratios.

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.
18	MainStay Winslow Large Cap Growth Fund

Financial Highlights selected per share data and ratios
	Year Ended October 31,
Class B	2021	2020	2019	2018	2017
Net asset value at beginning of year	$ 8.37	$ 7.55	$ 8.26	$ 8.98	$ 8.11
Net investment income (loss) (a)	(0.13)	(0.09)	(0.08)	(0.09)	(0.08)
Net realized and unrealized gain (loss)	3.36	1.97	1.19	0.93	2.01
Total from investment operations	3.23	1.88	1.11	0.84	1.93
Less distributions:
From net realized gain on investments	(0.64)	(1.06)	(1.82)	(1.56)	(1.06)
Net asset value at end of year	$ 10.96	$ 8.37	$ 7.55	$ 8.26	$ 8.98
Total investment return (b)	40.80%	28.37%	15.96%	11.28%(c)	27.61%
Ratios (to average net assets)/Supplemental Data:
Net investment income (loss)	(1.42)%	(1.17)%	(1.05)%	(1.04)%	(0.96)%
Net expenses (d)	1.83%	1.85%	1.84%	1.81%	1.82%
Expenses (before waiver/reimbursement) (d)	1.84%	1.85%	1.85%	1.82%	1.82%
Portfolio turnover rate	66%	44%	54%	52%	61%
Net assets at end of year (in 000’s)	$ 20,533	$ 20,172	$ 21,015	$ 25,685	$ 31,793

(a)	Per share data based on average shares outstanding during the year.
(b)	Total investment return is calculated exclusive of sales charges and assumes the reinvestment of dividends and distributions. For periods of less than one year, total return is not annualized.
(c)	Total investment return may reflect adjustments to conform to generally accepted accounting principles.
(d)	In addition to the fees and expenses which the Fund bears directly, it also indirectly bears a pro-rata share of the fees and expenses of the underlying funds in which it invests. Such indirect expenses are not included in the above expense ratios.

	Year Ended October 31,
Class C	2021	2020	2019	2018	2017
Net asset value at beginning of year	$ 8.35	$ 7.53	$ 8.25	$ 8.96	$ 8.10
Net investment income (loss) (a)	(0.13)	(0.09)	(0.07)	(0.09)	(0.08)
Net realized and unrealized gain (loss)	3.35	1.97	1.17	0.94	2.00
Total from investment operations	3.22	1.88	1.10	0.85	1.92
Less distributions:
From net realized gain on investments	(0.64)	(1.06)	(1.82)	(1.56)	(1.06)
Net asset value at end of year	$ 10.93	$ 8.35	$ 7.53	$ 8.25	$ 8.96
Total investment return (b)	40.77%	28.46%	15.97%	11.42%	27.51%
Ratios (to average net assets)/Supplemental Data:
Net investment income (loss)	(1.42)%	(1.17)%	(1.04)%	(1.05)%	(0.96)%
Net expenses (c)	1.83%	1.85%	1.84%	1.81%	1.82%
Expenses (before waiver/reimbursement) (c)	1.84%	1.85%	1.85%	1.82%	1.82%
Portfolio turnover rate	66%	44%	54%	52%	61%
Net assets at end of year (in 000’s)	$ 90,377	$ 95,761	$ 131,945	$ 197,231	$ 229,283

(a)	Per share data based on average shares outstanding during the year.
(b)	Total investment return is calculated exclusive of sales charges and assumes the reinvestment of dividends and distributions. For periods of less than one year, total return is not annualized.
(c)	In addition to the fees and expenses which the Fund bears directly, it also indirectly bears a pro-rata share of the fees and expenses of the underlying funds in which it invests. Such indirect expenses are not included in the above expense ratios.

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.
19

Financial Highlights selected per share data and ratios
	Year Ended October 31,
Class I	2021	2020	2019	2018	2017
Net asset value at beginning of year	$ 12.28	$ 10.49	$ 10.69	$ 11.06	$ 9.65
Net investment income (loss) (a)	(0.04)	(0.01)	0.00‡	0.00‡	0.01
Net realized and unrealized gain (loss)	5.06	2.86	1.62	1.20	2.46
Total from investment operations	5.02	2.85	1.62	1.20	2.47
Less distributions:
From net investment income	—	—	—	(0.01)	—
From net realized gain on investments	(0.64)	(1.06)	(1.82)	(1.56)	(1.06)
Total distributions	(0.64)	(1.06)	(1.82)	(1.57)	(1.06)
Net asset value at end of year	$ 16.66	$ 12.28	$ 10.49	$ 10.69	$ 11.06
Total investment return (b)	42.46%	29.80%	17.29%	12.54%(c)	28.92%
Ratios (to average net assets)/Supplemental Data:
Net investment income (loss)	(0.28)%	(0.06)%	0.05%	0.04%	0.12%
Net expenses (d)	0.68%	0.72%	0.74%	0.72%	0.75%
Expenses (before waiver/reimbursement) (d)	0.69%	0.72%	0.74%	0.73%	0.75%
Portfolio turnover rate	66%	44%	54%	52%	61%
Net assets at end of year (in 000’s)	$ 8,434,291	$ 6,824,224	$ 6,080,320	$ 6,275,780	$ 6,752,754

‡	Less than one cent per share.
(a)	Per share data based on average shares outstanding during the year.
(b)	Total investment return is calculated exclusive of sales charges and assumes the reinvestment of dividends and distributions. Class I shares are not subject to sales charges. For periods of less than one year, total return is not annualized.
(c)	Total investment return may reflect adjustments to conform to generally accepted accounting principles.
(d)	In addition to the fees and expenses which the Fund bears directly, it also indirectly bears a pro-rata share of the fees and expenses of the underlying funds in which it invests. Such indirect expenses are not included in the above expense ratios.

	Year Ended October 31,
Class R1	2021	2020	2019	2018	2017
Net asset value at beginning of year	$ 11.85	$ 10.17	$ 10.43	$ 10.83	$ 9.48
Net investment income (loss) (a)	(0.05)	(0.02)	(0.00)‡	(0.01)	0.00‡
Net realized and unrealized gain (loss)	4.87	2.76	1.56	1.17	2.41
Total from investment operations	4.82	2.74	1.56	1.16	2.41
Less distributions:
From net realized gain on investments	(0.64)	(1.06)	(1.82)	(1.56)	(1.06)
Net asset value at end of year	$ 16.03	$ 11.85	$ 10.17	$ 10.43	$ 10.83
Total investment return (b)	42.30%	29.64%	17.25%	12.46%	28.79%
Ratios (to average net assets)/Supplemental Data:
Net investment income (loss)	(0.38)%	(0.15)%	(0.04)%	(0.06)%	0.01%
Net expenses (c)	0.78%	0.82%	0.84%	0.82%	0.85%
Expenses (before waiver/reimbursement) (c)	0.79%	0.82%	0.84%	0.83%	0.85%
Portfolio turnover rate	66%	44%	54%	52%	61%
Net assets at end of year (in 000’s)	$ 1,207,903	$ 914,359	$ 919,236	$ 1,102,423	$ 1,596,638

‡	Less than one cent per share.
(a)	Per share data based on average shares outstanding during the year.
(b)	Total investment return is calculated exclusive of sales charges and assumes the reinvestment of dividends and distributions. Class R1 shares are not subject to sales charges. For periods of less than one year, total return is not annualized.
(c)	In addition to the fees and expenses which the Fund bears directly, it also indirectly bears a pro-rata share of the fees and expenses of the underlying funds in which it invests. Such indirect expenses are not included in the above expense ratios.

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.
20	MainStay Winslow Large Cap Growth Fund

Financial Highlights selected per share data and ratios
	Year Ended October 31,
Class R2	2021	2020	2019	2018	2017
Net asset value at beginning of year	$ 10.99	$ 9.53	$ 9.90	$ 10.38	$ 9.15
Net investment income (loss) (a)	(0.08)	(0.04)	(0.03)	(0.03)	(0.02)
Net realized and unrealized gain (loss)	4.51	2.56	1.48	1.11	2.31
Total from investment operations	4.43	2.52	1.45	1.08	2.29
Less distributions:
From net realized gain on investments	(0.64)	(1.06)	(1.82)	(1.56)	(1.06)
Net asset value at end of year	$ 14.78	$ 10.99	$ 9.53	$ 9.90	$ 10.38
Total investment return (b)	42.04%	29.29%	16.89%	12.17%(c)	28.49%
Ratios (to average net assets)/Supplemental Data:
Net investment income (loss)	(0.63)%	(0.40)%	(0.29)%	(0.31)%	(0.24)%
Net expenses (d)	1.03%	1.07%	1.09%	1.07%	1.10%
Expenses (before waiver/reimbursement) (d)	1.04%	1.07%	1.09%	1.08%	1.10%
Portfolio turnover rate	66%	44%	54%	52%	61%
Net assets at end of year (in 000’s)	$ 188,790	$ 159,297	$ 163,288	$ 227,298	$ 303,192

(a)	Per share data based on average shares outstanding during the year.
(b)	Total investment return is calculated exclusive of sales charges and assumes the reinvestment of dividends and distributions. Class R2 shares are not subject to sales charges. For periods of less than one year, total return is not annualized.
(c)	Total investment return may reflect adjustments to conform to generally accepted accounting principles.
(d)	In addition to the fees and expenses which the Fund bears directly, it also indirectly bears a pro-rata share of the fees and expenses of the underlying funds in which it invests. Such indirect expenses are not included in the above expense ratios.

	Year Ended October 31,
Class R3	2021	2020	2019	2018	2017
Net asset value at beginning of year	$ 10.19	$ 8.93	$ 9.41	$ 9.96	$ 8.85
Net investment income (loss) (a)	(0.10)	(0.06)	(0.05)	(0.05)	(0.04)
Net realized and unrealized gain (loss)	4.15	2.38	1.39	1.06	2.21
Total from investment operations	4.05	2.32	1.34	1.01	2.17
Less distributions:
From net realized gain on investments	(0.64)	(1.06)	(1.82)	(1.56)	(1.06)
Net asset value at end of year	$ 13.60	$ 10.19	$ 8.93	$ 9.41	$ 9.96
Total investment return (b)	41.60%	28.99%	16.69%	11.97%	28.05%
Ratios (to average net assets)/Supplemental Data:
Net investment income (loss)	(0.88)%	(0.65)%	(0.55)%	(0.55)%	(0.49)%
Net expenses (c)	1.28%	1.32%	1.34%	1.32%	1.35%
Expenses (before waiver/reimbursement) (c)	1.29%	1.32%	1.34%	1.33%	1.35%
Portfolio turnover rate	66%	44%	54%	52%	61%
Net assets at end of year (in 000’s)	$ 63,195	$ 56,657	$ 57,283	$ 61,850	$ 78,634

(a)	Per share data based on average shares outstanding during the year.
(b)	Total investment return is calculated exclusive of sales charges and assumes the reinvestment of dividends and distributions. Class R3 shares are not subject to sales charges. For periods of less than one year, total return is not annualized.
(c)	In addition to the fees and expenses which the Fund bears directly, it also indirectly bears a pro-rata share of the fees and expenses of the underlying funds in which it invests. Such indirect expenses are not included in the above expense ratios.

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.
21

Financial Highlights selected per share data and ratios
	Year Ended October 31,
Class R6	2021	2020	2019	2018	2017
Net asset value at beginning of year	$ 12.39	$ 10.58	$ 10.76	$ 11.12	$ 9.69
Net investment income (loss) (a)	(0.03)	0.00‡	0.01	0.01	0.02
Net realized and unrealized gain (loss)	5.12	2.88	1.63	1.21	2.47
Total from investment operations	5.09	2.88	1.64	1.22	2.49
Less distributions:
From net investment income	—	(0.01)	—	(0.02)	—
From net realized gain on investments	(0.64)	(1.06)	(1.82)	(1.56)	(1.06)
Total distributions	(0.64)	(1.07)	(1.82)	(1.58)	(1.06)
Net asset value at end of year	$ 16.84	$ 12.39	$ 10.58	$ 10.76	$ 11.12
Total investment return (b)	42.65%	29.83%	17.49%	12.72%	29.02%
Ratios (to average net assets)/Supplemental Data:
Net investment income (loss)	(0.22)%	0.02%	0.13%	0.13%	0.21%
Net expenses (c)	0.62%	0.64%	0.64%	0.63%	0.63%
Expenses (before waiver/reimbursement) (c)	0.63%	0.64%	0.64%	0.64%	0.63%
Portfolio turnover rate	66%	44%	54%	52%	61%
Net assets at end of year (in 000’s)	$ 4,782,798	$ 3,981,812	$ 3,148,459	$ 2,463,405	$ 2,122,217

‡	Less than one cent per share.
(a)	Per share data based on average shares outstanding during the year.
(b)	Total investment return is calculated exclusive of sales charges and assumes the reinvestment of dividends and distributions. Class R6 shares are not subject to sales charges. For periods of less than one year, total return is not annualized.
(c)	In addition to the fees and expenses which the Fund bears directly, it also indirectly bears a pro-rata share of the fees and expenses of the underlying funds in which it invests. Such indirect expenses are not included in the above expense ratios.

	Year Ended October 31,	August 31, 2020^ through October 31,
SIMPLE Class	2021	2020
Net asset value at beginning of period	$ 10.84	$ 11.84*
Net investment income (loss) (a)	(0.12)	(0.02)
Net realized and unrealized gain (loss)	4.44	(0.98)
Total from investment operations	4.32	(1.00)
Less distributions:
From net realized gain on investments	(0.64)	—
Net asset value at end of period	$ 14.52	$ 10.84
Total investment return (b)	41.59%	(8.45)%
Ratios (to average net assets)/Supplemental Data:
Net investment income (loss)	(0.96)%	(1.00)%††
Net expenses (c)	1.33%	1.32%††
Expenses (before waiver/reimbursement) (c)	1.34%	1.33%††
Portfolio turnover rate	66%	44%
Net assets at end of period (in 000’s)	$ 71	$ 23

^	Inception date.
*	Based on the net asset value of Investor Class as of August 31, 2020.
††	Annualized.
(a)	Per share data based on average shares outstanding during the period.
(b)	Total investment return is calculated exclusive of sales charges and assumes the reinvestment of dividends and distributions. SIMPLE Class shares are not subject to sales charges. For periods of less than one year, total return is not annualized.
(c)	In addition to the fees and expenses which the Fund bears directly, it also indirectly bears a pro-rata share of the fees and expenses of the underlying funds in which it invests. Such indirect expenses are not included in the above expense ratios.
The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.
22	MainStay Winslow Large Cap Growth Fund

Notes to Financial Statements
Note 1-Organization and Business
The MainStay Funds (the “Trust”) was organized on January 9, 1986, as a Massachusetts business trust. The Trust is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company, and is comprised of twelve funds (collectively referred to as the "Funds"). These financial statements and notes relate to the MainStay Winslow Large Cap Growth Fund (the "Fund"), a “diversified” fund, as that term is defined in the 1940 Act, as interpreted or modified by regulatory authorities having jurisdiction, from time to time.
The following table lists the Fund's share classes that have been registered and commenced operations:
Class	Commenced Operations
Class A	July 1, 1995
Investor Class	February 28, 2008
Class B	April 1, 2005
Class C	April 1, 2005
Class I	April 1, 2005
Class R1	April 1, 2005
Class R2	April 1, 2005
Class R3	April 28, 2006
Class R6	June 17, 2013
SIMPLE Class	August 31, 2020
Class B shares of the MainStay Group of Funds are closed to all new purchases as well as additional investments by existing Class B shareholders. Existing Class B shareholders may continue to reinvest dividends and capital gains distributions, as well as exchange their Class B shares for Class B shares of other funds in the MainStay Group of Funds as permitted by the current exchange privileges. Class B shareholders continue to be subject to any applicable contingent deferred sales charge ("CDSC") at the time of redemption. All other features of the Class B shares, including but not limited to the fees and expenses applicable to Class B shares, remain unchanged. Unless redeemed, Class B shareholders will remain in Class B shares of their respective fund until the Class B shares are converted to Class A or Investor Class shares pursuant to the applicable conversion schedule.
Class A and Investor Class shares are offered at net asset value (“NAV”) per share plus an initial sales charge. No initial sales charge applies to investments of $1 million or more (and certain other qualified purchases) in Class A and Investor Class shares. However, a CDSC of 1.00% may be imposed on certain redemptions made within 18 months of the date of purchase on shares that were purchased without an initial sales charge. Class C shares are offered at NAV without an initial sales charge, although a 1.00% CDSC may be imposed on certain redemptions of such shares made within one year of the date of purchase of Class C shares. When Class B shares were offered, they were offered at NAV without an initial sales charge, although a CDSC that declines depending on the number of years a shareholder held its Class B shares may be imposed on certain redemptions of such shares made within six years of the date of purchase of such shares. Class I, Class R1, Class R2, Class R3, Class R6 and SIMPLE Class shares are offered at NAV without a sales charge. Depending upon eligibility, Class B shares convert to either Class A or Investor Class shares at the end of the calendar quarter eight years after the date they were purchased. In addition, depending upon eligibility, Class C shares convert to either Class A or Investor Class shares at the end of the calendar quarter ten years after the date they were purchased. Additionally, Investor Class shares may convert automatically to Class A shares. SIMPLE Class shares convert to Class A shares, or Investor Class shares if you are not eligible to hold Class A shares, at the end of the calendar quarter, ten years after the date they were purchased. Share class conversions are based on the relevant NAVs of the two classes at the time of the conversion, and no sales load or other charge is imposed. Under certain circumstances and as may be permitted by the Trust’s multiple class plan pursuant to Rule 18f-3 under the 1940 Act, specified share classes of the Fund may be converted to one or more other share classes of the Fund as disclosed in the capital share trans-actions within these Notes. The classes of shares have the same voting (except for issues that relate solely to one class), dividend, liquidation and other rights, and the same terms and conditions, except that under distribution plans pursuant to Rule 12b-1 under the 1940 Act, Class B and Class C shares are subject to higher distribution and/or service fees than Class A, Investor Class, Class R2, Class R3 and SIMPLE Class shares. Class I, Class R1 and Class R6 shares are not subject to a distribution and/or service fee. Class R1, Class R2 and Class R3 shares are subject to a shareholder service fee, which is in addition to fees paid under the distribution plans for Class R2 and Class R3 shares.
The Fund's investment objective is to seek long-term growth of capital.
Note 2–Significant Accounting Policies
The Fund is an investment company and accordingly follows the investment company accounting and reporting guidance of the Financial Accounting Standards Board (“FASB”) Accounting Standards Codification Topic 946 Financial Services—Investment Companies. The Fund prepares its financial statements in accordance with generally accepted accounting principles (“GAAP”) in the United States of America and follows the significant accounting policies described below.
(A) Securities Valuation.  Investments are usually valued as of the close of regular trading on the New York Stock Exchange (the "Exchange") (usually 4:00 p.m. Eastern time) on each day the Fund is open for business ("valuation date").
The Board of Trustees of the Trust (the "Board") adopted procedures establishing methodologies for the valuation of the Fund's securities and other assets and delegated the responsibility for valuation determinations under those procedures to the Valuation Committee of the Trust (the “Valuation Committee”). The procedures state that, subject to the oversight of the Board and unless otherwise noted, the responsibility for the day-to-day valuation of portfolio assets (including fair value measurements for the Fund's assets and liabilities) rests with New York Life Investment Management LLC (“New York Life Investments” or the

23

Notes to Financial Statements (continued)
"Manager"), aided to whatever extent necessary by the Subadvisor (as defined in Note 3(A)). To assess the appropriateness of security valuations, the Manager, the Subadvisor or the Fund's third-party service provider, who is subject to oversight by the Manager, regularly compares prior day prices, prices on comparable securities and the sale prices to the prior and current day prices and challenges prices with changes exceeding certain tolerance levels with third-party pricing services or broker sources.
The Board authorized the Valuation Committee to appoint a Valuation Subcommittee (the “Subcommittee”) to establish the prices of securities for which market quotations are not readily available or the prices of which are not otherwise readily determinable under the procedures. The Subcommittee meets (in person, via electronic mail or via teleconference) on an as-needed basis. The Valuation Committee meets to ensure that actions taken by the Subcommittee were appropriate.
For those securities valued through either a standardized fair valuation methodology or a fair valuation measurement, the Subcommittee deals with such valuation and the Valuation Committee reviews and affirms, if appropriate, the reasonableness of the valuation based on such methodologies and measurements on a regular basis after considering information that is reasonably available and deemed relevant by the Valuation Committee. Any action taken by the Subcommittee with respect to the valuation of a portfolio security or other asset is submitted for review and ratification (if appropriate) to the Valuation Committee and the Board at the next regularly scheduled meeting.
"Fair value" is defined as the price the Fund would reasonably expect to receive upon selling an asset or liability in an orderly transaction to an independent buyer in the principal or most advantageous market for the asset or liability. Fair value measurements are determined within a framework that establishes a three-tier hierarchy that maximizes the use of observable market data and minimizes the use of unobservable inputs to establish a classification of fair value measurements for disclosure purposes. "Inputs" refer broadly to the assumptions that market participants would use in pricing the asset or liability, including assumptions about risk, such as the risk inherent in a particular valuation technique used to measure fair value using a pricing model and/or the risk inherent in the inputs for the valuation technique. Inputs may be observable or unobservable. Observable inputs reflect the assumptions market participants would use in pricing the asset or liability based on market data obtained from sources independent of the Fund. Unobservable inputs reflect the Fund’s own assumptions about the assumptions market participants would use in pricing the asset or liability based on the information available. The inputs or methodology used for valuing assets or liabilities may not be an indication of the risks associated with investing in those assets or liabilities. The three-tier hierarchy of inputs is summarized below.
•	Level 1—quoted prices in active markets for an identical asset or liability
•	Level 2—other significant observable inputs (including quoted prices for a similar asset or liability in active markets, interest rates and yield curves, prepayment speeds, credit risk, etc.)
•	Level 3—significant unobservable inputs (including the Fund's own assumptions about the assumptions that market participants would use in measuring fair value of an asset or liability)
The level of an asset or liability within the fair value hierarchy is based on the lowest level of an input, both individually and in the aggregate, that is significant to the fair value measurement. The aggregate value by input level of the Fund’s assets and liabilities as of October 31, 2021, is included at the end of the Portfolio of Investments.
The Fund may use third-party vendor evaluations, whose prices may be derived from one or more of the following standard inputs, among others:
• Broker/dealer quotes	• Benchmark securities
• Two-sided markets	• Reference data (corporate actions or material event notices)
• Bids/offers	• Monthly payment information
• Industry and economic events	• Reported trades
An asset or liability for which market values cannot be measured using the methodologies described above is valued by methods deemed reasonable in good faith by the Valuation Committee, following the procedures established by the Board, to represent fair value. Under these procedures, the Fund generally uses a market-based approach which may use related or comparable assets or liabilities, recent transactions, market multiples, book values and other relevant information. The Fund may also use an income-based valuation approach in which the anticipated future cash flows of the asset or liability are discounted to calculate fair value. Discounts may also be applied due to the nature and/or duration of any restrictions on the disposition of the asset or liability. Fair value represents a good faith approximation of the value of a security. Fair value determinations involve the consideration of a number of subjective factors, an analysis of applicable facts and circumstances and the exercise of judgment. As a result, it is possible that the fair value for a security determined in good faith in accordance with the Fund's valuation procedures may differ from valuations for the same security determined by other funds using their own valuation procedures. Although the Fund's valuation procedures are designed to value a security at the price the Fund may reasonably expect to receive upon the security's sale in an orderly transaction, there can be no assurance that any fair value determination thereunder would, in fact, approximate the amount that the Fund would actually realize upon the sale of the security or the price at which the security would trade if a reliable market price were readily available. During the year ended October 31, 2021, there were no material changes to the fair value methodologies.
Securities which may be valued in this manner include, but are not limited to: (i) a security for which trading has been halted or suspended; (ii) a debt security that has recently gone into default and for which there is not a current market quotation; (iii) a security of an issuer that has entered into a restructuring; (iv) a security that has been delisted from a national

24	MainStay Winslow Large Cap Growth Fund

exchange; (v) a security for which the market price is not readily available from a third-party pricing source or, if so provided, does not, in the opinion of the Manager or the Subadvisor, reflect the security's market value; (vi) a security subject to trading collars for which no or limited trading takes place; and (vii) a security whose principal market has been temporarily closed at a time when, under normal conditions, it would be open. Securities valued in this manner are generally categorized as Level 3 in the hierarchy. No securities held by the Fund as of October 31, 2021 were fair valued in such a manner.
Certain securities held by the Fund may principally trade in foreign markets. Events may occur between the time the foreign markets close and the time at which the Fund's NAVs are calculated. These events may include, but are not limited to, situations relating to a single issuer in a market sector, significant fluctuations in U.S. or foreign markets, natural disasters, armed conflicts, governmental actions or other developments not tied directly to the securities markets. Should the Manager or the Subadvisor conclude that such events may have affected the accuracy of the last price of such securities reported on the local foreign market, the Subcommittee may, pursuant to procedures adopted by the Board, adjust the value of the local price to reflect the estimated impact on the price of such securities as a result of such events. In this instance, securities are generally categorized as Level 3 in the hierarchy. Additionally, certain foreign equity securities are also fair valued whenever the movement of a particular index exceeds certain thresholds. In such cases, the securities are fair valued by applying factors provided by a third-party vendor in accordance with valuation procedures adopted by the Board and are generally categorized as Level 2 in the hierarchy. No foreign equity securities held by the Fund as of October 31, 2021 were fair valued in such a manner.
Equity securities are valued at the last quoted sales prices as of the close of regular trading on the relevant exchange on each valuation date. Securities that are not traded on the valuation date are valued at the mean of the last quoted bid and ask prices. Prices are normally taken from the principal market in which each security trades. These securities are generally categorized as Level 1 in the hierarchy.
Investments in mutual funds, including money market funds, are valued at their respective NAVs at the close of business each day on the valuation date. These securities are generally categorized as Level 1 in the hierarchy.
Temporary cash investments acquired in excess of 60 days to maturity at the time of purchase are valued using the latest bid prices or using valuations based on a matrix system (which considers such factors as security prices, yields, maturities and ratings), both as furnished by independent pricing services. Temporary cash investments that mature in 60 days or less at the time of purchase ("Short-Term Investments") are valued using the amortized cost method of valuation, unless the use of such method would be inappropriate. The amortized cost method involves valuing a security at its cost on the date of purchase and thereafter assuming a constant amortization to maturity of the difference between such cost and the value on maturity date. Amortized cost approximates the current fair value of a security. Securities valued using the amortized cost method are not valued using quoted prices in an active market and are generally categorized as Level 2 in the hierarchy.
The information above is not intended to reflect an exhaustive list of the methodologies that may be used to value portfolio investments. The valuation procedures permit the use of a variety of valuation methodologies in connection with valuing portfolio investments. The methodology used for a specific type of investment may vary based on the market data available or other considerations. The methodologies summarized above may not represent the specific means by which portfolio investments are valued on any particular business day.
(B) Income Taxes.  The Fund's policy is to comply with the requirements of the Internal Revenue Code of 1986, as amended (the “Internal Revenue Code”), applicable to regulated investment companies and to distribute all of its taxable income to the shareholders of the Fund within the allowable time limits.
The Manager evaluates the Fund’s tax positions to determine if the tax positions taken meet the minimum recognition threshold in connection with accounting for uncertainties in income tax positions taken or expected to be taken for the purposes of measuring and recognizing tax liabilities in the financial statements. Recognition of tax benefits of an uncertain tax position is permitted only to the extent the position is “more likely than not” to be sustained assuming examination by taxing authorities. The Manager analyzed the Fund's tax positions taken on federal, state and local income tax returns for all open tax years (for up to three tax years) and has concluded that no provisions for federal, state and local income tax are required in the Fund's financial statements. The Fund's federal, state and local income tax and federal excise tax returns for tax years for which the applicable statutes of limitations have not expired are subject to examination by the Internal Revenue Service and state and local departments of revenue.
(C) Dividends and Distributions to Shareholders. Dividends and distributions are recorded on the ex-dividend date. The Fund intends to declare and pay dividends from net investment income and distributions from net realized capital and currency gains, if any, at least annually. Unless a shareholder elects otherwise, all dividends and distributions are reinvested at NAV in the same class of shares of the Fund. Dividends and distributions to shareholders are determined in accordance with federal income tax regulations and may differ from determinations using GAAP.
(D) Security Transactions and Investment Income.  The Fund records security transactions on the trade date. Realized gains and losses on security transactions are determined using the identified cost method. Dividend income is recognized on the ex-dividend date, net of any foreign tax withheld at the source, and interest income is accrued as earned using the effective interest rate method. Distributions received from real estate investment trusts may be classified as dividends, capital gains and/or return of capital.
Investment income and realized and unrealized gains and losses on investments of the Fund are allocated pro rata to the separate classes of
25

Notes to Financial Statements (continued)
shares based upon their relative net assets on the date the income is earned or realized and unrealized gains and losses are incurred.
(E) Expenses.  Expenses of the Trust are allocated to the individual Funds in proportion to the net assets of the respective Funds when the expenses are incurred, except where direct allocations of expenses can be made. Expenses (other than transfer agent expenses and fees incurred under the shareholder services plans and/or the distribution plans further discussed in Note 3(B)) are allocated to separate classes of shares pro rata based upon their relative net assets on the date the expenses are incurred. The expenses borne by the Fund, including those of related parties to the Fund, are shown in the Statement of Operations.
Additionally, the Fund may invest in mutual funds, which are subject to management fees and other fees that may cause the costs of investing in mutual funds to be greater than the costs of owning the underlying securities directly. These indirect expenses of mutual funds are not included in the amounts shown as expenses in the Statement of Operations or in the expense ratios included in the Financial Highlights.
(F) Use of Estimates.  In preparing financial statements in conformity with GAAP, the Manager makes estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results could differ from those estimates and assumptions.
(G) Securities Lending. In order to realize additional income, the Fund may engage in securities lending, subject to the limitations set forth in the 1940 Act and relevant guidance by the staff of the Securities and Exchange Commission (“SEC”). If the Fund engages in securities lending, the Fund will lend through its custodian, JPMorgan Chase Bank, N.A., ("JPMorgan"), acting as securities lending agent on behalf of the Fund. Under the current arrangement, JPMorgan will manage the Fund's collateral in accordance with the securities lending agency agreement between the Fund and JPMorgan, and indemnify the Fund against counterparty risk. The loans will be collateralized by cash (which may be invested in a money market fund) and/or non-cash collateral (which may include U.S. Treasury securities and/or U.S. government agency securities issued or guaranteed by the United States government or its agencies or instrumentalities) at least equal at all times to the market value of the securities loaned. The Fund bears the risk of delay in recovery of, or loss of rights in, the securities loaned. The Fund may also record a realized gain or loss on securities deemed sold due to a borrower’s inability to return securities on loan. The Fund bears the risk of any loss on investment of cash collateral. The Fund will receive compensation for lending its securities in the form of fees or it will retain a portion of interest earned on the investment of any cash collateral. The Fund will also continue to receive interest and dividends on the securities loaned and any gain or loss in the market price of the securities loaned that may occur during the term of the loan will be for the account of the Fund. Income earned from securities lending activities, if any, is reflected in the Statement of Operations. Securities on loan as of October 31, 2021, are shown in the Portfolio of Investments.
Prior to November 23, 2020, these services were provided by State Street Bank and Trust Company (“State Street”).
(H) Indemnifications.  Under the Trust’s organizational documents, its officers and trustees are indemnified against certain liabilities that may arise out of performance of their duties to the Trust. Additionally, in the normal course of business, the Fund enters into contracts with third-party service providers that contain a variety of representations and warranties and that may provide general indemnifications. The Fund's maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Fund that have not yet occurred. The Manager believes that the risk of loss in connection with these potential indemnification obligations is remote. However, there can be no assurance that material liabilities related to such obligations will not arise in the future, which could adversely impact the Fund.
Note 3–Fees and Related Party Transactions
(A) Manager and Subadvisor. New York Life Investments, a registered investment adviser and an indirect, wholly-owned subsidiary of New York Life Insurance Company ("New York Life"), serves as the Fund’s Manager, pursuant to an Amended and Restated Management Agreement (“Management Agreement”). The Manager provides offices, conducts clerical, recordkeeping and bookkeeping services and keeps most of the financial and accounting records required to be maintained by the Fund. Except for the portion of salaries and expenses that are the responsibility of the Fund, the Manager pays the salaries and expenses of all personnel affiliated with the Fund and certain operational expenses of the Fund. The Fund reimburses New York Life Investments in an amount equal to the portion of the compensation of the Chief Compliance Officer attributable to the Fund. Winslow Capital Management, LLC. (“Winslow” or the “Subadvisor”), a registered investment adviser, serves as Subadvisor to the Fund and is responsible for the day-to-day portfolio management of the Fund. Pursuant to the terms of a Subadvisory Agreement (“Subadvisory Agreement”) between New York Life Investments and Winslow, New York Life Investments pays for the services of the Subadvisor.
Pursuant to the Management Agreement, the Fund pays the Manager a monthly fee for the services performed and the facilities furnished at an annual rate of the Fund’s average daily net assets as follows: 0.75% up to $500 million; 0.725% from $500 million to $750 million; 0.71% from $750 million to $1 billion; 0.70% from $1 billion to $2 billion; 0.66% from $2 billion to $3 billion; 0.61% from $3 billion to $7 billion; 0.585% from $7 billion to $9 billion; and 0.575% on assets over $9 billion. During the year ended October 31, 2021, the effective management fee rate was 0.61% of the Fund’s average daily net assets, exclusive of any applicable waivers/reimbursements.
New York Life Investments has contractually agreed to waive a portion of its management fee so that the management fee does not exceed 0.550% of the Fund’s average daily net assets from $11 billion to $13 billion; and 0.525% of the Fund’s average daily net assets over $13 billion. This agreement will remain in effect until February 28, 2022,

26	MainStay Winslow Large Cap Growth Fund

and shall renew automatically for one-year terms unless New York Life Investments provides written notice of termination prior to the start of the next term or upon approval of the Board.
New York Life Investments has also contractually agreed to waive fees and/or reimburse expenses so that Total Annual Fund Operating Expenses (excluding taxes, interest, litigation, extraordinary expenses, brokerage and other transaction expenses relating to the purchase and sale of portfolio investments, and acquired (underlying) fund fees and expenses) of Class I shares do not exceed 0.88% of the Fund’s average daily net assets. New York Life Investments has also contractually agreed to waive fees and/or reimburse expenses so that Total Annual Fund Operating Expenses (excluding taxes, interest, litigation, extraordinary expenses, brokerage and other transaction expenses relating to the purchase or sale of portfolio investments, and acquired (underlying) fund fees and expenses) of Class R6 do not exceed those of Class I. These agreements will remain in effect until February 28, 2022, and shall renew automatically for one-year terms unless New York Life Investments provides written notice of termination prior to the start of the next term or upon approval of the Board.
Additionally, New York Life Investments has agreed to further voluntarily waive fees and/or reimburse expenses of the appropriate class of the Fund so that Total Annual Fund Operating Expenses (excluding taxes, interest, litigation, extraordinary expenses, brokerage and other transaction expenses relating to the purchase and sale of portfolio investments, and acquired (underlying) fund fees and expenses) of Class R1 shares do not exceed 0.95%. This voluntary waiver or reimbursement may be discontinued at any time without notice.
During the year ended October 31, 2021, New York Life Investments earned fees from the Fund in the amount of $94,549,675 and waived fees and/or reimbursed expenses in the amount of $1,761,928 and paid the Subadvisor in the amount of $37,185,577.
JPMorgan provides sub-administration and sub-accounting services to the Fund pursuant to an agreement with New York Life Investments. These services include calculating the daily NAVs of the Fund, maintaining the general ledger and sub-ledger accounts for the calculation of the Fund's NAVs, and assisting New York Life Investments in conducting various aspects of the Fund's administrative operations. For providing these services to the Fund, JPMorgan is compensated by New York Life Investments.
Prior to November 23, 2020, these services were provided by State Street.
Pursuant to an agreement between the Trust and New York Life Investments, New York Life Investments is responsible for providing or procuring certain regulatory reporting services for the Fund. The Fund will reimburse New York Life Investments for the actual costs incurred by New York Life Investments in connection with providing or procuring these services for the Fund.
(B) Distribution and Service Fees.  The Trust, on behalf of the Fund, has entered into a distribution agreement with NYLIFE Distributors LLC (the “Distributor”), an affiliate of New York Life Investments. The Fund has adopted distribution plans (the “Plans”) in accordance with the provisions of Rule 12b-1 under the 1940 Act.
Pursuant to the Class A, Investor Class and Class R2 Plans, the Distributor receives a monthly fee from the Class A, Investor Class and Class R2 shares at an annual rate of 0.25% of the average daily net assets of the Class A, Investor Class and Class R2 shares for distribution and/or service activities as designated by the Distributor. Pursuant to the Class B and Class C Plans, Class B and Class C shares pay the Distributor a monthly distribution fee at an annual rate of 0.75% of the average daily net assets of the Class B and Class C shares, along with a service fee at an annual rate of 0.25% of the average daily net assets of the Class B and Class C shares, for a total 12b-1 fee of 1.00%. Pursuant to the Class R3 and SIMPLE Class Plans, Class R3 and SIMPLE Class shares pay the Distributor a monthly distribution fee at an annual rate of 0.25% of the average daily net assets of the Class R3 and SIMPLE Class shares, along with a service fee at an annual rate of 0.25% of the average daily net assets of the Class R3 and SIMPLE Class shares, for a total 12b-1 fee of 0.50%. Class I, Class R1 and Class R6 shares are not subject to a distribution and/or service fee.
The Plans provide that the distribution and service fees are payable to the Distributor regardless of the amounts actually expended by the Distributor for distribution of the Fund's shares and service activities.
In accordance with the Shareholder Services Plans for the Class R1, Class R2 and Class R3 shares, the Manager has agreed to provide, through its affiliates or independent third parties, various shareholder and administrative support services to shareholders of the Class R1, Class R2 and Class R3 shares. For its services, the Manager, its affiliates or independent third-party service providers are entitled to a shareholder service fee accrued daily and paid monthly at an annual rate of 0.10% of the average daily net assets of the Class R1, Class R2 and Class R3 shares. This is in addition to any fees paid under the Class R2 and Class R3 Plans.
During the year ended October 31, 2021, shareholder service fees incurred by the Fund were as follows:

Class R1	$ 1,071,440
Class R2	176,847
Class R3	61,760
(C) Sales Charges.  The Fund was advised by the Distributor that the amount of initial sales charges retained on sales of Class A and Investor Class shares during the year ended October 31, 2021, were $311,819 and $39,747, respectively.
The Fund was also advised that the Distributor retained CDSCs on redemptions of Class B and Class C shares during the year ended October 31, 2021, of $6,331 and $6,328, respectively.
27

Notes to Financial Statements (continued)
(D) Transfer, Dividend Disbursing and Shareholder Servicing Agent. NYLIM Service Company LLC, an affiliate of New York Life Investments, is the Fund's transfer, dividend disbursing and shareholder servicing agent pursuant to an agreement between NYLIM Service Company LLC and the Trust. NYLIM Service Company LLC has entered into an agreement with DST Asset Manager Solutions, Inc. ("DST"), pursuant to which DST performs certain transfer agent services on behalf of NYLIM Service Company LLC. New York Life Investments has contractually agreed to limit the transfer agency expenses charged to the Fund’s share classes to a maximum of 0.35% of that share class’s average daily net assets on an annual basis after deducting any applicable Fund or class-level expense reimbursement or small account fees. This agreement will remain in effect until February 28, 2022, and shall renew automatically for one-year terms unless New York Life Investments provides written notice of termination prior to the start of the next term or upon approval of the Board. During the year ended October 31, 2021, transfer agent expenses incurred by the Fund and any reimbursements, pursuant to the aforementioned Transfer Agency expense limitation agreement, were as follows:
Class	Expense	Waived
Class A	$1,148,744	$—
Investor Class	242,717	—
Class B	45,527	—
Class C	203,451	—
Class I	5,495,274	—
Class R1	749,846	—
Class R2	123,968	—
Class R3	43,398	—
Class R6	180,500	—
SIMPLE Class	102	—
(E) Small Account Fee.  Shareholders with small accounts adversely impact the cost of providing transfer agency services. In an effort to reduce total transfer agency expenses, the Fund has implemented a small account fee on certain types of accounts. As described in the Fund's prospectus, certain shareholders with an account balance of less than $1,000 ($5,000 for Class A share accounts) are charged an annual per account fee of $20 (assessed semi-annually), the proceeds from which offset transfer agent fees as reflected in the Statement of Operations. This small account fee will not apply to certain types of accounts as described further in the Fund’s prospectus.

(F) Investments in Affiliates (in 000’s).  During the year ended October 31, 2021, purchases and sales transactions, income earned from investments and shares held of investment companies managed by New York Life Investments or its affiliates were as follows:
Affiliated Investment Companies	Value, Beginning of Year	Purchases at Cost	Proceeds from Sales	Net Realized Gain/(Loss) on Sales	Change in Unrealized Appreciation/ (Depreciation)	Value, End of Year	Dividend Income	Other Distributions	Shares End of Year
MainStay U.S. Government Liquidity Fund	$ 41,324	$ 3,499,056	$ (3,301,517)	$ —	$ —	$ 238,863	$ 10	$ —	238,863

(G) Capital. As of October 31, 2021, New York Life and its affiliates beneficially held shares of the Fund with the values and percentages of net assets as follows:
SIMPLE Class	$32,408	45.7%
28	MainStay Winslow Large Cap Growth Fund

Note 4-Federal Income Tax
As of October 31, 2021, the cost and unrealized appreciation (depreciation) of the Fund’s investment portfolio, including applicable derivative contracts and other financial instruments, as determined on a federal income tax basis, were as follows:
	Federal Tax Cost	Gross Unrealized Appreciation	Gross Unrealized (Depreciation)	Net Unrealized Appreciation/ (Depreciation)
Investments in Securities	$7,524,735,446	$9,105,266,526	$(32,357,716)	$9,072,908,810
As of October 31, 2021, the components of accumulated gain (loss) on a tax basis were as follows:
Ordinary income	Accumulated Capital and Other Gain (Loss)	Unrealized Appreciation (Depreciation)	Total Accumulated Gain (Loss)
$549,987,364	$2,601,900,081	$9,072,908,810	$12,224,796,255

The difference between book-basis and tax-basis unrealized appreciation (depreciation) is primarily due to to wash sale adjustments.
The following table discloses the current year reclassifications between total distributable earnings (loss) and additional paid-in capital arising from permanent differences; net assets as of October 31, 2021 were not affected.
Total Distributable Earnings (Loss)	Additional Paid-In Capital
$(478,515,253)	$478,515,253
The reclassifications for the Fund are primarily due to equalization.
During the years ended October 31, 2021 and October 31, 2020, the tax character of distributions paid as reflected in the Statements of Changes in Net Assets was as follows:
	2021	2020
Distributions paid from:
Ordinary Income	$ 6,461	$ 37,642,284
Long-Term Capital Gains	718,092,341	1,150,246,652
Total	$718,098,802	$1,187,888,936
Note 5–Custodian
JPMorgan is the custodian of cash and securities held by the Fund. Custodial fees are charged to the Fund based on the Fund's net assets and/or the market value of securities held by the Fund and the number of certain transactions incurred by the Fund.
Prior to November 23, 2020, these services were provided by State Street. The services provided by State Street were a direct expense of the
Fund and are included in the Statement of Operations as Custodian fees which totaled $5,565 for the period November 1, 2020 through November 22, 2020.
Note 6–Line of Credit
The Fund and certain other funds managed by New York Life Investments maintain a line of credit with a syndicate of banks in order to secure a source of funds for temporary purposes to meet unanticipated or excessive redemption requests.
Effective July 27, 2021, under the credit agreement (the “Credit Agreement”), the aggregate commitment amount is $600,000,000 with an additional uncommitted amount of $100,000,000. The commitment fee is an annual rate of 0.15% of the average commitment amount payable quarterly, regardless of usage, to JPMorgan, who serves as the agent to the syndicate. The commitment fee is allocated among the Fund and certain other funds managed by New York Life Investments based upon their respective net assets and other factors. Interest on any revolving credit loan is charged based upon the Federal Funds Rate or the one-month London Interbank Offered Rate (“LIBOR”), whichever is higher. The Credit Agreement expires on July 26, 2022, although the Fund, certain other funds managed by New York Life Investments and the syndicate of banks may renew the Credit Agreement for an additional year on the same or different terms or enter into a credit agreement with a different syndicate of banks. Prior to July 27, 2021, the aggregate commitment amount and the commitment fee were the same as those under the current Credit Agreement. During the year ended October 31, 2021, there were no borrowings made or outstanding with respect to the Fund under the Credit Agreement.
Note 7–Interfund Lending Program
Pursuant to an exemptive order issued by the SEC, the Fund, along with certain other funds managed by New York Life Investments, may participate in an interfund lending program. The interfund lending program provides an alternative credit facility that permits the Fund and certain other funds managed by New York Life Investments to lend or borrow money for temporary purposes directly to or from one another, subject to the conditions of the exemptive order. During the year ended October 31, 2021, there were no interfund loans made or outstanding with respect to the Fund.
Note 8–Purchases and Sales of Securities (in 000’s)
During the year ended October 31, 2021, purchases and sales of securities, other than short-term securities, were $10,038,824 and $12,633,432, respectively.
Note 9–Capital Share Transactions
Transactions in capital shares for the years ended October 31, 2021 and October 31, 2020, were as follows:
29

Notes to Financial Statements (continued)
Class A	Shares	Amount
Year ended October 31, 2021:
Shares sold	22,033,022	$ 277,150,403
Shares issued to shareholders in reinvestment of distributions	5,387,054	62,220,376
Shares redeemed	(21,566,819)	(275,933,108)
Net increase (decrease) in shares outstanding before conversion	5,853,257	63,437,671
Shares converted into Class A (See Note 1)	3,416,327	43,736,806
Shares converted from Class A (See Note 1)	(13,324,070)	(192,191,173)
Net increase (decrease)	(4,054,486)	$ (85,016,696)
Year ended October 31, 2020:
Shares sold	32,993,648	$ 322,813,743
Shares issued to shareholders in reinvestment of distributions	10,490,222	92,418,858
Shares redeemed	(31,378,235)	(300,975,018)
Net increase (decrease) in shares outstanding before conversion	12,105,635	114,257,583
Shares converted into Class A (See Note 1)	4,046,114	41,357,685
Shares converted from Class A (See Note 1)	(269,689)	(2,459,106)
Net increase (decrease)	15,882,060	$ 153,156,162

Investor Class	Shares	Amount
Year ended October 31, 2021:
Shares sold	1,128,446	$ 13,734,676
Shares issued to shareholders in reinvestment of distributions	586,179	6,612,105
Shares redeemed	(1,798,752)	(21,424,583)
Net increase (decrease) in shares outstanding before conversion	(84,127)	(1,077,802)
Shares converted into Investor Class (See Note 1)	117,807	1,439,267
Shares converted from Investor Class (See Note 1)	(2,952,718)	(37,155,883)
Net increase (decrease)	(2,919,038)	$ (36,794,418)
Year ended October 31, 2020:
Shares sold	3,060,260	$ 28,957,683
Shares issued to shareholders in reinvestment of distributions	1,389,575	12,005,927
Shares redeemed	(2,341,927)	(22,496,141)
Net increase (decrease) in shares outstanding before conversion	2,107,908	18,467,469
Shares converted into Investor Class (See Note 1)	198,705	1,823,319
Shares converted from Investor Class (See Note 1)	(3,683,197)	(37,084,878)
Net increase (decrease)	(1,376,584)	$ (16,794,090)

Class B	Shares	Amount
Year ended October 31, 2021:
Shares sold	68,840	$ 639,418
Shares issued to shareholders in reinvestment of distributions	175,009	1,496,329
Shares redeemed	(361,090)	(3,390,436)
Net increase (decrease) in shares outstanding before conversion	(117,241)	(1,254,689)
Shares converted from Class B (See Note 1)	(420,928)	(3,906,383)
Net increase (decrease)	(538,169)	$ (5,161,072)
Year ended October 31, 2020:
Shares sold	222,509	$ 1,622,326
Shares issued to shareholders in reinvestment of distributions	419,160	2,812,565
Shares redeemed	(543,653)	(3,974,624)
Net increase (decrease) in shares outstanding before conversion	98,016	460,267
Shares converted from Class B (See Note 1)	(470,044)	(3,397,144)
Net increase (decrease)	(372,028)	$ (2,936,877)

Class C	Shares	Amount
Year ended October 31, 2021:
Shares sold	1,104,348	$ 10,258,434
Shares issued to shareholders in reinvestment of distributions	768,446	6,554,845
Shares redeemed	(4,655,683)	(42,505,085)
Net increase (decrease) in shares outstanding before conversion	(2,782,889)	(25,691,806)
Shares converted from Class C (See Note 1)	(425,646)	(3,803,804)
Net increase (decrease)	(3,208,535)	$ (29,495,610)
Year ended October 31, 2020:
Shares sold	3,316,185	$ 23,558,218
Shares issued to shareholders in reinvestment of distributions	1,763,435	11,797,381
Shares redeemed	(10,845,199)	(82,589,582)
Net increase (decrease) in shares outstanding before conversion	(5,765,579)	(47,233,983)
Shares converted from Class C (See Note 1)	(273,731)	(2,045,824)
Net increase (decrease)	(6,039,310)	$ (49,279,807)

30	MainStay Winslow Large Cap Growth Fund

Class I	Shares	Amount
Year ended October 31, 2021:
Shares sold	75,666,444	$ 1,069,786,583
Shares issued to shareholders in reinvestment of distributions	24,932,557	320,632,678
Shares redeemed	(162,239,448)	(2,363,597,119)
Net increase (decrease) in shares outstanding before conversion	(61,640,447)	(973,177,858)
Shares converted into Class I (See Note 1)	11,934,333	192,159,317
Net increase (decrease)	(49,706,114)	$ (781,018,541)
Year ended October 31, 2020:
Shares sold	119,737,170	$ 1,266,637,622
Shares issued to shareholders in reinvestment of distributions	56,071,825	546,139,579
Shares redeemed	(199,076,962)	(2,136,259,259)
Net increase (decrease) in shares outstanding before conversion	(23,267,967)	(323,482,058)
Shares converted into Class I (See Note 1)	196,676	1,988,212
Shares converted from Class I (See Note 1)	(696,227)	(8,127,755)
Net increase (decrease)	(23,767,518)	$ (329,621,601)

Class R1	Shares	Amount
Year ended October 31, 2021:
Shares sold	11,175,211	$ 154,183,022
Shares issued to shareholders in reinvestment of distributions	4,004,675	49,617,929
Shares redeemed	(17,022,741)	(234,903,685)
Net increase (decrease) in shares outstanding before conversion	(1,842,855)	(31,102,734)
Shares converted from Class R1 (See Note 1)	(7,903)	(117,121)
Net increase (decrease)	(1,850,758)	$ (31,219,855)
Year ended October 31, 2020:
Shares sold	16,027,615	$ 165,681,100
Shares issued to shareholders in reinvestment of distributions	10,052,287	94,592,017
Shares redeemed	(39,307,312)	(405,516,655)
Net increase (decrease)	(13,227,410)	$ (145,243,538)

Class R2	Shares	Amount
Year ended October 31, 2021:
Shares sold	2,449,422	$ 30,606,721
Shares issued to shareholders in reinvestment of distributions	534,450	6,119,453
Shares redeemed	(4,703,242)	(59,789,772)
Net increase (decrease)	(1,719,370)	$ (23,063,598)
Year ended October 31, 2020:
Shares sold	3,470,793	$ 33,305,555
Shares issued to shareholders in reinvestment of distributions	1,377,180	12,050,323
Shares redeemed	(7,490,386)	(72,813,229)
Net increase (decrease)	(2,642,413)	$ (27,457,351)

Class R3	Shares	Amount
Year ended October 31, 2021:
Shares sold	750,705	$ 8,643,290
Shares issued to shareholders in reinvestment of distributions	317,889	3,356,909
Shares redeemed	(1,971,759)	(22,966,019)
Net increase (decrease) in shares outstanding before conversion	(903,165)	(10,965,820)
Shares converted from Class R3 (See Note 1)	(13,150)	(161,745)
Net increase (decrease)	(916,315)	$ (11,127,565)
Year ended October 31, 2020:
Shares sold	1,075,483	$ 9,564,113
Shares issued to shareholders in reinvestment of distributions	761,865	6,193,959
Shares redeemed	(2,690,447)	(24,467,750)
Net increase (decrease) in shares outstanding before conversion	(853,099)	(8,709,678)
Shares converted from Class R3 (See Note 1)	(2,332)	(25,933)
Net increase (decrease)	(855,431)	$ (8,735,611)

31

Notes to Financial Statements (continued)
Class R6	Shares	Amount
Year ended October 31, 2021:
Shares sold	52,726,279	$ 759,200,686
Shares issued to shareholders in reinvestment of distributions	15,650,584	203,301,080
Shares redeemed	(105,667,940)	(1,542,745,590)
Net increase (decrease)	(37,291,077)	$ (580,243,824)
Year ended October 31, 2020:
Shares sold	76,258,553	$ 829,232,918
Shares issued to shareholders in reinvestment of distributions	31,764,719	312,247,192
Shares redeemed	(85,028,835)	(926,331,029)
Net increase (decrease) in shares outstanding before conversion	22,994,437	215,149,081
Shares converted into Class R6 (See Note 1)	689,835	8,127,756
Shares converted from Class R6 (See Note 1)	(12,916)	(156,332)
Net increase (decrease)	23,671,356	$ 223,120,505

SIMPLE Class	Shares	Amount
Year ended October 31, 2021:
Shares sold	3,503	$ 42,509
Shares issued to shareholders in reinvestment of distributions	121	1,359
Shares redeemed	(916)	(10,719)
Net increase (decrease) in shares outstanding before conversion	2,708	33,149
Shares converted into SIMPLE Class (See Note 1)	63	719
Net increase (decrease)	2,771	$ 33,868
Period ended October 31, 2020:(a)
Shares sold	2,111	$ 25,000
Net increase (decrease)	2,111	$ 25,000

(a)	The inception date of the class was August 31, 2020.
Note 10–Other Matters
An outbreak of COVID-19, first detected in December 2019, has developed into a global pandemic and has resulted in travel restrictions, closure of international borders, certain businesses and securities markets, restrictions on securities trading activities, prolonged quarantines, supply chain disruptions, and lower consumer demand, as well as general concern and uncertainty. The continued impact of COVID-19 and related new variants is uncertain and could further adversely affect the global economy, national economies, individual issuers and capital markets in unforeseeable ways and result in a substantial and extended economic downturn. Developments that disrupt global economies and financial markets, such as COVID-19, may magnify factors that affect the Fund's performance.
Note 11–Subsequent Events
In connection with the preparation of the financial statements of the Fund as of and for the year ended October 31, 2021, events and transactions subsequent to October 31, 2021, through the date the financial statements were issued have been evaluated by the Manager for possible adjustment and/or disclosure. No subsequent events requiring financial statement adjustment or disclosure have been identified.

32	MainStay Winslow Large Cap Growth Fund

Report of Independent Registered Public Accounting Firm
To the Shareholders of the Fund and Board of Trustees
The MainStay Funds:
Opinion on the Financial Statements
We have audited the accompanying statement of assets and liabilities of MainStay Winslow Large Cap Growth Fund (the Fund), one of the funds constituting The MainStay Funds, including the portfolio of investments, as of October 31, 2021, the related statement of operations for the year then ended, the statements of changes in net assets for each of the years in the two-year period then ended, and the related notes (collectively, the financial statements) and the financial highlights for each of the years or periods in the five-year period then ended. In our opinion, the financial statements and financial highlights present fairly, in all material respects, the financial position of the Fund as of October 31, 2021, the results of its operations for the year then ended, the changes in its net assets for each of the years in the two-year period then ended, and the financial highlights for each of the years or periods in the five-year period then ended, in conformity with U.S. generally accepted accounting principles.
Basis for Opinion
These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.
We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement, whether due to error or fraud. Our audits included performing procedures to assess the risks of material misstatement of the financial statements and financial highlights, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements and financial highlights. Such procedures also included confirmation of securities owned as of October 31, 2021, by correspondence with custodians, the transfer agent, and brokers or by other appropriate auditing procedures when replies from brokers were not received. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements and financial highlights. We believe that our audits provide a reasonable basis for our opinion.
We have served as the auditor of one or more New York Life Investment Management investment companies since 2003.
Philadelphia, Pennsylvania
December 24, 2021
33

Federal Income Tax
Information   (Unaudited)
The Fund is required under the Internal Revenue Code to advise shareholders in a written statement as to the federal tax status of dividends paid by the Fund during such fiscal years. Accordingly, the Fund paid $718,092,341 as long term capital gain distributions.
For the fiscal year ended October 31, 2021, the Fund designated approximately $721 under the Internal Revenue Code as qualified dividend income eligible for reduced tax rates.
The dividends paid by the Fund during the fiscal year ended October 31, 2021 should be multiplied by 9.50% to arrive at the amount eligible for the corporate dividend-received deduction.
In February 2022, shareholders will receive an IRS Form 1099-DIV or substitute Form 1099, which will show the federal tax status of the distributions received by shareholders in calendar year 2021. The amounts that will be reported on such 1099-DIV or substitute Form 1099 will be the amounts you are to use on your federal income tax return and will differ from the amounts which we must report for the Fund's fiscal year ended October 31, 2021.
Proxy Voting Record
The Fund is required to file with the SEC its proxy voting records for the 12-month period ending June 30 on Form N-PX. The most recent Form N-PX or proxy voting record is available free of charge upon request by calling 800-624-6782; visiting the MainStay Funds’ website at newyorklifeinvestments.com; or visiting the SEC’s website at www.sec.gov.
Shareholder Reports and Quarterly Portfolio Disclosure
The Fund is required to file its complete schedule of portfolio holdings with the SEC 60 days after its first and third fiscal quarter on Form N-PORT. The Fund's holdings report is available free of charge upon request by calling New York Life Investments at 800-624-6782.
34	MainStay Winslow Large Cap Growth Fund

Board of Trustees and Officers (Unaudited)
The Trustees and officers of the Fund are listed below. The Board oversees the MainStay Group of Funds (which consists of MainStay Funds and MainStay Funds Trust), MainStay VP Funds Trust, MainStay MacKay DefinedTerm Municipal Opportunities Fund, MainStay CBRE Global Infrastructure Megatrends Fund, the Manager and the Subadvisors, and elects the officers of the Funds who are responsible for the day-to-day operations of the Fund. Information pertaining to the Trustees and officers is set forth below. Each Trustee serves until his or her successor is elected and qualified or until his or her resignation, death or removal. Under the Board’s retirement policy, unless an exception is made, a Trustee must tender his or her resignation by the end of the calendar year during which he or she reaches the age of 75. Mr. Nolan reached the age of 75 during the calendar year 2021. Accordingly, Mr. Nolan is expected to serve until the end of calendar year 2021, at which time he intends to retire. Additionally, Ms. Hammond was appointed as a Trustee of the Fund effective as of Mr. Nolan's retirement. Officers are elected annually by the Board. The business address of each Trustee and officer listed below is 51 Madison Avenue, New York, New York 10010. A majority of the Trustees are not “interested persons” (as defined by the 1940 Act and rules adopted by the SEC thereunder) of the Fund (“Independent Trustees”).
Name and Year of Birth	Term of Office, Position(s) Held and Length of Service	Principal Occupation(s) During Past Five Years	Number of Portfolios in Fund Complex Overseen by Trustee	Other Directorships Held by Trustee

Yie-Hsin Hung* 1962	MainStay Funds: Trustee since 2017; MainStay Funds Trust: Trustee since 2017	Senior Vice President of New York Life since joining in 2010, Member of the Executive Management Committee since 2017, Chief Executive Officer, New York Life Investment Management Holdings LLC & New York Life Investment Management LLC since 2015. Senior Managing Director and Co-President of New York Life Investment Management LLC from January 2014 to May 2015. Previously held positions of increasing responsibility, including head of NYLIM International, Alternative Growth Businesses, and Institutional investments since joining New York Life in 2010	78	MainStay VP Funds Trust:
Trustee since 2017 (31 portfolios);
MainStay MacKay DefinedTerm Municipal Opportunities Fund: Trustee
since 2017; and
MainStay CBRE Global Infrastructure Megatrends Fund: Trustee
since June 2021
*	This Trustee is considered to be an “interested person” of the MainStay Group of Funds, MainStay VP Funds Trust and MainStay MacKay DefinedTerm Municipal Opportunities Fund, within the meaning of the 1940 Act because of her affiliation with New York Life Insurance Company, New York Life Investment Management LLC, Candriam Belgium S.A., Candriam Luxembourg S.C.A., IndexIQ Advisors LLC, MacKay Shields LLC, NYL Investors LLC, NYLIFE Securities LLC and/or NYLIFE Distributors LLC, as described in detail above in the column entitled “Principal Occupation(s) During Past Five Years.”

Interested Trustee
35

Board of Trustees and Officers (Unaudited) (continued)
Name and Year of Birth	Term of Office, Position(s) Held and Length of Service	Principal Occupation(s) During Past Five Years	Number of Portfolios in Fund Complex Overseen by Trustee	Other Directorships Held by Trustee

David H. Chow 1957	MainStay Funds: Trustee since 2016, Advisory Board Member (June 2015 to December 2015); MainStay Funds Trust: Trustee since 2016, Advisory Board Member (June 2015 to December 2015)	Founder and CEO, DanCourt Management, LLC since 1999	78	MainStay VP Funds Trust: Trustee since 2016, Advisory Board Member (June 2015 to December 2015) (31 portfolios);
MainStay MacKay DefinedTerm Municipal Opportunities Fund: Trustee since 2016, Advisory Board Member (June 2015 to December 2015);
				MainStay CBRE Global Infrastructure Megatrends Fund: Trustee since June 2021; Market Vectors Group of Exchange-Traded Funds: Independent Chairman of the Board of Trustees since 2008 and Trustee since 2006 (56 portfolios); and Berea College of Kentucky: Trustee since 2009, Chair of the Investment Committee since 2018
Susan B. Kerley 1951	MainStay Funds: Chairman since 2017 and Trustee since 2007; MainStay Funds Trust: Chairman since 2017 and Trustee since 1990**	President, Strategic Management Advisors LLC since 1990	78	MainStay VP Funds Trust: Chairman since January 2017 and Trustee since 2007 (31 portfolios)***;
MainStay MacKay DefinedTerm Municipal Opportunities Fund: Chairman since 2017 and Trustee since 2011;
				MainStay CBRE Global Infrastructure Megatrends Fund: Trustee since June 2021; and Legg Mason Partners Funds: Trustee since 1991 (45 portfolios)
Alan R. Latshaw 1951	MainStay Funds: Trustee; MainStay Funds Trust: Trustee since 2007**	Retired; Partner, Ernst & Young LLP (2002 to 2003); Partner, Arthur Andersen LLP (1989 to 2002); Consultant to the MainStay Funds Audit and Compliance Committee (2004 to 2006)	78	MainStay VP Funds Trust: Trustee since 2007 (31 portfolios)***;
MainStay MacKay DefinedTerm Municipal Opportunities Fund: Trustee since 2011; and
				MainStay CBRE Global Infrastructure Megatrends Fund: Trustee since June 2021
Richard H. Nolan, Jr. 1946	MainStay Funds: Trustee since 2007; MainStay Funds Trust: Trustee since 2007**	Managing Director, ICC Capital Management since 2004; President—Shields/Alliance, Alliance Capital Management (1994 to 2004)	78	MainStay VP Funds Trust: Trustee since 2006 (31 portfolios)***; and MainStay MacKay DefinedTerm Municipal Opportunities Fund: Trustee since 2011
Jacques P. Perold 1958	MainStay Funds: Trustee since 2016, Advisory Board Member (June 2015 to December 2015); MainStay Funds Trust: Trustee since 2016, Advisory Board Member (June 2015 to December 2015)	Founder and Chief Executive Officer, Capshift Advisors LLC (Since 2018); President, Fidelity Management & Research Company (2009 to 2014); President and Chief Investment Officer, Geode Capital Management, LLC (2001 to 2009)	78	MainStay VP Funds Trust: Trustee since 2016, Advisory Board Member (June 2015 to December 2015) (31 portfolios);
MainStay MacKay DefinedTerm Municipal Opportunities Fund: Trustee since 2016, Advisory Board Member (June 2015 to December 2015);
MainStay CBRE Global Infrastructure Megatrends Fund: Trustee since June 2021; Partners in Health: Trustee since 2019; Allstate Corporation: Director since 2015;
				and MSCI, Inc.: Director since 2017
Independent Trustees
36	MainStay Winslow Large Cap Growth Fund

Name and Year of Birth	Term of Office, Position(s) Held and Length of Service	Principal Occupation(s) During Past Five Years	Number of Portfolios in Fund Complex Overseen by Trustee	Other Directorships Held by Trustee

Richard S. Trutanic 1952	MainStay Funds: Trustee since 1994; MainStay Funds Trust: Trustee since 2007**	Chairman and Chief Executive Officer, Somerset & Company (financial advisory firm) since 2004; Managing Director, The Carlyle Group (private investment firm) (2002 to 2004); Senior Managing Director, Partner and Board Member, Groupe Arnault S.A. (private investment firm) (1999 to 2002)	78	MainStay VP Funds Trust: Trustee since 2007 (31 portfolios)***;
MainStay MacKay DefinedTerm Municipal Opportunities Fund: Trustee since 2011; and MainStay CBRE Global Infrastructure Megatrends Fund; Trustee since June 2021
**	Includes prior service as a Director/Trustee of certain predecessor entities to MainStay Funds Trust.
***	Includes prior service as a Director of MainStay VP Series Fund, Inc., the predecessor to MainStay VP Funds Trust.

Name and Year of Birth	Term of Office, Position(s) Held and Length of Service	Principal Occupation(s) During Past Five Years	Number of Portfolios in Fund Complex Overseen by Trustee	Other Directorships Held by Trustee

Karen Hammond 1956	MainStay Funds: Advisory Board Member since June 2021; MainStay Funds Trust: Advisory Board Member since June 2021	Retired, Managing Director, Devonshire Investors (2007 to 2013); Senior Vice President, Fidelity Management & Research Co. (2005 to 2007); Senior Vice President and Corporate Treasurer, FMR Corp. (2003 to 2005); Chief Operating Officer, Fidelity Investments Japan (2001 to 2003)	78	MainStay VP Funds Trust: Advisory Board Member since June 2021 (31 portfolios);
MainStay MacKay DefinedTerm Municipal Opportunities Fund: Advisory Board Member since June 2021;
MainStay CBRE Global Infrastructure Megatrends Fund: Advisory Board Member since June 2021;
Two Harbors Investment Corp: Trustee since 2018, Chair of the Special Committee since 2019; Rhode Island School of Design: Trustee and Chair of the Finance Committee since 2015
Advisory Board Member	Independent Trustees
37

Board of Trustees and Officers (Unaudited) (continued)
Name and Year of Birth	Position(s) Held and Length of Service	Principal Occupation(s) During Past Five Years

Kirk C. Lehneis 1974	President, MainStay Funds, MainStay Funds Trust since 2017	Chief Operating Officer and Senior Managing Director since 2016, New York Life Investment Management LLC; Chairman of the Board since 2017, NYLIFE Distributors LLC; Chairman of the Board, NYLIM Service Company LLC since 2017; Trustee, President and Principal Executive Officer of IndexIQ Trust, IndexIQ ETF Trust and IndexIQ Active ETF Trust since January 2018; President, MainStay MacKay DefinedTerm Municipal Opportunities Fund and MainStay VP Funds Trust since 2017** and MainStay CBRE Global Infrastructure Megatrends Fund since June 2021; Senior Managing Director, Global Product Development (2015 to 2016); Managing Director, Product Development (2010 to 2015), New York Life Investment Management LLC
Jack R. Benintende 1964	Treasurer and Principal Financial and Accounting Officer, MainStay Funds since 2007, MainStay Funds Trust since 2009	Managing Director, New York Life Investment Management LLC since 2007; Treasurer and Principal Financial and Accounting Officer, MainStay MacKay DefinedTerm Municipal Opportunities Fund since 2011, MainStay VP Funds Trust since 2007** and MainStay CBRE Global Infrastructure Megatrends Fund since June 2021; and Assistant Treasurer, New York Life Investment Management Holdings LLC (2008 to 2012)
J. Kevin Gao 1967	Secretary and Chief Legal Officer, MainStay Funds and MainStay Funds Trust since 2010	Managing Director and Associate General Counsel, New York Life Investment Management LLC since 2010; Secretary and Chief Legal Officer, MainStay MacKay DefinedTerm Municipal Opportunities Fund since 2011, MainStay VP Funds Trust since 2010** and MainStay CBRE Global Infrastructure Megatrends Fund since June 2021
Scott T. Harrington 1959	Vice President— Administration, MainStay Funds since 2005, MainStay Funds Trust since 2009	Managing Director, New York Life Investment Management LLC (including predecessor advisory organizations) since 2000; Member of the Board of Directors, New York Life Trust Company since 2009; Vice President—Administration, MainStay MacKay DefinedTerm Municipal Opportunities Fund since 2011, MainStay VP Funds Trust since 2005** and MainStay CBRE Global Infrastructure Megatrends Fund since June 2021
Kevin M. Bopp 1969	Vice President and Chief Compliance Officer, MainStay Funds and MainStay Funds Trust since 2021 and 2014 to 2020	Vice President and Chief Compliance Officer, New York Life Investments Alternatives LLC and New York Life Investment Management Holdings LLC since 2020; Vice President since 2018 and Chief Compliance Officer since 2016, New York Life Investment Management LLC; Vice President and Chief Compliance Officer, IndexIQ Advisors LLC, IndexIQ Holdings Inc., IndexIQ LLC and IndexIQ Trust since 2017; Director and Associate General Counsel (2011 to 2014) and Vice President and Assistant General Counsel (2010 to 2011), New York Life Investment Management LLC;Vice President and Chief Compliance Officer, MainStay VP Funds Trust and MainStay MacKay DefinedTerm Municipal Opportunities Fund since June 2021 and 2014 to 2020 and MainStay CBRE Global Infrastructure Megatrends Fund since June 2021; Assistant Secretary, MainStay Funds, MainStay Funds Trust and MainStay VP Funds Trust (2010 to 2014)**, MainStay MacKay DefinedTerm Municipal Opportunities Fund (2011 to 2014)
*	The officers listed above are considered to be “interested persons” of the MainStay Group of Funds, MainStay VP Funds Trust and MainStay MacKay DefinedTerm Municipal Opportunities Fund within the meaning of the 1940 Act because of their affiliation with the MainStay Group of Funds, New York Life Insurance Company and/or its affiliates, including New York Life Investment Management LLC, NYLIM Service Company LLC, NYLIFE Securities LLC and/or NYLIFE Distributors LLC, as described in detail in the column captioned “Principal Occupation(s) During Past Five Years.” Officers are elected annually by the Board.
**	Includes prior service as an Officer of MainStay VP Series Fund, Inc., the predecessor to MainStay VP Funds Trust.
Officers of the Trust (Who are not Trustees)*
38	MainStay Winslow Large Cap Growth Fund

MainStay Funds
Equity
U.S. Equity
MainStay Epoch U.S. Equity Yield Fund
MainStay MacKay S&P 500 Index Fund
MainStay Winslow Large Cap Growth Fund
MainStay WMC Enduring Capital Fund
MainStay WMC Growth Fund
MainStay WMC Small Companies Fund
MainStay WMC Value Fund
International Equity
MainStay Epoch International Choice Fund
MainStay MacKay International Equity Fund
MainStay WMC International Research Equity Fund
Emerging Markets Equity
MainStay Candriam Emerging Markets Equity Fund
Global Equity
MainStay Epoch Capital Growth Fund
MainStay Epoch Global Equity Yield Fund
Fixed Income
Taxable Income
MainStay Candriam Emerging Markets Debt Fund
MainStay Floating Rate Fund
MainStay MacKay High Yield Corporate Bond Fund
MainStay MacKay Short Duration High Yield Fund
MainStay MacKay Strategic Bond Fund
MainStay MacKay Total Return Bond Fund
MainStay MacKay U.S. Infrastructure Bond Fund
MainStay Short Term Bond Fund
Tax-Exempt Income
MainStay MacKay California Tax Free Opportunities Fund1
MainStay MacKay High Yield Municipal Bond Fund
MainStay MacKay New York Tax Free Opportunities Fund2
MainStay MacKay Short Term Municipal Fund
MainStay MacKay Strategic Municipal Allocation Fund3
MainStay MacKay Tax Free Bond Fund
Money Market
MainStay Money Market Fund
Mixed Asset
MainStay Balanced Fund
MainStay Income Builder Fund
MainStay MacKay Convertible Fund
Speciality
MainStay CBRE Global Infrastructure Fund
MainStay CBRE Real Estate Fund
MainStay Cushing MLP Premier Fund
Asset Allocation
MainStay Conservative Allocation Fund
MainStay Conservative ETF Allocation Fund
MainStay Defensive ETF Allocation Fund
MainStay Equity Allocation Fund
MainStay Equity ETF Allocation Fund
MainStay ESG Multi-Asset Allocation Fund
MainStay Growth Allocation Fund
MainStay Growth ETF Allocation Fund
MainStay Moderate Allocation Fund
MainStay Moderate ETF Allocation Fund

Manager
New York Life Investment Management LLC
New York, New York
Subadvisors
Candriam Belgium S.A.4
Brussels, Belgium
Candriam Luxembourg S.C.A.4
Strassen, Luxembourg
CBRE Investment Management Listed Real Assets LLC
Radnor, Pennsylvania
Cushing Asset Management, LP
Dallas, Texas
Epoch Investment Partners, Inc.
New York, New York
MacKay Shields LLC4
New York, New York
NYL Investors LLC4
New York, New York
Wellington Management Company LLP
Boston, Massachusetts
Winslow Capital Management, LLC
Minneapolis, Minnesota
Legal Counsel
Dechert LLP
Washington, District of Columbia
Independent Registered Public Accounting Firm
KPMG LLP
Philadelphia, Pennsylvania
Distributor
NYLIFE Distributors LLC4
Jersey City, New Jersey
Custodian
JPMorgan Chase Bank, N.A.
New York, New York

  1.
This Fund is registered for sale in AZ, CA, NV, OR, TX, UT, WA and MI (Class A and I shares only), and CO, FL, GA, HI, ID, MA, MD, NH, NJ and NY (Class I shares only).
2.	This Fund is registered for sale in CA, CT, DE, FL, MA, NJ, NY and VT.
3.	Prior to November 30, 2021, the Fund's name was formerly MainStay MacKay Intermediate Tax Free Bond Fund.
4.	An affiliate of New York Life Investment Management LLC.
Not part of the Annual Report

For more information
800-624-6782
newyorklifeinvestments.com
“New York Life Investments” is both a service mark, and the common trade name, of certain investment advisors affiliated with New York Life Insurance Company. The MainStay Funds® are managed by New York Life Investment Management LLC and distributed by NYLIFE Distributors LLC, 30 Hudson Street, Jersey City, NJ 07302, a wholly owned subsidiary of New York Life Insurance Company. NYLIFE Distributors LLC is a Member FINRA/SIPC.
©2021 NYLIFE Distributors LLC. All rights reserved.
1715995MS180-21	MSLG11-12/21
(NYLIM) NL221

MainStay WMC Enduring Capital Fund
(formerly known as MainStay MacKay Common Stock Fund)

Message from the President and Annual Report
October 31, 2021
Sign up for e-delivery of your shareholder reports. For full details on e-delivery, including who can participate and what you can receive via e-delivery, please log in to newyorklifeinvestments.com/accounts.
Not FDIC/NCUA Insured	Not a Deposit	May Lose Value	No Bank Guarantee	Not Insured by Any Government Agency

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Message from the President
An improved economic outlook provided support to both the equity and fixed-income markets during the 12-month reporting period ended October 31, 2021, but several factors agitated the markets at times, including inflation concerns, uncertainty about the Federal Reserve’s (“Fed”) policy, the re-emergence of COVID-19, and political standoffs in Washington. While stock markets posted solid gains, bonds finished down somewhat, due largely to a sell-off in U.S. Treasury issues early in the year.
The reporting period began with a dramatic shift in the market environment when the discovery of two COVID-19 vaccine candidates was announced. The $900 billion relief package passed in December also added to investor confidence. On the other hand, late in 2021, government inaction added to market uncertainty as Congress came to a stalemate over the debt ceiling and a $3.5 trillion reconciliation package.
As the reporting period progressed investors became increasingly focused on inflation, and a variety of developments fueled these concerns. Early in 2021, the Fed opted to leave interest rates unchanged, pointing to the low inflation rate. But, mindful of the Fed’s new, more lenient approach to pricing pressures—announced late in 2020—and of sizable fiscal spending enacted in response to the pandemic, investors grew concerned, which led to a sell-off in longer-dated Treasury issues in February and March.
Energy prices continued to rebound from a low point at the height of the pandemic in 2020, and shortages in various sectors, including semiconductors and construction supplies, resulted in rising prices. An anticipated $1+ trillion infrastructure spending bill added to inflation concerns. The Consumer Price Index, a measure of pricing pressures across the economy, ticked up in March, exceeded a 4% annualized rate in April, and remained above 5% through September.
In September, the Fed increased its forecast for inflation in 2021 from 3.4% to 4.2% and its forecast for 2022 from 2.1% to 2.2%. After the reporting period, Fed officials announced that a reduction in the Fed's bond purchasing program would begin in November 2021.
In fixed-income markets, these concerns and the sell-off in issues of longer-term Treasury bonds weighed on investment grade corporate bonds. Early in the reporting period, they performed well as the economic outlook improved, but pricing pressures and uncertainty about when the Fed would reduce its bond-purchasing program took a toll. High-yield bonds fared better, supported by more attractive yields and the improved outlook for economic growth.
In the municipal market, healthy fundamentals, $350 billion in financial support from the federal government, and the prospect of an increase in federal income tax rates on corporations and higher-earning households provided some support. But intermittent fears about the effect of the Delta variant of COVID-19, inflation concerns, and an anticipated rise in Treasury yields weighed on the market at times.
In equities, turmoil in the Treasury market led to a shift early in the reporting period. The rise of yields on longer Treasury issues disrupted the momentum of growth stocks as investors sought to capture the impact of improving economic growth by moving into more cyclical and value-oriented shares. But growth stocks rebounded later as concerns about the pace of the economic recovery arose with the emergence of the Delta variant. Although value stocks outperformed growth stocks in the first half of the reporting period, by the end of the reporting period, their returns were approximately even.
The performance of individual sectors within the S&P 500® Index, a widely regarded benchmark of market performance, varied widely, with inflation and interest-rate sensitive sectors leading. The energy sector more than doubled during the reporting period, followed by the financial sector, while the utilities and consumer staples sectors lagged. Foreign developed markets posted strong returns but underperformed the U.S. market somewhat. Emerging markets gained as well, but a lagging economic and pandemic recovery continued to hinder performance.
In light of higher inflation and rising interest rates, we at New York Life Investments are focused on providing investors with the products and insights they may need to meet the challenge of a changing market environment.
The following annual report contains more detailed information about the specific markets, securities and decisions that affected your MainStay Fund during the 12 months ended October 31, 2021.
Sincerely,
Kirk C. Lehneis
President

The opinions expressed are as of the date of this report and are subject to change. There is no guarantee that any forecast made will come to pass. This material does not constitute investment advice and is not intended as an endorsement of any specific investment. Past performance is no guarantee of future results.
Not part of the Annual Report

Investors should refer to the Fund’s Summary Prospectus and/or Prospectus and consider the Fund’s investment objectives, strategies, risks, charges and expenses carefully before investing. The Summary Prospectus and/or Prospectus contain this and other information about the Fund. You may obtain copies of the Fund’s Summary Prospectus, Prospectus and Statement of Additional Information free of charge, upon request, by calling toll-free 800-624-6782, by writing to NYLIFE Distributors LLC, Attn: MainStay Marketing Department, 30 Hudson Street, Jersey City, NJ 07302 or by sending an e-mail to MainStayShareholderServices@nylim.com. These documents are also available via the MainStay Funds’ website at newyorklifeinvestments.com. Please read the Fund’s Summary Prospectus and/or Prospectus carefully before investing.

Investment and Performance Comparison (Unaudited)
Performance data quoted represents past performance. Past performance is no guarantee of future results. Because of market volatility and other factors, current performance may be lower or higher than the figures shown. Investment return and principal value will fluctuate, and as a result, when shares are redeemed, they may be worth more or less than their original cost. The graph below depicts the historical performance of Class I shares of the Fund. Performance will vary from class to class based on differences in class-specific expenses and sales charges. For performance information current to the most recent month-end, please call 800-624-6782 or visit newyorklifeinvestments.com.
The performance table and graph do not reflect the deduction of taxes that a shareholder would pay on distributions or Fund share redemptions. Total returns reflect maximum applicable sales charges as indicated in the table below, if any, changes in share price, and reinvestment of dividend and capital gain distributions. The graph assumes the initial investment amount shown below and reflects the deduction of all sales charges that would have applied for the period of investment. Performance figures may reflect certain fee waivers and/or expense limitations, without which total returns may have been lower. For more information on share classes and current fee waivers and/or expense limitations (if any), please refer to the Notes to Financial Statements.
Average Annual Total Returns for the Year-Ended October 31, 2021
Class	Sales Charge		Inception Date[1]	One Year	Five Years	Ten Years or Since Inception	Gross Expense Ratio[2]
Class A Shares	Maximum 5.5% Initial Sales Charge	With sales charges	6/1/1998	40.37%	16.52%	14.91%	0.95%
		Excluding sales charges		48.53	17.85	15.56	0.95
Investor Class Shares[3]	Maximum 5% Initial Sales Charge	With sales charges	2/28/2008	40.81	16.21	14.57	1.15
		Excluding sales charges		48.22	17.53	15.22	1.15
Class B Shares[4]	Maximum 5% CDSC	With sales charges	6/1/1998	42.08	16.44	14.36	1.90
	if Redeemed Within the First Six Years of Purchase	Excluding sales charges		47.08	16.66	14.36	1.90
Class C Shares	Maximum 1% CDSC	With sales charges	9/1/1998	46.07	16.65	14.36	1.90
	if Redeemed Within One Year of Purchase	Excluding sales charges		47.07	16.65	14.36	1.90
Class I Shares	No Sales Charge		12/28/2004	48.97	18.15	15.85	0.70
Class R3 Shares	No Sales Charge		2/29/2016	48.07	17.43	16.77	1.30
Class R6 Shares	No Sales Charge		4/26/2021	N/A	N/A	11.88	0.64

1.	Effective March 5, 2021, the Fund replaced its subadvisor and modified its principal investment strategies. The past performance in the graph and table prior to that date reflects the Fund's prior subadvisor and principal investment strategies.
2.	The gross expense ratios presented reflect the Fund’s “Total Annual Fund Operating Expenses” from the most recent Prospectus, as supplemented, and may differ from other expense ratios disclosed in this report.
3.	Prior to June 30, 2020, the maximum initial sales charge was 5.5%, which is reflected in the average annual total return figures shown.
4.	Class B shares are closed to all new purchases as well as additional investments by existing Class B shareholders.
The footnotes on the next page are an integral part of the table and graph and should be carefully read in conjunction with them.
5

Benchmark Performance*	One Year	Five Years	Ten Years
S&P 500® Index[1]	42.91%	18.93%	16.22%
Russell 3000® Index[2]	43.90	18.91	16.10
Morningstar Large Blend Category Average[3]	40.38	16.60	13.92

1.	The S&P 500® Index is the Fund's primary benchmark. S&P 500® is a trademark of The McGraw-Hill Companies, Inc. The S&P 500® Index is widely regarded as the standard index for measuring large-cap U.S. stock market performance. Results assume reinvestment of all dividends and capital gains. An investment cannot be made directly in an index.
2.	The Russell 3000® Index is the Fund's secondary benchmark. The Russell 3000® Index measures the performance of the largest 3,000 U.S. companies representing approximately 98% of the investable U.S. equity market. Results assume reinvestment of all dividends and capital gains. An investment cannot be made directly in an index.
3.	The Morningstar Large Blend Category Average is representative of funds that represent the overall U.S. stock market in size, growth rates and price. Stocks in the top 70% of the capitalization of the U.S. equity market are defined as large cap. The blend style is assigned to portfolios where neither growth nor value characteristics predominate. These portfolios tend to invest across the spectrum of U.S. industries, and owing to their broad exposure, the portfolios' returns are often similar to those of the S&P 500® Index. Results are based on average total returns of similar funds with all dividends and capital gain distributions reinvested.
*	Returns for indices reflect no deductions for fees, expenses or taxes, except for foreign withholding taxes where applicable.
The footnotes on the preceding page are an integral part of the table and graph and should be carefully read in conjunction with them.
6	MainStay WMC Enduring Capital Fund

Cost in Dollars of a $1,000 Investment in MainStay WMC Enduring Capital Fund (Unaudited)
The example below is intended to describe the fees and expenses borne by shareholders during the six-month period from May 1, 2021 to October 31, 2021, and the impact of those costs on your investment.
Example
As a shareholder of the Fund you incur two types of costs: (1) transaction costs, including exchange fees and sales charges (loads) on purchases (as applicable), and (2) ongoing costs, including management fees, distribution and/or service (12b-1) fees, and other Fund expenses (as applicable). This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds. The example is based on an investment of $1,000 made at the beginning of the six-month period and held for the entire period from May 1, 2021 to October 31, 2021.
This example illustrates your Fund’s ongoing costs in two ways:
Actual Expenses
The second and third data columns in the table below provide information about actual account values and actual expenses. You may use the information in these columns, together with the amount you invested, to estimate the expenses that you paid during the six months ended October 31, 2021. Simply divide your account value by $1,000 (for example, an
$8,600 account value divided by $1,000 = 8.6), then multiply the result by the number under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.
Hypothetical Example for Comparison Purposes
The fourth and fifth data columns in the table below provide information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balances or expenses you paid for the six-month period shown. You may use this information to compare the ongoing costs of investing in the Fund with the ongoing costs of investing in other mutual funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other mutual funds.
Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as exchange fees or sales charges (loads). Therefore, the fourth and fifth data columns of the table are useful in comparing ongoing costs only and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.
Share Class	Beginning Account Value 5/1/21	Ending Account Value (Based on Actual Returns and Expenses) 10/31/21	Expenses Paid During Period[1]	Ending Account Value (Based on Hypothetical 5% Annualized Return and Actual Expenses) 10/31/21	Expenses Paid During Period[1]	Net Expense Ratio During Period[2]
Class A Shares	$1,000.00	$1,117.70	$4.75	$1,020.72	$4.53	0.89%
Investor Class Shares	$1,000.00	$1,116.40	$5.97	$1,019.56	$5.70	1.12%
Class B Shares	$1,000.00	$1,112.40	$9.96	$1,015.78	$9.50	1.87%
Class C Shares	$1,000.00	$1,112.10	$9.96	$1,015.78	$9.50	1.87%
Class I Shares	$1,000.00	$1,119.20	$3.37	$1,022.03	$3.21	0.63%
Class R3 Shares	$1,000.00	$1,115.80	$6.61	$1,018.95	$6.31	1.24%
Class R6 Shares	$1,000.00	$1,119.20	$3.15	$1,022.23	$3.01	0.59%

1.	Expenses are equal to the Fund’s annualized expense ratio of each class multiplied by the average account value over the period, divided by 365 and multiplied by 184 (to reflect the six-month period). The table above represents the actual expenses incurred during the six-month period. In addition to the fees and expenses which the Fund bears directly, it also indirectly bears a pro rata share of the fees and expenses of the underlying funds in which it invests. Such indirect expenses are not included in the above-reported expense figures.
2.	Expenses are equal to the Fund's annualized expense ratio to reflect the six-month period.
7

Industry Composition as of October 31, 2021 (Unaudited)
Machinery	11.3%
Commercial Services & Supplies	10.9
Road & Rail	7.6
Capital Markets	7.1
Chemicals	7.0
Equity Real Estate Investment Trusts	6.8
Insurance	6.2
Banks	6.2
Food & Staples Retailing	4.2
Health Care Equipment & Supplies	3.8
Software	3.7
Health Care Providers & Services	3.6
Air Freight & Logistics	3.3%
Electric Utilities	3.3
Diversified Financial Services	3.2
Household Durables	3.1
Containers & Packaging	2.9
Media	2.9
Trading Companies & Distributors	2.7
Short–Term Investment	0.3
Other Assets, Less Liabilities	–0.1
100.0%
See Portfolio of Investments beginning on page 11 for specific holdings within these categories. The Fund's holdings are subject to change.

Top Ten Holdings and/or Issuers Held as of October 31, 2021 (excluding short-term investments) (Unaudited)
1.	Costco Wholesale Corp.
2.	Old Dominion Freight Line, Inc.
3.	Danaher Corp.
4.	Constellation Software, Inc.
5.	Waste Connections, Inc.
6.	Sherwin-Williams Co. (The)
7.	Copart, Inc.
8.	Canadian National Railway Co.
9.	Brookfield Asset Management, Inc., Class A
10.	UnitedHealth Group, Inc.

8	MainStay WMC Enduring Capital Fund

Portfolio Management Discussion and Analysis (Unaudited)
Questions answered by Migene Kim, CFA, and Mona Patni of MacKay Shields LLC (“MacKay Shields”), the Fund’s former Subadvisor, and portfolio manager Mark A. Whitaker of Wellington Management Company LLP (“Wellington”), the Fund’s current Subadvisor.
How did MainStay WMC Enduring Capital Fund perform relative to its benchmarks and peer group during the 12 months ended October 31, 2021?
For the 12 months ended October 31, 2021, Class I shares of MainStay WMC Enduring Capital Fund returned 48.97%, outperforming the 42.91% return of the Fund’s primary benchmark, the S&P 500® Index, and the 43.90% return of the Fund’s secondary benchmark, the Russell 3000® Index. Over the same period, Class I shares also outperformed the 40.38% return of the Morningstar Large Blend Category Average.1
Were there any changes to the Fund during the reporting period?
At meetings held on January 21, January 25, and February 3, 2021, the Board of Trustees of The MainStay Funds considered and approved, among other related proposals: (i) appointing Wellington Management Company LLP as the Fund’s subadvisor, and the related subadvisory agreement; (ii) changing the Fund’s name and removing its non-fundamental “names rule” investment policy; and (iii) modifying the Fund’s principal investment strategies and investment process. These changes were effective on March 5, 2021.
In the process of implementing the new principal investment strategies and investment process, the Fund experienced a high level of portfolio turnover. Also, during this transition period, the Fund may not have been pursuing its investment objective or may not have been managed consistent with its investment strategies as stated in the Prospectus. This may have impacted the Fund’s performance.
What factors affected the Fund’s relative performance during the reporting period?
MacKay Shields
During the time MacKay Shields managed the Fund, the Fund’s performance relative to the S&P 500® Index benefited from strong stock selection, most notably within information technology and financials stocks. In terms of stock-selection model efficacy, the combination of signals used by the quantitative stock selection model was rewarded over the same period, primarily driven by valuation measures.
Wellington
During the time Wellington managed the Fund, the market grappled with continuing signs of inflation offset by strong consumer demand, with value stocks outperforming growth stocks. Given the Fund is relatively neutral to both growth and value, the performance of these factors did not have an outsized impact on relative returns. From an attribution perspective, the
Fund’s outperformance relative to the S& P 500® Index was driven by security selection, partially offset by sector allocation.
During the reporting period, which sectors were the strongest positive contributors to the Fund’s relative performance, and which sectors were particularly weak?
MacKay Shields
During the time MacKay Shields managed the Fund, the strongest positive contributors to the Fund’s performance relative to the S&P 500® Index were the information technology, financials and industrials sectors. (Contributions take weightings and total returns into account.) During the same period, the communication services, consumer staples and consumer discretionary sectors were the weakest contributors to relative performance.
Wellington
During the time Wellington managed the Fund, nine out of eleven sectors posted positive absolute returns, with industrials, consumer staples and health care making the strongest contributions to performance relative to the Index. Information technology, consumer discretionary and financials detracted from relative returns.
During the reporting period, which individual stocks made the strongest positive contributions to the Fund’s absolute performance and which stocks detracted the most?
MacKay Shields
The individual stocks that made the strongest positive contributions to the Fund’s absolute performance during the time MacKay Shields managed the Fund included technology hardware storage & peripherals maker Apple, regional bank Signature Bank and software company Microsoft. The stocks that detracted most significantly from the Fund’s absolute performance during the same period were household products company Procter and Gamble, metals & mining firm Newmont, and utility Dominion Energy.
Wellington
The top two contributors to absolute performance, during the time Wellington managed the Fund, were Costco and Old Dominion Freight. Shares of Costco, a U.S.-based retailer that operates membership warehouse clubs, benefited from growth in online sales. The company also reported third-quarter 2021 earnings ahead of consensus and noted continued improvement in its e-commerce channel. Shares of Old Dominion Freight, a U.S.-based transportation services provider, rose as the company continued to benefit from robust underlying freight demand and excellent pricing conditions stemming from constrained capacity.

1.	See page 5 for other share class returns, which may be higher or lower than Class I share returns. See page 6 for more information on benchmark and peer group returns.
9

The most significant detractors from absolute performance, during the time Wellington managed the Fund, were Cable One and PACCAR. Shares of Cable One, a U.S.-based cable and broadband communications provider, declined due to a combination of regulatory and competitive factors. We used the weakness in shares to initiate the Fund’s position (additional details can be found below). Shares of PACCAR, a U.S. truck and heavy machinery manufacturer, were undermined by continued supply-chain production issues.
What were some of the Fund’s largest purchases and sales during the reporting period?
MacKay Shields
During the time MacKay Shields managed the Fund, the Fund’s largest initial purchase was in electric car maker Tesla, while the largest increased position size was in regional banking company Synovus Financial. During the same period, the Fund’s largest full sale was in consumer credit services provider Synchrony Financial, while the most significantly reduced position size was in social media company Facebook.
Wellington
During the time Wellington managed the Fund, we initiated a new position in Cable One and eliminated the Fund’s position in Boston Properties. Cable One's fundamentals improved and its stock price surged in 2020, when the company was widely regarded as a 'COVID winner'. Yet, by spring 2021, the price had retreated below pre-pandemic levels despite reporting strong profit growth in both 2020 and 2021. We believe the company has a path to attractive, low-risk, long-term returns. Boston Properties is a real estate company that grows by putting more tenants in their facilities, charging higher rent or expanding their portfolio. All three of these mechanisms have negative trends, with occupancy down, rents falling, and distressed assets in limited supply. As a result, we eliminated the position.
How did the Fund’s sector and/or country weightings change during the reporting period?
MacKay Shields
The Fund’s largest increases in sector exposures relative to the S&P 500® Index were in the financials and real estate sectors. Conversely, the Fund’s largest decreases in benchmark-relative sector exposures were in industrials and materials.
Wellington
There were no significant changes to sector weights during the time Wellington managed the Fund.
How was the Fund positioned at the end of the reporting period?
Wellington
As of October 31, 2021, the Fund’s largest benchmark-relative sector exposures were in industrials, financials and materials. As of the same date, the Fund’s held relatively underweight exposure to the information technology, consumer discretionary and communication services sectors.
The opinions expressed are those of the portfolio managers as of the date of this report and are subject to change. There is no guarantee that any forecasts will come to pass. This material does not constitute investment advice and is not intended as an endorsement of any specific investment.
10	MainStay WMC Enduring Capital Fund

Portfolio of Investments October 31, 2021†
	Shares	Value
Common Stocks 99.8%
Air Freight & Logistics 3.3%
Expeditors International of Washington, Inc.	188,074	$ 23,182,001
Banks 6.2%
First Republic Bank	110,503	23,905,114
M&T Bank Corp.	129,779	19,093,086
		42,998,200
Capital Markets 7.1%
Brookfield Asset Management, Inc., Class A	418,250	25,258,118
Charles Schwab Corp. (The)	294,904	24,190,975
		49,449,093
Chemicals 7.0%
Linde plc	73,588	23,489,290
Sherwin-Williams Co. (The)	80,656	25,536,496
		49,025,786
Commercial Services & Supplies 10.9%
Cintas Corp.	57,091	24,726,112
Copart, Inc. (a)	163,294	25,357,925
Waste Connections, Inc.	190,634	25,928,131
		76,012,168
Containers & Packaging 2.9%
Ball Corp.	222,583	20,361,893
Diversified Financial Services 3.2%
Berkshire Hathaway, Inc., Class B (a)	78,237	22,454,801
Electric Utilities 3.3%
NextEra Energy, Inc.	269,826	23,024,252
Equity Real Estate Investment Trusts 6.8%
American Tower Corp.	87,114	24,563,534
Public Storage	68,622	22,794,856
		47,358,390
Food & Staples Retailing 4.2%
Costco Wholesale Corp.	59,059	29,029,861
Health Care Equipment & Supplies 3.8%
Danaher Corp.	86,049	26,827,497
Health Care Providers & Services 3.6%
UnitedHealth Group, Inc.	54,782	25,225,467
	Shares	Value

Household Durables 3.1%
NVR, Inc. (a)	4,367	$ 21,375,592
Insurance 6.2%
Brookfield Asset Management Reinsurance Partners Ltd., Class A (b)	3,730	229,955
Markel Corp. (a)	17,142	22,509,674
Progressive Corp. (The)	219,350	20,811,928
		43,551,557
Machinery 11.3%
Deere & Co.	53,304	18,246,492
Fortive Corp.	262,497	19,873,648
IDEX Corp.	98,642	21,954,750
PACCAR, Inc.	213,722	19,153,766
		79,228,656
Media 2.9%
Cable One, Inc.	11,771	20,142,653
Road & Rail 7.6%
Canadian National Railway Co.	190,370	25,300,628
Old Dominion Freight Line, Inc.	80,854	27,599,513
		52,900,141
Software 3.7%
Constellation Software, Inc.	14,769	25,955,420
Trading Companies & Distributors 2.7%
Watsco, Inc.	65,619	19,001,950
Total Common Stocks (Cost $578,086,033)		697,105,378
Short-Term Investment 0.3%
Affiliated Investment Company 0.3%
MainStay U.S. Government Liquidity Fund, 0.01% (c)	2,386,117	2,386,117
Total Short-Term Investment (Cost $2,386,117)		2,386,117
Total Investments (Cost $580,472,150)	100.1%	699,491,495
Other Assets, Less Liabilities	(0.1)	(716,906)
Net Assets	100.0%	$ 698,774,589

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.
11

Portfolio of Investments October 31, 2021† (continued)
†	Percentages indicated are based on Fund net assets.
(a)	Non-income producing security.
(b)	All or a portion of this security was held on loan. As of October 31, 2021, the aggregate market value of securities on loan was $229,893. The market value of the collateral held included non-cash collateral in the form of U.S. Treasury securities with a value of $240,999. (See Note 2(I))
(c)	Current yield as of October 31, 2021.

The following is a summary of the fair valuations according to the inputs used as of October 31, 2021, for valuing the Fund’s assets:
Description	Quoted Prices in Active Markets for Identical Assets (Level 1)	Significant Other Observable Inputs (Level 2)	Significant Unobservable Inputs (Level 3)	Total
Asset Valuation Inputs
Investments in Securities (a)
Common Stocks	$ 697,105,378	$ —	$ —	$ 697,105,378
Short-Term Investment
Affiliated Investment Company	2,386,117	—	—	2,386,117
Total Investments in Securities	$ 699,491,495	$ —	$ —	$ 699,491,495

(a)	For a complete listing of investments and their industries, see the Portfolio of Investments.
The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.
12	MainStay WMC Enduring Capital Fund

Statement of Assets and Liabilities as of October 31, 2021
Assets
Investment in unaffiliated securities, at value (identified cost $578,086,033) including securities on loan of $229,893	$697,105,378
Investment in affiliated investment companies, at value (identified cost $2,386,117)	2,386,117
Cash	217
Receivables:
Dividends	126,473
Fund shares sold	120,544
Securities lending	66
Other assets	57,700
Total assets	699,796,495
Liabilities
Payables:
Fund shares redeemed	442,206
Manager (See Note 3)	309,161
Transfer agent (See Note 3)	95,231
NYLIFE Distributors (See Note 3)	87,978
Professional fees	24,523
Trustees	10,443
Custodian	7,898
Shareholder communication	4,517
Accrued expenses	39,949
Total liabilities	1,021,906
Net assets	$698,774,589
Composition of Net Assets
Shares of beneficial interest outstanding (par value of $.01 per share) unlimited number of shares authorized	$ 190,743
Additional paid-in-capital	521,682,780
521,873,523
Total distributable earnings (loss)	176,901,066
Net assets	$698,774,589
Class A
Net assets applicable to outstanding shares	$228,699,755
Shares of beneficial interest outstanding	6,221,335
Net asset value per share outstanding	$ 36.76
Maximum sales charge (5.50% of offering price)	2.14
Maximum offering price per share outstanding	$ 38.90
Investor Class
Net assets applicable to outstanding shares	$ 29,293,384
Shares of beneficial interest outstanding	797,559
Net asset value per share outstanding	$ 36.73
Maximum sales charge (5.00% of offering price)	1.93
Maximum offering price per share outstanding	$ 38.66
Class B
Net assets applicable to outstanding shares	$ 5,006,523
Shares of beneficial interest outstanding	151,900
Net asset value and offering price per share outstanding	$ 32.96
Class C
Net assets applicable to outstanding shares	$ 37,233,569
Shares of beneficial interest outstanding	1,130,730
Net asset value and offering price per share outstanding	$ 32.93
Class I
Net assets applicable to outstanding shares	$135,219,265
Shares of beneficial interest outstanding	3,655,425
Net asset value and offering price per share outstanding	$ 36.99
Class R3
Net assets applicable to outstanding shares	$ 479,317
Shares of beneficial interest outstanding	13,130
Net asset value and offering price per share outstanding	$ 36.51
Class R6
Net assets applicable to outstanding shares	$262,842,776
Shares of beneficial interest outstanding	7,104,234
Net asset value and offering price per share outstanding	$ 37.00

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.
13

Statement of Operations for the year ended October 31, 2021
Investment Income (Loss)
Income
Dividends-unaffiliated (net of foreign tax withholding of $78,849)	$ 4,957,827
Securities lending	14,113
Dividends-affiliated	179
Other	3,788
Total income	4,975,907
Expenses
Manager (See Note 3)	2,492,526
Distribution/Service—Class A (See Note 3)	363,791
Distribution/Service—Investor Class (See Note 3)	59,481
Distribution/Service—Class B (See Note 3)	46,860
Distribution/Service—Class C (See Note 3)	232,140
Distribution/Service—Class R3 (See Note 3)	1,557
Transfer agent (See Note 3)	293,618
Registration	129,247
Professional fees	54,236
Custodian	29,012
Shareholder communication	25,710
Trustees	4,399
Insurance	1,353
Shareholder service (See Note 3)	311
Miscellaneous	33,072
Total expenses	3,767,313
Net investment income (loss)	1,208,594
Realized and Unrealized Gain (Loss)
Net realized gain (loss) on:
Unaffiliated investment transactions	73,433,567
Foreign currency transactions	71
Net realized gain (loss)	73,433,638
Net change in unrealized appreciation (depreciation) on unaffiliated investments	47,720,538
Net realized and unrealized gain (loss)	121,154,176
Net increase (decrease) in net assets resulting from operations	$122,362,770
The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.
14	MainStay WMC Enduring Capital Fund

Statements of Changes in Net Assets
for the years ended October 31, 2021 and October 31, 2020
	2021	2020
Increase (Decrease) in Net Assets
Operations:
Net investment income (loss)	$ 1,208,594	$ 1,152,001
Net realized gain (loss)	73,433,638	(392,753)
Net change in unrealized appreciation (depreciation)	47,720,538	8,091,461
Net increase (decrease) in net assets resulting from operations	122,362,770	8,850,709
Distributions to shareholders:
Class A	(592,297)	(3,811,045)
Investor Class	(96,995)	(982,374)
Class B	—	(257,924)
Class C	—	(565,775)
Class I	(399,948)	(6,060,406)
Class R3	(1,131)	(13,142)
Total distributions to shareholders	(1,090,371)	(11,690,666)
Capital share transactions:
Net proceeds from sales of shares	70,930,228	15,271,205
Net asset value of shares issued in connection with the acquisition of MainStay Epoch U.S. All Cap Fund	485,242,709	—
Net asset value of shares issued in connection with the acquisition of MainStay MacKay U.S. Equity Opportunities Fund	147,554,277	—
Net asset value of shares issued to shareholder in reinvestment of distributions	1,063,805	11,515,981
Cost of shares redeemed	(253,450,057)	(92,597,286)
Increase (decrease) in net assets derived from capital share transactions	451,340,962	(65,810,100)
Net increase (decrease) in net assets	572,613,361	(68,650,057)
Net Assets
Beginning of year	126,161,228	194,811,285
End of year	$ 698,774,589	$126,161,228
The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.
15

Financial Highlights selected per share data and ratios
	Year Ended October 31,
Class A	2021	2020	2019	2018	2017
Net asset value at beginning of year	$ 24.95	$ 24.92	$ 26.31	$ 24.56	$ 19.95
Net investment income (loss) (a)	0.06	0.16	0.26	0.24	0.23
Net realized and unrealized gain (loss)	11.99	1.36	1.28	1.74	4.63
Total from investment operations	12.05	1.52	1.54	1.98	4.86
Less distributions:
From net investment income	(0.24)	(0.27)	(0.22)	(0.23)	(0.25)
From net realized gain on investments	—	(1.22)	(2.71)	—	—
Total distributions	(0.24)	(1.49)	(2.93)	(0.23)	(0.25)
Net asset value at end of year	$ 36.76	$ 24.95	$ 24.92	$ 26.31	$ 24.56
Total investment return (b)	48.53%	6.42%	6.80%	8.07%	24.59%
Ratios (to average net assets)/Supplemental Data:
Net investment income (loss)	0.19%	0.64%	1.08%	0.90%	1.05%
Net expenses (c)	0.91%	0.99%	0.97%	0.97%	0.96%
Portfolio turnover rate	24%	166%	164%	137%	134%
Net assets at end of year (in 000’s)	$ 228,700	$ 62,611	$ 63,814	$ 63,956	$ 53,909

(a)	Per share data based on average shares outstanding during the year.
(b)	Total investment return is calculated exclusive of sales charges and assumes the reinvestment of dividends and distributions. For periods of less than one year, total return is not annualized.
(c)	In addition to the fees and expenses which the Fund bears directly, it also indirectly bears a pro-rata share of the fees and expenses of the underlying funds in which it invests. Such indirect expenses are not included in the above expense ratios.

	Year Ended October 31,
Investor Class	2021	2020	2019	2018	2017
Net asset value at beginning of year	$ 24.92	$ 24.90	$ 26.29	$ 24.53	$ 19.93
Net investment income (loss) (a)	(0.01)	0.08	0.20	0.18	0.18
Net realized and unrealized gain (loss)	11.98	1.37	1.27	1.74	4.62
Total from investment operations	11.97	1.45	1.47	1.92	4.80
Less distributions:
From net investment income	(0.16)	(0.21)	(0.15)	(0.16)	(0.20)
From net realized gain on investments	—	(1.22)	(2.71)	—	—
Total distributions	(0.16)	(1.43)	(2.86)	(0.16)	(0.20)
Net asset value at end of year	$ 36.73	$ 24.92	$ 24.90	$ 26.29	$ 24.53
Total investment return (b)	48.22%	6.05%	6.51%	7.82%	24.25%
Ratios (to average net assets)/Supplemental Data:
Net investment income (loss)	(0.02)%	0.35%	0.82%	0.68%	0.83%
Net expenses (c)	1.19%	1.30%	1.23%	1.21%	1.22%
Expenses (before waiver/reimbursement) (c)	1.19%	1.31%	1.27%	1.23%	1.22%
Portfolio turnover rate	24%	166%	164%	137%	134%
Net assets at end of year (in 000's)	$ 29,293	$ 15,544	$ 17,203	$ 16,580	$ 17,216

(a)	Per share data based on average shares outstanding during the year.
(b)	Total investment return is calculated exclusive of sales charges and assumes the reinvestment of dividends and distributions. For periods of less than one year, total return is not annualized.
(c)	In addition to the fees and expenses which the Fund bears directly, it also indirectly bears a pro-rata share of the fees and expenses of the underlying funds in which it invests. Such indirect expenses are not included in the above expense ratios.

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.
16	MainStay WMC Enduring Capital Fund

Financial Highlights selected per share data and ratios
	Year Ended October 31,
Class B	2021	2020	2019	2018	2017
Net asset value at beginning of year	$ 22.40	$ 22.50	$ 24.04	$ 22.46	$ 18.25
Net investment income (loss) (a)	(0.22)	(0.08)	0.02	(0.02)	0.01
Net realized and unrealized gain (loss)	10.78	1.22	1.15	1.60	4.24
Total from investment operations	10.56	1.14	1.17	1.58	4.25
Less distributions:
From net investment income	—	(0.02)	—	—	(0.04)
From net realized gain on investments	—	(1.22)	(2.71)	—	—
Total distributions	—	(1.24)	(2.71)	—	(0.04)
Net asset value at end of year	$ 32.96	$ 22.40	$ 22.50	$ 24.04	$ 22.46
Total investment return (b)	47.14%(c)	5.28%	5.71%	7.03%	23.31%
Ratios (to average net assets)/Supplemental Data:
Net investment income (loss)	(0.77)%	(0.39)%	0.10%	(0.07)%	0.06%
Net expenses (d)	1.95%	2.05%	1.98%	1.96%	1.97%
Expenses (before waiver/reimbursement) (d)	1.95%	2.06%	2.02%	1.98%	1.97%
Portfolio turnover rate	24%	166%	164%	137%	134%
Net assets at end of year (in 000’s)	$ 5,007	$ 3,666	$ 4,718	$ 5,855	$ 6,635

(a)	Per share data based on average shares outstanding during the year.
(b)	Total investment return is calculated exclusive of sales charges and assumes the reinvestment of dividends and distributions. For periods of less than one year, total return is not annualized.
(c)	Total investment return may reflect adjustments to conform to generally accepted accounting principles.
(d)	In addition to the fees and expenses which the Fund bears directly, it also indirectly bears a pro-rata share of the fees and expenses of the underlying funds in which it invests. Such indirect expenses are not included in the above expense ratios.

	Year Ended October 31,
Class C	2021	2020	2019	2018	2017
Net asset value at beginning of year	$ 22.38	$ 22.48	$ 24.02	$ 22.45	$ 18.24
Net investment income (loss) (a)	(0.24)	(0.08)	0.02	(0.02)	0.01
Net realized and unrealized gain (loss)	10.79	1.22	1.15	1.59	4.24
Total from investment operations	10.55	1.14	1.17	1.57	4.25
Less distributions:
From net investment income	—	(0.02)	—	—	(0.04)
From net realized gain on investments	—	(1.22)	(2.71)	—	—
Total distributions	—	(1.24)	(2.71)	—	(0.04)
Net asset value at end of year	$ 32.93	$ 22.38	$ 22.48	$ 24.02	$ 22.45
Total investment return (b)	47.14%(c)	5.29%	5.72%	6.99%	23.33%
Ratios (to average net assets)/Supplemental Data:
Net investment income (loss)	(0.80)%	(0.38)%	0.10%	(0.08)%	0.06%
Net expenses (d)	1.89%	2.05%	1.98%	1.96%	1.97%
Expenses (before waiver/reimbursement) (d)	1.89%	2.06%	2.02%	1.98%	1.97%
Portfolio turnover rate	24%	166%	164%	137%	134%
Net assets at end of year (in 000’s)	$ 37,234	$ 6,641	$ 10,946	$ 14,964	$ 15,459

(a)	Per share data based on average shares outstanding during the year.
(b)	Total investment return is calculated exclusive of sales charges and assumes the reinvestment of dividends and distributions. For periods of less than one year, total return is not annualized.
(c)	Total investment return may reflect adjustments to conform to generally accepted accounting principles.
(d)	In addition to the fees and expenses which the Fund bears directly, it also indirectly bears a pro-rata share of the fees and expenses of the underlying funds in which it invests. Such indirect expenses are not included in the above expense ratios.

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.
17

Financial Highlights selected per share data and ratios
	Year Ended October 31,
Class I	2021	2020	2019	2018	2017
Net asset value at beginning of year	$ 25.09	$ 25.05	$ 26.44	$ 24.67	$ 20.04
Net investment income (loss) (a)	0.16	0.23	0.32	0.31	0.29
Net realized and unrealized gain (loss)	12.03	1.37	1.28	1.74	4.65
Total from investment operations	12.19	1.60	1.60	2.05	4.94
Less distributions:
From net investment income	(0.29)	(0.34)	(0.28)	(0.28)	(0.31)
From net realized gain on investments	—	(1.22)	(2.71)	—	—
Total distributions	(0.29)	(1.56)	(2.99)	(0.28)	(0.31)
Net asset value at end of year	$ 36.99	$ 25.09	$ 25.05	$ 26.44	$ 24.67
Total investment return (b)	48.97%	6.66%	7.06%	8.36%	24.89%
Ratios (to average net assets)/Supplemental Data:
Net investment income (loss)	0.48%	0.96%	1.34%	1.16%	1.31%
Net expenses (c)	0.66%	0.74%	0.72%	0.71%	0.71%
Portfolio turnover rate	24%	166%	164%	137%	134%
Net assets at end of year (in 000’s)	$ 135,219	$ 37,491	$ 97,903	$ 98,395	$ 96,441

(a)	Per share data based on average shares outstanding during the year.
(b)	Total investment return is calculated exclusive of sales charges and assumes the reinvestment of dividends and distributions. Class I shares are not subject to sales charges. For periods of less than one year, total return is not annualized.
(c)	In addition to the fees and expenses which the Fund bears directly, it also indirectly bears a pro-rata share of the fees and expenses of the underlying funds in which it invests. Such indirect expenses are not included in the above expense ratios.

	Year Ended October 31,
Class R3	2021	2020	2019	2018	2017
Net asset value at beginning of year	$ 24.78	$ 24.77	$ 26.17	$ 24.48	$ 19.90
Net investment income (loss) (a)	(0.04)	0.07	0.17	0.14	0.13
Net realized and unrealized gain (loss)	11.91	1.36	1.28	1.73	4.65
Total from investment operations	11.87	1.43	1.45	1.87	4.78
Less distributions:
From net investment income	(0.14)	(0.20)	(0.14)	(0.18)	(0.20)
From net realized gain on investments	—	(1.22)	(2.71)	—	—
Total distributions	(0.14)	(1.42)	(2.85)	(0.18)	(0.20)
Net asset value at end of year	$ 36.51	$ 24.78	$ 24.77	$ 26.17	$ 24.48
Total investment return (b)	48.07%	6.02%	6.42%	7.66%	24.17%
Ratios (to average net assets)/Supplemental Data:
Net investment income (loss)	(0.13)%	0.30%	0.70%	0.52%	0.60%
Net expenses (c)	1.28%	1.34%	1.32%	1.32%	1.31%
Portfolio turnover rate	24%	166%	164%	137%	134%
Net assets at end of year (in 000’s)	$ 479	$ 207	$ 227	$ 137	$ 86

(a)	Per share data based on average shares outstanding during the year.
(b)	Total investment return is calculated exclusive of sales charges and assumes the reinvestment of dividends and distributions. Class R3 shares are not subject to sales charges. For periods of less than one year, total return is not annualized.
(c)	In addition to the fees and expenses which the Fund bears directly, it also indirectly bears a pro-rata share of the fees and expenses of the underlying funds in which it invests. Such indirect expenses are not included in the above expense ratios.

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.
18	MainStay WMC Enduring Capital Fund

Financial Highlights selected per share data and ratios
April 26, 2021^ through October 31,
Class R6	2021
Net asset value at beginning of period	$ 33.07
Net investment income (loss) (a)	0.14
Net realized and unrealized gain (loss)	3.79
Total from investment operations	3.93
Net asset value at end of period	$ 37.00
Total investment return (b)	11.88%
Ratios (to average net assets)/Supplemental Data:
Net investment income (loss)††	0.44%
Net expenses††(c)	0.60%
Portfolio turnover rate	24%
Net assets at end of period (in 000’s)	$ 262,843

^	Inception date.
††	Annualized.
(a)	Per share data based on average shares outstanding during the period.
(b)	Total investment return is calculated exclusive of sales charges and assumes the reinvestment of dividends and distributions. Class R6 shares are not subject to sales charges. For periods of less than one year, total return is not annualized.
(c)	In addition to the fees and expenses which the Fund bears directly, it also indirectly bears a pro-rata share of the fees and expenses of the underlying funds in which it invests. Such indirect expenses are not included in the above expense ratios.
The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.
19

Notes to Financial Statements
Note 1-Organization and Business
The MainStay Funds (the “Trust”) was organized on January 9, 1986, as a Massachusetts business trust. The Trust is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company, and is comprised of twelve funds (collectively referred to as the "Funds"). These financial statements and notes relate to the MainStay WMC Enduring Capital Fund (formerly known as MainStay MacKay Common Stock Fund) (the "Fund"), a “diversified” fund, as that term is defined in the 1940 Act, as interpreted or modified by regulatory authorities having jurisdiction, from time to time.
The following table lists the Fund's share classes that have been registered and commenced operations:
Class	Commenced Operations
Class A	June 1, 1998
Investor Class	February 28, 2008
Class B	June 1, 1998
Class C	September 1, 1998
Class I	December 28, 2004
Class R3	February 29, 2016
Class R6	April 26, 2021
Class R2	N/A*
SIMPLE Class	N/A*

*	Class R2 and SIMPLE Class shares were registered for sale effective as of December 14, 2007 and August 31, 2020, respectively, but have not yet commenced operations.
Class B shares of the MainStay Group of Funds are closed to all new purchases as well as additional investments by existing Class B shareholders. Existing Class B shareholders may continue to reinvest dividends and capital gains distributions, as well as exchange their Class B shares for Class B shares of other funds in the MainStay Group of Funds as permitted by the current exchange privileges. Class B shareholders continue to be subject to any applicable contingent deferred sales charge ("CDSC") at the time of redemption. All other features of the Class B shares, including but not limited to the fees and expenses applicable to Class B shares, remain unchanged. Unless redeemed, Class B shareholders will remain in Class B shares of their respective fund until the Class B shares are converted to Class A or Investor Class shares pursuant to the applicable conversion schedule.
Class A and Investor Class shares are offered at net asset value (“NAV”) per share plus an initial sales charge. No initial sales charge applies to investments of $1 million or more (and certain other qualified purchases) in Class A and Investor Class shares. However, a CDSC of 1.00% may be imposed on certain redemptions made within 18 months of the date of purchase on shares that were purchased without an initial sales charge. Class C shares are offered at NAV without an initial sales charge, although a 1.00% CDSC may be imposed on certain redemptions of such shares made within one year of the date of purchase of Class C shares. When Class B shares were offered, they were offered at NAV without an initial sales charge, although a CDSC that declines depending on the number of years a shareholder held its Class B shares may be imposed on certain redemptions of such shares made within six years of the date of purchase of such shares. Class I, Class R1, Class R2, Class R3 and Class R6 shares are offered at NAV without a sales charge. Class R2 and SIMPLE Class shares are currently expected to be offered at NAV without a sales charge. Depending upon eligibility, Class B shares convert to either Class A or Investor Class shares at the end of the calendar quarter eight years after the date they were purchased. In addition, depending upon eligibility, Class C shares convert to either Class A or Investor Class shares at the end of the calendar quarter ten years after the date they were purchased. Additionally, Investor Class shares may convert automatically to Class A shares. Under certain circumstances and as may be permitted by the Trust’s multiple class plan pursuant to Rule 18f-3 under the 1940 Act, specified share classes of the Fund may be converted to one or more other share classes of the Fund as disclosed in the capital share transactions within these Notes. The classes of shares have the same voting (except for issues that relate solely to one class), dividend, liquidation and other rights, and the same terms and conditions, except that under distribution plans pursuant to Rule 12b-1 under the 1940 Act, Class B and Class C shares are subject to higher distribution and/or service fees than Class A, Investor Class, Class R2, Class R3 and SIMPLE Class shares. Class I, Class R1 and Class R6 shares are not subject to a distribution and/or service fee. Class R1, Class R2 and Class R3 shares are subject to a shareholder service fee, which is in addition to fees paid under the distribution plans for Class R2 and Class R3 shares.
The Fund's investment objective is to seek long-term growth of capital.
Note 2–Significant Accounting Policies
The Fund is an investment company and accordingly follows the investment company accounting and reporting guidance of the Financial Accounting Standards Board (“FASB”) Accounting Standards Codification Topic 946 Financial Services—Investment Companies. The Fund prepares its financial statements in accordance with generally accepted accounting principles (“GAAP”) in the United States of America and follows the significant accounting policies described below.
(A) Securities Valuation.  Investments are usually valued as of the close of regular trading on the New York Stock Exchange (the "Exchange") (usually 4:00 p.m. Eastern time) on each day the Fund is open for business ("valuation date").
The Board of Trustees of the Trust (the "Board") adopted procedures establishing methodologies for the valuation of the Fund's securities and other assets and delegated the responsibility for valuation determinations under those procedures to the Valuation Committee of the Trust (the “Valuation Committee”). The procedures state that, subject to the oversight of the Board and unless otherwise noted, the responsibility for the day-to-day valuation of portfolio assets (including fair value measurements for the Fund's assets and liabilities) rests with New York Life Investment Management LLC (“New York Life Investments” or the "Manager"), aided to whatever extent necessary by the Subadvisor (as

20	MainStay WMC Enduring Capital Fund

defined in Note 3(A)). To assess the appropriateness of security valuations, the Manager, the Subadvisor or the Fund's third-party service provider, who is subject to oversight by the Manager, regularly compares prior day prices, prices on comparable securities and the sale prices to the prior and current day prices and challenges prices with changes exceeding certain tolerance levels with third-party pricing services or broker sources.
The Board authorized the Valuation Committee to appoint a Valuation Subcommittee (the “Subcommittee”) to establish the prices of securities for which market quotations are not readily available or the prices of which are not otherwise readily determinable under the procedures. The Subcommittee meets (in person, via electronic mail or via teleconference) on an as-needed basis. The Valuation Committee meets to ensure that actions taken by the Subcommittee were appropriate.
For those securities valued through either a standardized fair valuation methodology or a fair valuation measurement, the Subcommittee deals with such valuation and the Valuation Committee reviews and affirms, if appropriate, the reasonableness of the valuation based on such methodologies and measurements on a regular basis after considering information that is reasonably available and deemed relevant by the Valuation Committee. Any action taken by the Subcommittee with respect to the valuation of a portfolio security or other asset is submitted for review and ratification (if appropriate) to the Valuation Committee and the Board at the next regularly scheduled meeting.
"Fair value" is defined as the price the Fund would reasonably expect to receive upon selling an asset or liability in an orderly transaction to an independent buyer in the principal or most advantageous market for the asset or liability. Fair value measurements are determined within a framework that establishes a three-tier hierarchy that maximizes the use of observable market data and minimizes the use of unobservable inputs to establish a classification of fair value measurements for disclosure purposes. "Inputs" refer broadly to the assumptions that market participants would use in pricing the asset or liability, including assumptions about risk, such as the risk inherent in a particular valuation technique used to measure fair value using a pricing model and/or the risk inherent in the inputs for the valuation technique. Inputs may be observable or unobservable. Observable inputs reflect the assumptions market participants would use in pricing the asset or liability based on market data obtained from sources independent of the Fund. Unobservable inputs reflect the Fund’s own assumptions about the assumptions market participants would use in pricing the asset or liability based on the information available. The inputs or methodology used for valuing assets or liabilities may not be an indication of the risks associated with investing in those assets or liabilities. The three-tier hierarchy of inputs is summarized below.
•	Level 1—quoted prices in active markets for an identical asset or liability
•	Level 2—other significant observable inputs (including quoted prices for a similar asset or liability in active markets, interest rates and yield curves, prepayment speeds, credit risk, etc.)
•	Level 3—significant unobservable inputs (including the Fund's own assumptions about the assumptions that market participants would use in measuring fair value of an asset or liability)
The level of an asset or liability within the fair value hierarchy is based on the lowest level of an input, both individually and in the aggregate, that is significant to the fair value measurement. The aggregate value by input level of the Fund’s assets and liabilities as of October 31, 2021, is included at the end of the Portfolio of Investments.
The Fund may use third-party vendor evaluations, whose prices may be derived from one or more of the following standard inputs, among others:
• Broker/dealer quotes	• Benchmark securities
• Two-sided markets	• Reference data (corporate actions or material event notices)
• Bids/offers	• Monthly payment information
• Industry and economic events	• Reported trades
An asset or liability for which market values cannot be measured using the methodologies described above is valued by methods deemed reasonable in good faith by the Valuation Committee, following the procedures established by the Board, to represent fair value. Under these procedures, the Fund generally uses a market-based approach which may use related or comparable assets or liabilities, recent transactions, market multiples, book values and other relevant information. The Fund may also use an income-based valuation approach in which the anticipated future cash flows of the asset or liability are discounted to calculate fair value. Discounts may also be applied due to the nature and/or duration of any restrictions on the disposition of the asset or liability. Fair value represents a good faith approximation of the value of a security. Fair value determinations involve the consideration of a number of subjective factors, an analysis of applicable facts and circumstances and the exercise of judgment. As a result, it is possible that the fair value for a security determined in good faith in accordance with the Fund's valuation procedures may differ from valuations for the same security determined by other funds using their own valuation procedures. Although the Fund's valuation procedures are designed to value a security at the price the Fund may reasonably expect to receive upon the security's sale in an orderly transaction, there can be no assurance that any fair value determination thereunder would, in fact, approximate the amount that the Fund would actually realize upon the sale of the security or the price at which the security would trade if a reliable market price were readily available. During the year ended October 31, 2021, there were no material changes to the fair value methodologies.
Securities which may be valued in this manner include, but are not limited to: (i) a security for which trading has been halted or suspended; (ii) a debt security that has recently gone into default and for which there is not a current market quotation; (iii) a security of an issuer that has entered into a restructuring; (iv) a security that has been delisted from a national exchange; (v) a security for which the market price is not readily available from a third-party pricing source or, if so provided, does not, in the opinion of the Manager or the Subadvisor, reflect the security's market
21

Notes to Financial Statements (continued)
value; (vi) a security subject to trading collars for which no or limited trading takes place; and (vii) a security whose principal market has been temporarily closed at a time when, under normal conditions, it would be open. Securities valued in this manner are generally categorized as Level 3 in the hierarchy. No securities held by the Fund as of October 31, 2021 were fair valued in such a manner.
Certain securities held by the Fund may principally trade in foreign markets. Events may occur between the time the foreign markets close and the time at which the Fund's NAVs are calculated. These events may include, but are not limited to, situations relating to a single issuer in a market sector, significant fluctuations in U.S. or foreign markets, natural disasters, armed conflicts, governmental actions or other developments not tied directly to the securities markets. Should the Manager or the Subadvisor conclude that such events may have affected the accuracy of the last price of such securities reported on the local foreign market, the Subcommittee may, pursuant to procedures adopted by the Board, adjust the value of the local price to reflect the estimated impact on the price of such securities as a result of such events. In this instance, securities are generally categorized as Level 3 in the hierarchy. Additionally, certain foreign equity securities are also fair valued whenever the movement of a particular index exceeds certain thresholds. In such cases, the securities are fair valued by applying factors provided by a third-party vendor in accordance with valuation procedures adopted by the Board and are generally categorized as Level 2 in the hierarchy. No foreign equity securities held by the Fund as of October 31, 2021 were fair valued in such a manner.
Equity securities are valued at the last quoted sales prices as of the close of regular trading on the relevant exchange on each valuation date. Securities that are not traded on the valuation date are valued at the mean of the last quoted bid and ask prices. Prices are normally taken from the principal market in which each security trades. These securities are generally categorized as Level 1 in the hierarchy.
Investments in mutual funds, including money market funds, are valued at their respective NAVs at the close of business each day on the valuation date. These securities are generally categorized as Level 1 in the hierarchy.
Temporary cash investments acquired in excess of 60 days to maturity at the time of purchase are valued using the latest bid prices or using valuations based on a matrix system (which considers such factors as security prices, yields, maturities and ratings), both as furnished by independent pricing services. Temporary cash investments that mature in 60 days or less at the time of purchase ("Short-Term Investments") are valued using the amortized cost method of valuation, unless the use of such method would be inappropriate. The amortized cost method involves valuing a security at its cost on the date of purchase and thereafter assuming a constant amortization to maturity of the difference between such cost and the value on maturity date. Amortized cost approximates the current fair value of a security. Securities valued using the amortized cost method are not valued using quoted prices in an active market and are generally categorized as Level 2 in the hierarchy.
The information above is not intended to reflect an exhaustive list of the methodologies that may be used to value portfolio investments. The valuation procedures permit the use of a variety of valuation methodologies in connection with valuing portfolio investments. The methodology used for a specific type of investment may vary based on the market data available or other considerations. The methodologies summarized above may not represent the specific means by which portfolio investments are valued on any particular business day.
(B) Income Taxes.  The Fund's policy is to comply with the requirements of the Internal Revenue Code of 1986, as amended (the “Internal Revenue Code”), applicable to regulated investment companies and to distribute all of its taxable income to the shareholders of the Fund within the allowable time limits.
The Manager evaluates the Fund’s tax positions to determine if the tax positions taken meet the minimum recognition threshold in connection with accounting for uncertainties in income tax positions taken or expected to be taken for the purposes of measuring and recognizing tax liabilities in the financial statements. Recognition of tax benefits of an uncertain tax position is permitted only to the extent the position is “more likely than not” to be sustained assuming examination by taxing authorities. The Manager analyzed the Fund's tax positions taken on federal, state and local income tax returns for all open tax years (for up to three tax years) and has concluded that no provisions for federal, state and local income tax are required in the Fund's financial statements. The Fund's federal, state and local income tax and federal excise tax returns for tax years for which the applicable statutes of limitations have not expired are subject to examination by the Internal Revenue Service and state and local departments of revenue.
(C) Foreign Taxes. The Fund may be subject to foreign taxes on income and other transaction-based taxes imposed by certain countries in which it invests. A portion of the taxes on gains on investments or currency purchases/repatriation may be reclaimable. The Fund will accrue such taxes and reclaims as applicable, based upon its current interpretation of tax rules and regulations that exist in the markets in which it invests.
The Fund may be subject to taxation on realized capital gains, repatriation proceeds and other transaction-based taxes imposed by certain countries in which it invests. The Fund will accrue such taxes as applicable based upon its current interpretation of tax rules and regulations that exist in the market in which it invests. Capital gains taxes relating to positions still held are reflected as a liability in the Statement of Assets and Liabilities, as well as an adjustment to the Fund's net unrealized appreciation (depreciation). Taxes related to capital gains realized, if any, are reflected as part of net realized gain (loss) in the Statement of Operations. Changes in tax liabilities related to capital gains taxes on unrealized investment gains, if any, are reflected as part of the change in net unrealized appreciation (depreciation) on investments in the Statement of Operations. Transaction-based charges are generally assessed as a percentage of the transaction amount.

22	MainStay WMC Enduring Capital Fund

(D) Dividends and Distributions to Shareholders. Dividends and distributions are recorded on the ex-dividend date. The Fund intends to declare and pay dividends from net investment income and distributions from net realized capital and currency gains, if any, at least annually. Unless a shareholder elects otherwise, all dividends and distributions are reinvested at NAV in the same class of shares of the Fund. Dividends and distributions to shareholders are determined in accordance with federal income tax regulations and may differ from determinations using GAAP.
(E) Security Transactions and Investment Income.  The Fund records security transactions on the trade date. Realized gains and losses on security transactions are determined using the identified cost method. Dividend income is recognized on the ex-dividend date, net of any foreign tax withheld at the source, and interest income is accrued as earned using the effective interest rate method. Distributions received from real estate investment trusts may be classified as dividends, capital gains and/or return of capital.
Investment income and realized and unrealized gains and losses on investments of the Fund are allocated pro rata to the separate classes of shares based upon their relative net assets on the date the income is earned or realized and unrealized gains and losses are incurred.
(F) Expenses.  Expenses of the Trust are allocated to the individual Funds in proportion to the net assets of the respective Funds when the expenses are incurred, except where direct allocations of expenses can be made. Expenses (other than transfer agent expenses and fees incurred under the shareholder services plans and/or the distribution plans further discussed in Note 3(B)) are allocated to separate classes of shares pro rata based upon their relative net assets on the date the expenses are incurred. The expenses borne by the Fund, including those of related parties to the Fund, are shown in the Statement of Operations.
Additionally, the Fund may invest in mutual funds, which are subject to management fees and other fees that may cause the costs of investing in mutual funds to be greater than the costs of owning the underlying securities directly. These indirect expenses of mutual funds are not included in the amounts shown as expenses in the Statement of Operations or in the expense ratios included in the Financial Highlights.
(G) Use of Estimates.  In preparing financial statements in conformity with GAAP, the Manager makes estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results could differ from those estimates and assumptions.
(H) Foreign Currency Transactions. The Fund's books and records are maintained in U.S. dollars. Prices of securities denominated in foreign currency amounts are translated into U.S. dollars at the mean between the buying and selling rates last quoted by any major U.S. bank at the following dates:
(i) market value of investment securities, other assets and liabilities— at the valuation date; and
(ii) purchases and sales of investment securities, income and expenses—at the date of such transactions.
The assets and liabilities that are denominated in foreign currency amounts are presented at the exchange rates and market values at the close of the period. The realized and unrealized changes in net assets arising from fluctuations in exchange rates and market prices of securities are not separately presented.
Net realized gain (loss) on foreign currency transactions represents net currency gains or losses realized as a result of differences between the amounts of securities sale proceeds or purchase cost, dividends, interest and withholding taxes as recorded on the Fund's books, and the U.S. dollar equivalent amount actually received or paid. Net currency gains or losses from valuing such foreign currency denominated assets and liabilities, other than investments at valuation date exchange rates, are reflected in unrealized foreign exchange gains or losses.
(I) Securities Lending. In order to realize additional income, the Fund may engage in securities lending, subject to the limitations set forth in the 1940 Act and relevant guidance by the staff of the Securities and Exchange Commission (“SEC”). If the Fund engages in securities lending, the Fund will lend through its custodian, JPMorgan Chase Bank, N.A., ("JPMorgan"), acting as securities lending agent on behalf of the Fund. Under the current arrangement, JPMorgan will manage the Fund's collateral in accordance with the securities lending agency agreement between the Fund and JPMorgan, and indemnify the Fund against counterparty risk. The loans will be collateralized by cash (which may be invested in a money market fund) and/or non-cash collateral (which may include U.S. Treasury securities and/or U.S. government agency securities issued or guaranteed by the United States government or its agencies or instrumentalities) at least equal at all times to the market value of the securities loaned. The Fund bears the risk of delay in recovery of, or loss of rights in, the securities loaned. The Fund may also record a realized gain or loss on securities deemed sold due to a borrower’s inability to return securities on loan. The Fund bears the risk of any loss on investment of cash collateral. The Fund will receive compensation for lending its securities in the form of fees or it will retain a portion of interest earned on the investment of any cash collateral. The Fund will also continue to receive interest and dividends on the securities loaned and any gain or loss in the market price of the securities loaned that may occur during the term of the loan will be for the account of the Fund. Income earned from securities lending activities, if any, is reflected in the Statement of Operations. Securities on loan as of October 31, 2021, are shown in the Portfolio of Investments.
Prior to November 23, 2020, these services were provided by State Street Bank and Trust Company (“State Street”).
(J) Indemnifications.  Under the Trust’s organizational documents, its officers and trustees are indemnified against certain liabilities that may arise out of performance of their duties to the Trust. Additionally, in the normal course of business, the Fund enters into contracts with third-party service providers that contain a variety of representations and warranties and that may provide general indemnifications. The Fund's maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Fund that have not yet
23

Notes to Financial Statements (continued)
occurred. The Manager believes that the risk of loss in connection with these potential indemnification obligations is remote. However, there can be no assurance that material liabilities related to such obligations will not arise in the future, which could adversely impact the Fund.
Note 3–Fees and Related Party Transactions
(A) Manager and Subadvisor. New York Life Investments, a registered investment adviser and an indirect, wholly-owned subsidiary of New York Life Insurance Company ("New York Life"), serves as the Fund's Manager, pursuant to an Amended and Restated Management Agreement ("Management Agreement"). The Manager provides offices, conducts clerical, recordkeeping and bookkeeping services and keeps most of the financial and accounting records required to be maintained by the Fund. Except for the portion of salaries and expenses that are the responsibility of the Fund, the Manager pays the salaries and expenses of all personnel affiliated with the Fund and certain operational expenses of the Fund. The Fund reimburses New York Life Investments in an amount equal to the portion of the compensation of the Chief Compliance Officer attributable to the Fund. The Fund’s subadvisor changed effective March 5, 2021 due to the replacement of MacKay Shields LLC ("MacKay") as the Fund’s subadvisor and the appointment of Wellington Management Company LLP (“Wellington” or the “Subadvisor”) as the Fund’s subadvisor. Wellington, a registered investment adviser, is responsible for the day-to-day portfolio management of the Fund. Pursuant to the terms of a Subadvisory Agreement ("Subadvisory Agreement") between New York Life Investments and Wellington, New York Life Investments pays for the services of the Subadvisor.
Pursuant to the Management Agreement, the Fund pays the Manager a monthly fee for the services performed and the facilities furnished at an annual rate of the Fund’s average daily net assets as follows: 0.55% up to $500 million; 0.525% from $500 million to $1 billion; and 0.50% on assets in excess of $1 billion. During the year ended October 31, 2021, the effective management fee rate was 0.55%.
New York Life Investments has contractually agreed to waive fees and/or reimburse expenses so that Class R6 fees and expenses do not exceed those of Class I. This agreement will remain in effect until February 28, 2022, and shall renew automatically for one-year terms unless New York Life Investments provides written notice of termination prior to the start of the next term or upon approval of the Board.
New York Life Investments has agreed to voluntarily waive fees and/or reimburse expenses of the appropriate class of the Fund so that Total Annual Fund Operating Expenses (excluding taxes, interest, litigation, extraordinary expenses, brokerage and other transaction expenses relating to the purchase and sale of portfolio investments, and acquired (underlying) fund fees and expenses) of a class do not exceed the following percentages of average daily net assets: Investor Class, 1.85%; Class B, 2.60%; and Class C, 2.60%. These voluntary waivers or reimbursements may be discontinued at any time without notice.
During the year ended October 31, 2021, New York Life Investments earned fees from the Fund in the amount of $2,492,526 and paid MacKay and Wellington in the amount of $129,263 and $951,126, respectively.
JPMorgan provides sub-administration and sub-accounting services to the Fund pursuant to an agreement with New York Life Investments. These services include calculating the daily NAVs of the Fund, maintaining the general ledger and sub-ledger accounts for the calculation of the Fund's NAVs, and assisting New York Life Investments in conducting various aspects of the Fund's administrative operations. For providing these services to the Fund, JPMorgan is compensated by New York Life Investments.
Prior to November 23, 2020, these services were provided by State Street.
Pursuant to an agreement between the Trust and New York Life Investments, New York Life Investments is responsible for providing or procuring certain regulatory reporting services for the Fund. The Fund will reimburse New York Life Investments for the actual costs incurred by New York Life Investments in connection with providing or procuring these services for the Fund.
(B) Distribution and Service Fees.  The Trust, on behalf of the Fund, has entered into a distribution agreement with NYLIFE Distributors LLC (the “Distributor”), an affiliate of New York Life Investments. The Fund has adopted distribution plans (the “Plans”) in accordance with the provisions of Rule 12b-1 under the 1940 Act.
Pursuant to the Class A and Investor Class Plans, the Distributor receives a monthly fee from the Class A and Investor Class shares at an annual rate of 0.25% of the average daily net assets of the Class A and Investor Class shares for distribution and/or service activities as designated by the Distributor. Pursuant to the Class B and Class C Plans, Class B and Class C shares pay the Distributor a monthly distribution fee at an annual rate of 0.75% of the average daily net assets of the Class B and Class C shares, along with a service fee at an annual rate of 0.25% of the average daily net assets of the Class B and Class C shares, for a total 12b-1 fee of 1.00%. Pursuant to the Class R3 Plan, Class R3 shares pay the Distributor a monthly distribution fee at an annual rate of 0.25% of the average daily net assets of the Class R3 shares, along with a service fee at an annual rate of 0.25% of the average daily net assets of the Class R3 shares, for a total 12b-1 fee of 0.50%. Class I and Class R6 shares are not subject to a distribution and/or service fee.
The Plans provide that the distribution and service fees are payable to the Distributor regardless of the amounts actually expended by the Distributor for distribution of the Fund's shares and service activities.
In accordance with the Shareholder Services Plans for the Class R3 shares, the Manager has agreed to provide, through its affiliates or independent third parties, various shareholder and administrative support services to shareholders of the Class R3 shares. For its services, the Manager, its affiliates or independent third-party service providers are

24	MainStay WMC Enduring Capital Fund

entitled to a shareholder service fee accrued daily and paid monthly at an annual rate of 0.10% of the average daily net assets of the Class R3 shares. This is in addition to any fees paid under the Class R3 Plan.
During the year ended October 31, 2021, shareholder service fees incurred by the Fund were as follows:

Class R3	$ 311
(C) Sales Charges.  The Fund was advised by the Distributor that the amount of initial sales charges retained on sales of Class A and Investor Class shares during the year ended October 31, 2021, were $26,586 and $6,268, respectively.
The Fund was also advised that the Distributor retained CDSCs on redemptions of Class A, Class B and Class C shares during the year ended October 31, 2021, of $463, $1,206 and $311, respectively.
(D) Transfer, Dividend Disbursing and Shareholder Servicing Agent. NYLIM Service Company LLC, an affiliate of New York Life Investments, is the Fund's transfer, dividend disbursing and shareholder servicing agent pursuant to an agreement between NYLIM Service Company LLC and the Trust. NYLIM Service Company LLC has entered into an agreement with DST Asset Manager Solutions, Inc. ("DST"), pursuant to which DST performs certain transfer agent services on behalf of NYLIM Service Company LLC. New York Life Investments has contractually agreed to limit the transfer agency expenses charged to the Fund’s share classes to a maximum of 0.35% of that share class’s average daily net assets on an annual basis after deducting any applicable Fund or class-level expense reimbursement or small account fees. This agreement will remain in effect until February 28, 2022, and shall renew automatically for one-year terms unless New York Life Investments provides written notice of termination prior to the start of the next term or upon approval of the Board. During the year ended October 31, 2021, transfer agent expenses incurred by the Fund and any reimbursements, pursuant to the aforementioned Transfer Agency expense limitation agreement, were as follows:
Class	Expense	Waived
Class A	$75,201	$—
Investor Class	73,439	—
Class B	14,694	—
Class C	68,360	—
Class I	55,775	—
Class R3	164	—
Class R6	5,985	—
(E) Small Account Fee.  Shareholders with small accounts adversely impact the cost of providing transfer agency services. In an effort to reduce total transfer agency expenses, the Fund has implemented a small account fee on certain types of accounts. As described in the Fund's prospectus, certain shareholders with an account balance of less than $1,000 ($5,000 for Class A share accounts) are charged an annual per account fee of $20 (assessed semi-annually), the proceeds from which offset transfer agent fees as reflected in the Statement of Operations. This small account fee will not apply to certain types of accounts as described further in the Fund’s prospectus.
(F) Investments in Affiliates (in 000’s).  During the year ended October 31, 2021, purchases and sales transactions, income earned from investments and shares held of investment companies managed by New York Life Investments or its affiliates were as follows:
Affiliated Investment Companies	Value, Beginning of Year	Purchases at Cost	Proceeds from Sales	Net Realized Gain/(Loss) on Sales	Change in Unrealized Appreciation/ (Depreciation)	Value, End of Year	Dividend Income	Other Distributions	Shares End of Year
MainStay U.S. Government Liquidity Fund	$ 71	$ 101,563	$ (99,248)	$ —	$ —	$ 2,386	$ —(a)	$ —	2,386

(a)	Less than $500.

(G) Capital. As of October 31, 2021, New York Life and its affiliates beneficially held shares of the Fund with the values and percentages of net assets as follows:
Class R3	$60,248	12.6%
Class R6	42,425	0.0‡

‡	Less than one-tenth of a percent.
Note 4-Federal Income Tax
As of October 31, 2021, the cost and unrealized appreciation (depreciation) of the Fund’s investment portfolio, including applicable derivative contracts and other financial instruments, as determined on a federal income tax basis, were as follows:
	Federal Tax Cost	Gross Unrealized Appreciation	Gross Unrealized (Depreciation)	Net Unrealized Appreciation/ (Depreciation)
Investments in Securities	$580,489,716	$122,932,489	$(3,930,710)	$119,001,779
25

Notes to Financial Statements (continued)
As of October 31, 2021, the components of accumulated gain (loss) on a tax basis were as follows:
Ordinary income	Accumulated Capital and Other Gain (Loss)	Unrealized Appreciation (Depreciation)	Total Accumulated Gain (Loss)
$24,816,380	$33,082,907	$119,001,779	$176,901,066
The difference between book-basis and tax-basis unrealized appreciation (depreciation) is primarily due to wash sale adjustments.
The following table discloses the current year reclassifications between total distributable earnings (loss) and additional paid-in capital arising from permanent differences; net assets as of October 31, 2021 were not affected.
Total Distributable Earnings (Loss)	Additional Paid-In Capital
$(15,593,398)	$15,593,398
The Fund utilized $363,834 of capital loss carryforwards during the year ended October 31, 2021.
During the years ended October 31, 2021 and October 31, 2020, the tax character of distributions paid as reflected in the Statements of Changes in Net Assets was as follows:
	2021	2020
Distributions paid from:
Ordinary Income	$1,090,371	$ 2,154,756
Long-Term Capital Gains	—	9,535,910
Total	$1,090,371	$11,690,666
Note 5–Custodian
JPMorgan is the custodian of cash and securities held by the Fund. Custodial fees are charged to the Fund based on the Fund's net assets and/or the market value of securities held by the Fund and the number of certain transactions incurred by the Fund.
Prior to November 23, 2020, these services were provided by State Street. The services provided by State Street were a direct expense of the Fund and are included in the Statement of Operations as Custodian fees which totaled $1,419 for the period November 1, 2020 through November 22, 2020.
Note 6–Line of Credit
The Fund and certain other funds managed by New York Life Investments maintain a line of credit with a syndicate of banks in order to secure a source of funds for temporary purposes to meet unanticipated or excessive redemption requests.
Effective July 27, 2021, under the credit agreement (the “Credit Agreement”), the aggregate commitment amount is $600,000,000 with an additional uncommitted amount of $100,000,000. The commitment fee is an annual rate of 0.15% of the average commitment amount payable quarterly, regardless of usage, to JPMorgan, who serves as the agent to the syndicate. The commitment fee is allocated among the Fund and certain other funds managed by New York Life Investments based upon their respective net assets and other factors. Interest on any revolving credit loan is charged based upon the Federal Funds Rate or the one-month London Interbank Offered Rate (“LIBOR”), whichever is higher. The Credit Agreement expires on July 26, 2022, although the Fund, certain other funds managed by New York Life Investments and the syndicate of banks may renew the Credit Agreement for an additional year on the same or different terms or enter into a credit agreement with a different syndicate of banks. Prior to July 27, 2021, the aggregate commitment amount and the commitment fee were the same as those under the current Credit Agreement. During the year ended October 31, 2021, there were no borrowings made or outstanding with respect to the Fund under the Credit Agreement.
Note 7–Interfund Lending Program
Pursuant to an exemptive order issued by the SEC, the Fund, along with certain other funds managed by New York Life Investments, may participate in an interfund lending program. The interfund lending program provides an alternative credit facility that permits the Fund and certain other funds managed by New York Life Investments to lend or borrow money for temporary purposes directly to or from one another, subject to the conditions of the exemptive order. During the year ended October 31, 2021, there were no interfund loans made or outstanding with respect to the Fund.
Note 8–Purchases and Sales of Securities (in 000’s)
During the year ended October 31, 2021, purchases and sales of securities, other than short-term securities, were $111,519 and $273,666, respectively.
Note 9–Capital Share Transactions
Transactions in capital shares for the years ended October 31, 2021 and October 31, 2020, were as follows:

26	MainStay WMC Enduring Capital Fund

Class A	Shares	Amount
Year ended October 31, 2021:
Shares sold	629,407	$ 20,661,799
Shares issued in connection with the acquisition of MainStay Epoch U.S. All Cap Fund	1,545,799	50,867,461
Shares issued in connection with the acquisition of MainStay MacKay U.S. Equity Opportunities Fund	1,903,874	62,650,579
Shares issued to shareholders in reinvestment of distributions	20,437	567,749
Shares redeemed	(718,791)	(23,585,068)
Net increase (decrease) in shares outstanding before conversion	3,380,726	111,162,520
Shares converted into Class A (See Note 1)	331,330	10,668,239
Shares converted from Class A (See Note 1)	(98)	(2,684)
Net increase (decrease)	3,711,958	$ 121,828,075
Year ended October 31, 2020:
Shares sold	371,300	$ 8,874,189
Shares issued to shareholders in reinvestment of distributions	157,411	3,758,985
Shares redeemed	(681,380)	(16,032,818)
Net increase (decrease) in shares outstanding before conversion	(152,669)	(3,399,644)
Shares converted into Class A (See Note 1)	104,209	2,571,686
Shares converted from Class A (See Note 1)	(3,304)	(71,354)
Net increase (decrease)	(51,764)	$ (899,312)

Investor Class	Shares	Amount
Year ended October 31, 2021:
Shares sold	42,505	$ 1,372,487
Shares issued in connection with the acquisition of MainStay Epoch U.S. All Cap Fund	319,550	10,519,323
Shares issued in connection with the acquisition of MainStay MacKay U.S. Equity Opportunities Fund	145,980	4,805,532
Shares issued to shareholders in reinvestment of distributions	3,475	96,668
Shares redeemed	(62,442)	(1,996,602)
Net increase (decrease) in shares outstanding before conversion	449,068	14,797,408
Shares converted into Investor Class (See Note 1)	18,310	582,017
Shares converted from Investor Class (See Note 1)	(293,620)	(9,430,654)
Net increase (decrease)	173,758	$ 5,948,771
Year ended October 31, 2020:
Shares sold	56,719	$ 1,340,955
Shares issued to shareholders in reinvestment of distributions	41,039	981,666
Shares redeemed	(95,721)	(2,291,076)
Net increase (decrease) in shares outstanding before conversion	2,037	31,545
Shares converted into Investor Class (See Note 1)	16,201	379,207
Shares converted from Investor Class (See Note 1)	(85,403)	(2,129,027)
Net increase (decrease)	(67,165)	$ (1,718,275)

Class B	Shares	Amount
Year ended October 31, 2021:
Shares sold	2,818	$ 77,793
Shares issued in connection with the acquisition of MainStay Epoch U.S. All Cap Fund	56,787	1,683,892
Shares redeemed	(34,885)	(1,022,198)
Net increase (decrease) in shares outstanding before conversion	24,720	739,487
Shares converted from Class B (See Note 1)	(36,451)	(1,053,903)
Net increase (decrease)	(11,731)	$ (314,416)
Year ended October 31, 2020:
Shares sold	10,544	$ 208,129
Shares issued to shareholders in reinvestment of distributions	11,381	246,389
Shares redeemed	(37,905)	(829,164)
Net increase (decrease) in shares outstanding before conversion	(15,980)	(374,646)
Shares converted from Class B (See Note 1)	(30,111)	(643,112)
Net increase (decrease)	(46,091)	$ (1,017,758)

27

Notes to Financial Statements (continued)
Class C	Shares	Amount
Year ended October 31, 2021:
Shares sold	16,835	$ 458,023
Shares issued in connection with the acquisition of MainStay Epoch U.S. All Cap Fund	69,442	2,057,308
Shares issued in connection with the acquisition of MainStay MacKay U.S. Equity Opportunities Fund	1,092,350	32,362,061
Shares redeemed	(318,984)	(9,452,874)
Net increase (decrease) in shares outstanding before conversion	859,643	25,424,518
Shares converted from Class C (See Note 1)	(25,621)	(763,015)
Net increase (decrease)	834,022	$ 24,661,503
Year ended October 31, 2020:
Shares sold	27,320	$ 517,704
Shares issued to shareholders in reinvestment of distributions	21,541	465,937
Shares redeemed	(234,136)	(5,092,314)
Net increase (decrease) in shares outstanding before conversion	(185,275)	(4,108,673)
Shares converted from Class C (See Note 1)	(4,980)	(107,400)
Net increase (decrease)	(190,255)	$ (4,216,073)

Class I	Shares	Amount
Year ended October 31, 2021:
Shares sold	1,135,325	$ 35,962,374
Shares issued in connection with the acquisition of MainStay Epoch U.S. All Cap Fund	3,846,331	127,191,639
Shares issued in connection with the acquisition of MainStay MacKay U.S. Equity Opportunities Fund	1,443,561	47,736,105
Shares issued to shareholders in reinvestment of distributions	14,290	398,556
Shares redeemed	(3,390,505)	(113,090,422)
Net increase (decrease) in shares outstanding before conversion	3,049,002	98,198,252
Shares converted from Class I (See Note 1)	(887,869)	(29,360,331)
Net increase (decrease)	2,161,133	$ 68,837,921
Year ended October 31, 2020:
Shares sold	209,862	$ 4,279,265
Shares issued to shareholders in reinvestment of distributions	252,734	6,052,970
Shares redeemed	(2,876,895)	(68,274,019)
Net increase (decrease)	(2,414,299)	$ (57,941,784)

Class R3	Shares	Amount
Year ended October 31, 2021:
Shares sold	6,288	$ 208,023
Shares issued to shareholders in reinvestment of distributions	30	832
Shares redeemed	(1,534)	(48,435)
Net increase (decrease)	4,784	$ 160,420
Year ended October 31, 2020:
Shares sold	2,143	$ 50,963
Shares issued to shareholders in reinvestment of distributions	422	10,034
Shares redeemed	(3,390)	(77,895)
Net increase (decrease)	(825)	$ (16,898)

Class R6	Shares	Amount
Year ended October 31, 2021: (a)
Shares sold	332,147	$ 12,189,729
Shares issued in connection with the acquisition of MainStay Epoch U.S. All Cap Fund	8,858,124	292,923,086
Shares redeemed	(2,973,906)	(104,254,458)
Net increase (decrease) in shares outstanding before conversion	6,216,365	200,858,357
Shares converted into Class R6 (See Note 1)	887,869	29,360,331
Net increase (decrease)	7,104,234	$ 230,218,688

(a)	The inception of the class was April 26, 2021.
Note 10-Fund Acquisition
At a meeting held on February 3, 2021, the Board approved the acquisition of the assets and assumption of liabilities of the MainStay Epoch U.S. All Cap Fund and MainStay MacKay U.S. Equity Opportunities Fund in exchange for shares of the Fund, followed by the complete liquidation of the MainStay Epoch U.S. All Cap Fund and MainStay MacKay U.S. Equity Opportunities Fund (the “Reorganizations”). The Reorganizations were completed on April 23, 2021. The shareholders of MainStay Epoch U.S. All Cap Fund and MainStay MacKay U.S. Equity Opportunities Fund received the same class of shares of the Fund in a tax free transaction. The shares were issued at NAV on April 23, 2021.
The aggregate net assets of the Fund immediately before the Reorganizations were $187,724,016, and the combined net assets after the Reorganizations were $820,521,002.

28	MainStay WMC Enduring Capital Fund

The chart below shows a summary of net assets, shares outstanding, net asset value per share outstanding and total distributable earnings (loss), before and after the Reorganizations:
	Before Reorganizations			After Reorganizations
	MainStay Epoch U.S. All Cap Fund	MainStay MacKay U.S. Equity Opportunities Fund	MainStay WMC Enduring Capital Fund	MainStay WMC Enduring Capital Fund
Net Assets:
Class A	$ 50,867,461	$62,650,579	$87,142,173	$200,660,213
Investor Class	10,519,323	4,805,532	17,434,982	32,759,837
Class B	1,683,892	—	4,099,234	5,783,126
Class C	2,057,308	32,362,061	6,361,805	40,781,174
Class I	127,191,639	47,736,105	72,422,410	247,350,154
Class R3	—	—	263,412	263,412
Class R6	292,923,086	—	—	292,923,086
Shares Outstanding:
Class A	3,212,607	10,880,048	2,648,143	6,097,816
Investor Class	706,000	869,370	529,629	995,159
Class B	184,739	—	138,242	195,029
Class C	225,389	8,073,963	214,736	1,376,528
Class I	6,191,031	8,105,427	2,190,089	7,479,981
Class R3	—	—	8,046	8,046
Class R6	14,258,883	—	—	8,858,124
Net Asset Value Per Share Outstanding:
Class A	$ 15.83	$ 5.76	$ 32.91	$ 32.91
Investor Class	$ 14.90	$ 5.53	$ 32.92	$ 32.92
Class B	$ 9.12	$ —	$ 29.65	$ 29.65
Class C	$ 9.13	$ 4.01	$ 29.63	$ 29.63
Class I	$ 20.54	$ 5.89	$ 33.07	$ 33.07
Class R3	$ —	$ —	$ 32.74	$ 32.74
Class R6	$ 20.54	$ —	$ —	$ 33.07
Total distributable earnings (loss)	$ 72,877,246	$17,038,871	$68,125,333	$111,784,098

Assuming the Reorganizations had been completed on November 1, 2020, the beginning of the annual reporting period of the Fund, the Fund’s pro forma results of operations for the year ended October 31, 2021, are as follows (Unaudited):
Net investment income (loss)	$ 1,458,570
Net realized and unrealized gain (loss)	335,172,085
Net change in net assets resulting from operations	$336,630,655
Because the combined investment portfolios have been managed as a single integrated portfolio since the acquisition was completed, it is not practicable to separate the amounts of revenue and earnings of MainStay Epoch U.S. All Cap Fund and MainStay MacKay U.S. Equity Opportunities Fund that have been included in MainStay WMC Enduring Capital Fund's statement of operations since October 31, 2021.
For financial reporting purposes, assets received and shares issued by the Fund were recorded at fair value; however, the cost basis of the investments received from MainStay Epoch U.S. All Cap Fund and MainStay MacKay U.S. Equity Opportunities Fund, in the amount of $437,024,665 and $132,966,049, respectively, were carried forward to align ongoing reporting of the Fund’s realized and unrealized gains and losses with amounts distributable to shareholders for tax purposes.
Note 11-Litigation
The Fund has been named as a defendant in the case entitled Kirschner v. FitzSimons, No. 12-2652 (S.D.N.Y.) (the “FitzSimons action”) as a result of its ownership of shares in the Tribune Company (“Tribune”) in 2007 when Tribune effected a leveraged buyout transaction (“LBO”) by which Tribune converted to a privately-held company. In its complaint, the plaintiff asserts claims against certain insiders, shareholders, professional advisers, and others involved in the LBO.

29

Notes to Financial Statements (continued)
Separately, the complaint also seeks to obtain from former Tribune shareholders, including the Fund, any proceeds they received in connection with the LBO. The sole claim and cause of action brought against the Fund is for fraudulent conveyance pursuant to United States Bankruptcy Code Section 548(a)(1)(A).
In June 2011, certain Tribune creditors filed numerous additional actions asserting state law constructive fraudulent conveyance claims (the “SLCFC actions”) against specifically-named former Tribune shareholders and, in some cases, putative defendant classes comprised of former Tribune shareholders. One of the SLCFC actions, entitled Deutsche Bank Trust Co. Americas v. Blackrock Institutional Trust Co., No. 11-9319 (S.D.N.Y.) (the “Deutsche Bank action”), named the Fund as a defendant.
The FitzSimons action and Deutsche Bank action have been consolidated with the majority of the other Tribune LBO-related lawsuits in a multidistrict litigation proceeding entitled In re Tribune Co. Fraudulent Conveyance Litig., No. 11-md-2296 (S.D.N.Y.) (the “MDL Proceeding”).
On September 23, 2013, the District Court granted the defendants’ motion to dismiss the SLCFC actions, including the Deutsche Bank action, on the basis that the plaintiffs did not have standing to pursue their claims. On September 30, 2013, the plaintiffs in the SLCFC actions filed a notice of appeal to the United States Court of Appeals for the Second Circuit. On October 28, 2013, the defendants filed a joint notice of cross-appeal of that same order. On November 5, 2014, the Second Circuit Court of Appeals held an oral argument on appeal. On March 29, 2016, the United States Court of Appeals for the Second Circuit issued its opinion on the appeal of the SLCFC actions. The appeals court affirmed the District Court’s dismissal of those lawsuits, but on different grounds than the District Court. The appeals court held that while the plaintiffs have standing under the U.S. Bankruptcy Code, their claims were pre-empted by Section 546(e) of the Bankruptcy Code—the statutory safe harbor for settlement payments. On April 12, 2016, the plaintiffs in the SLCFC actions filed a petition seeking rehearing en banc before the appeals court. On July 22, 2016, the appeals court denied the petition. On September 9, 2016, the plaintiffs filed a petition for writ of certiorari in the U.S. Supreme Court challenging the Second Circuit’s decision that the safe harbor of Section 546(e) applied to their claims. Certain shareholder defendants filed a joint brief in opposition to the petition for certiorari on October 24, 2016. The plaintiffs filed a reply in support of the petition on November 4, 2016. On April 3, 2018, Justice Kennedy and Justice Thomas issued a “Statement” related to the petition for certiorari suggesting that the Second Circuit and/or District Court may want to take steps to reexamine the application of the Section 546(e) safe harbor to the previously dismissed state law constructive fraudulent transfer claims based on the Supreme Court’s decision in Merit Management Group LP v. FTI Consulting, Inc. On April 10, 2018, the plaintiffs filed in the Second Circuit a motion for that court to recall its mandate, vacate its prior decision, and remand to the District Court for further proceedings consistent with Merit Management. On April 20, 2018, the shareholder defendants filed a response to the plaintiffs’ motion to recall the mandate. On May 15, 2018, the Second Circuit issued an order recalling the mandate “in anticipation of further panel review.” On December 19,
2019, the Second Circuit issued an amended opinion that again affirmed the district court’s ruling on the basis that plaintiffs’ claims were preempted by Section 546(e) of the Bankruptcy Code. Plaintiffs filed a motion for rehearing and rehearing en banc on January 2, 2020, which was denied on February 6, 2020. Plaintiffs filed a new petition for certiorari with the Supreme Court on July 6, 2020. In that petition, plaintiffs stated that “[t]o make it more likely that there will be a quorum for this petition,” they have “abandon[ed] the case and let the judgment below stand” with respect to certain defendants. That list did not include the Fund. Defendants filed an opposition to the certiorari petition on August 26, 2020. Plaintiffs filed a reply in support of the petition for certiorari on September 8, 2020. On March 12, 2021, the Solicitor General filed an amicus brief recommending that certiorari be denied. Plaintiffs filed a supplemental brief in response to the Solicitor General’s amicus brief on March 31, 2021, and Defendants filed a supplemental brief on April 1, 2021. The Supreme Court denied the petition for certiorari on April 19, 2021.
On August 2, 2013, the plaintiff in the FitzSimons action filed a Fifth Amended Complaint. On May 23, 2014, the defendants filed motions to dismiss the FitzSimons action, including a global motion to dismiss Count I, which is the claim brought against former Tribune shareholders for intentional fraudulent conveyance under U.S. federal law. On January 6, 2017, the United States District Court for the Southern District of New York granted the shareholder defendants’ motion to dismiss the intentional fraudulent conveyance claim in the FitzSimons action. In dismissing the intentional fraudulent conveyance claim, the Court denied the plaintiff’s request to amend the complaint. The Court’s order is not immediately appealable, but the plaintiff has asked the Court to direct entry of a final judgment in order to make the order immediately appealable. On February 23, 2017, the Court issued an order stating that it intends to permit an interlocutory appeal of the dismissal order, but will wait to do so until it has resolved outstanding motions to dismiss filed by other defendants.
On July 18, 2017, the plaintiff submitted a letter to the District Court seeking leave to amend its complaint to add a constructive fraudulent transfer claim. The shareholder defendants opposed that request.
On August 24, 2017, the Court denied the plaintiff’s request without prejudice to renewal of the request in the event of an intervening change in the law. On March 8, 2018, the plaintiff renewed his request for leave to file a motion to amend the complaint to assert a constructive fraudulent transfer claim based on the Supreme Court’s ruling in Merit Management. The shareholder defendants opposed that request. On June 18, 2018, the District Court ordered that the request would be stayed pending further action by the Second Circuit in the still-pending appeal, discussed above. On December 18, 2018, the plaintiff filed a letter with the District Court requesting that the stay be dissolved in order to permit briefing on the motion to amend the complaint and indicating the plaintiff’s intention to file another motion to amend the complaint to reinstate claims for intentional fraudulent transfer. The shareholder defendants opposed that request. On January 14, 2019, the Court held a case management conference, during which the Court stated that it

30	MainStay WMC Enduring Capital Fund

would not lift the stay prior to further action from the Second Circuit. The Court stated that it would allow the plaintiff to file a motion to amend to try to reinstate its intentional fraudulent transfer claim. On January 23, 2019, the Court ordered the parties still facing pending claims to participate in a mediation. On March 27, 2019, the Court held a telephone conference and decided to allow the plaintiff to file a motion for leave to amend. On April 4, 2019, the plaintiff filed a motion to amend the Fifth Amended Complaint to assert a federal constructive fraudulent transfer claim against certain shareholder defendants. On April 10, 2019, the shareholder defendants filed a brief in opposition to the plaintiff’s motion to amend. On April 12, 2019, the plaintiff filed a reply brief. The Court denied leave to amend the complaint on April 23, 2019. On June 13, 2019, the Court entered judgment pursuant to Rule 54(b), which would permit an appeal of the Court’s dismissal of the claim against the shareholder defendants. On July 15, 2019, the Trustee filed a notice of appeal to the Second Circuit. Appellant filed his brief on January 7, 2020. The shareholder defendants filed an opposition brief on April 27, 2020, and Appellant filed a reply brief on May 18, 2020. The Court held oral argument on August 24, 2020 and, on August 20, 2021, affirmed the district court's dismissal of plaintiff's intentional fraudulent conveyance claims and denial of leave to amend. Plaintiff filed a petition for rehearing en banc on September 3, 2021. The petition was denied on October 7, 2021. In addition, the District Court has entered two bar orders in connection with the plaintiff’s settlement with certain non-shareholder defendants. The orders bar claims against the settling defendants, but contain a judgment reduction provision that preserves the value of any potential claim by a shareholder defendant against a settling defendant. Specifically, the judgment reduction provision reduces the amount of money recoverable against a shareholder defendant to the extent the shareholder defendant could have recovered on a claim against a settling defendant.
The value of the proceeds received by the Fund in connection with the LBO and the Fund's cost basis in shares of Tribune was as follows:
Fund	Proceeds	Cost Basis
MainStay WMC Enduring Capital Fund*	$797,198	$773,884

*	Includes amounts received by MainStay MacKay U.S. Equity Opportunities Fund as a result of fund acquisition (see Note 10).
At this stage of the proceedings, the Fund does not believe a loss is probable; however, it is difficult to assess with any reasonable certainty the outcome of the pending litigation or the effect, if any, on the Fund's net asset value.
Note 12–Other Matters
An outbreak of COVID-19, first detected in December 2019, has developed into a global pandemic and has resulted in travel restrictions, closure of international borders, certain businesses and securities markets, restrictions on securities trading activities, prolonged quarantines, supply chain disruptions, and lower consumer demand, as well as general concern and uncertainty. The continued impact of COVID-19 and related new variants is uncertain and could further adversely affect the global economy, national economies, individual issuers and capital markets in unforeseeable ways and result in a substantial and extended economic downturn. Developments that disrupt global economies and financial markets, such as COVID-19, may magnify factors that affect the Fund's performance.
Note 13–Subsequent Events
In connection with the preparation of the financial statements of the Fund as of and for the year ended October 31, 2021, events and transactions subsequent to October 31, 2021, through the date the financial statements were issued have been evaluated by the Manager for possible adjustment and/or disclosure. No subsequent events requiring financial statement adjustment or disclosure have been identified.
31

Report of Independent Registered Public Accounting Firm
To the Shareholders of the Fund and Board of Trustees
The MainStay Funds:
Opinion on the Financial Statements
We have audited the accompanying statement of assets and liabilities of MainStay WMC Enduring Capital Fund (formerly, MainStay MacKay Common Stock Fund) (the Fund), one of the funds constituting The MainStay Funds, including the portfolio of investments, as of October 31, 2021, the related statement of operations for the year then ended, the statements of changes in net assets for each of the years in the two-year period then ended, and the related notes (collectively, the financial statements) and the financial highlights for each of the years or periods in the five-year period then ended. In our opinion, the financial statements and financial highlights present fairly, in all material respects, the financial position of the Fund as of October 31, 2021, the results of its operations for the year then ended, the changes in its net assets for each of the years in the two-year period then ended, and the financial highlights for each of the years or periods in the five-year period then ended, in conformity with U.S. generally accepted accounting principles.
Basis for Opinion
These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.
We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement, whether due to error or fraud. Our audits included performing procedures to assess the risks of material misstatement of the financial statements and financial highlights, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements and financial highlights. Such procedures also included confirmation of securities owned as of October 31, 2021, by correspondence with the custodian and the transfer agent. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements and financial highlights. We believe that our audits provide a reasonable basis for our opinion.
We have served as the auditor of one or more New York Life Investment Management investment companies since 2003.
Philadelphia, Pennsylvania
December 24, 2021
32	MainStay WMC Enduring Capital Fund

Federal Income Tax
Information   (Unaudited)
The Fund is required under the Internal Revenue Code to advise shareholders in a written statement as to the federal tax status of dividends paid by the Fund during such fiscal years.
For the fiscal year ended October 31, 2021, the Fund designated approximately $1,072,916 under the Internal Revenue Code as qualified dividend income eligible for reduced tax rates.
The dividends paid by the Fund during the fiscal year ended October 31, 2021 should be multiplied by 98.33% to arrive at the amount eligible for the corporate dividend-received deduction.
In February 2022, shareholders will receive an IRS Form 1099-DIV or substitute Form 1099, which will show the federal tax status of the distributions received by shareholders in calendar year 2021. The amounts that will be reported on such 1099-DIV or substitute Form 1099 will be the amounts you are to use on your federal income tax return and will differ from the amounts which we must report for the Fund's fiscal year ended October 31, 2021.
Proxy Voting Record
The Fund is required to file with the SEC its proxy voting records for the 12-month period ending June 30 on Form N-PX. The most recent Form N-PX or proxy voting record is available free of charge upon request by calling 800-624-6782; visiting the MainStay Funds’ website at newyorklifeinvestments.com; or visiting the SEC’s website at www.sec.gov.
Shareholder Reports and Quarterly Portfolio Disclosure
The Fund is required to file its complete schedule of portfolio holdings with the SEC 60 days after its first and third fiscal quarter on Form N-PORT. The Fund's holdings report is available free of charge upon request by calling New York Life Investments at 800-624-6782.
33

Board of Trustees and Officers (Unaudited)
The Trustees and officers of the Fund are listed below. The Board oversees the MainStay Group of Funds (which consists of MainStay Funds and MainStay Funds Trust), MainStay VP Funds Trust, MainStay MacKay DefinedTerm Municipal Opportunities Fund, MainStay CBRE Global Infrastructure Megatrends Fund, the Manager and the Subadvisors, and elects the officers of the Funds who are responsible for the day-to-day operations of the Fund. Information pertaining to the Trustees and officers is set forth below. Each Trustee serves until his or her successor is elected and qualified or until his or her resignation, death or removal. Under the Board’s retirement policy, unless an exception is made, a Trustee must tender his or her resignation by the end of the calendar year during which he or she reaches the age of 75. Mr. Nolan reached the age of 75 during the calendar year 2021. Accordingly, Mr. Nolan is expected to serve until the end of calendar year 2021, at which time he intends to retire. Additionally, Ms. Hammond was appointed as a Trustee of the Fund effective as of Mr. Nolan's retirement. Officers are elected annually by the Board. The business address of each Trustee and officer listed below is 51 Madison Avenue, New York, New York 10010. A majority of the Trustees are not “interested persons” (as defined by the 1940 Act and rules adopted by the SEC thereunder) of the Fund (“Independent Trustees”).
Name and Year of Birth	Term of Office, Position(s) Held and Length of Service	Principal Occupation(s) During Past Five Years	Number of Portfolios in Fund Complex Overseen by Trustee	Other Directorships Held by Trustee

Yie-Hsin Hung* 1962	MainStay Funds: Trustee since 2017; MainStay Funds Trust: Trustee since 2017	Senior Vice President of New York Life since joining in 2010, Member of the Executive Management Committee since 2017, Chief Executive Officer, New York Life Investment Management Holdings LLC & New York Life Investment Management LLC since 2015. Senior Managing Director and Co-President of New York Life Investment Management LLC from January 2014 to May 2015. Previously held positions of increasing responsibility, including head of NYLIM International, Alternative Growth Businesses, and Institutional investments since joining New York Life in 2010	78	MainStay VP Funds Trust:
Trustee since 2017 (31 portfolios);
MainStay MacKay DefinedTerm Municipal Opportunities Fund: Trustee
since 2017; and
MainStay CBRE Global Infrastructure Megatrends Fund: Trustee
since June 2021
*	This Trustee is considered to be an “interested person” of the MainStay Group of Funds, MainStay VP Funds Trust and MainStay MacKay DefinedTerm Municipal Opportunities Fund, within the meaning of the 1940 Act because of her affiliation with New York Life Insurance Company, New York Life Investment Management LLC, Candriam Belgium S.A., Candriam Luxembourg S.C.A., IndexIQ Advisors LLC, MacKay Shields LLC, NYL Investors LLC, NYLIFE Securities LLC and/or NYLIFE Distributors LLC, as described in detail above in the column entitled “Principal Occupation(s) During Past Five Years.”

Interested Trustee
34	MainStay WMC Enduring Capital Fund

Name and Year of Birth	Term of Office, Position(s) Held and Length of Service	Principal Occupation(s) During Past Five Years	Number of Portfolios in Fund Complex Overseen by Trustee	Other Directorships Held by Trustee

David H. Chow 1957	MainStay Funds: Trustee since 2016, Advisory Board Member (June 2015 to December 2015); MainStay Funds Trust: Trustee since 2016, Advisory Board Member (June 2015 to December 2015)	Founder and CEO, DanCourt Management, LLC since 1999	78	MainStay VP Funds Trust: Trustee since 2016, Advisory Board Member (June 2015 to December 2015) (31 portfolios);
MainStay MacKay DefinedTerm Municipal Opportunities Fund: Trustee since 2016, Advisory Board Member (June 2015 to December 2015);
				MainStay CBRE Global Infrastructure Megatrends Fund: Trustee since June 2021; Market Vectors Group of Exchange-Traded Funds: Independent Chairman of the Board of Trustees since 2008 and Trustee since 2006 (56 portfolios); and Berea College of Kentucky: Trustee since 2009, Chair of the Investment Committee since 2018
Susan B. Kerley 1951	MainStay Funds: Chairman since 2017 and Trustee since 2007; MainStay Funds Trust: Chairman since 2017 and Trustee since 1990**	President, Strategic Management Advisors LLC since 1990	78	MainStay VP Funds Trust: Chairman since January 2017 and Trustee since 2007 (31 portfolios)***;
MainStay MacKay DefinedTerm Municipal Opportunities Fund: Chairman since 2017 and Trustee since 2011;
				MainStay CBRE Global Infrastructure Megatrends Fund: Trustee since June 2021; and Legg Mason Partners Funds: Trustee since 1991 (45 portfolios)
Alan R. Latshaw 1951	MainStay Funds: Trustee; MainStay Funds Trust: Trustee since 2007**	Retired; Partner, Ernst & Young LLP (2002 to 2003); Partner, Arthur Andersen LLP (1989 to 2002); Consultant to the MainStay Funds Audit and Compliance Committee (2004 to 2006)	78	MainStay VP Funds Trust: Trustee since 2007 (31 portfolios)***;
MainStay MacKay DefinedTerm Municipal Opportunities Fund: Trustee since 2011; and
				MainStay CBRE Global Infrastructure Megatrends Fund: Trustee since June 2021
Richard H. Nolan, Jr. 1946	MainStay Funds: Trustee since 2007; MainStay Funds Trust: Trustee since 2007**	Managing Director, ICC Capital Management since 2004; President—Shields/Alliance, Alliance Capital Management (1994 to 2004)	78	MainStay VP Funds Trust: Trustee since 2006 (31 portfolios)***; and MainStay MacKay DefinedTerm Municipal Opportunities Fund: Trustee since 2011
Jacques P. Perold 1958	MainStay Funds: Trustee since 2016, Advisory Board Member (June 2015 to December 2015); MainStay Funds Trust: Trustee since 2016, Advisory Board Member (June 2015 to December 2015)	Founder and Chief Executive Officer, Capshift Advisors LLC (Since 2018); President, Fidelity Management & Research Company (2009 to 2014); President and Chief Investment Officer, Geode Capital Management, LLC (2001 to 2009)	78	MainStay VP Funds Trust: Trustee since 2016, Advisory Board Member (June 2015 to December 2015) (31 portfolios);
MainStay MacKay DefinedTerm Municipal Opportunities Fund: Trustee since 2016, Advisory Board Member (June 2015 to December 2015);
MainStay CBRE Global Infrastructure Megatrends Fund: Trustee since June 2021; Partners in Health: Trustee since 2019; Allstate Corporation: Director since 2015;
				and MSCI, Inc.: Director since 2017
Independent Trustees
35

Board of Trustees and Officers (Unaudited) (continued)
Name and Year of Birth	Term of Office, Position(s) Held and Length of Service	Principal Occupation(s) During Past Five Years	Number of Portfolios in Fund Complex Overseen by Trustee	Other Directorships Held by Trustee

Richard S. Trutanic 1952	MainStay Funds: Trustee since 1994; MainStay Funds Trust: Trustee since 2007**	Chairman and Chief Executive Officer, Somerset & Company (financial advisory firm) since 2004; Managing Director, The Carlyle Group (private investment firm) (2002 to 2004); Senior Managing Director, Partner and Board Member, Groupe Arnault S.A. (private investment firm) (1999 to 2002)	78	MainStay VP Funds Trust: Trustee since 2007 (31 portfolios)***;
MainStay MacKay DefinedTerm Municipal Opportunities Fund: Trustee since 2011; and MainStay CBRE Global Infrastructure Megatrends Fund; Trustee since June 2021
**	Includes prior service as a Director/Trustee of certain predecessor entities to MainStay Funds Trust.
***	Includes prior service as a Director of MainStay VP Series Fund, Inc., the predecessor to MainStay VP Funds Trust.

Name and Year of Birth	Term of Office, Position(s) Held and Length of Service	Principal Occupation(s) During Past Five Years	Number of Portfolios in Fund Complex Overseen by Trustee	Other Directorships Held by Trustee

Karen Hammond 1956	MainStay Funds: Advisory Board Member since June 2021; MainStay Funds Trust: Advisory Board Member since June 2021	Retired, Managing Director, Devonshire Investors (2007 to 2013); Senior Vice President, Fidelity Management & Research Co. (2005 to 2007); Senior Vice President and Corporate Treasurer, FMR Corp. (2003 to 2005); Chief Operating Officer, Fidelity Investments Japan (2001 to 2003)	78	MainStay VP Funds Trust: Advisory Board Member since June 2021 (31 portfolios);
MainStay MacKay DefinedTerm Municipal Opportunities Fund: Advisory Board Member since June 2021;
MainStay CBRE Global Infrastructure Megatrends Fund: Advisory Board Member since June 2021;
Two Harbors Investment Corp: Trustee since 2018, Chair of the Special Committee since 2019; Rhode Island School of Design: Trustee and Chair of the Finance Committee since 2015
Advisory Board Member	Independent Trustees
36	MainStay WMC Enduring Capital Fund

Name and Year of Birth	Position(s) Held and Length of Service	Principal Occupation(s) During Past Five Years

Kirk C. Lehneis 1974	President, MainStay Funds, MainStay Funds Trust since 2017	Chief Operating Officer and Senior Managing Director since 2016, New York Life Investment Management LLC; Chairman of the Board since 2017, NYLIFE Distributors LLC; Chairman of the Board, NYLIM Service Company LLC since 2017; Trustee, President and Principal Executive Officer of IndexIQ Trust, IndexIQ ETF Trust and IndexIQ Active ETF Trust since January 2018; President, MainStay MacKay DefinedTerm Municipal Opportunities Fund and MainStay VP Funds Trust since 2017** and MainStay CBRE Global Infrastructure Megatrends Fund since June 2021; Senior Managing Director, Global Product Development (2015 to 2016); Managing Director, Product Development (2010 to 2015), New York Life Investment Management LLC
Jack R. Benintende 1964	Treasurer and Principal Financial and Accounting Officer, MainStay Funds since 2007, MainStay Funds Trust since 2009	Managing Director, New York Life Investment Management LLC since 2007; Treasurer and Principal Financial and Accounting Officer, MainStay MacKay DefinedTerm Municipal Opportunities Fund since 2011, MainStay VP Funds Trust since 2007** and MainStay CBRE Global Infrastructure Megatrends Fund since June 2021; and Assistant Treasurer, New York Life Investment Management Holdings LLC (2008 to 2012)
J. Kevin Gao 1967	Secretary and Chief Legal Officer, MainStay Funds and MainStay Funds Trust since 2010	Managing Director and Associate General Counsel, New York Life Investment Management LLC since 2010; Secretary and Chief Legal Officer, MainStay MacKay DefinedTerm Municipal Opportunities Fund since 2011, MainStay VP Funds Trust since 2010** and MainStay CBRE Global Infrastructure Megatrends Fund since June 2021
Scott T. Harrington 1959	Vice President— Administration, MainStay Funds since 2005, MainStay Funds Trust since 2009	Managing Director, New York Life Investment Management LLC (including predecessor advisory organizations) since 2000; Member of the Board of Directors, New York Life Trust Company since 2009; Vice President—Administration, MainStay MacKay DefinedTerm Municipal Opportunities Fund since 2011, MainStay VP Funds Trust since 2005** and MainStay CBRE Global Infrastructure Megatrends Fund since June 2021
Kevin M. Bopp 1969	Vice President and Chief Compliance Officer, MainStay Funds and MainStay Funds Trust since 2021 and 2014 to 2020	Vice President and Chief Compliance Officer, New York Life Investments Alternatives LLC and New York Life Investment Management Holdings LLC since 2020; Vice President since 2018 and Chief Compliance Officer since 2016, New York Life Investment Management LLC; Vice President and Chief Compliance Officer, IndexIQ Advisors LLC, IndexIQ Holdings Inc., IndexIQ LLC and IndexIQ Trust since 2017; Director and Associate General Counsel (2011 to 2014) and Vice President and Assistant General Counsel (2010 to 2011), New York Life Investment Management LLC;Vice President and Chief Compliance Officer, MainStay VP Funds Trust and MainStay MacKay DefinedTerm Municipal Opportunities Fund since June 2021 and 2014 to 2020 and MainStay CBRE Global Infrastructure Megatrends Fund since June 2021; Assistant Secretary, MainStay Funds, MainStay Funds Trust and MainStay VP Funds Trust (2010 to 2014)**, MainStay MacKay DefinedTerm Municipal Opportunities Fund (2011 to 2014)
*	The officers listed above are considered to be “interested persons” of the MainStay Group of Funds, MainStay VP Funds Trust and MainStay MacKay DefinedTerm Municipal Opportunities Fund within the meaning of the 1940 Act because of their affiliation with the MainStay Group of Funds, New York Life Insurance Company and/or its affiliates, including New York Life Investment Management LLC, NYLIM Service Company LLC, NYLIFE Securities LLC and/or NYLIFE Distributors LLC, as described in detail in the column captioned “Principal Occupation(s) During Past Five Years.” Officers are elected annually by the Board.
**	Includes prior service as an Officer of MainStay VP Series Fund, Inc., the predecessor to MainStay VP Funds Trust.
Officers of the Trust (Who are not Trustees)*
37

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MainStay Funds
Equity
U.S. Equity
MainStay Epoch U.S. Equity Yield Fund
MainStay MacKay S&P 500 Index Fund
MainStay Winslow Large Cap Growth Fund
MainStay WMC Enduring Capital Fund
MainStay WMC Growth Fund
MainStay WMC Small Companies Fund
MainStay WMC Value Fund
International Equity
MainStay Epoch International Choice Fund
MainStay MacKay International Equity Fund
MainStay WMC International Research Equity Fund
Emerging Markets Equity
MainStay Candriam Emerging Markets Equity Fund
Global Equity
MainStay Epoch Capital Growth Fund
MainStay Epoch Global Equity Yield Fund
Fixed Income
Taxable Income
MainStay Candriam Emerging Markets Debt Fund
MainStay Floating Rate Fund
MainStay MacKay High Yield Corporate Bond Fund
MainStay MacKay Short Duration High Yield Fund
MainStay MacKay Strategic Bond Fund
MainStay MacKay Total Return Bond Fund
MainStay MacKay U.S. Infrastructure Bond Fund
MainStay Short Term Bond Fund
Tax-Exempt Income
MainStay MacKay California Tax Free Opportunities Fund1
MainStay MacKay High Yield Municipal Bond Fund
MainStay MacKay New York Tax Free Opportunities Fund2
MainStay MacKay Short Term Municipal Fund
MainStay MacKay Strategic Municipal Allocation Fund3
MainStay MacKay Tax Free Bond Fund
Money Market
MainStay Money Market Fund
Mixed Asset
MainStay Balanced Fund
MainStay Income Builder Fund
MainStay MacKay Convertible Fund
Speciality
MainStay CBRE Global Infrastructure Fund
MainStay CBRE Real Estate Fund
MainStay Cushing MLP Premier Fund
Asset Allocation
MainStay Conservative Allocation Fund
MainStay Conservative ETF Allocation Fund
MainStay Defensive ETF Allocation Fund
MainStay Equity Allocation Fund
MainStay Equity ETF Allocation Fund
MainStay ESG Multi-Asset Allocation Fund
MainStay Growth Allocation Fund
MainStay Growth ETF Allocation Fund
MainStay Moderate Allocation Fund
MainStay Moderate ETF Allocation Fund

Manager
New York Life Investment Management LLC
New York, New York
Subadvisors
Candriam Belgium S.A.4
Brussels, Belgium
Candriam Luxembourg S.C.A.4
Strassen, Luxembourg
CBRE Investment Management Listed Real Assets LLC
Radnor, Pennsylvania
Cushing Asset Management, LP
Dallas, Texas
Epoch Investment Partners, Inc.
New York, New York
MacKay Shields LLC4
New York, New York
NYL Investors LLC4
New York, New York
Wellington Management Company LLP
Boston, Massachusetts
Winslow Capital Management, LLC
Minneapolis, Minnesota
Legal Counsel
Dechert LLP
Washington, District of Columbia
Independent Registered Public Accounting Firm
KPMG LLP
Philadelphia, Pennsylvania
Distributor
NYLIFE Distributors LLC4
Jersey City, New Jersey
Custodian
JPMorgan Chase Bank, N.A.
New York, New York

  1.
This Fund is registered for sale in AZ, CA, NV, OR, TX, UT, WA and MI (Class A and I shares only), and CO, FL, GA, HI, ID, MA, MD, NH, NJ and NY (Class I shares only).
2.	This Fund is registered for sale in CA, CT, DE, FL, MA, NJ, NY and VT.
3.	Prior to November 30, 2021, the Fund's name was formerly MainStay MacKay Intermediate Tax Free Bond Fund.
4.	An affiliate of New York Life Investment Management LLC.
Not part of the Annual Report

For more information
800-624-6782
newyorklifeinvestments.com
“New York Life Investments” is both a service mark, and the common trade name, of certain investment advisors affiliated with New York Life Insurance Company. The MainStay Funds® are managed by New York Life Investment Management LLC and distributed by NYLIFE Distributors LLC, 30 Hudson Street, Jersey City, NJ 07302, a wholly owned subsidiary of New York Life Insurance Company. NYLIFE Distributors LLC is a Member FINRA/SIPC.
©2021 NYLIFE Distributors LLC. All rights reserved.
1716826MS180-21	MSWEC11-12/21
(NYLIM) NL528

MainStay WMC Value Fund
(formerly known as MainStay MAP Equity Fund)

Message from the President and Annual Report
October 31, 2021
Sign up for e-delivery of your shareholder reports. For full details on e-delivery, including who can participate and what you can receive via e-delivery, please log in to newyorklifeinvestments.com/accounts.
Not FDIC/NCUA Insured	Not a Deposit	May Lose Value	No Bank Guarantee	Not Insured by Any Government Agency

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Message from the President
An improved economic outlook provided support to both the equity and fixed-income markets during the 12-month reporting period ended October 31, 2021, but several factors agitated the markets at times, including inflation concerns, uncertainty about the Federal Reserve’s (“Fed”) policy, the re-emergence of COVID-19, and political standoffs in Washington. While stock markets posted solid gains, bonds finished down somewhat, due largely to a sell-off in U.S. Treasury issues early in the year.
The reporting period began with a dramatic shift in the market environment when the discovery of two COVID-19 vaccine candidates was announced. The $900 billion relief package passed in December also added to investor confidence. On the other hand, late in 2021, government inaction added to market uncertainty as Congress came to a stalemate over the debt ceiling and a $3.5 trillion reconciliation package.
As the reporting period progressed investors became increasingly focused on inflation, and a variety of developments fueled these concerns. Early in 2021, the Fed opted to leave interest rates unchanged, pointing to the low inflation rate. But, mindful of the Fed’s new, more lenient approach to pricing pressures—announced late in 2020—and of sizable fiscal spending enacted in response to the pandemic, investors grew concerned, which led to a sell-off in longer-dated Treasury issues in February and March.
Energy prices continued to rebound from a low point at the height of the pandemic in 2020, and shortages in various sectors, including semiconductors and construction supplies, resulted in rising prices. An anticipated $1+ trillion infrastructure spending bill added to inflation concerns. The Consumer Price Index, a measure of pricing pressures across the economy, ticked up in March, exceeded a 4% annualized rate in April, and remained above 5% through September.
In September, the Fed increased its forecast for inflation in 2021 from 3.4% to 4.2% and its forecast for 2022 from 2.1% to 2.2%. After the reporting period, Fed officials announced that a reduction in the Fed's bond purchasing program would begin in November 2021.
In fixed-income markets, these concerns and the sell-off in issues of longer-term Treasury bonds weighed on investment grade corporate bonds. Early in the reporting period, they performed well as the economic outlook improved, but pricing pressures and uncertainty about when the Fed would reduce its bond-purchasing program took a toll. High-yield bonds fared better, supported by more attractive yields and the improved outlook for economic growth.
In the municipal market, healthy fundamentals, $350 billion in financial support from the federal government, and the prospect of an increase in federal income tax rates on corporations and higher-earning households provided some support. But intermittent fears about the effect of the Delta variant of COVID-19, inflation concerns, and an anticipated rise in Treasury yields weighed on the market at times.
In equities, turmoil in the Treasury market led to a shift early in the reporting period. The rise of yields on longer Treasury issues disrupted the momentum of growth stocks as investors sought to capture the impact of improving economic growth by moving into more cyclical and value-oriented shares. But growth stocks rebounded later as concerns about the pace of the economic recovery arose with the emergence of the Delta variant. Although value stocks outperformed growth stocks in the first half of the reporting period, by the end of the reporting period, their returns were approximately even.
The performance of individual sectors within the S&P 500® Index, a widely regarded benchmark of market performance, varied widely, with inflation and interest-rate sensitive sectors leading. The energy sector more than doubled during the reporting period, followed by the financial sector, while the utilities and consumer staples sectors lagged. Foreign developed markets posted strong returns but underperformed the U.S. market somewhat. Emerging markets gained as well, but a lagging economic and pandemic recovery continued to hinder performance.
In light of higher inflation and rising interest rates, we at New York Life Investments are focused on providing investors with the products and insights they may need to meet the challenge of a changing market environment.
The following annual report contains more detailed information about the specific markets, securities and decisions that affected your MainStay Fund during the 12 months ended October 31, 2021.
Sincerely,
Kirk C. Lehneis
President

The opinions expressed are as of the date of this report and are subject to change. There is no guarantee that any forecast made will come to pass. This material does not constitute investment advice and is not intended as an endorsement of any specific investment. Past performance is no guarantee of future results.
Not part of the Annual Report

Investors should refer to the Fund’s Summary Prospectus and/or Prospectus and consider the Fund’s investment objectives, strategies, risks, charges and expenses carefully before investing. The Summary Prospectus and/or Prospectus contain this and other information about the Fund. You may obtain copies of the Fund’s Summary Prospectus, Prospectus and Statement of Additional Information free of charge, upon request, by calling toll-free 800-624-6782, by writing to NYLIFE Distributors LLC, Attn: MainStay Marketing Department, 30 Hudson Street, Jersey City, NJ 07302 or by sending an e-mail to MainStayShareholderServices@nylim.com. These documents are also available via the MainStay Funds’ website at newyorklifeinvestments.com. Please read the Fund’s Summary Prospectus and/or Prospectus carefully before investing.

Investment and Performance Comparison (Unaudited)
Performance data quoted represents past performance. Past performance is no guarantee of future results. Because of market volatility and other factors, current performance may be lower or higher than the figures shown. Investment return and principal value will fluctuate, and as a result, when shares are redeemed, they may be worth more or less than their original cost. The graph below depicts the historical performance of Class I shares of the Fund. Performance will vary from class to class based on differences in class-specific expenses and sales charges. For performance information current to the most recent month-end, please call 800-624-6782 or visit newyorklifeinvestments.com.
The performance table and graph do not reflect the deduction of taxes that a shareholder would pay on distributions or Fund share redemptions. Total returns reflect maximum applicable sales charges as indicated in the table below, if any, changes in share price, and reinvestment of dividend and capital gain distributions. The graph assumes the initial investment amount shown below and reflects the deduction of all sales charges that would have applied for the period of investment. Performance figures may reflect certain fee waivers and/or expense limitations, without which total returns may have been lower. For more information on share classes and current fee waivers and/or expense limitations (if any), please refer to the Notes to Financial Statements.
Average Annual Total Returns for the Year-Ended October 31, 2021
Class	Sales Charge		Inception Date[1]	One Year	Five Years	Ten Years or Since Inception	Gross Expense Ratio[2]
Class A Shares	Maximum 5.5% Initial Sales Charge	With sales charges	6/9/1999	37.16%	15.67%	13.01%	1.00%
		Excluding sales charges		45.14	16.99	13.65	1.00
Investor Class Shares[3]	Maximum 5% Initial Sales Charge	With sales charges	2/28/2008	37.50	15.40	12.77	1.31
		Excluding sales charges		44.73	16.71	13.41	1.31
Class B Shares[4]	Maximum 5% CDSC	With sales charges	6/9/1999	38.67	15.62	12.57	2.06
	if Redeemed Within the First Six Years of Purchase	Excluding sales charges		43.67	15.84	12.57	2.06
Class C Shares	Maximum 1% CDSC	With sales charges	6/9/1999	42.65	15.84	12.57	2.06
	if Redeemed Within One Year of Purchase	Excluding sales charges		43.65	15.84	12.57	2.06
Class I Shares	No Sales Charge		1/21/1971	45.57	17.29	13.94	0.75
Class R1 Shares	No Sales Charge		1/2/2004	45.37	17.17	13.82	0.85
Class R2 Shares	No Sales Charge		1/2/2004	45.01	16.87	13.54	1.10
Class R3 Shares	No Sales Charge		4/28/2006	44.66	16.58	13.26	1.35
Class R6 Shares	No Sales Charge		4/26/2021	N/A	N/A	6.67	0.70

1.	Effective April 26, 2021, the Fund replaced its subadvisor, changed its investment objective and modified its principal investment strategies. Therefore, the performance information shown in this report prior to April 26, 2021 reflects that of the Fund’s prior subadvisor, investment objective and principal investment strategies.
2.	The gross expense ratios presented reflect the Fund’s “Total Annual Fund Operating Expenses” from the most recent Prospectus, as supplemented, and may differ from other expense ratios disclosed in this report.
3.	Prior to June 30, 2020, the maximum initial sales charge was 5.5%, which is reflected in the average annual total return figures shown.
4.	Class B shares are closed to all new purchases as well as additional investments by existing Class B shareholders.
The footnotes on the next page are an integral part of the table and graph and should be carefully read in conjunction with them.
5

Benchmark Performance*	One Year	Five Years	Ten Years
Russell 1000® Value Index[1]	43.76%	12.39%	12.85%
Russell 3000® Index[2]	43.90	18.91	16.10
Morningstar Large Value Category Average[3]	43.38	12.38	11.78

1.	The Fund has selected the Russell 1000® Value Index as its primary benchmark as a replacement for the Russell 3000® Index because it believes that the Russell 1000® Value Index is more reflective of its principal investment strategies. The Russell 1000® Value Index measures the performance of the large-cap value segment of the U.S. equity universe. It includes those Russell 1000® Index companies with lower price-to-book ratios and lower expected growth values. Results assume reinvestment of all dividends and capital gains. An investment cannot be made directly in an index.
2.	Prior to April 26, 2021, the Russell 3000® Index was the Fund's primary broad-based securities market index for comparison purposes. The Russell 3000® Index measures the performance of the largest 3,000 U.S. companies representing approximately 98% of the investable U.S. equity market. Results assume reinvestment of all dividends and capital gains. An investment cannot be made directly in an index.
3.	The Morningstar Large Value Category Average is representative of funds that invest primarily in big U.S. companies that are less expensive or growing more slowly than other large-cap stocks. Results are based on average total returns of similar funds with all dividends and capital gain distributions reinvested.
*	Returns for indices reflect no deductions for fees, expenses or taxes, except for foreign withholding taxes where applicable.
The footnotes on the preceding page are an integral part of the table and graph and should be carefully read in conjunction with them.
6	MainStay WMC Value Fund

Cost in Dollars of a $1,000 Investment in MainStay WMC Value Fund (Unaudited)
The example below is intended to describe the fees and expenses borne by shareholders during the six-month period from May 1, 2021 to October 31, 2021, and the impact of those costs on your investment.
Example
As a shareholder of the Fund you incur two types of costs: (1) transaction costs, including exchange fees and sales charges (loads) on purchases (as applicable), and (2) ongoing costs, including management fees, distribution and/or service (12b-1) fees, and other Fund expenses (as applicable). This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds. The example is based on an investment of $1,000 made at the beginning of the six-month period and held for the entire period from May 1, 2021 to October 31, 2021.
This example illustrates your Fund’s ongoing costs in two ways:
Actual Expenses
The second and third data columns in the table below provide information about actual account values and actual expenses. You may use the information in these columns, together with the amount you invested, to estimate the expenses that you paid during the six months ended October 31, 2021. Simply divide your account value by $1,000 (for example, an
$8,600 account value divided by $1,000 = 8.6), then multiply the result by the number under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.
Hypothetical Example for Comparison Purposes
The fourth and fifth data columns in the table below provide information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balances or expenses you paid for the six-month period shown. You may use this information to compare the ongoing costs of investing in the Fund with the ongoing costs of investing in other mutual funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other mutual funds.
Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as exchange fees or sales charges (loads). Therefore, the fourth and fifth data columns of the table are useful in comparing ongoing costs only and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.
Share Class	Beginning Account Value 5/1/21	Ending Account Value (Based on Actual Returns and Expenses) 10/31/21	Expenses Paid During Period[1]	Ending Account Value (Based on Hypothetical 5% Annualized Return and Actual Expenses) 10/31/21	Expenses Paid During Period[1]	Net Expense Ratio During Period[2]
Class A Shares	$1,000.00	$1,059.50	$ 5.35	$1,020.01	$ 5.24	1.03%
Investor Class Shares	$1,000.00	$1,058.00	$ 6.85	$1,018.55	$ 6.72	1.32%
Class B Shares	$1,000.00	$1,054.20	$10.72	$1,014.77	$10.51	2.07%
Class C Shares	$1,000.00	$1,054.20	$10.67	$1,014.82	$10.46	2.06%
Class I Shares	$1,000.00	$1,061.40	$ 3.64	$1,021.68	$ 3.57	0.70%
Class R1 Shares	$1,000.00	$1,060.40	$ 4.57	$1,020.77	$ 4.48	0.88%
Class R2 Shares	$1,000.00	$1,059.10	$ 5.86	$1,019.51	$ 5.75	1.13%
Class R3 Shares	$1,000.00	$1,057.90	$ 7.16	$1,018.25	$ 7.02	1.38%
Class R6 Shares	$1,000.00	$1,061.40	$ 3.74	$1,021.58	$ 3.67	0.72%

1.	Expenses are equal to the Fund’s annualized expense ratio of each class multiplied by the average account value over the period, divided by 365 and multiplied by 184 (to reflect the six-month period). The table above represents the actual expenses incurred during the six-month period. In addition to the fees and expenses which the Fund bears directly, it also indirectly bears a pro rata share of the fees and expenses of the underlying funds in which it invests. Such indirect expenses are not included in the above-reported expense figures.
2.	Expenses are equal to the Fund's annualized expense ratio to reflect the six-month period.
7

Industry Composition as of October 31, 2021 (Unaudited)
Banks	11.1%
Pharmaceuticals	9.0
Health Care Providers & Services	7.2
Insurance	6.3
Aerospace & Defense	5.2
Semiconductors & Semiconductor Equipment	4.9
Capital Markets	4.7
Health Care Equipment & Supplies	4.3
Oil, Gas & Consumable Fuels	4.2
Communications Equipment	4.2
IT Services	3.5
Equity Real Estate Investment Trusts	2.8
Chemicals	2.5
Multi–Utilities	2.5
Building Products	2.4
Media	2.4
Specialty Retail	2.3
Interactive Media & Services	2.2
Electric Utilities	1.5%
Auto Components	1.4
Beverages	1.4
Containers & Packaging	1.4
Food Products	1.3
Electronic Equipment, Instruments & Components	1.3
Road & Rail	1.2
Electrical Equipment	1.2
Household Durables	1.2
Entertainment	1.2
Machinery	1.2
Real Estate Management & Development	1.2
Hotels, Restaurants & Leisure	0.9
Software	0.9
Short–Term Investments	1.9
Other Assets, Less Liabilities	–0.9
100.0%
See Portfolio of Investments beginning on page 14 for specific holdings within these categories. The Fund's holdings are subject to change.

Top Ten Holdings and/or Issuers Held as of October 31, 2021 (excluding short-term investments) (Unaudited)
1.	JPMorgan Chase & Co.
2.	UnitedHealth Group, Inc.
3.	Cisco Systems, Inc.
4.	Bank of America Corp.
5.	Pfizer, Inc.
6.	Comcast Corp., Class A
7.	Anthem, Inc.
8.	Alphabet, Inc., Class C
9.	Merck & Co., Inc.
10.	Morgan Stanley

8	MainStay WMC Value Fund

Portfolio Management Discussion and Analysis (Unaudited)
Questions answered by portfolio managers Christopher Mullarkey and James Mulvey of Markston International LLC (“Markston”), a former Subadvisor to the Fund; portfolio managers William W. Priest, CFA, Michael A. Welhoelter, CFA, David N. Pearl and Justin Howell of Epoch Investment Partners, Inc. (“Epoch”), a former Subadvisor to the Fund; and portfolio manager Adam H. Illfelder of Wellington Management Company LLP (“Wellington”), the Fund’s current Subadvisor.
How did MainStay WMC Value Fund perform relative to its benchmarks and peer group during the 12 months ended October 31, 2021?
For the 12 months ended October 31, 2021, Class I shares of MainStay WMC Value Fund returned 45.57%, outperforming the 43.76% return of the Fund’s primary benchmark, the Russell 1000® Value Index, and the 43.90% return of the Russell 3000® Index, the Fund’s former primary benchmark. Over the same period, Class I shares also outperformed the 43.38% return of the Morningstar Large Blend Category Average.1
Were there any changes to the Fund during the reporting period?
At meetings held on January 21, January 25, and February 3, 2021, the Board of Trustees of The MainStay Funds considered and approved, among other related proposals: (i) appointing Wellington as the Fund’s subadvisor, and the related subadvisory agreement; (ii) changing the Fund’s name and removing its non-fundamental “names rule” investment policy; (iii) modifying the Fund’s principal investment strategies, investment process and primary benchmark; (iv) reducing the Fund’s contractual management fee and eliminating the Fund accounting fee; and (v) establishing an expense cap for Class I shares of the Fund. These changes became effective on April 26, 2021.
In the process of implementing the new principal investment strategies and investment process, the Fund experienced a high level of portfolio turnover. Also, during this transition period, the Fund may not have been pursuing its investment objective or may not have been managed consistent with its investment strategies as stated in the Prospectus. This may have impacted the Fund’s performance.
What factors affected the Fund’s relative performance during the reporting period?
Markston
During the time Markston managed a portion of the Fund, the Pfizer, Moderna, and Johnson & Johnson vaccines became widely available, leading to a steep decline in COVID-19 cases and a reopening of the U.S. economy. The Markston portion of the Fund outperformed its primary benchmark, the Russell 3000® Index, primarily due to the Fund’s overweight position in the communication services sector, with much of outperformance coming from holdings in Alphabet, the parent company of online advertising services provider Google. Google’s share price rose as the company’s revenue growth reaccelerated. Holdings in entertainment provider The Walt Disney Company further bolstered relative returns as the company’s newly launched streaming entertainment service, Disney+, far exceeded its initial subscriber outlook and the company raised its long-term guidance. The financials sector also bolstered relative performance as expectations for increased economic activity, lending and, eventually, rising interest rates, drove financials to outperform.
Epoch
During the time Epoch managed a portion of the Fund, the Epoch portion of the Fund outperformed the Russell 3000® Index primarily due to strong security selection in the energy, financials and information technology sectors.
Wellington
During the time Wellington managed the Fund, the Fund outperformed its new primary benchmark, the Russell 1000® Value Index, primarily due to strong security selection.
During the reporting period, which sectors were the strongest positive contributors to the Fund’s relative performance and which sectors were particularly weak?
Markston
During the time Markston managed a portion of the Fund, the strongest positive contributions to relative performance in the Markston portion of the Fund came from the communication services and financials sectors. (Contributions take weightings and total returns into account.) During the same period, the most significant detractors from relative performance were the consumer discretionary and health care sectors.
Epoch
During the time Epoch managed a portion of the Fund, the energy, financials and information technology sectors were the strongest positive contributors to the relative performance of the Epoch portion of the Fund. During the same period, the weakest contributing sectors included consumer discretionary and health care.
Wellington
During the time Wellington managed the Fund, strong security selection in the health care, communication services and industrials sectors was partly offset by weaker selection in information technology, energy and real estate. Sector allocation, a result of our bottom-up stock selection process, detracted from relative results, primarily due to the Fund’s overweight positioning in information technology and its underweight exposure to energy. These negative effects were partially offset by the positive impact

1.	See page 5 for other share class returns, which may be higher or lower than Class I share returns. See page 6 for more information on benchmark and peer group returns.
9

of underweight allocations to communication services and consumer staples.
During the reporting period, which individual stocks made the strongest positive contributions to the Fund’s absolute performance and which stocks detracted the most?
Markston
During the time Markston managed a portion of the Fund, the strongest contributions to absolute performance in the Markston portion of the Fund included holdings in online payment company PayPal, Alphabet (described above) and consumer electronics and services firm Apple.
PayPal stock benefited from strength in e-commerce and the broader shift away from cash payments. In the first quarter of 2021, the company reported growing total payment volume (“TPV”), with rising revenues and increasing earnings per share (“EPS”). The company added 14.5 million net new active accounts (“NNAs”) and ended the quarter with 392 million active accounts. During the quarter, online retailer eBay represented a declining percentage of PayPal’s TPV and was on pace to fall further. Excluding eBay, PayPal’s TPV grew by its fastest rate ever on both a spot basis and a foreign exchange-neutral basis. The company’s mobile payment service, Venmo, also delivered strong performance in the first quarter of 2021 with rapidly rising TPV, putting it on pace to become a major revenue business for PayPal. PayPal reported that it believes the shift in consumer digital behavior will remain essentially unchanged in a post-COVID world. The company raised guidance for future TPV, revenues and EPS, with 52–55 million NNAs expected to be added in 2021.
As mentioned above, Alphabet shares benefited from the robust performance of Google, which posted a very strong start to 2021 with rapidly rising total revenue and increasing operating margins. The company saw sharply rising revenues from its search advertising, Cloud and YouTube segments. The company also authorized a new $50 billion stock buyback program. Google has continued to use its other products to help boost cloud sales. On April 26, 2021, Google Cloud announced a deal with Spanish language media company Univision to provide cloud services, distribute Univision content on YouTube and provide advertising services.
In search, spending by the retail, technology and commercial packaged goods industries led gains. The company also started to see a meaningful pickup in travel search, which accounted for a significant percentage of pre-pandemic search revenue.
We saw three market trends helping to drive Google’s cloud growth. First, Google’s expertise in real-time data and analytics fostered strong customer momentum in the data cloud and attracted companies like Twitter and Ingersoll Rand, which began moving their complex data workloads to Google Cloud. Google’s strength in artificial intelligence and machine learning also helped financial services customers improve efficiency of payments, reduce fraud and risk, and deliver faster payment solutions. Second, Google customers require a robust infrastructure cloud to create operational efficiencies and reduce information technology (“IT”) costs. Google won large IT transformation deals with companies migrating their data centers to Google Cloud. Third, Google continued to deliver innovations to enable hybrid work with Google Workspace, where innovations helped grow revenue per seat and the number of seats.
During the time Markston managed a portion of the Fund, YouTube reportedly had 2 billion monthly users and 1 billion hours of video watched daily. More 18-to-49-year olds watched YouTube than all linear TV combined. Large brands increasingly augmented TV brand advertising spending with YouTube. Direct Response ads on YouTube did not exist a few years ago, but have become a key growth driver with its core brand ads.
Apple continued to generate impressive numbers during the time Markston managed the Fund, with sharply rising revenues, climbing iPhone sales driven by demand for 5G capability, and increasing sales of Mac devices, iPads, wearables and services. In services, Apple reached more than 660 million paid subscriptions, up 145 million from a year earlier and twice the number of paid subscriptions in late 2018. The company posted rising gross margins for both products and services driven by cost savings, a strong mix of offerings, and favorable foreign exchange rates. Apple ended the first quarter of 2021 with a strong balance sheet and authorized a significant new share buyback program, edging toward a cash neutral stance.
During the same period, the stocks that detracted the most from absolute performance of the Markston portion of the Fund included China-based online and mobile commerce company Alibaba Group Holding and semiconductor chip maker Intel. Both remained as holdings during the time when Markston managed a portion of the Fund.
Alibaba shares underwent a sharp correction amid concerns over anti-monopoly regulation. Specifically, in December 2020, the Chinese government launched an antitrust investigation against Alibaba. Chinese regulators also moved to rein in Ant Group (of which Alibaba owns one-third), ordering the financial technology company to focus more on its payment processing roots and less on faster-growing areas such as personal lending, insurance and wealth management. Earlier, in November, Chinese regulators abruptly suspended Ant Group’s initial public offering, which was on-track to be the world’s largest IPO, just two days before its planned debut.
Intel’s underperformance was due to delays in the company’s transition to the next generation 7-nano meter chip technology, recent headwinds at its cloud and data center business, and strong competition from rivals in the personal computing and
10	MainStay WMC Value Fund

server CPU (central processor unit) space, which represent a majority of Intel’s total revenues.
Epoch
During the time Epoch managed a portion of the Fund, stocks making the strongest positive contributions to the absolute performance of the Epoch portion of the Fund included Texas Pacific Land, a land trust with both oil & gas and water interests, and several holdings in the banking industry.
Texas Pacific Land’s shares surged after the company reported a strong sequential improvement in core oil & gas royalties driven by higher energy prices. While the company's water business revenues fell, the segment remained highly profitable. Cash flow from operations equaled $46 million, and the company elected to increase its dividend. Texas Pacific Land's balance sheet remained in pristine condition, with approximately $316 million in cash and no debt. In our opinion, the company was in a very attractive position to benefit from any increase in energy production in West Texas, and we expected that it would remain focused on repurchasing stock and increasing its dividend.
Among financials, bank stocks performed well due to optimism about fiscal stimulus, infrastructure spending, rising interest rates and bigger capital returns. Market sentiment improved as a growing number of investors came to believe that an end to the pandemic would be a positive catalyst for banks due to an improving economy and higher interest rates. In addition, several banks held by the Fund reported results that exceeded consensus expectations. Portfolio names that made notably strong contributions to absolute performance included Axos Financial, Bank of America, Bank OZK and Signature Bank.
During the same period, the stocks that detracted the most from absolute performance of the Epoch portion of the Fund included mobile communications company T-Mobile and packaged goods firm McCormick & Company.
T-Mobile's stock price declined modestly after the company reported weaker prospects for postpaid net customer additions in 2021 than previously expected. In addition, while the company's fourth quarter 2020 revenue grew sharply on a year-over-year basis, reported profits declined significantly, reflecting higher costs from integrating Sprint into the company. Despite this we still noted that, with the acquisition of Sprint, increased scale made T-Mobile far more efficient, turning it from a cash burner to a substantial cash generator and removing questions about its viability. We believed that, based on solid execution, T-Mobile offered an attractive growth story with a lower risk profile relative to many peers, at an attractive evaluation.
After serving as a top contributor to the absolute performance of the Epoch portion of the Fund in late 2020, shares of McCormick came under pressure. Some investors may have opted to take profits, while others may have experienced some execution concerns over the company's recent acquisitions. Two months after acquiring hot sauce maker Cholula in November 2020, McCormick announced its intention to acquire the fast-growing industrial flavorings company FONA International for $710 million. While we believed the acquisitions represented bold steps by McCormick to strengthen its long-term competitive position during the pandemic, we opted to sell the Fund’s position to reinvest the proceeds into other companies more leveraged to a post-pandemic rebound in economic activity.
Wellington
During the time Wellington managed the Fund, the top two contributors to absolute performance were pharmaceutical company Eli Lilly and Internet search and services provider Alphabet. Shares of Eli Lilly rose after the U.S. Food and Drug Administration granted Breakthrough Therapy designation for donanemab, an Alzheimer’s disease treatment. Shares of Alphabet rose after the company reported second-quarter 2021 results that blew past consensus revenue and earnings estimates. While retail continues to be Alphabet’s strongest advertising vertical, the company has seen improvement more recently in its travel segment and, encouragingly, has seen operating margins improve in its cloud business.
During the same period, the most significant detractors from the Fund’s absolute performance included Global Payments, a payment technology services provider, and Corning, a manufacturer of specialty glass and ceramics. Shares of Global Payments fell, along with other payments companies, after financial services company Visa warned of a slow recovery in cross-border travel. Broadly speaking, the payments segment fell victim to sporadic concerns over the impact of COVID-19 variants on economic reopenings, as well as the perception of emerging competitive threats with more fintech initial public offerings coming to market this year. In our view, these concerns speak to a fundamental misunderstanding of the payments ecosystem and how these companies compete with each other. Shares of Corning declined despite the company’s announcement of second-quarter earnings that highlighted strong demand across its various product offerings. Some market participants expressed concerns regarding supply-chain disruptions and inflationary headwinds facing the company. We increased the Fund’s positions in both names.
What were some of the Fund’s largest purchases and sales during the reporting period?
Markston
During the time Markston managed a portion of the Fund, the largest purchase in the Markston portion of the Fund was a new position in ETF iShares Russell 3000, an index fund seeking to track the performance of the Russell 3000® Index. The Markston portion of the Fund also increased its positions in China-based e-commerce giant Alibaba and social media company Facebook
11

to take advantage of a temporary decline in the information technology sector.
During the same period, the largest sales in the Markston portion of the Fund involved shares in consumer technology company Apple, financial services company Bank of New York Mellon and medical technology company Medtronic. These partial sales were largely due to redemptions.
Epoch
During the time Epoch managed a portion of the Fund, the largest purchases in the Epoch portion of the Fund were positions in private mortgage insurance company Essent Group and independent oil and gas producer Diamondback Energy.
Essent provides credit protection to lenders and mortgage investors by covering a portion of the unpaid principal balance of a mortgage and certain related expenses in the event of a default. By providing capital to mitigate mortgage credit risk, the company allows lenders to make additional mortgage financing available to prospective homeowners. Essent writes mortgage guaranty coverage in all 50 states and the District of Columbia. We believed that demand for new home purchases was likely to continue outstripping supply and that ongoing planned stimulus measures would likely support new home buyers through the pandemic-induced recession and recovery.
Diamondback Energy is an independent oil and gas producer in the United States. The company operates exclusively in the Permian Basin. In our view, Diamondback represented a pure play on the Permian basin, where the company can be profitable even at relatively low crude oil prices. The company has historically been cash flow positive when West Texas Intermediate prices have been equal to or greater than $40 a barrel. We also appreciated the company’s focus on increasing its capital discipline with a goal of deleveraging its balance sheet, maintaining low leverage, returning capital and being quick to flex down capital expenditures when commodity prices fall. In general, Diamondback has a low regulatory risk-profile as it has no Federal land exposure. We expected a post-pandemic increase in revenue to drive margins and cash flow higher. In addition, the company expected to realize additional synergies from recent acquisitions.
During the same period, the largest sales in the Epoch portion of the Fund were positions in OLED display and lighting manufacturer Universal Display and home improvement retailer Home Depot. Both positions were sold in their entirety for valuation reasons after shares sharply increased in price.
Wellington
During the time Wellington managed the Fund, the Fund initiated positions in Morgan Stanley, a diversified financial services company, and ConocoPhillips, an exploration & production (“E&P”) company with a global upstream footprint. In our opinion, Morgan
Stanley has done a remarkable job in recent years pivoting its business to focus more on the higher-growth, higher-margin, wealth-management segment. We are encouraged by the company’s combination of accelerating organic growth and improving returns on the overall business as excess capital is returned to shareholders. In our view, Conoco is the best positioned E&P company to return significant value to shareholders given the quality of management, superior capital allocation, a low breakeven portfolio and a clearly defined commitment to returns.
During the same period, we eliminated the Fund’s holdings of investment management services provider BlackRock and alternative investment manager Blackstone. These names no longer fit within our valuation discipline, so we used them as a source of funds for opportunities with more attractive risk-adjusted upside.
How did the Fund’s sector weightings change during the reporting period?
Markston
During the time Markston managed a portion of the Fund the most significant sector weighting increases were in financials and cash. Over the same period, the Markston portion of the Fund decreased its sector exposure to information technology, health care and consumer staples.
Epoch
During the time Epoch managed a portion of the Fund, the most significant sector weighting increases in the Epoch portion of the Fund included financials and energy. Over the same period, the Epoch portion of the Fund decreased its allocations to consumer staples and health care.
Wellington
During the time Wellington managed the Fund, the largest increases in sector weightings were in the communication services, consumer discretionary and energy sectors, while the largest decreases were in the health care, real estate and financials sectors.
How was the Fund positioned at the end of the reporting period?
Wellington
As of October 31, 2021, the Fund’s largest overweight allocations relative to the Russell 1000® Value Index were to the information technology, health care and financials sectors. Conversely, the
12	MainStay WMC Value Fund

Fund’s most significantly underweight allocations were to consumer staples, communication services and energy.
The opinions expressed are those of the portfolio managers as of the date of this report and are subject to change. There is no guarantee that any forecasts will come to pass. This material does not constitute investment advice and is not intended as an endorsement of any specific investment.
13

Portfolio of Investments October 31, 2021†
	Shares	Value
Common Stocks 99.0%
Aerospace & Defense 5.2%
General Dynamics Corp.	69,349	$ 14,060,510
L3Harris Technologies, Inc.	64,815	14,942,450
Lockheed Martin Corp.	31,540	10,481,373
Raytheon Technologies Corp.	201,585	17,912,843
		57,397,176
Auto Components 1.4%
Gentex Corp.	439,624	15,558,293
Banks 11.1%
Bank of America Corp.	601,216	28,726,100
JPMorgan Chase & Co.	254,534	43,242,781
M&T Bank Corp.	107,796	15,858,947
PNC Financial Services Group, Inc. (The)	84,523	17,836,889
Truist Financial Corp.	258,982	16,437,588
		122,102,305
Beverages 1.4%
Keurig Dr Pepper, Inc.	420,433	15,173,427
Building Products 2.4%
Fortune Brands Home & Security, Inc.	119,907	12,158,570
Johnson Controls International plc	199,010	14,601,363
		26,759,933
Capital Markets 4.7%
Ares Management Corp.	169,136	14,332,585
LPL Financial Holdings, Inc.	94,995	15,581,080
Morgan Stanley	213,298	21,922,768
		51,836,433
Chemicals 2.5%
Axalta Coating Systems Ltd. (a)	370,827	11,566,094
Celanese Corp.	98,747	15,948,628
		27,514,722
Communications Equipment 4.2%
Cisco Systems, Inc.	533,783	29,875,834
F5 Networks, Inc. (a)	77,577	16,380,384
		46,256,218
Containers & Packaging 1.4%
Sealed Air Corp.	252,414	14,973,198
Electric Utilities 1.5%
Exelon Corp.	310,189	16,498,953
	Shares	Value

Electrical Equipment 1.2%
Hubbell, Inc.	67,039	$ 13,365,565
Electronic Equipment, Instruments & Components 1.3%
Corning, Inc.	398,272	14,166,535
Entertainment 1.2%
Electronic Arts, Inc.	94,256	13,219,404
Equity Real Estate Investment Trusts 2.8%
Gaming and Leisure Properties, Inc.	342,983	16,631,246
Host Hotels & Resorts, Inc. (a)	815,542	13,725,572
		30,356,818
Food Products 1.3%
Mondelez International, Inc., Class A	237,425	14,421,195
Health Care Equipment & Supplies 4.3%
Becton Dickinson and Co.	61,633	14,766,651
Boston Scientific Corp. (a)	328,034	14,148,106
Medtronic plc	157,872	18,922,538
		47,837,295
Health Care Providers & Services 7.2%
Anthem, Inc.	58,927	25,640,906
Centene Corp. (a)	222,752	15,868,852
UnitedHealth Group, Inc.	80,595	37,111,580
		78,621,338
Hotels, Restaurants & Leisure 0.9%
Booking Holdings, Inc. (a)	4,243	10,271,370
Household Durables 1.2%
Lennar Corp., Class A	132,766	13,267,306
Insurance 6.3%
Assurant, Inc.	80,807	13,034,977
Chubb Ltd.	111,516	21,787,996
MetLife, Inc.	342,116	21,484,885
Progressive Corp. (The)	136,972	12,995,903
		69,303,761
Interactive Media & Services 2.2%
Alphabet, Inc., Class C (a)	8,097	24,010,925
IT Services 3.5%
Amdocs Ltd.	147,020	11,444,037

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.
14	MainStay WMC Value Fund

	Shares	Value
Common Stocks (continued)
IT Services (continued)
Fidelity National Information Services, Inc.	119,926	$ 13,280,605
Global Payments, Inc.	99,143	14,176,458
		38,901,100
Machinery 1.2%
Middleby Corp. (The) (a)	72,050	13,144,802
Media 2.4%
Comcast Corp., Class A	509,516	26,204,408
Multi-Utilities 2.5%
Dominion Energy, Inc.	187,021	14,200,504
Sempra Energy	102,403	13,069,695
		27,270,199
Oil, Gas & Consumable Fuels 4.2%
ConocoPhillips	230,834	17,194,824
Phillips 66	175,097	13,093,754
Pioneer Natural Resources Co.	86,903	16,249,123
		46,537,701
Pharmaceuticals 9.0%
AstraZeneca plc, Sponsored ADR	240,551	15,005,571
Eli Lilly and Co.	76,163	19,403,286
Merck & Co., Inc.	264,799	23,315,552
Pfizer, Inc.	652,490	28,539,913
Roche Holding AG	32,734	12,657,790
		98,922,112
Real Estate Management & Development 1.2%
CBRE Group, Inc., Class A (a)	124,398	12,947,344
Road & Rail 1.2%
Knight-Swift Transportation Holdings, Inc.	236,561	13,410,643
Semiconductors & Semiconductor Equipment 4.9%
Analog Devices, Inc.	88,801	15,406,086
KLA Corp.	30,190	11,253,624
Micron Technology, Inc.	191,801	13,253,449
Qorvo, Inc. (a)	80,473	13,537,973
		53,451,132
	Shares	Value

Software 0.9%
VMware, Inc., Class A (a)(b)	66,167	$ 10,037,534
Specialty Retail 2.3%
Home Depot, Inc. (The)	30,848	11,467,436
TJX Cos., Inc. (The)	204,492	13,392,181
		24,859,617
Total Common Stocks (Cost $931,116,266)		1,088,598,762
Short-Term Investments 1.9%
Affiliated Investment Company 1.0%
MainStay U.S. Government Liquidity Fund, 0.01% (c)	10,778,447	10,778,447
Unaffiliated Investment Companies 0.9%
BlackRock Liquidity FedFund, 0.025% (c)(d)	8,066,493	8,066,493
Wells Fargo Government Money Market Fund, 0.025% (c)(d)	2,195,367	2,195,367
Total Unaffiliated Investment Companies (Cost $10,261,860)		10,261,860
Total Short-Term Investments (Cost $21,040,307)		21,040,307
Total Investments (Cost $952,156,573)	100.9%	1,109,639,069
Other Assets, Less Liabilities	(0.9)	(10,374,232)
Net Assets	100.0%	$ 1,099,264,837

†	Percentages indicated are based on Fund net assets.
(a)	Non-income producing security.
(b)	All or a portion of this security was held on loan. As of October 31, 2021, the aggregate market value of securities on loan was $10,011,138. The Fund received cash collateral with a value of $10,261,860. (See Note 2(H))
(c)	Current yield as of October 31, 2021.
(d)	Represents a security purchased with cash collateral received for securities on loan.

Abbreviation(s):
ADR—American Depositary Receipt
The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.
15

Portfolio of Investments October 31, 2021† (continued)
The following is a summary of the fair valuations according to the inputs used as of October 31, 2021, for valuing the Fund’s assets:
Description	Quoted Prices in Active Markets for Identical Assets (Level 1)	Significant Other Observable Inputs (Level 2)	Significant Unobservable Inputs (Level 3)	Total
Asset Valuation Inputs
Investments in Securities (a)
Common Stocks	$ 1,088,598,762	$ —	$ —	$ 1,088,598,762
Short-Term Investments
Affiliated Investment Company	10,778,447	—	—	10,778,447
Unaffiliated Investment Companies	10,261,860	—	—	10,261,860
Total Short-Term Investments	21,040,307	—	—	21,040,307
Total Investments in Securities	$ 1,109,639,069	$ —	$ —	$ 1,109,639,069

(a)	For a complete listing of investments and their industries, see the Portfolio of Investments.
The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.
16	MainStay WMC Value Fund

Statement of Assets and Liabilities as of October 31, 2021
Assets
Investment in unaffiliated securities, at value (identified cost $941,378,126) including securities on loan of $10,011,138	$1,098,860,622
Investment in affiliated investment companies, at value (identified cost $10,778,447)	10,778,447
Cash	787
Receivables:
Dividends	787,420
Fund shares sold	171,050
Securities lending	39,576
Other assets	53,116
Total assets	1,110,691,018
Liabilities
Cash collateral received for securities on loan	10,261,860
Payables:
Manager (See Note 3)	599,679
Fund shares redeemed	206,217
NYLIFE Distributors (See Note 3)	148,952
Transfer agent (See Note 3)	145,053
Shareholder communication	22,029
Professional fees	20,724
Custodian	7,568
Trustees	1,409
Accrued expenses	12,690
Total liabilities	11,426,181
Net assets	$1,099,264,837
Composition of Net Assets
Shares of beneficial interest outstanding (par value of $.01 per share) unlimited number of shares authorized	$ 196,690
Additional paid-in-capital	437,905,771
438,102,461
Total distributable earnings (loss)	661,162,376
Net assets	$1,099,264,837
Class A
Net assets applicable to outstanding shares	$547,298,848
Shares of beneficial interest outstanding	9,912,712
Net asset value per share outstanding	$ 55.21
Maximum sales charge (5.50% of offering price)	3.21
Maximum offering price per share outstanding	$ 58.42
Investor Class
Net assets applicable to outstanding shares	$ 66,192,849
Shares of beneficial interest outstanding	1,201,755
Net asset value per share outstanding	$ 55.08
Maximum sales charge (5.00% of offering price)	2.90
Maximum offering price per share outstanding	$ 57.98
Class B
Net assets applicable to outstanding shares	$ 13,100,285
Shares of beneficial interest outstanding	278,568
Net asset value and offering price per share outstanding	$ 47.03
Class C
Net assets applicable to outstanding shares	$ 11,119,039
Shares of beneficial interest outstanding	236,387
Net asset value and offering price per share outstanding	$ 47.04
Class I
Net assets applicable to outstanding shares	$102,713,654
Shares of beneficial interest outstanding	1,788,547
Net asset value and offering price per share outstanding	$ 57.43
Class R1
Net assets applicable to outstanding shares	$ 56,643
Shares of beneficial interest outstanding	1,015
Net asset value and offering price per share outstanding	$ 55.81
Class R2
Net assets applicable to outstanding shares	$ 1,066,266
Shares of beneficial interest outstanding	19,189
Net asset value and offering price per share outstanding	$ 55.57
Class R3
Net assets applicable to outstanding shares	$ 1,136,788
Shares of beneficial interest outstanding	20,607
Net asset value and offering price per share outstanding	$ 55.17
Class R6
Net assets applicable to outstanding shares	$356,580,465
Shares of beneficial interest outstanding	6,210,259
Net asset value and offering price per share outstanding	$ 57.42

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.
17

Statement of Operations for the year ended October 31, 2021
Investment Income (Loss)
Income
Dividends-unaffiliated (net of foreign tax withholding of $32,762)	$ 17,132,210
Securities lending	156,889
Dividend distributions from affiliated investment companies	53,870
Dividends-affiliated	864
Other	52
Total income	17,343,885
Expenses
Manager (See Note 3)	7,435,117
Distribution/Service—Class A (See Note 3)	1,256,615
Distribution/Service—Investor Class (See Note 3)	177,422
Distribution/Service—Class B (See Note 3)	148,396
Distribution/Service—Class C (See Note 3)	131,527
Distribution/Service—Class R2 (See Note 3)	2,362
Distribution/Service—Class R3 (See Note 3)	6,223
Transfer agent (See Note 3)	762,540
Professional fees	170,717
Registration	121,644
Shareholder communication	93,796
Custodian	42,312
Trustees	23,613
Insurance	7,469
Shareholder service (See Note 3)	2,240
Miscellaneous	53,542
Total expenses before waiver/reimbursement	10,435,535
Expense waiver/reimbursement from Manager (See Note 3)	(42,884)
Net expenses	10,392,651
Net investment income (loss)	6,951,234
Realized and Unrealized Gain (Loss)
Net realized gain (loss) on:
Unaffiliated investment transactions	620,782,602
Foreign currency transactions	(14,478)
Net realized gain (loss)	620,768,124
Net change in unrealized appreciation (depreciation) on unaffiliated investments	(247,726,816)
Net realized and unrealized gain (loss)	373,041,308
Net increase (decrease) in net assets resulting from operations	$ 379,992,542
The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.
18	MainStay WMC Value Fund

Statements of Changes in Net Assets
for the years ended October 31, 2021 and October 31, 2020
	2021	2020
Increase (Decrease) in Net Assets
Operations:
Net investment income (loss)	$ 6,951,234	$ 6,017,232
Net realized gain (loss)	620,768,124	33,059,775
Net change in unrealized appreciation (depreciation)	(247,726,816)	(14,979,349)
Net increase (decrease) in net assets resulting from operations	379,992,542	24,097,658
Distributions to shareholders:
Class A	(16,313,673)	(35,152,551)
Investor Class	(2,713,691)	(6,477,707)
Class B	(590,306)	(1,807,649)
Class C	(589,734)	(1,954,564)
Class I	(17,065,424)	(39,605,302)
Class R1	(1,674)	(2,963)
Class R2	(28,927)	(63,839)
Class R3	(95,950)	(184,909)
Total distributions to shareholders	(37,399,379)	(85,249,484)
Capital share transactions:
Net proceeds from sales of shares	36,516,229	56,997,188
Net asset value of shares issued to shareholder in reinvestment of distributions	36,436,026	83,179,267
Cost of shares redeemed	(224,285,447)	(214,672,993)
Increase (decrease) in net assets derived from capital share transactions	(151,333,192)	(74,496,538)
Net increase (decrease) in net assets	191,259,971	(135,648,364)
Net Assets
Beginning of year	908,004,866	1,043,653,230
End of year	$1,099,264,837	$ 908,004,866
The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.
19

Financial Highlights selected per share data and ratios
	Year Ended October 31,
Class A	2021	2020	2019	2018	2017
Net asset value at beginning of year	$ 39.49	$ 42.24	$ 41.20	$ 43.76	$ 35.92
Net investment income (loss) (a)	0.30	0.21	0.26	0.23	0.21
Net realized and unrealized gain (loss)	17.09	0.55	4.88	1.79	8.50
Total from investment operations	17.39	0.76	5.14	2.02	8.71
Less distributions:
From net investment income	(0.25)	(0.31)	(0.28)	(0.21)	(0.48)
From net realized gain on investments	(1.42)	(3.20)	(3.82)	(4.37)	(0.39)
Total distributions	(1.67)	(3.51)	(4.10)	(4.58)	(0.87)
Net asset value at end of year	$ 55.21	$ 39.49	$ 42.24	$ 41.20	$ 43.76
Total investment return (b)	45.14%	1.66%	13.54%	4.88%	24.73%
Ratios (to average net assets)/Supplemental Data:
Net investment income (loss)	0.60%	0.55%	0.67%	0.57%	0.52%
Net expenses (c)	1.06%	1.10%(d)	1.11%	1.10%	1.10%(d)
Portfolio turnover rate	23%	16%	20%	15%	15%
Net assets at end of year (in 000’s)	$ 547,299	$ 389,530	$ 427,040	$ 384,637	$ 389,582

(a)	Per share data based on average shares outstanding during the year.
(b)	Total investment return is calculated exclusive of sales charges and assumes the reinvestment of dividends and distributions. For periods of less than one year, total return is not annualized.
(c)	In addition to the fees and expenses which the Fund bears directly, it also indirectly bears a pro-rata share of the fees and expenses of the underlying funds in which it invests. Such indirect expenses are not included in the above expense ratios.
(d)	Net of interest expense which is less than one-tenth of a percent.

	Year Ended October 31,
Investor Class	2021	2020	2019	2018	2017
Net asset value at beginning of year	$ 39.40	$ 42.17	$ 41.15	$ 43.68	$ 35.85
Net investment income (loss) (a)	0.14	0.10	0.18	0.17	0.14
Net realized and unrealized gain (loss)	17.09	0.53	4.86	1.78	8.49
Total from investment operations	17.23	0.63	5.04	1.95	8.63
Less distributions:
From net investment income	(0.13)	(0.20)	(0.20)	(0.11)	(0.41)
From net realized gain on investments	(1.42)	(3.20)	(3.82)	(4.37)	(0.39)
Total distributions	(1.55)	(3.40)	(4.02)	(4.48)	(0.80)
Net asset value at end of year	$ 55.08	$ 39.40	$ 42.17	$ 41.15	$ 43.68
Total investment return (b)	44.73%	1.35%	13.27%	4.69%	24.50%
Ratios (to average net assets)/Supplemental Data:
Net investment income (loss)	0.28%	0.25%	0.46%	0.39%	0.36%
Net expenses (c)	1.36%	1.40%(d)	1.33%	1.29%	1.29%(d)
Expenses (before waiver/reimbursement) (c)	1.36%	1.41%	1.38%	1.31%	1.29%
Portfolio turnover rate	23%	16%	20%	15%	15%
Net assets at end of year (in 000's)	$ 66,193	$ 69,423	$ 80,733	$ 76,844	$ 90,928

(a)	Per share data based on average shares outstanding during the year.
(b)	Total investment return is calculated exclusive of sales charges and assumes the reinvestment of dividends and distributions. For periods of less than one year, total return is not annualized.
(c)	In addition to the fees and expenses which the Fund bears directly, it also indirectly bears a pro-rata share of the fees and expenses of the underlying funds in which it invests. Such indirect expenses are not included in the above expense ratios.
(d)	Net of interest expense which is less than one-tenth of a percent.

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.
20	MainStay WMC Value Fund

Financial Highlights selected per share data and ratios
	Year Ended October 31,
Class B	2021	2020	2019	2018	2017
Net asset value at beginning of year	$ 33.97	$ 36.88	$ 36.53	$ 39.43	$ 32.42
Net investment income (loss) (a)	(0.20)	(0.16)	(0.09)	(0.13)	(0.13)
Net realized and unrealized gain (loss)	14.68	0.45	4.26	1.60	7.67
Total from investment operations	14.48	0.29	4.17	1.47	7.54
Less distributions:
From net investment income	—	—	—	—	(0.14)
From net realized gain on investments	(1.42)	(3.20)	(3.82)	(4.37)	(0.39)
Total distributions	(1.42)	(3.20)	(3.82)	(4.37)	(0.53)
Net asset value at end of year	$ 47.03	$ 33.97	$ 36.88	$ 36.53	$ 39.43
Total investment return (b)	43.67%	0.57%	12.45%	3.91%	23.55%
Ratios (to average net assets)/Supplemental Data:
Net investment income (loss)	(0.47)%	(0.48)%	(0.27)%	(0.35)%	(0.37)%
Net expenses (c)	2.11%	2.15%(d)	2.08%	2.04%	2.05%(d)
Expenses (before waiver/reimbursement) (c)	2.11%	2.16%	2.13%	2.06%	2.05%
Portfolio turnover rate	23%	16%	20%	15%	15%
Net assets at end of year (in 000’s)	$ 13,100	$ 14,212	$ 21,088	$ 26,571	$ 35,841

(a)	Per share data based on average shares outstanding during the year.
(b)	Total investment return is calculated exclusive of sales charges and assumes the reinvestment of dividends and distributions. For periods of less than one year, total return is not annualized.
(c)	In addition to the fees and expenses which the Fund bears directly, it also indirectly bears a pro-rata share of the fees and expenses of the underlying funds in which it invests. Such indirect expenses are not included in the above expense ratios.
(d)	Net of interest expense which is less than one-tenth of a percent.

	Year Ended October 31,
Class C	2021	2020	2019	2018	2017
Net asset value at beginning of year	$ 33.98	$ 36.88	$ 36.53	$ 39.43	$ 32.42
Net investment income (loss) (a)	(0.21)	(0.16)	(0.07)	(0.14)	(0.13)
Net realized and unrealized gain (loss)	14.69	0.46	4.24	1.61	7.67
Total from investment operations	14.48	0.30	4.17	1.47	7.54
Less distributions:
From net investment income	—	—	—	—	(0.14)
From net realized gain on investments	(1.42)	(3.20)	(3.82)	(4.37)	(0.39)
Total distributions	(1.42)	(3.20)	(3.82)	(4.37)	(0.53)
Net asset value at end of year	$ 47.04	$ 33.98	$ 36.88	$ 36.53	$ 39.43
Total investment return (b)	43.65%	0.60%	12.45%	3.91%	23.55%
Ratios (to average net assets)/Supplemental Data:
Net investment income (loss)	(0.50)%	(0.48)%	(0.22)%	(0.36)%	(0.37)%
Net expenses (c)	2.11%	2.15%(d)	2.07%	2.04%	2.05%(d)
Expenses (before waiver/reimbursement) (c)	2.11%	2.16%	2.12%	2.06%	2.05%
Portfolio turnover rate	23%	16%	20%	15%	15%
Net assets at end of year (in 000’s)	$ 11,119	$ 14,315	$ 22,933	$ 65,288	$ 79,665

(a)	Per share data based on average shares outstanding during the year.
(b)	Total investment return is calculated exclusive of sales charges and assumes the reinvestment of dividends and distributions. For periods of less than one year, total return is not annualized.
(c)	In addition to the fees and expenses which the Fund bears directly, it also indirectly bears a pro-rata share of the fees and expenses of the underlying funds in which it invests. Such indirect expenses are not included in the above expense ratios.
(d)	Net of interest expense which is less than one-tenth of a percent.

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.
21

Financial Highlights selected per share data and ratios
	Year Ended October 31,
Class I	2021	2020	2019	2018	2017
Net asset value at beginning of year	$ 40.99	$ 43.71	$ 42.51	$ 45.00	$ 36.92
Net investment income (loss) (a)	0.30	0.32	0.38	0.36	0.34
Net realized and unrealized gain (loss)	17.91	0.57	5.02	1.84	8.70
Total from investment operations	18.21	0.89	5.40	2.20	9.04
Less distributions:
From net investment income	(0.35)	(0.41)	(0.38)	(0.32)	(0.57)
From net realized gain on investments	(1.42)	(3.20)	(3.82)	(4.37)	(0.39)
Total distributions	(1.77)	(3.61)	(4.20)	(4.69)	(0.96)
Net asset value at end of year	$ 57.43	$ 40.99	$ 43.71	$ 42.51	$ 45.00
Total investment return (b)	45.57%	1.92%	13.80%	5.17%	25.01%
Ratios (to average net assets)/Supplemental Data:
Net investment income (loss)	0.61%	0.81%	0.93%	0.83%	0.84%
Net expenses (c)	0.82%	0.85%(d)	0.86%	0.85%	0.85%(d)
Expenses (before waiver/reimbursement) (c)	0.83%	0.85%	0.86%	0.85%	0.85%
Portfolio turnover rate	23%	16%	20%	15%	15%
Net assets at end of year (in 000’s)	$ 102,714	$ 417,329	$ 488,730	$ 484,839	$ 634,730

(a)	Per share data based on average shares outstanding during the year.
(b)	Total investment return is calculated exclusive of sales charges and assumes the reinvestment of dividends and distributions. Class I shares are not subject to sales charges. For periods of less than one year, total return is not annualized.
(c)	In addition to the fees and expenses which the Fund bears directly, it also indirectly bears a pro-rata share of the fees and expenses of the underlying funds in which it invests. Such indirect expenses are not included in the above expense ratios.
(d)	Net of interest expense which is less than one-tenth of a percent.

	Year Ended October 31,
Class R1	2021	2020	2019	2018	2017
Net asset value at beginning of year	$ 39.90	$ 42.64	$ 41.53	$ 44.07	$ 36.16
Net investment income (loss) (a)	0.38	0.27	0.33	0.37	0.27
Net realized and unrealized gain (loss)	17.27	0.56	4.91	1.73	8.56
Total from investment operations	17.65	0.83	5.24	2.10	8.83
Less distributions:
From net investment income	(0.32)	(0.37)	(0.31)	(0.27)	(0.53)
From net realized gain on investments	(1.42)	(3.20)	(3.82)	(4.37)	(0.39)
Total distributions	(1.74)	(3.57)	(4.13)	(4.64)	(0.92)
Net asset value at end of year	$ 55.81	$ 39.90	$ 42.64	$ 41.53	$ 44.07
Total investment return (b)	45.37%	1.82%	13.71%	5.05%	24.92%
Ratios (to average net assets)/Supplemental Data:
Net investment income (loss)	0.75%	0.69%	0.83%	0.88%	0.67%
Net expenses (c)	0.91%	0.95%(d)	0.96%	0.95%	0.95%(d)
Portfolio turnover rate	23%	16%	20%	15%	15%
Net assets at end of year (in 000’s)	$ 57	$ 38	$ 35	$ 30	$ 3,208

(a)	Per share data based on average shares outstanding during the year.
(b)	Total investment return is calculated exclusive of sales charges and assumes the reinvestment of dividends and distributions. Class R1 shares are not subject to sales charges. For periods of less than one year, total return is not annualized.
(c)	In addition to the fees and expenses which the Fund bears directly, it also indirectly bears a pro-rata share of the fees and expenses of the underlying funds in which it invests. Such indirect expenses are not included in the above expense ratios.
(d)	Net of interest expense which is less than one-tenth of a percent.

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.
22	MainStay WMC Value Fund

Financial Highlights selected per share data and ratios
	Year Ended October 31,
Class R2	2021	2020	2019	2018	2017
Net asset value at beginning of year	$ 39.74	$ 42.48	$ 41.38	$ 43.93	$ 36.05
Net investment income (loss) (a)	0.25	0.18	0.23	0.21	0.20
Net realized and unrealized gain (loss)	17.21	0.55	4.89	1.78	8.50
Total from investment operations	17.46	0.73	5.12	1.99	8.70
Less distributions:
From net investment income	(0.21)	(0.27)	(0.20)	(0.17)	(0.43)
From net realized gain on investments	(1.42)	(3.20)	(3.82)	(4.37)	(0.39)
Total distributions	(1.63)	(3.47)	(4.02)	(4.54)	(0.82)
Net asset value at end of year	$ 55.57	$ 39.74	$ 42.48	$ 41.38	$ 43.93
Total investment return (b)	45.01%	1.57%	13.42%	4.77%	24.60%
Ratios (to average net assets)/Supplemental Data:
Net investment income (loss)	0.50%	0.45%	0.59%	0.50%	0.51%
Net expenses (c)	1.16%	1.20%(d)	1.21%	1.20%	1.20%(d)
Portfolio turnover rate	23%	16%	20%	15%	15%
Net assets at end of year (in 000’s)	$ 1,066	$ 716	$ 780	$ 881	$ 2,583

(a)	Per share data based on average shares outstanding during the year.
(b)	Total investment return is calculated exclusive of sales charges and assumes the reinvestment of dividends and distributions. Class R2 shares are not subject to sales charges. For periods of less than one year, total return is not annualized.
(c)	In addition to the fees and expenses which the Fund bears directly, it also indirectly bears a pro-rata share of the fees and expenses of the underlying funds in which it invests. Such indirect expenses are not included in the above expense ratios.
(d)	Net of interest expense which is less than one-tenth of a percent.

	Year Ended October 31,
Class R3	2021	2020	2019	2018	2017
Net asset value at beginning of year	$ 39.48	$ 42.24	$ 41.15	$ 43.71	$ 35.87
Net investment income (loss) (a)	0.12	0.07	0.13	0.08	0.07
Net realized and unrealized gain (loss)	17.12	0.54	4.87	1.79	8.50
Total from investment operations	17.24	0.61	5.00	1.87	8.57
Less distributions:
From net investment income	(0.13)	(0.17)	(0.09)	(0.06)	(0.34)
From net realized gain on investments	(1.42)	(3.20)	(3.82)	(4.37)	(0.39)
Total distributions	(1.55)	(3.37)	(3.91)	(4.43)	(0.73)
Net asset value at end of year	$ 55.17	$ 39.48	$ 42.24	$ 41.15	$ 43.71
Total investment return (b)	44.66%	1.29%	13.14%	4.51%	24.29%
Ratios (to average net assets)/Supplemental Data:
Net investment income (loss)	0.25%	0.19%	0.32%	0.20%	0.17%
Net expenses (c)	1.42%	1.45%(d)	1.46%	1.45%	1.45%(d)
Portfolio turnover rate	23%	16%	20%	15%	15%
Net assets at end of year (in 000’s)	$ 1,137	$ 2,442	$ 2,314	$ 1,931	$ 1,004

(a)	Per share data based on average shares outstanding during the year.
(b)	Total investment return is calculated exclusive of sales charges and assumes the reinvestment of dividends and distributions. Class R3 shares are not subject to sales charges. For periods of less than one year, total return is not annualized.
(c)	In addition to the fees and expenses which the Fund bears directly, it also indirectly bears a pro-rata share of the fees and expenses of the underlying funds in which it invests. Such indirect expenses are not included in the above expense ratios.
(d)	Net of interest expense which is less than one-tenth of a percent.

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.
23

Financial Highlights selected per share data and ratios
April 26, 2021^ through October 31,
Class R6	2021
Net asset value at beginning of period	$ 53.83
Net investment income (loss) (a)	0.65
Net realized and unrealized gain (loss)	2.94
Total from investment operations	3.59
Net asset value at end of period	$ 57.42
Total investment return (b)	6.67%
Ratios (to average net assets)/Supplemental Data:
Net investment income (loss)††	1.25%
Net expenses††(c)	0.72%
Portfolio turnover rate	23%
Net assets at end of period (in 000’s)	$ 356,580

^	Inception date.
††	Annualized.
(a)	Per share data based on average shares outstanding during the period.
(b)	Total investment return is calculated exclusive of sales charges and assumes the reinvestment of dividends and distributions. Class R6 shares are not subject to sales charges. For periods of less than one year, total return is not annualized.
(c)	In addition to the fees and expenses which the Fund bears directly, it also indirectly bears a pro-rata share of the fees and expenses of the underlying funds in which it invests. Such indirect expenses are not included in the above expense ratios.
The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.
24	MainStay WMC Value Fund

Notes to Financial Statements
Note 1-Organization and Business
The MainStay Funds (the “Trust”) was organized on January 9, 1986, as a Massachusetts business trust. The Trust is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company, and is comprised of twelve funds (collectively referred to as the "Funds"). These financial statements and notes relate to the MainStay WMC Value Fund (formerly MainStay MAP Equity Fund) (the "Fund"), a “diversified” fund, as that term is defined in the 1940 Act, as interpreted or modified by regulatory authorities having jurisdiction, from time to time.
The following table lists the Fund's share classes that have been registered and commenced operations:
Class	Commenced Operations
Class A	June 9, 1999
Investor Class	February 28, 2008
Class B	June 9, 1999
Class C	June 9, 1999
Class I	January 21, 1971
Class R1	January 2, 2004
Class R2	January 2, 2004
Class R3	April 28, 2006
Class R6	April 26, 2021
SIMPLE Class	N/A*

*	SIMPLE Class shares were registered for sale effective as of August 31, 2020 but have not yet commenced operations.
Class B shares of the MainStay Group of Funds are closed to all new purchases as well as additional investments by existing Class B shareholders. Existing Class B shareholders may continue to reinvest dividends and capital gains distributions, as well as exchange their Class B shares for Class B shares of other funds in the MainStay Group of Funds as permitted by the current exchange privileges. Class B shareholders continue to be subject to any applicable contingent deferred sales charge ("CDSC") at the time of redemption. All other features of the Class B shares, including but not limited to the fees and expenses applicable to Class B shares, remain unchanged. Unless redeemed, Class B shareholders will remain in Class B shares of their respective fund until the Class B shares are converted to Class A or Investor Class shares pursuant to the applicable conversion schedule.
Class A and Investor Class shares are offered at net asset value (“NAV”) per share plus an initial sales charge. No initial sales charge applies to investments of $1 million or more (and certain other qualified purchases) in Class A and Investor Class shares. A contingent deferred sales charge (“CDSC”) of 1.00% may be imposed on certain redemptions of Class A and Investor Class shares made within 18 months of the date of purchase on shares that were purchased without an initial sales charge. Class C shares are offered at NAV without an initial sales charge, although a 1.00% CDSC may be imposed on certain redemptions of such shares made within one year of the date of purchase of Class C shares. Class I and Class R6 shares are offered at NAV without a sales charge. SIMPLE
Class shares are currently expected to be offered at NAV without a sales charge. Depending upon eligibility, Class C shares convert to either Class A or Investor Class shares at the end of the calendar quarter ten years after the date they were purchased. Additionally, Investor Class shares may convert automatically to Class A shares. Under certain circumstances and as may be permitted by the Trust’s multiple class plan pursuant to Rule 18f-3 under the 1940 Act, specified share classes of the Fund may be converted to one or more other share classes of the Fund as disclosed in the capital share transactions within these Notes. The classes of shares have the same voting (except for issues that relate solely to one class), dividend, liquidation and other rights, and the same terms and conditions, except that under distribution plans pursuant to Rule 12b-1 under the 1940 Act, Class C shares are subject to higher distribution and/or service fees than Class A, Investor Class and SIMPLE Class shares. Class I, Class R1 and Class R6 shares are not subject to a distribution and/or service fee. Class R1, Class R2 and Class R3 shares are subject to a shareholder service fee, which is in addition to fees paid under the distribution plans for Class R2 and Class R3 shares.
The Fund's investment objective is to seek long-term appreciation of capital.
Note 2–Significant Accounting Policies
The Fund is an investment company and accordingly follows the investment company accounting and reporting guidance of the Financial Accounting Standards Board (“FASB”) Accounting Standards Codification Topic 946 Financial Services—Investment Companies. The Fund prepares its financial statements in accordance with generally accepted accounting principles (“GAAP”) in the United States of America and follows the significant accounting policies described below.
(A) Securities Valuation.  Investments are usually valued as of the close of regular trading on the New York Stock Exchange (the "Exchange") (usually 4:00 p.m. Eastern time) on each day the Fund is open for business ("valuation date").
The Board of Trustees of the Trust (the "Board") adopted procedures establishing methodologies for the valuation of the Fund's securities and other assets and delegated the responsibility for valuation determinations under those procedures to the Valuation Committee of the Trust (the “Valuation Committee”). The procedures state that, subject to the oversight of the Board and unless otherwise noted, the responsibility for the day-to-day valuation of portfolio assets (including fair value measurements for the Fund's assets and liabilities) rests with New York Life Investment Management LLC (“New York Life Investments” or the "Manager"), aided to whatever extent necessary by the Subadvisor (as defined in Note 3(A)). To assess the appropriateness of security valuations, the Manager, the Subadvisor or the Fund's third-party service provider, who is subject to oversight by the Manager, regularly compares prior day prices, prices on comparable securities and the sale prices to the prior and current day prices and challenges prices with changes exceeding certain tolerance levels with third-party pricing services or broker sources.

25

Notes to Financial Statements (continued)
The Board authorized the Valuation Committee to appoint a Valuation Subcommittee (the “Subcommittee”) to establish the prices of securities for which market quotations are not readily available or the prices of which are not otherwise readily determinable under the procedures. The Subcommittee meets (in person, via electronic mail or via teleconference) on an as-needed basis. The Valuation Committee meets to ensure that actions taken by the Subcommittee were appropriate.
For those securities valued through either a standardized fair valuation methodology or a fair valuation measurement, the Subcommittee deals with such valuation and the Valuation Committee reviews and affirms, if appropriate, the reasonableness of the valuation based on such methodologies and measurements on a regular basis after considering information that is reasonably available and deemed relevant by the Valuation Committee. Any action taken by the Subcommittee with respect to the valuation of a portfolio security or other asset is submitted for review and ratification (if appropriate) to the Valuation Committee and the Board at the next regularly scheduled meeting.
"Fair value" is defined as the price the Fund would reasonably expect to receive upon selling an asset or liability in an orderly transaction to an independent buyer in the principal or most advantageous market for the asset or liability. Fair value measurements are determined within a framework that establishes a three-tier hierarchy that maximizes the use of observable market data and minimizes the use of unobservable inputs to establish a classification of fair value measurements for disclosure purposes. "Inputs" refer broadly to the assumptions that market participants would use in pricing the asset or liability, including assumptions about risk, such as the risk inherent in a particular valuation technique used to measure fair value using a pricing model and/or the risk inherent in the inputs for the valuation technique. Inputs may be observable or unobservable. Observable inputs reflect the assumptions market participants would use in pricing the asset or liability based on market data obtained from sources independent of the Fund. Unobservable inputs reflect the Fund’s own assumptions about the assumptions market participants would use in pricing the asset or liability based on the information available. The inputs or methodology used for valuing assets or liabilities may not be an indication of the risks associated with investing in those assets or liabilities. The three-tier hierarchy of inputs is summarized below.
•	Level 1—quoted prices in active markets for an identical asset or liability
•	Level 2—other significant observable inputs (including quoted prices for a similar asset or liability in active markets, interest rates and yield curves, prepayment speeds, credit risk, etc.)
•	Level 3—significant unobservable inputs (including the Fund's own assumptions about the assumptions that market participants would use in measuring fair value of an asset or liability)
The level of an asset or liability within the fair value hierarchy is based on the lowest level of an input, both individually and in the aggregate, that is significant to the fair value measurement. The aggregate value by input level of the Fund’s assets and liabilities as of October 31, 2021, is included at the end of the Portfolio of Investments.
The Fund may use third-party vendor evaluations, whose prices may be derived from one or more of the following standard inputs, among others:
• Broker/dealer quotes	• Benchmark securities
• Two-sided markets	• Reference data (corporate actions or material event notices)
• Bids/offers	• Monthly payment information
• Industry and economic events	• Reported trades
An asset or liability for which market values cannot be measured using the methodologies described above is valued by methods deemed reasonable in good faith by the Valuation Committee, following the procedures established by the Board, to represent fair value. Under these procedures, the Fund generally uses a market-based approach which may use related or comparable assets or liabilities, recent transactions, market multiples, book values and other relevant information. The Fund may also use an income-based valuation approach in which the anticipated future cash flows of the asset or liability are discounted to calculate fair value. Discounts may also be applied due to the nature and/or duration of any restrictions on the disposition of the asset or liability. Fair value represents a good faith approximation of the value of a security. Fair value determinations involve the consideration of a number of subjective factors, an analysis of applicable facts and circumstances and the exercise of judgment. As a result, it is possible that the fair value for a security determined in good faith in accordance with the Fund's valuation procedures may differ from valuations for the same security determined by other funds using their own valuation procedures. Although the Fund's valuation procedures are designed to value a security at the price the Fund may reasonably expect to receive upon the security's sale in an orderly transaction, there can be no assurance that any fair value determination thereunder would, in fact, approximate the amount that the Fund would actually realize upon the sale of the security or the price at which the security would trade if a reliable market price were readily available. During the year ended October 31, 2021, there were no material changes to the fair value methodologies.
Securities which may be valued in this manner include, but are not limited to: (i) a security for which trading has been halted or suspended; (ii) a debt security that has recently gone into default and for which there is not a current market quotation; (iii) a security of an issuer that has entered into a restructuring; (iv) a security that has been delisted from a national exchange; (v) a security for which the market price is not readily available from a third-party pricing source or, if so provided, does not, in the opinion of the Manager or the Subadvisor, reflect the security's market value; (vi) a security subject to trading collars for which no or limited trading takes place; and (vii) a security whose principal market has been temporarily closed at a time when, under normal conditions, it would be open. Securities valued in this manner are generally categorized as Level 3 in the hierarchy. No securities held by the Fund as of October 31, 2021 were fair valued in such a manner.

26	MainStay WMC Value Fund

Equity securities are valued at the last quoted sales prices as of the close of regular trading on the relevant exchange on each valuation date. Securities that are not traded on the valuation date are valued at the mean of the last quoted bid and ask prices. Prices are normally taken from the principal market in which each security trades. These securities are generally categorized as Level 1 in the hierarchy.
Investments in mutual funds, including money market funds, are valued at their respective NAVs at the close of business each day on the valuation date. These securities are generally categorized as Level 1 in the hierarchy.
Temporary cash investments acquired in excess of 60 days to maturity at the time of purchase are valued using the latest bid prices or using valuations based on a matrix system (which considers such factors as security prices, yields, maturities and ratings), both as furnished by independent pricing services. Temporary cash investments that mature in 60 days or less at the time of purchase ("Short-Term Investments") are valued using the amortized cost method of valuation, unless the use of such method would be inappropriate. The amortized cost method involves valuing a security at its cost on the date of purchase and thereafter assuming a constant amortization to maturity of the difference between such cost and the value on maturity date. Amortized cost approximates the current fair value of a security. Securities valued using the amortized cost method are not valued using quoted prices in an active market and are generally categorized as Level 2 in the hierarchy.
The information above is not intended to reflect an exhaustive list of the methodologies that may be used to value portfolio investments. The valuation procedures permit the use of a variety of valuation methodologies in connection with valuing portfolio investments. The methodology used for a specific type of investment may vary based on the market data available or other considerations. The methodologies summarized above may not represent the specific means by which portfolio investments are valued on any particular business day.
(B) Income Taxes.  The Fund's policy is to comply with the requirements of the Internal Revenue Code of 1986, as amended (the “Internal Revenue Code”), applicable to regulated investment companies and to distribute all of its taxable income to the shareholders of the Fund within the allowable time limits.
The Manager evaluates the Fund’s tax positions to determine if the tax positions taken meet the minimum recognition threshold in connection with accounting for uncertainties in income tax positions taken or expected to be taken for the purposes of measuring and recognizing tax liabilities in the financial statements. Recognition of tax benefits of an uncertain tax position is permitted only to the extent the position is “more likely than not” to be sustained assuming examination by taxing authorities. The Manager analyzed the Fund's tax positions taken on federal, state and local income tax returns for all open tax years (for up to three tax years) and has concluded that no provisions for federal, state and local income tax are required in the Fund's financial statements. The Fund's federal, state and local income tax and federal excise tax returns for tax years for which the applicable statutes of limitations have not expired are subject to examination by the Internal Revenue Service and state and local departments of revenue.
(C) Dividends and Distributions to Shareholders. Dividends and distributions are recorded on the ex-dividend date. The Fund intends to declare and pay dividends from net investment income and distributions from net realized capital and currency gains, if any, at least annually. Unless a shareholder elects otherwise, all dividends and distributions are reinvested at NAV in the same class of shares of the Fund. Dividends and distributions to shareholders are determined in accordance with federal income tax regulations and may differ from determinations using GAAP.
(D) Security Transactions and Investment Income.  The Fund records security transactions on the trade date. Realized gains and losses on security transactions are determined using the identified cost method. Dividend income is recognized on the ex-dividend date, net of any foreign tax withheld at the source, and interest income is accrued as earned using the effective interest rate method. Distributions received from real estate investment trusts may be classified as dividends, capital gains and/or return of capital.
Investment income and realized and unrealized gains and losses on investments of the Fund are allocated pro rata to the separate classes of shares based upon their relative net assets on the date the income is earned or realized and unrealized gains and losses are incurred.
(E) Expenses.  Expenses of the Trust are allocated to the individual Funds in proportion to the net assets of the respective Funds when the expenses are incurred, except where direct allocations of expenses can be made. Expenses (other than transfer agent expenses and fees incurred under the shareholder services plans and/or the distribution plans further discussed in Note 3(B)) are allocated to separate classes of shares pro rata based upon their relative net assets on the date the expenses are incurred. The expenses borne by the Fund, including those of related parties to the Fund, are shown in the Statement of Operations.
Additionally, the Fund may invest in mutual funds, which are subject to management fees and other fees that may cause the costs of investing in mutual funds to be greater than the costs of owning the underlying securities directly. These indirect expenses of mutual funds are not included in the amounts shown as expenses in the Statement of Operations or in the expense ratios included in the Financial Highlights.
(F) Use of Estimates.  In preparing financial statements in conformity with GAAP, the Manager makes estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results could differ from those estimates and assumptions.
(G) Foreign Currency Transactions. The Fund's books and records are maintained in U.S. dollars. Prices of securities denominated in foreign currency amounts are translated into U.S. dollars at the mean between
27

Notes to Financial Statements (continued)
the buying and selling rates last quoted by any major U.S. bank at the following dates:
(i) market value of investment securities, other assets and liabilities— at the valuation date; and
(ii) purchases and sales of investment securities, income and expenses—at the date of such transactions.
The assets and liabilities that are denominated in foreign currency amounts are presented at the exchange rates and market values at the close of the period. The realized and unrealized changes in net assets arising from fluctuations in exchange rates and market prices of securities are not separately presented.
Net realized gain (loss) on foreign currency transactions represents net currency gains or losses realized as a result of differences between the amounts of securities sale proceeds or purchase cost, dividends, interest and withholding taxes as recorded on the Fund's books, and the U.S. dollar equivalent amount actually received or paid. Net currency gains or losses from valuing such foreign currency denominated assets and liabilities, other than investments at valuation date exchange rates, are reflected in unrealized foreign exchange gains or losses.
(H) Securities Lending. In order to realize additional income, the Fund may engage in securities lending, subject to the limitations set forth in the 1940 Act and relevant guidance by the staff of the Securities and Exchange Commission (“SEC”). If the Fund engages in securities lending, the Fund will lend through its custodian, JPMorgan Chase Bank, N.A., ("JPMorgan"), acting as securities lending agent on behalf of the Fund. Under the current arrangement, JPMorgan will manage the Fund's collateral in accordance with the securities lending agency agreement between the Fund and JPMorgan, and indemnify the Fund against counterparty risk. The loans will be collateralized by cash (which may be invested in a money market fund) and/or non-cash collateral (which may include U.S. Treasury securities and/or U.S. government agency securities issued or guaranteed by the United States government or its agencies or instrumentalities) at least equal at all times to the market value of the securities loaned. The Fund bears the risk of delay in recovery of, or loss of rights in, the securities loaned. The Fund may also record a realized gain or loss on securities deemed sold due to a borrower’s inability to return securities on loan. The Fund bears the risk of any loss on investment of cash collateral. The Fund will receive compensation for lending its securities in the form of fees or it will retain a portion of interest earned on the investment of any cash collateral. The Fund will also continue to receive interest and dividends on the securities loaned and any gain or loss in the market price of the securities loaned that may occur during the term of the loan will be for the account of the Fund. Income earned from securities lending activities, if any, is reflected in the Statement of Operations. Securities on loan as of October 31, 2021, are shown in the Portfolio of Investments.
Prior to November 23, 2020, these services were provided by State Street Bank and Trust Company (“State Street”).
(I) Foreign Securities Risk.  The ability of issuers of debt securities held by the Fund to meet their obligations may be affected by, among other things, economic or political developments in a specific country, industry or region. Debt securities are also subject to the risks associated with changes in interest rates. The Fund may invest in foreign securities, which carry certain risks that are in addition to the usual risks inherent in domestic securities. These risks include those resulting from currency fluctuations, future adverse political or economic developments and possible imposition of currency exchange blockages or other foreign governmental laws or restrictions. These risks are likely to be greater in emerging markets than in developed markets. The ability of issuers of debt securities held by the Fund to meet their obligations may be affected by, among other things, economic or political developments in a specific country, industry or region.
(J) Indemnifications.  Under the Trust’s organizational documents, its officers and trustees are indemnified against certain liabilities that may arise out of performance of their duties to the Trust. Additionally, in the normal course of business, the Fund enters into contracts with third-party service providers that contain a variety of representations and warranties and that may provide general indemnifications. The Fund's maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Fund that have not yet occurred. The Manager believes that the risk of loss in connection with these potential indemnification obligations is remote. However, there can be no assurance that material liabilities related to such obligations will not arise in the future, which could adversely impact the Fund.
Note 3–Fees and Related Party Transactions
(A) Manager and Subadvisors. New York Life Investments, a registered investment adviser and an indirect, wholly-owned subsidiary of New York Life Insurance Company (“New York Life”), serves as the Fund’s Manager, pursuant to an Amended and Restated Management Agreement (“Management Agreement”). The Manager provides offices, conducts clerical, recordkeeping and bookkeeping services and keeps most of the financial and accounting records required to be maintained by the Fund. Except for the portion of salaries and expenses that are the responsibility of the Fund, the Manager pays the salaries and expenses of all personnel affiliated with the Fund and certain operational expenses of the Fund. The Fund reimburses New York Life Investments in an amount equal to the portion of the compensation of the Chief Compliance Officer attributable to the Fund. The Fund’s subadvisor changed effective April 26, 2021 due to the termination of Markston and Epoch as the Fund’s subadvisors and the appointment of Wellington Management Company LLP (“Wellington” or the “Subadvisor”) as the Fund’s subadvisor. Wellington, a registered investment adviser, is responsible for the day-to-day portfolio management of the Fund. Pursuant to the terms of a Subadvisory Agreement (“Subadvisory Agreement”) between New York Life Investments and Wellington, New York Life Investments pays for the services of the Subadvisor.

28	MainStay WMC Value Fund

Effective April 26, 2021, under the Management Agreement, the Fund pays the Manager a monthly fee for the services performed and the facilities furnished at an annual rate of the Fund’s average daily net assets as follows: 0.66% on assets up to $1 billion; 0.64% on assets from $1 billion to $3 billion; and 0.62% on assets over $3 billion.
Effective April 26, 2021, New York Life Investments has contractually agreed to waive fees and/or reimburse expenses so that Total Annual Fund Operating Expenses (excluding taxes, interest, litigation, extraordinary expenses, brokerage and other transaction expenses relating to the purchase or sale of portfolio investments, and acquired (underlying) fund fees and expenses) for Class I shares do not exceed 0.70% of its average daily net assets. In addition, New York Life Investments will waive fees and/or reimburse expenses so that Total Annual Fund Operating Expenses (excluding taxes, interest, litigation, extraordinary expenses, brokerage and other transaction expenses relating to the purchase or sale of portfolio investments, and acquired (underlying) fund fees and expenses) for Class R6 do not exceed those of Class I. This agreement will remain in effect until February 28, 2023, and shall renew automatically for one-year terms unless New York Life Investments provides written notice of termination prior to the start of the next term or upon approval of the Board.
Prior to April 26, 2021, the Fund paid the Manager a monthly fee for the services performed and the facilities furnished at an annual rate of the Fund’s average daily net assets as follows: 0.75% up to $1 billion; 0.70% from $1 billion to $3 billion; and 0.675% in excess of $3 billion, plus a fee for fund accounting services previously provided by New York Life Investments under a separate fund accounting agreement furnished at an annual rate of the Fund’s average daily net assets as follows: 0.05% up to $20 million; 0.0333% from $20 million to $100 million; and 0.01% in excess of $100 million. During the year ended October 31, 2021, the effective management fee rate was 0.71%, inclusive of a fee for fund accounting services of 0.01% of the Fund’s average daily net assets.
During the year ended October 31, 2021, New York Life Investments earned fees from the Fund in the amount of $7,435,117 and waived fees and/or reimbursed expenses in the amount of $42,884 and paid Markston, Epoch and Wellington in the amount of $1,382,527, $640,225 and $1,510,371, respectively.
JPMorgan provides sub-administration and sub-accounting services to the Fund pursuant to an agreement with New York Life Investments. These services include calculating the daily NAVs of the Fund, maintaining the general ledger and sub-ledger accounts for the calculation of the Fund's NAVs, and assisting New York Life Investments in conducting various aspects of the Fund's administrative operations. For providing these services to the Fund, JPMorgan is compensated by New York Life Investments.
Prior to November 23, 2020, these services were provided by State Street.
Pursuant to an agreement between the Trust and New York Life Investments, New York Life Investments is responsible for providing or procuring certain regulatory reporting services for the Fund. The Fund will reimburse New York Life Investments for the actual costs incurred by New York Life Investments in connection with providing or procuring these services for the Fund.
(B) Distribution and Service Fees.  The Trust, on behalf of the Fund, has entered into a distribution agreement with NYLIFE Distributors LLC (the “Distributor”), an affiliate of New York Life Investments. The Fund has adopted distribution plans (the “Plans”) in accordance with the provisions of Rule 12b-1 under the 1940 Act.
Pursuant to the Class A, Investor Class and Class R2 Plans, the Distributor receives a monthly fee from the Class A, Investor Class and Class R2 shares at an annual rate of 0.25% of the average daily net assets of the Class A, Investor Class and Class R2 shares for distribution and/or service activities as designated by the Distributor. Pursuant to the Class B and Class C Plans, Class B and Class C shares pay the Distributor a monthly distribution fee at an annual rate of 0.75% of the average daily net assets of the Class B and Class C shares, along with a service fee at an annual rate of 0.25% of the average daily net assets of the Class B and Class C shares, for a total 12b-1 fee of 1.00%. Pursuant to the Class R3 Plan, Class R3 shares pay the Distributor a monthly distribution fee at an annual rate of 0.25% of the average daily net assets of the Class R3 shares, along with a service fee at an annual rate of 0.25% of the average daily net assets of the Class R3 shares, for a total 12b-1 fee of 0.50%. Class I, Class R1 and Class R6 shares are not subject to a distribution and/or service fee.
The Plans provide that the distribution and service fees are payable to the Distributor regardless of the amounts actually expended by the Distributor for distribution of the Fund's shares and service activities.
In accordance with the Shareholder Services Plans for the Class R1, Class R2 and Class R3 shares, the Manager has agreed to provide, through its affiliates or independent third parties, various shareholder and administrative support services to shareholders of the Class R1, Class R2 and Class R3 shares. For its services, the Manager, its affiliates or independent third-party service providers are entitled to a shareholder service fee accrued daily and paid monthly at an annual rate of 0.10% of the average daily net assets of the Class R1, Class R2 and Class R3 shares. This is in addition to any fees paid under the Class R2 and Class R3 Plans.
During the year ended October 31, 2021, shareholder service fees incurred by the Fund were as follows:

Class R1	$ 51
Class R2	944
Class R3	1,245
(C) Sales Charges.  The Fund was advised by the Distributor that the amount of initial sales charges retained on sales of Class A and Investor Class shares during the year ended October 31, 2021, were $25,513 and $10,357, respectively.
29

Notes to Financial Statements (continued)
The Fund was also advised that the Distributor retained CDSCs on redemptions of Class A, Investor Class, Class B and Class C shares during the year ended October 31, 2021, of $1,183, $1, $492 and $188, respectively.
(D) Transfer, Dividend Disbursing and Shareholder Servicing Agent. NYLIM Service Company LLC, an affiliate of New York Life Investments, is the Fund's transfer, dividend disbursing and shareholder servicing agent pursuant to an agreement between NYLIM Service Company LLC and the Trust. NYLIM Service Company LLC has entered into an agreement with DST Asset Manager Solutions, Inc. ("DST"), pursuant to which DST performs certain transfer agent services on behalf of NYLIM Service Company LLC. New York Life Investments has contractually agreed to limit the transfer agency expenses charged to the Fund’s share classes to a maximum of 0.35% of that share class’s average daily net assets on an annual basis after deducting any applicable Fund or class-level expense reimbursement or small account fees. This agreement will remain in effect until February 28, 2022, and shall renew automatically for one-year terms unless New York Life Investments provides written notice of termination prior to the start of the next term or upon approval of the Board. During the year ended October 31, 2021, transfer agent expenses incurred by the Fund and any reimbursements, pursuant to the aforementioned Transfer Agency expense limitation agreement, were as follows:
Class	Expense	Waived
Class A	$275,558	$ —
Investor Class	250,119	(1,743)
Class B	52,245	(310)
Class C	46,206	(174)
Class I	129,966	—
Class R1	28	—
Class R2	520	—
Class R3	663	—
Class R6	7,235	—
(E) Small Account Fee.  Shareholders with small accounts adversely impact the cost of providing transfer agency services. In an effort to reduce total transfer agency expenses, the Fund has implemented a small account fee on certain types of accounts. As described in the Fund's prospectus, certain shareholders with an account balance of less than $1,000 ($5,000 for Class A share accounts) are charged an annual per account fee of $20 (assessed semi-annually), the proceeds from which offset transfer agent fees as reflected in the Statement of Operations. This small account fee will not apply to certain types of accounts as described further in the Fund’s prospectus.

(F) Investments in Affiliates (in 000’s).  During the year ended October 31, 2021, purchases and sales transactions, income earned from investments and shares held of investment companies managed by New York Life Investments or its affiliates were as follows:
Affiliated Investment Companies	Value, Beginning of Year	Purchases at Cost	Proceeds from Sales	Net Realized Gain/(Loss) on Sales	Change in Unrealized Appreciation/ (Depreciation)	Value, End of Year	Dividend Income	Other Distributions	Shares End of Year
MainStay U.S. Government Liquidity Fund	$ 5,057	$ 207,006	$ (201,285)	$ —	$ —	$ 10,778	$ 1	$ —	10,778

(G) Capital. As of October 31, 2021, New York Life and its affiliates beneficially held shares of the Fund with the values and percentages of net assets as follows:
Class R6	$26,667	0.0%‡

‡	Less than one-tenth of a percent.
30	MainStay WMC Value Fund

Note 4-Federal Income Tax
As of October 31, 2021, the cost and unrealized appreciation (depreciation) of the Fund’s investment portfolio, including applicable derivative contracts and other financial instruments, as determined on a federal income tax basis, were as follows:
	Federal Tax Cost	Gross Unrealized Appreciation	Gross Unrealized (Depreciation)	Net Unrealized Appreciation/ (Depreciation)
Investments in Securities	$952,903,142	$178,660,001	$(21,924,074)	$156,735,927
As of October 31, 2021, the components of accumulated gain (loss) on a tax basis were as follows:
Ordinary income	Accumulated Capital and Other Gain (Loss)	Unrealized Appreciation (Depreciation)	Total Accumulated Gain (Loss)
$43,549,542	$460,876,907	$156,735,927	$661,162,376
The difference between book-basis and tax-basis unrealized appreciation (depreciation) is primarily due to wash sale adjustments.
The following table discloses the current year reclassifications between total distributable earnings (loss) and additional paid-in capital arising from permanent differences; net assets as of October 31, 2021 were not affected.
Total Distributable Earnings (Loss)	Additional Paid-In Capital
$(121,112,820)	$121,112,820
The reclassifications for the Fund are primarily due to equalization.
During the years ended October 31, 2021 and October 31, 2020, the tax character of distributions paid as reflected in the Statements of Changes in Net Assets was as follows:
	2021	2020
Distributions paid from:
Ordinary Income	$ 6,062,614	$ 7,936,116
Long-Term Capital Gains	31,336,765	77,313,368
Total	$37,399,379	$85,249,484
Note 5–Custodian
JPMorgan is the custodian of cash and securities held by the Fund. Custodial fees are charged to the Fund based on the Fund's net assets and/or the market value of securities held by the Fund and the number of certain transactions incurred by the Fund.
Prior to November 23, 2020, these services were provided by State Street. The services provided by State Street were a direct expense of the Fund and are included in the Statement of Operations as Custodian fees which totaled $1,731 for the period November 1, 2020 through November 22, 2020.
Note 6–Line of Credit
The Fund and certain other funds managed by New York Life Investments maintain a line of credit with a syndicate of banks in order to secure a source of funds for temporary purposes to meet unanticipated or excessive redemption requests.
Effective July 27, 2021, under the credit agreement (the “Credit Agreement”), the aggregate commitment amount is $600,000,000 with an additional uncommitted amount of $100,000,000. The commitment fee is an annual rate of 0.15% of the average commitment amount payable quarterly, regardless of usage, to JPMorgan, who serves as the agent to the syndicate. The commitment fee is allocated among the Fund and certain other funds managed by New York Life Investments based upon their respective net assets and other factors. Interest on any revolving credit loan is charged based upon the Federal Funds Rate or the one-month London Interbank Offered Rate ("LIBOR"), whichever is higher. The Credit Agreement expires on July 26, 2022, although the Fund, certain other funds managed by New York Life Investments and the syndicate of banks may renew the Credit Agreement for an additional year on the same or different terms or enter into a credit agreement with a different syndicate of banks. Prior to July 27, 2021, the aggregate commitment amount and the commitment fee were the same as those under the current Credit Agreement. During the year ended October 31, 2021, there were no borrowings made or outstanding with respect to the Fund under the Credit Agreement.
Note 7–Interfund Lending Program
Pursuant to an exemptive order issued by the SEC, the Fund, along with certain other funds managed by New York Life Investments, may participate in an interfund lending program. The interfund lending program provides an alternative credit facility that permits the Fund and certain other funds managed by New York Life Investments to lend or borrow money for temporary purposes directly to or from one another, subject to the conditions of the exemptive order. During the year ended October 31, 2021, there were no interfund loans made or outstanding with respect to the Fund.
Note 8–Purchases and Sales of Securities (in 000’s)
During the year ended October 31, 2021, purchases and sales of securities, other than short-term securities, were $238,389 and $419,310, respectively.
Note 9–Capital Share Transactions
Transactions in capital shares for the years ended October 31, 2021 and October 31, 2020, were as follows:
31

Notes to Financial Statements (continued)
Class A	Shares	Amount
Year ended October 31, 2021:
Shares sold	393,231	$ 19,413,350
Shares issued to shareholders in reinvestment of distributions	356,091	15,628,837
Shares redeemed	(1,351,833)	(66,693,648)
Net increase (decrease) in shares outstanding before conversion	(602,511)	(31,651,461)
Shares converted into Class A (See Note 1)	655,743	31,612,039
Shares converted from Class A (See Note 1)	(4,741)	(236,242)
Net increase (decrease)	48,491	$ (275,664)
Year ended October 31, 2020:
Shares sold	529,300	$ 20,239,103
Shares issued to shareholders in reinvestment of distributions	843,190	33,837,200
Shares redeemed	(1,951,518)	(74,696,185)
Net increase (decrease) in shares outstanding before conversion	(579,028)	(20,619,882)
Shares converted into Class A (See Note 1)	339,901	13,474,760
Shares converted from Class A (See Note 1)	(7,078)	(251,232)
Net increase (decrease)	(246,205)	$ (7,396,354)

Investor Class	Shares	Amount
Year ended October 31, 2021:
Shares sold	45,764	$ 2,257,681
Shares issued to shareholders in reinvestment of distributions	61,674	2,707,491
Shares redeemed	(131,621)	(6,457,578)
Net increase (decrease) in shares outstanding before conversion	(24,183)	(1,492,406)
Shares converted into Investor Class (See Note 1)	35,932	1,790,628
Shares converted from Investor Class (See Note 1)	(571,930)	(27,460,423)
Net increase (decrease)	(560,181)	$ (27,162,201)
Year ended October 31, 2020:
Shares sold	96,681	$ 3,654,326
Shares issued to shareholders in reinvestment of distributions	160,931	6,462,976
Shares redeemed	(196,367)	(7,659,132)
Net increase (decrease) in shares outstanding before conversion	61,245	2,458,170
Shares converted into Investor Class (See Note 1)	47,537	1,774,854
Shares converted from Investor Class (See Note 1)	(261,205)	(10,496,913)
Net increase (decrease)	(152,423)	$ (6,263,889)

Class B	Shares	Amount
Year ended October 31, 2021:
Shares sold	5,188	$ 211,148
Shares issued to shareholders in reinvestment of distributions	15,616	589,371
Shares redeemed	(65,590)	(2,769,386)
Net increase (decrease) in shares outstanding before conversion	(44,786)	(1,968,867)
Shares converted from Class B (See Note 1)	(94,994)	(4,041,041)
Net increase (decrease)	(139,780)	$ (6,009,908)
Year ended October 31, 2020:
Shares sold	9,341	$ 302,019
Shares issued to shareholders in reinvestment of distributions	51,808	1,806,015
Shares redeemed	(100,807)	(3,293,066)
Net increase (decrease) in shares outstanding before conversion	(39,658)	(1,185,032)
Shares converted from Class B (See Note 1)	(113,870)	(3,737,122)
Net increase (decrease)	(153,528)	$ (4,922,154)

Class C	Shares	Amount
Year ended October 31, 2021:
Shares sold	25,036	$ 1,120,984
Shares issued to shareholders in reinvestment of distributions	15,311	577,993
Shares redeemed	(180,583)	(7,613,414)
Net increase (decrease) in shares outstanding before conversion	(140,236)	(5,914,437)
Shares converted from Class C (See Note 1)	(44,661)	(1,880,706)
Net increase (decrease)	(184,897)	$ (7,795,143)
Year ended October 31, 2020:
Shares sold	48,129	$ 1,523,344
Shares issued to shareholders in reinvestment of distributions	52,580	1,833,460
Shares redeemed	(275,982)	(9,304,419)
Net increase (decrease) in shares outstanding before conversion	(175,273)	(5,947,615)
Shares converted from Class C (See Note 1)	(25,291)	(816,851)
Net increase (decrease)	(200,564)	$ (6,764,466)

32	MainStay WMC Value Fund

Class I	Shares	Amount
Year ended October 31, 2021:
Shares sold	211,823	$ 10,991,191
Shares issued to shareholders in reinvestment of distributions	369,174	16,808,484
Shares redeemed	(2,559,831)	(124,640,457)
Net increase (decrease) in shares outstanding before conversion	(1,978,834)	(96,840,782)
Shares converted into Class I (See Note 1)	4,165	215,745
Shares converted from Class I (See Note 1)	(6,419,247)	(345,548,082)
Net increase (decrease)	(8,393,916)	$(442,173,119)
Year ended October 31, 2020:
Shares sold	991,315	$ 30,868,280
Shares issued to shareholders in reinvestment of distributions	938,246	38,993,531
Shares redeemed	(2,929,764)	(119,324,440)
Net increase (decrease) in shares outstanding before conversion	(1,000,203)	(49,462,629)
Shares converted into Class I (See Note 1)	1,177	52,504
Net increase (decrease)	(999,026)	$ (49,410,125)

Class R1	Shares	Amount
Year ended October 31, 2021:
Shares sold	18	$ 880
Shares issued to shareholders in reinvestment of distributions	38	1,674
Net increase (decrease)	56	$ 2,554
Year ended October 31, 2020:
Shares sold	58	$ 2,266
Shares issued to shareholders in reinvestment of distributions	73	2,963
Net increase (decrease)	131	$ 5,229

Class R2	Shares	Amount
Year ended October 31, 2021:
Shares sold	1,159	$ 56,954
Shares issued to shareholders in reinvestment of distributions	593	26,226
Shares redeemed	(579)	(26,342)
Net increase (decrease)	1,173	$ 56,838
Year ended October 31, 2020:
Shares sold	2,112	$ 80,909
Shares issued to shareholders in reinvestment of distributions	1,445	58,398
Shares redeemed	(3,897)	(155,577)
Net increase (decrease)	(340)	$ (16,270)

Class R3	Shares	Amount
Year ended October 31, 2021:
Shares sold	1,591	$ 79,036
Shares issued to shareholders in reinvestment of distributions	2,181	95,950
Shares redeemed	(45,015)	(2,004,078)
Net increase (decrease)	(41,243)	$ (1,829,092)
Year ended October 31, 2020:
Shares sold	8,700	$ 326,941
Shares issued to shareholders in reinvestment of distributions	4,589	184,724
Shares redeemed	(6,220)	(240,174)
Net increase (decrease)	7,069	$ 271,491

Class R6(a)	Shares	Amount
Period ended October 31, 2021:
Shares sold	41,870	$ 2,385,005
Shares redeemed	(250,858)	(14,080,544)
Net increase (decrease) in shares outstanding before conversion	(208,988)	(11,695,539)
Shares converted into Class R6 (See Note 1)	6,419,247	345,548,082
Net increase (decrease)	6,210,259	$ 333,852,543

(a)	The inception of the class was April 26, 2021.
Note 10–Other Matters
An outbreak of COVID-19, first detected in December 2019, has developed into a global pandemic and has resulted in travel restrictions, closure of international borders, certain businesses and securities markets, restrictions on securities trading activities, prolonged quarantines, supply chain disruptions, and lower consumer demand, as well as general concern and uncertainty. The continued impact of COVID-19 and related new variants is uncertain and could further adversely affect the global economy, national economies, individual issuers and capital markets in unforeseeable ways and result in a substantial and extended economic downturn. Developments that disrupt global economies and financial markets, such as COVID-19, may magnify factors that affect the Fund's performance.
Note 11–Subsequent Events
In connection with the preparation of the financial statements of the Fund as of and for the year ended October 31, 2021, events and transactions subsequent to October 31, 2021, through the date the financial statements were issued have been evaluated by the Manager for possible adjustment and/or disclosure. No subsequent events requiring financial statement adjustment or disclosure have been identified.
33

Report of Independent Registered Public Accounting Firm
To the Shareholders of the Fund and Board of Trustees
The MainStay Funds:
Opinion on the Financial Statements
We have audited the accompanying statement of assets and liabilities of MainStay WMC Value Fund (formerly, MainStay MAP Equity Fund) (the Fund), one of the funds constituting The MainStay Funds, including the portfolio of investments, as of October 31, 2021, the related statement of operations for the year then ended, the statements of changes in net assets for each of the years in the two-year period then ended, and the related notes (collectively, the financial statements) and the financial highlights for each of the years or periods in the five-year period then ended. In our opinion, the financial statements and financial highlights present fairly, in all material respects, the financial position of the Fund as of October 31, 2021, the results of its operations for the year then ended, the changes in its net assets for each of the years in the two-year period then ended, and the financial highlights for each of the years or periods in the five-year period then ended, in conformity with U.S. generally accepted accounting principles.
Basis for Opinion
These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.
We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement, whether due to error or fraud. Our audits included performing procedures to assess the risks of material misstatement of the financial statements and financial highlights, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements and financial highlights. Such procedures also included confirmation of securities owned as of October 31, 2021, by correspondence with custodians and the transfer agent. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements and financial highlights. We believe that our audits provide a reasonable basis for our opinion.
We have served as the auditor of one or more New York Life Investment Management investment companies since 2003.
Philadelphia, Pennsylvania
December 24, 2021
34	MainStay WMC Value Fund

Federal Income Tax
Information   (Unaudited)
The Fund is required under the Internal Revenue Code to advise shareholders in a written statement as to the federal tax status of dividends paid by the Fund during such fiscal years. Accordingly, the Fund paid $31,347,858 as long term capital gain distributions.
For the fiscal year ended October 31, 2021, the Fund designated approximately $6,062,614 under the Internal Revenue Code as qualified dividend income eligible for reduced tax rates.
The dividends paid by the Fund during the fiscal year ended October 31, 2021 should be multiplied by 100.00% to arrive at the amount eligible for the corporate dividend-received deduction.
In February 2022, shareholders will receive an IRS Form 1099-DIV or substitute Form 1099, which will show the federal tax status of the distributions received by shareholders in calendar year 2021. The amounts that will be reported on such 1099-DIV or substitute Form 1099 will be the amounts you are to use on your federal income tax return and will differ from the amounts which we must report for the Fund's fiscal year ended October 31, 2021.
Proxy Voting Record
The Fund is required to file with the SEC its proxy voting records for the 12-month period ending June 30 on Form N-PX. The most recent Form N-PX or proxy voting record is available free of charge upon request by calling 800-624-6782; visiting the MainStay Funds’ website at newyorklifeinvestments.com; or visiting the SEC’s website at www.sec.gov.
Shareholder Reports and Quarterly Portfolio Disclosure
The Fund is required to file its complete schedule of portfolio holdings with the SEC 60 days after its first and third fiscal quarter on Form N-PORT. The Fund's holdings report is available free of charge upon request by calling New York Life Investments at 800-624-6782.
35

Board of Trustees and Officers (Unaudited)
The Trustees and officers of the Fund are listed below. The Board oversees the MainStay Group of Funds (which consists of MainStay Funds and MainStay Funds Trust), MainStay VP Funds Trust, MainStay MacKay DefinedTerm Municipal Opportunities Fund, MainStay CBRE Global Infrastructure Megatrends Fund, the Manager and the Subadvisors, and elects the officers of the Funds who are responsible for the day-to-day operations of the Fund. Information pertaining to the Trustees and officers is set forth below. Each Trustee serves until his or her successor is elected and qualified or until his or her resignation, death or removal. Under the Board’s retirement policy, unless an exception is made, a Trustee must tender his or her resignation by the end of the calendar year during which he or she reaches the age of 75. Mr. Nolan reached the age of 75 during the calendar year 2021. Accordingly, Mr. Nolan is expected to serve until the end of calendar year 2021, at which time he intends to retire. Additionally, Ms. Hammond was appointed as a Trustee of the Fund effective as of Mr. Nolan's retirement. Officers are elected annually by the Board. The business address of each Trustee and officer listed below is 51 Madison Avenue, New York, New York 10010. A majority of the Trustees are not “interested persons” (as defined by the 1940 Act and rules adopted by the SEC thereunder) of the Fund (“Independent Trustees”).
Name and Year of Birth	Term of Office, Position(s) Held and Length of Service	Principal Occupation(s) During Past Five Years	Number of Portfolios in Fund Complex Overseen by Trustee	Other Directorships Held by Trustee

Yie-Hsin Hung* 1962	MainStay Funds: Trustee since 2017; MainStay Funds Trust: Trustee since 2017	Senior Vice President of New York Life since joining in 2010, Member of the Executive Management Committee since 2017, Chief Executive Officer, New York Life Investment Management Holdings LLC & New York Life Investment Management LLC since 2015. Senior Managing Director and Co-President of New York Life Investment Management LLC from January 2014 to May 2015. Previously held positions of increasing responsibility, including head of NYLIM International, Alternative Growth Businesses, and Institutional investments since joining New York Life in 2010	78	MainStay VP Funds Trust:
Trustee since 2017 (31 portfolios);
MainStay MacKay DefinedTerm Municipal Opportunities Fund: Trustee
since 2017; and
MainStay CBRE Global Infrastructure Megatrends Fund: Trustee
since June 2021
*	This Trustee is considered to be an “interested person” of the MainStay Group of Funds, MainStay VP Funds Trust and MainStay MacKay DefinedTerm Municipal Opportunities Fund, within the meaning of the 1940 Act because of her affiliation with New York Life Insurance Company, New York Life Investment Management LLC, Candriam Belgium S.A., Candriam Luxembourg S.C.A., IndexIQ Advisors LLC, MacKay Shields LLC, NYL Investors LLC, NYLIFE Securities LLC and/or NYLIFE Distributors LLC, as described in detail above in the column entitled “Principal Occupation(s) During Past Five Years.”

Interested Trustee
36	MainStay WMC Value Fund

Name and Year of Birth	Term of Office, Position(s) Held and Length of Service	Principal Occupation(s) During Past Five Years	Number of Portfolios in Fund Complex Overseen by Trustee	Other Directorships Held by Trustee

David H. Chow 1957	MainStay Funds: Trustee since 2016, Advisory Board Member (June 2015 to December 2015); MainStay Funds Trust: Trustee since 2016, Advisory Board Member (June 2015 to December 2015)	Founder and CEO, DanCourt Management, LLC since 1999	78	MainStay VP Funds Trust: Trustee since 2016, Advisory Board Member (June 2015 to December 2015) (31 portfolios);
MainStay MacKay DefinedTerm Municipal Opportunities Fund: Trustee since 2016, Advisory Board Member (June 2015 to December 2015);
				MainStay CBRE Global Infrastructure Megatrends Fund: Trustee since June 2021; Market Vectors Group of Exchange-Traded Funds: Independent Chairman of the Board of Trustees since 2008 and Trustee since 2006 (56 portfolios); and Berea College of Kentucky: Trustee since 2009, Chair of the Investment Committee since 2018
Susan B. Kerley 1951	MainStay Funds: Chairman since 2017 and Trustee since 2007; MainStay Funds Trust: Chairman since 2017 and Trustee since 1990**	President, Strategic Management Advisors LLC since 1990	78	MainStay VP Funds Trust: Chairman since January 2017 and Trustee since 2007 (31 portfolios)***;
MainStay MacKay DefinedTerm Municipal Opportunities Fund: Chairman since 2017 and Trustee since 2011;
				MainStay CBRE Global Infrastructure Megatrends Fund: Trustee since June 2021; and Legg Mason Partners Funds: Trustee since 1991 (45 portfolios)
Alan R. Latshaw 1951	MainStay Funds: Trustee; MainStay Funds Trust: Trustee since 2007**	Retired; Partner, Ernst & Young LLP (2002 to 2003); Partner, Arthur Andersen LLP (1989 to 2002); Consultant to the MainStay Funds Audit and Compliance Committee (2004 to 2006)	78	MainStay VP Funds Trust: Trustee since 2007 (31 portfolios)***;
MainStay MacKay DefinedTerm Municipal Opportunities Fund: Trustee since 2011; and
				MainStay CBRE Global Infrastructure Megatrends Fund: Trustee since June 2021
Richard H. Nolan, Jr. 1946	MainStay Funds: Trustee since 2007; MainStay Funds Trust: Trustee since 2007**	Managing Director, ICC Capital Management since 2004; President—Shields/Alliance, Alliance Capital Management (1994 to 2004)	78	MainStay VP Funds Trust: Trustee since 2006 (31 portfolios)***; and MainStay MacKay DefinedTerm Municipal Opportunities Fund: Trustee since 2011
Jacques P. Perold 1958	MainStay Funds: Trustee since 2016, Advisory Board Member (June 2015 to December 2015); MainStay Funds Trust: Trustee since 2016, Advisory Board Member (June 2015 to December 2015)	Founder and Chief Executive Officer, Capshift Advisors LLC (Since 2018); President, Fidelity Management & Research Company (2009 to 2014); President and Chief Investment Officer, Geode Capital Management, LLC (2001 to 2009)	78	MainStay VP Funds Trust: Trustee since 2016, Advisory Board Member (June 2015 to December 2015) (31 portfolios);
MainStay MacKay DefinedTerm Municipal Opportunities Fund: Trustee since 2016, Advisory Board Member (June 2015 to December 2015);
MainStay CBRE Global Infrastructure Megatrends Fund: Trustee since June 2021; Partners in Health: Trustee since 2019; Allstate Corporation: Director since 2015;
				and MSCI, Inc.: Director since 2017
Independent Trustees
37

Board of Trustees and Officers (Unaudited) (continued)
Name and Year of Birth	Term of Office, Position(s) Held and Length of Service	Principal Occupation(s) During Past Five Years	Number of Portfolios in Fund Complex Overseen by Trustee	Other Directorships Held by Trustee

Richard S. Trutanic 1952	MainStay Funds: Trustee since 1994; MainStay Funds Trust: Trustee since 2007**	Chairman and Chief Executive Officer, Somerset & Company (financial advisory firm) since 2004; Managing Director, The Carlyle Group (private investment firm) (2002 to 2004); Senior Managing Director, Partner and Board Member, Groupe Arnault S.A. (private investment firm) (1999 to 2002)	78	MainStay VP Funds Trust: Trustee since 2007 (31 portfolios)***;
MainStay MacKay DefinedTerm Municipal Opportunities Fund: Trustee since 2011; and MainStay CBRE Global Infrastructure Megatrends Fund; Trustee since June 2021
**	Includes prior service as a Director/Trustee of certain predecessor entities to MainStay Funds Trust.
***	Includes prior service as a Director of MainStay VP Series Fund, Inc., the predecessor to MainStay VP Funds Trust.

Name and Year of Birth	Term of Office, Position(s) Held and Length of Service	Principal Occupation(s) During Past Five Years	Number of Portfolios in Fund Complex Overseen by Trustee	Other Directorships Held by Trustee

Karen Hammond 1956	MainStay Funds: Advisory Board Member since June 2021; MainStay Funds Trust: Advisory Board Member since June 2021	Retired, Managing Director, Devonshire Investors (2007 to 2013); Senior Vice President, Fidelity Management & Research Co. (2005 to 2007); Senior Vice President and Corporate Treasurer, FMR Corp. (2003 to 2005); Chief Operating Officer, Fidelity Investments Japan (2001 to 2003)	78	MainStay VP Funds Trust: Advisory Board Member since June 2021 (31 portfolios);
MainStay MacKay DefinedTerm Municipal Opportunities Fund: Advisory Board Member since June 2021;
MainStay CBRE Global Infrastructure Megatrends Fund: Advisory Board Member since June 2021;
Two Harbors Investment Corp: Trustee since 2018, Chair of the Special Committee since 2019; Rhode Island School of Design: Trustee and Chair of the Finance Committee since 2015
Advisory Board Member	Independent Trustees
38	MainStay WMC Value Fund

Name and Year of Birth	Position(s) Held and Length of Service	Principal Occupation(s) During Past Five Years

Kirk C. Lehneis 1974	President, MainStay Funds, MainStay Funds Trust since 2017	Chief Operating Officer and Senior Managing Director since 2016, New York Life Investment Management LLC; Chairman of the Board since 2017, NYLIFE Distributors LLC; Chairman of the Board, NYLIM Service Company LLC since 2017; Trustee, President and Principal Executive Officer of IndexIQ Trust, IndexIQ ETF Trust and IndexIQ Active ETF Trust since January 2018; President, MainStay MacKay DefinedTerm Municipal Opportunities Fund and MainStay VP Funds Trust since 2017** and MainStay CBRE Global Infrastructure Megatrends Fund since June 2021; Senior Managing Director, Global Product Development (2015 to 2016); Managing Director, Product Development (2010 to 2015), New York Life Investment Management LLC
Jack R. Benintende 1964	Treasurer and Principal Financial and Accounting Officer, MainStay Funds since 2007, MainStay Funds Trust since 2009	Managing Director, New York Life Investment Management LLC since 2007; Treasurer and Principal Financial and Accounting Officer, MainStay MacKay DefinedTerm Municipal Opportunities Fund since 2011, MainStay VP Funds Trust since 2007** and MainStay CBRE Global Infrastructure Megatrends Fund since June 2021; and Assistant Treasurer, New York Life Investment Management Holdings LLC (2008 to 2012)
J. Kevin Gao 1967	Secretary and Chief Legal Officer, MainStay Funds and MainStay Funds Trust since 2010	Managing Director and Associate General Counsel, New York Life Investment Management LLC since 2010; Secretary and Chief Legal Officer, MainStay MacKay DefinedTerm Municipal Opportunities Fund since 2011, MainStay VP Funds Trust since 2010** and MainStay CBRE Global Infrastructure Megatrends Fund since June 2021
Scott T. Harrington 1959	Vice President— Administration, MainStay Funds since 2005, MainStay Funds Trust since 2009	Managing Director, New York Life Investment Management LLC (including predecessor advisory organizations) since 2000; Member of the Board of Directors, New York Life Trust Company since 2009; Vice President—Administration, MainStay MacKay DefinedTerm Municipal Opportunities Fund since 2011, MainStay VP Funds Trust since 2005** and MainStay CBRE Global Infrastructure Megatrends Fund since June 2021
Kevin M. Bopp 1969	Vice President and Chief Compliance Officer, MainStay Funds and MainStay Funds Trust since 2021 and 2014 to 2020	Vice President and Chief Compliance Officer, New York Life Investments Alternatives LLC and New York Life Investment Management Holdings LLC since 2020; Vice President since 2018 and Chief Compliance Officer since 2016, New York Life Investment Management LLC; Vice President and Chief Compliance Officer, IndexIQ Advisors LLC, IndexIQ Holdings Inc., IndexIQ LLC and IndexIQ Trust since 2017; Director and Associate General Counsel (2011 to 2014) and Vice President and Assistant General Counsel (2010 to 2011), New York Life Investment Management LLC;Vice President and Chief Compliance Officer, MainStay VP Funds Trust and MainStay MacKay DefinedTerm Municipal Opportunities Fund since June 2021 and 2014 to 2020 and MainStay CBRE Global Infrastructure Megatrends Fund since June 2021; Assistant Secretary, MainStay Funds, MainStay Funds Trust and MainStay VP Funds Trust (2010 to 2014)**, MainStay MacKay DefinedTerm Municipal Opportunities Fund (2011 to 2014)
*	The officers listed above are considered to be “interested persons” of the MainStay Group of Funds, MainStay VP Funds Trust and MainStay MacKay DefinedTerm Municipal Opportunities Fund within the meaning of the 1940 Act because of their affiliation with the MainStay Group of Funds, New York Life Insurance Company and/or its affiliates, including New York Life Investment Management LLC, NYLIM Service Company LLC, NYLIFE Securities LLC and/or NYLIFE Distributors LLC, as described in detail in the column captioned “Principal Occupation(s) During Past Five Years.” Officers are elected annually by the Board.
**	Includes prior service as an Officer of MainStay VP Series Fund, Inc., the predecessor to MainStay VP Funds Trust.
Officers of the Trust (Who are not Trustees)*
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MainStay Funds
Equity
U.S. Equity
MainStay Epoch U.S. Equity Yield Fund
MainStay MacKay S&P 500 Index Fund
MainStay Winslow Large Cap Growth Fund
MainStay WMC Enduring Capital Fund
MainStay WMC Growth Fund
MainStay WMC Small Companies Fund
MainStay WMC Value Fund
International Equity
MainStay Epoch International Choice Fund
MainStay MacKay International Equity Fund
MainStay WMC International Research Equity Fund
Emerging Markets Equity
MainStay Candriam Emerging Markets Equity Fund
Global Equity
MainStay Epoch Capital Growth Fund
MainStay Epoch Global Equity Yield Fund
Fixed Income
Taxable Income
MainStay Candriam Emerging Markets Debt Fund
MainStay Floating Rate Fund
MainStay MacKay High Yield Corporate Bond Fund
MainStay MacKay Short Duration High Yield Fund
MainStay MacKay Strategic Bond Fund
MainStay MacKay Total Return Bond Fund
MainStay MacKay U.S. Infrastructure Bond Fund
MainStay Short Term Bond Fund
Tax-Exempt Income
MainStay MacKay California Tax Free Opportunities Fund1
MainStay MacKay High Yield Municipal Bond Fund
MainStay MacKay New York Tax Free Opportunities Fund2
MainStay MacKay Short Term Municipal Fund
MainStay MacKay Strategic Municipal Allocation Fund3
MainStay MacKay Tax Free Bond Fund
Money Market
MainStay Money Market Fund
Mixed Asset
MainStay Balanced Fund
MainStay Income Builder Fund
MainStay MacKay Convertible Fund
Speciality
MainStay CBRE Global Infrastructure Fund
MainStay CBRE Real Estate Fund
MainStay Cushing MLP Premier Fund
Asset Allocation
MainStay Conservative Allocation Fund
MainStay Conservative ETF Allocation Fund
MainStay Defensive ETF Allocation Fund
MainStay Equity Allocation Fund
MainStay Equity ETF Allocation Fund
MainStay ESG Multi-Asset Allocation Fund
MainStay Growth Allocation Fund
MainStay Growth ETF Allocation Fund
MainStay Moderate Allocation Fund
MainStay Moderate ETF Allocation Fund

Manager
New York Life Investment Management LLC
New York, New York
Subadvisors
Candriam Belgium S.A.4
Brussels, Belgium
Candriam Luxembourg S.C.A.4
Strassen, Luxembourg
CBRE Investment Management Listed Real Assets LLC
Radnor, Pennsylvania
Cushing Asset Management, LP
Dallas, Texas
Epoch Investment Partners, Inc.
New York, New York
MacKay Shields LLC4
New York, New York
NYL Investors LLC4
New York, New York
Wellington Management Company LLP
Boston, Massachusetts
Winslow Capital Management, LLC
Minneapolis, Minnesota
Legal Counsel
Dechert LLP
Washington, District of Columbia
Independent Registered Public Accounting Firm
KPMG LLP
Philadelphia, Pennsylvania
Distributor
NYLIFE Distributors LLC4
Jersey City, New Jersey
Custodian
JPMorgan Chase Bank, N.A.
New York, New York

  1.
This Fund is registered for sale in AZ, CA, NV, OR, TX, UT, WA and MI (Class A and I shares only), and CO, FL, GA, HI, ID, MA, MD, NH, NJ and NY (Class I shares only).
2.	This Fund is registered for sale in CA, CT, DE, FL, MA, NJ, NY and VT.
3.	Prior to November 30, 2021, the Fund's name was formerly MainStay MacKay Intermediate Tax Free Bond Fund.
4.	An affiliate of New York Life Investment Management LLC.
Not part of the Annual Report

For more information
800-624-6782
newyorklifeinvestments.com
“New York Life Investments” is both a service mark, and the common trade name, of certain investment advisors affiliated with New York Life Insurance Company. The MainStay Funds® are managed by New York Life Investment Management LLC and distributed by NYLIFE Distributors LLC, 30 Hudson Street, Jersey City, NJ 07302, a wholly owned subsidiary of New York Life Insurance Company. NYLIFE Distributors LLC is a Member FINRA/SIPC.
©2021 NYLIFE Distributors LLC. All rights reserved.
1717394MS180-21	MSWV11-12/21
(NYLIM) NL532

Item 2.	Code of Ethics.

As of the end of the period covered by this report, the Registrant has adopted a code of ethics (the “Code”) that applies to the Registrant’s principal executive officer (“PEO”) and principal financial officer (“PFO”). During the period covered by this report, no amendments were made to the provisions of the Code. The Registrant did not grant any waivers, including implicit waivers, from any provisions of the Code to the PEO or PFO during the period covered by this report. A copy of the Code is filed herewith.

Item 3.	Audit Committee Financial Expert.

The Board of Trustees has determined that the Registrant has three “audit committee financial experts” (as defined by Item 3 of Form N-CSR) serving on its Audit Committee. The Audit Committee financial experts are Alan R. Latshaw, David H. Chow and Susan B. Kerley. Mr. Latshaw, Mr. Chow and Ms. Kerley are “independent” (as defined by Item 3 of Form N-CSR).

Item 4.	Principal Accountant Fees and Services.

(a)  Audit Fees

The aggregate fees billed for the fiscal year ended October 31, 2021 for professional services rendered by KPMG LLP (“KPMG”) for the audit of the Registrant’s annual financial statements or services that are normally provided by KPMG in connection with statutory and regulatory filings or engagements for that fiscal year were $861,000.

The aggregate fees billed for the fiscal year ended October 31, 2020 for professional services rendered by KPMG for the audit of the Registrant’s annual financial statements or services that are normally provided by KPMG in connection with statutory and regulatory filings or engagements for that fiscal year were $777,081.

(b) Audit-Related Fees

The aggregate fees billed for assurance and related services by KPMG that are reasonably related to the performance of the audit of the Registrant’s financial statements and are not reported under paragraph (a) of this Item were: (i) $0 for the fiscal year ended October 31, 2021, and (ii) $0 for the fiscal year ended October 31, 2020.

(c)    Tax Fees

The aggregate fees billed for professional services rendered by KPMG for tax compliance, tax advice, and tax planning were: (i) $0 during the fiscal year ended October 31, 2021, and (ii) $0 during the fiscal year ended October 31, 2020. These services primarily included preparation of federal, state and local income tax returns and excise tax returns, as well as services relating to excise tax distribution requirements.

(d)    All Other Fees

The aggregate fees billed for products and services provided by KPMG, other than the services reported in paragraphs (a) through (c) of this Item were: (i) $0 during the fiscal year ended October 31, 2021, and (ii) $0 during the fiscal year ended October 31, 2020.

(e)    Pre-Approval Policies and Procedures

(1)

The Registrant’s Audit Committee has adopted pre-approval policies and procedures (the “Procedures”) to govern the Committee’s pre-approval of (i) all audit services and permissible non-audit services to be provided to the Registrant by its independent accountant, and (ii) all permissible non-audit services to be provided by such independent accountant to the Registrant’s investment adviser and to any entity controlling, controlled by or under common control with the investment adviser that provides ongoing services to the Registrant (collectively, the “Service Affiliates”) if the services directly relate to the Registrant’s operations and financial reporting. In accordance with the Procedures, the Audit Committee is responsible for the engagement of the independent accountant to certify the Registrant’s financial statements for each fiscal year. With respect to the pre-approval of non-audit services provided to the Registrant and its Service Affiliates, the Procedures provide that the Audit Committee may annually pre-approve a list of the types of services that may be provided to the Registrant or its Service Affiliates, or the Audit Committee may pre-approve such services on a project-by-project basis as they arise. Unless a type of service has received general pre-approval, it will require specific pre-approval by the Audit Committee if it is to be provided by the independent accountant. The Procedures also permit the Audit Committee to delegate authority to one or more of its members to pre-approve any proposed non-audit services that have not been previously pre-approved by the Audit Committee, subject to the ratification by the full Audit Committee no later than its next scheduled meeting. To date, the Audit Committee has not delegated such authority.

(2)	With respect to the services described in paragraphs (b) through (d) of this Item 4, no amount was approved by the Audit Committee pursuant to paragraph (c)(7)(i)(C) of Rule 2-01 of Regulation S-X.

(f)  There were no hours expended on KPMG’s engagement to audit the Registrant’s financial statements for the most recent fiscal year was attributable to work performed by persons other than KPMG’s full-time, permanent employees.

(g)  All non-audit fees billed by KPMG for services rendered to the Registrant for the fiscal years ended October 31, 2021 and October 31, 2020 are disclosed in 4(b)-(d) above.

The aggregate non-audit fees billed by KPMG for services rendered to the Registrant’s investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the Registrant were approximately: (i) $78,500 for the fiscal year ended October 31, 2021, and (ii) $197,052 for the fiscal year ended October 31, 2020.

(h) The Registrant’s Audit Committee has determined that the non-audit services rendered by KPMG for the fiscal year ended October 31, 2021 to the Registrant’s investment adviser and any entity controlling, controlled by, or under common control with the Registrant’s investment adviser that provides ongoing services to the Registrant that were not required to be pre-approved by the Audit Committee because they did not relate directly to the operations and financial reporting of the registrant were compatible with maintaining the respective independence of KPMG during the relevant time period.

Item 5.	Audit Committee of Listed Registrants.

Not applicable.

Item 6.	Investments.

The Schedule of Investments is included as part of Item 1 of this report.

Item 7.	Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable.

Item 8.	Portfolio Managers of Closed-End Management Investment Companies.

Not applicable.

Item 9.	Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

Not applicable.

Item 10.	Submission of Matters to a Vote of Security Holders.

Since the Registrant’s last response to this Item, there have been no material changes to the procedures by which shareholders may recommend nominees to the Registrant’s Board of Trustees.

Item 11.  Controls and Procedures.

(a)        Based on an evaluation of the Registrant’s Disclosure Controls and Procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940) (the “Disclosure Controls”), as of a date within 90 days prior to the filing date (the “Filing Date”) of this Form N-CSR (the “Report”), the Registrant’s principal executive officer and principal financial officer have concluded that the Disclosure Controls are reasonably designed to ensure that information required to be disclosed by the Registrant in the Report is recorded, processed, summarized and reported by the Filing Date, including ensuring that information required to be disclosed in the Report is accumulated and communicated to the Registrant’s management, including the Registrant’s principal executive officer and principal financial officer, as appropriate to allow timely decisions regarding required disclosure.

(b)        There were no changes in the Registrant’s internal control over financial reporting (as defined in Rule 30a-3(d)) under the Investment Company Act of 1940 that occurred during the period covered by this report that has materially affected, or is reasonably likely to materially affect, the Registrant’s internal control over financial reporting.

Item 12.  Disclosure of Securities Lending Activities for Closed End Management Investment Companies.

Not applicable.

Item 13. Exhibits.

(a)(1)	Code of Ethics

(a)(2)	Certifications of principal executive officer and principal financial officer as required by Rule 30a-2 under the Investment Company Act of 1940.

(b)	Certifications of principal executive officer and principal financial officer as required by Section 906 of the Sarbanes-Oxley Act of 2002.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the Registrant has duly caused this Report to be signed on its behalf by the undersigned, thereunto duly authorized.

THE MAINSTAY FUNDS

By:	/s/ Kirk C. Lehneis
Kirk C. Lehneis
President and Principal Executive Officer

Date: January 7, 2022

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this Report has been signed below by the following persons on behalf of the Registrant and in the capacities and on the dates indicated.

By:	/s/ Kirk C. Lehneis
Kirk C. Lehneis
President and Principal Executive Officer

Date: January 7, 2022

By:	/s/ Jack R. Benintende
Jack R. Benintende
Treasurer and Principal Financial
and Accounting Officer

Date: January 7, 2022

EXHIBIT INDEX

(a)(1)	Code of Ethics

(a)(2)	Certifications of principal executive officer and principal financial officer as required by Rule 30a-2 under the Investment Company Act of 1940.

(b)	Certification of principal executive officer and principal financial officer as required by Section 906 of the Sarbanes-Oxley Act of 2002.